UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08274

MassMutual Select Funds
(Exact name of registrant as specified in charter)

100 Bright Meadow Blvd., Enfield, CT 06082
(Address of principal executive offices)	(Zip code)
Eric Wietsma
100 Bright Meadow Blvd., Enfield, CT 06082
(Name and address of agent for service)

Registrant’s telephone number, including area code: (860) 562-1000

Date of fiscal year end: 9/30/2017

Date of reporting period: 9/30/2017

Item 1. Reports to Stockholders.

MassMutual

Annual Report

MassMutual Select Funds

September 30, 2017

This material must be preceded or accompanied by a current prospectus (or summary prospectus, if available) for the MassMutual Select Funds. Investors should consider a Fund’s investment objective, risks, and charges and expenses carefully before investing. This and other information about the investment company is available in the prospectus (or summary prospectus, if available). Read it carefully before investing.

MassMutual Select Funds – President’s Letter to Shareholders (Unaudited)

To Our Shareholders

Eric Wietsma

“MassMutual believes that ever-changing market conditions have the potential to benefit individuals who maintain a long-term perspective on investing.”

September 30, 2017

Continued strength in U.S. markets benefits equity investors; global markets stabilize

I am pleased to present you with the MassMutual Select Funds Annual Report, covering the year ended September 30, 2017 (the “fiscal year”). Domestic stocks enjoyed strong performance during the fiscal year, as investor sentiment was buoyed by campaign promises focused on tax reforms, infrastructure spending, health care reform, and the creation of American jobs. While the Trump administration and the Republican-led Congress struggled to turn campaign promises into policy realities, continued improving domestic economic data supported investor confidence during the fiscal year.

Foreign stocks also performed well for investors, as European markets stabilized significantly with Brexit concerns shifting to the actual details of executing Great Britain’s separation from the European Union. Asian markets also stabilized, even though geopolitical tensions in the region escalated due to China’s disputed expansion in the South China Sea, North Korea’s increased nuclear and missile arsenal, and lingering suspicions regarding Russia’s covert involvement in the American political process and its participation in Middle Eastern conflicts. Japan’s economic policies also appeared to be helping that country overcome its long-term economic challenges.

While equity markets added to an impressive string of consecutive quarters with positive results, investment-grade bond investors found it more difficult to generate satisfying returns during the period.

In MassMutual’s view, the ongoing uncertainties associated with investing in today’s markets validate the importance of taking a long-term perspective and not reacting to current events or short-term market changes. We also believe retirement investors who follow certain investment guidelines, such as the ones below, may increase their chances of reaching their retirement income goals.

Suggestions for retirement investors under any market conditions

Save as much as you can

There is no way to predict how the markets will perform. But you can control how often and how much you contribute to your retirement plan account. Contributing as much as you can and increasing your contribution level as often as possible may be one way to help you realize your retirement income goals.*

Invest in all market conditions

Many seasoned investors believe that retirement savers who can tolerate a market downturn have the potential to be rewarded by accumulating larger positions at more favorable prices (compared to those who do not invest during a down market). That’s why financial professionals often advise their clients to stay in the market, regardless of short-term results.

Retirement investors have time on their side

For most, saving and investing for retirement occurs over many decades. While most retirement investors may be familiar with market volatility, savvy investors know that adopting a long-term view of the markets can help them withstand all market conditions.

*	Systematic investing and asset allocation do not ensure a profit or protect against loss in a declining market. Systematic investing involves continuous investment in securities regardless of fluctuating price levels. Investors should consider their ability to continue investing through periods of low price levels.

(Continued)

MassMutual Select Funds – President’s Letter to Shareholders (Unaudited) (Continued)

Monitor your asset allocation regularly – and diversify

Stocks, bonds, and short-term/money market investments typically (although not always) behave differently, depending on the economic and market environment. Each of these asset classes contains an even greater array of sub-categories, such as small-cap stocks, international stocks, and high-yield bonds. Many financial professionals believe that investors can take advantage of different opportunities in the market and reduce the risk of over-exposure to one or two poorly performing investment types by maintaining a retirement plan account that contains a mix of investment types and sub-categories.

Make informed choices and seek professional guidance

Many financial advisors suggest that retirement investors select an appropriate combination of investments that aligns with their retirement income goals. Doing so can help you withstand the inevitable ups and downs of the markets.

If you work with a financial professional, this may be an excellent time to contact him or her for assistance in assessing whether or not you:

•	may be saving enough for retirement based on your long-term needs;

•	are invested properly for all market conditions, based on your goals and objectives and where you are in your retirement planning journey; and

•	feel you are taking the right steps to help reduce your longevity risk, which is related to the possibility that you could “outlive” your retirement savings.

We’re people protecting people

MassMutual believes that nothing matters more than your safety and well-being. Our commitment has always been to help people financially protect their families and put themselves on the path to a more financially secure future. And that’s why we consistently encourage retirement investors to maintain a long-term view toward retirement investing, and avoid reacting to short-term market movements. We believe that ever-changing market conditions have the potential to benefit individuals who maintain a long-term perspective on investing. Thank you for your continued confidence in MassMutual.

Sincerely,

Eric Wietsma

President

The information provided is the opinion of MassMutual Funds Investment Management Group as of 10/1/17 and is subject to change without notice. It is not to be construed as tax, legal, or investment advice. Of course, past performance does not guarantee future results.

MassMutual Select Funds – Economic and Market Overview (Unaudited)

September 30, 2017

Market Highlights

•	U.S. stock investors enjoyed strong performance during the fiscal year, bolstered by a rally which started after the November 2016 U.S. presidential election.

•	Data throughout the period pointed to sustained improvements in the global economic environment.

•	Foreign markets rebounded over the past 12 months, even though geopolitical turbulence increased in some regions.

•	The Federal Reserve Board (the “Fed”) raised short-term interest rates three times during the reporting period and introduced a plan to shrink its balance sheet beginning in 2017.

•	Investment-grade bond investors struggled to break even during this annual reporting cycle.

Market Environment

U.S. stock investors enjoyed strong performance during the fiscal year ended September 30, 2017, bolstered by a rally which started after the November 2016 U.S. presidential election. All major domestic stock indexes registered positive returns during the period, though returns varied widely across asset classes and investment styles.

Following the surprising election of Donald J. Trump as the 45th President of the United States, investor sentiment was buoyed by campaign promises focused on tax reforms, infrastructure spending, health care reform, and the creation of American jobs. While the Trump administration and the Republican-led Congress struggled to turn campaign promises into policy realities, investor sentiment remained high through the end of the reporting period.

Consecutive improved quarterly earnings reports fueled strong investor sentiment. For each quarterly reporting cycle of this fiscal year, the majority of American corporations reported earnings and sales that beat forecasts. While the market generally acknowledges that stock valuations are high by historical standards, strong earnings and sales results appear to justify ongoing investor participation in equity markets.

Continued improving domestic economic data also supported investor confidence over the past 12 months. In 2017, the scope of improved economic data expanded to include developed international markets. European markets stabilized significantly as Brexit concerns shifted to the actual details of executing Great Britain’s separation from the European Union (EU). Prime Minister Teresa May triggered Article 50 of the Lisbon Treaty (which outlines the process for EU members to withdraw from the EU) on March 29, 2017 – setting the time frame for Britain to officially leave the EU as no later than April 2019. Continued German economic strength, bolstered by Angela Merkel’s re-election in September 2017, added stability to EU and global markets. Emmanuel Macron’s resounding victory in France’s May 2017 presidential election seemed to stem the populist political tide that had added turbulence to EU markets.

Asian markets also stabilized, even though geopolitical tensions in the region escalated due to China’s disputed expansion in the South China Sea, North Korea’s increased nuclear and missile arsenal, and lingering suspicions regarding Russia’s covert involvement in the American political process and its participation in Middle Eastern conflicts. China’s central bank managed to successfully navigate concerns about production declines, real estate, currency pricing, and the growing Chinese middle class. Japan’s economic policies also appeared to be helping that country overcome its long-term economic challenges.

The Fed continued to exert influence on domestic and global markets during this annual reporting cycle, but generally improving economic conditions muted that influence compared to previous years. The Fed raised short-term interest rates three times during the fiscal year – in December 2016 and in March and June of 2017. After starting the reporting period at 0.50%, the short-term interest rate is now 1.25%. The most recent minutes from the Fed’s Federal Open Market Committee forecast one more rate hike in 2017 and the possibility of three additional increases in 2018. In addition, the Fed introduced plans to begin selling down its balance sheet, bringing to an end the era of Quantitative Easing (i.e., the Fed’s program of encouraging economic growth by purchasing government bonds). It is particularly interesting to note that in previous years, the mere threat of a rate hike added turbulence to markets. During this reporting period, Fed actions did not negatively disrupt markets.

MassMutual Select Funds – Economic and Market Overview (Unaudited) (Continued)

During the one-year period ended September 30, 2017, the technology-focused NASDAQ Composite® Index rose 23.68%, the S&P 500® Index (S&P 500) of large-capitalization U.S. stocks gained 18.61%, the Dow Jones Industrial AverageSM grew 25.45%, and the Russell 2000® Index of small-capitalization stocks added 20.74%. Notably, this marks the second consecutive year these indexes logged double-digit returns. Domestic large-cap growth stocks outperformed for the reporting period, as the Russell 1000® Growth Index reported a 21.94% return.

In foreign markets, the MSCI EAFE® Index, a barometer for foreign stocks in developed markets, returned 19.10% for the fiscal year, more than doubling its return of 6.52% for the previous reporting year. Developing market companies also delivered another strong performance for the period, as the MSCI Emerging Markets Index, a measure of the performance of emerging stock markets throughout the world, rose 22.46%.*

Investment-grade bond investors struggled to break even this fiscal year, as the Bloomberg Barclays U.S. Aggregate Bond Index, a broad measure of the U.S. investment-grade bond markets, ended the period essentially where it started, advancing only 0.07%. Market yields generally rose during the final months of 2016 and accelerated following last November’s U.S. presidential election. Since bond prices typically fall during periods of rising interest rates, this was a particularly challenging period of time for the bond market.

Yield on the 2-year U.S. Treasury bond rose 0.70% due to market influences and Fed action, ending the reporting period at 1.47%. Yield on the 10-year Treasury bond rose 0.73% for the period, rising early on in the post-election period and declined modestly for the rest of the period to end at 2.33%. With equity markets returning double-digit growth for the second consecutive year, high-yield corporate bonds outperformed other fixed income investments, as the Bloomberg Barclays U.S. Corporate High-Yield Index, which measures the performance of fixed-rate, below-investment-grade debt securities from corporate sectors, delivered a return of 8.88%.*

With eight consecutive quarters of positive returns for the S&P 500 now in the history books – a feat seen only five times since 1928 – thoughtful investors are asking themselves how long this upward climb can continue. We remain convinced that a broadly diversified portfolio aligned to a long-term strategy is the retirement investor’s wisest course. When one side of the market enjoys outsized growth for a long period of time, portfolios may become overweight in one asset class. As we close out this fiscal year, it may be the right time to evaluate your portfolio to ensure that it matches your overall investment strategy and objectives.

The information provided is the opinion of MML Investment Advisers, LLC as of 10/1/17 and is subject to change without notice. It is not to be construed as tax, legal, or investment advice. Of course, past performance does not guarantee future results.

*	Indexes are unmanaged, do not incur fees or expenses and cannot be purchased directly for investment.

MassMutual Select Total Return Bond Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Select Total Return Bond Fund, and who is the Fund’s subadviser?

The Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in a diversified portfolio of investment grade fixed income securities. The Fund’s subadviser is Metropolitan West Asset Management, LLC (MetWest).

How did the Fund perform during the 12 months ended September 30, 2017?

The Fund’s Class R5 shares returned 0.36%, outperforming the 0.07% return of the Bloomberg Barclays U.S. Aggregate Bond Index (the “benchmark”), which measures the performance of the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid ARM pass-throughs), asset-backed securities (ABS), and commercial mortgage-backed securities.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2017, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the year ended September 30, 2017, the Fund outperformed the benchmark. Among sectors, the largest contributor to this outperformance was the Fund’s allocation to non-agency MBS, particularly bonds backed by alt-A and subprime collateral, which have benefited from solid demand and continued improvements in fundamentals, such as higher home prices and lower loan-to-value ratios. (“Agency” refers to government-sponsored entities that issue bonds backed by mortgage loans, including Ginnie Mae, Fannie Mae, Freddie Mac, and the Federal Home Loan Banks.) Tighter spreads among government-guaranteed student loan ABS, an emphasis in the Fund’s portfolio, further boosted performance, as rating downgrade reviews concluded with results that were less severe than anticipated.

A conservative positioning in the credit sector detracted from returns, given the significant rally of higher-beta sectors over the period. Offsetting this drag were the contributions from the Fund’s overweight position, relative to the benchmark, among securitized bonds – which are created by pooling various types of contractual debt, such as mortgages and auto loans – as well as from the defensive duration profile of the portfolio, which was rewarded as U.S. Treasury rates rose by 0.55 – 0.80% across the yield curve. (The yield curve is a graph showing the term structure of interest rates by plotting the yields of all bonds of comparable quality with maturities ranging from the shortest – typically one month – to the longest – typically 30 years – available. The resulting curve shows whether short-term interest rates are higher or lower than long-term rates.)

The portfolio’s use of derivatives to manage duration and yield curve during the reporting period had no material impact on the Fund’s full-year returns. Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Most derivatives are used for hedging, speculation, or both.

Subadviser outlook

As the demand for yield continues to be the dominant force in the market, technicals have generally superseded what are deteriorating credit fundamentals. To this point, while the investment-grade bond market has grown by 11%, or $3.5 trillion, since 2009, EBITDA growth for the credit universe over the same period was only 1%. (EBITDA, which stands for “earnings before interest, tax, depreciation and amortization,” is a measure of a company’s operating performance.) Given peak corporate leverage levels that are unlikely to meaningfully improve in the foreseeable future as record debt issuance shows no sign of slowing, combined with weakening issuance practices, our view regarding credit exposure is particularly cautious, even as spreads continue to tighten. The Fund remains true to a disciplined, value-based approach, reflected via a focus on higher-quality, more defensive areas of the market and a shorter-duration profile versus the benchmark. Securitized products, which we believe offer opportunities for attractive, risk-adjusted returns, remain an emphasis and the Fund’s positioning favors high-quality, more senior issues.

MassMutual Select Total Return Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Select Total Return Bond Fund Portfolio Characteristics (% of Net Assets) on 9/30/17

U.S. Government Agency Obligations and Instrumentalities	34.0%
Corporate Debt	28.2%
U.S. Treasury Obligations	24.9%
Non-U.S. Government Agency Obligations	14.6%
Municipal Obligations	2.1%

Total Long-Term Investments	103.8%
Short-Term Investments and Other Assets and Liabilities	(3.8)%

Net Assets	100.0%

MassMutual Select Total Return Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Total Return Bond Fund Class I, Class R5, Service Class, Administrative Class, Class R4, Class R3, and the Bloomberg Barclays U.S. Aggregate Bond Index.

TOTAL RETURN	One Year 10/1/16 - 9/30/17	Five Year Average Annual 10/1/12 - 9/30/17	Since Inception Average Annual 7/6/10 - 9/30/17
Class I	0.57%	2.06%	3.36%
Class R5	0.36%	1.92%	3.21%
Service Class	0.35%	1.82%	3.12%
Administrative Class	0.19%	1.73%	3.01%
Class R4	0.02%	1.59%	2.89%
Class R3	-0.27%	1.34%	2.64%
Bloomberg Barclays U.S. Aggregate Bond Index	0.07%	2.06%	3.22%

Hypothetical Investments in MassMutual Select Total Return Bond Fund Class A, Class A (sales load deducted), and the Bloomberg Barclays U.S. Aggregate Bond Index.

TOTAL RETURN	One Year 10/1/16 - 9/30/17	Since Inception Average Annual 4/1/14 - 9/30/17
Class A	-0.01%	2.17%
Class A (sales load deducted)*	-4.76%	0.76%
Bloomberg Barclays U.S. Aggregate Bond Index	0.07%	2.96%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 4.75% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Bloomberg Barclays U.S. Aggregate Bond Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Strategic Bond Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Select Strategic Bond Fund, and who are the Fund’s subadvisers?

The Fund seeks a superior total rate of return by investing in fixed income instruments. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in U.S. dollar-denominated fixed income securities and other debt instruments of domestic and foreign entities, including corporate bonds, securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities, mortgage-backed or asset-backed securities, and money market instruments. The Fund’s subadvisers are Western Asset Management Company (Western Asset) and its affiliate, Western Asset Management Company Limited (Western Asset Limited). Western Asset Limited manages the non-U.S. dollar denominated investments of the Fund.

How did the Fund perform during the 12 months ended September 30, 2017?

The Fund’s Class R5 shares returned 2.55%, outperforming the 0.07% return of the Bloomberg Barclays U.S. Aggregate Bond Index (the “benchmark”), which measures the performance of the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid ARM pass-throughs), asset-backed securities (ABS), and commercial mortgage-backed securities.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2017, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the year ended September 30, 2017, the Fund outperformed its benchmark, as the Fund’s top-down macro strategies had a net positive impact on performance. The Fund had more interest rate exposure (duration) than the benchmark, which was the largest detractor from performance as interest rates rose over the reporting period. However, the Fund’s yield curve positioning, with an overweight position, relative to the benchmark, to long-dated securities proved positive for performance, as long-term interest rates rose less than short-term interest rates and the curve flattened. The yield curve is a graph showing the term structure of interest rates by plotting the yields of all bonds of comparable quality with maturities ranging from the shortest – typically one month – to the longest – typically 30 years – available. The resulting curve shows whether short-term interest rates are higher or lower than long-term rates.

The Fund’s exposure to Treasury Inflation Protected Securities (TIPS) for diversification and as a hedge against unexpected inflation also contributed to performance, as inflation expectations rose over the period. Most spread sectors (i.e., investment-grade corporate bonds and other non-Treasury bonds) outperformed U.S. Treasuries and generated positive excess returns. The Fund’s structured product exposure, especially non-agency MBS, was the largest contributor to performance, as fundamentals continued to improve and demand was strong. (“Agency” refers to government-sponsored entities that issue bonds backed by mortgage loans, including Ginnie Mae, Fannie Mae, Freddie Mac, and the Federal Home Loan Banks.) The Fund’s emerging market bond and currency exposures were also positive contributors, as the outlook for global growth increased and fears of protectionist U.S. trade policies abated. The Fund’s non-U.S. dollar exposure was a significant contributor – specifically, a short position to the Japanese yen and long positions to the euro and the Canadian dollar. Finally, the Fund’s tactical agency MBS exposure and coupon selection as compared to the benchmark detracted slightly from performance.

The Fund used derivative instruments mainly for hedging purposes during the period, including adjusting duration and term structure exposures. Additionally, the Fund used currency futures, forwards, and options to adjust exposure to various foreign currencies. Currency forwards and futures are derivatives that lock in the price at which an investor can buy or sell a currency on a future date. Interest rate swaps were also utilized during the period to help manage the overall interest rate sensitivity of the Fund’s portfolio, as well as managing against anticipated changes in interest rates. Overall, the Fund’s use of derivatives had a positive impact on performance during the period.

MassMutual Select Strategic Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

Subadviser outlook

The U.S. economic recovery continues. Unemployment in the United States is down to 4.2%, and the Federal Reserve is holding steady on its gradual path to normalization. Core inflation in the U.S., however, is still refusing to bounce. With global growth picking up (with emerging markets, in particular, healing) and European optimism growing, we expect there to be few headwinds from abroad to impede U.S. growth, which we believe could continue at a rate just above 2%. We believe that, in this environment, spread products could continue to outperform government bonds. As we move into 2018, we also believe that returns in high-quality fixed-income products could be modest. The Fund remains positioned with an overweight to spread sectors to take advantage of potentially attractive valuations and solid fundamentals, while maintaining diversified strategies to help manage volatility and mitigate downside risks.

MassMutual Select Strategic Bond Fund Portfolio Characteristics (% of Net Assets) on 9/30/17

U.S. Government Agency Obligations and Instrumentalities	27.0%
Corporate Debt	26.2%
U.S. Treasury Obligations	23.6%
Non-U.S. Government Agency Obligations	11.6%
Sovereign Debt Obligations	6.0%
Bank Loans	3.4%
Purchased Options	0.1%
Municipal Obligations	0.0%
Preferred Stock	0.0%

Total Long-Term Investments	97.9%
Short-Term Investments and Other Assets and Liabilities	2.1%

Net Assets	100.0%

MassMutual Select Strategic Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Strategic Bond Fund Class R5, Service Class, Administrative Class, Class A, Class A (sales load deducted), Class R3, and the Bloomberg Barclays U.S. Aggregate Bond Index.

TOTAL RETURN	One Year 10/1/16 - 9/30/17	Five Year Average Annual 10/1/12 - 9/30/17	Ten Year Average Annual 10/1/07 - 9/30/17
Class R5	2.55%	3.38%	5.17%
Service Class	2.30%	3.26%	5.08%
Administrative Class	2.30%	3.16%	4.96%
Class A	1.99%	2.90%	4.70%
Class A (sales load deducted)*	-2.85%	1.90%	4.19%
Class R3	1.84%	2.69%	4.43%
Bloomberg Barclays U.S. Aggregate Bond Index	0.07%	2.06%	4.27%

Hypothetical Investments in MassMutual Select Strategic Bond Fund Class I, Class R4, and the Bloomberg Barclays U.S. Aggregate Bond Index.

TOTAL RETURN	One Year 10/1/16 - 9/30/17	Since Inception Average Annual 4/1/14 - 9/30/17
Class I	2.64%	4.35%
Class R4	2.15%	3.88%
Bloomberg Barclays U.S. Aggregate Bond Index	0.07%	2.96%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 4.75% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Bloomberg Barclays U.S. Aggregate Bond Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Diversified Value Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Select Diversified Value Fund, and who are the Fund’s subadvisers?

The Fund seeks to achieve long-term growth of capital and income by investing primarily in a diversified portfolio of equity securities of larger, well-established companies. The Fund invests primarily in stocks of companies that the subadvisers believe are undervalued in the marketplace. The Fund normally invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in stocks, securities convertible into stocks, and other securities, such as warrants and stock rights, whose value is based on stock prices. The Fund’s subadvisers are T. Rowe Price Associates, Inc. (T. Rowe Price), which was responsible for approximately 34% of the Fund’s portfolio; and Brandywine Global Investment Management, LLC (Brandywine Global), which managed approximately 66% of the Fund’s portfolio, as of September 30, 2017. Effective September 21, 2017, T. Rowe Price replaced Loomis, Sayles & Company, L.P. (Loomis Sayles) as a co-subadviser of the Diversified Value Fund.

How did the Fund perform during the 12 months ended September 30, 2017?

The Fund’s Class R5 shares returned 19.16%, outperforming the 15.12% return of the Russell 1000® Value Index (the “benchmark”), which measures the performance of the large-cap value segment of U.S. equity securities. It includes the Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values. It is market-capitalization weighted.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2017, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the time that T. Rowe Price served as co-subadviser for the Fund (September 21 – September 30, 2017), the health care sector was the leading relative outperformer, driven primarily by stock selection. Shares of health benefits firm Anthem advanced, as this Fund component holding was buoyed by higher insurance premiums and growth in membership. The consumer staples sector also aided relative results, due to both stock choices and an underweight allocation, relative to the benchmark. Another Fund component holding, meat and prepared food producer Tyson Foods, was a key contributor to results. Consumer discretionary was the largest relative detractor, due to stock selection. There, media company and Fund component holding Twenty-First Century Fox suffered due to challenges in broadcast TV advertising, increases in expense growth, and delays in the Sky transaction within the U.K. As of September 30, 2017, T. Rowe Price held rights generating minimal gross exposure. These rights were received as part of mandatory rights issue corporate action and were non-tradable. The estimated return impact from employing these rights was negligible.

For the year ended September 30, 2017, Brandywine Global’s investment discipline kept its component of the Fund from investing in the more expensive food, beverage, and tobacco companies that lagged during the year. Utilities and real estate investment trusts were also high-valuation companies that lagged. The Fund component remained underweight in both sectors throughout the year, which helped drive both absolute and relative returns. Real estate and energy were the only sectors with negative returns within the benchmark over the past year. The poor performance in energy was driven by the steep drop in the price of oil, and this Fund component maintained a large steady underweight in the sector. The industrials sector had the largest contribution to excess returns, driven from steady strength among the aerospace and defense companies. Many Fund component holdings became higher-valuation sales after the companies experienced strong earnings growth. The Fund component’s portfolio also benefited from avoiding the higher-valuation industrial conglomerates, such as Honeywell and General Electric. This segment of the Fund additionally benefited from a large overweight in the technology sector, particularly from strong performance by Apple Inc., which is the largest position in the Brandywine Global portfolio.

For the time that Loomis Sayles served as co-subadviser for the Fund (October 1, 2016 – September 20, 2017), stock selection across the majority of sectors was strong. The Fund component’s relative underweight to the energy, real estate, and consumer staples sectors also contributed to the Fund component’s outperformance. Strong stock selection was broad based, with the energy, real estate, financials, health care, and industrials sectors leading the way. The individual Fund component holdings that contributed most were all financial holdings: Bank of America, JP Morgan Chase, and PNC Financial. Stock selection within the consumer discretionary sector was the main detractor from relative performance. The individual Fund component holdings that most negatively impacted performance were Teva Pharmaceuticals, Advance Auto Parts, Inc., and Qualcomm Incorporated. After a series of setbacks, shares of Teva Pharmaceuticals declined substantially in the fourth quarter of 2016, when news surfaced that

MassMutual Select Diversified Value Fund – Portfolio Manager Report (Unaudited) (Continued)

the Department of Justice was investigating Teva for alleged price collusion on several generic drugs. After trimming the position, Loomis Sayles fully exited the position in February. Shares of Advance Auto Parts underperformed, as the combination of elevated expectations and industry deceleration triggered a fair amount of pressure on the name. Qualcomm, a digital communications equipment company, was hit by multiple negative legal and regulatory setbacks.

Subadviser outlook

T. Rowe Price believes that continued acrimony in Washington has diminished the prospects for the significant economic stimulus that many investors had anticipated after Republicans achieved unified control of the government in the 2016 elections. Our view is that the market may now be underestimating the potential for modest tax cuts, however, which could spur earnings growth. Given that the environment in Washington remains volatile and valuations are somewhat elevated more broadly, we continue to anticipate muted returns in the near term.

Brandywine Global notes that the economy remains strong, with low unemployment recently coupled with wage growth. We look for a balance in the portfolio between a pro-cyclical sector bias for up markets and a higher-quality tilt as a cushion in down markets. With our bottom-up quantitative and fundamental hybrid process, our component of the Fund remains positively exposed to rising interest rates, with continued large underweights in higher-yielding utility and real estate companies, and overweights in banks and insurance companies. As of September 30, 2017, our Fund component’s sector weights remained more pro-cyclical, with overweight positions in technology, consumer discretionary, and industrials. However, our component of the Fund is also balanced by higher exposure to more typically defensive factors, in the event of a market downturn.

MassMutual Select Diversified Value Fund Largest Holdings (% of Net Assets) on 9/30/17

JP Morgan Chase & Co.	4.1%
Johnson & Johnson	3.5%
Apple, Inc.	3.4%
Wells Fargo & Co.	3.1%
Wal-Mart Stores, Inc.	2.5%
Cisco Systems, Inc.	2.2%
Morgan Stanley	2.2%
Total SA	1.7%
Chevron Corp.	1.7%
Anthem, Inc.	1.6%

26.0%

MassMutual Select Diversified Value Fund Sector Table (% of Net Assets) on 9/30/17

Financial	29.0%
Consumer, Non-cyclical	17.0%
Technology	10.7%
Industrial	9.7%
Communications	9.3%
Consumer, Cyclical	8.4%
Energy	6.6%
Utilities	4.1%
Basic Materials	3.7%
Mutual Funds	1.0%

Total Long-Term Investments	99.5%
Short-Term Investments and Other Assets and Liabilities	0.5%

Net Assets	100.0%

MassMutual Select Diversified Value Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Diversified Value Fund Class R5, Service Class, Administrative Class, Class A, Class A (sales load deducted), Class R3, and the Russell 1000 Value Index.

TOTAL RETURN	One Year 10/1/16 - 9/30/17	Five Year Average Annual 10/1/12 - 9/30/17	Ten Year Average Annual 10/1/07 - 9/30/17
Class R5	19.16%	13.04%	4.97%
Service Class	18.97%	12.93%	4.86%
Administrative Class	18.92%	12.82%	4.76%
Class A	18.64%	12.53%	4.47%
Class A (sales load deducted)*	11.82%	11.20%	3.85%
Class R3	18.37%	12.30%	4.19%
Russell 1000 Value Index	15.12%	13.20%	5.92%

Hypothetical Investments in MassMutual Select Diversified Value Fund Class I, Class R4, and the Russell 1000 Value Index.

TOTAL RETURN	One Year 10/1/16 - 9/30/17	Since Inception Average Annual 4/1/14 - 9/30/17
Class I	19.25%	8.48%
Class R4	18.74%	8.01%
Russell 1000 Value Index	15.12%	8.74%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Value Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Fundamental Value Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Select Fundamental Value Fund, and who is the Fund’s subadviser?

The Fund seeks long-term total return by investing primarily in equity securities of issuers that the Fund’s subadviser believes are undervalued. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities, with a focus on companies with large market capitalizations (which the subadviser believes are generally above $2 billion). The Fund’s subadviser is Wellington Management Company LLP (Wellington Management).

How did the Fund perform during the 12 months ended September 30, 2017?

The Fund’s Class R5 shares returned 15.41%, outperforming the 15.12% return of the Russell 1000® Value Index (the “benchmark”), which measures the performance of the large-cap value segment of U.S. equity securities. It includes the Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values. It is market-capitalization weighted.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2017, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the year ended September 30, 2017, an underweight allocation to real estate, relative to the benchmark, contributed to the Fund’s relative results, as did security selection within the consumer discretionary and materials sectors. These results were partially offset by weaker selection within the energy and information technology sectors.

Fund holdings that were top contributors to benchmark-relative performance included PNC Financial Services (financials), JP Morgan Chase (financials), and Hilton Worldwide (consumer discretionary). PNC performed well throughout the period, showing consistent execution on the growth of their franchise and simultaneously controlling costs. This company is one of the most levered to the interest rate improvements, and multiple Federal Reserve rate hikes in 2017 benefited PNC’s share price, as did PNC’s recent dividend increase. Global financial services firm JP Morgan Chase benefited from increased optimism about U.S. banks during the period. Hilton Worldwide, an international chain of service hotels and resorts, was the top contributor in the consumer discretionary sector. The Fund increased its position in Hilton toward the end of 2016 due to its favorable view of the sum-of-the-parts value of the business. The Fund continued to hold these three stocks at the end of the reporting period.

Top detractors from benchmark-relative results included Bank of America (financials) and Southwestern Energy (energy). The Fund initiated a position in banking and financial services company Bank of America during the period, on the belief that the earnings outlook for the sector was quite good – given potential benefits from higher interest rates, increased economic growth, lower regulation, and lower tax rates. Southwestern Energy, an independent energy company, which engages in the exploration, development, and production of natural gas and oil, was hit by energy price weakness and the expectation of increased U.S. shale production. The Fund continued to hold both stocks as of the end of the reporting period.

Subadviser outlook

We believe we may have seen early signs of another style reversal from growth to value, as September 2017 experienced a notable inflection where the value indexes began to outpace their growth counterparts. While it is yet to be seen whether these recent trends will continue, there are several factors that we believe could sustain conditions where value leadership persists. These include the potential for global growth to continue/increase, the possible imposition of U.S. tax reform, and normalized interest rates and monetary policies. Fund management continues to seek balance in the portfolio by investing in what we view to be attractively valued companies with upside potential, while avoiding excess exposure to companies that are dependent on further economic improvements for success. At the end of the reporting period, the Fund’s largest overweight was in the information technology and industrials sectors, whereas the Fund was most underweight in the real estate and consumer staples sectors.

MassMutual Select Fundamental Value Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Select Fundamental Value Fund Largest Holdings (% of Net Assets) on 9/30/17

JP Morgan Chase & Co.	4.5%
Wells Fargo & Co.	3.1%
Citigroup, Inc.	2.9%
Cisco Systems, Inc.	2.7%
The PNC Financial Services Group, Inc.	2.5%
Intel Corp.	2.4%
Merck & Co., Inc.	2.4%
Chevron Corp.	2.4%
Bank of America Corp.	2.0%
Chubb Ltd.	1.7%

26.6%

MassMutual Select Fundamental Value Fund Sector Table (% of Net Assets) on 9/30/17

Financial	29.2%
Consumer, Non-cyclical	17.8%
Industrial	11.4%
Energy	10.0%
Communications	8.9%
Technology	8.8%
Consumer, Cyclical	6.5%
Utilities	3.5%
Basic Materials	3.1%

Total Long-Term Investments	99.2%
Short-Term Investments and Other Assets and Liabilities	0.8%

Net Assets	100.0%

MassMutual Select Fundamental Value Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Fundamental Value Fund Class R5, Service Class, Administrative Class, Class A, Class A (sales load deducted), Class R3, and the Russell 1000 Value Index.

TOTAL RETURN	One Year 10/1/16 - 9/30/17	Five Year Average Annual 10/1/12 - 9/30/17	Ten Year Average Annual 10/1/07 - 9/30/17
Class R5	15.41%	12.25%	6.22%
Service Class	15.24%	12.15%	6.16%
Administrative Class	15.16%	12.01%	6.02%
Class A	14.90%	11.74%	5.76%
Class A (sales load deducted)*	8.29%	10.43%	5.14%
Class R3	14.72%	11.51%	5.49%
Russell 1000 Value Index	15.12%	13.20%	5.92%

Hypothetical Investments in MassMutual Select Fundamental Value Fund Class I and the Russell 1000 Value Index.

TOTAL RETURN	One Year 10/1/16 - 9/30/17	Five Year Average Annual 10/1/12 - 9/30/17	Since Inception Average Annual 11/15/10 - 9/30/17
Class I	15.49%	12.38%	11.82%
Russell 1000 Value Index	15.12%	13.20%	12.77%

Hypothetical Investments in MassMutual Select Fundamental Value Fund Class R4 and the Russell 1000 Value Index.

TOTAL RETURN	One Year 10/1/16 - 9/30/17	Since Inception Average Annual 4/1/14 - 9/30/17
Class R4	14.98%	7.72%
Russell 1000 Value Index	15.12%	8.74%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Value Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Large Cap Value Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Select Large Cap Value Fund, and who are the Fund’s subadvisers?

The Fund seeks both capital growth and income by investing primarily in large-capitalization companies that the Fund’s subadvisers believe are undervalued. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the stocks of large-cap companies. The Fund’s subadvisers are Huber Capital Management, LLC (Huber Capital Management) which was responsible for approximately 44% of the Fund’s portfolio; and Barrow, Hanley, Mewhinney & Strauss, LLC (Barrow Hanley), which managed approximately 56% of the Fund’s portfolio, as of September 30, 2017.

How did the Fund perform during the 12 months ended September 30, 2017?

The Fund’s Class R5 shares returned 20.27%, significantly outperforming the 15.12% return of the Russell 1000® Value Index (the “benchmark”), which measures the performance of the large-cap value segment of U.S. equity securities. It includes the Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values. It is market-capitalization weighted.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2017, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the year ended September 30, 2017, at the sector level, the largest positive contributors to relative performance within the Huber Capital Management component of the Fund were financial services and energy, whereas the principal detractors were consumer discretionary and health care. Within financial services, Fund component holdings CNO Financial and Bank of America were the largest contributors to full-year returns. CNO Financial Group, a holding company for a group of insurers, executed well operationally. Bank of America, a financial services company, experienced share price improvement after passing the Federal Reserve’s stress test. On the downside, within consumer discretionary, a loyalty management company that operates mileage plus programs was the Fund component holding that was the largest detractor from performance. Huber Capital Management exited the position following the company’s announcement that they would be losing their primary partner, which altered the fundamental assessment of their business and materially impacted the share price.

With respect to the Barrow Hanley component of the Fund, on a sector basis, stock selection within energy was the greatest contributor to performance. Fund component holdings BP, an integrated oil company; and ConocoPhillips, an oil exploration company; performed well, as did Phillips 66, a large refiner. Also posting positive returns and benefiting performance was stock selection within the financials sector. Large money-centered banks – including Bank of America, Comerica and JP Morgan Chase – were all Fund component holdings that added to Barrow Hanley’s positive relative performance. Credit card company American Express was another Fund component holding that performed well over the past year. Fund component holdings within the technology and health care sectors detracted from relative full-year returns. Within technology, Qualcomm, a smartphone chipset manufacturer, fell on news of a pricing disagreement with Apple. Within health care, Medtronic, a medical device manufacturer, was another Fund component holding that detracted from performance.

Subadviser outlook

In looking at the year ahead, Huber Capital Management is optimistic about its segment of the Fund. As an independent firm, we have remained disciplined with respect to our philosophy and process, attempting to take advantage of many market dislocations by adding to high-conviction names in the portfolio. We maintain our view that value investing, which ties a company’s valuation to its normal level of cash generated, could ultimately return to favor – and believe that with a broad-based return to value, our Fund component holdings that are characterized by strong fundamentals and valuation support could ultimately benefit.

Barrow Hanley has been expecting a sustained turn in favor of value stocks for some time now. After eight and a half years of growth stock dominance (with a brief reprieve in 2016), our view is that the patience of value investors is being tested. If markets cannot rely on continued easy money policies as an incentive to drive valuations higher, investors must once again look at earnings and fundamentals of the underlying companies. We remain confident that this Fund component’s conservative, defensive style of investing is a solid one. Importantly, our process helps to provide downside protection by focusing on undervalued companies with strong fundamentals and a meaningful and growing dividend. If markets fall, or produce modest returns compared to the past eight years, we believe that our strategy has the potential to outperform.

MassMutual Select Large Cap Value Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Select Large Cap Value Fund Largest Holdings (% of Net Assets) on 9/30/17

Bank of America Corp.	3.9%
JP Morgan Chase & Co.	3.9%
Pfizer, Inc.	3.3%
KBR, Inc.	3.1%
Citigroup, Inc.	3.0%
Philip Morris International, Inc.	3.0%
Wal-Mart Stores, Inc.	2.9%
Merck & Co., Inc.	2.8%
BP PLC Sponsored ADR	2.6%
Wells Fargo & Co.	2.6%

31.1%

MassMutual Select Large Cap Value Fund Sector Table (% of Net Assets) on 9/30/17

Financial	24.7%
Consumer, Non-cyclical	18.1%
Industrial	15.3%
Energy	10.5%
Technology	8.1%
Consumer, Cyclical	7.7%
Communications	4.9%
Utilities	3.7%
Basic Materials	3.4%
Mutual Funds	1.9%

Total Long-Term Investments	98.3%
Short-Term Investments and Other Assets and Liabilities	1.7%

Net Assets	100.0%

MassMutual Select Large Cap Value Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Large Cap Value Fund Class R5, Service Class, Administrative Class, Class A, Class A (sales load deducted), Class R3, and the Russell 1000 Value Index.

TOTAL RETURN	One Year 10/1/16 - 9/30/17	Five Year Average Annual 10/1/12 - 9/30/17	Ten Year Average Annual 10/1/07 - 9/30/17
Class R5	20.27%	11.12%	4.70%
Service Class	20.31%	11.02%	4.61%
Administrative Class	20.09%	10.89%	4.47%
Class A	19.83%	10.63%	4.20%
Class A (sales load deducted)*	12.94%	9.33%	3.59%
Class R3	19.72%	10.44%	3.97%
Russell 1000 Value Index	15.12%	13.20%	5.92%

Hypothetical Investments in MassMutual Select Large Cap Value Fund Class I, Class R4, and the Russell 1000 Value Index.

TOTAL RETURN	One Year 10/1/16 - 9/30/17	Since Inception Average Annual 4/1/14 - 9/30/17
Class I	20.60%	7.05%
Class R4	20.01%	6.58%
Russell 1000 Value Index	15.12%	8.74%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Value Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MM S&P 500® Index Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MM S&P 500® Index Fund, and who is the Fund’s subadviser?

The Fund seeks to approximate as closely as practicable (before fees and expenses) the capitalization-weighted total rate of return of that portion of the U.S. market for publicly-traded common stocks composed of larger-capitalized companies. Under normal circumstances, the Fund invests at least 80% (and, typically, substantially all) of its net assets (plus the amount of any borrowings for investment purposes) in the equity securities of companies included within the S&P 500® Index* (the “Index”) in weightings that approximate the relative composition of the securities contained in the Index, and in Index futures contracts. The Fund’s subadviser is Northern Trust Investments, Inc. (NTI).

* The S&P 500 Index is a product of S&P Dow Jones Indices LLC (“SPDJI”), and has been licensed for use by MML Advisers. Standard & Poor’s®, S&P® and S&P 500® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by MML Advisers. The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P 500 Index.

How did the Fund perform during the 12 months ended September 30, 2017?

The Fund’s Class R5 shares returned 18.33%, underperforming the 18.61% return of the Index, which measures the performance of 500 widely held stocks in U.S. equity market.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2017, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

The Fund’s underperformance versus the Index is mainly attributable to the impact of fees and expenses necessary for the management and operation of the Fund. The Index is not subject to fees or expenses, and it is not possible to invest directly in the Index.

For the year ended September 30, 2017, the top-performing sectors within the Index were financials and information technology, both with double-digit returns. Telecommunications and energy were the worst-performing market segments for the period.

Over the past 12 months, domestic equities continued their eight-year market rally. The Index posted a year of solid gains, continually marking new all-time highs, and suppressing volatility to all-time lows. The stock market rallied after the U.S. presidential election, shrugging off major geopolitical turmoil in North Korea and a series of devastating hurricanes in the United States, focusing instead on continued global growth. The Federal Reserve (the “Fed”) raised rates three times over the time frame – in December, March and June – pushing its target rate to 1.25%. Going forward, the Federal Open Market Committee (FOMC) announced plans to start unwinding their balance sheet, while keeping with the plan for continued gradual interest rate increases. These announcements, coupled with further progress toward U.S. tax reform, led to an increase in inflation expectations and interest rates, benefitting equities in the aggregate. Long-term interest rates remained low, with the 10-year U.S. Treasury yield hovering just above 2% for most of the year. Investment-grade and high-yield credit spreads tightened as investors returned their focus to finding yield in a low-interest rate environment. (Spreads represent the difference in yields between comparable Treasury and corporate bonds. Tightening spreads often reflect rising corporate bond prices; widening spreads often reflect falling corporate bond prices.)

Subadviser outlook

While it is not possible to accurately predict the direction that the equity markets will take as we move into 2018, we do expect several forces will have the potential to influence how the market performs in the near term. These include developments in health care and tax reform, Fed policy and the effects of unwinding the Fed balance sheet, unemployment, and events on the world stage – such as North Korea’s increased nuclear and missile arsenal and impacts in Europe relative to Brexit (i.e., the U.K.’s departure from the European Union) and other populist initiatives. We believe, however, that the Fund continues to be well positioned to pursue returns that are consistent with those of the Index.

MM S&P 500® Index Fund – Portfolio Manager Report (Unaudited) (Continued)

MM S&P 500 Index Fund Largest Holdings (% of Net Assets) on 9/30/17

Apple, Inc.	3.7%
Microsoft Corp.	2.7%
Facebook, Inc. Class A	1.9%
Amazon.com, Inc.	1.8%
Berkshire Hathaway, Inc. Class B	1.6%
Johnson & Johnson	1.6%
Exxon Mobil Corp.	1.6%
JP Morgan Chase & Co.	1.6%
Alphabet, Inc. Class A	1.3%
Alphabet, Inc. Class C	1.3%

19.1%

MM S&P 500 Index Fund Sector Table (% of Net Assets) on 9/30/17

Consumer, Non-cyclical	22.4%
Financial	18.8%
Technology	14.7%
Communications	13.5%
Industrial	10.2%
Consumer, Cyclical	8.6%
Energy	6.1%
Utilities	3.1%
Basic Materials	2.4%
Diversified	0.0%

Total Long-Term Investments	99.8%
Short-Term Investments and Other Assets and Liabilities	0.2%

Net Assets	100.0%

MM S&P 500® Index Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MM S&P 500 Index Fund Class R5, Service Class, Administrative Class, Class R4, Class R3, and the S&P 500 Index.

TOTAL RETURN	One Year 10/1/16 - 9/30/17	Five Year Average Annual 10/1/12 - 9/30/17	Ten Year Average Annual 10/1/07 - 9/30/17
Class R5	18.33%	13.98%	7.21%
Service Class	18.17%	13.79%	7.00%
Administrative Class	18.03%	13.71%	6.95%
Class R4	17.88%	13.51%	6.75%
Class R3	17.54%	13.22%	6.45%
S&P 500 Index	18.61%	14.22%	7.44%

Hypothetical Investments in MM S&P 500 Index Fund Class I and the S&P 500 Index.

TOTAL RETURN	One Year 10/1/16 - 9/30/17	Five Year Average Annual 10/1/12 - 9/30/17	Since Inception Average Annual 12/7/11 - 9/30/17
Class I	18.44%	14.10%	14.97%
S&P 500 Index	18.61%	14.22%	15.10%

Hypothetical Investments in MM S&P 500 Index Fund Class A, Class A (sales load deducted), and the S&P 500 Index.

TOTAL RETURN	One Year 10/1/16 - 9/30/17	Since Inception Average Annual 4/1/14 - 9/30/17
Class A	17.80%	10.37%
Class A (sales load deducted)*	11.03%	8.52%
S&P 500 Index	18.61%	11.15%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Equity Opportunities Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Select Equity Opportunities Fund (formerly MassMutual Select Focused Value Fund), and who are the Fund’s subadvisers?

The Fund seeks growth of capital over the long-term by investing primarily in equity securities of U.S. companies that the Fund’s subadvisers believe are financially sound, valued conservatively by the market, and have improving prospects. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities. The Fund’s subadvisers are T. Rowe Price Associates, Inc. (T. Rowe Price), which was responsible for approximately 31% of the Fund’s portfolio; and Wellington Management Company LLP (Wellington Management), which managed approximately 69% of the Fund’s portfolio, as of September 30, 2017. Effective March 28, 2017, the name of the Fund changed from the MassMutual Select Focused Value Fund to the MassMutual Select Equity Opportunities Fund, and T. Rowe Price and Wellington Management replaced Harris Associates L.P. (Harris) as co-subadvisers of the Fund.

How did the Fund perform during the 12 months ended September 30, 2017?

The Fund’s Class R5 shares returned 25.73%, outperforming, by a wide margin, the 18.54% return of the Russell 1000® Index (the “benchmark”), which measures the performance of the large-cap segment of U.S. equity securities. It is a subset of the Russell 3000 Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2017, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the time that T. Rowe Price served as co-subadviser for the Fund (March 28 – September 30, 2017), favorable stock selection anchored the Fund component’s outperformance, while sector allocation also contributed. Stock selection within the industrials and business services sector provided the largest overall contributions to relative returns. Shares of aerospace and defense giant Boeing soared due to cost reductions and productivity gains, which translated into increased earnings and cash flow for this Fund component holding. The consumer discretionary sector was the largest detractor from relative performance, due to stock selection. Media company Twenty-First Century Fox was a Fund component holding that reported mixed results during the period, outlining macro headwinds at Star India, flat domestic cable advertising, and delays in its acquisition of Sky Broadcasting within the U.K. As of September 30, 2017, the Fund component held rights generating minimal gross exposure. These rights were received as part of a mandatory rights issue corporate action and were non-tradable. The estimated return impact from employing these rights was negligible.

For the time that Wellington Management served as co-subadviser for the Fund (March 28 – September 30, 2017), stronger selection within the financials and industrials sectors, as well as avoidance of the energy and telecommunication services sectors, contributed to the Fund component’s performance. Among the top relative contributors for the period were BlackRock (financials) and McDonald’s (consumer discretionary). BlackRock, a global asset manager serving retail and institutional clients, continued to benefit from their diversified product suite and perception as a best-in-class firm. Shares of McDonald’s, a global value-priced restaurant chain, reported better-than-expected earnings, largely driven by strong same-store sales growth. Fund component performance was hampered by weak security selection in the health care, consumer discretionary, and real estate sectors. Top relative detractors for the period included Nike (consumer discretionary) and Cardinal Health (health care). Nike, a manufacturer of athletic apparel and gear, underperformed amid fears of increased competition from Adidas and slowing growth. Cardinal Health, a drug distributor for large pharmaceutical companies, faced headwinds from generic drug-price deflation and competitive pressures in their drug-wholesaling business.

For the time that Harris served as co-subadviser for the Fund (October 1, 2016 – March 27, 2017), all of the Fund component’s six invested sectors delivered positive absolute returns. The real estate sector gained the most collective value, owing to its single underlying Fund component holding, CBRE Group. A lack of exposure to materials shares made this sector the only detractor from relative performance for the reporting period. The best-performing Fund component holding was financial name Goldman Sachs, which was one of the four largest contributors to the Dow Jones Industrial Average Index’s rise during the period. The next-best results came from Fund component holdings JP Morgan Chase and Wells Fargo, both in the financials sector. The Fund

MassMutual Select Equity Opportunities Fund – Portfolio Manager Report (Unaudited) (Continued)

component’s performance was diminished most by health care holding Quintiles IMS (formerly Quintiles Transnational), whose share price declined mainly in the fourth quarter of 2016 subsequent to the announcement that former standalone Quintiles CEO Tom Pike would be leaving the company only two months into the merger.

Subadviser outlook

T. Rowe Price expects increased volatility and modest equity returns in the coming months as investors monitor developments around U.S. fiscal policy and geopolitical tensions – and assess their longer-term impact to the global economy. Given the market’s continued strength, it remains challenging to identify areas of the market that could outperform over the long term. However, we have identified individual opportunities in consumer staples and utilities that have faced short-term controversy, but that we believe are well positioned to outperform. We favor companies with attractive brands that are well managed and possess solid, competitive financial positions that we believe have the potential to deliver strong performance over the longer term. Given the higher potential for a choppy market environment, we believe a cautious approach that takes advantage of market gyrations is appropriate.

Overall, Wellington Management remains highly cautious in its investment posture. Views on the next month, next year, or even the next five years will have little bearing on our portfolio decisions. We believe a long-term outlook characterized by patience and low turnover is the best recipe for managing the portfolio. As has always been the case, we are agnostic about sector positioning versus a benchmark. Weightings result from our bottom-up stock selection process. At the end of the reporting period, our Fund component held its largest overweight positions in the consumer staples and health care sectors, and its most significant underweight stakes in the information technology and energy sectors.

MassMutual Select Equity Opportunities Fund Largest Holdings (% of Net Assets) on 9/30/17

Microsoft Corp.	4.4%
United Parcel Service, Inc. Class B	3.8%
NIKE, Inc. Class B	3.6%
Bristol-Myers Squibb Co.	3.3%
Chubb Ltd.	3.3%
The PNC Financial Services Group, Inc.	3.3%
Public Storage	3.0%
American Express Co.	3.0%
Diageo PLC	2.9%
Medtronic PLC	2.8%

33.4%

MassMutual Select Equity Opportunities Fund Sector Table (% of Net Assets) on 9/30/17

Financial	27.5%
Consumer, Non-cyclical	25.5%
Industrial	13.3%
Consumer, Cyclical	12.7%
Technology	7.8%
Communications	3.8%
Basic Materials	3.4%
Energy	3.2%
Utilities	2.0%
Mutual Funds	0.0%

Total Long-Term Investments	99.2%
Short-Term Investments and Other Assets and Liabilities	0.8%

Net Assets	100.0%

MassMutual Select Equity Opportunities Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Equity Opportunities Fund Class R5, Service Class, Administrative Class, Class A, Class A (sales load deducted), Class R3, and the Russell 1000 Index.

TOTAL RETURN	One Year 10/1/16 - 9/30/17	Five Year Average Annual 10/1/12 - 9/30/17	Ten Year Average Annual 10/1/07 - 9/30/17
Class R5	25.73%	14.88%	9.30%
Service Class	25.59%	14.76%	9.19%
Administrative Class	25.50%	14.64%	9.04%
Class A	25.13%	14.34%	8.77%
Class A (sales load deducted)*	17.94%	12.99%	8.13%
Class R3	25.00%	14.12%	8.50%
Russell 1000 Index	18.54%	14.27%	7.55%

Hypothetical Investments in MassMutual Select Equity Opportunities Fund Class I and the Russell 1000 Index.

TOTAL RETURN	One Year 10/1/16 - 9/30/17	Five Year Average Annual 10/1/12 - 9/30/17	Since Inception Average Annual 11/15/10 - 9/30/17
Class I	25.85%	14.99%	13.73%
Russell 1000 Index	18.54%	14.27%	13.74%

Hypothetical Investments in MassMutual Select Equity Opportunities Fund Class R4 and the Russell 1000 Index.

TOTAL RETURN	One Year 10/1/16 - 9/30/17	Since Inception Average Annual 4/1/14 - 9/30/17
Class R4	25.27%	9.52%
Russell 1000 Index	18.54%	10.81%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Fundamental Growth Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Select Fundamental Growth Fund, and who is the Fund’s subadviser?

The Fund seeks long-term growth of capital by investing primarily in domestic equity securities that the Fund’s subadviser believes offer the potential for long-term growth. The Fund’s subadviser is Wellington Management Company LLP (Wellington Management).

How did the Fund perform during the 12 months ended September 30, 2017?

The Fund’s Class R5 shares returned 20.56%, underperforming the 21.94% return of the Russell 1000® Growth Index (the “benchmark”), which measures the performance of the large-cap growth segment of U.S. equity securities. It includes the Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. It is market-capitalization weighted.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2017, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the year ended September 30, 2017, stock selection within health care and information technology weighed on the Fund’s relative performance, as did an overweight allocation, relative to the benchmark, to the energy sector. An overweight stake in information technology partially offset these results. Stock selection within energy was stronger and an underweight allocation to consumer staples also proved beneficial.

Fund holdings that were top detractors from relative performance included Qualcomm (information technology) and Allergan (health care). Qualcomm is a semiconductor company that develops and patents mobile phone communication technologies, which it licenses to tablet and mobile phone manufacturers. The stock suffered due to the uncertainty surrounding the complaint filed by the Federal Trade Commission (FTC) early in 2017, charging them with using anticompetitive tactics to maintain their monopoly in the supply of a key semiconductor device used in cell phones. Allergan, a multinational pharmaceutical company, underperformed due to investor concerns over competitive pressures for some key products.

Top contributors to benchmark-relative returns included positions in Alibaba (information technology) and Check Point Software (information technology). Alibaba, the dominant Chinese online and mobile commerce company, outperformed after the company reported strong earnings ahead of consensus across multiple metrics and increased guidance. The company is continuing to execute on its advertising model and redeploying profits into cloud services. Alibaba is becoming the leading cloud provider in China. Information technology security company Check Point reported strong growth across focused areas of mobile and advanced threat prevention and security gateways. Check Point is increasing its subscription revenues as they strengthen their market position as a leader that can find solutions to the proliferation of cyber threats against businesses.

Subadviser outlook

From bottom-up conversations with company management teams, we are finding that there appears to be a pickup in demand driven by better global growth. This is particularly noticeable in our Fund holdings in automation equipment manufacturers, semiconductors, software providers, and equipment companies tied to natural resources. Our investment process focuses on companies that have sustainable competitive advantages, attractive growth rates, and reasonable valuation. With the pickup in demand, the incremental profitability is high. Consumer discretionary is an area of the Fund that we have been trimming over the past few years as we continue to struggle to find attractive opportunities. We find it difficult to justify the high valuation of these low-growth, low-return-on-capital consumer companies. We believe this is partly driven by investors who are willing to pay a premium for low-volatility, dividend-paying companies. Going into the next fiscal reporting period, the Fund’s largest overweight stakes were in information technology and financials, and its most underweight positions were in consumer discretionary and consumer staples.

MassMutual Select Fundamental Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Select Fundamental Growth Fund Largest Holdings (% of Net Assets) on 9/30/17

Apple, Inc.	6.8%
Alphabet, Inc. Class C	5.8%
Microsoft Corp.	5.6%
Facebook, Inc. Class A	3.9%
Celgene Corp.	2.5%
Visa, Inc. Class A	2.5%
Oracle Corp.	2.2%
Texas Instruments, Inc.	1.8%
Caterpillar, Inc.	1.8%
Mastercard, Inc. Class A	1.8%

34.7%

MassMutual Select Fundamental Growth Fund Sector Table (% of Net Assets) on 9/30/17

Technology	28.2%
Consumer, Non-cyclical	22.3%
Communications	17.2%
Financial	12.4%
Industrial	10.6%
Consumer, Cyclical	3.8%
Energy	3.0%
Mutual Funds	2.3%
Basic Materials	1.7%

Total Long-Term Investments	101.5%
Short-Term Investments and Other Assets and Liabilities	(1.5)%

Net Assets	100.0%

MassMutual Select Fundamental Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Fundamental Growth Fund Class R5, Service Class, Administrative Class, Class A, Class A (sales load deducted), Class R3, and the Russell 1000 Growth Index.

TOTAL RETURN	One Year 10/1/16 - 9/30/17	Five Year Average Annual 10/1/12 - 9/30/17	Ten Year Average Annual 10/1/07 - 9/30/17
Class R5	20.56%	13.65%	9.30%
Service Class	20.41%	13.55%	9.18%
Administrative Class	20.16%	13.38%	9.04%
Class A	19.91%	13.10%	8.77%
Class A (sales load deducted)*	13.02%	11.76%	8.13%
Class R3	19.93%	12.91%	8.48%
Russell 1000 Growth Index	21.94%	15.26%	9.08%

Hypothetical Investments in MassMutual Select Fundamental Growth Fund Class I, Class R4, and the Russell 1000 Growth Index.

TOTAL RETURN	One Year 10/1/16 - 9/30/17	Since Inception Average Annual 4/1/14 - 9/30/17
Class I	20.59%	11.58%
Class R4	20.10%	11.07%
Russell 1000 Growth Index	21.94%	12.85%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Growth Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Blue Chip Growth Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Select Blue Chip Growth Fund, and who are the Fund’s subadvisers?

The Fund seeks growth of capital over the long term by investing, under normal circumstances, at least 80% of net assets (plus the amount of any borrowings for investment purposes) in the common stocks of large- and medium-sized blue chip growth companies. The Fund’s subadvisers currently define blue chip growth companies to mean firms that, in their view, are well-established in their industries and have the potential for above-average earnings growth. The Fund’s subadvisers are T. Rowe Price Associates, Inc. (T. Rowe Price), which was responsible for approximately 62% of the Fund’s portfolio; and Loomis, Sayles & Company, L.P. (Loomis Sayles), which managed approximately 38% of the Fund’s portfolio, as of September 30, 2017.

How did the Fund perform during the 12 months ended September 30, 2017?

The Fund’s Class R5 shares returned 24.33%, outperforming the 21.94% return of the Russell 1000® Growth Index (the “benchmark”), which measures the performance of the large-cap growth segment of U.S. equity securities. It includes the Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. It is market-capitalization weighted. The Fund significantly outperformed the 18.61% return of the S&P 500® Index, which measures the performance of approximately 500 widely held stocks in the U.S. equity market.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2017, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the year ended September 30, 2017, both stock selection and sector allocation contributed to relative performance for the T. Rowe Price component of the Fund. Consumer staples, information technology, and consumer discretionary were the biggest drivers of outperformance from a sector perspective, as an underweight to consumer staples, relative to the benchmark, was the largest contributor to relative performance. Stock selection in information technology also bolstered relative performance, along with an overweight allocation to the sector. China-based internet firms were Fund component holdings that were key drivers of performance, including e-commerce giant Alibaba Group and Tencent Holdings, the country’s largest and most-used internet service portal. Alibaba reported results that exceeded expectations; Tencent reported another standout quarter with revenue and profit both topping internal and consensus expectations. While no sector was an overall detractor, an underweight allocation to industrials and business services did weigh on relative performance, as did overweights in the health care and consumer discretionary sectors. Stock selection in materials and utilities also had a slightly negative impact on relative returns.

Within the Loomis Sayles component of the Fund, Fund component holdings Alibaba and Facebook were the two top contributors, whereas Qualcomm and Schlumberger were the two Fund component holdings that detracted the most from full-year returns. Stock selection in the consumer staples, consumer discretionary, and energy sectors contributed to relative returns, while stock selection in the information technology, health care, and industrials sectors hampered performance. As noted above, Alibaba reported fundamentally strong results. Social media company Facebook also posted robust revenue growth throughout the period. On the other hand, hampering performance was Qualcomm, the pioneer developer of 3G and 4G technology – which, despite reporting revenues that aligned with consensus expectations, faced a lawsuit filed by Apple that led Qualcomm to lower its financial guidance. Schlumberger, the world’s leading oil field services company, reported global sales that were lower compared with the year-ago period.

Subadviser outlook

T. Rowe Price notes that large-cap growth stocks added to the T. Rowe Price component’s strong year-to-date gains in the third quarter. However, our view is that large-cap growth equity valuations have consequently become expensive, meaning that there are fewer companies that offer compelling investment opportunities. At this stage of the economic cycle, we want to stay focused on owning stocks that can provide solid risk-adjusted performance. We believe that when this period of low volatility comes to an end, the catalyst could either be recession or geopolitical shock and that the changes could be swift and sharp. While we are positioned for a potentially challenging stock market environment, we have a positive view on many individual companies in the information technology and health care sectors, in addition to others that are using innovation to disrupt less-efficient business models.

MassMutual Select Blue Chip Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

In Loomis Sayles’s view, a steady global economic backdrop has fostered an environment where equities could generally perform well into 2018 as risk appetites remain strong. Central bank transparency has contributed to low realized market volatility, and with another interest rate hike expected in December, investors are turning their attention to the Federal Reserve’s balance sheet taper. Since we have witnessed only a small pullback in the market in 2017, we do worry about complacency, and we feel the odds of a correction might be increasing. However, market pullbacks can be healthy, preventing stocks from overheating and allowing investors on the sidelines an opportunity to get in. Regardless of the direction of the markets, we’ll continue to take a long-term, security-specific approach and, as always, view opportunities as defined by our reward-to-risk profiles.

MassMutual Select Blue Chip Growth Fund Largest Holdings (% of Net Assets) on 9/30/17

Amazon.com, Inc.	7.1%
Facebook, Inc. Class A	5.8%
Alibaba Group Holding Ltd. Sponsored ADR	5.0%
Visa, Inc. Class A	4.0%
Alphabet, Inc. Class C	3.6%
Microsoft Corp.	3.5%
The Priceline Group, Inc.	2.5%
Alphabet, Inc. Class A	2.2%
Cisco Systems, Inc.	1.7%
Mastercard, Inc. Class A	1.6%

37.0%

MassMutual Select Blue Chip Growth Fund Sector Table (% of Net Assets) on 9/30/17

Communications	30.9%
Consumer, Non-cyclical	23.5%
Technology	15.8%
Financial	14.0%
Consumer, Cyclical	6.8%
Industrial	6.6%
Energy	1.2%
Basic Materials	0.2%
Utilities	0.1%
Mutual Funds	0.0%

Total Long-Term Investments	99.1%
Short-Term Investments and Other Assets and Liabilities	0.9%

Net Assets	100.0%

MassMutual Select Blue Chip Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Blue Chip Growth Fund Class R5, Service Class, Administrative Class, Class A, Class A (sales load deducted), Class R3, the Russell 1000 Growth Index, and the S&P 500 Index.

TOTAL RETURN	One Year 10/1/16 - 9/30/17	Five Year Average Annual 10/1/12 - 9/30/17	Ten Year Average Annual 10/1/07 - 9/30/17
Class R5	24.33%	17.05%	9.65%
Service Class	24.14%	16.95%	9.56%
Administrative Class	24.05%	16.81%	9.41%
Class A	23.73%	16.54%	9.16%
Class A (sales load deducted)*	16.62%	15.17%	8.52%
Class R3	23.59%	16.32%	8.89%
Russell 1000 Growth Index#	21.94%	15.26%	9.08%
S&P 500 Index	18.61%	14.22%	7.44%

Hypothetical Investments in MassMutual Select Blue Chip Growth Fund Class I, Class R4, the Russell 1000 Growth Index, and the S&P 500 Index.

TOTAL RETURN	One Year 10/1/16 - 9/30/17	Since Inception Average Annual 4/1/14 - 9/30/17
Class I	24.41%	14.15%
Class R4	23.81%	13.64%
Russell 1000 Growth Index#	21.94%	12.85%
S&P 500 Index	18.61%	11.15%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

# Benchmark

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Growth Index and the S&P 500 Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Growth Opportunities Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Select Growth Opportunities Fund, and who are the Fund’s subadvisers?

The Fund seeks long-term capital appreciation by investing primarily in equity securities of U.S. companies that the Fund’s subadvisers believe offer the potential for long-term growth. Under normal market conditions, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities. The Fund’s subadvisers are Sands Capital Management, LLC (Sands Capital), which managed approximately 52% of the Fund’s portfolio; and Jackson Square Partners, LLC (Jackson Square), which was responsible for approximately 48% of the Fund’s portfolio, as of September 30, 2017.

How did the Fund perform during the 12 months ended September 30, 2017?

The Fund’s Class R5 shares returned 19.59%, underperforming the 21.94% return of the Russell 1000® Growth Index (the “benchmark”), which measures the performance of the large-cap growth segment of U.S. equity securities. It includes the Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. It is market-capitalization weighted.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2017, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the year ended September 30, 2017, within the Sands Capital component of the Fund, the largest individual detractors from relative returns during the period were five Fund component holdings: Under Armour, a leading designer and manufacturer of branded athletic performance apparel; Snap, a leading camera and social media application; Cerner, a global provider of integrated health care information technology; Palo Alto Networks, a leading innovator in cybersecurity; and Chipotle Mexican Grill, a leading fast-casual restaurant. Fund component holdings that were the standout contributors to the Fund component’s relative return during the period were: Alibaba, the world’s largest ecommerce company in terms of sales; Netflix, a leading U.S.-based online video streaming subscription service; Visa, operator of the world’s largest payment network; Salesforce, one of the leading providers of enterprise software-as-a-service; and Adobe, a leader in the content creation and editing market, as well as the emerging digital marketing software space.

With respect to the Jackson Square component of the Fund, from a sector perspective, weak relative performance in consumer discretionary was partially offset by strong relative performance in the information technology and consumer staples sectors. The largest detractor from performance was Fund component holding TripAdvisor, whose monetization plans for the travel booking business have been more slowly implemented than investors might have expected. On the positive side, the top contributor to performance was PayPal. This Fund component holding, which is a payment processing company, continued to show good business momentum, which had a positive impact on full-year returns.

Subadviser outlook

Sands Capital believes that its component of the Fund owns companies that are positioned to deliver strong business results and earnings growth over its five- to 10-year investment horizon. Our focus on the sustainability of a business’s future earnings growth typically steers us toward companies we believe are benefiting from secular trends that should provide powerful growth tailwinds throughout economic cycles. We are confident in the long-term growth estimates for the Fund component’s portfolio companies and believe they have the potential to deliver the growth necessary to support positive relative and absolute returns over the next several years.

Despite positive absolute returns in the equity market over the past several years, Jackson Square believes that a lack of meaningful volatility, combined with tepid investor confidence in the global macroeconomic outlook, demonstrates that there are more than just fundamental factors affecting stock prices. Many investors have struggled with accurately predicting the pace of global economic recovery and assessing external factors that threaten economic fundamentals, such as central bank actions and fiscal policy debates across the globe. We believe that President Trump’s surprising victory last November and the corresponding initial market reaction reflected growing investor optimism, at least in the short term, and that potential policy shifts could stimulate economic growth. While there are varying degrees of uncertainty to President’s Trump’s unconventional style as a head

MassMutual Select Growth Opportunities Fund – Portfolio Manager Report (Unaudited) (Continued)

of state – and current questions and investigations surrounding his administration that may hamper significant policy change in the short term – we are mindful of the potential macroeconomic implications of Trump policy shifts. These could include economic growth and potentially higher corporate and personal incomes from lower tax rates. While we believe it is too early to determine the long-term direction or magnitude of such outcomes, we will closely monitor President Trump’s tenure with a keen eye on the execution of significant policy shifts.

MassMutual Select Growth Opportunities Fund Largest Holdings (% of Net Assets) on 9/30/17

Visa, Inc. Class A	6.7%
Facebook, Inc. Class A	5.0%
Alphabet, Inc. Class A	4.3%
PayPal Holdings, Inc.	3.3%
Alibaba Group Holding Ltd. Sponsored ADR	3.2%
salesforce.com, Inc.	3.1%
The Charles Schwab Corp.	3.0%
Amazon.com, Inc.	2.9%
Biogen, Inc.	2.8%
Microsoft Corp.	2.8%

37.1%

MassMutual Select Growth Opportunities Fund Sector Table (% of Net Assets) on 9/30/17

Communications	32.1%
Consumer, Non-cyclical	24.4%
Technology	17.6%
Financial	17.3%
Consumer, Cyclical	5.1%
Mutual Funds	2.9%
Industrial	1.7%

Total Long-Term Investments	101.1%
Short-Term Investments and Other Assets and Liabilities	(1.1)%

Net Assets	100.0%

MassMutual Select Growth Opportunities Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Growth Opportunities Fund Class R5, Service Class, Administrative Class, Class A, Class A (sales load deducted), Class R3, and the Russell 1000 Growth Index.

TOTAL RETURN	One Year 10/1/16 - 9/30/17	Five Year Average Annual 10/1/12 - 9/30/17	Ten Year Average Annual 10/1/07 - 9/30/17
Class R5	19.59%	13.40%	9.30%
Service Class	19.55%	13.29%	9.18%
Administrative Class	19.31%	13.15%	9.04%
Class A	19.07%	12.89%	8.75%
Class A (sales load deducted)*	12.22%	11.56%	8.11%
Class R3	18.82%	12.66%	8.47%
Russell 1000 Growth Index	21.94%	15.26%	9.08%

Hypothetical Investments in MassMutual Select Growth Opportunities Fund Class I and the Russell 1000 Growth Index.

TOTAL RETURN	One Year 10/1/16 - 9/30/17	Five Year Average Annual 10/1/12 - 9/30/17	Since Inception Average Annual 12/7/11 - 9/30/17
Class I	19.73%	13.55%	15.13%
Russell 1000 Growth Index	21.94%	15.26%	15.84%

Hypothetical Investments in MassMutual Select Growth Opportunities Fund Class R4 and the Russell 1000 Growth Index.

TOTAL RETURN	One Year 10/1/16 - 9/30/17	Since Inception Average Annual 4/1/14 - 9/30/17
Class R4	19.22%	8.93%
Russell 1000 Growth Index	21.94%	12.85%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Growth Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Mid-Cap Value Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Select Mid-Cap Value Fund, and who are the Fund’s subadvisers?

The Fund seeks growth of capital over the long-term by investing primarily in equity securities of mid-capitalization companies that the subadvisers believe are undervalued. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the stocks of mid-cap companies. The Fund’s subadvisers are Systematic Financial Management, L.P. (Systematic), which was responsible for approximately 34% of the Fund’s portfolio; and American Century Investment Management, Inc. (American Century), which managed approximately 66% of the Fund’s portfolio, as of September 30, 2017.

How did the Fund perform during the 12 months ended September 30, 2017?

The Fund’s Class R5 shares returned 15.32%, outperforming the 13.37% return of Russell Midcap® Value Index (the “benchmark”), which measures the performance of the mid-cap value segment of the U.S. equity universe. It includes Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. It is market-capitalization weighted.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2017, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the year ended September 30, 2017, it was stock selection that primarily drove the Systematic Fund component’s outperformance of the benchmark. Stock selection in the real estate, financials, and materials sectors added most significantly to this Fund component’s relative performance. Fund component holdings in only two sectors – energy and consumer discretionary – underperformed versus the benchmark. Overall, sector allocation also had a positive impact on the Fund component’s relative performance. The Fund component’s overweight, relative to the benchmark, to the information technology sector positively impacted returns, while the Fund component’s overweight stake in the energy sector had a negative impact on full-year returns.

With respect to the American Century component of the Fund, positioning in the real estate sector was a top contributor to performance. A continued underweight in the real estate sector boosted results, as real estate stocks lagged the overall benchmark during the period. Stock selection in the sector also contributed to relative returns. Fund component holdings in the information technology sector also enhanced performance. In particular, an overweight and stock selection among semiconductor and semiconductor equipment companies boosted returns, as the industry enjoyed strong demand during the reporting period. Semiconductor company and Fund component holding Applied Materials was a top performer, gaining market share and reporting record revenues and earnings per share. Stock selection in the consumer discretionary sector weighed on the Fund component’s performance, particularly in the specialty retail industry. Retailer Advance Auto Parts was a Fund component holding that proved to be a key detractor, declining on lower-than-expected sales and a downgrade to its fiscal-year 2017 earnings expectations. American Century buys foreign exchange forward hedge contracts to offset the inherent currency risks of holding foreign securities. Exposure to these derivatives did not have a material effect on full-year returns.

Subadviser outlook

In the very near term, Systematic believes that the ongoing Washington dialogue about tax reform and the budget could influence the equity markets, especially now that expanded equity valuations reflect expectations for lower corporate tax rates. Taking a step backward, we believe that the economy is on stable footing and earnings growth remains solid. Our view is that we remain in the later innings of what has proven to be an elongated, muted growth cycle. While we are bottom-up investors, we agree with the Federal Reserve’s assessment that temporal factors will hold inflation down for only so long. We expect that interest rates will grind higher over time. Accordingly, we confidently execute our investment process, inspired by the belief that the challenging low-rate environment is behind us and that our Fund component’s strategy is well positioned for the year ahead.

For American Century, the energy sector continues to be a key overweight in the portfolio, and we believe energy valuations remain attractive. The real estate sector continues to be a top underweight within our Fund component because we believe the sector has generally been overvalued for some time. We have identified a few real estate stocks with attractive valuations, however. Finally, we have shifted to a more significant underweight in consumer discretionary stocks because we believe it is difficult to find higher-quality companies with sustainable business models in the sector.

MassMutual Select Mid-Cap Value Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Select Mid-Cap Value Fund Largest Holdings (% of Net Assets) on 9/30/17

Northern Trust Corp.	2.1%
Johnson Controls International PLC	2.0%
iShares Russell Mid-Cap Value ETF	1.9%
Zimmer Biomet Holdings, Inc.	1.6%
Weyerhaeuser Co.	1.5%
WestRock Co.	1.4%
Imperial Oil Ltd.	1.3%
Conagra Brands, Inc.	1.2%
Invesco Ltd.	1.2%
Unum Group	1.2%

15.4%

MassMutual Select Mid-Cap Value Fund Sector Table (% of Net Assets) on 9/30/17

Financial	28.0%
Industrial	16.9%
Consumer, Non-cyclical	15.9%
Energy	12.4%
Consumer, Cyclical	8.8%
Utilities	8.5%
Technology	7.1%
Basic Materials	2.0%
Mutual Funds	1.9%
Communications	1.5%

Total Long-Term Investments	103.0%
Short-Term Investments and Other Assets and Liabilities	(3.0)%

Net Assets	100.0%

MassMutual Select Mid-Cap Value Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Mid-Cap Value Fund Class R5, Service Class, Administrative Class, Class A, Class A (sales load deducted), Class R3, and the Russell Midcap Value Index.

TOTAL RETURN	One Year 10/1/16 - 9/30/17	Five Year Average Annual 10/1/12 - 9/30/17	Ten Year Average Annual 10/1/07 - 9/30/17
Class R5	15.32%	12.31%	6.57%
Service Class	15.29%	12.21%	6.48%
Administrative Class	15.15%	12.07%	6.30%
Class A	14.83%	11.80%	6.06%
Class A (sales load deducted)*	8.23%	10.48%	5.43%
Class R3	14.70%	11.58%	5.80%
Russell Midcap Value Index	13.37%	14.33%	7.85%

Hypothetical Investments in MassMutual Select Mid-Cap Value Fund Class I and the Russell Midcap Value Index.

TOTAL RETURN	One Year 10/1/16 - 9/30/17	Five Year Average Annual 10/1/12 - 9/30/17	Since Inception Average Annual 12/7/11 - 9/30/17
Class I	15.51%	12.44%	12.96%
Russell Midcap Value Index	13.37%	14.33%	14.85%

Hypothetical Investments in MassMutual Select Mid-Cap Value Fund Class R4 and the Russell Midcap Value Index.

TOTAL RETURN	One Year 10/1/16 - 9/30/17	Since Inception Average Annual 4/1/14 - 9/30/17
Class R4	14.90%	6.86%
Russell Midcap Value Index	13.37%	8.69%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell Midcap Value Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Small Cap Value Equity Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Select Small Cap Value Equity Fund, and who are the Fund’s subadvisers?

The Fund seeks to maximize total return through investment primarily in small capitalization equity securities that the Fund’s subadvisers believe are undervalued. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of companies whose market capitalizations at the time of purchase are within the market capitalization range of companies included in the Russell 2000® Index or the S&P SmallCap 600 Index. The Fund’s subadvisers are Wellington Management Company, LLP (Wellington Management), which managed approximately 53% of the Fund’s portfolio; and Barrow, Hanley, Mewhinney & Strauss, LLC (Barrow Hanley), which was responsible for approximately 47% of the Fund’s portfolio, as of September 30, 2017.

How did the Fund perform during the 12 months ended September 30, 2017?

The Fund’s Class R5 shares returned 17.76%, underperforming the 20.55% return of the Russell 2000 Value Index (the “benchmark”), which measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. It is market-capitalization weighted.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2017, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the year ended September 30, 2017, the Wellington Management component of the Fund underperformed the benchmark primarily due to weak security selection in the industrials and consumer discretionary sectors. This was partially offset by stronger selection within the energy and health care sectors, as well as an overweight allocation, relative to the benchmark, to the strong-performing industrials sector. Among the Fund component’s top relative detractors for the period were Babcock & Wilcox Enterprises (in the industrials sector) and Cato Corporation (consumer discretionary). Shares of Babcock & Wilcox, a supplier of energy and environmental technologies and services to the power generation and industrial markets, declined significantly after the company announced large additional losses related to several European renewable power projects. Wellington Management eliminated the Fund component’s position during the period. Cato, a women’s fashion specialty retailer, was the top detractor in the consumer discretionary sector – due to consumers’ rejection of the retailer’s design changes, in tandem with the general market negativity associated with retailing. Among the top relative contributors for the period were Fund component holdings Hancock Holding (financials) and TriMas (industrials). Hancock Holding, a regional bank operating in the southeast U.S., benefited from higher interest rates and potentially less regulation and tax reform. TriMas, an industrial conglomerate with the majority of its operations in packaging and aerospace, rose after the company reported better-than-expected earnings.

For Barrow Hanley’s component of the Fund, stock selection in both the energy and consumer discretionary sectors detracted from relative performance, although this was slightly mitigated by the relative underweight allocation to each. From a Fund component holding perspective, within energy, Range Resources detracted from full-year results; within consumer discretionary, Vitamin Shoppe hurt performance. The Fund component holdings that contributed most on a relative basis were: Brooks Automation Inc., a large producer of sophisticated semiconductor capital equipment and life sciences capital goods; II-VI Incorporated, a producer of laser-based tools for industrial production and communication; Terex Corporation, a completely restructured heavy capital goods producer; Barnes Group Inc., a completely restructured industrial company which is powered by technology capital spending; and Texas Capital Bancshares Inc., a fast-growing, low funding-cost bank.

Subadviser outlook

Based on Wellington Management’s three- to five-year time horizon, we continue to find attractively valued investment opportunities created by the inefficiencies frequently found among small and mid-cap companies. At the end of the period, our Fund component was mostly overweight in the industrials, health care, and consumer staples sectors. At the same time, Wellington Management held its greatest underweight stake in the real estate, consumer discretionary, and utilities sectors.

Barrow Hanley does not predict absolute returns. Instead, we attempt to provide for the highest level of relative returns possible, regardless of market conditions. Consistent with this objective, our belief is that the market’s extreme focus on current dividend yield and low volatility has created a kind of “value vacuum” among economically sensitive stocks, especially those of small, less well-researched companies. Our belief is that sooner or later, markets always normalize and when this occurs, those with the discipline to remain apart from the crowd and, particularly, seek out unpopular opportunities have the potential to benefit disproportionately.

MassMutual Select Small Cap Value Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Select Small Cap Value Equity Fund Largest Holdings (% of Net Assets) on 9/30/17

Texas Capital Bancshares, Inc.	2.0%
Brooks Automation, Inc.	2.0%
Vishay Intertechnology, Inc.	2.0%
Primoris Services Corp.	2.0%
II-VI, Inc.	1.9%
Allegheny Technologies, Inc.	1.8%
Ferroglobe PLC	1.6%
Terex Corp.	1.6%
American Axle & Manufacturing Holdings, Inc.	1.6%
Trex Co., Inc.	1.6%

18.1%

MassMutual Select Small Cap Value Equity Fund Sector Table (% of Net Assets) on 9/30/17

Industrial	33.5%
Financial	20.8%
Consumer, Non-cyclical	13.9%
Basic Materials	8.4%
Technology	7.8%
Consumer, Cyclical	7.0%
Energy	4.5%
Utilities	2.3%

Total Long-Term Investments	98.2%
Short-Term Investments and Other Assets and Liabilities	1.8%

Net Assets	100.0%

MassMutual Select Small Cap Value Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Small Cap Value Equity Fund Class R5, Service Class, Administrative Class, Class A, Class A (sales load deducted), and the Russell 2000 Value Index.

TOTAL RETURN	One Year 10/1/16 - 9/30/17	Five Year Average Annual 10/1/12 - 9/30/17	Ten Year Average Annual 10/1/07 - 9/30/17
Class R5	17.76%	14.46%	7.55%
Service Class	17.71%	14.35%	7.45%
Administrative Class	17.57%	14.21%	7.29%
Class A	17.25%	13.92%	7.04%
Class A (sales load deducted)*	10.51%	12.58%	6.41%
Russell 2000 Value Index	20.55%	13.27%	7.14%

Hypothetical Investments in MassMutual Select Small Cap Value Equity Fund Class I, Class R4, Class R3, and the Russell 2000 Value Index.

TOTAL RETURN	One Year 10/1/16 - 9/30/17	Since Inception Average Annual 4/1/14 - 9/30/17
Class I	17.90%	8.38%
Class R4	17.42%	7.91%
Class R3	17.14%	7.64%
Russell 2000 Value Index	20.55%	8.23%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 2000 Value Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Small Company Value Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Select Small Company Value Fund, and who are the Fund’s subadvisers?

The Fund seeks to achieve long-term growth of capital by investing primarily in a diversified portfolio of equity securities of smaller companies that the Fund’s subadvisers consider to be undervalued. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the securities of companies whose market capitalizations at the time of purchase are within the market capitalization range of companies included in the Russell 2000® Index or the S&P SmallCap 600 Index. The Fund’s subadvisers are Federated Clover Investment Advisors (Federated Clover), which managed approximately 41% of the Fund’s portfolio; T. Rowe Price Associates, Inc. (T. Rowe Price), which was responsible for approximately 31% of the Fund’s portfolio; and Invesco Advisers, Inc. (Invesco), which oversaw approximately 28% of the Fund’s portfolio, as of September 30, 2017.

How did the Fund perform during the 12 months ended September 30, 2017?

The Fund’s Class R5 shares returned 20.77%, outperforming the 20.55% return of the Russell 2000 Value Index (the “benchmark”), which measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. It is market-capitalization weighted. The Fund also outperformed the 20.74% return of the Russell 2000 Index, which measures the performance of the small-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2017, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the year ended September 30, 2017, stock selection in the materials sector had the greatest positive impact on the Federated Clover component of the Fund’s relative performance for the period. Among the standout Fund component holdings in this sector were Owens-Illinois, Inc., a container and packaging manufacturer; and chemical producer Huntsman Corporation. Stock selection in the information technology sector was another source of strength for Federated Clover. Rogers Corporation and ePlus Inc., both electronic equipment companies, each delivered notable full-year returns. Detracting from Federated Clover’s relative performance was stock selection in the industrials sector, where oil and gas distributor NOW Inc. was a laggard. The health care sector was also among the weaker-performing sectors for this component of the Fund, relative to the benchmark. In particular, health plan provider Molina Healthcare, Inc. posted disappointing results that weighed upon full-year returns.

With respect to the T. Rowe Price component of the Fund, strong stock selection in the financials industry was the largest contributor for the period. Fund component holding East West Bancorp, a California-based regional bank, performed strongly amid improved prospects for rising interest rates and less restrictive regulations. Stock choices in health care also contributed. Fund component holding Quidel, a diagnostic testing solutions firm, saw its share price surge after leveraging the opportunity to purchase favorably priced assets being divested from large health care firm Abbott Laboratories. The industrials and business services industry was the top detractor for this component. There, Fund component holdings CIRCOR International and Genesee & Wyoming were both low performers. CIRCOR International – which designs, manufactures, and markets engineered products and sub-systems for oil and gas, aerospace, power and process, and industrial end markets – suffered, as its exposure to oil end markets weighed on the firm’s share prices. Genesee & Wyoming, the largest short-line railroad operator in North America, which handles the final-mile delivery and origination of goods from mainline railroads to end users, suffered stagnant share prices due to light freight volumes, particularly in natural resource-focused areas. As of September 30, 2017, T. Rowe Price held warrants generating minimal gross exposure. A warrant gives the holder the right, but not the obligation, to buy an underlying security at a certain price, quantity, and future time. The estimated return impact from employing warrants was negligible for T. Rowe Price’s full-year returns.

For the Invesco Fund component, stock selection was an overall positive contributor for the fiscal year, particularly in materials (chemicals), real estate investment trusts (REITs), and financials (banks). Within financials, the banking company Walker & Dunlop was a standout contributor; the share price of this Fund component holding rose over 107% on strong earnings. Additionally, the Invesco Fund component was aided by overweight exposures, relative to the benchmark, to industrials and

MassMutual Select Small Company Value Fund – Portfolio Manager Report (Unaudited) (Continued)

health care. Stock selection was weakest in consumer discretionary (retailing and auto-related), technology (internet software and services and semiconductors), and consumer staples (food, beverages and tobacco). An underweight exposure to financials also hurt performance, as did overweighting energy, which was the second-worst performing sector. In addition to its stock holdings, Invesco maintains a nominal position in e-mini Russell 2000 Index futures contracts. These are used to equitize (gain market exposure on) its cash position so that Invesco remains fully exposed to the market at all times. These liquid, exchange-traded futures contracts did not have a material impact on the return of the Invesco Fund component.

Subadviser outlook

Federated Clover believes that improving global economic conditions and high confidence levels have helped propel stocks higher, despite a tumultuous period for news flow that featured political disarray in Washington, heightening tensions with foreign adversaries, and numerous devastating hurricanes impacting the coastal U.S. Despite all this, the financial markets have been remarkably calm for an extended period of time, and we are very mindful that this relative lack of volatility is both abnormal and transitory. Looking ahead to the next 12 months, we believe that we are well positioned to benefit from gradually rising interest rates, the anticipated pick-up in infrastructure spending, and proposed corporate tax reform – which, in our view, could be especially beneficial to small-cap companies, as they typically have a higher effective tax rate than their large-cap counterparts.

T. Rowe Price believes that small-cap value shares seemed to benefit from the Republicans’ abandonment of health care legislation and turn toward tax reform. In our view, the smaller, domestically oriented firms could stand to see the greatest impact on their bottom lines should tax reform spur faster economic growth. At the same time, we caution that many of the firms in our Fund component’s universe (but significantly less so in our Fund component’s portfolio) are either unprofitable or minimally so, meaning that their tax burden is already quite low and unlikely to fall much further – if at all.

The Invesco team employs bottom-up stock selection and does not rely on top-down macroeconomic analyses or forecasts. Invesco’s Chief Economist, however, does provide regional outlooks on a quarterly basis. Most recently, the Chief Economist observed that the expansion is continuing in the U.S. business cycle, as reflected in rising employment, moderate gross domestic product (GDP) growth, and rising equity and real estate prices. With inflation below target, it is possible that this expansion will achieve record length. However, in our view, the main risk to this scenario is that the Federal Reserve (the “Fed”) could tighten credit too sharply – not so much by raising interest rates, but by curtailing credit growth in the private sector. If the Fed starts shrinking its balance sheet in late 2018, we believe that private credit markets could face a challenge in absorbing the large volume of Treasury and agency securities resulting from this action.

MassMutual Select Small Company Value Fund Largest Holdings (% of Net Assets) on 9/30/17

Radian Group, Inc.	1.4%
IBERIABANK Corp.	1.2%
F.N.B. Corp.	1.2%
Portland General Electric Co.	1.1%
MB Financial, Inc.	1.1%
Flagstar Bancorp, Inc.	1.0%
OM Asset Management PLC	1.0%
Carpenter Technology Corp.	1.0%
Wintrust Financial Corp.	1.0%
Washington Real Estate Investment Trust	1.0%

11.0%

MassMutual Select Small Company Value Fund Sector Table (% of Net Assets) on 9/30/17

Financial	38.1%
Industrial	14.7%
Consumer, Non-cyclical	14.6%
Consumer, Cyclical	8.6%
Mutual Funds	6.8%
Energy	5.9%
Utilities	5.5%
Communications	4.0%
Basic Materials	3.5%
Technology	2.9%

Total Long-Term Investments	104.6%
Short-Term Investments and Other Assets and Liabilities	(4.6)%

Net Assets	100.0%

MassMutual Select Small Company Value Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Small Company Value Fund Class R5, Service Class, Administrative Class, Class A, Class A (sales load deducted), Class R3, the Russell 2000 Value Index, and the Russell 2000 Index.

TOTAL RETURN	One Year 10/1/16 - 9/30/17	Five Year Average Annual 10/1/12 - 9/30/17	Ten Year Average Annual 10/1/07 - 9/30/17
Class R5	20.77%	12.37%	7.74%
Service Class	20.65%	12.26%	7.67%
Administrative Class	20.53%	12.15%	7.53%
Class A	20.31%	11.87%	7.26%
Class A (sales load deducted)*	13.39%	10.55%	6.63%
Class R3	20.14%	11.67%	7.00%
Russell 2000 Value Index#	20.55%	13.27%	7.14%
Russell 2000 Index	20.74%	13.79%	7.85%

Hypothetical Investments in MassMutual Select Small Company Value Fund Class I, the Russell 2000 Value Index, and the Russell 2000 Index.

TOTAL RETURN	One Year 10/1/16 - 9/30/17	Five Year Average Annual 10/1/12 - 9/30/17	Since Inception Average Annual 11/15/10 - 9/30/17
Class I	20.96%	12.52%	11.55%
Russell 2000 Value Index#	20.55%	13.27%	12.02%
Russell 2000 Index	20.74%	13.79%	12.73%

Hypothetical Investments in MassMutual Select Small Company Value Fund Class R4, the Russell 2000 Value Index, and the Russell 2000 Index.

TOTAL RETURN	One Year 10/1/16 - 9/30/17	Since Inception Average Annual 4/1/14 - 9/30/17
Class R4	20.33%	6.84%
Russell 2000 Value Index#	20.55%	8.23%
Russell 2000 Index	20.74%	8.59%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

# Benchmark

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 2000 Value Index and the Russell 2000 Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MM S&P® Mid Cap Index Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MM S&P® Mid Cap Index Fund, and who is the Fund’s subadviser?

The Fund seeks to provide investment results approximating (before fees and expenses) the aggregate price and dividend performance of the securities included in the S&P MidCap 400® Index* (the “Index”). Under normal circumstances, the Fund invests at least 80% (and, typically, substantially all) of its net assets (plus the amount of any borrowings for investment purposes) in the equity securities of companies included in the Index, in weightings that approximate the relative composition of the securities contained in the Index, and in Index futures contracts. The Fund’s subadviser is Northern Trust Investments, Inc. (NTI).

* The S&P MidCap 400 Index is a product of S&P Dow Jones Indices LLC (“SPDJI”), and has been licensed for use by MML Advisers. Standard & Poor’s®, S&P®, and S&P MidCap 400® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by MML Advisers. The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P MidCap 400 Index.

How did the Fund perform during the 12 months ended September 30, 2017?

The Fund’s Class R5 shares returned 16.94%, underperforming the 17.52% return of the Index, which measures the performance of mid-sized U.S. companies, reflecting the distinctive risk and return characteristics of this market segment. It comprises stocks in the middle capitalization range, covering approximately 7% of the of U.S. equity market.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2017, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

The Fund’s underperformance versus the Index is mainly attributable to the impact of fees and expenses necessary for the management and operation of the Fund. The Index is not subject to fees or expenses, and it is not possible to invest directly in the Index.

For the year ended September 30, 2017, the top-performing sectors in the Index were financials and industrials, whereas telecommunication services and energy were the worst performers.

Over the past 12 months, domestic equities continued their eight-year market rally. The Index posted a year of solid gains, continually marking new all-time highs, and suppressing volatility to all-time lows. The stock market rallied after the U.S. presidential election, shrugging off major geopolitical turmoil in North Korea and a series of devastating hurricanes in the United States, focusing instead on continued global growth. The Federal Reserve (the “Fed”) raised rates three times over the time frame – in December, March and June – pushing its target rate to 1.25%. Going forward, the Federal Open Market Committee (FOMC) announced plans to start unwinding their balance sheet, while keeping with the plan for continued gradual interest rate increases. These announcements, coupled with further progress toward U.S. tax reform, led to an increase in inflation expectations and interest rates, benefitting equities in the aggregate. Long-term interest rates remained low, with the 10-year U.S. Treasury yield hovering just above 2% for most of the year. Investment-grade and high-yield credit spreads tightened as investors returned their focus to finding yield in a low-interest rate environment. (Spreads represent the difference in yields between comparable Treasury and corporate bonds. Tightening spreads often reflect rising corporate bond prices; widening spreads often reflect falling corporate bond prices.)

Subadviser outlook

While it is not possible to accurately predict the direction that the equity markets will take as we move into 2018, we do expect several forces will have the potential to influence how the market performs in the near term. These include developments in health care and tax reform, Fed policy and the effects of unwinding the Fed balance sheet, unemployment, and events on the world stage – such as North Korea’s increased nuclear and missile arsenal and impacts in Europe relative to Brexit (i.e., the U.K.’s departure from the European Union) and other populist initiatives. We believe, however, that the Fund continues to be well positioned to pursue returns that are consistent with those of the Index.

MM S&P® Mid Cap Index Fund – Portfolio Manager Report (Unaudited) (Continued)

MM S&P Mid Cap Index Fund Largest Holdings (% of Net Assets) on 9/30/17

Teleflex, Inc.	0.7%
Take-Two Interactive Software, Inc.	0.6%
MSCI, Inc.	0.6%
Huntington Ingalls Industries, Inc.	0.6%
NVR, Inc.	0.6%
Trimble, Inc.	0.6%
SVB Financial Group	0.6%
Domino’s Pizza, Inc.	0.6%
Cognex Corp.	0.6%
Broadridge Financial Solutions, Inc.	0.6%

6.1%

MM S&P Mid Cap Index Fund Largest Holdings (% of Net Assets) on 9/30/17

Financial	25.3%
Industrial	19.2%
Consumer, Non-cyclical	14.9%
Consumer, Cyclical	11.5%
Technology	11.4%
Mutual Funds	7.5%
Utilities	5.5%
Basic Materials	5.2%
Energy	4.4%
Communications	3.0%

Total Long-Term Investments	107.9%
Short-Term Investments and Other Assets and Liabilities	(7.9)%

Net Assets	100.0%

MM S&P® Mid Cap Index Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MM S&P Mid Cap Index Fund Class I, Class R5, Service Class, Administrative Class, Class A, Class A (sales load deducted), and the S&P MidCap 400 Index.

TOTAL RETURN	One Year 10/1/16 - 9/30/17	Five Year Average Annual 10/1/12 - 9/30/17	Since Inception Average Annual 7/26/12 - 9/30/17
Class I	17.06%	14.17%	15.38%
Class R5	16.94%	14.03%	15.24%
Service Class	16.78%	13.87%	15.09%
Administrative Class	16.73%	13.76%	14.98%
Class A	16.34%	13.47%	14.68%
Class A (sales load deducted)*	9.65%	12.14%	13.37%
S&P MidCap 400 Index	17.52%	14.43%	15.65%

Hypothetical Investments in MM S&P Mid Cap Index Fund Class R4, Class R3, and the S&P MidCap 400 Index.

TOTAL RETURN	One Year 10/1/16 - 9/30/17	Since Inception Average Annual 4/1/14 - 9/30/17
Class R4	16.52%	8.77%
Class R3	16.22%	8.52%
S&P MidCap 400 Index	17.52%	9.56%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P MidCap 400 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MM Russell 2000® Small Cap Index Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MM Russell 2000® Small Cap Index Fund, and who is the Fund’s subadviser?

The Fund seeks to provide investment results approximating (before fees and expenses) the aggregate price and dividend performance of the securities included in the Russell 2000® Index* (the “Index”). Under normal circumstances, the Fund invests at least 80% (and, typically, substantially all) of its net assets (plus the amount of any borrowings for investment purposes) in the equity securities of companies included in the Index, in weightings that approximate the relative composition of the securities contained in the Index, and in Index futures contracts. The Fund’s subadviser is Northern Trust Investments, Inc. (NTI).

* The Fund is not promoted, sponsored, or endorsed by, nor in any way affiliated with Russell Investment Group (“Russell”). Russell is not responsible for and has not reviewed the Fund nor any associated literature or publications and Russell makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise. The Russell 2000® Index and Russell® are trademarks of the Frank Russell Company.

How did the Fund perform during the 12 months ended September 30, 2017?

The Fund’s Class R5 shares returned 20.57%, underperforming the 20.74% return of the Index, which measures the performance of the small-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2017, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

The Fund’s underperformance versus the Index is mainly attributable to the impact of fees and expenses necessary for the management and operation of the Fund. The Index is not subject to fees or expenses, and it is not possible to invest directly in the Index.

For the year ended September 30, 2017, the top-performing sectors in the Index were financials and industrials, whereas the energy and consumer staples sectors were the worst performers.

Over the past 12 months, domestic equities continued their eight-year market rally. The Index posted a year of solid gains, continually marking new all-time highs, and suppressing volatility to all-time lows. The stock market rallied after the U.S. presidential election, shrugging off major geopolitical turmoil in North Korea and a series of devastating hurricanes in the United States, focusing instead on continued global growth. The Federal Reserve (the “Fed”) raised rates three times over the time frame – in December, March and June – pushing its target rate to 1.25%. Going forward, the Federal Open Market Committee (FOMC) announced plans to start unwinding their balance sheet, while keeping with the plan for continued gradual interest rate increases. These announcements, coupled with further progress toward U.S. tax reform, led to an increase in inflation expectations and interest rates, benefitting equities in the aggregate. Long-term interest rates remained low, with the 10-year U.S. Treasury yield hovering just above 2% for most of the year. Investment-grade and high-yield credit spreads tightened as investors returned their focus to finding yield in a low-interest rate environment. (Spreads represent the difference in yields between comparable Treasury and corporate bonds. Tightening spreads often reflect rising corporate bond prices; widening spreads often reflect falling corporate bond prices.)

Subadviser outlook

While it is not possible to accurately predict the direction that the equity markets will take as we move into 2018, we do expect several forces will have the potential to influence how the market performs in the near term. These include developments in health care and tax reform, Fed policy and the effects of unwinding the Fed balance sheet, unemployment, and events on the world stage – such as North Korea’s increased nuclear and missile arsenal and impacts in Europe relative to Brexit (i.e., the U.K.’s departure from the European Union) and other populist initiatives. We believe, however, that the Fund continues to be well positioned to pursue returns that are consistent with those of the Index.

MM Russell 2000® Small Cap Index Fund – Portfolio Manager Report (Unaudited) (Continued)

MM Russell 2000 Small Cap Index Fund Largest Holdings (% of Net Assets) on 9/30/17

Kite Pharma, Inc.	0.4%
Bluebird Bio, Inc.	0.3%
Exact Sciences Corp.	0.3%
Knight-Swift Transportation Holdings, Inc.	0.2%
MKS Instruments, Inc.	0.2%
Catalent, Inc.	0.2%
Aspen Technology, Inc.	0.2%
Starwood Waypoint Homes	0.2%
MGIC Investment Corp.	0.2%
Curtiss-Wright Corp.	0.2%

2.4%

MM Russell 2000 Small Cap Index Fund Sector Table (% of Net Assets) on 9/30/17

Financial	24.9%
Consumer, Non-cyclical	21.2%
Mutual Funds	14.5%
Industrial	14.1%
Consumer, Cyclical	11.3%
Technology	9.9%
Communications	6.2%
Energy	3.6%
Basic Materials	3.4%
Utilities	3.4%
Diversified	0.1%

Total Long-Term Investments	112.6%
Short-Term Investments and Other Assets and Liabilities	(12.6)%

Net Assets	100.0%

MM Russell 2000® Small Cap Index Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MM Russell 2000 Small Cap Index Fund Class I, Class R5, Service Class, Administrative Class, Class A, Class A (sales load deducted), and the Russell 2000 Index.

TOTAL RETURN	One Year 10/1/16 - 9/30/17	Five Year Average Annual 10/1/12 - 9/30/17	Since Inception Average Annual 7/26/12 - 9/30/17
Class I	20.64%	13.76%	15.16%
Class R5	20.57%	13.65%	15.06%
Service Class	20.33%	13.45%	14.86%
Administrative Class	20.16%	13.35%	14.76%
Class A	19.85%	13.03%	14.43%
Class A (sales load deducted)*	12.96%	11.70%	13.13%
Russell 2000 Index	20.74%	13.79%	15.21%

Hypothetical Investments in MM Russell 2000 Small Cap Index Fund Class R4, Class R3, and the Russell 2000 Index.

TOTAL RETURN	One Year 10/1/16 - 9/30/17	Since Inception Average Annual 4/1/14 - 9/30/17
Class R4	20.08%	8.06%
Class R3	19.73%	7.79%
Russell 2000 Index	20.74%	8.59%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 2000 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Mid Cap Growth Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Select Mid Cap Growth Fund (formerly MassMutual Select Mid Cap Growth Equity II Fund), and who are the Fund’s subadvisers?

The Fund seeks growth of capital over the long-term by investing primarily in equity securities of mid-capitalization companies that the Fund’s subadvisers believe offer the potential for long-term growth. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in a broadly diversified portfolio of common stocks of mid-cap companies whose earnings the Fund’s subadvisers expect to grow at a faster rate than the average company. The Fund’s subadvisers are T. Rowe Price Associates, Inc. (T. Rowe Price), which oversaw approximately 80% of the Fund’s portfolio; and Frontier Capital Management Company, LLC (Frontier), which was responsible for approximately 20% of the Fund’s portfolio, as of September 30, 2017. Effective March 28, 2017, the name of the Fund changed from the MassMutual Select Mid Cap Growth Equity II Fund to the MassMutual Select Mid Cap Growth Fund.

How did the Fund perform during the 12 months ended September 30, 2017?

The Fund’s Class R5 shares returned 19.76%, outperforming the 17.82% return of the Russell Midcap® Growth Index (the “benchmark”), which measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. It is market-capitalization weighted.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2017, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the year ended September 30, 2017, within the T. Rowe Price component of the Fund, the consumer discretionary sector contributed to relative performance, due to stock selection and an underweight position, relative to the benchmark. Within the sector, Fund component holdings Norwegian Cruise Line Holdings, Marriott International, and Ferrari benefited results. Norwegian Cruise Line, the third-largest cruise line operator in the world, experienced strong ticket sales that drove higher-than-expected earnings. Hotelier Marriott International saw gains in share prices thanks to steady increases in revenue per available room, and expected cost synergies from its acquisition of Starwood Hotels & Resorts Worldwide. Ferrari, which manufactures high-performance supercars, experienced share price appreciation as the company exceeded expectations amid volume growth, a positive price mix, and growth in engine sales to Maserati. An overweight position in the financials sector also contributed to the Fund component’s relative results, as the sector performed well during the period. Fund component holdings in the information technology sector detracted from relative performance, due to stock selection and an underweight position. Sabre, a Fund component holding which provides data-driven business intelligence, mobile, distribution, and software-as-a-service solutions to the global travel and tourism industry, was a leading detractor. The company suffered due to a series of disappointing earnings results and the insolvency of a European travel agency.

Within the Frontier component of the Fund, the greatest positive relative performance occurred in the consumer, health care, and materials sectors. The Fund component has been cautious on the consumer discretionary and consumer staples sectors, given headwinds brought about by disruptive technologies and competitors like Amazon and Netflix. Underweight positions in consumer discretionary and staples were rewarded, as each sector struggled to keep up with the benchmark, and positive stock selection within those sectors also benefited the Fund component. Within consumer staples, organic pet food company Blue Buffalo Pet Products had a double-digit advance after announcing major new customer wins. In the health care sector, the Fund component’s focus on owning companies with disruptive technologies was rewarded, as dental innovator Align Technology increased 99% after announcing favorable earnings and new product introductions. In the materials sector, a focus on specialty chemicals and infrastructure aggregates produced solid gains, as evidenced by FMC Corp. and Eagle Materials. These two Fund component holdings advanced 68% and 39%, respectively. Sectors that hindered the Fund component’s performance included industrials and energy. Industrials were restrained by weakness in data provider Equifax, following its widely publicized security breach. In the energy sector, Fund component holdings in exploration and production companies suffered during a period of extreme volatility in energy prices.

MassMutual Select Mid Cap Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

Subadviser outlook

T. Rowe Price notes that the turn toward monetary tightening is only in its beginning stages, with the federal funds rate still exceptionally low by historical standards and companies still able to issue debt at negligible costs. (The federal funds rate is the interest rate that banks and financial institutions charge each other for borrowing funds overnight.) After several years, however, a return to a meaningful cost of capital is, in our view, likely to put pressure on marginal businesses, some of which could buckle. We also believe that rising rates could also arrive against the background of peaking profit margins due to higher wage costs. To be clear, we are not predicting an imminent recession or bear market. When the next downturn does come, however, we believe that our willingness to swim against the tide when necessary in search of reasonably valued growth stocks could benefit our shareholders.

Looking forward, Frontier remains constructive on the economy, as it appears to us that domestic growth and improved international prospects are sturdy enough to allow the Federal Reserve to embark on gradual policy normalization. This, combined with optimism for corporate tax reform, appears to be bolstering equities. These factors, along with historically low interest rates, have driven valuations to record levels. As such, Frontier believes we are in a period of both heightened earnings expectations and full valuations. In this environment, we continue to focus on investing in companies that have strong secular appeal, are share gainers in growth markets, and have initiatives to augment shareholder returns via management specific actions.

MassMutual Select Mid Cap Growth Fund Largest Holdings (% of Net Assets) on 9/30/17

T. Rowe Price Government Reserve Investment Fund	2.2%
Teleflex, Inc.	2.0%
Textron, Inc.	1.8%
Dollar General Corp.	1.6%
The Cooper Cos., Inc.	1.6%
Willis Towers Watson PLC	1.5%
Microchip Technology, Inc.	1.5%
FNF Group	1.4%
Fiserv, Inc.	1.4%
Ball Corp.	1.4%

16.4%

MassMutual Select Mid Cap Growth Fund Sector Table (% of Net Assets) on 9/30/17

Consumer, Non-cyclical	27.6%
Industrial	19.4%
Technology	15.2%
Consumer, Cyclical	14.6%
Financial	9.5%
Mutual Funds	7.6%
Basic Materials	3.4%
Communications	3.2%
Energy	1.2%

Total Long-Term Investments	101.7%
Short-Term Investments and Other Assets and Liabilities	(1.7)%

Net Assets	100.0%

MassMutual Select Mid Cap Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Mid Cap Growth Fund Class R5, Service Class, Administrative Class, Class A, Class A (sales load deducted), Class R3, and the Russell Midcap Growth Index.

TOTAL RETURN	One Year 10/1/16 - 9/30/17	Five Year Average Annual 10/1/12 - 9/30/17	Ten Year Average Annual 10/1/07 - 9/30/17
Class R5	19.76%	15.91%	9.60%
Service Class	19.65%	15.82%	9.50%
Administrative Class	19.49%	15.68%	9.35%
Class A	19.21%	15.38%	9.08%
Class A (sales load deducted)*	12.36%	14.02%	8.43%
Class R3	19.04%	15.16%	8.81%
Russell Midcap Growth Index	17.82%	14.18%	8.20%

Hypothetical Investments in MassMutual Select Mid Cap Growth Fund Class I and the Russell Midcap Growth Index.

TOTAL RETURN	One Year 10/1/16 - 9/30/17	Five Year Average Annual 10/1/12 - 9/30/17	Since Inception Average Annual 11/15/10 - 9/30/17
Class I	19.83%	16.05%	14.29%
Russell Midcap Growth Index	17.82%	14.18%	13.14%

Hypothetical Investments in MassMutual Select Mid Cap Growth Fund Class R4 and the Russell Midcap Growth Index.

TOTAL RETURN	One Year 10/1/16 - 9/30/17	Since Inception Average Annual 4/1/14 - 9/30/17
Class R4	19.33%	11.13%
Russell Midcap Growth Index	17.82%	9.58%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell Midcap Growth Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Small Cap Growth Equity Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Select Small Cap Growth Equity Fund, and who are the Fund’s subadvisers?

The Fund seeks long-term capital appreciation by investing primarily in equity securities of smaller companies that the Fund’s subadvisers believe offer potential for long-term growth. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the equity securities of companies whose market capitalizations at the time of purchase are within the market capitalization range of companies included in the Russell 2000® Index or the S&P SmallCap 600 Index. The Fund’s subadvisers are Wellington Management Company LLP (Wellington Management), which managed approximately 65% of the Fund’s portfolio and OFI Global Institutional, Inc. (OFI Global), which oversaw approximately 35% of the Fund’s portfolio, as of September 30, 2017.

How did the Fund perform during the 12 months ended September 30, 2017?

The Fund’s Class R5 shares returned 20.51%, underperforming the 20.98% return of the Russell 2000 Growth Index (the “benchmark”), which measures the performance of the small- to mid-cap growth segment of the U.S. equity universe. It includes Russell 2500 Index companies with higher price-to-book ratios and higher forecasted growth values. It is market-capitalization weighted. The Fund also underperformed the 20.74% return of the Russell 2000 Index, which measures the performance of the small-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2017, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the year ended September 30, 2017, weak security selection within the industrials, health care, and telecommunications services sectors detracted from relative results for the Wellington Management component of the Fund. Strong stock selection within the financials, materials, and consumer staples sectors drove relative results. Fund component holdings that were top relative detractors for the period included Kindred Healthcare, Dexcom, and Nevro (all in the health care sector). Post-acute health care services provider Kindred Healthcare was negatively impacted by investor concerns about proposed reductions in government reimbursement payments for home health care services. Dexcom, a developer and manufacturer of continuous glucose monitoring devices used by diabetics, saw its stock price fall sharply after Abbott announced the launch of a competitive product. Nevro, a medical devices company that is a pioneer in pain relief through spinal stimulation, reported weak results as the company seemingly struggled to sustain its rapid growth. Top-performing Fund component holdings during the period included eHealth (financials), Align Technology (health care), and Headwaters (materials). eHealth’s shares rose as the online health insurance exchange company’s Medicare segment outperformed expectations due to better-than-expected new adds and pricing. Align Technology, the maker of “Invisalign” clear braces, continued to generate strong growth based on its differentiated orthodontic technology. Headwaters designs, manufactures, and distributes construction materials. Its stock performed well around the 2016 presidential election, as markets anticipated an increase in infrastructure spending under the new Republican-controlled government.

With respect to the OFI Global component of the Fund, stock selection in the health care, financials, and materials sectors underperformed the benchmark. Stock selection in the information technology and consumer discretionary sectors outperformed the benchmark. Fund component holdings that detracted from performance during the reporting period included software companies Paylocity Holding Corp.; Benefitfocus, Inc.; and Ellie Mae, Inc., all in the information technology sector. Software stocks generally fell out of favor during the reporting period as investors rotated into more direct beneficiaries of Trump policies. Fund component holdings that were top individual contributors included information technology stocks Shopify, Inc.; Take-Two Interactive Software, Inc.; and Coherent, Inc. Shopify, a cloud-based provider of e-commerce solutions to small businesses and entrepreneurs, showed strong first-quarter 2017 results and an even stronger full-year revenue outlook for 2017. Take-Two Interactive Software, a leading publisher and distributor of video games, reported strong revenue and earnings-per-share growth during the reporting period. Coherent is an applied technologies company that designs and manufactures photonic solutions, primarily lasers, for global commercial and scientific applications markets. The company reported that fiscal first-quarter orders, revenues, and earnings per share were well above expectations due to very strong demand for their equipment.

MassMutual Select Small Cap Growth Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

Subadviser outlook

Wellington Management notes that, while mindful of geopolitical risks that could disrupt economic activity, our base case expectation is that the global economy has the potential to continue to grow at a moderate pace over the medium term. Our team retains its focus on effectively executing our bottom-up process. We remain confident that our investment process – and specifically our focus on investing in emerging and re-emerging growth businesses that we judge to have sustainable growth, superior management, and positive operating momentum – has the potential to be successful in generating excess returns over the longer term. At the end of the period, the Fund component was most overweight in the information technology, consumer discretionary, and financials sectors – and most underweight in the health care, industrials, and consumer discretionary sectors.

Looking forward, OFI Global expects that the U.S. economy could expand somewhat faster than the 2% growth trajectory of the last several years due to uplift from a synchronized global recovery. Although interest rates remain very low in a historical context, monetary stimulus has peaked. We believe that the Federal Reserve could gradually raise short-term rates while buying fewer bonds. Meanwhile, corporate profits are growing at a healthy pace and cash flows are being directed to dividends, buybacks, and acquisitions. Equity valuations remain high, but our view is that the bull market may persist, given the favorable macroeconomic conditions. While the initial market enthusiasm about the Trump agenda of corporate tax reform, infrastructure spending, and deregulation has waned, future progress on these fronts could provide upside to our outlook. Technology-driven disruption remains abundant across the economy and is at the forefront of our fundamental research. We are cautiously optimistic about the prospects for small- and mid-cap growth stocks.

MassMutual Select Small Cap Growth Equity Fund Largest Holdings (% of Net Assets) on 9/30/17

HubSpot, Inc.	1.4%
2U, Inc.	1.4%
Entegris, Inc.	1.2%
Insulet Corp.	1.2%
Western Alliance Bancorp	1.2%
Sterling Bancorp	1.1%
John Bean Technologies Corp.	0.9%
MB Financial, Inc.	0.9%
The Brink’s Co.	0.8%
Monolithic Power Systems, Inc.	0.8%

10.9%

MassMutual Select Small Cap Growth Equity Fund Sector Table (% of Net Assets) on 9/30/17

Consumer, Non-cyclical	23.1%
Mutual Funds	18.5%
Industrial	17.8%
Technology	16.3%
Financial	16.2%
Consumer, Cyclical	12.0%
Communications	7.1%
Basic Materials	2.9%
Energy	2.5%
Utilities	0.7%

Total Long-Term Investments	117.1%
Short-Term Investments and Other Assets and Liabilities	(17.1)%

Net Assets	100.0%

MassMutual Select Small Cap Growth Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Small Cap Growth Equity Fund Class R5, Service Class, Administrative Class, Class A, Class A (sales load deducted), Class R3, the Russell 2000 Growth Index, and the Russell 2000 Index.

TOTAL RETURN	One Year 10/1/16 - 9/30/17	Five Year Average Annual 10/1/12 - 9/30/17	Ten Year Average Annual 10/1/07 - 9/30/17
Class R5	20.51%	13.79%	7.56%
Service Class	20.45%	13.67%	7.42%
Administrative Class	20.29%	13.53%	7.29%
Class A	20.00%	13.24%	7.01%
Class A (sales load deducted)*	13.10%	11.91%	6.38%
Class R3	19.87%	13.03%	6.75%
Russell 2000 Growth Index#	20.98%	14.28%	8.47%
Russell 2000 Index	20.74%	13.79%	7.85%

Hypothetical Investments in MassMutual Select Small Cap Growth Equity Fund Class I, the Russell 2000 Growth Index, and the Russell 2000 Index.

TOTAL RETURN	One Year 10/1/16 - 9/30/17	Five Year Average Annual 10/1/12 - 9/30/17	Since Inception Average Annual 11/15/10 - 9/30/17
Class I	20.71%	13.91%	12.46%
Russell 2000 Growth Index#	20.98%	14.28%	13.39%
Russell 2000 Index	20.74%	13.79%	12.73%

Hypothetical Investments in MassMutual Select Small Cap Growth Equity Fund Class R4, the Russell 2000 Growth Index, and the Russell 2000 Index.

TOTAL RETURN	One Year 10/1/16 - 9/30/17	Since Inception Average Annual 4/1/14 - 9/30/17
Class R4	20.11%	7.05%
Russell 2000 Growth Index#	20.98%	8.89%
Russell 2000 Index	20.74%	8.59%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

# Benchmark

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 2000 Growth Index and the Russell 2000 Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MM MSCI EAFE® International Index Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MM MSCI EAFE International Index Fund, and who is the Fund’s subadviser?

The Fund seeks to provide investment results approximating (before fees and expenses) the aggregate price and dividend performance of the securities included in the MSCI EAFE Index* (the “Index”). Under normal circumstances, the Fund invests at least 80% (and, typically, substantially all) of its net assets (plus the amount of any borrowings for investment purposes) in the equity securities of companies included in the Index, in weightings that approximate the relative composition of the securities contained in the Index, and in Index futures contracts. The Fund’s subadviser is Northern Trust Investments, Inc. (NTI).

* The Fund is not sponsored, endorsed, sold, or promoted by MSCI Inc. (“MSCI”), any of its affiliates, any of its information providers, or any other third party involved in, or related to, compiling, computing, or creating any MSCI index (collectively, the “MSCI Parties”). The MSCI indexes are the exclusive property of MSCI. MSCI and the MSCI index names are service mark(s) of MSCI or its affiliates and have been licensed for use for certain purposes by MML Advisers. None of the MSCI Parties makes any representation or warranty, express or implied, to the issuer or owners of the Fund or any other person or entity regarding the advisability of investing in funds generally or in the Fund particularly or the ability of any MSCI index to track corresponding stock market performance.

How did the Fund perform during the 12 months ended September 30, 2017?

The Fund’s Class R5 shares returned 18.87%, underperforming the 19.10% return of the Index, which measures the performance of the large- and mid-cap segments of developed markets, excluding the U.S. and Canada equity securities. It is free float-adjusted market-capitalization weighted.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2017, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

The Fund’s underperformance versus the Index is mainly attributable to the impact of fees and expenses necessary for the management and operation of the Fund. The Index is not subject to fees or expenses, and it is not possible to invest directly in the Index.

For the year ended September 30, 2017, the top-performing sectors within the Index were financials and information technology, whereas the telecommunication services and real estate sectors were the worst performers. The top-performing countries over this time period were Austria and Italy; Israel and New Zealand were the worst-performing countries, with the former posting a double-digit loss.

Low inflation continued to be a concern for U.S. and international markets over the year, and this helped to drive global central banks’ cautionary stance concerning the discontinuation of accommodative monetary policies. Volatility was muted compared to previous years, with investors focused on global growth. Developed ex-U.S. equities outpaced global markets, as Brexit fears were put on hold and Japan continued its more market-friendly approach to monetary policy. (“Brexit” – an abbreviation for “British exit” – was the United Kingdom’s surprising June 23, 2016 referendum to leave the European Union [EU].) The U.K. was working through its exit plans, while The Bank of England held rates at 0.25% throughout the year and maintained its Quantitative Easing program (also called “QE,” which refers to government bond purchases). The Bank of Japan maintained its monetary stimulus as well. Inflation began to rise in Japan, hitting a 29-month high in August 2017 of 0.7%. German 10-year bund (i.e., a debt security issued by the German government) shifted to a positive yield early in the fiscal year, and maintained positive yields throughout the year, hovering mainly between 0.20% and 0.40%. Finally, the Organization of Petroleum Exporting Countries (OPEC) announced a production cut agreement implemented in November 2016, but failed to get members’ support, causing energy prices to be range bound for most of the year.

Subadviser outlook

While it is not possible to accurately predict the direction that the equity markets will take as we move into 2018, we do expect several forces will have the potential to influence how the market performs in the near term. These include developments in

MM MSCI EAFE® International Index Fund – Portfolio Manager Report (Unaudited) (Continued)

health care and tax reform, Federal Reserve (the “Fed”) policy and the effects of unwinding the Fed balance sheet, unemployment, and events on the world stage – such as North Korea’s increased nuclear and missile arsenal and impacts in Europe relative to Brexit and other populist initiatives. We believe, however, that the Fund continues to be well positioned to pursue returns that are consistent with those of the Index.

MM MSCI EAFE International Index Fund Largest Holdings (% of Net Assets) on 9/30/17

Nestle SA Registered	1.8%
HSBC Holdings PLC	1.3%
Novartis AG Registered	1.3%
Roche Holding AG	1.2%
Toyota Motor Corp.	1.1%
British American Tobacco PLC	1.0%
Royal Dutch Shell PLC Class A	0.9%
BP PLC	0.9%
Total SA	0.8%
Royal Dutch Shell PLC Class B	0.8%

11.1%

MM MSCI EAFE International Index Fund Sector Table (% of Net Assets) on 9/30/17

Financial	24.0%
Consumer, Non-cyclical	22.1%
Industrial	13.1%
Consumer, Cyclical	12.9%
Basic Materials	6.4%
Communications	6.1%
Energy	4.8%
Technology	3.5%
Utilities	3.4%
Mutual Funds	1.0%
Diversified	0.8%

Total Long-Term Investments	98.1%
Short-Term Investments and Other Assets and Liabilities	1.9%

Net Assets	100.0%

MM MSCI EAFE® International Index Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MM MSCI EAFE International Index Fund Class I, Class R5, Service Class, Administrative Class, Class A, Class A (sales load deducted), and the MSCI EAFE Index.

TOTAL RETURN	One Year 10/1/16 - 9/30/17	Five Year Average Annual 10/1/12 - 9/30/17	Since Inception Average Annual 7/25/12 - 9/30/17
Class I	18.86%	8.41%	10.35%
Class R5	18.87%	8.30%	10.24%
Service Class	18.58%	8.13%	10.06%
Administrative Class	18.48%	8.02%	9.95%
Class A	18.16%	7.73%	9.67%
Class A (sales load deducted)*	11.37%	6.47%	8.42%
MSCI EAFE Index	19.10%	8.38%	10.32%

Hypothetical Investments in MM MSCI EAFE International Index Fund Class R4, Class R3, and the MSCI EAFE Index.

TOTAL RETURN	One Year 10/1/16 - 9/30/17	Since Inception Average Annual 4/1/14 - 9/30/17
Class R4	18.31%	3.16%
Class R3	18.05%	2.93%
MSCI EAFE Index	19.10%	3.69%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the MSCI EAFE Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Overseas Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Select Overseas Fund, and who are the Fund’s subadvisers?

The Fund seeks growth of capital over the long-term by investing in foreign equity securities. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in stocks of foreign companies, including companies located in Europe, Latin America, and Asia. The Fund may invest up to 25% of its total assets in equity securities of issuers in emerging markets. The Fund’s subadvisers are Massachusetts Financial Services Company (MFS), which was responsible for approximately 56% of the Fund’s portfolio; Harris Associates L.P. (Harris), which oversaw approximately 29% of the Fund’s portfolio; and J.P. Morgan Investment Management Inc. (J.P. Morgan), which managed approximately 15% of the Fund’s portfolio as of September 30, 2017.

How did the Fund perform during the 12 months ended September 30, 2017?

The Fund’s Class R5 shares returned 24.64%, substantially outperforming the 19.10% return of the MSCI EAFE Index (the “benchmark”), which measures the performance of the large- and mid-cap segments of developed markets, excluding the U.S. and Canada equity securities. It is free float-adjusted market-capitalization weighted.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2017, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the year ended September 30, 2017, an overweight position (relative to the benchmark) and stock selection in the technology sector helped the MFS component of the Fund outperform relative to the benchmark. Online and mobile commerce company Alibaba Group (China), a Fund component holding not represented in the benchmark, and an overweight position in medical equipment company HOYA (Japan) benefited MFS’s relative performance. An underweight stake in the utilities & communications sector further benefited relative results. The Fund component’s relative currency exposure, resulting primarily from differences between MFS’s and the benchmark’s exposures to holdings of securities denominated in foreign currencies, benefited relative full-year returns. An overweight position in the consumer staples sector detracted from relative results, as overweight positions in Japan Tobacco; health, hygiene and home products manufacturer Reckitt Benckiser (United Kingdom); and food processing company Groupe Danone (France) held back relative returns.

With respect to the Harris segment, Fund component holdings in Switzerland provided the best relative performance, entirely to due stock selection. Diversified metals and mining company Glencore was the top contributor to Harris’s total return. The U.K. and France were the next-strongest performers. Conversely, Fund component holdings in Mexico detracted the most from relative performance, as the single underlying holding in that country, Grupo Televisa, declined. The next-largest negative relative result came from a lack of exposure to Spain. From a sector perspective, the financials sector furnished the best relative result, due to stock selection and an overweight allocation. No invested sectors produced negative relative results. A lack of exposure to energy shares was the only factor that pulled back overall relative performance. At year-end, the Harris Fund component held hedges on the Swiss franc. Approximately 15% of the underlying franc exposure was hedged. Harris also hedged the Australian dollar. During the year, hedges contributed modestly to the Fund component’s performance.

Within the J.P. Morgan component of the Fund, from a sector perspective, stock selection in banks and insurance added value. Regionally, stock selection in Continental Europe and Japan also contributed. Fund component holding Norsk Hydro, the Norwegian aluminum and renewable energy company, also helped to drive performance, as aluminum prices rose. Hampering performance, on the other hand, was stock selection in health care and energy. Regionally, stock selection in Canada and the U.K. held back the Fund’s full-year returns. Fund component holding Shire, the London-listed diversified biopharmaceutical company which focuses on treatments for rare diseases, detracted from results – as the continued downward pressure on its share price reflected threats to its hemophilia business, potential generic pressure on their gastrointestinal franchise, and some senior management departures.

MassMutual Select Overseas Fund – Portfolio Manager Report (Unaudited) (Continued)

Subadviser outlook

MFS notes that a recent Federal Reserve (the “Fed”) study estimated that the cumulative $3.6 trillion quantitative easing (QE) program lowered long-term interest rates by about 0.85%. (QE was the Fed’s government bond purchase program that was instituted to bolster the economy.) Despite the announced end of QE on the horizon, financial markets have thus far taken the prospect of a shrinking balance sheet in stride. But in our view, because the Fed is setting sail into uncharted waters, we feel it cannot be assumed that the markets will continue to react to the shift in muted fashion. Our belief is that the U.S. and global economies continue to be buffeted by a variety of headwinds, including extraordinarily high levels of debt, unfavorable demographics and the disinflationary effects of globalization and technological advances. Consequently, we have positioned our segment of the Fund accordingly.

In Harris’s view, over the past 12 months, major global markets were influenced by a mix of positive global economic progress and geopolitical tensions. Nevertheless, we believe that geopolitical issues, such as tensions with North Korea, may threaten our Fund component’s progress. Still, we think that current market conditions are favorable for investors. As always, our intent is to capitalize on any opportunities that the market provides. We focus on underlying business fundamentals and uncovering new opportunities that we believe could prove advantageous to our investors in the long term.

J.P. Morgan continues to see evidence for the synchronized global recovery in earnings after several years of stagnation – as economic growth and inflation improve, supporting equity markets globally. Corporate and consumer sentiment remain high and there continues to be positive momentum globally in analyst’s corporate earnings revisions. We believe that this could reinforce the economic cycle, as companies become more willing to invest in labor. Our view is that this environment is positive for equity investing, particularly outside the U.S., where valuations seem a lot more reasonable and high operational leverage, particularly in Europe and Japan, will see companies benefit from better nominal growth. We believe that, against this backdrop, investors could see a continued rotation towards cyclical regions, sectors, and styles.

MassMutual Select Overseas Fund Largest Holdings (% of Net Assets) on 9/30/17

Nestle SA Registered	2.2%
Bayer AG	2.2%
WPP PLC	1.8%
Roche Holding AG	1.7%
Air Liquide SA	1.7%
Schneider Electric SE	1.6%
Pernod Ricard SA	1.6%
Daimler AG Registered	1.6%
Hoya Corp.	1.6%
Hennes & Mauritz AB Class B	1.6%

17.6%

MassMutual Select Overseas Fund Sector Table (% of Net Assets) on 9/30/17

Consumer, Non-cyclical	24.2%
Financial	22.6%
Consumer, Cyclical	14.9%
Industrial	14.3%
Technology	6.7%
Communications	6.5%
Basic Materials	5.8%
Energy	3.1%
Utilities	1.2%
Mutual Funds	0.4%

Total Long-Term Investments	99.7%
Short-Term Investments and Other Assets and Liabilities	0.3%

Net Assets	100.0%

MassMutual Select Overseas Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Overseas Fund Class R5, Service Class, Administrative Class, Class A, Class A (sales load deducted), Class R3, and the MSCI EAFE Index.

TOTAL RETURN	One Year 10/1/16 - 9/30/17	Five Year Average Annual 10/1/12 - 9/30/17	Ten Year Average Annual 10/1/07 - 9/30/17
Class R5	24.64%	9.13%	3.45%
Service Class	24.39%	9.03%	3.37%
Administrative Class	24.22%	8.93%	3.30%
Class A	23.89%	8.67%	3.04%
Class A (sales load deducted)*	16.77%	7.39%	2.44%
Class R3	23.73%	8.43%	2.78%
MSCI EAFE Index	19.10%	8.38%	1.34%

Hypothetical Investments in MassMutual Select Overseas Fund Class I and the MSCI EAFE Index.

TOTAL RETURN	One Year 10/1/16 - 9/30/17	Five Year Average Annual 10/1/12 - 9/30/17	Since Inception Average Annual 11/15/10 - 9/30/17
Class I	24.71%	9.31%	6.75%
MSCI EAFE Index	19.10%	8.38%	5.79%

Hypothetical Investments in MassMutual Select Overseas Fund Class R4 and the MSCI EAFE Index.

TOTAL RETURN	One Year 10/1/16 - 9/30/17	Since Inception Average Annual 4/1/14 - 9/30/17
Class R4	24.05%	4.05%
MSCI EAFE Index	19.10%	3.69%
GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the MSCI EAFE Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Total Return Bond Fund – Portfolio of Investments

September 30, 2017

	Principal Amount	Value
BONDS & NOTES — 103.8%

CORPORATE DEBT — 28.2%
Aerospace & Defense — 0.2%
United Technologies Corp. STEP 1.778% 5/04/18	$1,717,000	$1,717,819

Agriculture — 0.2%
BAT Capital Corp. (a) 2.764% 8/15/22	1,395,000	1,402,838

Airlines — 0.9%
America West Airlines, Inc. 8.057% 1/02/22	662,744	745,587
Continental Airlines, Inc. 6.545% 8/02/20	471,255	487,749
Continental Airlines, Inc. 8.048% 5/01/22	1,585,530	1,753,993
Continental Airlines, Inc. 5.983% 10/19/23	3,499,056	3,848,961
US Airways, Inc. 7.125% 4/22/25	1,187,889	1,396,719

		8,233,009

Auto Manufacturers — 0.5%
Ford Motor Credit Co. LLC 2.145% 1/09/18	900,000	901,125
Ford Motor Credit Co. LLC 2.943% 1/08/19	1,000,000	1,011,262
General Motors Co. 3.500% 10/02/18	1,110,000	1,128,023
General Motors Co. 4.875% 10/02/23	150,000	162,232
General Motors Financial Co., Inc. 3.450% 4/10/22	1,400,000	1,423,003

		4,625,645

Auto Parts & Equipment — 0.0%
The Goodyear Tire & Rubber Co. 4.875% 3/15/27	198,000	203,837

Banks — 11.0%
Bank of America Corp. 2.000% 1/11/18	8,100,000	8,108,946
Bank of America Corp. VRN (b) 3.093% 10/01/25	1,395,000	1,393,307
Bank of America Corp. 5.650% 5/01/18	9,815,000	10,039,107
Capital One NA 2.350% 8/17/18	2,025,000	2,032,701
Citigroup, Inc. 1.750% 5/01/18	1,000,000	1,000,297
Citigroup, Inc. 1.800% 2/05/18	2,000,000	2,000,011

	Principal Amount	Value
Citigroup, Inc. 3 mo. USD LIBOR + .550%, FRN 1.867% 8/25/36	$1,500,000	$1,248,750
Citigroup, Inc. 2.150% 7/30/18	3,075,000	3,083,823
Citigroup, Inc. 2.500% 9/26/18	4,500,000	4,529,935
Citigroup, Inc. 2.500% 7/29/19	1,000,000	1,008,374
Discover Bank 2.000% 2/21/18	1,565,000	1,567,332
Discover Bank 4.200% 8/08/23	2,120,000	2,249,585
The Goldman Sachs Group, Inc. 2.375% 1/22/18	1,000,000	1,002,353
The Goldman Sachs Group, Inc. VRN (b) 3.272% 9/29/25	2,320,000	2,323,023
The Goldman Sachs Group, Inc. 3.850% 7/08/24	1,150,000	1,196,561
The Goldman Sachs Group, Inc. 3.850% 1/26/27	4,055,000	4,142,849
The Goldman Sachs Group, Inc. 5.950% 1/18/18	2,000,000	2,025,357
The Goldman Sachs Group, Inc. 6.150% 4/01/18	2,000,000	2,043,700
The Goldman Sachs Group, Inc. 7.500% 2/15/19	1,000,000	1,074,009
JP Morgan Chase & Co. 3 mo. USD LIBOR + 1.155%, VRN 3.220% 3/01/25	1,000,000	1,016,073
JP Morgan Chase & Co. 6.300% 4/23/19	6,900,000	7,362,825
JP Morgan Chase Bank NA 6.000% 10/01/17	11,700,000	11,700,000
JP Morgan Chase & Co. 3 mo. USD LIBOR + 1.337%, VRN 3.782% 2/01/28	2,000,000	2,058,148
Morgan Stanley 3 mo. USD LIBOR + .930%, FRN 2.243% 7/22/22	3,000,000	3,011,369
Morgan Stanley 5.500% 7/24/20	1,350,000	1,466,518
Morgan Stanley 5.950% 12/28/17	9,000,000	9,091,587
Santander UK Group Holdings PLC 2.875% 10/16/20	2,000,000	2,027,964
Wachovia Corp. 5.750% 2/01/18	2,000,000	2,027,627
Wells Fargo & Co. 3.550% 9/29/25	75,000	76,860

The accompanying notes are an integral part of the financial statements.

MassMutual Select Total Return Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Wells Fargo & Co. 3 mo. USD LIBOR + 1.310%, VRN 3.584% 5/22/28	$3,000,000	$3,036,437
Wells Fargo Bank NA 1.750% 5/24/19	2,500,000	2,498,270
Wells Fargo Bank NA 2.150% 12/06/19	3,010,000	3,025,884

		100,469,582

Beverages — 0.3%
Anheuser-Busch InBev Finance, Inc. 4.900% 2/01/46	1,440,000	1,626,577
DS Services of America, Inc. (a) 10.000% 9/01/21	1,000,000	1,057,500

		2,684,077

Biotechnology — 0.5%
Amgen, Inc. 4.663% 6/15/51	1,500,000	1,645,221
Celgene Corp. 3.875% 8/15/25	676,000	713,259
Celgene Corp. 4.625% 5/15/44	160,000	172,623
Celgene Corp. 5.000% 8/15/45	500,000	565,240
Gilead Sciences, Inc. 4.150% 3/01/47	1,345,000	1,377,853

		4,474,196

Chemicals — 0.1%
Axalta Coating Systems LLC (a) 4.875% 8/15/24	450,000	469,125
Valvoline, Inc. (a) 5.500% 7/15/24	450,000	480,375

		949,500

Commercial Services — 0.0%
IHS Markit Ltd. (a) 5.000% 11/01/22	335,000	360,963

Cosmetics & Personal Care — 0.1%
First Quality Finance Co., Inc. (a) 4.625% 5/15/21	446,000	450,594
First Quality Finance Co., Inc. (a) 5.000% 7/01/25	190,000	195,937

		646,531

Diversified Financial Services — 1.4%
American Express Co. 7.000% 3/19/18	2,500,000	2,562,320
GE Capital International Funding Co. Unlimited Co. 4.418% 11/15/35	2,548,000	2,770,689
International Lease Finance Corp. (a) 7.125% 9/01/18	3,911,000	4,094,996

	Principal Amount	Value
Protective Life Global Funding 3 mo. USD LIBOR + .550%, FRN (a) 1.867% 6/08/18	$2,000,000	$2,006,405
Protective Life Global Funding (a) 2.700% 11/25/20	1,495,000	1,508,227

		12,942,637

Electric — 1.4%
AEP Texas, Inc. (a) 3.850% 10/01/25	2,000,000	2,085,360
Entergy Louisiana LLC 3.780% 4/01/25	1,250,000	1,301,732
FirstEnergy Transmission LLC (a) 5.450% 7/15/44	2,000,000	2,323,109
Metropolitan Edison Co. (a) 4.000% 4/15/25	985,000	1,012,270
MidAmerican Energy Co. 4.400% 10/15/44	1,905,000	2,094,529
Oncor Electric Delivery Co. LLC 4.100% 6/01/22	2,000,000	2,132,149
Public Service Electric & Gas Co. 4.150% 11/01/45	2,000,000	2,101,704

		13,050,853

Entertainment — 0.1%
GLP Capital LP/GLP Financing II, Inc. 5.375% 4/15/26	450,000	491,063

Food Service — 0.0%
Aramark Services, Inc. 4.750% 6/01/26	187,000	196,892

Foods — 0.4%
Chobani LLC/Chobani Finance Corp., Inc. (a) 7.500% 4/15/25	207,000	225,630
Kraft Heinz Foods Co. 4.375% 6/01/46	1,000,000	987,433
Kraft Heinz Foods Co. 5.200% 7/15/45	1,750,000	1,916,968
Lamb Weston Holdings, Inc. (a) 4.625% 11/01/24	350,000	364,875
Pilgrim’s Pride Corp. (a) 5.750% 3/15/25	242,000	249,865

		3,744,771

Gas — 0.2%
KeySpan Gas East Corp. (a) 5.819% 4/01/41	1,337,000	1,678,241

Health Care – Products — 0.1%
Hill-Rom Holdings, Inc. (a) 5.750% 9/01/23	400,000	422,000

Health Care – Services — 1.6%
Aetna, Inc. 1.700% 6/07/18	2,600,000	2,601,728

The accompanying notes are an integral part of the financial statements.

MassMutual Select Total Return Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Anthem, Inc. 3.500% 8/15/24	$2,000,000	$2,057,514
Centene Corp. 4.750% 1/15/25	620,000	643,250
Cigna Corp. 3.050% 10/15/27	1,395,000	1,375,826
DaVita, Inc. 5.000% 5/01/25	213,000	210,133
DaVita, Inc. 5.125% 7/15/24	58,000	58,145
Fresenius Medical Care US Finance II, Inc. (a) 5.625% 7/31/19	1,250,000	1,326,187
HCA, Inc. 6.500% 2/15/20	1,500,000	1,633,125
Kaiser Foundation Hospitals 4.150% 5/01/47	1,400,000	1,499,796
Molina Healthcare, Inc. (a) 4.875% 6/15/25	190,000	187,150
Molina Healthcare, Inc. 5.375% 11/15/22	176,000	181,386
Providence St. Joseph Health Obligated Group 2.746% 10/01/26	2,000,000	1,918,752
Tenet Healthcare Corp. 4.375% 10/01/21	180,000	182,475
Tenet Healthcare Corp. (a) 4.625% 7/15/24	240,000	237,830
Tenet Healthcare Corp. (a) 7.500% 1/01/22	180,000	190,575
WellCare Health Plans, Inc. 5.250% 4/01/25	320,000	336,800

		14,640,672

Household Products & Wares — 0.1%
Central Garden & Pet Co. 6.125% 11/15/23	450,000	479,250

Insurance — 1.0%
Farmers Exchange Capital II 3 mo. USD LIBOR + 3.744%, VRN (a) 6.151% 11/01/53	1,750,000	1,992,813
Farmers Exchange Capital III 3 mo. USD LIBOR + 3.454%, VRN (a) 5.454% 10/15/54	3,290,000	3,507,962
Teachers Insurance & Annuity Association of America 3 mo. USD LIBOR + 2.661%, VRN (a) 4.375% 9/15/54	4,000,000	4,040,000

		9,540,775

Internet — 0.2%
Amazon.com, Inc. (a) 2.800% 8/22/24	1,390,000	1,395,337

	Principal Amount	Value
Media — 0.7%
Altice US Finance I Corp. (a) 5.375% 7/15/23	$400,000	$423,000
Altice US Finance I Corp. (a) 5.500% 5/15/26	400,000	421,876
CCO Holdings LLC/CCO Holdings Capital Corp. (a) 5.125% 5/01/27	424,000	429,830
Charter Communications Operating LLC/Charter Communications Operating Capital 4.908% 7/23/25	3,945,000	4,217,267
CSC Holdings LLC (a) 5.500% 4/15/27	300,000	312,000
CSC Holdings LLC 8.625% 2/15/19	233,000	252,514
DISH DBS Corp. 5.875% 7/15/22	200,000	212,500
DISH DBS Corp. 6.750% 6/01/21	260,000	286,000

		6,554,987

Miscellaneous – Manufacturing — 0.3%
General Electric Co. 5.875% 1/14/38	716,000	936,953
Siemens Financierings NV (a) 1.700% 9/15/21	1,575,000	1,547,174

		2,484,127

Oil & Gas — 0.5%
Anadarko Petroleum Corp. 4.500% 7/15/44	1,000,000	951,734
Canadian Natural Resources Ltd. 3.850% 6/01/27	375,000	379,110
Concho Resources, Inc. 5.500% 10/01/22	100,000	102,860
Diamondback Energy, Inc. 4.750% 11/01/24	282,000	287,640
EQT Corp. 3.900% 10/01/27	1,395,000	1,395,246
Newfield Exploration Co. 5.375% 1/01/26	351,000	368,989
Noble Energy, Inc. 3.900% 11/15/24	1,100,000	1,126,151
QEP Resources, Inc. 5.250% 5/01/23	91,000	88,498
QEP Resources, Inc. 5.375% 10/01/22	91,000	89,407

		4,789,635

Packaging & Containers — 0.0%
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu 5.750% 10/15/20	270,000	274,739

The accompanying notes are an integral part of the financial statements.

MassMutual Select Total Return Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pharmaceuticals — 1.0%
AbbVie, Inc. 4.700% 5/14/45	$1,000,000	$1,090,134
Allergan Funding SCS 2.350% 3/12/18	1,000,000	1,002,913
Allergan Funding SCS 3.800% 3/15/25	630,000	654,261
AstraZeneca PLC 3.375% 11/16/25	1,200,000	1,218,165
Novartis Capital Corp. 4.400% 5/06/44	750,000	847,760
Shire Acquisitions Investments Ireland DAC 1.900% 9/23/19	3,000,000	2,994,069
Valeant Pharmaceuticals International, Inc. (a) 5.500% 3/01/23	400,000	351,000
Valeant Pharmaceuticals International, Inc. (a) 5.875% 5/15/23	500,000	441,875
Valeant Pharmaceuticals International, Inc. (a) 6.125% 4/15/25	450,000	394,313

		8,994,490

Pipelines — 1.4%
Cheniere Corpus Christi Holdings LLC (a) 5.125% 6/30/27	150,000	154,500
Energy Transfer LP 3.600% 2/01/23	790,000	803,396
Energy Transfer LP 5.950% 10/01/43	750,000	803,033
Florida Gas Transmission Co. LLC (a) 7.900% 5/15/19	800,000	869,369
Kinder Morgan Energy Partners LP 3.500% 9/01/23	2,000,000	2,021,900
Kinder Morgan Energy Partners LP 4.250% 9/01/24	2,000,000	2,075,526
Plains All American Pipeline LP/PAA Finance Corp. 4.650% 10/15/25	1,000,000	1,029,821
Rockies Express Pipeline LLC (a) 6.850% 7/15/18	1,108,000	1,144,010
Sunoco Logistics Partners Operations LP 5.400% 10/01/47	950,000	966,353
Williams Partners LP 3.600% 3/15/22	2,000,000	2,066,389
Williams Partners LP 5.100% 9/15/45	1,000,000	1,051,092

		12,985,389

	Principal Amount	Value
Real Estate — 0.3%
American Campus Communities Operating Partnership LP 3.350% 10/01/20	$3,000,000	$3,070,968

Real Estate Investment Trusts (REITS) — 2.0%
Alexandria Real Estate Equities, Inc. 4.600% 4/01/22	2,000,000	2,134,147
Boston Properties LP 3.700% 11/15/18	3,495,000	3,554,097
Equinix, Inc. 5.375% 5/15/27	147,000	159,679
HCP, Inc. 4.000% 12/01/22	3,500,000	3,685,438
Highwoods Realty LP 7.500% 4/15/18	1,476,000	1,519,754
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc. 5.625% 5/01/24	250,000	270,895
National Retail Properties, Inc. 6.875% 10/15/17	2,725,000	2,729,500
SBA Communications Corp. (a) (c) 4.000% 10/01/22	424,000	426,120
SBA Communications Corp. 4.875% 9/01/24	283,000	291,136
Ventas Realty LP 3.750% 5/01/24	1,050,000	1,079,721
Ventas Realty LP 3.850% 4/01/27	1,000,000	1,017,748
Welltower, Inc. 3.750% 3/15/23	1,300,000	1,353,175

		18,221,410

Retail — 0.2%
1011778 BC ULC/New Red Finance, Inc. (a) 4.250% 5/15/24	647,000	649,264
Cumberland Farms, Inc. (a) 6.750% 5/01/25	250,000	265,700
CVS Health Corp. 4.000% 12/05/23	900,000	954,304
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC (a) 4.750% 6/01/27	300,000	309,000

		2,178,268

Semiconductors — 0.1%
NXP BV/NXP Funding LLC (a) 4.125% 6/01/21	500,000	523,125

Software — 0.2%
CDK Global, Inc. (a) 4.875% 6/01/27	137,000	140,767

The accompanying notes are an integral part of the financial statements.

MassMutual Select Total Return Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Change Healthcare Holdings LLC/Change Healthcare Finance, Inc. 5.750% 3/01/25	$270,000	$275,400
First Data Corp. (a) 5.000% 1/15/24	390,000	404,937
Microsoft Corp. 3.750% 2/12/45	600,000	608,782
MSCI, Inc. (a) 4.750% 8/01/26	180,000	189,450
Quintiles IMS, Inc. (a) 4.875% 5/15/23	446,000	463,840

		2,083,176

Telecommunications — 1.2%
AT&T, Inc. 4.750% 5/15/46	2,900,000	2,788,905
AT&T, Inc. 4.800% 6/15/44	1,500,000	1,459,337
AT&T, Inc. 5.250% 3/01/37	1,875,000	1,973,208
Intelsat Jackson Holdings SA (a) 9.750% 7/15/25	220,000	222,200
Sprint Communications, Inc. (a) 9.000% 11/15/18	371,000	398,517
Verizon Communications, Inc. 4.500% 8/10/33	1,395,000	1,429,303
Verizon Communications, Inc. 4.862% 8/21/46	2,665,000	2,701,417

		10,972,887

TOTAL CORPORATE DEBT (Cost $253,370,473)		257,483,689

MUNICIPAL OBLIGATIONS — 2.1%
City of New York NY 6.271% 12/01/37	1,750,000	2,351,247
Commonwealth of Massachusetts 4.910% 5/01/29	1,250,000	1,461,825
New York City Transitional Finance Authority Future Tax Secured Revenue 5.008% 8/01/27	1,500,000	1,736,400
New York City Water & Sewer System BAB 6.124% 6/15/42	10,000,000	10,961,000
New York State Dormitory Authority 5.051% 9/15/27	600,000	685,884
State of California 7.950% 3/01/36	2,100,000	2,367,162

		19,563,518

TOTAL MUNICIPAL OBLIGATIONS (Cost $18,633,613)		19,563,518

	Principal Amount	Value
NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 14.6%
Automobile ABS — 0.0%
Nissan Auto Receivables Owner Trust, Series 2015-C, Class A2A 0.870% 11/15/18	$124,252	$124,231

Commercial MBS — 0.9%
Citigroup Commercial Mortgage Trust, Series 2013-375P, Class A (a) 3.251% 5/10/35	1,310,000	1,343,991
COMM Mortgage Trust, Series 2016-787S, Class A (a) 3.545% 2/10/36	1,280,000	1,318,444
COMM Mortgage Trust, Series 2014-277P, Class A, VRN (a) (b) 3.732% 8/10/49	1,340,000	1,400,347
COMM Mortgage Trust, Series 2013-300P, Class A1 (a) 4.353% 8/10/30	1,240,000	1,341,025
Liberty Street Trust, Series 2016-225L, Class A (a) 3.597% 2/10/36	1,280,000	1,318,598
RBS Commercial Funding, Inc. Trust, Series 2013-GSP, Class A, VRN (a) (b) 3.961% 1/13/32	1,320,000	1,386,462

		8,108,867

Credit Card ABS — 0.6%
Chase Issuance Trust, Series 2012-A10, Class A10, 1 mo. LIBOR + .260%, FRN 1.494% 12/16/19	2,655,000	2,656,117
Citibank Credit Card Issuance Trust, Series 2008-A2, Class A2, 1 mo. LIBOR + 1.150%, FRN 2.387% 1/23/20	2,660,000	2,669,328

		5,325,445

Home Equity ABS — 1.9%
Bear Stearns Asset-Backed Securities Trust, Series 2007-HE4, Class 1A2, 1 mo. USD LIBOR + .190%, FRN 1.427% 5/25/37	1,055,170	1,093,301
Home Equity Asset Trust, Series 2006-3, Class 1A1, 1 mo. USD LIBOR + .200%, FRN 1.437% 7/25/36	3,818,663	3,784,051
Home Equity Asset Trust, Series 2003-4, Class M1, 1 mo. USD LIBOR + 1.200%, FRN 2.437% 10/25/33	4,340,673	4,201,874

The accompanying notes are an integral part of the financial statements.

MassMutual Select Total Return Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Option One Mortgage Loan Trust, Series 2006-1, Class 1A1, 1 mo. USD LIBOR + .220%, FRN 1.457% 1/25/36	$4,562,405	$4,498,908
Residential Asset Securities Corp., Series 2005-KS11, Class M1, 1 mo. USD LIBOR + .400%, FRN 1.637% 12/25/35	4,179,949	4,163,905

		17,742,039

Other ABS — 2.2%
Carrington Mortgage Loan Trust, Series 2006-RFC1, Class A3, 1 mo. USD LIBOR + .150%, FRN 1.387% 5/25/36	639,588	638,483
Countrywide Asset-Backed Certificates, Series 2006-22, Class 2A3, 1 mo. USD LIBOR + .160%, FRN 1.397% 1/25/34	338,118	332,373
Countrywide Asset-Backed Certificates, Series 2004-5, Class M1, 1 mo. USD LIBOR + .855%, FRN 2.092% 8/25/34	901,117	892,196
Dryden Senior Loan Fund, Series 2015-37A, Class A, 3 mo. USD LIBOR + 1.500%, FRN (a) 2.804% 4/15/27	3,650,000	3,656,019
First Franklin Mortgage Loan Trust, Series 2005-FF9, Class A4, 1 mo. USD LIBOR + .360%, FRN 1.597% 10/25/35	1,384,311	1,343,027
Lehman XS Trust, Series 2005-4, Class 1A3, 1 mo. USD LIBOR + .800%, FRN 2.037% 10/25/35	710,387	694,348
Magnetite CLO Ltd., Series 2015-12A, Class AR, 3 mo. USD LIBOR + 1.330%, FRN (a) 2.634% 4/15/27	3,630,000	3,657,203
Morgan Stanley Capital I, Inc. Trust, Series 2006-NC2, Class A2D, 1 mo. USD LIBOR + .290%, FRN 1.527% 2/25/36	5,864,889	5,573,386
Structured Asset Investment Loan Trust, Series 2005-8, Class A4, 1 mo. USD LIBOR + .360%, FRN 1.597% 10/25/35	2,893,042	2,891,851

		19,678,886

Student Loans ABS — 5.5%
Access Group, Inc., Series 2015-1, Class A, 1 mo. USD LIBOR + .700%, FRN (a) 1.937% 7/25/56	3,519,261	3,523,576

	Principal Amount	Value
Education Loan Asset-Backed Trust I, Series 2013-1, Class A2, 1 mo. USD LIBOR + .800%, FRN (a) 2.037% 4/26/32	$4,100,000	$4,035,006
Goal Capital Funding Trust, Series 2005-2, Class A3, 3 mo. USD LIBOR + .170%, FRN 1.487% 5/28/30	2,680,366	2,679,302
Navient Student Loan Trust, Series 2014-8, Class A3, 1 mo. USD LIBOR + .600%, FRN 1.837% 5/27/49	7,680,000	7,645,911
Nelnet Student Loan Trust, Series 2015-2A, Class A2, 1 mo. USD LIBOR + .600%, FRN (a) 1.837% 9/25/47	4,786,746	4,747,620
SLC Student Loan Trust, Series 2006-2, Class A6, 3 mo. USD LIBOR + .160%, FRN 1.480% 9/15/39	7,720,000	7,315,635
SLC Student Loan Trust, Series 2006-1, Class A6, 3 mo. USD LIBOR + .160%, FRN 1.480% 3/15/55	7,380,000	6,897,720
SLM Student Loan Trust, Series 2005-9, Class B, 3 mo. USD LIBOR + .300%, FRN 1.614% 1/25/41	3,085,412	2,802,097
SLM Student Loan Trust, Series 2008-5, Class B, 3 mo. USD LIBOR + 1.850%, FRN 3.164% 7/25/73	3,735,000	3,730,351
SLM Student Loan Trust, Series 2008-9, Class B, 3 mo. USD LIBOR + 2.250%, FRN 3.564% 10/25/83	3,630,000	3,670,261
Wachovia Student Loan Trust, Series 2006-1, Class A6, 3 mo. USD LIBOR + .170%, FRN (a) 1.484% 4/25/40	3,300,000	3,096,373

		50,143,852

WL Collateral CMO — 3.5%
Bear Stearns ALT-A Trust, Series 2005-4, Class 25A1, VRN (b) 3.482% 5/25/35	3,069,468	2,970,912
Citigroup Mortgage Loan Trust, Inc., Series 2006-AR2, Class 1A2, VRN (b) 3.563% 3/25/36	18,381	17,780
First Horizon Alternative Mortgage Securities Trust, Series 2005-AA9, Class 2A1, VRN (b) 3.191% 11/25/35	4,637,761	4,379,069

The accompanying notes are an integral part of the financial statements.

MassMutual Select Total Return Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
HarborView Mortgage Loan Trust, Series 2007-6, Class 1A1A, 1 mo. LIBOR + .200%, FRN 1.437% 8/19/37	$5,034,062	$4,182,508
IndyMac Index Mortgage Loan Trust, Series 2007-FLX1, Class A2, 1 mo. LIBOR + .180%, FRN 1.417% 2/25/37	1,023,520	1,013,761
JP Morgan Mortgage Trust, Series 2005-A5, Class 1A2, VRN (b) 3.583% 8/25/35	1,361,759	1,366,097
MASTR Adjustable Rate Mortgages Trust, Series 2004-3, Class 4A1, VRN (b) 3.074% 4/25/34	2,238,853	2,256,386
Morgan Stanley Resecuritization Trust, Series 2014-R8, Class 3A, 12 mo. MTA + .750%, FRN (a) 1.580% 6/26/47	4,376,724	4,228,179
RALI Trust, Series 2006-QA7, Class 2A1, 1 mo. USD LIBOR + ..185%, FRN 1.422% 8/25/36	1,330,864	1,189,862
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2005-AR2, Class 2A1A, 1 mo. USD LIBOR + .310%, FRN 1.547% 1/25/45	2,187,063	2,116,649
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2005-7, Class 4CB 7.000% 8/25/35	4,635,590	3,168,876
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR16, Class IIA1, VRN (b) 3.183% 2/25/34	895,303	918,281
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-AR3, Class A4, VRN (b) 3.364% 4/25/37	3,512,668	3,404,366
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-2, Class 1A1 5.000% 3/25/36	1,269,097	1,254,501

		32,467,227

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $130,437,679)		133,590,547

	Principal Amount	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES — 34.0%
Collateralized Mortgage Obligations — 1.9%
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series KJ05, Class A1 1.418% 5/25/21	$3,911,766	$3,875,962
Series KS02, Class A 1 mo. LIBOR + .380%, FRN 1.612% 8/25/23	2,778,030	2,778,020
Series K040, Class A2 3.241% 9/25/24	3,345,000	3,492,093
Series S8FX, Class A2 3.291% 3/25/27	3,955,000	4,061,246
Series K151, Class A3 3.511% 4/25/30	2,870,000	2,957,148
Federal National Mortgage Association Series 2014-M6, Class FA 1 mo. LIBOR + .290%, FRN 1.514% 12/25/17	233,538	233,305

		17,397,774

Pass-Through Securities — 32.1%
Federal Home Loan Mortgage Corp. Pool #G18622 2.500% 12/01/31	4,926,637	4,966,858
Pool #G18596 3.000% 4/01/31	1,060,357	1,091,298
Pool #G08715 3.000% 8/01/46	5,164,526	5,184,297
Pool #G08721 3.000% 9/01/46	699,693	702,372
Pool #G08726 3.000% 10/01/46	9,385,027	9,420,954
Pool #G08732 3.000% 11/01/46	6,397,255	6,421,745
Pool #G08741 3.000% 1/01/47	3,866,865	3,881,668
Pool #G08747 3.000% 2/01/47	1,255,463	1,260,269
Pool #G07848 3.500% 4/01/44	10,202,034	10,622,868
Pool #G07924 3.500% 1/01/45	4,101,174	4,262,017
Pool #G60138 3.500% 8/01/45	6,583,685	6,851,147
Pool #G08681 3.500% 12/01/45	6,126,014	6,327,023
Pool #G08698 3.500% 3/01/46	8,532,957	8,810,279

The accompanying notes are an integral part of the financial statements.

MassMutual Select Total Return Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #G08711 3.500% 6/01/46	$5,195,298	$5,360,898
Pool #G08716 3.500% 8/01/46	7,380,736	7,615,997
Pool #G67703 3.500% 4/01/47	1,059,846	1,100,087
Federal Home Loan Mortgage Corp. TBA (c) Pool # 3376 3.500% 10/01/44	3,470,000	3,577,896
Federal National Mortgage Association Pool #AM0359 2.310% 8/01/22	2,200,000	2,203,295
Pool #AN2275 2.680% 8/01/28	2,940,000	2,870,630
Pool #AN1609 2.950% 5/01/31	2,267,096	2,253,183
Pool #MA3029 3.000% 6/01/32	1,147,205	1,179,784
Pool #MA1607 3.000% 10/01/33	5,169,469	5,295,475
Pool #AN1282 3.010% 4/01/28	820,000	825,463
Pool #AN6128 3.270% 7/01/32	1,880,000	1,899,161
Pool #466386 3.430% 10/01/20	2,882,090	2,985,594
Pool #AN0877 3.500% 2/01/31	971,871	1,011,790
Pool #AB4262 3.500% 1/01/32	4,244,769	4,440,094
Pool #MA1148 3.500% 8/01/42	9,287,690	9,607,680
Pool #466216 3.540% 10/01/20	2,500,000	2,602,019
Pool #AM7122 3.610% 11/01/34	1,884,878	1,969,743
Pool #AM4407 3.650% 9/01/23	1,907,908	2,022,376
Pool #AX2491 4.000% 10/01/44	2,755,193	2,901,025
Pool #MA2995 4.000% 5/01/47	3,517,230	3,707,517
Pool #AS9830 4.000% 6/01/47	2,834,220	2,993,977
Pool #MA3027 4.000% 6/01/47	2,954,882	3,114,746
Pool #AS9972 4.000% 7/01/47	2,440,842	2,579,570
Pool #MA3058 4.000% 7/01/47	4,964,689	5,238,717
Pool #FN0003 4.283% 1/01/21	2,536,024	2,699,008

	Principal Amount	Value
Pool #468066 4.295% 6/01/21	$4,100,752	$4,392,504
Pool #AL9106 4.500% 2/01/46	1,196,484	1,286,033
Pool #AS9619 4.500% 5/01/47	34,056,461	36,608,033
Pool #BM1765 4.500% 10/01/47	908,533	976,602
Federal National Mortgage Association TBA Pool #7180 3.000% 5/01/29 (c)	4,835,000	4,968,340
Pool #9768 3.000% 5/01/44 (c)	4,725,000	4,739,766
Pool #17115 3.500% 7/01/44 (c)	12,650,000	13,040,371
Pool #18388 4.000% 12/01/43 (c)	9,040,000	9,516,719
Government National Mortgage Association II Pool #MA4126 3.000% 12/20/46	6,857,782	6,960,917
Pool #MA3663 3.500% 5/20/46	3,114,985	3,241,166
Pool #MA4127 3.500% 12/20/46	4,625,497	4,813,227
Pool #MA4382 3.500% 4/20/47	993,409	1,034,038
Pool #MA4454 5.000% 5/20/47	3,300,513	3,580,025
Government National Mortgage Association II TBA Pool #548 3.000% 3/01/45 (c)	5,045,000	5,115,551
Pool #1635 3.500% 3/01/45 (c)	14,680,000	15,261,466
Pool #1367 4.000% 10/01/44 (c)	5,150,000	5,422,789
Pool #1523 4.500% 3/01/42 (c)	19,515,000	20,804,821

		293,620,888

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $312,972,006)		311,018,662

U.S. TREASURY OBLIGATIONS — 24.9%
U.S. Treasury Bonds & Notes — 24.9%
U.S. Treasury Bond 2.750% 8/15/47	42,935,000	42,009,214
U.S. Treasury Inflation Index 0.125% 4/15/21	4,647,825	4,662,350

The accompanying notes are an integral part of the financial statements.

MassMutual Select Total Return Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
U.S. Treasury Inflation Index 0.125% 4/15/22	$2,425,810	$2,425,645
U.S. Treasury Inflation Index 0.125% 7/15/26	6,918,901	6,727,993
U.S. Treasury Inflation Index 0.375% 7/15/27	6,819,839	6,754,493
U.S. Treasury Inflation Index 0.875% 2/15/47	11,423,611	11,257,584
U.S. Treasury Note 1.250% 8/31/19	12,990,000	12,934,381
U.S. Treasury Note 1.375% 9/30/19	7,035,000	7,019,855
U.S. Treasury Note 1.625% 8/31/22	55,420,000	54,649,429
U.S. Treasury Note 1.750% 9/30/22	57,855,000	57,701,441
U.S. Treasury Note 2.250% 8/15/27	21,860,000	21,713,127

		227,855,512

TOTAL U.S. TREASURY OBLIGATIONS (Cost $229,711,875)		227,855,512

TOTAL BONDS & NOTES (Cost $945,125,646)		949,511,928

TOTAL LONG-TERM INVESTMENTS (Cost $945,125,646)		949,511,928

SHORT-TERM INVESTMENTS — 15.6%
Repurchase Agreement — 9.5%
State Street Bank & Trust Co. Repurchase Agreement, dated 9/29/17, 0.050%, due 10/02/17 (d)	86,433,254	86,433,254

Sovereign Debt Obligations — 3.4%
Japan Treasury Discount Bill JPY (e) 0.000% 11/06/17	1,745,000,000	15,509,541
Japan Treasury Discount Bill JPY (e) 0.000% 1/10/18	1,765,000,000	15,691,113

		31,200,654

U.S. Treasury Bill — 2.7%
U.S. Treasury Bill 1.058% 2/01/18	4,780,000	4,762,748
U.S. Treasury Bill 1.074% 2/08/18	19,805,000	19,728,355

	Principal Amount	Value
U.S. Treasury Bill (f) 1.121% 3/01/18	$493,000	$490,694

		24,981,797

TOTAL SHORT-TERM INVESTMENTS (Cost $142,883,114)		142,615,705

TOTAL INVESTMENTS — 119.4% (Cost $1,088,008,760) (g)		1,092,127,633

Other Assets/(Liabilities) — (19.4)%		(177,162,705)

NET ASSETS — 100.0%		$914,964,928

Abbreviation Legend

ABS	Asset-Backed Security
BAB	Build America Bonds
CLO	Collateralized Loan Obligation
CMO	Collateralized Mortgage Obligation
FRN	Floating Rate Note
MBS	Mortgage-Backed Security
MTA	Monthly Treasury Average Index
STEP	Step Up Bond
TBA	To Be Announced
VRN	Variable Rate Note
WL	Whole Loan

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2017, these securities amounted to a value of $78,800,874 or 8.61% of net assets.
(b)	Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. The rates shown are the current interest rates at 9/30/17.
(c)	A portion of this security is purchased on a when-issued, delayed-delivery or forward commitment basis. (Note 2).
(d)	Maturity value of $86,433,614. Collateralized by U.S. Government Agency obligations with rates ranging from 2.125% – 3.500%, maturity dates ranging from 5/15/20 – 1/31/21, and an aggregate market value, including accrued interest, of $88,162,196.
(e)	The principal amount of the security is in foreign currency. The market value is in U.S. dollars.
(f)	A portion of this security is pledged/held as collateral for open futures contracts. (Note 2).
(g)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Total Return Bond Fund – Portfolio of Investments (Continued)

The Fund had the following open Forward contracts at September 30, 2017:

Forward Contracts

		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
Contracts to Deliver
JPY	1,745,000,000	Goldman Sachs International*	11/06/17	$15,813,321	$282,137
JPY	1,765,000,000	Goldman Sachs International*	01/10/18	15,736,027	(29,673)

				$31,549,348	$252,464

*	Contracts are subject to an Master Netting Agreement.

The Fund had the following open Futures contracts at September 30, 2017:

Futures

	Expiration Date	Number of Contracts	Notional Amount	Value/ Net Unrealized Appreciation/ (Depreciation)
Futures Contracts — Long
U.S. Treasury Note 2 Year	12/29/17	386	$83,461,634	$(200,227)
U.S. Treasury Note 5 Year	12/29/17	308	36,445,446	(255,446)

				$(455,673)

Futures Contract — Short
Euro-BOBL	12/07/17	63	$(9,801,824)	$34,197

Currency Legend

JPY	Japanese Yen
USD	U.S. Dollar

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments

September 30, 2017

	Number of Shares	Value
EQUITIES — 0.0%

PREFERRED STOCK — 0.0%
Financial — 0.0%
Banks — 0.0%
Citigroup Capital XIII 7.542%, 3 mo. USD LIBOR + 6.370%, VRN 7.681%	4,650	$129,177

TOTAL PREFERRED STOCK (Cost $125,607)		129,177

TOTAL EQUITIES (Cost $125,607)		129,177

	Principal Amount
BONDS & NOTES — 97.8%

BANK LOANS — 3.4%
Airlines — 0.1%
American Airlines, Inc., 2017 Term Loan B 1 mo. LIBOR + 2.000%, VRN 3.237% 6/26/20	$480,197	480,130

Building Materials — 0.1%
American Builders & Contractors Supply Co., Inc., 2017 Term Loan B 1 mo. LIBOR + 2.500%, VRN 3.735% 10/31/23	325,837	326,942

Commercial Services — 0.3%
Avolon TLB Borrower 1 (Luxembourg) Sarl, Term Loan B2 1 mo. LIBOR + 2.750%, VRN 3.986% 4/03/22	528,675	529,664
Brickman Group Ltd., 1st Lien Term Loan 1 mo. LIBOR + 3.000%, VRN 4.235% 12/18/20	124,469	124,966
Jaguar Holding Co. II, 2017 Term Loan 3 mo. LIBOR + 2.750%, VRN 3.985% 8/18/22	339,005	340,595
Prime Security Services Borrower LLC, 2016 1st Lien Term Loan 1 mo. LIBOR + 2.750%, VRN 3.985% 5/02/22	398,003	401,210
Trans Union, LLC, Term Loan B3 1 mo. LIBOR + 2.000%, VRN 3.235% 4/10/23	370,000	369,016

		1,765,451

Computers — 0.1%
Dell, Inc., Term Loan A2 1 Week LIBOR + 2.250%, VRN 3.450% 9/07/21	385,000	385,208

	Principal Amount	Value
Electric — 0.2%
Energy Future Intermediate Holding Co. LLC, 2017 DIP Term Loan 3 mo. LIBOR + 3.000%, VRN 4.235% 6/30/18	$910,000	$914,322

Entertainment — 0.2%
Aristocrat Leisure Ltd., 2017 Term Loan B 3 mo. LIBOR + 2.250%, VRN 3.557% 10/20/21	35,514	35,593
Scientific Games International, Inc., 2017 Term Loan B4 2 mo. LIBOR + 3.250%, VRN 4.485% 8/14/24	500,000	500,470

		536,063

Foods — 0.1%
Post Holdings, Inc., 2017 Series A Incremental Term Loan 1 mo. LIBOR + 2.250%, VRN 3.490% 5/24/24	628,425	629,644

Health Care – Services — 0.2%
DaVita HealthCare Partners, Inc., Term Loan B 1 mo. LIBOR + 2.750%, VRN 3.985% 6/24/21	306,829	308,618
HCA, Inc., Term Loan B8 1 mo. LIBOR + 2.250%, VRN 3.485% 2/15/24	347,379	348,991
MPH Acquisition Holdings LLC, 2016 Term Loan B 3 mo. LIBOR + 3.000%, VRN 4.333% 6/07/23	290,951	293,043

		950,652

Investment Companies — 0.0%
RPI Finance Trust, Term Loan B6 3 mo. LIBOR + 2.000%, VRN 3.333% 3/27/23	34,224	34,310

Lodging — 0.3%
Boyd Gaming Corp., Term Loan B3 1 Week LIBOR + 2.500%, VRN 3.694% 9/15/23	351,653	352,621
Caesars Entertainment Resort Properties, LLC, Term Loan B 1 mo. LIBOR + 3.500%, VRN 4.735% 10/11/20	448,834	449,395
Four Seasons Hotels Ltd., New 1st Lien Term Loan 1 mo. LIBOR + 2.500%, VRN 3.735% 11/30/23	297,750	299,703
Hilton Worldwide Finance LLC, Term Loan B2 1 mo. LIBOR + 2.000%, VRN 3.237% 10/25/23	376,706	378,190

		1,479,909

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Media — 0.4%
CBS Radio, Inc., Term Loan B 1 mo. LIBOR + 3.500%, VRN 4.737% 10/17/23	$371,895	$374,453
Charter Communications Operating LLC, 2016 Term Loan I Add 1 mo. LIBOR + 2.250%, VRN 3.490% 1/15/24	385,636	387,083
CSC Holdings LLC, 2017 1st Lien Term Loan 1 mo. LIBOR + 2.250%, VRN 3.484% 7/17/25	65,625	65,203
Numericable U.S. LLC, USD Term Loan B10 3 mo. LIBOR + 3.250%, VRN 4.561% 1/14/25	347,375	348,292
Univision Communications, Inc., Term Loan C5 1 mo. LIBOR + 2.750%, VRN 3.985% 3/15/24	759,448	752,332
Ziggo Secured Finance Partnership, USD Term Loan E 1 mo. LIBOR + 2.500%, VRN 3.734% 4/15/25	170,000	169,852

		2,097,215

Packaging & Containers — 0.3%
Berry Plastics Group, Inc., Term Loan M 1 mo. LIBOR + 2.250%, VRN 3.485% 10/01/22	720,629	722,430
Berry Plastics Group, Inc., Term Loan N 1 mo. LIBOR + 2.250%, VRN 3.485% 1/19/24	348,250	348,445
Reynolds Group Holdings, Inc., USD 2017 Term Loan 1 mo. LIBOR + 3.000%, VRN 4.235% 2/05/23	658,790	661,162

		1,732,037

Pharmaceuticals — 0.0%
Valeant Pharmaceuticals International, Inc., Term Loan B F1 1 mo. LIBOR + 4.750%, VRN 5.990% 4/01/22	213,148	216,899

Retail — 0.5%
1011778 B.C. ULC, Term Loan B3 1 mo. LIBOR + 2.250%, VRN 3.583% 2/16/24	352,189	351,573
Academy, Ltd., 2015 Term Loan B 1 mo. LIBOR + 4.000%, VRN 5.235% 7/01/22	304,487	205,151
Albertsons, LLC, USD 2017 Term Loan B4 1 mo. LIBOR + 2.750%, VRN 3.985% 8/25/21	439,408	423,273
Albertsons, LLC, USD 2017 Term Loan B6 3 mo. LIBOR + 3.000%, VRN 4.317% 6/22/23	408,027	391,706

	Principal Amount	Value
Michaels Stores, Inc., 2016 Term Loan B1 1 mo. LIBOR + 2.750%, VRN 3.985% 1/30/23	$322,201	$321,856
Party City Holdings, Inc., 2016 Term Loan 3 mo. LIBOR + 3.000%, VRN 4.340% 8/19/22	355,236	356,657
Petco Animal Supplies, Inc., 2017 Term Loan B 3 mo. LIBOR + 3.000%, VRN 4.311% 1/26/23	276,986	227,937
PetSmart, Inc., Term Loan B2 1 mo. LIBOR + 3.000%, VRN 4.240% 3/11/22	440,920	371,841

		2,649,994

Software — 0.1%
First Data Corp., 2017 Term Loan 1 mo. LIBOR + 2.500%, VRN 3.737% 4/26/24	463,336	464,744

Telecommunications — 0.3%
CenturyLink, Inc., 2017 Term Loan B 2.750% 1/31/25	440,000	426,140
Level 3 Financing, Inc., 2017 Term Loan B 1 mo. LIBOR + 2.250%, VRN 3.486% 2/22/24	370,000	369,712
UPC Financing Partnership, USD Term Loan AP 1 mo. LIBOR + 2.750%, VRN 3.984% 4/15/25	340,000	340,904
Virgin Media Bristol LLC, USD Term Loan I 1 mo. LIBOR + 2.750%, VRN 3.984% 1/31/25	518,737	520,490

		1,657,246

Transportation — 0.2%
Air Medical Group Holdings, Inc., Term Loan B 1 mo. LIBOR + 3.250%, VRN 4.485% 4/28/22	156,400	155,188
Air Medical Group Holdings, Inc., Term Loan B1 1 mo. LIBOR + 4.000%, VRN 5.237% 4/28/22	229,420	229,076
Flying Fortress, Inc., 2017 Term Loan 3 mo. LIBOR + 2.000%, VRN 3.333% 10/30/22	350,000	351,876
XPO Logistics, Inc., 2017 Term Loan B 3 mo. LIBOR + 2.250%, VRN 3.554% 11/01/21	332,226	332,808

		1,068,948

TOTAL BANK LOANS (Cost $17,264,842)		17,389,714

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
CORPORATE DEBT — 26.2%
Advertising — 0.0%
WPP Finance 2010 5.125% 9/07/42	$60,000	$62,442

Aerospace & Defense — 0.2%
Boeing Capital Corp. 4.700% 10/27/19	150,000	158,847
The Boeing Co. 4.875% 2/15/20	10,000	10,715
The Boeing Co. 6.000% 3/15/19	130,000	137,967
Harris Corp. 5.054% 4/27/45	80,000	91,623
Lockheed Martin Corp. 3.550% 1/15/26	350,000	361,251
Lockheed Martin Corp. 4.500% 5/15/36	60,000	65,592
Raytheon Co. 3.125% 10/15/20	120,000	124,056
United Technologies Corp. 4.500% 6/01/42	100,000	107,468

		1,057,519

Agriculture — 0.6%
Altria Group, Inc. 2.850% 8/09/22	160,000	163,386
Altria Group, Inc. 4.750% 5/05/21	290,000	314,321
Altria Group, Inc. 9.250% 8/06/19	180,000	203,858
BAT Capital Corp. (a) 3.557% 8/15/27	1,220,000	1,232,264
BAT Capital Corp. (a) 4.540% 8/15/47	520,000	535,047
Philip Morris International, Inc. 2.500% 8/22/22	80,000	80,009
Philip Morris International, Inc. 2.900% 11/15/21	240,000	245,037
Philip Morris International, Inc. 4.500% 3/20/42	80,000	86,650
Reynolds American, Inc. 3.250% 6/12/20	65,000	66,796
Reynolds American, Inc. 5.850% 8/15/45	190,000	232,484
Reynolds American, Inc. 8.125% 6/23/19	10,000	11,017

		3,170,869

Airlines — 0.0%
Delta Air Lines, Inc., Series 2007-1 Class A 6.821% 2/10/24	169,497	195,329

	Principal Amount	Value
Auto Manufacturers — 0.3%
Fiat Chrysler Automobiles NV 4.500% 4/15/20	$200,000	$208,220
Ford Motor Co. 4.750% 1/15/43	140,000	137,258
Ford Motor Credit Co. LLC 8.125% 1/15/20	420,000	473,042
General Motors Co. 6.250% 10/02/43	300,000	342,852
General Motors Financial Co., Inc. 3.250% 5/15/18	20,000	20,179
General Motors Financial Co., Inc. 3.450% 4/10/22	30,000	30,493
General Motors Financial Co., Inc. 4.250% 5/15/23	10,000	10,448
General Motors Financial Co., Inc. 4.350% 1/17/27	60,000	61,656
General Motors Financial Co., Inc. 4.375% 9/25/21	80,000	84,810
Hyundai Capital America (a) 2.125% 10/02/17	70,000	70,000
Toyota Motor Credit Corp. 1.250% 10/05/17	290,000	289,998

		1,728,956

Auto Parts & Equipment — 0.1%
American Axle & Manufacturing, Inc. 6.625% 10/15/22	210,000	216,825
The Goodyear Tire & Rubber Co. 5.125% 11/15/23	100,000	104,625
The Goodyear Tire & Rubber Co. 5.000% 5/31/26	110,000	114,675

		436,125

Banks — 5.9%
Bank of America Corp. 3.300% 1/11/23	90,000	92,201
Bank of America Corp. 3.500% 4/19/26	290,000	294,836
Bank of America Corp. 3 mo. USD LIBOR + 1.370%, VRN 3.593% 7/21/28	1,920,000	1,938,640
Bank of America Corp. 3.875% 8/01/25	250,000	261,879
Bank of America Corp. 4.000% 4/01/24	270,000	285,242
Bank of America Corp. 4.000% 1/22/25	270,000	279,394
Bank of America Corp. 4.125% 1/22/24	290,000	308,521
Bank of America Corp. 4.200% 8/26/24	380,000	399,658
Bank of America Corp. 4.450% 3/03/26	50,000	52,862

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Bank of America Corp. 4.875% 4/01/44	$220,000	$251,105
Bank of America Corp. 5.000% 5/13/21	220,000	239,381
Bank of America Corp. 5.000% 1/21/44	510,000	591,157
Bank of America Corp. 5.625% 7/01/20	210,000	228,720
Bank of America Corp. 5.650% 5/01/18	90,000	92,055
Bank of America Corp. 5.750% 12/01/17	30,000	30,206
Bank of America Corp. 3 mo. USD LIBOR + 3.705%, VRN 6.250% 9/29/49	200,000	220,500
Bank of America Corp. 6.875% 4/25/18	110,000	113,166
Bank of America Corp. 7.625% 6/01/19	40,000	43,652
Barclays Bank PLC (a) 6.050% 12/04/17	130,000	130,912
BNP Paribas SA (a) 4.625% 3/13/27	260,000	275,245
Citigroup, Inc. 4.300% 11/20/26	1,070,000	1,114,488
Citigroup, Inc. 4.400% 6/10/25	340,000	357,935
Citigroup, Inc. 4.450% 9/29/27	610,000	643,877
Citigroup, Inc. 4.650% 7/30/45	441,000	488,214
Citigroup, Inc. 4.750% 5/18/46	40,000	43,543
Citigroup, Inc. 5.300% 5/06/44	16,000	18,715
Citigroup, Inc. 3 mo. USD LIBOR + 3.466%, VRN 5.350% 12/31/49	100,000	103,830
Citigroup, Inc. 5.500% 9/13/25	170,000	190,802
Citigroup, Inc. 3 mo. USD LIBOR + 4.230%, VRN 5.900% 12/29/49	40,000	43,100
Citigroup, Inc. 3 mo. USD LIBOR + 4.068%, VRN 5.950% 7/29/49	100,000	107,625
Citigroup, Inc. 3 mo. USD LIBOR + 3.905%, VRN 5.950% 12/29/49	500,000	540,625
Citigroup, Inc. 3 mo. USD LIBOR + 3.423%, VRN 6.300% 12/29/49	150,000	162,750

	Principal Amount	Value
Citigroup, Inc. 6.625% 6/15/32	$20,000	$25,463
Citigroup, Inc. 8.125% 7/15/39	10,000	15,817
Commonwealth Bank of Australia (a) 3.900% 7/12/47	400,000	401,920
Commonwealth Bank of Australia (a) 5.000% 10/15/19	70,000	74,203
Cooperatieve Rabobank UA 4.375% 8/04/25	280,000	294,027
Cooperatieve Rabobank UA 4.625% 12/01/23	250,000	268,646
Cooperatieve Rabobank UA 5.250% 8/04/45	295,000	350,925
Cooperatieve Rabobank UA 3 mo. USD LIBOR + 10.868%, VRN (a) 11.000% 12/29/49	210,000	237,300
Credit Agricole SA 3 mo. USD LIBOR + 6.982%, VRN (a) 8.375% 10/29/49	480,000	531,600
Credit Suisse Group Funding Guernsey Ltd. 4.875% 5/15/45	260,000	290,568
Goldman Sachs Capital II 3 mo. USD LIBOR + .768%, VRN 4.000% 12/29/49	18,000	16,155
The Goldman Sachs Group, Inc. 2.375% 1/22/18	70,000	70,165
The Goldman Sachs Group, Inc. 3.500% 11/16/26	200,000	200,542
The Goldman Sachs Group, Inc. 3 mo. USD LIBOR + 1.510%, VRN 3.691% 6/05/28	2,140,000	2,156,654
The Goldman Sachs Group, Inc. 3.850% 7/08/24	90,000	93,644
The Goldman Sachs Group, Inc. 4.000% 3/03/24	100,000	105,587
The Goldman Sachs Group, Inc. 4.250% 10/21/25	260,000	271,062
The Goldman Sachs Group, Inc. 4.750% 10/21/45	180,000	200,170
The Goldman Sachs Group, Inc. 5.150% 5/22/45	490,000	560,941
The Goldman Sachs Group, Inc. 5.250% 7/27/21	100,000	109,882
The Goldman Sachs Group, Inc. 6.000% 6/15/20	290,000	318,299
The Goldman Sachs Group, Inc. 6.250% 2/01/41	770,000	1,016,467
The Goldman Sachs Group, Inc. 6.750% 10/01/37	80,000	105,543
HSBC Holdings PLC 3.400% 3/08/21	490,000	505,256

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
HSBC Holdings PLC 3.900% 5/25/26	$370,000	$387,238
HSBC Holdings PLC 4.250% 8/18/25	330,000	341,991
HSBC Holdings PLC 6.500% 9/15/37	300,000	398,327
ING Bank NV (a) 5.800% 9/25/23	210,000	239,766
Intesa Sanpaolo SpA (a) 3.125% 7/14/22	300,000	300,740
Intesa Sanpaolo SpA (a) 3.875% 7/14/27	230,000	230,929
Intesa Sanpaolo SpA (a) 5.017% 6/26/24	450,000	457,471
JP Morgan Chase & Co. 3.625% 5/13/24	80,000	83,432
JP Morgan Chase & Co. 3.875% 9/10/24	300,000	312,380
JP Morgan Chase & Co. 4.250% 10/01/27	70,000	73,820
JP Morgan Chase & Co. 4.350% 8/15/21	40,000	42,855
JP Morgan Chase & Co. 4.950% 6/01/45	290,000	330,201
Mitsubishi UFJ Financial Group, Inc. 2.998% 2/22/22	160,000	162,202
Morgan Stanley 5.500% 7/24/20	200,000	217,262
Nordea Bank AB (a) 4.875% 5/13/21	390,000	418,489
Royal Bank of Scotland Group PLC 6.000% 12/19/23	240,000	265,421
Royal Bank of Scotland Group PLC 6.100% 6/10/23	210,000	232,638
Royal Bank of Scotland Group PLC 6.125% 12/15/22	110,000	121,005
Santander Holdings USA, Inc. 4.500% 7/17/25	50,000	52,095
Standard Chartered PLC (a) 5.700% 3/26/44	470,000	552,352
State Street Corp. STEP 4.956% 3/15/18	280,000	283,933
Sumitomo Mitsui Financial Group, Inc. 2.058% 7/14/21	230,000	226,356
UBS Group Funding Switzerland AG (a) 3.491% 5/23/23	500,000	511,926
UBS Group Funding Switzerland AG (a) 4.125% 9/24/25	210,000	220,901
UBS Group Funding Switzerland AG (a) 4.253% 3/23/28	700,000	734,304
Wachovia Capital Trust III 3 mo. USD LIBOR + .930%, VRN 5.570% 3/29/49	630,000	631,575

	Principal Amount	Value
Wells Fargo & Co. 3.000% 10/23/26	$350,000	$342,248
Wells Fargo & Co. 3.450% 2/13/23	120,000	122,955
Wells Fargo & Co. 4.300% 7/22/27	660,000	698,031
Wells Fargo & Co. 4.400% 6/14/46	180,000	186,896
Wells Fargo & Co. 4.480% 1/16/24	991,000	1,065,164
Wells Fargo & Co. 4.600% 4/01/21	40,000	42,962
Wells Fargo & Co. 4.650% 11/04/44	100,000	106,995
Wells Fargo & Co. 4.750% 12/07/46	890,000	977,099
Wells Fargo & Co. 4.900% 11/17/45	290,000	323,479
Wells Fargo & Co. 5.375% 11/02/43	110,000	129,342
Wells Fargo & Co. 3 mo. USD LIBOR + 3.990%, VRN 5.875% 12/29/49	70,000	77,910
Wells Fargo Bank NA 6.000% 11/15/17	250,000	251,325

		30,319,687

Beverages — 0.7%
Anheuser-Busch InBev Finance, Inc. 2.650% 2/01/21	190,000	193,086
Anheuser-Busch InBev Finance, Inc. 3.300% 2/01/23	210,000	217,723
Anheuser-Busch InBev Finance, Inc. 3.650% 2/01/26	490,000	506,911
Anheuser-Busch InBev Finance, Inc. 4.900% 2/01/46	900,000	1,016,611
Anheuser-Busch InBev Worldwide, Inc. 2.500% 7/15/22	240,000	241,994
Anheuser-Busch InBev Worldwide, Inc. 5.000% 4/15/20	100,000	107,410
Anheuser-Busch InBev Worldwide, Inc. 5.375% 1/15/20	260,000	279,778
Cott Holdings, Inc. (a) 5.500% 4/01/25	150,000	156,375
Diageo Capital PLC 4.828% 7/15/20	200,000	215,432
Diageo Investment Corp. 2.875% 5/11/22	150,000	153,768
Molson Coors Brewing Co. 3.000% 7/15/26	190,000	184,783
Molson Coors Brewing Co. 3.500% 5/01/22	30,000	31,096
PepsiCo, Inc. 4.000% 3/05/42	50,000	51,249

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pernod Ricard SA (a) 4.450% 1/15/22	$250,000	$267,465

		3,623,681

Biotechnology — 0.2%
Amgen, Inc. 3.625% 5/22/24	30,000	31,286
Amgen, Inc. 4.663% 6/15/51	34,000	37,292
Celgene Corp. 3.550% 8/15/22	40,000	41,810
Celgene Corp. 3.625% 5/15/24	40,000	41,671
Celgene Corp. 3.875% 8/15/25	10,000	10,551
Celgene Corp. 5.000% 8/15/45	350,000	395,668
Celgene Corp. 5.250% 8/15/43	70,000	80,263
Gilead Sciences, Inc. 3.700% 4/01/24	210,000	221,788
Gilead Sciences, Inc. 4.500% 2/01/45	10,000	10,745
Gilead Sciences, Inc. 4.750% 3/01/46	200,000	223,951

		1,095,025

Chemicals — 0.2%
Equate Petrochemical BV (a) 4.250% 11/03/26	230,000	236,509
OCP SA (a) 4.500% 10/22/25	330,000	332,012
Potash Corp. of Saskatchewan, Inc. 4.875% 3/30/20	50,000	52,740
Westlake Chemical Corp. 4.625% 2/15/21	40,000	41,340
Westlake Chemical Corp. 4.875% 5/15/23	90,000	93,600

		756,201

Commercial Services — 0.1%
Ecolab, Inc. 4.350% 12/08/21	50,000	54,080
UBM PLC (a) 5.750% 11/03/20	110,000	115,477
United Rentals North America, Inc. 4.875% 1/15/28	30,000	30,150
United Rentals North America, Inc. 5.500% 7/15/25	110,000	117,837
United Rentals North America, Inc. 5.875% 9/15/26	90,000	97,763

		415,307

	Principal Amount	Value
Computers — 0.3%
Apple, Inc. 2.450% 8/04/26	$370,000	$356,997
Dell International LLC/ EMC Corp. (a) 3.480% 6/01/19	630,000	642,510
Dell International LLC/EMC Corp. (a) 4.420% 6/15/21	400,000	419,966

		1,419,473

Diversified Financial Services — 5.2%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust 3.750% 5/15/19	150,000	153,491
AerCap Ireland Capital DAC/AerCap Global Aviation Trust 4.500% 5/15/21	160,000	169,285
Ally Financial, Inc. 3.500% 1/27/19	80,000	81,200
Ally Financial, Inc. 7.500% 9/15/20	236,000	265,500
Federal Home Loan Banks 0.875% 6/29/18	10,000,000	9,964,521
Federal Home Loan Mortgage Corp. 0.750% 4/09/18	12,280,000	12,247,942
Federal National Mortgage Association 0.010% 10/09/19	1,460,000	1,406,851
Federal National Mortgage Association 1.000% 3/31/36	400,000	70,500
Federal National Mortgage Association 4.866% 10/25/57	1,400,000	262,281
GE Capital International Funding Co. Unlimited Co. 2.342% 11/15/20	215,000	217,263
GE Capital International Funding Co. Unlimited Co. 4.418% 11/15/35	380,000	413,211
HSBC Finance Corp. 6.676% 1/15/21	133,000	150,442
ILFC E-Capital Trust II VRN (a) (b) 4.610% 12/21/65	10,000	9,525
International Lease Finance Corp. 5.875% 8/15/22	70,000	78,381
International Lease Finance Corp. 8.625% 1/15/22	180,000	220,598
KKR Group Finance Co. II LLC (a) 5.500% 2/01/43	20,000	22,798
Quicken Loans, Inc. (a) 5.750% 5/01/25	90,000	94,500
Synchrony Financial 2.700% 2/03/20	200,000	201,281

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Visa, Inc. 3.150% 12/14/25	$490,000	$502,008
Visa, Inc. 4.300% 12/14/45	260,000	287,727

		26,819,305

Electric — 0.7%
AES Corp. 4.875% 5/15/23	130,000	133,900
AES Corp. 5.500% 3/15/24	10,000	10,413
AES Corp. 5.500% 4/15/25	90,000	94,613
Berkshire Hathaway Energy Co. 6.500% 9/15/37	110,000	146,989
Duke Energy Corp. 3.750% 4/15/24	100,000	104,591
Duke Energy Corp. 3.950% 8/15/47	70,000	69,390
Exelon Corp. 5.625% 6/15/35	290,000	348,967
FirstEnergy Corp. 3.900% 7/15/27	420,000	426,526
FirstEnergy Corp. 4.250% 3/15/23	310,000	327,969
FirstEnergy Corp. Series C 7.375% 11/15/31	630,000	838,107
Majapahit Holding BV (c) 7.750% 1/20/20	370,000	412,587
Pacific Gas & Electric Co. 5.800% 3/01/37	110,000	140,255
Pacific Gas & Electric Co. 6.050% 3/01/34	520,000	677,211
Pacific Gas & Electric Co. 8.250% 10/15/18	50,000	53,260

		3,784,778

Engineering & Construction — 0.0%
ABB Finance USA, Inc. 4.375% 5/08/42	20,000	21,446

Entertainment — 0.0%
GLP Capital LP/GLP Financing II, Inc. 5.375% 4/15/26	40,000	43,650

Environmental Controls — 0.0%
Waste Management, Inc. 3.500% 5/15/24	90,000	93,380
Waste Management, Inc. 4.600% 3/01/21	30,000	32,190
Waste Management, Inc. 7.375% 5/15/29	50,000	65,953

		191,523

	Principal Amount	Value
Foods — 0.5%
Danone SA (a) 2.077% 11/02/21	$250,000	$245,603
Danone SA (a) 2.589% 11/02/23	310,000	304,542
Danone SA (a) 2.947% 11/02/26	550,000	533,766
Kraft Heinz Foods Co. 3.500% 6/06/22	150,000	155,336
Kraft Heinz Foods Co. 5.375% 2/10/20	136,000	145,879
Kraft Heinz Foods Co. 3.000% 6/01/26	20,000	19,158
Kraft Heinz Foods Co. 3.950% 7/15/25	100,000	102,996
Kraft Heinz Foods Co. 4.375% 6/01/46	300,000	296,230
Kraft Heinz Foods Co. (a) 4.875% 2/15/25	122,000	130,389
Kraft Heinz Foods Co. 5.000% 7/15/35	80,000	87,156
Kraft Heinz Foods Co. 5.000% 6/04/42	40,000	42,617
Kraft Heinz Foods Co. 5.200% 7/15/45	70,000	76,679
Lamb Weston Holdings, Inc. (a) 4.625% 11/01/24	120,000	125,100
WM Wrigley Jr. Co. (a) 2.400% 10/21/18	40,000	40,253
WM Wrigley Jr. Co. (a) 2.900% 10/21/19	130,000	131,912
WM Wrigley Jr. Co. (a) 3.375% 10/21/20	10,000	10,312

		2,447,928

Forest Products & Paper — 0.0%
Celulosa Arauco y Constitucion SA 4.750% 1/11/22	90,000	95,162

Health Care – Products — 0.4%
Abbott Laboratories 3.750% 11/30/26	210,000	215,481
Abbott Laboratories 4.750% 11/30/36	140,000	154,625
Abbott Laboratories 4.900% 11/30/46	160,000	178,709
Becton Dickinson & Co. 3.363% 6/06/24	450,000	454,198
Becton Dickinson & Co. 3.734% 12/15/24	65,000	66,394
Becton Dickinson & Co. 4.685% 12/15/44	50,000	52,854

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Mallinckrodt International Finance SA/Mallinckrodt CB LLC (a) 5.500% 4/15/25	$10,000	$9,025
Mallinckrodt International Finance SA/Mallinckrodt CB LLC (a) 5.625% 10/15/23	40,000	37,350
Medtronic, Inc. 3.125% 3/15/22	180,000	185,317
Medtronic, Inc. 3.500% 3/15/25	260,000	271,157
Medtronic, Inc. 4.625% 3/15/45	190,000	216,114

		1,841,224

Health Care – Services — 0.4%
Aetna, Inc. 2.800% 6/15/23	40,000	40,246
Anthem, Inc. 7.000% 2/15/19	50,000	53,322
Anthem, Inc. 3.125% 5/15/22	50,000	51,060
Anthem, Inc. 3.700% 8/15/21	70,000	73,009
Catholic Health Initiatives 4.350% 11/01/42	20,000	18,738
Centene Corp. 4.750% 5/15/22	110,000	114,812
Centene Corp. 4.750% 1/15/25	80,000	83,000
Centene Corp. 6.125% 2/15/24	50,000	54,062
Fresenius Medical Care US Finance II, Inc. (a) 4.125% 10/15/20	50,000	52,339
Fresenius Medical Care US Finance II, Inc. (a) 4.750% 10/15/24	70,000	75,760
Fresenius Medical Care US Finance II, Inc. (a) 5.875% 1/31/22	50,000	56,178
HCA, Inc. 5.250% 6/15/26	70,000	75,425
HCA, Inc. 5.875% 3/15/22	190,000	210,425
HCA, Inc. 5.875% 5/01/23	80,000	87,000
HCA, Inc. 6.500% 2/15/20	60,000	65,325
HCA, Inc. 7.500% 2/15/22	40,000	45,888
Humana, Inc. 3.150% 12/01/22	40,000	40,729
Humana, Inc. 3.950% 3/15/27	190,000	198,507

	Principal Amount	Value
Humana, Inc. 4.625% 12/01/42	$70,000	$75,617
Humana, Inc. 4.800% 3/15/47	10,000	11,136
Humana, Inc. 4.950% 10/01/44	60,000	67,940
Tenet Healthcare Corp. 8.125% 4/01/22	150,000	152,625
UnitedHealth Group, Inc. 3.750% 7/15/25	50,000	53,061
UnitedHealth Group, Inc. 5.800% 3/15/36	70,000	88,235

		1,844,439

Home Builders — 0.1%
Lennar Corp. 4.500% 4/30/24	120,000	123,574
NVR, Inc. 3.950% 9/15/22	100,000	104,400
Taylor Morrison Communities, Inc./Monarch Communities, Inc. (a) 5.250% 4/15/21	120,000	123,150

		351,124

Household Products & Wares — 0.0%
Spectrum Brands, Inc. 5.750% 7/15/25	60,000	63,900

Housewares — 0.1%
Newell Brands, Inc. 3.150% 4/01/21	80,000	81,844
Newell Brands, Inc. 3.850% 4/01/23	170,000	178,602
Newell Brands, Inc. 4.200% 4/01/26	140,000	147,425

		407,871

Insurance — 0.3%
American International Group, Inc. 3 mo. USD LIBOR + 2.056%, VRN 6.250% 3/15/87	234,000	256,230
Brighthouse Financial, Inc. (a) 4.700% 6/22/47	70,000	68,380
Chubb INA Holdings, Inc. 2.300% 11/03/20	70,000	70,513
Chubb INA Holdings, Inc. 4.350% 11/03/45	230,000	252,752
MetLife Capital Trust IV (a) 7.875% 12/15/67	200,000	268,000
MetLife, Inc. 6.400% 12/15/66	190,000	218,975
Teachers Insurance & Annuity Association of America (a) 4.900% 9/15/44	200,000	225,877

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Teachers Insurance & Annuity Association of America (a) 6.850% 12/16/39	$22,000	$30,346
Voya Financial, Inc. STEP 2.900% 2/15/18	14,000	14,061
Voya Financial, Inc. 5.700% 7/15/43	160,000	186,742

		1,591,876

Internet — 0.2%
Amazon.com, Inc. (a) 3.150% 8/22/27	470,000	473,356
Amazon.com, Inc. (a) 3.875% 8/22/37	160,000	162,828
Amazon.com, Inc. (a) 4.050% 8/22/47	210,000	214,015
Amazon.com, Inc. 4.950% 12/05/44	180,000	207,870
Netflix, Inc. 5.875% 2/15/25	50,000	54,688

		1,112,757

Iron & Steel — 0.1%
ArcelorMittal STEP 6.750% 2/25/22	50,000	57,313
ArcelorMittal STEP 7.500% 10/15/39	60,000	72,000
Vale Overseas Ltd. 6.875% 11/21/36	361,000	413,345

		542,658

Leisure Time — 0.0%
NCL Corp. Ltd. (a) 4.625% 11/15/20	140,000	143,675
NCL Corp. Ltd. (a) 4.750% 12/15/21	40,000	41,500

		185,175

Lodging — 0.0%
Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp. 4.875% 4/01/27	190,000	199,500

Machinery – Diversified — 0.0%
John Deere Capital Corp. 1.700% 1/15/20	40,000	39,852
John Deere Capital Corp. 2.250% 4/17/19	100,000	100,922

		140,774

Media — 0.9%
21st Century Fox America, Inc. 6.200% 12/15/34	20,000	24,861
21st Century Fox America, Inc. 6.650% 11/15/37	30,000	39,454

	Principal Amount	Value
Altice Financing SA (a) 6.625% 2/15/23	$200,000	$212,000
CCO Holdings LLC/CCO Holdings Capital Corp. (a) 5.125% 5/01/27	110,000	111,513
Charter Communications Operating LLC / Charter Communications Operating Capital (a) 4.200% 3/15/28	270,000	273,214
Charter Communications Operating LLC/Charter Communications Operating Capital 4.908% 7/23/25	340,000	363,465
Charter Communications Operating LLC/Charter Communications Operating Capital 6.484% 10/23/45	160,000	187,788
Comcast Corp. 3.375% 8/15/25	170,000	175,409
Comcast Corp. 4.200% 8/15/34	160,000	170,089
Comcast Corp. 4.250% 1/15/33	20,000	21,506
Comcast Corp. 6.400% 3/01/40	40,000	53,520
DISH DBS Corp. 5.875% 7/15/22	80,000	85,000
DISH DBS Corp. 5.875% 11/15/24	410,000	429,731
Myriad International Holdings B.V. (a) 4.850% 7/06/27	430,000	444,620
NBCUniversal Media LLC 4.375% 4/01/21	170,000	182,948
SFR Group SA (a) 7.375% 5/01/26	320,000	345,600
Time Warner Cable, Inc. 4.125% 2/15/21	140,000	145,369
Time Warner Cable, Inc. 5.875% 11/15/40	200,000	219,473
Time Warner Cable, Inc. 6.550% 5/01/37	10,000	11,746
Time Warner Cable, Inc. 6.750% 6/15/39	120,000	143,981
Time Warner Cable, Inc. 7.300% 7/01/38	210,000	263,593
Time Warner Cable, Inc. 8.250% 4/01/19	230,000	250,072
Time Warner Entertainment Co. LP 8.375% 7/15/33	20,000	27,185
Time Warner, Inc. 4.750% 3/29/21	200,000	215,347
Time Warner, Inc. 6.250% 3/29/41	20,000	23,959

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Viacom, Inc. 3.875% 4/01/24	$30,000	$30,040
Viacom, Inc. 4.250% 9/01/23	50,000	51,378

		4,502,861

Mining — 1.0%
Alcoa Nederland Holding BV (a) 6.750% 9/30/24	240,000	265,800
Anglo American Capital PLC (a) 3.625% 9/11/24	560,000	558,602
Anglo American Capital PLC (a) 3.750% 4/10/22	200,000	205,120
Barrick Gold Corp. 5.250% 4/01/42	80,000	91,534
Barrick North America Finance LLC 4.400% 5/30/21	44,000	47,316
Barrick North America Finance LLC 5.700% 5/30/41	180,000	214,645
Barrick North America Finance LLC 5.750% 5/01/43	210,000	254,252
BHP Billiton Finance USA Ltd. 2.875% 2/24/22	20,000	20,443
BHP Billiton Finance USA Ltd. 5.000% 9/30/43	300,000	353,909
BHP Billiton Finance USA Ltd. 5 year USD Swap + 5.093%, VRN (a) 6.750% 10/19/75	500,000	588,750
FMG Resources August 2006 Pty Ltd. (a) 9.750% 3/01/22	30,000	33,735
Freeport-McMoRan, Inc. 4.000% 11/14/21	170,000	170,850
Freeport-McMoRan, Inc. 5.450% 3/15/43	96,000	89,700
Freeport-McMoRan, Inc. 6.500% 11/15/20	26,000	26,598
Freeport-McMoRan, Inc. 6.875% 2/15/23	20,000	21,800
Glencore Finance Canada Ltd. STEP (a) 2.700% 10/25/17	320,000	320,112
Glencore Funding LLC (a) 4.000% 3/27/27	290,000	291,756
Glencore Funding LLC (a) 4.125% 5/30/23	170,000	176,978
Southern Copper Corp. 5.250% 11/08/42	1,340,000	1,418,158

		5,150,058

Miscellaneous – Manufacturing — 0.3%
Eaton Corp. 1.500% 11/02/17	70,000	69,992
Eaton Corp. 2.750% 11/02/22	570,000	573,944

	Principal Amount	Value
General Electric Co. 4.375% 9/16/20	$10,000	$10,710
General Electric Co. 5.300% 2/11/21	75,000	82,470
General Electric Co. 4.650% 10/17/21	170,000	186,161
General Electric Co. 5.875% 1/14/38	86,000	112,539
General Electric Co. 6.875% 1/10/39	156,000	228,400
General Electric Co. 4.500% 3/11/44	60,000	67,165

		1,331,381

Oil & Gas — 3.5%
Anadarko Petroleum Corp. 4.850% 3/15/21	390,000	413,591
Anadarko Petroleum Corp. 5.550% 3/15/26	20,000	22,337
Anadarko Petroleum Corp. 6.450% 9/15/36	60,000	70,980
Anadarko Petroleum Corp. 6.600% 3/15/46	430,000	532,367
Antero Resources Corp. 5.375% 11/01/21	10,000	10,263
Apache Corp. 4.250% 1/15/44	370,000	347,460
Apache Corp. 4.750% 4/15/43	90,000	90,095
Apache Corp. 5.100% 9/01/40	460,000	481,128
Apache Corp. 6.000% 1/15/37	30,000	35,103
BP Capital Markets PLC 3.119% 5/04/26	290,000	289,897
BP Capital Markets PLC 3.216% 11/28/23	300,000	307,322
BP Capital Markets PLC 3.506% 3/17/25	220,000	227,069
BP Capital Markets PLC 3.561% 11/01/21	20,000	21,035
BP Capital Markets PLC 3.588% 4/14/27	330,000	339,485
Chesapeake Energy Corp. 5.750% 3/15/23	10,000	9,225
Chesapeake Energy Corp. (a) 8.000% 12/15/22	10,000	10,775
Chevron Corp. 2.954% 5/16/26	380,000	379,387
Cimarex Energy Co. 3.900% 5/15/27	290,000	295,259
CNOOC Finance USA LLC 3.500% 5/05/25	1,040,000	1,055,874

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
ConocoPhillips Holding Co. 6.950% 4/15/29	$125,000	$161,975
Continental Resources, Inc. 4.500% 4/15/23	10,000	10,025
Devon Energy Corp. 3.250% 5/15/22	100,000	101,183
Devon Energy Corp. 5.000% 6/15/45	330,000	347,748
Devon Energy Corp. 5.600% 7/15/41	400,000	437,759
Devon Energy Corp. 5.850% 12/15/25	170,000	195,976
Devon Financing Co. LLC 7.875% 9/30/31	60,000	79,204
Ecopetrol SA 5.875% 5/28/45	1,300,000	1,270,750
Ensco PLC 8.000% 1/31/24	115,000	112,987
EOG Resources, Inc. 4.150% 1/15/26	120,000	127,245
Exxon Mobil Corp. 3.043% 3/01/26	210,000	213,599
Exxon Mobil Corp. 4.114% 3/01/46	520,000	561,860
Kerr-McGee Corp. 6.950% 7/01/24	230,000	273,319
Kerr-McGee Corp. 7.875% 9/15/31	160,000	203,422
Noble Energy, Inc. 3.850% 1/15/28	240,000	240,474
Noble Energy, Inc. 4.950% 8/15/47	120,000	122,331
Noble Energy, Inc. 5.250% 11/15/43	120,000	125,868
Occidental Petroleum Corp. 3.000% 2/15/27	130,000	127,986
Occidental Petroleum Corp. 3.125% 2/15/22	120,000	123,519
Occidental Petroleum Corp. 3.400% 4/15/26	170,000	173,642
Occidental Petroleum Corp. 4.100% 2/15/47	170,000	174,602
Occidental Petroleum Corp. 4.400% 4/15/46	50,000	53,140
Occidental Petroleum Corp. 4.625% 6/15/45	80,000	87,494
Petrobras Global Finance BV (a) 5.299% 1/27/25	2,191,000	2,187,713
Petrobras Global Finance BV (a) 5.999% 1/27/28	900,000	899,325
Petrobras Global Finance BV 6.125% 1/17/22	260,000	279,500

	Principal Amount	Value
Petrobras Global Finance BV 6.250% 3/17/24	$332,000	$354,742
Petrobras Global Finance BV 7.375% 1/17/27	260,000	286,260
Petroleos Mexicanos 6.375% 1/23/45	220,000	223,850
Petroleos Mexicanos 6.625% 6/15/35	763,000	822,132
Petroleos Mexicanos 6.875% 8/04/26	160,000	182,000
QEP Resources, Inc. 6.875% 3/01/21	170,000	178,925
Range Resources Corp. 4.875% 5/15/25	30,000	29,550
Range Resources Corp. (a) 5.000% 3/15/23	200,000	198,500
Range Resources Corp. (a) 5.875% 7/01/22	10,000	10,325
Shell International Finance BV 2.875% 5/10/26	380,000	378,104
Shell International Finance BV 4.000% 5/10/46	300,000	303,416
Shell International Finance BV 4.375% 3/25/20	210,000	222,820
Shell International Finance BV 4.375% 5/11/45	190,000	203,730
Shell International Finance BV 4.550% 8/12/43	100,000	108,578
Sinopec Group Overseas Development 2014 Ltd. (a) 4.375% 4/10/24	330,000	354,243
Whiting Petroleum Corp. 5.750% 3/15/21	10,000	9,825
Whiting Petroleum Corp. 6.250% 4/01/23	200,000	196,750
WPX Energy, Inc. 8.250% 8/01/23	30,000	33,638

		17,728,686

Oil & Gas Services — 0.2%
Baker Hughes, Inc. 3.200% 8/15/21	55,000	56,643
Halliburton Co. 3.800% 11/15/25	240,000	246,434
Halliburton Co. 4.850% 11/15/35	30,000	32,523
Halliburton Co. 5.000% 11/15/45	500,000	548,402
Schlumberger Holdings Corp. (a) 3.000% 12/21/20	190,000	194,590
Schlumberger Holdings Corp. (a) 4.000% 12/21/25	150,000	157,345

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Schlumberger Norge AS (a) 4.200% 1/15/21	$10,000	$10,533

		1,246,470

Packaging & Containers — 0.1%
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC 5.750% 10/15/20	10,000	10,175
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC STEP 6.875% 2/15/21	97,220	99,651
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu (a) 5.125% 7/15/23	60,000	62,616
WestRock RKT Co. 3.500% 3/01/20	80,000	81,968
WestRock RKT Co. 4.000% 3/01/23	30,000	31,599

		286,009

Pharmaceuticals — 0.6%
AbbVie, Inc. 2.900% 11/06/22	80,000	81,129
AbbVie, Inc. 3.600% 5/14/25	130,000	134,781
Allergan Funding SCS 3.450% 3/15/22	30,000	31,107
Allergan Funding SCS 3.800% 3/15/25	180,000	186,932
Allergan Funding SCS 4.550% 3/15/35	150,000	160,037
Allergan Funding SCS 4.750% 3/15/45	101,000	109,272
Cardinal Health, Inc. 2.616% 6/15/22	130,000	129,894
Cardinal Health, Inc. 3.079% 6/15/24	170,000	171,185
Eli Lilly & Co. 3.100% 5/15/27	140,000	140,809
GlaxoSmithKline Capital PLC 2.850% 5/08/22	180,000	184,104
Johnson & Johnson 3.625% 3/03/37	690,000	717,010
Merck & Co., Inc. 2.750% 2/10/25	120,000	120,371
Teva Pharmaceutical Finance Co. BV 2.950% 12/18/22	100,000	97,133
Teva Pharmaceutical Finance Netherlands III BV 2.200% 7/21/21	10,000	9,628
Teva Pharmaceutical Finance Netherlands III BV 2.800% 7/21/23	40,000	38,152

	Principal Amount	Value
Teva Pharmaceutical Finance Netherlands III BV 3.150% 10/01/26	$170,000	$156,688
Valeant Pharmaceuticals International, Inc. (a) 5.375% 3/15/20	40,000	39,950
Valeant Pharmaceuticals International, Inc. (a) 6.500% 3/15/22	50,000	52,875
Valeant Pharmaceuticals International, Inc. (a) 7.000% 3/15/24	120,000	128,111
Valeant Pharmaceuticals International, Inc. (a) 7.500% 7/15/21	270,000	269,325

		2,958,493

Pipelines — 0.4%
Cheniere Corpus Christi Holdings LLC (a) 5.125% 6/30/27	150,000	154,500
El Paso Natural Gas Co. LLC 8.375% 6/15/32	289,000	372,763
Energy Transfer LP/Regency Energy Finance Corp. 4.500% 11/01/23	30,000	31,438
Energy Transfer LP/Regency Energy Finance Corp. 5.875% 3/01/22	100,000	110,687
Energy Transfer LP/Regency Energy Finance Corp. 6.500% 7/15/21	28,000	28,560
Enterprise Products Operating LLC 5.700% 2/15/42	40,000	47,695
Kinder Morgan Energy Partners LP 3.500% 9/01/23	120,000	121,314
Kinder Morgan, Inc. 5.300% 12/01/34	90,000	93,962
MPLX LP 4.875% 12/01/24	150,000	161,634
MPLX LP 4.875% 6/01/25	140,000	150,039
Southern Natural Gas Co. LLC 8.000% 3/01/32	5,000	6,803
Transcontinental Gas Pipe Line Co. LLC 7.850% 2/01/26	280,000	361,689
The Williams Cos., Inc. 7.500% 1/15/31	240,000	288,000
Williams Partners LP/ACMP Finance Corp. 4.875% 3/15/24	70,000	73,260

		2,002,344

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Real Estate Investment Trusts (REITS) — 0.1%
WEA Finance LLC/Westfield UK & Europe Finance PLC (a) 3.750% 9/17/24	$220,000	$224,275
WEA Finance LLC/Westfield UK & Europe Finance PLC (a) 4.750% 9/17/44	250,000	257,683

		481,958

Retail — 0.4%
1011778 BC ULC/New Red Finance, Inc. (a) 6.000% 4/01/22	49,000	50,543
1011778 BC ULC / New Red Finance, Inc. (a) 5.000% 10/15/25	150,000	151,860
CVS Health Corp. 2.750% 12/01/22	120,000	120,276
CVS Health Corp. 3.875% 7/20/25	124,000	129,334
CVS Health Corp. 5.125% 7/20/45	350,000	402,519
CVS Pass-Through Trust (a) 5.298% 1/11/27	9,136	9,995
CVS Pass-Through Trust 5.880% 1/10/28	100,382	111,928
CVS Pass-Through Trust 6.036% 12/10/28	86,745	98,043
CVS Pass-Through Trust 6.943% 1/10/30	73,438	87,035
Dollar Tree, Inc. 5.750% 3/01/23	130,000	137,150
McDonald’s Corp. 3.500% 3/01/27	320,000	328,929
McDonald’s Corp. 3.700% 1/30/26	200,000	208,376
QVC, Inc. 5.950% 3/15/43	10,000	9,751
The TJX Cos., Inc. 2.250% 9/15/26	30,000	27,918
Wal-Mart Stores, Inc. 6.200% 4/15/38	50,000	67,940
Walgreens Boots Alliance, Inc. 3.450% 6/01/26	260,000	259,130

		2,200,727

Semiconductors — 0.0%
Intel Corp. 3.700% 7/29/25	70,000	74,026
Intel Corp. 4.900% 7/29/45	50,000	59,747

		133,773

	Principal Amount	Value
Software — 0.5%
Activision Blizzard, Inc. (a) 6.125% 9/15/23	$40,000	$42,900
First Data Corp. (a) 5.000% 1/15/24	280,000	290,724
First Data Corp. (a) 7.000% 12/01/23	20,000	21,356
Microsoft Corp. 2.400% 8/08/26	620,000	599,267
Microsoft Corp. 2.700% 2/12/25	100,000	100,970
Microsoft Corp. 2.875% 2/06/24	380,000	388,329
Microsoft Corp. 3.300% 2/06/27	690,000	714,428
Microsoft Corp. 3.950% 8/08/56	100,000	103,048
Microsoft Corp. 4.100% 2/06/37	170,000	184,232
Oracle Corp. 1.200% 10/15/17	260,000	259,969

		2,705,223

Telecommunications — 1.4%
America Movil SAB de CV 5.000% 3/30/20	330,000	352,980
America Movil SAB de CV 5.625% 11/15/17	160,000	160,783
AT&T, Inc. 3.000% 2/15/22	60,000	60,634
AT&T, Inc. 3.400% 5/15/25	580,000	572,113
AT&T, Inc. 3.900% 8/14/27	570,000	571,110
AT&T, Inc. 4.250% 3/01/27	350,000	360,248
AT&T, Inc. 4.350% 6/15/45	150,000	137,673
AT&T, Inc. 4.500% 3/09/48	166,000	153,125
AT&T, Inc. 4.900% 8/14/37	140,000	141,490
AT&T, Inc. 5.500% 2/01/18	30,000	30,381
AT&T, Inc. 5.800% 2/15/19	200,000	210,403
Bharti Airtel Ltd. (a) 4.375% 6/10/25	440,000	445,712
CommScope Technologies LLC (a) 5.000% 3/15/27	90,000	90,225
Qwest Corp. 6.875% 9/15/33	85,000	83,182
Rogers Communications, Inc. 6.800% 8/15/18	120,000	125,191

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Sprint Capital Corp. 8.750% 3/15/32	$40,000	$51,150
Sprint Corp. 7.250% 9/15/21	80,000	88,900
Sprint Corp. 7.625% 2/15/25	420,000	481,688
Sprint Corp. 7.875% 9/15/23	30,000	34,800
Telefonica Emisiones SAU 5.213% 3/08/47	150,000	165,080
Telefonica Emisiones SAU 5.877% 7/15/19	80,000	85,268
Verizon Communications, Inc. 2.625% 8/15/26	230,000	215,987
Verizon Communications, Inc. (a) 3.376% 2/15/25	100,000	100,348
Verizon Communications, Inc. 3.500% 11/01/24	300,000	305,459
Verizon Communications, Inc. 4.125% 3/16/27	1,290,000	1,346,003
Verizon Communications, Inc. 4.522% 9/15/48	230,000	222,679
Verizon Communications, Inc. 5.250% 3/16/37	170,000	186,428
Verizon Communications, Inc. 5.500% 3/16/47	100,000	111,016
West Corp. (a) 4.750% 7/15/21	60,000	60,750
West Corp. (a) 5.375% 7/15/22	160,000	161,600

		7,112,406

Textiles — 0.1%
Cintas Corp. No 2 2.900% 4/01/22	160,000	162,996
Cintas Corp. No 2 3.700% 4/01/27	260,000	271,550

		434,546

Trucking & Leasing — 0.1%
DAE Funding LLC (a) 4.500% 8/01/22	80,000	81,990
DAE Funding LLC (a) 5.000% 8/01/24	80,000	82,000
Park Aerospace Holdings Ltd. (a) 5.250% 8/15/22	50,000	52,000
Park Aerospace Holdings Ltd. (a) 5.500% 2/15/24	80,000	84,000

		299,990

TOTAL CORPORATE DEBT (Cost $129,795,980)		134,540,629

	Principal Amount	Value
MUNICIPAL OBLIGATIONS — 0.0%
Northeast Ohio Regional Sewer District 5.000% 11/15/43	$50,000	$56,344
State of California 5.000% 4/01/42	70,000	79,016
State of California 5.000% 11/01/43	50,000	57,493

		192,853

TOTAL MUNICIPAL OBLIGATIONS (Cost $173,256)		192,853

NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 11.6%
Automobile ABS — 0.3%
Hertz, Series 2015-1A, Class C (a) 4.350% 3/25/21	250,000	249,808
Hertz Vehicle Financing LLC, Series 2013-1A, Class A2 (a) 1.830% 8/25/19	120,000	119,696
Hertz Vehicle Financing LLC, Series 2015-1A, Class A (a) 2.730% 3/25/21	250,000	249,957
Hertz Vehicle Financing LLC, Series 2017-1A, Class A (a) 2.960% 10/25/21	1,150,000	1,144,670

		1,764,131

Commercial MBS — 5.0%
Banc of America Commercial Mortgage Trust, Series 2007-2, Class AJ, VRN (b) 5.754% 4/10/49	71,710	59,176
Banc of America Merrill Lynch Trust, Series 2016-GG10, Class AJA, VRN (a) (b) 5.950% 8/10/45	790,404	688,243
BANK 2017-BNK4, 2017-BNK4, Class XA, VRN (b) 1.620% 5/15/50	3,768,071	372,793
BANK 2017-BNK4, 2017-BNK7, Class A5 3.435% 9/15/60	500,000	512,517
BBCCRE Trust, Series 2015-GTP, Class E, VRN (a) (b) 4.715% 8/10/33	1,020,000	860,378
BX Trust, Series 2017-APPL, Class A, 1 mo. LIBOR + .880%, FRN (a) 2.114% 7/15/34	480,000	480,008
BX Trust, Series 2017-APPL, Class B, 1 mo. LIBOR + 1.150%, FRN (a) 2.384% 7/15/34	480,000	480,301

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
CD Mortgage Trust, Series 2017-CD3, Class A4 3.631% 2/10/50	$400,000	$416,311
Citigroup Commercial Mortgage Trust, Series 2015-GC29, Class D (a) 3.110% 4/10/48	400,000	292,634
Citigroup Commercial Mortgage Trust, Series 2017-P8, Class A4 3.465% 9/15/50	500,000	513,801
Citigroup Commercial Mortgage Trust, Series 2015-GC27, Class AS 3.571% 2/10/48	390,000	396,951
Citigroup Commercial Mortgage Trust, Series 2016-P6, Class A5, VRN (b) 3.720% 12/10/49	310,000	325,658
Citigroup Commercial Mortgage Trust, Series 2014-GC19, Class E, VRN (a) (b) 4.565% 3/10/47	270,000	208,001
Citigroup Commercial Mortgage Trust, Series 2015-GC27, Class D, VRN (a) (b) 4.576% 2/10/48	740,000	612,844
Cold Storage Trust, Series 2017-ICE3, Class B, 1 mo. LIBOR + 1.250%, FRN (a) 2.484% 4/15/36	740,000	742,551
COMM Mortgage Trust, Series 2012-CR1, Class XA, VRN (b) 2.057% 5/15/45	1,850,418	130,101
COMM Mortgage Trust, Series 2013-LC13, Class E, VRN (a) (b) 3.719% 8/10/46	440,000	296,523
COMM Mortgage Trust, Series 2013-CR9, Class E, VRN (a) (b) 4.396% 7/10/45	280,000	197,588
COMM Mortgage Trust, Series 2015-LC19, Class C, VRN (b) 4.404% 2/10/48	120,000	121,672
Credit Suisse Commercial Mortgage Trust, Series 2006-C5, Class AJ 5.373% 12/15/39	143,915	115,340
Credit Suisse Commercial Mortgage Trust, Series 2007-C5, Class AM, VRN (b) 5.869% 9/15/40	63,676	63,118
Credit Suisse Mortgage Trust, Series 2015-GLPA, Class A (a) 3.881% 11/15/37	140,000	147,908
Credit Suisse Mortgage Trust, Series 2014-USA, Class A2 (a) 3.953% 9/15/37	190,000	197,023
Credit Suisse Mortgage Trust, Series 2014-USA, Class E (a) 4.373% 9/15/37	240,000	213,459

	Principal Amount	Value
Credit Suisse Mortgage Trust, Series 2014-USA, Class F (a) 4.373% 9/15/37	$230,000	$193,090
Credit Suisse Mortgage Trust, Series 2015, Class TF, 1 mo. LIBOR + 4.143%, FRN (a) 5.374% 3/15/28	270,000	267,246
Credit Suisse Mortgage Trust, Series 2015, Class F, 1 mo. LIBOR + 4.500%, FRN (a) 5.734% 3/15/28	260,000	259,997
CSAIL Commercial Mortgage Trust, Series 2015-C3, Class C, VRN (b) 4.504% 8/15/48	430,000	431,254
CSMC Trust, Series 2017-LSTK, Class A (a) 2.761% 4/05/33	430,000	434,042
CSMC Trust, Series 2017-CHOP, Class G, 1 mo. LIBOR + 5.620%, FRN (a) 6.854% 7/15/32	1,700,000	1,691,626
FREMF Mortgage Trust, Series 2012-K20, Class X2A (a) 0.200% 5/25/45	3,383,613	25,050
GE Business Loan Trust, Series 2005-2A, Class B, 1 mo. LIBOR + .500%, FRN (a) 1.734% 11/15/33	75,977	71,871
GE Business Loan Trust, Series 2006-2A, Class D, 1 mo. LIBOR + .750%, FRN (a) 1.984% 11/15/34	151,683	134,912
GE Commercial Mortgage Corp., Series 2007-C1, Class AJ, VRN (b) 5.677% 12/10/49	60,000	31,953
GS Mortgage Securities Corp. II, Series 2015-GC30, Class D 3.384% 5/10/50	310,000	233,220
GS Mortgage Securities Corp. II, Series 2015-GC30, Class AS, VRN (b) 3.777% 5/10/50	280,000	290,381
GS Mortgage Securities Corp. Trust, Series 2017-485L, Class A (a) 3.721% 2/10/37	330,000	345,717
GS Mortgage Securities Trust, Series 2017-GS5, Class C, VRN (b) 4.299% 3/10/50	370,000	379,673
GS Mortgage Securities Trust, Series 2015-GC28, Class C, VRN (b) 4.471% 2/10/48	270,000	257,033
GS Mortgage Securities Trust, Series 2006-GG8, Class AJ 5.622% 11/10/39	125,140	116,383

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Hudson Yards Mortgage Trust, Series 2016-10HY, Class A (a) 2.835% 8/10/38	$320,000	$310,827
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2016-JP3, Class A5 2.870% 8/15/49	460,000	453,081
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2016-JP4, Class A4, VRN (b) 3.648% 12/15/49	310,000	323,745
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP9, Class AM 5.372% 5/15/47	103,125	103,161
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP9, Class AJ 5.411% 5/15/47	540,000	380,858
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2007-LDPX, Class AJFX (a) 5.438% 1/15/49	600,000	157,868
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2007-CB18, Class AJ, VRN (b) 5.502% 6/12/47	370,000	314,558
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2007-LDPX, Class AJ, VRN (b) 5.503% 1/15/49	520,000	131,554
JPMBB Commercial Mortgage Securities Trust, Series 2014-C19, Class XA, VRN (b) 1.322% 4/15/47	2,508,003	73,680
JPMBB Commercial Mortgage Securities Trust, Series 2015-C31, Class A3 3.801% 8/15/48	60,000	63,099
JPMBB Commercial Mortgage Securities Trust, Series 2014-C21, Class AS 3.997% 8/15/47	250,000	260,540
JPMBB Commercial Mortgage Securities Trust, Series 2015-C32, Class D, VRN (b) 4.318% 11/15/48	610,000	468,204
JPMBB Commercial Mortgage Securities Trust, Series 2015-C31, Class B, VRN (b) 4.772% 8/15/48	260,000	265,861
JPMBB Commercial Mortgage Securities Trust, Series 2013-C17, Class B, VRN (b) 5.052% 1/15/47	30,000	31,806

	Principal Amount	Value
LSTAR Commercial Mortgage Trust, Series 2015-3, Class A2, VRN (a) (b) 2.729% 4/20/48	$619,115	$624,156
LSTAR Commercial Mortgage Trust, Series 2015-3, Class A3, VRN (a) (b) 3.127% 4/20/48	707,000	706,388
ML-CFC Commercial Mortgage Trust, Series 2007-9, Class AM, VRN (b) 5.856% 9/12/49	80,832	81,237
ML-CFC Commercial Mortgage Trust, Series 2007-9, Class AJ, VRN (b) 6.193% 9/12/49	185,000	160,488
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C21, Class E (a) 3.012% 3/15/48	390,000	261,141
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C31, Class A5 3.102% 11/15/49	320,000	320,498
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C22, Class A4 3.306% 4/15/48	420,000	427,557
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-C6, Class E, VRN (a) (b) 4.760% 11/15/45	150,000	142,689
Morgan Stanley Capital I Trust, Series 2016-BNK2, Class A4 3.049% 11/15/49	350,000	348,502
Morgan Stanley Capital I Trust, Series 2006-IQ12, Class AJ 5.399% 12/15/43	142,078	114,680
Morgan Stanley Capital I Trust, Series 2007-IQ13, Class AJ 5.438% 3/15/44	389,847	380,224
One Market Plaza Trust, Series 2017-1MKT, Class A (a) 3.614% 2/10/32	850,000	881,811
UBS Commercial Mortgage Trust, Series 2017-C1, Class A4 3.460% 6/15/50	170,000	174,395
UBS Commercial Mortgage Trust, Series 2017-C2, Class A4 3.487% 8/15/50	570,000	586,852
Waterfall Commercial Mortgage Trust, Series 2015-SBC5, Class A, VRN (a) (b) 4.104% 9/14/22	495,175	489,561
Wells Fargo Commercial Mortgage Trust, Series 2015-LC20, Class A5 3.184% 4/15/50	430,000	435,135
Wells Fargo Commercial Mortgage Trust, Series 2015-NXSI, Class AS 3.406% 5/15/48	330,000	333,037

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Wells Fargo Commercial Mortgage Trust, Series 2015-NXS1, Class B, VRN (b) 3.658% 5/15/48	$290,000	$291,391
Wells Fargo Commercial Mortgage Trust, Series 2017-C39, Class C 4.118% 9/15/50	500,000	490,116
Wells Fargo Commercial Mortgage Trust, Series 2016-C35, Class C, VRN (b) 4.176% 7/15/48	370,000	371,182
Wells Fargo Commercial Mortgage Trust, Series 2013-LC12, Class B, VRN (b) 4.430% 7/15/46	140,000	146,021
Wells Fargo Commercial Mortgage Trust, Series 2016-C37, Class C, VRN (b) 4.644% 12/15/49	320,000	327,397
WFRBS Commercial Mortgage Trust, Series 2014-C24, Class AS 3.931% 11/15/47	190,000	199,894
WFRBS Commercial Mortgage Trust, Series 2014-C24, Class B, VRN (b) 4.204% 11/15/47	190,000	191,954
WFRBS Commercial Mortgage Trust, Series 2014-C24, Class C, VRN (b) 4.290% 11/15/47	190,000	178,881

		25,612,376

Home Equity ABS — 1.2%
ACE Securities Corp., Series 2005-HE3, Class M4, 1 mo. USD LIBOR + .945%, FRN 2.182% 5/25/35	1,020,000	867,149
Asset Backed Securities Corp. Home Equity Loan Trust, Series 2003-HE6, Class A3B, 1 mo. USD LIBOR + .960%, FRN 2.197% 11/25/33	1,249,236	1,124,708
Bear Stearns Asset Backed Securities I Trust, Series 2006-HE7, Class 2A3, 1 mo. USD LIBOR + .250%, FRN 1.487% 8/25/36	1,760,560	1,327,158
GSAA Home Equity Trust, Series 2006-19, Class A3A, 1 mo. USD LIBOR + .240%, FRN 1.477% 12/25/36	840,104	513,503
GSAA Home Equity Trust, Series 2006-5, Class 2A3, 1 mo. USD LIBOR + .270%, FRN 1.507% 3/25/36	599,723	419,557

	Principal Amount	Value
Option One Mortgage Loan Trust, Series 2007-FXD1, Class 3A4, STEP 5.860% 1/25/37	$1,930,000	$1,923,996

		6,176,071

Manufactured Housing ABS — 0.1%
Greenpoint Manufactured Housing, Series 2001-2, Class IIA2, Auction Rate, FRN 4.724% 3/13/32	200,000	187,024
Greenpoint Manufactured Housing, Series 2001-2, Class IA2, Auction Rate, FRN 4.731% 2/20/32	150,000	140,651
Greenpoint Manufactured Housing, Series 1999-3, Class 2A2, FRN 4.890% 6/19/29	75,000	70,872

		398,547

Other ABS — 0.9%
Ameriquest Mortgage Securities, Inc., Series 2004-R7, Class M3, 1 mo. USD LIBOR + 1.020%, FRN 2.257% 8/25/34	645,369	628,838
Community Funding CLO Ltd., Series 2015-1A, Class A, (Acquired 9/30/15, Cost $690,000), STEP (a) (d) (e) 5.750% 11/01/27	690,000	688,076
HSI Asset Securitization Corp., Series 2005-II, Class 2A4, 1 mo. USD LIBOR + .390%, FRN 1.627% 11/25/35	2,400,000	1,955,033
United States Small Business Administration, Series 2017-20E, Class 1 2.880% 5/01/37	270,000	272,720
Upstart Securitization Trust, Series 2017-1, Class A (a) 2.639% 6/20/24	954,865	954,375

		4,499,042

Student Loans ABS — 0.8%
National Collegiate Student Loan, Series 2007-4, Class A3L, 1 mo. USD LIBOR + .850%, FRN 2.087% 3/25/38	1,798,484	1,229,146
SLM Private Credit Student Loan Trust, Series 2005-A, Class A4, 3 mo. USD LIBOR + .310%, FRN 1.630% 12/15/38	1,210,000	1,129,950
SLM Private Education Loan Trust, Series 2011-A, Class A3, 1 mo. USD LIBOR + 2.500%, FRN (a) 3.734% 1/15/43	235,000	243,681

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
SLM Student Loan EDC Repackaging Trust, Series 2013-M1, Class M1 (a) 3.500% 10/28/29	$81,795	$79,909
SLM Student Loan Trust, Series 2006-1, Class A5, 3 mo. USD LIBOR + .110%, FRN 1.424% 7/26/21	820,000	808,508
SLM Student Loan Trust, Series 2008-5, Class A4, 3 mo. USD LIBOR + 1.700%, FRN 3.014% 7/25/23	518,440	533,342

		4,024,536

WL Collateral CMO — 3.3%
Alternative Loan Trust, Series 2005-36, Class 3A1, VRN (b) 3.413% 8/25/35	459,562	411,846
Alternative Loan Trust, Series 2004-28CB, Class 2A7 5.750% 1/25/35	160,363	162,202
Bayview Opportunity Master Fund IVa Trust, Series 2017-RT1, Class A1, VRN (a) (b) 3.000% 3/28/57	947,246	960,673
BCAP LLC Trust, Series 2010-RR6, Class 1212 (a) 5.500% 2/26/35	41,431	41,202
Bear Stearns ALT-A Trust, Series 2004-7, Class 2A1, VRN (b) 3.475% 8/25/34	147,584	149,379
Bear Stearns Asset -Backed Securities I Trust, Series 2005-AC8, Class A3, 1 mo. USD LIBOR + 7.650%, FRN 6.413% 11/25/35	1,146,510	342,526
Citigroup Mortgage Loan Trust, Series 2007-6, Class 2A4, 1 mo. USD LIBOR + .350%, FRN 1.587% 5/25/37	2,529,123	1,332,265
Credit Suisse Mortgage Capital Certificates, Series 2015-4R, Class 3A3, 1 mo. USD LIBOR + .310%, FRN (a) 1.544% 10/27/36	880,000	423,442
Credit Suisse Mortgage Capital Certificates, Series 2015-2R, Class 7A2, VRN (a) (b) 2.918% 8/27/36	2,450,501	2,183,564
CSMC, Series 2015-2R, Class 3A2, VRN (a) (b) 1.444% 4/27/36	1,290,000	981,664

	Principal Amount	Value
GSMSC Resecuritization Trust, Series 2014-2R, Class 3B, 1 mo. USD LIBOR + .610%, FRN (a) 1.844% 11/26/37	$1,220,000	$928,663
GSR Mortgage Loan Trust, Series 2005-AR5, Class 2A3, VRN (b) 3.591% 10/25/35	124,870	112,571
HarborView Mortgage Loan Trust, Series 2006-2, Class 1A, VRN (b) 3.534% 2/25/36	78,672	65,568
MASTR Adjustable Rate Mortgages Trust, Series 2003-3, Class 3A4, VRN (b) 3.098% 9/25/33	411,075	418,580
Morgan Stanley Resecuritization Trust, Series 2015-R3, Class 7A2, 12 mo. MTA + .770%, FRN (a) 1.157% 4/26/47	300,000	267,879
Morgan Stanley Resecuritization Trust, Series 2015-R6, Class 1B, 1 mo. USD LIBOR + .260%, FRN (a) 1.494% 7/26/45	1,420,663	656,848
New Residential Mortgage Loan Trust, Series 2017-3A, Class A1, VRN (a) (b) 4.000% 4/25/57	970,163	1,007,960
New Residential Mortgage Loan Trust, Series 2017-4A, Class A1, VRN (a) (b) 4.000% 5/25/57	1,012,492	1,054,235
Prime Mortgage Trust, Series 2006-DR1, Class 1A1 (a) 5.500% 5/25/35	69,445	69,936
Prime Mortgage Trust, Series 2006-DR1, Class 1A2 (a) 6.000% 5/25/35	18,140	18,301
Prime Mortgage Trust, Series 2006-DR1, Class 2A2 (a) 6.000% 5/25/35	905,527	890,462
RBSSP Resecuritization Trust, Series 2013-4, Class 1A2, 1 mo. USD LIBOR + 1.500%, FRN (a) 2.482% 12/26/37	1,947,169	1,216,725
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-7, Class 1A1, VRN (b) 3.485% 8/25/36	434,821	375,192
Structured Asset Mortgage Investments, Inc., Series 2005-AR7, Class 4A1, 12 mo. MTA + 2.150%, FRN 3.039% 3/25/46	436,906	424,707

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Towd Point Mortgage Funding Vantage PLC, Series 2016-V1A, Class A1 GBP (a) (f) 1.482% 2/20/54	$416,757	$562,922
Washington Mutual Mortgage Pass-Through Certificates, Series 2005-AR15, Class A1A1, 1 mo. USD LIBOR + .260%, FRN 1.497% 11/25/45	151,313	148,737
Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR14, Class 2A3, VRN (b) 2.783% 11/25/36	739,658	714,130
Washington Mutual Mortgage Pass-Through Certificates Series 2006-AR3 Trust, Series 2006-AR3, Class A1B, 12 mo. MTA + 1.000%, FRN 1.889% 2/25/46	1,327,062	1,201,204

		17,123,383

WL Collateral PAC — 0.0%
Alternative Loan Trust, Series 2006-18CB, Class A6, 1 mo. USD LIBOR + 28.600%, FRN 23.651% 7/25/36	83,857	120,912

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $58,132,598)		59,718,998

SOVEREIGN DEBT OBLIGATIONS — 6.0%
Argentina POM Politica Monetaria, FRN ARS (f) 26.250% 6/21/20	440,000	27,053
Argentine Bonos del Tesoro ARS (f) 18.200% 10/03/21	12,970,000	776,652
Argentine Republic Government International Bond 5.625% 1/26/22	770,000	808,500
Argentine Republic Government International Bond 6.875% 4/22/21	220,000	239,800
Argentine Republic Government International Bond 7.125% 7/06/36	220,000	231,000
Argentine Republic Government International Bond 7.500% 4/22/26	610,000	685,640
Brazil Government International Bond 5.000% 1/27/45	200,000	186,140
Brazil Government International Bond 5.625% 1/07/41	1,050,000	1,057,875

	Principal Amount	Value
Brazil Notas do Tesouro Nacional Serie F BRL (f) 10.000% 1/01/21	$6,558,000	$2,148,363
Brazil Notas do Tesouro Nacional Serie F BRL (f) 10.000% 1/01/23	13,781,000	4,489,623
Colombia Government International Bond 5.625% 2/26/44	520,000	581,360
Indonesia Government International Bond (a) 3.750% 4/25/22	430,000	446,184
Indonesia Government International Bond (a) 5.125% 1/15/45	200,000	220,986
Indonesia Government International Bond (c) 5.125% 1/15/45	760,000	839,746
Kuwait International Government Bond (a) 3.500% 3/20/27	530,000	545,105
Mexican Bonos MXN (f) 6.500% 6/09/22	92,558,000	5,038,896
Mexican Bonos MXN (f) 7.750% 11/13/42	26,885,600	1,564,045
Mexican Bonos MXN (f) 8.000% 11/07/47	18,820,000	1,127,670
Mexican Bonos MXN (f) 8.500% 11/18/38	30,070,000	1,880,688
Mexico Government International Bond 4.750% 3/08/44	1,220,000	1,257,210
Peruvian Government International Bond 5.625% 11/18/50	250,000	315,625
Peruvian Government International Bond 6.550% 3/14/37	430,000	578,350
Provincia de Buenos Aires (a) 6.500% 2/15/23	170,000	179,207
Provincia de Buenos Aires (a) 7.875% 6/15/27	160,000	173,408
Republic of Poland Government International Bond 4.000% 1/22/24	490,000	527,260
Russian Federal Bond — OFZ RUB (f) 7.000% 8/16/23	27,320,000	463,757
Russian Federal Bond — OFZ RUB (f) 7.050% 1/19/28	211,836,000	3,572,557
Russian Federal Bond — OFZ RUB (f) 7.750% 9/16/26	8,260,000	145,943

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Russian Federal Bond — OFZ RUB (f) 8.150% 2/03/27	$36,350,000	$661,525

		30,770,168

TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $30,388,225)		30,770,168

U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES — 27.0%
Collateralized Mortgage Obligations — 1.3%
Federal Home Loan Mortgage Corp. Series 3422, Class AI STEP 0.250% 1/15/38	26,876	188
Series 4092, Class AI 3.000% 9/15/31	890,336	85,285
Series 334, Class S7 1 mo. LIBOR + 6.100%, FRN 4.866% 8/15/44	294,886	61,102
Series 3621, Class SB 1 mo. LIBOR + 6.230%, FRN 4.996% 1/15/40	62,883	11,313
Series 4203, Class PS 1 mo. LIBOR + 6.250%, FRN 5.016% 9/15/42	323,034	52,314
Series 3973, Class SA 1 mo. LIBOR + 6.490%, FRN 5.256% 12/15/41	396,210	79,637
Series R007, Class ZA 6.000% 5/15/36	173,678	196,725
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series K007, Class X1 VRN 1.219% 4/25/20 (b)	335,708	7,276
Series K712, Class X1 VRN 1.452% 11/25/19 (b)	909,166	18,195
Series K015, Class X1 VRN 1.767% 7/25/21 (b)	366,560	18,765
Federal Home Loan Mortgage Corp. Strips Series 353, Class S1 1 mo. LIBOR + 6.000%, FRN 4.766% 12/15/46	562,634	119,003
Federal National Mortgage Association Series 2005-88, Class IP 1.221% 10/25/35	79,010	5,436
Series 2006-88, Class IP 1.393% 4/25/36	110,980	6,445
Series 2006-118, Class IP2 1.454% 12/25/36	146,105	8,833
Series 2006-59, Class IP 1.976% 7/25/36	184,007	14,832

	Principal Amount	Value
Series 2006-118, Class IP1 1.987% 12/25/36	$215,641	$17,206
Series 409, Class C2 3.000% 4/25/27	209,084	18,820
Series 2013-1, Class YI 3.000% 2/25/33	1,912,793	254,232
Series 409, Class C13 3.500% 11/25/41	205,699	37,240
Series 409, Class C18 4.000% 4/25/42	223,697	45,800
Series 409, Class C22 4.500% 11/25/39	132,824	25,949
Series 2013-124, Class SB 1 mo. LIBOR + 5.950%, FRN 4.713% 12/25/43	669,458	137,057
Series 2016-61, Class BS 1 mo. LIBOR + 6.100%, FRN 4.863% 9/25/46	235,476	39,720
Series 2016-60, Class QS 1 mo. LIBOR + 6.100%, FRN 4.863% 9/25/46	488,802	83,217
Series 2012-134, Class SK 1 mo. LIBOR + 6.150%, FRN 4.913% 12/25/42	411,699	81,308
Series 2012-133, Class CS 1 mo. LIBOR + 6.150%, FRN 4.913% 12/25/42	218,304	42,030
Series 2013-54, Class BS 1 mo. LIBOR + 6.150%, FRN 4.913% 6/25/43	541,916	115,782
Series 2012-35, Class SC 1 mo. LIBOR + 6.500%, FRN 5.263% 4/25/42	189,775	38,820
Series 2011-87, Class SG 1 mo. LIBOR + 6.550%, FRN 5.313% 4/25/40	379,862	53,158
Series 2011-96, Class SA 1 mo. LIBOR + 6.550%, FRN 5.313% 10/25/41	401,023	71,147
Series 2012-74, Class SA 1 mo. LIBOR + 6.650%, FRN 5.413% 3/25/42	106,381	17,491
Series 2011-59, Class NZ 5.500% 7/25/41	704,559	784,435
Series 2013-9, Class CB 5.500% 4/25/42	650,100	722,605
Series 2012-46, Class BA 6.000% 5/25/42	179,328	203,618
Series 2012-28, Class B 6.500% 6/25/39	54,654	59,523
Series 2013-9, Class BC 6.500% 7/25/42	194,022	222,549

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Series 2012-51, Class B 7.000% 5/25/42	$150,021	$169,231
Federal National Mortgage Association ACES Series 2014-M4, Class X2 VRN 0.366% 3/25/24 (b)	5,645,110	88,828
Series 2016-M7, Class A1 2.037% 9/25/26	238,015	233,745
Series 2015-M4, Class ABV2 2.369% 7/25/22	45,376	44,698
Series 2015-M13, Class A2 VRN 2.802% 6/25/25 (b)	90,000	90,018
Government National Mortgage Association Series 2012-144, Class IO VRN 0.467% 1/16/53 (b)	7,332,276	253,540
Series 2012-135, Class IO VRN 0.602% 1/16/53 (b)	5,946,659	220,623
Series 2014-186, Class IO VRN 0.781% 8/16/54 (b)	2,848,951	149,747
Series 2014-22, Class IA VRN 0.795% 11/20/42 (b)	63,799	2,291
Series 2017-H18, Class BI VRN 1.627% 9/20/67 (b) (e) (g)	5,000,000	515,625
Series 2010-H28, Class FE 1 mo. USD LIBOR + .400%, FRN 1.631% 12/20/60	210,703	210,128
Series 2011-H08, Class FG 1 mo. USD LIBOR + .480%, FRN 1.711% 3/20/61	194,666	194,425
Series 2011-H09, Class AF 1 mo. USD LIBOR + .500%, FRN 1.731% 3/20/61	135,762	135,671
Series 2012-66, Class CI 3.500% 2/20/38	207,204	17,903
Series 2013-53, Class OI 3.500% 4/20/43	1,336,366	207,874
Series 2014-176, Class IA 4.000% 11/20/44	151,618	24,613
Series 2015-167, Class OI 4.000% 4/16/45	150,976	34,114
Series 2014-117, Class SJ 1 mo. LIBOR + 5.600%, FRN 4.364% 8/20/44	110,206	16,569
Series 2016-84, Class IG 4.500% 11/16/45	709,950	135,707
Series 2016-135, Class SB 1 mo. LIBOR + 6.100%, FRN 4.866% 10/16/46	180,489	43,162
Series 2016-21, Class ST 1 mo. LIBOR + 6.150%, FRN 4.914% 2/20/46	160,808	33,210

	Principal Amount	Value
Series 2010-31, Class GS 1 mo. LIBOR + 6.500%, FRN 5.264% 3/20/39	$21,320	$1,421
Series 2010-85, Class HS 1 mo. LIBOR + 6.650%, FRN 5.414% 1/20/40	75,048	9,179

		6,589,378

Pass-Through Securities — 24.3%
Federal Home Loan Mortgage Corp. Pool #U90245 3.500% 10/01/42	137,307	142,069
Pool #U99045 3.500% 3/01/43	625,496	647,193
Pool #U99114 3.500% 2/01/44	75,629	78,252
Pool #U99124 3.500% 3/01/45	675,902	699,347
Pool #G14492 4.000% 10/01/25	402,747	422,569
Pool #U90316 4.000% 10/01/42	62,013	65,707
Pool #U91254 4.000% 4/01/43	147,466	156,250
Pool #Q19135 4.000% 6/01/43	69,260	73,948
Pool #Q19236 4.000% 6/01/43	57,686	61,718
Pool #U99054 4.000% 6/01/43	1,619,549	1,716,026
Pool #Q19615 4.000% 7/01/43	65,603	70,044
Pool #Q19985 4.000% 7/01/43	1,864,011	1,990,778
Pool #U95137 4.000% 8/01/43	76,737	81,380
Pool #C09071 4.000% 2/01/45	1,053,369	1,109,205
Pool #Q40459 4.000% 3/01/46	1,594,103	1,680,346
Pool #G08771 4.000% 7/01/47	3,838,973	4,051,166
Pool #V83342 4.000% 8/01/47	394,498	416,304
Pool #U99076 4.500% 12/01/43	521,656	565,691
Pool #U92272 4.500% 12/01/43	73,265	79,450
Pool #U99084 4.500% 2/01/44	459,611	498,408
Pool #U99091 4.500% 3/01/44	158,755	172,354

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #G06496 5.000% 6/01/41	$108,523	$118,901
Pool #G06875 5.500% 12/01/38	14,161	15,821
Pool #G06669 6.500% 9/01/39	27,756	32,018
Pool #G07509 6.500% 9/01/39	26,617	30,554
Pool #G07335 7.000% 3/01/39	65,766	74,929
Federal Home Loan Mortgage Corp. TBA Pool #3375 3.000% 9/01/44 (h)	9,500,000	9,530,429
Pool # 3376 3.500% 10/01/44 (h)	5,900,000	6,083,453
Pool #1513 4.000% 1/01/44 (h)	3,100,000	3,263,719
Federal National Mortgage Association Pool #AP9633 2.500% 10/01/42	126,886	123,853
Pool #AM8674 2.810% 4/01/25	50,000	50,429
Pool #AN5723 2.940% 7/01/27	600,000	598,718
Pool #AQ7306 3.000% 1/01/43	70,676	70,743
Pool #AR1202 3.000% 1/01/43	67,307	67,370
Pool #AS8359 3.000% 11/01/46	1,038,460	1,042,354
Pool #BE0072 3.000% 11/01/46	1,633,741	1,642,931
Pool #MA1177 3.500% 9/01/42	64,231	66,444
Pool #MA1213 3.500% 10/01/42	393,565	407,124
Pool #AS6340 3.500% 12/01/45	262,024	271,584
Pool #AS6328 3.500% 12/01/45	1,726,040	1,782,271
Pool #AS6541 3.500% 1/01/46	263,670	273,702
Pool #AS6562 3.500% 1/01/46	262,709	272,294
Pool #BF0145 3.500% 3/01/57	3,236,661	3,338,566
Pool #AK8441 4.000% 4/01/42	55,238	58,542
Pool #AO2711 4.000% 5/01/42	57,226	60,648
Pool #AO6086 4.000% 6/01/42	52,241	55,365

	Principal Amount	Value
Pool #AP0692 4.000% 7/01/42	$49,122	$52,059
Pool #AP5333 4.000% 7/01/42	167,685	177,975
Pool #AP2530 4.000% 8/01/42	46,185	48,947
Pool #AP2958 4.000% 8/01/42	37,482	39,723
Pool #AP4903 4.000% 9/01/42	54,880	58,127
Pool #AP7399 4.000% 9/01/42	114,426	121,197
Pool #AP9766 4.000% 10/01/42	255,153	270,333
Pool #MA1217 4.000% 10/01/42	316,303	335,120
Pool #AP9229 4.000% 10/01/42	55,257	58,528
Pool #MA1253 4.000% 11/01/42	190,862	202,217
Pool #AQ3599 4.000% 11/01/42	39,844	42,202
Pool #AQ4555 4.000% 12/01/42	97,335	103,187
Pool #AQ7003 4.000% 12/01/42	100,110	106,034
Pool #AQ7082 4.000% 1/01/43	132,673	140,525
Pool #AL3508 4.000% 4/01/43	64,756	69,094
Pool #AQ4078 4.000% 6/01/43	61,726	65,861
Pool #AQ4080 4.000% 6/01/43	58,984	62,797
Pool #AT8394 4.000% 6/01/43	63,638	67,902
Pool #AB9683 4.000% 6/01/43	115,576	122,578
Pool #AT9637 4.000% 7/01/43	200,482	213,442
Pool #AT9653 4.000% 7/01/43	131,928	140,766
Pool #AT9657 4.000% 7/01/43	115,422	122,415
Pool #AS0070 4.000% 8/01/43	72,745	77,141
Pool #MA1547 4.000% 8/01/43	74,312	78,803
Pool #AS4347 4.000% 1/01/45	141,702	151,039
Pool #AS9453 4.000% 4/01/47	1,460,005	1,545,951

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #AS9588 4.000% 5/01/47	$392,894	$416,022
Pool #BH2623 4.000% 8/01/47	4,181,680	4,412,490
Pool #MA0706 4.500% 4/01/31	41,114	44,306
Pool #MA0734 4.500% 5/01/31	132,112	142,371
Pool #MA0776 4.500% 6/01/31	44,391	47,838
Pool #MA0913 4.500% 11/01/31	33,209	35,787
Pool #MA0939 4.500% 12/01/31	38,343	41,321
Pool #993117 4.500% 1/01/39	9,184	9,923
Pool #AA0856 4.500% 1/01/39	16,310	17,623
Pool #AA2450 4.500% 2/01/39	5,160	5,575
Pool #AA3495 4.500% 2/01/39	21,215	22,922
Pool #935520 4.500% 8/01/39	46,219	49,938
Pool #AD5481 4.500% 5/01/40	796,894	861,019
Pool #AD6914 4.500% 6/01/40	88,345	95,454
Pool #AD8685 4.500% 8/01/40	230,883	249,462
Pool #MA1591 4.500% 9/01/43	137,864	149,475
Pool #MA1629 4.500% 10/01/43	145,802	158,081
Pool #AL4341 4.500% 10/01/43	13,233	14,257
Pool #AU6423 4.500% 10/01/43	322,634	347,588
Pool #MA1664 4.500% 11/01/43	74,720	81,013
Pool #MA1711 4.500% 12/01/43	145,928	158,218
Pool #AL4741 4.500% 1/01/44	69,314	75,151
Pool #AW0318 4.500% 2/01/44	325,745	350,634
Pool #AL5562 4.500% 4/01/44	37,266	40,148
Pool #AL5540 4.500% 7/01/44	128,722	140,689
Pool #890604 4.500% 10/01/44	675,455	736,879

	Principal Amount	Value
Pool #AS4271 4.500% 1/01/45	$71,763	$78,816
Pool #AS8577 4.500% 12/01/46	2,196,949	2,360,004
Pool #BF0148 4.500% 4/01/56	4,313,970	4,665,154
Pool #915154 5.000% 4/01/37	89,529	98,670
Pool #974965 5.000% 4/01/38	255,688	280,998
Pool #983077 5.000% 5/01/38	71,945	79,067
Pool #310088 5.000% 6/01/38	70,012	76,942
Pool #AE2266 5.000% 3/01/40	124,163	136,453
Pool #937948 5.500% 6/01/37	9,061	10,134
Pool #995072 5.500% 8/01/38	35,222	39,493
Pool #BF0141 5.500% 9/01/56	1,044,671	1,172,970
Pool #481473 6.000% 2/01/29	76	84
Pool #867557 6.000% 2/01/36	2,546	2,857
Pool #AE0469 6.000% 12/01/39	259,157	294,152
Pool #AL4324 6.500% 5/01/40	173,276	199,625
Pool #AE0758 7.000% 2/01/39	98,082	111,300
Federal National Mortgage Association TBA Pool #1866 2.500% 5/01/29 (h)	700,000	704,047
Pool #7180 3.000% 5/01/29 (h)	500,000	513,789
Pool #7180 3.000% 5/01/29 (h)	7,000,000	7,184,843
Pool #9768 3.000% 5/01/44 (h)	9,000,000	9,028,125
Pool #17115 3.500% 7/01/44 (h)	13,600,000	14,019,688
Pool #29322 5.000% 5/01/37 (h)	2,300,000	2,509,516
Government National Mortgage Association Pool #487588 6.000% 4/15/29	2,713	3,043
Pool #595077 6.000% 10/15/32	496	568

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #596620 6.000% 10/15/32	$421	$465
Pool #604706 6.000% 10/15/33	70,962	81,189
Pool #636251 6.000% 3/15/35	6,828	7,906
Pool #782034 6.000% 1/15/36	76,199	88,797
Pool #658029 6.000% 7/15/36	32,691	37,372
Government National Mortgage Association I TBA Pool #5490 3.500% 5/01/42 (h)	700,000	727,727
Government National Mortgage Association II Pool #MA4321 3.500% 3/20/47	1,355,168	1,410,486
Pool #MA4587 4.000% 7/20/47	2,287,971	2,418,456
Pool #MA4653 4.000% 8/20/47	2,494,462	2,637,504
Pool #783298 4.500% 4/20/41	319,284	345,874
Pool #783368 4.500% 7/20/41	43,264	46,902
Pool #4747 5.000% 7/20/40	189,926	207,256
Government National Mortgage Association II TBA Pool #548 3.000% 3/01/45 (h)	2,200,000	2,230,766
Pool #1635 3.500% 3/01/45 (h)	4,600,000	4,782,203
Pool #6409 3.500% 3/01/45 (h)	3,800,000	3,945,024
Pool #1367 4.000% 10/01/44 (h)	5,200,000	5,475,438

		125,302,817

Whole Loans — 1.4%
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2017-DNA1, Class M2 1 mo. USD LIBOR + 3.250%, FRN 4.487% 7/25/29	3,130,000	3,267,957
Series 2015-HQ1, Class M3 1 mo. USD LIBOR + 3.800%, FRN 5.037% 3/25/25	1,170,000	1,259,818
Series 2017-DNA1, Class B1 1 mo. USD LIBOR + 4.950%, FRN 6.187% 7/25/29	1,450,000	1,511,575

	Principal Amount	Value
Series 2016-DNA1, Class M3 1 mo. USD LIBOR + 5.550%, FRN 6.787% 7/25/28	$880,000	$1,030,719

		7,070,069

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $139,246,873)		138,962,264

U.S. TREASURY OBLIGATIONS — 23.6%
U.S. Treasury Bonds & Notes — 23.6%
U.S. Treasury Bond 2.500% 2/15/46	2,760,000	2,567,447
U.S. Treasury Bond 3.000% 5/15/45	11,730,000	12,080,068
U.S. Treasury Bond 3.000% 2/15/47	10,200,000	10,491,657
U.S. Treasury Bond 3.750% 11/15/43	17,190,000	20,155,275
U.S. Treasury Inflation Index 0.375% 1/15/27	3,719,105	3,674,269
U.S. Treasury Inflation Index 0.625% 2/15/43	1,298,958	1,213,798
U.S. Treasury Inflation Index 0.750% 2/15/42	780,005	753,558
U.S. Treasury Inflation Index 0.750% 2/15/45	696,492	664,263
U.S. Treasury Inflation Index 0.875% 2/15/47	1,987,597	1,958,710
U.S. Treasury Inflation Index 1.375% 2/15/44	2,940,952	3,244,727
U.S. Treasury Inflation Index 2.125% 2/15/40	385,070	484,553
U.S. Treasury Note 0.875% 5/31/18	4,000,000	3,989,844
U.S. Treasury Note 1.000% 11/30/18	6,000,000	5,973,281
U.S. Treasury Note 1.125% 9/30/21	140,000	136,314
U.S. Treasury Note 1.250% 12/31/18	10,000,000	9,982,617
U.S. Treasury Note 1.375% 10/31/20	20,000	19,834
U.S. Treasury Note 1.375% 1/31/21	13,120,000	12,982,138
U.S. Treasury Note 1.375% 4/30/21	3,420,000	3,376,448
U.S. Treasury Note 1.500% 12/31/18	250,000	250,269
U.S. Treasury Note 1.500% 2/28/23	6,630,000	6,460,883
U.S. Treasury Note 1.625% 7/31/19	270,000	270,775

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
U.S. Treasury Note 1.625% 4/30/23	$1,510,000	$1,478,797
U.S. Treasury Note 1.875% 3/31/22	20,000	19,992
U.S. Treasury Note 1.875% 4/30/22	850,000	849,203
U.S. Treasury Note 2.000% 5/31/24	4,250,000	4,214,473
U.S. Treasury Note 2.000% 2/15/25	940,000	927,185
U.S. Treasury Note 2.125% 3/31/24	9,760,000	9,761,525
U.S. Treasury Note 2.250% 11/15/25	2,640,000	2,640,000
U.S. Treasury Note 2.250% 8/15/27	540,000	536,372
U.S. Treasury Note 2.625% 11/15/20	10,000	10,293

		121,168,568

TOTAL U.S. TREASURY OBLIGATIONS (Cost $121,218,719)		121,168,568

TOTAL BONDS & NOTES (Cost $496,220,493)		502,743,194

TOTAL PURCHASED OPTIONS (#) — 0.1% (Cost $562,727)		347,151

TOTAL LONG-TERM INVESTMENTS (Cost $496,908,827)		503,219,522

SHORT-TERM INVESTMENTS — 14.4%
Discount Notes — 11.9%
Federal Home Loan Bank Discount Notes, 0.010%, due 11/14/17	1,500,000	1,498,209
Federal Home Loan Bank Discount Notes, 0.010%, due 11/28/17	20,000,000	19,968,340
Federal Home Loan Bank Discount Notes, 0.010%, due 2/01/18	40,000,000	39,849,520

		61,316,069

Repurchase Agreement — 2.4%
State Street Bank & Trust Co. Repurchase Agreement, dated 9/29/17, 0.050%, due 10/02/17 (i)	12,069,554	12,069,554

	Principal Amount	Value
Time Deposit — 0.1%
Euro Time Deposit 0.120% 10/02/17	$262,281	$262,281

TOTAL SHORT-TERM INVESTMENTS (Cost $73,647,071)		73,647,904

TOTAL INVESTMENTS — 112.3% (Cost $570,555,898) (j)		576,867,426

Other Assets/(Liabilities) — (12.3)%		(62,982,895)

NET ASSETS — 100.0%		$513,884,531

Abbreviation Legend

ABS	Asset-Backed Security
CLO	Collateralized Loan Obligation
CMO	Collateralized Mortgage Obligation
DIP	Debtor In Possession
FRN	Floating Rate Note
MBS	Mortgage-Backed Security
MTA	Monthly Treasury Average Index
PAC	Planned Amortization Class
STEP	Step Up Bond
TBA	To Be Announced
VRN	Variable Rate Note
WL	Whole Loans

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2017, these securities amounted to a value of $52,697,640 or 10.25% of net assets.
(b)	Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. The rates shown are the current interest rates at 9/30/17.
(c)	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At September 30, 2017, these securities amounted to a value of $1,252,333 or 0.24% of net assets.
(d)	Restricted security. Certain securities are restricted as to resale. At September 30, 2017, these securities amounted to a value of $688,076 or 0.13% of net assets. The Fund generally bears the costs, if any, associated with the disposition of restricted securities.
(e)	Investment was valued using significant unobservable inputs.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

Notes to Portfolio of Investments (Continued)

(f)	The principal amount of the security is in foreign currency. The market value is in U.S. dollars.
(g)	This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At September 30, 2017, these securities amounted to a value of $515,625 or 0.10% of net assets.
(h)	A portion of this security is purchased on a when-issued, delayed-delivery or forward commitment basis. (Note 2).
(i)	Maturity value of $12,069,604. Collateralized by U.S. Government Agency obligations with rates ranging from 1.500% – 2.125%, maturity dates ranging from 9/30/21 – 1/31/22, and an aggregate market value, including accrued interest, of $12,313,187.
(j)	See Note 6 for aggregate cost for federal tax purposes.

(#) The Fund had the following open Purchased Options contracts at September 30, 2017:

Purchased Options

	Units	Notional Amount	Expiration Date	Description	Premiums Purchased	Value	Unrealized Appreciation/ (Depreciation)
Call
	161	$322,000	10/27/17	U.S. Treasury Note 2 Year Future Call, Strike 108.75	$7,837	$161	$(7,676)

	164	164,000	10/27/17	U.S. Treasury Note 5 Year Future Call, Strike 117.50	60,850	49,969	(10,881)

	246	246,000	10/27/17	U.S. Treasury Note 5 Year Future Call, Strike 118.00	42,724	30,750	(11,974)

	816	816,000	10/27/17	U.S. Treasury Note 5 Year Future Call, Strike 119.00	52,469	19,125	(33,344)

	246	246,000	10/27/17	U.S. Treasury Note 10 Year Future Call, Strike 126.00	73,474	65,344	(8,130)

	781	781,000	10/27/17	U.S. Treasury Note 10 Year Future Call, Strike 127.00	205,757	73,219	(132,538)

	84	84,000	10/27/17	U.S. Treasury Bond Future Call, Strike 155.00	42,151	39,396	(2,755)

	164	164,000	10/27/17	U.S. Treasury Bond Future Call, Strike 158.00	46,420	17,937	(28,483)

					531,682	295,901	(235,781)

Put
	164	$164,000	10/27/17	U.S. Treasury Bond Future Put, Strike 150.00	$31,045	$51,250	$20,205

					$562,727	$347,151	$(215,576)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

The Fund had the following open Written Options contracts at September 30, 2017:

Written Options

	Units	Notional Amount	Expiration Date	Description	Premiums Received	Value	Unrealized Appreciation/ (Depreciation)
Call
	405	405,000	10/27/17	U.S. Treasury Note 5 Year Future Call, Strike 120.00	$21,419	$3,164	$18,255

	194	194,000	10/27/17	U.S. Treasury Note 10 Year Future Call, Strike 129.50	26,651	6,063	20,588

	398	398,000	11/24/17	U.S. Treasury Note 10 Year Future Call, Strike 127.00	172,831	93,281	79,550

	160	160,000	11/24/17	U.S. Treasury Note 10 Year Future Call, Strike 129.50	51,980	10,000	41,980

	814	814,000	11/24/17	U.S. Treasury Note 10 Year Future Call, Strike 130.00	157,594	38,156	119,438

	164	164,000	11/24/17	U.S. Treasury Bond Future Call, Strike 161.00	40,705	25,625	15,080

					471,180	176,289	294,891

Put
	405	405,000	10/27/17	U.S. Treasury Note 5 Year Future Put, Strike 117.25	$21,420	$79,102	$(57,682)

	246	246,000	11/24/17	U.S. Treasury Note 5 Year Future Put, Strike 117.00	41,838	55,735	(13,897)

	401	401,000	11/24/17	U.S. Treasury Note 10 Year Future Put, Strike 123.00	48,822	43,859	4,963

	164	164,000	11/24/17	U.S. Treasury Bond Future Put, Strike 147.00	25,330	38,438	(13,108)

					137,410	217,134	(79,724)

					$608,590	$393,423	$215,167

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

The Fund had the following open Forward contracts at September 30, 2017:

Forward Contracts

		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
Contracts to Buy
TWD	103,310,000	Bank of America N.A	10/19/17	$3,448,264	$(38,788)

CAD	5,354,670	Barclays Bank PLC	10/19/17	4,164,773	127,219
EUR	1,298,641	Barclays Bank PLC	10/19/17	1,496,201	39,977
GBP	832,464	Barclays Bank PLC	10/19/17	1,079,997	36,092
INR	165,360,000	Barclays Bank PLC	10/18/17	2,520,655	6,426
MXN	39,378,320	Barclays Bank PLC	10/19/17	2,209,410	(52,708)

				11,471,036	157,006

BRL	15,548,900	Citibank N.A.	10/19/17	4,637,310	260,925
IDR	31,676,380,000	Citibank N.A.	10/19/17	2,336,016	12,535
IDR	20,021,260,000	Citibank N.A.	10/30/17	1,490,764	(7,708)

				8,464,090	265,752

				$23,383,390	$383,970

Contracts to Deliver
GBP	1,311,234	Bank of America N.A	10/19/17	$1,729,958	$(28,021)

CNY	40,663,913	Barclays Bank PLC	10/19/17	5,936,338	(181,998)
EUR	750,000	Barclays Bank PLC	10/19/17	884,246	(2,938)

				6,820,584	(184,936)

CNH	5,420,000	Citibank N.A.	10/19/17	789,685	(25,631)
EUR	2,680,000	Citibank N.A.	10/19/17	3,200,203	29,997
JPY	582,746,225	Citibank N.A.	10/19/17	5,201,689	19,106
PHP	257,796,000	Citibank N.A.	10/19/17	5,020,859	(49,505)
TWD	103,310,000	Citibank N.A.	10/19/17	3,378,352	(31,124)

				17,590,788	(57,157)

				$26,141,330	$(270,114)

The Fund had the following open Futures contracts at September 30, 2017:

Futures

	Expiration Date	Number of Contracts	Notional Amount	Value/ Net Unrealized Appreciation/ (Depreciation)
Futures Contracts — Long
Euro-BTP	12/07/17	46	$ 7,366,472	$(29,045)
U.S. Treasury Note 10 Year	12/19/17	691	87,351,005	(760,067)
U.S. Treasury Ultra Long Bond	12/19/17	127	21,259,788	(288,913)
U.S. Treasury Note 5 Year	12/29/17	717	84,804,066	(556,566)
90 Day Eurodollar	12/17/18	49	11,992,297	29,241

				$(1,605,350)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Expiration Date	Number of Contracts	Notional Amount	Value/ Net Unrealized Appreciation/ (Depreciation)
Futures Contracts — Short
Euro Bund	12/07/17	277	$ (53,101,383)	$388,898
Japanese Government Bond 10 Year	12/13/17	6	(8,067,498)	50,613
90 Day Eurodollar	12/18/17	549	(135,280,196)	61,496
Euro FX	12/18/17	5	(748,491)	6,960
U.S. Treasury Long Bond	12/19/17	28	(4,318,231)	39,481
U.S. Treasury Ultra 10 Year	12/19/17	78	(10,602,565)	124,971
U.S. Treasury Note 2 Year	12/29/17	13	(2,811,631)	7,490
90 Day Eurodollar	12/16/19	134	(32,688,602)	(122,973)

				$556,936

The Fund had the following open Swap agreements at September 30, 2017:

Swaps

Counterparty	Currency	Notional Amount	Expiration Date	Payment Frequency	Receive (Pay) Fixed Rate	Deliverable on Default	Unrealized Appreciation (Depreciation)	Premium (Received) Paid	Value
Credit Default Swaps — Buy Protection
Centrally Cleared Swaps
	USD	4,740,000	12/20/22	Quarterly	(5.000%)	CDX.NA.HY.29†	$(18,053)	$(353,148)	$(371,201)

Credit Default Swaps — Sell Protection††
Centrally Cleared Swaps
	USD	14,980,000	12/20/22	Quarterly	1.000%	CDX.NA.IG.29† (Ratings: BBB+)*	(625)	328,040	327,415

Counterparty	Currency	Notional Amount	Expiration Date	Payment Frequency	Payments Made by Fund	Payments Received by Fund	Unrealized Appreciation (Depreciation)	Premium Received (Paid)	Value
Interest Rate Swaps
Centrally Cleared Swaps
	EUR	2,389,800	8/23/47	Annually/Semi-Annually	Fixed 1.498%	6-Month EURIBOR	71,172	2,439	73,611
	USD	5,030,000	6/13/21	Quarterly/Semi-Annually	3-Month USD-LIBOR-BBA	Fixed 1.185%	(131,101)	-	(131,101)
	USD	10,400,000	8/31/22	Semi-Annually/Quarterly	Fixed 1.897%	3-Month USD-LIBOR-BBA	53,991	-	53,991
	USD	16,244,000	11/30/22	Semi-Annually/Quarterly	Fixed 1.900%	3-Month USD-LIBOR-BBA	102,903	-	102,903
	USD	12,160,000	5/15/23	Semi-Annually/Quarterly	Fixed 1.266%	3-Month USD-LIBOR-BBA	510,875	4,729	515,604
	USD	5,020,000	6/13/26	Semi-Annually/Quarterly	Fixed 1.580%	3-Month USD-LIBOR-BBA	267,560	709	268,269
	USD	11,912,000	11/15/43	Semi-Annually/Quarterly	Fixed 2.474%	3-Month USD-LIBOR-BBA	469	206,112	206,581

							875,869	213,989	1,089,858

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

Collateral for swap agreements held by Goldman Sachs International amounted to $817,545 in cash at September 30, 2017.

*	Rating is determined by Western Asset Management Company and represents a weighted average of the ratings of all securities included in the underlying index for the credit default swap. Ratings used in the weighted average are from Moody’s Investors Service, Inc., S&P Global Ratings, or Fitch Ratings, whichever is the highest for each constituent. All ratings are as of the report date and do not reflect subsequent changes.
†	Payment is based on a percentage of the index. Reference entities are a number of individual issuers comprising the index.
††	For each credit derivative with sold protection, the credit ratings of the entities referenced, as rated by any rating organization, are included in the equivalent S&P Global Ratings or Western Asset Management Company’s rating category, as applicable. The reference entity rating represents the likelihood of a potential payment by the Fund if the referenced entity experiences a credit event as of period end. Notional amounts represent the maximum potential amount of future payments (undiscounted) the Fund could be required to make under the credit derivatives with sold protecton.

Currency Legend

ARS	Argentinean Peso
BRL	Brazilian Real
CAD	Canadian Dollar
CNY	Chinese Yuan Renminbi
CNH	Offshore Chinese Yuan
EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
MXN	Mexican Peso
PHP	Philippine Peso
RUB	Russian Ruble
TWD	Taiwan Dollar
USD	U.S. Dollar

The accompanying notes are an integral part of the financial statements.

MassMutual Select Diversified Value Fund – Portfolio of Investments

September 30, 2017

	Number of Shares	Value
EQUITIES — 98.5%

COMMON STOCK — 98.3%
Basic Materials — 3.7%
Chemicals — 3.2%
Ashland Global Holdings, Inc.	800	$52,312
Celanese Corp. Series A	2,500	260,675
CF Industries Holdings, Inc.	47,000	1,652,520
DowDuPont, Inc.	51,559	3,569,429
Eastman Chemical Co.	2,600	235,274
Huntsman Corp.	4,100	112,422
LyondellBasell Industries NV Class A	8,700	861,735
PPG Industries, Inc.	3,100	336,846
RPM International, Inc.	2,100	107,814
Westlake Chemical Corp.	2,300	191,107

		7,380,134

Forest Products & Paper — 0.2%
International Paper Co.	7,400	420,468

Iron & Steel — 0.2%
Nucor Corp.	5,700	319,428
Reliance Steel & Aluminum Co.	1,000	76,170
Steel Dynamics, Inc.	4,400	151,668

		547,266

Mining — 0.1%
Newmont Mining Corp.	6,300	236,313

		8,584,181

Communications — 9.3%
Advertising — 0.1%
Omnicom Group, Inc.	4,300	318,501

Internet — 0.1%
CDW Corp.	2,800	184,800

Media — 5.1%
CBS Corp. Class B	6,600	382,800
Comcast Corp. Class A	83,318	3,206,077
News Corp. Class A	6,800	90,168
Scripps Networks Interactive, Inc. Class A	1,500	128,835
Time Warner, Inc.	22,000	2,253,900
Twenty-First Century Fox, Inc. Class A	18,800	495,944
Twenty-First Century Fox, Inc. Class B	103,100	2,658,949
The Walt Disney Co.	28,100	2,769,817

		11,986,490

Telecommunications — 4.0%
ARRIS International PLC (a)	500	14,245
Cisco Systems, Inc.	152,424	5,126,019
Juniper Networks, Inc.	6,800	189,244

	Number of Shares	Value
Motorola Solutions, Inc.	3,000	$254,610
Verizon Communications, Inc.	74,364	3,680,274

		9,264,392

		21,754,183

Consumer, Cyclical — 8.4%
Airlines — 0.7%
Alaska Air Group, Inc.	480	36,610
American Airlines Group, Inc.	8,900	422,661
Delta Air Lines, Inc.	13,200	636,504
Southwest Airlines Co.	10,800	604,584

		1,700,359

Apparel — 0.1%
Hanesbrands, Inc.	4,400	108,416
Michael Kors Holdings Ltd. (a)	1,800	86,130
Ralph Lauren Corp.	700	61,803
VF Corp.	1,100	69,927

		326,276

Auto Manufacturers — 0.9%
Ford Motor Co.	46,700	558,999
General Motors Co.	27,100	1,094,298
PACCAR, Inc.	6,200	448,508

		2,101,805

Auto Parts & Equipment — 0.5%
BorgWarner, Inc.	3,800	194,674
Delphi Automotive PLC	4,900	482,160
The Goodyear Tire & Rubber Co.	4,600	152,950
Lear Corp.	1,200	207,696

		1,037,480

Entertainment — 0.0%
The Madison Square Garden Co. Class A (a)	400	85,640

Home Builders — 0.2%
NVR, Inc. (a)	60	171,300
PulteGroup, Inc.	5,600	153,048
Thor Industries, Inc.	900	113,319
Toll Brothers, Inc.	3,100	128,557

		566,224

Home Furnishing — 0.1%
Leggett & Platt, Inc.	2,100	100,233
Whirlpool Corp.	1,100	202,884

		303,117

Leisure Time — 0.6%
Brunswick Corp.	1,500	83,955
Carnival Corp.	9,700	626,329
Norwegian Cruise Line Holdings Ltd. (a)	4,200	227,010
Royal Caribbean Cruises Ltd.	4,000	474,160

		1,411,454

The accompanying notes are an integral part of the financial statements.

MassMutual Select Diversified Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Lodging — 0.7%
Hyatt Hotels Corp. Class A (a)	700	$43,253
Las Vegas Sands Corp.	19,600	1,257,536
Wyndham Worldwide Corp.	1,900	200,279

		1,501,068

Retail — 4.4%
AutoNation, Inc. (a)	1,200	56,952
Best Buy Co., Inc.	5,100	290,496
CarMax, Inc. (a)	3,400	257,754
CVS Health Corp.	12,200	992,104
Dollar General Corp.	3,300	267,465
Lowe’s Cos., Inc.	10,000	799,400
PVH Corp.	1,400	176,484
Wal-Mart Stores, Inc.	74,100	5,790,174
Walgreens Boots Alliance, Inc.	19,400	1,498,068
Williams-Sonoma, Inc.	1,600	79,776

		10,208,673

Textiles — 0.2%
Mohawk Industries, Inc. (a)	1,400	346,514

		19,588,610

Consumer, Non-cyclical — 16.8%
Agriculture — 0.3%
Archer-Daniels-Midland Co.	10,200	433,602
Bunge Ltd.	2,300	159,758

		593,360

Beverages — 1.0%
Diageo PLC	8,842	290,676
Dr. Pepper Snapple Group, Inc.	2,200	194,634
PepsiCo, Inc.	15,880	1,769,508

		2,254,818

Biotechnology — 2.5%
Amgen, Inc.	12,600	2,349,270
Biogen, Inc. (a)	3,900	1,221,168
Gilead Sciences, Inc.	26,760	2,168,095

		5,738,533

Commercial Services — 0.4%
AMERCO	300	112,470
H&R Block, Inc.	3,700	97,976
ManpowerGroup, Inc.	1,200	141,384
Quanta Services, Inc. (a)	2,700	100,899
Robert Half International, Inc.	2,300	115,782
United Rentals, Inc. (a)	1,600	221,984
The Western Union Co.	8,100	155,520

		946,015

Foods — 0.7%
Ingredion, Inc.	900	108,576
Pilgrim’s Pride Corp. (a)	4,500	127,845
Tyson Foods, Inc. Class A	19,700	1,387,865

		1,624,286

	Number of Shares	Value
Health Care – Products — 0.9%
Becton, Dickinson & Co.	11,046	$2,164,464

Health Care – Services — 2.9%
Aetna, Inc.	5,900	938,159
Anthem, Inc.	20,000	3,797,600
Cigna Corp.	4,600	859,924
DaVita, Inc. (a)	3,600	213,804
HCA Healthcare, Inc. (a)	6,600	525,294
Laboratory Corp. of America Holdings (a)	1,900	286,843
Quest Diagnostics, Inc.	2,400	224,736

		6,846,360

Household Products & Wares — 0.2%
Kimberly-Clark Corp.	4,300	506,024

Pharmaceuticals — 7.9%
AbbVie, Inc.	28,700	2,550,282
Bristol-Myers Squibb Co.	4,700	299,578
Cardinal Health, Inc.	900	60,228
Herbalife Ltd. (a)	1,700	115,311
Johnson & Johnson	63,000	8,190,630
McKesson Corp.	2,500	384,025
Merck & Co., Inc.	49,100	3,143,873
Perrigo Co. PLC	1,700	143,905
Pfizer, Inc.	96,200	3,434,340

		18,322,172

		38,996,032

Energy — 6.6%
Oil & Gas — 6.6%
Chevron Corp.	33,900	3,983,250
ConocoPhillips	22,200	1,111,110
Hess Corp.	46,864	2,197,453
HollyFrontier Corp.	3,100	111,507
Marathon Petroleum Corp.	9,500	532,760
Occidental Petroleum Corp.	29,900	1,919,879
Phillips 66	9,300	851,973
Total SA	75,119	4,040,154
Valero Energy Corp.	8,000	615,440

		15,363,526

Financial — 29.0%
Banks — 17.6%
Bank of America Corp.	39,320	996,369
The Bank of New York Mellon Corp.	18,600	986,172
BB&T Corp.	9,600	450,624
BOK Financial Corp.	1,100	97,988
Capital One Financial Corp.	8,700	736,542
Citigroup, Inc.	49,300	3,586,082
Citizens Financial Group, Inc.	9,100	344,617
Comerica, Inc.	2,700	205,902
Commerce Bancshares, Inc.	1,805	104,275
East West Bancorp, Inc.	2,400	143,472

The accompanying notes are an integral part of the financial statements.

MassMutual Select Diversified Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Fifth Third Bancorp	54,635	$1,528,687
The Goldman Sachs Group, Inc.	7,100	1,684,049
JP Morgan Chase & Co.	98,699	9,426,741
M&T Bank Corp.	2,800	450,912
Morgan Stanley	105,700	5,091,569
Northern Trust Corp.	3,700	340,141
PacWest Bancorp	2,100	106,071
The PNC Financial Services Group, Inc.	8,700	1,172,499
Prosperity Bancshares, Inc.	1,200	78,876
Regions Financial Corp.	21,600	328,968
State Street Corp.	34,737	3,318,773
SunTrust Banks, Inc.	8,700	519,999
Synovus Financial Corp.	2,200	101,332
US Bancorp	30,300	1,623,777
Wells Fargo & Co.	130,298	7,185,935
Western Alliance Bancorp (a)	1,300	69,004
Zions Bancorp	3,700	174,566

		40,853,942

Diversified Financial Services — 3.8%
Ally Financial, Inc.	8,300	201,358
American Express Co.	16,100	1,456,406
Ameriprise Financial, Inc.	16,775	2,491,255
BlackRock, Inc.	3,100	1,385,979
CIT Group, Inc.	1,600	78,480
Credit Acceptance Corp. (a)	300	84,051
Discover Financial Services	7,300	470,704
E*TRADE Financial Corp. (a)	4,900	213,689
FNF Group	4,300	204,078
Franklin Resources, Inc.	10,100	449,551
Invesco Ltd.	7,300	255,792
Lazard Ltd. Class A	1,600	72,352
Nasdaq, Inc.	2,500	193,925
Raymond James Financial, Inc.	2,400	202,392
Santander Consumer USA Holdings, Inc. (a)	6,200	95,294
Synchrony Financial	14,525	451,001
T. Rowe Price Group, Inc.	4,400	398,860

		8,705,167

Insurance — 7.1%
Aflac, Inc.	7,200	586,008
Alleghany Corp. (a)	300	166,203
The Allstate Corp.	7,000	643,370
American Financial Group, Inc.	3,100	320,695
American International Group, Inc.	22,400	1,375,136
Assurant, Inc.	1,000	95,520
Assured Guaranty Ltd.	2,100	79,275
Axis Capital Holdings Ltd.	1,500	85,965
Brighthouse Financial, Inc. (a)	8,100	492,480
Chubb Ltd.	5,500	784,025
Cincinnati Financial Corp.	2,600	199,082
Everest Re Group Ltd.	700	159,873

	Number of Shares	Value
The Hartford Financial Services Group, Inc.	6,600	$365,838
Lincoln National Corp.	3,900	286,572
Loews Corp.	61,600	2,948,176
Markel Corp. (a)	300	320,394
MetLife, Inc.	62,363	3,239,758
Old Republic International Corp.	4,800	94,512
Principal Financial Group, Inc.	5,200	334,568
Prudential Financial, Inc.	7,700	818,664
Reinsurance Group of America, Inc.	1,200	167,436
RenaissanceRe Holdings Ltd.	700	94,598
Torchmark Corp.	5,300	424,477
The Travelers Cos., Inc.	11,900	1,457,988
Unum Group	4,200	214,746
Voya Financial, Inc.	3,500	139,615
W.R. Berkley Corp.	2,200	146,828
Willis Towers Watson PLC	1,600	246,768
XL Group Ltd.	4,800	189,360

		16,477,930

Real Estate — 0.0%
Jones Lang LaSalle, Inc.	800	98,800

Real Estate Investment Trusts (REITS) — 0.5%
Equity Residential	17,800	1,173,554

Savings & Loans — 0.0%
Investors Bancorp, Inc.	5,300	72,292

		67,381,685

Industrial — 9.7%
Aerospace & Defense — 3.5%
The Boeing Co.	8,546	2,172,479
General Dynamics Corp.	5,700	1,171,806
Harris Corp.	19,768	2,603,050
L3 Technologies, Inc.	1,400	263,802
Spirit AeroSystems Holdings, Inc. Class A	2,200	170,984
United Technologies Corp.	14,300	1,659,944

		8,042,065

Building Materials — 1.2%
Johnson Controls International PLC	65,060	2,621,267
Owens Corning	2,100	162,435
USG Corp. (a)	2,500	81,625

		2,865,327

Electrical Components & Equipment — 0.5%
Emerson Electric Co.	19,370	1,217,211
Hubbell, Inc.	700	81,214

		1,298,425

Electronics — 1.3%
Arrow Electronics, Inc. (a)	1,500	120,615
Corning, Inc.	22,000	658,240
Garmin Ltd.	3,500	188,895
Gentex Corp.	5,200	102,960

The accompanying notes are an integral part of the financial statements.

MassMutual Select Diversified Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Honeywell International, Inc.	13,600	$1,927,664
Jabil, Inc.	3,000	85,650
SYNNEX Corp.	500	63,255

		3,147,279

Engineering & Construction — 0.1%
Jacobs Engineering Group, Inc.	2,100	122,367

Hand & Machine Tools — 0.2%
Snap-on, Inc.	1,000	149,010
Stanley Black & Decker, Inc.	2,500	377,425

		526,435

Machinery – Diversified — 0.3%
AGCO Corp.	1,300	95,901
Cummins, Inc.	3,100	520,893

		616,794

Miscellaneous – Manufacturing — 0.7%
Carlisle Cos., Inc.	900	90,261
Eaton Corp. PLC	8,000	614,320
Hexcel Corp.	880	50,530
Ingersoll-Rand PLC	4,100	365,597
Pentair PLC	2,700	183,492
Textron, Inc.	4,900	264,012

		1,568,212

Packaging & Containers — 0.1%
Crown Holdings, Inc. (a)	2,400	143,328
Graphic Packaging Holding Co.	5,200	72,540
Sonoco Products Co.	1,800	90,810

		306,678

Shipbuilding — 0.1%
Huntington Ingalls Industries, Inc.	800	181,152

Transportation — 1.7%
FedEx Corp.	700	157,906
Norfolk Southern Corp.	3,500	462,840
Union Pacific Corp.	9,400	1,090,118
United Parcel Service, Inc. Class B	18,300	2,197,647

		3,908,511

		22,583,245

Technology — 10.7%
Computers — 5.0%
Apple, Inc.	51,900	7,998,828
CSRA, Inc.	2,000	64,540
HP, Inc.	30,300	604,788
International Business Machines Corp.	16,000	2,321,280
NCR Corp. (a)	2,100	78,792
NetApp, Inc.	3,300	144,408
Western Digital Corp.	3,200	276,480

		11,489,116

Office & Business Equipment — 0.1%
Xerox Corp.	4,650	154,798

	Number of Shares	Value
Semiconductors — 3.0%
Applied Materials, Inc.	17,400	$906,366
Intel Corp.	84,200	3,206,336
KLA-Tencor Corp.	2,500	265,000
Marvell Technology Group Ltd.	9,100	162,890
Qorvo, Inc. (a)	2,300	162,564
QUALCOMM, Inc.	38,840	2,013,466
Skyworks Solutions, Inc.	3,200	326,080

		7,042,702

Software — 2.6%
CA, Inc.	6,600	220,308
Microsoft Corp.	31,116	2,317,831
Oracle Corp.	73,500	3,553,725

		6,091,864

		24,778,480

Utilities — 4.1%
Electric — 4.0%
AES Corp.	4,200	46,284
Ameren Corp.	4,400	254,496
American Electric Power Co., Inc.	8,900	625,136
DTE Energy Co.	3,400	365,024
Duke Energy Corp.	10,400	872,768
Edison International	5,800	447,586
Entergy Corp.	3,400	259,624
Eversource Energy	5,700	344,508
Exelon Corp.	30,873	1,162,986
OGE Energy Corp.	3,700	133,311
PG&E Corp.	37,877	2,579,045
Pinnacle West Capital Corp.	2,100	177,576
Public Service Enterprise Group, Inc.	9,100	420,875
The Southern Co.	25,900	1,272,726
Xcel Energy, Inc.	8,200	388,024

		9,349,969

Gas — 0.1%
National Fuel Gas Co.	1,500	84,915

		9,434,884

TOTAL COMMON STOCK (Cost $197,686,469)		228,464,826

PREFERRED STOCK — 0.2%
Consumer, Non-cyclical — 0.2%
Health Care – Products — 0.2%
Becton Dickinson and Co. 6.125%	10,450	577,467

TOTAL PREFERRED STOCK (Cost $570,830)		577,467

TOTAL EQUITIES (Cost $198,257,299)		229,042,293

The accompanying notes are an integral part of the financial statements.

MassMutual Select Diversified Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
MUTUAL FUNDS — 1.0%
Diversified Financial Services — 1.0%
iShares Russell 1000 Value Index Fund	19,500	$2,310,945
T. Rowe Price Reserve Investment Fund	1,000	1,000

TOTAL MUTUAL FUNDS (Cost $2,291,503)		2,311,945

TOTAL LONG-TERM INVESTMENTS (Cost $200,548,802)		231,354,238

	Principal Amount
SHORT-TERM INVESTMENTS — 0.9%
Repurchase Agreement — 0.9%
State Street Bank & Trust Co. Repurchase Agreement, dated 9/29/17, 0.050%, due 10/02/17 (b)	$2,157,455	2,157,455

TOTAL SHORT-TERM INVESTMENTS (Cost $2,157,455)		2,157,455

TOTAL INVESTMENTS — 100.4% (Cost $202,706,257) (c)		233,511,693

Other Assets/(Liabilities) — (0.4)%		(1,041,248)

NET ASSETS — 100.0%		$232,470,445

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Maturity value of $2,157,464. Collateralized by U.S. Government Agency obligations with rates ranging from 1.500% – 2.000%, maturity dates ranging from 8/31/21 – 1/31/22, and an aggregate market value, including accrued interest, of $2,208,777.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Fundamental Value Fund – Portfolio of Investments

September 30, 2017

	Number of Shares	Value
EQUITIES — 99.2%

COMMON STOCK — 99.2%
Basic Materials — 3.1%
Chemicals — 1.7%
DowDuPont, Inc.	303,960	$21,043,151

Forest Products & Paper — 1.4%
International Paper Co.	314,730	17,882,958

		38,926,109

Communications — 8.9%
Internet — 1.0%
eBay, Inc. (a)	320,600	12,330,276

Media — 3.1%
CBS Corp. Class B	182,210	10,568,180
Comcast Corp. Class A	344,060	13,239,429
Thomson Reuters Corp.	146,100	6,703,068
Viacom, Inc. Class B	269,410	7,500,374

		38,011,051

Telecommunications — 4.8%
Cisco Systems, Inc.	1,016,250	34,176,488
Nokia OYJ Sponsored ADR	1,735,830	10,380,263
Verizon Communications, Inc.	306,080	15,147,899

		59,704,650

		110,045,977

Consumer, Cyclical — 6.5%
Home Builders — 1.2%
PulteGroup, Inc.	558,210	15,255,879

Leisure Time — 1.0%
Norwegian Cruise Line Holdings Ltd. (a)	221,600	11,977,480

Lodging — 1.3%
Hilton Worldwide Holdings, Inc.	234,906	16,314,222

Retail — 3.0%
The Home Depot, Inc.	74,720	12,221,203
L Brands, Inc.	151,040	6,284,774
Liberty Interactive Corp. QVC Group Class A (a)	579,120	13,649,858
Signet Jewelers Ltd.	84,610	5,630,796

		37,786,631

		81,334,212

Consumer, Non-cyclical — 17.8%
Agriculture — 2.6%
British American Tobacco PLC	187,343	11,712,826
Philip Morris International, Inc.	190,060	21,098,560

		32,811,386

Biotechnology — 1.0%
Amgen, Inc.	69,370	12,934,036

	Number of Shares	Value
Commercial Services — 0.8%
Nielsen Holdings PLC	223,730	$9,273,609

Cosmetics & Personal Care — 0.9%
Unilever NV NY Shares	177,940	10,505,578

Foods — 1.6%
The Kraft Heinz Co.	111,656	8,658,923
Mondelez International, Inc. Class A	277,930	11,300,634

		19,959,557

Health Care – Products — 1.4%
Medtronic PLC	228,597	17,777,989

Health Care – Services — 1.6%
UnitedHealth Group, Inc.	103,490	20,268,516

Pharmaceuticals — 7.9%
Allergan PLC	87,660	17,965,917
AstraZeneca PLC Sponsored ADR	393,070	13,317,212
Bristol-Myers Squibb Co.	286,580	18,266,609
Merck & Co., Inc.	462,770	29,631,163
Roche Holding AG	74,006	18,892,373

		98,073,274

		221,603,945

Energy — 10.0%
Oil & Gas — 8.8%
Canadian Natural Resources Ltd.	424,130	14,204,114
Chevron Corp.	250,590	29,444,325
EOG Resources, Inc.	181,540	17,562,180
Exxon Mobil Corp.	197,240	16,169,735
Marathon Oil Corp.	857,181	11,623,374
Occidental Petroleum Corp.	108,560	6,970,638
Pioneer Natural Resources Co.	70,880	10,457,635
Southwestern Energy Co. (a)	499,010	3,048,951

		109,480,952

Oil & Gas Services — 1.2%
Halliburton Co.	336,400	15,484,492

		124,965,444

Financial — 29.2%
Banks — 17.6%
Bank of America Corp.	962,370	24,386,456
Citigroup, Inc.	489,630	35,615,686
The Goldman Sachs Group, Inc.	65,080	15,436,325
JP Morgan Chase & Co.	588,426	56,200,567
M&T Bank Corp.	104,560	16,838,343
The PNC Financial Services Group, Inc.	234,790	31,642,648
Wells Fargo & Co.	703,030	38,772,105

		218,892,130

The accompanying notes are an integral part of the financial statements.

MassMutual Select Fundamental Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Diversified Financial Services — 3.9%
BlackRock, Inc.	42,000	$18,777,780
Invesco Ltd.	451,700	15,827,568
Nasdaq, Inc.	179,800	13,947,086

		48,552,434

Insurance — 6.7%
American International Group, Inc.	193,320	11,867,915
Chubb Ltd.	149,820	21,356,841
Marsh & McLennan Cos., Inc.	190,760	15,987,595
MetLife, Inc.	275,480	14,311,186
Principal Financial Group, Inc.	166,738	10,727,923
Unum Group	175,540	8,975,360

		83,226,820

Real Estate Investment Trusts (REITS) — 1.0%
Park Hotels & Resorts, Inc.	467,194	12,875,867

		363,547,251

Industrial — 11.4%
Aerospace & Defense — 1.9%
Triumph Group, Inc.	179,840	5,350,240
United Technologies Corp.	154,900	17,980,792

		23,331,032

Building Materials — 1.1%
Fortune Brands Home & Security, Inc.	206,640	13,892,407

Machinery – Construction & Mining — 1.1%
Caterpillar, Inc.	108,230	13,497,364

Miscellaneous – Manufacturing — 5.3%
3M Co.	62,810	13,183,819
Eaton Corp. PLC	264,890	20,340,903
General Electric Co.	578,660	13,991,999
Ingersoll-Rand PLC	215,660	19,230,402

		66,747,123

Transportation — 2.0%
Schneider National, Inc. Class B	317,400	8,030,220
Union Pacific Corp.	142,030	16,471,219

		24,501,439

		141,969,365

Technology — 8.8%
Computers — 2.3%
Cognizant Technology Solutions Corp. Class A	197,480	14,325,199
NetApp, Inc.	305,240	13,357,303

		27,682,502

Semiconductors — 5.4%
Analog Devices, Inc.	95,950	8,268,011
Intel Corp.	780,780	29,732,102
Maxim Integrated Products, Inc.	299,490	14,288,668

	Number of Shares	Value
QUALCOMM, Inc.	291,070	$15,089,069

		67,377,850

Software — 1.1%
Microsoft Corp.	186,340	13,880,467

		108,940,819

Utilities — 3.5%
Electric — 3.5%
Dominion Energy, Inc.	100,080	7,699,154
Edison International	150,600	11,621,802
Eversource Energy	251,690	15,212,144
NextEra Energy, Inc.	59,270	8,686,019

		43,219,119

TOTAL COMMON STOCK (Cost $915,133,942)		1,234,552,241

TOTAL EQUITIES (Cost $915,133,942)		1,234,552,241

TOTAL LONG-TERM INVESTMENTS (Cost $915,133,942)		1,234,552,241

	Principal Amount
SHORT-TERM INVESTMENTS — 1.1%
Repurchase Agreement — 1.1%
State Street Bank & Trust Co. Repurchase Agreement, dated 9/29/17, 0.050%, due 10/02/17 (b)	$12,867,500	12,867,500

TOTAL SHORT-TERM INVESTMENTS (Cost $12,867,500)		12,867,500

TOTAL INVESTMENTS — 100.3% (Cost $928,001,442) (c)		1,247,419,741

Other Assets/(Liabilities) — (0.3)%		(3,171,599)

NET ASSETS — 100.0%		$1,244,248,142

Abbreviation Legend

ADR	American Depositary Receipt

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Maturity value of $12,867,554. Collateralized by U.S. Government Agency obligations with a rate of 1.500%, maturity date of 1/31/22, and an aggregate market value, including accrued interest, of $13,125,364.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Fundamental Value Fund – Portfolio of Investments (Continued)

Notes to Portfolio of Investments (Continued)

Country weightings, as a percentage of net assets, is as follows:

United States	81.1%
Ireland	6.1%
Switzerland	3.2%
United Kingdom	2.8%
Bermuda	2.7%
Canada	1.7%
Netherlands	0.8%
Finland	0.8%

Total Long-Term Investments	99.2%
Short-Term Investments and Other Assets and Liabilities	0.8%

Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.

MassMutual Select Large Cap Value Fund – Portfolio of Investments

September 30, 2017

	Number of Shares	Value
EQUITIES — 96.4%

COMMON STOCK — 96.4%
Basic Materials — 3.4%
Chemicals — 3.2%
BASF SE Sponsored ADR	7,481	$796,726
Celanese Corp. Series A	14,600	1,522,342
DowDuPont, Inc.	53,408	3,697,436

		6,016,504

Iron & Steel — 0.2%
Carpenter Technology Corp.	7,221	346,825

		6,363,329

Communications — 4.9%
Media — 0.7%
Time Warner, Inc.	12,200	1,249,890

Telecommunications — 4.2%
ARRIS International PLC (a)	13,300	378,917
AT&T, Inc.	48,808	1,911,809
Cisco Systems, Inc.	76,600	2,576,058
Verizon Communications, Inc.	53,069	2,626,385
Vodafone Group PLC Sponsored ADR	13,672	389,105

		7,882,274

		9,132,164

Consumer, Cyclical — 7.7%
Airlines — 0.6%
Southwest Airlines Co.	18,449	1,032,775

Auto Parts & Equipment — 0.8%
Adient PLC	18,058	1,516,692

Entertainment — 0.0%
Regal Entertainment Group Class A	4,900	78,400

Home Builders — 0.4%
Lennar Corp. Class B	16,872	760,590

Home Furnishing — 0.8%
Whirlpool Corp.	8,000	1,475,520

Housewares — 0.9%
Tupperware Brands Corp.	27,771	1,716,803

Retail — 4.2%
The Home Depot, Inc.	6,200	1,014,072
Target Corp.	21,859	1,289,900
Wal-Mart Stores, Inc.	69,960	5,466,674

		7,770,646

		14,351,426

Consumer, Non-cyclical — 18.1%
Agriculture — 4.4%
Altria Group, Inc.	40,259	2,553,226
Philip Morris International, Inc.	50,460	5,601,565

		8,154,791

	Number of Shares	Value
Foods — 2.0%
Conagra Brands, Inc.	22,700	$765,898
Lamb Weston Holdings, Inc.	8,633	404,801
Tyson Foods, Inc. Class A	36,900	2,599,605

		3,770,304

Pharmaceuticals — 11.7%
Allergan PLC	1,800	368,910
Eli Lilly & Co.	32,064	2,742,755
Herbalife Ltd. (a) (b)	19,298	1,308,983
Johnson & Johnson	32,574	4,234,946
Merck & Co., Inc.	82,300	5,269,669
Pfizer, Inc.	172,166	6,146,326
Sanofi ADR	36,500	1,817,335

		21,888,924

		33,814,019

Energy — 10.5%
Oil & Gas — 10.5%
BP PLC Sponsored ADR	127,722	4,908,356
Chesapeake Energy Corp. (a) (b)	31,600	135,880
Chevron Corp.	17,900	2,103,250
ConocoPhillips	64,918	3,249,146
Ensco PLC Class A (b)	164,200	980,274
Occidental Petroleum Corp.	34,823	2,235,985
PBF Energy, Inc. Class A (b)	36,600	1,010,526
Phillips 66	37,079	3,396,807
Royal Dutch Shell PLC A Shares Sponsored ADR	27,600	1,672,008

		19,692,232

Financial — 24.7%
Banks — 16.0%
Bank of America Corp.	291,696	7,391,577
Citigroup, Inc.	77,226	5,617,419
JP Morgan Chase & Co.	76,058	7,264,300
KeyCorp	90,900	1,710,738
State Street Corp.	19,093	1,824,145
SunTrust Banks, Inc.	22,472	1,343,151
Wells Fargo & Co.	87,540	4,827,831

		29,979,161

Diversified Financial Services — 2.7%
Ally Financial, Inc.	25,906	628,480
American Express Co.	40,699	3,681,631
Mastercard, Inc. Class A	4,900	691,880

		5,001,991

Insurance — 5.3%
American International Group, Inc.	11,700	718,263
CNO Financial Group, Inc.	117,877	2,751,249
Loews Corp.	82,718	3,958,884
Voya Financial, Inc.	14,147	564,324

The accompanying notes are an integral part of the financial statements.

MassMutual Select Large Cap Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
XL Group Ltd.	48,800	$1,925,160

		9,917,880

Real Estate Investment Trusts (REITS) — 0.7%
HCP, Inc.	48,100	1,338,623

		46,237,655

Industrial — 15.3%
Aerospace & Defense — 4.8%
Arconic, Inc.	73,667	1,832,835
Northrop Grumman Corp.	10,800	3,107,376
Raytheon Co.	6,881	1,283,857
United Technologies Corp.	24,100	2,797,528

		9,021,596

Building Materials — 1.7%
Johnson Controls International PLC	78,085	3,146,045

Electronics — 0.2%
TE Connectivity Ltd.	4,500	373,770

Engineering & Construction — 3.2%
Fluor Corp.	6,500	273,650
KBR, Inc.	324,100	5,794,908

		6,068,558

Hand & Machine Tools — 1.5%
Stanley Black & Decker, Inc.	18,099	2,732,406

Machinery – Diversified — 0.2%
Flowserve Corp.	7,500	319,425

Miscellaneous – Manufacturing — 0.6%
General Electric Co.	43,000	1,039,740

Transportation — 3.1%
Euronav NV (a) (b)	141,515	1,146,272
FedEx Corp.	7,600	1,714,408
Golar LNG Partners LP (c)	57,875	1,344,436
Norfolk Southern Corp.	12,785	1,690,688

		5,895,804

		28,597,344

Technology — 8.1%
Computers — 2.0%
DXC Technology Co.	3,135	269,234
Hewlett Packard Enterprise Co.	60,100	884,071
HP, Inc.	21,200	423,152
International Business Machines Corp.	15,500	2,248,740

		3,825,197

Semiconductors — 0.9%
QUALCOMM, Inc.	30,900	1,601,856

Software — 5.2%
CA, Inc.	94,100	3,141,058
Micro Focus International PLC Sponsered ADR (a)	5,506	175,641

	Number of Shares	Value
Microsoft Corp.	43,200	$3,217,968
Oracle Corp.	67,700	3,273,295

		9,807,962

		15,235,015

Utilities — 3.7%
Electric — 3.7%
American Electric Power Co., Inc.	5,500	386,320
Entergy Corp.	51,573	3,938,114
Exelon Corp.	60,600	2,282,802
NextEra Energy, Inc.	2,800	410,340

		7,017,576

TOTAL COMMON STOCK (Cost $151,691,648)		180,440,760

TOTAL EQUITIES (Cost $151,691,648)		180,440,760

MUTUAL FUNDS — 1.9%
Diversified Financial Services — 1.9%
State Street Navigator Securities Lending Prime Portfolio (d)	3,518,410	3,518,410

TOTAL MUTUAL FUNDS (Cost $3,518,410)		3,518,410

TOTAL LONG-TERM INVESTMENTS (Cost $155,210,058)		183,959,170

	Principal Amount
SHORT-TERM INVESTMENTS — 4.3%
Repurchase Agreement — 4.3%
State Street Bank & Trust Co. Repurchase Agreement, dated 9/29/17, 0.050%, due 10/02/17 (e)	$8,108,704	8,108,704

Time Deposit — 0.0%
Euro Time Deposit 0.120% 10/02/17	760	760

TOTAL SHORT-TERM INVESTMENTS (Cost $8,109,464)		8,109,464

TOTAL INVESTMENTS — 102.6% (Cost $163,319,522) (f)		192,068,634

Other Assets/(Liabilities) — (2.6)%		(4,839,316)

NET ASSETS — 100.0%		$187,229,318

The accompanying notes are an integral part of the financial statements.

MassMutual Select Large Cap Value Fund – Portfolio of Investments (Continued)

Abbreviation Legend

ADR	American Depositary Receipt

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2017, was $3,417,201 or 1.83% of net assets. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).
(c)	Security is a Master Limited Partnership.
(d)	Represents investment of security lending collateral. (Note 2).
(e)	Maturity value of $8,108,738. Collateralized by U.S. Government Agency obligations with a rate of 2.125%, maturity date of 1/31/21, and an aggregate market value, including accrued interest, of $8,275,629.
(f)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MM S&P 500 Index Fund – Portfolio of Investments

September 30, 2017

	Number of Shares	Value
EQUITIES — 99.8%

COMMON STOCK — 99.8%
Basic Materials — 2.4%
Chemicals — 2.0%
Air Products & Chemicals, Inc.	32,694	$4,943,987
Albemarle Corp.	16,356	2,229,486
CF Industries Holdings, Inc.	34,512	1,213,442
DowDuPont, Inc.	349,327	24,183,908
Eastman Chemical Co.	21,497	1,945,264
FMC Corp.	20,393	1,821,299
International Flavors & Fragrances, Inc.	12,043	1,721,065
LyondellBasell Industries NV Class A	48,580	4,811,849
Monsanto Co.	66,008	7,909,079
The Mosaic Co.	52,460	1,132,611
PPG Industries, Inc.	38,437	4,176,564
Praxair, Inc.	42,910	5,996,243
The Sherwin-Williams Co.	12,321	4,411,411

		66,496,208

Forest Products & Paper — 0.1%
International Paper Co.	61,864	3,515,113

Iron & Steel — 0.1%
Nucor Corp.	47,521	2,663,077

Mining — 0.2%
Freeport-McMoRan, Inc. (a)	203,061	2,850,976
Newmont Mining Corp.	79,707	2,989,810

		5,840,786

		78,515,184

Communications — 13.5%
Advertising — 0.1%
The Interpublic Group of Cos., Inc.	59,880	1,244,905
Omnicom Group, Inc.	34,515	2,556,526

		3,801,431

Internet — 7.6%
Alphabet, Inc. Class A (a)	44,643	43,469,782
Alphabet, Inc. Class C (a)	45,209	43,360,404
Amazon.com, Inc. (a)	59,717	57,408,938
eBay, Inc. (a)	149,179	5,737,424
Expedia, Inc.	18,109	2,606,610
F5 Networks, Inc. (a)	9,275	1,118,194
Facebook, Inc. Class A (a)	354,978	60,655,091
Netflix, Inc. (a)	64,624	11,719,563
The Priceline Group, Inc. (a)	7,343	13,443,711
Symantec Corp.	92,368	3,030,594
TripAdvisor, Inc. (a)	16,089	652,087
VeriSign, Inc. (a)	12,747	1,356,153

		244,558,551

	Number of Shares	Value
Media — 2.7%
CBS Corp. Class B	53,995	$3,131,710
Charter Communications, Inc. Class A (a)	30,122	10,946,937
Comcast Corp. Class A	704,506	27,109,391
Discovery Communications, Inc. Class A (a)	21,704	462,078
Discovery Communications, Inc. Class C (a)	30,430	616,512
DISH Network Corp. Class A (a)	34,642	1,878,636
News Corp. Class A	56,113	744,058
News Corp. Class B	19,100	260,715
Scripps Networks Interactive, Inc. Class A	14,586	1,252,792
Time Warner, Inc.	116,386	11,923,746
Twenty-First Century Fox, Inc. Class A	157,583	4,157,040
Twenty-First Century Fox, Inc. Class B	65,942	1,700,644
Viacom, Inc. Class B	53,642	1,493,393
The Walt Disney Co.	231,183	22,787,708

		88,465,360

Telecommunications — 3.1%
AT&T, Inc.	919,173	36,004,006
CenturyLink, Inc.	83,641	1,580,815
Cisco Systems, Inc.	749,852	25,217,523
Juniper Networks, Inc.	55,974	1,557,756
Level 3 Communications, Inc. (a)	44,613	2,377,427
Motorola Solutions, Inc.	24,183	2,052,411
Verizon Communications, Inc.	610,491	30,213,200

		99,003,138

		435,828,480

Consumer, Cyclical — 8.6%
Airlines — 0.5%
Alaska Air Group, Inc.	18,844	1,437,232
American Airlines Group, Inc.	64,886	3,081,436
Delta Air Lines, Inc.	99,780	4,811,392
Southwest Airlines Co.	82,433	4,614,599
United Continental Holdings, Inc. (a)	38,733	2,358,065

		16,302,724

Apparel — 0.5%
Hanesbrands, Inc.	55,239	1,361,089
Michael Kors Holdings Ltd. (a)	23,232	1,111,651
NIKE, Inc. Class B	196,673	10,197,495
Ralph Lauren Corp.	8,564	756,116
Under Armour, Inc. Class A (a)	25,801	425,200
Under Armour, Inc. Class C (a)	29,331	440,552
VF Corp.	48,814	3,103,106

		17,395,209

The accompanying notes are an integral part of the financial statements.

MM S&P 500 Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Auto Manufacturers — 0.6%
Ford Motor Co.	584,700	$6,998,859
General Motors Co.	196,394	7,930,390
PACCAR, Inc.	52,605	3,805,445

		18,734,694

Auto Parts & Equipment — 0.2%
BorgWarner, Inc.	30,333	1,553,959
Delphi Automotive PLC	40,124	3,948,202
The Goodyear Tire & Rubber Co.	37,777	1,256,085

		6,758,246

Distribution & Wholesale — 0.2%
Fastenal Co.	42,678	1,945,263
LKQ Corp. (a)	47,080	1,694,409
W.W. Grainger, Inc.	7,812	1,404,207

		5,043,879

Home Builders — 0.1%
D.R. Horton, Inc.	50,645	2,022,255
Lennar Corp. Class A	29,956	1,581,677
PulteGroup, Inc.	42,629	1,165,050

		4,768,982

Home Furnishing — 0.1%
Leggett & Platt, Inc.	19,645	937,656
Whirlpool Corp.	10,878	2,006,338

		2,943,994

Housewares — 0.1%
Newell Brands, Inc.	73,784	3,148,363

Leisure Time — 0.3%
Carnival Corp.	61,165	3,949,424
Harley-Davidson, Inc.	25,209	1,215,326
Royal Caribbean Cruises Ltd.	25,787	3,056,791

		8,221,541

Lodging — 0.4%
Hilton Worldwide Holdings, Inc.	30,215	2,098,432
Marriott International, Inc. Class A	46,628	5,141,203
MGM Resorts International	77,603	2,529,082
Wyndham Worldwide Corp.	15,299	1,612,668
Wynn Resorts Ltd.	12,184	1,814,441

		13,195,826

Retail — 5.4%
Advance Auto Parts, Inc.	11,009	1,092,093
AutoZone, Inc. (a)	4,205	2,502,438
Best Buy Co., Inc.	39,296	2,238,300
CarMax, Inc. (a)	27,269	2,067,263
Chipotle Mexican Grill, Inc. (a)	3,765	1,158,980
Coach, Inc.	42,831	1,725,233
Costco Wholesale Corp.	65,869	10,821,618
CVS Health Corp.	152,132	12,371,374
Darden Restaurants, Inc.	18,921	1,490,596
Dollar General Corp.	39,164	3,174,242

	Number of Shares	Value
Dollar Tree, Inc. (a)	35,202	$3,056,238
Foot Locker, Inc.	19,410	683,620
The Gap, Inc.	32,208	951,102
Genuine Parts Co.	21,779	2,083,161
The Home Depot, Inc.	176,590	28,883,060
Kohl’s Corp.	25,565	1,167,042
L Brands, Inc.	36,725	1,528,127
Lowe’s Cos., Inc.	126,553	10,116,647
Macy’s, Inc.	44,959	981,005
McDonald’s Corp.	121,318	19,008,104
Nordstrom, Inc.	17,621	830,830
O’Reilly Automotive, Inc. (a)	13,215	2,846,115
PVH Corp.	11,403	1,437,462
Ross Stores, Inc.	57,794	3,731,759
Signet Jewelers Ltd.	9,101	605,672
Starbucks Corp.	216,076	11,605,442
Target Corp.	81,799	4,826,959
Tiffany & Co.	15,364	1,410,108
The TJX Cos., Inc.	95,517	7,042,469
Tractor Supply Co.	19,273	1,219,788
Ulta Salon Cosmetics & Fragrance, Inc. (a)	8,854	2,001,535
Wal-Mart Stores, Inc.	219,278	17,134,383
Walgreens Boots Alliance, Inc.	137,927	10,650,723
Yum! Brands, Inc.	51,662	3,802,840

		176,246,328

Textiles — 0.1%
Mohawk Industries, Inc. (a)	9,450	2,338,970

Toys, Games & Hobbies — 0.1%
Hasbro, Inc.	17,174	1,677,385
Mattel, Inc.	50,456	781,059

		2,458,444

		277,557,200

Consumer, Non-cyclical — 22.4%
Agriculture — 1.5%
Altria Group, Inc.	287,219	18,215,429
Archer-Daniels-Midland Co.	83,981	3,570,032
Philip Morris International, Inc.	232,464	25,805,829

		47,591,290

Beverages — 2.0%
Brown-Forman Corp. Class B	29,363	1,594,411
The Coca-Cola Co.	574,888	25,875,709
Constellation Brands, Inc. Class A	25,708	5,127,461
Dr. Pepper Snapple Group, Inc.	27,279	2,413,373
Molson Coors Brewing Co. Class B	27,425	2,238,977
Monster Beverage Corp. (a)	62,142	3,433,345
PepsiCo, Inc.	213,863	23,830,754

		64,514,030

Biotechnology — 2.6%
Alexion Pharmaceuticals, Inc. (a)	33,225	4,661,135
Amgen, Inc.	109,390	20,395,765

The accompanying notes are an integral part of the financial statements.

MM S&P 500 Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Biogen, Inc. (a)	31,718	$9,931,540
Celgene Corp. (a)	117,108	17,076,689
Gilead Sciences, Inc.	195,259	15,819,884
Illumina, Inc. (a)	21,893	4,361,086
Incyte Corp. (a)	25,471	2,973,485
Regeneron Pharmaceuticals, Inc. (a)	11,568	5,172,284
Vertex Pharmaceuticals, Inc. (a)	37,802	5,747,416

		86,139,284

Commercial Services — 1.7%
Automatic Data Processing, Inc.	66,470	7,266,500
Cintas Corp.	12,722	1,835,530
Ecolab, Inc.	38,809	4,991,226
Equifax, Inc.	17,865	1,893,511
Gartner, Inc. (a)	13,786	1,715,116
Global Payments, Inc.	23,188	2,203,556
H&R Block, Inc.	30,206	799,855
IHS Markit Ltd. (a)	54,393	2,397,643
Moody’s Corp.	24,866	3,461,596
Nielsen Holdings PLC	51,146	2,120,002
PayPal Holdings, Inc. (a)	169,297	10,840,087
Quanta Services, Inc. (a)	23,602	882,007
Robert Half International, Inc.	18,608	936,727
S&P Global, Inc.	38,656	6,042,319
Total System Services, Inc.	25,234	1,652,827
United Rentals, Inc. (a)	12,845	1,782,115
Verisk Analytics, Inc. (a)	23,422	1,948,476
The Western Union Co.	68,404	1,313,357

		54,082,450

Cosmetics & Personal Care — 1.5%
Colgate-Palmolive Co.	132,420	9,646,797
Coty, Inc. Class A	71,485	1,181,647
The Estee Lauder Cos., Inc. Class A	33,576	3,620,836
The Procter & Gamble Co.	381,677	34,724,973

		49,174,253

Foods — 1.3%
Campbell Soup Co.	29,221	1,368,127
Conagra Brands, Inc.	62,025	2,092,724
General Mills, Inc.	86,501	4,477,292
The Hershey Co.	21,285	2,323,683
Hormel Foods Corp.	41,023	1,318,479
The J.M. Smucker Co.	17,199	1,804,691
Kellogg Co.	37,473	2,337,191
The Kraft Heinz Co.	89,590	6,947,704
The Kroger Co.	133,272	2,673,436
McCormick & Co., Inc.	17,909	1,838,180
Mondelez International, Inc. Class A	225,469	9,167,570
Sysco Corp.	72,572	3,915,259
Tyson Foods, Inc. Class A	42,968	3,027,096

		43,291,432

Health Care – Products — 3.2%
Abbott Laboratories	260,120	13,880,003

	Number of Shares	Value
Align Technology, Inc. (a)	10,816	$2,014,696
Baxter International, Inc.	75,258	4,722,440
Becton, Dickinson & Co.	34,052	6,672,490
Boston Scientific Corp. (a)	205,447	5,992,889
C.R. Bard, Inc.	10,830	3,471,015
The Cooper Cos., Inc.	7,211	1,709,800
Danaher Corp.	91,562	7,854,188
DENTSPLY SIRONA, Inc.	33,839	2,023,911
Edwards Lifesciences Corp. (a)	31,371	3,429,164
Henry Schein, Inc. (a)	23,476	1,924,797
Hologic, Inc. (a)	42,657	1,565,085
IDEXX Laboratories, Inc. (a)	13,062	2,031,010
Intuitive Surgical, Inc. (a)	5,589	5,845,423
Medtronic PLC	202,998	15,787,155
Patterson Cos., Inc.	12,828	495,802
ResMed, Inc.	21,582	1,660,951
Stryker Corp.	48,229	6,849,483
Thermo Fisher Scientific, Inc.	60,002	11,352,379
Varian Medical Systems, Inc. (a)	14,023	1,403,141
Zimmer Biomet Holdings, Inc.	30,078	3,521,833

		104,207,655

Health Care – Services — 2.2%
Aetna, Inc.	49,788	7,916,790
Anthem, Inc.	39,343	7,470,449
Centene Corp. (a)	25,513	2,468,893
Cigna Corp.	37,726	7,052,498
DaVita, Inc. (a)	22,662	1,345,896
Envision Healthcare Corp. (a)	18,530	832,924
HCA Healthcare, Inc. (a)	43,539	3,465,269
Humana, Inc.	21,660	5,277,026
Laboratory Corp. of America Holdings (a)	15,168	2,289,913
Quest Diagnostics, Inc.	20,295	1,900,424
Quintiles IMS Holdings, Inc. (a)	22,769	2,164,649
UnitedHealth Group, Inc.	144,917	28,381,994
Universal Health Services, Inc. Class B	13,009	1,443,218

		72,009,943

Household Products & Wares — 0.4%
Avery Dennison Corp.	13,360	1,313,823
Church & Dwight Co., Inc.	36,724	1,779,278
The Clorox Co.	19,200	2,532,672
Kimberly-Clark Corp.	53,137	6,253,162

		11,878,935

Pharmaceuticals — 6.0%
AbbVie, Inc.	238,736	21,214,081
Allergan PLC	50,084	10,264,716
AmerisourceBergen Corp.	24,309	2,011,570
Bristol-Myers Squibb Co.	245,840	15,669,842
Cardinal Health, Inc.	47,134	3,154,207
Eli Lilly & Co.	144,863	12,391,581

The accompanying notes are an integral part of the financial statements.

MM S&P 500 Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Express Scripts Holding Co. (a)	86,568	$5,481,486
Johnson & Johnson	402,168	52,285,862
McKesson Corp.	31,648	4,861,449
Merck & Co., Inc.	409,324	26,209,016
Mylan NV (a)	80,492	2,525,034
Perrigo Co. PLC	19,914	1,685,720
Pfizer, Inc.	893,522	31,898,735
Zoetis, Inc.	73,637	4,695,095

		194,348,394

		727,237,666

Diversified — 0.0%
Holding Company – Diversified — 0.0%
Leucadia National Corp.	46,174	1,165,893

Energy — 6.1%
Oil & Gas — 4.9%
Anadarko Petroleum Corp.	83,781	4,092,702
Andeavor	21,593	2,227,318
Apache Corp.	56,342	2,580,464
Cabot Oil & Gas Corp.	68,475	1,831,706
Chesapeake Energy Corp. (a)	138,541	595,726
Chevron Corp.	283,681	33,332,518
Cimarex Energy Co.	14,448	1,642,304
Concho Resources, Inc. (a)	22,519	2,966,203
ConocoPhillips	182,108	9,114,505
Devon Energy Corp.	78,119	2,867,749
EOG Resources, Inc.	86,539	8,371,783
EQT Corp.	26,363	1,719,922
Exxon Mobil Corp.	634,437	52,011,145
Helmerich & Payne, Inc.	15,626	814,271
Hess Corp.	41,151	1,929,570
Marathon Oil Corp.	129,557	1,756,793
Marathon Petroleum Corp.	75,748	4,247,948
Newfield Exploration Co. (a)	29,255	867,996
Noble Energy, Inc.	72,786	2,064,211
Occidental Petroleum Corp.	114,600	7,358,466
Phillips 66	64,261	5,886,950
Pioneer Natural Resources Co.	25,417	3,750,024
Range Resources Corp.	33,757	660,624
Valero Energy Corp.	66,100	5,085,073

		157,775,971

Oil & Gas Services — 0.8%
Baker Hughes a GE Co.	64,720	2,370,047
Halliburton Co.	129,411	5,956,788
National Oilwell Varco, Inc.	57,859	2,067,302
Schlumberger Ltd.	208,246	14,527,241
TechnipFMC PLC (a)	65,596	1,831,440

		26,752,818

Pipelines — 0.4%
Kinder Morgan, Inc.	287,989	5,523,629
ONEOK, Inc.	56,714	3,142,523

	Number of Shares	Value
The Williams Cos., Inc.	123,704	$3,712,357

		12,378,509

		196,907,298

Financial — 18.8%
Banks — 7.8%
Bank of America Corp.	1,469,305	37,232,189
The Bank of New York Mellon Corp.	154,574	8,195,513
BB&T Corp.	121,809	5,717,714
Capital One Financial Corp.	72,352	6,125,320
Citigroup, Inc.	407,967	29,675,520
Citizens Financial Group, Inc.	75,279	2,850,816
Comerica, Inc.	26,084	1,989,166
Fifth Third Bancorp	109,564	3,065,601
The Goldman Sachs Group, Inc.	53,862	12,775,528
Huntington Bancshares, Inc.	165,629	2,312,181
JP Morgan Chase & Co.	526,963	50,330,236
KeyCorp	163,310	3,073,494
M&T Bank Corp.	22,582	3,636,605
Morgan Stanley	211,649	10,195,132
Northern Trust Corp.	34,323	3,155,313
The PNC Financial Services Group, Inc.	71,793	9,675,543
Regions Financial Corp.	178,747	2,722,317
State Street Corp.	55,961	5,346,514
SunTrust Banks, Inc.	71,394	4,267,219
US Bancorp	238,013	12,755,117
Wells Fargo & Co.	669,110	36,901,417
Zions Bancorp	30,896	1,457,673

		253,456,128

Diversified Financial Services — 3.6%
Affiliated Managers Group, Inc.	8,192	1,555,087
Alliance Data Systems Corp.	7,237	1,603,357
American Express Co.	110,021	9,952,500
Ameriprise Financial, Inc.	22,282	3,309,100
BlackRock, Inc.	18,554	8,295,308
CBOE Holdings, Inc.	16,796	1,807,753
The Charles Schwab Corp.	178,409	7,803,610
CME Group, Inc.	50,914	6,908,011
Discover Financial Services	55,692	3,591,020
E*TRADE Financial Corp. (a)	41,842	1,824,729
Franklin Resources, Inc.	49,125	2,186,554
Intercontinental Exchange, Inc.	87,734	6,027,326
Invesco Ltd.	59,972	2,101,419
Mastercard, Inc. Class A	139,814	19,741,737
Nasdaq, Inc.	17,274	1,339,944
Navient Corp.	40,113	602,497
Raymond James Financial, Inc.	19,500	1,644,435
Synchrony Financial	112,316	3,487,412
T. Rowe Price Group, Inc.	35,978	3,261,406
Visa, Inc. Class A	273,961	28,831,656

		115,874,861

The accompanying notes are an integral part of the financial statements.

MM S&P 500 Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Insurance — 4.4%
Aflac, Inc.	59,658	$4,855,565
The Allstate Corp.	54,140	4,976,007
American International Group, Inc.	135,392	8,311,715
Aon PLC	38,098	5,566,118
Arthur J Gallagher & Co.	27,389	1,685,793
Assurant, Inc.	7,931	757,569
Berkshire Hathaway, Inc. Class B (a)	288,149	52,823,475
Brighthouse Financial, Inc. (a)	14,525	883,120
Chubb Ltd.	69,699	9,935,592
Cincinnati Financial Corp.	22,084	1,690,972
Everest Re Group Ltd.	6,044	1,380,389
The Hartford Financial Services Group, Inc.	54,870	3,041,444
Lincoln National Corp.	33,201	2,439,609
Loews Corp.	40,840	1,954,602
Marsh & McLennan Cos., Inc.	76,653	6,424,288
MetLife, Inc.	159,265	8,273,817
Principal Financial Group, Inc.	39,781	2,559,510
The Progressive Corp.	87,080	4,216,414
Prudential Financial, Inc.	63,724	6,775,136
Torchmark Corp.	16,459	1,318,201
The Travelers Cos., Inc.	41,413	5,073,921
Unum Group	33,448	1,710,196
Willis Towers Watson PLC	20,131	3,104,804
XL Group Ltd.	38,302	1,511,014

		141,269,271

Real Estate — 0.1%
CBRE Group, Inc. Class A (a)	45,817	1,735,548

Real Estate Investment Trusts (REITS) — 2.9%
Alexandria Real Estate Equities, Inc.	13,900	1,653,683
American Tower Corp.	64,251	8,781,827
Apartment Investment & Management Co. Class A	23,584	1,034,394
AvalonBay Communities, Inc.	20,650	3,684,373
Boston Properties, Inc.	22,981	2,823,905
Crown Castle International Corp.	60,965	6,095,281
Digital Realty Trust, Inc.	30,651	3,626,933
Duke Realty Corp.	52,122	1,502,156
Equinix, Inc.	11,686	5,215,462
Equity Residential	55,013	3,627,007
Essex Property Trust, Inc.	9,784	2,485,429
Extra Space Storage, Inc.	19,166	1,531,747
Federal Realty Investment Trust	10,970	1,362,584
GGP, Inc.	93,996	1,952,297
HCP, Inc.	71,444	1,988,287
Host Hotels & Resorts, Inc.	112,745	2,084,655
Iron Mountain, Inc.	39,601	1,540,479
Kimco Realty Corp.	64,222	1,255,540
The Macerich Co.	16,383	900,573

	Number of Shares	Value
Mid-America Apartment Communities, Inc.	16,716	$1,786,606
Prologis, Inc.	79,491	5,044,499
Public Storage	22,424	4,798,512
Realty Income Corp.	40,531	2,317,968
Regency Centers Corp.	22,359	1,387,152
SBA Communications Corp. (a)	18,058	2,601,255
Simon Property Group, Inc.	46,751	7,527,378
SL Green Realty Corp.	14,821	1,501,664
UDR, Inc.	39,199	1,490,738
Ventas, Inc.	53,156	3,462,050
Vornado Realty Trust	25,410	1,953,521
Welltower, Inc.	55,742	3,917,548
Weyerhaeuser Co.	112,513	3,828,817

		94,764,320

Savings & Loans — 0.0%
People’s United Financial, Inc.	51,071	926,428

		608,026,556

Industrial — 10.2%
Aerospace & Defense — 2.5%
Arconic, Inc.	58,142	1,446,573
The Boeing Co.	83,193	21,148,493
General Dynamics Corp.	41,742	8,581,320
Harris Corp.	18,055	2,377,482
L3 Technologies, Inc.	11,829	2,228,939
Lockheed Martin Corp.	37,512	11,639,599
Northrop Grumman Corp.	26,177	7,531,646
Raytheon Co.	43,618	8,138,246
Rockwell Collins, Inc.	24,261	3,171,155
TransDigm Group, Inc.	7,189	1,837,868
United Technologies Corp.	111,111	12,897,765

		80,999,086

Building Materials — 0.4%
Fortune Brands Home & Security, Inc.	23,451	1,576,611
Johnson Controls International PLC	138,977	5,599,383
Martin Marietta Materials, Inc.	9,571	1,973,827
Masco Corp.	47,366	1,847,748
Vulcan Materials Co.	19,670	2,352,532

		13,350,101

Electrical Components & Equipment — 0.3%
Acuity Brands, Inc.	6,238	1,068,445
AMETEK, Inc.	34,161	2,255,992
Emerson Electric Co.	95,683	6,012,720

		9,337,157

Electronics — 1.3%
Agilent Technologies, Inc.	48,225	3,096,045
Allegion PLC	14,315	1,237,818
Amphenol Corp. Class A	45,937	3,888,108
Corning, Inc.	135,445	4,052,514

The accompanying notes are an integral part of the financial statements.

MM S&P 500 Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
FLIR Systems, Inc.	20,036	$779,601
Fortive Corp.	45,982	3,255,066
Garmin Ltd.	16,969	915,817
Honeywell International, Inc.	113,960	16,152,690
Mettler-Toledo International, Inc. (a)	3,821	2,392,557
PerkinElmer, Inc.	16,362	1,128,487
TE Connectivity Ltd.	53,309	4,427,846
Waters Corp. (a)	11,851	2,127,491

		43,454,040

Engineering & Construction — 0.1%
Fluor Corp.	20,596	867,092
Jacobs Engineering Group, Inc.	17,883	1,042,042

		1,909,134

Environmental Controls — 0.2%
Republic Services, Inc.	34,070	2,250,664
Stericycle, Inc. (a)	12,467	892,887
Waste Management, Inc.	61,081	4,780,810

		7,924,361

Hand & Machine Tools — 0.2%
Snap-on, Inc.	8,832	1,316,056
Stanley Black & Decker, Inc.	22,888	3,455,402

		4,771,458

Machinery – Construction & Mining — 0.3%
Caterpillar, Inc.	88,344	11,017,380

Machinery – Diversified — 0.6%
Cummins, Inc.	23,587	3,963,324
Deere & Co.	47,874	6,012,496
Flowserve Corp.	19,240	819,432
Rockwell Automation, Inc.	19,240	3,428,760
Roper Technologies, Inc.	15,293	3,722,316
Xylem, Inc.	27,426	1,717,690

		19,664,018

Miscellaneous – Manufacturing — 2.4%
3M Co.	89,351	18,754,775
A.O. Smith Corp.	22,241	1,321,783
Dover Corp.	23,023	2,104,072
Eaton Corp. PLC	66,269	5,088,797
General Electric Co.	1,296,835	31,357,470
Illinois Tool Works, Inc.	46,665	6,904,553
Ingersoll-Rand PLC	38,282	3,413,606
Parker-Hannifin Corp.	19,883	3,479,923
Pentair PLC	24,597	1,671,612
Textron, Inc.	39,555	2,131,223

		76,227,814

Packaging & Containers — 0.2%
Ball Corp.	51,907	2,143,759
Packaging Corp. of America	14,371	1,648,066
Sealed Air Corp.	28,212	1,205,217

	Number of Shares	Value
WestRock Co.	38,361	$2,176,219

		7,173,261

Transportation — 1.7%
C.H. Robinson Worldwide, Inc.	20,617	1,568,954
CSX Corp.	136,891	7,427,705
Expeditors International of Washington, Inc.	27,443	1,642,738
FedEx Corp.	36,896	8,323,000
J.B. Hunt Transport Services, Inc.	12,940	1,437,375
Kansas City Southern	15,569	1,692,039
Norfolk Southern Corp.	42,930	5,677,063
Union Pacific Corp.	119,966	13,912,457
United Parcel Service, Inc. Class B	103,286	12,403,616

		54,084,947

		329,912,757

Technology — 14.7%
Computers — 5.5%
Accenture PLC Class A	92,574	12,503,970
Apple, Inc.	773,650	119,234,938
Cognizant Technology Solutions Corp. Class A	88,350	6,408,909
CSRA, Inc.	24,467	789,550
DXC Technology Co.	42,351	3,637,104
Hewlett Packard Enterprise Co.	244,137	3,591,255
HP, Inc.	248,937	4,968,783
International Business Machines Corp.	129,841	18,837,333
NetApp, Inc.	39,687	1,736,703
Seagate Technology PLC	43,225	1,433,773
Western Digital Corp.	44,350	3,831,840

		176,974,158

Office & Business Equipment — 0.0%
Xerox Corp.	32,069	1,067,577

Semiconductors — 3.7%
Advanced Micro Devices, Inc. (a)	118,100	1,505,775
Analog Devices, Inc.	55,044	4,743,141
Applied Materials, Inc.	159,912	8,329,816
Broadcom Ltd.	60,914	14,774,082
Intel Corp.	703,994	26,808,092
KLA-Tencor Corp.	23,223	2,461,638
Lam Research Corp.	24,216	4,480,929
Microchip Technology, Inc.	34,980	3,140,504
Micron Technology, Inc. (a)	166,919	6,564,924
NVIDIA Corp.	89,865	16,065,166
Qorvo, Inc. (a)	19,313	1,365,043
QUALCOMM, Inc.	221,600	11,487,744
Skyworks Solutions, Inc.	27,511	2,803,371
Texas Instruments, Inc.	148,516	13,312,974
Xilinx, Inc.	36,798	2,606,402

		120,449,601

The accompanying notes are an integral part of the financial statements.

MM S&P 500 Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Software — 5.5%
Activision Blizzard, Inc.	113,106	$7,296,468
Adobe Systems, Inc. (a)	73,822	11,012,766
Akamai Technologies, Inc. (a)	26,113	1,272,225
ANSYS, Inc. (a)	12,515	1,535,966
Autodesk, Inc. (a)	32,844	3,687,068
CA, Inc.	47,724	1,593,027
Cadence Design Systems, Inc. (a)	41,916	1,654,425
Cerner Corp. (a)	47,245	3,369,513
Citrix Systems, Inc. (a)	21,605	1,659,696
Electronic Arts, Inc. (a)	46,489	5,488,491
Fidelity National Information Services, Inc.	49,560	4,628,408
Fiserv, Inc. (a)	31,327	4,039,930
Intuit, Inc.	36,559	5,196,496
Microsoft Corp.	1,153,516	85,925,407
Oracle Corp.	452,244	21,865,997
Paychex, Inc.	47,557	2,851,518
Red Hat, Inc. (a)	26,521	2,940,118
salesforce.com, Inc. (a)	102,230	9,550,327
Synopsys, Inc. (a)	22,153	1,783,981

		177,351,827

		475,843,163

Utilities — 3.1%
Electric — 2.9%
AES Corp.	99,185	1,093,019
Alliant Energy Corp.	34,780	1,445,805
Ameren Corp.	35,984	2,081,314
American Electric Power Co., Inc.	73,851	5,187,294
CenterPoint Energy, Inc.	65,617	1,916,673
CMS Energy Corp.	42,717	1,978,651
Consolidated Edison, Inc.	46,517	3,752,991
Dominion Energy, Inc.	95,904	7,377,895
DTE Energy Co.	26,785	2,875,638
Duke Energy Corp.	104,351	8,757,136
Edison International	48,878	3,771,915
Entergy Corp.	26,595	2,030,794
Eversource Energy	47,402	2,864,977
Exelon Corp.	143,579	5,408,621
FirstEnergy Corp.	65,665	2,024,452
NextEra Energy, Inc.	70,290	10,300,999
NRG Energy, Inc.	44,873	1,148,300
PG&E Corp.	76,877	5,234,555
Pinnacle West Capital Corp.	17,069	1,443,355
PPL Corp.	102,369	3,884,903
Public Service Enterprise Group, Inc.	75,739	3,502,929
SCANA Corp.	21,732	1,053,785
The Southern Co.	150,133	7,377,536
WEC Energy Group, Inc.	47,208	2,963,718
Xcel Energy, Inc.	76,137	3,602,803

		93,080,058

	Number of Shares	Value
Gas — 0.1%
NiSource, Inc.	49,003	$1,253,987
Sempra Energy	37,619	4,293,456

		5,547,443

Water — 0.1%
American Water Works Co., Inc.	26,328	2,130,199

		100,757,700

TOTAL COMMON STOCK (Cost $1,851,939,856)		3,231,751,897

TOTAL EQUITIES (Cost $1,851,939,856)		3,231,751,897

TOTAL LONG-TERM INVESTMENTS (Cost $1,851,939,856)		3,231,751,897

	Principal Amount
SHORT-TERM INVESTMENTS — 0.6%
Repurchase Agreement — 0.5%
State Street Bank & Trust Co. Repurchase Agreement, dated 9/29/17, 0.050%, due 10/02/17 (b)	$16,142,450	16,142,450

Time Deposit — 0.0%
Euro Time Deposit 0.120% 10/02/17	852	852

U.S. Treasury Bill — 0.1%
U.S. Treasury Bill (c) 0.000% 2/01/18	2,160,000	2,152,204

TOTAL SHORT-TERM INVESTMENTS (Cost $18,295,405)		18,295,506

TOTAL INVESTMENTS — 100.4% (Cost $1,870,235,261) (d)		3,250,047,403

Other Assets/(Liabilities) — (0.4)%		(11,560,008)

NET ASSETS — 100.0%		$3,238,487,395

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Maturity value of $16,142,517. Collateralized by U.S. Government Agency obligations with a rate of 2.125%, maturity date of 9/30/21, and an aggregate market value, including accrued interest, of $16,466,531.
(c)	A portion of this security is pledged/held as collateral for open futures contracts. (Note 2).
(d)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MM S&P 500 Index Fund – Portfolio of Investments (Continued)

The Fund had the following open Futures contracts at September 30, 2017:

Futures

	Expiration Date	Number of Contracts	Notional Amount	Value/Net Unrealized Appreciation/ (Depreciation)
Futures Contract — Long
S&P 500 E Mini Index	12/15/17	170	$21,186,139	$200,711

The accompanying notes are an integral part of the financial statements.

MassMutual Select Equity Opportunities Fund – Portfolio of Investments

September 30, 2017

	Number of Shares	Value
EQUITIES — 99.2%

COMMON STOCK — 99.0%
Basic Materials — 3.4%
Chemicals — 3.4%
CF Industries Holdings, Inc.	118,000	$4,148,880
DowDuPont, Inc.	141,917	9,824,914
Praxair, Inc.	69,155	9,663,720

		23,637,514

Communications — 3.8%
Media — 2.0%
Comcast Corp. Class A	175,000	6,734,000
Twenty-First Century Fox, Inc. Class B	284,000	7,324,360

		14,058,360

Telecommunications — 1.8%
Cisco Systems, Inc.	174,000	5,851,620
Verizon Communications, Inc.	133,000	6,582,170

		12,433,790

		26,492,150

Consumer, Cyclical — 12.7%
Apparel — 3.6%
NIKE, Inc. Class B	486,542	25,227,202

Lodging — 0.5%
Las Vegas Sands Corp.	53,000	3,400,480

Retail — 8.6%
Costco Wholesale Corp.	89,276	14,667,154
McDonald’s Corp.	77,425	12,130,949
The TJX Cos., Inc.	197,869	14,588,882
Wal-Mart Stores, Inc.	54,800	4,282,072
Walgreens Boots Alliance, Inc.	188,756	14,575,738

		60,244,795

		88,872,477

Consumer, Non-cyclical — 25.3%
Beverages — 5.7%
The Coca-Cola Co.	325,816	14,664,978
Diageo PLC	615,337	20,228,870
PepsiCo, Inc.	43,200	4,813,776

		39,707,624

Biotechnology — 0.5%
Gilead Sciences, Inc.	46,700	3,783,634

Cosmetics & Personal Care — 2.4%
Colgate-Palmolive Co.	233,372	17,001,150

Foods — 0.5%
Tyson Foods, Inc. Class A	49,000	3,452,050

Health Care – Products — 3.6%
Becton, Dickinson & Co.	30,300	5,937,285

	Number of Shares	Value
Medtronic PLC	251,060	$19,524,937

		25,462,222

Health Care – Services — 2.9%
Anthem, Inc.	42,700	8,107,876
UnitedHealth Group, Inc.	61,992	12,141,133

		20,249,009

Pharmaceuticals — 9.7%
Bristol-Myers Squibb Co.	367,687	23,436,369
Cardinal Health, Inc.	218,606	14,629,114
Johnson & Johnson	40,400	5,252,404
McKesson Corp.	95,189	14,621,982
Merck & Co., Inc.	151,733	9,715,464

		67,655,333

		177,311,022

Energy — 3.2%
Oil & Gas — 3.2%
Hess Corp.	129,000	6,048,810
Occidental Petroleum Corp.	82,300	5,284,483
Total SA	206,800	11,122,403

		22,455,696

Financial — 27.5%
Banks — 8.4%
Fifth Third Bancorp	113,500	3,175,730
JP Morgan Chase & Co.	96,600	9,226,266
Morgan Stanley	199,100	9,590,647
The PNC Financial Services Group, Inc.	172,304	23,221,410
State Street Corp.	77,300	7,385,242
Wells Fargo & Co.	113,100	6,237,465

		58,836,760

Diversified Financial Services — 8.1%
American Express Co.	229,967	20,802,815
Ameriprise Financial, Inc.	37,300	5,539,423
BlackRock, Inc.	35,533	15,886,449
Visa, Inc. Class A	140,001	14,733,705

		56,962,392

Insurance — 7.5%
Brighthouse Financial, Inc. (a)	22,866	1,390,253
Chubb Ltd.	162,937	23,226,669
Loews Corp.	153,000	7,322,580
Marsh & McLennan Cos., Inc.	174,903	14,658,620
MetLife, Inc.	118,000	6,130,100

		52,728,222

Real Estate Investment Trusts (REITS) — 3.5%
Equity Residential	48,900	3,223,977
Public Storage	97,435	20,850,116

		24,074,093

		192,601,467

The accompanying notes are an integral part of the financial statements.

MassMutual Select Equity Opportunities Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Industrial — 13.3%
Aerospace & Defense — 3.6%
The Boeing Co.	23,500	$5,973,935
Harris Corp.	54,300	7,150,224
Lockheed Martin Corp.	39,445	12,239,389

		25,363,548

Building Materials — 1.1%
Johnson Controls International PLC	179,000	7,211,910

Electrical Components & Equipment — 0.3%
Emerson Electric Co.	36,000	2,262,240

Transportation — 8.3%
Canadian National Railway Co.	190,956	15,821,303
Union Pacific Corp.	136,689	15,851,823
United Parcel Service, Inc. Class B	221,596	26,611,464

		58,284,590

		93,122,288

Technology — 7.8%
Computers — 2.6%
Accenture PLC Class A	125,228	16,914,546
Western Digital Corp.	8,800	760,320

		17,674,866

Semiconductors — 0.8%
QUALCOMM, Inc.	107,000	5,546,880

Software — 4.4%
Microsoft Corp.	415,739	30,968,398

		54,190,144

Utilities — 2.0%
Electric — 2.0%
Exelon Corp.	82,700	3,115,309
PG&E Corp.	104,300	7,101,787
The Southern Co.	72,000	3,538,080

		13,755,176

TOTAL COMMON STOCK (Cost $644,877,105)		692,437,934

PREFERRED STOCK — 0.2%
Consumer, Non-cyclical — 0.2%
Health Care – Products — 0.2%
Becton Dickinson and Co. 6.125%	28,422	1,570,600

TOTAL PREFERRED STOCK (Cost $1,421,100)		1,570,600

TOTAL EQUITIES (Cost $646,298,205)		694,008,534

	Number of Shares	Value
MUTUAL FUNDS — 0.0%
Diversified Financial Services — 0.0%
T. Rowe Price Reserve Investment Fund	1,004	$1,004

TOTAL MUTUAL FUNDS (Cost $1,004)		1,004

TOTAL LONG-TERM INVESTMENTS (Cost $646,299,209)		694,009,538

	Principal Amount
SHORT-TERM INVESTMENTS — 1.5%
Repurchase Agreement — 1.5%
State Street Bank & Trust Co. Repurchase Agreement, dated 9/29/17, 0.050%, due 10/02/17 (b)	$10,568,194	10,568,194

TOTAL SHORT-TERM INVESTMENTS (Cost $10,568,194)		10,568,194

TOTAL INVESTMENTS — 100.7% (Cost $656,867,403) (c)		704,577,732

Other Assets/(Liabilities) — (0.7)%		(4,752,937)

NET ASSETS — 100.0%		$699,824,795

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Maturity value of $10,568,238. Collateralized by U.S. Government Agency obligations with rates ranging from 1.500% – 3.125%, maturity dates ranging from 5/15/21 – 1/31/22, and an aggregate market value, including accrued interest, of $10,784,224.
(c)	See Note 6 for aggregate cost for federal tax purposes.

Country weightings, as a percentage of net assets, is as follows:

United States	82.9%
Ireland	6.2%
Switzerland	3.3%
United Kingdom	2.9%
Canada	2.3%
France	1.6%

Total Long-Term Investments	99.2%
Short-Term Investments and Other Assets and Liabilities	0.8%

Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.

MassMutual Select Fundamental Growth Fund – Portfolio of Investments

September 30, 2017

	Number of Shares	Value
EQUITIES — 99.2%

COMMON STOCK — 99.2%
Basic Materials — 1.7%
Iron & Steel — 0.3%
Cleveland-Cliffs, Inc. (a)	60,813	$434,813

Mining — 1.4%
Rio Tinto PLC Sponsored ADR (b)	43,261	2,041,487

		2,476,300

Communications — 17.2%
Internet — 16.0%
Alibaba Group Holding Ltd. Sponsored ADR (a)	6,075	1,049,213
Alphabet, Inc. Class C (a)	8,616	8,263,692
Amazon.com, Inc. (a)	1,428	1,372,808
eBay, Inc. (a)	42,632	1,639,627
Facebook, Inc. Class A (a)	31,994	5,466,815
The Priceline Group, Inc. (a)	1,358	2,486,253
VeriSign, Inc. (a) (b)	16,366	1,741,179
Yandex NV Class A (a)	19,532	643,579

		22,663,166

Media — 1.2%
Comcast Corp. Class A	29,493	1,134,891
FactSet Research Systems, Inc.	3,451	621,559

		1,756,450

		24,419,616

Consumer, Cyclical — 3.8%
Apparel — 0.2%
NIKE, Inc. Class B	5,939	307,937

Lodging — 0.8%
Las Vegas Sands Corp.	17,339	1,112,470

Retail — 2.8%
The Home Depot, Inc.	13,462	2,201,845
O’Reilly Automotive, Inc. (a)	3,674	791,269
The TJX Cos., Inc.	13,168	970,877

		3,963,991

		5,384,398

Consumer, Non-cyclical — 22.3%
Beverages — 0.8%
PepsiCo, Inc.	10,528	1,173,135

Biotechnology — 5.1%
Amgen, Inc.	10,667	1,988,862
Celgene Corp. (a)	24,103	3,514,700
Gilead Sciences, Inc.	22,151	1,794,674

		7,298,236

Commercial Services — 5.6%
Experian PLC	27,998	562,472

	Number of Shares	Value
Gartner, Inc. (a)	8,570	$1,066,194
Global Payments, Inc.	15,111	1,435,998
IHS Markit Ltd. (a)	30,851	1,359,912
PayPal Holdings, Inc. (a)	28,869	1,848,482
Vantiv, Inc. Class A (a)	23,372	1,647,025

		7,920,083

Health Care – Products — 1.6%
Danaher Corp.	9,786	839,443
Edwards Lifesciences Corp. (a)	12,441	1,359,926

		2,199,369

Health Care – Services — 4.3%
Aetna, Inc.	11,784	1,873,774
Anthem, Inc.	8,744	1,660,311
HCA Healthcare, Inc. (a)	8,765	697,606
ICON PLC (a)	7,541	858,769
Universal Health Services, Inc. Class B	8,812	977,603

		6,068,063

Pharmaceuticals — 4.9%
Allergan PLC	6,156	1,261,672
Bristol-Myers Squibb Co.	30,005	1,912,519
Johnson & Johnson	13,370	1,738,234
McKesson Corp.	8,244	1,266,361
Merck & Co., Inc.	12,016	769,384

		6,948,170

		31,607,056

Energy — 3.0%
Oil & Gas — 2.0%
BP PLC Sponsored ADR	25,836	992,877
Chevron Corp.	7,652	899,110
Pioneer Natural Resources Co.	6,201	914,896

		2,806,883

Oil & Gas Services — 1.0%
Baker Hughes a GE Co.	19,104	699,589
Schlumberger Ltd.	10,815	754,454

		1,454,043

		4,260,926

Financial — 12.4%
Banks — 2.8%
Bank of America Corp.	53,689	1,360,479
Citigroup, Inc.	23,304	1,695,133
JP Morgan Chase & Co.	10,309	984,613

		4,040,225

Diversified Financial Services — 7.8%
Alliance Data Systems Corp.	4,973	1,101,768
American Express Co.	25,553	2,311,524
Intercontinental Exchange, Inc.	23,264	1,598,237

The accompanying notes are an integral part of the financial statements.

MassMutual Select Fundamental Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Mastercard, Inc. Class A	17,912	$2,529,175
Visa, Inc. Class A	33,355	3,510,280

		11,050,984

Insurance — 0.8%
MetLife, Inc.	22,017	1,143,783

Real Estate Investment Trusts (REITS) — 1.0%
American Tower Corp.	9,931	1,357,369

		17,592,361

Industrial — 10.6%
Electrical Components & Equipment — 1.2%
Emerson Electric Co.	26,329	1,654,514

Electronics — 1.6%
Fortive Corp.	15,899	1,125,490
Honeywell International, Inc.	7,639	1,082,752

		2,208,242

Machinery – Construction & Mining — 1.8%
Caterpillar, Inc.	20,884	2,604,444

Machinery – Diversified — 3.6%
Cummins, Inc.	12,382	2,080,547
Rockwell Automation, Inc.	13,194	2,351,303
Roper Technologies, Inc.	2,963	721,194

		5,153,044

Miscellaneous – Manufacturing — 2.4%
Dover Corp.	18,968	1,733,486
Parker-Hannifin Corp.	9,565	1,674,066

		3,407,552

		15,027,796

Technology — 28.2%
Computers — 9.0%
Amdocs Ltd.	6,992	449,725
Apple, Inc.	62,293	9,600,597
Check Point Software Technologies Ltd. (a)	12,024	1,370,977
NetApp, Inc.	30,256	1,324,003

		12,745,302

Semiconductors — 7.1%
Analog Devices, Inc.	9,005	775,961
Applied Materials, Inc.	36,877	1,920,923
Maxim Integrated Products, Inc.	24,864	1,186,261
QUALCOMM, Inc.	32,781	1,699,367
Teradyne, Inc.	25,890	965,438
Texas Instruments, Inc.	29,264	2,623,225
Xilinx, Inc.	11,808	836,361

		10,007,536

Software — 12.1%
Electronic Arts, Inc. (a)	12,736	1,503,612

	Number of Shares	Value
Fiserv, Inc. (a)	5,488	$707,733
Intuit, Inc.	7,553	1,073,583
Microsoft Corp.	105,903	7,888,714
Oracle Corp.	63,339	3,062,441
ServiceNow, Inc. (a)	6,308	741,379
SS&C Technologies Holdings, Inc	30,599	1,228,550
Workday, Inc. Class A (a)	9,277	977,703

		17,183,715

		39,936,553

TOTAL COMMON STOCK (Cost $114,840,577)		140,705,006

TOTAL EQUITIES (Cost $114,840,577)		140,705,006

MUTUAL FUNDS — 2.3%
Diversified Financial Services — 2.3%
State Street Navigator Securities Lending Prime Portfolio (c)	3,279,449	3,279,449

TOTAL MUTUAL FUNDS (Cost $3,279,449)		3,279,449

TOTAL LONG-TERM INVESTMENTS (Cost $118,120,026)		143,984,455

	Principal Amount
SHORT-TERM INVESTMENTS — 1.7%
Repurchase Agreement — 1.7%
State Street Bank & Trust Co. Repurchase Agreement, dated 9/29/17, 0.050%, due 10/02/17 (d)	$2,353,808	2,353,808

Time Deposit — 0.0%
Euro Time Deposit 0.120% 10/02/17	154	154

TOTAL SHORT-TERM INVESTMENTS (Cost $2,353,962)		2,353,962

TOTAL INVESTMENTS — 103.2% (Cost $120,473,988) (e)		146,338,417

Other Assets/(Liabilities) — (3.2)%		(4,479,592)

NET ASSETS — 100.0%		$141,858,825

The accompanying notes are an integral part of the financial statements.

MassMutual Select Fundamental Growth Fund – Portfolio of Investments (Continued)

Abbreviation Legend

ADR	American Depositary Receipt

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2017, was $3,207,727 or 2.26% of net assets. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).
(c)	Represents investment of security lending collateral. (Note 2).
(d)	Maturity value of $2,353,818. Collateralized by U.S. Government Agency obligations with a rate of 2.125%, maturity date of 9/30/21, and an aggregate market value, including accrued interest, of $2,401,369.
(e)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Blue Chip Growth Fund – Portfolio of Investments

September 30, 2017

	Number of Shares	Value
EQUITIES — 99.1%

COMMON STOCK — 99.1%
Basic Materials — 0.2%
Chemicals — 0.2%
DowDuPont, Inc.	1,410	$97,614
The Sherwin-Williams Co.	11,400	4,081,655

		4,179,269

Communications — 30.9%
Internet — 28.6%
Alibaba Group Holding Ltd. Sponsored ADR (a)	633,258	109,369,989
Alphabet, Inc. Class A (a)	49,775	48,466,913
Alphabet, Inc. Class C (a)	82,516	79,141,921
Amazon.com, Inc. (a)	160,977	154,755,239
Ctrip.com International Ltd. ADR (a)	133,120	7,020,749
Facebook, Inc. Class A (a)	746,046	127,476,880
Netflix, Inc. (a)	75,100	13,619,385
The Priceline Group, Inc. (a)	30,000	54,924,600
Symantec Corp.	58,300	1,912,823
Tencent Holdings Ltd.	655,400	28,334,348

		625,022,847

Media — 0.6%
Charter Communications, Inc. Class A (a)	537	195,156
FactSet Research Systems, Inc.	77,237	13,911,156

		14,106,312

Telecommunications — 1.7%
Cisco Systems, Inc.	1,109,641	37,317,227

		676,446,386

Consumer, Cyclical — 6.8%
Airlines — 1.4%
Alaska Air Group, Inc.	113,600	8,664,272
American Airlines Group, Inc.	436,700	20,738,883
Delta Air Lines, Inc.	12,700	612,394
United Continental Holdings, Inc. (a)	26,700	1,625,496

		31,641,045

Auto Manufacturers — 0.6%
Ferrari NV	36,600	4,043,568
Tesla, Inc. (a)	28,128	9,594,461

		13,638,029

Auto Parts & Equipment — 0.2%
Delphi Automotive PLC	43,000	4,231,200

Leisure Time — 0.3%
Norwegian Cruise Line Holdings Ltd. (a)	1,400	75,670

	Number of Shares	Value
Royal Caribbean Cruises Ltd.	57,000	$6,756,780

		6,832,450

Lodging — 0.9%
Hilton Worldwide Holdings, Inc.	66,651	4,628,912
Marriott International, Inc. Class A	111,090	12,248,783
MGM Resorts International	65,600	2,137,904

		19,015,599

Retail — 3.4%
Coach, Inc.	7,500	302,100
Costco Wholesale Corp.	1,000	164,290
Dollar General Corp.	48,000	3,890,400
The Home Depot, Inc.	83,400	13,640,904
Lowe’s Cos., Inc.	3,500	279,790
McDonald’s Corp.	38,300	6,000,844
O’Reilly Automotive, Inc. (a)	4,670	1,005,778
Ross Stores, Inc.	127,900	8,258,503
Starbucks Corp.	34,400	1,847,624
Walgreens Boots Alliance, Inc.	26,000	2,007,720
Yum China Holdings, Inc. (a)	287,414	11,487,938
Yum! Brands, Inc.	346,053	25,472,961

		74,358,852

		149,717,175

Consumer, Non-cyclical — 23.5%
Agriculture — 0.6%
Philip Morris International, Inc.	116,023	12,879,713

Beverages — 2.8%
The Coca-Cola Co.	535,418	24,099,164
Constellation Brands, Inc. Class A	11,900	2,373,455
Monster Beverage Corp. (a)	614,342	33,942,396

		60,415,015

Biotechnology — 4.9%
Alexion Pharmaceuticals, Inc. (a)	139,458	19,564,563
Amgen, Inc.	91,290	17,021,021
Biogen, Inc. (a)	41,300	12,931,856
Celgene Corp. (a)	98,200	14,319,524
Illumina, Inc. (a)	2,991	595,807
Regeneron Pharmaceuticals, Inc. (a)	51,015	22,809,827
Vertex Pharmaceuticals, Inc. (a)	133,100	20,236,524

		107,479,122

Commercial Services — 2.0%
Automatic Data Processing, Inc.	67,153	7,341,166
Cintas Corp.	11,600	1,673,648
Equifax, Inc.	20,792	2,203,744
FleetCor Technologies, Inc. (a)	12,400	1,919,148
Global Payments, Inc.	71,500	6,794,645
IHS Markit Ltd. (a)	41,965	1,849,817
PayPal Holdings, Inc. (a)	269,200	17,236,876
S&P Global, Inc.	22,200	3,470,082

The accompanying notes are an integral part of the financial statements.

MassMutual Select Blue Chip Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Vantiv, Inc. Class A (a)	22,300	$1,571,481

		44,060,607

Cosmetics & Personal Care — 1.1%
The Procter & Gamble Co.	268,785	24,454,059

Foods — 1.3%
Danone SA Sponsored ADR	1,780,431	28,041,788

Health Care – Products — 4.9%
Becton, Dickinson & Co.	88,010	17,245,559
Danaher Corp.	196,900	16,890,082
Intuitive Surgical, Inc. (a)	19,500	20,394,660
Stryker Corp.	135,400	19,229,508
Thermo Fisher Scientific, Inc.	76,008	14,380,714
Varian Medical Systems, Inc. (a)	182,313	18,242,239

		106,382,762

Health Care – Services — 3.3%
Aetna, Inc.	76,272	12,128,011
Cigna Corp.	73,200	13,684,008
Humana, Inc.	41,900	10,208,097
UnitedHealth Group, Inc.	182,000	35,644,700

		71,664,816

Pharmaceuticals — 2.6%
Allergan PLC	2,793	572,425
Merck & Co., Inc.	170,035	10,887,341
Novartis AG Sponsored ADR	196,136	16,838,276
Novo Nordisk A/S Sponsored ADR	575,084	27,690,295
Shire PLC ADR	1,009	154,518
Zoetis, Inc.	31,300	1,995,688

		58,138,543

		513,516,425

Energy — 1.2%
Oil & Gas Services — 1.2%
Schlumberger Ltd.	364,175	25,404,848

Financial — 14.0%
Banks — 3.0%
The Bank of New York Mellon Corp.	24,300	1,288,386
Citigroup, Inc.	56,400	4,102,536
Citizens Financial Group, Inc.	10,900	412,783
First Republic Bank	54,922	5,737,152
JP Morgan Chase & Co.	92,700	8,853,777
Morgan Stanley	634,400	30,559,048
State Street Corp.	144,900	13,843,746

		64,797,428

Diversified Financial Services — 9.2%
American Express Co.	140,804	12,737,130
Ameriprise Financial, Inc.	1,800	267,318
The Charles Schwab Corp.	142,100	6,215,454
CME Group, Inc.	900	122,112
Intercontinental Exchange, Inc.	232,200	15,952,140

	Number of Shares	Value
Mastercard, Inc. Class A	254,600	$35,949,520
SEI Investments Co.	414,034	25,280,916
TD Ameritrade Holding Corp.	391,200	19,090,560
Visa, Inc. Class A	822,705	86,581,474

		202,196,624

Insurance — 0.6%
Chubb Ltd.	1,800	256,590
Marsh & McLennan Cos., Inc.	37,500	3,142,875
The Progressive Corp.	35,300	1,709,226
Willis Towers Watson PLC	47,172	7,275,337

		12,384,028

Real Estate Investment Trusts (REITS) — 1.2%
American Tower Corp.	153,200	20,939,376
Equinix, Inc.	9,032	4,030,982
SBA Communications Corp. (a)	4,800	691,440

		25,661,798

		305,039,878

Industrial — 6.6%
Aerospace & Defense — 1.9%
The Boeing Co.	135,300	34,394,613
Harris Corp.	14,200	1,869,856
Northrop Grumman Corp.	10,400	2,992,288
Raytheon Co.	2,400	447,792
Rockwell Collins, Inc.	12,500	1,633,875

		41,338,424

Electronics — 0.8%
Agilent Technologies, Inc.	9,700	622,740
Fortive Corp.	131,750	9,326,583
Honeywell International, Inc.	59,000	8,362,660

		18,311,983

Hand & Machine Tools — 0.2%
Stanley Black & Decker, Inc.	25,800	3,895,026

Machinery – Diversified — 1.3%
Deere & Co.	173,297	21,764,370
Roper Technologies, Inc.	29,400	7,155,960

		28,920,330

Miscellaneous – Manufacturing — 0.0%
Textron, Inc.	2,500	134,700

Packaging & Containers — 0.2%
Ball Corp.	81,934	3,383,874

Transportation — 2.2%
Canadian Pacific Railway Ltd.	12,300	2,066,769
CSX Corp.	8,300	450,358
Expeditors International of Washington, Inc.	402,588	24,098,918
FedEx Corp.	2,100	473,718
Union Pacific Corp.	700	81,179

The accompanying notes are an integral part of the financial statements.

MassMutual Select Blue Chip Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
United Parcel Service, Inc. Class B	173,299	$20,811,477

		47,982,419

		143,966,756

Technology — 15.8%
Computers — 1.1%
Apple, Inc.	152,500	23,503,300

Semiconductors — 2.5%
Analog Devices, Inc.	72,621	6,257,752
ASML Holding NV	2,400	410,880
Broadcom Ltd.	48,800	11,835,952
KLA-Tencor Corp.	11,700	1,240,200
Lam Research Corp.	8,300	1,535,832
Microchip Technology, Inc.	63,600	5,710,008
QUALCOMM, Inc.	453,954	23,532,975
Xilinx, Inc.	58,100	4,115,223

		54,638,822

Software — 12.2%
Activision Blizzard, Inc.	32,000	2,064,320
Autodesk, Inc. (a)	286,147	32,122,862
Cerner Corp. (a)	287,148	20,479,395
Electronic Arts, Inc. (a)	97,900	11,558,074
Fidelity National Information Services, Inc.	83,500	7,798,065
Fiserv, Inc. (a)	99,000	12,767,040
Intuit, Inc.	81,600	11,598,624
Microsoft Corp.	1,021,518	76,092,876
Oracle Corp.	737,223	35,644,732
Red Hat, Inc. (a)	88,690	9,832,174
salesforce.com, Inc. (a)	239,700	22,392,774
ServiceNow, Inc. (a)	164,000	19,274,920
Workday, Inc. Class A (a)	60,400	6,365,556

		267,991,412

		346,133,534

Utilities — 0.1%
Electric — 0.1%
NextEra Energy, Inc.	10,300	1,509,465

TOTAL COMMON STOCK (Cost $1,496,225,160)		2,165,913,736

TOTAL EQUITIES (Cost $1,496,225,160)		2,165,913,736

	Number of Shares	Value
MUTUAL FUNDS — 0.0%
Diversified Financial Services — 0.0%
T. Rowe Price Reserve Investment Fund	1,025	$1,025

TOTAL MUTUAL FUNDS (Cost $1,025)		1,025

TOTAL LONG-TERM INVESTMENTS (Cost $1,496,226,185)		2,165,914,761

	Principal Amount
SHORT-TERM INVESTMENTS — 0.9%
Repurchase Agreement — 0.3%
State Street Bank & Trust Co. Repurchase Agreement, dated 9/29/17, 0.050%, due 10/02/17 (b)	$6,235,585	6,235,585

Time Deposit — 0.6%
Euro Time Deposit 0.120% 10/02/17	14,706,452	14,706,452

TOTAL SHORT-TERM INVESTMENTS (Cost $20,942,037)		20,942,037

TOTAL INVESTMENTS — 100.0% (Cost $1,517,168,222) (c)		2,186,856,798

Other Assets/(Liabilities) — (0.0)%		(715,517)

NET ASSETS — 100.0%		$2,186,141,281

Abbreviation Legend

ADR	American Depositary Receipt

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Maturity value of $6,235,611. Collateralized by U.S. Government Agency obligations with a rate of 1.500%, maturity date of 1/31/22, and an aggregate market value, including accrued interest, of $6,362,465.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Blue Chip Growth Fund – Portfolio of Investments (Continued)

Notes to Portfolio of Investments (Continued)

Country weightings, as a percentage of net assets, is as follows:

United States	86.1%
Cayman Islands	6.6%
Netherlands	1.4%
France	1.3%
Denmark	1.3%
Switzerland	0.8%
Singapore	0.5%
Ireland	0.4%
Liberia	0.3%
United Kingdom	0.2%
Canada	0.1%
Bermuda	0.1%

Total Long-Term Investments	99.1%
Short-Term Investments and Other Assets and Liabilities	0.9%

Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.

MassMutual Select Growth Opportunities Fund – Portfolio of Investments

September 30, 2017

	Number of Shares	Value
EQUITIES — 98.2%

COMMON STOCK — 98.2%
Communications — 32.1%
Internet — 30.4%
Alibaba Group Holding Ltd. Sponsored ADR (a)	152,500	$26,338,275
Alphabet, Inc. Class A (a)	35,795	34,854,307
Alphabet, Inc. Class C (a)	14,744	14,141,118
Amazon.com, Inc. (a)	24,700	23,745,345
Baidu, Inc. Sponsored ADR (a)	79,600	19,716,124
eBay, Inc. (a)	396,690	15,256,697
Facebook, Inc. Class A (a)	240,690	41,126,700
Netflix, Inc. (a)	107,000	19,404,450
Palo Alto Networks, Inc. (a)	63,000	9,078,300
The Priceline Group, Inc. (a)	10,600	19,406,692
Snap, Inc. Class A (a) (b)	289,853	4,214,463
Symantec Corp.	374,870	12,299,485
TripAdvisor, Inc. (a) (b)	210,928	8,548,912

		248,130,868

Media — 1.7%
Liberty Global PLC Series A (a)	87,927	2,981,605
Liberty Global PLC Series C (a)	325,950	10,658,565

		13,640,170

		261,771,038

Consumer, Cyclical — 5.1%
Apparel — 0.5%
Under Armour, Inc. Class A (a) (b)	139,500	2,298,960
Under Armour, Inc. Class C (a) (b)	141,369	2,123,362

		4,422,322

Retail — 4.6%
Chipotle Mexican Grill, Inc. (a) (b)	24,600	7,572,618
Dollar General Corp.	102,877	8,338,181
Liberty Interactive Corp. QVC Group Class A (a)	620,045	14,614,461
Starbucks Corp.	130,000	6,982,300

		37,507,560

		41,929,882

Consumer, Non-cyclical — 24.4%
Beverages — 1.5%
Monster Beverage Corp. (a)	219,000	12,099,750

Biotechnology — 12.7%
Alexion Pharmaceuticals, Inc. (a)	98,500	13,818,565
Biogen, Inc. (a)	73,868	23,129,548
BioMarin Pharmaceutical, Inc. (a)	101,500	9,446,605
Celgene Corp. (a)	143,005	20,852,989
Illumina, Inc. (a)	61,100	12,171,120
Incyte Corp. (a)	92,400	10,786,776

	Number of Shares	Value
Regeneron Pharmaceuticals, Inc. (a)	30,400	$13,592,448

		103,798,051

Commercial Services — 5.3%
CoStar Group, Inc. (a)	31,165	8,360,011
Nielsen Holdings PLC	187,065	7,753,844
PayPal Holdings, Inc. (a)	425,042	27,215,440

		43,329,295

Health Care – Products — 2.3%
DENTSPLY SIRONA, Inc.	169,514	10,138,632
Edwards Lifesciences Corp. (a)	81,000	8,854,110

		18,992,742

Health Care – Services — 1.6%
Quintiles IMS Holdings, Inc. (a)	135,865	12,916,686

Pharmaceuticals — 1.0%
Allergan PLC	39,617	8,119,504

		199,256,028

Financial — 17.3%
Diversified Financial Services — 14.3%
The Charles Schwab Corp.	551,828	24,136,957
CME Group, Inc.	7,187	975,132
Intercontinental Exchange, Inc.	210,995	14,495,356
LendingClub Corp. (a)	472,000	2,874,480
Mastercard, Inc. Class A	137,631	19,433,497
Visa, Inc. Class A	516,046	54,308,681

		116,224,103

Real Estate Investment Trusts (REITS) — 3.0%
Crown Castle International Corp.	159,684	15,965,207
Equinix, Inc.	18,801	8,390,886

		24,356,093

		140,580,196

Industrial — 1.7%
Transportation — 1.7%
FedEx Corp.	61,584	13,892,119

Technology — 17.6%
Semiconductors — 2.0%
ASML Holding NV	52,225	8,940,920
NVIDIA Corp.	41,592	7,435,402

		16,376,322

Software — 15.6%
Activision Blizzard, Inc.	135,000	8,708,850
Adobe Systems, Inc. (a)	125,600	18,737,008
athenahealth, Inc. (a)	12,392	1,541,069
Electronic Arts, Inc. (a)	94,572	11,165,170
Microsoft Corp.	304,123	22,654,122
salesforce.com, Inc. (a)	270,000	25,223,400
ServiceNow, Inc. (a)	154,000	18,099,620
Splunk, Inc. (a)	165,500	10,994,165

The accompanying notes are an integral part of the financial statements.

MassMutual Select Growth Opportunities Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Take-Two Interactive Software, Inc. (a)	94,213	$9,631,395

		126,754,799

		143,131,121

TOTAL COMMON STOCK (Cost $571,237,399)		800,560,384

TOTAL EQUITIES (Cost $571,237,399)		800,560,384

MUTUAL FUNDS — 2.9%
Diversified Financial Services — 2.9%
State Street Navigator Securities Lending Prime Portfolio (c)	23,725,764	23,725,764

TOTAL MUTUAL FUNDS (Cost $23,725,764)		23,725,764

TOTAL LONG-TERM INVESTMENTS (Cost $594,963,163)		824,286,148

	Principal Amount
SHORT-TERM INVESTMENTS — 1.2%
Repurchase Agreement — 1.2%
State Street Bank & Trust Co. Repurchase Agreement, dated 9/29/17, 0.050%, due 10/02/17 (d)	$9,763,308	9,763,308

TOTAL SHORT-TERM INVESTMENTS (Cost $9,763,308)		9,763,308

TOTAL INVESTMENTS — 102.3% (Cost $604,726,471) (e)		834,049,456

Other Assets/(Liabilities) — (2.3)%		(18,811,590)

NET ASSETS — 100.0%		$815,237,866

Abbreviation Legend

ADR	American Depositary Receipt

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2017, was $23,129,650 or 2.84% of net assets. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).
(c)	Represents investment of security lending collateral. (Note 2).
(d)	Maturity value of $9,763,348. Collateralized by U.S. Government Agency obligations with rates ranging from 2.125% – 3.125%, maturity dates ranging from 5/15/21 – 9/30/21, and an aggregate market value, including accrued interest, of $9,967,088.
(e)	See Note 6 for aggregate cost for federal tax purposes.

Country weightings, as a percentage of net assets, is as follows:

United States	90.8%
Cayman Islands	5.6%
United Kingdom	2.6%
Netherlands	1.1%
Ireland	1.0%

Total Long-Term Investments	101.1%
Short-Term Investments and Other Assets and Liabilities	(1.1)%

Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid-Cap Value Fund – Portfolio of Investments

September 30, 2017

	Number of Shares	Value
EQUITIES — 101.1%

COMMON STOCK — 101.1%
Basic Materials — 2.0%
Chemicals — 0.8%
Agrium, Inc.	1,540	$165,103
Huntsman Corp.	19,645	538,666

		703,769

Mining — 1.2%
Alcoa Corp.	15,060	702,097
Freeport-McMoRan, Inc. (a)	8,335	117,024
Newmont Mining Corp.	9,500	356,345

		1,175,466

		1,879,235

Communications — 1.5%
Media — 0.6%
CBS Corp. Class B	5,215	302,470
Meredith Corp.	4,675	259,462

		561,932

Telecommunications — 0.9%
Level 3 Communications, Inc. (a)	15,926	848,697

		1,410,629

Consumer, Cyclical — 8.8%
Airlines — 0.1%
JetBlue Airways Corp. (a)	6,950	128,783

Apparel — 0.4%
Wolverine World Wide, Inc.	12,940	373,319

Auto Manufacturers — 0.9%
Honda Motor Co. Ltd. Sponsored ADR	22,037	651,414
PACCAR, Inc.	3,474	251,309

		902,723

Auto Parts & Equipment — 0.5%
Delphi Automotive PLC	3,082	303,269
Visteon Corp. (a)	1,321	163,500

		466,769

Distribution & Wholesale — 0.1%
Triton International Ltd.	4,485	149,261

Entertainment — 0.6%
Lions Gate Entertainment Corp. Class B (a)	17,310	550,285

Food Services — 0.4%
Aramark	9,115	370,160

Home Builders — 1.4%
PulteGroup, Inc.	22,381	611,673
Toll Brothers, Inc.	16,970	703,746

		1,315,419

	Number of Shares	Value
Leisure Time — 0.3%
Carnival Corp.	3,794	$244,978

Retail — 3.7%
Advance Auto Parts, Inc.	7,435	737,552
Burlington Stores, Inc. (a)	4,565	435,775
The Children’s Place, Inc.	3,565	421,205
MSC Industrial Direct Co., Inc. Class A	7,385	558,084
PVH Corp.	6,550	825,693
Target Corp.	8,155	481,227

		3,459,536

Toys, Games & Hobbies — 0.4%
Mattel, Inc.	22,201	343,671

		8,304,904

Consumer, Non-cyclical — 15.9%
Commercial Services — 0.5%
ABM Industries, Inc.	5,760	240,250
United Rentals, Inc. (a)	1,840	255,281

		495,531

Foods — 7.9%
Conagra Brands, Inc.	34,852	1,175,907
General Mills, Inc.	17,332	897,104
The J.M. Smucker Co.	4,896	513,737
Kellogg Co.	12,390	772,764
Lamb Weston Holdings, Inc.	4,626	216,913
Mondelez International, Inc. Class A	24,964	1,015,036
Nomad Foods Ltd. (a)	26,895	391,860
Orkla ASA	29,233	300,151
Pinnacle Foods, Inc.	13,030	744,925
Sysco Corp.	14,413	777,582
Tyson Foods, Inc. Class A	4,875	343,444
US Foods Holding Corp. (a)	13,355	356,579

		7,506,002

Health Care – Products — 2.6%
Baxter International, Inc.	3,970	249,117
Boston Scientific Corp. (a)	9,960	290,533
STERIS PLC	4,799	424,232
Zimmer Biomet Holdings, Inc.	12,566	1,471,353

		2,435,235

Health Care – Services — 2.5%
HCA Healthcare, Inc. (a)	8,273	658,448
HealthSouth Corp.	6,735	312,167
ICON PLC (a)	1,795	204,415
LifePoint Health, Inc. (a)	14,015	811,469
Quest Diagnostics, Inc.	4,582	429,058

		2,415,557

Household Products & Wares — 0.4%
Avery Dennison Corp.	3,810	374,675

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid-Cap Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Pharmaceuticals — 2.0%
Cardinal Health, Inc.	10,934	$731,703
Express Scripts Holding Co. (a)	9,146	579,125
McKesson Corp.	3,596	552,382

		1,863,210

		15,090,210

Energy — 12.4%
Coal — 0.3%
Arch Coal, Inc. Class A	4,405	316,015

Oil & Gas — 9.7%
Anadarko Petroleum Corp.	13,672	667,877
Andeavor	2,755	284,178
Devon Energy Corp.	15,332	562,838
Energen Corp. (a)	16,200	885,816
EQT Corp.	13,935	909,119
Helmerich & Payne, Inc.	8,016	417,714
Hess Corp.	3,485	163,412
HollyFrontier Corp.	8,205	295,134
Imperial Oil Ltd.	39,381	1,258,046
Marathon Petroleum Corp.	10,606	594,784
Noble Energy, Inc.	29,601	839,484
Occidental Petroleum Corp.	13,850	889,308
Precision Drilling Corp. (a)	151,940	474,053
SM Energy Co.	18,045	320,118
WPX Energy, Inc. (a)	51,145	588,168

		9,150,049

Oil & Gas Services — 2.1%
Baker Hughes a GE Co.	20,984	768,434
Halliburton Co.	7,973	366,997
National Oilwell Varco, Inc.	23,557	841,692

		1,977,123

Pipelines — 0.3%
Spectra Energy Partners LP (b)	7,115	315,764

		11,758,951

Financial — 28.0%
Banks — 9.9%
Bank of Hawaii Corp.	5,006	417,300
BB&T Corp.	21,446	1,006,675
Citizens Financial Group, Inc.	27,470	1,040,289
Comerica, Inc.	11,464	874,245
Commerce Bancshares, Inc.	9,441	545,407
F.N.B. Corp.	33,710	472,951
KeyCorp	16,510	310,718
M&T Bank Corp.	4,813	775,086
Northern Trust Corp.	21,130	1,942,481
The PNC Financial Services Group, Inc.	3,271	440,833
State Street Corp.	1,433	136,909
SunTrust Banks, Inc.	8,581	512,886
UMB Financial Corp.	2,899	215,946

	Number of Shares	Value
Westamerica Bancorp.	11,065	$658,810

		9,350,536

Diversified Financial Services — 3.5%
Ameriprise Financial, Inc.	6,019	893,882
E*TRADE Financial Corp. (a)	7,785	339,504
Invesco Ltd.	32,756	1,147,770
Lazard Ltd. Class A	14,430	652,525
T. Rowe Price Group, Inc.	3,487	316,096

		3,349,777

Insurance — 6.1%
Aflac, Inc.	4,621	376,103
Arthur J Gallagher & Co.	7,290	448,700
Athene Holding Ltd. Class A (a)	13,120	706,381
Brown & Brown, Inc.	6,471	311,838
Chubb Ltd.	6,169	879,391
The Hartford Financial Services Group, Inc.	12,175	674,860
ProAssurance Corp.	5,305	289,918
Reinsurance Group of America, Inc.	3,786	528,261
Torchmark Corp.	2,548	204,069
The Travelers Cos., Inc.	1,360	166,627
Unum Group	22,086	1,129,257

		5,715,405

Real Estate — 0.4%
CBRE Group, Inc. Class A (a)	8,636	327,132

Real Estate Investment Trusts (REITS) — 7.5%
American Tower Corp.	4,531	619,297
Boston Properties, Inc.	2,963	364,093
Digital Realty Trust, Inc.	4,168	493,199
Empire State Realty Trust, Inc. Class A	10,925	224,400
EPR Properties	9,030	629,752
Gaming and Leisure Properties, Inc.	2,595	95,730
Host Hotels & Resorts, Inc.	21,490	397,350
Liberty Property Trust	13,900	570,734
Medical Properties Trust, Inc.	26,020	341,643
MGM Growth Properties LLC Class A	13,243	400,071
Piedmont Office Realty Trust, Inc. Class A	46,658	940,625
SL Green Realty Corp.	5,585	565,872
Weyerhaeuser Co.	43,042	1,464,719

		7,107,485

Savings & Loans — 0.6%
Capitol Federal Financial, Inc.	41,484	609,815

		26,460,150

Industrial — 16.9%
Building Materials — 2.0%
Johnson Controls International PLC	47,584	1,917,159

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid-Cap Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Electrical Components & Equipment — 2.5%
Belden, Inc.	7,990	$643,435
Emerson Electric Co.	13,346	838,663
Hubbell, Inc.	7,524	872,934

		2,355,032

Electronics — 2.2%
Keysight Technologies, Inc. (a)	19,531	813,661
Koninklijke Philips NV	8,066	333,620
Orbotech Ltd. (a)	3,660	154,489
PerkinElmer, Inc.	1,815	125,181
TE Connectivity Ltd.	7,972	662,154

		2,089,105

Engineering & Construction — 0.8%
KBR, Inc.	43,030	769,377

Environmental Controls — 0.5%
Republic Services, Inc.	7,585	501,065

Machinery – Construction & Mining — 0.7%
Oshkosh Corp.	2,060	170,032
Terex Corp.	11,540	519,531

		689,563

Machinery – Diversified — 1.1%
AGCO Corp.	1,835	135,368
Cummins, Inc.	4,941	830,236
Rockwell Automation, Inc.	612	109,065

		1,074,669

Miscellaneous – Manufacturing — 2.3%
Eaton Corp. PLC	6,442	494,681
Ingersoll-Rand PLC	7,461	665,297
Parker-Hannifin Corp.	1,283	224,551
Textron, Inc.	13,683	737,240

		2,121,769

Packaging & Containers — 3.5%
Bemis Co., Inc.	9,868	449,685
Graphic Packaging Holding Co.	57,737	805,431
Sonoco Products Co.	12,649	638,142
WestRock Co.	24,067	1,365,321

		3,258,579

Transportation — 1.0%
Atlas Air Worldwide Holdings, Inc. (a)	2,800	184,240
Heartland Express, Inc.	28,934	725,665

		909,905

Trucking & Leasing — 0.3%
GATX Corp.	4,165	256,397

		15,942,620

	Number of Shares	Value
Technology — 7.1%
Computers — 1.4%
Barracuda Networks, Inc. (a)	18,885	$457,584
Leidos Holdings, Inc.	5,875	347,917
NetApp, Inc.	7,865	344,172
Western Digital Corp.	1,955	168,912

		1,318,585

Semiconductors — 5.3%
Applied Materials, Inc.	17,885	931,630
Lam Research Corp.	4,699	869,503
Maxim Integrated Products, Inc.	20,049	956,538
Micron Technology, Inc. (a)	16,065	631,837
Microsemi Corp. (a)	8,965	461,518
Teradyne, Inc.	27,829	1,037,743
Xilinx, Inc.	1,600	113,328

		5,002,097

Software — 0.4%
Allscripts Healthcare Solutions, Inc. (a)	25,080	356,888

		6,677,570

Utilities — 8.5%
Electric — 7.5%
Ameren Corp.	13,698	792,292
Edison International	12,073	931,673
Entergy Corp.	4,835	369,201
Eversource Energy	4,879	294,887
Exelon Corp.	17,595	662,804
NorthWestern Corp.	7,478	425,797
PG&E Corp.	14,850	1,011,136
Pinnacle West Capital Corp.	5,610	474,382
Public Service Enterprise Group, Inc.	20,580	951,825
Westar Energy, Inc.	3,657	181,387
Xcel Energy, Inc.	20,752	981,985

		7,077,369

Gas — 1.0%
Atmos Energy Corp.	5,047	423,141
Spire, Inc.	7,411	553,231

		976,372

		8,053,741

TOTAL COMMON STOCK (Cost $86,594,503)		95,578,010

TOTAL EQUITIES (Cost $86,594,503)		95,578,010

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid-Cap Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
MUTUAL FUNDS — 1.9%
Diversified Financial Services — 1.9%
iShares Russell Mid-Cap Value ETF	21,260	$1,805,612

TOTAL MUTUAL FUNDS (Cost $1,721,307)		1,805,612

TOTAL LONG-TERM INVESTMENTS (Cost $88,315,810)		97,383,622

	Principal Amount
SHORT-TERM INVESTMENTS — 2.9%
Repurchase Agreement — 2.9%
State Street Bank & Trust Co. Repurchase Agreement, dated 9/29/17, 0.050%, due 10/02/17 (c)	$2,695,145	2,695,145

TOTAL SHORT-TERM INVESTMENTS (Cost $2,695,145)		2,695,145

Value
TOTAL INVESTMENTS — 105.9% (Cost $91,010,955) (d)	$100,078,767

Other Assets/(Liabilities) — (5.9)%	(5,546,046)

NET ASSETS — 100.0%	$94,532,721

Abbreviation Legend

ADR	American Depositary Receipt
ETF	Exchange-Traded Fund

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Security is a Master Limited Partnership.
(c)	Maturity value of $2,695,157. Collateralized by U.S. Government Agency obligations with rates ranging from 2.000% – 2.125%, maturity dates ranging from 1/31/21 – 8/31/21, and an aggregate market value, including accrued interest, of $2,754,516.
(d)	See Note 6 for aggregate cost for federal tax purposes.

The Fund had the following open Forward contracts at September 30, 2017:

Forward Contracts

		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
Contract to Buy
EUR	14,031	UBS AG	12/29/17	$16,640	$25

Contracts to Deliver
JPY	44,320,996	Credit Suisse International	12/29/17	398,690	3,081

NOK	1,997,783	JP Morgan Chase Bank, NA	12/29/17	254,251	2,903

CAD	1,308,828	Morgan Stanley & Co. LLC	12/29/17	1,058,400	8,857

EUR	248,887	UBS AG	12/29/17	294,998	(618)

				$2,006,339	$14,223

Currency Legend

CAD	Canadian Dollar
EUR	Euro
JPY	Japanese Yen
NOK	Norwegian Krone

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Value Equity Fund – Portfolio of Investments

September 30, 2017

	Number of Shares	Value
EQUITIES — 98.2%

COMMON STOCK — 98.2%
Basic Materials — 8.4%
Chemicals — 2.7%
Orion Engineered Carbons SA	50,170	$1,126,316
PolyOne Corp.	64,819	2,594,705
Sensient Technologies Corp.	17,880	1,375,330

		5,096,351

Forest Products & Paper — 1.3%
Deltic Timber Corp.	15,950	1,410,458
Neenah Paper, Inc.	12,050	1,030,878

		2,441,336

Iron & Steel — 1.8%
Allegheny Technologies, Inc.	145,500	3,477,450

Mining — 2.6%
Ferroglobe PLC	233,400	3,071,544
Ferroglobe Representation & Warranty Insurance Trust (a) (b)	234,800	-
Luxfer Holdings PLC ADR	64,872	807,656
Materion Corp.	23,200	1,001,080

		4,880,280

		15,895,417

Consumer, Cyclical — 7.0%
Auto Parts & Equipment — 1.6%
American Axle & Manufacturing Holdings, Inc. (c)	169,579	2,981,199

Distribution & Wholesale — 0.9%
Essendant, Inc.	57,650	759,251
ScanSource, Inc. (c)	20,730	904,864

		1,664,115

Home Builders — 0.6%
TRI Pointe Group, Inc. (c)	76,270	1,053,289

Home Furnishing — 1.0%
Whirlpool Corp.	10,053	1,854,175

Housewares — 1.1%
The Scotts Miracle-Gro Co.	22,117	2,152,869

Office Furnishings — 0.4%
Steelcase, Inc. Class A	54,910	845,614

Retail — 0.5%
The Cato Corp. Class A	29,340	388,168
Fred’s, Inc. Class A	72,150	464,646

		852,814

Storage & Warehousing — 0.9%
Mobile Mini, Inc.	51,071	1,759,396

		13,163,471

	Number of Shares	Value
Consumer, Non-cyclical — 13.9%
Beverages — 0.5%
C&C Group PLC	241,061	$869,014

Commercial Services — 3.6%
AMN Healthcare Services, Inc. (c)	9,200	420,440
Forrester Research, Inc.	26,060	1,090,611
FTI Consulting, Inc. (c)	43,930	1,558,636
Huron Consulting Group, Inc. (c)	31,360	1,075,648
ICF International, Inc. (c)	16,300	879,385
Matthews International Corp. Class A	22,350	1,391,287
SEACOR Marine Holdings, Inc. (c)	25,854	404,357

		6,820,364

Foods — 3.5%
Cranswick PLC	37,274	1,475,815
Darling Ingredients, Inc. (c)	142,200	2,491,344
Post Holdings, Inc. (c)	17,870	1,577,385
Smart & Final Stores, Inc. (c)	131,140	1,029,449

		6,573,993

Health Care – Products — 3.4%
Haemonetics Corp. (c)	35,430	1,589,744
ICU Medical, Inc. (c)	4,620	858,627
Invacare Corp.	71,100	1,119,825
Natus Medical, Inc. (c)	16,670	625,125
STERIS PLC	26,290	2,324,036

		6,517,357

Health Care – Services — 1.8%
Envision Healthcare Corp. (c)	28,980	1,302,651
HealthSouth Corp.	46,188	2,140,814

		3,443,465

Household Products & Wares — 1.0%
Acco Brands Corp. (c)	108,250	1,288,175
Helen of Troy Ltd. (c)	6,510	630,819

		1,918,994

Pharmaceuticals — 0.1%
Phibro Animal Health Corp. Class A	3,950	146,348

		26,289,535

Energy — 4.5%
Oil & Gas — 3.1%
Callon Petroleum Co. (c)	190,500	2,141,220
Diamondback Energy, Inc. (c)	14,050	1,376,338
Range Resources Corp.	47,237	924,428
Resolute Energy Corp. (c)	24,090	715,232
RSP Permian, Inc. (c)	20,618	713,177

		5,870,395

Oil & Gas Services — 1.4%
Era Group, Inc. (c)	32,670	365,577
Flotek Industries, Inc. (c)	85,900	399,435
SEACOR Holdings, Inc. (c)	18,790	866,407

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Value Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Thermon Group Holdings, Inc. (c)	61,820	$1,112,142

		2,743,561

		8,613,956

Financial — 20.8%
Banks — 11.1%
1st Source Corp.	18,960	963,168
FCB Financial Holdings, Inc. Class A (c)	16,380	791,154
First Midwest Bancorp, Inc.	62,140	1,455,319
Great Western Bancorp, Inc.	38,550	1,591,344
Hancock Holding Co.	44,160	2,139,552
International Bancshares Corp.	44,600	1,788,460
MB Financial, Inc.	37,270	1,677,895
Prosperity Bancshares, Inc.	37,458	2,462,114
Texas Capital Bancshares, Inc. (c)	44,536	3,821,189
UMB Financial Corp.	35,400	2,636,946
Webster Financial Corp.	31,370	1,648,494

		20,975,635

Diversified Financial Services — 0.3%
PRA Group, Inc. (c)	21,400	613,110

Insurance — 5.5%
Alleghany Corp. (c)	2,838	1,572,280
Assured Guaranty Ltd.	24,840	937,710
Kemper Corp.	31,710	1,680,630
MGIC Investment Corp. (c)	216,500	2,712,745
Reinsurance Group of America, Inc.	15,210	2,122,251
White Mountains Insurance Group Ltd.	1,620	1,388,340

		10,413,956

Real Estate Investment Trusts (REITS) — 2.6%
Corporate Office Properties Trust	30,840	1,012,477
DiamondRock Hospitality Co.	72,194	790,524
Education Realty Trust, Inc.	19,513	701,102
Ramco-Gershenson Properties Trust	106,800	1,389,468
Summit Hotel Properties, Inc.	62,320	996,497

		4,890,068

Savings & Loans — 1.3%
Banc of California, Inc.	47,780	991,435
Northwest Bancshares, Inc.	86,610	1,495,755

		2,487,190

		39,379,959

Industrial — 33.5%
Aerospace & Defense — 1.0%
Astronics Corp. (c)	9,000	267,750
Cubic Corp.	30,650	1,563,150

		1,830,900

Building Materials — 4.5%
Gibraltar Industries, Inc. (c)	46,128	1,436,887
Simpson Manufacturing Co., Inc.	53,609	2,628,985

	Number of Shares	Value
Trex Co., Inc. (c)	32,721	$2,947,181
Tyman PLC	348,834	1,507,886

		8,520,939

Electrical Components & Equipment — 2.2%
Belden, Inc.	30,980	2,494,819
Encore Wire Corp.	35,800	1,602,945

		4,097,764

Electronics — 8.7%
CTS Corp.	40,490	975,809
ESCO Technologies, Inc.	22,440	1,345,278
FARO Technologies, Inc. (c)	42,693	1,633,007
II-VI, Inc. (c)	88,528	3,642,927
Keysight Technologies, Inc. (c)	40,680	1,694,729
Park Electrochemical Corp.	34,870	645,095
Plexus Corp. (c)	50,582	2,836,638
Vishay Intertechnology, Inc.	197,897	3,720,464

		16,493,947

Engineering & Construction — 3.4%
Comfort Systems USA, Inc.	49,913	1,781,894
Mistras Group, Inc. (c)	48,160	987,280
Primoris Services Corp.	125,790	3,700,742

		6,469,916

Environmental Controls — 0.5%
Clean Harbors, Inc. (c)	16,980	962,766

Machinery – Construction & Mining — 1.6%
Terex Corp.	66,922	3,012,828

Machinery – Diversified — 1.0%
Albany International Corp. Class A	34,140	1,959,636

Metal Fabricate & Hardware — 2.7%
CIRCOR International, Inc.	17,720	964,500
Mueller Industries, Inc.	51,560	1,802,022
TriMas Corp. (c)	85,210	2,300,670

		5,067,192

Miscellaneous – Manufacturing — 3.8%
Barnes Group, Inc.	34,590	2,436,520
Colfax Corp. (c)	53,700	2,236,068
Federal Signal Corp.	115,500	2,457,840

		7,130,428

Packaging & Containers — 1.0%
Greif, Inc. Class A	32,670	1,912,502

Transportation — 2.4%
Air Transport Services Group, Inc. (c)	95,467	2,323,667
Dorian LPG Ltd. (c)	53,550	365,211
Forward Air Corp.	20,060	1,148,034
Scorpio Tankers, Inc.	232,420	797,200

		4,634,112

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Value Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Trucking & Leasing — 0.7%
GATX Corp.	21,360	$1,314,922

		63,407,852

Technology — 7.8%
Computers — 2.2%
Diebold Nixdorf, Inc.	34,510	788,553
MTS Systems Corp.	35,300	1,886,785
WNS Holdings Ltd. ADR (c)	39,830	1,453,795

		4,129,133

Semiconductors — 4.7%
Brooks Automation, Inc.	122,561	3,720,952
Diodes, Inc. (c)	91,808	2,747,813
Photronics, Inc. (c)	154,428	1,366,688
Xcerra Corp. (c)	107,630	1,060,156

		8,895,609

Software — 0.9%
Allscripts Healthcare Solutions, Inc. (c)	116,440	1,656,941

		14,681,683

Utilities — 2.3%
Electric — 0.3%
Westar Energy, Inc.	11,550	572,880

Gas — 2.0%
New Jersey Resources Corp.	14,060	592,629
Spire, Inc.	12,230	912,970
UGI Corp.	29,225	1,369,483
WGL Holdings, Inc.	10,650	896,730

		3,771,812

		4,344,692

TOTAL COMMON STOCK (Cost $141,271,431)		185,776,565

TOTAL EQUITIES (Cost $141,271,431)		185,776,565

TOTAL LONG-TERM INVESTMENTS (Cost $141,271,431)		185,776,565

	Principal Amount
SHORT-TERM INVESTMENTS — 2.4%
Repurchase Agreement — 2.4%
State Street Bank & Trust Co. Repurchase Agreement, dated 9/29/17, 0.050%, due 10/02/17 (d)	$4,485,374	4,485,374

	Principal Amount	Value
Time Deposit — 0.0%
Euro Time Deposit 0.120% 10/02/17	$6,715	$6,715

TOTAL SHORT-TERM INVESTMENTS (Cost $4,492,089)		4,492,089

TOTAL INVESTMENTS — 100.6% (Cost $145,763,520) (e)		190,268,654

Other Assets/(Liabilities) — (0.6)%		(1,117,376)

NET ASSETS — 100.0%		$189,151,278

Abbreviation Legend

ADR	American Depositary Receipt

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Investment was valued using significant unobservable inputs.
(b)	This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At September 30, 2017, these securities amounted to a value of $0 or 0.00% of net assets.
(c)	Non-income producing security.
(d)	Maturity value of $4,485,393. Collateralized by U.S. Government Agency obligations with a rate of 2.000%, maturity date of 8/31/21, and an aggregate market value, including accrued interest, of $4,577,946.
(e)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Company Value Fund – Portfolio of Investments

September 30, 2017

	Number of Shares	Value
EQUITIES — 97.8%

COMMON STOCK — 97.8%
Basic Materials — 3.5%
Chemicals — 1.3%
American Vanguard Corp.	15,000	$343,500
Innophos Holdings, Inc.	2,400	118,056
Innospec, Inc.	3,522	217,131
KMG Chemicals, Inc.	10,900	598,192
Koppers Holdings, Inc. (a)	12,100	558,415
Kronos Worldwide, Inc.	32,300	737,409
Minerals Technologies, Inc.	6,700	473,355
OMNOVA Solutions, Inc. (a)	9,000	98,550
Valhi, Inc.	9,700	23,571

		3,168,179

Forest Products & Paper — 0.2%
Clearwater Paper Corp. (a)	9,400	462,950
Mercer International, Inc.	8,000	94,800

		557,750

Iron & Steel — 1.4%
Carpenter Technology Corp.	51,225	2,460,337
Cleveland-Cliffs, Inc. (a)	17,900	127,985
Commercial Metals Co.	25,920	493,258
Reliance Steel & Aluminum Co.	4,100	312,297

		3,393,877

Mining — 0.6%
Ferroglobe PLC	37,600	494,816
Ferroglobe Representation & Warranty Insurance Trust (a) (b) (c)	49,975	-
New Gold, Inc. (a)	45,000	166,950
US Silica Holdings, Inc. (d)	26,575	825,685

		1,487,451

		8,607,257

Communications — 4.0%
Internet — 0.4%
Blucora, Inc. (a)	17,300	437,690
Boingo Wireless, Inc. (a)	9,200	196,604
PC-Tel, Inc.	16,100	101,430
QuinStreet, Inc. (a)	15,200	111,720
The Rubicon Project, Inc. (a)	46,990	182,791
TechTarget, Inc. (a)	3,500	41,790

		1,072,025

Media — 2.0%
Beasley Broadcasting Group, Inc. Class A	16,100	188,370
Cable One, Inc.	633	457,102
Houghton Mifflin Harcourt Co. (a)	59,835	721,012
MSG Networks, Inc. Class A (a)	6,200	131,440

	Number of Shares	Value
Nexstar Media Group, Inc. Class A (d)	23,430	$1,459,689
Salem Media Group, Inc.	5,500	36,300
Scholastic Corp.	5,900	219,480
Sinclair Broadcast Group, Inc. Class A (d)	36,560	1,171,748
Tribune Media Co. Class A	16,775	685,426

		5,070,567

Telecommunications — 1.6%
Ciena Corp. (a)	39,920	877,043
Comtech Telecommunications Corp.	14,800	303,844
Extreme Networks, Inc. (a)	66,200	787,118
Harmonic, Inc. (a)	70,300	214,415
Intelsat SA (a)	30,100	141,470
RigNet, Inc. (a)	16,700	287,240
Vonage Holdings Corp. (a)	155,500	1,265,770

		3,876,900

		10,019,492

Consumer, Cyclical — 8.6%
Airlines — 0.1%
Copa Holdings SA Class A	400	49,812
Hawaiian Holdings, Inc. (a)	7,000	262,850

		312,662

Apparel — 0.4%
Crocs, Inc. (a)	15,600	151,320
Deckers Outdoor Corp. (a)	1,800	123,138
Perry Ellis International, Inc. (a)	6,100	144,326
Steven Madden Ltd. (a)	11,400	493,620

		912,404

Auto Manufacturers — 0.4%
Blue Bird Corp. (a) (d)	11,900	245,140
Wabash National Corp. (d)	35,400	807,828

		1,052,968

Auto Parts & Equipment — 1.1%
Commercial Vehicle Group, Inc. (a)	27,700	203,595
Dorman Products, Inc. (a)	8,200	587,284
Meritor, Inc. (a)	29,500	767,295
Tenneco, Inc.	16,945	1,028,053
Tower International, Inc.	1,100	29,920

		2,616,147

Distribution & Wholesale — 0.6%
Beacon Roofing Supply, Inc. (a)	11,700	599,625
Pool Corp.	5,200	562,484
Systemax, Inc.	4,600	121,578
Titan Machinery, Inc. (a)	21,300	330,789

		1,614,476

Entertainment — 0.3%
Penn National Gaming, Inc. (a)	7,700	180,103

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Company Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Scientific Games Corp. Class A (a)	13,600	$623,560

		803,663

Home Builders — 0.5%
Cavco Industries, Inc. (a)	4,000	590,200
PICO Holdings, Inc. (a)	2,700	45,090
Taylor Morrison Home Corp. Class A (a)	22,300	491,715

		1,127,005

Home Furnishing — 0.3%
Ethan Allen Interiors, Inc.	3,600	116,640
iRobot Corp. (a) (d)	3,200	246,592
Select Comfort Corp. (a)	16,100	499,905

		863,137

Leisure Time — 0.4%
LCI Industries	6,300	729,855
Liberty TripAdvisor Holdings, Inc. Class A (a)	5,100	62,985
Town Sports International Holdings, Inc. (a)	25,300	177,100

		969,940

Lodging — 0.2%
ILG, Inc.	14,800	395,604

Retail — 3.6%
Asbury Automotive Group, Inc. (a)	19,155	1,170,370
Big Lots, Inc. (d)	18,100	969,617
Bob Evans Farms, Inc.	7,300	565,823
Caleres, Inc.	30,750	938,490
Express, Inc. (a)	21,900	148,044
Lumber Liquidators Holdings, Inc. (a)	17,075	665,584
Office Depot, Inc.	125,900	571,586
Party City Holdco, Inc. (a) (d)	21,749	294,699
PetMed Express, Inc.	12,800	424,320
Pier 1 Imports, Inc.	83,800	351,122
PriceSmart, Inc.	5,100	455,175
Red Robin Gourmet Burgers, Inc. (a)	4,900	328,300
RH (a) (d)	6,500	457,080
Rush Enterprises, Inc. Class A (a)	22,800	1,055,412
Sportsman’s Warehouse Holdings, Inc. (a) (d)	21,827	98,440
Tailored Brands, Inc. (d)	2,300	33,212
Tilly’s, Inc. Class A	31,800	381,282

		8,908,556

Textiles — 0.7%
Culp, Inc.	10,900	356,975
UniFirst Corp.	9,455	1,432,432

		1,789,407

		21,365,969

	Number of Shares	Value
Consumer, Non-cyclical — 14.6%
Agriculture — 0.3%
Alliance One International, Inc. (a)	8,900	$97,010
Universal Corp.	9,000	515,700
Vector Group Ltd.	10,338	211,625

		824,335

Beverages — 0.5%
The Boston Beer Co., Inc. Class A (a) (d)	600	93,720
Cott Corp.	53,070	796,581
National Beverage Corp. (d)	3,500	434,175

		1,324,476

Biotechnology — 1.4%
Assembly Biosciences, Inc. (a)	1,200	41,904
ChemoCentryx, Inc. (a)	5,600	41,552
CytomX Therapeutics, Inc. (a)	6,600	119,922
Emergent BioSolutions, Inc. (a)	23,315	943,092
ImmunoGen, Inc. (a)	75,400	576,810
Innoviva, Inc. (a)	9,000	127,080
The Medicines Co. (a) (d)	14,650	542,636
PDL BioPharma, Inc. (a)	94,600	320,694
Puma Biotechnology, Inc. (a) (d)	2,700	323,325
Sangamo Therapeutics, Inc. (a)	34,000	510,000

		3,547,015

Commercial Services — 5.2%
Aaron’s, Inc.	46,300	2,020,069
Adtalem Global Education, Inc.	38,230	1,370,546
American Public Education, Inc. (a)	11,600	244,180
ARC Document Solutions, Inc. (a)	45,900	187,731
CAI International, Inc. (a)	8,700	263,784
Cambium Learning Group, Inc. (a)	33,100	219,453
Capella Education Co.	6,800	477,020
Care.com, Inc. (a)	2,600	41,314
Ennis, Inc.	25,300	497,145
Everi Holdings, Inc. (a)	63,200	479,688
EVERTEC, Inc.	58,645	929,523
FTI Consulting, Inc. (a)	8,400	298,032
Green Dot Corp. Class A (a)	25,800	1,279,164
The Hackett Group, Inc.	7,400	112,406
K12, Inc. (a)	5,200	92,768
Matthews International Corp. Class A	4,200	261,450
McGrath RentCorp	10,676	467,075
Navigant Consulting, Inc. (a)	21,000	355,320
Nutrisystem, Inc.	9,400	525,460
Quad/Graphics, Inc.	35,500	802,655
Rent-A-Center, Inc. (d)	15,000	172,200
RPX Corp. (a)	47,400	629,472
Vectrus, Inc. (a)	9,900	305,316
Weight Watchers International, Inc. (a)	22,800	992,940

		13,024,711

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Company Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Foods — 1.6%
The Chefs’ Warehouse, Inc. (a)	21,300	$411,090
Nomad Foods Ltd. (a)	49,600	722,672
Pinnacle Foods, Inc.	6,400	365,888
Post Holdings, Inc. (a)	4,800	423,696
Sanderson Farms, Inc. (d)	3,400	549,168
The Simply Good Foods Co. (a)	16,400	192,044
Snyder’s-Lance, Inc.	26,050	993,547
SpartanNash Co.	12,400	326,988

		3,985,093

Health Care – Products — 3.0%
Analogic Corp.	3,800	318,250
Atrion Corp.	1,428	959,616
Cutera, Inc. (a)	12,500	516,875
Haemonetics Corp. (a)	11,200	502,544
Halyard Health, Inc. (a)	15,400	693,462
Intersect ENT, Inc. (a)	7,200	224,280
Lantheus Holdings, Inc. (a)	34,900	621,220
LivaNova PLC (a)	13,075	916,034
MiMedx Group, Inc. (a) (d)	32,800	389,664
OraSure Technologies, Inc. (a)	1,800	40,500
Quidel Corp. (a)	17,200	754,392
West Pharmaceutical Services, Inc.	9,600	924,096
Wright Medical Group NV (a)	20,493	530,154

		7,391,087

Health Care – Services — 1.0%
The Ensign Group, Inc.	14,800	334,332
Kindred Healthcare, Inc.	8,000	54,400
Medpace Holdings, Inc. (a) (d)	19,820	632,258
Molina Healthcare, Inc. (a) (d)	4,000	275,040
Psychemedics Corp.	5,300	97,679
Select Medical Holdings Corp. (a)	22,100	424,320
WellCare Health Plans, Inc. (a)	3,350	575,329

		2,393,358

Household Products & Wares — 0.2%
Central Garden & Pet Co. Class A (a)	5,900	219,421
CSS Industries, Inc.	9,900	285,318

		504,739

Pharmaceuticals — 1.4%
Akebia Therapeutics, Inc. (a)	14,700	289,149
BioSpecifics Technologies Corp. (a)	6,300	293,076
Calithera Biosciences, Inc. (a)	20,500	322,875
Corcept Therapeutics, Inc. (a)	59,400	1,146,420
Cumberland Pharmaceuticals, Inc. (a)	13,600	96,016
Enanta Pharmaceuticals, Inc. (a)	3,000	140,400
Impax Laboratories, Inc. (a)	21,300	432,390
Owens & Minor, Inc.	20,130	587,796
Supernus Pharmaceuticals, Inc. (a)	3,300	132,000

		3,440,122

		36,434,936

	Number of Shares	Value
Energy — 5.9%
Coal — 0.2%
Cloud Peak Energy, Inc. (a)	63,500	$232,410
Hallador Energy Co.	32,100	183,612
SunCoke Energy, Inc. (a)	3,900	35,646

		451,668

Energy – Alternate Sources — 0.1%
REX American Resources Corp. (a)	4,000	375,320

Oil & Gas — 3.9%
Adams Resources & Energy, Inc.	1,100	45,650
Andeavor	4,798	494,914
Bill Barrett Corp. (a)	78,600	337,194
California Resources Corp. (a) (d)	9,700	101,462
Callon Petroleum Co. (a)	70,800	795,792
Centennial Resource Development, Inc. Class A (a) (d)	26,700	479,799
Comstock Resources, Inc. (a)	14,700	89,376
Contango Oil & Gas Co. (a)	16,300	81,989
CVR Energy, Inc. (d)	28,600	740,740
Evolution Petroleum Corp.	32,900	236,880
Isramco, Inc. (a)	300	34,800
Jagged Peak Energy, Inc. (a) (d)	12,300	168,018
Matador Resources Co. (a) (d)	23,900	648,885
Murphy Oil Corp. (d)	4,000	106,240
Panhandle Oil & Gas, Inc. Class A	4,300	102,340
Parsley Energy, Inc. Class A (a)	13,000	342,420
PBF Energy, Inc. Class A (d)	34,095	941,363
Ring Energy, Inc. (a)	62,725	908,885
Rowan Cos. PLC Class A (a)	13,900	178,615
SandRidge Energy, Inc. (a)	62,560	1,256,831
SilverBow Resources, Inc. (a)	1,400	34,370
SRC Energy, Inc. (a)	115,775	1,119,544
WPX Energy, Inc. (a)	39,000	448,500

		9,694,607

Oil & Gas Services — 1.4%
Archrock, Inc.	5,300	66,515
Era Group, Inc. (a)	3,900	43,641
Exterran Corp. (a)	35,400	1,118,994
Frank’s International NV (d)	34,800	268,656
Keane Group, Inc. (a) (d)	10,400	173,472
McDermott International, Inc. (a)	26,800	194,836
MRC Global, Inc. (a)	27,705	484,560
Oceaneering International, Inc.	11,100	291,597
Ranger Energy Services, Inc. (a)	7,800	114,660
Tesco Corp. (a)	48,300	263,235
TETRA Technologies, Inc. (a)	67,300	192,478
Thermon Group Holdings, Inc. (a)	12,200	219,478

		3,432,122

Pipelines — 0.3%
SemGroup Corp. Class A	22,170	637,387

		14,591,104

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Company Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Financial — 38.1%
Banks — 16.5%
1st Source Corp.	2,500	$127,000
Atlantic Capital Bancshares, Inc. (a)	13,048	236,821
BancFirst Corp.	800	45,400
The Bancorp, Inc. (a)	14,200	117,434
Banco Latinoamericano de Comercio Exterior SA	13,400	394,496
Bank of Commerce Holdings	3,100	35,650
Bank of Hawaii Corp.	5,600	466,816
Bank of Marin Bancorp	1,500	102,750
BankUnited, Inc.	24,100	857,237
Bankwell Financial Group, Inc.	4,100	151,454
Boston Private Financial Holdings, Inc.	23,200	383,960
C&F Financial Corp.	2,500	137,500
Central Pacific Financial Corp.	13,900	447,302
Central Valley Community Bancorp	12,800	285,440
Century Bancorp, Inc. Class A	3,500	280,350
Chemical Financial Corp.	43,011	2,247,755
Citizens & Northern Corp.	3,200	78,592
CoBiz Financial, Inc.	28,200	553,848
Columbia Banking System, Inc.	20,200	850,622
CVB Financial Corp.	7,100	171,607
East West Bancorp, Inc.	21,710	1,297,824
F.N.B. Corp.	210,860	2,958,366
FCB Financial Holdings, Inc. Class A (a)	9,510	459,333
Financial Institutions, Inc.	3,200	92,160
First BanCorp (a)	7,200	36,864
First Busey Corp.	8,700	272,832
First Hawaiian, Inc.	9,572	289,936
First Interstate BancSystem, Inc. Class A	6,600	252,450
First Merchants Corp.	12,400	532,332
First Midwest Bancorp, Inc.	94,455	2,212,136
The First of Long Island Corp.	7,400	225,330
Franklin Financial Network, Inc. (a)	7,900	281,635
Glacier Bancorp, Inc.	19,200	724,992
Heritage Financial Corp.	8,500	250,750
Hilltop Holdings, Inc.	61,200	1,591,200
Home BancShares, Inc.	56,300	1,419,886
Hope Bancorp, Inc.	25,100	444,521
Horizon Bancorp	6,700	195,439
Howard Bancorp, Inc. (a) (d)	8,641	180,597
IBERIABANK Corp.	36,015	2,958,632
Lakeland Financial Corp.	16,400	799,008
Live Oak Bancshares, Inc. (d)	9,919	232,601
MB Financial, Inc.	58,800	2,647,176
National Bank Holdings Corp. Class A	19,000	678,110
Northrim BanCorp, Inc.	4,200	146,790
OFG Bancorp (d)	14,600	133,590
Park Sterling Corp.	18,600	231,012

	Number of Shares	Value
PCSB Financial Corp. (a) (d)	11,565	$218,116
Pinnacle Financial Partners, Inc.	5,200	348,140
Popular, Inc.	31,430	1,129,594
Preferred Bank	1,400	84,490
Prosperity Bancshares, Inc.	15,400	1,012,242
Republic Bancorp, Inc. Class A	2,600	101,114
S&T Bancorp, Inc.	1,600	63,328
Stock Yards Bancorp, Inc.	2,200	83,600
SVB Financial Group (a)	4,550	851,259
Synovus Financial Corp.	7,300	336,238
Texas Capital Bancshares, Inc. (a)	7,300	626,340
Towne Bank	24,300	814,050
Two River Bancorp (d)	8,400	166,488
UMB Financial Corp.	3,000	223,470
Umpqua Holdings Corp.	3,700	72,187
United Community Banks, Inc.	11,800	336,772
Valley National Bancorp	4,700	56,635
Walker & Dunlop, Inc. (a)	26,000	1,360,580
Washington Trust Bancorp, Inc.	3,300	188,925
Webster Financial Corp.	11,415	599,858
West Bancorporation, Inc.	13,700	334,280
Wintrust Financial Corp.	31,045	2,431,134

		40,956,376

Diversified Financial Services — 3.4%
BGC Partners, Inc. Class A	58,765	850,330
CBOE Holdings, Inc.	5,733	617,043
Evercore, Inc. Class A	500	40,125
Federal Agricultural Mortgage Corp. Class C	10,000	727,400
Houlihan Lokey, Inc.	7,924	310,066
INTL. FCStone, Inc. (a)	7,000	268,240
Janus Henderson Group PLC	10,331	359,932
Marlin Business Services Corp.	1,400	40,250
Navient Corp.	30,200	453,604
Nelnet, Inc. Class A	1,800	90,900
OM Asset Management PLC	166,375	2,482,315
OneMain Holdings, Inc. (a)	45,075	1,270,664
PennyMac Financial Services, Inc. Class A (a)	24,200	430,760
Regional Management Corp. (a)	8,200	198,522
Stifel Financial Corp.	5,300	283,338

		8,423,489

Insurance — 4.8%
American Equity Investment Life Holding Co.	7,900	229,732
Argo Group International Holdings Ltd.	29,622	1,821,753
Assured Guaranty Ltd.	11,100	419,025
Blue Capital Reinsurance Holdings Ltd.	8,300	136,535
CNO Financial Group, Inc.	90,225	2,105,851
Employers Holdings, Inc.	10,130	460,409

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Company Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Essent Group Ltd. (a)	9,200	$372,600
Investors Title Co.	400	71,628
Kinsale Capital Group, Inc.	7,035	303,701
MGIC Investment Corp. (a)	45,000	563,850
ProAssurance Corp.	13,700	748,705
Radian Group, Inc.	181,015	3,383,170
Safety Insurance Group, Inc.	3,900	297,570
State Auto Financial Corp.	11,400	299,022
Third Point Reinsurance Ltd. (a)	57,000	889,200
Tiptree, Inc.	6,400	40,000

		12,142,751

Private Equity — 0.1%
Safeguard Scientifics, Inc. (a)	11,700	156,195

Real Estate — 0.1%
Maui Land & Pineapple Co., Inc. (a)	17,700	246,915

Real Estate Investment Trusts (REITS) — 9.9%
Acadia Realty Trust	16,200	463,644
AG Mortgage Investment Trust, Inc.	15,500	298,220
American Assets Trust, Inc.	4,200	167,034
American Campus Communities, Inc.	6,500	286,975
Anworth Mortgage Asset Corp.	81,400	489,214
Ares Commercial Real Estate Corp.	7,100	94,501
ARMOUR Residential REIT, Inc. (d)	18,400	494,960
Cedar Realty Trust, Inc.	120,800	678,896
Chimera Investment Corp.	4,000	75,680
CoreCivic, Inc.	18,400	492,568
CoreSite Realty Corp.	4,600	514,740
Cousins Properties, Inc.	153,600	1,434,624
CYS Investments, Inc.	13,700	118,368
Douglas Emmett, Inc.	9,800	386,316
EastGroup Properties, Inc.	15,800	1,392,296
First Potomac Realty Trust	42,210	470,219
Getty Realty Corp.	16,200	463,482
Healthcare Realty Trust, Inc.	71,765	2,320,880
InfraREIT, Inc. (a)	13,800	308,706
Invesco Mortgage Capital, Inc.	119,800	2,052,174
iStar, Inc. (a)	9,400	110,920
JBG SMITH Properties (a)	12,332	421,878
Kilroy Realty Corp.	6,100	433,832
Kite Realty Group Trust	29,210	591,503
Lexington Realty Trust	80,935	827,156
Mack-Cali Realty Corp.	27,900	661,509
MFA Financial, Inc.	24,200	211,992
MTGE Investment Corp.	13,600	263,840
National Health Investors, Inc.	800	61,832
PennyMac Mortgage Investment Trust	2,400	41,736
Piedmont Office Realty Trust, Inc. Class A	22,800	459,648
Potlatch Corp.	21,300	1,086,300
Preferred Apartment Communities, Inc. Class A	13,100	247,328

	Number of Shares	Value
PS Business Parks, Inc.	7,700	$1,027,950
Retail Opportunity Investments Corp.	12,900	245,229
Saul Centers, Inc.	7,700	476,707
Starwood Waypoint Homes	18,402	669,281
Summit Hotel Properties, Inc.	35,600	569,244
Sunstone Hotel Investors, Inc.	34,000	546,380
Uniti Group, Inc. (a) (d)	7,100	104,086
Washington Real Estate Investment Trust	73,695	2,414,248
Weingarten Realty Investors	4,000	126,960

		24,603,056

Savings & Loans — 3.3%
Beneficial Bancorp, Inc.	29,972	497,535
Charter Financial Corp.	19,200	355,776
Dime Community Bancshares, Inc.	27,200	584,800
First Defiance Financial Corp.	6,200	325,438
Flagstar Bancorp, Inc. (a)	72,980	2,589,330
FS Bancorp, Inc.	3,000	154,950
Hingham Institution for Savings	1,150	218,811
Meridian Bancorp, Inc.	18,700	348,755
Oritani Financial Corp.	2,300	38,640
Riverview Bancorp, Inc.	9,900	83,160
United Financial Bancorp, Inc.	29,600	541,384
Washington Federal, Inc.	3,800	127,870
WSFS Financial Corp.	48,560	2,367,300

		8,233,749

		94,762,531

Industrial — 14.7%
Aerospace & Defense — 1.2%
Curtiss-Wright Corp.	8,415	879,704
Ducommun, Inc. (a)	9,700	310,885
Kaman Corp.	4,900	273,322
KLX, Inc. (a)	19,345	1,023,931
Triumph Group, Inc.	20,850	620,287

		3,108,129

Building Materials — 0.2%
Universal Forest Products, Inc.	4,400	431,904

Electrical Components & Equipment — 1.5%
Advanced Energy Industries, Inc. (a)	1,800	145,368
Belden, Inc.	13,200	1,062,996
Energizer Holdings, Inc.	21,365	983,858
Littelfuse, Inc.	6,553	1,283,602
SPX Corp. (a)	7,500	220,050

		3,695,874

Electronics — 3.5%
Badger Meter, Inc.	9,105	446,145
Bel Fuse, Inc. Class B	6,000	187,200
Benchmark Electronics, Inc. (a)	55,135	1,882,860
Brady Corp. Class A	9,200	349,140
Control4 Corp. (a)	13,900	409,494

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Company Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
ESCO Technologies, Inc.	12,300	$737,385
Itron, Inc. (a)	1,200	92,940
KEMET Corp. (a)	46,400	980,432
Knowles Corp. (a) (d)	31,800	485,586
Methode Electronics, Inc.	9,100	385,385
Rogers Corp. (a)	5,320	709,050
Stoneridge, Inc. (a)	23,900	473,459
SYNNEX Corp.	5,000	632,550
TTM Technologies, Inc. (a)	69,100	1,062,067

		8,833,693

Engineering & Construction — 0.5%
Aegion Corp. (a)	22,100	514,488
Argan, Inc.	7,300	490,925
The Goldfield Corp. (a)	31,200	196,560

		1,201,973

Environmental Controls — 0.3%
Heritage-Crystal Clean, Inc. (a)	15,200	330,600
MSA Safety, Inc.	4,100	325,991

		656,591

Hand & Machine Tools — 0.4%
Hardinge, Inc.	2,100	32,067
Kennametal, Inc.	21,175	854,200

		886,267

Machinery – Construction & Mining — 0.4%
Hyster-Yale Materials Handling, Inc.	14,250	1,089,270

Machinery – Diversified — 1.0%
Intevac, Inc. (a)	21,200	179,140
SPX FLOW, Inc. (a)	16,145	622,551
Welbilt, Inc. (a)	68,040	1,568,322

		2,370,013

Metal Fabricate & Hardware — 0.6%
CIRCOR International, Inc.	7,300	397,339
LB Foster Co. Class A	7,700	175,175
RBC Bearings, Inc. (a)	4,100	513,115
Sun Hydraulics Corp.	8,000	432,000

		1,517,629

Miscellaneous – Manufacturing — 1.5%
Barnes Group, Inc.	13,775	970,311
Colfax Corp. (a)	7,800	324,792
Harsco Corp. (a)	62,100	1,297,890
Hillenbrand, Inc.	7,450	289,432
Myers Industries, Inc.	39,800	833,810

		3,716,235

Packaging & Containers — 0.6%
Owens-Illinois, Inc. (a)	55,730	1,402,167

Transportation — 2.5%
Atlas Air Worldwide Holdings, Inc. (a)	17,830	1,173,214
Genesee & Wyoming, Inc. Class A (a)	7,100	525,471

	Number of Shares	Value
Golar LNG Ltd. (d)	49,310	$1,114,899
Kirby Corp. (a)	4,400	290,180
Landstar System, Inc.	13,100	1,305,415
Navios Maritime Acquisition Corp.	108,700	132,614
Universal Logistics Holdings, Inc.	12,400	253,580
Werner Enterprises, Inc.	41,900	1,531,445

		6,326,818

Trucking & Leasing — 0.5%
The Greenbrier Cos., Inc. (d)	25,330	1,219,640

		36,456,203

Technology — 2.9%
Computers — 1.4%
CSRA, Inc.	14,300	461,461
Insight Enterprises, Inc. (a)	40,105	1,841,622
Presidio, Inc. (a) (d)	57,190	809,238
Startek, Inc. (a)	2,700	31,725
WNS Holdings Ltd. ADR (a)	13,775	502,788

		3,646,834

Semiconductors — 0.9%
Brooks Automation, Inc.	11,800	358,248
Cabot Microelectronics Corp.	4,400	351,692
Kulicke & Soffa Industries, Inc. (a)	2,100	45,297
MaxLinear, Inc. (a)	25,690	610,137
Rudolph Technologies, Inc. (a)	17,700	465,510
Ultra Clean Holdings, Inc. (a)	14,500	443,990

		2,274,874

Software — 0.6%
BroadSoft, Inc. (a) (d)	19,785	995,185
Callidus Software, Inc. (a)	16,800	414,120

		1,409,305

		7,331,013

Utilities — 5.5%
Electric — 3.4%
ALLETE, Inc.	24,175	1,868,486
Black Hills Corp.	800	55,096
El Paso Electric Co.	12,200	674,050
MGE Energy, Inc.	900	58,140
NorthWestern Corp.	11,400	649,116
NRG Energy, Inc.	4,900	125,391
Ormat Technologies, Inc.	20,300	1,239,315
PNM Resources, Inc.	28,300	1,140,490
Portland General Electric Co.	58,375	2,664,235

		8,474,319

Gas — 1.7%
Atmos Energy Corp.	5,700	477,888
Chesapeake Utilities Corp.	9,800	766,850
ONE Gas, Inc.	11,600	854,224
Spire, Inc.	30,170	2,252,190

		4,351,152

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Company Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Water — 0.4%
California Water Service Group	8,300	$316,645
Connecticut Water Service, Inc.	485	28,761
SJW Group	9,600	543,360

		888,766

		13,714,237

TOTAL COMMON STOCK (Cost $198,089,588)		243,282,742

TOTAL EQUITIES (Cost $198,089,588)		243,282,742

WARRANTS — 0.0%
Consumer, Non-cyclical — 0.0%
Foods — 0.0%
The Simply Good Foods Co. (a)	3,900	8,307

TOTAL WARRANTS (Cost $7,860)	8,307

MUTUAL FUNDS — 6.8%
Diversified Financial Services — 6.8%
State Street Navigator Securities Lending Prime Portfolio (e)	16,958,036	16,958,036
T. Rowe Price Reserve Investment Fund	1,016	1,016

TOTAL MUTUAL FUNDS (Cost $16,959,052)		16,959,052

TOTAL LONG-TERM INVESTMENTS (Cost $215,056,500)		260,250,101

	Principal Amount
SHORT-TERM INVESTMENTS — 3.1%
Repurchase Agreement — 3.0%
State Street Bank & Trust Co. Repurchase Agreement, dated 9/29/17, 0.050%, due 10/02/17 (f)	$7,646,493	7,646,493

	Principal Amount	Value
U.S. Treasury Bill — 0.1%
U.S. Treasury Bill (g) 1.137% 3/15/18	$150,000	$149,224

TOTAL SHORT-TERM INVESTMENTS (Cost $7,795,717)		7,795,717

TOTAL INVESTMENTS — 107.7% (Cost $222,852,217) (h)		268,045,818

Other Assets/(Liabilities) — (7.7)%		(19,241,270)

NET ASSETS — 100.0%		$248,804,548

Abbreviation Legend

ADR	American Depositary Receipt

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Investment was valued using significant unobservable inputs.
(c)	This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At September 30, 2017, these securities amounted to a value of $0 or 0.00% of net assets.
(d)	Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2017, was $16,545,476 or 6.65% of net assets. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).
(e)	Represents investment of security lending collateral. (Note 2).
(f)	Maturity value of $7,646,525. Collateralized by U.S. Government Agency obligations with rates ranging from 1.500% – 3.125%, maturity dates ranging from 5/15/21 – 1/31/22, and an aggregate market value, including accrued interest, of $7,806,424.
(g)	A portion of this security is pledged/held as collateral for open futures contracts. (Note 2).
(h)	See Note 6 for aggregate cost for federal tax purposes.

The Fund had the following open Futures contracts at September 30, 2017:

Futures

	Expiration Date	Number of Contracts	Notional Amount	Value/ Net Unrealized Appreciation/ (Depreciation)
Futures Contract — Long
Russell 2000 Mini Index	12/15/17	24	$1,704,422	$87,058

The accompanying notes are an integral part of the financial statements.

MM S&P Mid Cap Index Fund – Portfolio of Investments

September 30, 2017

	Number of Shares	Value
EQUITIES — 100.4%

COMMON STOCK — 100.4%
Basic Materials — 5.2%
Chemicals — 3.1%
Ashland Global Holdings, Inc.	17,394	$1,137,394
Cabot Corp.	17,437	972,984
The Chemours Co.	51,539	2,608,389
Minerals Technologies, Inc.	9,866	697,033
NewMarket Corp.	2,584	1,100,138
Olin Corp.	46,331	1,586,837
PolyOne Corp.	23,062	923,172
RPM International, Inc.	37,283	1,914,109
Sensient Technologies Corp.	12,238	941,347
Valvoline, Inc.	56,485	1,324,573
Versum Materials, Inc.	30,467	1,182,729

		14,388,705

Forest Products & Paper — 0.1%
Domtar Corp.	17,665	766,484

Iron & Steel — 1.5%
Allegheny Technologies, Inc. (a)	30,655	732,655
Carpenter Technology Corp.	12,905	619,827
Commercial Metals Co.	32,639	621,120
Reliance Steel & Aluminum Co.	20,401	1,553,944
Steel Dynamics, Inc.	67,043	2,310,972
United States Steel Corp. (a)	48,815	1,252,593

		7,091,111

Mining — 0.5%
Compass Minerals International, Inc. (a)	9,542	619,276
Royal Gold, Inc.	18,267	1,571,693

		2,190,969

		24,437,269

Communications — 3.0%
Internet — 0.1%
Cars.com, Inc. (a) (b)	20,252	538,906

Media — 1.4%
AMC Networks, Inc. Class A (b)	14,555	851,031
Cable One, Inc.	1,315	949,588
FactSet Research Systems, Inc.	11,021	1,984,992
John Wiley & Sons, Inc. Class A	12,414	664,149
Meredith Corp. (a)	11,014	611,277
The New York Times Co. Class A	35,164	689,214
TEGNA, Inc.	60,190	802,333

		6,552,584

Telecommunications — 1.5%
ARRIS International PLC (b)	49,380	1,406,836
Ciena Corp. (b)	39,564	869,221
Frontier Communications Corp. (a)	21,600	254,664

	Number of Shares	Value
InterDigital, Inc.	9,678	$713,753
LogMeIn, Inc.	14,715	1,619,386
Plantronics, Inc.	9,419	416,508
Telephone & Data Systems, Inc.	25,670	715,936
ViaSat, Inc. (a) (b)	15,089	970,524

		6,966,828

		14,058,318

Consumer, Cyclical — 11.5%
Airlines — 0.4%
JetBlue Airways Corp. (b)	92,001	1,704,778

Apparel — 0.6%
Carter’s, Inc.	13,372	1,320,485
Deckers Outdoor Corp. (b)	9,023	617,264
Skechers U.S.A., Inc. Class A (b)	37,448	939,570

		2,877,319

Auto Parts & Equipment — 0.3%
Cooper Tire & Rubber Co. (a)	14,547	544,058
Dana, Inc.	40,409	1,129,835

		1,673,893

Distribution & Wholesale — 0.6%
Pool Corp.	11,536	1,247,849
Watsco, Inc.	8,488	1,367,162

		2,615,011

Entertainment — 0.7%
Churchill Downs, Inc.	3,616	745,619
Cinemark Holdings, Inc.	29,554	1,070,150
International Speedway Corp. Class A	6,994	251,784
Six Flags Entertainment Corp.	22,253	1,356,098

		3,423,651

Home Builders — 1.7%
CalAtlantic Group, Inc.	21,133	774,102
KB Home	23,597	569,160
NVR, Inc. (b)	973	2,777,915
Thor Industries, Inc.	13,679	1,722,323
Toll Brothers, Inc.	42,595	1,766,415
TRI Pointe Group, Inc. (b)	42,318	584,411

		8,194,326

Home Furnishing — 0.2%
Tempur Sealy International, Inc. (b)	12,829	827,727

Housewares — 0.8%
The Scotts Miracle-Gro Co.	11,438	1,113,375
The Toro Co.	30,090	1,867,386
Tupperware Brands Corp.	14,187	877,040

		3,857,801

Leisure Time — 0.7%
Brunswick Corp.	24,700	1,382,459

The accompanying notes are an integral part of the financial statements.

MM S&P Mid Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Polaris Industries, Inc. (a)	16,337	$1,709,340

		3,091,799

Lodging — 0.2%
ILG, Inc.	29,709	794,122

Office Furnishings — 0.2%
Herman Miller, Inc.	16,547	594,038
HNI Corp.	12,490	517,960

		1,111,998

Retail — 5.1%
American Eagle Outfitters, Inc.	47,079	673,230
AutoNation, Inc. (a) (b)	18,393	872,932
Bed Bath & Beyond, Inc.	40,384	947,812
Big Lots, Inc.	12,306	659,232
Brinker International, Inc. (a)	13,500	430,110
Buffalo Wild Wings, Inc. (b)	4,329	457,575
Casey’s General Stores, Inc. (a)	10,698	1,170,896
The Cheesecake Factory, Inc. (a)	12,178	512,937
Copart, Inc. (b)	55,993	1,924,479
Cracker Barrel Old Country Store, Inc. (a)	6,725	1,019,644
Dick’s Sporting Goods, Inc.	23,686	639,759
Dillard’s, Inc. Class A (a)	5,824	326,552
Domino’s Pizza, Inc.	13,508	2,682,013
Dunkin’ Brands Group, Inc.	25,228	1,339,102
GameStop Corp. Class A (a)	28,139	581,352
HSN, Inc.	8,823	344,538
Jack in the Box, Inc.	8,254	841,248
The Michaels Cos., Inc. (b)	30,872	662,822
MSC Industrial Direct Co., Inc. Class A	12,586	951,124
Nu Skin Enterprises, Inc. Class A	13,887	853,773
Office Depot, Inc.	144,686	656,874
Papa John’s International, Inc. (a)	7,493	547,514
Sally Beauty Holdings, Inc. (b)	36,713	718,841
Texas Roadhouse, Inc.	18,341	901,277
Urban Outfitters, Inc. (a) (b)	22,729	543,223
The Wendy’s Co.	51,077	793,226
Williams-Sonoma, Inc. (a)	22,323	1,113,025
World Fuel Services Corp.	19,316	655,006

		23,820,116

		53,992,541

Consumer, Non-cyclical — 14.9%
Beverages — 0.1%
The Boston Beer Co., Inc. Class A (a) (b)	2,481	387,532

Biotechnology — 1.2%
Bio-Rad Laboratories, Inc. Class A (b)	5,625	1,249,988
Bioverativ, Inc. (b)	30,206	1,723,856
Charles River Laboratories International, Inc. (b)	13,289	1,435,478

	Number of Shares	Value
United Therapeutics Corp. (b)	12,147	$1,423,507

		5,832,829

Commercial Services — 4.2%
Aaron’s, Inc.	17,258	752,967
Adtalem Global Education, Inc.	17,349	621,962
Avis Budget Group, Inc. (b)	20,341	774,179
The Brink’s Co.	14,117	1,189,357
CoreLogic, Inc. (b)	23,624	1,091,901
Deluxe Corp.	13,595	991,891
Graham Holdings Co. Class B	1,284	751,268
INC Research Holdings, Inc. Class A (b)	15,708	821,528
Live Nation Entertainment, Inc. (b)	37,619	1,638,307
ManpowerGroup, Inc.	18,683	2,201,231
MarketAxess Holdings, Inc.	10,503	1,937,909
PAREXEL International Corp. (b)	14,241	1,254,347
Rollins, Inc.	26,821	1,237,521
Sabre Corp.	58,341	1,055,972
Service Corp. International	52,520	1,811,940
Sotheby’s (a) (b)	10,450	481,850
WEX, Inc. (b)	11,161	1,252,487

		19,866,617

Cosmetics & Personal Care — 0.3%
Avon Products, Inc. (b)	124,791	290,763
Edgewell Personal Care Co. (b)	15,859	1,154,059

		1,444,822

Foods — 2.9%
Dean Foods Co.	25,068	272,740
Flowers Foods, Inc. (a)	51,536	969,392
The Hain Celestial Group, Inc. (b)	28,976	1,192,362
Ingredion, Inc.	20,023	2,415,575
Lamb Weston Holdings, Inc.	40,926	1,919,020
Lancaster Colony Corp.	5,487	659,099
Post Holdings, Inc. (b)	18,494	1,632,465
Sanderson Farms, Inc. (a)	5,595	903,704
Snyder’s-Lance, Inc.	23,676	903,003
Sprouts Farmers Market, Inc. (b)	35,277	662,149
Tootsie Roll Industries, Inc. (a)	5,364	203,832
TreeHouse Foods, Inc. (a) (b)	15,905	1,077,246
United Natural Foods, Inc. (b)	13,972	581,096

		13,391,683

Health Care – Products — 3.3%
ABIOMED, Inc. (b)	11,713	1,974,812
Bio-Techne Corp.	10,431	1,261,004
Globus Medical, Inc. Class A (b)	20,293	603,108
Halyard Health, Inc. (b)	13,186	593,766
Hill-Rom Holdings, Inc.	18,410	1,362,340
LivaNova PLC (b)	12,208	855,293
Masimo Corp. (b)	13,356	1,156,095
NuVasive, Inc. (b)	14,153	784,925
STERIS PLC	23,717	2,096,583

The accompanying notes are an integral part of the financial statements.

MM S&P Mid Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Teleflex, Inc.	12,619	$3,053,419
West Pharmaceutical Services, Inc.	20,697	1,992,293

		15,733,638

Health Care – Services — 1.6%
Acadia Healthcare Co., Inc. (b)	22,836	1,090,647
HealthSouth Corp.	27,600	1,279,260
LifePoint Health, Inc. (b)	11,248	651,259
MEDNAX, Inc. (b)	26,224	1,130,779
Molina Healthcare, Inc. (b)	12,293	845,267
Tenet Healthcare Corp. (a) (b)	22,795	374,522
WellCare Health Plans, Inc. (b)	12,427	2,134,213

		7,505,947

Household Products & Wares — 0.2%
Helen of Troy Ltd. (b)	7,600	736,440

Pharmaceuticals — 1.1%
Akorn, Inc. (b)	26,189	869,213
Catalent, Inc. (b)	36,726	1,466,102
Endo International PLC (b)	56,088	480,394
Mallinckrodt PLC (b)	27,171	1,015,380
Owens & Minor, Inc.	17,295	505,014
Prestige Brands Holdings, Inc. (b)	14,890	745,840

		5,081,943

		69,981,451

Energy — 4.4%
Coal — 0.2%
CONSOL Energy, Inc. (b)	57,893	980,707

Energy – Alternate Sources — 0.2%
First Solar, Inc. (b)	22,786	1,045,422

Oil & Gas — 3.3%
Callon Petroleum Co. (a) (b)	56,197	631,654
Diamond Offshore Drilling, Inc. (a) (b)	17,807	258,201
Energen Corp. (b)	27,068	1,480,078
Ensco PLC Class A (a)	83,704	499,713
Gulfport Energy Corp. (b)	45,996	659,583
HollyFrontier Corp.	49,541	1,781,990
Matador Resources Co. (a) (b)	24,924	676,687
Murphy Oil Corp. (a)	45,235	1,201,441
Murphy USA, Inc. (a) (b)	9,368	646,392
Nabors Industries Ltd.	80,453	649,256
Patterson-UTI Energy, Inc.	59,705	1,250,223
PBF Energy, Inc. Class A (a)	30,765	849,422
QEP Resources, Inc. (b)	67,607	579,392
Rowan Cos. PLC Class A (b)	31,777	408,334
SM Energy Co. (a)	28,613	507,595
Southwestern Energy Co. (b)	143,395	876,143
Transocean Ltd. (a) (b)	109,280	1,175,853
WPX Energy, Inc. (b)	110,901	1,275,361

		15,407,318

	Number of Shares	Value
Oil & Gas Services — 0.7%
Core Laboratories NV (a)	12,326	$1,216,576
Dril-Quip, Inc. (b)	10,716	473,112
NOW, Inc. (a) (b)	30,500	421,205
Oceaneering International, Inc.	27,652	726,418
Superior Energy Services, Inc. (b)	42,213	450,835

		3,288,146

		20,721,593

Financial — 25.3%
Banks — 8.3%
Associated Banc-Corp.	42,494	1,030,479
BancorpSouth, Inc.	23,673	758,720
Bank of Hawaii Corp.	11,948	995,985
Bank of the Ozarks, Inc.	33,886	1,628,222
Cathay General Bancorp	21,405	860,481
Chemical Financial Corp.	19,910	1,040,497
Commerce Bancshares, Inc.	25,073	1,448,467
Cullen/Frost Bankers, Inc.	16,374	1,554,220
East West Bancorp, Inc.	40,368	2,413,199
F.N.B. Corp.	90,024	1,263,037
First Horizon National Corp. (a)	65,323	1,250,935
Fulton Financial Corp.	48,816	915,300
Hancock Holding Co.	23,612	1,144,001
Home BancShares, Inc.	44,189	1,114,447
International Bancshares Corp.	15,120	606,312
MB Financial, Inc.	23,492	1,057,610
PacWest Bancorp	33,469	1,690,519
Pinnacle Financial Partners, Inc.	20,678	1,384,392
Prosperity Bancshares, Inc.	19,397	1,274,965
Signature Bank (b)	15,393	1,970,920
SVB Financial Group (b)	14,761	2,761,635
Synovus Financial Corp.	33,827	1,558,072
TCF Financial Corp.	48,048	818,738
Texas Capital Bancshares, Inc. (b)	13,855	1,188,759
Trustmark Corp.	19,118	633,188
UMB Financial Corp.	12,292	915,631
Umpqua Holdings Corp.	61,607	1,201,953
United Bankshares, Inc.	29,236	1,086,117
Valley National Bancorp	74,042	892,206
Webster Financial Corp.	25,736	1,352,427
Wintrust Financial Corp.	15,555	1,218,112

		39,029,546

Diversified Financial Services — 2.1%
Eaton Vance Corp.	32,120	1,585,764
Federated Investors, Inc. Class B (a)	26,619	790,584
Janus Henderson Group PLC	50,385	1,755,414
Legg Mason, Inc.	24,372	958,063
SEI Investments Co.	36,702	2,241,024
SLM Corp. (b)	120,381	1,380,770
Stifel Financial Corp.	19,123	1,022,316

		9,733,935

The accompanying notes are an integral part of the financial statements.

MM S&P Mid Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Insurance — 4.4%
Alleghany Corp. (b)	4,315	$2,390,553
American Financial Group, Inc.	19,170	1,983,137
Aspen Insurance Holdings Ltd.	16,802	678,801
Brown & Brown, Inc.	32,449	1,563,717
CNO Financial Group, Inc.	47,242	1,102,628
First American Financial Corp.	31,085	1,553,318
Genworth Financial, Inc. Class A (b)	141,116	543,297
The Hanover Insurance Group, Inc.	11,784	1,142,223
Kemper Corp.	13,735	727,955
Mercury General Corp.	10,314	584,701
Old Republic International Corp.	68,489	1,348,548
Primerica, Inc.	12,545	1,023,045
Reinsurance Group of America, Inc.	17,993	2,510,563
RenaissanceRe Holdings Ltd.	11,309	1,528,298
W.R. Berkley Corp.	26,714	1,782,892

		20,463,676

Real Estate — 0.5%
Alexander & Baldwin, Inc.	13,046	604,421
Jones Lang LaSalle, Inc.	12,647	1,561,905

		2,166,326

Real Estate Investment Trusts (REITS) — 9.1%
American Campus Communities, Inc.	38,162	1,684,852
Camden Property Trust	25,839	2,362,977
CoreCivic, Inc.	32,992	883,196
CoreSite Realty Corp.	9,555	1,069,204
Corporate Office Properties Trust	27,788	912,280
Cousins Properties, Inc.	117,109	1,093,798
CyrusOne, Inc.	25,549	1,505,603
DCT Industrial Trust, Inc.	26,062	1,509,511
Douglas Emmett, Inc.	42,862	1,689,620
Education Realty Trust, Inc.	20,561	738,757
EPR Properties	17,894	1,247,928
First Industrial Realty Trust, Inc.	33,579	1,010,392
The GEO Group, Inc.	34,770	935,313
Healthcare Realty Trust, Inc.	34,565	1,117,832
Highwoods Properties, Inc.	28,895	1,505,141
Hospitality Properties Trust	45,900	1,307,691
JBG SMITH Properties (b)	26,267	898,594
Kilroy Realty Corp.	27,467	1,953,453
Lamar Advertising Co. Class A	23,321	1,598,188
LaSalle Hotel Properties	31,684	919,470
Liberty Property Trust	41,139	1,689,167
Life Storage, Inc.	13,028	1,065,821
Mack-Cali Realty Corp.	25,312	600,147
Medical Properties Trust, Inc.	101,636	1,334,481
National Retail Properties, Inc.	41,630	1,734,306
Omega Healthcare Investors, Inc. (a)	54,970	1,754,093
Potlatch Corp.	11,481	585,531
Quality Care Properties, Inc. (b)	25,851	400,690
Rayonier, Inc.	36,017	1,040,531
Sabra Health Care REIT, Inc.	49,166	1,078,702

	Number of Shares	Value
Senior Housing Properties Trust	66,355	$1,297,240
Tanger Factory Outlet Centers, Inc. (a)	26,537	648,034
Taubman Centers, Inc.	16,950	842,415
Uniti Group, Inc. (a) (b)	46,117	676,075
Urban Edge Properties	29,803	718,848
Washington Prime Group, Inc.	51,192	426,429
Weingarten Realty Investors	33,424	1,060,878

		42,897,188

Savings & Loans — 0.9%
New York Community Bancorp, Inc.	136,590	1,760,645
Sterling Bancorp	62,800	1,548,020
Washington Federal, Inc.	24,629	828,766

		4,137,431

		118,428,102

Industrial — 19.2%
Aerospace & Defense — 1.4%
Curtiss-Wright Corp.	12,299	1,285,737
Esterline Technologies Corp. (b)	7,364	663,865
KLX, Inc. (b)	14,503	767,644
Orbital ATK, Inc.	16,135	2,148,537
Teledyne Technologies, Inc. (b)	9,857	1,569,037

		6,434,820

Building Materials — 1.1%
Cree, Inc. (b)	27,459	774,069
Eagle Materials, Inc.	13,556	1,446,425
Lennox International, Inc.	10,607	1,898,335
Louisiana-Pacific Corp. (b)	40,439	1,095,088

		5,213,917

Electrical Components & Equipment — 1.2%
Belden, Inc.	11,836	953,153
Energizer Holdings, Inc.	17,381	800,395
EnerSys	12,178	842,352
Hubbell, Inc.	15,286	1,773,482
Littelfuse, Inc.	6,336	1,241,096

		5,610,478

Electronics — 3.9%
Arrow Electronics, Inc. (b)	24,622	1,979,855
Avnet, Inc.	34,436	1,353,335
Coherent, Inc. (b)	6,880	1,617,969
Gentex Corp.	80,082	1,585,624
Jabil, Inc.	50,152	1,431,840
Keysight Technologies, Inc. (b)	51,889	2,161,696
Knowles Corp. (b)	25,289	386,163
National Instruments Corp.	30,032	1,266,449
SYNNEX Corp.	8,168	1,033,334
Tech Data Corp. (b)	9,694	861,312
Trimble, Inc. (b)	70,648	2,772,934
Vishay Intertechnology, Inc. (a)	37,826	711,129

The accompanying notes are an integral part of the financial statements.

MM S&P Mid Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Woodward, Inc.	15,473	$1,200,859

		18,362,499

Engineering & Construction — 1.0%
AECOM (b)	43,836	1,613,603
Dycom Industries, Inc. (b)	8,679	745,353
EMCOR Group, Inc.	16,478	1,143,244
Granite Construction, Inc.	11,224	650,431
KBR, Inc.	39,080	698,750

		4,851,381

Environmental Controls — 0.3%
Clean Harbors, Inc. (b)	14,636	829,861
MSA Safety, Inc.	9,494	754,868

		1,584,729

Hand & Machine Tools — 0.8%
Kennametal, Inc.	22,498	907,569
Lincoln Electric Holdings, Inc.	17,286	1,584,781
Regal Beloit Corp.	12,542	990,818

		3,483,168

Machinery – Construction & Mining — 0.6%
Oshkosh Corp.	20,887	1,724,013
Terex Corp.	23,767	1,069,990

		2,794,003

Machinery – Diversified — 2.9%
AGCO Corp.	18,439	1,360,245
Cognex Corp.	24,209	2,669,768
Graco, Inc.	15,653	1,936,120
IDEX Corp.	21,325	2,590,348
Nordson Corp.	14,196	1,682,226
Wabtec Corp. (a)	23,883	1,809,137
Zebra Technologies Corp. Class A (b)	14,873	1,614,910

		13,662,754

Metal Fabricate & Hardware — 0.5%
The Timken Co.	19,155	929,975
Valmont Industries, Inc.	6,311	997,769
Worthington Industries, Inc.	12,481	574,126

		2,501,870

Miscellaneous – Manufacturing — 1.8%
AptarGroup, Inc.	17,593	1,518,452
Carlisle Cos., Inc.	17,654	1,770,520
Crane Co.	14,127	1,130,019
Donaldson Co., Inc.	36,592	1,681,036
ITT, Inc.	24,720	1,094,354
Trinity Industries, Inc.	42,557	1,357,568

		8,551,949

Packaging & Containers — 1.0%
Bemis Co., Inc.	25,402	1,157,569
Greif, Inc. Class A	7,131	417,449
Owens-Illinois, Inc. (b)	45,414	1,142,616

	Number of Shares	Value
Silgan Holdings, Inc.	20,663	$608,112
Sonoco Products Co.	27,719	1,398,424

		4,724,170

Shipbuilding — 0.6%
Huntington Ingalls Industries, Inc.	12,700	2,875,788

Transportation — 1.9%
Genesee & Wyoming, Inc. Class A (b)	17,173	1,270,974
Kirby Corp. (b)	15,085	994,856
Knight-Swift Transportation Holdings, Inc. (b)	35,710	1,483,750
Landstar System, Inc.	11,720	1,167,898
Old Dominion Freight Line, Inc.	19,144	2,107,946
Ryder System, Inc.	14,788	1,250,325
Werner Enterprises, Inc.	12,363	451,868

		8,727,617

Trucking & Leasing — 0.2%
GATX Corp. (a)	10,883	669,958

		90,049,101

Technology — 11.4%
Computers — 2.9%
3D Systems Corp. (a) (b)	31,858	426,579
Brocade Communications Systems, Inc.	115,699	1,382,603
Convergys Corp.	26,091	675,496
Diebold Nixdorf, Inc. (a)	20,838	476,148
DST Systems, Inc.	16,923	928,734
Fortinet, Inc. (b)	42,295	1,515,853
Leidos Holdings, Inc.	39,755	2,354,291
MAXIMUS, Inc.	18,119	1,168,676
NCR Corp. (b)	33,839	1,269,639
NetScout Systems, Inc. (b)	25,055	810,529
Science Applications International Corp.	12,308	822,790
Teradata Corp. (a) (b)	35,242	1,190,827
VeriFone Systems, Inc. (b)	31,460	638,009

		13,660,174

Office & Business Equipment — 0.2%
Pitney Bowes, Inc.	52,388	733,956

Semiconductors — 2.4%
Cirrus Logic, Inc. (b)	17,751	946,483
Cypress Semiconductor Corp. (a)	93,111	1,398,527
Integrated Device Technology, Inc. (b)	37,417	994,544
IPG Photonics Corp. (b)	10,497	1,942,575
Microsemi Corp. (b)	32,226	1,658,995
Monolithic Power Systems, Inc.	10,607	1,130,176
Silicon Laboratories, Inc. (b)	11,819	944,338
Synaptics, Inc. (b)	9,499	372,171
Teradyne, Inc.	55,374	2,064,896

		11,452,705

The accompanying notes are an integral part of the financial statements.

MM S&P Mid Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Software — 5.9%
ACI Worldwide, Inc. (b)	33,014	$752,059
Acxiom Corp. (b)	22,091	544,322
Allscripts Healthcare Solutions, Inc. (b)	49,989	711,343
Blackbaud, Inc.	13,424	1,178,627
Broadridge Financial Solutions, Inc.	32,563	2,631,742
CDK Global, Inc.	36,857	2,325,308
CommVault Systems, Inc. (b)	11,830	719,264
The Dun & Bradstreet Corp.	10,303	1,199,372
Fair Isaac Corp.	8,576	1,204,928
j2 Global, Inc.	13,464	994,720
Jack Henry & Associates, Inc.	21,681	2,228,590
Manhattan Associates, Inc. (b)	19,122	794,902
Medidata Solutions, Inc. (b)	16,382	1,278,779
MSCI, Inc.	25,186	2,944,243
PTC, Inc. (b)	32,259	1,815,537
Take-Two Interactive Software, Inc. (b)	29,803	3,046,761
Tyler Technologies, Inc. (b)	9,707	1,692,124
The Ultimate Software Group, Inc. (b)	7,930	1,503,528

		27,566,149

		53,412,984

Utilities — 5.5%
Electric — 2.6%
Black Hills Corp.	14,942	1,029,056
Great Plains Energy, Inc.	60,176	1,823,333
Hawaiian Electric Industries, Inc.	30,452	1,016,183
IDACORP, Inc.	14,111	1,240,780
MDU Resources Group, Inc.	54,573	1,416,169
NorthWestern Corp.	13,578	773,131
OGE Energy Corp.	55,796	2,010,330
PNM Resources, Inc.	22,355	900,907
Westar Energy, Inc.	39,690	1,968,624

		12,178,513

Gas — 2.6%
Atmos Energy Corp.	29,673	2,487,784
National Fuel Gas Co. (a)	23,850	1,350,149
New Jersey Resources Corp.	24,166	1,018,597
ONE Gas, Inc.	14,635	1,077,721
Southwest Gas Holdings, Inc.	13,312	1,033,277
UGI Corp.	48,359	2,266,103
Vectren Corp.	23,182	1,524,680
WGL Holdings, Inc.	14,329	1,206,502

		11,964,813

Water — 0.3%
Aqua America, Inc.	49,592	1,645,959

		25,789,285

TOTAL COMMON STOCK (Cost $422,575,360)		470,870,644

	Number of Shares	Value
TOTAL EQUITIES (Cost $422,575,360)		$470,870,644

MUTUAL FUNDS — 7.5%
Diversified Financial Services — 7.5%
State Street Navigator Securities Lending Prime Portfolio (c)	35,256,784	35,256,784

TOTAL MUTUAL FUNDS (Cost $35,256,784)		35,256,784

TOTAL LONG-TERM INVESTMENTS (Cost $457,832,144)		506,127,428

	Principal Amount
SHORT-TERM INVESTMENTS — 1.3%
Repurchase Agreement — 1.1%
State Street Bank & Trust Co. Repurchase Agreement, dated 9/29/17, 0.050%, due 10/02/17 (d)	$4,903,630	4,903,630

Time Deposit — 0.0%
Euro Time Deposit 0.120% 10/02/17	4	4

U.S. Treasury Bill — 0.2%
U.S. Treasury Bill (e) 1.058% 2/01/18	905,000	901,734

TOTAL SHORT-TERM INVESTMENTS (Cost $5,805,326)		5,805,368

TOTAL INVESTMENTS — 109.2% (Cost $463,637,470) (f)		511,932,796

Other Assets/(Liabilities) — (9.2)%		(43,025,455)

NET ASSETS — 100.0%		$468,907,341

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2017, was $34,418,907 or 7.34% of net assets. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).
(b)	Non-income producing security.
(c)	Represents investment of security lending collateral. (Note 2).
(d)	Maturity value of $4,903,651. Collateralized by U.S. Government Agency obligations with a rate of 2.000%, maturity date of 8/31/21, and an aggregate market value, including accrued interest, of $5,002,391.

The accompanying notes are an integral part of the financial statements.

MM S&P Mid Cap Index Fund – Portfolio of Investments (Continued)

Notes to Portfolio of Investments (Continued)

(e)	A portion of this security is pledged/held as collateral for open futures contracts. (Note 2).
(f)	See Note 6 for aggregate cost for federal tax purposes.

The Fund had the following open Futures contracts at September 30, 2017:

Futures

	Expiration Date	Number of Contracts	Notional Amount	Value/Net Unrealized Appreciation/ (Depreciation)
Futures Contract — Long
S&P Midcap 400 E Mini Index	12/15/17	26	$4,556,642	$112,178

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments

September 30, 2017

	Number of Shares	Value
EQUITIES — 98.1%

COMMON STOCK — 98.1%
Basic Materials — 3.4%
Chemicals — 1.9%
A. Schulman, Inc.	3,854	$131,615
Aceto Corp.	3,991	44,819
AdvanSix, Inc. (a)	4,042	160,670
AgroFresh Solutions, Inc. (a)	3,018	21,217
American Vanguard Corp.	3,851	88,188
Balchem Corp.	4,270	347,108
Calgon Carbon Corp.	6,817	145,884
Codexis, Inc. (a)	5,551	36,914
CSW Industrials, Inc. (a)	1,952	86,571
Ferro Corp. (a)	11,291	251,789
GCP Applied Technologies, Inc. (a)	9,669	296,838
H.B. Fuller Co.	6,799	394,750
Hawkins, Inc.	1,299	52,999
Ingevity Corp. (a)	5,736	358,328
Innophos Holdings, Inc.	2,609	128,337
Innospec, Inc.	3,228	199,006
Intrepid Potash, Inc. (a)	12,501	54,504
KMG Chemicals, Inc.	1,245	68,326
Koppers Holdings, Inc. (a)	2,766	127,651
Kraton Corp. (a)	4,051	163,822
Kronos Worldwide, Inc.	3,113	71,070
Landec Corp. (a)	3,662	47,423
Minerals Technologies, Inc.	4,739	334,810
Oil-Dri Corp. of America	687	33,615
OMNOVA Solutions, Inc. (a)	5,832	63,860
PolyOne Corp.	10,973	439,249
Quaker Chemical Corp.	1,752	259,208
Rayonier Advanced Materials, Inc. (b)	5,781	79,200
Sensient Technologies Corp.	5,969	459,136
Stepan Co.	2,690	225,045
Tronox Ltd. Class A	8,768	185,005
Valhi, Inc.	3,443	8,367

		5,365,324

Forest Products & Paper — 0.3%
Clearwater Paper Corp. (a)	2,184	107,562
Deltic Timber Corp.	1,479	130,788
Neenah Paper, Inc.	2,242	191,803
Orchids Paper Products Co. (b)	1,239	17,445
P.H. Glatfelter Co.	5,856	113,899
Schweitzer-Mauduit International, Inc.	4,107	170,276
Verso Corp. Class A (a) (b)	4,453	22,666

		754,439

Iron & Steel — 0.6%
AK Steel Holding Corp. (a) (b)	42,529	237,737
Allegheny Technologies, Inc. (b)	14,652	350,183
Carpenter Technology Corp.	6,248	300,091

	Number of Shares	Value
Cleveland-Cliffs, Inc. (a)	40,174	$287,244
Commercial Metals Co.	15,576	296,411
Ryerson Holding Corp. (a)	2,156	23,393
Schnitzer Steel Industries, Inc. Class A	3,559	100,186
Shiloh Industries, Inc. (a)	1,928	20,051

		1,615,296

Mining — 0.6%
Century Aluminum Co. (a)	6,723	111,467
Coeur Mining, Inc. (a)	24,422	224,438
Compass Minerals International, Inc. (b)	4,566	296,334
Fairmount Santrol Holdings, Inc. (a) (b)	21,209	101,379
Ferroglobe Representation & Warranty Insurance Trust (a) (c) (d)	10,133	-
Gold Resource Corp.	6,848	25,680
Hecla Mining Co.	53,145	266,788
Kaiser Aluminum Corp.	2,265	233,612
Klondex Mines Ltd. (a) (b)	23,830	86,741
Materion Corp.	2,684	115,815
Smart Sand, Inc. (a) (b)	2,878	19,513
United States Lime & Minerals, Inc.	270	22,680
Uranium Energy Corp. (a) (b)	17,989	24,825
US Silica Holdings, Inc. (b)	11,015	342,236

		1,871,508

		9,606,567

Communications — 6.2%
Advertising — 0.0%
Clear Channel Outdoor Holdings, Inc. Class A	4,706	21,883
MDC Partners, Inc. Class A	7,546	83,006
Yext, Inc. (a) (b)	1,598	21,221

		126,110

Internet — 2.6%
1-800-Flowers.com, Inc. Class A (a)	3,580	35,263
8x8, Inc. (a)	11,901	160,663
Bankrate, Inc. (a)	6,366	88,806
Blucora, Inc. (a)	5,816	147,145
Boingo Wireless, Inc. (a)	4,953	105,846
Cars.com, Inc. (a) (b)	9,702	258,170
Carvana Co. (a) (b)	1,998	29,331
ChannelAdvisor Corp. (a)	3,409	39,203
Chegg, Inc. (a) (b)	12,829	190,382
Cogent Communications Holdings, Inc.	5,609	274,280
Corindus Vascular Robotics, Inc. (a) (b)	13,736	20,879
DHI Group, Inc. (a)	6,878	17,883
Endurance International Group Holdings, Inc. (a)	7,918	64,928

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
ePlus, Inc. (a)	1,771	$163,729
Etsy, Inc. (a)	15,599	263,311
FTD Cos., Inc. (a)	2,195	28,623
Groupon, Inc. (a) (b)	45,788	238,098
GrubHub, Inc. (a) (b)	11,580	609,803
HealthStream, Inc. (a)	3,475	81,211
Imperva, Inc. (a)	4,510	195,734
Internap Corp. (a) (b)	11,002	47,859
Lands’ End, Inc. (a)	1,812	23,918
Leaf Group Ltd. (a)	1,545	10,660
Limelight Networks, Inc. (a)	10,284	40,827
Liquidity Services, Inc. (a)	3,424	20,202
The Meet Group, Inc. (a)	8,843	32,188
ModusLink Global Solutions, Inc. (a)	573	1,077
New Media Investment Group, Inc.	6,900	102,051
NIC, Inc.	8,635	148,090
Okta, Inc. (a) (b)	1,821	51,370
Ominto, Inc. (a) (b)	1,870	8,415
Overstock.com, Inc. (a)	2,214	65,756
Perficient, Inc. (a)	4,606	90,600
Proofpoint, Inc. (a) (b)	5,882	513,028
Q2 Holdings, Inc. (a)	4,224	175,930
QuinStreet, Inc. (a)	5,023	36,919
Quotient Technology, Inc. (a)	9,932	155,436
Rapid7, Inc. (a)	2,852	50,195
RealNetworks, Inc. (a)	3,226	15,485
Reis, Inc.	1,200	21,600
RingCentral, Inc. Class A (a)	8,415	351,326
The Rubicon Project, Inc. (a)	5,855	22,776
Shutterfly, Inc. (a)	4,586	222,329
Shutterstock, Inc. (a)	2,509	83,525
Stamps.com, Inc. (a)	2,135	432,658
TechTarget, Inc. (a)	2,552	30,471
The Trade Desk, Inc. Class A (a)	3,194	196,463
TrueCar, Inc. (a) (b)	9,339	147,463
Tucows, Inc. Class A (a) (b)	1,226	71,782
VASCO Data Security International, Inc. (a)	4,080	49,164
VirnetX Holding Corp. (a) (b)	6,638	25,888
Web.com Group, Inc. (a)	5,173	129,325
XO Group, Inc. (a)	3,256	64,045
Yelp, Inc. (a)	10,472	453,438
Zendesk, Inc. (a)	13,099	381,312
Zix Corp. (a)	7,307	35,731

		7,322,590

Media — 1.2%
Beasley Broadcasting Group, Inc. Class A	641	7,500
Central European Media Enterprises Ltd. Class A (a) (b)	11,149	45,154
Daily Journal Corp. (a) (b)	153	33,447
The E.W. Scripps Co. Class A (a)	7,795	148,963

	Number of Shares	Value
Entercom Communications Corp. Class A (b)	3,822	$43,762
Entravision Communications Corp. Class A	8,886	50,650
Gannett Co., Inc.	15,405	138,645
Global Eagle Entertainment, Inc. (a) (b)	7,233	24,737
Gray Television, Inc. (a)	8,635	135,570
Hemisphere Media Group, Inc. (a) (b)	2,046	24,450
Houghton Mifflin Harcourt Co. (a)	13,945	168,037
Liberty Media Corp-Liberty Braves Class A (a)	1,345	34,123
Liberty Media Corp-Liberty Braves Class C (a)	4,628	116,950
Meredith Corp. (b)	5,334	296,037
MSG Networks, Inc. Class A (a)	8,082	171,338
The New York Times Co. Class A	16,929	331,808
Nexstar Media Group, Inc. Class A	6,126	381,650
Saga Communications, Inc. Class A	507	23,119
Salem Media Group, Inc.	1,469	9,695
Scholastic Corp.	3,815	141,918
Sinclair Broadcast Group, Inc. Class A	9,737	312,071
Time, Inc.	13,498	182,223
TiVo Corp.	15,825	314,126
Townsquare Media, Inc. Class A (a)	1,185	11,850
tronc, Inc. (a)	2,581	37,502
Value Line, Inc.	220	3,876
WideOpenWest, Inc. (a)	2,855	43,053
World Wrestling Entertainment, Inc. Class A	5,155	121,400

		3,353,654

Telecommunications — 2.4%
A10 Networks, Inc. (a)	6,470	48,913
Acacia Communications, Inc. (a) (b)	2,491	117,326
ADTRAN, Inc.	6,550	157,200
Aerohive Networks, Inc. (a)	4,169	17,051
ATN International, Inc.	1,429	75,308
CalAmp Corp. (a)	4,663	108,415
Calix, Inc. (a)	5,628	28,421
Ciena Corp. (a)	19,018	417,825
Cincinnati Bell, Inc. (a)	5,661	112,371
Clearfield, Inc. (a)	1,569	21,338
Comtech Telecommunications Corp.	3,136	64,382
Consolidated Communications Holdings, Inc.	8,807	168,038
DigitalGlobe, Inc. (a)	8,327	293,527
Extreme Networks, Inc. (a)	14,728	175,116
Finisar Corp. (a)	15,369	340,731
Frontier Communications Corp.	10,602	124,998
General Communication, Inc. Class A (a)	3,594	146,599
Gigamon, Inc. (a)	4,870	205,271

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Globalstar, Inc. (a) (b)	62,468	$101,823
Gogo, Inc. (a) (b)	7,655	90,406
GTT Communications, Inc. (a)	4,175	132,139
Harmonic, Inc. (a) (b)	10,508	32,049
Hawaiian Telcom Holdco, Inc. (a)	826	24,631
HC2 Holdings, Inc. (a)	5,388	28,449
IDT Corp. Class B	2,380	33,510
Infinera Corp. (a) (b)	19,518	173,125
Intelsat SA (a)	4,904	23,049
InterDigital, Inc.	4,667	344,191
Iridium Communications, Inc. (a) (b)	11,357	116,977
KVH Industries, Inc. (a)	2,070	24,737
Loral Space & Communications, Inc. (a) (b)	1,736	85,932
Lumos Networks Corp. (a)	2,907	52,093
NeoPhotonics Corp. (a) (b)	4,225	23,491
NETGEAR, Inc. (a)	4,349	207,012
Oclaro, Inc. (a) (b)	22,330	192,708
Ooma, Inc. (a)	2,221	23,432
ORBCOMM, Inc. (a)	8,797	92,105
Plantronics, Inc.	4,485	198,327
Preformed Line Products Co.	427	28,737
Quantenna Communications, Inc. (a) (b)	2,790	46,900
RigNet, Inc. (a)	1,725	29,670
Shenandoah Telecommunications Co.	6,263	232,984
Sonus Networks, Inc. (a)	6,398	48,945
Spok Holdings, Inc.	2,748	42,182
Straight Path Communications, Inc. Class B (a)	1,320	238,484
Telenav, Inc. (a)	4,004	25,425
Ubiquiti Networks, Inc. (a) (b)	3,119	174,726
ViaSat, Inc. (a) (b)	7,178	461,689
Viavi Solutions, Inc. (a)	30,875	292,077
Vonage Holdings Corp. (a)	26,934	219,243
West Corp.	5,815	136,478
Windstream Holdings, Inc. (b)	25,535	45,197

		6,645,753

		17,448,107

Consumer, Cyclical — 11.3%
Airlines — 0.3%
Allegiant Travel Co.	1,707	224,812
Hawaiian Holdings, Inc. (a)	7,145	268,295
SkyWest, Inc.	6,841	300,320

		793,427

Apparel — 0.6%
Columbia Sportswear Co.	3,931	242,071
Crocs, Inc. (a)	10,000	97,000
Deckers Outdoor Corp. (a)	4,261	291,495
Delta Apparel, Inc. (a)	976	20,994
Iconix Brand Group, Inc. (a)	6,590	37,497
Oxford Industries, Inc.	2,218	140,932

	Number of Shares	Value
Perry Ellis International, Inc. (a)	1,723	$40,766
Sequential Brands Group, Inc. (a)	5,381	16,089
Steven Madden Ltd. (a)	7,965	344,884
Superior Uniform Group, Inc.	1,103	25,259
Unifi, Inc. (a)	2,071	73,790
Weyco Group, Inc.	895	25,400
Wolverine World Wide, Inc.	12,716	366,857

		1,723,034

Auto Manufacturers — 0.2%
Blue Bird Corp. (a)	962	19,817
Navistar International Corp. (a)	6,710	295,710
REV Group, Inc. (b)	1,705	49,036
Wabash National Corp. (b)	8,021	183,039

		547,602

Auto Parts & Equipment — 1.2%
American Axle & Manufacturing Holdings, Inc. (a)	11,258	197,916
Commercial Vehicle Group, Inc. (a)	3,319	24,395
Cooper Tire & Rubber Co. (b)	7,157	267,672
Cooper-Standard Holding, Inc. (a)	2,364	274,153
Dana, Inc.	19,609	548,267
Dorman Products, Inc. (a)	3,693	264,493
Douglas Dynamics, Inc.	2,975	117,215
Gentherm, Inc. (a)	4,936	183,372
Horizon Global Corp. (a)	3,480	61,387
Meritor, Inc. (a)	11,291	293,679
Miller Industries, Inc.	1,515	42,344
Modine Manufacturing Co. (a)	6,727	129,495
Motorcar Parts of America, Inc. (a)	2,521	74,269
Spartan Motors, Inc.	4,560	50,388
Standard Motor Products, Inc.	2,902	140,021
Superior Industries International, Inc.	3,261	54,296
Tenneco, Inc.	7,195	436,521
Titan International, Inc.	6,813	69,152
Tower International, Inc.	2,663	72,433

		3,301,468

Distribution & Wholesale — 0.8%
Anixter International, Inc. (a)	3,914	332,690
Beacon Roofing Supply, Inc. (a)	8,999	461,199
Castle Brands, Inc. (a) (b)	11,431	15,318
Core-Mark Holding Co., Inc.	6,145	197,500
EnviroStar, Inc.	462	12,774
Essendant, Inc.	5,046	66,456
Fossil Group, Inc. (a) (b)	5,775	53,881
G-III Apparel Group Ltd. (a)	5,834	169,303
H&E Equipment Services, Inc.	4,250	124,100
Huttig Building Products, Inc. (a) (b)	3,132	22,112
Nexeo Solutions, Inc. (a)	3,464	25,287
ScanSource, Inc. (a)	3,339	145,747
SiteOne Landscape Supply, Inc. (a)	4,578	265,982
Systemax, Inc.	1,578	41,706

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Titan Machinery, Inc. (a)	2,556	$39,695
Triton International Ltd.	5,857	194,921
Veritiv Corp. (a)	1,517	49,302

		2,217,973

Entertainment — 1.0%
AMC Entertainment Holdings, Inc. Class A (b)	7,477	109,912
Caesars Acquisition Co. Class A (a)	6,598	141,527
Churchill Downs, Inc.	1,825	376,315
Eldorado Resorts, Inc. (a) (b)	6,219	159,517
Empire Resorts, Inc. (a)	459	10,259
Eros International PLC (a) (b)	3,599	51,466
Golden Entertainment, Inc. (a)	1,415	34,498
IMAX Corp. (a)	7,556	171,143
Inspired Entertainment, Inc. (a)	513	6,797
International Speedway Corp. Class A	3,362	121,032
Marriott Vacations Worldwide Corp.	2,957	368,235
National CineMedia, Inc.	8,338	58,199
Penn National Gaming, Inc. (a)	11,427	267,278
Pinnacle Entertainment, Inc. (a)	7,135	152,047
RCI Hospitality Holdings, Inc.	1,193	29,527
Reading International, Inc. Series A (a)	2,302	36,187
Red Rock Resorts, Inc. Class A	9,159	212,122
Scientific Games Corp. Class A (a)	7,179	329,157
SeaWorld Entertainment, Inc. (b)	9,228	119,872
Speedway Motorsports, Inc.	1,615	34,400

		2,789,490

Home Builders — 0.8%
AV Homes, Inc. (a) (b)	1,679	28,795
Beazer Homes USA, Inc. (a)	4,212	78,933
Cavco Industries, Inc. (a)	1,156	170,568
Century Communities, Inc. (a)	2,612	64,516
Green Brick Partners, Inc. (a)	3,190	31,581
Hovnanian Enterprises, Inc. Class A (a)	16,693	32,217
Installed Building Products, Inc. (a)	2,908	188,438
KB Home	11,299	272,532
LGI Homes, Inc. (a) (b)	2,321	112,731
M.D.C. Holdings, Inc.	5,599	185,943
M/I Homes, Inc. (a)	3,201	85,563
Meritage Home Corp. (a)	5,183	230,125
The New Home Co., Inc. (a)	1,743	19,452
PICO Holdings, Inc. (a)	3,003	50,150
Taylor Morrison Home Corp. Class A (a)	9,618	212,077
TRI Pointe Group, Inc. (a)	20,221	279,252
William Lyon Homes Class A (a)	3,210	73,798
Winnebago Industries, Inc.	4,247	190,053

		2,306,724

Home Furnishing — 0.4%
American Woodmark Corp. (a)	1,900	182,875
Daktronics, Inc.	4,831	51,064

	Number of Shares	Value
Ethan Allen Interiors, Inc.	3,348	$108,475
Flexsteel Industries, Inc.	1,040	52,728
Hooker Furniture Corp.	1,529	73,010
iRobot Corp. (a) (b)	3,568	274,950
Select Comfort Corp. (a)	5,537	171,924
Universal Electronics, Inc. (a)	1,903	120,650
VOXX International Corp. (a)	2,639	22,563

		1,058,239

Housewares — 0.0%
Libbey, Inc.	3,008	27,854
Lifetime Brands, Inc.	1,271	23,259
NACCO Industries, Inc. Class A	537	46,075

		97,188

Leisure Time — 0.7%
Acushnet Holdings Corp. (b)	3,075	54,612
Callaway Golf Co.	12,585	181,601
Camping World Holdings, Inc. Class A	3,168	129,064
Clarus Corp. (a)	2,655	19,912
Drive Shack, Inc. (b)	8,267	29,844
Escalade, Inc.	1,451	19,734
Fox Factory Holding Corp. (a)	4,726	203,691
Johnson Outdoors, Inc. Class A	673	49,317
LCI Industries	3,267	378,482
Liberty TripAdvisor Holdings, Inc. Class A (a)	9,796	120,981
Lindblad Expeditions Holdings, Inc. (a)	2,620	28,034
Malibu Boats, Inc. Class A (a)	2,745	86,852
Marine Products Corp.	1,008	16,178
MCBC Holdings, Inc. (a)	2,520	51,358
Nautilus, Inc. (a)	4,092	69,155
Planet Fitness, Inc. Class A	11,662	314,641
Vista Outdoor, Inc. (a)	7,707	176,798

		1,930,254

Lodging — 0.4%
Belmond Ltd. Class A (a)	12,067	164,715
Boyd Gaming Corp.	11,201	291,786
Caesars Entertainment Corp. (a) (b)	7,675	102,461
Century Casinos, Inc. (a)	2,933	24,080
ILG, Inc.	14,350	383,575
La Quinta Holdings, Inc. (a)	10,996	192,430
The Marcus Corp.	2,521	69,832
Monarch Casino & Resort, Inc. (a)	1,450	57,318
Red Lion Hotels Corp. (a)	2,164	18,719

		1,304,916

Office Furnishings — 0.4%
CompX International, Inc.	299	4,560
Herman Miller, Inc.	8,042	288,708
HNI Corp.	5,947	246,622
Interface, Inc.	8,383	183,587

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Kimball International, Inc. Class B	4,966	$98,178
Knoll, Inc.	6,478	129,560
Steelcase, Inc. Class A	11,538	177,685

		1,128,900

Retail — 4.3%
Abercrombie & Fitch Co. Class A (b)	9,195	132,776
America’s Car-Mart, Inc. (a)	1,030	42,359
American Eagle Outfitters, Inc.	21,847	312,412
Asbury Automotive Group, Inc. (a)	2,521	154,033
Ascena Retail Group, Inc. (a) (b)	23,672	57,996
At Home Group, Inc. (a) (b)	670	15,303
Barnes & Noble Education, Inc. (a)	5,016	32,654
Barnes & Noble, Inc.	7,997	60,777
Bassett Furniture Industries, Inc.	1,370	51,649
Big 5 Sporting Goods Corp. (b)	2,770	21,190
Big Lots, Inc.	5,982	320,456
Biglari Holdings, Inc. (a)	140	46,661
BJ’s Restaurants, Inc. (a)	2,836	86,356
Bloomin’ Brands, Inc.	12,497	219,947
BMC Stock Holdings, Inc. (a)	8,820	188,307
Bob Evans Farms, Inc.	2,674	207,262
Bojangles’, Inc. (a)	2,294	30,969
Boot Barn Holdings, Inc. (a) (b)	1,827	16,260
Brinker International, Inc. (b)	6,631	211,264
The Buckle, Inc.	3,870	65,209
Buffalo Wild Wings, Inc. (a)	2,087	220,596
Build-A-Bear Workshop, Inc. (a)	1,860	17,019
Caleres, Inc.	5,667	172,957
Carrols Restaurant Group, Inc. (a)	4,650	50,685
The Cato Corp. Class A	3,256	43,077
The Cheesecake Factory, Inc. (b)	6,049	254,784
Chico’s FAS, Inc.	17,312	154,942
The Children’s Place, Inc. (b)	2,325	274,699
Chuy’s Holdings, Inc. (a)	2,235	47,047
Citi Trends, Inc.	1,975	39,243
Conn’s, Inc. (a)	2,535	71,360
The Container Store Group, Inc. (a)	2,018	8,496
Cracker Barrel Old Country Store, Inc. (b)	2,590	392,696
Dave & Buster’s Entertainment, Inc. (a)	5,596	293,678
Del Frisco’s Restaurant Group, Inc. (a)	2,942	42,806
Del Taco Restaurants, Inc. (a)	4,511	69,199
Denny’s Corp. (a)	9,267	115,374
Dillard’s, Inc. Class A (b)	1,887	105,804
DineEquity, Inc. (b)	2,327	100,014
DSW, Inc. Class A	8,847	190,034
Duluth Holdings, Inc. Class B (a) (b)	1,316	26,702
El Pollo Loco Holdings, Inc. (a)	2,784	33,826
Express, Inc. (a)	10,317	69,743
EZCORP, Inc. Class A (a)	6,727	63,906
Fiesta Restaurant Group, Inc. (a) (b)	3,476	66,044

	Number of Shares	Value
The Finish Line, Inc. Class A (b)	5,376	$64,673
FirstCash, Inc.	6,393	403,718
Five Below, Inc. (a)	7,279	399,472
Fogo De Chao, Inc. (a)	1,244	15,426
Foundation Building Materials, Inc. (a) (b)	2,001	28,294
Francesca’s Holdings Corp. (a)	4,988	36,712
Fred’s, Inc. Class A (b)	4,913	31,640
Freshpet, Inc. (a)	3,312	51,833
Gaia, Inc. (a)	1,207	14,484
Genesco, Inc. (a)	2,615	69,559
GMS, Inc. (a)	3,703	131,086
GNC Holdings, Inc. Class A	9,142	80,815
Group 1 Automotive, Inc.	2,676	193,903
Guess?, Inc. (b)	8,004	136,308
The Habit Restaurants, Inc. Class A (a) (b)	2,673	34,883
Haverty Furniture Cos., Inc.	2,544	66,526
Hibbett Sports, Inc. (a) (b)	2,940	41,895
HSN, Inc.	4,346	169,711
J Alexander’s Holdings, Inc. (a)	1,836	21,298
J. Jill, Inc. (a) (b)	1,552	16,901
Jack in the Box, Inc.	3,968	404,419
JC Penney Co., Inc. (a) (b)	41,794	159,235
Kirkland’s, Inc. (a)	2,025	23,146
La-Z-Boy, Inc.	6,507	175,038
Lithia Motors, Inc. Class A	3,140	377,773
Lumber Liquidators Holdings, Inc. (a)	3,793	147,851
MarineMax, Inc. (a)	3,405	56,353
Movado Group, Inc.	2,043	57,204
Nathan’s Famous, Inc. (a)	393	29,062
Noodles & Co. (a) (b)	1,419	6,244
Office Depot, Inc.	69,024	313,369
Ollie’s Bargain Outlet Holdings, Inc. (a)	6,415	297,656
Papa John’s International, Inc.	3,674	268,459
Party City Holdco, Inc. (a) (b)	3,692	50,027
PC Connection, Inc.	1,567	44,174
PCM, Inc. (a)	1,326	18,564
PetIQ, Inc. (a)	978	26,484
PetMed Express, Inc. (b)	2,665	88,345
Pier 1 Imports, Inc.	10,983	46,019
Potbelly Corp. (a)	2,988	37,051
PriceSmart, Inc.	2,978	265,786
Red Robin Gourmet Burgers, Inc. (a)	1,737	116,379
Regis Corp. (a)	4,733	67,540
RH (a) (b)	2,708	190,427
Ruby Tuesday, Inc. (a)	8,148	17,437
Rush Enterprises, Inc. Class A (a)	4,014	185,808
Rush Enterprises, Inc. Class B (a)	707	30,839
Ruth’s Hospitality Group, Inc.	4,033	84,491
Sears Holdings Corp. (a) (b)	1,541	11,249
Shake Shack, Inc. Class A (a) (b)	2,964	98,494
Shoe Carnival, Inc.	1,535	34,353
Sonic Automotive, Inc. Class A	3,586	73,154

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Sonic Corp. (b)	5,535	$140,866
Sportsman’s Warehouse Holdings, Inc. (a) (b)	4,771	21,517
Tailored Brands, Inc. (b)	6,619	95,578
Texas Roadhouse, Inc.	9,024	443,439
Tile Shop Holdings, Inc.	5,366	68,148
Tilly’s, Inc. Class A	1,826	21,894
Vera Bradley, Inc. (a)	2,780	24,492
Vitamin Shoppe, Inc. (a)	2,744	14,680
Wingstop, Inc. (b)	3,915	130,174
Winmark Corp.	325	42,819
Zoe’s Kitchen, Inc. (a) (b)	2,571	32,472
Zumiez, Inc. (a)	2,561	46,354

		12,092,571

Storage & Warehousing — 0.1%
Mobile Mini, Inc.	5,922	204,013
Wesco Aircraft Holdings, Inc. (a)	7,519	70,679

		274,692

Textiles — 0.1%
Culp, Inc.	1,474	48,274
UniFirst Corp.	2,059	311,938

		360,212

		31,926,690

Consumer, Non-cyclical — 21.2%
Agriculture — 0.3%
Alico, Inc.	427	14,582
The Andersons, Inc.	3,607	123,540
Cadiz, Inc. (a) (b)	2,755	34,988
Limoneira Co.	1,610	37,304
Tejon Ranch Co. (a)	2,008	42,369
Turning Point Brands, Inc. (a)	686	11,662
Universal Corp.	3,334	191,038
Vector Group Ltd.	13,230	270,818

		726,301

Beverages — 0.3%
The Boston Beer Co., Inc. Class A (a) (b)	1,155	180,411
Coca-Cola Bottling Co. Consolidated	635	137,001
Craft Brew Alliance, Inc. (a)	1,734	30,432
Farmer Brothers Co. (a)	1,170	38,435
MGP Ingredients, Inc. (b)	1,756	106,466
National Beverage Corp. (b)	1,584	196,495
Primo Water Corp. (a)	3,341	39,591

		728,831

Biotechnology — 4.8%
Abeona Therapeutics, Inc. (a) (b)	3,208	54,696
Acceleron Pharma, Inc. (a)	4,319	161,185
Achillion Pharmaceuticals, Inc. (a)	15,768	70,798
Acorda Therapeutics, Inc. (a)	5,837	138,045
Aduro Biotech, Inc. (a)	5,855	62,356

	Number of Shares	Value
Advaxis, Inc. (a) (b)	5,108	$21,351
Agenus, Inc. (a) (b)	10,034	44,250
Aileron Therapeutics, Inc. (a) (b)	685	9,165
Alder Biopharmaceuticals, Inc. (a)	8,540	104,615
AMAG Pharmaceuticals, Inc. (a) (b)	4,723	87,139
AnaptysBio, Inc. (a)	1,615	56,444
Anavex Life Sciences Corp. (a) (b)	5,188	21,478
ANI Pharmaceuticals, Inc. (a)	1,096	57,529
Aratana Therapeutics, Inc. (a) (b)	5,346	32,771
Ardelyx, Inc. (a)	4,507	25,239
Arena Pharmaceuticals, Inc. (a)	5,297	135,074
Assembly Biosciences, Inc. (a)	1,926	67,256
Asterias Biotherapeutics, Inc. (a) (b)	3,900	13,260
Atara Biotherapeutics, Inc. (a) (b)	3,364	55,674
Athersys, Inc. (a) (b)	13,596	28,008
Audentes Therapeutics, Inc. (a)	2,013	56,384
Axovant Sciences Ltd. (a) (b)	4,370	30,066
Bellicum Pharmaceuticals, Inc. (a) (b)	3,590	41,465
BioCryst Pharmaceuticals, Inc. (a)	10,820	56,697
Biohaven Pharmaceutical Holding Co. Ltd. (a)	1,415	52,893
BioTime, Inc. (a) (b)	10,247	29,101
Bluebird Bio, Inc. (a)	6,157	845,664
Blueprint Medicines Corp. (a)	5,237	364,862
Calyxt, Inc. (a) (b)	1,096	26,841
Cambrex Corp. (a)	4,376	240,680
Cascadian Therapeutics, Inc. (a)	4,538	18,560
Celldex Therapeutics, Inc. (a) (b)	16,031	45,849
ChemoCentryx, Inc. (a)	3,164	23,477
Clearside Biomedical, Inc. (a)	2,728	23,843
Corium International, Inc. (a) (b)	3,279	36,331
Corvus Pharmaceuticals, Inc. (a)	1,112	17,725
Curis, Inc. (a)	15,320	22,827
Cytokinetics, Inc. (a)	5,646	81,867
CytomX Therapeutics, Inc. (a)	3,972	72,171
Dermira, Inc. (a)	5,138	138,726
Dynavax Technologies Corp. (a) (b)	8,200	176,300
Edge Therapeutics, Inc. (a) (b)	2,761	29,626
Editas Medicine, Inc. (a) (b)	4,574	109,822
Emergent BioSolutions, Inc. (a)	4,512	182,510
Enzo Biochem, Inc. (a)	5,569	58,307
Epizyme, Inc. (a) (b)	5,549	105,708
Esperion Therapeutics, Inc. (a) (b)	2,286	114,574
Exact Sciences Corp. (a)	15,847	746,711
Fate Therapeutics, Inc. (a)	5,048	19,990
FibroGen, Inc. (a)	8,929	480,380
Five Prime Therapeutics, Inc. (a)	3,664	149,894
Fortress Biotech, Inc. (a) (b)	4,680	20,686
Foundation Medicine, Inc. (a)	1,928	77,506
Genocea Biosciences, Inc. (a) (b)	3,785	5,526
Geron Corp. (a) (b)	20,298	44,250
Halozyme Therapeutics, Inc. (a) (b)	16,080	279,310
Idera Pharmaceuticals, Inc. (a) (b)	14,227	31,726

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
ImmunoGen, Inc. (a) (b)	11,352	$86,843
Immunomedics, Inc. (a) (b)	13,845	193,553
Innoviva, Inc. (a)	10,228	144,419
Inovio Pharmaceuticals, Inc. (a) (b)	10,976	69,588
Insmed, Inc. (a)	10,012	312,475
Intellia Therapeutics, Inc. (a) (b)	1,876	46,619
Iovance Biotherapeutics, Inc. (a)	6,984	54,126
Karyopharm Therapeutics, Inc. (a)	4,462	48,993
Kite Pharma, Inc. (a)	6,589	1,184,768
Kura Oncology, Inc. (a)	2,614	39,079
Lexicon Pharmaceuticals, Inc. (a) (b)	5,746	70,618
Ligand Pharmaceuticals, Inc. (a) (b)	2,761	375,910
Loxo Oncology, Inc. (a)	3,079	283,637
MacroGenics, Inc. (a)	4,517	83,474
Matinas BioPharma Holdings, Inc. (a)	6,964	9,192
The Medicines Co. (a) (b)	9,303	344,583
Merrimack Pharmaceuticals, Inc. (b)	1,729	25,140
Momenta Pharmaceuticals, Inc. (a)	9,898	183,113
Myriad Genetics, Inc. (a)	8,656	313,174
NantKwest, Inc. (a)	4,028	22,073
NeoGenomics, Inc. (a) (b)	7,508	83,564
NewLink Genetics Corp. (a) (b)	3,067	31,222
Novavax, Inc. (a) (b)	37,173	42,377
Novelion Therapeutics, Inc. (a)	1,995	14,025
Nymox Pharmaceutical Corp. (a)	3,760	14,363
Omeros Corp. (a) (b)	5,994	129,590
Oncocyte Corp. (a)	717	5,413
Organovo Holdings, Inc. (a) (b)	13,289	29,502
Otonomy, Inc. (a)	3,818	12,409
Ovid therapeutics, Inc. (a)	667	5,716
Pacific Biosciences of California, Inc. (a) (b)	13,963	73,306
Paratek Pharmaceuticals, Inc. (a) (b)	3,217	80,747
PDL BioPharma, Inc. (a)	21,700	73,563
Pieris Pharmaceuticals, Inc. (a)	4,535	26,122
Prothena Corp. PLC (a) (b)	5,175	335,185
PTC Therapeutics, Inc. (a) (b)	5,403	108,114
Puma Biotechnology, Inc. (a) (b)	3,872	463,672
REGENXBIO, Inc. (a)	3,729	122,871
Retrophin, Inc. (a)	5,151	128,208
Rigel Pharmaceuticals, Inc. (a)	16,920	42,977
RTI Surgical, Inc. (a)	7,166	32,605
Sage Therapeutics, Inc. (a) (b)	4,659	290,256
Sangamo Therapeutics, Inc. (a)	11,176	167,640
Selecta Biosciences, Inc. (a) (b)	1,876	34,237
Seres Therapeutics, Inc. (a)	2,788	44,720
Sienna Biopharmaceuticals, Inc. (a) (b)	678	15,086
Spark Therapeutics, Inc. (a) (b)	3,596	320,619
Spectrum Pharmaceuticals, Inc. (a)	10,496	147,679
Stemline Therapeutics, Inc. (a) (b)	3,129	34,732
Strongbridge Biopharma PLC (a) (b)	2,887	19,920
Syndax Pharmaceuticals, Inc. (a)	1,445	16,907
Theravance Biopharma, Inc. (a) (b)	5,630	192,771

	Number of Shares	Value
Tobira Therapeutics, Inc. (a) (c) (d)	1,376	$11,338
Tocagen, Inc. (a)	1,114	13,880
Ultragenyx Pharmaceutical, Inc. (a)	5,334	284,089
VBI Vaccines, Inc. (a) (b)	2,863	11,023
Veracyte, Inc. (a)	3,126	27,415
Versartis, Inc. (a) (b)	4,434	10,863
WaVe Life Sciences Ltd. (a) (b)	1,568	34,104
XBiotech, Inc. (a) (b)	2,799	12,232
ZIOPHARM Oncology, Inc. (a) (b)	17,719	108,795

		13,650,422

Commercial Services — 4.8%
Aaron’s, Inc.	8,543	372,731
ABM Industries, Inc.	7,534	314,243
Acacia Research Corp. (a)	6,850	31,168
Adtalem Global Education, Inc.	8,390	300,781
The Advisory Board Co. (a)	5,446	292,042
Alarm.com Holdings, Inc. (a)	2,740	123,793
American Public Education, Inc. (a)	2,114	44,500
AMN Healthcare Services, Inc. (a) (b)	6,358	290,561
ARC Document Solutions, Inc. (a)	5,628	23,019
Ascent Capital Group, Inc. Class A (a)	1,400	18,256
Avis Budget Group, Inc. (a)	10,096	384,254
B. Riley Financial, Inc.	2,849	48,575
Barrett Business Services, Inc.	951	53,760
BG Staffing, Inc.	901	14,912
Bridgepoint Education, Inc. (a)	2,452	23,539
The Brink’s Co.	6,184	521,002
CAI International, Inc. (a)	2,085	63,217
Cambium Learning Group, Inc. (a)	1,664	11,032
Capella Education Co.	1,552	108,873
Cardtronics PLC Class A (a)	6,143	141,350
Care.com, Inc. (a)	1,811	28,777
Career Education Corp. (a)	9,128	94,840
Carriage Services, Inc.	2,027	51,891
CBIZ, Inc. (a)	6,882	111,832
Cimpress NV (a) (b)	3,366	328,724
Collectors Universe, Inc.	1,026	24,593
Corvel Corp. (a)	1,267	68,925
CPI Card Group, Inc. (b)	2,868	3,384
CRA International, Inc.	1,150	47,208
Cross Country Healthcare, Inc. (a)	4,774	67,934
Deluxe Corp.	6,527	476,210
Emerald Expositions Events, Inc. (b)	2,070	48,107
Ennis, Inc.	3,389	66,594
Everi Holdings, Inc. (a)	8,668	65,790
EVERTEC, Inc.	8,154	129,241
Forrester Research, Inc.	1,365	57,125
Franklin Covey Co. (a)	1,318	26,755
FTI Consulting, Inc. (a)	5,312	188,470
Grand Canyon Education, Inc. (a)	6,329	574,800

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Great Lakes Dredge & Dock Corp. (a)	7,678	$37,238
Green Dot Corp. Class A (a)	6,161	305,462
The Hackett Group, Inc.	3,152	47,879
Healthcare Services Group, Inc.	9,604	518,328
HealthEquity, Inc. (a)	6,718	339,796
Heidrick & Struggles International, Inc.	2,473	52,304
Herc Holdings, Inc. (a)	3,268	160,557
Hertz Global Holdings, Inc. (a)	7,376	164,927
HMS Holdings Corp. (a)	11,311	224,636
Huron Consulting Group, Inc. (a)	2,921	100,190
ICF International, Inc. (a)	2,418	130,451
INC Research Holdings, Inc. Class A (a)	7,359	384,876
Information Services Group, Inc. (a)	4,250	17,085
Insperity, Inc.	2,469	217,272
K12, Inc. (a)	4,595	81,975
Kelly Services, Inc. Class A	4,121	103,396
Kforce, Inc.	3,184	64,317
Korn/Ferry International	6,894	271,830
Landauer, Inc.	1,235	83,116
Laureate Education, Inc. Class A (a)	4,787	69,651
LendingTree, Inc. (a) (b)	859	209,983
Liberty Tax, Inc.	933	13,435
LSC Communications, Inc.	4,543	75,005
Matthews International Corp. Class A	4,215	262,384
McGrath RentCorp	3,157	138,119
Medifast, Inc.	1,429	84,840
MoneyGram International, Inc. (a)	3,956	63,731
Monro, Inc. (b)	4,275	239,614
National Research Corp. Class A	1,291	48,671
Navigant Consulting, Inc. (a)	6,376	107,882
Neff Corp. Class A (a)	1,064	26,600
Nutrisystem, Inc.	4,005	223,879
On Assignment, Inc. (a)	6,843	367,332
PAREXEL International Corp. (a)	6,776	596,830
Paylocity Holding Corp. (a)	3,503	171,016
Pendrell Corp. (a)	1,555	10,621
Quad/Graphics, Inc.	4,249	96,070
Rent-A-Center, Inc. (b)	5,817	66,779
Resources Connection, Inc.	3,856	53,598
RPX Corp. (a)	6,122	81,300
RR Donnelley & Sons Co.	9,495	97,798
SEACOR Marine Holdings, Inc. (a)	2,227	34,830
ServiceSource International, Inc. (a)	9,973	34,507
Sotheby’s (a) (b)	5,137	236,867
SP Plus Corp. (a)	2,345	92,628
Strayer Education, Inc.	1,433	125,058
Team, Inc. (a) (b)	3,934	52,519
Textainer Group Holdings Ltd. (a)	3,708	63,592
Travelport Worldwide Ltd.	16,727	262,614
TriNet Group, Inc. (a)	5,514	185,381
TrueBlue, Inc. (a)	5,655	126,955
Vectrus, Inc. (a)	1,468	45,273
Viad Corp.	2,725	165,952

	Number of Shares	Value
Weight Watchers International, Inc. (a)	3,775	$164,401
Willdan Group, Inc. (a)	996	32,330

		13,676,488

Cosmetics & Personal Care — 0.1%
elf Beauty, Inc. (a) (b)	2,831	63,839
Inter Parfums, Inc.	2,327	95,989
Revlon, Inc. Class A (a) (b)	1,600	39,280

		199,108

Foods — 1.5%
Amplify Snack Brands, Inc. (a) (b)	4,434	31,437
B&G Foods, Inc. (b)	8,859	282,159
Cal-Maine Foods, Inc. (a) (b)	4,194	172,373
Calavo Growers, Inc. (b)	2,161	158,185
The Chefs’ Warehouse, Inc. (a) (b)	2,616	50,489
Darling Ingredients, Inc. (a)	22,131	387,735
Dean Foods Co.	12,251	133,291
Fresh Del Monte Produce, Inc.	4,367	198,524
Hostess Brands, Inc. (a)	10,795	147,460
Ingles Markets, Inc. Class A	1,901	48,856
J&J Snack Foods Corp.	2,030	266,539
John B Sanfilippo & Son, Inc.	1,157	77,878
Lancaster Colony Corp.	2,534	304,384
Lifeway Foods, Inc. (a)	515	4,584
Performance Food Group Co. (a)	11,499	324,847
Sanderson Farms, Inc. (b)	2,717	438,850
Seneca Foods Corp. Class A (a)	899	31,015
Smart & Final Stores, Inc. (a)	3,169	24,877
Snyder’s-Lance, Inc.	11,599	442,386
SpartanNash Co.	5,057	133,353
SUPERVALU, Inc. (a)	5,199	113,078
Tootsie Roll Industries, Inc. (b)	2,279	86,602
United Natural Foods, Inc. (a)	6,837	284,351
Village Super Market, Inc. Class A	1,006	24,888
Weis Markets, Inc.	1,291	56,158

		4,224,299

Health Care – Products — 3.7%
Abaxis, Inc.	2,956	131,985
Accelerate Diagnostics, Inc. (a) (b)	3,528	79,204
Accuray, Inc. (a)	10,974	43,896
Analogic Corp.	1,684	141,035
AngioDynamics, Inc. (a)	4,928	84,220
AtriCure, Inc. (a)	4,280	95,744
Atrion Corp.	189	127,008
AxoGen, Inc. (a)	3,697	71,537
BioTelemetry, Inc. (a)	3,789	125,037
Cantel Medical Corp.	4,900	461,433
Cardiovascular Systems, Inc. (a)	4,306	121,214
Cerus Corp. (a) (b)	13,913	37,982
ConforMIS, Inc. (a)	5,475	19,272
CONMED Corp.	3,700	194,139

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
CryoLife, Inc. (a)	4,307	$97,769
Cutera, Inc. (a)	1,768	73,107
Endologix, Inc. (a) (b)	11,082	49,426
Entellus Medical, Inc. (a) (b)	1,593	29,407
Exactech, Inc. (a)	1,429	47,086
FONAR Corp. (a)	799	24,369
GenMark Diagnostics, Inc. (a) (b)	6,870	66,158
Genomic Health, Inc. (a)	2,674	85,809
Glaukos Corp. (a) (b)	3,862	127,446
Globus Medical, Inc. Class A (a)	9,509	282,607
Haemonetics Corp. (a)	7,062	316,872
Halyard Health, Inc. (a)	6,303	283,824
ICU Medical, Inc. (a)	2,028	376,904
Inogen, Inc. (a)	2,295	218,254
Insulet Corp. (a)	7,836	431,607
Integer Holdings Corp. (a)	4,182	213,909
Integra LifeSciences Holdings Corp. (a) (b)	8,574	432,815
Intersect ENT, Inc. (a)	3,518	109,586
Invacare Corp. (b)	4,287	67,520
iRhythm Technologies, Inc. (a)	1,864	96,704
K2M Group Holdings, Inc. (a)	5,471	116,040
Lantheus Holdings, Inc. (a)	4,111	73,176
LeMaitre Vascular, Inc.	1,996	74,690
LivaNova PLC (a)	6,542	458,332
Luminex Corp.	5,483	111,469
Masimo Corp. (a)	6,047	523,428
Meridian Bioscience, Inc.	5,615	80,294
Merit Medical Systems, Inc. (a)	6,562	277,901
MiMedx Group, Inc. (a) (b)	13,951	165,738
NanoString Technologies, Inc. (a)	2,775	44,844
Natus Medical, Inc. (a)	4,368	163,800
Nevro Corp. (a)	3,735	339,437
Novocure Ltd. (a)	7,787	154,572
NuVasive, Inc. (a)	6,841	379,402
NxStage Medical, Inc. (a)	8,752	241,555
Obalon Therapeutics, Inc. (a)	1,125	10,721
OraSure Technologies, Inc. (a)	7,632	171,720
Orthofix International NV (a)	2,319	109,573
Oxford Immunotec Global PLC (a)	3,060	51,408
Penumbra, Inc. (a) (b)	3,951	356,775
Pulse Biosciences, Inc. (a) (b)	1,202	22,369
Quidel Corp. (a)	3,741	164,080
Quotient Ltd. (a) (b)	3,524	17,373
Repligen Corp. (a) (b)	5,061	193,938
Rockwell Medical, Inc. (a) (b)	6,469	55,375
Sientra, Inc. (a) (b)	1,870	28,798
STAAR Surgical Co. (a) (b)	5,508	68,575
Surmodics, Inc. (a)	1,760	54,560
Tactile Systems Technology, Inc. (a) (b)	1,264	39,121
Utah Medical Products, Inc.	472	34,716
Varex Imaging Corp. (a)	5,079	171,873

	Number of Shares	Value
ViewRay, Inc. (a) (b)	3,860	$22,234
Viveve Medical, Inc. (a) (b)	1,975	10,349
Wright Medical Group NV (a)	14,093	364,586

		10,317,707

Health Care – Services — 1.5%
AAC Holdings, Inc. (a)	1,576	15,650
Addus HomeCare Corp. (a)	1,014	35,794
Almost Family, Inc. (a)	1,722	92,471
Amedisys, Inc. (a)	3,839	214,831
American Renal Associates Holdings, Inc. (a)	1,335	19,985
Capital Senior Living Corp. (a) (b)	3,231	40,549
Chemed Corp.	2,122	428,750
Civitas Solutions, Inc. (a)	2,179	40,203
Community Health Systems, Inc. (a) (b)	12,837	98,588
The Ensign Group, Inc.	6,509	147,038
Genesis Healthcare, Inc. (a) (b)	5,105	5,922
HealthSouth Corp.	13,272	615,157
Invitae Corp. (a)	5,143	48,190
Kindred Healthcare, Inc.	11,316	76,949
LHC Group, Inc. (a)	2,124	150,634
Magellan Health, Inc. (a)	3,203	276,419
Medpace Holdings, Inc. (a) (b)	971	30,975
Molina Healthcare, Inc. (a)	5,934	408,022
Natera, Inc. (a)	4,147	53,455
National HealthCare Corp.	1,513	94,668
The Providence Service Corp. (a)	1,543	83,445
RadNet, Inc. (a)	5,082	58,697
Select Medical Holdings Corp. (a)	14,476	277,939
Surgery Partners, Inc. (a) (b)	2,499	25,865
Teladoc, Inc. (a) (b)	7,256	240,536
Tenet Healthcare Corp. (a) (b)	10,960	180,073
Tivity Health, Inc. (a)	4,924	200,899
Triple-S Management Corp. Class B (a)	3,150	74,592
U.S. Physical Therapy, Inc.	1,630	100,164

		4,136,460

Household Products & Wares — 0.3%
Acco Brands Corp. (a)	14,577	173,466
Central Garden & Pet Co. (a)	1,409	54,726
Central Garden & Pet Co. Class A (a)	4,759	176,987
CSS Industries, Inc.	1,175	33,863
Helen of Troy Ltd. (a)	3,674	356,011
WD-40 Co. (b)	1,860	208,134

		1,003,187

Pharmaceuticals — 3.9%
Achaogen, Inc. (a) (b)	4,603	73,418
Aclaris Therapeutics, Inc. (a) (b)	3,047	78,643
Adamas Pharmaceuticals, Inc. (a) (b)	1,940	41,070
Aerie Pharmaceuticals, Inc. (a) (b)	4,421	214,861

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Aimmune Therapeutics, Inc. (a) (b)	4,750	$117,752
Akcea Therapeutics, Inc. (a) (b)	2,020	55,893
Akebia Therapeutics, Inc. (a)	6,031	118,630
Amicus Therapeutics, Inc. (a) (b)	22,265	335,756
Amphastar Pharmaceuticals, Inc. (a)	4,864	86,920
Anika Therapeutics, Inc. (a)	1,951	113,158
Antares Pharma, Inc. (a) (b)	19,594	63,485
Array BioPharma, Inc. (a) (b)	23,266	286,172
Athenex, Inc. (a) (b)	939	16,442
Avexis, Inc. (a)	3,312	320,370
BioScrip, Inc. (a) (b)	15,409	42,375
BioSpecifics Technologies Corp. (a)	752	34,983
Calithera Biosciences, Inc. (a)	4,174	65,741
Cara Therapeutics, Inc. (a) (b)	3,613	49,462
Catalent, Inc. (a)	16,958	676,963
Catalyst Pharmaceuticals, Inc. (a)	9,424	23,748
Cempra, Inc. (a)	6,124	19,903
Chimerix, Inc. (a)	6,318	33,170
Clovis Oncology, Inc. (a)	5,839	481,134
Coherus Biosciences, Inc. (a) (b)	5,210	69,553
Collegium Pharmaceutical, Inc. (a) (b)	2,988	31,344
Conatus Pharmaceuticals, Inc. (a) (b)	3,380	18,556
Concert Pharmaceuticals, Inc. (a)	2,422	35,725
Corbus Pharmaceuticals Holdings, Inc. (a) (b)	5,854	41,856
Corcept Therapeutics, Inc. (a)	12,291	237,216
Depomed, Inc. (a)	7,543	43,674
Diplomat Pharmacy, Inc. (a)	6,395	132,440
Dova Pharmaceuticals, Inc. (a) (b)	691	16,777
Durect Corp. (a)	19,100	33,807
Eagle Pharmaceuticals, Inc. (a) (b)	1,126	67,155
Enanta Pharmaceuticals, Inc. (a)	2,092	97,906
Flexion Therapeutics, Inc. (a) (b)	3,771	91,183
G1 Therapeutics, Inc. (a) (b)	1,059	26,359
Global Blood Therapeutics, Inc. (a)	4,977	154,536
Heron Therapeutics, Inc. (a) (b)	6,130	98,999
Heska Corp. (a)	872	76,814
Horizon Pharma PLC (a)	22,005	279,023
Ignyta, Inc. (a)	6,806	84,054
Immune Design Corp. (a)	2,374	24,571
Impax Laboratories, Inc. (a)	9,896	200,889
Insys Therapeutics, Inc. (a) (b)	3,224	28,629
Intra-Cellular Therapies, Inc. (a) (b)	4,557	71,909
Ironwood Pharmaceuticals, Inc. (a) (b)	18,148	286,194
Jounce Therapeutics, Inc. (a) (b)	1,951	30,397
Kala Pharmaceuticals, Inc. (a) (b)	1,100	25,124
Keryx Biopharmaceuticals, Inc. (a) (b)	12,067	85,676
Kindred Biosciences, Inc. (a)	3,389	26,604
La Jolla Pharmaceutical Co. (a) (b)	2,375	82,602
Lannett Co., Inc. (a) (b)	3,793	69,981
Madrigal Pharmaceuticals, Inc. (a) (b)	540	24,289
MediciNova, Inc. (a) (b)	4,478	28,525
Mersana Therapeutics, Inc. (a)	681	11,774

	Number of Shares	Value
Minerva Neurosciences, Inc. (a)	3,917	$29,769
Miragen Therapeutics, Inc. (a)	1,669	15,271
MyoKardia, Inc. (a) (b)	2,587	110,853
Natural Grocers by Vitamin Cottage, Inc. (a) (b)	1,249	6,969
Natural Health Trends Corp. (b)	1,018	24,330
Nature’s Sunshine Products, Inc.	1,464	14,860
Nektar Therapeutics (a)	19,983	479,592
Neogen Corp. (a)	5,002	387,455
Neos Therapeutics, Inc. (a) (b)	3,229	29,545
Ocular Therapeutix, Inc. (a)	3,197	19,757
Omega Protein Corp.	2,970	49,451
Omthera Pharmaceuticals, Inc. CVR (a) (c) (d)	428	-
Owens & Minor, Inc.	8,186	239,031
Pacira Pharmaceuticals, Inc. (a) (b)	5,296	198,865
PharMerica Corp. (a)	3,992	116,966
Phibro Animal Health Corp. Class A	2,538	94,033
Portola Pharmaceuticals, Inc. (a)	7,438	401,875
PRA Health Sciences, Inc. (a)	6,586	501,656
Prestige Brands Holdings, Inc. (a)	7,184	359,847
Progenics Pharmaceuticals, Inc. (a)	9,530	70,141
Protagonist Therapeutics, Inc. (a) (b)	1,367	24,155
Ra Pharmaceuticals, Inc. (a)	1,554	22,688
Radius Health, Inc. (a) (b)	5,015	193,328
Reata Pharmaceuticals, Inc. Class A (a) (b)	1,525	47,428
Recro Pharma, Inc. (a) (b)	1,807	16,227
Revance Therapeutics, Inc. (a)	3,047	83,945
Sarepta Therapeutics, Inc. (a) (b)	7,978	361,882
SciClone Pharmaceuticals, Inc. (a)	7,037	78,814
Sucampo Pharmaceuticals, Inc. Class A (a) (b)	3,213	37,913
Supernus Pharmaceuticals, Inc. (a)	6,386	255,440
Synergy Pharmaceuticals, Inc. (a) (b)	30,606	88,757
Syros Pharmaceuticals, Inc. (a) (b)	1,650	24,288
Teligent, Inc. (a) (b)	5,536	37,147
Tetraphase Pharmaceuticals, Inc. (a)	6,861	46,929
TG Therapeutics, Inc. (a) (b)	6,584	78,020
TherapeuticsMD, Inc. (a) (b)	21,039	111,296
Trevena, Inc. (a)	7,581	19,332
USANA Health Sciences, Inc. (a)	1,559	89,954
Vanda Pharmaceuticals, Inc. (a)	5,942	106,362
Voyager Therapeutics, Inc. (a) (b)	1,991	40,995
vTv Therapeutics, Inc. Class A (a)	717	4,288
Xencor, Inc. (a)	5,135	117,694
Zogenix, Inc. (a) (b)	3,344	117,207
Zynerba Pharmaceuticals, Inc. (a) (b)	1,506	12,590

		11,151,135

		59,813,938

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Diversified — 0.1%
Holding Company – Diversified — 0.1%
HRG Group, Inc. (a)	16,035	$250,306
Wins Finance Holdings, Inc. (a) (b) (d)	80	16,800

		267,106

Energy — 3.6%
Coal — 0.2%
Arch Coal, Inc. Class A (b)	2,870	205,894
Cloud Peak Energy, Inc. (a)	9,747	35,674
Hallador Energy Co.	2,094	11,978
Peabody Energy Corp. (a)	8,365	242,669
Ramaco Resources, Inc. (a) (b)	1,008	6,683
SunCoke Energy, Inc. (a)	8,688	79,408
Warrior Met Coal, Inc.	2,230	52,561
Westmoreland Coal Co. (a)	2,520	6,426

		641,293

Energy – Alternate Sources — 0.4%
Clean Energy Fuels Corp. (a)	18,839	46,721
FutureFuel Corp.	3,377	53,154
Green Plains, Inc.	5,303	106,856
Pacific Ethanol, Inc. (a)	5,406	30,003
Pattern Energy Group, Inc. (b)	9,484	228,564
Plug Power, Inc. (a) (b)	30,418	79,391
Renewable Energy Group, Inc. (a) (b)	5,142	62,475
REX American Resources Corp. (a)	794	74,501
Sunrun, Inc. (a) (b)	11,518	63,925
TerraForm Global, Inc. Class A (a)	12,140	57,665
TerraForm Power, Inc. Class A (a) (b)	10,864	143,622
TPI Composites, Inc. (a)	1,409	31,477
Vivint Solar, Inc. (a) (b)	3,620	12,308

		990,662

Oil & Gas — 1.8%
Abraxas Petroleum Corp. (a)	20,042	37,679
Adams Resources & Energy, Inc.	279	11,579
Approach Resources Inc. (a) (b)	5,663	14,214
Atwood Oceanics, Inc. (a) (b)	10,223	95,994
Bill Barrett Corp. (a)	9,967	42,758
Bonanza Creek Energy, Inc. (a)	2,763	91,151
California Resources Corp. (a) (b)	5,630	58,890
Callon Petroleum Co. (a) (b)	27,197	305,694
Carrizo Oil & Gas, Inc. (a) (b)	10,425	178,580
Contango Oil & Gas Co. (a)	3,065	15,417
CVR Energy, Inc. (b)	2,132	55,219
Delek US Holdings, Inc.	10,511	280,959
Denbury Resources, Inc. (a) (b)	54,399	72,895
Diamond Offshore Drilling, Inc. (a) (b)	8,729	126,571
Earthstone Energy, Inc. Class A (a) (b)	2,616	28,750
Eclipse Resources Corp. (a)	11,500	28,750
Energy XXI Gulf Coast, Inc. (a) (b)	3,900	40,326
Ensco PLC Class A (b)	41,086	245,283
EP Energy Corp. Class A (a) (b)	5,291	17,249

	Number of Shares	Value
Evolution Petroleum Corp.	3,338	$24,034
Gastar Exploration, Inc. (a) (b)	23,007	20,237
Halcon Resources Corp. (a)	17,422	118,470
Isramco, Inc. (a)	100	11,600
Jagged Peak Energy, Inc. (a) (b)	7,726	105,537
Jones Energy, Inc. Class A (a) (b)	6,020	11,558
Lilis Energy, Inc. (a) (b)	5,631	25,171
Matador Resources Co. (a) (b)	12,113	328,868
Midstates Petroleum Co., Inc. (a)	1,452	22,564
Noble Corp. PLC (a) (b)	32,934	151,496
Oasis Petroleum, Inc. (a)	31,740	289,469
Panhandle Oil & Gas, Inc. Class A	2,160	51,408
Par Pacific Holdings, Inc. (a)	4,298	89,398
Parker Drilling Co. (a)	18,273	20,100
PDC Energy, Inc. (a)	8,917	437,201
Penn Virginia Corp. (a)	1,929	77,121
Resolute Energy Corp. (a) (b)	2,937	87,200
Ring Energy, Inc. (a)	6,734	97,576
Rosehill Resources, Inc. (a) (b)	439	3,613
Rowan Cos. PLC Class A (a)	15,732	202,156
Sanchez Energy Corp. (a) (b)	9,362	45,125
SandRidge Energy, Inc. (a)	4,715	94,724
SilverBow Resources, Inc. (a)	911	22,365
SRC Energy, Inc. (a)	27,116	262,212
Stone Energy Corp. (a)	2,654	77,125
Trecora Resources (a)	2,721	36,189
Ultra Petroleum Corp. (a) (b)	26,307	228,082
Unit Corp. (a)	6,986	143,772
W&T Offshore, Inc. (a)	12,347	37,658
WildHorse Resource Development Corp. (a) (b)	2,739	36,483

		4,906,470

Oil & Gas Services — 1.1%
Archrock, Inc.	9,430	118,346
Basic Energy Services, Inc. (a)	2,293	44,255
Bristow Group, Inc. (b)	4,285	40,065
C&J Energy Services, Inc. (a)	6,262	187,672
CARBO Ceramics, Inc. (a) (b)	3,047	26,296
Dril-Quip, Inc. (a)	5,109	225,562
Era Group, Inc. (a)	2,668	29,855
Exterran Corp. (a)	4,354	137,630
Flotek Industries, Inc. (a) (b)	7,527	35,000
Forum Energy Technologies, Inc. (a)	9,313	148,077
Frank’s International NV (b)	6,841	52,812
Geospace Technologies Corp. (a)	1,778	31,684
Gulf Island Fabrication, Inc.	1,780	22,606
Helix Energy Solutions Group, Inc. (a)	19,051	140,787
Independence Contract Drilling, Inc. (a)	4,692	17,830
Keane Group, Inc. (a) (b)	4,544	75,794
Key Energy Services, Inc. (a) (b)	1,354	17,832
Mammoth Energy Services, Inc. (a)	1,065	17,956

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Matrix Service Co. (a)	3,541	$53,823
McDermott International, Inc. (a)	38,194	277,670
MRC Global, Inc. (a)	12,052	210,789
Natural Gas Services Group, Inc. (a)	1,685	47,854
NCS Multistage Holdings, Inc. (a) (b)	1,448	34,868
Newpark Resources, Inc. (a)	11,791	117,910
NOW, Inc. (a) (b)	14,428	199,251
Oil States International, Inc. (a)	6,931	175,701
PHI, Inc. (a)	1,591	18,710
Pioneer Energy Services Corp. (a)	10,183	25,967
ProPetro Holding Corp. (a)	3,908	56,080
Ranger Energy Services, Inc. (a)	798	11,731
SEACOR Holdings, Inc. (a)	2,159	99,551
Select Energy Services, Inc. Class A (a) (b)	1,243	19,789
Solaris Oilfield Infrastructure, Inc. Class A (a)	1,316	22,938
Superior Energy Services, Inc. (a)	20,543	219,399
Tesco Corp. (a)	6,539	35,637
TETRA Technologies, Inc. (a)	15,530	44,416
Thermon Group Holdings, Inc. (a)	4,338	78,041
Willbros Group, Inc. (a)	5,897	18,988

		3,139,172

Pipelines — 0.1%
SemGroup Corp. Class A	8,957	257,514
Tellurian, Inc. (a) (b)	7,538	80,506

		338,020

		10,015,617

Financial — 24.9%
Banks — 9.9%
1st Source Corp.	2,174	110,439
Access National Corp.	1,974	56,575
ACNB Corp.	818	22,659
Allegiance Bancshares, Inc. (a)	1,562	57,482
American National Bankshares, Inc.	1,127	46,432
Ameris Bancorp	4,896	235,008
Ames National Corp. (b)	1,175	35,074
Arrow Financial Corp.	1,602	55,017
ASB Bancorp, Inc. (a)	366	16,507
Atlantic Capital Bancshares, Inc. (a)	2,857	51,855
Banco Latinoamericano de Comercio Exterior SA	4,082	120,174
BancFirst Corp.	2,268	128,709
The Bancorp, Inc. (a)	6,634	54,863
BancorpSouth, Inc.	11,593	371,556
Bank of Commerce Holdings	2,028	23,322
Bank of Marin Bancorp	816	55,896
The Bank of NT Butterfield & Son Ltd.	7,252	265,713
Bankwell Financial Group, Inc.	784	28,961
Banner Corp.	4,445	272,390
Bar Harbor Bankshares	2,017	63,253

	Number of Shares	Value
BCB Bancorp, Inc.	1,221	$17,033
Blue Hills Bancorp, Inc.	3,161	60,691
Boston Private Financial Holdings, Inc.	11,238	185,989
Bridge Bancorp, Inc.	2,549	86,539
Bryn Mawr Bank Corp.	2,253	98,681
Byline Bancorp, Inc. (a)	892	18,964
C&F Financial Corp.	442	24,310
Cadence BanCorp (a)	1,141	26,152
Camden National Corp.	2,066	90,160
Capital Bank Financial Corp. Class A (b)	3,915	160,711
Capital City Bank Group, Inc.	1,510	36,255
Capstar Financial Holdings, Inc. (a) (b)	1,117	21,871
Carolina Financial Corp.	1,945	69,787
Cass Information Systems, Inc.	1,468	93,130
Cathay General Bancorp	10,140	407,628
CenterState Bank Corp.	7,271	194,863
Central Pacific Financial Corp.	4,045	130,168
Central Valley Community Bancorp	1,374	30,640
Century Bancorp, Inc. Class A	406	32,521
Chemical Financial Corp.	9,553	499,240
Chemung Financial Corp.	431	20,300
Citizens & Northern Corp.	1,598	39,247
City Holding Co.	2,045	147,056
Civista Bancshares, Inc. (b)	1,302	29,087
CNB Financial Corp.	2,008	54,859
CoBiz Financial, Inc.	5,084	99,850
Codorus Valley Bancorp, Inc.	1,125	34,549
Columbia Banking System, Inc.	7,837	330,016
Commerce Union Bancshares, Inc.	969	22,461
Community Bank System, Inc.	6,613	365,368
The Community Financial Corp.	517	18,286
Community Trust Bancorp, Inc.	2,078	96,627
ConnectOne Bancorp, Inc.	4,067	100,048
County Bancorp, Inc.	659	19,803
CU Bancorp (a)	2,225	86,274
Customers Bancorp, Inc. (a)	3,793	123,728
CVB Financial Corp.	13,942	336,978
DNB Financial Corp.	399	14,045
Eagle Bancorp, Inc. (a)	4,251	285,030
Enterprise Bancorp, Inc.	1,255	45,569
Enterprise Financial Services Corp.	3,032	128,405
Equity Bancshares, Inc. Class A (a)	1,452	51,662
Evans Bancorp, Inc.	602	26,006
Farmers & Merchants Bancorp, Inc. /Archbold OH	1,166	42,501
Farmers Capital Bank Corp.	1,012	42,555
Farmers National Banc Corp.	3,400	51,170
FB Financial Corp. (a) (b)	1,755	66,199
FCB Financial Holdings, Inc. Class A (a)	4,740	228,942
Fidelity Southern Corp.	2,933	69,336
Financial Institutions, Inc.	1,867	53,770
First BanCorp (a)	25,888	132,547

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
First Bancorp	3,304	$113,691
First Bancorp, Inc.	1,395	42,282
The First Bancshares, Inc.	1,175	35,426
First Busey Corp.	5,113	160,344
First Business Financial Services, Inc.	1,107	25,184
First Citizens BancShares, Inc. Class A	1,000	373,890
First Commonwealth Financial Corp.	13,042	184,283
First Community Bancshares, Inc.	2,244	65,323
First Connecticut Bancorp, Inc.	1,917	51,280
First Financial Bancorp	8,308	217,254
First Financial Bankshares, Inc. (b)	8,552	386,550
First Financial Corp.	1,425	67,830
First Foundation, Inc. (a)	3,801	68,000
First Guaranty Bancshares, Inc. (b)	500	13,470
First Internet Bancorp	832	26,874
First Interstate BancSystem, Inc. Class A	3,458	132,268
First Merchants Corp.	5,530	237,403
First Mid-Illinois Bancshares, Inc.	1,365	52,416
First Midwest Bancorp, Inc.	13,745	321,908
First Northwest Bancorp (a)	1,426	24,385
The First of Long Island Corp.	3,149	95,887
FNB Bancorp	690	23,405
Franklin Financial Network, Inc. (a)	1,574	56,113
Fulton Financial Corp.	23,117	433,444
German American Bancorp Inc.	2,859	108,728
Glacier Bancorp, Inc.	10,551	398,406
Great Southern Bancorp, Inc.	1,464	81,472
Great Western Bancorp, Inc.	7,979	329,373
Green Bancorp, Inc. (a)	2,921	69,082
Guaranty Bancorp	3,170	88,126
Guaranty Bancshares, Inc.	263	8,413
Hancock Holding Co.	11,368	550,780
Hanmi Financial Corp.	4,242	131,290
HarborOne Bancorp, Inc. (a)	1,693	31,845
Heartland Financial USA, Inc.	3,312	163,613
Heritage Commerce Corp.	4,871	69,314
Heritage Financial Corp.	3,967	117,026
Hilltop Holdings, Inc.	9,882	256,932
Home BancShares, Inc.	21,217	535,101
HomeStreet, Inc. (a)	3,312	89,424
Hope Bancorp, Inc.	17,474	309,465
Horizon Bancorp	2,868	83,660
Howard Bancorp, Inc. (a) (b)	1,146	23,951
IBERIABANK Corp.	6,813	559,688
Independent Bank Corp.	3,596	268,441
Independent Bank Corp.	2,745	62,174
Independent Bank Group, Inc.	2,383	143,695
International Bancshares Corp.	7,380	295,938
Investar Holding Corp.	1,061	25,570
Kearny Financial Corp.	11,461	175,926
Lakeland Bancorp, Inc.	6,059	123,604
Lakeland Financial Corp.	3,255	158,584
LCNB Corp.	1,207	25,287

	Number of Shares	Value
LegacyTexas Financial Group, Inc.	6,374	$254,450
Live Oak Bancshares, Inc. (b)	3,065	71,874
Macatawa Bank Corp.	3,623	37,172
MainSource Financial Group, Inc.	3,330	119,414
MB Financial, Inc.	10,919	491,573
MBT Financial Corp.	2,440	26,718
Mercantile Bank Corp.	2,178	76,012
Middlefield Banc Corp.	341	15,720
Midland States Bancorp, Inc.	2,088	66,148
MidSouth Bancorp, Inc.	1,964	23,666
MidWestOne Financial Group, Inc.	1,520	51,315
National Bank Holdings Corp. Class A	3,358	119,847
National Bankshares, Inc. (b)	929	41,759
National Commerce Corp. (a)	1,539	65,869
NBT Bancorp, Inc.	5,749	211,103
Nicolet Bankshares, Inc. (a)	1,208	69,496
Northeast Bancorp	943	24,659
Northrim BanCorp, Inc.	927	32,399
Norwood Financial Corp. (b)	746	22,768
OFG Bancorp	5,819	53,244
Ohio Valley Banc Corp. (b)	532	19,365
Old Line Bancshares, Inc.	1,146	32,088
Old National Bancorp	18,094	331,120
Old Point Financial Corp.	463	15,001
Old Second Bancorp, Inc.	3,938	52,966
Opus Bank	2,823	67,752
Orrstown Financial Services, Inc.	1,013	25,224
Pacific Continental Corp.	2,940	79,233
Pacific Mercantile Bancorp (a)	2,101	19,224
Paragon Commercial Corp. (a)	583	32,916
Park National Corp.	1,800	194,382
Park Sterling Corp.	6,945	86,257
Parke Bancorp, Inc.	729	16,184
PCSB Financial Corp. (a) (b)	2,383	44,943
Peapack Gladstone Financial Corp.	2,272	76,657
Penns Woods Bancorp, Inc.	634	29,462
People’s Utah Bancorp	1,852	60,097
Peoples Bancorp of North Carolina, Inc. (b)	553	19,698
Peoples Bancorp, Inc.	2,186	73,428
Peoples Financial Services Corp.	924	44,167
Preferred Bank	1,753	105,794
Premier Financial Bancorp, Inc.	1,285	28,000
Provident Bancorp, Inc. (a)	607	14,052
QCR Holdings, Inc.	1,625	73,937
RBB Bancorp (a)	511	11,697
Renasant Corp.	5,814	249,421
Republic Bancorp, Inc. Class A	1,322	51,413
Republic First Bancorp, Inc. (a)	6,634	61,364
S&T Bancorp, Inc.	4,640	183,651
Sandy Spring Bancorp, Inc.	3,177	131,655
Seacoast Banking Corp. of Florida (a)	5,750	137,367
ServisFirst Bancshares, Inc. (b)	6,243	242,541

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Shore Bancshares, Inc.	1,722	$28,671
Sierra Bancorp	1,669	45,313
Simmons First National Corp. Class A	4,183	242,196
SmartFinancial, Inc. (a)	934	22,472
South State Corp.	3,888	350,114
Southern First Bancshares, Inc. (a)	893	32,461
Southern National Bancorp of Virginia, Inc.	2,888	49,067
Southside Bancshares, Inc.	3,730	135,623
Southwest Bancorp, Inc.	2,390	65,844
State Bank Financial Corp.	5,050	144,682
Stock Yards Bancorp, Inc.	2,958	112,404
Summit Financial Group, Inc.	1,435	36,822
Sun Bancorp, Inc.	1,471	36,554
Sunshine Bancorp, Inc. (a)	958	22,264
Texas Capital Bancshares, Inc. (a)	6,720	576,576
Tompkins Financial Corp.	1,973	169,954
Towne Bank	7,629	255,571
TriCo Bancshares	2,753	112,185
TriState Capital Holdings, Inc. (a)	3,007	68,860
Triumph Bancorp, Inc. (a)	2,361	76,142
TrustCo Bank Corp NY	12,365	110,048
Trustmark Corp.	9,072	300,465
Two River Bancorp (b)	937	18,571
UMB Financial Corp.	6,104	454,687
Umpqua Holdings Corp.	29,848	582,334
Union Bankshares Corp.	5,814	205,234
Union Bankshares, Inc. (b)	533	25,797
United Bankshares, Inc.	13,480	500,782
United Community Banks, Inc.	9,535	272,129
United Security Bancshares/Fresno CA	1,694	16,093
Unity Bancorp, Inc.	994	19,681
Univest Corp. of Pennsylvania	3,499	111,968
Valley National Bancorp	34,821	419,593
Veritex Holdings, Inc. (a)	2,180	58,773
Walker & Dunlop, Inc. (a)	3,747	196,080
Washington Trust Bancorp, Inc.	2,023	115,817
WashingtonFirst Bankshares, Inc.	1,344	47,833
WesBanco, Inc.	5,672	232,665
West Bancorporation, Inc.	2,172	52,997
Westamerica Bancorp. (b)	3,430	204,222
Western New England Bancorp, Inc.	3,789	41,300
Wintrust Financial Corp.	7,481	585,837
Xenith Bankshares, Inc. (a)	674	21,905

		27,678,158

Diversified Financial Services — 2.3%
Aircastle Ltd.	6,412	142,923
Altisource Portfolio Solutions SA (a) (b)	1,515	39,193
Arlington Asset Investment Corp. Class A (b)	3,087	39,298

	Number of Shares	Value
Artisan Partners Asset Management, Inc. Class A	6,014	$196,056
Associated Capital Group, Inc. Class A (b)	685	24,454
Blackhawk Network Holdings, Inc. (a)	7,375	323,025
California First National Bancorp	325	5,883
Cohen & Steers, Inc.	2,884	113,889
Cowen, Inc. (a) (b)	3,499	62,282
Diamond Hill Investment Group, Inc.	429	91,098
Elevate Credit, Inc. (a)	1,897	11,591
Ellie Mae, Inc. (a)	4,563	374,759
Encore Capital Group, Inc. (a)	3,264	144,595
Enova International, Inc. (a)	4,540	61,063
Evercore, Inc. Class A	5,273	423,158
Federal Agricultural Mortgage Corp. Class C	1,200	87,288
Financial Engines, Inc.	7,896	274,386
FNFV Group (a)	8,518	146,084
Gain Capital Holdings, Inc.	4,899	31,305
GAMCO Investors, Inc. Class A	593	17,648
Greenhill & Co., Inc. (b)	3,758	62,383
Hamilton Lane, Inc. Class A (b)	1,908	51,230
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	6,664	162,402
Houlihan Lokey, Inc.	3,375	132,064
Impac Mortgage Holdings, Inc. (a)	1,367	17,853
INTL. FCStone, Inc. (a)	2,042	78,249
Investment Technology Group, Inc.	4,444	98,390
Ladder Capital Corp.	10,290	141,796
Ladenburg Thalmann Financial Services, Inc.	13,871	39,948
LendingClub Corp. (a)	42,867	261,060
Marlin Business Services Corp.	1,216	34,960
Medley Management, Inc. Class A	585	3,598
Moelis & Co.Class A	4,208	181,154
Nationstar Mortgage Holdings, Inc. (a)	3,987	74,039
Nelnet, Inc. Class A	2,684	135,542
NewStar Financial, Inc.	4,251	49,907
Ocwen Financial Corp. (a)	14,540	50,018
OM Asset Management PLC	10,155	151,513
On Deck Capital, Inc. (a)	6,575	30,705
Oppenheimer Holdings, Inc. Class A	1,359	23,579
PennyMac Financial Services, Inc. Class A (a) (b)	2,103	37,433
PHH Corp. (a)	7,129	99,307
Piper Jaffray Cos.	1,943	115,317
PJT Partners, Inc. Class A	2,465	94,434
PRA Group, Inc. (a) (b)	6,192	177,401
Pzena Investment Management, Inc. Class A	2,417	26,321
R1 RCM, Inc. (a) (b)	13,816	51,257
Regional Management Corp. (a)	1,371	33,192

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Silvercrest Asset Management Group, Inc. Class A	964	$14,026
Stifel Financial Corp.	8,995	480,873
TPG RE Finance Trust, Inc. (a)	1,497	29,596
Virtu Financial, Inc. Class A (b)	3,336	54,043
Virtus Investment Partners, Inc.	907	105,257
Waddell & Reed Financial, Inc. Class A (b)	10,959	219,947
WageWorks, Inc. (a)	5,361	325,413
Westwood Holdings Group, Inc.	1,089	73,257
WisdomTree Investments, Inc. (b)	15,557	158,370
World Acceptance Corp. (a) (b)	804	66,644

		6,552,456

Insurance — 3.0%
Ambac Financial Group, Inc. (a)	6,118	105,597
American Equity Investment Life Holding Co.	11,666	339,247
AMERISAFE, Inc.	2,583	150,331
AmTrust Financial Services, Inc. (b)	11,496	154,736
Argo Group International Holdings Ltd.	3,905	240,158
Atlas Financial Holdings, Inc. (a)	1,456	27,518
Baldwin & Lyons, Inc. Class B	1,233	27,804
Blue Capital Reinsurance Holdings Ltd.	810	13,325
Citizens, Inc. (a) (b)	6,368	46,805
CNO Financial Group, Inc.	22,764	531,312
Crawford & Co. Class B	1,643	19,650
Donegal Group, Inc. Class A	1,142	18,420
eHealth, Inc. (a)	2,052	49,022
EMC Insurance Group, Inc.	1,146	32,260
Employers Holdings, Inc.	4,289	194,935
Enstar Group Ltd. (a)	1,515	336,860
Essent Group Ltd. (a)	10,967	444,163
FBL Financial Group, Inc. Class A	1,335	99,458
Federated National Holding Co.	1,724	26,912
Fidelity & Guaranty Life (b)	1,560	48,438
Genworth Financial, Inc. Class A (a)	67,781	260,957
Global Indemnity Ltd. (a)	1,118	47,403
Greenlight Capital Re Ltd. Class A (a)	4,056	87,812
Hallmark Financial Services, Inc. (a)	1,911	22,187
HCI Group, Inc. (b)	1,048	40,086
Health Insurance Innovations, Inc. Class A (a) (b)	1,535	22,258
Heritage Insurance Holdings, Inc. (b)	3,501	46,248
Horace Mann Educators Corp.	5,508	216,740
Independence Holding Co.	976	24,644
Infinity Property & Casualty Corp.	1,452	136,778
Investors Title Co.	196	35,098
James River Group Holdings Ltd.	3,031	125,726
Kemper Corp.	5,344	283,232
Kingstone Cos., Inc.	1,183	19,283
Kinsale Capital Group, Inc.	1,958	84,527

	Number of Shares	Value
Maiden Holdings Ltd.	9,746	$77,481
MBIA, Inc. (a)	16,910	147,117
MGIC Investment Corp. (a)	49,917	625,460
National General Holdings Corp.	6,613	126,374
National Western Life Group, Inc. Class A	305	106,445
The Navigators Group, Inc.	2,775	161,921
NI Holdings, Inc. (a) (b)	1,352	24,201
NMI Holdings, Inc. Class A (a)	7,701	95,492
Primerica, Inc.	6,143	500,962
Radian Group, Inc.	29,229	546,290
RLI Corp.	5,195	297,985
Safety Insurance Group, Inc.	1,975	150,693
Selective Insurance Group, Inc.	7,759	417,822
State Auto Financial Corp.	2,119	55,581
State National Cos., Inc.	3,980	83,540
Stewart Information Services Corp.	2,837	107,125
Third Point Reinsurance Ltd. (a)	10,342	161,335
Tiptree, Inc.	3,464	21,650
Trupanion, Inc. (a) (b)	3,049	80,524
United Fire Group, Inc.	2,884	132,145
United Insurance Holdings Corp. (b)	2,776	45,249
Universal Insurance Holdings, Inc.	4,271	98,233
WMIH Corp. (a) (b)	26,397	25,077

		8,448,632

Private Equity — 0.1%
Fifth Street Asset Management, Inc.	890	3,471
Granite Point Mortgage Trust, Inc. (b)	1,361	25,492
Kennedy-Wilson Holdings, Inc. (b)	11,213	208,001
Safeguard Scientifics, Inc. (a)	2,784	37,166

		274,130

Real Estate — 0.4%
Alexander & Baldwin, Inc.	6,295	291,647
Community Healthcare Trust, Inc.	2,318	62,493
Consolidated-Tomoka Land Co.	528	31,717
Farmland Partners, Inc. (b)	4,229	38,230
Forestar Group, Inc. (a) (d)	5,657	97,300
FRP Holdings, Inc. (a)	863	39,051
Griffin Industrial Realty, Inc.	133	4,835
HFF, Inc. Class A	4,955	196,020
Marcus & Millichap, Inc. (a)	2,140	57,759
Maui Land & Pineapple Co., Inc. (a)	885	12,346
RE/MAX Holdings, Inc. Class A	2,402	152,647
Redfin Corp. (a) (b)	1,445	36,255
The RMR Group, Inc. Class A	950	48,783
Safety Income and Growth, Inc.	1,395	26,003
The St. Joe Co. (a)	6,491	122,355
Stratus Properties, Inc.	800	24,240
Transcontinental Realty Investors, Inc. (a)	221	6,011
Trinity Place Holdings, Inc. (a)	2,400	16,848

		1,264,540

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Real Estate Investment Trusts (REITS) — 7.3%
Acadia Realty Trust	11,180	$319,972
AG Mortgage Investment Trust, Inc.	3,747	72,092
Agree Realty Corp.	3,740	183,559
Alexander’s, Inc.	287	121,714
Altisource Residential Corp.	6,737	74,848
American Assets Trust, Inc.	5,444	216,508
Anworth Mortgage Asset Corp.	12,796	76,904
Apollo Commercial Real Estate Finance, Inc. (b)	14,263	258,303
Ares Commercial Real Estate Corp.	3,674	48,901
Armada Hoffler Properties, Inc.	6,071	83,841
ARMOUR Residential REIT, Inc. (b)	5,528	148,703
Ashford Hospitality Prime, Inc.	3,508	33,326
Ashford Hospitality Trust, Inc.	10,425	69,535
Bluerock Residential Growth REIT, Inc.	3,092	34,198
Capstead Mortgage Corp.	12,847	123,974
CareTrust REIT, Inc.	10,165	193,542
Catchmark Timber Trust, Inc. Class A	5,220	65,824
CBL & Associates Properties, Inc. (b)	22,726	190,671
Cedar Realty Trust, Inc.	11,140	62,607
Chatham Lodging Trust	5,086	108,434
Cherry Hill Mortgage Investment Corp.	1,558	28,200
Chesapeake Lodging Trust	7,974	215,059
City Office REIT, Inc.	3,880	53,428
Clipper Realty, Inc. (b)	1,968	21,077
CorEnergy Infrastructure Trust, Inc. (b)	1,604	56,701
Cousins Properties, Inc.	56,377	526,561
CYS Investments, Inc.	20,438	176,584
DiamondRock Hospitality Co.	26,967	295,289
Dynex Capital, Inc.	6,141	44,645
Easterly Government Properties, Inc.	4,999	103,329
EastGroup Properties, Inc.	4,478	394,601
Education Realty Trust, Inc.	9,913	356,174
Ellington Residential Mortgage REIT	1,115	16,190
First Industrial Realty Trust, Inc.	16,038	482,583
First Potomac Realty Trust	7,823	87,148
Four Corners Property Trust, Inc.	8,166	203,497
Franklin Street Properties Corp.	14,086	149,593
The GEO Group, Inc.	16,510	444,119
Getty Realty Corp.	4,171	119,332
Gladstone Commercial Corp.	3,680	81,954
Global Medical REIT, Inc. (b)	2,449	21,992
Global Net Lease, Inc.	8,993	196,857
Government Properties Income Trust	12,739	239,111
Gramercy Property Trust	20,396	616,979
Great Ajax Corp.	2,029	28,589
Healthcare Realty Trust, Inc.	16,536	534,774
Hersha Hospitality Trust	5,251	98,036
Independence Realty Trust, Inc.	9,394	95,537
InfraREIT, Inc. (a)	5,722	128,001
Invesco Mortgage Capital, Inc.	15,139	259,331
Investors Real Estate Trust	16,443	100,467

	Number of Shares	Value
iStar, Inc. (a)	9,317	$109,941
Jernigan Capital, Inc.	1,777	36,517
Kite Realty Group Trust	11,169	226,172
KKR Real Estate Finance Trust, Inc. (b)	1,369	28,804
LaSalle Hotel Properties	15,347	445,370
Lexington Realty Trust	29,208	298,506
LTC Properties, Inc.	5,304	249,182
Mack-Cali Realty Corp.	12,208	289,452
MedEquities Realty Trust, Inc.	3,926	46,130
Monmouth Real Estate Investment Corp.	9,350	151,376
MTGE Investment Corp.	6,170	119,698
National Health Investors, Inc.	5,356	413,965
National Storage Affiliates Trust	5,973	144,786
New Senior Investment Group, Inc.	11,103	101,592
New York Mortgage Trust, Inc.	15,036	92,471
NexPoint Residential Trust, Inc.	2,286	54,247
NorthStar Realty Europe Corp.	7,357	94,243
One Liberty Properties, Inc.	1,946	47,405
Orchid Island Capital, Inc. (b)	5,837	59,479
Owens Realty Mortgage, Inc. (b)	1,382	25,166
Parkway, Inc.	5,712	131,547
Pebblebrook Hotel Trust (b)	9,284	335,524
Pennsylvania Real Estate Investment Trust (b)	9,232	96,844
PennyMac Mortgage Investment Trust	8,901	154,788
Physicians Realty Trust	24,271	430,325
Potlatch Corp.	5,457	278,307
Preferred Apartment Communities, Inc. Class A	4,376	82,619
PS Business Parks, Inc.	2,669	356,311
QTS Realty Trust, Inc. Class A	6,451	337,774
Quality Care Properties, Inc. (a)	12,754	197,687
RAIT Financial Trust	12,585	9,187
Ramco-Gershenson Properties Trust	10,597	137,867
Redwood Trust, Inc.	10,346	168,536
Resource Capital Corp.	4,154	44,780
Retail Opportunity Investments Corp.	14,601	277,565
Rexford Industrial Realty, Inc.	9,510	272,176
RLJ Lodging Trust	22,877	503,294
Ryman Hospitality Properties, Inc.	5,965	372,753
Sabra Health Care REIT, Inc.	23,586	517,477
Saul Centers, Inc.	1,504	93,113
Select Income REIT	8,527	199,702
Seritage Growth Properties Class A (b)	3,405	156,868
STAG Industrial, Inc.	12,520	343,924
Starwood Waypoint Homes	17,228	626,582
Summit Hotel Properties, Inc.	13,795	220,582
Sunstone Hotel Investors, Inc.	30,422	488,882
Sutherland Asset Management Corp.	2,225	34,933
Terreno Realty Corp.	6,918	250,293
Tier REIT, Inc.	6,429	124,080
UMH Properties, Inc.	4,067	63,242
Universal Health Realty Income Trust	1,710	129,088

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Urban Edge Properties	13,178	$317,853
Urstadt Biddle Properties, Inc. Class A	3,979	86,344
Washington Prime Group, Inc.	25,145	209,458
Washington Real Estate Investment Trust	10,408	340,966
Western Asset Mortgage Capital Corp. (b)	5,508	57,669
Whitestone REIT (b)	4,869	63,540
Xenia Hotels & Resorts, Inc.	14,513	305,499

		20,515,675

Savings & Loans — 1.9%
Astoria Financial Corp.	12,556	269,954
Banc of California, Inc. (b)	5,856	121,512
Bank Mutual Corp.	5,792	58,789
BankFinancial Corp.	1,960	31,144
Bear State Financial, Inc.	2,859	29,333
Beneficial Bancorp, Inc.	9,345	155,127
Berkshire Hills Bancorp, Inc.	5,384	208,630
BofI Holding, Inc. (a) (b)	8,085	230,180
Brookline Bancorp, Inc.	10,112	156,736
BSB Bancorp, Inc. (a)	1,092	32,705
Capitol Federal Financial, Inc.	17,315	254,530
Charter Financial Corp.	1,614	29,907
Clifton Bancorp, Inc.	2,665	44,559
Community Bankers Trust Corp. (a)	2,783	25,604
Dime Community Bancshares, Inc.	4,237	91,096
Entegra Financial Corp. (a)	818	20,409
ESSA Bancorp, Inc.	1,116	17,521
First Defiance Financial Corp.	1,321	69,339
First Financial Northwest, Inc.	1,138	19,335
Flagstar Bancorp, Inc. (a)	2,849	101,083
Flushing Financial Corp.	3,739	111,123
Greene County Bancorp, Inc. (b)	409	12,290
Hingham Institution for Savings	176	33,488
Home Bancorp Inc.	787	32,912
HomeTrust Bancshares, Inc. (a)	2,267	58,149
Investors Bancorp, Inc.	34,944	476,636
Malvern Bancorp, Inc. (a)	838	22,417
Meridian Bancorp, Inc.	6,466	120,591
Meta Financial Group, Inc.	1,212	95,021
MutualFirst Financial, Inc.	853	32,798
Northfield Bancorp, Inc.	5,809	100,786
Northwest Bancshares, Inc.	12,757	220,313
OceanFirst Financial Corp.	4,257	117,025
Oconee Federal Financial Corp. (b)	152	4,262
Oritani Financial Corp.	5,326	89,477
Pacific Premier Bancorp, Inc. (a)	5,280	199,320
Provident Financial Holdings, Inc.	844	16,542
Provident Financial Services, Inc.	8,323	221,974
Prudential Bancorp, Inc.	1,030	19,086
Riverview Bancorp, Inc.	2,882	24,209

	Number of Shares	Value
SI Financial Group, Inc.	1,524	$22,784
Southern Missouri Bancorp, Inc.	915	33,388
Sterling Bancorp	17,769	438,006
Territorial Bancorp, Inc.	1,035	32,675
Timberland Bancorp, Inc.	877	27,485
United Community Financial Corp.	6,631	63,658
United Financial Bancorp, Inc.	6,876	125,762
Washington Federal, Inc.	11,921	401,142
Waterstone Financial, Inc.	3,459	67,451
WSFS Financial Corp.	4,079	198,851

		5,387,114

		70,120,705

Industrial — 14.1%
Aerospace & Defense — 1.1%
AAR Corp.	4,335	163,776
Aerojet Rocketdyne Holdings, Inc. (a)	9,321	326,328
Aerovironment, Inc. (a)	2,786	150,778
Astronics Corp. (a)	2,913	86,662
Cubic Corp.	3,401	173,451
Curtiss-Wright Corp.	5,957	622,745
Ducommun, Inc. (a)	1,415	45,351
Esterline Technologies Corp. (a)	3,529	318,139
Kaman Corp.	3,724	207,725
KLX, Inc. (a)	6,977	369,293
Kratos Defense & Security Solutions, Inc. (a)	9,666	126,431
Moog, Inc. Class A (a)	4,296	358,415
National Presto Industries, Inc.	668	71,109
Triumph Group, Inc.	6,583	195,844

		3,216,047

Building Materials — 1.7%
AAON, Inc.	5,585	192,543
Apogee Enterprises, Inc.	3,815	184,112
Armstrong Flooring, Inc. (a)	3,153	49,660
Boise Cascade Co. (a)	5,214	181,968
Builders FirstSource, Inc. (a)	13,035	234,500
Caesarstone Ltd. (a)	3,064	91,307
Continental Building Products, Inc. (a)	5,326	138,476
Cree, Inc. (a)	13,164	371,093
Forterra, Inc. (a) (b)	2,348	10,566
Gibraltar Industries, Inc. (a)	4,278	133,260
Griffon Corp.	3,949	87,668
JELD-WEN Holding, Inc. (a)	7,389	262,457
Louisiana-Pacific Corp. (a)	19,612	531,093
LSI Industries, Inc.	3,263	21,568
Masonite International Corp. (a)	4,010	277,492
NCI Building Systems, Inc. (a)	5,390	84,084
Patrick Industries, Inc. (a)	2,182	183,506
PGT Innovations, Inc. (a)	6,515	97,399
Ply Gem Holdings, Inc. (a)	3,026	51,593

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Quanex Building Products Corp.	4,625	$106,144
Simpson Manufacturing Co., Inc.	5,550	272,172
Summit Materials, Inc. Class A (a)	14,431	462,225
Trex Co., Inc. (a)	3,981	358,569
Universal Forest Products, Inc.	2,694	264,443
US Concrete, Inc. (a) (b)	2,052	156,568

		4,804,466

Electrical Components & Equipment — 1.1%
Advanced Energy Industries, Inc. (a)	5,356	432,550
Belden, Inc.	5,671	456,686
Encore Wire Corp.	2,725	122,012
Energous Corp. (a) (b)	2,484	31,447
EnerSys	5,881	406,789
Generac Holdings, Inc. (a)	8,289	380,714
General Cable Corp.	6,702	126,333
Graham Corp.	1,312	27,329
Insteel Industries, Inc.	2,410	62,925
Littelfuse, Inc.	3,036	594,692
Novanta, Inc. (a)	4,322	188,439
Powell Industries, Inc.	1,198	35,928
Revolution Lighting Technologies, Inc. (a) (b)	1,627	10,575
SPX Corp. (a)	5,741	168,441
SunPower Corp. (a) (b)	8,122	59,209
Vicor Corp. (a)	2,266	53,478

		3,157,547

Electronics — 2.5%
Akoustis Technologies, Inc. (a) (b)	1,140	7,433
Allied Motion Technologies, Inc.	931	23,592
Applied Optoelectronics, Inc. (a) (b)	2,476	160,123
AVX Corp.	6,227	113,518
Badger Meter, Inc.	3,784	185,416
Bel Fuse, Inc. Class B	1,271	39,655
Benchmark Electronics, Inc. (a)	6,741	230,205
Brady Corp. Class A	6,252	237,263
Control4 Corp. (a)	3,305	97,365
CTS Corp.	4,280	103,148
CyberOptics Corp. (a) (b)	906	14,723
Electro Scientific Industries, Inc. (a)	4,231	58,896
ESCO Technologies, Inc.	3,433	205,808
FARO Technologies, Inc. (a)	2,233	85,412
Fitbit, Inc. Class A (a) (b)	23,543	163,859
Fluidigm Corp. (a) (b)	3,984	20,079
GoPro, Inc. Class A (a) (b)	14,411	158,665
II-VI, Inc. (a)	8,182	336,689
Iteris, Inc. (a)	3,100	20,615
Itron, Inc. (a)	4,609	356,967
KEMET Corp. (a)	6,164	130,245
Kimball Electronics, Inc. (a)	3,578	77,464
Knowles Corp. (a)	11,881	181,423
Mesa Laboratories, Inc. (b)	431	64,357
Methode Electronics, Inc.	4,823	204,254

	Number of Shares	Value
MicroVision, Inc. (a) (b)	10,400	$28,912
Napco Security Technologies, Inc. (a)	1,545	14,987
NVE Corp.	645	50,936
OSI Systems, Inc. (a)	2,345	214,263
Park Electrochemical Corp.	2,591	47,933
Plexus Corp. (a)	4,524	253,706
Rogers Corp. (a)	2,433	324,270
Sanmina Corp. (a)	9,957	369,903
Sparton Corp. (a)	1,285	29,825
Stoneridge, Inc. (a)	3,621	71,732
SYNNEX Corp.	3,910	494,654
Tech Data Corp. (a)	4,730	420,260
TTM Technologies, Inc. (a)	12,456	191,449
Vishay Intertechnology, Inc. (b)	18,150	341,220
Vishay Precision Group, Inc. (a)	1,406	34,306
Watts Water Technologies, Inc. Class A	3,750	259,500
Woodward, Inc.	7,180	557,240
ZAGG, Inc. (a)	3,781	59,551

		7,041,821

Engineering & Construction — 1.4%
Aegion Corp. (a)	4,482	104,341
Argan, Inc.	1,959	131,743
Chicago Bridge & Iron Co. NV (b)	13,585	228,228
Comfort Systems USA, Inc.	4,963	177,179
Dycom Industries, Inc. (a)	4,066	349,188
EMCOR Group, Inc.	7,947	551,363
Exponent, Inc.	3,456	255,398
Granite Construction, Inc.	5,351	310,091
Hill International, Inc. (a)	4,431	21,047
IES Holdings, Inc. (a)	1,207	20,881
KBR, Inc.	18,959	338,987
Layne Christensen Co. (a)	2,477	31,086
MasTec, Inc. (a)	8,978	416,579
Mistras Group, Inc. (a)	2,358	48,339
MYR Group, Inc. (a)	2,110	61,485
NV5 Global, Inc. (a)	1,069	58,421
Orion Group Holdings, Inc. (a)	3,695	24,239
Primoris Services Corp.	5,313	156,309
Sterling Construction Co., Inc. (a)	3,406	51,873
TopBuild Corp. (a)	4,974	324,156
Tutor Perini Corp. (a)	5,037	143,051
VSE Corp.	1,163	66,128

		3,870,112

Environmental Control — 0.1%
Covanta Holding Corp. (b)	15,794	234,541

Environmental Controls — 0.5%
Advanced Disposal Services, Inc. (a)	5,891	148,394
Advanced Emissions Solutions, Inc. (b)	2,774	30,431
Aqua Metals, Inc. (a) (b)	2,192	15,015
AquaVenture Holdings Ltd. (a)	1,521	20,534

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Casella Waste Systems, Inc. Class A (a)	5,280	$99,264
CECO Environmental Corp.	4,067	34,407
Energy Recovery, Inc. (a) (b)	5,032	39,753
Heritage-Crystal Clean, Inc. (a)	1,910	41,543
Hudson Technologies, Inc. (a)	4,830	37,722
MSA Safety, Inc.	4,493	357,238
Pure Cycle Corp. (a)	2,232	16,740
Tetra Tech, Inc.	7,708	358,807
US Ecology, Inc.	2,943	158,333

		1,358,181

Hand & Machine Tools — 0.3%
Franklin Electric Co., Inc.	6,244	280,044
Hardinge, Inc.	1,605	24,508
Kennametal, Inc.	10,826	436,721
Milacron Holdings Corp. (a)	7,329	123,567

		864,840

Machinery – Diversified — 0.0%
NN, Inc.	3,654	105,966

Machinery – Construction & Mining — 0.1%
Astec Industries, Inc.	2,869	160,693
Babcock & Wilcox Enterprises, Inc. (a) (b)	6,548	21,805
Hyster-Yale Materials Handling, Inc.	1,392	106,404

		288,902

Machinery – Diversified — 0.9%
Alamo Group, Inc.	1,276	137,004
Albany International Corp. Class A	3,866	221,908
Altra Industrial Motion Corp.	3,865	185,906
Applied Industrial Technologies, Inc.	5,166	339,923
Briggs & Stratton Corp.	5,619	132,047
Chart Industries, Inc. (a)	4,129	161,981
Columbus McKinnon Corp.	2,920	110,580
DXP Enterprises, Inc. (a)	2,131	67,105
Gencor Industries, Inc. (a)	1,066	18,815
The Gorman-Rupp Co.	2,376	77,386
Hurco Cos., Inc.	826	34,362
Ichor Holdings Ltd. (a)	2,431	65,151
Intevac, Inc. (a)	2,563	21,657
Kadant, Inc.	1,467	144,573
Lindsay Corp. (b)	1,412	129,763
The Manitowoc Co., Inc. (a)	17,194	154,746
SPX FLOW, Inc. (a)	5,586	215,396
Tennant Co.	2,379	157,490
Twin Disc, Inc. (a)	1,121	20,862

		2,396,655

Metal Fabricate & Hardware — 0.9%
Advanced Drainage Systems, Inc.	4,727	95,722
Ampco-Pittsburgh Corp.	1,173	20,410
Atkore International Group, Inc. (a)	4,457	86,956
CIRCOR International, Inc.	2,226	121,161

	Number of Shares	Value
The Eastern Co.	728	$20,894
Global Brass & Copper Holdings, Inc.	2,892	97,750
Haynes International, Inc.	1,676	60,185
Lawson Products, Inc. (a)	865	21,798
LB Foster Co. Class A	1,096	24,934
Mueller Industries, Inc.	7,674	268,206
Mueller Water Products, Inc. Class A	20,757	265,690
Northwest Pipe Co. (a)	1,256	23,889
Olympic Steel, Inc.	1,257	27,654
Omega Flex, Inc.	401	28,808
Park-Ohio Holdings Corp.	1,167	53,215
RBC Bearings, Inc. (a)	3,119	390,343
Rexnord Corp. (a)	14,026	356,401
Sun Hydraulics Corp.	3,184	171,936
TimkenSteel Corp. (a)	5,345	88,192
TriMas Corp. (a)	6,158	166,266
Worthington Industries, Inc.	6,068	279,128

		2,669,538

Miscellaneous – Manufacturing — 1.6%
Actuant Corp. Class A (b)	8,028	205,517
American Outdoor Brands Corp. (a)	7,244	110,471
American Railcar Industries, Inc.	958	36,979
Axon Enterprise, Inc. (a) (b)	7,026	159,279
AZZ, Inc.	3,496	170,255
Barnes Group, Inc.	6,775	477,231
Chase Corp.	964	107,390
Core Molding Technologies, Inc.	961	21,084
EnPro Industries, Inc.	2,853	229,752
Fabrinet (a)	4,892	181,298
Federal Signal Corp.	7,950	169,176
FreightCar America, Inc.	1,663	32,528
GP Strategies Corp. (a)	1,694	52,260
Handy & Harman Ltd. (a)	401	13,053
Harsco Corp. (a)	10,842	226,598
Hillenbrand, Inc.	8,524	331,157
John Bean Technologies Corp.	4,234	428,057
LSB Industries, Inc. (a) (b)	2,829	22,462
Lydall, Inc. (a)	2,251	128,982
Myers Industries, Inc.	3,146	65,909
NL Industries, Inc. (a)	1,160	10,614
Proto Labs, Inc. (a) (b)	3,343	268,443
Raven Industries, Inc.	4,874	157,918
Standex International Corp.	1,698	180,328
Sturm, Ruger & Co., Inc. (b)	2,311	119,479
Tredegar Corp.	3,481	62,658
Trinseo SA	5,985	401,593

		4,370,471

Packaging & Containers — 0.2%
Greif, Inc.	767	49,280
Greif, Inc. Class A	3,440	201,378
KapStone Paper and Packaging Corp.	11,725	251,970
Multi-Color Corp.	1,852	151,771

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
UFP Technologies, Inc. (a)	876	$24,616

		679,015

Transportation — 1.5%
Air Transport Services Group, Inc. (a)	7,924	192,870
ArcBest Corp.	3,498	117,008
Ardmore Shipping Corp.	3,859	31,837
Atlas Air Worldwide Holdings, Inc. (a)	3,137	206,414
Costamare, Inc.	6,770	41,839
Covenant Transportation Group, Inc. Class A (a)	1,626	47,121
Daseke, Inc. (a) (b)	2,834	36,984
DHT Holdings, Inc.	11,518	45,842
Dorian LPG Ltd. (a)	2,481	16,920
Eagle Bulk Shipping, Inc. (a)	5,082	23,021
Echo Global Logistics, Inc. (a)	3,707	69,877
Forward Air Corp.	4,041	231,266
Frontline Ltd. (b)	10,529	63,595
GasLog Ltd.	5,528	96,464
Genco Shipping & Trading Ltd. (a)	1,022	11,845
Gener8 Maritime, Inc. (a) (b)	6,223	28,066
Golar LNG Ltd. (b)	12,964	293,116
Heartland Express, Inc.	6,345	159,133
Hub Group, Inc. Class A (a)	4,395	188,765
International Seaways, Inc. (a)	3,983	78,465
Knight-Swift Transportation Holdings, Inc. (a)	16,916	702,860
Marten Transport Ltd.	5,218	107,230
Matson, Inc.	5,783	162,965
Navios Maritime Acquisition Corp. (b)	11,032	13,459
Navios Maritime Holdings, Inc. (a) (b)	11,958	19,970
Nordic American Tankers Ltd. (b)	13,456	71,855
Overseas Shipholding Group, Inc. Class A (a)	6,260	16,464
Radiant Logistics, Inc. (a)	5,181	27,511
Roadrunner Transportation Systems, Inc. (a)	4,198	40,007
Safe Bulkers, Inc. (a)	6,354	17,410
Saia, Inc. (a)	3,411	213,699
Schneider National, Inc. Class B	4,386	110,966
Scorpio Bulkers, Inc. (a)	8,020	56,541
Scorpio Tankers, Inc.	28,581	98,033
Ship Finance International Ltd. (b)	7,996	115,942
Teekay Corp. (b)	7,363	65,751
Teekay Tankers Ltd. Class A (b)	16,174	26,202
Universal Logistics Holdings, Inc.	1,142	23,354
Werner Enterprises, Inc.	6,420	234,651
YRC Worldwide, Inc. (a)	4,467	61,645

		4,166,963

Trucking & Leasing — 0.2%
GATX Corp. (b)	5,208	320,604
The Greenbrier Cos., Inc. (b)	3,690	177,674

	Number of Shares	Value
Willis Lease Finance Corp. (a)	472	$11,606

		509,884

		39,734,949

Technology — 9.9%
Computers — 2.7%
3D Systems Corp. (a) (b)	14,731	197,248
Agilysys, Inc. (a)	2,080	24,856
Barracuda Networks, Inc. (a)	3,411	82,649
CACI International, Inc. Class A (a)	3,292	458,740
Carbonite, Inc. (a)	3,361	73,942
Cogint, Inc. (a) (b)	2,910	14,259
Convergys Corp.	12,661	327,793
Cray, Inc. (a)	5,404	105,108
Diebold Nixdorf, Inc. (b)	10,187	232,773
Digimarc Corp. (a) (b)	1,326	48,532
DMC Global, Inc.	1,924	32,516
Electronics For Imaging, Inc. (a)	6,240	266,323
Engility Holdings, Inc. (a)	2,430	84,272
EPAM Systems, Inc. (a)	6,628	582,800
Exlservice Holdings, Inc. (a)	4,409	257,133
The ExOne Co. (a) (b)	1,497	17,006
Immersion Corp. (a) (b)	3,969	32,427
Insight Enterprises, Inc. (a)	4,800	220,416
The KeyW Holding Corp. (a) (b)	6,537	49,747
Lumentum Holdings, Inc. (a) (b)	8,219	446,703
MAXIMUS, Inc.	8,657	558,376
Maxwell Technologies, Inc. (a)	4,991	25,604
Mercury Systems, Inc. (a)	6,318	327,778
Mitek Systems, Inc. (a)	4,237	40,251
MTS Systems Corp. (b)	2,264	121,011
NetScout Systems, Inc. (a)	11,688	378,107
Nutanix, Inc. Class A (a) (b)	7,649	171,261
Presidio, Inc. (a)	2,505	35,446
Pure Storage, Inc. Class A (a) (b)	12,547	200,627
Qualys, Inc. (a)	4,233	219,269
Quantum Corp. (a)	3,691	22,589
Radisys Corp. (a)	4,885	6,692
Science Applications International Corp.	5,905	394,749
SecureWorks Corp. Class A (a) (b)	1,122	13,857
Silver Spring Networks, Inc. (a)	5,667	91,635
Startek, Inc. (a)	1,331	15,639
Stratasys Ltd. (a)	6,738	155,783
Super Micro Computer, Inc. (a)	5,268	116,423
Sykes Enterprises, Inc. (a)	5,286	154,140
Syntel, Inc.	4,434	87,128
TeleTech Holdings, Inc.	1,879	78,448
Unisys Corp. (a) (b)	6,819	57,961
USA Technologies, Inc. (a) (b)	6,334	39,588
Varonis Systems, Inc. (a)	2,580	108,102
VeriFone Systems, Inc. (a)	15,012	304,443
Virtusa Corp. (a)	3,730	140,919

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Vocera Communications, Inc. (a)	3,779	$118,547

		7,539,616

Office & Business Equipment — 0.0%
Eastman Kodak Co. (a)	2,332	17,140

Semiconductors — 2.7%
Alpha & Omega Semiconductor Ltd. (a)	2,522	41,588
Ambarella, Inc. (a) (b)	4,373	214,321
Amkor Technology, Inc. (a)	13,733	144,883
Axcelis Technologies, Inc. (a)	4,059	111,014
AXT, Inc. (a)	4,908	44,908
Brooks Automation, Inc.	9,277	281,650
Cabot Microelectronics Corp.	3,355	268,165
CEVA, Inc. (a)	2,892	123,778
Cirrus Logic, Inc. (a)	8,697	463,724
Cohu, Inc.	3,646	86,921
Diodes, Inc. (a)	5,147	154,050
DSP Group, Inc. (a)	2,958	38,454
EMCORE Corp. (a)	3,585	29,397
Entegris, Inc. (a)	19,161	552,795
FormFactor, Inc. (a)	9,718	163,748
GSI Technology, Inc. (a)	1,872	13,609
Impinj, Inc. (a) (b)	2,443	101,653
Inphi Corp. (a) (b)	5,664	224,804
Integrated Device Technology, Inc. (a)	18,063	480,114
IXYS Corp. (a)	3,407	80,746
Kopin Corp. (a)	8,453	35,249
Lattice Semiconductor Corp. (a)	16,553	86,241
MACOM Technology Solutions Holdings, Inc. (a) (b)	5,468	243,927
MaxLinear, Inc. (a)	8,109	192,589
MKS Instruments, Inc.	7,266	686,274
Monolithic Power Systems, Inc.	5,384	573,665
Nanometrics, Inc. (a)	3,240	93,312
Photronics, Inc. (a)	8,926	78,995
Pixelworks, Inc. (a)	4,395	20,700
Power Integrations, Inc.	3,868	283,138
Rambus, Inc. (a)	14,616	195,124
Rudolph Technologies, Inc. (a)	4,214	110,828
Semtech Corp. (a)	8,746	328,412
Sigma Designs, Inc. (a)	4,917	30,977
Silicon Laboratories, Inc. (a)	5,658	452,074
SMART Global Holdings, Inc. (a) (b)	2,747	73,565
Synaptics, Inc. (a)	4,645	181,991
Ultra Clean Holdings, Inc. (a)	4,482	137,239
Veeco Instruments, Inc. (a)	6,364	136,190
Xcerra Corp. (a)	7,243	71,343
Xperi Corp.	6,599	166,955

		7,799,110

Software — 4.5%
2U, Inc. (a) (b)	5,903	330,804
ACI Worldwide, Inc. (a)	15,709	357,851

	Number of Shares	Value
Actua Corp. (a)	4,133	$63,235
Acxiom Corp. (a)	10,526	259,361
Allscripts Healthcare Solutions, Inc. (a)	24,491	348,507
Alteryx, Inc. Class A (a)	1,173	23,894
Amber Road, Inc. (a)	2,707	20,790
American Software, Inc. Class A	3,520	39,987
Appfolio, Inc. Class A (a)	1,091	52,313
Apptio, Inc. Class A (a)	2,996	55,336
Aspen Technology, Inc. (a)	10,120	635,637
Avid Technology, Inc. (a)	4,404	19,994
Bazaarvoice, Inc. (a)	11,215	55,514
Benefitfocus, Inc. (a) (b)	2,165	72,852
Blackbaud, Inc.	6,426	564,203
Blackline, Inc. (a) (b)	2,114	72,130
Bottomline Technologies de, Inc. (a)	5,361	170,641
Box, Inc. Class A (a)	10,909	210,762
Brightcove, Inc. (a)	4,717	33,962
BroadSoft, Inc. (a) (b)	4,136	208,041
Callidus Software, Inc. (a)	8,692	214,258
Castlight Health, Inc. Class B (a) (b)	8,433	36,262
Cloudera, Inc. (a) (b)	1,846	30,681
CommerceHub, Inc. Series A (a)	1,897	42,815
CommerceHub, Inc. Series C (a)	3,925	83,799
CommVault Systems, Inc. (a)	5,232	318,106
Computer Programs & Systems, Inc. (b)	1,517	44,827
Cornerstone OnDemand, Inc. (a)	7,017	284,960
Cotiviti Holdings, Inc. (a)	4,951	178,137
Coupa Software, Inc. (a)	4,191	130,550
CSG Systems International, Inc.	4,493	180,169
Digi International, Inc. (a)	3,627	38,446
Donnelley Financial Solutions, Inc. (a)	4,515	97,343
Ebix, Inc. (b)	3,238	211,279
Envestnet, Inc. (a)	5,806	296,106
Everbridge, Inc. (a)	2,325	61,426
Evolent Health, Inc. Class A (a) (b)	7,097	126,327
Exa Corp. (a)	1,902	45,990
Fair Isaac Corp.	4,106	576,893
Five9, Inc. (a)	7,031	168,041
Glu Mobile, Inc. (a)	14,104	53,031
Hortonworks, Inc. (a)	6,762	114,616
HubSpot, Inc. (a)	4,537	381,335
InnerWorkings, Inc. (a)	6,153	69,221
Inovalon Holdings, Inc. Class A (a) (b)	8,457	144,192
Instructure, Inc. (a)	2,870	95,140
j2 Global, Inc.	6,263	462,710
LivePerson, Inc. (a)	7,313	99,091
Majesco (a)	1,107	5,524
ManTech International Corp. Class A	3,486	153,907
Medidata Solutions, Inc. (a)	7,601	593,334
MicroStrategy, Inc. Class A (a)	1,279	163,341
MINDBODY, Inc. Class A (a)	5,726	148,017
MobileIron, Inc. (a)	7,231	26,755
Model N, Inc. (a)	3,198	47,810

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Monotype Imaging Holdings, Inc.	5,604	$107,877
MuleSoft, Inc. (a)	3,276	65,979
NantHealth, Inc. (a) (b)	2,350	9,682
New Relic, Inc. (a)	4,080	203,184
Omnicell, Inc. (a)	4,953	252,851
Park City Group, Inc. (a) (b)	1,772	21,530
Paycom Software, Inc. (a) (b)	6,645	498,109
PDF Solutions, Inc. (a) (b)	3,721	57,638
pdvWireless, Inc. (a) (b)	1,277	38,055
Pegasystems, Inc.	4,944	285,022
Planet Payment, Inc. (a)	5,807	24,912
Progress Software Corp.	6,407	244,555
PROS Holdings, Inc. (a)	3,547	85,589
QAD, Inc. Class A	1,353	46,476
Quality Systems, Inc. (a)	7,046	110,834
RealPage, Inc. (a)	7,912	315,689
Rosetta Stone, Inc. (a)	2,230	22,768
Simulations Plus, Inc.	1,419	21,995
SPS Commerce, Inc. (a)	2,273	128,902
Synchronoss Technologies, Inc. (a) (b)	5,766	53,797
Tabula Rasa HealthCare, Inc. (a)	1,219	32,596
Tintri, Inc. (a) (b)	1,303	4,091
Twilio, Inc. Class A (a) (b)	8,380	250,143
Upland Software, Inc. (a)	1,095	23,170
Verint Systems, Inc. (a)	8,431	352,837
Veritone, Inc. (a) (b)	330	14,999
Workiva, Inc. (a)	3,372	70,306

		12,663,839

		28,019,705

Utilities — 3.4%
Electric — 1.9%
ALLETE, Inc.	6,898	533,147
Ameresco, Inc. Class A (a)	2,636	20,561
Atlantic Power Corp. (a)	15,829	38,781
Avista Corp.	8,678	449,260
Black Hills Corp.	7,214	496,828
Dynegy, Inc. (a)	14,899	145,861
El Paso Electric Co.	5,447	300,947
Genie Energy Ltd. Class B	1,769	11,587
IDACORP, Inc.	6,812	598,979
MGE Energy, Inc.	4,714	304,524
NorthWestern Corp.	6,561	373,583
NRG Yield, Inc. Class A	4,686	88,893
NRG Yield, Inc. Class C	8,577	165,536
Ormat Technologies, Inc.	5,343	326,190
Otter Tail Corp.	5,302	229,842
PNM Resources, Inc.	10,763	433,749
Portland General Electric Co.	12,059	550,373
Spark Energy, Inc. Class A	1,518	22,770
Unitil Corp.	1,875	92,738

		5,184,149

	Number of Shares	Value
Gas — 1.2%
Chesapeake Utilities Corp.	2,131	$166,751
New Jersey Resources Corp.	11,600	488,940
Northwest Natural Gas Co.	3,831	246,716
ONE Gas, Inc.	7,043	518,647
RGC Resources, Inc.	878	25,084
South Jersey Industries, Inc.	10,768	371,819
Southwest Gas Holdings, Inc.	6,405	497,156
Spire, Inc.	6,371	475,595
WGL Holdings, Inc.	6,904	581,317

		3,372,025

Water — 0.3%
American States Water Co.	4,903	241,473
Artesian Resources Corp. Class A	1,066	40,295
California Water Service Group	6,483	247,326
Connecticut Water Service, Inc.	1,476	87,527
Consolidated Water Co. Ltd.	1,997	25,562
Global Water Resources, Inc.	1,459	13,744
Middlesex Water Co.	2,146	84,273
SJW Group	2,209	125,029
The York Water Co.	1,733	58,749

		923,978

		9,480,152

TOTAL COMMON STOCK (Cost $235,317,193)		276,433,536

TOTAL EQUITIES (Cost $235,317,193)		276,433,536

RIGHTS — 0.0%
Consumer, Non-cyclical — 0.0%
Pharmaceuticals — 0.0%
Dyax Corp. CVR (a) (c) (d)	23,469	44,356

TOTAL RIGHTS (Cost $26,051)		44,356

MUTUAL FUNDS — 14.5%
Diversified Financial Services — 14.5%
State Street Navigator Securities Lending Prime Portfolio (e)	40,923,714	40,923,714

TOTAL MUTUAL FUNDS (Cost $40,923,714)		40,923,714

TOTAL LONG-TERM INVESTMENTS (Cost $276,266,958)		317,401,606

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 1.8%
Repurchase Agreement — 1.5%
State Street Bank & Trust Co. Repurchase Agreement, dated 9/29/17, 0.050%, due 10/02/17 (f)	$4,328,909	$4,328,909

Time Deposit — 0.0%
Euro Time Deposit 0.120% 10/02/17	44,614	44,614

U.S. Treasury Bill — 0.3%
U.S. Treasury Bill (g) 1.058% 2/01/18	835,001	831,987

TOTAL SHORT-TERM INVESTMENTS (Cost $5,205,471)		5,205,510

TOTAL INVESTMENTS — 114.4% (Cost $281,472,429) (h)		322,607,116

Other Assets/(Liabilities) — (14.4)%		(40,688,510)

NET ASSETS — 100.0%		$281,918,606

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2017, was $39,823,322 or 14.13% of net assets. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).
(c)	Investment was valued using significant unobservable inputs.
(d)	This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At September 30, 2017, these securities amounted to a value of $169,794 or 0.06% of net assets.
(e)	Represents investment of security lending collateral. (Note 2).
(f)	Maturity value of $4,328,927. Collateralized by U.S. Government Agency obligations with a rate of 2.000%, maturity date of 8/31/21, and an aggregate market value, including accrued interest, of $4,416,252.
(g)	A portion of this security is pledged/held as collateral for open futures contracts. (Note 2).
(h)	See Note 6 for aggregate cost for federal tax purposes.

The Fund had the following open Futures contracts at September 30, 2017:

Futures

	Expiration Date	Number of Contracts	Notional Amount	Value/ Net Unrealized Appreciation/ (Depreciation)
Futures Contract — Long
Russell 2000 E Mini Index	12/15/17	83	$5,966,604	$228,931

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid Cap Growth Fund – Portfolio of Investments

September 30, 2017

	Number of Shares	Value
EQUITIES — 94.1%

COMMON STOCK — 93.8%
Basic Materials — 3.4%
Chemicals — 2.9%
Air Products & Chemicals, Inc.	289,000	$43,702,579
Ashland Global Holdings, Inc.	229,000	14,974,310
CF Industries Holdings, Inc.	127,487	4,482,443
FMC Corp.	136,293	12,172,328
RPM International, Inc.	579,000	29,725,860
The Sherwin-Williams Co.	27,106	9,705,032
Valvoline, Inc.	1,590,000	37,285,500

		152,048,052

Iron & Steel — 0.0%
Carpenter Technology Corp.	40,796	1,959,432

Mining — 0.5%
Franco-Nevada Corp. (a)	327,000	25,335,960

		179,343,444

Communications — 3.0%
Internet — 2.4%
Dropbox, Inc. Class B (b) (c) (d)	32,717	392,931
Expedia, Inc.	122,032	17,565,286
IAC/InterActiveCorp (d)	290,000	34,098,200
Match Group, Inc. (a) (d)	371,000	8,603,490
Symantec Corp.	372,000	12,205,320
TripAdvisor, Inc. (a) (d)	216,000	8,754,480
VeriSign, Inc. (a) (d)	361,000	38,406,790
Zillow Group, Inc. Class A (d)	67,000	2,690,050
Zillow Group, Inc. Class C (a) (d)	67,000	2,694,070

		125,410,617

Media — 0.2%
FactSet Research Systems, Inc.	43,000	7,744,730

Telecommunications — 0.4%
DigitalGlobe, Inc. (d)	631,000	22,242,750

		155,398,097

Consumer, Cyclical — 14.6%
Airlines — 0.5%
JetBlue Airways Corp. (d)	251,151	4,653,828
United Continental Holdings, Inc. (d)	358,000	21,795,040

		26,448,868

Auto Manufacturers — 0.3%
Ferrari NV (a)	145,000	16,019,600

Auto Parts & Equipment — 0.5%
Dana, Inc.	386,701	10,812,160
WABCO Holdings, Inc. (d)	110,000	16,280,000

		27,092,160

	Number of Shares	Value
Distribution & Wholesale — 1.1%
Beacon Roofing Supply, Inc. (d)	100,841	$5,168,101
HD Supply Holdings, Inc. (d)	1,188,899	42,883,587
LKQ Corp. (d)	264,437	9,517,088

		57,568,776

Entertainment — 0.5%
IMAX Corp. (a) (d)	172,391	3,904,656
Vail Resorts, Inc.	109,000	24,865,080

		28,769,736

Food Services — 0.9%
Aramark	1,159,316	47,079,823

Leisure Time — 1.7%
Brunswick Corp.	113,217	6,336,755
Norwegian Cruise Line Holdings Ltd. (d)	1,224,000	66,157,200
Royal Caribbean Cruises Ltd.	144,000	17,069,760

		89,563,715

Lodging — 1.9%
Marriott International, Inc. Class A	469,000	51,711,940
MGM Resorts International	1,413,171	46,055,243

		97,767,183

Retail — 7.2%
AutoZone, Inc. (d)	21,000	12,497,310
Burlington Stores, Inc. (d)	218,000	20,810,280
CarMax, Inc. (a) (d)	470,000	35,630,700
Casey’s General Stores, Inc. (a)	218,000	23,860,100
Coach, Inc.	1,513,000	60,943,640
Dollar General Corp.	1,026,917	83,231,623
Dollar Tree, Inc. (d)	99,279	8,619,403
L Brands, Inc. (a)	362,000	15,062,820
The Michaels Cos., Inc. (d)	1,076,000	23,101,720
O’Reilly Automotive, Inc. (d)	237,735	51,200,987
PVH Corp.	132,000	16,639,920
Ross Stores, Inc.	132,701	8,568,504
Texas Roadhouse, Inc.	117,565	5,777,144
Yum! Brands, Inc.	161,568	11,893,020

		377,837,171

		768,147,032

Consumer, Non-cyclical — 27.5%
Beverages — 0.2%
Monster Beverage Corp. (d)	209,209	11,558,797

Biotechnology — 2.9%
Alnylam Pharmaceuticals, Inc. (d)	236,000	27,727,640
BioMarin Pharmaceutical, Inc. (d)	119,595	11,130,707
Bioverativ, Inc. (d)	208,595	11,904,517
Exact Sciences Corp. (d)	83,154	3,918,216
Illumina, Inc. (d)	154,816	30,839,347
Incyte Corp. (d)	294,368	34,364,520

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid Cap Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Kite Pharma, Inc. (d)	63,426	$11,404,629
Vertex Pharmaceuticals, Inc. (d)	112,000	17,028,480

		148,318,056

Commercial Services — 9.7%
Bright Horizons Family Solutions, Inc. (d)	73,041	6,296,865
Cintas Corp.	168,966	24,378,414
CoreLogic, Inc. (d)	736,000	34,017,920
CoStar Group, Inc. (d)	74,000	19,850,500
Equifax, Inc.	250,644	26,565,758
Euronet Worldwide, Inc. (d)	242,407	22,977,759
FleetCor Technologies, Inc. (d)	145,000	22,441,650
Gartner, Inc. (d)	217,590	27,070,372
Global Payments, Inc.	726,227	69,013,352
IHS Markit Ltd. (d)	743,041	32,753,247
KAR Auction Services, Inc.	855,871	40,859,282
MacDonald Dettwiler & Associates Ltd. (a)	289,000	16,440,168
Moody’s Corp.	60,551	8,429,305
Sabre Corp.	196,585	3,558,188
ServiceMaster Global Holdings, Inc. (d)	604,634	28,254,547
TransUnion (d)	603,000	28,497,780
Vantiv, Inc. Class A (d)	834,758	58,825,396
Verisk Analytics, Inc. (d)	448,000	37,269,120
WeWork Companies, Inc. Class A (b) (c) (d)	47,262	2,448,644

		509,948,267

Foods — 1.4%
Blue Buffalo Pet Products, Inc. (a) (d)	269,798	7,648,773
Conagra Brands, Inc.	457,000	15,419,180
Sprouts Farmers Market, Inc. (d)	877,000	16,461,290
TreeHouse Foods, Inc. (a) (d)	478,000	32,374,940

		71,904,183

Health Care – Products — 8.3%
Align Technology, Inc. (d)	64,746	12,060,238
Bruker Corp.	1,219,127	36,269,028
The Cooper Cos., Inc.	349,383	82,842,203
DENTSPLY SIRONA, Inc.	399,000	23,864,190
Edwards Lifesciences Corp. (d)	84,551	9,242,270
Henry Schein, Inc. (d)	358,000	29,352,420
Hologic, Inc. (d)	1,656,000	60,758,640
IDEXX Laboratories, Inc. (d)	50,000	7,774,500
Intuitive Surgical, Inc. (d)	17,000	17,779,960
Nevro Corp. (d)	96,352	8,756,470
QIAGEN NV	315,324	9,932,706
STERIS PLC	91,376	8,077,638
Teleflex, Inc.	443,771	107,379,269
West Pharmaceutical Services, Inc.	219,000	21,080,940

		435,170,472

	Number of Shares	Value
Health Care – Services — 2.4%
Acadia Healthcare Co., Inc. (a) (d)	662,846	$31,657,525
Envision Healthcare Corp. (d)	975,000	43,826,250
MEDNAX, Inc. (d)	603,000	26,001,360
Quintiles IMS Holdings, Inc. (d)	258,000	24,528,060

		126,013,195

Pharmaceuticals — 2.6%
Alkermes PLC (d)	899,023	45,706,330
Catalent, Inc. (d)	868,000	34,650,560
TESARO, Inc. (a) (d)	52,000	6,713,200
Zoetis, Inc.	773,345	49,308,477

		136,378,567

		1,439,291,537

Energy — 1.2%
Oil & Gas — 1.2%
ARC Resources Ltd. (a)	574,000	7,907,882
Carrizo Oil & Gas, Inc. (a) (d)	415,194	7,112,273
Centennial Resource Development, Inc. (c) (d)	124,621	2,239,439
Centennial Resource Development, Inc. Class A (a) (d)	422,379	7,590,151
Centennial Resource Development, Inc. Class B (b) (c) (d)	121,000	2,065,652
Concho Resources, Inc. (d)	263,165	34,664,094

		61,579,491

Financial — 9.5%
Banks — 0.8%
Fifth Third Bancorp	718,000	20,089,640
Popular, Inc.	96,324	3,461,884
Webster Financial Corp.	351,052	18,447,783

		41,999,307

Diversified Financial Services — 5.2%
Alliance Data Systems Corp.	28,214	6,250,812
CBOE Holdings, Inc.	597,000	64,255,110
E*TRADE Financial Corp. (d)	215,456	9,396,036
FNF Group	1,584,000	75,176,640
Nasdaq, Inc.	199,292	15,459,081
Raymond James Financial, Inc.	226,045	19,062,375
SEI Investments Co.	151,870	9,273,182
SLM Corp. (d)	1,301,000	14,922,470
TD Ameritrade Holding Corp.	1,186,000	57,876,800

		271,672,506

Insurance — 3.0%
Aon PLC	140,174	20,479,421
The Progressive Corp.	1,118,000	54,133,560
Willis Towers Watson PLC	514,882	79,410,251

		154,023,232

Real Estate Investment Trusts (REITS) — 0.5%
Healthcare Trust of America, Inc. Class A	166,456	4,960,389

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid Cap Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
SBA Communications Corp. (d)	159,061	$22,912,737

		27,873,126

		495,568,171

Industrial — 19.4%
Aerospace & Defense — 2.0%
Harris Corp.	432,000	56,885,760
Rockwell Collins, Inc.	360,000	47,055,600

		103,941,360

Building Materials — 1.1%
Eagle Materials, Inc.	123,115	13,136,370
Martin Marietta Materials, Inc.	165,256	34,080,745
Vulcan Materials Co.	91,605	10,955,958

		58,173,073

Electrical Components & Equipment — 0.5%
Acuity Brands, Inc. (a)	100,000	17,128,000
Universal Display Corp.	68,084	8,772,624

		25,900,624

Electronics — 5.7%
Agilent Technologies, Inc.	1,008,000	64,713,600
Allegion PLC	434,000	37,527,980
Amphenol Corp. Class A	123,151	10,423,500
Coherent, Inc. (d)	37,000	8,701,290
Flex Ltd. (d)	359,345	5,954,347
Fortive Corp.	542,000	38,368,180
Keysight Technologies, Inc. (d)	1,436,000	59,823,760
National Instruments Corp.	265,000	11,175,050
Sensata Technologies Holding NV (d)	1,349,000	64,846,430

		301,534,137

Environmental Controls — 1.4%
Waste Connections, Inc.	1,014,168	70,951,193

Machinery – Construction & Mining — 0.2%
BWX Technologies, Inc.	210,000	11,764,200

Machinery – Diversified — 3.8%
Gardner Denver Holdings, Inc. (d)	371,000	10,209,920
IDEX Corp.	562,000	68,266,140
The Middleby Corp. (d)	86,000	11,022,620
Roper Technologies, Inc.	287,000	69,855,800
Wabtec Corp. (a)	46,065	3,489,424
Xylem, Inc.	543,000	34,008,090

		196,851,994

Miscellaneous – Manufacturing — 2.2%
A.O. Smith Corp.	192,035	11,412,640
Colfax Corp. (d)	330,000	13,741,200
Textron, Inc.	1,705,000	91,865,400

		117,019,240

Packaging & Containers — 1.6%
Ardagh Group SA	69,000	1,477,290

	Number of Shares	Value
Ball Corp.	1,734,243	$71,624,236
Berry Plastics Group, Inc. (d)	217,930	12,345,735

		85,447,261

Transportation — 0.9%
J.B. Hunt Transport Services, Inc.	182,000	20,216,560
Kansas City Southern	254,000	27,604,720

		47,821,280

		1,019,404,362

Technology — 15.2%
Computers — 1.1%
Conduent, Inc. (d)	613,110	9,607,434
CSRA, Inc.	871,000	28,107,170
DXC Technology Co.	165,849	14,243,112
Fortinet, Inc. (d)	146,221	5,240,560

		57,198,276

Semiconductors — 4.9%
Cavium, Inc. (a) (d)	109,816	7,241,267
Integrated Device Technology, Inc. (d)	354,524	9,423,248
KLA-Tencor Corp.	215,000	22,790,000
Lam Research Corp.	80,356	14,869,074
MACOM Technology Solutions Holdings, Inc. (a) (d)	365,528	16,306,204
Marvell Technology Group Ltd.	1,382,000	24,737,800
Microchip Technology, Inc. (a)	860,000	77,210,800
Microsemi Corp. (d)	251,000	12,921,480
Monolithic Power Systems, Inc.	75,957	8,093,218
Qorvo, Inc. (d)	219,467	15,511,928
Xilinx, Inc.	664,406	47,059,877

		256,164,896

Software — 9.2%
Activision Blizzard, Inc.	256,390	16,539,719
athenahealth, Inc. (a) (d)	60,000	7,461,600
Atlassian Corp. PLC Class A (d)	503,000	17,680,450
Black Knight Financial Services, Inc. Class A (a) (d)	115,000	4,950,750
Cadence Design Systems, Inc. (d)	306,871	12,112,198
CDK Global, Inc.	530,695	33,481,548
Electronic Arts, Inc. (d)	484,547	57,205,619
Fidelity National Information Services, Inc.	251,000	23,440,890
Fiserv, Inc. (d)	575,000	74,152,000
Guidewire Software, Inc. (d)	175,000	13,625,500
InterXion Holding NV (d)	217,631	11,083,947
Jack Henry & Associates, Inc.	66,629	6,848,795
MSCI, Inc.	186,000	21,743,400
Red Hat, Inc. (d)	598,043	66,299,047
ServiceNow, Inc. (d)	72,000	8,462,160
Splunk, Inc. (d)	316,000	20,991,880
SS&C Technologies Holdings, Inc	829,654	33,310,608

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid Cap Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Tableau Software, Inc. Class A (d)	261,000	$19,546,290
Veeva Systems, Inc. Class A (d)	146,000	8,235,860
Workday, Inc. Class A (d)	256,000	26,979,840

		484,152,101

		797,515,273

TOTAL COMMON STOCK (Cost $3,911,553,017)		4,916,247,407

PREFERRED STOCK — 0.3%
Communications — 0.2%
Internet — 0.2%
Dropbox, Inc. Series A (b) (c) (d)	40,629	487,954
Dropbox, Inc. Series A 1 (b) (c) (d)	199,577	2,396,920
Roofoods Ltd. Series F (b) (c) (d)	16,844	5,955,543

		8,840,417

Consumer, Non-cyclical — 0.1%
Commercial Services — 0.1%
WeWork Cos., Inc. Series D 1 (b) (c) (d)	83,736	4,338,362
WeWork Cos., Inc. Series D 2 (b) (c) (d)	65,792	3,408,684

		7,747,046

TOTAL PREFERRED STOCK (Cost $10,619,005)		16,587,463

TOTAL EQUITIES (Cost $3,922,172,022)		4,932,834,870

MUTUAL FUNDS — 7.6%
Diversified Financial Services — 7.6%
State Street Navigator Securities Lending Prime Portfolio (e)	284,286,386	284,286,386
T. Rowe Price Government Reserve Investment Fund	114,291,369	114,291,369

		398,577,755

TOTAL MUTUAL FUNDS (Cost $398,577,755)		398,577,755

TOTAL LONG-TERM INVESTMENTS (Cost $4,320,749,777)		5,331,412,625

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 3.7%
Repurchase Agreement — 3.7%
State Street Bank & Trust Co. Repurchase Agreement, dated 9/29/17, 0.050%, due 10/02/17 (f)	$193,973,224	$193,973,224

TOTAL SHORT-TERM INVESTMENTS (Cost $193,973,224)		193,973,224

TOTAL INVESTMENTS — 105.4% (Cost $4,514,723,001) (g)		5,525,385,849

Other Assets/(Liabilities) — (5.4)%		(282,253,996)

NET ASSETS — 100.0%		$5,243,131,853

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2017, was $277,699,071 or 5.30% of net assets. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).
(b)	Investment was valued using significant unobservable inputs.
(c)	This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At September 30, 2017, these securities amounted to a value of $23,734,129 or 0.45% of net assets.
(d)	Non-income producing security.
(e)	Represents investment of security lending collateral. (Note 2).
(f)	Maturity value of $193,974,032. Collateralized by U.S. Government Agency obligations with rates ranging from 2.125% – 3.125%, maturity dates ranging from 5/15/21 – 9/30/21, and an aggregate market value, including accrued interest, of $197,857,049.
(g)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Growth Equity Fund – Portfolio of Investments

September 30, 2017

	Number of Shares	Value
EQUITIES — 98.6%

COMMON STOCK — 98.2%
Basic Materials — 2.9%
Chemicals — 2.8%
Ferro Corp. (a)	116,996	$2,609,011
Ingevity Corp. (a)	41,154	2,570,890
Methanex Corp.	40,691	2,046,757
Minerals Technologies, Inc.	25,279	1,785,961
Orion Engineered Carbons SA	67,000	1,504,150
Platform Specialty Products Corp. (a)	180,171	2,008,907
PolyOne Corp.	52,396	2,097,412
Venator Materials PLC (a)	20,420	461,492

		15,084,580

Iron & Steel — 0.1%
Carpenter Technology Corp.	13,300	638,799

		15,723,379

Communications — 6.8%
Internet — 4.3%
Draftkings, Inc. (a) (b) (c)	281,739	436,695
Dropbox, Inc. Class B (a) (b) (c)	26,964	323,838
GoDaddy, Inc. Class A (a)	48,262	2,099,880
GrubHub, Inc. (a) (d)	16,320	859,411
Mimecast Ltd. (a) (d)	68,318	1,941,598
Okta, Inc. (a) (d)	8,010	225,962
Proofpoint, Inc. (a) (d)	35,793	3,121,865
Q2 Holdings, Inc. (a)	62,220	2,591,463
Quotient Technology, Inc. (a)	57,296	896,682
RingCentral, Inc. Class A (a)	46,320	1,933,860
Shopify, Inc. Class A (a)	8,440	983,176
The Trade Desk, Inc. Class A (a)	37,298	2,294,200
Veracode, Inc. (Escrow Shares) (a) (b) (c)	30,294	121,782
Wayfair, Inc. Class A (a)	19,478	1,312,817
Wix.com Ltd. (a)	21,774	1,564,462
Zendesk, Inc. (a)	42,700	1,242,997
Zillow Group, Inc. Class C (a) (d)	16,493	663,183

		22,613,871

Media — 0.4%
The New York Times Co. Class A	120,337	2,358,605

Telecommunications — 2.1%
Acacia Communications, Inc. (a) (d)	23,000	1,083,300
Arista Networks, Inc. (a)	10,230	1,939,710
Ciena Corp. (a)	83,081	1,825,290
LogMeIn, Inc.	17,470	1,922,574
Oclaro, Inc. (a) (d)	109,900	948,437
Quantenna Communications, Inc. (a) (d)	68,773	1,156,074
Vonage Holdings Corp. (a)	289,080	2,353,111

		11,228,496

		36,200,972

	Number of Shares	Value
Consumer, Cyclical — 12.0%
Airlines — 0.2%
Spirit Airlines, Inc. (a)	25,833	$863,081

Apparel — 1.5%
Canada Goose Holdings, Inc. (a) (d)	9,150	188,033
Carter’s, Inc.	23,462	2,316,872
Deckers Outdoor Corp. (a)	31,870	2,180,227
Oxford Industries, Inc.	19,591	1,244,812
Wolverine World Wide, Inc.	72,648	2,095,895

		8,025,839

Auto Manufacturers — 0.3%
Wabash National Corp. (d)	67,992	1,551,577

Auto Parts & Equipment — 1.2%
Cooper Tire & Rubber Co. (d)	29,900	1,118,260
Pirelli & C SpA (a)	31,481	241,848
Tenneco, Inc.	33,632	2,040,454
Visteon Corp. (a)	23,220	2,873,939

		6,274,501

Distribution & Wholesale — 1.4%
Beacon Roofing Supply, Inc. (a)	31,186	1,598,283
Pool Corp.	25,830	2,794,031
SiteOne Landscape Supply, Inc. (a) (d)	53,050	3,082,205

		7,474,519

Entertainment — 1.2%
Cinemark Holdings, Inc.	32,827	1,188,666
Marriott Vacations Worldwide Corp.	17,725	2,207,294
Vail Resorts, Inc.	12,860	2,933,623

		6,329,583

Home Builders — 0.4%
TRI Pointe Group, Inc. (a)	149,297	2,061,792

Home Furnishing — 0.3%
iRobot Corp. (a) (d)	8,150	628,039
Roku, Inc. (a)	30,000	796,200

		1,424,239

Leisure Time — 1.4%
Acushnet Holdings Corp. (d)	98,682	1,752,592
Lindblad Expeditions Holdings, Inc. (a)	183,913	1,967,869
Nautilus, Inc. (a)	57,435	970,652
Planet Fitness, Inc. Class A	108,746	2,933,967

		7,625,080

Lodging — 0.7%
Boyd Gaming Corp.	86,150	2,244,207
Choice Hotels International, Inc.	23,310	1,489,509

		3,733,716

Retail — 3.4%
Bloomin’ Brands, Inc.	97,729	1,720,030
Burlington Stores, Inc. (a)	16,080	1,534,997

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Growth Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
The Cheesecake Factory, Inc. (d)	15,424	$649,659
Chico’s FAS, Inc.	215,464	1,928,403
The Children’s Place, Inc. (d)	9,520	1,124,788
Dave & Buster’s Entertainment, Inc. (a)	31,975	1,678,048
FirstCash, Inc.	32,560	2,056,164
Five Below, Inc. (a)	5,657	310,456
La-Z-Boy, Inc.	55,043	1,480,657
Nu Skin Enterprises, Inc. Class A	36,918	2,269,718
Ollie’s Bargain Outlet Holdings, Inc. (a)	42,640	1,978,496
Wingstop, Inc. (d)	48,147	1,600,888

		18,332,304

		63,696,231

Consumer, Non-cyclical — 23.1%
Beverages — 0.2%
MGP Ingredients, Inc. (d)	16,865	1,022,525

Biotechnology — 3.8%
Aduro Biotech, Inc. (a) (d)	83,000	883,950
Bluebird Bio, Inc. (a) (d)	18,411	2,528,751
Blueprint Medicines Corp. (a)	38,074	2,652,616
Dermira, Inc. (a) (d)	61,302	1,655,154
Exact Sciences Corp. (a) (d)	70,504	3,322,148
Exelixis, Inc. (a)	33,960	822,851
Five Prime Therapeutics, Inc. (a)	15,140	619,377
Ionis Pharmaceuticals, Inc. (a) (d)	21,397	1,084,828
Kite Pharma, Inc. (a)	3,890	699,461
Ligand Pharmaceuticals, Inc. (a) (d)	10,770	1,466,336
Momenta Pharmaceuticals, Inc. (a)	107,235	1,983,847
Otonomy, Inc. (a)	17,055	55,429
Sage Therapeutics, Inc. (a) (d)	4,560	284,088
Spark Therapeutics, Inc. (a) (d)	12,019	1,071,614
Ultragenyx Pharmaceutical, Inc. (a)	23,763	1,265,617

		20,396,067

Commercial Services — 5.0%
Bright Horizons Family Solutions, Inc. (a)	30,840	2,658,716
The Brink’s Co.	50,948	4,292,369
Cardtronics PLC Class A (a)	59,073	1,359,270
CoreLogic, Inc. (a)	19,300	892,046
CoStar Group, Inc. (a)	8,340	2,237,205
Euronet Worldwide, Inc. (a)	14,210	1,346,966
Healthcare Services Group, Inc.	22,060	1,190,578
HealthEquity, Inc. (a)	50,388	2,548,625
HMS Holdings Corp. (a)	68,776	1,365,891
MarketAxess Holdings, Inc.	10,380	1,915,214
Nutrisystem, Inc.	28,540	1,595,386
Paylocity Holding Corp. (a)	43,829	2,139,732
Sotheby’s (a)	19,750	910,673
TriNet Group, Inc. (a)	56,128	1,887,023

		26,339,694

	Number of Shares	Value
Foods — 1.7%
Blue Buffalo Pet Products, Inc. (a) (d)	64,650	$1,832,827
Calavo Growers, Inc. (d)	20,399	1,493,207
Performance Food Group Co. (a)	138,492	3,912,399
Sanderson Farms, Inc. (d)	12,457	2,012,055

		9,250,488

Health Care – Products — 7.1%
ABIOMED, Inc. (a)	18,140	3,058,404
Accelerate Diagnostics, Inc. (a) (d)	19,850	445,633
Align Technology, Inc. (a)	10,145	1,889,709
Cantel Medical Corp.	27,430	2,583,083
Glaukos Corp. (a) (d)	23,600	778,800
Globus Medical, Inc. Class A (a)	54,874	1,630,855
Haemonetics Corp. (a)	48,989	2,198,136
ICU Medical, Inc. (a)	7,670	1,425,469
Inogen, Inc. (a)	26,846	2,553,055
Insulet Corp. (a)	117,830	6,490,076
Integra LifeSciences Holdings Corp. (a) (d)	47,320	2,388,714
MiMedx Group, Inc. (a) (d)	157,396	1,869,864
Nevro Corp. (a)	9,504	863,724
NuVasive, Inc. (a)	15,260	846,320
OraSure Technologies, Inc. (a)	95,710	2,153,475
Penumbra, Inc. (a) (d)	20,440	1,845,732
Quidel Corp. (a)	15,360	673,690
Repligen Corp. (a) (d)	50,460	1,933,627
West Pharmaceutical Services, Inc.	10,810	1,040,571
Wright Medical Group NV (a)	45,330	1,172,687

		37,841,624

Health Care – Services — 2.0%
Acadia Healthcare Co., Inc. (a) (d)	47,658	2,276,146
Kindred Healthcare, Inc.	231,396	1,573,493
LifePoint Health, Inc. (a)	34,930	2,022,447
Molina Healthcare, Inc. (a) (d)	31,364	2,156,588
Teladoc, Inc. (a) (d)	26,200	868,530
Tivity Health, Inc. (a)	23,930	976,344
WellCare Health Plans, Inc. (a)	5,900	1,013,266

		10,886,814

Pharmaceuticals — 3.3%
ACADIA Pharmaceuticals, Inc. (a) (d)	30,160	1,136,127
Aerie Pharmaceuticals, Inc. (a) (d)	38,604	1,876,154
Agios Pharmaceuticals, Inc. (a)	1,370	91,448
Amicus Therapeutics, Inc. (a) (d)	34,846	525,478
Dexcom, Inc. (a) (d)	15,367	751,830
Galapagos NV Sponsored ADR (a)	15,403	1,567,255
Global Blood Therapeutics, Inc. (a)	30,878	958,762
Ironwood Pharmaceuticals, Inc. (a) (d)	44,991	709,508
Nektar Therapeutics (a)	40,550	973,200
Neogen Corp. (a)	17,070	1,322,242
Neurocrine Biosciences, Inc. (a) (d)	15,679	960,809

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Growth Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Portola Pharmaceuticals, Inc. (a)	30,324	$1,638,406
PRA Health Sciences, Inc. (a)	33,950	2,585,972
Supernus Pharmaceuticals, Inc. (a)	29,300	1,172,000
TESARO, Inc. (a) (d)	8,546	1,103,289

		17,372,480

		123,109,692

Energy — 2.5%
Energy – Alternate Sources — 0.7%
First Solar, Inc. (a)	33,259	1,525,923
Pattern Energy Group, Inc. (d)	85,851	2,069,009

		3,594,932

Oil & Gas — 1.6%
Callon Petroleum Co. (a) (d)	215,088	2,417,589
Centennial Resource Development, Inc. Class A (a) (d)	118,202	2,124,090
Delek US Holdings, Inc.	78,170	2,089,484
SRC Energy, Inc. (a)	198,177	1,916,372

		8,547,535

Oil & Gas Services — 0.2%
RPC, Inc. (d)	46,910	1,162,899

		13,305,366

Financial — 16.2%
Banks — 4.5%
Ameris Bancorp	42,311	2,030,928
F.N.B. Corp.	112,800	1,582,584
FCB Financial Holdings, Inc. Class A (a)	48,824	2,358,199
MB Financial, Inc.	102,286	4,604,916
Pinnacle Financial Partners, Inc.	20,160	1,349,712
South State Corp.	19,565	1,761,828
State Bank Financial Corp.	71,963	2,061,740
Texas Capital Bancshares, Inc. (a)	24,960	2,141,568
Western Alliance Bancorp (a)	115,905	6,152,237

		24,043,712

Diversified Financial Services — 2.2%
Air Lease Corp.	52,179	2,223,869
Blackhawk Network Holdings, Inc. (a)	44,413	1,945,289
Financial Engines, Inc. (d)	12,675	440,456
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	132,204	3,221,812
LPL Financial Holdings, Inc.	18,290	943,215
PRA Group, Inc. (a) (d)	27,238	780,369
SLM Corp. (a)	91,250	1,046,638
WageWorks, Inc. (a)	16,303	989,592

		11,591,240

Insurance — 2.9%
Assured Guaranty Ltd.	47,783	1,803,808
eHealth, Inc. (a)	79,747	1,905,156

	Number of Shares	Value
Essent Group Ltd. (a)	37,020	$1,499,310
Horace Mann Educators Corp.	40,513	1,594,187
James River Group Holdings Ltd.	21,300	883,524
Kemper Corp.	31,644	1,677,132
Kinsale Capital Group, Inc.	24,860	1,073,206
MGIC Investment Corp. (a)	304,155	3,811,062
Primerica, Inc.	12,410	1,012,035

		15,259,420

Private Equity — 0.6%
Kennedy-Wilson Holdings, Inc. (d)	173,432	3,217,164

Real Estate — 0.2%
Five Point Holdings LLC Class A (a) (d)	80,900	1,103,476

Real Estate Investment Trusts (REITS) — 4.2%
CoreSite Realty Corp.	33,328	3,729,403
CyrusOne, Inc.	15,060	887,486
LaSalle Hotel Properties	129,034	3,744,567
Life Storage, Inc.	25,650	2,098,426
MFA Financial, Inc.	228,127	1,998,393
Outfront Media, Inc.	75,349	1,897,288
Potlatch Corp.	31,800	1,621,800
PS Business Parks, Inc.	17,765	2,371,627
Redwood Trust, Inc.	115,580	1,882,798
Rexford Industrial Realty, Inc.	79,126	2,264,586

		22,496,374

Savings & Loans — 1.6%
Banc of California, Inc. (d)	44,228	917,731
Pacific Premier Bancorp, Inc. (a)	49,106	1,853,752
Sterling Bancorp	235,905	5,815,058

		8,586,541

		86,297,927

Industrial — 17.8%
Aerospace & Defense — 1.6%
Esterline Technologies Corp. (a)	17,200	1,550,580
HEICO Corp.	37,462	3,364,462
Kaman Corp.	31,979	1,783,789
Teledyne Technologies, Inc. (a)	11,566	1,841,076

		8,539,907

Building Materials — 1.9%
JELD-WEN Holding, Inc. (a)	109,919	3,904,323
Lennox International, Inc.	11,030	1,974,039
Masonite International Corp. (a)	25,103	1,737,128
Summit Materials, Inc. Class A (a)	61,622	1,973,753
Trex Co., Inc. (a)	5,720	515,200

		10,104,443

Electrical Components & Equipment — 0.4%
Littelfuse, Inc.	10,760	2,107,669

Electronics — 1.4%
Coherent, Inc. (a)	11,440	2,690,345
II-VI, Inc. (a)	32,496	1,337,210

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Growth Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Itron, Inc. (a)	19,824	$1,535,369
Watts Water Technologies, Inc. Class A	27,316	1,890,267

		7,453,191

Engineering & Construction — 1.4%
Dycom Industries, Inc. (a)	11,660	1,001,361
Granite Construction, Inc.	37,140	2,152,263
MasTec, Inc. (a)	69,500	3,224,800
TopBuild Corp. (a)	19,280	1,256,477

		7,634,901

Environmental Controls — 0.9%
Casella Waste Systems, Inc. Class A (a)	105,932	1,991,521
Clean Harbors, Inc. (a)	45,511	2,580,474

		4,571,995

Hand & Machine Tools — 1.0%
Lincoln Electric Holdings, Inc.	23,450	2,149,896
Milacron Holdings Corp. (a)	75,394	1,271,143
Regal Beloit Corp.	22,329	1,763,991

		5,185,030

Machinery – Construction & Mining — 0.5%
BWX Technologies, Inc.	47,450	2,658,149

Machinery – Diversified — 2.1%
Altra Industrial Motion Corp.	41,192	1,981,335
Chart Industries, Inc. (a)	52,800	2,071,344
Cognex Corp.	30,650	3,380,082
The Middleby Corp. (a)	9,948	1,275,035
Zebra Technologies Corp. Class A (a)	24,863	2,699,625

		11,407,421

Metal Fabricate & Hardware — 1.9%
Advanced Drainage Systems, Inc. (d)	135,839	2,750,739
RBC Bearings, Inc. (a)	23,340	2,921,001
Rexnord Corp. (a)	90,824	2,307,838
The Timken Co.	45,367	2,202,568

		10,182,146

Miscellaneous – Manufacturing — 1.1%
John Bean Technologies Corp.	46,075	4,658,182
Trinseo SA	20,490	1,374,879

		6,033,061

Packaging & Containers — 0.7%
Berry Plastics Group, Inc. (a)	23,000	1,302,950
Graphic Packaging Holding Co.	109,142	1,522,531
KapStone Paper and Packaging Corp.	37,716	810,517

		3,635,998

Transportation — 2.5%
Air Transport Services Group, Inc. (a)	48,170	1,172,458

	Number of Shares	Value
Heartland Express, Inc.	19,190	$481,285
Kirby Corp. (a)	33,204	2,189,804
Knight-Swift Transportation Holdings, Inc. (a)	86,088	3,576,956
Werner Enterprises, Inc.	52,001	1,900,637
XPO Logistics, Inc. (a) (d)	58,200	3,944,796

		13,265,936

Trucking & Leasing — 0.4%
GATX Corp. (d)	31,926	1,965,365

		94,745,212

Technology — 16.2%
Computers — 1.5%
EPAM Systems, Inc. (a)	18,489	1,625,738
Mercury Systems, Inc. (a)	78,500	4,072,580
VeriFone Systems, Inc. (a)	60,860	1,234,241
Vocera Communications, Inc. (a)	24,630	772,643

		7,705,202

Semiconductors — 5.4%
Advanced Micro Devices, Inc. (a) (d)	43,116	549,729
Cavium, Inc. (a) (d)	54,456	3,590,828
Entegris, Inc. (a)	226,907	6,546,267
MACOM Technology Solutions Holdings, Inc. (a) (d)	66,900	2,984,409
MKS Instruments, Inc.	29,740	2,808,943
Monolithic Power Systems, Inc.	39,660	4,225,773
Power Integrations, Inc.	17,460	1,278,072
Rambus, Inc. (a)	38,100	508,635
Semtech Corp. (a)	55,958	2,101,223
Silicon Laboratories, Inc. (a)	19,840	1,585,216
Tower Semiconductor Ltd. (a) (d)	86,445	2,658,184

		28,837,279

Software — 9.3%
2U, Inc. (a) (d)	129,684	7,267,491
Blackline, Inc. (a) (d)	32,070	1,094,228
BroadSoft, Inc. (a) (d)	55,608	2,797,082
Callidus Software, Inc. (a)	73,649	1,815,448
Cloudera, Inc. (a) (d)	53,600	890,832
Cloudera, Inc. (a) (b)	38,099	633,205
Cotiviti Holdings, Inc. (a)	27,630	994,127
Docusign, Inc. (Escrow Shares) (a) (b) (c)	8,415	-
Envestnet, Inc. (a)	21,240	1,083,240
Evolent Health, Inc. Class A (a) (d)	60,810	1,082,418
Fair Isaac Corp.	17,351	2,437,815
Five9, Inc. (a)	37,301	891,494
Guidewire Software, Inc. (a)	43,452	3,383,173
HubSpot, Inc. (a)	86,822	7,297,389
Medidata Solutions, Inc. (a)	15,470	1,207,588
New Relic, Inc. (a)	22,070	1,099,086
Paycom Software, Inc. (a) (d)	20,730	1,553,921
Pegasystems, Inc.	31,830	1,835,000

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Growth Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
PTC, Inc. (a)	36,420	$2,049,718
RealPage, Inc. (a)	22,030	878,997
Take-Two Interactive Software, Inc. (a)	40,130	4,102,490
Tyler Technologies, Inc. (a)	8,990	1,567,137
Veeva Systems, Inc. Class A (a)	48,394	2,729,906
Zynga, Inc. Class A (a)	267,486	1,011,097

		49,702,882

		86,245,363

Utilities — 0.7%
Electric — 0.7%
8Point3 Energy Partners LP	109,767	1,649,798
Black Hills Corp.	29,132	2,006,321

		3,656,119

TOTAL COMMON STOCK (Cost $433,073,718)		522,980,261

PREFERRED STOCK — 0.4%
Communications — 0.3%
Internet — 0.3%
The Honest Company, Inc. Series D (a) (b) (c)	14,220	503,246
Zuora, Inc. Series F, Convertible (a) (b) (c)	194,983	1,035,360

		1,538,606

Technology — 0.1%
Software — 0.1%
MarkLogic Corp. Series F (a) (b) (c)	77,018	761,708

TOTAL PREFERRED STOCK (Cost $2,285,938)		2,300,314

TOTAL EQUITIES (Cost $435,359,656)		525,280,575

RIGHTS — 0.0%
Consumer, Non-cyclical — 0.0%
Pharmaceuticals — 0.0%
Dyax Corp. CVR (a) (b) (c)	20,230	38,235

TOTAL RIGHTS (Cost $22,455)		38,235

MUTUAL FUNDS — 18.5%
Diversified Financial Services — 18.5%
iShares Russell 2000 Growth Index Fund (d)	18,207	3,258,325
iShares Russell 2000 Index Fund	14,078	2,086,078
State Street Navigator Securities Lending Prime Portfolio (e)	92,869,994	92,869,994

		98,214,397

		Value
TOTAL MUTUAL FUNDS (Cost $97,850,814)		$98,214,397

TOTAL LONG-TERM INVESTMENTS (Cost $533,232,925)		623,533,207

	Principal Amount
SHORT-TERM INVESTMENTS — 1.4%
Repurchase Agreement — 1.4%
State Street Bank & Trust Co. Repurchase Agreement, dated 9/29/17, 0.050%, due 10/02/17 (f)	$7,589,102	7,589,102

Time Deposit — 0.0%
Euro Time Deposit 0.120% 10/02/17	9,600	9,600

TOTAL SHORT-TERM INVESTMENTS (Cost $7,598,702)		7,598,702

TOTAL INVESTMENTS — 118.5% (Cost $540,831,627) (g)		631,131,909

Other Assets/(Liabilities) — (18.5)%		(98,470,701)

NET ASSETS — 100.0%		$532,661,208

Abbreviation Legend

ADR	American Depositary Receipt

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At September 30, 2017, these securities amounted to a value of $3,854,069 or 0.72% of net assets.
(c)	Investment was valued using significant unobservable inputs.
(d)	Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2017, was $90,711,194 or 17.03% of net assets. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).
(e)	Represents investment of security lending collateral. (Note 2).
(f)	Maturity value of $7,589,133. Collateralized by U.S. Government Agency obligations with rates ranging from 2.125% – 3.125%, maturity dates ranging from 1/31/21 – 5/15/21, and an aggregate market value, including accrued interest, of $7,752,413.
(g)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MM MSCI EAFE International Index Fund – Portfolio of Investments

September 30, 2017

	Number of Shares	Value
EQUITIES — 97.1%

COMMON STOCK — 96.6%
Australia — 6.6%
The AGL Energy Ltd.	10,278	$188,979
Alumina Ltd.	34,534	59,797
Amcor Ltd.	17,656	211,266
AMP Ltd.	45,454	172,843
APA Group	17,755	116,620
Aristocrat Leisure Ltd.	8,448	139,733
ASX Ltd.	3,019	124,572
Aurizon Holdings Ltd.	32,079	123,723
AusNet Services	30,772	40,950
Australia & New Zealand Banking Group Ltd.	44,605	1,039,792
Bank of Queensland Ltd.	5,448	55,654
Bendigo & Adelaide Bank Ltd.	7,077	64,829
BHP Billiton Ltd.	48,727	985,114
BlueScope Steel Ltd.	8,191	70,560
Boral Ltd.	17,965	95,840
Brambles Ltd.	24,379	172,664
Caltex Australia Ltd.	4,021	101,549
Challenger Ltd.	8,875	87,033
CIMIC Group Ltd.	1,342	46,695
Coca-Cola Amatil Ltd.	8,486	51,552
Cochlear Ltd.	899	112,494
Commonwealth Bank of Australia	26,459	1,566,992
Computershare Ltd.	7,157	81,549
Crown Resorts Ltd.	6,260	55,659
CSL Ltd.	6,902	725,631
Dexus	14,758	110,410
Domino’s Pizza Enterprises Ltd. (a)	1,079	38,898
Flight Centre Travel Group Ltd. (a)	864	30,617
Fortescue Metals Group Ltd.	24,324	98,485
Goodman Group	27,479	178,387
The GPT Group	28,256	110,351
Harvey Norman Holdings Ltd. (a)	9,263	28,286
Healthscope Ltd.	24,248	31,899
Incitec Pivot Ltd.	23,985	68,099
Insurance Australia Group Ltd.	36,267	182,101
LendLease Group	8,659	122,203
Macquarie Group Ltd.	4,866	347,788
Medibank Pvt. Ltd.	43,282	99,423
Mirvac Group	57,896	104,358
National Australia Bank Ltd.	40,714	1,011,441
Newcrest Mining Ltd.	11,722	192,625
Orica Ltd.	5,392	83,944
Origin Energy Ltd. (b)	27,251	160,660
Qantas Airways Ltd.	6,241	28,634
QBE Insurance Group Ltd.	21,018	166,027
Ramsay Health Care Ltd.	2,211	108,423
REA Group Ltd.	899	47,516

	Number of Shares	Value
Rio Tinto Ltd. (a)	6,374	$333,970
Santos Ltd. (b)	26,633	84,465
Scentre Group	80,570	249,065
SEEK Ltd.	4,693	61,370
Sonic Healthcare Ltd.	6,251	102,875
South32 Ltd.	52,452	135,484
South32 Ltd.	28,902	74,502
Stockland	37,770	127,790
Suncorp Group Ltd.	19,636	201,916
Sydney Airport	17,140	95,946
Tabcorp Holdings Ltd.	14,247	47,839
Tatts Group Ltd.	18,788	58,870
Telstra Corp. Ltd.	63,517	174,203
TPG Telecom Ltd. (a)	6,332	24,245
Transurban Group	31,002	289,930
Treasury Wine Estates Ltd.	11,625	125,295
Vicinity Centres	53,253	111,441
Wesfarmers Ltd.	17,206	558,043
Westfield Corp.	30,291	186,537
Westpac Banking Corp.	51,397	1,294,778
Woodside Petroleum Ltd.	11,481	263,138
Woolworths Ltd.	19,739	391,141

		14,835,508

Austria — 0.2%
ANDRITZ AG	1,035	59,833
Erste Group Bank AG	4,597	199,183
OMV AG	2,279	132,816
Raiffeisen Bank International AG (b)	2,104	70,527
voestalpine AG	1,848	94,247

		556,606

Belgium — 1.1%
Ageas	2,863	134,557
Anheuser-Busch InBev SA/NV	11,666	1,394,397
Colruyt SA (a)	965	49,462
Groupe Bruxelles Lambert SA	1,253	131,902
KBC Group NV	3,779	320,313
Proximus SADP	2,284	78,800
Solvay SA	1,141	170,648
Telenet Group Holding NV (b)	743	49,197
UCB SA	1,974	140,629
Umicore SA	1,521	125,844

		2,595,749

Bermuda — 0.4%
CK Infrastructure Holdings Ltd.	10,000	86,232
First Pacific Co. Ltd.	39,750	31,726
Hongkong Land Holdings Ltd.	18,300	131,804
Jardine Matheson Holdings Ltd.	3,400	215,438
Jardine Strategic Holdings Ltd.	3,400	147,102
Kerry Properties Ltd.	11,500	47,745
Li & Fung Ltd.	102,000	51,212

The accompanying notes are an integral part of the financial statements.

MM MSCI EAFE International Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
NWS Holdings Ltd.	21,368	$41,717
Shangri-La Asia Ltd.	22,000	40,986
Yue Yuen Industrial Holdings Ltd.	12,500	47,657

		841,619

Cayman Islands — 0.6%
ASM Pacific Technology Ltd.	4,100	59,283
CK Asset Holdings Ltd.	39,745	330,569
CK Hutchison Holdings Ltd.	41,245	529,309
Melco Resorts & Entertainment Ltd. ADR	3,540	85,385
MGM China Holdings Ltd.	16,400	39,401
Sands China Ltd.	37,600	196,376
WH Group Ltd. (c)	126,072	134,239
Wynn Macau Ltd.	22,800	61,605

		1,436,167

Denmark — 1.8%
AP Moller - Maersk A/S Class A	59	108,432
AP Moller - Maersk A/S Class B	100	189,989
Carlsberg A/S Class B	1,640	179,656
Chr Hansen Holding A/S	1,516	130,022
Coloplast A/S Class B	1,836	149,010
Danske Bank A/S	11,545	461,713
DONG Energy A/S (c)	2,649	151,631
DSV A/S	2,900	219,382
Genmab A/S (b)	881	194,732
H Lundbeck A/S	979	56,498
ISS A/S	2,591	104,205
Novo Nordisk A/S Class B	28,526	1,369,486
Novozymes A/S Class B	3,543	181,815
Pandora A/S	1,630	160,897
TDC A/S	12,118	71,046
Tryg A/S	1,868	43,138
Vestas Wind Systems A/S	3,336	299,384
William Demant Holding A/S (b)	1,681	44,380

		4,115,416

Finland — 1.0%
Elisa OYJ	2,182	93,925
Fortum OYJ	6,902	137,855
Kone OYJ Class B	5,142	272,296
Metso OYJ	1,597	58,593
Neste OYJ	1,952	85,283
Nokia OYJ	10,433	62,495
Nokia OYJ	78,628	472,172
Nokian Renkaat OYJ	1,749	77,838
Orion OYJ Class B	1,576	73,161
Sampo OYJ Class B	6,720	355,439
Stora Enso OYJ Class R	8,563	121,101
UPM-Kymmene OYJ	8,184	221,964
Wartsila OYJ Abp	2,288	162,163

		2,194,285

	Number of Shares	Value
France — 9.8%
Accor SA	2,906	$144,286
Aeroports de Paris	425	68,723
Air Liquide SA	5,979	796,855
Alstom SA	2,475	105,252
Arkema SA	1,050	128,663
Atos SE	1,442	223,908
AXA SA	29,668	897,533
BNP Paribas SA	17,089	1,378,968
Bollore SA	12,514	62,605
Bouygues SA	3,297	156,473
Bureau Veritas SA	4,145	106,981
Capgemini SE	2,438	285,549
Carrefour SA	8,556	172,847
Casino Guichard Perrachon SA	780	46,263
Cie de Saint-Gobain	7,545	449,734
Cie Generale des Etablissements Michelin	2,609	381,306
CNP Assurances	2,524	59,218
Credit Agricole SA	17,289	314,368
Danone SA	8,947	701,997
Dassault Aviation SA	39	63,044
Dassault Systemes SE	1,984	200,598
Edenred	3,182	86,587
Eiffage SA	1,173	121,462
Electricite de France SA	8,016	97,364
Engie SA	27,858	472,845
Essilor International SA	3,133	387,618
Eurazeo SA	721	64,482
Eutelsat Communications SA	2,500	74,084
Fonciere Des Regions	466	48,447
Gecina SA	735	119,190
Groupe Eurotunnel SE Registered	7,160	86,320
Hermes International	473	238,476
ICADE	524	46,761
Iliad SA	414	110,116
Imerys SA	603	54,492
Ingenico Group SA	841	79,801
Ipsen SA	539	71,712
JCDecaux SA	1,262	47,230
Kering	1,169	465,344
Klepierre	3,436	134,879
L’Oreal SA	3,819	811,445
Lagardere S.C.A	1,701	57,008
Legrand SA	4,040	291,695
LVMH Moet Hennessy Louis Vuitton SE	4,247	1,170,881
Natixis SA	14,766	118,181
Orange SA	30,405	497,871
Pernod Ricard SA	3,251	449,516
Peugeot SA	8,103	193,000
Publicis Groupe SA	3,092	215,859
Remy Cointreau SA	395	46,748

The accompanying notes are an integral part of the financial statements.

MM MSCI EAFE International Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Renault SA	2,713	$266,554
Rexel SA	4,655	80,557
Safran SA	4,719	482,135
Sanofi	17,338	1,723,469
Schneider Electric SE	253	21,920
Schneider Electric SE	8,330	725,042
SCOR SE	2,734	114,658
SEB SA	329	60,386
Societe BIC SA	410	49,154
Societe Generale SA	11,703	684,628
Sodexo SA	1,445	180,382
Suez	5,800	105,840
Thales SA	1,656	187,390
Total SA	35,521	1,910,440
Unibail-Rodamco SE	1,295	314,913
Unibail-Rodamco SE	245	59,643
Valeo SA	3,660	271,985
Veolia Environnement SA	7,378	170,421
Vinci SA	7,647	726,814
Vivendi SA	15,465	391,633
Wendel SA	414	67,099
Zodiac Aerospace	3,072	88,829

		22,088,477

Germany — 8.9%
adidas AG	2,859	646,735
Allianz SE Registered	6,946	1,559,484
Axel Springer SE	742	47,710
BASF SE	14,061	1,496,348
Bayer AG Registered	12,570	1,712,962
Bayerische Motoren Werke AG	5,066	513,908
Beiersdorf AG	1,556	167,417
Brenntag AG	2,417	134,690
Commerzbank AG (b)	16,258	221,168
Continental AG	1,665	422,603
Covestro AG (c)	1,737	149,353
Daimler AG Registered	14,636	1,167,116
Deutsche Bank AG Registered	31,582	546,091
Deutsche Boerse AG	2,911	315,532
Deutsche Lufthansa AG Registered	3,570	99,198
Deutsche Post AG Registered	14,874	662,146
Deutsche Telekom AG Registered	49,652	926,322
Deutsche Wohnen SE	5,397	229,193
E.ON SE	33,205	375,810
Evonik Industries AG	2,333	83,368
Fraport AG Frankfurt Airport Services Worldwide	587	55,759
Fresenius Medical Care AG & Co. KGaA	3,263	319,341
Fresenius SE & Co. KGaA	6,327	510,365
GEA Group AG	2,848	129,564
Hannover Rueck SE	936	112,809
HeidelbergCement AG	2,265	232,819

	Number of Shares	Value
Henkel AG & Co. KGaA	1,593	$193,884
HOCHTIEF AG	273	46,059
HUGO BOSS AG	1,022	90,081
Infineon Technologies AG	17,545	441,064
Innogy SE (c)	2,125	94,573
K+S AG Registered	2,733	74,470
KION Group AG	1,129	108,044
LANXESS AG	1,400	110,523
Linde AG	2,828	589,769
MAN SE	583	65,805
Merck KGaA	1,973	219,568
METRO AG (b)	2,772	58,615
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen Registered	2,383	509,499
OSRAM Licht AG	1,340	106,973
ProSiebenSat.1 Media SE	3,621	123,399
RWE AG (b)	7,954	180,684
SAP SE	14,961	1,638,983
Siemens AG	11,633	1,638,913
Symrise AG	1,919	145,827
Telefonica Deutschland Holding AG	10,525	59,066
thyssenkrupp AG	6,653	197,169
TUI AG	4,761	80,976
TUI AG	1,644	27,917
United Internet AG	1,905	118,673
Volkswagen AG	491	83,130
Vonovia SE	7,310	311,070
Zalando SE (b) (c)	1,613	80,832

		20,233,377

Hong Kong — 2.4%
AIA Group Ltd.	184,780	1,370,384
The Bank of East Asia Ltd.	18,715	80,906
BOC Hong Kong Holdings Ltd.	56,000	272,460
CLP Holdings Ltd.	24,999	256,430
Galaxy Entertainment Group Ltd.	36,000	254,385
Hang Lung Group Ltd.	13,000	46,817
Hang Lung Properties Ltd.	29,000	68,919
Hang Seng Bank Ltd.	11,500	280,674
Henderson Land Development Co. Ltd.	19,286	128,138
HK Electric Investments & HK Electric Investments Ltd. Class SS (c)	43,706	39,904
HKT Trust & HKT Ltd.	56,840	69,212
Hong Kong & China Gas Co. Ltd.	127,326	239,335
Hong Kong Exchanges & Clearing Ltd.	17,932	486,237
Hysan Development Co. Ltd.	9,035	42,563
I-CABLE Communications Ltd. (b)	22,210	740
Link REIT	33,223	269,558
MTR Corp. Ltd.	22,456	131,431
New World Development Co. Ltd.	91,889	132,294

The accompanying notes are an integral part of the financial statements.

MM MSCI EAFE International Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
PCCW Ltd.	71,136	$38,546
Power Assets Holdings Ltd.	21,000	182,361
Sino Land Co. Ltd.	46,671	81,968
SJM Holdings Ltd.	34,000	31,189
Sun Hung Kai Properties Ltd.	22,258	363,276
Swire Pacific Ltd. Class A	8,000	77,645
Swire Properties Ltd.	17,396	59,065
Techtronic Industries Co. Ltd.	21,403	114,458
The Wharf Holdings Ltd.	18,000	160,427
Wheelock & Co. Ltd.	12,000	84,400

		5,363,722

Ireland — 0.5%
Bank of Ireland Group PLC (b)	14,545	119,161
CRH PLC	1,480	56,276
CRH PLC	11,415	432,051
DCC PLC	1,394	135,429
James Hardie Industries PLC	7,081	98,857
Kerry Group PLC Class A	2,469	237,397
Paddy Power Betfair PLC	1,181	117,856

		1,197,027

Israel — 0.5%
Azrieli Group Ltd.	718	39,865
Bank Hapoalim B.M.	16,513	115,565
Bank Leumi Le-Israel BM	22,529	119,547
Bezeq The Israeli Telecommunication Corp. Ltd.	29,290	41,849
Check Point Software Technologies Ltd. (b)	2,000	228,040
Elbit Systems Ltd.	323	47,510
Frutarom Industries Ltd.	646	49,704
Israel Chemicals Ltd.	8,474	37,726
Mizrahi Tefahot Bank Ltd.	2,307	41,345
Nice Ltd.	856	68,975
Taro Pharmaceutical Industries Ltd. (a) (b)	200	22,538
Teva Pharmaceutical Industries Ltd. Sponsored ADR	13,593	239,237

		1,051,901

Italy — 2.0%
Assicurazioni Generali SpA	18,915	352,828
Atlantia SpA	6,995	220,839
Enel SpA	123,282	742,377
Eni SpA	38,536	638,410
Intesa Sanpaolo SpA	193,515	684,317
Intesa Sanpaolo SpA	16,068	53,174
Leonardo SpA	6,310	118,214
Luxottica Group SpA	2,493	139,523
Mediobanca SpA	8,737	93,763
Poste Italiane SpA (c)	7,558	55,674
Prysmian SpA	3,274	110,745
Recordati SpA	1,486	68,535

	Number of Shares	Value
Saipem SpA (b)	10,253	$44,275
Snam SpA	35,067	169,001
Telecom Italia SpA (b)	176,840	165,849
Telecom Italia SpA - RSP	87,728	66,030
Terna Rete Elettrica Nazionale SpA	22,307	130,294
UniCredit SpA (b)	30,532	650,266
UnipolSai Assicurazioni SpA	14,769	34,492

		4,538,606

Japan — 22.4%
ABC-Mart, Inc.	600	31,682
Acom Co. Ltd. (b)	6,300	24,419
Aeon Co. Ltd.	9,500	140,431
AEON Financial Service Co, Ltd. (a)	1,800	37,754
Aeon Mall Co. Ltd.	1,900	33,833
Air Water, Inc.	2,400	44,300
Aisin Seiki Co. Ltd.	2,600	137,058
Ajinomoto Co., Inc.	8,400	163,966
Alfresa Holdings Corp.	2,700	49,508
Alps Electric Co. Ltd.	3,200	84,566
Amada Holdings Co. Ltd.	5,000	54,902
ANA Holdings, Inc.	1,800	68,256
Aozora Bank Ltd.	1,700	64,717
Asahi Glass Co. Ltd.	3,000	111,414
Asahi Group Holdings Ltd.	5,800	234,822
Asahi Kasei Corp.	19,000	234,102
Asics Corp.	2,200	32,817
Astellas Pharma, Inc.	31,700	403,881
Bandai Namco Holdings, Inc.	3,100	106,375
The Bank of Kyoto Ltd. (a)	1,000	50,868
Benesse Holdings, Inc.	1,100	39,721
Bridgestone Corp.	9,900	449,578
Brother Industries Ltd.	3,600	84,210
Calbee, Inc.	1,100	38,777
Canon, Inc.	16,200	553,721
Casio Computer Co. Ltd. (a)	3,200	45,105
Central Japan Railway Co.	2,200	385,944
The Chiba Bank Ltd.	11,000	78,743
Chubu Electric Power Co., Inc.	10,100	125,480
Chugai Pharmaceutical Co. Ltd.	3,500	145,361
The Chugoku Bank Ltd.	2,200	30,166
The Chugoku Electric Power Co., Inc. (a)	3,900	41,438
Coca-Cola Bottlers Japan Ltd.	1,800	58,429
Concordia Financial Group Ltd.	17,700	87,652
Credit Saison Co. Ltd.	2,600	54,016
CYBERDYNE, Inc. (a) (b)	1,300	17,322
Dai Nippon Printing Co. Ltd.	4,000	95,846
Dai-ichi Life Holdings, Inc.	16,300	293,044
Daicel Corp.	4,700	56,661
Daiichi Sankyo Co. Ltd.	8,700	196,362
Daikin Industries Ltd.	3,800	385,209
Daito Trust Construction Co. Ltd.	1,000	182,225

The accompanying notes are an integral part of the financial statements.

MM MSCI EAFE International Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Daiwa House Industry Co. Ltd.	8,600	$297,132
Daiwa House REIT Investment Corp.	20	47,885
Daiwa Securities Group, Inc.	25,000	141,752
DeNA Co. Ltd.	1,800	40,376
Denso Corp.	7,300	369,704
Dentsu, Inc.	3,300	144,940
Disco Corp.	400	81,621
Don Quijote Holdings Co. Ltd.	1,700	63,754
East Japan Railway Co.	5,000	461,897
Eisai Co. Ltd.	4,100	210,624
Electric Power Development Co. Ltd.	2,200	55,269
FamilyMart UNY Holdings Co. Ltd.	1,200	63,291
FANUC Corp.	3,000	608,277
Fast Retailing Co., Ltd.	800	236,242
Fuji Electric Co. Ltd.	8,000	44,419
FUJIFILM Holdings Corp.	6,300	245,622
Fujitsu Ltd.	30,000	223,525
Fukuoka Financial Group, Inc.	11,000	50,899
The Hachijuni Bank Ltd.	6,900	43,175
Hakuhodo DY Holdings, Inc.	3,600	47,330
Hamamatsu Photonics KK	2,000	60,457
Hankyu Hanshin Holdings, Inc.	3,800	144,244
Hikari Tsushin, Inc.	300	37,690
Hino Motors Ltd.	4,400	53,871
Hirose Electric Co. Ltd.	500	70,416
The Hiroshima Bank Ltd.	3,500	28,378
Hisamitsu Pharmaceutical Co., Inc.	900	43,210
Hitachi Chemical Co. Ltd.	1,700	46,634
Hitachi Construction Machinery Co. Ltd.	1,800	53,430
Hitachi High-Technologies Corp.	900	32,652
Hitachi Ltd.	73,000	514,937
Hitachi Metals Ltd.	3,700	51,518
Honda Motor Co. Ltd.	26,300	779,666
Hoshizaki Corp.	800	70,357
Hoya Corp.	5,900	320,007
Hulic Co. Ltd.	4,200	41,183
Idemitsu Kosan Co. Ltd.	2,000	56,538
IHI Corp.	2,200	76,606
Iida Group Holdings Co. Ltd.	2,500	44,587
Inpex Corp.	14,700	156,669
Isetan Mitsukoshi Holdings Ltd. (a)	4,700	49,263
Isuzu Motors Ltd.	8,700	115,406
ITOCHU Corp.	23,000	376,862
J Front Retailing Co. Ltd.	3,400	47,057
Japan Airlines Co. Ltd.	1,800	60,929
Japan Airport Terminal Co. Ltd.	800	28,524
Japan Exchange Group, Inc.	8,100	143,499
Japan Post Bank Co. Ltd.	6,100	75,416
Japan Post Holdings Co. Ltd. (a)	24,000	283,585
Japan Prime Realty Investment Corp.	14	46,779
Japan Real Estate Investment Corp.	18	86,540
Japan Retail Fund Investment Corp.	39	69,977
Japan Tobacco, Inc.	16,700	547,456

	Number of Shares	Value
JFE Holdings, Inc.	8,000	$156,410
JGC Corp.	2,900	46,971
JSR Corp.	3,200	60,827
JTEKT Corp.	3,100	42,986
JXTG Holdings, Inc.	46,900	241,864
Kajima Corp.	14,000	139,188
Kakaku.com, Inc. (a)	2,400	30,597
Kamigumi Co. Ltd.	2,000	46,426
Kaneka Corp.	5,000	38,883
The Kansai Electric Power Co., Inc.	10,900	139,519
Kansai Paint Co. Ltd.	3,200	80,606
Kao Corp.	7,600	448,119
Kawasaki Heavy Industries Ltd.	2,400	79,638
KDDI Corp.	27,800	733,423
Keihan Holdings Co., Ltd.	1,400	41,019
Keikyu Corp.	3,500	71,008
Keio Corp.	1,800	74,272
Keisei Electric Railway Co. Ltd.	2,000	55,404
Keyence Corp.	1,500	799,696
Kikkoman Corp.	2,200	67,680
Kintetsu Group Holdings Co. Ltd.	2,800	104,203
Kirin Holdings Co. Ltd.	13,200	310,790
Kobe Steel Ltd. (a)	4,300	49,214
Koito Manufacturing Co. Ltd.	1,800	112,952
Komatsu Ltd.	13,900	395,912
Konami Holdings Corp. (a)	1,400	67,364
Konica Minolta, Inc.	7,700	63,263
Kose Corp.	500	57,492
Kubota Corp.	16,000	291,417
Kuraray Co. Ltd.	5,600	104,806
Kurita Water Industries Ltd.	1,700	49,119
Kyocera Corp.	4,900	303,295
Kyowa Hakko Kirin Co. Ltd.	3,800	64,704
Kyushu Electric Power Co, Inc.	6,500	69,161
Kyushu Financial Group, Inc.	5,900	36,327
Kyushu Railway Co.	2,300	68,410
Lawson, Inc.	700	46,361
LINE Corp. (a) (b)	800	28,904
Lion Corp.	3,500	64,129
LIXIL Group Corp.	4,200	111,548
M3, Inc.	3,000	85,813
Mabuchi Motor Co. Ltd.	800	40,077
Makita Corp.	3,500	141,511
Marubeni Corp.	25,500	174,287
Marui Group Co. Ltd. (a)	2,800	40,131
Maruichi Steel Tube Ltd.	900	26,206
Mazda Motor Corp.	8,900	136,505
McDonald’s Holdings Co. Japan Ltd.	1,100	48,705
Mebuki Financial Group Inc.	14,200	54,921
Medipal Holdings Corp.	2,400	41,709
MEIJI Holdings Co. Ltd.	1,800	142,728
MINEBEA MITSUMI, Inc.	5,800	90,781
Miraca Holdings, Inc.	800	37,220

The accompanying notes are an integral part of the financial statements.

MM MSCI EAFE International Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
MISUMI Group, Inc.	4,200	$110,990
Mitsubishi Chemical Holding Corp.	21,900	208,895
Mitsubishi Corp.	22,900	532,601
Mitsubishi Electric Corp.	29,500	461,458
Mitsubishi Estate Co. Ltd.	18,800	327,140
Mitsubishi Gas Chemical Co., Inc.	2,900	68,029
Mitsubishi Heavy Industries Ltd.	5,000	197,763
Mitsubishi Materials Corp.	1,800	62,249
Mitsubishi Motors Corp.	9,500	75,262
Mitsubishi Tanabe Pharma Corp.	3,400	78,155
Mitsubishi UFJ Financial Group, Inc.	182,700	1,187,148
Mitsubishi UFJ Lease & Finance Co. Ltd.	7,600	40,305
Mitsui & Co. Ltd.	26,400	390,492
Mitsui Chemicals, Inc.	3,000	91,229
Mitsui Fudosan Co. Ltd.	13,400	290,834
Mitsui OSK Lines Ltd.	1,700	51,556
Mixi, Inc.	600	29,016
Mizuho Financial Group, Inc.	364,400	639,002
MS&AD Insurance Group Holdings, Inc.	7,200	232,376
Murata Manufacturing Co. Ltd.	2,900	428,747
Nabtesco Corp.	1,600	59,518
Nagoya Railroad Co. Ltd. (a)	2,800	60,408
NEC Corp.	4,000	108,481
Nexon Co. Ltd. (b)	3,000	78,334
NGK Insulators Ltd.	4,000	75,019
NGK Spark Plug Co. Ltd.	2,500	53,295
NH Foods Ltd.	3,000	82,540
Nidec Corp.	3,600	443,046
Nikon Corp.	5,200	90,234
Nintendo Co. Ltd.	1,700	630,088
Nippon Building Fund, Inc.	21	104,701
Nippon Electric Glass Co. Ltd.	1,400	54,211
Nippon Express Co. Ltd.	1,200	78,236
Nippon Paint Holdings Co. Ltd.	2,500	85,028
Nippon Prologis REIT, Inc.	27	56,904
Nippon Steel & Sumitomo Metal Corp.	11,500	264,305
Nippon Telegraph & Telephone Corp.	10,500	481,543
Nippon Yusen KK (b)	2,300	47,850
Nissan Chemical Industries Ltd.	1,800	63,395
Nissan Motor Co. Ltd.	34,900	345,814
Nisshin Seifun Group, Inc.	3,300	55,312
Nissin Foods Holdings Co. Ltd.	1,000	60,732
Nitori Holdings Co. Ltd.	1,200	171,656
Nitto Denko Corp.	2,500	208,712
NOK Corp.	1,600	35,983
Nomura Holdings, Inc.	54,700	306,490
Nomura Real Estate Holdings, Inc.	2,100	44,890
Nomura Real Estate Master Fund, Inc.	54	70,271
Nomura Research Institute Ltd.	2,000	78,055
NSK Ltd.	6,100	82,383
NTT Data Corp.	9,900	105,967

	Number of Shares	Value
NTT DOCOMO, Inc.	20,800	$475,428
Obayashi Corp.	10,200	122,367
Obic Co. Ltd.	900	56,680
Odakyu Electric Railway Co. Ltd.	4,600	87,341
Oji Holdings Corp.	14,000	75,592
Olympus Corp.	4,500	152,454
Omron Corp.	3,000	152,804
Ono Pharmaceutical Co. Ltd. (a)	6,000	136,318
Oracle Corp.	600	47,175
Oriental Land Co. Ltd.	3,300	251,516
ORIX Corp.	19,900	321,240
Osaka Gas Co. Ltd.	5,800	107,877
Otsuka Corp.	900	57,833
Otsuka Holdings Co. Ltd.	5,900	234,491
Panasonic Corp.	33,700	488,601
Park24 Co. Ltd. (a)	1,800	43,908
Pola Orbis Holdings, Inc.	1,600	48,371
Rakuten, Inc.	14,300	156,059
Recruit Holdings Co. Ltd.	16,700	361,792
Renesas Electronics Corp. (b)	7,900	86,197
Resona Holdings, Inc.	34,000	174,721
Ricoh Co. Ltd.	10,200	99,264
Rinnai Corp.	500	42,891
Rohm Co. Ltd.	1,400	120,315
Ryohin Keikaku Co. Ltd.	400	117,887
Sankyo Co. Ltd. (a)	800	25,540
Santen Pharmaceutical Co. Ltd.	5,700	89,881
SBI Holdings, Inc.	3,042	45,849
Secom Co. Ltd.	3,200	233,413
Sega Sammy Holdings, Inc.	2,400	33,542
Seibu Holdings, Inc.	2,900	49,573
Seiko Epson Corp.	4,300	104,139
Sekisui Chemical Co. Ltd.	6,300	124,070
Sekisui House Ltd.	8,900	150,098
Seven & i Holdings Co. Ltd.	11,400	440,317
Seven Bank Ltd. (a)	8,200	29,600
Sharp Corp. (a) (b)	2,300	69,473
Shimadzu Corp.	4,000	79,110
Shimamura Co. Ltd.	300	36,051
Shimano, Inc.	1,100	146,733
Shimizu Corp.	8,000	88,756
Shin-Etsu Chemical Co. Ltd.	5,900	528,017
Shinsei Bank Ltd.	2,500	40,060
Shionogi & Co. Ltd.	4,500	246,175
Shiseido Co. Ltd.	5,800	232,848
The Shizuoka Bank Ltd.	8,000	71,991
Showa Shell Sekiyu KK	2,500	28,833
SMC Corp.	900	317,619
SoftBank Group Corp.	12,600	1,018,460
Sohgo Security Services Co. Ltd.	1,000	45,931
Sompo Holdings, Inc.	5,300	206,669
Sony Corp.	19,400	722,098
Sony Financial Holdings, Inc.	2,400	39,393

The accompanying notes are an integral part of the financial statements.

MM MSCI EAFE International Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Stanley Electric Co. Ltd.	2,300	$78,892
Start Today Co. Ltd.	3,000	95,176
Subaru Corp.	9,300	335,725
Sumitomo Chemical Co. Ltd.	23,000	143,829
Sumitomo Corp.	18,000	259,135
Sumitomo Dainippon Pharma Co. Ltd. (a)	2,800	36,457
Sumitomo Electric Industries Ltd.	11,500	188,052
Sumitomo Heavy Industries Ltd.	1,800	72,257
Sumitomo Metal Mining Co. Ltd.	3,500	112,522
Sumitomo Mitsui Financial Group, Inc.	20,600	792,433
Sumitomo Mitsui Trust Holdings, Inc.	5,100	184,289
Sumitomo Realty & Development Co. Ltd.	5,000	151,449
Sumitomo Rubber Industries Ltd.	2,900	53,201
Sundrug Co. Ltd.	1,000	41,407
Suntory Beverage & Food Ltd.	2,000	89,140
Suruga Bank Ltd.	2,500	53,987
Suzuken Co. Ltd.	1,000	35,647
Suzuki Motor Corp.	5,200	273,004
Sysmex Corp.	2,300	146,821
T&D Holdings, Inc.	7,900	114,749
Taiheiyo Cement Corp.	1,800	69,584
Taisei Corp.	3,200	167,910
Taisho Pharmaceutical Holdings Co. Ltd.	500	37,962
Taiyo Nippon Sanso Corp.	2,100	24,889
Takashimaya Co. Ltd.	5,000	46,872
Takeda Pharmaceutical Co. Ltd.	10,800	598,134
TDK Corp.	1,900	129,708
Teijin Ltd.	3,100	61,150
Terumo Corp.	5,000	196,785
THK Co. Ltd.	1,700	58,208
Tobu Railway Co. Ltd.	2,800	76,939
Toho Co. Ltd.	1,600	55,920
Toho Gas Co. Ltd.	1,200	35,153
Tohoku Electric Power Co., Inc.	7,100	90,352
Tokio Marine Holdings, Inc.	10,400	407,371
Tokyo Electric Power Co. Holdings, Inc. (b)	22,300	90,049
Tokyo Electron Ltd.	2,400	369,983
Tokyo Gas Co. Ltd.	6,000	147,129
Tokyo Tatemono Co. Ltd.	2,900	37,113
Tokyu Corp.	8,200	116,166
Tokyu Fudosan Holdings Corp.	7,200	43,489
Toppan Printing Co. Ltd.	8,000	79,408
Toray Industries, Inc.	22,400	217,358
Toshiba Corp. (b)	62,000	173,644
Tosoh Corp.	4,500	101,419
TOTO Ltd.	2,100	88,549
Toyo Seikan Group Holdings Ltd.	2,800	46,829
Toyo Suisan Kaisha Ltd.	1,500	55,131
Toyoda Gosei Co. Ltd.	1,100	26,024

	Number of Shares	Value
Toyota Industries Corp.	2,400	$138,088
Toyota Motor Corp.	39,900	2,382,006
Toyota Tsusho Corp.	3,300	108,508
Trend Micro, Inc.	1,700	83,737
Tsuruha Holdings, Inc.	600	71,735
Unicharm Corp.	6,200	142,308
United Urban Investment Corp.	43	63,041
USS Co. Ltd.	3,200	64,584
West Japan Railway Co.	2,500	173,887
Yahoo! Japan Corp. (a)	22,200	105,379
Yakult Honsha Co. Ltd. (a)	1,300	93,558
Yamada Denki Co. Ltd. (a)	9,000	49,189
Yamaguchi Financial Group, Inc.	3,000	35,128
Yamaha Corp.	2,400	88,553
Yamaha Motor Co. Ltd.	4,400	131,923
Yamato Holdings Co. Ltd. (a)	5,500	111,123
Yamazaki Baking Co. Ltd.	1,800	32,569
Yaskawa Electric Corp.	3,900	124,189
Yokogawa Electric Corp.	3,200	54,571
The Yokohama Rubber Co. Ltd.	1,800	37,158

		50,749,902

Luxembourg — 0.3%
ArcelorMittal (b)	10,071	259,997
Eurofins Scientific SE	168	106,170
Millicom International Cellular SA	935	61,800
RTL Group (b)	652	49,369
SES SA	5,776	126,296
Tenaris SA	7,328	103,866

		707,498

Mauritius — 0.0%
Golden Agri-Resources Ltd.	117,500	32,494

Netherlands — 4.4%
ABN AMRO Group NV (c)	6,452	193,269
Aegon NV	27,048	157,582
AerCap Holdings NV (b)	2,200	112,442
Airbus SE	8,838	841,224
Akzo Nobel NV	3,798	350,724
Altice NV Class A (b)	7,484	150,098
Altice NV Class B (b)	1,476	29,526
ASML Holding NV	5,670	967,252
Boskalis Westminster	1,275	44,596
CNH Industrial NV	15,866	190,539
EXOR NV	1,676	106,273
Ferrari NV	342	37,852
Ferrari NV (a)	1,554	171,686
Fiat Chrysler Automobiles NV (b)	5,328	95,465
Fiat Chrysler Automobiles NV (b)	11,145	199,607
Gemalto NV	216	9,649
Gemalto NV	999	44,637
Heineken Holding NV	1,757	165,240
Heineken NV	3,953	391,253
ING Groep NV	59,082	1,089,639

The accompanying notes are an integral part of the financial statements.

MM MSCI EAFE International Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Koninklijke Ahold Delhaize NV	19,796	$370,315
Koninklijke DSM NV	2,787	228,266
Koninklijke KPN NV	52,370	179,867
Koninklijke Philips NV	14,161	585,717
Koninklijke Vopak NV	988	43,396
NN Group NV	4,900	205,368
NXP Semiconductor NV (b)	5,241	592,705
QIAGEN NV	3,453	108,731
Randstad Holding NV	1,905	117,973
RELX NV	14,568	310,244
STMicroelectronics NV	9,866	191,368
Unilever NV	24,932	1,476,147
Wolters Kluwer NV	4,618	213,402

		9,972,052

New Zealand — 0.2%
Auckland International Airport Ltd.	14,236	66,256
Contact Energy Ltd.	12,088	48,056
Fletcher Building Ltd.	9,839	56,838
Mercury NZ Ltd.	11,142	27,286
Meridian Energy Ltd.	21,687	44,565
Ryman Healthcare Ltd.	6,396	42,864
Spark New Zealand Ltd.	27,499	72,592

		358,457

Norway — 0.7%
DNB ASA	14,746	297,163
Gjensidige Forsikring ASA	2,815	49,034
Marine Harvest ASA	6,591	130,516
Norsk Hydro ASA	20,921	152,129
Orkla ASA	12,630	129,679
Schibsted ASA Class A	1,212	31,228
Schibsted ASA Class B	1,439	33,971
Statoil ASA	17,479	350,641
Telenor ASA	11,405	241,687
Yara International ASA	2,734	122,722

		1,538,770

Papua New Guinea — 0.1%
Oil Search Ltd.	21,436	118,198

Portugal — 0.2%
Banco Espirito Santo SA (b) (d) (e)	39,664	-
EDP - Energias de Portugal SA	36,940	139,067
Galp Energia SGPS SA	7,832	138,901
Jeronimo Martins SGPS SA (a)	3,797	74,900

		352,868

Singapore — 1.2%
Ascendas Real Estate Investment Trust	35,400	69,536
CapitaLand Commercial Trust	35,200	42,935
CapitaLand Ltd.	39,800	105,269
CapitaLand Mall Trust	34,700	51,210
City Developments Ltd.	5,800	48,574
ComfortDelGro Corp. Ltd.	30,500	46,909
DBS Group Holdings, Ltd.	27,163	417,954

	Number of Shares	Value
Genting Singapore PLC	91,000	$78,658
Global Logistic Properties Ltd.	40,000	97,318
Hutchison Port Holdings Trust	87,800	37,755
Jardine Cycle & Carriage Ltd.	1,377	39,980
Keppel Corp. Ltd.	22,800	109,287
Oversea-Chinese Banking Corp. Ltd.	48,583	400,533
SATS Ltd.	11,500	39,155
Sembcorp Industries Ltd.	16,500	36,069
Singapore Airlines Ltd.	8,200	60,784
Singapore Exchange Ltd.	11,900	64,918
Singapore Press Holdings Ltd. (a)	22,400	44,922
Singapore Technologies Engineering Ltd.	23,000	58,463
Singapore Telecommunications Ltd.	122,600	332,658
StarHub Ltd.	11,100	21,306
Suntec Real Estate Investment Trust	40,500	55,784
United Overseas Bank Ltd.	19,793	343,009
UOL Group Ltd.	6,769	40,574
Wilmar International Ltd.	25,200	59,294
Yangzijiang Shipbuilding Holdings Ltd.	33,500	35,361

		2,738,215

Spain — 3.3%
Abertis Infraestructuras SA	10,565	213,525
ACS Actividades de Construccion y Servicios SA	3,751	139,011
Aena SME SA (c)	1,034	186,912
Amadeus IT Group SA	6,630	431,538
Banco Bilbao Vizcaya Argentaria SA	101,917	908,309
Banco de Sabadell SA	81,887	171,172
Banco Santander SA	244,180	1,704,800
Bankia SA	15,498	74,752
Bankinter SA	10,311	97,543
CaixaBank SA	54,399	273,115
Distribuidora Internacional de Alimentacion SA	9,020	52,647
Enagas SA	3,508	98,783
Endesa SA	4,947	111,530
Ferrovial SA	7,474	164,691
Gas Natural SDG SA	5,550	122,959
Grifols SA	4,374	127,433
Iberdrola SA	87,915	682,886
Industria de Diseno Textil SA	16,546	623,545
International Consolidated Airlines Group SA	9,608	76,550
Mapfre SA	15,463	50,333
Red Electrica Corp. SA	6,713	141,070
Repsol SA	18,545	342,136
Siemens Gamesa Renewable Energy SA	3,405	44,450
Telefonica SA	69,173	752,452

		7,592,142

The accompanying notes are an integral part of the financial statements.

MM MSCI EAFE International Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Sweden — 2.8%
Alfa Laval AB	4,516	$110,415
Assa Abloy AB Class B	15,215	348,157
Atlas Copco AB Class A	10,141	430,070
Atlas Copco AB Class B	6,036	234,753
Boliden AB	4,247	143,949
Electrolux AB Series B (a)	3,765	128,023
Essity AB Class B (b)	9,212	250,857
Getinge AB Class B (b) (e)	405	7,593
Getinge AB Class B	2,839	53,317
Hennes & Mauritz AB Class B	14,252	369,763
Hexagon AB Class B	3,985	197,996
Husqvarna AB Class B	5,913	60,884
ICA Gruppen AB	1,365	51,315
Industrivarden AB Class C	2,326	58,972
Investor AB Class B	6,857	339,496
Kinnevik AB Class B	3,566	116,505
L E Lundbergforetagen AB Class B	529	42,308
Lundin Petroleum AB (b)	2,640	57,808
Nordea Bank AB	46,340	629,464
Sandvik AB	17,089	295,169
Securitas AB Class B	4,805	80,577
Skandinaviska Enskilda Banken AB Class A	23,048	304,225
Skanska AB Class B	5,321	123,293
SKF AB Class B	5,947	129,970
Svenska Handelsbanken AB Class A	23,043	348,301
Swedbank AB Class A	13,668	377,980
Swedish Match AB	2,708	95,066
Tele2 AB	5,112	58,550
Telefonaktiebolaget LM Ericsson Class B	46,670	269,292
Telia Co AB	39,834	187,815
Volvo AB Class B	24,008	462,854

		6,364,737

Switzerland — 8.0%
ABB Ltd. Registered	30,210	746,898
Adecco Group AG Registered	2,496	194,388
Baloise Holding AG Registered	774	122,610
Barry Callebaut AG Registered	36	55,175
Chocoladefabriken Lindt & Spruengli AG	15	85,529
Chocoladefabriken Lindt & Spruengli AG Registered	2	138,689
Cie Financiere Richemont SA Registered	7,911	723,015
Coca-Cola HBC AG	2,932	99,306
Credit Suisse Group AG Registered	37,332	591,013
Dufry AG Registered (b)	530	84,279
EMS-Chemie Holding AG Registered	117	77,889
Geberit AG Registered	561	265,397
Givaudan SA Registered	140	304,624

	Number of Shares	Value
Julius Baer Group Ltd.	3,426	$203,065
Kuehne & Nagel International AG Registered	835	154,610
LafargeHolcim Ltd. Registered	2,485	145,464
LafargeHolcim Ltd. Registered	4,505	263,358
Lonza Group AG Registered	1,126	295,355
Nestle SA Registered	47,525	3,980,284
Novartis AG Registered	33,921	2,910,806
Pargesa Holding SA	565	47,017
Partners Group Holding AG	267	181,401
Roche Holding AG	10,735	2,740,448
Schindler Holding AG	632	139,605
Schindler Holding AG Registered	286	61,584
SGS SA Registered	84	201,512
Sika AG	32	238,098
Sonova Holding AG Registered	815	138,282
Straumann Holding AG	152	97,785
The Swatch Group AG	472	196,338
The Swatch Group AG Registered	793	63,248
Swiss Life Holding AG Registered	493	173,661
Swiss Prime Site AG Registered	1,085	97,545
Swiss Re AG	4,958	449,145
Swisscom AG Registered	396	202,940
UBS Group AG Registered	55,730	952,488
Vifor Pharma AG	698	82,503
Zurich Insurance Group AG	2,324	709,742

		18,215,096

United Kingdom — 17.2%
3i Group PLC	15,046	184,102
Admiral Group PLC	2,904	70,757
Anglo American PLC	20,079	360,474
Antofagasta PLC	5,883	74,835
Ashtead Group PLC	7,742	186,877
Associated British Foods PLC	5,474	234,398
AstraZeneca PLC	19,253	1,283,523
Auto Trader Group PLC (c)	15,110	79,481
Aviva PLC	61,416	423,871
Babcock International Group PLC	3,489	38,692
BAE Systems PLC	48,124	407,277
Barclays PLC	258,770	671,508
Barratt Developments PLC	15,830	130,361
The Berkeley Group Holdings PLC	2,044	101,813
BHP Billiton PLC	32,114	565,802
BP PLC	300,963	1,924,253
British American Tobacco PLC	35,159	2,198,167
The British Land Co. PLC	15,569	125,675
BT Group PLC	129,392	492,283
Bunzl PLC	5,221	158,718
Burberry Group PLC	6,808	160,823
Capita PLC	9,751	73,832
Carnival PLC	2,926	186,190
Centrica PLC	83,747	209,876

The accompanying notes are an integral part of the financial statements.

MM MSCI EAFE International Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Cobham PLC	34,763	$67,876
Coca-Cola European Partners PLC	3,369	141,310
Compass Group PLC	23,841	506,164
ConvaTec Group PLC (c)	22,019	80,840
Croda International PLC	1,886	95,869
Diageo PLC	38,554	1,267,442
Direct Line Insurance Group PLC	21,472	104,634
Dixons Carphone PLC	14,724	38,204
easyJet PLC	2,223	36,292
Experian PLC	14,309	287,464
Ferguson PLC	3,855	252,951
Fresnillo PLC	3,206	60,358
G4S PLC	24,142	90,045
GKN PLC	25,102	116,521
GlaxoSmithKline PLC	75,270	1,501,533
Glencore PLC	185,535	850,529
Hammerson PLC	12,374	89,053
Hargreaves Lansdown PLC	3,964	78,627
Hikma Pharmaceuticals PLC (a)	1,989	32,303
HSBC Holdings PLC	306,282	3,023,458
IMI PLC	3,861	64,388
Imperial Brands PLC	14,563	621,439
Inmarsat PLC	6,821	58,825
InterContinental Hotels Group PLC	2,812	148,391
Intertek Group PLC	2,501	167,112
Intu Properties PLC	13,668	42,220
Investec PLC	10,027	73,294
ITV PLC	57,083	133,646
J Sainsbury PLC	25,337	80,780
Johnson Matthey PLC	3,074	140,991
Kingfisher PLC	34,878	139,530
Land Securities Group PLC	11,455	149,401
Legal & General Group PLC	91,106	317,323
Lloyds Banking Group PLC	1,092,315	991,467
London Stock Exchange Group PLC	4,847	248,999
Marks & Spencer Group PLC	25,807	122,219
Mediclinic International PLC (a)	5,334	46,494
Meggitt PLC	11,224	78,369
Merlin Entertainments PLC (c)	10,676	63,772
Micro Focus International PLC	6,693	214,111
Mondi PLC	5,403	145,286
National Grid PLC	52,145	645,586
Next PLC	2,139	150,783
Old Mutual PLC	76,133	198,355
Pearson PLC	13,045	106,985
Persimmon PLC	4,812	166,497
Provident Financial PLC (a)	2,298	25,613
Prudential PLC	39,359	942,433
Randgold Resources Ltd.	1,459	142,447
Reckitt Benckiser Group PLC	10,127	925,352
RELX PLC	16,370	359,136
Rio Tinto PLC	18,765	873,498
Rolls-Royce Holdings PLC	25,145	298,921

	Number of Shares	Value
Royal Bank of Scotland Group PLC (b)	55,276	$198,771
Royal Dutch Shell PLC Class A	68,284	2,057,737
Royal Dutch Shell PLC Class B	57,308	1,762,327
Royal Mail PLC	12,962	66,735
RSA Insurance Group PLC	16,204	135,287
The Sage Group PLC	16,794	157,307
Schroders PLC	1,774	79,832
Segro PLC	15,661	112,588
Severn Trent PLC	3,711	108,072
Shire PLC	13,796	702,822
Sky PLC	16,006	196,371
Smith & Nephew PLC	13,468	243,524
Smiths Group PLC	6,210	131,395
SSE PLC	15,594	291,845
St. James’s Place PLC	7,711	118,543
Standard Chartered PLC (b)	50,683	503,749
Standard Life Aberdeen PLC	40,825	237,213
Tate & Lyle PLC	6,603	57,385
Taylor Wimpey PLC	47,632	124,786
Tesco PLC (b)	123,893	310,736
Travis Perkins PLC	3,825	74,224
Unilever PLC	19,482	1,127,657
United Utilities Group PLC	10,698	122,509
Vodafone Group PLC	404,008	1,131,655
The Weir Group PLC	3,356	88,383
Whitbread PLC	2,904	146,567
Wm Morrison Supermarkets PLC	34,908	109,519
Worldpay Group PLC (c)	30,880	168,418
WPP PLC	19,238	357,089

		38,871,770

TOTAL COMMON STOCK (Cost $192,681,966)		218,660,659

PREFERRED STOCK — 0.5%
Germany — 0.5%
Bayerische Motoren Werke AG 4.630%	788	70,205
Fuchs Petrolub SE 1.770%	972	57,544
Henkel AG & Co. KGaA 1.360%	2,756	375,160
Porsche Automobil Holding SE 1.720%	2,380	152,171
Schaeffler AG 3.630%	2,305	37,186
Volkswagen AG 1.420%	2,852	465,168

		1,157,434

TOTAL PREFERRED STOCK (Cost $978,860)		1,157,434

TOTAL EQUITIES (Cost $193,660,826)		219,818,093

The accompanying notes are an integral part of the financial statements.

MM MSCI EAFE International Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
MUTUAL FUNDS — 1.0%
United States — 1.0%
State Street Navigator Securities Lending Prime Portfolio (f)	2,228,353	$2,228,353

TOTAL MUTUAL FUNDS (Cost $2,228,353)		2,228,353

RIGHTS — 0.0%
Singapore — 0.0%
CapitaLand Commercial Trust, Expires 10/19/17 (b) (d) (e)	5,843	2,197

TOTAL RIGHTS (Cost $0)		2,197

TOTAL LONG-TERM INVESTMENTS (Cost $195,889,179)		222,048,643

	Principal Amount
SHORT-TERM INVESTMENTS — 1.4%
Repurchase Agreement — 1.4%
State Street Bank & Trust Co. Repurchase Agreement, dated 9/29/17, 0.050%, due 10/02/17 (g)	$3,108,189	3,108,189

Time Deposit — 0.0%
Euro Time Deposit 0.120% 10/02/17	219	219

TOTAL SHORT-TERM INVESTMENTS (Cost $3,108,408)		3,108,408

TOTAL INVESTMENTS — 99.5% (Cost $198,997,587) (h)		225,157,051

Other Assets/(Liabilities) — 0.5%		1,131,688

NET ASSETS — 100.0%		$226,288,739

Abbreviation Legend

ADR	American Depositary Receipt

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2017, was $2,123,770 or 0.94% of net assets. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).
(b)	Non-income producing security.
(c)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2017, these securities amounted to a value of $1,478,898 or 0.65% of net assets.
(d)	Investment was valued using significant unobservable inputs.
(e)	This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At September 30, 2017, these securities amounted to a value of $9,790 or 0.00% of net assets.
(f)	Represents investment of security lending collateral. (Note 2).
(g)	Maturity value of $3,108,202. Collateralized by U.S. Government Agency obligations with a rate of 2.000%, maturity date of 8/31/21, and an aggregate market value, including accrued interest, of $3,173,234.
(h)	See Note 6 for aggregate cost for federal tax purposes.

Sector weightings, as a percentage of net assets, is as follows:

Financial	24.0%
Consumer, Non-cyclical	22.1%
Industrial	13.1%
Consumer, Cyclical	12.9%
Basic Materials	6.4%
Communications	6.1%
Energy	4.8%
Technology	3.5%
Utilities	3.4%
Mutual Funds	1.0%
Diversified	0.8%

Total Long-Term Investments	98.1%
Short-Term Investments and Other Assets and Liabilities	1.9%

Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.

MM MSCI EAFE International Index Fund – Portfolio of Investments (Continued)

The Fund had the following open Forward contracts at September 30, 2017:

Forward Contracts

		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
Contracts to Buy
AUD	348,050	BNP Paribas SA*	12/20/17	$277,761	$(4,997)
EUR	1,272,285	BNP Paribas SA*	12/20/17	1,529,192	(18,935)

				1,806,953	(23,932)

JPY	90,250,091	Citibank N.A.*	12/20/17	818,909	(13,811)
SGD	9,766	Citibank N.A.*	12/20/17	7,242	(36)

				826,151	(13,847)

SEK	1,126,050	Goldman Sachs & Co.*	12/20/17	142,295	(3,407)

GBP	559,679	Morgan Stanley & Co. LLC*	12/20/17	760,577	(8,809)

				$3,535,976	$(49,995)

Contracts to Deliver
ILS	119,805	Citibank N.A.*	12/20/17	$34,026	$37

DKK	33,217	Goldman Sachs & Co.*	12/20/17	5,366	67
NOK	504,037	Goldman Sachs & Co.*	12/20/17	64,754	1,356

				70,120	1,423

HKD	1,838,085	Morgan Stanley & Co. LLC*	12/20/17	235,895	135

CHF	70,031	Societe Generale*	12/20/17	73,432	729

				$413,473	$2,324

*	Contracts are subject to a Master Netting Agreement.

The Fund had the following open Futures contracts at September 30, 2017:

Futures

	Expiration Date	Number of Contracts	Notional Amount	Value/Net Unrealized Appreciation/ (Depreciation)
Futures Contracts — Long
Hang Seng Index	10/30/17	1	$176,344	$(215)
Topix Index	12/07/17	12	1,713,116	73,127
Euro Stoxx 50 Index	12/15/17	64	2,631,846	73,118
FTSE 100 Index	12/15/17	13	1,280,750	(3,957)
ASX SPI 200 Index	12/21/17	5	558,599	(2,852)

				$139,221

Currency Legend

AUD	Australian Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
ILS	Israeli Shekel
JPY	Japanese Yen
NOK	Norwegian Krone
SEK	Swedish Krona
SGD	Singapore Dollar

The accompanying notes are an integral part of the financial statements.

MassMutual Select Overseas Fund – Portfolio of Investments

September 30, 2017

	Number of Shares	Value
EQUITIES — 99.3%

COMMON STOCK — 99.3%
Australia — 1.7%
AMP Ltd.	838,457	$3,188,311
Australia & New Zealand Banking Group Ltd.	96,459	2,248,566
Goodman Group	146,111	948,515
Orica Ltd.	261,232	4,066,917

		10,452,309

Austria — 0.2%
Erste Group Bank AG	32,033	1,387,952

Belgium — 1.0%
Anheuser-Busch InBev SA/NV	12,000	1,434,319
KBC Group NV	58,215	4,934,380

		6,368,699

Bermuda — 0.0%
Global Brands Group Holding Ltd. (a)	1,149,600	110,399

Brazil — 0.6%
Ambev SA ADR	514,256	3,388,947

Canada — 2.4%
Canadian National Railway Co.	73,793	6,113,750
Loblaw Cos. Ltd.	28,402	1,550,131
Suncor Energy, Inc.	173,369	6,076,078
TransCanada Corp. (b)	27,686	1,368,380

		15,108,339

Cayman Islands — 1.6%
Alibaba Group Holding Ltd. Sponsored ADR (a)	22,981	3,969,049
Baidu, Inc. Sponsored ADR (a)	23,447	5,807,587
Melco Resorts & Entertainment Ltd. ADR	10,800	260,496

		10,037,132

Denmark — 1.4%
Carlsberg A/S Class B	22,231	2,435,319
Novo Nordisk A/S Class B	124,126	5,959,086

		8,394,405

Finland — 0.2%
Outokumpu OYJ	120,362	1,250,444

France — 14.8%
Air Liquide SA	77,096	10,275,012
AXA SA	71,031	2,148,871
BNP Paribas SA	111,373	8,987,059
Bureau Veritas SA	113,300	2,924,237
Danone SA	90,891	7,131,463
Dassault Systemes SE	27,574	2,787,954
Engie SA	258,930	4,394,921

	Number of Shares	Value
Hermes International	1,240	$625,180
Kering	2,735	1,088,721
L’Oreal SA	16,467	3,498,837
Legrand SA	43,523	3,142,439
LVMH Moet Hennessy Louis Vuitton SE	28,562	7,874,433
Pernod Ricard SA	73,421	10,151,936
Publicis Groupe SA	57,572	4,019,226
Renault SA	13,594	1,335,618
Safran SA	29,960	3,060,983
Sanofi	18,430	1,832,018
Schneider Electric SE	116,708	10,158,248
Total SA	57,440	3,089,317
Valeo SA	39,880	2,963,597

		91,490,070

Germany — 12.0%
Allianz SE Registered	29,075	6,527,787
Bayer AG Registered	101,104	13,777,826
Bayerische Motoren Werke AG	72,075	7,311,469
Beiersdorf AG	67,377	7,249,389
Brenntag AG	13,812	769,690
Continental AG	18,235	4,628,324
Daimler AG Registered	127,286	10,150,144
Deutsche Boerse AG	8,986	974,019
HeidelbergCement AG	4,084	419,794
Infineon Technologies AG	26,861	675,259
Linde AG	8,924	1,861,067
Merck KGaA	33,261	3,701,490
MTU Aero Engines AG	14,578	2,325,154
ProSiebenSat.1 Media SE	72,666	2,476,368
SAP SE	81,401	8,917,508
Siemens AG	15,374	2,165,962

		73,931,250

Hong Kong — 1.6%
AIA Group Ltd.	1,198,000	8,884,726
CNOOC Ltd.	661,000	855,222

		9,739,948

India — 2.3%
Axis Bank Ltd.	330,200	2,584,499
Housing Development Finance Corp. Ltd.	162,782	4,316,056
Infosys Ltd. Sponsored ADR	114,900	1,676,391
Tata Consultancy Services Ltd.	152,866	5,707,375

		14,284,321

Indonesia — 0.6%
Bank Mandiri Persero Tbk PT	7,065,700	3,535,014

Ireland — 0.7%
Ryanair Holdings PLC Sponsored ADR (a)	7,334	773,150

The accompanying notes are an integral part of the financial statements.

MassMutual Select Overseas Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Willis Towers Watson PLC	24,142	$3,723,421

		4,496,571

Israel — 0.9%
Check Point Software Technologies Ltd. (a)	39,121	4,460,577
Teva Pharmaceutical Industries Ltd. Sponsored ADR	46,224	813,542

		5,274,119

Italy — 2.0%
Enel SpA	289,995	1,746,287
Eni SpA	201,085	3,331,290
Intesa Sanpaolo SpA	1,766,650	6,247,309
Luxottica Group SpA	10,880	608,907
Telecom Italia SpA (a)	780,294	731,797

		12,665,590

Japan — 12.4%
Bridgestone Corp.	30,700	1,394,145
Daikin Industries Ltd.	49,800	5,048,260
Daiwa Securities Group, Inc.	183,800	1,042,161
Denso Corp.	109,900	5,565,814
DMG Mori Co. Ltd.	39,700	713,161
FANUC Corp.	19,200	3,892,973
Honda Motor Co. Ltd.	59,200	1,754,990
Hoya Corp.	183,800	9,969,048
Japan Airlines Co. Ltd.	26,800	907,168
Japan Tobacco, Inc.	155,100	5,084,461
Kao Corp.	47,600	2,806,638
Komatsu Ltd.	20,900	595,292
Kubota Corp.	195,900	3,568,032
Kyocera Corp.	72,400	4,481,341
Mabuchi Motor Co. Ltd.	20,500	1,026,961
Mitsubishi Corp.	52,000	1,209,399
Mitsubishi UFJ Financial Group, Inc.	372,500	2,420,430
Mitsui Fudosan Co. Ltd.	32,300	701,039
NGK Spark Plug Co. Ltd.	48,100	1,025,393
Nippon Telegraph & Telephone Corp.	35,600	1,632,661
Olympus Corp.	56,000	1,897,202
Omron Corp.	3,000	152,804
Otsuka Corp.	16,000	1,028,148
Renesas Electronics Corp. (a)	57,000	621,929
Shin-Etsu Chemical Co. Ltd.	17,100	1,530,355
Sumitomo Electric Industries Ltd.	39,400	644,282
Sumitomo Mitsui Financial Group, Inc.	20,200	777,046
Sumitomo Mitsui Trust Holdings, Inc.	25,800	932,288
Terumo Corp.	164,800	6,486,040
Toyota Motor Corp.	118,400	7,068,410
Yamato Holdings Co. Ltd. (b)	32,400	654,617

		76,632,488

	Number of Shares	Value
Luxembourg — 0.2%
ArcelorMittal (a)	44,660	$1,152,963

Mexico — 0.5%
Grupo Televisa SAB Sponsored ADR	125,900	3,105,953

Netherlands — 6.5%
Airbus SE	12,829	1,221,097
Akzo Nobel NV	69,880	6,453,018
ASML Holding NV	12,285	2,095,713
ASR Nederland NV	5,211	208,490
CNH Industrial NV	458,900	5,511,066
EXOR NV	57,200	3,626,992
Heineken NV	3,082	305,045
ING Groep NV	477,051	8,798,169
Koninklijke Philips NV	35,435	1,465,637
NN Group NV	27,169	1,138,702
QIAGEN NV	34,559	1,088,222
Randstad Holding NV	72,356	4,480,869
RELX NV	187,775	3,998,910

		40,391,930

Norway — 0.1%
Norsk Hydro ASA	117,549	854,767

Republic of Korea — 0.2%
Samsung Electronics Co. Ltd.	630	1,416,056

Singapore — 1.3%
DBS Group Holdings, Ltd.	440,200	6,773,310
Singapore Telecommunications Ltd.	294,900	800,169
Singapore Telecommunications Ltd.	230,600	624,983

		8,198,462

Spain — 1.3%
Amadeus IT Group SA	83,217	5,416,491
Banco Santander SA	42,887	299,426
Bankia SA	230,761	1,113,039
Iberdrola SA	172,250	1,337,963

		8,166,919

Sweden — 2.5%
Atlas Copco AB Class B	5,300	206,129
Hennes & Mauritz AB Class B	381,490	9,897,631
SKF AB Class B	126,600	2,766,798
Svenska Handelsbanken AB Class A	62,196	940,107
Volvo AB Class B	70,200	1,353,396

		15,164,061

Switzerland — 11.4%
Cie Financiere Richemont SA Registered	33,090	3,024,213
Credit Suisse Group AG Registered	616,509	9,760,123
Julius Baer Group Ltd.	45,285	2,684,116
Kuehne & Nagel International AG Registered	19,896	3,683,979
LafargeHolcim Ltd. Registered	75,765	4,435,045
Nestle SA Registered	164,825	13,804,321

The accompanying notes are an integral part of the financial statements.

MassMutual Select Overseas Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Novartis AG Registered	90,855	$7,796,388
Roche Holding AG	40,354	10,301,635
The Swatch Group AG	4,450	1,851,068
Swiss Re AG	8,710	789,039
UBS Group AG Registered	457,766	7,823,732
Zurich Insurance Group AG	15,896	4,854,585

		70,808,244

Taiwan — 1.1%
Taiwan Semiconductor Manufacturing Co. Ltd. Sponsored ADR	172,516	6,477,976
Taiwan Semiconductor Manufacturing Co. Ltd.	48,000	345,222

		6,823,198

United Kingdom — 16.8%
Ashtead Group PLC	124,300	3,000,365
Barclays PLC	958,104	2,486,280
Barratt Developments PLC	83,561	688,128
Compass Group PLC	371,723	7,891,990
Delphi Automotive PLC	22,283	2,192,647
Diageo PLC	241,842	7,950,424
Experian PLC	241,230	4,846,244
Ferguson PLC	19,855	1,302,814
G4S PLC	294,200	1,097,309
Glencore PLC	1,537,800	7,049,576
HSBC Holdings PLC	100,322	990,327
InterContinental Hotels Group PLC	10,801	569,977
ITV PLC	366,176	857,312
Liberty Global PLC Series A (a)	27,900	946,089
Liberty Global PLC Series C (a)	64,300	2,102,610
Lloyds Banking Group PLC	9,565,800	8,682,641
Meggitt PLC	191,949	1,340,234
Prudential PLC	167,118	4,001,565
Reckitt Benckiser Group PLC	79,697	7,282,295
Rio Tinto PLC	104,707	4,874,043
Rolls-Royce Holdings PLC	262,145	3,116,353
Royal Bank of Scotland Group PLC (a)	931,300	3,348,923
Royal Dutch Shell PLC Class A	126,513	3,812,466
Schroders PLC	75,900	3,415,586
Schroders PLC	300	9,800
Shire PLC	25,734	1,310,990
Smiths Group PLC	155,231	3,284,468
Standard Chartered PLC (a)	141,967	1,411,040
TechnipFMC PLC (a)	27,749	769,443
Vodafone Group PLC	612,648	1,716,071
WPP PLC	612,005	11,359,808

		103,707,818

	Number of Shares	Value
United States — 1.0%
Yum China Holdings, Inc. (a)	149,643	$5,981,231

TOTAL COMMON STOCK (Cost $511,542,675)		614,319,599

TOTAL EQUITIES (Cost $511,542,675)		614,319,599

MUTUAL FUNDS — 0.4%
Diversified Financial Services — 0.4%
State Street Navigator Securities Lending Prime Portfolio (c)	2,018,492	2,018,492

TOTAL MUTUAL FUNDS (Cost $2,018,492)		2,018,492

TOTAL LONG-TERM INVESTMENTS (Cost $513,561,167)		616,338,091

	Principal Amount
SHORT-TERM INVESTMENTS — 1.0%
Repurchase Agreement — 1.0%
State Street Bank & Trust Co. Repurchase Agreement, dated 9/29/17, 0.050%, due 10/02/17 (d)	$6,290,251	6,290,251

Time Deposit — 0.0%
Euro Time Deposit 0.120% 10/02/17	24,269	24,269

TOTAL SHORT-TERM INVESTMENTS (Cost $6,314,520)		6,314,520

TOTAL INVESTMENTS —100.7% (Cost $519,875,687) (e)		622,652,611

Other Assets/(Liabilities) — (0.7)%		(4,032,542)

NET ASSETS — 100.0%		$618,620,069

Abbreviation Legend

ADR American Depositary Receipt

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2017, was $1,921,243 or 0.31% of net assets. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).

The accompanying notes are an integral part of the financial statements.

MassMutual Select Overseas Fund – Portfolio of Investments (Continued)

Notes to Portfolio of Investments (Continued)

(c)	Represents investment of security lending collateral. (Note 2).
(d)	Maturity value of $6,290,278. Collateralized by U.S. Government Agency obligations with rates ranging from 1.500% – 3.125%, maturity dates ranging from 5/15/21 – 1/31/22, and an aggregate market value, including accrued interest, of $6,424,365.
(e)	See Note 6 for aggregate cost for federal tax purposes.

Sector weightings, as a percentage of net assets, is as follows:

Consumer, Non-cyclical	24.2%
Financial	22.6%
Consumer, Cyclical	14.9%
Industrial	14.3%
Technology	6.7%
Communications	6.5%
Basic Materials	5.8%
Energy	3.1%
Utilities	1.2%
Mutual Funds	0.4%

Total Long-Term Investments	99.7%
Short-Term Investments and Other Assets and Liabilities	0.3%

Net Assets	100.0%

The Fund had the following open Forward contracts at September 30, 2017:

Forward Contracts

		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
Contracts to Buy
AUD	1,128,436	Australia & New Zealand Banking Group	10/17/17	$874,684	$10,328
CHF	1,393,880	Australia & New Zealand Banking Group	10/17/17	1,448,911	(8,148)
EUR	855,249	Australia & New Zealand Banking Group	10/17/17	1,011,388	189
GBP	3,382,168	Australia & New Zealand Banking Group	10/17/17	4,392,402	141,799
JPY	651,568,811	Australia & New Zealand Banking Group	10/17/17	5,787,313	6,828

				13,514,698	150,996

JPY	35,539,099	Barclays Bank PLC	10/17/17	316,910	(875)

EUR	9,434,003	Citibank N.A.	10/17/17	10,833,182	325,238
JPY	39,052,047	Citibank N.A.	10/17/17	353,952	(6,678)

				11,187,134	318,560

CHF	185,674	Deutsche Bank AG	10/17/17	193,185	(1,265)
GBP	215,842	Deutsche Bank AG	10/17/17	293,126	(3,764)

				486,311	(5,029)

AUD	246,282	Goldman Sachs & Co.	10/17/17	195,122	(1,967)

EUR	1,458,735	HSBC Bank USA	10/17/17	1,740,239	(14,866)
SGD	478,330	HSBC Bank USA	10/17/17	349,612	3,083

				2,089,851	(11,783)

AUD	5,278,045	Merrill Lynch International	10/17/17	4,173,437	(33,960)
JPY	36,283,364	Merrill Lynch International	10/17/17	329,073	(6,420)

				4,502,510	(40,380)

EUR	751,361	Royal Bank of Canada	10/17/17	865,142	23,559
NOK	2,573,563	Royal Bank of Canada	10/17/17	322,863	368

				1,188,005	23,927

The accompanying notes are an integral part of the financial statements.

MassMutual Select Overseas Fund – Portfolio of Investments (Continued)

		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
Contracts to Buy (Continued)
CHF	1,491,708	Societe Generale	10/17/17	$1,571,370	$(29,489)
HKD	1,768,079	Societe Generale	10/17/17	227,003	(588)

				1,798,373	(30,077)

CAD	512,530	State Street Bank and Trust Co.	10/17/17	402,982	7,826
DKK	3,947,898	State Street Bank and Trust Co.	10/17/17	614,506	13,022
EUR	672,180	State Street Bank and Trust Co.	10/17/17	799,497	(4,450)
GBP	3,009,478	State Street Bank and Trust Co.	10/17/17	3,926,403	108,163
HKD	24,742,664	State Street Bank and Trust Co.	10/17/17	3,176,660	(8,186)
JPY	85,787,327	State Street Bank and Trust Co.	10/17/17	791,295	(28,422)
SEK	18,824,763	State Street Bank and Trust Co.	10/17/17	2,279,523	33,499

				11,990,866	121,452

EUR	752,764	Toronto Dominion Bank	10/17/17	881,435	8,925
NOK	2,295,448	Toronto Dominion Bank	10/17/17	280,959	7,342

				1,162,394	16,267

EUR	161,443	UBS AG	10/17/17	190,295	659
GBP	221,928	UBS AG	10/17/17	290,068	7,452

				480,363	8,111

				$48,912,537	$549,202

Contracts to Deliver
AUD	451,982	Australia & New Zealand Banking Group	10/17/17	$358,336	$3,855

JPY	672,285,031	Barclays Bank PLC	10/17/17	5,956,821	(21,541)

EUR	1,229,970	BNP Paribas SA	10/17/17	1,466,548	11,755
JPY	30,829,128	BNP Paribas SA	10/17/17	275,250	1,099

				1,741,798	12,854

AUD	459,643	Citibank N.A.	10/17/17	366,149	5,659
CHF	1,138,449	Citibank N.A.	10/17/17	1,182,485	5,744
EUR	7,824,538	Citibank N.A.	10/17/17	8,950,240	(304,526)

				10,498,874	(293,123)

AUD	1,499,154	Goldman Sachs & Co.	10/17/17	1,157,369	(18,390)
EUR	11,390,410	Goldman Sachs & Co.	10/17/17	13,215,875	(256,560)

				14,373,244	(274,950)

CHF	1,607,153	HSBC Bank USA	10/17/17	1,667,550	6,341

GBP	141,477	Merrill Lynch International	10/17/17	184,870	(4,797)
NOK	5,980,894	Merrill Lynch International	10/17/17	740,900	(10,280)

				925,770	(15,077)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Overseas Fund – Portfolio of Investments (Continued)

		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
Contracts to Deliver (Continued)
GBP	338,698	Morgan Stanley & Co. LLC	10/17/17		$459,723	$5,658
SEK	2,137,393	Morgan Stanley & Co. LLC	10/17/17		268,774	6,150

					728,497	11,808

EUR	367,496	Royal Bank of Canada	10/17/17		437,375	2,705
GBP	448,745	Royal Bank of Canada	10/17/17		587,855	(13,741)
SEK	3,216,811	Royal Bank of Canada	10/17/17		397,932	2,679

					1,423,162	(8,357)

CHF	550,701	Societe Generale	10/17/17		583,798	14,575
GBP	3,851,509	Societe Generale	10/17/17		4,992,242	(171,167)

					5,576,040	(156,592)

HKD	9,036,554	Standard Chartered Bank	10/17/17		1,160,301	3,106
SGD	534,634	Standard Chartered Bank	10/17/17		393,731	(479)

					1,554,032	2,627

CHF	2,786,000	State Street Bank and Trust Co.*	03/21/18		2,934,766	23,376

JPY	156,483,798	Toronto Dominion Bank	10/17/17		1,409,193	17,646

AUD	613,220	UBS AG	10/17/17		485,559	4,621
CAD	2,309,281	UBS AG	10/17/17		1,828,461	(22,500)
EUR	417,828	UBS AG	10/17/17		488,901	(5,301)

					2,802,921	(23,180)

					$51,951,004	$(714,313)

Cross Currency Forwards
CAD	224,803	Royal Bank of Canada	10/17/17	EUR	154,451	$(2,497)

*	Contracts are subject to a Master Netting Agreement.

Currency Legend

AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
JPY	Japanese Yen
NOK	Norwegian Krone
SEK	Swedish Krona
SGD	Singapore Dollar

The accompanying notes are an integral part of the financial statements.

THIS PAGE INTENTIONALLY LEFT BLANK

MassMutual Select Funds – Financial Statements

Statements of Assets and Liabilities

September 30, 2017

	MassMutual Select Total Return Bond Fund	MassMutual Select Strategic Bond Fund
Assets:
Investments, at value (Note 2) (a)	$949,511,928	$503,219,522
Repurchase agreements, at value (Note 2) (b)	86,433,254	12,069,554
Other short-term investments, at value (Note 2) (c)	56,182,451	61,578,350

Total investments (d)	1,092,127,633	576,867,426

Cash	-	40,000
Foreign currency, at value (e)	-	1,245,893
Receivables from:
Investments sold	29,926	49,598
Investments sold on a when-issued basis (Note 2)	16,166,170	26,664,301
Collateral pledged for open forward contracts (Note 2)	-	170,000
Collateral pledged for open futures and option contracts (Note 2)	-	2,968,297
Collateral pledged for open swap agreements (Note 2)	-	817,545
Open forward foreign currency contracts (Note 2)	282,137	532,277
Investment adviser (Note 3)	-	1,697
Fund shares sold	513,437	1,177,946
Variation margin on open derivative instruments (Note 2)	-	-
Interest and dividends	4,947,947	2,977,990
Interest tax reclaim receivable	382	145
Foreign taxes withheld	-	-
Prepaid expenses	38,949	31,433

Total assets	1,114,106,581	613,544,548

Liabilities:
Payables for:
Investments purchased	86,888,303	19,754,392
Written options outstanding, at value (Note 2) (f)	-	393,423
Closed swap agreements, at value	-	24
Open forward foreign currency contracts (Note 2)	29,673	418,421
Foreign currency overdraft	53	-
Interest and dividends	-	824
Investments purchased on a when-issued basis (Note 2)	99,222,005	77,116,223
Fund shares repurchased	11,974,884	1,072,023
Securities on loan (Note 2)	-	-
Premium on purchased options	-	42,151
Trustees’ fees and expenses (Note 3)	227,507	55,878
Variation margin on open derivative instruments (Note 2)	100,928	371,627
Affiliates (Note 3):
Investment advisory fees	228,618	163,615
Administration fees	110,159	61,292
Service fees	174,179	79,050
Shareholder service fees	15,294	17,592
Distribution fees	23,786	9,679
Commitment and Contingent Liabilities (Note 9)	-	-
Accrued expense and other liabilities	146,264	103,803

Total liabilities	199,141,653	99,660,017

Net assets	$914,964,928	$513,884,531

Net assets consist of:
Paid-in capital	$910,281,939	$499,614,587
Undistributed (accumulated) net investment income (loss)	15,835,582	7,693,967
Accumulated net realized gain (loss) on investments and foreign currency transactions	(15,145,571)	153,333
Net unrealized appreciation (depreciation) on investments and foreign currency translations	3,992,978	6,422,644

Net assets	$914,964,928	$513,884,531

(a) Cost of investments:	$945,125,646	$496,908,827
(b) Cost of repurchase agreements:	$86,433,254	$12,069,554
(c) Cost of other short-term investments:	$56,449,860	$61,577,517
(d) Securities on loan with market value of:	$-	$-
(e) Cost of foreign currency:	$-	$1,281,660
(f) Premiums on written options:	$-	$608,590

The accompanying notes are an integral part of the financial statements.

MassMutual Select Diversified Value Fund	MassMutual Select Fundamental Value Fund	MassMutual Select Large Cap Value Fund	MM S&P 500 Index Fund	MassMutual Select Equity Opportunities Fund

$231,354,238	$1,234,552,241	$183,959,170	$3,231,751,897	$694,009,538
2,157,455	12,867,500	8,108,704	16,142,450	10,568,194
-	-	760	2,153,056	-

233,511,693	1,247,419,741	192,068,634	3,250,047,403	704,577,732

-	-	19	-	-
-	257,822	-	-	55,686

5,758,100	2,487,229	1,325,370	-	9,628,720
-	-	-	-	-
-	-	-	-	-
-	-	-	-	-
-	-	-	-	-
-	-	-	-	-
-	-	12,990	-	-
32,317	574,076	21,193	733,295	464,442
-	-	-	71,942	-
205,486	1,563,257	266,564	3,092,681	1,193,708
-	-	-	-	-
8,361	313,612	13,039	-	-
41,084	37,906	33,891	37,287	37,336

239,557,041	1,252,653,643	193,741,700	3,253,982,608	715,957,624

5,259,496	431	963,749	-	2,991,207
-	-	-	-	-
-	-	-	-	-
-	-	-	-	-
-	-	59	-	-
-	-	-	-	-
-	-	-	-	-
1,550,905	7,199,845	1,705,812	13,081,841	12,308,295
-	-	3,518,410	-	-
-	-	-	-	-
82,505	279,528	142,699	612,876	171,390
-	-	-	-	-

95,532	608,163	91,363	252,982	400,657
29,554	104,667	29,356	505,690	78,691
12,274	85,170	16,516	581,493	77,784
3,229	27,725	4,852	93,712	26,271
1,226	1,778	33	126,575	2,073
-	-	-	-	-
51,875	98,194	39,533	240,044	76,461

7,086,596	8,405,501	6,512,382	15,495,213	16,132,829

$232,470,445	$1,244,248,142	$187,229,318	$3,238,487,395	$699,824,795

$132,576,709	$817,572,989	$153,903,798	$1,301,769,338	$444,959,893
4,600,188	15,019,271	2,339,508	44,770,081	11,649,127
64,488,282	92,233,729	2,237,163	511,935,123	195,501,826
30,805,266	319,422,153	28,748,849	1,380,012,853	47,713,949

$232,470,445	$1,244,248,142	$187,229,318	$3,238,487,395	$699,824,795

$200,548,802	$915,133,942	$155,210,058	$1,851,939,856	$646,299,209
$2,157,455	$12,867,500	$8,108,704	$16,142,450	$10,568,194
$-	$-	$760	$2,152,955	$-
$-	$-	$3,417,201	$-	$-
$-	$257,517	$-	$-	$55,874
$-	$-	$-	$-	$-

MassMutual Select Funds – Financial Statements (Continued)

Statements of Assets and Liabilities

September 30, 2017

	MassMutual Select Total Return Bond Fund	MassMutual Select Strategic Bond Fund
Class I shares:
Net assets	$361,805,145	$178,203,510

Shares outstanding (a)	36,232,284	16,739,843

Net asset value, offering price and redemption price per share	$9.99	$10.65

Class R5 shares:
Net assets	$68,490,894	$71,341,134

Shares outstanding (a)	6,874,061	6,701,015

Net asset value, offering price and redemption price per share	$9.96	$10.65

Service Class shares:
Net assets	$158,965,162	$66,969,445

Shares outstanding (a)	15,898,438	6,291,803

Net asset value, offering price and redemption price per share	$10.00	$10.64

Administrative Class shares:
Net assets	$63,399,204	$66,460,455

Shares outstanding (a)	6,382,140	6,265,940

Net asset value, offering price and redemption price per share	$9.93	$10.61

Class A shares:
Net assets	$4,703,060	$53,328,618

Shares outstanding (a)	473,629	5,045,584

Net asset value, and redemption price per share	$9.93	$10.57

Offering price per share
(100/[100-maximum sales charge] of net asset value)	$10.43	$11.10

Class R4 shares:
Net assets	$221,968,899	$61,286,285

Shares outstanding (a)	22,212,195	5,811,631

Net asset value, offering price and redemption price per share	$9.99	$10.55

Class R3 shares:
Net assets	$35,632,564	$16,295,084

Shares outstanding (a)	3,597,654	1,559,093

Net asset value, offering price and redemption price per share	$9.90	$10.45

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Diversified Value Fund	MassMutual Select Fundamental Value Fund	MassMutual Select Large Cap Value Fund	MM S&P 500 Index Fund	MassMutual Select Equity Opportunities Fund

$145,731,585	$594,578,411	$63,373,123	$541,130,852	$228,919,114

8,729,098	45,690,600	7,856,273	25,059,742	10,197,688

$16.69	$13.01	$8.07	$21.59	$22.45

$50,361,306	$368,685,510	$82,230,580	$710,184,311	$207,798,063

3,014,243	28,233,397	10,176,590	32,834,753	9,235,879

$16.71	$13.06	$8.08	$21.63	$22.50

$11,721,373	$60,851,678	$2,272,341	$508,135,324	$61,848,753

702,187	4,681,072	279,908	23,480,686	2,789,462

$16.69	$13.00	$8.12	$21.64	$22.17

$5,176,198	$92,379,857	$13,040,542	$572,198,985	$82,359,067

308,894	7,068,223	1,619,164	26,816,093	3,754,027

$16.76	$13.07	$8.05	$21.34	$21.94

$16,572,897	$108,446,679	$25,695,496	$27,907,050	$107,667,376

996,196	8,409,687	3,200,681	1,327,312	5,085,016

$16.64	$12.90	$8.03	$21.03	$21.17

$17.66	$13.69	$8.52	$22.31	$22.46

$860,746	$16,369,535	$564,043	$670,521,298	$8,145,889

51,975	1,281,982	70,834	31,738,295	387,978

$16.56	$12.77	$7.96	$21.13	$21.00

$2,046,340	$2,936,472	$53,193	$208,409,575	$3,086,533

123,384	230,826	6,780	10,057,125	153,574

$16.59	$12.72	$7.85	$20.72	$20.10

MassMutual Select Funds – Financial Statements (Continued)

Statements of Assets and Liabilities

September 30, 2017

	MassMutual Select Fundamental Growth Fund	MassMutual Select Blue Chip Growth Fund
Assets:
Investments, at value (Note 2) (a)	$143,984,455	$2,165,914,761
Repurchase agreements, at value (Note 2) (b)	2,353,808	6,235,585
Other short-term investments, at value (Note 2) (c)	154	14,706,452

Total investments (d)	146,338,417	2,186,856,798

Foreign currency, at value (e)	-	1
Receivables from:
Investments sold	1,201,438	401,500
Open forward foreign currency contracts (Note 2)	-	-
Investment adviser (Note 3)	13,309	-
Fund shares sold	407,927	1,408,776
Variation margin on open derivative instruments (Note 2)	-	-
Interest and dividends	30,702	1,089,626
Foreign taxes withheld	-	314,288
Prepaid expenses	33,793	35,162

Total assets	148,025,586	2,190,106,151

Liabilities:
Payables for:
Investments purchased	1,243,690	-
Open forward foreign currency contracts (Note 2)	-	-
Fund shares repurchased	1,458,138	2,058,117
Securities on loan (Note 2)	3,279,449	-
Trustees’ fees and expenses (Note 3)	21,475	259,437
Affiliates (Note 3):
Investment advisory fees	75,767	1,103,190
Administration fees	27,177	166,927
Service fees	12,913	167,770
Shareholder service fees	3,621	57,759
Distribution fees	1,371	24,463
Due to custodian	-	-
Commitment and Contingent Liabilities (Note 9)	-	-
Accrued expense and other liabilities	43,160	127,207

Total liabilities	6,166,761	3,964,870

Net assets	$141,858,825	$2,186,141,281

Net assets consist of:
Paid-in capital	$106,663,277	$1,438,778,129
Undistributed (accumulated) net investment income (loss)	713,998	-
Distributions in excess of net investment income	-	(244,999)
Accumulated net realized gain (loss) on investments and foreign currency transactions	8,617,121	77,919,577
Net unrealized appreciation (depreciation) on investments and foreign currency translations	25,864,429	669,688,574

Net assets	$141,858,825	$2,186,141,281

(a) Cost of investments:	$118,120,026	$1,496,226,185
(b) Cost of repurchase agreements:	$2,353,808	$6,235,585
(c) Cost of other short-term investments:	$154	$14,706,452
(d) Securities on loan with market value of:	$3,207,727	$-
(e) Cost of foreign currency:	$-	$1

The accompanying notes are an integral part of the financial statements.

MassMutual Select Growth Opportunities Fund	MassMutual Select Mid-Cap Value Fund	MassMutual Select Small Cap Value Equity Fund	MassMutual Select Small Company Value Fund	MM S&P Mid Cap Index Fund

$824,286,148	$97,383,622	$185,776,565	$260,250,101	$506,127,428
9,763,308	2,695,145	4,485,374	7,646,493	4,903,630
-	-	6,715	149,224	901,738

834,049,456	100,078,767	190,268,654	268,045,818	511,932,796

-	1	15	-	-

12,606,996	495,238	1,812,587	-	359,713
-	14,866	-	-	-
-	11,768	11,286	-	-
354,437	3,903	38,134	89,299	112,174
-	-	-	382	5,618
70,625	154,069	199,719	283,290	468,683
59,574	-	-	-	-
37,817	41,845	36,576	37,130	37,825

847,178,905	100,800,457	192,366,971	268,455,919	512,916,809

2,838,864	573,991	323,410	1,601,810	3,124,104
-	618	-	-	-
4,524,054	5,536,132	2,669,375	564,698	5,094,416
23,725,764	-	-	16,958,036	35,256,784
145,679	29,558	30,565	104,170	33,561

472,350	56,143	112,621	167,495	38,026
76,832	20,881	25,074	33,351	97,118
58,771	1,602	8,346	15,782	193,561
24,474	449	2,641	5,172	12,886
635	200	687	115	88,593
-	-	-	149,139	5
-	-	-	-	-
73,616	48,162	42,974	51,603	70,414

31,941,039	6,267,736	3,215,693	19,651,371	44,009,468

$815,237,866	$94,532,721	$189,151,278	$248,804,548	$468,907,341

$494,207,385	$75,071,233	$125,079,107	$165,958,681	$398,567,179
(2,439,365)	786,972	683,377	946,641	2,338,708
-	-	-	-	-
94,146,861	9,592,436	18,883,701	36,618,567	19,593,950
229,322,985	9,082,080	44,505,093	45,280,659	48,407,504

$815,237,866	$94,532,721	$189,151,278	$248,804,548	$468,907,341

$594,963,163	$88,315,810	$141,271,431	$215,056,500	$457,832,144
$9,763,308	$2,695,145	$4,485,374	$7,646,493	$4,903,630
$-	$-	$6,715	$149,224	$901,696
$23,129,650	$-	$-	$16,545,476	$34,418,907
$-	$1	$15	$-	$-

MassMutual Select Funds – Financial Statements (Continued)

Statements of Assets and Liabilities

September 30, 2017

	MassMutual Select Fundamental Growth Fund	MassMutual Select Blue Chip Growth Fund
Class I shares:
Net assets	$75,205,740	$1,081,072,057

Shares outstanding (a)	8,912,372	54,652,343

Net asset value, offering price and redemption price per share	$8.44	$19.78

Class R5 shares:
Net assets	$26,200,786	$443,867,111

Shares outstanding (a)	3,098,781	22,476,936

Net asset value, offering price and redemption price per share	$8.46	$19.75

Service Class shares:
Net assets	$8,667,514	$133,658,349

Shares outstanding (a)	1,045,849	6,830,321

Net asset value, offering price and redemption price per share	$8.29	$19.57

Administrative Class shares:
Net assets	$10,888,646	$257,730,377

Shares outstanding (a)	1,345,093	13,347,900

Net asset value, offering price and redemption price per share	$8.10	$19.31

Class A shares:
Net assets	$15,687,226	$162,073,438

Shares outstanding (a)	2,024,310	8,748,312

Net asset value, and redemption price per share	$7.75	$18.53

Offering price per share
(100/[100-maximum sales charge] of net asset value)	$8.22	$19.66

Class R4 shares:
Net assets	$2,907,685	$67,034,655

Shares outstanding (a)	378,420	3,621,028

Net asset value, offering price and redemption price per share	$7.68	$18.51

Class R3 shares:
Net assets	$2,301,228	$40,705,294

Shares outstanding (a)	316,654	2,338,683

Net asset value, offering price and redemption price per share	$7.27	$17.41

(a)	Authorized unlimited number of shares with no par value.
*	Net asset value calculations reflect fractional share and dollar amounts.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Growth Opportunities Fund	MassMutual Select Mid-Cap Value Fund	MassMutual Select Small Cap Value Equity Fund	MassMutual Select Small Company Value Fund		MM S&P Mid Cap Index Fund

$378,730,897	$81,793,121	$113,321,141	$112,070,052		$48,407,912

31,628,382	5,382,893	6,269,769	8,333,974		3,382,487

$11.97	$15.20	$18.07	$13.45		$14.31

$185,795,099	$7,289,837	$43,715,072	$84,950,575		$25,667,714

15,655,613	476,931	2,417,386	6,291,733		1,799,868

$11.87	$15.28	$18.08	$13.50		$14.26

$74,058,051	$1,997,844	$8,939,674	$12,810,178		$25,967,921

6,395,066	131,132	493,696	953,575		1,829,400

$11.58	$15.24	$18.11	$13.43		$14.19

$89,663,169	$810,827	$8,977,024	$14,943,375		$60,979,434

7,997,781	52,540	498,799	1,130,230		4,297,748

$11.21	$15.43	$18.00	$13.22		$14.19

$76,755,656	$2,178,437	$10,492,815	$23,325,499		$33,141,593

7,295,140	143,233	585,452	1,815,519		2,343,212

$10.52	$15.21	$17.92	$12.85		$14.14

$11.16	$16.14	$19.01	$13.63		$15.00

$9,199,538	$129,919	$2,491,479	$524,670		$130,620,275

870,388	8,596	139,603	41,214		9,264,320

$10.57	$15.11	$17.85	$12.73		$14.10

$1,035,456	$332,736	$1,214,073	$180,199		$144,122,492

105,421	22,090	68,164	14,911		10,265,872

$9.82	$15.06	$17.81	$12.09	*	$14.04

MassMutual Select Funds – Financial Statements (Continued)

Statements of Assets and Liabilities

September 30, 2017

	MM Russell 2000 Small Cap Index Fund	MassMutual Select Mid Cap Growth Fund
Assets:
Investments, at value (Note 2) (a)	$317,401,606	$5,331,412,625
Repurchase agreements, at value (Note 2) (b)	4,328,909	193,973,224
Other short-term investments, at value (Note 2) (c)	876,601	-

Total investments (d)	322,607,116	5,525,385,849

Foreign currency, at value (e)	14	71,331
Receivables from:
Investments sold	107,285	1,628,763
Collateral pledged for open futures contracts (Note 2)	-	-
Open forward foreign currency contracts (Note 2)	-	-
Investment adviser (Note 3)	9,231	-
Fund shares sold	215,127	22,861,288
Variation margin on open derivative instruments (Note 2)	1,241	-
Interest and dividends	304,545	1,767,436
Foreign taxes withheld	-	-
Prepaid expenses	37,868	49,537

Total assets	323,282,427	5,551,764,204

Liabilities:
Payables for:
Investments purchased	46,439	9,590,161
Open forward foreign currency contracts (Note 2)	-	-
Fund shares repurchased	95,991	10,498,971
Securities on loan (Note 2)	40,923,714	284,286,386
Trustees’ fees and expenses (Note 3)	25,749	467,231
Affiliates (Note 3):
Investment advisory fees	22,162	2,885,026
Administration fees	59,755	305,127
Service fees	85,370	266,579
Shareholder service fees	9,768	85,899
Distribution fees	33,704	16,390
Due to custodian	1	-
Commitment and Contingent Liabilities (Note 9)	-	-
Accrued expense and other liabilities	61,168	230,581

Total liabilities	41,363,821	308,632,351

Net assets	$281,918,606	$5,243,131,853

Net assets consist of:
Paid-in capital	$221,705,164	$3,939,823,789
Undistributed (accumulated) net investment income (loss)	1,675,266	-
Distributions in excess of net investment income	-	(6,053,064)
Accumulated net realized gain (loss) on investments and foreign currency transactions	17,174,558	298,698,529
Net unrealized appreciation (depreciation) on investments and foreign currency translations	41,363,618	1,010,662,599

Net assets	$281,918,606	$5,243,131,853

(a) Cost of investments:	$276,266,958	$4,320,749,777
(b) Cost of repurchase agreements:	$4,328,909	$193,973,224
(c) Cost of other short-term investments:	$876,562	$-
(d) Securities on loan with market value of:	$39,823,322	$277,699,071
(e) Cost of foreign currency:	$14	$71,572

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Growth Equity Fund	MM MSCI EAFE International Index Fund	MassMutual Select Overseas Fund

$623,533,207	$222,048,643	$616,338,091
7,589,102	3,108,189	6,290,251
9,600	219	24,269

631,131,909	225,157,051	622,652,611

12	1,767,189	341,841

2,227,052	29,057	803,377
-	340,117	-
-	2,324	813,249
-	14,058	-
371,180	261,103	469,645
-	412,707	-
382,731	570,158	781,656
-	652,145	1,923,121
39,208	37,867	38,269

634,152,092	229,243,776	627,823,769

2,642,860	233,306	862,404
-	49,995	980,857
5,325,658	92,202	4,388,528
92,869,994	2,228,353	2,018,492
156,698	33,896	152,028

343,693	18,403	408,163
46,122	54,954	67,633
26,273	63,222	40,470
9,281	8,652	13,091
1,284	24,665	1,966
-	-	53,862
-	-	-
69,021	147,389	216,206

101,490,884	2,955,037	9,203,700

$532,661,208	$226,288,739	$618,620,069

$424,250,511	$195,635,378	$520,636,953
(899,138)	5,471,885	8,888,581
-	-	-
19,009,302	(1,059,791)	(13,708,126)
90,300,533	26,241,267	102,802,661

$532,661,208	$226,288,739	$618,620,069

$533,232,925	$195,889,179	$513,561,167
$7,589,102	$3,108,189	$6,290,251
$9,600	$219	$24,269
$90,711,194	$2,123,770	$1,921,243
$12	$1,783,706	$341,627

MassMutual Select Funds – Financial Statements (Continued)

Statements of Assets and Liabilities

September 30, 2017

	MM Russell 2000 Small Cap Index Fund	MassMutual Select Mid Cap Growth Fund
Class I shares:
Net assets	$49,853,043	$3,055,936,436

Shares outstanding (a)	3,520,705	139,388,689

Net asset value, offering price and redemption price per share	$14.16	$21.92

Class R5 shares:
Net assets	$16,566,335	$1,167,243,115

Shares outstanding (a)	1,171,059	53,658,935

Net asset value, offering price and redemption price per share	$14.15	$21.75

Service Class shares:
Net assets	$19,389,984	$252,898,011

Shares outstanding (a)	1,381,238	11,875,275

Net asset value, offering price and redemption price per share	$14.04	$21.30

Administrative Class shares:
Net assets	$52,240,449	$339,090,304

Shares outstanding (a)	3,715,011	16,569,698

Net asset value, offering price and redemption price per share	$14.06	$20.46

Class A shares:
Net assets	$23,317,311	$274,719,460

Shares outstanding (a)	1,668,594	14,382,877

Net asset value, and redemption price per share	$13.97	$19.10

Offering price per share
(100/[100-maximum sales charge] of net asset value)	$14.82	$20.27

Class R4 shares:
Net assets	$63,118,092	$125,717,204

Shares outstanding (a)	4,528,383	6,551,304

Net asset value, offering price and redemption price per share	$13.94	$19.19

Class R3 shares:
Net assets	$57,433,392	$27,527,323

Shares outstanding (a)	4,139,472	1,545,561

Net asset value, offering price and redemption price per share	$13.87	$17.81

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Growth Equity Fund	MM MSCI EAFE International Index Fund	MassMutual Select Overseas Fund

$306,489,748	$39,254,608	$318,534,033

19,477,027	2,929,148	33,156,641

$15.74	$13.40	$9.61

$119,338,428	$13,724,082	$154,039,079

7,663,206	1,024,905	15,985,366

$15.57	$13.39	$9.64

$34,017,324	$25,207,537	$45,240,007

2,292,208	1,890,566	4,722,333

$14.84	$13.33	$9.58

$30,295,468	$43,896,053	$40,542,751

2,156,323	3,297,425	4,201,308

$14.05	$13.31	$9.65

$35,239,770	$18,254,708	$49,217,931

2,770,044	1,375,359	5,213,485

$12.72	$13.27	$9.44

$13.50	$14.08	$10.02

$5,081,472	$45,030,994	$7,778,969

397,553	3,408,455	836,771

$12.78	$13.21	$9.30

$2,198,998	$40,920,757	$3,267,299

191,890	3,108,136	348,717

$11.46	$13.17	$9.37

MassMutual Select Funds – Financial Statements (Continued)

Statements of Operations

For the Year Ended September 30, 2017

	MassMutual Select Total Return Bond Fund	MassMutual Select Strategic Bond Fund
Investment income (Note 2):
Dividends (a)	$-	$10,616
Interest	23,861,218	12,303,955
Securities lending net income	-	-

Total investment income	23,861,218	12,314,571

Expenses (Note 3):
Investment advisory fees	2,850,225	1,594,901
Custody fees	93,985	155,454
Audit fees	99,111	50,130
Legal fees	9,839	3,076
Accounting & Administration fees	77,275	49,078
Proxy fees	976	976
Shareholder reporting fees	30,738	22,378
Trustees’ fees	59,995	26,095
Registration and filing fees	87,258	87,667
Transfer agent fees	2,995	2,995

	3,312,397	1,992,750
Administration fees:
Class R5	96,684	66,567
Service Class	243,915	80,158
Administrative Class	100,831	84,918
Class A	5,885	71,262
Class R4	499,977	84,921
Class R3	83,524	22,175
Distribution fees:
Class R3	104,405	27,718
Distribution and Service fees:
Class A	9,808	118,770
Class R4	624,971	106,151
Class R3	104,405	27,718
Shareholder service fees:
Service Class	81,305	26,720
Administrative Class	100,831	84,918
Class A	5,885	71,262

Total expenses	5,374,823	2,866,008
Expenses waived:
Class I fees reimbursed by adviser	-	(23,312)
Class R5 fees reimbursed by adviser	-	(14,500)
Service Class fees reimbursed by adviser	-	(10,374)
Administrative Class fees reimbursed by adviser	-	(11,609)
Class A fees reimbursed by adviser	-	(10,061)
Class R4 fees reimbursed by adviser	-	(7,826)
Class R3 fees reimbursed by adviser	-	(2,062)

Net expenses	5,374,823	2,786,264

Net investment income (loss)	18,486,395	9,528,307

The accompanying notes are an integral part of the financial statements.

MassMutual Select Diversified Value Fund	MassMutual Select Fundamental Value Fund	MassMutual Select Large Cap Value Fund	MM S&P 500 Index Fund	MassMutual Select Equity Opportunities Fund

$8,591,972	$30,789,723	$4,932,070	$74,356,508	$19,828,677
1,627	4,663	95,864	18,735	5,674
-	-	27,764	-	-

8,593,599	30,794,386	5,055,698	74,375,243	19,834,351

1,728,750	7,532,049	1,091,467	3,347,945	5,042,296
47,451	109,520	20,464	300,474	71,999
35,743	36,094	36,069	39,155	36,408
3,134	11,298	1,647	32,533	6,873
48,919	90,573	41,800	203,132	66,346
976	976	976	976	976
16,751	39,171	12,206	135,767	27,197
23,840	84,264	11,869	242,489	48,561
87,141	87,661	84,910	90,011	89,278
2,995	2,995	2,995	2,995	2,995

1,995,700	7,994,601	1,304,403	4,395,477	5,392,929

48,973	381,198	87,561	742,121	208,572
18,002	125,409	4,551	1,025,701	105,225
10,464	142,535	18,497	1,076,952	129,211
26,631	196,766	39,146	50,745	183,594
1,748	27,946	982	1,667,268	16,104
3,710	4,654	104	375,719	7,533

4,637	5,817	130	375,719	9,416

44,384	327,943	65,244	63,431	305,990
2,185	34,932	1,227	1,667,267	20,129
4,637	5,817	130	375,719	9,416

6,001	41,803	1,517	256,425	35,075
10,464	142,535	18,497	807,714	129,211
26,631	196,766	39,146	38,059	183,594

2,204,167	9,628,722	1,581,135	12,918,317	6,735,999

-	-	(46,252)	-	-
-	-	(75,420)	-	-
-	-	(2,630)	-	-
-	-	(10,780)	-	-
-	-	(22,804)	-	-
-	-	(432)	-	-
-	-	(46)	-	-

2,204,167	9,628,722	1,422,771	12,918,317	6,735,999

6,389,432	21,165,664	3,632,927	61,456,926	13,098,352

MassMutual Select Funds – Financial Statements (Continued)

Statements of Operations

For the Year Ended September 30, 2017

	MassMutual Select Total Return Bond Fund	MassMutual Select Strategic Bond Fund
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	$(9,884,177)	$(2,903,132)
Futures contracts	(1,388,493)	1,893,796
Written options	-	1,699,623
Swap agreements	(1,932)	(172,468)
Foreign currency transactions	279,524	92,977
Forward contracts	2,944,588	1,567,955

Net realized gain (loss)	(8,050,490)	2,178,751

Net change in unrealized appreciation (depreciation) on:
Investment transactions	(9,808,427)	(807,865)
Futures contracts	(354,192)	(966,586)
Written options	-	202,457
Swap agreements	-	1,884,533
Translation of assets and liabilities in foreign currencies	(31,881)	(12,687)
Forward contracts	320,830	85,633

Net change in unrealized appreciation (depreciation)	(9,873,670)	385,485

Net realized gain (loss) and change in unrealized appreciation (depreciation)	(17,924,160)	2,564,236

Net increase (decrease) in net assets resulting from operations	$562,235	$12,092,543

(a) Net of foreign withholding tax of:	$-	$-

The accompanying notes are an integral part of the financial statements.

MassMutual Select Diversified Value Fund	MassMutual Select Fundamental Value Fund	MassMutual Select Large Cap Value Fund	MM S&P 500 Index Fund	MassMutual Select Equity Opportunities Fund

$65,812,821	$98,139,535	$8,956,451	$543,190,148	$202,189,248
-	-	-	5,501,883	-
-	-	-	-	-
-	-	-	-	-
718	18,633	(11,457)	-	68,340
-	-	-	-	-

65,813,539	98,158,168	8,944,994	548,692,031	202,257,588

(10,978,094)	59,918,665	20,774,780	(13,202,355)	(48,906,116)
-	-	-	(168,508)	-
-	-	-	-	-
-	-	-	-	-
(170)	13,730	5,242	-	3,620
-	-	-	-	-

(10,978,264)	59,932,395	20,780,022	(13,370,863)	(48,902,496)

54,835,275	158,090,563	29,725,016	535,321,168	153,355,092

$61,224,707	$179,256,227	$33,357,943	$596,778,094	$166,453,444

$24,106	$251,169	$42,500	$-	$65,193

MassMutual Select Funds – Financial Statements (Continued)

Statements of Operations

For the Year Ended September 30, 2017

	MassMutual Select Fundamental Growth Fund	MassMutual Select Blue Chip Growth Fund
Investment income (Note 2):
Dividends (a)	$2,185,668	$19,190,955
Interest	930	14,563
Securities lending net income	4,222	-

Total investment income	2,190,820	19,205,518

Expenses (Note 3):
Investment advisory fees	798,245	11,489,124
Custody fees	36,137	152,920
Audit fees	36,995	37,092
Legal fees	1,141	14,583
Accounting & Administration fees	47,046	107,961
Proxy fees	976	976
Shareholder reporting fees	10,758	56,161
Trustees’ fees	7,826	122,197
Registration and filing fees	84,715	102,924
Transfer agent fees	2,995	2,995

	1,026,834	12,086,933
Administration fees:
Class R5	23,508	394,696
Service Class	11,260	218,106
Administrative Class	15,539	366,935
Class A	23,572	234,531
Class R4	3,843	111,951
Class R3	3,700	62,922
Distribution fees:
Class R3	4,625	78,652
Distribution and Service fees:
Class A	39,287	390,885
Class R4	4,804	139,939
Class R3	4,625	78,652
Shareholder service fees:
Service Class	3,753	72,702
Administrative Class	15,539	366,935
Class A	23,572	234,531

Total expenses	1,204,461	14,838,370
Expenses waived:
Class I fees reimbursed by adviser	(84,339)	-
Class R5 fees reimbursed by adviser	(32,012)	-
Service Class fees reimbursed by adviser	(10,213)	-
Administrative Class fees reimbursed by adviser	(14,139)	-
Class A fees reimbursed by adviser	(21,383)	-
Class R4 fees reimbursed by adviser	(2,600)	-
Class R3 fees reimbursed by adviser	(2,499)	-
Class I advisory fees waived	-	-
Class R5 advisory fees waived	-	-
Service Class advisory fees waived	-	-
Administrative Class advisory fees waived	-	-
Class A advisory fees waived	-	-
Class R4 advisory fees waived	-	-
Class R3 advisory fees waived	-	-

Net expenses	1,037,276	14,838,370

Net investment income (loss)	1,153,544	4,367,148

The accompanying notes are an integral part of the financial statements.

MassMutual Select Growth Opportunities Fund	MassMutual Select Mid-Cap Value Fund	MassMutual Select Small Cap Value Equity Fund	MassMutual Select Small Company Value Fund	MM S&P Mid Cap Index Fund

$4,070,576	$2,500,466	$2,579,276	$4,457,874	$5,483,729
-	728	3,707	3,512	6,751
552,306	-	-	95,541	105,645

4,622,882	2,501,194	2,582,983	4,556,927	5,596,125

5,725,623	774,022	1,437,278	2,354,916	391,760
73,328	53,516	26,562	56,969	74,940
36,466	36,025	36,075	35,486	31,696
7,945	995	1,711	2,606	3,143
69,722	47,863	41,724	48,395	49,037
976	976	976	976	976
29,341	9,520	12,560	14,357	49,372
54,824	7,626	13,107	19,191	25,228
86,720	84,696	83,694	85,263	85,161
2,995	2,995	2,995	2,995	2,995

6,087,940	1,018,234	1,656,682	2,621,154	714,308

181,301	7,549	44,781	98,853	25,818
169,535	3,064	12,433	21,212	51,236
132,331	1,176	12,382	23,691	122,006
131,343	2,909	14,674	37,037	80,336
15,570	253	3,945	908	208,027
1,840	403	1,531	280	216,125

2,299	504	1,914	350	216,125

218,905	4,848	24,456	61,728	100,420
19,462	316	4,931	1,135	208,027
2,299	504	1,914	350	216,125

56,512	1,021	4,144	7,071	12,809
132,331	1,176	12,382	23,691	91,504
131,343	2,909	14,674	37,037	60,252

7,283,011	1,044,866	1,810,843	2,934,497	2,323,118

-	(118,295)	(75,938)	-	-
-	(9,148)	(28,865)	-	-
-	(2,476)	(5,357)	-	-
-	(954)	(5,338)	-	-
-	(2,361)	(6,316)	-	-
-	(153)	(1,276)	-	-
-	(250)	(497)	-	-
-	-	-	(24,590)	-
-	-	-	(19,772)	-
-	-	-	(2,829)	-
-	-	-	(3,159)	-
-	-	-	(4,941)	-
-	-	-	(91)	-
-	-	-	(28)	-

7,283,011	911,229	1,687,256	2,879,087	2,323,118

(2,660,129)	1,589,965	895,727	1,677,840	3,273,007

MassMutual Select Funds – Financial Statements (Continued)

Statements of Operations

For the Year Ended September 30, 2017

	MassMutual Select Fundamental Growth Fund	MassMutual Select Blue Chip Growth Fund
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	$9,207,898	$86,187,795
Futures contracts	-	-
Foreign currency transactions	257	251
Forward contracts	-	-

Net realized gain (loss)	9,208,155	86,188,046

Net change in unrealized appreciation (depreciation) on:
Investment transactions	12,573,984	331,132,904
Futures contracts	-	-
Translation of assets and liabilities in foreign currencies	-	(156)
Forward contracts	-	-

Net change in unrealized appreciation (depreciation)	12,573,984	331,132,748

Net realized gain (loss) and change in unrealized appreciation (depreciation)	21,782,139	417,320,794

Net increase (decrease) in net assets resulting from operations	$22,935,683	$421,687,942

(a) Net of foreign withholding tax of:	$275	$263,972

The accompanying notes are an integral part of the financial statements.

MassMutual Select Growth Opportunities Fund	MassMutual Select Mid-Cap Value Fund	MassMutual Select Small Cap Value Equity Fund	MassMutual Select Small Company Value Fund	MM S&P Mid Cap Index Fund

$105,570,021	$12,550,944	$19,229,008	$40,760,723	$20,896,677
-	-	-	298,200	801,476
-	482	(83)	-	481
-	(49,406)	-	-	-

105,570,021	12,502,020	19,228,925	41,058,923	21,698,634

40,832,576	2,303,902	11,861,924	9,478,783	34,224,018
-	-	-	65,091	111,892
-	(58)	(28)	-	-
-	25,663	-	-	-

40,832,576	2,329,507	11,861,896	9,543,874	34,335,910

146,402,597	14,831,527	31,090,821	50,602,797	56,034,544

$143,742,468	$16,421,492	$31,986,548	$52,280,637	$59,307,551

$9,361	$8,759	$1,185	$7,031	$2,363

MassMutual Select Funds – Financial Statements (Continued)

Statements of Operations

For the Year Ended September 30, 2017

	MM Russell 2000 Small Cap Index Fund	MassMutual Select Mid Cap Growth Fund
Investment income (Note 2):
Dividends (a)	$3,721,399	$27,584,027
Interest	6,440	589,874
Securities lending net income	516,221	884,557
Non cash income	-	-

Total investment income	4,244,060	29,058,458

Expenses (Note 3):
Investment advisory fees	287,962	27,935,364
Custody fees	108,426	316,486
Audit fees	31,636	38,421
Legal fees	2,711	31,515
Accounting & Administration fees	48,169	195,268
Proxy fees	976	976
Shareholder reporting fees	40,267	155,435
Trustees’ fees	19,280	265,585
Registration and filing fees	85,162	177,883
Transfer agent fees	2,995	2,995

	627,584	29,119,928
Administration fees:
Class R5	15,301	902,588
Service Class	34,828	347,775
Administrative Class	95,757	495,883
Class A	45,066	417,362
Class R4	113,937	162,466
Class R3	97,541	41,057
Distribution fees:
Class R3	97,541	51,321
Distribution and Service fees:
Class A	56,333	695,603
Class R4	113,937	203,083
Class R3	97,541	51,321
Shareholder service fees:
Service Class	8,707	115,925
Administrative Class	71,818	495,883
Class A	33,800	417,362

Total expenses	1,509,691	33,517,557
Expenses waived:
Class I fees reimbursed by adviser	(16,241)	-
Class R5 fees reimbursed by adviser	(2,735)	-
Service Class fees reimbursed by adviser	(3,230)	-
Administrative Class fees reimbursed by adviser	(8,680)	-
Class A fees reimbursed by adviser	(4,113)	-
Class R4 fees reimbursed by adviser	(8,899)	-
Class R3 fees reimbursed by adviser	(7,758)	-

Net expenses	1,458,035	33,517,557

Net investment income (loss)	2,786,025	(4,459,099)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Growth Equity Fund	MM MSCI EAFE International Index Fund	MassMutual Select Overseas Fund

$3,840,534	$6,667,225	$15,929,063
3,355	1,399	3,923
303,416	68,456	190,723
-	613,274	-

4,147,305	7,350,354	16,123,709

4,077,106	245,784	4,975,037
82,458	272,989	533,887
37,767	32,984	49,399
3,915	3,370	5,742
55,504	53,926	87,082
976	976	976
19,923	55,848	28,703
34,260	15,556	41,843
88,455	85,913	86,664
2,995	2,995	2,995

4,403,359	770,341	5,812,328

118,284	18,373	140,495
51,291	42,826	76,443
44,255	83,405	59,694
53,934	31,596	80,957
6,350	93,792	14,948
3,568	81,507	4,789

4,461	81,507	5,986

89,889	39,495	134,928
7,937	93,792	18,686
4,461	81,507	5,986

17,097	10,707	25,481
44,255	62,554	59,694
53,933	23,697	80,957

4,903,074	1,515,099	6,521,372

-	(49,623)	-
-	(11,835)	-
-	(13,539)	-
-	(26,488)	-
-	(10,018)	-
-	(23,709)	-
-	(20,670)	-

4,903,074	1,359,217	6,521,372

(755,769)	5,991,137	9,602,337

MassMutual Select Funds – Financial Statements (Continued)

Statements of Operations

For the Year Ended September 30, 2017

	MM Russell 2000 Small Cap Index Fund	MassMutual Select Mid Cap Growth Fund
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	$20,025,291	$331,700,128
Futures contracts	1,014,531	-
Foreign currency transactions	228	(2,936)
Forward contracts	-	-

Net realized gain (loss)	21,040,050	331,697,192

Net change in unrealized appreciation (depreciation) on:
Investment transactions	30,921,124	408,183,650
Futures contracts	108,756	-
Translation of assets and liabilities in foreign currencies	13	(410)
Forward contracts	-	-

Net change in unrealized appreciation (depreciation)	31,029,893	408,183,240

Net realized gain (loss) and change in unrealized appreciation (depreciation)	52,069,943	739,880,432

Net increase (decrease) in net assets resulting from operations	$54,855,968	$735,421,333

(a) Net of foreign withholding tax of:	$1,043	$164,389

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Growth Equity Fund	MM MSCI EAFE International Index Fund	MassMutual Select Overseas Fund

$54,326,699	$(137,675)	$33,750,655
-	865,019	-
(1,852)	9,154	(470,496)
-	266,826	387,886

54,324,847	1,003,324	33,668,045

41,525,233	36,161,096	92,450,380
-	88,334	-
2,868	(15,062)	90,122
-	(73,499)	(159,880)

41,528,101	36,160,869	92,380,622

95,852,948	37,164,193	126,048,667

$95,097,179	$43,155,330	$135,651,004

$10,977	$626,039	$1,694,866

MassMutual Select Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MassMutual Select Total Return Bond Fund
	Year Ended September 30, 2017	Year Ended September 30, 2016
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$18,486,395	$21,825,619
Net realized gain (loss)	(8,050,490)	24,361,826
Net change in unrealized appreciation (depreciation)	(9,873,670)	8,713,277

Net increase (decrease) in net assets resulting from operations	562,235	54,900,722

Distributions to shareholders (Note 2):
From net investment income:
Class I	(7,870,907)	(11,646,083)
Class R5	(2,790,251)	(3,418,949)
Service Class	(4,551,240)	(3,911,860)
Administrative Class	(1,532,748)	(1,554,924)
Class A	(58,288)	(38,056)
Class R4	(5,371,025)	(5,515,962)
Class R3	(859,047)	(706,660)

Total distributions from net investment income	(23,033,506)	(26,792,494)

From net realized gains:
Class I	(6,338,533)	(1,469,754)
Class R5	(2,343,175)	(450,926)
Service Class	(3,991,039)	(556,725)
Administrative Class	(1,437,368)	(228,916)
Class A	(56,887)	(5,815)
Class R4	(5,414,502)	(894,237)
Class R3	(950,202)	(132,231)

Total distributions from net realized gains	(20,531,706)	(3,738,604)

Net fund share transactions (Note 5):
Class I	69,902,903	(235,816,450)
Class R5	(41,757,033)	(52,955,915)
Service Class	(25,664,953)	(21,335,015)
Administrative Class	(13,967,485)	(11,055,342)
Class A	2,817,434	(114,239)
Class R4	(62,170,760)	(49,120,848)
Class R3	(8,578,623)	(3,958,860)

Increase (decrease) in net assets from fund share transactions	(79,418,517)	(374,356,669)

Total increase (decrease) in net assets	(122,421,494)	(349,987,045)
Net assets
Beginning of year	1,037,386,422	1,387,373,467

End of year	$914,964,928	$1,037,386,422

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$15,835,582	$16,570,101

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund		MassMutual Select Diversified Value Fund
Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2017	Year Ended September 30, 2016

$9,528,307	$7,722,270	$6,389,432	$6,547,600
2,178,751	4,178,805	65,813,539	18,374,032
385,485	9,755,185	(10,978,264)	10,747,274

12,092,543	21,656,260	61,224,707	35,668,906

(2,344,902)	(2,104,352)	(5,970,065)	(1,221,667)
(1,674,523)	(1,461,955)	(1,008,254)	(3,009,308)
(1,022,505)	(1,803,081)	(191,402)	(202,722)
(1,301,956)	(885,218)	(140,076)	(66,927)
(969,840)	(1,037,539)	(328,272)	(182,440)
(638,914)	(431,509)	(17,038)	(3,318)
(178,876)	(79,005)	(30,235)	(6,062)

(8,131,516)	(7,802,659)	(7,685,342)	(4,692,444)

-	-	(10,642,888)	-
-	-	(1,966,043)	-
-	-	(379,991)	-
-	-	(283,231)	-
-	-	(776,599)	-
-	-	(34,820)	-
-	-	(72,108)	-

-	-	(14,155,680)	-

76,903,700	26,883,805	(135,198,338)	156,999,625
9,506,030	8,225,778	(2,221,168)	(169,039,194)
18,995,982	(14,119,240)	1,736,567	(7,265,323)
23,089,271	4,259,419	(2,529,291)	141,729
7,488,101	3,359,709	(5,344,185)	(2,749,576)
34,087,946	10,536,190	54,407	386,731
10,276,822	2,584,298	203,100	1,281,814

180,347,852	41,729,959	(143,298,908)	(20,244,194)

184,308,879	55,583,560	(103,915,223)	10,732,268

329,575,652	273,992,092	336,385,668	325,653,400

$513,884,531	$329,575,652	$232,470,445	$336,385,668

$7,693,967	$5,683,130	$4,600,188	$6,040,107

MassMutual Select Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MassMutual Select Fundamental Value Fund
	Year Ended September 30, 2017	Year Ended September 30, 2016
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$21,165,664	$24,377,259
Net realized gain (loss)	98,158,168	91,082,311
Net change in unrealized appreciation (depreciation)	59,932,395	40,933,427

Net increase (decrease) in net assets resulting from operations	179,256,227	156,392,997

Distributions to shareholders (Note 2):
From net investment income:
Class I	(9,855,438)	(7,875,862)
Class R5	(7,072,572)	(7,188,189)
Service Class	(1,997,608)	(2,845,064)
Administrative Class	(1,544,955)	(1,461,869)
Class A	(1,894,919)	(2,038,495)
Class R4	(211,075)	(31,688)
Class R3	(20,350)	(15,751)

Total distributions from net investment income	(22,596,917)	(21,456,918)

From net realized gains:
Class I	(38,389,049)	(46,281,071)
Class R5	(29,024,045)	(45,087,536)
Service Class	(8,811,764)	(18,900,526)
Administrative Class	(7,133,227)	(10,620,613)
Class A	(10,854,286)	(18,164,880)
Class R4	(911,228)	(207,995)
Class R3	(116,872)	(134,185)

Total distributions from net realized gains	(95,240,471)	(139,396,806)

Net fund share transactions (Note 5):
Class I	64,573,220	73,865,163
Class R5	(23,183,100)	(45,890,943)
Service Class	(64,680,353)	(30,347,984)
Administrative Class	(6,438,179)	(8,822,833)
Class A	(58,369,438)	(9,067,584)
Class R4	8,673,348	5,055,023
Class R3	1,271,493	633,158

Increase (decrease) in net assets from fund share transactions	(78,153,009)	(14,576,000)

Total increase (decrease) in net assets	(16,734,170)	(19,036,727)
Net assets
Beginning of year	1,260,982,312	1,280,019,039

End of year	$1,244,248,142	$1,260,982,312

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$15,019,271	$17,548,859

The accompanying notes are an integral part of the financial statements.

MassMutual Select Large Cap Value Fund		MM S&P 500 Index Fund
Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2017	Year Ended September 30, 2016

$3,632,927	$4,696,991	$61,456,926	$66,405,972
8,944,994	3,819,824	548,692,031	161,179,547
20,780,022	14,368,591	(13,370,863)	281,344,380

33,357,943	22,885,406	596,778,094	508,929,899

(1,251,972)	(1,880,949)	(24,363,216)	(18,438,367)
(2,283,380)	(3,041,190)	(15,781,529)	(15,778,015)
(62,604)	(252,981)	(9,787,077)	(11,265,838)
(265,851)	(351,071)	(9,966,910)	(7,628,821)
(534,166)	(696,660)	(387,481)	(258,430)
(11,039)	(2,353)	(11,520,027)	(8,581,094)
(961)	(1,566)	(1,872,385)	(699,099)

(4,409,973)	(6,226,770)	(73,678,625)	(62,649,664)

(2,356,757)	(7,537,007)	(43,393,769)	(18,281,037)
(4,476,714)	(12,769,934)	(29,559,075)	(16,602,756)
(139,223)	(1,097,808)	(20,021,106)	(12,897,031)
(570,228)	(1,644,212)	(20,808,952)	(9,439,887)
(1,296,759)	(3,694,184)	(916,829)	(311,663)
(22,198)	(11,207)	(25,888,388)	(11,345,262)
(2,632)	(8,711)	(4,376,517)	(838,040)

(8,864,511)	(26,763,063)	(144,964,636)	(69,715,676)

8,507,759	(8,414,998)	(629,244,941)	116,191,743
(16,295,832)	(29,386,141)	(198,209,033)	(129,531,451)
(2,174,262)	(4,694,547)	(47,356,975)	(203,718,872)
352,426	(3,819,323)	7,972,174	(40,134,859)
(3,950,213)	(5,649,322)	3,769,713	7,402,371
416,834	(86)	(34,115,553)	37,518,315
(3,707)	(25,147)	94,977,914	64,356,578

(13,146,995)	(51,989,564)	(802,206,701)	(147,916,175)

6,936,464	(62,093,991)	(424,071,868)	228,648,384

180,292,854	242,386,845	3,662,559,263	3,433,910,879

$187,229,318	$180,292,854	$3,238,487,395	$3,662,559,263

$2,339,508	$3,214,441	$44,770,081	$54,894,926

MassMutual Select Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MassMutual Select Equity Opportunities Fund
	Year Ended September 30, 2017	Year Ended September 30, 2016
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$13,098,352	$9,762,180
Net realized gain (loss)	202,257,588	21,331,073
Net change in unrealized appreciation (depreciation)	(48,902,496)	68,738,687

Net increase (decrease) in net assets resulting from operations	166,453,444	99,831,940

Distributions to shareholders (Note 2):
From net investment income:
Class I	(3,086,365)	(4,096,929)
Class R5	(2,663,772)	(3,911,958)
Service Class	(833,175)	(1,222,029)
Administrative Class	(940,019)	(1,453,204)
Class A	(991,150)	(2,357,730)
Class R4	(96,161)	(64,180)
Class R3	(37,120)	(47,379)

Total distributions from net investment income	(8,647,762)	(13,153,409)

From net realized gains:
Class I	(4,140,218)	(33,305,260)
Class R5	(3,855,545)	(34,110,272)
Service Class	(1,309,708)	(11,384,357)
Administrative Class	(1,630,642)	(14,481,287)
Class A	(2,472,628)	(28,593,552)
Class R4	(159,443)	(583,244)
Class R3	(81,348)	(482,246)

Total distributions from net realized gains	(13,649,532)	(122,940,218)

Net fund share transactions (Note 5):
Class I	(29,785,502)	4,192,341
Class R5	(37,422,382)	(26,306,262)
Service Class	(21,694,996)	(3,009,686)
Administrative Class	(24,421,399)	(3,973,770)
Class A	(62,902,891)	(24,741,038)
Class R4	481,824	4,526,558
Class R3	(1,171,270)	1,373,007

Increase (decrease) in net assets from fund share transactions	(176,916,616)	(47,938,850)

Total increase (decrease) in net assets	(32,760,466)	(84,200,537)
Net assets
Beginning of year	732,585,261	816,785,798

End of year	$699,824,795	$732,585,261

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$11,649,127	$7,130,828

Distributions in excess of net investment income included in net assets at end of year	$-	$-

The accompanying notes are an integral part of the financial statements.

MassMutual Select Fundamental Growth Fund		MassMutual Select Blue Chip Growth Fund
Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2017	Year Ended September 30, 2016

$1,153,544	$995,469	$4,367,148	$2,359,946
9,208,155	13,633,746	86,188,046	67,494,968
12,573,984	266,727	331,132,748	130,056,054

22,935,683	14,895,942	421,687,942	199,910,968

(568,154)	(751,915)	(3,139,236)	(1,935,400)
(196,932)	(179,581)	(1,764,182)	(2,166,584)
(56,808)	(47,013)	(728,699)	(905,314)
(77,813)	(74,962)	(710,970)	(585,084)
(76,213)	(67,082)	(97,869)	(47,459)
(14,271)	(2,144)	(141,097)	(66,043)
(11,658)	(3,962)	(51,241)	(21,466)

(1,001,849)	(1,126,659)	(6,633,294)	(5,727,350)

(6,386,963)	(8,068,438)	(20,985,062)	(54,421,472)
(2,457,311)	(2,154,268)	(14,348,294)	(76,223,871)
(780,847)	(639,638)	(7,798,720)	(36,595,844)
(1,224,123)	(1,150,105)	(9,408,039)	(38,222,083)
(1,884,654)	(1,953,737)	(6,373,156)	(26,595,883)
(196,524)	(30,274)	(2,005,791)	(3,897,139)
(217,771)	(52,494)	(1,145,122)	(1,142,260)

(13,148,193)	(14,048,954)	(62,064,184)	(237,098,552)

13,856,923	(18,509,803)	391,344,715	190,504,053
1,295,550	3,018,021	5,560,864	(99,893,271)
1,527,291	949,076	(96,863,942)	24,094,939
80,926	228,682	(17,916,000)	13,689,494
(1,783,892)	(1,046,308)	(25,616,346)	16,657,548
2,008,018	513,190	12,048,414	24,392,703
831,535	1,214,767	12,039,472	18,511,152

17,816,351	(13,632,375)	280,597,177	187,956,618

26,601,992	(13,912,046)	633,587,641	145,041,684

115,256,833	129,168,879	1,552,553,640	1,407,511,956

$141,858,825	$115,256,833	$2,186,141,281	$1,552,553,640

$713,998	$578,510	$-	$-

$-	$-	$(244,999)	$(211,953)

MassMutual Select Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MassMutual Select Growth Opportunities Fund
	Year Ended September 30, 2017	Year Ended September 30, 2016
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$(2,660,129)	$(2,507,396)
Net realized gain (loss)	105,570,021	67,533,040
Net change in unrealized appreciation (depreciation)	40,832,576	18,055,615

Net increase (decrease) in net assets resulting from operations	143,742,468	83,081,259

Distributions to shareholders (Note 2):
From net investment income:
Class I	-	-
Class R5	-	-
Service Class	-	-
Administrative Class	-	-
Class A	-	-
Class R4	-	-
Class R3	-	-

Total distributions from net investment income	-	-

From net realized gains:
Class I	(24,329,924)	(38,981,121)
Class R5	(13,168,716)	(23,803,912)
Service Class	(10,598,292)	(17,831,054)
Administrative Class	(6,692,874)	(12,455,719)
Class A	(7,450,992)	(16,598,049)
Class R4	(635,215)	(652,252)
Class R3	(74,953)	(102,779)

Total distributions from net realized gains	(62,950,966)	(110,424,886)

Net fund share transactions (Note 5):
Class I	(11,535,750)	6,394,311
Class R5	(25,784,839)	(22,570,065)
Service Class	(83,044,569)	5,172,386
Administrative Class	(10,096,823)	(12,272,827)
Class A	(34,071,111)	(30,532,043)
Class R4	1,559,795	4,494,851
Class R3	89,296	148,347

Increase (decrease) in net assets from fund share transactions	(162,884,001)	(49,165,040)

Total increase (decrease) in net assets	(82,092,499)	(76,508,667)
Net assets
Beginning of year	897,330,365	973,839,032

End of year	$815,237,866	$897,330,365

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$(2,439,365)	$(2,120,926)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid-Cap Value Fund		MassMutual Select Small Cap Value Equity Fund
Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2017	Year Ended September 30, 2016

$1,589,965	$1,275,270	$895,727	$846,197
12,502,020	1,495,668	19,228,925	11,666,378
2,329,507	16,772,568	11,861,896	12,556,690

16,421,492	19,543,506	31,986,548	25,069,265

(1,608,595)	(1,281,970)	(556,291)	(408,152)
(107,757)	(72,905)	(181,044)	(449,400)
(27,561)	(30,765)	(20,709)	(32,438)
(9,697)	(1,206)	(25,697)	(9,022)
(18,927)	(11,553)	(769)	(2,458)
(1,475)	(886)	(1,325)	(5,128)
(901)	(609)	-	(88)

(1,774,913)	(1,399,894)	(785,835)	(906,686)

(2,029,336)	(12,944,843)	(6,446,918)	(2,321,956)
(144,318)	(891,064)	(2,770,889)	(3,117,262)
(41,340)	(388,558)	(405,040)	(226,348)
(13,769)	(35,387)	(453,776)	(141,014)
(36,978)	(324,216)	(497,585)	(227,926)
(2,384)	(13,658)	(85,386)	(38,293)
(1,990)	(13,243)	(28,154)	(5,311)

(2,270,115)	(14,610,969)	(10,687,748)	(6,078,110)

(35,983,720)	(25,212,907)	(21,941,796)	45,464,579
(607,482)	(1,404,204)	(11,297,085)	(48,503,305)
(395,818)	(574,857)	741,620	3,657,179
74,331	381,890	3,516,415	(1,758,964)
213,204	(527,870)	619,510	1,704,295
21,787	1,237	530,447	1,027,529
210,755	12,789	678,712	277,968

(36,466,943)	(27,323,922)	(27,152,177)	1,869,281

(24,090,479)	(23,791,279)	(6,639,212)	19,953,750

118,623,200	142,414,479	195,790,490	175,836,740

$94,532,721	$118,623,200	$189,151,278	$195,790,490

$786,972	$1,084,869	$683,377	$573,691

MassMutual Select Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MassMutual Select Small Company Value Fund
	Year Ended September 30, 2017	Year Ended September 30, 2016
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$1,677,840	$2,464,670
Net realized gain (loss)	41,058,923	1,127,816
Net change in unrealized appreciation (depreciation)	9,543,874	31,324,876

Net increase (decrease) in net assets resulting from operations	52,280,637	34,917,362

Distributions to shareholders (Note 2):
From net investment income:
Class I	(1,408,250)	(850,085)
Class R5	(1,125,976)	(636,073)
Service Class	(124,519)	(67,956)
Administrative Class	(138,596)	(57,520)
Class A	(124,224)	(9,255)
Class R4	(4,033)	(297)
Class R3	(597)	-

Total distributions from net investment income	(2,926,195)	(1,621,186)

From net realized gains:
Class I	(839,215)	(28,358,964)
Class R5	(732,702)	(26,816,038)
Service Class	(92,673)	(3,864,438)
Administrative Class	(111,226)	(4,094,745)
Class A	(162,945)	(7,146,651)
Class R4	(2,923)	(25,297)
Class R3	(684)	(15,919)

Total distributions from net realized gains	(1,942,368)	(70,322,052)

Net fund share transactions (Note 5):
Class I	(34,106,551)	13,522,455
Class R5	(39,506,976)	(5,581,055)
Service Class	(5,261,860)	1,102,624
Administrative Class	(4,281,189)	512,933
Class A	(7,547,781)	(252,521)
Class R4	257,653	100,718
Class R3	75,470	33,959

Increase (decrease) in net assets from fund share transactions	(90,371,234)	9,439,113

Total increase (decrease) in net assets	(42,959,160)	(27,586,763)
Net assets
Beginning of year	291,763,708	319,350,471

End of year	$248,804,548	$291,763,708

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$946,641	$2,179,161

The accompanying notes are an integral part of the financial statements.

MM S&P Mid Cap Index Fund		MM Russell 2000 Small Cap Index Fund
Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2017	Year Ended September 30, 2016

$3,273,007	$4,078,986	$2,786,025	$3,824,023
21,698,634	27,261,689	21,040,050	14,419,724
34,335,910	11,645,536	31,029,893	24,177,978

59,307,551	42,986,211	54,855,968	42,421,725

(1,256,426)	(1,884,209)	(1,878,258)	(2,171,643)
(340,047)	(144,757)	(221,776)	(95,684)
(351,574)	(161,524)	(214,609)	(73,428)
(774,228)	(500,702)	(539,724)	(290,228)
(447,496)	(290,077)	(194,294)	(93,134)
(485,310)	(195,232)	(358,183)	(136,086)
(386,975)	(137,526)	(254,434)	(88,306)

(4,042,056)	(3,314,027)	(3,661,278)	(2,948,509)

(7,100,135)	(5,940,987)	(7,366,279)	(4,491,792)
(2,026,274)	(486,746)	(919,931)	(212,931)
(2,291,760)	(638,431)	(964,194)	(193,449)
(5,521,317)	(2,141,360)	(2,667,295)	(834,189)
(3,913,155)	(1,565,793)	(1,180,862)	(378,901)
(3,599,543)	(775,045)	(1,875,929)	(353,998)
(3,308,462)	(577,513)	(1,519,544)	(244,700)

(27,760,646)	(12,125,875)	(16,494,034)	(6,709,960)

(28,879,102)	(74,001,329)	(88,400,711)	(76,193,569)
2,777,178	8,233,835	(585,620)	5,768,863
1,297,500	4,752,029	3,959,943	3,686,370
(5,233,497)	7,809,259	2,492,440	8,508,048
(11,054,790)	6,324,124	850,852	3,328,695
85,981,538	20,280,246	27,715,365	16,962,829
101,791,300	22,951,665	29,814,755	14,260,660

146,680,127	(3,650,171)	(24,152,976)	(23,678,104)

174,184,976	23,896,138	10,547,680	9,085,152

294,722,365	270,826,227	271,370,926	262,285,774

$468,907,341	$294,722,365	$281,918,606	$271,370,926

$2,338,708	$3,002,483	$1,675,266	$2,564,363

MassMutual Select Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MassMutual Select Mid Cap Growth Fund
	Year Ended September 30, 2017	Year Ended September 30, 2016
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$(4,459,099)	$(2,084,037)
Net realized gain (loss)	331,697,192	147,023,683
Net change in unrealized appreciation (depreciation)	408,183,240	148,866,837

Net increase (decrease) in net assets resulting from operations	735,421,333	293,806,483

Distributions to shareholders (Note 2):
From net investment income:
Class I	(2,934,635)	-
Class R5	(489,137)	-
Service Class	-	-
Administrative Class	-	-
Class A	-	-
Class R4	-	-
Class R3	-	-

Total distributions from net investment income	(3,423,772)	-

From net realized gains:
Class I	(79,202,488)	(81,785,351)
Class R5	(33,707,189)	(55,211,743)
Service Class	(10,407,836)	(20,768,068)
Administrative Class	(15,578,988)	(30,187,112)
Class A	(13,641,841)	(27,155,559)
Class R4	(3,089,225)	(1,661,395)
Class R3	(900,059)	(625,778)

Total distributions from net realized gains	(156,527,626)	(217,395,006)

Tax return of capital:
Class I	-	-
Class R5	-	-
Service Class	-	-
Administrative Class	-	-
Class A	-	-
Class R4	-	-
Class R3	-	-

Total tax return of capital	-	-

Net fund share transactions (Note 5):
Class I	1,062,805,596	803,773,454
Class R5	212,235,822	168,193,351
Service Class	(12,393,539)	(6,304,691)
Administrative Class	(44,130,804)	(29,690,315)
Class A	(57,066,586)	(10,220,087)
Class R4	60,018,061	40,927,154
Class R3	10,622,867	8,881,610

Increase (decrease) in net assets from fund share transactions	1,232,091,417	975,560,476

Total increase (decrease) in net assets	1,807,561,352	1,051,971,953
Net assets
Beginning of year	3,435,570,501	2,383,598,548

End of year	$5,243,131,853	$3,435,570,501

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$-	$(2,548,908)

Distributions in excess of net investment income included in net assets at end of year	$(6,053,064)	$-

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Growth Equity Fund		MM MSCI EAFE International Index Fund
Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2017	Year Ended September 30, 2016

$(755,769)	$(740,561)	$5,991,137	$12,136,097
54,324,847	(27,626,352)	1,003,324	4,840,199
41,528,101	67,899,260	36,160,869	4,610,492

95,097,179	39,532,347	43,155,330	21,586,788

-	-	(4,530,030)	(6,785,859)
-	-	(1,577,963)	(607,053)
-	-	(853,253)	(309,406)
-	-	(1,954,094)	(736,427)
-	-	(638,937)	(237,035)
-	-	(1,392,338)	(244,763)
-	-	(1,261,717)	(231,410)

-	-	(12,208,332)	(9,151,953)

-	(49,177,897)	(1,569,875)	(713,404)
-	(32,616,960)	(556,282)	(65,592)
-	(8,890,222)	(309,451)	(36,223)
-	(7,088,429)	(725,106)	(89,660)
-	(10,904,104)	(248,397)	(32,786)
-	(180,373)	(518,141)	(28,097)
-	(119,351)	(487,173)	(27,157)

-	(108,977,336)	(4,414,425)	(992,919)

-	(69,823)	-	-
-	(46,310)	-	-
-	(12,622)	-	-
-	(10,064)	-	-
-	(15,482)	-	-
-	(256)	-	-
-	(170)	-	-

-	(154,727)	-	-

(23,800,307)	65,409,071	(62,633,701)	(190,445,217)
(22,374,538)	(25,489,734)	(18,781,242)	15,464,582
(8,869,716)	6,878,171	5,614,526	1,319,875
(4,471,750)	818,188	(345,793)	4,903,152
(11,198,722)	2,056,514	2,929,024	399,928
2,693,470	1,395,690	14,025,334	18,287,049
609,008	994,687	12,071,859	19,010,376

(67,412,555)	52,062,587	(47,119,993)	(131,060,255)

27,684,624	(17,537,129)	(20,587,420)	(119,618,339)

504,976,584	522,513,713	246,876,159	366,494,498

$532,661,208	$504,976,584	$226,288,739	$246,876,159

$(899,138)	$(801,335)	$5,471,885	$11,095,650

$-	$-	$-	$-

MassMutual Select Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MassMutual Select Overseas Fund
	Year Ended September 30, 2017	Year Ended September 30, 2016
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$9,602,337	$11,332,840
Net realized gain (loss)	33,668,045	(20,719,067)
Net change in unrealized appreciation (depreciation)	92,380,622	35,851,044

Net increase (decrease) in net assets resulting from operations	135,651,004	26,464,817

Distributions to shareholders (Note 2):
From net investment income:
Class I	(7,122,357)	(5,063,565)
Class R5	(2,873,471)	(2,456,793)
Service Class	(1,364,491)	(1,082,851)
Administrative Class	(720,851)	(473,888)
Class A	(941,459)	(620,779)
Class R4	(115,855)	(52,843)
Class R3	(32,726)	(16,976)

Total distributions from net investment income	(13,171,210)	(9,767,695)

Net fund share transactions (Note 5):
Class I	(75,489,018)	28,654,909
Class R5	(12,498,282)	(25,640,587)
Service Class	(33,246,958)	(8,986,925)
Administrative Class	(4,651,234)	458,898
Class A	(20,103,297)	(1,318,821)
Class R4	(373,295)	2,959,175
Class R3	861,394	602,560

Increase (decrease) in net assets from fund share transactions	(145,500,690)	(3,270,791)

Total increase (decrease) in net assets	(23,020,896)	13,426,331
Net assets
Beginning of year	641,640,965	628,214,634

End of year	$618,620,069	$641,640,965

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$8,888,581	$11,620,236

The accompanying notes are an integral part of the financial statements.

[THIS PAGE INTENTIONALLY LEFT BLANK]

MassMutual Select Total Return Bond Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers (including interest expense)		Ratio of expenses to average daily net assets after expense waivers (including interest expense)[j]		Ratio of expenses to average daily net assets after expense waivers (excluding interest expense)[j]		Net investment income (loss) to average daily net assets (including interest expense)
Class I
9/30/17	$10.43	$0.22	$(0.18)	$0.04	$(0.27)	$(0.21)	$(0.48)	$9.99	0.57%		$361,805	0.35%		N/A		N/A		2.18%
9/30/16	10.17	0.21	0.30	0.51	(0.22)	(0.03)	(0.25)	10.43	5.10%		303,783	0.37%		0.34%		0.34%		2.02%
9/30/15[i]	10.10	0.14	(0.06)	0.08	(0.00)[d]	(0.01)	(0.01)	10.17	0.79%	[b]	534,131	0.39%	[a]	0.34%	[a]	0.34%	[a]	1.81%	[a]
12/31/14	10.12	0.21	0.23	0.44	(0.31)	(0.15)	(0.46)	10.10	4.39%		459,950	0.41%	[p]	0.40%	[p]	0.40%	[n]	2.07%
12/31/13	10.55	0.20	(0.35)	(0.15)	(0.26)	(0.02)	(0.28)	10.12	(1.43%	)	420,872	0.40%	[p]	N/A		N/A		1.87%
12/31/12	9.98	0.26	0.71	0.97	(0.38)	(0.02)	(0.40)	10.55	9.74%		440,229	0.41%	[p]	N/A		N/A		2.43%
Class R5
9/30/17	$10.41	$0.20	$(0.18)	$0.02	$(0.26)	$(0.21)	$(0.47)	$9.96	0.36%		$68,491	0.45%		N/A		N/A		2.04%
9/30/16	10.15	0.20	0.30	0.50	(0.21)	(0.03)	(0.24)	10.41	5.01%		115,428	0.47%		0.44%		0.44%		1.94%
9/30/15[i]	10.08	0.13	(0.05)	0.08	(0.00)[d]	(0.01)	(0.01)	10.15	0.79%	[b]	166,482	0.49%	[a]	0.44%	[a]	0.44%	[a]	1.70%	[a]
12/31/14	10.10	0.21	0.22	0.43	(0.30)	(0.15)	(0.45)	10.08	4.26%		148,821	0.52%	[p]	0.51%	[p]	0.51%	[n]	1.98%
12/31/13	10.54	0.18	(0.35)	(0.17)	(0.25)	(0.02)	(0.27)	10.10	(1.68%	)	175,117	0.55%	[p]	N/A		N/A		1.72%
12/31/12	9.97	0.24	0.72	0.96	(0.37)	(0.02)	(0.39)	10.54	9.62%		169,086	0.56%	[p]	N/A		N/A		2.26%
Service Class
9/30/17	$10.45	$0.19	$(0.19)	$-	$(0.24)	$(0.21)	$(0.45)	$10.00	0.25%		$158,965	0.55%		N/A		N/A		1.95%
9/30/16	10.17	0.19	0.31	0.50	(0.19)	(0.03)	(0.22)	10.45	5.04%		193,887	0.57%		0.54%		0.54%		1.83%
9/30/15[i]	10.12	0.12	(0.06)	0.06	(0.00)[d]	(0.01)	(0.01)	10.17	0.59%	[b]	209,728	0.59%	[a]	0.54%	[a]	0.54%	[a]	1.54%	[a]
12/31/14	10.13	0.19	0.23	0.42	(0.28)	(0.15)	(0.43)	10.12	4.23%		316,778	0.62%	[p]	0.62%	k,[p]	0.62%	[k],n	1.86%
12/31/13	10.56	0.17	(0.35)	(0.18)	(0.23)	(0.02)	(0.25)	10.13	(1.78%	)	355,678	0.67%	[p]	N/A		N/A		1.60%
12/31/12	9.99	0.23	0.71	0.94	(0.35)	(0.02)	(0.37)	10.56	9.43%		481,613	0.68%	[p]	N/A		N/A		2.15%

	Year ended September 30		Period ended September 30, 2015[b]	Year ended December 31
	2017	2016		2014	2013	2012
Portfolio turnover rate	289%	264%	264%	453%[u]	460%[u]	501%[u]

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
k	Amount waived had no impact on the ratio of expenses to average daily net assets.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
n	Amount of interest expense had no impact on the ratio of expenses to average daily net assets.
p	Interest expense incurred as a result of entering into reverse repurchase agreements and Treasury roll transactions is included in the Fund’s net expenses in the Statements of Operations. Income earned on investing proceeds from reverse repurchase agreements and Treasury roll transactions is included in interest income in the Statements of Operations.
u	Excludes dollar roll transactions. Including these transactions, the portfolio turnover would have been 456%, 479% and 509% as of December 31, 2014, December 31, 2013 and December 31, 2012, respectively.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers (including interest expense)		Ratio of expenses to average daily net assets after expense waivers (including interest expense)[j]		Ratio of expenses to average daily net assets after expense waivers (excluding interest expense)[j]		Net investment income (loss) to average daily net assets (including interest expense)
Administrative Class
9/30/17	$10.37	$0.18	$(0.18)	$-	$(0.23)	$(0.21)	$(0.44)	$9.93	0.19%		$63,399	0.65%		N/A		N/A		1.86%
9/30/16	10.11	0.17	0.31	0.48	(0.19)	(0.03)	(0.22)	10.37	4.80%		80,444	0.67%		0.64%		0.64%		1.73%
9/30/15[i]	10.06	0.11	(0.05)	0.06	(0.00)[d]	(0.01)	(0.01)	10.11	0.59%	[b]	89,080	0.69%	[a]	0.64%	[a]	0.64%	[a]	1.49%	[a]
12/31/14	10.07	0.18	0.23	0.41	(0.27)	(0.15)	(0.42)	10.06	4.14%		86,220	0.72%	[p]	0.71%	[p]	0.71%	[n]	1.74%
12/31/13	10.51	0.16	(0.35)	(0.19)	(0.23)	(0.02)	(0.25)	10.07	(1.86%	)	107,501	0.75%	[p]	N/A		N/A		1.52%
12/31/12	9.95	0.22	0.71	0.93	(0.35)	(0.02)	(0.37)	10.51	9.35%		99,987	0.76%	[p]	N/A		N/A		2.06%
Class A
9/30/17	$10.38	$0.17	$(0.19)	$(0.02)	$(0.22)	$(0.21)	$(0.43)	$9.93	(0.01%	)	$4,703	0.90%		N/A		N/A		1.68%
9/30/16	10.13	0.15	0.31	0.46	(0.18)	(0.03)	(0.21)	10.38	4.62%		1,943	0.92%		0.89%		0.89%		1.47%
9/30/15[i]	10.10	0.11	(0.07)	0.04	(0.00)[d]	(0.01)	(0.01)	10.13	0.39%	[b]	1,998	0.94%	[a]	0.89%	[a]	0.89%	[a]	1.45%	[a]
12/31/14[h]	10.25	0.11	0.16	0.27	(0.27)	(0.15)	(0.42)	10.10	2.65%	[b]	119	0.96%	[a,p]	0.95%	[a,p]	0.95%	[a,n]	1.36%	[a]
Class R4
9/30/17	$10.43	$0.17	$(0.19)	$(0.02)	$(0.21)	$(0.21)	$(0.42)	$9.99	0.02%		$221,969	0.80%		N/A		N/A		1.71%
9/30/16	10.16	0.16	0.31	0.47	(0.17)	(0.03)	(0.20)	10.43	4.70%		295,696	0.82%		0.79%		0.79%		1.58%
9/30/15[i]	10.12	0.10	(0.05)	0.05	(0.00)[d]	(0.01)	(0.01)	10.16	0.49%	[b]	336,956	0.84%	[a]	0.79%	[a]	0.79%	[a]	1.33%	[a]
12/31/14	10.14	0.17	0.22	0.39	(0.26)	(0.15)	(0.41)	10.12	3.88%		385,955	0.86%	[p]	0.85%	[p]	0.85%	[n]	1.62%
12/31/13	10.56	0.15	(0.35)	(0.20)	(0.20)	(0.02)	(0.22)	10.14	(1.94%	)	463,236	0.85%	[p]	N/A		N/A		1.41%
12/31/12	9.99	0.21	0.71	0.92	(0.33)	(0.02)	(0.35)	10.56	9.25%		766,346	0.86%	[p]	N/A		N/A		1.98%
Class R3
9/30/17	$10.35	$0.14	$(0.19)	$(0.05)	$(0.19)	$(0.21)	$(0.40)	$9.90	(0.27%	)	$35,633	1.05%		N/A		N/A		1.46%
9/30/16	10.08	0.13	0.32	0.45	(0.15)	(0.03)	(0.18)	10.35	4.49%		46,206	1.07%		1.04%		1.04%		1.33%
9/30/15[i]	10.06	0.08	(0.05)	0.03	(0.00)[d]	(0.01)	(0.01)	10.08	0.29%	[b]	48,998	1.09%	[a]	1.04%	[a]	1.04%	[a]	1.09%	[a]
12/31/14	10.08	0.14	0.22	0.36	(0.23)	(0.15)	(0.38)	10.06	3.66%		49,462	1.11%	[p]	1.10%	[p]	1.10%	[n]	1.37%
12/31/13	10.52	0.12	(0.35)	(0.23)	(0.19)	(0.02)	(0.21)	10.08	(2.21%	)	48,925	1.10%	[p]	N/A		N/A		1.17%
12/31/12	9.97	0.18	0.71	0.89	(0.32)	(0.02)	(0.34)	10.52	9.02%		44,647	1.11%	[p]	N/A		N/A		1.71%

MassMutual Select Strategic Bond Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations				Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments		Total income (loss) from investment operations	From net investment income	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
9/30/17	$10.67	$0.27	$(0.01	)aa	$0.26	$(0.28)	$(0.28)	$10.65	2.64%		$178,204	0.50%		0.48%		2.59%
9/30/16	10.22	0.29	0.46		0.75	(0.30)	(0.30)	10.67	7.62%		99,498	0.54%		0.48%		2.80%
9/30/15[i]	10.15	0.20	(0.13)		0.07	(0.00)[d]	(0.00)[d]	10.22	0.72%	[b]	68,561	0.59%	[a]	0.48%	[a]	2.61%	[a]
12/31/14[h]	10.09	0.25	0.18		0.43	(0.37)	(0.37)	10.15	4.32%	[b]	54,827	0.60%	[a]	0.48%	[a]	3.20%	[a]
Class R5
9/30/17	$10.67	$0.26	$(0.01	)aa	$0.25	$(0.27)	$(0.27)	$10.65	2.55%		$71,341	0.60%		0.58%		2.53%
9/30/16	10.22	0.28	0.46		0.74	(0.29)	(0.29)	10.67	7.51%		61,789	0.64%		0.58%		2.70%
9/30/15[i]	10.16	0.19	(0.13)		0.06	(0.00)[d]	(0.00)[d]	10.22	0.62%	[b]	50,846	0.69%	[a]	0.58%	[a]	2.51%	[a]
12/31/14	9.82	0.32	0.38		0.70	(0.36)	(0.36)	10.16	7.13%		46,966	0.70%		0.63%		3.11%
12/31/13	10.34	0.29	(0.45)		(0.16)	(0.36)	(0.36)	9.82	(1.51%	)	82,091	0.69%		N/A		2.87%
12/31/12	9.91	0.31	0.47		0.78	(0.35)	(0.35)	10.34	7.86%		82,408	0.68%		N/A		3.02%
Service Class
9/30/17	$10.67	$0.25	$(0.02	)aa	$0.23	$(0.26)	$(0.26)	$10.64	2.30%		$66,969	0.70%		0.68%		2.40%
9/30/16	10.22	0.27	0.47		0.74	(0.29)	(0.29)	10.67	7.42%		47,296	0.74%		0.68%		2.61%
9/30/15[i]	10.17	0.19	(0.14)		0.05	(0.00)[d]	(0.00)[d]	10.22	0.52%	[b]	59,568	0.79%	[a]	0.68%	[a]	2.41%	[a]
12/31/14	9.83	0.31	0.38		0.69	(0.35)	(0.35)	10.17	7.08%		51,447	0.79%		0.70%		3.02%
12/31/13	10.35	0.29	(0.45)		(0.16)	(0.36)	(0.36)	9.83	(1.55%	)	37,806	0.74%		N/A		2.85%
12/31/12	9.92	0.31	0.46		0.77	(0.34)	(0.34)	10.35	7.79%		25,412	0.73%		N/A		2.96%

	Year ended September 30		Period ended September 30, 2015[b]	Year ended December 31
	2017	2016		2014	2013	2012
Portfolio turnover rate	224%	207%	191%	308%	352%	417%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
aa	The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) for the period due to the timing of purchases and redemptions of Fund shares in relation to the fluctuating market values of the Fund.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations				Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments		Total income (loss) from investment operations	From net investment income	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Administrative Class
9/30/17	$10.64	$0.24	$(0.01	)aa	$0.23	$(0.26)	$(0.26)	$10.61	2.30%		$66,460	0.80%		0.78%		2.33%
9/30/16	10.18	0.26	0.47		0.73	(0.27)	(0.27)	10.64	7.39%		42,980	0.84%		0.78%		2.50%
9/30/15[i]	10.14	0.18	(0.14)		0.04	(0.00)[d]	(0.00)[d]	10.18	0.42%	[b]	36,812	0.89%	[a]	0.78%	[a]	2.31%	[a]
12/31/14	9.81	0.30	0.38		0.68	(0.35)	(0.35)	10.14	6.94%		28,065	0.90%		0.80%		2.91%
12/31/13	10.32	0.27	(0.45)		(0.18)	(0.33)	(0.33)	9.81	(1.73%	)	14,613	0.89%		N/A		2.59%
12/31/12	9.90	0.29	0.46		0.75	(0.33)	(0.33)	10.32	7.57%		31,753	0.88%		N/A		2.81%
Class A
9/30/17	$10.60	$0.21	$(0.01	)aa	$0.20	$(0.23)	$(0.23)	$10.57	1.99%		$53,329	1.05%		1.03%		2.07%
9/30/16	10.15	0.23	0.47		0.70	(0.25)	(0.25)	10.60	7.12%		45,782	1.09%		1.03%		2.25%
9/30/15[i]	10.13	0.16	(0.14)		0.02	(0.00)[d]	(0.00)[d]	10.15	0.22%	[b]	40,577	1.14%	[a]	1.03%	[a]	2.07%	[a]
12/31/14	9.80	0.27	0.38		0.65	(0.32)	(0.32)	10.13	6.66%		32,540	1.15%		1.06%		2.65%
12/31/13	10.31	0.24	(0.43)		(0.19)	(0.32)	(0.32)	9.80	(1.89%	)	27,677	1.14%		N/A		2.40%
12/31/12	9.89	0.26	0.46		0.72	(0.30)	(0.30)	10.31	7.27%		37,774	1.13%		N/A		2.57%
Class R4
9/30/17	$10.58	$0.22	$(0.01	)aa	$0.21	$(0.24)	$(0.24)	$10.55	2.15%		$61,286	0.95%		0.93%		2.14%
9/30/16	10.15	0.24	0.47		0.71	(0.28)	(0.28)	10.58	7.20%		26,419	0.99%		0.93%		2.36%
9/30/15[i]	10.12	0.18	(0.15)		0.03	(0.00)[d]	(0.00)[d]	10.15	0.32%	[b]	14,724	1.04%	[a]	0.93%	[a]	2.36%	[a]
12/31/14[h]	10.06	0.21	0.19		0.40	(0.34)	(0.34)	10.12	3.99%	[b]	104	1.05%	[a]	0.93%	[a]	2.75%	[a]
Class R3
9/30/17	$10.50	$0.19	$(0.01	)aa	$0.18	$(0.23)	$(0.23)	$10.45	1.84%		$16,295	1.20%		1.18%		1.90%
9/30/16	10.06	0.22	0.46		0.68	(0.24)	(0.24)	10.50	6.95%		5,810	1.24%		1.18%		2.12%
9/30/15[i]	10.05	0.15	(0.14)		0.01	(0.00)[d]	(0.00)[d]	10.06	0.13%	[b]	2,904	1.29%	[a]	1.18%	[a]	1.94%	[a]
12/31/14	9.75	0.25	0.38		0.63	(0.33)	(0.33)	10.05	6.44%		1,978	1.33%		1.24%		2.49%
12/31/13	10.26	0.21	(0.44)		(0.23)	(0.28)	(0.28)	9.75	(2.22%	)	974	1.44%		N/A		2.11%
12/31/12	9.85	0.23	0.46		0.69	(0.28)	(0.28)	10.26	7.00%		1,130	1.43%		N/A		2.26%

MassMutual Select Diversified Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets		Net investment income (loss) to average daily net assets
Class I
9/30/17	$14.90	$0.30	$2.47	$2.77	$(0.35)	$(0.63)	$(0.98)	$16.69	19.25%		$145,732	0.58%		1.90%
9/30/16	13.64	0.27	1.20	1.47	(0.21)	-	(0.21)	14.90	10.89%		251,684	0.57%		1.90%
9/30/15[i]	14.86	0.18	(1.35)	(1.17)	(0.05)	-	(0.05)	13.64	(7.91%	)[b]	75,827	0.58%	[a]	1.66%	[a]
12/31/14[h]	13.89	0.17	1.10	1.27	(0.30)	-	(0.30)	14.86	9.20%	[b]	97,877	0.55%	[a]	1.56%	[a]
Class R5
9/30/17	$14.90	$0.29	$2.47	$2.76	$(0.32)	$(0.63)	$(0.95)	$16.71	19.16%		$50,361	0.68%		1.83%
9/30/16	13.64	0.28	1.18	1.46	(0.20)	-	(0.20)	14.90	10.78%		46,830	0.67%		2.00%
9/30/15[i]	14.87	0.17	(1.35)	(1.18)	(0.05)	-	(0.05)	13.64	(7.98%	)[b]	207,187	0.68%	[a]	1.58%	[a]
12/31/14	13.56	0.29	1.30	1.59	(0.28)	-	(0.28)	14.87	11.82%		235,941	0.63%		2.07%
12/31/13	10.21	0.19	3.32	3.51	(0.16)	-	(0.16)	13.56	34.40%		329,972	0.59%		1.55%
12/31/12	8.87	0.19	1.39	1.58	(0.24)	-	(0.24)	10.21	17.79%		245,589	0.59%		1.98%
Service Class
9/30/17	$14.90	$0.27	$2.47	$2.74	$(0.32)	$(0.63)	$(0.95)	$16.69	18.97%		$11,721	0.78%		1.71%
9/30/16	13.63	0.25	1.21	1.46	(0.19)	-	(0.19)	14.90	10.75%		8,656	0.77%		1.78%
9/30/15[i]	14.88	0.16	(1.36)	(1.20)	(0.05)	-	(0.05)	13.63	(8.11%	)[b]	14,983	0.78%	[a]	1.49%	[a]
12/31/14	13.57	0.25	1.33	1.58	(0.27)	-	(0.27)	14.88	11.72%		16,147	0.73%		1.76%
12/31/13	10.22	0.17	3.32	3.49	(0.14)	-	(0.14)	13.57	34.24%		21,780	0.69%		1.44%
12/31/12	8.87	0.18	1.39	1.57	(0.22)	-	(0.22)	10.22	17.74%		18,431	0.69%		1.84%

	Year ended September 30		Period ended September 30, 2015[b]	Year ended December 31
	2017	2016		2014	2013	2012
Portfolio turnover rate	71%	39%	29%	49%	44%	38%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets		Net investment income (loss) to average daily net assets
Administrative Class
9/30/17	$14.96	$0.26	$2.48	$2.74	$(0.31)	$(0.63)	$(0.94)	$16.76	18.92%		$5,176	0.88%		1.63%
9/30/16	13.68	0.24	1.20	1.44	(0.16)	-	(0.16)	14.96	10.57%		6,903	0.87%		1.66%
9/30/15[i]	14.93	0.15	(1.35)	(1.20)	(0.05)	-	(0.05)	13.68	(8.08%	)[b]	6,206	0.88%	[a]	1.38%	[a]
12/31/14	13.63	0.24	1.32	1.56	(0.26)	-	(0.26)	14.93	11.52%		9,579	0.84%		1.69%
12/31/13	10.25	0.16	3.33	3.49	(0.11)	-	(0.11)	13.63	34.13%		7,905	0.80%		1.33%
12/31/12	8.90	0.17	1.39	1.56	(0.21)	-	(0.21)	10.25	17.53%		7,642	0.80%		1.74%
Class A
9/30/17	$14.85	$0.21	$2.48	$2.69	$(0.27)	$(0.63)	$(0.90)	$16.64	18.64%		$16,573	1.13%		1.36%
9/30/16	13.58	0.20	1.20	1.40	(0.13)	-	(0.13)	14.85	10.33%		19,968	1.12%		1.43%
9/30/15[i]	14.86	0.13	(1.36)	(1.23)	(0.05)	-	(0.05)	13.58	(8.32%	)[b]	20,926	1.13%	[a]	1.14%	[a]
12/31/14	13.55	0.21	1.31	1.52	(0.21)	-	(0.21)	14.86	11.27%		23,963	1.10%		1.47%
12/31/13	10.20	0.13	3.31	3.44	(0.09)	-	(0.09)	13.55	33.78%		24,625	1.09%		1.05%
12/31/12	8.86	0.14	1.39	1.53	(0.19)	-	(0.19)	10.20	17.23%		24,405	1.09%		1.48%
Class R4
9/30/17	$14.81	$0.23	$2.46	$2.69	$(0.31)	$(0.63)	$(0.94)	$16.56	18.74%		$861	1.03%		1.47%
9/30/16	13.57	0.22	1.18	1.40	(0.16)	-	(0.16)	14.81	10.38%		711	1.02%		1.57%
9/30/15[i]	14.83	0.14	(1.35)	(1.21)	(0.05)	-	(0.05)	13.57	(8.20%	)[b]	279	1.03%	[a]	1.26%	[a]
12/31/14[h]	13.86	0.12	1.10	1.22	(0.25)	-	(0.25)	14.83	8.85%	[b]	109	1.00%	[a]	1.13%	[a]
Class R3
9/30/17	$14.83	$0.19	$2.46	$2.65	$(0.26)	$(0.63)	$(0.89)	$16.59	18.44%		$2,046	1.28%		1.22%
9/30/16	13.62	0.19	1.19	1.38	(0.17)	-	(0.17)	14.83	10.17%		1,635	1.27%		1.36%
9/30/15[i]	14.91	0.12	(1.36)	(1.24)	(0.05)	-	(0.05)	13.62	(8.36%	)[b]	247	1.28%	[a]	1.06%	[a]
12/31/14	13.61	0.18	1.31	1.49	(0.19)	-	(0.19)	14.91	11.02%		194	1.28%		1.26%
12/31/13	10.25	0.09	3.33	3.42	(0.06)	-	(0.06)	13.61	33.35%		166	1.40%		0.73%
12/31/12	8.90	0.11	1.39	1.50	(0.15)	-	(0.15)	10.25	16.88%		131	1.40%		1.12%

MassMutual Select Fundamental Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],[j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/17	$12.39	$0.23	$1.60	$1.83	$(0.25)	$(0.96)	$(1.21)	$13.01	15.49%		$594,578	0.64%		N/A	1.82%
9/30/16	12.46	0.25	1.27	1.52	(0.23)	(1.36)	(1.59)	12.39	13.21%		500,270	0.63%		N/A	2.04%
9/30/15[i]	13.97	0.17	(1.28)	(1.11)	-	(0.40)	(0.40)	12.46	(8.06%	)[b]	422,026	0.63%	[a]	N/A	1.65%	[a]
12/31/14	13.60	0.23	1.28	1.51	(0.24)	(0.90)	(1.14)	13.97	11.45%		408,068	0.65%		0.62%	1.65%
12/31/13	11.36	0.24	3.32	3.56	(0.26)	(1.06)	(1.32)	13.60	31.85%		267,342	0.74%		0.59%	1.82%
12/31/12	10.04	0.24	1.44	1.68	(0.36)	-	(0.36)	11.36	16.75%		204,268	0.74%		0.59%	2.21%
Class R5
9/30/17	$12.43	$0.21	$1.61	$1.82	$(0.23)	$(0.96)	$(1.19)	$13.06	15.41%		$368,686	0.74%		N/A	1.72%
9/30/16	12.49	0.23	1.29	1.52	(0.22)	(1.36)	(1.58)	12.43	13.12%		372,531	0.73%		N/A	1.95%
9/30/15[i]	14.01	0.16	(1.28)	(1.12)	-	(0.40)	(0.40)	12.49	(8.10%	)[b]	423,631	0.73%	[a]	N/A	1.53%	[a]
12/31/14	13.64	0.22	1.27	1.49	(0.22)	(0.90)	(1.12)	14.01	11.27%		564,826	0.78%		0.74%	1.53%
12/31/13	11.39	0.22	3.32	3.54	(0.23)	(1.06)	(1.29)	13.64	31.57%		541,839	0.94%		0.79%	1.63%
12/31/12	10.07	0.22	1.44	1.66	(0.34)	-	(0.34)	11.39	16.49%		486,471	0.94%		0.79%	2.00%
Service Class
9/30/17	$12.38	$0.20	$1.60	$1.80	$(0.22)	$(0.96)	$(1.18)	$13.00	15.24%		$60,852	0.84%		N/A	1.59%
9/30/16	12.44	0.22	1.29	1.51	(0.21)	(1.36)	(1.57)	12.38	13.06%		124,126	0.83%		N/A	1.86%
9/30/15[i]	13.97	0.15	(1.28)	(1.13)	-	(0.40)	(0.40)	12.44	(8.20%	)[b]	158,634	0.83%	[a]	N/A	1.44%	[a]
12/31/14	13.60	0.20	1.28	1.48	(0.21)	(0.90)	(1.11)	13.97	11.22%		208,770	0.86%		0.83%	1.44%
12/31/13	11.36	0.21	3.32	3.53	(0.23)	(1.06)	(1.29)	13.60	31.52%		207,094	0.98%		0.83%	1.58%
12/31/12	10.05	0.22	1.42	1.64	(0.33)	-	(0.33)	11.36	16.35%		158,864	0.98%		0.83%	1.96%

	Year ended September 30		Period ended September 30, 2015[b]	Year ended December 31
	2017	2016		2014	2013	2012
Portfolio turnover rate	13%	16%	15%	19%	18%	22%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],[j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Administrative Class
9/30/17	$12.44	$0.19	$1.61	$1.80	$(0.21)	$(0.96)	$(1.17)	$13.07	15.16%		$92,380	0.94%		N/A	1.51%
9/30/16	12.49	0.21	1.29	1.50	(0.19)	(1.36)	(1.55)	12.44	12.93%		94,316	0.93%		N/A	1.75%
9/30/15[i]	14.04	0.14	(1.29)	(1.15)	-	(0.40)	(0.40)	12.49	(8.30%	)[b]	102,932	0.93%	[a]	N/A	1.34%	[a]
12/31/14	13.65	0.19	1.29	1.48	(0.19)	(0.90)	(1.09)	14.04	11.14%		123,885	0.97%		0.94%	1.33%
12/31/13	11.40	0.19	3.33	3.52	(0.21)	(1.06)	(1.27)	13.65	31.35%		141,207	1.13%		0.98%	1.42%
12/31/12	10.09	0.20	1.43	1.63	(0.32)	-	(0.32)	11.40	16.16%		115,576	1.13%		0.98%	1.81%
Class A
9/30/17	$12.28	$0.16	$1.59	$1.75	$(0.17)	$(0.96)	$(1.13)	$12.90	14.90%		$108,447	1.19%		N/A	1.26%
9/30/16	12.35	0.18	1.26	1.44	(0.15)	(1.36)	(1.51)	12.28	12.58%		161,322	1.18%		N/A	1.50%
9/30/15[i]	13.90	0.11	(1.26)	(1.15)	-	(0.40)	(0.40)	12.35	(8.39%	)[b]	170,054	1.18%	[a]	N/A	1.08%	[a]
12/31/14	13.53	0.15	1.27	1.42	(0.15)	(0.90)	(1.05)	13.90	10.78%		215,519	1.23%		1.19%	1.08%
12/31/13	11.28	0.15	3.31	3.46	(0.15)	(1.06)	(1.21)	13.53	31.10%		272,524	1.38%		1.23%	1.18%
12/31/12	9.99	0.17	1.41	1.58	(0.29)	-	(0.29)	11.28	15.85%		332,630	1.38%		1.23%	1.56%
Class R4
9/30/17	$12.21	$0.17	$1.57	$1.74	$(0.22)	$(0.96)	$(1.18)	$12.77	14.98%		$16,370	1.09%		N/A	1.37%
9/30/16	12.32	0.20	1.26	1.46	(0.21)	(1.36)	(1.57)	12.21	12.78%		6,905	1.08%		N/A	1.66%
9/30/15[i]	13.86	0.12	(1.26)	(1.14)	-	(0.40)	(0.40)	12.32	(8.34%	)[b]	1,846	1.08%	[a]	N/A	1.25%	[a]
12/31/14[h]	13.74	0.12	1.10	1.22	(0.20)	(0.90)	(1.10)	13.86	9.16%	[b]	109	1.07%	[a]	N/A	1.11%	[a]
Class R3
9/30/17	$12.14	$0.14	$1.57	$1.71	$(0.17)	$(0.96)	$(1.13)	$12.72	14.72%		$2,936	1.34%		N/A	1.14%
9/30/16	12.25	0.16	1.25	1.41	(0.16)	(1.36)	(1.52)	12.14	12.41%		1,512	1.33%		N/A	1.34%
9/30/15[i]	13.81	0.10	(1.26)	(1.16)	-	(0.40)	(0.40)	12.25	(8.51%	)[b]	896	1.33%	[a]	N/A	0.95%	[a]
12/31/14	13.45	0.12	1.27	1.39	(0.13)	(0.90)	(1.03)	13.81	10.63%		977	1.41%		1.37%	0.88%
12/31/13	11.25	0.11	3.29	3.40	(0.14)	(1.06)	(1.20)	13.45	30.66%		1,245	1.68%		1.53%	0.88%
12/31/12	9.90	0.14	1.40	1.54	(0.19)	-	(0.19)	11.25	15.55%		878	1.68%		1.53%	1.29%

MassMutual Select Large Cap Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],j	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
9/30/17	$7.22	$0.16	$1.25	$1.41	$(0.19)	$(0.37)	$(0.56)	$8.07	20.43%		$63,373	0.72%		0.63%		2.14%
9/30/16	7.57	0.16	0.61	0.77	(0.22)	(0.90)	(1.12)	7.22	11.10%		48,768	0.70%		0.63%		2.31%
9/30/15[i]	8.29	0.12	(0.78)	(0.66)	-	(0.06)	(0.06)	7.57	(7.94%	)[b]	59,771	0.67%	[a]	0.63%	[a]	1.96%	[a]
12/31/14[h]	9.64	0.15	0.08	0.23	(0.29)	(1.29)	(1.58)	8.29	3.05%	[b]	148,996	0.64%	[a]	0.63%	[a]	2.09%	[a]
Class R5
9/30/17	$7.23	$0.15	$1.26	$1.41	$(0.19)	$(0.37)	$(0.56)	$8.08	20.27%		$82,231	0.82%		0.73%		2.05%
9/30/16	7.58	0.16	0.60	0.76	(0.21)	(0.90)	(1.11)	7.23	10.91%		89,202	0.80%		0.73%		2.19%
9/30/15[i]	8.30	0.12	(0.78)	(0.66)	-	(0.06)	(0.06)	7.58	(7.92%	)[b]	123,464	0.77%	[a]	0.73%	[a]	1.91%	[a]
12/31/14[p]	9.48	0.28	0.11	0.39	(0.28)	(1.29)	(1.57)	8.30	4.73%		172,533	0.75%		0.74%		2.92%
12/31/13	7.82	0.21	2.21	2.42	(0.25)	(0.51)	(0.76)	9.48	31.24%		337,852	0.77%		0.75%		2.33%
12/31/12	10.08	0.18	0.96	1.14	(0.17)	(3.23)	(3.40)	7.82	11.22%		336,198	0.77%		0.77%	[k]	1.67%
Service Class
9/30/17	$7.24	$0.15	$1.26	$1.41	$(0.16)	$(0.37)	$(0.53)	$8.12	20.31%		$2,272	0.92%		0.83%		2.02%
9/30/16	7.59	0.15	0.61	0.76	(0.21)	(0.90)	(1.11)	7.24	10.78%		4,159	0.90%		0.83%		2.11%
9/30/15[i]	8.32	0.11	(0.78)	(0.67)	-	(0.06)	(0.06)	7.59	(8.03%	)[b]	9,543	0.87%	[a]	0.83%	[a]	1.76%	[a]
12/31/14	9.49	0.27	0.11	0.38	(0.26)	(1.29)	(1.55)	8.32	4.59%		13,470	0.85%		0.83%		2.81%
12/31/13	7.83	0.20	2.21	2.41	(0.24)	(0.51)	(0.75)	9.49	31.11%		34,719	0.86%		0.84%		2.23%
12/31/12	10.07	0.15	0.99	1.14	(0.15)	(3.23)	(3.38)	7.83	11.22%		26,190	0.86%		0.86%	[k]	1.38%

	Year ended September 30		Period ended September 30, 2015[b]	Year ended December 31
	2017	2016		2014	2013	2012
Portfolio turnover rate	22%	8%	6%	50%	34%	107%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
k	Amount waived had no impact on the ratio of expenses to average daily net assets.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
p	Class I shares were renamed Class R5 shares on April 1, 2014.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],j	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Administrative Class
9/30/17	$7.20	$0.14	$1.25	$1.39	$(0.17)	$(0.37)	$(0.54)	$8.05	20.09%		$13,041	1.02%		0.93%		1.85%
9/30/16	7.55	0.14	0.60	0.74	(0.19)	(0.90)	(1.09)	7.20	10.61%		11,292	1.00%		0.93%		1.99%
9/30/15[i]	8.27	0.10	(0.76)	(0.66)	-	(0.06)	(0.06)	7.55	(7.95%	)[b]	15,634	0.97%	[a]	0.93%	[a]	1.70%	[a]
12/31/14	9.46	0.24	0.12	0.36	(0.26)	(1.29)	(1.55)	8.27	4.42%		25,165	0.96%		0.94%		2.48%
12/31/13	7.80	0.19	2.20	2.39	(0.22)	(0.51)	(0.73)	9.46	30.99%		29,046	1.01%		0.99%		2.08%
12/31/12	10.06	0.14	0.97	1.11	(0.14)	(3.23)	(3.37)	7.80	10.93%		41,924	1.01%		1.01%	[k]	1.34%
Class A
9/30/17	$7.18	$0.12	$1.25	$1.37	$(0.15)	$(0.37)	$(0.52)	$8.03	19.83%		$25,695	1.27%		1.18%		1.61%
9/30/16	7.52	0.12	0.61	0.73	(0.17)	(0.90)	(1.07)	7.18	10.45%		26,732	1.25%		1.18%		1.74%
9/30/15[i]	8.26	0.09	(0.77)	(0.68)	-	(0.06)	(0.06)	7.52	(8.21%	)[b]	33,802	1.22%	[a]	1.18%	[a]	1.44%	[a]
12/31/14	9.44	0.21	0.13	0.34	(0.23)	(1.29)	(1.52)	8.26	4.22%		50,363	1.21%		1.19%		2.24%
12/31/13	7.79	0.17	2.18	2.35	(0.19)	(0.51)	(0.70)	9.44	30.53%		65,907	1.26%		1.24%		1.84%
12/31/12	10.03	0.11	0.98	1.09	(0.10)	(3.23)	(3.33)	7.79	10.77%		69,701	1.26%		1.26%	[k]	1.05%
Class R4
9/30/17	$7.15	$0.13	$1.23	$1.36	$(0.18)	$(0.37)	$(0.55)	$7.96	19.84%		$564	1.17%		1.08%		1.71%
9/30/16	7.50	0.13	0.61	0.74	(0.19)	(0.90)	(1.09)	7.15	10.64%		89	1.15%		1.08%		1.85%
9/30/15[i]	8.24	0.10	(0.78)	(0.68)	-	(0.06)	(0.06)	7.50	(8.23%	)[b]	94	1.12%	[a]	1.08%	[a]	1.57%	[a]
12/31/14[h]	9.59	0.12	0.08	0.20	(0.26)	(1.29)	(1.55)	8.24	2.71%	[b]	103	1.09%	[a]	1.08%	[a]	1.68%	[a]
Class R3
9/30/17	$7.02	$0.11	$1.22	$1.33	$(0.13)	$(0.37)	$(0.50)	$7.85	19.72%		$53	1.42%		1.33%		1.46%
9/30/16	7.38	0.11	0.59	0.70	(0.16)	(0.90)	(1.06)	7.02	10.26%		51	1.40%		1.33%		1.56%
9/30/15[i]	8.12	0.08	(0.76)	(0.68)	-	(0.06)	(0.06)	7.38	(8.35%	)[b]	79	1.37%	[a]	1.33%	[a]	1.31%	[a]
12/31/14	9.30	0.19	0.14	0.33	(0.22)	(1.29)	(1.51)	8.12	4.10%		94	1.40%		1.38%		2.06%
12/31/13	7.68	0.14	2.16	2.30	(0.17)	(0.51)	(0.68)	9.30	30.27%		114	1.56%		1.54%		1.54%
12/31/12	9.93	0.07	0.97	1.04	(0.06)	(3.23)	(3.29)	7.68	10.32%		117	1.56%		1.56%	[k]	0.70%

MM S&P 500 Index Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],[j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/17	$19.40	$0.39	$3.03	$3.42	$(0.44)	$(0.79)	$(1.23)	$21.59	18.44%		$541,131	0.12%		N/A	1.95%
9/30/16	17.50	0.38	2.24	2.62	(0.36)	(0.36)	(0.72)	19.40	15.30%		1,078,531	0.12%		N/A	2.05%
9/30/15[i]	18.54	0.27	(1.26)	(0.99)	-	(0.05)	(0.05)	17.50	(5.35%	)[b]	860,720	0.12%	[a]	N/A	1.93%	[a]
12/31/14	16.99	0.34	1.94	2.28	(0.34)	(0.39)	(0.73)	18.54	13.55%		619,847	0.13%		0.11%	1.90%
12/31/13	13.20	0.32	3.93	4.25	(0.35)	(0.11)	(0.46)	16.99	32.34%		436,004	0.18%		0.08%	2.01%
12/31/12	11.66	0.29	1.57	1.86	(0.32)	-	(0.32)	13.20	15.96%		103,732	0.18%		0.08%	2.23%
Class R5
9/30/17	$19.43	$0.38	$3.03	$3.41	$(0.42)	$(0.79)	$(1.21)	$21.63	18.33%		$710,184	0.22%		N/A	1.88%
9/30/16	17.52	0.37	2.24	2.61	(0.34)	(0.36)	(0.70)	19.43	15.20%		828,915	0.22%		N/A	1.95%
9/30/15[i]	18.58	0.25	(1.26)	(1.01)	-	(0.05)	(0.05)	17.52	(5.44%	)[b]	872,011	0.22%	[a]	N/A	1.82%	[a]
12/31/14[p]	17.02	0.32	1.95	2.27	(0.32)	(0.39)	(0.71)	18.58	13.46%		1,003,654	0.23%		0.22%	1.79%
12/31/13	13.23	0.29	3.94	4.23	(0.33)	(0.11)	(0.44)	17.02	32.11%		1,003,965	0.25%		0.20%	1.88%
12/31/12	11.69	0.27	1.57	1.84	(0.30)	-	(0.30)	13.23	15.77%		833,287	0.26%		0.21%	2.07%
Service Class
9/30/17	$19.43	$0.35	$3.03	$3.38	$(0.38)	$(0.79)	$(1.17)	$21.64	18.17%		$508,135	0.37%		N/A	1.72%
9/30/16	17.52	0.34	2.24	2.58	(0.31)	(0.36)	(0.67)	19.43	15.03%		499,673	0.37%		N/A	1.80%
9/30/15[i]	18.60	0.23	(1.26)	(1.03)	-	(0.05)	(0.05)	17.52	(5.54%	)[b]	636,417	0.37%	[a]	N/A	1.66%	[a]
12/31/14	17.05	0.29	1.94	2.23	(0.29)	(0.39)	(0.68)	18.60	13.21%		736,040	0.39%		0.38%	1.63%
12/31/13	13.25	0.25	3.95	4.20	(0.29)	(0.11)	(0.40)	17.05	31.86%		609,354	0.47%		0.42%	1.66%
12/31/12	11.71	0.24	1.58	1.82	(0.28)	-	(0.28)	13.25	15.51%		516,727	0.47%		0.42%	1.86%

	Year ended September 30		Period ended September 30, 2015[b]	Year ended December 31
	2017	2016		2014	2013	2012
Portfolio turnover rate	5%	4%	2%	5%	10%	3%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
p	Class I shares were renamed Class R5 shares on April 1, 2014.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],[j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Administrative Class
9/30/17	$19.19	$0.32	$3.00	$3.32	$(0.38)	$(0.79)	$(1.17)	$21.34	18.03%		$572,199	0.47%		N/A	1.62%
9/30/16	17.30	0.32	2.22	2.54	(0.29)	(0.36)	(0.65)	19.19	14.96%		506,085	0.47%		N/A	1.70%
9/30/15[i]	18.39	0.22	(1.26)	(1.04)	-	(0.05)	(0.05)	17.30	(5.66%	)[b]	493,479	0.47%	[a]	N/A	1.57%	[a]
12/31/14	16.86	0.27	1.93	2.20	(0.28)	(0.39)	(0.67)	18.39	13.18%		557,940	0.48%		0.47%	1.54%
12/31/13	13.11	0.25	3.90	4.15	(0.29)	(0.11)	(0.40)	16.86	31.81%		335,898	0.50%		0.45%	1.63%
12/31/12	11.58	0.23	1.57	1.80	(0.27)	-	(0.27)	13.11	15.56%		269,106	0.50%		0.45%	1.82%
Class A
9/30/17	$18.92	$0.27	$2.96	$3.23	$(0.33)	$(0.79)	$(1.12)	$21.03	17.80%		$27,907	0.72%		N/A	1.37%
9/30/16	17.12	0.27	2.19	2.46	(0.30)	(0.36)	(0.66)	18.92	14.63%		21,320	0.72%		N/A	1.46%
9/30/15[i]	18.23	0.18	(1.24)	(1.06)	-	(0.05)	(0.05)	17.12	(5.82%	)[b]	11,784	0.72%	[a]	N/A	1.33%	[a]
12/31/14[h]	17.01	0.19	1.68	1.87	(0.26)	(0.39)	(0.65)	18.23	11.10%	[b]	3,314	0.72%	[a]	N/A	1.43%	[a]
Class R4
9/30/17	$19.01	$0.29	$2.97	$3.26	$(0.35)	$(0.79)	$(1.14)	$21.13	17.88%		$670,521	0.62%		N/A	1.47%
9/30/16	17.16	0.29	2.19	2.48	(0.27)	(0.36)	(0.63)	19.01	14.72%		632,838	0.62%		N/A	1.55%
9/30/15[i]	18.25	0.19	(1.23)	(1.04)	-	(0.05)	(0.05)	17.16	(5.70%	)[b]	534,856	0.62%	[a]	N/A	1.41%	[a]
12/31/14	16.74	0.24	1.90	2.14	(0.24)	(0.39)	(0.63)	18.25	12.92%		547,665	0.66%		0.63%	1.37%
12/31/13	13.02	0.22	3.87	4.09	(0.26)	(0.11)	(0.37)	16.74	31.57%		535,280	0.84%		0.65%	1.43%
12/31/12	11.51	0.21	1.55	1.76	(0.25)	-	(0.25)	13.02	15.28%		388,374	0.90%		0.65%	1.63%
Class R3
9/30/17	$18.70	$0.24	$2.91	$3.15	$(0.34)	$(0.79)	$(1.13)	$20.72	17.54%		$208,410	0.87%		N/A	1.21%
9/30/16	16.95	0.24	2.17	2.41	(0.30)	(0.36)	(0.66)	18.70	14.49%		95,197	0.87%		N/A	1.29%
9/30/15[i]	18.06	0.16	(1.22)	(1.06)	-	(0.05)	(0.05)	16.95	(5.88%	)[b]	24,643	0.87%	[a]	N/A	1.21%	[a]
12/31/14	16.58	0.19	1.90	2.09	(0.22)	(0.39)	(0.61)	18.06	12.68%		3,736	0.92%		0.89%	1.12%
12/31/13	12.90	0.17	3.83	4.00	(0.21)	(0.11)	(0.32)	16.58	31.14%		4,940	1.14%		0.95%	1.13%
12/31/12	11.41	0.17	1.53	1.70	(0.21)	-	(0.21)	12.90	14.91%		3,869	1.20%		0.95%	1.33%

MassMutual Select Equity Opportunities Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],[j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/17	$18.40	$0.41	$4.27	$4.68	$(0.27)	$(0.36)	$(0.63)	$22.45	25.85%		$228,919	0.74%		N/A	2.00%
9/30/16	19.31	0.25	2.13	2.38	(0.36)	(2.93)	(3.29)	18.40	13.56%		213,648	0.73%		N/A	1.43%
9/30/15[i]	22.69	0.28	(3.41)	(3.13)	-	(0.25)	(0.25)	19.31	(13.85%	)[b]	216,254	0.73%	[a]	N/A	1.70%	[a]
12/31/14	23.34	0.46	2.34	2.80	(0.47)	(2.98)	(3.45)	22.69	12.54%		222,925	0.74%		0.71%	1.94%
12/31/13	18.86	0.14	6.99	7.13	(0.14)	(2.51)	(2.65)	23.34	38.45%		167,586	0.78%		0.68%	0.63%
12/31/12	16.98	0.20	3.38	3.58	(0.19)	(1.51)	(1.70)	18.86	21.28%		121,833	0.78%		0.68%	1.04%
Class R5
9/30/17	$18.44	$0.39	$4.28	$4.67	$(0.25)	$(0.36)	$(0.61)	$22.50	25.73%		$207,798	0.84%		N/A	1.87%
9/30/16	19.34	0.23	2.14	2.37	(0.34)	(2.93)	(3.27)	18.44	13.44%		203,817	0.83%		N/A	1.32%
9/30/15[i]	22.74	0.27	(3.42)	(3.15)	-	(0.25)	(0.25)	19.34	(13.91%	)[b]	240,748	0.83%	[a]	N/A	1.62%	[a]
12/31/14	23.38	0.45	2.33	2.78	(0.44)	(2.98)	(3.42)	22.74	12.44%		336,501	0.84%		0.82%	1.89%
12/31/13	18.89	0.11	7.00	7.11	(0.11)	(2.51)	(2.62)	23.38	38.28%		316,010	0.90%		0.80%	0.51%
12/31/12	17.00	0.17	3.39	3.56	(0.16)	(1.51)	(1.67)	18.89	21.17%		266,390	0.90%		0.80%	0.88%
Service Class
9/30/17	$18.18	$0.35	$4.23	$4.58	$(0.23)	$(0.36)	$(0.59)	$22.17	25.59%		$61,849	0.94%		N/A	1.74%
9/30/16	19.11	0.21	2.10	2.31	(0.31)	(2.93)	(3.24)	18.18	13.31%		69,632	0.93%		N/A	1.22%
9/30/15[i]	22.49	0.25	(3.38)	(3.13)	-	(0.25)	(0.25)	19.11	(14.02%	)[b]	76,245	0.93%	[a]	N/A	1.50%	[a]
12/31/14	23.16	0.44	2.29	2.73	(0.42)	(2.98)	(3.40)	22.49	12.33%		98,642	0.94%		0.92%	1.87%
12/31/13	18.74	0.09	6.94	7.03	(0.10)	(2.51)	(2.61)	23.16	38.13%		98,784	1.00%		0.90%	0.42%
12/31/12	16.88	0.14	3.38	3.52	(0.15)	(1.51)	(1.66)	18.74	21.03%		59,000	1.00%		0.90%	0.77%

	Year ended September 30		Period ended September 30, 2015[b]	Year ended December 31
	2017	2016		2014	2013	2012
Portfolio turnover rate	131%	36%	39%	35%	27%	30%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],[j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Administrative Class
9/30/17	$17.99	$0.33	$4.19	$4.52	$(0.21)	$(0.36)	$(0.57)	$21.94	25.50%		$82,359	1.04%		N/A	1.66%
9/30/16	18.94	0.20	2.07	2.27	(0.29)	(2.93)	(3.22)	17.99	13.19%		89,646	1.03%		N/A	1.12%
9/30/15[i]	22.31	0.23	(3.35)	(3.12)	-	(0.25)	(0.25)	18.94	(14.04%	)[b]	97,736	1.03%	[a]	N/A	1.42%	[a]
12/31/14	23.00	0.38	2.30	2.68	(0.39)	(2.98)	(3.37)	22.31	12.20%		111,776	1.05%		1.03%	1.63%
12/31/13	18.62	0.06	6.90	6.96	(0.07)	(2.51)	(2.58)	23.00	37.97%		105,331	1.15%		1.05%	0.26%
12/31/12	16.79	0.12	3.34	3.46	(0.12)	(1.51)	(1.63)	18.62	20.82%		73,933	1.15%		1.05%	0.64%
Class A
9/30/17	$17.37	$0.28	$4.02	$4.30	$(0.14)	$(0.36)	$(0.50)	$21.17	25.13%		$107,667	1.29%		N/A	1.42%
9/30/16	18.38	0.15	2.01	2.16	(0.24)	(2.93)	(3.17)	17.37	12.93%		146,239	1.28%		N/A	0.87%
9/30/15[i]	21.69	0.18	(3.24)	(3.06)	-	(0.25)	(0.25)	18.38	(14.16%	)[b]	181,803	1.28%	[a]	N/A	1.16%	[a]
12/31/14	22.46	0.33	2.21	2.54	(0.33)	(2.98)	(3.31)	21.69	11.86%		227,294	1.30%		1.28%	1.45%
12/31/13	18.23	0.00 [d]	6.75	6.75	(0.01)	(2.51)	(2.52)	22.46	37.66%		218,492	1.40%		1.30%	0.01%
12/31/12	16.46	0.07	3.28	3.35	(0.07)	(1.51)	(1.58)	18.23	20.55%		160,758	1.40%		1.30%	0.37%
Class R4
9/30/17	$17.28	$0.31	$3.99	$4.30	$(0.22)	$(0.36)	$(0.58)	$21.00	25.27%		$8,146	1.19%		N/A	1.58%
9/30/16	18.35	0.16	2.02	2.18	(0.32)	(2.93)	(3.25)	17.28	13.11%		6,065	1.18%		N/A	0.98%
9/30/15[i]	21.65	0.24	(3.29)	(3.05)	-	(0.25)	(0.25)	18.35	(14.14%	)[b]	1,683	1.18%	[a]	N/A	1.52%	[a]
12/31/14[h]	22.25	0.10	2.67	2.77	(0.39)	(2.98)	(3.37)	21.65	13.01%	[b]	113	1.17%	[a]	N/A	0.55%	[a]
Class R3
9/30/17	$16.55	$0.24	$3.83	$4.07	$(0.16)	$(0.36)	$(0.52)	$20.10	25.00%		$3,087	1.44%		N/A	1.28%
9/30/16	17.72	0.12	1.93	2.05	(0.29)	(2.93)	(3.22)	16.55	12.76%		3,539	1.43%		N/A	0.74%
9/30/15[i]	20.95	0.14	(3.12)	(2.98)	-	(0.25)	(0.25)	17.72	(14.28%	)[b]	2,317	1.44%	[a]	N/A	0.94%	[a]
12/31/14	21.80	0.29	2.13	2.42	(0.29)	(2.98)	(3.27)	20.95	11.67%		721	1.49%		1.47%	1.31%
12/31/13	17.80	(0.06)	6.57	6.51	-	(2.51)	(2.51)	21.80	37.19%		731	1.70%		1.60%	(0.28%	)
12/31/12	16.10	(0.01)	3.22	3.21	-	(1.51)	(1.51)	17.80	20.13%		477	1.70%		1.60%	(0.06%	)

MassMutual Select Fundamental Growth Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Net asset value, beginning of the period	Income (loss) from investment operations			Less distributions to shareholders			Net asset value, end of the period	Total return[l,m]		Ratios / Supplemental Data
		Net investment income (loss)[c],[j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions				Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
9/30/17	$8.01	$0.08	$1.37	$1.45	$(0.08)	$(0.94)	$(1.02)	$8.44	20.59%		$75,206	0.84%		0.70%		1.09%
9/30/16	8.02	0.07	0.86	0.93	(0.08)	(0.86)	(0.94)	8.01	12.02%		56,680	0.82%		0.70%		0.86%
9/30/15[i]	8.18	0.05	(0.18)	(0.13)	-	(0.03)	(0.03)	8.02	(1.60%	)[b]	75,265	0.81%	[a]	0.70%	[a]	0.80%	[a]
12/31/14[h]	8.42	0.07	0.78	0.85	(0.09)	(1.00)	(1.09)	8.18	10.42%	[b]	86,370	0.75%	[a]	0.70%	[a]	1.03%	[a]
Class R5
9/30/17	$8.02	$0.08	$1.38	$1.46	$(0.08)	$(0.94)	$(1.02)	$8.46	20.56%		$26,201	0.94%		0.80%		0.99%
9/30/16	8.03	0.06	0.86	0.92	(0.07)	(0.86)	(0.93)	8.02	11.88%		23,154	0.92%		0.80%		0.76%
9/30/15[i]	8.20	0.04	(0.18)	(0.14)	-	(0.03)	(0.03)	8.03	(1.71%	)[b]	20,054	0.91%	[a]	0.80%	[a]	0.71%	[a]
12/31/14	8.35	0.06	0.86	0.92	(0.07)	(1.00)	(1.07)	8.20	11.38%		21,110	0.87%		0.80%		0.75%
12/31/13	6.62	0.06	2.05	2.11	(0.07)	(0.31)	(0.38)	8.35	32.24%		86,288	0.90%		0.81%		0.79%
12/31/12	5.89	0.07	0.71	0.78	(0.05)	(0.00)[d]	(0.05)	6.62	13.26%		73,897	0.91%		0.83%		1.02%
Service Class
9/30/17	$7.88	$0.07	$1.35	$1.42	$(0.07)	$(0.94)	$(1.01)	$8.29	20.41%		$8,668	1.04%		0.90%		0.88%
9/30/16	7.91	0.05	0.84	0.89	(0.06)	(0.86)	(0.92)	7.88	11.69%		6,561	1.02%		0.90%		0.67%
9/30/15[i]	8.07	0.04	(0.17)	(0.13)	-	(0.03)	(0.03)	7.91	(1.62%	)[b]	5,627	1.01%	[a]	0.90%	[a]	0.62%	[a]
12/31/14	8.25	0.06	0.83	0.89	(0.07)	(1.00)	(1.07)	8.07	11.13%		6,829	0.94%		0.90%		0.76%
12/31/13	6.54	0.05	2.04	2.09	(0.07)	(0.31)	(0.38)	8.25	32.23%		6,015	0.94%		0.91%		0.68%
12/31/12	5.82	0.05	0.71	0.76	(0.04)	(0.00)[d]	(0.04)	6.54	13.09%		3,948	0.97%		0.94%		0.73%

	Year ended September 30		Period ended September 30, 2015[b]	Year ended December 31
	2017	2016		2014	2013	2012
Portfolio turnover rate	52%	49%	37%	59%	62%	109%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

	Net asset value, beginning of the period	Income (loss) from investment operations			Less distributions to shareholders			Net asset value, end of the period	Total return[l,m]		Ratios / Supplemental Data
		Net investment income (loss)[c],[j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions				Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Administrative Class
9/30/17	$7.72	$0.06	$1.32	$1.38	$(0.06)	$(0.94)	$(1.00)	$8.10	20.31%		$10,889	1.14%		1.00%		0.77%
9/30/16	7.77	0.04	0.83	0.87	(0.06)	(0.86)	(0.92)	7.72	11.54%		10,205	1.12%		1.00%		0.56%
9/30/15[i]	7.93	0.03	(0.16)	(0.13)	-	(0.03)	(0.03)	7.77	(1.65%	)[b]	10,157	1.11%	[a]	1.00%	[a]	0.50%	[a]
12/31/14	8.13	0.05	0.81	0.86	(0.06)	(1.00)	(1.06)	7.93	10.93%		9,696	1.06%		1.01%		0.64%
12/31/13	6.45	0.04	2.00	2.04	(0.05)	(0.31)	(0.36)	8.13	32.00%		10,925	1.09%		1.06%		0.55%
12/31/12	5.74	0.04	0.70	0.74	(0.03)	(0.00)[d]	(0.03)	6.45	12.97%		10,370	1.12%		1.09%		0.61%
Class A
9/30/17	$7.43	$0.04	$1.26	$1.30	$(0.04)	$(0.94)	$(0.98)	$7.75	19.91%		$15,687	1.39%		1.25%		0.53%
9/30/16	7.50	0.02	0.80	0.82	(0.03)	(0.86)	(0.89)	7.43	11.30%		16,594	1.37%		1.25%		0.31%
9/30/15[i]	7.68	0.02	(0.17)	(0.15)	-	(0.03)	(0.03)	7.50	(1.96%	)[b]	17,774	1.36%	[a]	1.25%	[a]	0.26%	[a]
12/31/14	7.89	0.03	0.80	0.83	(0.04)	(1.00)	(1.04)	7.68	10.86%		24,193	1.31%		1.26%		0.38%
12/31/13	6.28	0.02	1.94	1.96	(0.04)	(0.31)	(0.35)	7.89	31.53%		23,867	1.34%		1.31%		0.29%
12/31/12	5.58	0.02	0.69	0.71	(0.01)	(0.00)[d]	(0.01)	6.28	12.79%		16,843	1.37%		1.35%		0.29%
Class R4
9/30/17	$7.39	$0.05	$1.25	$1.30	$(0.07)	$(0.94)	$(1.01)	$7.68	20.10%		$2,908	1.29%		1.15%		0.63%
9/30/16	7.49	0.03	0.79	0.82	(0.06)	(0.86)	(0.92)	7.39	11.33%		720	1.27%		1.15%		0.42%
9/30/15[i]	7.66	0.02	(0.16)	(0.14)	-	(0.03)	(0.03)	7.49	(1.84%	)[b]	193	1.26%	[a]	1.15%	[a]	0.32%	[a]
12/31/14[h]	7.95	0.04	0.73	0.77	(0.06)	(1.00)	(1.06)	7.66	10.03%	[b]	110	1.20%	[a]	1.15%	[a]	0.59%	[a]
Class R3
9/30/17	$7.04	$0.03	$1.19	$1.22	$(0.05)	$(0.94)	$(0.99)	$7.27	19.93%		$2,301	1.54%		1.40%		0.39%
9/30/16	7.19	0.01	0.76	0.77	(0.06)	(0.86)	(0.92)	7.04	11.15%		1,343	1.52%		1.40%		0.20%
9/30/15[i]	7.38	(0.00)[d]	(0.16)	(0.16)	-	(0.03)	(0.03)	7.19	(2.18%	)[b]	100	1.51%	[a]	1.40%	[a]	(0.06%	)[a]
12/31/14	7.64	0.02	0.76	0.78	(0.04)	(1.00)	(1.04)	7.38	10.51%		3	1.49%		1.44%		0.24%
12/31/13	6.07	0.00 [d]	1.88	1.88	(0.00)[d]	(0.31)	(0.31)	7.64	31.26%		168	1.64%		1.61%		0.02%
12/31/12	5.41	(0.00)[d]	0.66	0.66	-	(0.00)[d]	(0.00)[d]	6.07	12.27%		248	1.68%		1.66%		(0.02%	)

MassMutual Select Blue Chip Growth Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],[j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
9/30/17	$16.66	$0.07	$3.81	$3.88	$(0.10)	$(0.66)	$(0.76)	$19.78	24.41%		$1,081,072	0.65%		N/A		0.38%
9/30/16	17.24	0.05	2.33	2.38	(0.10)	(2.86)	(2.96)	16.66	14.57%		511,543	0.66%		N/A		0.34%
9/30/15[i]	17.24	0.03	0.13	0.16	-	(0.16)	(0.16)	17.24	0.87%	[b]	317,029	0.67%	[a]	N/A		0.24%	[a]
12/31/14[h]	16.75	0.01	1.73	1.74	-	(1.25)	(1.25)	17.24	10.55%	[b]	268,755	0.66%	[a]	N/A		0.05%	[a]
Class R5
9/30/17	$16.63	$0.05	$3.81	$3.86	$(0.08)	$(0.66)	$(0.74)	$19.75	24.33%		$443,867	0.75%		N/A		0.28%
9/30/16	17.22	0.04	2.31	2.35	(0.08)	(2.86)	(2.94)	16.63	14.38%		367,547	0.76%		N/A		0.23%
9/30/15[i]	17.23	0.02	0.13	0.15	-	(0.16)	(0.16)	17.22	0.81%	[b]	491,897	0.77%	[a]	N/A		0.14%	[a]
12/31/14	16.94	(0.01)	1.55	1.54	-	(1.25)	(1.25)	17.23	9.25%		560,395	0.76%		0.76%	[n]	(0.05%	)
12/31/13	12.77	0.00 [d]	5.24	5.24	(0.00)[d]	(1.07)	(1.07)	16.94	41.38%		526,553	0.78%		0.76%		0.02%
12/31/12	10.81	0.04	1.95	1.99	(0.03)	-	(0.03)	12.77	18.43%		406,245	0.82%		0.76%		0.34%
Service Class
9/30/17	$16.49	$0.03	$3.77	$3.80	$(0.06)	$(0.66)	$(0.72)	$19.57	24.14%		$133,658	0.85%		N/A		0.18%
9/30/16	17.09	0.02	2.31	2.33	(0.07)	(2.86)	(2.93)	16.49	14.37%		212,993	0.86%		N/A		0.14%
9/30/15[i]	17.12	0.01	0.12	0.13	-	(0.16)	(0.16)	17.09	0.70%	[b]	197,891	0.87%	[a]	N/A		0.04%	[a]
12/31/14	16.85	(0.02)	1.54	1.52	-	(1.25)	(1.25)	17.12	9.18%		158,076	0.85%		0.85%	[n]	(0.14%	)
12/31/13	12.71	(0.01)	5.22	5.21	(0.00)[d]	(1.07)	(1.07)	16.85	41.34%		188,792	0.87%		0.82%		(0.04%	)
12/31/12	10.77	0.03	1.93	1.96	(0.02)	-	(0.02)	12.71	18.23%		128,562	0.95%		0.82%		0.26%

	Year ended September 30		Period ended September 30, 2015[b]	Year ended December 31
	2017	2016		2014	2013	2012
Portfolio turnover rate	27%	30%	48%	34%	33%	20%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
n	Expenses incurred during the period fell under the expense cap.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],[j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Administrative Class
9/30/17	$16.28	$0.01	$3.73	$3.74	$(0.05)	$(0.66)	$(0.71)	$19.31	24.05%		$257,730	0.95%		N/A		0.08%
9/30/16	16.90	0.01	2.27	2.28	(0.04)	(2.86)	(2.90)	16.28	14.23%		232,088	0.96%		N/A		0.04%
9/30/15[i]	16.94	(0.01)	0.13	0.12	-	(0.16)	(0.16)	16.90	0.64%	[b]	226,193	0.97%	[a]	N/A		(0.05%	)[a]
12/31/14	16.71	(0.04)	1.52	1.48	-	(1.25)	(1.25)	16.94	9.01%		262,694	0.96%		0.96%	[n]	(0.26%	)
12/31/13	12.64	(0.03)	5.17	5.14	(0.00)[d]	(1.07)	(1.07)	16.71	41.01%		242,816	1.02%		0.98%		(0.22%	)
12/31/12	10.71	0.01	1.93	1.94	(0.01)	-	(0.01)	12.64	18.07%		319,306	1.07%		0.98%		0.10%
Class A
9/30/17	$15.65	$(0.03)	$3.58	$3.55	$(0.01)	$(0.66)	$(0.67)	$18.53	23.73%		$162,073	1.20%		N/A		(0.16%	)
9/30/16	16.35	(0.03)	2.20	2.17	(0.01)	(2.86)	(2.87)	15.65	13.93%		161,079	1.21%		N/A		(0.22%	)
9/30/15[i]	16.42	(0.04)	0.13	0.09	-	(0.16)	(0.16)	16.35	0.48%	[b]	150,749	1.22%	[a]	N/A		(0.30%	)[a]
12/31/14	16.27	(0.08)	1.48	1.40	-	(1.25)	(1.25)	16.42	8.77%		157,200	1.21%		1.20%		(0.50%	)
12/31/13	12.35	(0.06)	5.05	4.99	(0.00)[d]	(1.07)	(1.07)	16.27	40.76%		182,452	1.26%		1.19%		(0.41%	)
12/31/12	10.48	(0.01)	1.88	1.87	-	-	-	12.35	17.84%		140,294	1.32%		1.19%		(0.08%	)
Class R4
9/30/17	$15.66	$(0.01)	$3.57	$3.56	$(0.05)	$(0.66)	$(0.71)	$18.51	23.81%		$67,035	1.10%		N/A		(0.07%	)
9/30/16	16.38	(0.02)	2.21	2.19	(0.05)	(2.86)	(2.91)	15.66	14.08%		44,451	1.11%		N/A		(0.11%	)
9/30/15[i]	16.44	(0.03)	0.13	0.10	-	(0.16)	(0.16)	16.38	0.54%	[b]	19,816	1.12%	[a]	N/A		(0.23%	)[a]
12/31/14[h]	16.08	(0.06)	1.67	1.61	-	(1.25)	(1.25)	16.44	10.18%	[b]	776	1.11%	[a]	N/A		(0.44%	)[a]
Class R3
9/30/17	$14.78	$(0.05)	$3.37	$3.32	$(0.03)	$(0.66)	$(0.69)	$17.41	23.59%		$40,705	1.35%		N/A		(0.32%	)
9/30/16	15.65	(0.05)	2.09	2.04	(0.05)	(2.86)	(2.91)	14.78	13.77%		22,853	1.36%		N/A		(0.36%	)
9/30/15[i]	15.75	(0.06)	0.12	0.06	-	(0.16)	(0.16)	15.65	0.38%	[b]	3,937	1.37%	[a]	N/A		(0.47%	)[a]
12/31/14	15.68	(0.11)	1.43	1.32	-	(1.25)	(1.25)	15.75	8.52%		900	1.39%		1.39%	[n]	(0.70%	)
12/31/13	11.97	(0.10)	4.88	4.78	(0.00)[d]	(1.07)	(1.07)	15.68	40.30%		967	1.55%		1.51%		(0.73%	)
12/31/12	10.18	(0.04)	1.83	1.79	-	-	-	11.97	17.58%		727	1.62%		1.51%		(0.35%	)

MassMutual Select Growth Opportunities Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/17	$10.82	$(0.02)	$1.95	$1.93	$-	$(0.78)	$(0.78)	$11.97	19.63%		$378,731	0.74%		N/A	(0.18%	)
9/30/16	10.98	(0.01)	1.07	1.06	-	(1.22)	(1.22)	10.82	9.61%		352,915	0.74%		N/A	(0.10%	)
9/30/15[i]	11.90	0.00 [d]	(0.64)	(0.64)	-	(0.28)	(0.28)	10.98	(5.48%	)[b]	352,117	0.74%	[a]	N/A	0.05%	[a]
12/31/14	11.43	0.01	1.20	1.21	-	(0.74)	(0.74)	11.90	10.75%		312,757	0.75%		0.72%	0.10%
12/31/13	8.89	0.00 [d]	3.38	3.38	(0.01)	(0.83)	(0.84)	11.43	38.50%		141,922	0.84%		0.69%	0.02%
12/31/12	7.40	0.07	1.42	1.49	-	-	-	8.89	20.14%		76,857	0.85%		0.70%	0.86%
Class R5
9/30/17	$10.74	$(0.03)	$1.94	$1.91	$-	$(0.78)	$(0.78)	$11.87	19.59%		$185,795	0.84%		N/A	(0.28%	)
9/30/16	10.92	(0.01)	1.05	1.04	-	(1.22)	(1.22)	10.74	9.47%		192,509	0.84%		N/A	(0.14%	)
9/30/15[i]	11.85	(0.00)[d]	(0.65)	(0.65)	-	(0.28)	(0.28)	10.92	(5.58%	)[b]	220,721	0.84%	[a]	N/A	(0.03%	)[a]
12/31/14	11.39	0.00 [d]	1.20	1.20	-	(0.74)	(0.74)	11.85	10.70%		272,981	0.87%		0.83%	0.04%
12/31/13	8.87	(0.01)	3.36	3.35	-	(0.83)	(0.83)	11.39	38.28%		340,443	0.99%		0.84%	(0.13%	)
12/31/12	7.40	0.01	1.46	1.47	-	-	-	8.87	19.86%		268,035	1.00%		0.85%	0.06%
Service Class
9/30/17	$10.50	$(0.04)	$1.90	$1.86	$-	$(0.78)	$(0.78)	$11.58	19.55%		$74,058	0.94%		N/A	(0.38%	)
9/30/16	10.72	(0.03)	1.03	1.00	-	(1.22)	(1.22)	10.50	9.26%		149,667	0.94%		N/A	(0.31%	)
9/30/15[i]	11.64	(0.01)	(0.63)	(0.64)	-	(0.28)	(0.28)	10.72	(5.60%	)[b]	149,543	0.94%	[a]	N/A	(0.15%	)[a]
12/31/14	11.22	(0.01)	1.17	1.16	-	(0.74)	(0.74)	11.64	10.51%		158,891	0.96%		0.93%	(0.08%	)
12/31/13	8.76	(0.02)	3.31	3.29	-	(0.83)	(0.83)	11.22	38.07%		85,741	1.09%		0.94%	(0.23%	)
12/31/12	7.31	0.00 [d]	1.45	1.45	-	-	-	8.76	19.84%		45,380	1.10%		0.95%	0.03%

	Year ended September 30		Period ended September 30, 2015[b]	Year ended December 31
	2017	2016		2014	2013	2012
Portfolio turnover rate	19%	22%	28%	25%	29%	19%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Administrative Class
9/30/17	$10.21	$(0.05)	$1.83	$1.78	$-	$(0.78)	$(0.78)	$11.21	19.31%		$89,663	1.04%		N/A	(0.48%	)
9/30/16	10.46	(0.04)	1.01	0.97	-	(1.22)	(1.22)	10.21	9.21%		90,616	1.04%		N/A	(0.43%	)
9/30/15[i]	11.37	(0.02)	(0.61)	(0.63)	-	(0.28)	(0.28)	10.46	(5.64%	)[b]	107,017	1.04%	[a]	N/A	(0.26%	)[a]
12/31/14	10.98	(0.02)	1.15	1.13	-	(0.74)	(0.74)	11.37	10.46%		146,975	1.07%		1.04%	(0.19%	)
12/31/13	8.60	(0.04)	3.25	3.21	-	(0.83)	(0.83)	10.98	37.85%		110,471	1.24%		1.09%	(0.39%	)
12/31/12	7.19	(0.01)	1.42	1.41	-	-	-	8.60	19.61%		85,363	1.25%		1.10%	(0.10%	)
Class A
9/30/17	$9.65	$(0.07)	$1.72	$1.65	$-	$(0.78)	$(0.78)	$10.52	19.07%		$76,756	1.29%		N/A	(0.73%	)
9/30/16	9.97	(0.07)	0.97	0.90	-	(1.22)	(1.22)	9.65	8.93%		103,902	1.29%		N/A	(0.72%	)
9/30/15[i]	10.88	(0.04)	(0.59)	(0.63)	-	(0.28)	(0.28)	9.97	(5.90%	)[b]	140,896	1.29%	[a]	N/A	(0.49%	)[a]
12/31/14	10.56	(0.05)	1.11	1.06	-	(0.74)	(0.74)	10.88	10.21%		178,641	1.33%		1.29%	(0.44%	)
12/31/13	8.32	(0.06)	3.13	3.07	-	(0.83)	(0.83)	10.56	37.43%		168,430	1.49%		1.34%	(0.63%	)
12/31/12	6.97	(0.03)	1.38	1.35	-	-	-	8.32	19.37%		102,385	1.50%		1.35%	(0.35%	)
Class R4
9/30/17	$9.68	$(0.06)	$1.73	$1.67	$-	$(0.78)	$(0.78)	$10.57	19.22%		$9,200	1.19%		N/A	(0.63%	)
9/30/16	9.99	(0.05)	0.96	0.91	-	(1.22)	(1.22)	9.68	9.02%		6,861	1.19%		N/A	(0.58%	)
9/30/15[i]	10.88	(0.04)	(0.57)	(0.61)	-	(0.28)	(0.28)	9.99	(5.71%	)[b]	2,794	1.19%	[a]	N/A	(0.46%	)[a]
12/31/14[h]	10.57	(0.03)	1.08	1.05	-	(0.74)	(0.74)	10.88	10.11%	[b]	110	1.18%	[a]	N/A	(0.40%	)[a]
Class R3
9/30/17	$9.08	$(0.08)	$1.60	$1.52	$-	$(0.78)	$(0.78)	$9.82	18.82%		$1,035	1.44%		N/A	(0.88%	)
9/30/16	9.46	(0.07)	0.91	0.84	-	(1.22)	(1.22)	9.08	8.77%		859	1.44%		N/A	(0.81%	)
9/30/15[i]	10.34	(0.05)	(0.55)	(0.60)	-	(0.28)	(0.28)	9.46	(5.92%	)[b]	751	1.44%	[a]	N/A	(0.70%	)[a]
12/31/14	10.09	(0.07)	1.06	0.99	-	(0.74)	(0.74)	10.34	9.99%		127	1.45%		1.44%	(0.65%	)
12/31/13	8.00	(0.09)	3.01	2.92	-	(0.83)	(0.83)	10.09	37.05%		29	1.79%		1.64%	(0.93%	)
12/31/12	6.73	(0.05)	1.32	1.27	-	-	-	8.00	18.87%		24	1.80%		1.65%	(0.69%	)

MassMutual Select Mid-Cap Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
9/30/17	$13.59	$0.21	$1.87	$2.08	$(0.21)	$(0.26)	$(0.47)	$15.20	15.51%		$81,793	0.92%		0.80%		1.46%
9/30/16	13.71	0.15	1.93	2.08	(0.20)	(2.00)	(2.20)	13.59	17.08%		106,786	0.94%		0.80%		1.19%
9/30/15[i]	15.25	0.11	(1.49)	(1.38)	-	(0.16)	(0.16)	13.71	(9.12%	)[b]	128,581	0.84%	[a]	0.80%	[a]	1.00%	[a]
12/31/14	14.68	0.21	0.77	0.98	(0.18)	(0.23)	(0.41)	15.25	6.75%		132,365	0.80%		0.79%		1.37%
12/31/13	11.09	0.18	3.59	3.77	(0.18)	-	(0.18)	14.68	34.02%		67,095	0.84%		0.74%		1.36%
12/31/12	9.68	0.24	1.36	1.60	(0.19)	-	(0.19)	11.09	16.54%		75,912	0.83%		0.73%		2.18%
Class R5
9/30/17	$13.67	$0.20	$1.87	$2.07	$(0.20)	$(0.26)	$(0.46)	$15.28	15.32%		$7,290	1.02%		0.90%		1.34%
9/30/16	13.75	0.15	1.93	2.08	(0.16)	(2.00)	(2.16)	13.67	17.03%		7,072	1.04%		0.90%		1.12%
9/30/15[i]	15.32	0.09	(1.50)	(1.41)	-	(0.16)	(0.16)	13.75	(9.22%	)[b]	8,406	0.94%	[a]	0.90%	[a]	0.83%	[a]
12/31/14	14.71	0.12	0.85	0.97	(0.13)	(0.23)	(0.36)	15.32	6.59%		18,333	0.88%		0.88%	[k]	0.79%
12/31/13	11.12	0.16	3.60	3.76	(0.17)	-	(0.17)	14.71	33.85%		81,923	0.88%		0.83%		1.24%
12/31/12	9.69	0.14	1.44	1.58	(0.15)	-	(0.15)	11.12	16.35%		56,001	0.90%		0.80%		1.32%
Service Class
9/30/17	$13.62	$0.19	$1.87	$2.06	$(0.18)	$(0.26)	$(0.44)	$15.24	15.29%		$1,998	1.12%		1.00%		1.29%
9/30/16	13.72	0.12	1.94	2.06	(0.16)	(2.00)	(2.16)	13.62	16.87%		2,158	1.14%		1.00%		0.95%
9/30/15[i]	15.29	0.08	(1.49)	(1.41)	-	(0.16)	(0.16)	13.72	(9.30%	)[b]	2,689	1.04%	[a]	1.00%	[a]	0.72%	[a]
12/31/14	14.71	0.15	0.81	0.96	(0.15)	(0.23)	(0.38)	15.29	6.57%		5,022	0.99%		0.99%	[k]	0.96%
12/31/13	11.12	0.15	3.60	3.75	(0.16)	-	(0.16)	14.71	33.73%		2,574	0.98%		0.93%		1.14%
12/31/12	9.71	0.14	1.43	1.57	(0.16)	-	(0.16)	11.12	16.21%		1,688	1.00%		0.90%		1.30%

	Year ended September 30		Period ended September 30, 2015[b]	Year ended December 31
	2017	2016		2014	2013	2012
Portfolio turnover rate	88%	96%	105%	112%	109%	85%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
k	Amount waived had no impact on the ratio of expenses to average daily net assets.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
n	Expenses incurred during the period fell under the expense cap.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Administrative Class
9/30/17	$13.81	$0.17	$1.90	$2.07	$(0.19)	$(0.26)	$(0.45)	$15.43	15.15%		$811	1.22%		1.10%		1.14%
9/30/16	13.81	0.13	1.94	2.07	(0.07)	(2.00)	(2.07)	13.81	16.74%		656	1.24%		1.10%		0.97%
9/30/15[i]	15.40	0.06	(1.49)	(1.43)	-	(0.16)	(0.16)	13.81	(9.36%	)[b]	270	1.14%	[a]	1.10%	[a]	0.56%	[a]
12/31/14	14.81	0.10	0.84	0.94	(0.12)	(0.23)	(0.35)	15.40	6.39%		1,147	1.10%		1.10%	[k]	0.69%
12/31/13	11.19	0.13	3.62	3.75	(0.13)	-	(0.13)	14.81	33.57%		4,260	1.13%		1.08%		1.01%
12/31/12	9.76	0.12	1.45	1.57	(0.14)	-	(0.14)	11.19	16.12%		3,552	1.15%		1.05%		1.12%
Class A
9/30/17	$13.61	$0.13	$1.87	$2.00	$(0.14)	$(0.26)	$(0.40)	$15.21	14.83%		$2,178	1.47%		1.35%		0.90%
9/30/16	13.67	0.08	1.93	2.01	(0.07)	(2.00)	(2.07)	13.61	16.46%		1,755	1.49%		1.35%		0.62%
9/30/15[i]	15.27	0.04	(1.48)	(1.44)	-	(0.16)	(0.16)	13.67	(9.51%	)[b]	2,287	1.39%	[a]	1.35%	[a]	0.36%	[a]
12/31/14	14.69	0.09	0.81	0.90	(0.09)	(0.23)	(0.32)	15.27	6.18%		5,759	1.35%		1.35%	[k]	0.58%
12/31/13	11.11	0.10	3.58	3.68	(0.10)	-	(0.10)	14.69	33.18%		6,092	1.38%		1.33%		0.73%
12/31/12	9.69	0.10	1.43	1.53	(0.11)	-	(0.11)	11.11	15.84%		4,385	1.40%		1.30%		0.89%
Class R4
9/30/17	$13.54	$0.14	$1.85	$1.99	$(0.16)	$(0.26)	$(0.42)	$15.11	14.90%		$130	1.37%		1.25%		0.98%
9/30/16	13.65	0.10	1.92	2.02	(0.13)	(2.00)	(2.13)	13.54	16.62%		94	1.39%		1.25%		0.75%
9/30/15[i]	15.24	0.06	(1.49)	(1.43)	-	(0.16)	(0.16)	13.65	(9.46%	)[b]	93	1.29%	[a]	1.25%	[a]	0.54%	[a]
12/31/14[h]	15.01	0.09	0.50	0.59	(0.13)	(0.23)	(0.36)	15.24	3.98%	[b]	104	1.25%	[a]	1.25%	[a,n]	0.79%	[a]
Class R3
9/30/17	$13.48	$0.12	$1.84	$1.96	$(0.12)	$(0.26)	$(0.38)	$15.06	14.70%		$333	1.62%		1.50%		0.80%
9/30/16	13.60	0.07	1.90	1.97	(0.09)	(2.00)	(2.09)	13.48	16.25%		102	1.64%		1.50%		0.52%
9/30/15[i]	15.21	0.03	(1.48)	(1.45)	-	(0.16)	(0.16)	13.60	(9.61%	)[b]	89	1.54%	[a]	1.50%	[a]	0.28%	[a]
12/31/14	14.64	0.06	0.81	0.87	(0.07)	(0.23)	(0.30)	15.21	5.99%		106	1.53%		1.53%	[k]	0.42%
12/31/13	11.07	0.06	3.57	3.63	(0.06)	-	(0.06)	14.64	32.77%		95	1.68%		1.63%		0.43%
12/31/12	9.67	0.06	1.43	1.49	(0.09)	-	(0.09)	11.07	15.46%		76	1.70%		1.60%		0.60%

MassMutual Select Small Cap Value Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],j	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
9/30/17	$16.19	$0.09	$2.76	$2.85	$(0.08)	$(0.89)	$(0.97)	$18.07	17.90%		$113,321	0.86%		0.80%		0.55%
9/30/16	14.62	0.08	2.08	2.16	(0.09)	(0.50)	(0.59)	16.19	15.20%		122,745	0.87%		0.80%		0.55%
9/30/15[i]	15.76	0.07	(1.21)	(1.14)	(0.00)[d]	-	(0.00)[d]	14.62	(7.23%	)[b]	65,868	0.87%	[a]	0.80%	[a]	0.62%	[a]
12/31/14[h]	15.09	0.09	0.69	0.78	(0.11)	-	(0.11)	15.76	5.19%	[b]	60,528	0.83%	[a]	0.80%	[a]	0.80%	[a]
Class R5
9/30/17	$16.20	$0.08	$2.75	$2.83	$(0.06)	$(0.89)	$(0.95)	$18.08	17.76%		$43,715	0.96%		0.90%		0.44%
9/30/16	14.62	0.06	2.09	2.15	(0.07)	(0.50)	(0.57)	16.20	15.15%		49,774	0.97%		0.90%		0.43%
9/30/15[i]	15.77	0.06	(1.21)	(1.15)	(0.00)[d]	-	(0.00)[d]	14.62	(7.29%	)[b]	93,458	0.97%	[a]	0.90%	[a]	0.52%	[a]
12/31/14	14.93	0.11	0.82	0.93	(0.09)	-	(0.09)	15.77	6.27%		97,987	0.90%		0.88%		0.73%
12/31/13	10.71	0.06	4.23	4.29	(0.07)	-	(0.07)	14.93	40.05%		138,272	0.85%		N/A		0.50%
12/31/12	9.05	0.09	1.66	1.75	(0.09)	-	(0.09)	10.71	19.40%		115,775	0.85%		N/A		0.95%
Service Class
9/30/17	$16.22	$0.06	$2.77	$2.83	$(0.05)	$(0.89)	$(0.94)	$18.11	17.71%		$8,940	1.06%		1.00%		0.34%
9/30/16	14.66	0.06	2.07	2.13	(0.07)	(0.50)	(0.57)	16.22	14.97%		7,326	1.07%		1.00%		0.37%
9/30/15[i]	15.82	0.05	(1.21)	(1.16)	(0.00)[d]	-	(0.00)[d]	14.66	(7.33%	)[b]	3,272	1.07%	[a]	1.00%	[a]	0.46%	[a]
12/31/14	14.93	0.10	0.83	0.93	(0.04)	-	(0.04)	15.82	6.21%		1,472	1.00%		0.98%		0.66%
12/31/13	10.71	0.05	4.22	4.27	(0.05)	-	(0.05)	14.93	39.91%		5,264	0.95%		N/A		0.41%
12/31/12	9.06	0.08	1.65	1.73	(0.08)	-	(0.08)	10.71	19.15%		3,186	0.95%		N/A		0.83%

	Year ended September 30		Period ended September 30, 2015[b]	Year ended December 31
	2017	2016		2014	2013	2012
Portfolio turnover rate	21%	26%	18%	22%	28%	32%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
e	Amount is less than 0.005%.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],j	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Administrative Class
9/30/17	$16.15	$0.04	$2.75	$2.79	$(0.05)	$(0.89)	$(0.94)	$18.00	17.57%		$8,977	1.16%		1.10%		0.26%
9/30/16	14.57	0.03	2.08	2.11	(0.03)	(0.50)	(0.53)	16.15	14.89%		4,908	1.17%		1.10%		0.22%
9/30/15[i]	15.74	0.04	(1.21)	(1.17)	(0.00)[d]	-	(0.00)[d]	14.57	(7.43%	)[b]	6,020	1.17%	[a]	1.10%	[a]	0.34%	[a]
12/31/14	14.90	0.08	0.82	0.90	(0.06)	-	(0.06)	15.74	6.05%		3,790	1.12%		1.10%		0.52%
12/31/13	10.69	0.03	4.22	4.25	(0.04)	-	(0.04)	14.90	39.73%		4,359	1.10%		N/A		0.27%
12/31/12	9.04	0.07	1.65	1.72	(0.07)	-	(0.07)	10.69	19.03%		2,551	1.10%		N/A		0.69%
Class A
9/30/17	$16.08	$0.00 [d]	$2.73	$2.73	$(0.00)[d]	$(0.89)	$(0.89)	$17.92	17.25%		$10,493	1.41%		1.35%		0.01%
9/30/16	14.52	0.00 [d]	2.07	2.07	(0.01)	(0.50)	(0.51)	16.08	14.59%		8,850	1.42%		1.35%		0.00%	[e]
9/30/15[i]	15.71	0.01	(1.20)	(1.19)	(0.00)[d]	-	(0.00)[d]	14.52	(7.57%	)[b]	6,458	1.42%	[a]	1.35%	[a]	0.07%	[a]
12/31/14	14.87	0.04	0.82	0.86	(0.02)	-	(0.02)	15.71	5.82%		6,467	1.37%		1.35%		0.26%
12/31/13	10.68	(0.00)[d]	4.19	4.19	(0.00)[d]	-	(0.00)[d]	14.87	39.28%		6,526	1.35%		N/A		(0.01%	)
12/31/12	9.03	0.04	1.65	1.69	(0.04)	-	(0.04)	10.68	18.75%		5,179	1.35%		N/A		0.43%
Class R4
9/30/17	$16.01	$0.01	$2.73	$2.74	$(0.01)	$(0.89)	$(0.90)	$17.85	17.42%		$2,491	1.31%		1.25%		0.07%
9/30/16	14.51	0.02	2.05	2.07	(0.07)	(0.50)	(0.57)	16.01	14.66%		1,748	1.32%		1.25%		0.12%
9/30/15[i]	15.69	0.02	(1.20)	(1.18)	(0.00)[d]	-	(0.00)[d]	14.51	(7.51%	)[b]	639	1.32%	[a]	1.25%	[a]	0.19%	[a]
12/31/14[h]	15.02	0.04	0.69	0.73	(0.06)	-	(0.06)	15.69	4.85%	[b]	105	1.28%	[a]	1.25%	[a]	0.35%	[a]
Class R3
9/30/17	$16.00	$(0.03)	$2.73	$2.70	$-	$(0.89)	$(0.89)	$17.81	17.14%		$1,214	1.56%		1.50%		(0.18%	)
9/30/16	14.48	(0.02)	2.05	2.03	(0.01)	(0.50)	(0.51)	16.00	14.37%		440	1.57%		1.50%		(0.12%	)
9/30/15[i]	15.69	(0.01)	(1.20)	(1.21)	(0.00)[d]	-	(0.00)[d]	14.48	(7.70%	)[b]	123	1.57%	[a]	1.50%	[a]	(0.07%	)[a]
12/31/14[h]	15.02	0.01	0.69	0.70	(0.03)	-	(0.03)	15.69	4.66%	[b]	105	1.53%	[a]	1.50%	[a]	0.10%	[a]

MassMutual Select Small Company Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],[j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
9/30/17	$11.30	$0.09	$2.27	$2.36	$(0.13)	$(0.08)	$(0.21)	$13.45	20.96%		$112,070	0.95%		0.93%		0.72%
9/30/16	13.03	0.10	1.26	1.36	(0.09)	(3.00)	(3.09)	11.30	13.23%		125,482	0.94%		0.92%		0.96%
9/30/15[i]	14.38	0.04	(1.18)	(1.14)	-	(0.21)	(0.21)	13.03	(7.99%	)[b]	125,447	0.94%	[a]	0.92%	[a]	0.39%	[a]
12/31/14	16.37	0.08	0.47	0.55	(0.15)	(2.39)	(2.54)	14.38	4.10%		132,465	0.91%		0.89%		0.50%
12/31/13	14.03	0.16	4.29	4.45	(0.14)	(1.97)	(2.11)	16.37	32.46%		126,064	0.94%		0.86%		0.97%
12/31/12	12.78	0.16	1.75	1.91	(0.20)	(0.46)	(0.66)	14.03	15.04%		74,820	0.94%		0.86%		1.17%
Class R5
9/30/17	$11.35	$0.08	$2.27	$2.35	$(0.12)	$(0.08)	$(0.20)	$13.50	20.77%		$84,951	1.05%		1.03%		0.63%
9/30/16	13.06	0.09	1.27	1.36	(0.07)	(3.00)	(3.07)	11.35	13.18%		106,993	1.04%		1.02%		0.85%
9/30/15[i]	14.43	0.03	(1.19)	(1.16)	-	(0.21)	(0.21)	13.06	(8.11%	)[b]	128,043	1.04%	[a]	1.02%	[a]	0.27%	[a]
12/31/14	16.41	0.06	0.47	0.53	(0.12)	(2.39)	(2.51)	14.43	4.01%		207,540	1.03%		1.01%		0.38%
12/31/13	14.06	0.12	4.31	4.43	(0.11)	(1.97)	(2.08)	16.41	32.19%		252,704	1.13%		1.05%		0.77%
12/31/12	12.81	0.13	1.75	1.88	(0.17)	(0.46)	(0.63)	14.06	14.77%		231,211	1.13%		1.05%		0.96%
Service Class
9/30/17	$11.29	$0.06	$2.26	$2.32	$(0.10)	$(0.08)	$(0.18)	$13.43	20.65%		$12,810	1.15%		1.13%		0.50%
9/30/16	13.00	0.08	1.26	1.34	(0.05)	(3.00)	(3.05)	11.29	13.05%		15,783	1.14%		1.12%		0.77%
9/30/15[i]	14.38	0.02	(1.19)	(1.17)	-	(0.21)	(0.21)	13.00	(8.20%	)[b]	16,672	1.14%	[a]	1.12%	[a]	0.17%	[a]
12/31/14	16.36	0.05	0.47	0.52	(0.11)	(2.39)	(2.50)	14.38	3.92%		37,270	1.12%		1.09%		0.30%
12/31/13	14.02	0.12	4.29	4.41	(0.10)	(1.97)	(2.07)	16.36	32.18%		44,234	1.17%		1.09%		0.73%
12/31/12	12.76	0.12	1.75	1.87	(0.15)	(0.46)	(0.61)	14.02	14.76%		33,617	1.17%		1.09%		0.85%

	Year ended September 30		Period ended September 30, 2015[b]	Year ended December 31
	2017	2016		2014	2013	2012
Portfolio turnover rate	57%	60%	86%	38%	44%	34%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],[j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Administrative Class
9/30/17	$11.12	$0.05	$2.23	$2.28	$(0.10)	$(0.08)	$(0.18)	$13.22	20.53%		$14,943	1.25%		1.23%		0.41%
9/30/16	12.85	0.07	1.24	1.31	(0.04)	(3.00)	(3.04)	11.12	12.95%		16,447	1.24%		1.22%		0.66%
9/30/15[i]	14.22	0.01	(1.17)	(1.16)	-	(0.21)	(0.21)	12.85	(8.23%	)[b]	18,220	1.24%	[a]	1.22%	[a]	0.08%	[a]
12/31/14	16.21	0.03	0.46	0.49	(0.09)	(2.39)	(2.48)	14.22	3.74%		24,796	1.23%		1.21%		0.16%
12/31/13	13.90	0.09	4.26	4.35	(0.07)	(1.97)	(2.04)	16.21	32.03%		36,198	1.32%		1.24%		0.59%
12/31/12	12.67	0.10	1.74	1.84	(0.15)	(0.46)	(0.61)	13.90	14.57%		36,619	1.32%		1.24%		0.77%
Class A
9/30/17	$10.80	$0.02	$2.17	$2.19	$(0.06)	$(0.08)	$(0.14)	$12.85	20.31%		$23,325	1.50%		1.48%		0.15%
9/30/16	12.56	0.04	1.20	1.24	(0.00)[d]	(3.00)	(3.00)	10.80	12.59%		26,790	1.49%		1.47%		0.40%
9/30/15[i]	13.93	(0.02)	(1.14)	(1.16)	-	(0.21)	(0.21)	12.56	(8.40%	)[b]	30,820	1.49%	[a]	1.47%	[a]	(0.17%	)[a]
12/31/14	15.92	(0.01)	0.45	0.44	(0.04)	(2.39)	(2.43)	13.93	3.51%		43,390	1.48%		1.46%		(0.08%	)
12/31/13	13.66	0.06	4.17	4.23	(0.00)[d]	(1.97)	(1.97)	15.92	31.69%		59,004	1.57%		1.49%		0.37%
12/31/12	12.46	0.07	1.70	1.77	(0.11)	(0.46)	(0.57)	13.66	14.28%		100,321	1.57%		1.49%		0.51%
Class R4
9/30/17	$10.74	$0.03	$2.15	$2.18	$(0.11)	$(0.08)	$(0.19)	$12.73	$20.33%		$525	1.40%		1.38%		0.28%
9/30/16	12.52	0.05	1.21	1.26	(0.04)	(3.00)	(3.04)	10.74	12.80%		184	1.39%		1.37%		0.51%
9/30/15[i]	13.88	(0.01)	(1.14)	(1.15)	-	(0.21)	(0.21)	12.52	(8.36%	)[b]	92	1.39%	[a]	1.37%	[a]	(0.06%	)[a]
12/31/14[h]	16.27	(0.01)	0.11	0.10	(0.10)	(2.39)	(2.49)	13.88	1.34%	[b]	101	1.35%	[a]	N/A		(0.05%	)[a]
Class R3
9/30/17	$10.19	$(0.00)[d]	$2.05	$2.05	$(0.07)	$(0.08)	$(0.15)	$12.09	20.14%		$180	1.65%		1.63%		(0.03%	)
9/30/16	12.03	0.03	1.13	1.16	-	(3.00)	(3.00)	10.19	12.42%		84	1.64%		1.62%		0.28%
09/30/15[i]	13.36	(0.03)	(1.09)	(1.12)	-	(0.21)	(0.21)	12.03	(8.46%	)[b]	57	1.64%	[a]	1.62%	[a]	(0.33%	)[a]
12/31/14	15.37	(0.04)	0.44	0.40	(0.02)	(2.39)	(2.41)	13.36	3.34%		80	1.67%		1.65%		(0.27%	)
12/31/13	13.28	0.01	4.05	4.06	(0.00)[d]	(1.97)	(1.97)	15.37	31.30%		194	1.87%		1.79%		0.03%
12/31/12	12.07	0.00 [d]	1.67	1.67	-	(0.46)	(0.46)	13.28	13.90%		145	1.87%		1.79%		0.03%

MM S&P Mid Cap Index Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
9/30/17	$13.56	$0.17	$2.02	$2.19	$(0.22)	$(1.22)	$(1.44)	$14.31	17.06%		$48,408	0.18%		0.18%	[n]	1.22%
9/30/16	12.44	0.19	1.61	1.80	(0.16)	(0.52)	(0.68)	13.56	15.15%		73,807	0.20%		0.20%	[n]	1.49%
09/30/15[i]	13.11	0.13	(0.75)	(0.62)	-	(0.05)	(0.05)	12.44	(4.77%	)[b]	137,654	0.22%	[a]	0.20%	[a]	1.26%	[a]
12/31/14	12.47	0.17	1.00	1.17	(0.15)	(0.38)	(0.53)	13.11	9.55%		144,235	0.20%		0.19%		1.35%
12/31/13	11.04	0.16	3.44	3.60	(0.18)	(1.99)	(2.17)	12.47	33.20%		93,319	0.23%		0.19%		1.25%
12/31/12[g]	10.00	0.09	1.11	1.20	(0.08)	(0.08)	(0.16)	11.04	12.06%	[b]	87,245	0.29%	[a]	0.19%	[a]	1.85%	[a]
Class R5
9/30/17	$13.52	$0.15	$2.02	$2.17	$(0.21)	$(1.22)	$(1.43)	$14.26	16.94%		$25,668	0.28%		0.28%	[n]	1.13%
9/30/16	12.41	0.18	1.60	1.78	(0.15)	(0.52)	(0.67)	13.52	15.01%		21,499	0.30%		0.30%	[n]	1.44%
9/30/15[i]	13.09	0.12	(0.75)	(0.63)	-	(0.05)	(0.05)	12.41	(4.86%	)[b]	11,433	0.32%	[a]	0.30%	[a]	1.18%	[a]
12/31/14	12.46	0.15	0.99	1.14	(0.13)	(0.38)	(0.51)	13.09	9.38%		5,628	0.30%		0.29%		1.20%
12/31/13	11.04	0.16	3.42	3.58	(0.17)	(1.99)	(2.16)	12.46	33.08%		5,893	0.33%		0.29%		1.22%
12/31/12[g]	10.00	0.08	1.12	1.20	(0.08)	(0.08)	(0.16)	11.04	12.02%	[b]	112	0.39%	[a]	0.29%	[a]	1.74%	[a]
Service Class
9/30/17	$13.46	$0.13	$2.01	$2.14	$(0.19)	$(1.22)	$(1.41)	$14.19	16.78%		$25,968	0.43%		0.43%	[n]	0.99%
9/30/16	12.36	0.16	1.59	1.75	(0.13)	(0.52)	(0.65)	13.46	14.77%		23,328	0.45%		0.45%	[n]	1.26%
09/30/15[i]	13.05	0.10	(0.74)	(0.64)	-	(0.05)	(0.05)	12.36	(4.95%	)[b]	16,533	0.47%	[a]	0.45%	[a]	1.02%	[a]
12/31/14	12.43	0.15	0.98	1.13	(0.13)	(0.38)	(0.51)	13.05	9.31%		12,480	0.45%		0.44%		1.16%
12/31/13	11.04	0.14	3.41	3.55	(0.17)	(1.99)	(2.16)	12.43	32.81%		3,206	0.48%		0.44%		1.07%
12/31/12[g]	10.00	0.08	1.12	1.20	(0.08)	(0.08)	(0.16)	11.04	12.01%	[b]	225	0.54%	[a]	0.44%	[a]	1.79%	[a]

	Year ended September 30		Period ended September 30, 2015[b]	Year ended December 31
	2017	2016		2014	2013	2012
Portfolio turnover rate	33%	48%	18%	12%	54%	11%[b]

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	For the period July 26, 2012 (commencement of operations) through December 31, 2012.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
n	Expenses incurred during the period fell under the expense cap.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Administrative Class
9/30/17	$13.45	$0.12	$2.01	$2.13	$(0.17)	$(1.22)	$(1.39)	$14.19	16.73%		$60,979	0.53%		0.53%	[n]	0.90%
9/30/16	12.35	0.15	1.59	1.74	(0.12)	(0.52)	(0.64)	13.45	14.69%		62,951	0.55%		0.55%	[n]	1.17%
9/30/15[i]	13.05	0.09	(0.74)	(0.65)	-	(0.05)	(0.05)	12.35	(5.03%	)[b]	50,069	0.57%	[a]	0.55%	[a]	0.92%	[a]
12/31/14	12.43	0.13	0.98	1.11	(0.11)	(0.38)	(0.49)	13.05	9.15%		42,628	0.55%		0.54%		1.02%
12/31/13	11.03	0.13	3.41	3.54	(0.15)	(1.99)	(2.14)	12.43	32.72%		12,453	0.58%		0.54%		0.96%
12/31/12[g]	10.00	0.09	1.10	1.19	(0.08)	(0.08)	(0.16)	11.03	11.92%	[b]	836	0.64%	[a]	0.54%	[a]	2.01%	[a]
Class A
9/30/17	$13.42	$0.09	$1.99	$2.08	$(0.14)	$(1.22)	$(1.36)	$14.14	16.34%		$33,142	0.78%		0.78%	[n]	0.65%
9/30/16	12.32	0.11	1.61	1.72	(0.10)	(0.52)	(0.62)	13.42	14.49%		42,316	0.80%		0.80%	[n]	0.91%
9/30/15[i]	13.04	0.07	(0.74)	(0.67)	-	(0.05)	(0.05)	12.32	(5.18%	)[b]	32,378	0.82%	[a]	0.80%	[a]	0.67%	[a]
12/31/14	12.43	0.10	0.97	1.07	(0.08)	(0.38)	(0.46)	13.04	8.83%		28,715	0.81%		0.80%		0.76%
12/31/13	11.04	0.09	3.42	3.51	(0.13)	(1.99)	(2.12)	12.43	32.40%		8,961	0.88%		0.84%		0.68%
12/31/12[g]	10.00	0.06	1.11	1.17	(0.05)	(0.08)	(0.13)	11.04	11.76%	[b]	112	0.94%	[a]	0.84%	[a]	1.19%	[a]
Class R4
9/30/17	$13.39	$0.10	$2.00	$2.10	$(0.17)	$(1.22)	$(1.39)	$14.10	16.52%		$130,620	0.68%		0.68%	[n]	0.76%
9/30/16	12.32	0.13	1.59	1.72	(0.13)	(0.52)	(0.65)	13.39	14.56%		36,917	0.70%		0.70%	[n]	1.04%
9/30/15[i]	13.04	0.09	(0.76)	(0.67)	-	(0.05)	(0.05)	12.32	(5.18%	)[b]	14,014	0.72%	[a]	0.70%	[a]	0.86%	[a]
12/31/14[h]	12.77	0.09	0.66	0.75	(0.10)	(0.38)	(0.48)	13.04	6.04%	[b]	132	0.69%	[a]	0.69%	[a,n]	0.89%	[a]
Class R3
9/30/17	$13.35	$0.07	$1.98	$2.05	$(0.14)	$(1.22)	$(1.36)	$14.04	16.22%		$144,122	0.93%		0.93%	[n]	0.51%
9/30/16	12.31	0.10	1.58	1.68	(0.12)	(0.52)	(0.64)	13.35	14.25%		33,905	0.95%		0.95%	[n]	0.81%
9/30/15[i]	13.04	0.06	(0.74)	(0.68)	-	(0.05)	(0.05)	12.31	(5.26%	)[b]	8,746	0.97%	[a]	0.95%	[a]	0.61%	[a]
12/31/14[h]	12.77	0.06	0.66	0.72	(0.07)	(0.38)	(0.45)	13.04	5.84%	[b]	142	0.95%	[a]	0.95%	[a,n]	0.60%	[a]

MM Russell 2000 Small Cap Index Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
9/30/17	$12.57	$0.17	$2.34	$2.51	$(0.19)	$(0.73)	$(0.92)	$14.16	20.64%		$49,853	0.22%		0.20%		1.28%
9/30/16	11.28	0.17	1.54	1.71	(0.14)	(0.28)	(0.42)	12.57	15.62%		127,660	0.21%		0.20%		1.48%
9/30/15[i]	12.24	0.13	(1.08)	(0.95)	-	(0.01)	(0.01)	11.28	(7.79%	)[b]	185,516	0.29%	[a]	0.20%	[a]	1.40%	[a]
12/31/14	13.20	0.17	0.40	0.57	(0.16)	(1.37)	(1.53)	12.24	4.94%		97,737	0.27%		0.20%		1.33%
12/31/13	10.95	0.18	3.95	4.13	(0.19)	(1.69)	(1.88)	13.20	38.47%		91,466	0.29%		0.19%		1.40%
12/31/12[g]	10.00	0.13	0.99	1.12	(0.12)	(0.05)	(0.17)	10.95	11.24%	[b]	86,679	0.30%	[a]	0.19%	[a]	2.88%	[a]
Class R5
9/30/17	$12.56	$0.15	$2.35	$2.50	$(0.18)	$(0.73)	$(0.91)	$14.15	20.57%		$16,566	0.32%		0.30%		1.18%
9/30/16	11.28	0.16	1.53	1.69	(0.13)	(0.28)	(0.41)	12.56	15.42%		15,287	0.31%		0.30%		1.40%
9/30/15[i]	12.24	0.12	(1.07)	(0.95)	-	(0.01)	(0.01)	11.28	(7.79%	)[b]	7,948	0.39%	[a]	0.30%	[a]	1.27%	[a]
12/31/14	13.19	0.15	0.40	0.55	(0.13)	(1.37)	(1.50)	12.24	4.80%		4,343	0.38%		0.30%		1.16%
12/31/13	10.95	0.19	3.93	4.12	(0.19)	(1.69)	(1.88)	13.19	38.38%		13,078	0.39%		0.29%		1.41%
12/31/12[g]	10.00	0.13	0.98	1.11	(0.11)	(0.05)	(0.16)	10.95	11.19%	[b]	111	0.40%	[a]	0.29%	[a]	2.76%	[a]
Service Class
9/30/17	$12.48	$0.13	$2.32	$2.45	$(0.16)	$(0.73)	$(0.89)	$14.04	20.33%		$19,390	0.47%		0.45%		1.03%
9/30/16	11.21	0.14	1.52	1.66	(0.11)	(0.28)	(0.39)	12.48	15.23%		13,347	0.46%		0.45%		1.22%
9/30/15[i]	12.17	0.10	(1.05)	(0.95)	-	(0.01)	(0.01)	11.21	(7.84%	)[b]	8,110	0.54%	[a]	0.45%	[a]	1.09%	[a]
12/31/14	13.16	0.15	0.37	0.52	(0.14)	(1.37)	(1.51)	12.17	4.55%		6,499	0.52%		0.45%		1.14%
12/31/13	10.94	0.18	3.92	4.10	(0.19)	(1.69)	(1.88)	13.16	38.24%		997	0.54%		0.44%		1.31%
12/31/12[g]	10.00	0.13	0.97	1.10	(0.11)	(0.05)	(0.16)	10.94	11.03%	[b]	129	0.55%	[a]	0.44%	[a]	2.73%	[a]

	Year ended September 30		Period ended September 30, 2015[b]	Year ended December 31
	2017	2016		2014	2013	2012
Portfolio turnover rate	38%	37%	13%	33%	59%	10%[b]

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	For the period July 26, 2012 (commencement of operations) through December 31, 2012.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Administrative Class
9/30/17	$12.50	$0.12	$2.32	$2.44	$(0.15)	$(0.73)	$(0.88)	$14.06	20.16%		$52,240	0.57%		0.55%		0.93%
9/30/16	11.23	0.13	1.52	1.65	(0.10)	(0.28)	(0.38)	12.50	15.11%		44,061	0.56%		0.55%		1.14%
9/30/15[i]	12.20	0.09	(1.05)	(0.96)	-	(0.01)	(0.01)	11.23	(7.90%	)[b]	30,993	0.64%	[a]	0.55%	[a]	1.00%	[a]
12/31/14	13.18	0.13	0.39	0.52	(0.13)	(1.37)	(1.50)	12.20	4.52%		25,705	0.62%		0.55%		1.02%
12/31/13	10.94	0.15	3.94	4.09	(0.16)	(1.69)	(1.85)	13.18	38.13%		7,562	0.64%		0.54%		1.14%
12/31/12[g]	10.00	0.12	0.97	1.09	(0.10)	(0.05)	(0.15)	10.94	10.99%	[b]	127	0.65%	[a]	0.54%	[a]	2.60%	[a]
Class A
9/30/17	$12.43	$0.09	$2.30	$2.39	$(0.12)	$(0.73)	$(0.85)	$13.97	19.85%		$23,317	0.82%		0.80%		0.68%
9/30/16	11.16	0.10	1.52	1.62	(0.07)	(0.28)	(0.35)	12.43	14.91%		19,806	0.81%		0.80%		0.89%
9/30/15[i]	12.16	0.07	(1.06)	(0.99)	-	(0.01)	(0.01)	11.16	(8.18%	)[b]	14,478	0.89%	[a]	0.80%	[a]	0.73%	[a]
12/31/14	13.15	0.10	0.38	0.48	(0.10)	(1.37)	(1.47)	12.16	4.24%		15,338	0.88%		0.81%		0.76%
12/31/13	10.95	0.11	3.92	4.03	(0.14)	(1.69)	(1.83)	13.15	37.66%		5,547	0.94%		0.84%		0.82%
12/31/12[g]	10.00	0.10	0.99	1.09	(0.09)	(0.05)	(0.14)	10.95	10.83%	[b]	111	0.95%	[a]	0.84%	[a]	2.21%	[a]
Class R4
9/30/17	$12.40	$0.10	$2.31	$2.41	$(0.14)	$(0.73)	$(0.87)	$13.94	20.08%		$63,118	0.72%		0.70%		0.76%
9/30/16	11.17	0.11	1.51	1.62	(0.11)	(0.28)	(0.39)	12.40	14.93%		29,129	0.71%		0.70%		1.00%
9/30/15[i]	12.16	0.09	(1.07)	(0.98)	-	(0.01)	(0.01)	11.17	(8.09%	)[b]	9,367	0.79%	[a]	0.70%	[a]	0.96%	[a]
12/31/14[h]	13.27	0.08	0.30	0.38	(0.12)	(1.37)	(1.49)	12.16	3.42%	[b]	151	0.76%	[a]	0.70%	[a]	0.88%	[a]
Class R3
9/30/17	$12.36	$0.07	$2.29	$2.36	$(0.12)	$(0.73)	$(0.85)	$13.87	19.73%		$57,433	0.97%		0.95%		0.51%
9/30/16	11.16	0.09	1.49	1.58	(0.10)	(0.28)	(0.38)	12.36	14.60%		22,081	0.96%		0.95%		0.75%
9/30/15[i]	12.16	0.07	(1.06)	(0.99)	-	(0.01)	(0.01)	11.16	(8.18%	)[b]	5,873	1.04%	[a]	0.95%	[a]	0.71%	[a]
12/31/14[h]	13.27	0.06	0.29	0.35	(0.09)	(1.37)	(1.46)	12.16	3.20%	[b]	138	1.01%	[a]	0.95%	[a]	0.61%	[a]

MassMutual Select Mid Cap Growth Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/17	$19.16	$(0.00)[d]	$3.64	$3.64	$(0.03)	$(0.85)	$(0.88)	$21.92	19.83%		$3,055,936	0.72%		N/A	0.00%	[e]
9/30/16	18.74	0.01	1.91	1.92	-	(1.50)	(1.50)	19.16	10.74%		1,668,899	0.73%		N/A	0.07%
9/30/15[i]	18.65	(0.01)	0.24	0.23	-	(0.14)	(0.14)	18.74	1.22%	[b]	816,703	0.75%	[a]	N/A	(0.08%	)[a]
12/31/14	18.42	(0.02)	2.33	2.31	-	(2.08)	(2.08)	18.65	13.00%		441,065	0.77%		0.74%	(0.11%	)
12/31/13	15.03	(0.02)	5.40	5.38	-	(1.99)	(1.99)	18.42	36.31%		298,869	0.83%		0.73%	(0.10%	)
12/31/12	14.27	0.02	2.07	2.09	(0.03)	(1.30)	(1.33)	15.03	14.71%		185,584	0.83%		0.73%	0.12%
Class R5
9/30/17	$19.01	$(0.02)	$3.62	$3.60	$(0.01)	$(0.85)	$(0.86)	$21.75	19.76%		$1,167,243	0.82%		N/A	(0.11%	)
9/30/16	18.63	(0.00)[d]	1.88	1.88	-	(1.50)	(1.50)	19.01	10.58%		826,289	0.83%		N/A	(0.03%	)
9/30/15[i]	18.56	(0.03)	0.24	0.21	-	(0.14)	(0.14)	18.63	1.12%	[b]	641,170	0.85%	[a]	N/A	(0.18%	)[a]
12/31/14	18.36	(0.04)	2.32	2.28	-	(2.08)	(2.08)	18.56	12.88%		668,005	0.87%		0.85%	(0.22%	)
12/31/13	15.00	(0.04)	5.39	5.35	-	(1.99)	(1.99)	18.36	36.19%		569,238	0.96%		0.86%	(0.22%	)
12/31/12	14.25	(0.01)	2.07	2.06	(0.01)	(1.30)	(1.31)	15.00	14.51%		456,600	0.96%		0.86%	(0.04%	)
Service Class
9/30/17	$18.64	$(0.04)	$3.55	$3.51	$-	$(0.85)	$(0.85)	$21.30	19.65%		$252,898	0.92%		N/A	(0.20%	)
9/30/16	18.30	(0.02)	1.86	1.84	-	(1.50)	(1.50)	18.64	10.55%		234,465	0.93%		N/A	(0.13%	)
9/30/15[i]	18.25	(0.04)	0.23	0.19	-	(0.14)	(0.14)	18.30	1.03%	[b]	238,436	0.95%	[a]	N/A	(0.28%	)[a]
12/31/14	18.10	(0.06)	2.29	2.23	-	(2.08)	(2.08)	18.25	12.79%		243,292	0.97%		0.95%	(0.31%	)
12/31/13	14.83	(0.06)	5.32	5.26	-	(1.99)	(1.99)	18.10	35.99%		267,615	1.05%		0.95%	(0.32%	)
12/31/12	14.10	(0.02)	2.05	2.03	-	(1.30)	(1.30)	14.83	14.47%		207,290	1.05%		0.95%	(0.11%	)

	Year ended September 30		Period ended September 30, 2015[b]	Year ended December 31
	2017	2016		2014	2013	2012
Portfolio turnover rate	36%	36%	31%	33%	32%	36%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
e	Amount is less than 0.005%.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Administrative Class
9/30/17	$17.96	$(0.06)	$3.41	$3.35	$-	$(0.85)	$(0.85)	$20.46	19.49%		$339,090	1.02%		N/A	(0.30%	)
9/30/16	17.71	(0.04)	1.79	1.75	-	(1.50)	(1.50)	17.96	10.38%		340,187	1.03%		N/A	(0.23%	)
9/30/15[i]	17.68	(0.05)	0.22	0.17	-	(0.14)	(0.14)	17.71	0.95%	[b]	364,801	1.05%	[a]	N/A	(0.38%	)[a]
12/31/14	17.61	(0.08)	2.23	2.15	-	(2.08)	(2.08)	17.68	12.70%		364,385	1.09%		1.06%	(0.43%	)
12/31/13	14.49	(0.08)	5.19	5.11	-	(1.99)	(1.99)	17.61	35.80%		382,576	1.20%		1.10%	(0.47%	)
12/31/12	13.82	(0.04)	2.01	1.97	-	(1.30)	(1.30)	14.49	14.33%		320,612	1.20%		1.10%	(0.28%	)
Class A
9/30/17	$16.86	$(0.10)	$3.19	$3.09	$-	$(0.85)	$(0.85)	$19.10	19.21%		$274,719	1.27%		N/A	(0.55%	)
9/30/16	16.75	(0.08)	1.69	1.61	-	(1.50)	(1.50)	16.86	10.12%		297,498	1.28%		N/A	(0.48%	)
9/30/15[i]	16.76	(0.08)	0.21	0.13	-	(0.14)	(0.14)	16.75	0.76%	[b]	306,259	1.30%	[a]	N/A	(0.63%	)[a]
12/31/14	16.84	(0.12)	2.12	2.00	-	(2.08)	(2.08)	16.76	12.38%		322,121	1.34%		1.31%	(0.68%	)
12/31/13	13.96	(0.12)	4.99	4.87	-	(1.99)	(1.99)	16.84	35.44%		333,489	1.44%		1.34%	(0.72%	)
12/31/12	13.39	(0.08)	1.95	1.87	-	(1.30)	(1.30)	13.96	14.05%		347,186	1.45%		1.35%	(0.52%	)
Class R4
9/30/17	$16.92	$(0.08)	$3.20	$3.12	$-	$(0.85)	$(0.85)	$19.19	19.33%		$125,717	1.17%		N/A	(0.46%	)
9/30/16	16.79	(0.06)	1.69	1.63	-	(1.50)	(1.50)	16.92	10.22%		54,177	1.18%		N/A	(0.39%	)
9/30/15[i]	16.78	(0.07)	0.22	0.15	-	(0.14)	(0.14)	16.79	0.88%	[b]	11,441	1.20%	[a]	N/A	(0.53%	)[a]
12/31/14[h]	17.37	(0.07)	1.56	1.49	-	(2.08)	(2.08)	16.78	9.07%	[b]	2,860	1.20%	[a]	N/A	(0.50%	)[a]
Class R3
9/30/17	$15.80	$(0.11)	$2.97	$2.86	$-	$(0.85)	$(0.85)	$17.81	19.04%		$27,527	1.42%		N/A	(0.70%	)
9/30/16	15.81	(0.10)	1.59	1.49	-	(1.50)	(1.50)	15.80	9.95%		14,056	1.43%		N/A	(0.63%	)
9/30/15[i]	15.84	(0.10)	0.21	0.11	-	(0.14)	(0.14)	15.81	0.68%	[b]	4,788	1.45%	[a]	N/A	(0.78%	)[a]
12/31/14	16.05	(0.14)	2.01	1.87	-	(2.08)	(2.08)	15.84	12.18%		2,445	1.51%		1.49%	(0.86%	)
12/31/13	13.42	(0.16)	4.78	4.62	-	(1.99)	(1.99)	16.05	35.00%		2,062	1.75%		1.65%	(1.02%	)
12/31/12	12.95	(0.12)	1.89	1.77	-	(1.30)	(1.30)	13.42	13.75%		1,969	1.75%		1.65%	(0.84%	)

MassMutual Select Small Cap Growth Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net realized gains	Tax return of capital	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/17	$13.05	$(0.01)	$2.70	$2.69	$-	$-	$-	$15.74	20.61%		$306,490	0.86%		N/A	(0.05%	)
9/30/16	15.17	(0.00)[d]	1.05	1.05	(3.17)	(0.00)[d]	(3.17)	13.05	8.25%		276,267	0.87%		N/A	(0.03%	)
9/30/15[i]	16.37	(0.01)	(0.95)	(0.96)	(0.24)	-	(0.24)	15.17	(5.92%	)[b]	237,215	0.85%	[a]	N/A	(0.08%	)[a]
12/31/14	19.02	(0.03)	1.03	1.00	(3.65)	-	(3.65)	16.37	6.16%		523,725	0.85%		0.84%	(0.19%	)
12/31/13	15.16	(0.04)	7.14	7.10	(3.24)	-	(3.24)	19.02	47.86%		237,249	0.92%		0.85%	(0.23%	)
12/31/12	14.16	(0.02)	1.92	1.90	(0.90)	-	(0.90)	15.16	13.53%		136,266	0.92%		0.86%	(0.12%	)
Class R5
9/30/17	$12.93	$(0.02)	$2.66	$2.64	$-	$-	$-	$15.57	20.42%		$119,338	0.96%		N/A	(0.15%	)
9/30/16	15.07	(0.02)	1.05	1.03	(3.17)	(0.00)[d]	(3.17)	12.93	8.16%		119,577	0.97%		N/A	(0.15%	)
9/30/15[i]	16.28	(0.02)	(0.95)	(0.97)	(0.24)	-	(0.24)	15.07	(6.07%	)[b]	168,987	0.95%	[a]	N/A	(0.18%	)[a]
12/31/14	18.94	(0.06)	1.05	0.99	(3.65)	-	(3.65)	16.28	6.14%		212,669	0.97%		0.94%	(0.30%	)
12/31/13	15.12	(0.06)	7.12	7.06	(3.24)	-	(3.24)	18.94	47.71%		574,359	1.02%		0.95%	(0.31%	)
12/31/12	14.14	(0.03)	1.91	1.88	(0.90)	-	(0.90)	15.12	13.41%		455,747	1.02%		0.96%	(0.22%	)
Service Class
9/30/17	$12.33	$(0.03)	$2.54	$2.51	$-	$-	$-	$14.84	20.36%		$34,017	1.06%		N/A	(0.25%	)
9/30/16	14.53	(0.03)	1.00	0.97	(3.17)	(0.00)[d]	(3.17)	12.33	8.02%		36,718	1.07%		N/A	(0.23%	)
9/30/15[i]	15.71	(0.03)	(0.91)	(0.94)	(0.24)	-	(0.24)	14.53	(6.10%	)[b]	36,194	1.05%	[a]	N/A	(0.28%	)[a]
12/31/14	18.43	(0.07)	1.00	0.93	(3.65)	-	(3.65)	15.71	5.98%		39,757	1.08%		1.05%	(0.41%	)
12/31/13	14.80	(0.08)	6.95	6.87	(3.24)	-	(3.24)	18.43	47.46%		77,163	1.16%		1.09%	(0.46%	)
12/31/12	13.87	(0.06)	1.89	1.83	(0.90)	-	(0.90)	14.80	13.31%		58,290	1.16%		1.10%	(0.39%	)

	Year ended September 30		Period ended September 30, 2015[b]	Year ended December 31
	2017	2016		2014	2013	2012
Portfolio turnover rate	86%	85%	82%	76%	97%	104%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net realized gains	Tax return of capital	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Administrative Class
9/30/17	$11.69	$(0.04)	$2.40	$2.36	$-	$-	$-	$14.05	20.19%		$30,295	1.16%		N/A	(0.35%	)
9/30/16	13.95	(0.04)	0.95	0.91	(3.17)	(0.00)[d]	(3.17)	11.69	7.92%		29,335	1.17%		N/A	(0.34%	)
9/30/15[i]	15.10	(0.04)	(0.87)	(0.91)	(0.24)	-	(0.24)	13.95	(6.15%	)[b]	33,350	1.15%	[a]	N/A	(0.38%	)[a]
12/31/14	17.87	(0.09)	0.97	0.88	(3.65)	-	(3.65)	15.10	5.88%		30,069	1.18%		1.16%	(0.52%	)
12/31/13	14.44	(0.10)	6.77	6.67	(3.24)	-	(3.24)	17.87	47.25%		42,628	1.31%		1.24%	(0.60%	)
12/31/12	13.58	(0.08)	1.84	1.76	(0.90)	-	(0.90)	14.44	13.08%		50,085	1.31%		1.25%	(0.53%	)
Class A
9/30/17	$10.61	$(0.07)	$2.18	$2.11	$-	$-	$-	$12.72	19.89%		$35,240	1.41%		N/A	(0.60%	)
9/30/16	12.97	(0.06)	0.87	0.81	(3.17)	(0.00)[d]	(3.17)	10.61	7.70%		40,045	1.42%		N/A	(0.59%	)
9/30/15[i]	14.09	(0.07)	(0.81)	(0.88)	(0.24)	-	(0.24)	12.97	(6.31%	)[b]	46,014	1.40%	[a]	N/A	(0.63%	)[a]
12/31/14	16.96	(0.13)	0.91	0.78	(3.65)	-	(3.65)	14.09	5.60%		56,296	1.43%		1.41%	(0.77%	)
12/31/13	13.85	(0.14)	6.49	6.35	(3.24)	-	(3.24)	16.96	46.94%		71,667	1.56%		1.49%	(0.86%	)
12/31/12	13.09	(0.13)	1.79	1.66	(0.90)	-	(0.90)	13.85	12.80%		60,764	1.56%		1.50%	(0.89%	)
Class R4
9/30/17	$10.65	$(0.06)	$2.19	$2.13	$-	$-	$-	$12.78	20.00%		$5,081	1.31%		N/A	(0.50%	)
9/30/16	13.00	(0.05)	0.87	0.82	(3.17)	(0.00)[d]	(3.17)	10.65	7.78%		1,781	1.32%		N/A	(0.45%	)
9/30/15[i]	14.10	(0.06)	(0.80)	(0.86)	(0.24)	-	(0.24)	13.00	(6.23%	)[b]	438	1.30%	[a]	N/A	(0.54%	)[a]
12/31/14[h]	17.12	(0.08)	0.71	0.63	(3.65)	-	(3.65)	14.10	4.67%	[b]	105	1.29%	[a]	N/A	(0.62%	)[a]
Class R3
9/30/17	$9.57	$(0.08)	$1.97	$1.89	$-	$-	$-	$11.46	19.75%		$2,199	1.56%		N/A	(0.75%	)
9/30/16	12.02	(0.06)	0.78	0.72	(3.17)	(0.00)[d]	(3.17)	9.57	7.52%		1,254	1.57%		N/A	(0.69%	)
9/30/15[i]	13.09	(0.08)	(0.75)	(0.83)	(0.24)	-	(0.24)	12.02	(6.41%	)[b]	315	1.55%	[a]	N/A	(0.80%	)[a]
12/31/14	16.04	(0.16)	0.86	0.70	(3.65)	-	(3.65)	13.09	5.35%		104	1.66%		1.63%	(1.02%	)
12/31/13	13.27	(0.19)	6.20	6.01	(3.24)	-	(3.24)	16.04	46.43%		571	1.86%		1.79%	(1.16%	)
12/31/12	12.61	(0.14)	1.70	1.56	(0.90)	-	(0.90)	13.27	12.49%		479	1.86%		1.80%	(1.04%	)

MM MSCI EAFE International Index Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders							Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000)‘s	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
9/30/17	$12.10	$0.32	$1.80	$2.12	$(0.61)	$(0.21)	$(0.82)	$13.40	18.96%		$39,255	0.31%		0.25%		2.72%
9/30/16	11.68	0.34	0.38	0.72	(0.27)	(0.03)	(0.30)	12.10	6.26%		93,913	0.24%		0.24%	[n]	2.89%
9/30/15[i]	12.20	0.31	(0.83)	(0.52)	-	-	-	11.68	(4.26%	)[b]	278,051	0.29%	[a]	0.25%	[a]	3.22%	[a]
12/31/14	13.51	0.46	(1.23)	(0.77)	(0.40)	(0.14)	(0.54)	12.20	(5.64%	)	213,384	0.26%		0.25%		3.38%
12/31/13	11.80	0.37	2.19	2.56	(0.40)	(0.45)	(0.85)	13.51	22.08%		183,956	0.32%		0.23%		2.87%
12/31/12[g]	10.00	0.11	1.84	1.95	(0.14)	(0.01)	(0.15)	11.80	19.53%	[b]	127,538	0.35%	[a]	0.23%	[a]	2.23%	[a]
Class R5
9/30/17	$12.09	$0.26	$1.85	$2.11	$(0.60)	$(0.21)	$(0.81)	$13.39	18.87%		$13,724	0.41%		0.35%		2.13%
9/30/16	11.68	0.34	0.36	0.70	(0.26)	(0.03)	(0.29)	12.09	6.11%		32,195	0.34%		0.34%	[n]	2.96%
9/30/15[i]	12.21	0.32	(0.85)	(0.53)	-	-	-	11.68	(4.34%	)[b]	16,010	0.39%	[a]	0.35%	[a]	3.36%	[a]
12/31/14	13.50	0.59	(1.37)	(0.78)	(0.37)	(0.14)	(0.51)	12.21	(5.68%	)	4,052	0.36%		0.34%		4.35%
12/31/13	11.80	0.34	2.20	2.54	(0.39)	(0.45)	(0.84)	13.50	21.95%		10,414	0.42%		0.33%		2.54%
12/31/12[g]	10.00	0.11	1.83	1.94	(0.13)	(0.01)	(0.14)	11.80	19.48%	[b]	120	0.45%	[a]	0.33%	[a]	2.15%	[a]
Service Class
9/30/17	$12.05	$0.32	$1.75	$2.07	$(0.58)	$(0.21)	$(0.79)	$13.33	18.58%		$25,208	0.56%		0.50%		2.62%
9/30/16	11.64	0.32	0.36	0.68	(0.24)	(0.03)	(0.27)	12.05	5.94%		16,897	0.49%		0.49%	[n]	2.79%
9/30/15[i]	12.17	0.29	(0.82)	(0.53)	-	-	-	11.64	(4.35%	)[b]	14,896	0.54%	[a]	0.50%	[a]	3.00%	[a]
12/31/14	13.49	0.35	(1.15)	(0.80)	(0.38)	(0.14)	(0.52)	12.17	(5.88%	)	5,988	0.50%		0.50%	[k]	2.61%
12/31/13	11.80	0.33	2.19	2.52	(0.38)	(0.45)	(0.83)	13.49	21.71%		387	0.57%		0.48%		2.55%
12/31/12[g]	10.00	0.10	1.84	1.94	(0.13)	(0.01)	(0.14)	11.80	19.42%	[b]	137	0.60%	[a]	0.48%	[a]	1.95%	[a]

	Year ended September 30		Period ended September 30, 2015[b]	Year ended December 31
	2017	2016		2014	2013	2012
Portfolio turnover rate	35%	26%	6%	28%	42%	6%[b]

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	For the period July 25, 2012 (commencement of operations) through December 31, 2012.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
k	Amount waived had no impact on the ratio of expenses to average daily net assets.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
n	Expenses incurred during the period fell under the expense cap.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders							Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000)‘s	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Administrative Class
9/30/17	$12.03	$0.29	$1.77	$2.06	$(0.57)	$(0.21)	$(0.78)	$13.31	18.48%		$43,896	0.66%		0.60%		2.39%
9/30/16	11.62	0.32	0.35	0.67	(0.23)	(0.03)	(0.26)	12.03	5.87%		39,646	0.59%		0.59%	[n]	2.72%
9/30/15[i]	12.17	0.28	(0.83)	(0.55)	-	-	-	11.62	(4.52%	)[b]	33,128	0.64%	[a]	0.60%	[a]	2.93%	[a]
12/31/14	13.49	0.32	(1.13)	(0.81)	(0.37)	(0.14)	(0.51)	12.17	(5.90%	)	22,634	0.60%		0.60%	[k]	2.43%
12/31/13	11.80	0.35	2.16	2.51	(0.37)	(0.45)	(0.82)	13.49	21.60%		4,450	0.67%		0.58%		2.67%
12/31/12[g]	10.00	0.09	1.84	1.93	(0.12)	(0.01)	(0.13)	11.80	19.35%	[b]	120	0.70%	[a]	0.58%	[a]	1.88%	[a]
Class A
9/30/17	$12.00	$0.26	$1.76	$2.02	$(0.54)	$(0.21)	$(0.75)	$13.27	18.16%		$18,255	0.91%		0.85%		2.17%
9/30/16	11.59	0.27	0.38	0.65	(0.21)	(0.03)	(0.24)	12.00	5.63%		13,495	0.84%		0.84%	[n]	2.35%
9/30/15[i]	12.16	0.25	(0.82)	(0.57)	-	-	-	11.59	(4.69%	)[b]	12,681	0.89%	[a]	0.85%	[a]	2.65%	[a]
12/31/14	13.47	0.34	(1.18)	(0.84)	(0.33)	(0.14)	(0.47)	12.16	(6.20%	)	7,253	0.86%		0.86%	[k]	2.56%
12/31/13	11.80	0.30	2.16	2.46	(0.34)	(0.45)	(0.79)	13.47	21.32%		3,271	0.97%		0.88%		2.32%
12/31/12[g]	10.00	0.08	1.84	1.92	(0.11)	(0.01)	(0.12)	11.80	19.20%	[b]	119	1.00%	[a]	0.88%	[a]	1.59%	[a]
Class R4
9/30/17	$11.96	$0.29	$1.74	$2.03	$(0.57)	$(0.21)	$(0.78)	$13.21	18.31%		$45,031	0.81%		0.75%		2.39%
9/30/16	11.59	0.32	0.33	0.65	(0.25)	(0.03)	(0.28)	11.96	5.66%		25,933	0.74%		0.74%	[n]	2.74%
9/30/15[i]	12.15	0.19	(0.75)	(0.56)	-	-	-	11.59	(4.69%	)[b]	6,697	0.79%	[a]	0.75%	[a]	2.03%	[a]
12/31/14[h]	13.53	0.22	(1.11)	(0.89)	(0.35)	(0.14)	(0.49)	12.15	(6.48%	)[b]	141	0.75%	[a]	0.75%	[a,k]	2.22%	[a]
Class R3
9/30/17	$11.93	$0.25	$1.75	$2.00	$(0.55)	$(0.21)	$(0.76)	$13.17	18.05%		$40,921	1.06%		1.00%		2.06%
9/30/16	11.58	0.28	0.34	0.62	(0.24)	(0.03)	(0.27)	11.93	5.44%		24,798	0.99%		0.99%	[n]	2.46%
9/30/15[i]	12.16	0.22	(0.80)	(0.58)	-	-	-	11.58	(4.69%	)[b]	5,031	1.04%	[a]	1.00%	[a]	2.32%	[a]
12/31/14[h]	13.53	0.21	(1.12)	(0.91)	(0.32)	(0.14)	(0.46)	12.16	(6.73%	)[b]	97	1.00%	[a]	1.00%	[a,k]	2.09%	[a]

MassMutual Select Overseas Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/17	$7.88	$0.15	$1.76	$1.91	$(0.18)	$(0.18)	$9.61	24.71%		$318,534	0.93%		N/A	1.70%
9/30/16	7.68	0.14	0.19	0.33	(0.13)	(0.13)	7.88	4.28%		328,518	0.92%		N/A	1.88%
9/30/15[i]	8.29	0.13	(0.53)	(0.40)	(0.21)	(0.21)	7.68	(5.00%	)[b]	290,692	0.93%	[a]	N/A	1.95%	[a]
12/31/14	9.05	0.20	(0.75)	(0.55)	(0.21)	(0.21)	8.29	(6.25%	)	305,063	0.97%		0.90%	2.22%
12/31/13	7.57	0.15	1.54	1.69	(0.21)	(0.21)	9.05	22.65%		270,927	1.16%		0.85%	1.76%
12/31/12	6.26	0.15	1.28	1.43	(0.12)	(0.12)	7.57	23.14%		255,215	1.16%		0.85%	2.19%
Class R5
9/30/17	$7.90	$0.13	$1.78	$1.91	$(0.17)	$(0.17)	$9.64	24.64%		$154,039	1.03%		N/A	1.52%
9/30/16	7.70	0.13	0.19	0.32	(0.12)	(0.12)	7.90	4.15%		138,668	1.02%		N/A	1.71%
9/30/15[i]	8.31	0.12	(0.54)	(0.42)	(0.19)	(0.19)	7.70	(5.13%	)[b]	161,529	1.03%	[a]	N/A	1.85%	[a]
12/31/14	9.06	0.19	(0.76)	(0.57)	(0.18)	(0.18)	8.31	(6.40%	)	164,096	1.13%		1.05%	2.18%
12/31/13	7.58	0.12	1.55	1.67	(0.19)	(0.19)	9.06	22.39%		191,060	1.44%		1.13%	1.41%
12/31/12	6.26	0.12	1.29	1.41	(0.09)	(0.09)	7.58	22.70%		155,925	1.45%		1.14%	1.78%
Service Class
9/30/17	$7.86	$0.11	$1.77	$1.88	$(0.16)	$(0.16)	$9.58	24.39%		$45,240	1.13%		N/A	1.26%
9/30/16	7.66	0.12	0.19	0.31	(0.11)	(0.11)	7.86	4.07%		69,873	1.12%		N/A	1.63%
9/30/15[i]	8.26	0.11	(0.52)	(0.41)	(0.19)	(0.19)	7.66	(5.10%	)[b]	77,184	1.13%	[a]	N/A	1.74%	[a]
12/31/14	9.01	0.17	(0.75)	(0.58)	(0.17)	(0.17)	8.26	(6.52%	)	76,131	1.21%		1.13%	1.95%
12/31/13	7.54	0.12	1.54	1.66	(0.19)	(0.19)	9.01	22.27%		83,580	1.49%		1.18%	1.41%
12/31/12	6.23	0.13	1.27	1.40	(0.09)	(0.09)	7.54	22.64%		66,317	1.50%		1.19%	1.97%

	Year ended September 30		Period ended September 30, 2015[b]	Year ended December 31
	2017	2016		2014	2013	2012
Portfolio turnover rate	29%	38%	39%	42%	35%	39%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Administrative Class
9/30/17	$7.92	$0.12	$1.76	$1.88	$(0.15)	$(0.15)	$9.65	24.22%		$40,543	1.23%		N/A	1.40%
9/30/16	7.72	0.12	0.18	0.30	(0.10)	(0.10)	7.92	3.93%		37,189	1.22%		N/A	1.54%
9/30/15[i]	8.32	0.11	(0.52)	(0.41)	(0.19)	(0.19)	7.72	(5.08%	)[b]	35,607	1.23%	[a]	N/A	1.70%	[a]
12/31/14	9.09	0.17	(0.76)	(0.59)	(0.18)	(0.18)	8.32	(6.59%	)	29,655	1.29%		1.22%	1.90%
12/31/13	7.60	0.11	1.54	1.65	(0.16)	(0.16)	9.09	22.02%		26,362	1.54%		1.23%	1.35%
12/31/12	6.22	0.12	1.29	1.41	(0.03)	(0.03)	7.60	22.67%		27,315	1.55%		1.24%	1.76%
Class A
9/30/17	$7.75	$0.09	$1.73	$1.82	$(0.13)	$(0.13)	$9.44	23.89%		$49,218	1.48%		N/A	1.09%
9/30/16	7.55	0.10	0.18	0.28	(0.08)	(0.08)	7.75	3.73%		58,816	1.47%		N/A	1.31%
9/30/15[i]	8.14	0.09	(0.52)	(0.43)	(0.16)	(0.16)	7.55	(5.39%	)[b]	58,523	1.48%	[a]	N/A	1.40%	[a]
12/31/14	8.89	0.15	(0.75)	(0.60)	(0.15)	(0.15)	8.14	(6.80%	)	60,890	1.55%		1.47%	1.72%
12/31/13	7.45	0.09	1.52	1.61	(0.17)	(0.17)	8.89	21.86%		60,251	1.79%		1.48%	1.08%
12/31/12	6.16	0.10	1.26	1.36	(0.07)	(0.07)	7.45	22.47%		54,429	1.80%		1.49%	1.48%
Class R4
9/30/17	$7.64	$0.10	$1.70	$1.80	$(0.14)	$(0.14)	$9.30	24.05%		$7,779	1.38%		N/A	1.26%
9/30/16	7.47	0.12	0.16	0.28	(0.11)	(0.11)	7.64	3.79%		6,660	1.37%		N/A	1.57%
9/30/15[i]	8.09	0.08	(0.49)	(0.41)	(0.21)	(0.21)	7.47	(5.24%	)[b]	3,422	1.38%	[a]	N/A	1.28%	[a]
12/31/14[h]	8.80	0.11	(0.61)	(0.50)	(0.21)	(0.21)	8.09	(5.81%	)[b]	94	1.37%	[a]	N/A	1.63%	[a]
Class R3
9/30/17	$7.70	$0.08	$1.72	$1.80	$(0.13)	$(0.13)	$9.37	23.73%		$3,267	1.63%		N/A	1.00%
9/30/16	7.52	0.09	0.18	0.27	(0.09)	(0.09)	7.70	3.63%		1,918	1.62%		N/A	1.25%
9/30/15[i]	8.15	0.10	(0.55)	(0.45)	(0.18)	(0.18)	7.52	(5.60%	)[b]	1,257	1.63%	[a]	N/A	1.51%	[a]
12/31/14	8.76	0.17	(0.78)	(0.61)	-	-	8.15	(6.96%	)	182	1.82%		1.69%	2.02%
12/31/13	7.37	0.06	1.51	1.57	(0.18)	(0.18)	8.76	21.53%		732	2.09%		1.78%	0.79%
12/31/12	6.11	0.07	1.26	1.33	(0.07)	(0.07)	7.37	21.96%		549	2.10%		1.79%	1.12%

Notes to Financial Statements

1.	The Funds

MassMutual Select Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company. The Trust is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated May 28, 1993, as amended and restated as of November 21, 2011, as it may be further amended from time to time. The following are 19 series of the Trust (each individually referred to as a “Fund” or collectively as the “Funds”):

MassMutual Select Total Return Bond Fund (“Total Return Bond Fund”)

MassMutual Select Strategic Bond Fund (“Strategic Bond Fund”)

MassMutual Select Diversified Value Fund (“Diversified Value Fund”)

MassMutual Select Fundamental Value Fund (“Fundamental Value Fund”)

MassMutual Select Large Cap Value Fund (“Large Cap Value Fund”)

MM S&P 500® Index Fund (“S&P 500 Index Fund”)

MassMutual Select Equity Opportunities Fund (formerly known as MassMutual Select Focused Value Fund) (“Equity Opportunities Fund”)

MassMutual Select Fundamental Growth Fund (“Fundamental Growth Fund”)

MassMutual Select Blue Chip Growth Fund (“Blue Chip Growth Fund”)

MassMutual Select Growth Opportunities Fund (“Growth Opportunities Fund”)

MassMutual Select Mid-Cap Value Fund (“Mid-Cap Value Fund”)

MassMutual Select Small Cap Value Equity Fund (“Small Cap Value Equity Fund”)

MassMutual Select Small Company Value Fund (“Small Company Value Fund”)

MM S&P® Mid Cap Index Fund (“S&P Mid Cap Index Fund”)

MM Russell 2000® Small Cap Index Fund (“Russell 2000 Small Cap Index Fund”)

MassMutual Select Mid Cap Growth Fund (formerly known as MassMutual Select Mid Cap Growth Equity II Fund) (“Mid Cap Growth Fund”)

MassMutual Select Small Cap Growth Equity Fund (“Small Cap Growth Equity Fund”)

MM MSCI EAFE® International Index Fund (“MSCI EAFE International Index Fund”)

MassMutual Select Overseas Fund (“Overseas Fund”)

Each share class of a Fund represents an interest in the same portfolio of assets. The principal difference among the classes is the level of service and administration fees, and shareholder and distribution service expenses borne by the classes. Because each class will have different fees and expenses, performance and share prices will vary between the classes. The classes of shares are offered to different types of investors, as outlined in the Funds’ Prospectus.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed consistently by each Fund in the preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”). The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Investment Valuation

The net asset value of each Fund’s shares is determined once daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), on each day the NYSE is open for trading (a “business day”). The NYSE normally closes at 4:00 p.m. Eastern Time, but may close earlier on some days. If the NYSE is scheduled to close early, the business day will be considered to end as of the time of the NYSE’s scheduled close. A Fund will not treat an intraday disruption in NYSE trading or other event that causes an unscheduled closing of the NYSE as a close of business of the NYSE for these purposes and will instead fair value securities in accordance with procedures approved annually by the Trustees, and under the general oversight of the Trustees. On holidays and other days when the NYSE is closed, each Fund’s net asset value generally is not calculated and the Funds do not anticipate accepting buy or sell orders. However, the value of each Fund’s assets may still be affected on such days to the extent that a Fund holds foreign securities that trade on days that foreign securities markets are open.

Notes to Financial Statements (Continued)

Equity securities and derivative contracts that are actively traded on a national securities exchange or contract market are valued on the basis of information furnished by a pricing service, which provides the last reported sale price, or, in the case of futures contracts, the settlement price, for securities or derivatives listed on the exchange or contract market or the official closing price on the NASDAQ National Market System (“NASDAQ System”), or in the case of over-the-counter (“OTC”) securities for which an official closing price is unavailable or not reported on the NASDAQ System, the last reported bid price. Portfolio securities traded on more than one national securities exchange are valued at the last price at the close of the exchange representing the principal market for such securities. Debt securities are valued on the basis of valuations furnished by a pricing service, which generally determines valuations taking into account factors such as institutional-size trading in similar securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Shares of other open-end mutual funds are valued at their closing net asset values as reported on each business day.

Investments for which market quotations are readily available are marked to market daily based on those quotations. Market quotations may be provided by third-party vendors or market makers, and may be determined on the basis of a variety of factors, such as broker quotations, financial modeling, and other market data, such as market indexes and yield curves, counterparty information, and foreign exchange rates. U.S. Government and agency securities may be valued on the basis of market quotations or using a model that may incorporate market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. The fair values of OTC derivative contracts, including forward, swap, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices, may be based on market quotations or may be modeled using a series of techniques, including simulation models, depending on the contract and the terms of the transaction. The fair values of asset-backed securities and mortgage-backed securities are estimated based on models that consider the estimated cash flows of each debt tranche of the issuer, established benchmark yield, and estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche, including, but not limited to, prepayment speed assumptions and attributes of the collateral. Restricted securities are generally valued at a discount to similar publicly traded securities.

Investments for which market quotations are not available or for which a pricing service or vendor does not provide a value, or for which such market quotations or values are considered by the investment adviser or subadviser to be unreliable (including, for example, certain foreign securities, thinly-traded securities, certain restricted securities, certain initial public offerings, or securities whose values may have been affected by a significant event) are stated at fair valuations determined in good faith by the Funds’ Valuation Committee1 in accordance with procedures approved annually by the Board of Trustees (“Trustees”), and under the general oversight of the Trustees. The Funds’ Valuation Committee employs various methods to determine fair valuations including a regular review of significant inputs and assumptions and review of any related market activity. The Funds’ Valuation Committee reports to the Trustees at its regularly scheduled meetings. It is possible that fair value prices will be used by the Funds to a significant extent. The value determined for an investment using the Funds’ fair value procedures may differ from recent market prices for the investment and may be significantly different from the value realized upon the sale of such investment.

The Funds may invest in securities that are traded principally in foreign markets and that trade on weekends and other days when the Funds do not price their shares. As a result, the values of the Funds’ portfolio securities may change on days when the prices of the Funds’ shares are not calculated. The prices of the Funds’ shares will reflect any such changes when the prices of the Funds’ shares are next calculated, which is the next business day. The Funds may use fair value pricing more frequently for securities primarily traded in foreign markets because, among other things, most foreign markets close well before the Funds value their securities. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. The Funds’ investments may be priced based on fair values provided by a third-party vendor, based on certain factors and methodologies applied by such vendor, in the event that there is movement in the U.S. market, between the close of the foreign market and the time the Funds calculate their net asset values. All assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the mean between the buying and selling rates of such currencies against the U.S. dollar at the end of each business day.

[1]	The Valuation Committee consists of the President, Treasurer, Assistant Treasurers, Vice Presidents (except for the CCO), Secretary, and Assistant Secretaries of the Trust, as well as such alternate members as the Trustees may from time to time designate. The Valuation Committee reviews and determines the fair valuation of portfolio securities and the Funds’ pricing procedures in general.

Notes to Financial Statements (Continued)

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and any other investments fair valued using significant unobservable inputs, as described below, the fair valuation approaches used by third party service providers and/or the Funds’ subadvisers utilize one or a combination of, but not limited to, the following inputs:

Market approach: (i) recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers; (ii) recapitalizations and other transactions across the capital structure; and (iii) market multiples of comparable issuers.

Income approach: (i) future cash flows discounted to present value and adjusted as appropriate for liquidity, credit, and/or market risks; (ii) quoted prices for similar investments or assets in active markets; and (iii) other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts, and/or default rates.

Cost approach: (i) audited or unaudited financial statements, investor communications, and financial or operational metrics issued by the Private Company; (ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company; (iii) relevant news and other public sources; and (iv) known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing Market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as the current value method (“CVM”), an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The CVM allocates value among the various parts of a company’s capital structure assuming that the value of convertible preferred stock is represented by the most favorable claim the preferred stockholders have on the enterprise value as of the valuation date. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by a Fund. Typically, the most recently available information for a Private Company is as of a date that is earlier than the date a Fund is calculating its net asset value. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A three-tier hierarchy is utilized to maximize the use of observable market data inputs and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability and are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

Level 1 – quoted prices (unadjusted) in active markets for identical investments that the Funds can access at the measurement date

The types of assets and liabilities categorized in Level 1 generally include actively traded domestic and certain foreign equity securities, derivatives actively traded on a national securities exchange (such as some warrants, rights, futures, and options), and shares of open-end mutual funds.

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Notes to Financial Statements (Continued)

The types of assets and liabilities categorized in Level 2 generally include debt securities such as U.S. Government and agency securities, mortgage-backed securities, asset-backed securities, municipal obligations, sovereign debt obligations, bank loans, corporate bonds, and those securities valued at amortized cost; OTC derivatives such as swaps, options, swaptions, and forward foreign currency exchange contracts; certain restricted securities; and non-exchange traded equity securities and certain foreign equity securities traded on particular foreign exchanges that close before the Funds determine their net asset values.

Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The types of assets and liabilities categorized in Level 3 generally include securities for which prices, spreads, or any of the other aforementioned significant inputs are unobservable. Generally, securities whose trading has been suspended or that have been de-listed from their current primary trading exchange; securities in default or bankruptcy proceedings for which there is no current market quotation; securities and certain derivatives valued by broker quotes which may include brokers’ assumptions; and any illiquid Rule 144A securities or restricted securities issued by non-public entities are categorized in Level 3.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy. In addition, in periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Level 1, Level 2, or Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the overall fair value measurement.

The Growth Opportunities Fund characterized all long-term investments at Level 1, and all short-term investments at Level 2, as of September 30, 2017. For the Fund noted in the preceding sentence, the level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

The following is the aggregate value by input level, as of September 30, 2017, for the remaining Funds’ investments:

	Level 1	Level 2	Level 3	Total
Total Return Bond Fund
Asset Investments
Corporate Debt	$-	$257,483,689	$-	$257,483,689
Municipal Obligations	-	19,563,518	-	19,563,518
Non-U.S. Government Agency Obligations	-	133,590,547	-	133,590,547
U.S. Government Agency Obligations and Instrumentalities	-	311,018,662	-	311,018,662
U.S. Treasury Obligations	-	227,855,512	-	227,855,512
Short-Term Investments	-	142,615,705	-	142,615,705

Total Investments	$-	$1,092,127,633	$-	$1,092,127,633

Asset Derivatives
Forward Contracts	$-	$282,137	$-	$282,137
Futures Contracts	34,197	-	-	34,197

Total	$34,197	$282,137	$-	$316,334

Notes to Financial Statements (Continued)

	Level 1	Level 2	Level 3		Total
Total Return Bond Fund (Continued)
Liability Derivatives
Forward Contracts	$-	$(29,673)	$-		$(29,673)
Futures Contracts	(455,673)	-	-		(455,673)

Total	$(455,673)	$(29,673)	$-		$(485,346)

Strategic Bond Fund
Asset Investments
Preferred Stock	$129,177	$-	$-		$129,177
Bank Loans	-	17,389,714	-		17,389,714
Corporate Debt	-	134,540,629	-		134,540,629
Municipal Obligations	-	192,853	-		192,853
Non-U.S. Government Agency Obligations	-	59,030,922	688,076	**	59,718,998
Sovereign Debt Obligations	-	30,770,168	-		30,770,168
U.S. Government Agency Obligations and Instrumentalities	-	138,446,639	515,625	**	138,962,264
U.S. Treasury Obligations	-	121,168,568	-		121,168,568
Purchased Options	347,151	-	-		347,151
Short-Term Investments	-	73,647,904	-		73,647,904

Total Investments	$476,328	$575,187,397	$1,203,701		$576,867,426

Asset Derivatives
Forward Contracts	$-	$532,277	$-		$532,277
Futures Contracts	709,150	-	-		709,150
Swap Agreements	-	1,548,374	-		1,548,374

Total	$709,150	$2,080,651	$-		$2,789,801

Liability Derivatives
Forward Contracts	$-	$(418,421)	$-		$(418,421)
Futures Contracts	(1,757,564)	-	-		(1,757,564)
Swap Agreements	-	(502,302)	-		(502,302)
Written Options	(393,423)	-	-		(393,423)

Total	$(2,150,987)	$(920,723)	$-		$(3,071,710)

Diversified Value Fund
Asset Investments
Common Stock	$224,133,996	$4,330,830 *	$-		$228,464,826
Preferred Stock	577,467	-	-		577,467
Mutual Funds	2,311,945	-	-		2,311,945
Short-Term Investments	-	2,157,455	-		2,157,455

Total Investments	$227,023,408	$6,488,285	$-		$233,511,693

Fundamental Value Fund
Asset Investments
Common Stock	$1,203,947,042	$30,605,199 *	$-		$1,234,552,241
Short-Term Investments	-	12,867,500	-		12,867,500

Total Investments	$1,203,947,042	$43,472,699	$-		$1,247,419,741

Notes to Financial Statements (Continued)

	Level 1	Level 2		Level 3	Total
Large Cap Value Fund
Asset Investments
Common Stock	$179,644,034	$796,726		$-	$180,440,760
Mutual Funds	3,518,410	-		-	3,518,410
Short-Term Investments	-	8,109,464		-	8,109,464

Total Investments	$183,162,444	$8,906,190		$-	$192,068,634

S&P 500 Index Fund
Asset Investments
Common Stock	$3,231,751,897	$-		$-	$3,231,751,897
Short-Term Investments	-	18,295,506		-	18,295,506

Total Investments	$3,231,751,897	$18,295,506		$-	$3,250,047,403

Asset Derivatives
Futures Contracts	$200,711	$-		$-	$200,711

Equity Opportunities Fund
Asset Investments
Common Stock	$661,086,661	$31,351,273	*	$-	$692,437,934
Preferred Stock	1,570,600	-		-	1,570,600
Mutual Funds	1,004	-		-	1,004
Short-Term Investments	-	10,568,194		-	10,568,194

Total Investments	$662,658,265	$41,919,467		$-	$704,577,732

Fundamental Growth Fund
Asset Investments
Common Stock	$140,142,534	$562,472	*	$-	$140,705,006
Mutual Funds	3,279,449	-		-	3,279,449
Short-Term Investments	-	2,353,962		-	2,353,962

Total Investments	$143,421,983	$2,916,434		$-	$146,338,417

Blue Chip Growth Fund
Asset Investments
Common Stock	$2,109,537,600	$56,376,136	*	$-	$2,165,913,736
Mutual Funds	1,025	-		-	1,025
Short-Term Investments	-	20,942,037		-	20,942,037

Total Investments	$2,109,538,625	$77,318,173		$-	$2,186,856,798

Mid-Cap Value Fund
Asset Investments
Common Stock	$94,944,239	$633,771	*	$-	$95,578,010
Mutual Funds	1,805,612	-		-	1,805,612
Short-Term Investments	-	2,695,145		-	2,695,145

Total Investments	$96,749,851	$3,328,916		$-	$100,078,767

Asset Derivatives
Forward Contracts	$-	$14,866		$-	$14,866

Liability Derivatives
Forward Contracts	$-	$(618)		$-	$(618)

Notes to Financial Statements (Continued)

	Level 1	Level 2		Level 3		Total
Small Cap Value Equity Fund
Asset Investments
Common Stock	$181,923,850	$3,852,715	*	$-	+**	$185,776,565
Short-Term Investments	-	4,492,089		-		4,492,089

Total Investments	$181,923,850	$8,344,804		$-		$190,268,654

Small Company Value Fund
Asset Investments
Common Stock	$243,282,742	$-		$-	+**	$243,282,742
Warrants	8,307	-		-		8,307
Mutual Funds	16,959,052	-		-		16,959,052
Short-Term Investments	-	7,795,717		-		7,795,717

Total Investments	$260,250,101	$7,795,717		$-		$268,045,818

Asset Derivatives
Futures Contracts	$87,058	$-		$-		$87,058

S&P Mid Cap Index Fund
Asset Investments
Common Stock	$470,870,644	$-		$-		$470,870,644
Mutual Funds	35,256,784	-		-		35,256,784
Short-Term Investments	-	5,805,368		-		5,805,368

Total Investments	$506,127,428	$5,805,368		$-		$511,932,796

Asset Derivatives
Futures Contracts	$112,178	$-		$-		$112,178

Russell 2000 Small Cap Index Fund
Asset Investments
Common Stock	$276,405,398	$16,800		$11,338	**	$276,433,536
Rights	-	-		44,356	**	44,356
Mutual Funds	40,923,714	-		-		40,923,714
Short-Term Investments	-	5,205,510		-		5,205,510

Total Investments	$317,329,112	$5,222,310		$55,694		$322,607,116

Asset Derivatives
Futures Contracts	$228,931	$-		$-		$228,931

Mid Cap Growth Fund
Asset Investments
Common Stock	$4,909,100,741	$2,239,439		$4,907,227	**	$4,916,247,407
Preferred Stock	-	-		16,587,463	**	16,587,463
Mutual Funds	398,577,755	-		-		398,577,755
Short-Term Investments	-	193,973,224		-		193,973,224

Total Investments	$5,307,678,496	$196,212,663		$21,494,690		$5,525,385,849

Small Cap Growth Equity Fund
Asset Investments
Common Stock	$521,222,893	$875,053		$882,315		$522,980,261
Preferred Stock	-	-		2,300,314		2,300,314
Rights	-	-		38,235		38,235
Mutual Funds	98,214,397	-		-		98,214,397
Short-Term Investments	-	7,598,702		-		7,598,702

Total Investments	$619,437,290	$8,473,755		$3,220,864		$631,131,909

Notes to Financial Statements (Continued)

	Level 1	Level 2	Level 3		Total
MSCI EAFE International Index Fund
Asset Investments
Common Stock*
Australia	$-	$14,835,508	$-		$14,835,508
Austria	-	556,606	-		556,606
Belgium	-	2,595,749	-		2,595,749
Bermuda	-	841,619	-		841,619
Cayman Islands	85,385	1,350,782	-		1,436,167
Denmark	-	4,115,416	-		4,115,416
Finland	-	2,194,285	-		2,194,285
France	-	22,088,477	-		22,088,477
Germany	-	20,233,377	-		20,233,377
Hong Kong	-	5,363,722	-		5,363,722
Ireland	-	1,197,027	-		1,197,027
Israel	489,815	562,086	-		1,051,901
Italy	-	4,538,606	-		4,538,606
Japan	-	50,749,902	-		50,749,902
Luxembourg	-	707,498	-		707,498
Mauritius	-	32,494	-		32,494
Netherlands	1,076,440	8,895,612	-		9,972,052
New Zealand	-	358,457	-		358,457
Norway	-	1,538,770	-		1,538,770
Papua New Guinea	-	118,198	-		118,198
Portugal	-	352,868	-	+**	352,868
Singapore	-	2,738,215	-		2,738,215
Spain	-	7,592,142	-		7,592,142
Sweden	-	6,364,737	-		6,364,737
Switzerland	-	18,215,096	-		18,215,096
United Kingdom	-	38,871,770	-		38,871,770
Preferred Stock
Germany	-	1,157,434	-		1,157,434
Mutual Funds	2,228,353	-	-		2,228,353
Rights	-	-	2,197	**	2,197
Short-Term Investments	-	3,108,408	-		3,108,408

Total Investments	$3,879,993	$221,274,861	$2,197		$225,157,051

Asset Derivatives
Forward Contracts	$-	$2,324	$-		$2,324
Futures Contracts	146,245	-	-		146,245

Total	$146,245	$2,324	$-		$148,569

Liability Derivatives
Forward Contracts	$-	$(49,995)	$-		$(49,995)
Futures Contracts	(7,024)	-	-		(7,024)

Total	$(7,024)	$(49,995)	$-		$(57,019)

Overseas Fund
Asset Investments
Common Stock*
Australia	$-	$10,452,309	$-		$10,452,309
Austria	-	1,387,952	-		1,387,952
Belgium	-	6,368,699	-		6,368,699

Notes to Financial Statements (Continued)

	Level 1	Level 2	Level 3	Total
Overseas Fund (Continued)
Assets Investments (Continued)
Common Stock (Continued)
Bermuda	$-	$110,399	$-	$110,399
Brazil	3,388,947	-	-	3,388,947
Canada	15,108,339	-	-	15,108,339
Cayman Islands	10,037,132	-	-	10,037,132
Denmark	-	8,394,405	-	8,394,405
Finland	-	1,250,444	-	1,250,444
France	-	91,490,070	-	91,490,070
Germany	-	73,931,250	-	73,931,250
Hong Kong	-	9,739,948	-	9,739,948
India	1,676,391	12,607,930	-	14,284,321
Indonesia	-	3,535,014	-	3,535,014
Ireland	4,496,571	-	-	4,496,571
Israel	5,274,119	-	-	5,274,119
Italy	-	12,665,590	-	12,665,590
Japan	-	76,632,488	-	76,632,488
Luxembourg	-	1,152,963	-	1,152,963
Mexico	3,105,953	-	-	3,105,953
Netherlands	-	40,391,930	-	40,391,930
Norway	-	854,767	-	854,767
Republic of Korea	-	1,416,056	-	1,416,056
Singapore	-	8,198,462	-	8,198,462
Spain	-	8,166,919	-	8,166,919
Sweden	-	15,164,061	-	15,164,061
Switzerland	-	70,808,244	-	70,808,244
Taiwan	6,477,976	345,222	-	6,823,198
United Kingdom	5,241,346	98,466,472	-	103,707,818
United States	5,981,231	-	-	5,981,231
Mutual Funds	2,018,492	-	-	2,018,492
Short-Term Investments	-	6,314,520	-	6,314,520

Total Investments	$62,806,497	$559,846,114	$-	$622,652,611

Asset Derivatives
Forward Contracts	$-	$813,249	$-	$813,249

Liability Derivatives
Forward Contracts	$-	$(980,857)	$-	$(980,857)

*	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments after the close of trading in their applicable foreign markets, as applicable.
**	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Fund(s). Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended September 30, 2017 is not presented.
+	Represents a security at $0 value as of September 30, 2017.

Notes to Financial Statements (Continued)

The following tables show Fund(s) with certain assets and liabilities, which approximate fair value and would be categorized at Level 2 as of September 30, 2017.

Statements of Assets and Liabilities locations	Total Return Bond Fund	Strategic Bond Fund	MSCI EAFE International Index Fund

Receivables from:
Investments sold on a when-issued basis	X	X
Collateral for open forward contracts		X
Collateral for futures and option contracts		X
Collateral for futures contracts			X
Collateral for swap agreements		X

Payables for:
Investments purchased on a when-issued basis	X	X
Foreign currency overdraft	X

Statements of Assets and Liabilities locations	Large Cap Value Fund	Fundamental Growth Fund	Growth Opportunities Fund	Small Company Value Fund	S&P Mid Cap Index Fund

Payables for:
Securities on loan	X	X	X	X	X
Due to custodian				X	X
Foreign currency overdraft	X

Statements of Assets and Liabilities locations	Russell 2000 Small Cap Index Fund	Mid Cap Growth Fund	Small Cap Growth Equity Fund	MSCI EAFE International Index Fund	Overseas Fund

Payables for:
Securities on loan	X	X	X	X	X
Due to custodian	X				X

The Funds, with the exception of the Strategic Bond Fund and Russell 2000 Small Cap Index Fund, had no transfers between Level 1, Level 2, and Level 3 of the fair value hierarchy during the year ended September 30, 2017. The Strategic Bond Fund and Russell 2000 Small Cap Index Fund had transfers between Level 1, Level 2, and Level 3 of the fair value hierarchy during the year ended September 30, 2017; however, none of the transfers individually or collectively had a material impact on the Funds. The Funds recognize transfers between the Levels as of the beginning of the year.

Notes to Financial Statements (Continued)

Following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining value:

Asset Valuation Inputs

	Investments in Securities
	Balance as of 9/30/16		Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	(Sales)	Balance as of 9/30/17	Net Change in Unrealized Appreciation (Depreciation) from Investments Still held as of 9/30/17
Small Cap Growth Equity Fund
Common Stock	$1,039,359		$-	$263,446	$(778,488)	$1,129,720	$(771,722)	$882,315	$(552,862)
Preferred Stock	6,269,529		-	1,427,038	(702,932)	-	(4,693,321)	2,300,314	102,139
Rights	-	*	-	-	38,235	-	-	38,235	38,235

	$7,308,888		$-	$1,690,484	$(1,443,185)	$1,129,720	$(5,465,043)	$3,220,864	$(412,488)

*	Represents a security at $0 value as of September 30, 2016.

The Small Cap Growth Equity Fund fair values certain of its Level 3 investments using acquisition cost, although the transaction may not have occurred during the current reporting period. These investments are generally privately held investments, but may include defaulted securities and new debt issuances. There may not be a secondary market for such investments, and/or there are a limited number of investors. The determination to fair value such investments at cost is based upon factors consistent with the principles of fair value measurement that are reasonably available to the Valuation Committee. Valuations are reviewed by members of the Valuation Committee utilizing available market information to determine if the carrying value of these investments should be adjusted. Such market data may include, but is not limited to, observations of the trading multiples of public companies considered comparable to the private companies being valued, financial or operational information released by the company, and/or news or corporate events that affect the investment, also referred to as enterprise value (EV) to earnings before interest, taxes, depreciation, and amortization (EBITDA) ratios. Valuations may be adjusted to account for company-specific issues, the lack of liquidity inherent in a nonpublic investment, and the fact that comparable public companies are not identical to the investments being fair valued by the Small Cap Growth Equity Fund. All market variables are assessed on a regular frequency and calibrated as necessary.

Small Cap Growth Equity Fund	Fair Value Amount	Valuation Technique	Unobservable Input Description	Value/ Weighted Average Range
Common stock — $882,315
Docusign, Inc. (Escrow Shares)	$0	Worthless	Worthless	$0.00
DraftKings, Inc.	436,695	Market Approach	Market Transaction	$1.55
Dropbox, Inc. Class B	323,838	Market Approach	EV/Multiple	6.04x
			Discount for Lack of Marketability	10%
Veracode, Inc. (Escrow Shares)	121,782	Asset Valuation	Future Cash Distribution	$4.02
			Discount for Lack of Certainty	20%
Preferred stock — $2,300,314
MarkLogic Corp. Series F	$761,708	Market Approach	EV/Multiple	2.40x
			Discount for Lack of Marketability	10%
The Honest Company, Inc. Series D	503,246	Market Approach	Market Transaction
			Probability Weighted Expected Return Model
			IPO Probability	20%
			No IPO Probability	80%
			Discount for Lack of Marketability	10%
Zuora, Inc. Series F	1,035,360	Market Approach	EV/Multiple	7.50x
			Discount for Lack of Marketability	10%
Rights — $38,235
Dyax Corp. CVR	$38,235	Asset Valuation	Future Cash Distribution	$1.89

Total	$3,220,864

Notes to Financial Statements (Continued)

Derivative Instruments

Derivatives are financial instruments whose values are based on the values of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. Gains or losses from derivatives can be substantially greater than their original cost and can sometimes be unlimited. A Fund may not be able to close out a derivative transaction at a favorable time or price. For those Funds that held derivatives during the year ended September 30, 2017, the following tables show how the Fund used these types of derivatives during the period (marked with an “A”), as well as additional uses, if any, it may have for them in the future (marked with an “M”).

Type of Derivative and Objective for Use	Total Return Bond Fund	Strategic Bond Fund	S&P 500 Index Fund
Foreign Currency Exchange Transactions*
Hedging/Risk Management	A	A
Directional Exposures to Currencies	M	A
Futures Contracts**
Hedging/Risk Management	A	A
Duration/Credit Quality Management	A	A
Substitution for Direct Investment	M	A	A

Interest Rate Swaps***
Hedging/Risk Management	A	A
Duration Management	A	A

Credit Default Swaps (Protection Buyer)
Hedging/Risk Management		A
Duration/Credit Quality Management		A
Income		M
Substitution for Direct Investment		M

Credit Default Swaps (Protection Seller)
Hedging/Risk Management		A
Duration/Credit Quality Management		A
Income		M
Substitution for Direct Investment		M
Options (Purchased)
Hedging/Risk Management		A
Duration/Credit Quality Management		A
Substitution for Direct Investment		M
Directional Investment		M
Options (Written)
Hedging/Risk Management		A
Duration/Credit Quality Management		A
Income		A
Substitution for Direct Investment		M
Directional Investment		A

Notes to Financial Statements (Continued)

Type of Derivative and Objective for Use	Mid-Cap Value Fund	Small Company Value Fund	S&P Mid Cap Index Fund	Russell 2000 Small Cap Index Fund	MSCI EAFE International Index Fund	Overseas Fund
Foreign Currency Exchange Transactions*
Hedging/Risk Management	A					A
Directional Exposures to Currencies					A
Futures Contracts**
Hedging/Risk Management		A
Substitution for Direct Investment		A	A	A	A

*	Includes any options purchased or written, futures contracts, forward contracts, and swap agreements, if applicable.
**	Includes any options purchased or written on futures contracts, if applicable.
***	Includes any caps, floors, and collars, and related purchased or written options, if applicable.

At September 30, 2017, and during the year then ended, the Fund(s) had the following derivatives and transactions in derivatives, grouped into the indicated risk categories:

	Credit Risk	Equity Risk	Foreign Exchange Risk	Interest Rate Risk	Total
Total Return Bond Fund
Asset Derivatives
Forward Contracts*	$-	$-	$282,137	$-	$282,137
Futures Contracts^^	-	-	-	34,197	34,197

Total Value	$-	$-	$282,137	$34,197	$316,334

Liability Derivatives
Forward Contracts^	$-	$-	$(29,673)	$-	$(29,673)
Futures Contracts^^	-	-	-	(455,673)	(455,673)

Total Value	$-	$-	$(29,673)	$(455,673)	$(485,346)

Realized Gain (Loss)#
Forward Contracts	$-	$-	$2,944,588	$-	$2,944,588
Futures Contracts	-	-	-	(1,388,493)	(1,388,493)
Swap Agreements	-	-	-	(1,932)	(1,932)

Total Realized Gain (Loss)	$-	$-	$2,944,588	$(1,390,425)	$1,554,163

Change in Appreciation (Depreciation)##
Forward Contracts	$-	$-	$320,830	$-	$320,830
Futures Contracts	-	-	-	(354,192)	(354,192)

Total Change in Appreciation (Depreciation)	$-	$-	$320,830	$(354,192)	$(33,362)

Strategic Bond Fund
Asset Derivatives
Purchased Options*	$-	$-	$-	$347,151	$347,151
Forward Contracts*,^^^	-	-	532,277	-	532,277
Futures Contracts^^	-	-	6,960	702,190	709,150
Swap Agreements^^,^^^	327,415	-	-	1,220,959	1,548,374

Total Value	$327,415	$-	$539,237	$2,270,300	$3,136,952

Liability Derivatives
Forward Contracts^,^^^	$-	$-	$(418,421)	$-	$(418,421)

Notes to Financial Statements (Continued)

	Credit Risk	Equity Risk	Foreign Exchange Risk	Interest Rate Risk	Total
Strategic Bond Fund (Continued)
Futures Contracts^^	$-	$-	$-	$(1,757,564)	$(1,757,564)
Swap Agreements^^,^^^	(371,201)	-	-	(131,101)	(502,302)
Written Options^,^^^	-	-	-	(393,423)	(393,423)

Total Value	$(371,201)	$-	$(418,421)	$(2,282,088)	$(3,071,710)

Realized Gain (Loss)#
Purchased Options	$-	$-	$(111,526)	$(2,566,957)	$(2,678,483)
Forward Contracts	-	-	1,567,955	-	1,567,955
Futures Contracts	-	-	(30,483)	1,924,279	1,893,796
Swap Agreements	104,659	-	-	(277,127)	(172,468)
Written Options	-	-	104,572	1,595,051	1,699,623

Total Realized Gain (Loss)	$104,659	$-	$1,530,518	$675,246	$2,310,423

Change in Appreciation (Depreciation)##
Purchased Options	$-	$-	$-	$(184,666)	$(184,666)
Forward Contracts	-	-	85,633	-	85,633
Futures Contracts	-	-	6,558	(973,144)	(966,586)
Swap Agreements	(18,679)	-	-	1,903,212	1,884,533
Written Options	-	-	-	202,457	202,457

Total Change in Appreciation (Depreciation)	$(18,679)	$-	$92,191	$947,859	$1,021,371

S&P 500 Index Fund
Asset Derivatives
Futures Contracts^^	$-	$200,711	$-	$-	$200,711

Realized Gain (Loss)#
Futures Contracts	$-	$5,501,883	$-	$-	$5,501,883

Change in Appreciation (Depreciation)##
Futures Contracts	$-	$(168,508)	$-	$-	$(168,508)

Mid-Cap Value Fund
Asset Derivatives
Forward Contracts*,^^^	$-	$-	$14,866	$-	$14,866

Liability Derivatives
Forward Contracts^,^^^	$-	$-	$(618)	$-	$(618)

Realized Gain (Loss)#
Forward Contracts	$-	$-	$(49,406)	$-	$(49,406)

Change in Appreciation (Depreciation)##
Forward Contracts	$-	$-	$25,663	$-	$25,663

Small Company Value Fund
Asset Derivatives
Futures Contracts^^	$-	$87,058	$-	$-	$87,058

Realized Gain (Loss)#
Futures Contracts	$-	$289,200	$-	$-	$289,200

Change in Appreciation (Depreciation)##
Futures Contracts	$-	$65,091	$-	$-	$65,091

S&P Mid Cap Index Fund
Asset Derivatives
Futures Contracts^^	$-	$112,178	$-	$-	$112,178

Notes to Financial Statements (Continued)

	Credit Risk	Equity Risk	Foreign Exchange Risk	Interest Rate Risk	Total
S&P Mid Cap Index Fund (Continued)
Realized Gain (Loss)#
Futures Contracts	$-	$801,476	$-	$-	$801,476

Change in Appreciation (Depreciation)##
Futures Contracts	$-	$111,892	$-	$-	$111,892

Russell 2000 Small Cap Index Fund
Asset Derivatives
Futures Contracts^^	$-	$228,931	$-	$-	$228,931

Realized Gain (Loss)#
Futures Contracts	$-	$1,014,531	$-	$-	$1,014,531

Change in Appreciation (Depreciation)##
Futures Contracts	$-	$108,756	$-	$-	$108,756

MSCI EAFE International Index Fund
Asset Derivatives
Forward Contracts*	$-	$-	$2,324	$-	$2,324
Futures Contracts^^	-	146,245	-	-	146,245

Total Value	$-	$146,245	$2,324	$-	$148,569

Liability Derivatives
Forward Contracts^	$-	$-	$(49,995)	$-	$(49,995)
Futures Contracts^^	-	(7,024)	-	-	(7,024)

Total Value	$-	$(7,024)	$(49,995)	$-	$(57,019)

Realized Gain (Loss)#
Forward Contracts	$-	$-	$266,826	$-	$266,826
Futures Contracts	-	865,019	-	-	865,019

Total Realized Gain (Loss)	$-	$865,019	$266,826	$-	$1,131,845

Change in Appreciation (Depreciation)##
Forward Contracts	$-	$-	$(73,499)	$-	$(73,499)
Futures Contracts	-	88,334	-	-	88,334

Total Change in Appreciation (Depreciation)	$-	$88,334	$(73,499)	$-	$14,835

Overseas Fund
Asset Derivatives
Forward Contracts*,^^^	$-	$-	$789,873	$-	$789,873
Forward Contracts*	-	-	23,376	-	23,376

Total Value	$-	$-	$813,249	$-	$813,249

Liability Derivatives
Forward Contracts^,^^^	$-	$-	$(980,857)	$-	$(980,857)

Realized Gain (Loss)#
Forward Contracts	$-	$-	$387,886	$-	$387,886

Change in Appreciation (Depreciation)##
Forward Contracts	$-	$-	$(159,880)	$-	$(159,880)

*	Statements of Assets and Liabilities location: Investments, at value, Receivables from: open forward foreign currency contracts.
^	Statements of Assets and Liabilities location: Payables for: open forward foreign currency contracts, or written options outstanding, at value, as applicable.

Notes to Financial Statements (Continued)

^^	Cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps is reported in “Futures Contracts” and “Swap Agreements” in each applicable Fund’s Portfolio of Investments. Only current day’s variation margin, if any, is reported within the Statements of Assets and Liabilities.
^^^	Represents centrally cleared swaps, exchange-traded written options, or forward contracts, which are not subject to a master netting agreement.
#	Statements of Operations location: Amounts are included in net realized gain (loss) on: investment transactions, futures contracts, written options, swap agreements, or forward contracts, as applicable.
##	Statements of Operations location: Amounts are included in net change in unrealized appreciation (depreciation) on: investment transactions, futures contracts, written options, swap agreements, or forward contracts, as applicable.

For the year ended September 30, 2017, the number of contracts, notional amounts, or shares/units for each derivative type was as follows:

	Number of Contracts, Notional Amounts, or Shares/Units†
Fund Name	Futures Contracts	Forward Contracts	Swap Agreements	Purchased Options	Written Options
Total Return Bond Fund	778	$32,705,806	$4,755,000	-	-
Strategic Bond Fund	2,067	41,876,954	59,634,967	1,957,385	1,247,825
S&P 500 Index Fund	311	-	-	-	-
Mid-Cap Value Fund	-	2,184,342	-	-	-
Small Company Value Fund	22	-	-	-	-
S&P Mid Cap Index Fund	55	-	-	-	-
Russell 2000 Small Cap Index Fund	120	-	-	-	-
MSCI EAFE International Index Fund	124	11,214,568	-	-	-
Overseas Fund	-	56,048,691	-	-	-

†	Amount(s) disclosed represent average number of contracts for futures contracts, notional amounts for forward contracts, and swap agreements, or shares/units outstanding for purchased options and written options, based on absolute values, which is indicative of volume of this derivative type, for the months that the Fund held such derivatives during the year ended September 30, 2017.

The following table presents derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”), or similar agreement, and net of the related collateral received by the Fund(s) as of September 30, 2017.

Counterparty	Derivative Assets Subject to an MNA by Counterparty†	Financial Instruments Available for Offset	Collateral Received***	Net Amount*
Total Return Bond Fund
Goldman Sachs International	$282,137	$(29,673)	$-	$252,464

MSCI EAFE International Index Fund
Citibank N.A.	$37	$(37)	$-	$-
Goldman Sachs & Co.	1,423	(1,423)	-	-
Morgan Stanley & Co. LLC	135	(135)	-	-
Societe Generale	729	-	-	729

	$2,324	$(1,595)	$-	$729

Overseas Fund
State Street Bank and Trust Co.	$23,376	$-	$-	$23,376

Notes to Financial Statements (Continued)

The following table presents derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Fund(s) as of September 30, 2017.

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty†	Financial Instruments Available for Offset	Collateral Pledged***	Net Amount**
Total Return Bond Fund
Goldman Sachs International	$(29,673)	$29,673	$-	$-

MSCI EAFE International Index Fund
BNP Paribas SA	$(23,932)	$-	$-	$(23,932)
Citibank N.A.	(13,847)	37	-	(13,810)
Goldman Sachs & Co.	(3,407)	1,423	-	(1,984)
Morgan Stanley & Co. LLC	(8,809)	135	-	(8,674)

	$(49,995)	$1,595	$-	$(48,400)

*	Represents the net amount receivable from the counterparty in the event of default.
**	Represents the net amount payable to the counterparty in the event of default.
***	The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities for a counterparty cannot be less than $0.
†	The amount presented here may be less than the total amount shown in the Statements of Assets and Liabilities as some derivatives held by the counterparty are not covered within the master netting agreements.

Such agreements typically permit a single net payment in the event of default, including the bankruptcy or insolvency of the counterparty. Typically, the Fund(s) and counterparties are not permitted to sell, re-pledge, or use the collateral they receive.

Further details regarding the derivatives and other investments held by the Fund(s) during the year ended September 30, 2017, are discussed below.

Foreign Currency Exchange Transactions

A Fund may engage in foreign currency exchange transactions for hedging purposes in order to protect against uncertainty in the level of future foreign currency exchange rates, or for other, non-hedging purposes.

A Fund may enter into foreign currency exchange transactions including foreign currency futures contracts and foreign currency forward contracts. These contracts call for the Fund to deliver in the future an amount of one currency in return for an amount of another currency, at an exchange rate determined at the time the contract is entered into. Futures contracts are exchange-traded and typically have minimal exposure to counterparty risk. Forward contracts are private contractual arrangements and a Fund is subject to the risk that its counterparty will not, or will not be able to, perform its obligations. This type of arrangement may require the Fund to post margin. A Fund may also buy and sell options on currencies or currency futures contracts. When the Fund buys an option, its loss should generally be limited to the amount of the premium paid and any transaction costs. If a Fund sells an option on a currency or currency futures contract, it is subject generally to the same risks as if it had entered into a futures contract or forward contract with respect to that currency. For example, futures contracts are exchange-traded and typically have minimal exposure to counterparty risk and forward contracts are private contractual arrangements and a Fund is subject to the risk that its counterparty will not, or will not be able to, perform its obligations. A Fund may enter into foreign currency exchange transactions in order to hedge against changes in the values of the assets or liabilities denominated in one or more foreign currencies, or otherwise to increase or reduce a Fund’s exposure to various foreign currencies. The use of foreign currency exchange transactions may create investment leverage.

Whenever a Fund enters into a foreign currency exchange transaction, it is subject to the risk that the value of the transaction will move in a direction unfavorable to it. When the Fund uses the transactions for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part. If a Fund enters into foreign currency exchange transactions other than for hedging purposes (for example, seeking to profit from an anticipated change in the values of

Notes to Financial Statements (Continued)

currencies by creating directional exposures in the portfolio with respect to one or more currencies), it will generally be subject to the same risks, but is less likely to have assets or liabilities that will offset any losses on the transactions. There can be no assurance that a Fund will be able to terminate any foreign currency exchange transaction prior to its maturity in order to limit its loss on the transaction.

Forward foreign currency contracts are marked to market daily and the change in their value is recorded by the Funds as an unrealized gain or loss. Forward foreign currency contracts are valued at the settlement price established through dealers or other market sources on the day which they are traded. When a forward foreign currency contract is extinguished, through delivery or offset by entering into another forward foreign currency contract, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset. The notional or contractual amounts of these instruments do not necessarily represent the amounts potentially subject to risk. The measurement of the risk associated with these instruments is meaningful only when all related and offsetting transactions and counterparty risks are considered. For information regarding the accounting treatment of futures contracts and options, respectively, see “Futures Contracts” and “Options, Rights, and Warrants” below.

Forward foreign currency contracts outstanding at the end of the year, if any, are listed in each applicable Fund’s Portfolio of Investments. A Fund’s current exposure to a counterparty is the unrealized appreciation on the contract.

Futures Contracts

A Fund may seek to manage a variety of different risks, such as interest rate risk, equity price risk, and currency risk, through the use of futures contracts, and related options (see “Foreign Currency Exchange Transactions,” above, for a discussion of the use of futures contracts in connection with currency risk).

Futures Contracts. A Fund may use interest rate futures contracts to adjust the interest rate sensitivity (duration) of its portfolio or the credit exposure of the portfolio. Interest rate futures contracts obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a specific fixed-income security, during a specified future period at a specified price. A Fund may use index futures to hedge against broad market risks to its portfolio or to gain broad market exposure when it holds uninvested cash or as an inexpensive substitute for cash investments directly in securities or other assets. Securities index futures contracts are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made and are settled in cash. Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Because futures contracts are exchange-traded, they typically have minimal exposure to counterparty risk.

Parties to a futures contract are not required to post the entire notional amount of the contract, but rather a small percentage of that amount (by way of margin), both at the time they enter into futures transactions, and then on a daily basis if their positions decline in value; as a result, futures contracts are highly leveraged. Such payments are known as variation margin and are recorded by the Funds as unrealized gains or losses. Because futures markets are highly leveraged, they can be extremely volatile, and there can be no assurance that the pricing of a futures contract will correlate precisely with the pricing of the asset or index underlying it or the asset or liability of the Fund that is the subject of the hedge. It may not always be possible for a Fund to enter into a closing transaction with respect to a futures contract it has entered into, at a favorable time or price. When a Fund enters into a futures transaction, it is subject to the risk that the value of the futures contract will move in a direction unfavorable to it. When a Fund uses futures contracts for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part.

Options on Futures Contracts. If a Fund buys an option on a futures contract, it will have the right to assume a futures contract at a particular price during the course of the option. Its potential loss should generally be limited to the amount of the premium paid and any transaction costs. If a Fund sells an option on a futures contract, it is subject generally to the same risks as if it had entered into a futures contract underlying the option itself.

When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. For information regarding the accounting treatment of options, see “Options, Rights, and Warrants” below.

Notes to Financial Statements (Continued)

Futures contracts outstanding at the end of the year, if any, are listed in each applicable Fund’s Portfolio of Investments.

Swap Agreements

Swap agreements are typically two-party contracts entered into primarily by institutional investors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “ notional amount,” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index).

Interest Rate Swaps. When a Fund enters into an interest rate swap, it typically agrees to make payments to its counterparty based on a specified long- or short-term interest rate, and will receive payments from its counterparty based on another interest rate. Other forms of interest rate swap agreements include interest rate caps, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. A Fund may enter into an interest rate swap in order, for example, to hedge against the effect of interest rate changes on the value of specific securities in its portfolio, or to adjust the interest rate sensitivity (duration) or the credit exposure of its portfolio overall, or otherwise as a substitute for a direct investment in debt securities.

Credit Default Swaps. A Fund also may enter into credit default swap transactions, as a “buyer” or “seller” of credit protection. In a credit default swap, one party provides what is in effect insurance against a default or other adverse credit event affecting an issuer of debt securities (typically referred to as a “reference entity”). In general, the buyer of credit protection is obligated to pay the protection seller an upfront amount or a periodic stream of payments over the term of the swap. If a “credit event” occurs, the buyer has the right to deliver to the seller bonds or other obligations of the reference entity (with a value up to the full notional value of the swap), and to receive a payment equal to the par value of the bonds or other obligations. Credit events that would trigger a request that the seller make payment are specific to each credit default swap agreement, but generally include bankruptcy, failure to pay, restructuring, acceleration, default, or repudiation/moratorium. When a Fund buys protection, it may or may not own securities of the reference entity. If it does own securities of the reference entity, the swap serves as a hedge against a decline in the value of the securities due to the occurrence of a credit event involving the issuer of the securities. If the Fund does not own securities of the reference entity, the credit default swap may be seen to create a short position in the reference entity. If a Fund is a buyer and no credit event occurs, the Fund will typically recover nothing under the swap, but will have had to pay the required upfront payment or stream of continuing payments under the swap. When a Fund sells protection under a credit default swap, the position may have the effect of creating leverage in the Fund’s portfolio through the Fund’s indirect long exposure to the issuer or securities on which the swap is written. When a Fund sells protection, it may do so either to earn additional income or to create a “synthetic” long position.

Whenever a Fund enters into a swap agreement, it takes on counterparty risk — the risk that its counterparty will be unable or unwilling to meet its obligations under the swap agreement. The Fund also takes the risk that the market will move against its position in the swap agreement. In the case of an interest rate swap, the value of the swap may increase or decrease depending on changes in interest rates. In the case of a credit default swap, the swap will become more or less valuable depending on the credit of the issuer of the underlying security, and, if a credit event occurs under a swap where the Fund is the seller of credit protection, the Fund could be required to purchase the security at par value, resulting in a significant loss to the Fund. When the Fund enters into any type of swap for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the swap, at least in part. Swap agreements may be non-transferable or otherwise highly illiquid, and a Fund may not be able to terminate or transfer a swap agreement at any particular time or at an acceptable price.

Centrally Cleared Swaps. Certain clearinghouses currently offer clearing for limited types of derivatives transactions, principally certain interest rate swaps, certain index swaps, and credit derivatives. In a cleared derivative transaction, a Fund typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Fund’s exposure to the credit risk of its original counterparty. The Fund will be required to post amounts (“initial margin”) with the clearinghouse or at the instruction of the clearinghouse. The initial

Notes to Financial Statements (Continued)

margin required by a clearinghouse may be greater than the initial margin the Fund would be required to post in an uncleared transaction. If cash is deposited as the initial margin, it is shown as collateral on a Fund’s Statement of Assets and Liabilities. Swap agreements are marked-to-market daily and subsequent payments (“variation margin”) are made or received by a Fund depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on a Fund’s Statement of Assets and Liabilities (“Variation margin on open derivative instruments”) and as a component of net change in unrealized appreciation (depreciation) on a Fund’s Statement of Operations. Only a limited number of transaction types are currently eligible for clearing.

During the term of a swap transaction, changes in the value of the swap are recognized as unrealized gains or losses by marking to market to reflect the market value of the swap. When the swap is terminated, a Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and a Fund’s basis in the agreement. Upfront swap premium payments paid or received by a Fund, if any, are recorded within the value of the open swap agreement on the Fund’s Statement of Assets and Liabilities and represent payments paid or received upon entering into the swap agreement to compensate for differences between stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, and other relevant factors). These upfront payments are recorded as realized gain or loss on the Fund’s Statement of Operations upon termination or maturity of the swap agreement.

During the term of a swap transaction, the periodic net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate, the change in market value of a specified security, basket of securities or index, or the return generated by a security. These periodic payments received or made by the Funds are recorded in the accompanying Statements of Operations as realized gains and losses, respectively.

Swap agreements outstanding at the end of the year, if any, are listed in each applicable Fund’s Portfolio of Investments. A Fund’s current exposure to a counterparty is the fair value of the transaction.

Options, Rights, and Warrants

A Fund may purchase and sell put and call options on securities or an index of securities to enhance investment performance or to protect against changes in market prices. A Fund that invests in debt securities may also purchase and sell put and call options to adjust the interest rate sensitivity of its portfolio or the credit exposure of the portfolio.

Call Options. A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the strike price at any time before the expiration date.

Put Options. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date.

Writing put and call options. A Fund may write call options on a security it owns, in a “directional” strategy hoping to realize a greater current return through the receipt of premiums. In return for the option premium, the Fund takes the risk that it will have to forego any increase in the value of the security over the strike price. When a Fund has written a call option on a security it does not own, its exposure on such an option is theoretically unlimited. A Fund may enter into closing purchase transactions in order to realize a profit or limit a loss on a previously written call option or, in the case of a call option on a security it owns, to free itself to sell the underlying security or to write another call on the security, or protect a security from being called in an unexpected market rise. Any profits from a closing purchase transaction in the case of a call option on a security a Fund owns may be offset by a decline in the value of the underlying security. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction relating to a call option on a security a Fund owns is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund. A Fund may not be able to close out a call option that it has previously written. A Fund may write put options in order to enhance its current return by taking a long directional position as to a security or index of securities. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security later appreciates in value. A Fund may terminate a put option that it has written before it expires by entering into a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option. A Fund may not be able to close out a put option that it has previously written.

Notes to Financial Statements (Continued)

When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amount paid on the underlying investment to determine the realized gain or loss.

Purchasing put and call options. A Fund may purchase put options to protect portfolio holdings against a decline in market value of a security or securities held by it. A Fund may also purchase a put option hoping to profit from an anticipated decline in the value of the underlying security. If the Fund holds the security underlying the option, the option premium and any transaction costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option. A Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. A Fund may also purchase a call option as a long directional investment hoping to profit from an anticipated increase in the value of the underlying security. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

When a Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option’s expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by a Fund in the underlying security, since the Fund will not realize a loss if the security’s price does not change. Premiums paid for purchasing options that expire are treated as realized losses.

Exchange Traded Options. Exchange traded options purchased or sold by a Fund may be traded on a securities or options exchange or market. Such options typically have minimal exposure to counterparty risk. However, an exchange or market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. If an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price.

Rights and Warrants. A Fund may purchase or hold warrants or rights in order to gain exposure to the underlying security without owning the security, including, for example, cases where the Fund hopes to lock in the price today of a security it may wish to purchase in the future. Warrants generally give the holder the right, but not the obligation, to buy a security at a stated price. In order for a warrant to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover any premium and transaction costs. Rights may similarly confer on the holder the right to purchase or acquire securities, including through participation in a so-called rights offering. Bonds may be issued with warrants or other rights attached to purchase or acquire equity or other debt securities, typically of the bond issuer. The market prices of bonds with warrants or rights attached to purchase equity securities or bonds may, to some degree, reflect changes in the values of the underlying securities.

When a Fund purchases or otherwise acquires warrants or other rights, it runs the risk that it will lose its entire investment in the warrants or rights, unless the Fund exercises the warrant or right, acquires the underlying securities, or enters into a closing transaction before expiration. If the price of the underlying security does not rise to an extent sufficient to cover any premium and transaction costs, the Fund will lose part or all of its investment. Any premiums or purchase price paid for warrants or other rights that expire are treated as realized losses. Warrants and similar rights differ from options in that they are typically written by the issuer of the security underlying the warrant or right. Although some warrants and rights may be non-transferable, others may be traded over-the-counter or on an exchange.

Written option contracts outstanding at the end of the year, if any, are listed in each applicable Fund’s Portfolio of Investments.

Hybrid Instruments

A hybrid instrument may be a debt security, preferred stock, warrant, convertible security, certificate of deposit, or other evidence of indebtedness on which interest payments, and/or the principal or stated amount, is determined by reference to one or more underlying assets, indexes, or other benchmarks. Because hybrid instruments may be designed to provide indirect exposures to

Notes to Financial Statements (Continued)

virtually any type of derivative instrument, a Fund may invest in a hybrid instrument for any purpose it might engage in derivatives transactions. Hybrid instruments may take a number of forms, including, for example, debt instruments with interest or principal payments or redemption terms determined by reference to the value of an index at a future time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities where the conversion terms relate to a particular commodity. The risks of investing in a hybrid instrument may, depending on the nature of the instrument, reflect a combination of the risks of investing in securities, options, futures, and currencies, and will depend upon the terms of the instrument. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid instrument, and may not be foreseen by the Fund’s investment adviser or subadviser, such as economic and political events, the supply and demand of the underlying assets, and interest rate movements. Hybrid instruments may be highly volatile and their use by a Fund may not be successful. The terms of a hybrid instrument may create investment leverage. Hybrid instruments are typically privately issued, presenting credit risk of the issuer, and may be highly illiquid and difficult to value.

Inflation-Indexed Bonds

The Funds may invest in inflation-indexed bonds, which are fixed income securities whose principal value or coupon is periodically adjusted according to the rate of inflation, as measured by the Consumer Price Index for All Urban Consumers (“CPI-U”) (for U.S. Treasury inflation-indexed bonds) or, generally, by a comparable inflation index calculated by the foreign government issuing the inflation-indexed bonds.

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Funds may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal. Any adjustments to the principal amount of an inflation-indexed bond due to inflation will be reflected as increases or decreases to interest income. Such adjustments may have a significant impact on the Fund’s distributions.

The value of inflation-indexed bonds is generally based on changes in real interest rates, which in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. While the values of these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation, or that the rate of inflation in a foreign country will correlate to the rate of inflation in the United States. Additionally, if interest rates rise due to reasons other than inflation, investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

Bank Loans

Certain of the Funds may invest in bank loans including, for example, corporate loans, loan participations, direct debt, bank debt, and bridge debt. A Fund may invest in a loan by lending money to a borrower directly as part of a syndicate of lenders. In a syndicated loan, the agent that originated and structured the loan typically administers and enforces the loan on behalf of the syndicate. Failure by the agent to fulfill its obligations may delay or adversely affect receipt of payment by a Fund. A Fund may also invest in loans through novations, assignments, and participation interests. In a novation, a Fund typically assumes all of the rights of a lending institution in a loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. When a Fund takes an assignment of a loan, the Fund acquires some or all of the interest of another lender (or assignee) in the loan. In such cases, the Fund may be required generally to rely upon the assignor to demand payment and enforce rights under the loan. If a Fund acquires a participation in the loan, the Fund purchases an indirect interest in a loan held by a third party and the Fund typically will have a contractual relationship only with the third party loan investor, not with the borrower. As a result, a Fund may have the right to receive payments of principal, interest, and any fees to which it is entitled only from the loan investor selling the participation and only upon receipt by such loan investor of such payments from the borrower. In such cases, a Fund assumes the credit risk of both the borrower and the loan investor selling the participation, and the Fund may be unable to realize some or all of the value of its interest in the loan in the event of the insolvency of the third party.

Notes to Financial Statements (Continued)

Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. The value of any collateral securing a bank loan may decline after the Fund invests, and there is a risk that the value of the collateral may not be sufficient to cover the amount owed to the Fund.

At September 30, 2017, the Funds had no unfunded loan commitments.

Repurchase Agreements

Each Fund may enter into repurchase agreements with certain banks and broker-dealers whereby a Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. A Fund, through its custodian, takes possession of the securities collateralizing the repurchase agreement in a segregated account. Repurchase agreements must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral, or if the Fund is required to return collateral to a borrower at a time when it may realize a loss on the investment of that collateral.

When-Issued, Delayed-Delivery, Forward Commitment, and To-Be-Announced Transactions

A Fund may enter into when-issued, delayed-delivery, forward commitment, or to-be-announced (“TBA”) transactions (collectively, the “Forward Transactions”) in order to lock in the purchase price of the underlying security, or in order to adjust the interest rate exposure of the Fund’s existing portfolio. In Forward Transactions, a Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. In the case of TBA purchase commitments, the unit price and the estimated principal amount are established when the Fund enters into a commitment, with the actual principal amount being within a specified range of the estimate. Although a Fund does not typically pay for the securities in these types of transactions until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. As a result, each of these types of transactions may create investment leverage in a Fund’s portfolio and increase the volatility of the Fund. If a Fund’s counterparty fails to deliver a security purchased in a Forward Transaction, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.

These securities are valued on the basis of valuations furnished by a pricing service, selected pursuant to procedures approved by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Securities for which no market quotation is available are valued at fair value in accordance with procedures approved by the Trustees. The Funds record on a daily basis the unrealized appreciation (depreciation) based upon changes in the values of these securities. When a Forward Transaction is closed, the Funds record a realized gain or loss equal to the difference between the value of the transaction at the time it was opened and the value of the transaction at the time it was closed.

Securities Lending

Each Fund may lend its securities; however, lending cannot exceed 33% of the total assets of the Fund taken at current value. The Funds’ securities lending activities are governed by a Securities Lending Agency Agreement (“Lending Agreement”) between each Fund and the lending agent (“Agent”). The Lending Agreement authorizes the Agent to lend qualifying U.S. and foreign securities held by a Fund to approved borrowers (each, a “Borrower”).

Each Fund expects that in connection with any securities on loan, the loan will be secured continuously by collateral consisting of cash or securities adjusted daily to have market value at least equal to the current market value of the securities loaned. The market value of the loaned securities is determined at the close of business of a Fund and any additional collateral is delivered to the Fund the next business day. The Funds bear the risk of loss with respect to the investment of cash collateral. As with other extensions of credit, the Funds may bear the risk of delay in recovery of the loaned securities or even loss of rights in the collateral should the Borrower of the securities fail financially. Pursuant to the Lending Agreement, the Agent has provided indemnification to the Funds in the event of default by a Borrower with respect to a loan. The Funds receive compensation for lending their securities in the form of a securities loan fee paid by the Borrower, as well as a share of the income earned on investment of the cash collateral received for the loaned securities. At September 30, 2017, the Funds’ collateral was equal to or greater than 100% of the market value of securities on loan.

Notes to Financial Statements (Continued)

Security loans can be terminated at the discretion of either the Agent or the Fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. For all Funds, all securities on loan are classified as common stock in the Fund’s Portfolio of Investments at September 30, 2017.

The Funds employ the Agent to implement their securities lending program and the Agent receives a fee from the Funds for its services. In addition, the Funds may be required to pay a rebate to the Borrower. Accordingly, a Fund’s compensation for lending its securities is reduced by any such fees or rebate paid to the Agent or Borrower, respectively. For the year ended September 30, 2017, the Fund(s) earned securities lending net income as follows:

	Securities Lending Gross Income	Securities Lending Fees and Expenses	Securities Lending Net Income
Large Cap Value Fund	$34,711	$6,947	$27,764
Fundamental Growth Fund	5,281	1,059	4,222
Growth Opportunities Fund	690,629	138,323	552,306
Small Company Value Fund	119,483	23,942	95,541
S&P Mid Cap Index Fund	132,157	26,512	105,645
Russell 2000 Small Cap Index Fund	645,589	129,368	516,221
Mid Cap Growth Fund	1,106,041	221,484	884,557
Small Cap Growth Equity Fund	379,617	76,201	303,416
MSCI EAFE International Index Fund	85,534	17,078	68,456
Overseas Fund	238,404	47,681	190,723

Accounting for Investment Transactions

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments and unrealized appreciation and depreciation of investments are computed by the specific identification cost method. Proceeds received from litigation, if any, are included in realized gains on investment transactions for any investments that are no longer held in the portfolio and as a reduction in cost for investments that continue to be held in the portfolio. Interest income, adjusted for amortization of discounts and premiums on debt securities, is earned from the settlement date and is recorded on the accrual basis. Dividend income and realized capital gain distributions are recorded on the ex-dividend date. Withholding taxes on foreign interest, dividends, and capital gains have been provided for in accordance with the applicable country’s tax rules and rates. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Funds determine the classification of distributions received as return of capital distributions or capital gain distributions.

Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. The market values of foreign currencies, foreign securities, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the buying and selling rates of such currencies against the U.S. dollar at the end of each business day. Purchases and sales of foreign securities and income and expense items are translated at the rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations arising from changes in the exchange rates from that portion arising from changes in the market prices of securities. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of dividends or interest recorded on the books of the Funds and the amount actually received.

Allocation of Operating Activity

In maintaining the records for the Funds, the income and expense accounts are allocated daily to each class of shares. Investment income and loss, and unrealized and realized gains or losses are prorated among the classes of shares based on the relative net assets of each. Expenses are allocated to each class of shares depending on the nature of the expenditures. Administration and

Notes to Financial Statements (Continued)

service fees, if any, which are directly attributable to a class of shares, are charged to that class’s operations. Expenses of a Fund not directly attributable to the operations of any specific class of shares of the Fund are prorated among the classes to which the expense relates based on relative net assets.

Foreign Securities

Each of the MSCI EAFE International Index Fund and Overseas Fund invests substantially all of its assets in foreign securities. The other Funds may also invest in foreign securities. Foreign securities, including American Depositary Receipts, are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory, and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of a Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates.

Federal Income Tax

It is each Fund’s intent to continue to comply with the provisions of subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to a regulated investment company. Under such provisions, the Funds would not be subject to federal income taxes on their ordinary income and net realized capital gains to the extent they are distributed or deemed to have been distributed to their shareholders. Therefore, the Funds have not made any provision for federal income tax.

Dividends and Distributions to Shareholders

Dividends from net investment income and distributions of any net realized capital gains of each Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. As a result, net investment income and net realized capital gains on investment transactions for a reporting period may differ significantly from distributions during such period.

3.	Advisory Fees and Other Transactions

Investment Advisory Fees and Investment Subadvisers

MML Investment Advisers, LLC (“MML Advisers”), a wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”), serves as investment adviser to each Fund. Under the investment advisory agreements between MML Advisers and the Trust on behalf of each Fund, MML Advisers is responsible for providing investment management services for each Fund. In return for these services, MML Advisers receives advisory fees, based upon each Fund’s average daily net assets, computed and accrued daily and payable monthly, at the annual rates shown in the following table.

MML Advisers has also entered into investment subadvisory agreements for each Fund with the unaffiliated investment subadviser(s) shown in the following table. MML Advisers pays a subadvisory fee to each of these subadvisers based upon the aggregate net assets under management which include (1) the average daily net assets of the specified Fund which it manages, and, if applicable, (2) the average daily net assets of other Funds or accounts of MML Advisers or its affiliates for which the subadviser provides subadvisory services.

Notes to Financial Statements (Continued)

The Funds’ subadvisory fees are paid monthly by MML Advisers out of the advisory fees.

Fund	Investment Advisory Fee	Investment Subadviser(s)
Total Return Bond Fund	0.30% on the first $2 billion; and	Metropolitan West Asset Management, LLC
0.27% on any excess over $2 billion
Strategic Bond Fund	0.45% on the first $200 million; and	Western Asset Management Company; and
	0.35% on any excess over $200 million	Western Asset Management Company Limited
Diversified Value Fund*	0.50% on the first $400 million; and	Brandywine Global Investment Management,
	0.475% on any excess over $400 million	LLC; and T. Rowe Price Associates, Inc.
Fundamental Value Fund	0.60% on the first $1.25 billion;	Wellington Management Company LLP
0.575% on the next $250 million; and
0.55% on any excess over $1.5 billion
Large Cap Value Fund	0.60% on the first $750 million; and	Barrow, Hanley, Mewhinney & Strauss LLC;
	0.55% on any excess over $750 million	and Huber Capital Management, LLC
S&P 500 Index Fund	0.10% on the first $2.5 billion;	Northern Trust Investments, Inc.
0.08% on the next $2.5 billion; and
0.05% on any excess over $5 billion
Equity Opportunities Fund**	0.69% on the first $1 billion; and	T. Rowe Price Associates, Inc.; and
	0.64% on any excess over $1 billion	Wellington Management Company LLP
Fundamental Growth Fund	0.65% on the first $300 million; and	Wellington Management Company LLP
0.60% on any excess over $300 million
Blue Chip Growth Fund	0.65% on the first $750 million; and	T. Rowe Price Associates, Inc.; and
	0.60% on any excess over $750 million	Loomis, Sayles & Company, L.P.
Growth Opportunities Fund	0.71% on the first $500 million; and	Jackson Square Partners LLC; and
	0.68% on any excess over $500 million	Sands Capital Management, LLC
Mid-Cap Value Fund	0.70% on the first $300 million; and	American Century Investment Management,
	0.65% on any excess over $300 million	Inc.; and Systematic Financial
Management, L.P.
Small Cap Value Equity Fund	0.75% on the first $300 million; and	Barrow, Hanley, Mewhinney & Strauss, LLC;
	0.70% on any excess over $300 million	and Wellington Management Company LLP
Small Company Value Fund	0.85% on the first $750 million; and	Invesco Advisers, Inc.;
	0.80% on any excess over $750 million	Federated Clover Investment Advisors; and
T. Rowe Price Associates, Inc.
S&P Mid Cap Index Fund	0.10% on the first $500 million; and	Northern Trust Investments, Inc.
0.08% on any excess over $500 million
Russell 2000 Small Cap Index Fund	0.10% on the first $500 million; and	Northern Trust Investments, Inc.
0.08% on any excess over $500 million
Mid Cap Growth Fund	0.72% on the first $2 billion; and	Frontier Capital Management Company LLC;
	0.67% on any excess over $2 billion	and T. Rowe Price Associates, Inc.
Small Cap Growth Equity Fund	0.80% on the first $1 billion; and	Wellington Management Company LLP
0.78% on any excess over $1 billion
MSCI EAFE International Index Fund	0.10% on the first $1 billion; and	Northern Trust Investments, Inc.
0.09% on any excess over $1 billion
Overseas Fund	0.80% on the first $750 million;	Harris Associates L.P.;
	0.775% on the next $500 million; and	J.P. Morgan Investment Management Inc.; and
	0.75% on any excess over $1.25 billion	Massachusetts Financial Services Company

*	Effective September 21, 2017, T. Rowe Price Associates, Inc. replaced Loomis, Sayles & Company, L.P. as co-sub adviser to the Fund.
**	Effective March 28, 2017, T. Rowe Price Associates, Inc. and Wellington Management Company LLP replaced Harris Associates L.P. as co-subadvisers to the Fund.

Notes to Financial Statements (Continued)

MML Advisers has entered into an investment subadvisory agreement with OFI Global Institutional, Inc. (“OFI Global Institutional”), a wholly-owned subsidiary of OppenheimerFunds, Inc., a wholly-owned subsidiary of Oppenheimer Acquisition Corp., itself an indirect majority-owned subsidiary of MassMutual Holding LLC, on behalf of the Small Cap Growth Equity Fund. This agreement provides that OFI Global Institutional manage the investment and reinvestment of the assets of the Small Cap Growth Equity Fund. OFI Global Institutional receives a subadvisory fee from MML Advisers, based upon the Small Cap Growth Equity Fund’s average daily net assets, at the following annual rate:

Small Cap Growth Equity Fund	0.55% of the first $50 million;
0.45% of the next $50 million; and
0.40% of any excess over $100 million

Administration Fees

Under an Administrative and Shareholder Services Agreement between the Trust and MML Advisers, on behalf of each Fund, MML Advisers is obligated to provide certain administrative and shareholder services. In return for these services, MML Advisers receives an administrative services fee, based upon the average daily net assets of the applicable class of shares of the Funds, at the following annual rates:

	Class I	Class R5	Service Class	Administrative Class	Class A	Class R4	Class R3
Total Return Bond Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
Strategic Bond Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
Diversified Value Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
Fundamental Value Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
Large Cap Value Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
S&P 500 Index Fund	None	0.10%	0.20%	0.20%	0.20%	0.25%	0.25%
Equity Opportunities Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
Fundamental Growth Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
Blue Chip Growth Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
Growth Opportunities Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
Mid-Cap Value Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
Small Cap Value Equity Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
Small Company Value Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
S&P Mid Cap Index Fund	None	0.10%	0.20%	0.20%	0.20%	0.25%	0.25%
Russell 2000 Small Cap Index Fund	None	0.10%	0.20%	0.20%	0.20%	0.25%	0.25%
Mid Cap Growth Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
Small Cap Growth Equity Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
MSCI EAFE International Index Fund	None	0.10%	0.20%	0.20%	0.20%	0.25%	0.25%
Overseas Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%

Distribution and Service Fees

MML Distributors, LLC (the “Distributor”) acts as distributor to each Fund. Pursuant to a 12b-1 Plan adopted by the Trust, Class A shares and Class R4 shares of each Fund pay an annual fee of 0.25% of the average daily net assets of the class; and Class R3 shares of each Fund pay an annual fee of 0.50% of the average daily net assets of the class, to the Distributor. Such payments compensate the Distributor for services provided and expenses incurred by it for purposes of promoting the sale of the relevant class of shares, reducing redemptions of shares, or maintaining or improving services provided to each Fund’s shareholders. The Distributor is a wholly-owned subsidiary of MassMutual.

The Trust has entered into a separate Supplemental Shareholder Services Agreement with MassMutual, on behalf of Service Class shares, Administrative Class shares, and Class A shares of each Fund. Fees payable under the Supplemental Shareholder Services

Notes to Financial Statements (Continued)

Agreement are intended to compensate MassMutual for its provision of shareholder services to the Funds’ investors and are calculated and paid based on the average daily net assets attributable to the relevant share classes of the Funds separately, at the following annual rates: 0.05% for Service Class shares, and 0.15% for Administrative Class shares and Class A shares. MassMutual may pay these fees to other intermediaries for providing shareholder services to the Funds’ investors.

Expense Caps and Waivers

MML Advisers has agreed to cap the fees and expenses of the Funds noted below (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses#, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses) based upon the average daily net assets of the applicable class of shares of the Funds, as follows:

	Class I	Class R5	Service Class	Administrative Class	Class A	Class R4	Class R3
Strategic Bond Fund*	0.48%	0.58%	0.68%	0.78%	1.03%	0.93%	1.18%
Large Cap Value Fund*	0.63%	0.73%	0.83%	0.93%	1.18%	1.08%	1.33%
Fundamental Growth Fund*	0.70%	0.80%	0.90%	1.00%	1.25%	1.15%	1.40%
Mid-Cap Value Fund*	0.80%	0.90%	1.00%	1.10%	1.35%	1.25%	1.50%
Small Cap Value Equity Fund*	0.80%	0.90%	1.00%	1.10%	1.35%	1.25%	1.50%
S&P Mid Cap Index Fund*	0.20%	0.30%	0.45%	0.55%	0.80%	0.70%	0.95%
Russell 2000 Small Cap Index Fund*	0.20%	0.30%	0.45%	0.55%	0.80%	0.70%	0.95%
MSCI EAFE International Index Fund*	0.25%	0.35%	0.50%	0.60%	0.85%	0.75%	1.00%

#	Acquired Fund Fees and Expenses are borne indirectly by a Fund through investments in other pooled investment vehicles.
*	Expense caps in effect through January 31, 2018.

MML Advisers has agreed to voluntarily waive 0.02% of the advisory fee for each class of the Small Company Value Fund. MML Advisers may amend or discontinue this waiver at any time without advance notice.

Expense caps and waiver amounts are reflected as a reduction of expenses on the Statements of Operations.

Rebated Brokerage Commissions

The Funds listed below have entered into agreements with certain brokers whereby the brokers will rebate to the Funds, in cash, a portion of brokerage commissions. Rebated brokerage commissions are amounts earned by the Funds and are included with realized gain or loss on investment transactions presented in the Statements of Operations. For the year ended September 30, 2017, brokerage commissions rebated under these agreements were as follows:

Rebated Commissions
Diversified Value Fund	$8,533
Fundamental Value Fund	1,567
Large Cap Value Fund	2,171
Fundamental Growth Fund	18
Blue Chip Growth Fund	17,247
Growth Opportunities Fund	23,494
Mid-Cap Value Fund	12,281
Small Cap Value Equity Fund	12,300
Small Company Value Fund	33,176
Mid Cap Growth Fund	88,215
Small Cap Growth Equity Fund	5,364
Overseas Fund	1,360

Notes to Financial Statements (Continued)

Deferred Compensation

Trustees of the Funds who are not officers or employees of MassMutual may elect to defer receipt of their annual fees in accordance with terms of a Non-Qualified Deferred Compensation Plan. Amounts deferred shall accrue interest or earnings and shall be recorded on the Funds’ books as other liabilities. Deferred compensation is included within Trustees’ fees and expenses in the Statements of Assets and Liabilities.

Other

Certain officers and trustees of the Funds may also be employees of MassMutual. The compensation of a trustee who is not an employee of MassMutual is borne by the Funds.

Elaine A. Sarsynski resigned as a Trustee of the Trust effective as of February 1, 2017. Teresa Hassara became a Trustee of the Trust effective as of June 6, 2017.

The following table shows beneficial ownership of Funds’ shares by affiliated parties at September 30, 2017:

Total % of Ownership by Related Party
Total Return Bond Fund	73.6%
Strategic Bond Fund	78.7%
Diversified Value Fund	65.1%
Fundamental Value Fund	85.0%
Large Cap Value Fund	95.3%
S&P 500 Index Fund	64.8%
Equity Opportunities Fund	80.4%
Fundamental Growth Fund	92.5%
Blue Chip Growth Fund	64.9%
Growth Opportunities Fund	57.3%
Mid-Cap Value Fund	84.8%
Small Cap Value Equity Fund	58.2%
Small Company Value Fund	68.8%
S&P Mid Cap Index Fund	71.4%
Russell 2000 Small Cap Index Fund	61.6%
Mid Cap Growth Fund	30.3%
Small Cap Growth Equity Fund	86.3%
MSCI EAFE International Index Fund	59.7%
Overseas Fund	80.3%

4. Purchases and Sales of Investments

Cost of purchases and proceeds from sales of investment securities (excluding short-term investments) for the year ended September 30, 2017, were as follows:

	Purchases		Sales
	Long-Term U.S. Government Securities	Other Long-Term Securities	Long-Term U.S. Government Securities	Other Long-Term Securities
Total Return Bond Fund	$2,635,088,183	$129,567,304	$2,612,391,488	$163,520,027
Strategic Bond Fund	908,354,916	116,542,041	792,430,976	60,046,547
Diversified Value Fund	-	239,858,776	-	393,668,757
Fundamental Value Fund	-	162,158,070	-	315,612,643
Large Cap Value Fund	-	38,786,973	-	61,508,728

Notes to Financial Statements (Continued)

	Purchases		Sales
	Long-Term U.S. Government Securities	Other Long-Term Securities	Long-Term U.S. Government Securities	Other Long-Term Securities
S&P 500 Index Fund	$-	$163,950,470	$-	$1,058,145,101
Equity Opportunities Fund	-	917,555,544	-	1,070,309,246
Fundamental Growth Fund	-	69,041,864	-	63,794,231
Blue Chip Growth Fund	-	696,378,042	-	485,185,381
Growth Opportunities Fund	-	157,495,518	-	386,812,066
Mid-Cap Value Fund	-	95,938,564	-	129,036,186
Small Cap Value Equity Fund	-	38,355,236	-	69,094,772
Small Company Value Fund	-	152,625,613	-	243,840,455
S&P Mid Cap Index Fund	-	260,807,104	-	127,440,614
Russell 2000 Small Cap Index Fund	-	107,303,272	-	141,517,117
Mid Cap Growth Fund	-	2,446,021,681	-	1,391,935,620
Small Cap Growth Equity Fund	-	431,007,220	-	493,881,354
MSCI EAFE International Index Fund	-	82,768,997	-	140,897,254
Overseas Fund	-	177,654,678	-	329,917,798

The Funds may purchase from, or sell securities to, other affiliated Funds under procedures adopted by the Trustees. These policies have been designed to ensure that cross-trades conducted by the Funds comply with Rule 17a-7 under the 1940 Act. These trades are included within the respective purchases and sales amounts shown in the table above, as applicable.

5.	Capital Share Transactions

Changes in shares outstanding for each Fund were as follows:

	Year Ended September 30, 2017		Year Ended September 30, 2016

	Shares	Amount	Shares	Amount

Total Return Bond Fund Class I
Sold	13,323,187	$133,030,885	12,503,110	$127,254,863
Issued as reinvestment of dividends	1,480,150	14,209,440	1,328,859	13,115,837
Redeemed	(7,688,081)	(77,337,422)	(37,248,837)	(376,187,150)

Net increase (decrease)	7,115,256	$69,902,903	(23,416,868)	$(235,816,450)

Total Return Bond Fund Class R5
Sold	1,418,629	$14,053,458	1,347,670	$13,691,530
Issued as reinvestment of dividends	535,289	5,133,426	392,482	3,869,875
Redeemed	(6,167,708)	(60,943,917)	(7,059,727)	(70,517,320)

Net increase (decrease)	(4,213,790)	$(41,757,033)	(5,319,575)	$(52,955,915)

Total Return Bond Fund Service Class
Sold	4,302,322	$43,062,124	4,921,762	$49,850,896
Issued as reinvestment of dividends	887,049	8,542,279	451,372	4,468,584
Redeemed	(7,853,354)	(77,269,356)	(7,428,099)	(75,654,495)

Net increase (decrease)	(2,663,983)	$(25,664,953)	(2,054,965)	$(21,335,015)

Total Return Bond Fund Administrative Class
Sold	1,426,133	$14,163,272	1,831,713	$18,398,997
Issued as reinvestment of dividends	310,357	2,970,116	181,285	1,783,840
Redeemed	(3,109,857)	(31,100,873)	(3,071,788)	(31,238,179)

Net increase (decrease)	(1,373,367)	$(13,967,485)	(1,058,790)	$(11,055,342)

Notes to Financial Statements (Continued)

	Year Ended September 30, 2017		Year Ended September 30, 2016

	Shares	Amount	Shares	Amount

Total Return Bond Fund Class A
Sold	357,302	$3,513,904	161,694	$1,635,538
Issued as reinvestment of dividends	12,010	115,175	4,231	41,765
Redeemed	(82,820)	(811,645)	(175,989)	(1,791,542)

Net increase (decrease)	286,492	$2,817,434	(10,064)	$(114,239)

Total Return Bond Fund Class R4
Sold	3,981,225	$39,220,417	3,239,131	$32,940,557
Issued as reinvestment of dividends	1,118,831	10,785,527	647,495	6,410,199
Redeemed	(11,238,099)	(112,176,704)	(8,702,146)	(88,471,604)

Net increase (decrease)	(6,138,043)	$(62,170,760)	(4,815,520)	$(49,120,848)

Total Return Bond Fund Class R3
Sold	658,779	$6,505,663	1,270,449	$12,823,620
Issued as reinvestment of dividends	189,054	1,809,249	85,167	838,891
Redeemed	(1,715,493)	(16,893,535)	(1,749,838)	(17,621,371)

Net increase (decrease)	(867,660)	$(8,578,623)	(394,222)	$(3,958,860)

Strategic Bond Fund Class I
Sold	10,687,056	$111,293,015	4,806,483	$49,509,908
Issued as reinvestment of dividends	234,490	2,344,902	212,776	2,104,352
Redeemed	(3,505,409)	(36,734,217)	(2,405,958)	(24,730,455)

Net increase (decrease)	7,416,137	$76,903,700	2,613,301	$26,883,805

Strategic Bond Fund Class R5
Sold	2,158,177	$22,598,040	1,501,420	$15,309,827
Issued as reinvestment of dividends	167,285	1,674,523	147,672	1,461,955
Redeemed	(1,413,822)	(14,766,533)	(835,570)	(8,546,004)

Net increase (decrease)	911,640	$9,506,030	813,522	$8,225,778

Strategic Bond Fund Service Class
Sold	3,032,302	$31,374,030	2,003,903	$20,616,652
Issued as reinvestment of dividends	102,148	1,022,505	182,130	1,803,081
Redeemed	(1,277,043)	(13,400,553)	(3,582,759)	(36,538,973)

Net increase (decrease)	1,857,407	$18,995,982	(1,396,726)	$(14,119,240)

Strategic Bond Fund Administrative Class
Sold	4,393,731	$45,470,800	1,422,662	$14,550,319
Issued as reinvestment of dividends	130,326	1,301,956	89,506	885,218
Redeemed	(2,297,578)	(23,683,485)	(1,087,275)	(11,176,118)

Net increase (decrease)	2,226,479	$23,089,271	424,893	$4,259,419

Strategic Bond Fund Class A
Sold	1,924,209	$19,993,028	1,541,955	$15,823,216
Issued as reinvestment of dividends	97,276	969,840	105,121	1,037,539
Redeemed	(1,296,537)	(13,474,767)	(1,323,777)	(13,501,046)

Net increase (decrease)	724,948	$7,488,101	323,299	$3,359,709

Strategic Bond Fund Class R4
Sold	4,132,988	$42,557,773	1,444,373	$14,619,963
Issued as reinvestment of dividends	64,277	638,914	43,560	428,631
Redeemed	(883,403)	(9,108,741)	(440,927)	(4,512,404)

Net increase (decrease)	3,313,862	$34,087,946	1,047,006	$10,536,190

Notes to Financial Statements (Continued)

	Year Ended September 30, 2017		Year Ended September 30, 2016

	Shares	Amount	Shares	Amount

Strategic Bond Fund Class R3
Sold	1,321,274	$13,533,870	575,781	$5,808,886
Issued as reinvestment of dividends	18,123	178,876	8,070	79,005
Redeemed	(333,756)	(3,435,924)	(318,996)	(3,303,593)

Net increase (decrease)	1,005,641	$10,276,822	264,855	$2,584,298

Diversified Value Fund Class I
Sold	3,349,584	$52,723,324	14,613,260	$204,745,870
Issued as reinvestment of dividends	1,092,957	16,612,953	86,337	1,221,667
Redeemed	(12,605,344)	(204,534,615)	(3,366,763)	(48,967,912)

Net increase (decrease)	(8,162,803)	$(135,198,338)	11,332,834	$156,999,625

Diversified Value Fund Class R5
Sold	663,680	$10,365,082	1,203,968	$16,755,365
Issued as reinvestment of dividends	195,292	2,974,297	212,522	3,009,308
Redeemed	(987,461)	(15,560,547)	(13,465,671)	(188,803,867)

Net increase (decrease)	(128,489)	$(2,221,168)	(12,049,181)	$(169,039,194)

Diversified Value Fund Service Class
Sold	577,352	$8,980,329	115,827	$1,614,208
Issued as reinvestment of dividends	37,518	571,393	14,306	202,722
Redeemed	(493,739)	(7,815,155)	(648,016)	(9,082,253)

Net increase (decrease)	121,131	$1,736,567	(517,883)	$(7,265,323)

Diversified Value Fund Administrative Class
Sold	45,962	$717,701	125,275	$1,789,278
Issued as reinvestment of dividends	27,667	423,307	4,700	66,927
Redeemed	(226,131)	(3,670,299)	(122,266)	(1,714,476)

Net increase (decrease)	(152,502)	$(2,529,291)	7,709	$141,729

Diversified Value Fund Class A
Sold	107,672	$1,692,400	218,152	$3,041,006
Issued as reinvestment of dividends	72,592	1,104,854	12,875	182,440
Redeemed	(528,541)	(8,141,439)	(426,946)	(5,973,022)

Net increase (decrease)	(348,277)	$(5,344,185)	(195,919)	$(2,749,576)

Diversified Value Fund Class R4
Sold	29,614	$461,883	27,718	$390,798
Issued as reinvestment of dividends	2,971	44,981	151	2,136
Redeemed	(28,575)	(452,457)	(442)	(6,203)

Net increase (decrease)	4,010	$54,407	27,427	$386,731

Diversified Value Fund Class R3
Sold	21,920	$341,737	98,639	$1,371,981
Issued as reinvestment of dividends	6,738	102,343	428	6,062
Redeemed	(15,546)	(240,980)	(6,902)	(96,229)

Net increase (decrease)	13,112	$203,100	92,165	$1,281,814

Fundamental Value Fund Class I
Sold	9,402,191	$115,629,302	8,701,389	$103,028,581
Issued as reinvestment of dividends	4,013,684	48,244,487	4,701,123	54,156,933
Redeemed	(8,094,649)	(99,300,569)	(6,906,229)	(83,320,351)

Net increase (decrease)	5,321,226	$64,573,220	6,496,283	$73,865,163

Notes to Financial Statements (Continued)

	Year Ended September 30, 2017		Year Ended September 30, 2016

	Shares	Amount	Shares	Amount

Fundamental Value Fund Class R5
Sold	2,205,148	$27,420,500	3,807,265	$46,306,885
Issued as reinvestment of dividends	2,990,606	36,096,617	4,518,213	52,275,725
Redeemed	(6,929,290)	(86,700,217)	(12,273,847)	(144,473,553)

Net increase (decrease)	(1,733,536)	$(23,183,100)	(3,948,369)	$(45,890,943)

Fundamental Value Fund Service Class
Sold	914,604	$11,403,781	2,245,416	$28,540,020
Issued as reinvestment of dividends	898,535	10,809,372	1,886,001	21,745,590
Redeemed	(7,160,500)	(86,893,506)	(6,851,737)	(80,633,594)

Net increase (decrease)	(5,347,361)	$(64,680,353)	(2,720,320)	$(30,347,984)

Fundamental Value Fund Administrative Class
Sold	1,050,242	$13,265,800	766,524	$9,151,182
Issued as reinvestment of dividends	717,205	8,678,182	1,042,492	12,082,482
Redeemed	(2,280,801)	(28,382,161)	(2,466,210)	(30,056,497)

Net increase (decrease)	(513,354)	$(6,438,179)	(657,194)	$(8,822,833)

Fundamental Value Fund Class A
Sold	704,528	$8,713,079	743,478	$8,796,073
Issued as reinvestment of dividends	1,064,699	12,744,452	1,760,850	20,196,951
Redeemed	(6,497,478)	(79,826,969)	(3,141,245)	(38,060,608)

Net increase (decrease)	(4,728,251)	$(58,369,438)	(636,917)	$(9,067,584)

Fundamental Value Fund Class R4
Sold	723,946	$8,791,809	431,831	$5,251,875
Issued as reinvestment of dividends	94,789	1,122,303	19,957	227,308
Redeemed	(102,413)	(1,240,764)	(35,950)	(424,160)

Net increase (decrease)	716,322	$8,673,348	415,838	$5,055,023

Fundamental Value Fund Class R3
Sold	137,402	$1,652,874	63,571	$783,131
Issued as reinvestment of dividends	11,609	137,222	13,210	149,936
Redeemed	(42,719)	(518,603)	(25,433)	(299,909)

Net increase (decrease)	106,292	$1,271,493	51,348	$633,158

Large Cap Value Fund Class I
Sold	3,502,516	$26,501,505	2,650,718	$18,725,891
Issued as reinvestment of dividends	499,824	3,608,729	1,382,960	9,417,956
Redeemed	(2,904,950)	(21,602,475)	(5,169,812)	(36,558,845)

Net increase (decrease)	1,097,390	$8,507,759	(1,136,134)	$(8,414,998)

Large Cap Value Fund Class R5
Sold	283,555	$2,094,460	320,263	$2,268,108
Issued as reinvestment of dividends	933,715	6,760,094	2,314,952	15,811,124
Redeemed	(3,383,683)	(25,150,386)	(6,588,107)	(47,465,373)

Net increase (decrease)	(2,166,413)	$(16,295,832)	(3,952,892)	$(29,386,141)

Large Cap Value Fund Service Class
Sold	74,160	$564,373	97,647	$680,962
Issued as reinvestment of dividends	27,724	201,827	197,196	1,350,789
Redeemed	(396,175)	(2,940,462)	(977,616)	(6,726,298)

Net increase (decrease)	(294,291)	$(2,174,262)	(682,773)	$(4,694,547)

Notes to Financial Statements (Continued)

	Year Ended September 30, 2017		Year Ended September 30, 2016

	Shares	Amount	Shares	Amount

Large Cap Value Fund Administrative Class
Sold	166,867	$1,255,333	154,722	$1,085,633
Issued as reinvestment of dividends	115,640	836,079	292,564	1,995,283
Redeemed	(231,034)	(1,738,986)	(951,428)	(6,900,239)

Net increase (decrease)	51,473	$352,426	(504,142)	$(3,819,323)

Large Cap Value Fund Class A
Sold	234,900	$1,768,399	185,339	$1,301,610
Issued as reinvestment of dividends	253,535	1,830,521	644,641	4,390,007
Redeemed	(1,010,847)	(7,549,133)	(1,600,947)	(11,340,939)

Net increase (decrease)	(522,412)	$(3,950,213)	(770,967)	$(5,649,322)

Large Cap Value Fund Class R4
Sold	59,755	$428,557	-	$-
Issued as reinvestment of dividends	3,695	26,420	2	13
Redeemed	(5,081)	(38,143)	(14)	(99)

Net increase (decrease)	58,369	$416,834	(12)	$(86)

Large Cap Value Fund Class R3
Sold	-	$-	-	$-
Issued as reinvestment of dividends	509	3,593	1,542	10,277
Redeemed	(1,001)	(7,300)	(4,945)	(35,424)

Net increase (decrease)	(492)	$(3,707)	(3,403)	$(25,147)

S&P 500 Index Fund Class I
Sold	6,336,822	$126,954,649	10,127,359	$186,093,714
Issued as reinvestment of dividends	3,547,486	67,756,985	2,041,101	36,719,404
Redeemed	(40,420,083)	(823,956,575)	(5,760,107)	(106,621,375)

Net increase (decrease)	(30,535,775)	$(629,244,941)	6,408,353	$116,191,743

S&P 500 Index Fund Class R5
Sold	4,872,091	$97,270,742	7,434,694	$135,466,488
Issued as reinvestment of dividends	2,367,656	45,340,604	1,795,938	32,380,771
Redeemed	(17,074,551)	(340,820,379)	(16,334,513)	(297,378,710)

Net increase (decrease)	(9,834,804)	$(198,209,033)	(7,103,881)	$(129,531,451)

S&P 500 Index Fund Service Class
Sold	3,740,808	$73,763,649	5,613,320	$102,847,120
Issued as reinvestment of dividends	1,554,128	29,808,183	1,337,922	24,162,868
Redeemed	(7,530,041)	(150,928,807)	(17,553,808)	(330,728,860)

Net increase (decrease)	(2,235,105)	$(47,356,975)	(10,602,566)	$(203,718,872)

S&P 500 Index Fund Administrative Class
Sold	4,213,662	$83,250,452	5,191,140	$93,571,191
Issued as reinvestment of dividends	1,625,772	30,775,862	956,766	17,068,708
Redeemed	(5,402,143)	(106,054,140)	(8,286,473)	(150,774,758)

Net increase (decrease)	437,291	$7,972,174	(2,138,567)	$(40,134,859)

S&P 500 Index Fund Class A
Sold	440,766	$8,568,431	726,100	$12,765,271
Issued as reinvestment of dividends	69,787	1,304,310	32,110	566,093
Redeemed	(309,949)	(6,103,028)	(319,623)	(5,928,993)

Net increase (decrease)	200,604	$3,769,713	438,587	$7,402,371

Notes to Financial Statements (Continued)

	Year Ended September 30, 2017		Year Ended September 30, 2016

	Shares	Amount	Shares	Amount

S&P 500 Index Fund Class R4
Sold	7,824,282	$152,424,771	7,548,583	$135,485,760
Issued as reinvestment of dividends	1,994,051	37,408,394	1,125,782	19,926,344
Redeemed	(11,373,230)	(223,948,718)	(6,554,397)	(117,893,789)

Net increase (decrease)	(1,554,897)	$(34,115,553)	2,119,968	$37,518,315

S&P 500 Index Fund Class R3
Sold	5,497,014	$105,798,643	3,933,638	$69,670,035
Issued as reinvestment of dividends	338,877	6,248,902	88,139	1,537,139
Redeemed	(870,802)	(17,069,631)	(383,519)	(6,850,596)

Net increase (decrease)	4,965,089	$94,977,914	3,638,258	$64,356,578

Equity Opportunities Fund Class I
Sold	2,237,588	$46,259,683	3,366,425	$58,152,025
Issued as reinvestment of dividends	362,780	7,226,583	2,177,077	37,402,189
Redeemed	(4,014,169)	(83,271,768)	(5,132,513)	(91,361,873)

Net increase (decrease)	(1,413,801)	$(29,785,502)	410,989	$4,192,341

Equity Opportunities Fund Class R5
Sold	1,042,392	$21,379,259	1,086,002	$18,938,224
Issued as reinvestment of dividends	326,292	6,519,317	2,206,746	38,022,230
Redeemed	(3,186,202)	(65,320,958)	(4,689,569)	(83,266,716)

Net increase (decrease)	(1,817,518)	$(37,422,382)	(1,396,821)	$(26,306,262)

Equity Opportunities Fund Service Class
Sold	420,776	$8,388,911	540,059	$9,378,730
Issued as reinvestment of dividends	108,721	2,142,883	741,552	12,606,386
Redeemed	(1,570,154)	(32,226,790)	(1,442,287)	(24,994,802)

Net increase (decrease)	(1,040,657)	$(21,694,996)	(160,676)	$(3,009,686)

Equity Opportunities Fund Administrative Class
Sold	744,659	$15,016,479	651,473	$11,115,509
Issued as reinvestment of dividends	131,694	2,570,661	946,229	15,934,491
Redeemed	(2,104,650)	(42,008,539)	(1,776,639)	(31,023,770)

Net increase (decrease)	(1,228,297)	$(24,421,399)	(178,937)	$(3,973,770)

Equity Opportunities Fund Class A
Sold	517,066	$10,121,058	530,391	$9,065,368
Issued as reinvestment of dividends	183,548	3,463,563	1,899,937	30,949,974
Redeemed	(4,035,133)	(76,487,512)	(3,904,504)	(64,756,380)

Net increase (decrease)	(3,334,519)	$(62,902,891)	(1,474,176)	$(24,741,038)

Equity Opportunities Fund Class R4
Sold	162,443	$2,969,069	304,677	$5,245,752
Issued as reinvestment of dividends	13,668	255,604	38,940	630,425
Redeemed	(139,195)	(2,742,849)	(84,269)	(1,349,619)

Net increase (decrease)	36,916	$481,824	259,348	$4,526,558

Equity Opportunities Fund Class R3
Sold	56,397	$1,044,234	85,499	$1,463,128
Issued as reinvestment of dividends	6,604	118,468	34,081	529,625
Redeemed	(123,248)	(2,333,972)	(36,528)	(619,746)

Net increase (decrease)	(60,247)	$(1,171,270)	83,052	$1,373,007

Notes to Financial Statements (Continued)

	Year Ended September 30, 2017		Year Ended September 30, 2016

	Shares	Amount	Shares	Amount

Fundamental Growth Fund Class I
Sold	3,754,805	$29,320,981	2,547,288	$20,169,478
Issued as reinvestment of dividends	978,216	6,955,117	1,141,055	8,820,353
Redeemed	(2,900,231)	(22,419,175)	(5,988,530)	(47,499,634)

Net increase (decrease)	1,832,790	$13,856,923	(2,300,187)	$(18,509,803)

Fundamental Growth Fund Class R5
Sold	417,330	$3,230,048	669,326	$5,135,912
Issued as reinvestment of dividends	372,264	2,654,243	301,142	2,333,849
Redeemed	(578,450)	(4,588,741)	(578,911)	(4,451,740)

Net increase (decrease)	211,144	$1,295,550	391,557	$3,018,021

Fundamental Growth Fund Service Class
Sold	223,954	$1,696,840	169,303	$1,318,083
Issued as reinvestment of dividends	119,665	837,655	90,111	686,651
Redeemed	(130,551)	(1,007,204)	(138,133)	(1,055,658)

Net increase (decrease)	213,068	$1,527,291	121,281	$949,076

Fundamental Growth Fund Administrative Class
Sold	215,657	$1,601,678	238,954	$1,879,430
Issued as reinvestment of dividends	190,341	1,301,936	163,998	1,225,067
Redeemed	(383,333)	(2,822,688)	(388,524)	(2,875,815)

Net increase (decrease)	22,665	$80,926	14,428	$228,682

Fundamental Growth Fund Class A
Sold	379,478	$2,696,387	343,219	$2,504,676
Issued as reinvestment of dividends	298,913	1,960,867	280,669	2,020,819
Redeemed	(888,723)	(6,441,146)	(760,199)	(5,571,803)

Net increase (decrease)	(210,332)	$(1,783,892)	(136,311)	$(1,046,308)

Fundamental Growth Fund Class R4
Sold	276,532	$1,993,723	85,556	$611,449
Issued as reinvestment of dividends	30,194	196,260	2,678	19,193
Redeemed	(25,714)	(181,965)	(16,634)	(117,452)

Net increase (decrease)	281,012	$2,008,018	71,600	$513,190

Fundamental Growth Fund Class R3
Sold	156,986	$1,076,585	208,256	$1,425,953
Issued as reinvestment of dividends	37,245	229,429	8,254	56,456
Redeemed	(68,194)	(474,479)	(39,761)	(267,642)

Net increase (decrease)	126,037	$831,535	176,749	$1,214,767

Blue Chip Growth Fund Class I
Sold	31,262,383	$518,777,004	14,862,659	$232,116,521
Issued as reinvestment of dividends	1,517,251	24,124,298	3,535,563	56,356,872
Redeemed	(8,826,264)	(151,556,587)	(6,084,355)	(97,969,340)

Net increase (decrease)	23,953,370	$391,344,715	12,313,867	$190,504,053

Blue Chip Growth Fund Class R5
Sold	4,953,553	$86,472,454	4,801,764	$78,179,165
Issued as reinvestment of dividends	1,014,640	16,112,476	4,920,932	78,390,455
Redeemed	(5,586,420)	(97,024,066)	(16,201,183)	(256,462,891)

Net increase (decrease)	381,773	$5,560,864	(6,478,487)	$(99,893,271)

Notes to Financial Statements (Continued)

	Year Ended September 30, 2017		Year Ended September 30, 2016

	Shares	Amount	Shares	Amount

Blue Chip Growth Fund Service Class
Sold	1,301,029	$22,224,681	4,250,516	$69,254,595
Issued as reinvestment of dividends	541,424	8,527,419	2,373,491	37,501,158
Redeemed	(7,931,612)	(127,616,042)	(5,284,435)	(82,660,814)

Net increase (decrease)	(6,089,159)	$(96,863,942)	1,339,572	$24,094,939

Blue Chip Growth Fund Administrative Class
Sold	2,087,626	$35,034,549	2,005,805	$32,220,167
Issued as reinvestment of dividends	650,740	10,119,009	2,486,045	38,807,167
Redeemed	(3,644,823)	(63,069,558)	(3,619,543)	(57,337,840)

Net increase (decrease)	(906,457)	$(17,916,000)	872,307	$13,689,494

Blue Chip Growth Fund Class A
Sold	1,069,190	$17,641,299	1,760,146	$26,797,121
Issued as reinvestment of dividends	432,843	6,471,007	1,771,499	26,643,342
Redeemed	(3,046,971)	(49,728,652)	(2,459,732)	(36,782,915)

Net increase (decrease)	(1,544,938)	$(25,616,346)	1,071,913	$16,657,548

Blue Chip Growth Fund Class R4
Sold	1,411,651	$22,745,464	1,752,959	$26,219,066
Issued as reinvestment of dividends	143,797	2,146,888	262,389	3,943,712
Redeemed	(773,205)	(12,843,938)	(386,193)	(5,770,075)

Net increase (decrease)	782,243	$12,048,414	1,629,155	$24,392,703

Blue Chip Growth Fund Class R3
Sold	1,089,297	$16,782,774	1,364,827	$19,543,732
Issued as reinvestment of dividends	85,090	1,196,363	81,838	1,163,726
Redeemed	(381,513)	(5,939,665)	(152,381)	(2,196,306)

Net increase (decrease)	792,874	$12,039,472	1,294,284	$18,511,152

Growth Opportunities Fund Class I
Sold	4,915,732	$52,142,587	7,342,454	$77,365,291
Issued as reinvestment of dividends	2,537,010	24,329,924	3,586,120	38,981,121
Redeemed	(8,455,832)	(88,008,261)	(10,357,640)	(109,952,101)

Net increase (decrease)	(1,003,090)	$(11,535,750)	570,934	$6,394,311

Growth Opportunities Fund Class R5
Sold	1,782,501	$18,657,107	1,544,312	$16,314,440
Issued as reinvestment of dividends	1,384,723	13,168,716	2,204,066	23,803,912
Redeemed	(5,442,223)	(57,610,662)	(6,026,743)	(62,688,417)

Net increase (decrease)	(2,274,999)	$(25,784,839)	(2,278,365)	$(22,570,065)

Growth Opportunities Fund Service Class
Sold	820,448	$8,383,277	1,751,891	$19,083,532
Issued as reinvestment of dividends	1,140,828	10,598,292	1,686,949	17,831,054
Redeemed	(9,813,851)	(102,026,138)	(3,141,277)	(31,742,200)

Net increase (decrease)	(7,852,575)	$(83,044,569)	297,563	$5,172,386

Growth Opportunities Fund Administrative Class
Sold	906,619	$9,057,000	836,054	$8,461,631
Issued as reinvestment of dividends	743,653	6,692,874	1,211,646	12,455,718
Redeemed	(2,530,937)	(25,846,697)	(3,403,565)	(33,190,176)

Net increase (decrease)	(880,665)	$(10,096,823)	(1,355,865)	$(12,272,827)

Notes to Financial Statements (Continued)

	Year Ended September 30, 2017		Year Ended September 30, 2016

	Shares	Amount	Shares	Amount

Growth Opportunities Fund Class A
Sold	840,103	$7,872,446	624,026	$5,796,869
Issued as reinvestment of dividends	880,710	7,450,808	1,704,082	16,597,761
Redeemed	(5,191,524)	(49,394,365)	(5,692,923)	(52,926,673)

Net increase (decrease)	(3,470,711)	$(34,071,111)	(3,364,815)	$(30,532,043)

Growth Opportunities Fund Class R4
Sold	395,117	$3,739,440	616,217	$6,174,854
Issued as reinvestment of dividends	74,731	635,215	65,563	639,893
Redeemed	(308,037)	(2,814,860)	(252,838)	(2,319,896)

Net increase (decrease)	161,811	$1,559,795	428,942	$4,494,851

Growth Opportunities Fund Class R3
Sold	44,167	$380,583	35,538	$314,524
Issued as reinvestment of dividends	9,476	74,953	10,153	93,106
Redeemed	(42,912)	(366,240)	(30,472)	(259,283)

Net increase (decrease)	10,731	$89,296	15,219	$148,347

Mid-Cap Value Fund Class I
Sold	2,189,282	$31,011,830	2,495,317	$32,470,619
Issued as reinvestment of dividends	252,109	3,637,931	1,173,829	14,226,812
Redeemed	(4,916,934)	(70,633,481)	(5,190,999)	(71,910,338)

Net increase (decrease)	(2,475,543)	$(35,983,720)	(1,521,853)	$(25,212,907)

Mid-Cap Value Fund Class R5
Sold	81,730	$1,191,171	127,107	$1,646,344
Issued as reinvestment of dividends	17,361	252,075	79,014	963,968
Redeemed	(139,582)	(2,050,728)	(299,874)	(4,014,516)

Net increase (decrease)	(40,491)	$(607,482)	(93,753)	$(1,404,204)

Mid-Cap Value Fund Service Class
Sold	1,292	$19,102	17,883	$205,717
Issued as reinvestment of dividends	4,755	68,901	34,484	419,323
Redeemed	(33,367)	(483,821)	(89,911)	(1,199,897)

Net increase (decrease)	(27,320)	$(395,818)	(37,544)	$(574,857)

Mid-Cap Value Fund Administrative Class
Sold	14,247	$210,152	29,286	$403,592
Issued as reinvestment of dividends	1,597	23,466	2,965	36,593
Redeemed	(10,764)	(159,287)	(4,309)	(58,295)

Net increase (decrease)	5,080	$74,331	27,942	$381,890

Mid-Cap Value Fund Class A
Sold	61,255	$897,948	61,093	$794,363
Issued as reinvestment of dividends	3,856	55,905	27,545	335,769
Redeemed	(50,849)	(740,649)	(126,981)	(1,658,002)

Net increase (decrease)	14,262	$213,204	(38,343)	$(527,870)

Mid-Cap Value Fund Class R4
Sold	2,268	$30,476	108	$1,418
Issued as reinvestment of dividends	66	945	2	28
Redeemed	(669)	(9,634)	(15)	(209)

Net increase (decrease)	1,665	$21,787	95	$1,237

Notes to Financial Statements (Continued)

	Year Ended September 30, 2017		Year Ended September 30, 2016

	Shares	Amount	Shares	Amount

Mid-Cap Value Fund Class R3
Sold	16,829	$244,364	1,557	$19,762
Issued as reinvestment of dividends	201	2,891	1,146	13,852
Redeemed	(2,538)	(36,500)	(1,616)	(20,825)

Net increase (decrease)	14,492	$210,755	1,087	$12,789

Small Cap Value Equity Fund Class I
Sold	1,409,556	$24,006,841	4,656,033	$68,492,489
Issued as reinvestment of dividends	407,400	7,003,209	186,610	2,730,108
Redeemed	(3,128,851)	(52,951,846)	(1,765,831)	(25,758,018)

Net increase (decrease)	(1,311,895)	$(21,941,796)	3,076,812	$45,464,579

Small Cap Value Equity Fund Class R5
Sold	259,190	$4,399,579	473,708	$7,131,853
Issued as reinvestment of dividends	171,524	2,951,933	243,625	3,566,662
Redeemed	(1,086,413)	(18,648,597)	(4,034,682)	(59,201,820)

Net increase (decrease)	(655,699)	$(11,297,085)	(3,317,349)	$(48,503,305)

Small Cap Value Equity Fund Service Class
Sold	130,037	$2,243,287	289,671	$4,586,399
Issued as reinvestment of dividends	24,681	425,749	17,628	258,786
Redeemed	(112,624)	(1,927,416)	(78,874)	(1,188,006)

Net increase (decrease)	42,094	$741,620	228,425	$3,657,179

Small Cap Value Equity Fund Administrative Class
Sold	259,605	$4,607,261	63,978	$982,855
Issued as reinvestment of dividends	27,941	479,473	10,262	150,036
Redeemed	(92,680)	(1,570,319)	(183,347)	(2,891,855)

Net increase (decrease)	194,866	$3,516,415	(109,107)	$(1,758,964)

Small Cap Value Equity Fund Class A
Sold	184,640	$3,123,281	223,793	$3,430,864
Issued as reinvestment of dividends	29,109	498,354	15,791	230,384
Redeemed	(178,711)	(3,002,125)	(133,836)	(1,956,953)

Net increase (decrease)	35,038	$619,510	105,748	$1,704,295

Small Cap Value Equity Fund Class R4
Sold	78,957	$1,314,426	79,717	$1,243,218
Issued as reinvestment of dividends	5,092	86,710	2,729	39,618
Redeemed	(53,595)	(870,689)	(17,345)	(255,307)

Net increase (decrease)	30,454	$530,447	65,101	$1,027,529

Small Cap Value Equity Fund Class R3
Sold	48,906	$814,179	20,584	$302,236
Issued as reinvestment of dividends	1,304	22,210	137	1,996
Redeemed	(9,557)	(157,677)	(1,682)	(26,264)

Net increase (decrease)	40,653	$678,712	19,039	$277,968

Small Company Value Fund Class I
Sold	1,825,098	$22,657,864	1,908,765	$20,824,044
Issued as reinvestment of dividends	178,796	2,247,465	2,891,985	29,209,049
Redeemed	(4,771,339)	(59,011,880)	(3,328,874)	(36,510,638)

Net increase (decrease)	(2,767,445)	$(34,106,551)	1,471,876	$13,522,455

Notes to Financial Statements (Continued)

	Year Ended September 30, 2017		Year Ended September 30, 2016

	Shares	Amount	Shares	Amount

Small Company Value Fund Class R5
Sold	1,112,713	$13,641,439	854,150	$9,159,892
Issued as reinvestment of dividends	147,164	1,858,678	2,704,641	27,452,111
Redeemed	(4,394,949)	(55,007,093)	(3,935,998)	(42,193,058)

Net increase (decrease)	(3,135,072)	$(39,506,976)	(377,207)	$(5,581,055)

Small Company Value Fund Service Class
Sold	151,753	$1,874,037	246,503	$2,609,640
Issued as reinvestment of dividends	17,279	217,192	388,961	3,932,394
Redeemed	(613,137)	(7,353,089)	(520,112)	(5,439,410)

Net increase (decrease)	(444,105)	$(5,261,860)	115,352	$1,102,624

Small Company Value Fund Administrative Class
Sold	207,104	$2,525,787	199,771	$2,187,363
Issued as reinvestment of dividends	20,163	249,822	416,894	4,152,265
Redeemed	(576,167)	(7,056,798)	(555,490)	(5,826,695)

Net increase (decrease)	(348,900)	$(4,281,189)	61,175	$512,933

Small Company Value Fund Class A
Sold	261,983	$3,130,190	176,322	$1,859,148
Issued as reinvestment of dividends	23,811	287,165	737,719	7,155,864
Redeemed	(949,918)	(10,965,136)	(888,801)	(9,267,533)

Net increase (decrease)	(664,124)	$(7,547,781)	25,240	$(252,521)

Small Company Value Fund Class R4
Sold	27,205	$295,703	10,772	$111,338
Issued as reinvestment of dividends	472	5,631	358	3,452
Redeemed	(3,570)	(43,681)	(1,339)	(14,072)

Net increase (decrease)	24,107	$257,653	9,791	$100,718

Small Company Value Fund Class R3
Sold	10,016	$112,622	2,448	$26,188
Issued as reinvestment of dividends	113	1,281	1,738	15,919
Redeemed	(3,446)	(38,433)	(662)	(8,148)

Net increase (decrease)	6,683	$75,470	3,524	$33,959

S&P Mid Cap Index Fund Class I
Sold	2,144,909	$29,190,798	4,355,241	$55,642,526
Issued as reinvestment of dividends	633,073	8,356,561	649,394	7,825,196
Redeemed	(4,839,088)	(66,426,461)	(10,625,732)	(137,469,051)

Net increase (decrease)	(2,061,106)	$(28,879,102)	(5,621,097)	$(74,001,329)

S&P Mid Cap Index Fund Class R5
Sold	1,320,432	$18,044,612	940,527	$11,717,874
Issued as reinvestment of dividends	179,812	2,366,321	52,494	631,503
Redeemed	(1,290,740)	(17,633,755)	(323,871)	(4,115,542)

Net increase (decrease)	209,504	$2,777,178	669,150	$8,233,835

S&P Mid Cap Index Fund Service Class
Sold	737,424	$10,091,410	753,305	$9,412,680
Issued as reinvestment of dividends	201,627	2,643,334	66,663	799,955
Redeemed	(842,397)	(11,437,244)	(425,022)	(5,460,606)

Net increase (decrease)	96,654	$1,297,500	394,946	$4,752,029

Notes to Financial Statements (Continued)

	Year Ended September 30, 2017		Year Ended September 30, 2016

	Shares	Amount	Shares	Amount

S&P Mid Cap Index Fund Administrative Class
Sold	1,018,823	$13,779,843	1,287,492	$16,228,818
Issued as reinvestment of dividends	479,843	6,295,545	220,172	2,642,062
Redeemed	(1,879,783)	(25,308,885)	(882,193)	(11,061,621)

Net increase (decrease)	(381,117)	$(5,233,497)	625,471	$7,809,259

S&P Mid Cap Index Fund Class A
Sold	856,535	$11,543,927	1,051,985	$13,208,349
Issued as reinvestment of dividends	332,874	4,360,651	154,785	1,855,870
Redeemed	(2,000,100)	(26,959,368)	(680,053)	(8,740,095)

Net increase (decrease)	(810,691)	$(11,054,790)	526,717	$6,324,124

S&P Mid Cap Index Fund Class R4
Sold	7,242,609	$96,117,596	1,898,502	$23,804,594
Issued as reinvestment of dividends	313,016	4,084,853	80,755	965,023
Redeemed	(1,048,355)	(14,220,911)	(359,416)	(4,489,371)

Net increase (decrease)	6,507,270	$85,981,538	1,619,841	$20,280,246

S&P Mid Cap Index Fund Class R3
Sold	8,386,401	$110,916,834	2,000,894	$25,110,269
Issued as reinvestment of dividends	283,828	3,695,437	59,452	709,852
Redeemed	(944,847)	(12,820,971)	(230,580)	(2,868,456)

Net increase (decrease)	7,725,382	$101,791,300	1,829,766	$22,951,665

Russell 2000 Small Cap Index Fund Class I
Sold	2,128,877	$27,824,964	3,624,240	$41,475,122
Issued as reinvestment of dividends	719,419	9,244,537	593,889	6,663,435
Redeemed	(9,483,062)	(125,470,212)	(10,502,299)	(124,332,126)

Net increase (decrease)	(6,634,766)	$(88,400,711)	(6,284,170)	$(76,193,569)

Russell 2000 Small Cap Index Fund Class R5
Sold	666,297	$8,701,387	610,101	$6,895,801
Issued as reinvestment of dividends	88,849	1,141,707	27,481	308,615
Redeemed	(800,854)	(10,428,714)	(125,306)	(1,435,553)

Net increase (decrease)	(45,708)	$(585,620)	512,276	$5,768,863

Russell 2000 Small Cap Index Fund Service Class
Sold	628,744	$8,122,726	657,605	$7,374,314
Issued as reinvestment of dividends	92,311	1,178,803	23,914	266,876
Redeemed	(409,363)	(5,341,586)	(335,666)	(3,954,820)

Net increase (decrease)	311,692	$3,959,943	345,853	$3,686,370

Russell 2000 Small Cap Index Fund Administrative Class
Sold	1,321,919	$17,137,296	1,207,392	$13,569,152
Issued as reinvestment of dividends	250,548	3,207,019	100,484	1,124,417
Redeemed	(1,382,683)	(17,851,875)	(543,599)	(6,185,521)

Net increase (decrease)	189,784	$2,492,440	764,277	$8,508,048

Russell 2000 Small Cap Index Fund Class A
Sold	546,708	$7,034,227	524,544	$5,968,111
Issued as reinvestment of dividends	107,940	1,375,156	42,335	472,035
Redeemed	(579,474)	(7,558,531)	(270,190)	(3,111,451)

Net increase (decrease)	75,174	$850,852	296,689	$3,328,695

Notes to Financial Statements (Continued)

	Year Ended September 30, 2017		Year Ended September 30, 2016

	Shares	Amount	Shares	Amount

Russell 2000 Small Cap Index Fund Class R4
Sold	2,706,274	$34,562,375	1,755,046	$19,748,897
Issued as reinvestment of dividends	175,914	2,234,112	43,772	486,743
Redeemed	(701,997)	(9,081,122)	(289,254)	(3,272,811)

Net increase (decrease)	2,180,191	$27,715,365	1,509,564	$16,962,829

Russell 2000 Small Cap Index Fund Class R3
Sold	2,621,847	$33,325,645	1,413,714	$16,004,347
Issued as reinvestment of dividends	140,014	1,773,978	29,679	329,730
Redeemed	(408,287)	(5,284,868)	(184,010)	(2,073,417)

Net increase (decrease)	2,353,574	$29,814,755	1,259,383	$14,260,660

Mid Cap Growth Fund Class I
Sold	65,041,631	$1,321,039,894	49,383,910	$910,970,892
Issued as reinvestment of dividends	4,289,736	80,089,376	4,524,359	81,664,689
Redeemed	(17,061,874)	(338,323,674)	(10,371,505)	(188,862,127)

Net increase (decrease)	52,269,493	$1,062,805,596	43,536,764	$803,773,454

Mid Cap Growth Fund Class R5
Sold	22,651,634	$456,999,585	18,173,123	$331,978,269
Issued as reinvestment of dividends	1,840,557	34,123,932	3,079,294	55,211,743
Redeemed	(14,290,849)	(278,887,695)	(12,215,414)	(218,996,661)

Net increase (decrease)	10,201,342	$212,235,822	9,037,003	$168,193,351

Mid Cap Growth Fund Service Class
Sold	3,226,674	$64,170,726	4,042,867	$73,640,921
Issued as reinvestment of dividends	573,119	10,407,836	1,180,675	20,768,068
Redeemed	(4,504,072)	(86,972,101)	(5,669,807)	(100,713,680)

Net increase (decrease)	(704,279)	$(12,393,539)	(446,265)	$(6,304,691)

Mid Cap Growth Fund Administrative Class
Sold	1,927,562	$35,807,341	2,899,172	$49,335,238
Issued as reinvestment of dividends	891,757	15,578,988	1,779,900	30,187,112
Redeemed	(5,190,936)	(95,517,133)	(6,338,164)	(109,212,665)

Net increase (decrease)	(2,371,617)	$(44,130,804)	(1,659,092)	$(29,690,315)

Mid Cap Growth Fund Class A
Sold	1,370,193	$24,082,023	1,998,535	$32,625,483
Issued as reinvestment of dividends	835,384	13,641,826	1,701,476	27,155,552
Redeemed	(5,468,149)	(94,790,435)	(4,338,691)	(70,001,122)

Net increase (decrease)	(3,262,572)	$(57,066,586)	(638,680)	$(10,220,087)

Mid Cap Growth Fund Class R4
Sold	4,422,557	$79,211,548	2,958,640	$48,085,568
Issued as reinvestment of dividends	188,368	3,089,225	103,228	1,651,643
Redeemed	(1,262,113)	(22,282,712)	(540,982)	(8,810,057)

Net increase (decrease)	3,348,812	$60,018,061	2,520,886	$40,927,154

Mid Cap Growth Fund Class R3
Sold	865,565	$14,164,948	807,955	$12,316,910
Issued as reinvestment of dividends	59,020	900,059	41,802	625,777
Redeemed	(268,665)	(4,442,140)	(262,967)	(4,061,077)

Net increase (decrease)	655,920	$10,622,867	586,790	$8,881,610

Notes to Financial Statements (Continued)

	Year Ended September 30, 2017		Year Ended September 30, 2016

	Shares	Amount	Shares	Amount

Small Cap Growth Equity Fund Class I
Sold	2,940,514	$40,955,589	6,619,365	$80,155,091
Issued as reinvestment of dividends	-	-	4,007,138	49,247,720
Redeemed	(4,633,454)	(64,755,896)	(5,091,392)	(63,993,740)

Net increase (decrease)	(1,692,940)	$(23,800,307)	5,535,111	$65,409,071

Small Cap Growth Equity Fund Class R5
Sold	852,244	$11,577,155	470,983	$5,959,392
Issued as reinvestment of dividends	-	-	2,681,713	32,663,269
Redeemed	(2,438,367)	(33,951,693)	(5,113,794)	(64,112,395)

Net increase (decrease)	(1,586,123)	$(22,374,538)	(1,961,098)	$(25,489,734)

Small Cap Growth Equity Fund Service Class
Sold	448,559	$6,033,416	912,807	$12,049,219
Issued as reinvestment of dividends	-	-	765,507	8,902,844
Redeemed	(1,134,016)	(14,903,132)	(1,191,270)	(14,073,892)

Net increase (decrease)	(685,457)	$(8,869,716)	487,044	$6,878,171

Small Cap Growth Equity Fund Administrative Class
Sold	554,034	$6,885,433	295,651	$3,435,994
Issued as reinvestment of dividends	-	-	643,562	7,098,493
Redeemed	(907,842)	(11,357,183)	(820,251)	(9,716,299)

Net increase (decrease)	(353,808)	$(4,471,750)	118,962	$818,188

Small Cap Growth Equity Fund Class A
Sold	276,512	$3,197,453	278,604	$2,905,950
Issued as reinvestment of dividends	-	-	1,088,692	10,919,581
Redeemed	(1,281,335)	(14,396,175)	(1,138,884)	(11,769,017)

Net increase (decrease)	(1,004,823)	$(11,198,722)	228,412	$2,056,514

Small Cap Growth Equity Fund Class R4
Sold	310,327	$3,601,360	163,608	$1,681,826
Issued as reinvestment of dividends	-	-	15,613	157,063
Redeemed	(80,046)	(907,890)	(45,671)	(443,199)

Net increase (decrease)	230,281	$2,693,470	133,550	$1,395,690

Small Cap Growth Equity Fund Class R3
Sold	113,534	$1,136,096	125,369	$1,178,785
Issued as reinvestment of dividends	-	-	13,192	119,521
Redeemed	(52,672)	(527,088)	(33,756)	(303,619)

Net increase (decrease)	60,862	$609,008	104,805	$994,687

MSCI EAFE International Index Fund Class I
Sold	4,392,389	$51,591,817	7,534,443	$88,368,254
Issued as reinvestment of dividends	551,030	6,099,905	645,375	7,499,263
Redeemed	(9,772,537)	(120,325,423)	(24,221,752)	(286,312,734)

Net increase (decrease)	(4,829,118)	$(62,633,701)	(16,041,934)	$(190,445,217)

MSCI EAFE International Index Fund Class R5
Sold	860,697	$10,236,962	1,499,240	$17,823,032
Issued as reinvestment of dividends	192,795	2,134,245	57,837	672,645
Redeemed	(2,690,664)	(31,152,449)	(265,410)	(3,031,095)

Net increase (decrease)	(1,637,172)	$(18,781,242)	1,291,667	$15,464,582

Notes to Financial Statements (Continued)

	Year Ended September 30, 2017		Year Ended September 30, 2016

	Shares	Amount	Shares	Amount

MSCI EAFE International Index Fund Service Class
Sold	853,576	$10,130,880	499,934	$5,671,657
Issued as reinvestment of dividends	105,317	1,162,704	29,796	345,628
Redeemed	(470,940)	(5,679,058)	(407,232)	(4,697,410)

Net increase (decrease)	487,953	$5,614,526	122,498	$1,319,875

MSCI EAFE International Index Fund Administrative Class
Sold	873,602	$10,429,444	1,419,181	$16,239,900
Issued as reinvestment of dividends	242,901	2,679,200	71,276	826,087
Redeemed	(1,115,235)	(13,454,437)	(1,045,037)	(12,162,835)

Net increase (decrease)	1,268	$(345,793)	445,420	$4,903,152

MSCI EAFE International Index Fund Class A
Sold	451,592	$5,370,094	373,294	$4,404,938
Issued as reinvestment of dividends	80,520	887,334	23,302	269,821
Redeemed	(281,644)	(3,328,404)	(365,641)	(4,274,831)

Net increase (decrease)	250,468	$2,929,024	30,955	$399,928

MSCI EAFE International Index Fund Class R4
Sold	1,906,569	$22,523,975	1,788,872	$20,582,139
Issued as reinvestment of dividends	174,314	1,910,479	23,481	270,735
Redeemed	(841,005)	(10,409,120)	(221,831)	(2,565,825)

Net increase (decrease)	1,239,878	$14,025,334	1,590,522	$18,287,049

MSCI EAFE International Index Fund Class R3
Sold	1,208,317	$14,442,072	1,749,342	$20,220,760
Issued as reinvestment of dividends	159,862	1,748,890	22,246	256,489
Redeemed	(339,251)	(4,119,103)	(126,900)	(1,466,873)

Net increase (decrease)	1,028,928	$12,071,859	1,644,688	$19,010,376

Overseas Fund Class I
Sold	14,153,374	$117,949,077	15,269,237	$116,388,130
Issued as reinvestment of dividends	914,295	7,122,357	656,753	5,063,565
Redeemed	(23,590,927)	(200,560,452)	(12,078,896)	(92,796,786)

Net increase (decrease)	(8,523,258)	$(75,489,018)	3,847,094	$28,654,909

Overseas Fund Class R5
Sold	1,871,836	$16,207,883	2,343,020	$18,067,799
Issued as reinvestment of dividends	367,452	2,873,471	317,415	2,456,793
Redeemed	(3,796,795)	(31,579,636)	(6,082,350)	(46,165,179)

Net increase (decrease)	(1,557,507)	$(12,498,282)	(3,421,915)	$(25,640,587)

Overseas Fund Service Class
Sold	959,756	$7,951,988	859,650	$6,535,356
Issued as reinvestment of dividends	175,384	1,364,491	140,630	1,082,851
Redeemed	(5,302,536)	(42,563,437)	(2,185,000)	(16,605,132)

Net increase (decrease)	(4,167,396)	$(33,246,958)	(1,184,720)	$(8,986,925)

Overseas Fund Administrative Class
Sold	903,987	$7,689,347	1,168,459	$8,803,196
Issued as reinvestment of dividends	91,828	720,851	60,989	473,888
Redeemed	(1,491,920)	(13,061,432)	(1,146,777)	(8,818,186)

Net increase (decrease)	(496,105)	$(4,651,234)	82,671	$458,898

Notes to Financial Statements (Continued)

	Year Ended September 30, 2017		Year Ended September 30, 2016

	Shares	Amount	Shares	Amount

Overseas Fund Class A
Sold	643,399	$5,356,817	1,233,779	$9,115,292
Issued as reinvestment of dividends	122,424	941,444	81,573	620,770
Redeemed	(3,144,933)	(26,401,558)	(1,474,233)	(11,054,883)

Net increase (decrease)	(2,379,110)	$(20,103,297)	(158,881)	$(1,318,821)

Overseas Fund Class R4
Sold	422,555	$3,391,851	519,411	$3,734,361
Issued as reinvestment of dividends	15,304	115,855	6,873	51,550
Redeemed	(473,359)	(3,881,001)	(112,376)	(826,736)

Net increase (decrease)	(35,500)	$(373,295)	413,908	$2,959,175

Overseas Fund Class R3
Sold	170,442	$1,457,945	124,989	$920,307
Issued as reinvestment of dividends	4,284	32,726	2,243	16,976
Redeemed	(75,157)	(629,277)	(45,134)	(334,723)

Net increase (decrease)	99,569	$861,394	82,098	$602,560

Purchases of Class A shares are subject to a front-end sales charge of up to 5.75% of the amount purchased. A portion of the front-end sales charge may be retained by the Distributor. The Distributor retained the following amounts during the year ended September 30, 2017:

Diversified Value Fund	$39
Blue Chip Growth Fund	39
Mid Cap Growth Fund	39

Redemptions or exchanges of Class A shares made within eighteen months of purchase from initial investments of $1 million or more are subject to a contingent deferred sales charge of 1% of the amount redeemed. The Distributor receives all contingent deferred sales charges. Any contingent deferred sales charges imposed during the year ended September 30, 2017, were waived for any redemptions or exchanges subject to such a charge.

6.	Federal Income Tax Information

At September 30, 2017, the aggregate cost of investments and the unrealized appreciation (depreciation) in the value of all investments owned by the Fund(s), as computed on a federal income tax basis, were as follows:

	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Total Return Bond Fund	$1,093,084,779	$14,775,828	$(15,901,987)	$(1,126,159)
Strategic Bond Fund	570,177,960	10,509,498	(4,709,292)	5,800,206
Diversified Value Fund	203,279,264	31,611,464	(1,379,035)	30,232,429
Fundamental Value Fund	927,916,031	361,453,599	(41,949,889)	319,503,710
Large Cap Value Fund	168,891,707	30,474,650	(7,297,723)	23,176,927
S&P 500 Index Fund	1,908,427,199	1,386,918,517	(45,097,602)	1,341,820,915
Equity Opportunities Fund	657,441,345	57,464,865	(10,328,478)	47,136,387
Fundamental Growth Fund	120,597,632	27,550,293	(1,809,508)	25,740,785
Blue Chip Growth Fund	1,524,264,604	674,066,078	(11,473,884)	662,592,194

Notes to Financial Statements (Continued)

	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Growth Opportunities Fund	$608,383,994	$251,189,757	$(25,524,295)	$225,665,462
Mid-Cap Value Fund	92,339,745	10,280,963	(2,527,693)	7,753,270
Small Cap Value Equity Fund	146,485,656	52,697,264	(8,914,266)	43,782,998
Small Company Value Fund	224,781,700	48,143,072	(4,791,896)	43,351,176
S&P Mid Cap Index Fund	468,736,263	60,498,949	(17,190,238)	43,308,711
Russell 2000 Small Cap Index Fund	288,728,919	48,035,235	(13,928,107)	34,107,128
Mid Cap Growth Fund	4,527,720,959	1,079,926,797	(82,261,907)	997,664,890
Small Cap Growth Equity Fund	544,616,219	97,915,197	(11,399,316)	86,515,881
MSCI EAFE International Index Fund	203,595,398	27,284,627	(5,762,649)	21,521,978
Overseas Fund	535,809,640	97,468,147	(10,802,680)	86,665,467

Net capital loss carryforwards may be applied against any net realized taxable gains in succeeding years, subject to the carryforward period limitations, where applicable. On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President. The Modernization Act changed the capital loss carryforward rules as they relate to regulated investment companies. Capital losses generated in tax years beginning after the date of enactment may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for up to eight tax years as short-term capital losses. The provisions affecting the utilization of capital loss carryforwards under the Modernization Act also require the utilization of post-enactment losses prior to the utilization of pre-enactment losses.

At September 30, 2017, for federal income tax purposes, there were no unused capital losses.

At September 30, 2017, the following Fund(s) had post-enactment accumulated capital loss carryforwards:

	Short Term Capital Loss Carryforward	Long Term Capital Loss Carryforward
Total Return Bond Fund	$9,386,491	$936,987

Net capital loss carryforwards for the Fund(s) shown in the above table are from post-enactment years and are, therefore, not subject to the eight-year carryforward period and possible expiration.

The following Fund(s) elected to defer to the fiscal year beginning October 1, 2017, post-October capital losses:

Post-October Loss
Strategic Bond Fund	$477,980

The following Fund(s) elected to defer to the fiscal year beginning October 1, 2017, late year ordinary losses:

Amount
Growth Opportunities Fund	$2,299,351
Small Cap Growth Equity Fund	745,905

Generally accepted accounting principles in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital.

Notes to Financial Statements (Continued)

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended September 30, 2017, was as follows:

	Ordinary Income	Long Term Capital Gain	Return of Capital
Total Return Bond Fund	$35,836,019	$7,729,193	$-
Strategic Bond Fund	8,131,516	-	-
Diversified Value Fund	7,672,128	14,168,894	-
Fundamental Value Fund	23,816,015	94,021,373	-
Large Cap Value Fund	4,409,973	8,864,511	-
S&P 500 Index Fund	72,088,668	146,554,593	-
Equity Opportunities Fund	14,051,492	8,245,802	-
Fundamental Growth Fund	1,001,849	13,148,193	-
Blue Chip Growth Fund	6,633,294	62,064,184	-
Growth Opportunities Fund	-	62,950,966	-
Mid-Cap Value Fund	4,045,028	-	-
Small Cap Value Equity Fund	1,466,472	10,007,111	-
Small Company Value Fund	3,554,644	1,313,919	-
S&P Mid Cap Index Fund	4,990,386	26,812,316	-
Russell 2000 Small Cap Index Fund	4,800,550	15,354,762	-
Mid Cap Growth Fund	3,423,772	156,527,626	-
Small Cap Growth Equity Fund	-	-	-
MSCI EAFE International Index Fund	12,208,403	4,414,354	-
Overseas Fund	13,171,210	-	-

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended September 30, 2016, was as follows:

	Ordinary Income	Long Term Capital Gain	Return of Capital
Total Return Bond Fund	$29,488,312	$1,042,786	$-
Strategic Bond Fund	7,802,659	-	-
Diversified Value Fund	4,692,444	-	-
Fundamental Value Fund	29,591,681	131,262,043	-
Large Cap Value Fund	7,972,411	25,017,422	-
S&P 500 Index® Fund	65,794,815	66,570,525	-
Equity Opportunities Fund	16,284,630	119,808,997	-
Fundamental Growth Fund	1,126,659	14,048,954	-
Blue Chip Growth Fund	21,224,134	221,601,768	-
Growth Opportunities Fund	-	110,424,886	-
Mid-Cap Value Fund	1,977,892	14,032,971	-
Small Cap Value Equity Fund	906,686	6,078,110	-
Small Company Value Fund	1,621,186	70,322,052	-
S&P Mid Cap Index Fund	4,950,383	10,489,519	-
Russell 2000 Small Cap Index Fund	4,309,399	5,349,070	-
Mid Cap Growth Equity Fund	8,107,780	209,287,226	-
Small Cap Growth Equity Fund	767,123	108,210,213	154,727
MSCI EAFE International Index Fund	9,425,297	719,575	-
Overseas Fund	9,767,695	-	-

Notes to Financial Statements (Continued)

The following Fund(s) have elected to pass through the foreign tax credit for the year ended September 30, 2017:

Amount
MSCI EAFE International Index Fund	$448,373
Overseas Fund	1,170,220

Capital accounts within the financial statements are periodically adjusted for permanent differences between book and tax accounting. These adjustments have no impact on net assets or the results of operations. Temporary book and tax accounting differences will reverse in subsequent periods. At September 30, 2017, temporary book and tax accounting differences were primarily attributable to investments in forward contracts, futures contracts, options contracts, swap agreements, premium amortization accruals, passive foreign investment companies, non-taxable dividends basis adjustments, hybrid income accruals, partnership basis adjustments, the deferral of wash sale losses, and deferred Trustee compensation.

At September 30, 2017, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gain (Capital Loss Carryover)	Other Temporary Differences	Unrealized Appreciation (Depreciation)
Total Return Bond Fund	$16,310,489	$(10,323,478)	$(220,980)	$(1,083,042)
Strategic Bond Fund	7,966,435	33,128	(530,201)	6,800,582
Diversified Value Fund	6,585,511	63,156,074	(80,108)	30,232,259
Fundamental Value Fund	19,313,821	88,124,401	(270,633)	319,507,564
Large Cap Value Fund	3,436,806	6,853,468	(141,418)	23,176,664
S&P 500 Index Fund	48,901,292	546,584,457	(588,607)	1,341,820,915
Equity Opportunities Fund	73,012,922	134,878,272	(166,299)	47,140,007
Fundamental Growth Fund	1,339,392	8,135,906	(20,535)	25,740,785
Blue Chip Growth Fund	4,006,781	81,009,178	(244,999)	662,592,192
Growth Opportunities Fund	-	97,804,384	(2,439,365)	225,665,462
Mid-Cap Value Fund	6,848,341	4,888,698	(28,841)	7,753,290
Small Cap Value Equity Fund	1,130,990	19,187,493	(29,269)	43,782,957
Small Company Value Fund	8,222,378	31,374,694	(102,381)	43,351,176
S&P Mid Cap Index Fund	6,078,370	20,983,480	(30,399)	43,308,711
Russell 2000 Small Cap Index Fund	6,694,601	19,435,536	(23,823)	34,107,128
Mid Cap Growth Fund	24,390,313	281,688,166	(435,056)	997,664,641
Small Cap Growth Equity Fund	-	22,793,703	(898,947)	86,515,941
MSCI EAFE International Index Fund	6,945,952	2,096,221	(32,268)	21,643,456
Overseas Fund	11,262,015	-	(147,609)	86,868,710

During the year ended September 30, 2017, the following amounts were reclassified due to permanent differences between book and tax accounting:

	Paid-in Capital	Accumulated Net Realized Gain (Loss) on Investments	Undistributed Net Investment Income (Loss)
Total Return Bond Fund	$845	$(3,813,437)	$3,812,592
Strategic Bond Fund	184	(614,230)	614,046
Diversified Value Fund	303	143,706	(144,009)
Fundamental Value Fund	1,018	1,097,317	(1,098,335)
Large Cap Value Fund	126,616	(28,729)	(97,887)
S&P 500 Index Fund	(2,892,401)	795,547	2,096,854
Equity Opportunities Fund	632	(68,341)	67,709

Notes to Financial Statements (Continued)

	Paid-in Capital	Accumulated Net Realized Gain (Loss) on Investments	Undistributed Net Investment Income (Loss)
Fundamental Growth Fund	$(282,770)	$298,977	$(16,207)
Blue Chip Growth Fund	340,607	(2,573,707)	2,233,100
Growth Opportunities Fund	(983,592)	(1,358,098)	2,341,690
Mid-Cap Value Fund	86	112,863	(112,949)
Small Cap Value Equity Fund	106	100	(206)
Small Company Value Fund	402	(16,237)	15,835
S&P Mid Cap Index Fund	93	(105,367)	105,274
Russell 2000 Small Cap Index Fund	74	13,770	(13,844)
Mid Cap Growth Fund	1,463	(4,380,178)	4,378,715
Small Cap Growth Equity Fund	(1,162,699)	504,733	657,966
MSCI EAFE International Index Fund	112	(593,542)	593,430
Overseas Fund	(19,101,092)	18,263,874	837,218

The Funds did not have any unrecognized tax benefits at September 30, 2017, nor were there any increases or decreases in unrecognized tax benefits for the year then ended. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statements of Operations. During the year ended September 30, 2017, the Funds did not incur any such interest or penalties. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years. Foreign taxes are provided for based on the Funds’ understanding of the tax rules and rates that exist in the foreign markets in which they invest.

7.	Indemnifications

Under the Funds’ organizational documents, current and former Trustees and Officers are provided with specified rights to indemnification against liabilities arising in connection with the performance of their duties to the Funds, and shareholders are indemnified against personal liability for obligations of the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

8.	New Accounting Pronouncements

In October 2016, the Securities and Exchange Commission (“SEC”) released its Final Rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduces two new regulatory reporting forms for investment companies — Form N-PORT and Form N-CEN — also contains amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments, for all reporting periods ending after August 1, 2017. Management is still evaluating the impact of the Rule; however, the Funds have adopted the Rule’s Regulation S-X amendments and the Funds’ financial statements are in compliance with those amendments.

In March 2017, FASB issued Accounting Standards Update 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”). For entities that hold callable debt securities at a premium, ASU 2017-08 requires that the premium be amortized to the earliest call date. ASU 2017-08 would first be effective for fiscal years beginning after December 15, 2018, and interim periods within those fiscal years. Management is still evaluating the potential impact of ASU 2017-08 but believes that adoption of ASU 2017-08 will not have a material effect on each Fund’s financial position or its results of operations.

9.	Legal Proceedings

On December 7, 2010, the Trust was named as a defendant and putative member of the proposed defendant class of shareholders named in an adversary proceeding brought by The Official Committee of Unsecured Creditors of Tribune Company (the “Official Committee”) in the U.S. Bankruptcy Court for the District of Delaware, in connection with Tribune Company’s Chapter 11

Notes to Financial Statements (Continued)

bankruptcy proceeding (In re Tribune Company). The proceeding relates to a leveraged buyout (“LBO”) transaction by which Tribune Company converted to a privately-held company in 2007, and the putative defendant class is comprised of beneficial owners of shares of Tribune Company who received proceeds (the “Proceeds”) of the LBO. The Official Committee seeks to recover payments of those Proceeds.

The potential amounts sought to be recovered from the Diversified Value Fund and S&P 500 Index Fund, plus interest and the Official Committee’s court costs, are approximately $1,621,800 and $1,186,430, respectively.

In addition, on June 2, 2011, the Diversified Value Fund and S&P 500 Index Fund were named as defendants in a closely related, parallel adversary proceeding brought in connection with the Tribune Company’s LBO by Deutsche Bank Trust Company Americas, in its capacity as successor indenture trustee for a certain series of Senior Notes, Law Debenture Trust Company of New York, in its capacity as successor indenture trustee for a certain series of Senior Notes, and Wilmington Trust Company, in its capacity as successor indenture trustee for the PHONES Notes (together, the “Plaintiffs”), in the United States District Court for the District of Massachusetts. The Plaintiffs also seek to recover payments of the Proceeds.

The Funds cannot predict the outcome of these proceedings. Accordingly, the Funds have not accrued any amounts related to these proceedings. If the proceedings were to be decided in a manner adverse to the Funds, or if the Funds were to enter into a settlement agreement with the Official Committee or the Plaintiffs, as applicable, the payment of such judgment or settlement could potentially have a material adverse effect on the Funds’ net asset values depending on the net assets of each applicable Fund at the time of such judgment or settlement.

10.	Upcoming Fund Merger

The Trustees have approved the reorganization of the Large Cap Value Fund into the Diversified Value Fund. The reorganization is subject to approval by MassMutual, in its capacity as the majority shareholder of the Large Cap Value Fund. MassMutual anticipates approving the reorganization by written consent in January 2018. No assurance can be given that the reorganization will occur. Under the terms of the proposed Agreement and Plan of Reorganization, the Large Cap Value Fund’s assets and liabilities would be transferred to the Diversified Value Fund in return for shares of the Diversified Value Fund. Those shares would be distributed pro rata to shareholders of the Large Cap Value Fund in exchange for their Fund shares. Shareholders of the Large Cap Value Fund would thus become shareholders of the Diversified Value Fund and would receive shares of the Diversified Value Fund with a value equal to their shares of the Large Cap Value Fund at the time of the reorganization. The reorganization is expected to be a tax-free event for federal income tax purposes.

11.	Subsequent Events

In preparation of these financial statements, management has evaluated the events and transactions subsequent to September 30, 2017, through the date when the financial statements were issued, and determined that there are no subsequent events or transactions that would require adjustments to or disclosures in the Funds’ financial statements other than those disclosed below.

Effective October 12, 2017, Barrow, Hanley, Mewhinney & Strauss LLC was added as a co-subadviser to the Fundamental Value Fund.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MassMutual Select Funds and Shareholders of MassMutual Select Total Return Bond Fund, MassMutual Select Strategic Bond Fund, MassMutual Select Diversified Value Fund, MassMutual Select Fundamental Value Fund, MassMutual Select Large Cap Value Fund, MM S&P 500® Index Fund, MassMutual Select Equity Opportunities Fund (formerly known as MassMutual Select Focused Value Fund), MassMutual Select Fundamental Growth Fund, MassMutual Select Blue Chip Growth Fund, MassMutual Select Growth Opportunities Fund, MassMutual Select Mid-Cap Value Fund, MassMutual Select Small Cap Value Equity Fund, MassMutual Select Small Company Value Fund, MM S&P® Mid Cap Index Fund, MM Russell 2000® Small Cap Index Fund, MassMutual Select Mid Cap Growth Fund (formerly known as MassMutual Select Mid Cap Growth Equity II Fund), MassMutual Select Small Cap Growth Equity Fund, MM MSCI EAFE® International Index Fund, and MassMutual Select Overseas Fund (collectively, the “Funds”):

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Funds as of September 30, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2017, by correspondence with the custodian, brokers and agent banks; where replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

November 22, 2017

Trustees and Officers (Unaudited)

The following table lists the Trust’s Trustees and Officers; their address and age; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in registered investment companies. The Trust’s Statement of Additional Information includes additional information about the Trust’s Trustees and is available, without charge, upon request by calling 1-888-309-3539 or by writing MassMutual Select Funds, c/o Massachusetts Mutual Life Insurance Company, 100 Bright Meadow Blvd., Enfield, Connecticut 06082-1981, Attention: MassMutual U.S. Product and Marketing.

Disinterested Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Allan W. Blair Age: 69	Trustee	Since 2003	Retired; President and Chief Executive Officer (1996-2014), Economic Development Council of Western Massachusetts (non-profit development company); President and Chief Executive Officer (1984-2014), Westover Metropolitan Development Corporation (quasi-public development company).	93	Trustee (since 2003), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Nabil N. El-Hage Age: 59	Trustee	Since 2012	Founder and sole member of PR Academy of Executive Education, LLC (since 2016); Chairman (2011-2016), Academy of Executive Education, LLC (predecessor to PR Academy of Executive Education, LLC).	93	Director (2011-2015), Argo Group International Holdings, Ltd. (underwriter of specialty insurance and reinsurance products); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2005), Chairman (2006-2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2003), Chairman (2006-2012), MassMutual Premier Funds (open-end investment company).

Maria D. Furman Age: 63	Trustee	Since 2012	Retired.	93	Trustee (since 2011), GMO Series Trust (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2005), MML Series Investment Fund II (open-end investment company); Trustee (since 2004), MassMutual Premier Funds (open-end investment company).

R. Alan Hunter, Jr. Age: 70	Chairperson Trustee	Since 2016 Since 2003	Retired.	93	Director (since 2007), Actuant Corporation (diversified industrial company); Chairperson (since 2016), Trustee (since 2003), MML Series Investment Fund (open-end investment company); Chairperson (since 2016), Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Chairperson (since 2016), Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Trustees and Officers (Unaudited) (Continued)

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
C. Ann Merrifield Age: 66	Trustee	Since 2012	Retired; President and Chief Executive Officer (2012-2014), PathoGenetix (genomics company).	93	Director (since 2015), Juniper Pharmaceuticals Inc. (specialty pharmaceutical company); Director (since 2014), Flexion Therapeutics (specialty pharmaceutical company); Director (since 2014), InVivo Therapeutics (research and clinical-stage biomaterials and biotechnology company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2005), MML Series Investment Fund II (open-end investment company); Trustee (since 2004), MassMutual Premier Funds (open-end investment company).

Susan B. Sweeney Age: 65	Trustee	Since 2009	Retired; Senior Vice President and Chief Investment Officer (2010-2014), Selective Insurance Group (property and casualty company).	95^	Trustee (since 2012), Barings Corporate Investors (closed-end investment company); Trustee (since 2012), Barings Participation Investors (closed-end investment company); Trustee (since 2009), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Interested Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Teresa Hassara^^ Age: 55	Trustee	Since 2017	Director (since 2017), MML Advisers; Head of Workplace Solutions (since 2017), MassMutual; President of Institutional Retirement (2009-2016), TIAA-CREF.	93	Trustee (since 2017), MML Series Investment Fund (open-end investment company); Trustee (since 2017), MML Series Investment Fund II (open-end investment company); Trustee (since 2017), MassMutual Premier Funds (open-end investment company).

Trustees and Officers (Unaudited) (Continued)

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Robert E. Joyal^^^ Age: 72	Trustee	Since 2003	Retired.	95^	Director (since 2013), Leucadia National Corporation (holding company); Director (since 2012), Ormat Technologies, Inc. (provider of alternative and renewable energy technology); Director (2006-2014), Jefferies Group LLC (investment bank); Trustee (since 2003), Barings Corporate Investors (closed-end investment company); Trustee (since 2003), Barings Participation Investors (closed-end investment company); Trustee (since 2003), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Principal Officers who are Not Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Joseph Fallon Age: 42	Vice President Assistant Vice President	Since 2017 2015- 2017	Investment Director (since 2014), MML Advisers; Head of Investment Consulting & Strategy (since 2017), Investment Director (2006-2017), MassMutual; Vice President (since 2017), Assistant Vice President (2015-2017), MML Series Investment Fund (open-end investment company); Vice President (since 2017), Assistant Vice President (2015-2017), MML Series Investment Fund II (open-end investment company); Vice President (since 2017), Assistant Vice President (2015-2017), MassMutual Premier Funds (open-end investment company);	93

Andrew M. Goldberg Age: 51	Vice President, Secretary, and Chief Legal Officer Assistant Secretary	Since 2008 2001- 2008	Assistant Vice President and Counsel (since 2004), MassMutual; Secretary (since 2015), Assistant Secretary (2013-2015), MML Advisers; Vice President, Secretary, and Chief Legal Officer (since 2008), Assistant Secretary (2001-2008), MML Series Investment Fund (open-end investment company); Vice President, Secretary (formerly known as “Clerk”), and Chief Legal Officer (since 2008), Assistant Clerk (2005-2008), MML Series Investment Fund II (open-end investment company); Vice President, Secretary (formerly known as “Clerk”), and Chief Legal Officer (since 2008), Assistant Clerk (2004-2008), MassMutual Premier Funds (open-end investment company).	93

Renee Hitchcock Age: 46	Chief Financial Officer and Treasurer Assistant Treasurer	Since 2016 2007- 2016	Assistant Vice President (since 2015), Director (2007-2015), MassMutual; Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MML Series Investment Fund (open-end investment company); Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MML Series Investment Fund II (open-end investment company); Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MassMutual Premier Funds (open-end investment company).	93

Jill Nareau Robert Age: 45	Vice President and Assistant Secretary Assistant Secretary	Since 2017 2008- 2017	Assistant Vice President and Counsel (since 2009), MassMutual; Assistant Secretary (since 2015), MML Advisers; Vice President and Assistant Secretary (since 2017), Assistant Secretary (2008-2017), MML Series Investment Fund (open-end investment company); Vice President and Assistant Secretary (since 2017), Assistant Secretary (formerly known as “Assistant Clerk”) (2008-2017), MML Series Investment Fund II (open-end investment company); Vice President and Assistant Secretary (since 2017), Assistant Secretary (formerly known as “Assistant Clerk”) (2008-2017), MassMutual Premier Funds (open-end investment company).	93

Trustees and Officers (Unaudited) (Continued)

Name, Address*, and Age	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Douglas Steele Age: 42	Vice President	Since 2016	Vice President and Head of Investment Management (since 2017), Head of Investment Due Diligence (2016-2017), MML Advisers; Head of Investment Management (since 2017), Assistant Vice President (2013-2017), Investment Director (2005-2013), MassMutual; Vice President (since 2016), MML Series Investment Fund (open-end investment company); Vice President (since 2016), MML Series Investment Fund II (open-end investment company); Vice President (since 2016), MassMutual Premier Funds (open-end investment company).	93

Philip S. Wellman Age: 53	Vice President and Chief Compliance Officer	Since 2007

Vice President and Chief Compliance Officer (since 2013), MML Advisers; Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds) (since 2014), Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds and Investment Advisory) (2008-2014), MassMutual; Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment

Fund II (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MassMutual Premier Funds

(open-end investment company).

				93

Eric H. Wietsma Age: 51	President Vice President	Since 2008 2006- 2008	Director and President (since 2013), MML Advisers; Senior Vice President (since 2010), MassMutual; Vice President (since 2006), MML Series Investment Fund (open-end investment company); Vice President (since 2006), MML Series Investment Fund II (open-end investment company); President (since 2008), Vice President (2006-2008), MassMutual Premier Funds (open-end investment company).	93

Tina Wilson Age: 46	Vice President	Since 2016	Vice President and Head of Investments (since 2016), MML Advisers; Senior Vice President (since 2014), Vice President (2009-2014), MassMutual; President (since 2017), Vice President (2016-2017), MML Series Investment Fund (open-end investment company); President (since 2017), Vice President (2016-2017), MML Series Investment Fund II (open-end investment company); Vice President (since 2016), MassMutual Premier Funds (open-end investment company).	93

*	The address of each Trustee and Principal Officer is the same as that for the Trust; 100 Bright Meadow Blvd., Enfield, CT 06082-1981.

**	Each Trustee of the Trust serves until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor or until he or she dies, resigns, or is removed. Notwithstanding the foregoing, unless the Trustees determine that it is desirable and in the best interest of the Trust that an exception to the retirement policy of the Trust be made, a Trustee shall retire and cease to serve as a Trustee upon the conclusion of the calendar year in which such Trustee attains the age of seventy-five years, however, with the exception of Mr. Robert E. Joyal, an interested Trustee of the Trust shall no longer serve as a Trustee if or when they are no longer an employee of MassMutual or an affiliate.

The Chairperson is elected to hold such office for a term of three years or until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she retires, dies, resigns, is removed, or becomes disqualified. The Chairperson shall hold office at the pleasure of the Trustees.

^	Barings Participation Investors and Barings Corporate Investors are deemed to be a part of the Fund Complex, because they are managed by Barings LLC, an affiliate of MML Advisers.

^^	Ms. Hassara is an “Interested Person,” as that term is defined in the 1940 Act, as an employee of MassMutual.

^^^	Mr. Joyal is an Interested Person through his position as a director of Leucadia National Corporation, which controls Jefferies Group LLC, a broker-dealer that may execute portfolio transactions and/or engage in principal transactions with the Funds, other investment companies advised by MML Advisers or holding themselves out to investors as related companies for purposes of investment or investor services, or any other advisory accounts over which MML Advisers has brokerage placement discretion.

#	The President, Treasurer, and Secretary and such other officers as the Trustees may in their discretion from time to time elect are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she dies, resigns, is removed, or becomes disqualified. Each officer shall hold office at the pleasure of the Trustees.

Federal Tax Information (Unaudited)

For corporate shareholders, a portion of the ordinary dividends paid during the Fund(s)’ year ended September 30, 2017, qualified for the dividends received deduction, as follows:

Dividends Received Deductions
Diversified Value Fund	98.72%
Fundamental Value Fund	98.94%
Large Cap Value Fund	95.07%
S&P 500 Index Fund	100.00%
Equity Opportunities Fund	88.71%
Fundamental Growth Fund	100.00%
Blue Chip Growth Fund	100.00%
Mid-Cap Value Fund	46.85%
Small Cap Value Equity Fund	100.00%
Small Company Value Fund	72.37%
S&P Mid Cap Index Fund	61.50%
Russell 2000 Small Cap Index Fund	40.02%
Mid Cap Growth Fund	98.51%
Overseas Fund	1.20%

For the year ended September 30, 2017, the following Fund(s) earned the following foreign sources of income:

Amount
Overseas Fund	$17,567,920
MM MSCI EAFE® International Index Fund	6,658,263

Under Section 854(b)(2) of the Code, the Fund(s) hereby designate the following maximum amounts as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the year ended September 30, 2017:

Qualified Dividend Income
Diversified Value Fund	$8,286,695
Fundamental Value Fund	29,617,165
Large Cap Value Fund	4,638,902
S&P 500 Index Fund	72,151,593
Equity Opportunities Fund	19,296,472
Fundamental Growth Fund	2,069,463
Blue Chip Growth Fund	18,839,191
Growth Opportunities Fund	2,995,677
Mid-Cap Value Fund	2,173,209
Small Cap Value Equity Fund	2,355,309
Small Company Value Fund	2,906,233
S&P Mid Cap Index Fund	3,716,056
Russell 2000 Small Cap Index Fund	2,359,143
Mid Cap Growth Fund	25,205,495
Small Cap Growth Equity Fund	2,485,856
MSCI EAFE International Index Fund	6,119,289
Overseas Fund	13,485,938

Other Information (Unaudited)

Proxy Voting

A description of the policies and procedures that each Fund’s investment adviser and subadvisers use to vote proxies relating to the Fund’s portfolio securities is available, without charge, upon request, by calling 1-888-309-3539, and on the SEC’s EDGAR database on its website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, on the MassMutual website at http://www.massmutual.com/funds and on the SEC’s EDGAR database on its website at http://www.sec.gov.

Quarterly Reporting

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s EDGAR database on its website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Trustees’ Approval of Investment Advisory Contracts

At their meetings in May and June 2017, the Contract Committee (the “Committee”) and the Trustees, including the Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust, MML Advisers, or the subadvisers (the “Independent Trustees”), re-approved the existing advisory and subadvisory agreements (collectively, the “Contracts”) for each of the Total Return Bond Fund, Strategic Bond Fund, Diversified Value Fund, Fundamental Value Fund, Large Cap Value Fund, S&P 500 Index Fund, Equity Opportunities Fund, Fundamental Growth Fund, Blue Chip Growth Fund, Growth Opportunities Fund, Mid-Cap Value Fund, Small Cap Value Equity Fund, Small Company Value Fund, S&P Mid Cap Index Fund, Russell 2000 Small Cap Index Fund, Mid Cap Growth Fund, Small Cap Growth Equity Fund, MSCI EAFE International Index Fund, and Overseas Fund. In preparation for the meetings, the Trustees requested, and MML Advisers and the subadvisers provided in advance, certain materials relevant to the consideration of the Contracts (the “Meeting Materials”). In all of their deliberations, the Trustees were advised by independent counsel.

The Committee received in advance of the meetings (i) a memorandum from MML Advisers discussing the nature and quality of the services it provides as investment adviser to the Funds; (ii) a profitability analysis prepared by MML Advisers; and (iii) a fee and performance study report (the “Third-Party Report”) with respect to each Fund prepared by an independent third-party vendor (the “Third-Party”). The Third Party Report provided detailed comparative advisory fee, total expense, and performance information for each Fund to assist the Committee in its evaluation of the Contracts. The Committee also considered information presented to it throughout the year regarding MML Advisers and each of the subadvisers.

The Committee considered the nature, scope, and quality of services MML Advisers provides to the Funds, including: (i) the financial condition, stability, and business strategy of MML Advisers; (ii) the capabilities of MML Advisers with respect to regulatory compliance and its ability to monitor compliance with the investment policies of the Funds; (iii) MML Advisers’ ability to provide investment oversight and provide for administrative and shareholder services to the Funds; and (iv) the experience and qualifications of the personnel of MML Advisers that perform, or oversee the performance of, the services provided to the Funds, and the needs of the Funds for administrative and shareholder services.

The Committee then reviewed and considered, for each Fund separately, the detailed information presented in the Third-Party Report regarding: (i) Fund expenses, including, among other things, both the Fund’s advisory fee and total net expense ratio against peer funds; and (ii) the Fund’s relative performance (over various time periods against peer funds and a benchmark index). In connection with the Committee’s review, MML Advisers provided commentary and analysis regarding each Fund’s performance and expenses. The Committee also noted that it had received in the Meeting Materials or during the course of the past year: (i) detailed information regarding MML Advisers’ ability to provide investment oversight and provide for administrative and shareholder services to the Funds; and (ii) a wide range of information about each subadviser and its personnel with responsibility for providing services to the respective Fund and the fees payable to each subadviser by MML Advisers. MML Advisers reviewed with the Committee in detail the work MML Advisers does in its oversight roles, the expertise it brings to these roles, the size of its teams, and the financial commitment it has made to provide those services. Throughout the discussion, MML Advisers responded to Committee members’ questions and provided additional information concerning each Fund.

Other Information (Unaudited) (Continued)

The Committee reviewed the expense and performance information for each Fund. (References to any one- or three-year period below are to periods ended December 31, 2016. In all cases, the comparative expense information is that of a Fund’s “peer group” and the comparative performance information is that of a Fund’s “performance category.”)

The Committee considered that, in the case of four of the Funds, total net expense information showed the Funds to be in the first quartile of their peer groups (least expensive), and performance information showed the Funds to have had first or second quartile investment performance in their performance categories for the most recent one- and three-year periods. These Funds included the Small Cap Value Equity Fund, Fundamental Growth Fund, S&P 500 Index Fund, and S&P Mid Cap Index Fund. The Committee also considered that the Equity Opportunities Fund, Overseas Fund, and Mid-Cap Value Fund each had total net expenses in the first or second quartile, and had performance that improved from the three-year period to the one-year period from the third comparative quartile to the first or second comparative quartile. The Committee determined that further inquiry was not required in light of the improvement in each Fund’s performance.

The Committee noted that each of the Blue Chip Growth Fund and Mid Cap Growth Fund had total net expenses in the first comparative quartile (5th and 12th percentiles, respectively) and had achieved performance for the three-year period in the first comparative quartile (25th and 6th percentiles, respectively). They considered that each Fund had experienced one-year performance in the third comparative quartile, but at levels that MML Advisers did not consider to call into question the longer-term performance of the Funds (54th and 51st percentiles, respectively). The Committee considered that the Strategic Bond Fund had achieved first decile performance (6th percentile) for the three-year period and first comparative quartile performance (14th percentile) for the one-year period. They considered that the Fund’s expenses and net advisory fee were both in the third comparative quartile (53rd and 64th percentiles, respectively) but in each case one basis point above the peer group median. The Committee determined that further inquiry was not required in light of the each Fund’s performance and expenses relative to their peers.

As to the Russell 2000 Small Cap Index Fund, the Committee considered that the Fund had total net expenses and net advisory fees in the third comparative quartile (58th percentile in each case). The Committee considered MML Advisers’ statement that the net advisory fee is only one basis point above the Fund’s peer median, and that the Fund’s total net expenses are three basis points above the peer median, in part because of the relatively small size, and limited scale, of the Fund. The Committee noted that the Fund had experienced performance in the third comparative quartile for the one- and three-year periods (56th and 64th percentiles, respectively). The Committee considered MML Advisers’ statements that the Fund’s comparative performance is driven substantially by expense levels, and that the Fund’s peers include a number of very large index funds with correspondingly low expenses.

The Committee considered the remaining Funds which had total net expenses in the first or second comparative quartile, but experienced one- or three-year performance in the third or fourth comparative quartile (with the exception of the MSCI EAFE International Index Fund, which had second comparative quartile performance for the three-year period).

•	Diversified Value Fund – The Committee considered that the Fund had total net expenses in the first comparative quartile (11th percentile) and net advisory fees in the second comparative quartile (32nd percentile). The Committee considered that the Fund had experienced three-year comparative performance in the 51st comparative percentile, although one year performance was at the 70th comparative percentile. The Committee considered MML Advisers’ statement that, although the Fund underperformed during 2016 as did many value strategies, the Fund outperformed in the prior five years.

•	Small Cap Growth Equity Fund – The Committee noted that the Fund’s total net expenses are in the first comparative quartile (7th percentile) and its net advisory fee is in the third comparative quartile (54th percentile), three basis points above median. The Committee considered that the Fund has experienced one- and three-year performance in the third comparative quartile (73rd and 59th percentiles, respectively). The Committee considered MML Advisers’ view that recent underperformance has been driven for the most part by broad market and industry factors rather than by factors specific to individual companies, as recent markets have been especially difficult for fundamentally-oriented managers in the small-cap growth space. The Committee considered MML Advisers’ statements that the number of the Fund’s portfolio managers was reduced to three in 2015, and that the MML Advisers is confident that the Fund will benefit from the current combination of subadvisers over the long term.

•

Fundamental Value Fund – The Committee considered that the Fund’s total net expenses are in the first comparative quartile (10th percentile) and its net advisory fee is in the second comparative quartile (30th percentile), and that the Fund has experienced performance in the third comparative quartile in the one- and three-year periods (64th and 53rd percentiles, respectively). The Committee considered MML Advisers’ statements that, although the Fund underperformed in 2016 due to stock selection, the

Other Information (Unaudited) (Continued)

Fund had top-half results in each of the prior two years, and that MML Advisers is confident in the ability of the subadviser to provide favorable performance over the long term.

•	Growth Opportunities Fund – The Committee noted that the Fund’s total net expense ratio was in the first comparative quartile (25th percentile), and its net advisory fee was in the second comparative quartile (45th percentile). The Committee considered that the Fund had experienced performance in the fourth comparative quartile for the three-year period (93rd percentile) and for the one-year period (98th percentile). The Committee considered MML Advisers’ statements that the underperformance was almost entirely due to the Fund’s performance in the one-year period. The Committee considered MML Advisers’ statement that, although the Fund is on Under Review status due to its performance, the MML Advisers remains committed to the Funds’ subadvisers in light of their long-term performance record for the Fund.

•	Large Cap Value Fund – The Committee considered that the Fund’s total net expenses and net advisory fees were in the first comparative quartile (6th and 17th percentiles, respectively). The Committee considered that the Fund had experienced performance in the fourth comparative quartile for the three-year period (91st percentile), and in the third comparative quartile for the one-year period (75th percentile). The Committee considered MML Advisers’ recommendation that the advisory agreements be continued in light of the Fund’s expense levels, as well as MML Advisers’ statement that it expected to present a proposal to the Trustees at a future meeting to take action with respect to the Fund, likely to merge or close the Fund.

•	Total Return Bond Fund – The Committee noted that the Fund’s total net expenses were in the first comparative quartile (1st percentile) and its net advisory fee was in the second comparative quartile (35th percentile). The Committee considered that the Fund had experienced third and fourth quartile comparative performance, respectively, for the one- and three-year periods (59th and 76th percentiles, respectively). The Committee considered MML Advisers’ statement that much of the Fund’s underperformance was due to the Fund’s prior subadviser (which managed the Fund until October 2014), and that it has high conviction in the current subadviser’s team, process, and long-term performance.

•	Small Company Value Fund – The Committee considered that the Fund has total net expenses and net advisory fees in the second comparative quartile (36th and 48th percentiles, respectively). The Committee considered that the Fund experienced third quartile comparative performance for the one- and three-year periods (57th and 59th percentiles, respectively). The Committee considered MML Advisers’ statement that the Fund has underperformed in part due to the adverse effect of its “low beta” strategy under recent market conditions. The Committee considered MML Advisers’ statements that the replacement of one of the Fund’s subadvisers in 2015 and changes in some of the Fund’s portfolio management personnel appear beneficial to the Fund and that MML Advisers is confident in the ability of the current subadvisory combination to produce attractive performance over the long term.

•	MM MSCI EAFE International Index Fund – The Committee considered that the Fund’s total net expenses and net advisory fee are in the second comparative quartile (43rd percentile in each case). The Committee considered MML Advisers’ statement that, although the Fund underperformed during the one-year period (57th percentile), its three-year performance is in the second comparative quartile (43rd percentile).

The Committee also reviewed and considered information included in the Meeting Materials, or discussed at the meeting, concerning economies of scale and the profitability of MML Advisers’ advisory relationship with the various Funds, including: (i) a description of the revenue (including advisory fees and administrative and shareholder services fees, as applicable) and expense allocation methodology employed by MML Advisers; and (ii) profitability information for each individual Fund. The discussions included consideration of the intangible benefits derived by MML Advisers and its affiliates resulting from their relationships with the Funds and the so-called “fallout benefits” to MML Advisers, such as any reputational value derived from serving as investment adviser to the Funds, and benefits accruing to subadvisers due to so-called “soft-dollar arrangements.”

Prior to the votes being taken to approve the Contracts, the Committee met separately in executive session to discuss the appropriateness of such contracts. The Committee weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Committee did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

As to each of the Funds, the Committee concluded that: (i) overall, it was satisfied with the nature, extent, and quality of services provided, and expected to be provided in the future, under the Contracts, including the level of MML Advisers’ oversight of each Fund and the subadvisory process; (ii) MML Advisers’ levels of profitability from its relationship with the various Funds are not

Other Information (Unaudited) (Continued)

excessive and the advisory fees payable under the Contracts and each Fund’s total net expenses are fair and reasonable; (iii) the investment processes, research capabilities, and philosophies of the subadvisers generally appear well suited to the Funds, given their investment objectives and policies; (iv) either the relative or absolute performance of a Fund (in each case, taking into account the applicable investment strategy and risk profile of the Fund), or the steps MML Advisers has proposed in respect of the underperformance of a Fund, are sufficient to warrant continuation of the Contracts for each of the Funds; and (v) the terms of the Contracts are fair and reasonable with respect to each Fund and are in the best interests of each Fund’s shareholders.

At their meeting in September 2017, the Trustees, including the Independent Trustees, approved new subadvisory agreements with T. Rowe Price Associates, Inc. (“T. Rowe Price”) for the Diversified Value Fund and Barrow, Hanley, Mewhinney & Strauss, LLC (“Barrow Hanley”) for the Fundamental Value Fund (collectively, the “Funds” and the “New Subadvisory Agreements”). In preparation for the meeting, the Trustees requested, and MML Advisers provided in advance, certain materials relevant to the consideration of the New Subadvisory Agreements. In all of their deliberations, the Trustees were advised by independent counsel.

In reviewing the New Subadvisory Agreements, the Independent Trustees discussed with MML Advisers and considered a wide range of information about, among other things: (i) each subadviser and its respective personnel with responsibilities for providing services to the Funds; (ii) the terms of each New Subadvisory Agreement; (iii) the scope and quality of services that each subadviser will provide under each New Subadvisory Agreement; (iv) the historical investment performance track record of the subadvisers with respect each Fund, as applicable; and (v) the fees payable to the subadvisers by MML Advisers for the each Fund, as applicable, and the effect of such fees on the profitability to MML Advisers.

Based on the foregoing, the Trustees concluded that: (i) overall, they were satisfied with the nature, extent, and quality of services expected to be provided under the New Subadvisory Agreements; (ii) MML Advisers’ projected levels of profitability due to the New Subadvisory Agreements were not excessive and the subadvisory fee amounts under the New Subadvisory Agreements are fair and reasonable; (iii) the investment processes, research capabilities, and philosophies of T. Rowe Price and Barrow Hanley appear well suited to the Diversified Value Fund and Fundamental Value Fund, respectively, given their investment objectives and policies; and (iv) the terms of the New Subadvisory Agreements are fair and reasonable with respect to each such Fund and are in the best interests of each such Fund’s shareholders. After carefully considering the information summarized above, the Trustees, including the Independent Trustees voting separately, unanimously voted to approve the New Subadvisory Agreements.

The New Subadvisory Agreements for the Diversified Value Fund and Fundamental Value Fund became effective on September 21, 2017 and October 12, 2017, respectively.

Also at their meeting in September 2017, the Trustees, including the Independent Trustees, reviewed and approved proposals to make changes to the existing subadvisory agreements between MML Advisers and each of Brandywine Global Investment Management, LLC for the Diversified Value Fund, Jackson Square Partners, LLC for the Growth Opportunities Fund, Massachusetts Financial Services Company (“MFS”) for the Overseas Fund, T. Rowe Price for the Blue Chip Growth Fund and Equity Opportunities Fund, and Wellington Management Company LLP for the Fundamental Value Fund and Fundamental Growth Fund in order to lower fees or, with respect to the Equity Opportunities Fund, to clarify the calculation of fees. In arriving at their decision, the Trustees discussed the fees payable to each subadviser on behalf of the applicable Fund by MML Advisers and the effect of such fees on the profitability to MML Advisers. The Trustees concluded that they were satisfied that MML Advisers’ projected level of profitability due to the amended subadvisory agreements (the “Amended Agreements”) was not excessive and the subadvisory fee amount under each Amended Agreement was fair and reasonable. In their deliberations, the Trustees were advised by independent counsel.

The existing subadvisory agreement between MML Advisers and MFS for the Overseas Fund was also amended to clarify its terms with respect to foreign currency transactions.

The Amended Agreements became effective on October 1, 2017.

Prior to the votes being taken to approve the New Subadvisory Agreements and Amended Agreements discussed above, the Independent Trustees met separately in executive session to discuss the appropriateness of the contracts. The Independent Trustees weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Trustees, including the Independent Trustees, did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

Other Information (Unaudited) (Continued)

Fund Expenses September 30, 2017

Expense Examples:

The following information is in regards to expenses for the six months ended September 30, 2017:

As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemptions; and (2) ongoing costs, including advisory fees, distribution and/or service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested for the six months ended September 30, 2017.

Actual Expenses:

The first four columns of the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Operating Expenses Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:

The last two columns of the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the last two columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Total Return Bond Fund
Class I	$1,000	0.35%	$1,021.50	$1.77	$1,023.30	$1.78
Class R5	1,000	0.45%	1,020.50	2.28	1,022.80	2.28
Service Class	1,000	0.55%	1,020.40	2.79	1,022.30	2.79
Administrative Class	1,000	0.65%	1,019.50	3.29	1,021.80	3.29
Class A	1,000	0.90%	1,018.50	4.55	1,020.60	4.56
Class R4	1,000	0.80%	1,018.30	4.05	1,021.10	4.05
Class R3	1,000	1.05%	1,017.50	5.31	1,019.80	5.32
Strategic Bond Fund
Class I	1,000	0.48%	1,035.00	2.45	1,022.70	2.43
Class R5	1,000	0.58%	1,034.00	2.96	1,022.20	2.94
Service Class	1,000	0.68%	1,033.00	3.47	1,021.70	3.45
Administrative Class	1,000	0.78%	1,033.10	3.98	1,021.20	3.95
Class A	1,000	1.03%	1,031.20	5.24	1,019.90	5.22
Class R4	1,000	0.93%	1,032.30	4.74	1,020.40	4.71
Class R3	1,000	1.18%	1,030.60	6.01	1,019.20	5.97

Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Diversified Value Fund
Class I	$1,000	0.58%	$1,063.10	$3.00	$1,022.20	$2.94
Class R5	1,000	0.69%	1,063.00	3.57	1,021.60	3.50
Service Class	1,000	0.79%	1,062.40	4.08	1,021.10	4.00
Administrative Class	1,000	0.88%	1,062.10	4.55	1,020.70	4.46
Class A	1,000	1.14%	1,060.50	5.89	1,019.40	5.77
Class R4	1,000	1.04%	1,060.90	5.37	1,019.90	5.27
Class R3	1,000	1.29%	1,059.40	6.66	1,018.60	6.53
Fundamental Value Fund
Class I	1,000	0.64%	1,051.70	3.29	1,021.90	3.24
Class R5	1,000	0.74%	1,051.50	3.81	1,021.40	3.75
Service Class	1,000	0.84%	1,050.90	4.32	1,020.90	4.26
Administrative Class	1,000	0.94%	1,049.80	4.83	1,020.40	4.76
Class A	1,000	1.19%	1,049.60	6.11	1,019.10	6.02
Class R4	1,000	1.09%	1,049.30	5.60	1,019.60	5.52
Class R3	1,000	1.34%	1,047.80	6.88	1,018.40	6.78
Large Cap Value Fund
Class I	1,000	0.63%	1,081.80	3.29	1,021.90	3.19
Class R5	1,000	0.73%	1,080.20	3.81	1,021.40	3.70
Service Class	1,000	0.83%	1,081.20	4.33	1,020.90	4.20
Administrative Class	1,000	0.93%	1,079.10	4.85	1,020.40	4.71
Class A	1,000	1.18%	1,079.30	6.15	1,019.20	5.97
Class R4	1,000	1.08%	1,078.60	5.63	1,019.70	5.47
Class R3	1,000	1.33%	1,078.30	6.93	1,018.40	6.73
S&P 500 Index Fund
Class I	1,000	0.13%	1,076.30	0.68	1,024.40	0.66
Class R5	1,000	0.23%	1,076.10	1.20	1,023.90	1.17
Service Class	1,000	0.38%	1,075.00	1.98	1,023.20	1.93
Administrative Class	1,000	0.48%	1,074.50	2.50	1,022.70	2.43
Class A	1,000	0.73%	1,073.50	3.79	1,021.40	3.70
Class R4	1,000	0.63%	1,073.70	3.28	1,021.90	3.19
Class R3	1,000	0.88%	1,072.50	4.57	1,020.70	4.46
Equity Opportunities Fund
Class I	1,000	0.74%	1,076.20	3.85	1,021.40	3.75
Class R5	1,000	0.84%	1,076.00	4.37	1,020.90	4.26
Service Class	1,000	0.94%	1,075.20	4.89	1,020.40	4.76
Administrative Class	1,000	1.04%	1,075.00	5.41	1,019.90	5.27
Class A	1,000	1.29%	1,073.00	6.70	1,018.60	6.53
Class R4	1,000	1.19%	1,074.20	6.19	1,019.10	6.02
Class R3	1,000	1.44%	1,072.60	7.48	1,017.80	7.28
Fundamental Growth Fund
Class I	1,000	0.70%	1,104.70	3.69	1,021.60	3.55
Class R5	1,000	0.80%	1,105.90	4.22	1,021.10	4.05
Service Class	1,000	0.90%	1,103.90	4.75	1,020.60	4.56
Administrative Class	1,000	1.00%	1,102.20	5.27	1,020.10	5.06
Class A	1,000	1.25%	1,102.40	6.59	1,018.80	6.33
Class R4	1,000	1.15%	1,101.90	6.06	1,019.30	5.82
Class R3	1,000	1.40%	1,101.50	7.38	1,018.00	7.08

Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Blue Chip Growth Fund
Class I	$1,000	0.65%	$1,154.70	$3.51	$1,021.80	$3.29
Class R5	1,000	0.75%	1,154.30	4.05	1,021.30	3.80
Service Class	1,000	0.85%	1,153.20	4.59	1,020.80	4.31
Administrative Class	1,000	0.95%	1,152.80	5.13	1,020.30	4.81
Class A	1,000	1.20%	1,151.60	6.47	1,019.10	6.07
Class R4	1,000	1.10%	1,151.80	5.93	1,019.60	5.57
Class R3	1,000	1.35%	1,150.70	7.28	1,018.30	6.83
Growth Opportunities Fund
Class I	1,000	0.74%	1,149.70	3.99	1,021.40	3.75
Class R5	1,000	0.84%	1,149.10	4.53	1,020.90	4.26
Service Class	1,000	0.94%	1,148.80	5.06	1,020.40	4.76
Administrative Class	1,000	1.04%	1,147.40	5.60	1,019.90	5.27
Class A	1,000	1.29%	1,146.00	6.94	1,018.60	6.53
Class R4	1,000	1.19%	1,146.40	6.40	1,019.10	6.02
Class R3	1,000	1.44%	1,145.90	7.75	1,017.80	7.28
Mid-Cap Value Fund
Class I	1,000	0.80%	1,037.50	4.09	1,021.10	4.05
Class R5	1,000	0.90%	1,036.60	4.59	1,020.60	4.56
Service Class	1,000	1.00%	1,036.70	5.11	1,020.10	5.06
Administrative Class	1,000	1.10%	1,035.60	5.61	1,019.60	5.57
Class A	1,000	1.35%	1,034.70	6.89	1,018.30	6.83
Class R4	1,000	1.25%	1,034.90	6.38	1,018.80	6.33
Class R3	1,000	1.50%	1,033.60	7.65	1,017.50	7.59
Small Cap Value Equity Fund
Class I	1,000	0.80%	1,043.90	4.10	1,021.10	4.05
Class R5	1,000	0.90%	1,043.30	4.61	1,020.60	4.56
Service Class	1,000	1.00%	1,043.20	5.12	1,020.10	5.06
Administrative Class	1,000	1.10%	1,042.90	5.63	1,019.60	5.57
Class A	1,000	1.35%	1,041.30	6.91	1,018.30	6.83
Class R4	1,000	1.25%	1,042.00	6.40	1,018.80	6.33
Class R3	1,000	1.50%	1,040.30	7.67	1,017.50	7.59
Small Company Value Fund
Class I	1,000	0.94%	1,065.80	4.87	1,020.40	4.76
Class R5	1,000	1.04%	1,064.70	5.38	1,019.90	5.27
Service Class	1,000	1.14%	1,064.20	5.90	1,019.40	5.77
Administrative Class	1,000	1.24%	1,063.60	6.41	1,018.90	6.28
Class A	1,000	1.49%	1,062.90	7.71	1,017.60	7.54
Class R4	1,000	1.39%	1,063.50	7.19	1,018.10	7.03
Class R3	1,000	1.64%	1,062.40	8.48	1,016.80	8.29
S&P Mid Cap Index Fund
Class I	1,000	0.17%	1,049.90	0.87	1,024.20	0.86
Class R5	1,000	0.27%	1,049.30	1.39	1,023.70	1.37
Service Class	1,000	0.42%	1,048.00	2.16	1,023.00	2.13
Administrative Class	1,000	0.52%	1,048.00	2.67	1,022.50	2.64
Class A	1,000	0.77%	1,046.60	3.95	1,021.20	3.90
Class R4	1,000	0.68%	1,047.50	3.49	1,021.70	3.45
Class R3	1,000	0.93%	1,046.20	4.77	1,020.40	4.71

Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Russell 2000 Small Cap Index Fund
Class I	$1,000	0.20%	$1,081.70	$1.04	$1,024.10	$1.01
Class R5	1,000	0.30%	1,081.80	1.57	1,023.60	1.52
Service Class	1,000	0.45%	1,080.80	2.35	1,022.80	2.28
Administrative Class	1,000	0.55%	1,079.90	2.87	1,022.30	2.79
Class A	1,000	0.80%	1,077.90	4.17	1,021.10	4.05
Class R4	1,000	0.70%	1,078.90	3.65	1,021.60	3.55
Class R3	1,000	0.95%	1,077.70	4.95	1,020.30	4.81
Mid Cap Growth Fund
Class I	1,000	0.72%	1,104.30	3.80	1,021.50	3.65
Class R5	1,000	0.82%	1,103.50	4.32	1,021.00	4.15
Service Class	1,000	0.92%	1,103.60	4.85	1,020.50	4.66
Administrative Class	1,000	1.02%	1,102.40	5.38	1,020.00	5.17
Class A	1,000	1.27%	1,101.50	6.69	1,018.70	6.43
Class R4	1,000	1.17%	1,102.20	6.17	1,019.20	5.92
Class R3	1,000	1.42%	1,100.70	7.48	1,017.90	7.18
Small Cap Growth Equity Fund
Class I	1,000	0.86%	1,103.00	4.53	1,020.80	4.36
Class R5	1,000	0.96%	1,101.90	5.06	1,020.30	4.86
Service Class	1,000	1.06%	1,101.70	5.58	1,019.80	5.37
Administrative Class	1,000	1.16%	1,101.10	6.11	1,019.30	5.87
Class A	1,000	1.41%	1,099.40	7.42	1,018.00	7.13
Class R4	1,000	1.31%	1,099.80	6.90	1,018.50	6.63
Class R3	1,000	1.56%	1,098.80	8.21	1,017.20	7.89
MSCI EAFE International Index Fund
Class I	1,000	0.25%	1,118.50	1.33	1,023.80	1.27
Class R5	1,000	0.35%	1,117.70	1.86	1,023.30	1.78
Service Class	1,000	0.50%	1,117.40	2.65	1,022.60	2.54
Administrative Class	1,000	0.60%	1,116.60	3.18	1,022.10	3.04
Class A	1,000	0.85%	1,115.10	4.51	1,020.80	4.31
Class R4	1,000	0.75%	1,115.70	3.98	1,021.30	3.80
Class R3	1,000	1.00%	1,115.20	5.30	1,020.10	5.06
Overseas Fund
Class I	1,000	0.94%	1,134.60	5.03	1,020.40	4.76
Class R5	1,000	1.04%	1,134.10	5.56	1,019.90	5.27
Service Class	1,000	1.14%	1,133.70	6.10	1,019.40	5.77
Administrative Class	1,000	1.24%	1,132.60	6.63	1,018.90	6.28
Class A	1,000	1.49%	1,131.90	7.96	1,017.60	7.54
Class R4	1,000	1.39%	1,132.80	7.43	1,018.10	7.03
Class R3	1,000	1.64%	1,131.60	8.76	1,016.80	8.29

*	Expenses are calculated using the annualized expense ratio for the six months ended September 30, 2017, multiplied by the average account value over the period, multiplied by 183 days in the period, divided by 365 days in the year, unless stated otherwise.

Underwriter: MML Distributors, LLC 100 Bright Meadow Blvd. Enfield, CT 06082-1981

© 2017 Massachusetts Mutual Life Insurance Company (MassMutual), Springfield, MA 01111-0001. All rights reserved. www.massmutual.com. Investment Adviser: MML Investment Advisers, LLC	RS-43523-00

MassMutual

Annual Report

MassMutual Select BlackRock Global Allocation Fund

September 30, 2017

This material must be preceded or accompanied by a current prospectus (or summary prospectus, if available) for MassMutual Select BlackRock Global Allocation Fund. Investors should consider the Fund’s investment objective, risks, and charges and expenses carefully before investing. This and other information about the investment company is available in the prospectus (or summary prospectus, if available). Read it carefully before investing.

MassMutual Select BlackRock Global Allocation Fund – President’s Letter to Shareholders (Unaudited)

To Our Shareholders

Eric Wietsma

“MassMutual believes that ever-changing market conditions have the potential to benefit individuals who maintain a long-term perspective on investing.”

September 30, 2017

Continued strength in U.S. markets benefits equity investors; global markets stabilize

I am pleased to present you with the MassMutual Select BlackRock Global Allocation Fund Annual Report, covering the year ended September 30, 2017 (the “fiscal year”). Domestic stocks enjoyed strong performance during the fiscal year, as investor sentiment was buoyed by campaign promises focused on tax reforms, infrastructure spending, health care reform, and the creation of American jobs. While the Trump administration and the Republican-led Congress struggled to turn campaign promises into policy realities, continued improving domestic economic data supported investor confidence during the fiscal year.

Foreign stocks also performed well for investors, as European markets stabilized significantly with Brexit concerns shifting to the actual details of executing Great Britain’s separation from the European Union. Asian markets also stabilized, even though geopolitical tensions in the region escalated due to China’s disputed expansion in the South China Sea, North Korea’s increased nuclear and missile arsenal, and lingering suspicions regarding Russia’s covert involvement in the American political process and its participation in Middle Eastern conflicts. Japan’s economic policies also appeared to be helping that country overcome its long-term economic challenges.

While equity markets added to an impressive string of consecutive quarters with positive results, investment-grade bond investors found it more difficult to generate satisfying returns during the period.

In MassMutual’s view, the ongoing uncertainties associated with investing in today’s markets validate the importance of taking a long-term perspective and not reacting to current events or short-term market changes. We also believe retirement investors who follow certain investment guidelines, such as the ones below, may increase their chances of reaching their retirement income goals.

Suggestions for retirement investors under any market conditions

Save as much as you can

There is no way to predict how the markets will perform. But you can control how often and how much you contribute to your retirement plan account. Contributing as much as you can and increasing your contribution level as often as possible may be one way to help you realize your retirement income goals.*

Invest in all market conditions

Many seasoned investors believe that retirement savers who can tolerate a market downturn have the potential to be rewarded by accumulating larger positions at more favorable prices (compared to those who do not invest during a down market). That’s why financial professionals often advise their clients to stay in the market, regardless of short-term results.

*	Systematic investing and asset allocation do not ensure a profit or protect against loss in a declining market. Systematic investing involves continuous investment in securities regardless of fluctuating price levels. Investors should consider their ability to continue investing through periods of low price levels.

(Continued)

1

MassMutual Select BlackRock Global Allocation Fund – President’s Letter to Shareholders (Unaudited) (Continued)

Retirement investors have time on their side

For most, saving and investing for retirement occurs over many decades. While most retirement investors may be familiar with market volatility, savvy investors know that adopting a long-term view of the markets can help them withstand all market conditions.

Monitor your asset allocation regularly – and diversify

Stocks, bonds, and short-term/money market investments typically (although not always) behave differently, depending on the economic and market environment. Each of these asset classes contains an even greater array of sub-categories, such as small-cap stocks, international stocks, and high-yield bonds. Many financial professionals believe that investors can take advantage of different opportunities in the market and reduce the risk of over-exposure to one or two poorly performing investment types by maintaining a retirement plan account that contains a mix of investment types and sub-categories.

Make informed choices and seek professional guidance

Many financial advisors suggest that retirement investors select an appropriate combination of investments that aligns with their retirement income goals. Doing so can help you withstand the inevitable ups and downs of the markets.

If you work with a financial professional, this may be an excellent time to contact him or her for assistance in assessing whether or not you:

•	may be saving enough for retirement based on your long-term needs;

•	are invested properly for all market conditions, based on your goals and objectives and where you are in your retirement planning journey; and

•	feel you are taking the right steps to help reduce your longevity risk, which is related to the possibility that you could “outlive” your retirement savings.

We’re people protecting people

MassMutual believes that nothing matters more than your safety and well-being. Our commitment has always been to help people financially protect their families and put themselves on the path to a more financially secure future. And that’s why we consistently encourage retirement investors to maintain a long-term view toward retirement investing, and avoid reacting to short-term market movements. We believe that ever-changing market conditions have the potential to benefit individuals who maintain a long-term perspective on investing. Thank you for your continued confidence in MassMutual.

Sincerely,

Eric Wietsma

President

The information provided is the opinion of MassMutual Funds Investment Management Group as of 10/1/17 and is subject to change without notice. It is not to be construed as tax, legal, or investment advice. Of course, past performance does not guarantee future results.

2

MassMutual Select BlackRock Global Allocation Fund – Economic and Market Overview (Unaudited)

September 30, 2017

Market Highlights

•	U.S. stock investors enjoyed strong performance during the fiscal year, bolstered by a rally which started after the November 2016 U.S. presidential election.

•	Data throughout the period pointed to sustained improvements in the global economic environment.

•	Foreign markets rebounded over the past 12 months, even though geopolitical turbulence increased in some regions.

•	The Federal Reserve Board (the “Fed”) raised short-term interest rates three times during the reporting period and introduced a plan to shrink its balance sheet beginning in 2017.

•	Investment-grade bond investors struggled to break even during this annual reporting cycle.

Market Environment

U.S. stock investors enjoyed strong performance during the fiscal year ended September 30, 2017, bolstered by a rally which started after the November 2016 U.S. presidential election. All major domestic stock indexes registered positive returns during the period, though returns varied widely across asset classes and investment styles.

Following the surprising election of Donald J. Trump as the 45th President of the United States, investor sentiment was buoyed by campaign promises focused on tax reforms, infrastructure spending, health care reform, and the creation of American jobs. While the Trump administration and the Republican-led Congress struggled to turn campaign promises into policy realities, investor sentiment remained high through the end of the reporting period.

Consecutive improved quarterly earnings reports fueled strong investor sentiment. For each quarterly reporting cycle of this fiscal year, the majority of American corporations reported earnings and sales that beat forecasts. While the market generally acknowledges that stock valuations are high by historical standards, strong earnings and sales results appear to justify ongoing investor participation in equity markets.

Continued improving domestic economic data also supported investor confidence over the past 12 months. In 2017, the scope of improved economic data expanded to include developed international markets. European markets stabilized significantly as Brexit concerns shifted to the actual details of executing Great Britain’s separation from the European Union (EU). Prime Minister Teresa May triggered Article 50 of the Lisbon Treaty (which outlines the process for EU members to withdraw from the EU) on March 29, 2017 – setting the time frame for Britain to officially leave the EU as no later than April 2019. Continued German economic strength, bolstered by Angela Merkel’s re-election in September 2017, added stability to EU and global markets. Emmanuel Macron’s resounding victory in France’s May 2017 presidential election seemed to stem the populist political tide that had added turbulence to EU markets.

Asian markets also stabilized, even though geopolitical tensions in the region escalated due to China’s disputed expansion in the South China Sea, North Korea’s increased nuclear and missile arsenal, and lingering suspicions regarding Russia’s covert involvement in the American political process and its participation in Middle Eastern conflicts. China’s central bank managed to successfully navigate concerns about production declines, real estate, currency pricing, and the growing Chinese middle class. Japan’s economic policies also appeared to be helping that country overcome its long-term economic challenges.

The Fed continued to exert influence on domestic and global markets during this annual reporting cycle, but generally improving economic conditions muted that influence compared to previous years. The Fed raised short-term interest rates three times during the fiscal year – in December 2016 and in March and June of 2017. After starting the reporting period at 0.50%, the short-term interest rate is now 1.25%. The most recent minutes from the Fed’s Federal Open Market Committee forecast one more rate hike in 2017 and the possibility of three additional increases in 2018. In addition, the Fed introduced plans to begin selling down its balance sheet, bringing to an end the era of Quantitative Easing (i.e., the Fed’s program of encouraging economic growth by purchasing government bonds). It is particularly interesting to note that in previous years, the mere threat of a rate hike added turbulence to markets. During this reporting period, Fed actions did not negatively disrupt markets.

3

MassMutual Select BlackRock Global Allocation Fund – Economic and Market Overview (Unaudited) (Continued)

During the one-year period ended September 30, 2017, the technology-focused NASDAQ Composite® Index rose 23.68%, the S&P 500® Index (S&P 500) of large-capitalization U.S. stocks gained 18.61%, the Dow Jones Industrial AverageSM grew 25.45%, and the Russell 2000® Index of small-capitalization stocks added 20.74%. Notably, this marks the second consecutive year these indexes logged double-digit returns. Domestic large-cap growth stocks outperformed for the reporting period, as the Russell 1000® Growth Index reported a 21.94% return.

In foreign markets, the MSCI EAFE® Index, a barometer for foreign stocks in developed markets, returned 19.10% for the fiscal year, more than doubling its return of 6.52% for the previous reporting year. Developing market companies also delivered another strong performance for the period, as the MSCI Emerging Markets Index, a measure of the performance of emerging stock markets throughout the world, rose 22.46%.*

Investment-grade bond investors struggled to break even this fiscal year, as the Bloomberg Barclays U.S. Aggregate Bond Index, a broad measure of the U.S. investment-grade bond markets, ended the period essentially where it started, advancing only 0.07%. Market yields generally rose during the final months of 2016 and accelerated following last November’s U.S. presidential election. Since bond prices typically fall during periods of rising interest rates, this was a particularly challenging period of time for the bond market.

Yield on the 2-year U.S. Treasury bond rose 0.70% due to market influences and Fed action, ending the reporting period at 1.47%. Yield on the 10-year Treasury bond rose 0.73% for the period, rising early on in the post-election period and declined modestly for the rest of the period to end at 2.33%. With equity markets returning double-digit growth for the second consecutive year, high-yield corporate bonds outperformed other fixed income investments, as the Bloomberg Barclays U.S. Corporate High-Yield Index, which measures the performance of fixed-rate, below-investment-grade debt securities from corporate sectors, delivered a return of 8.88%.*

With eight consecutive quarters of positive returns for the S&P 500 now in the history books – a feat seen only five times since 1928 – thoughtful investors are asking themselves how long this upward climb can continue. We remain convinced that a broadly diversified portfolio aligned to a long-term strategy is the retirement investor’s wisest course. When one side of the market enjoys outsized growth for a long period of time, portfolios may become overweight in one asset class. As we close out this fiscal year, it may be the right time to evaluate your portfolio to ensure that it matches your overall investment strategy and objectives.

The information provided is the opinion of MML Investment Advisers, LLC as of 10/1/17 and is subject to change without notice. It is not to be construed as tax, legal, or investment advice. Of course, past performance does not guarantee future results.

*	Indexes are unmanaged, do not incur fees or expenses and cannot be purchased directly for investment.

4

MassMutual Select BlackRock Global Allocation Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Select BlackRock Global Allocation Fund, and who is the Fund’s subadviser?

The Fund seeks long-term total return by investing in both equity and debt securities, including money market securities and other short-term debt obligations, of issuers located around the world, including emerging markets, without limitation on the percentage of assets the Fund can invest in a particular type of security. The Fund seeks to reduce volatility by allocating its assets broadly across markets, industries, and issuers and without geographic or market capitalization limits. The Fund’s subadviser is BlackRock Investment Management, LLC (BlackRock).

How did the Fund perform during the 12 months ended September 30, 2017?

The Fund’s Class R5 shares returned 10.83%, substantially underperforming the 19.22% return of the FTSE World Index (the “benchmark”), which measures the performance of the large-and mid-capitalization universe for developed and advanced emerging market segments. It is part of the FTSE Global Equity Index Series. Conversely, the Fund outperformed, by a wide margin, the -2.69% return of the Citigroup World Government Bond Index (WGBI), which measures the performance of fixed-rate, local currency, investment-grade sovereign bonds. The Fund outperformed the 10.16% return of the Custom Global Allocation Index, which comprises the S&P 500® Index, which measures the performance of 500 widely held stocks in the U.S. equity market; the FTSE World ex U.S. Index, an unmanaged, market-capitalization-weighted index representing the performance of the large and mid cap stocks from the Developed and Advanced Emerging segments of the FTSE Global Equity Index Series excluding the United States; the BofA Merrill Lynch Current 5-Year U.S. Treasury Index, an unmanaged index designed to track the total return of the current coupon five-year U.S. Treasury bond; and the Citigroup Non-U.S. Dollar World Government Bond Index, which measures the performance of fixed-rate, local currency, investment-grade sovereign bonds of all WGBI countries except the United States and is stated in U.S. dollar terms. The weightings of the component indexes are 36%, 24%, 24%, and 16%, respectively.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2017, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

The Fund is managed to be highly diversified and invests across multiple asset classes, regions, sectors, currencies, and individual securities, so the performance of any individual security will not typically have a particularly significant impact on the Fund’s overall return. Given the diversified composition of the Fund, the discussion below reflects the general themes impacting Fund performance over the period.

Within the fixed-income component of the Fund, exposure to commodity-related issues (specifically, precious metals) detracted from the Fund’s full-year returns. The Fund’s exposure to cash and cash equivalents also weighed on returns. An underweight to the fixed-income asset class, relative to the benchmark, had a positive impact on performance, as stocks outperformed bonds for the year.

Within the equity component of the Fund, stock selection and an underweight stake in the information technology sector weighed on returns. Conversely, an overweight allocation to Japan contributed to the Fund’s performance. From a sector perspective, stock selection in consumer discretionary, industrials, financials, utilities, and materials helped to drive the Fund’s full-year returns. Within consumer staples, an underweight and stock selection within the sector contributed. In the energy sector, stock selection proved positive for returns, although this was partially offset by an overweight allocation to this poorly performing sector. Over the 12-month period, the Fund’s cash position helped to mitigate portfolio volatility and served as a source of funds for new investments.

The Fund uses derivatives, which may include options, futures, swaps, and forward contracts both seek to enhance returns of the Fund and to hedge (or protect) against adverse movements in currency exchange rates, interest rates and movements in the securities markets. During the period, the Fund’s use of derivatives had a positive impact on the absolute performance of the Fund.

5

MassMutual Select BlackRock Global Allocation Fund – Portfolio Manager Report (Unaudited) (Continued)

Subadviser outlook

We believe that equities continue to offer the best prospects for total returns. Within the asset class, we favor developed markets outside of the U.S., notably Japan and Europe, although we believe that select sectors and industries within the U.S. remain attractive. Within fixed income, while the Fund remains underweight from a duration perspective globally, we increased our exposure to U.S. Treasuries and have moved to a modest overweight in U.S. duration. (Duration is a measure of a bond’s sensitivity to interest rates. The longer the duration, the greater the price impact on the bond or portfolio when interest rates rise or fall.) We view commodity-related securities as both a diversifier and a potential hedge against a prolonged low-growth regime.

MassMutual Select BlackRock Global Allocation Fund Largest Holdings (% of Net Assets) on 9/30/17

U.S. Treasury Note 1.625% 8/31/22	3.3%
U.S. Treasury Note 1.875% 7/31/22	3.3%
SPDR Gold Shares	3.2%
U.S. Treasury Note 1.750% 9/30/22	3.1%
U.S. Treasury Note 2.250% 8/15/27	2.9%
U.S. Treasury Inflation Index 0.125% 4/15/22	1.8%
Microsoft Corp.	1.6%
Australia Government Bond 5.750% 7/15/22	1.3%
U.S. Treasury Note 2.000% 9/30/24	1.3%
Apple, Inc.	1.0%

22.8%

MassMutual Select BlackRock Global Allocation Fund Portfolio Characteristics (% of Net Assets) on 9/30/17

Equities	57.3%
Bonds & Notes	34.0%
Mutual Funds	4.8%
Purchased Options	0.3%
Warrants	0.0%

Total Long-Term Investments	96.4%
Short-Term Investments and Other Assets and Liabilities	3.6%

Net Assets	100.0%

Equities Sold Short	(0.5)%

6

MassMutual Select BlackRock Global Allocation Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select BlackRock Global Allocation Fund Class R5, Service Class, Administrative Class, Class A, Class A (sales load deducted), the FTSE World Index, the Citigroup World Government Bond Index, and the Custom Global Allocation Index.

TOTAL RETURN	One Year 10/1/16 - 9/30/17	Five Year Average Annual 10/1/12 - 9/30/17	Since Inception Average Annual 12/1/09 - 9/30/17
Class R5	10.83%	6.21%	5.61%
Service Class	10.76%	6.13%	5.53%
Administrative Class	10.69%	6.01%	5.43%
Class A	10.42%	5.74%	5.12%
Class A (sales load deducted)*	4.07%	4.50%	4.33%
FTSE World Index#	19.22%	11.07%	9.70%
Citigroup World Government Bond Index	-2.69%	-0.43%	0.93%
Custom Global Allocation Index	10.16%	7.04%	7.22%

Hypothetical Investments in MassMutual Select BlackRock Global Allocation Fund Class I, Class R4, Class R3, the FTSE World Index, the Citigroup World Government Bond Index, and the Custom Global Allocation Index.

TOTAL RETURN	One Year 10/1/16 - 9/30/17	Since Inception Average Annual 4/1/14 - 9/30/17
Class I	10.99%	4.40%
Class R4	10.53%	3.90%
Class R3	10.23%	3.65%
FTSE World Index#	19.22%	7.75%
Citigroup World Government Bond Index	-2.69%	0.29%
Custom Global Allocation Index	10.16%	5.45%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

# Benchmark

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the FTSE World Index, the Citigroup World Government Bond Index, and the Custom Global Allocation Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these consolidated financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

7

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments

September 30, 2017

	Number of Shares	Value
EQUITIES — 57.3%

COMMON STOCK — 55.0%
Australia — 0.0%
The AGL Energy Ltd.	222	$4,081
BHP Billiton Ltd.	161	3,255
CSL Ltd.	20	2,103
Macquarie Group Ltd.	16	1,144
National Australia Bank Ltd.	255	6,335
Rio Tinto Ltd.	190	9,955
Scentre Group	173	535
Stockland	3,065	10,370
Telstra Corp. Ltd.	112	307
Woolworths Ltd.	297	5,885

		43,970

Belgium — 0.4%
Anheuser-Busch InBev SA/NV	21,173	2,530,736
UCB SA	15	1,069

		2,531,805

Bermuda — 0.5%
Axalta Coating Systems Ltd. (a)	63,609	1,839,572
Axis Capital Holdings Ltd.	1,176	67,397
Brilliance China Automotive Holdings Ltd.	208,000	559,061
CK Infrastructure Holdings Ltd.	22,000	189,711
Hongkong Land Holdings Ltd.	1,200	8,643
Jardine Matheson Holdings Ltd.	3,000	190,092

		2,854,476

Brazil — 0.2%
Azul SA (a)	50,502	1,386,280
Banco do Brasil SA	535	5,896
Banco Santander Brasil SA	215	1,876
JBS SA	1,906	5,115
Vale SA	157	1,580

		1,400,747

British Virgin Islands — 0.3%
Michael Kors Holdings Ltd. (a)	36,986	1,769,780

Canada — 0.4%
Agrium, Inc.	60	6,430
The Bank of Nova Scotia	219	14,076
Barrick Gold Corp.	311	5,005
Canadian Imperial Bank of Commerce	15	1,312
Canadian National Railway Co.	121	10,025
Canadian Pacific Railway Ltd.	31	5,207
Encana Corp.	183,984	2,167,332
Magna International, Inc.	230	12,275
Platinum Group Metals Ltd. (a)	107,503	44,076
Platinum Group Metals Ltd. (a)	21,313	8,882
Teck Resources Ltd.	483	10,169

	Number of Shares	Value
Thomson Reuters Corp.	265	$12,159
The Toronto-Dominion Bank	108	6,081

		2,303,029

Cayman Islands — 0.3%
Alibaba Group Holding Ltd. Sponsored ADR (a)	7,186	1,241,094
NetEase.com, Inc. ADR	47	12,399
Ocean Rig UDW, Inc. (a)	7,500	178,275
Vipshop Holdings Ltd. ADR (a)	44	387
Want Want China Holdings Ltd.	184,000	129,322
WH Group Ltd. (b) (c)	9,500	10,115

		1,571,592

China — 0.0%
Agricultural Bank of China Ltd. Class H	17,000	7,644
Bank of China Ltd. Class H	14,000	6,925
Bank of Communications Co. Ltd. Class H	3,000	2,195
China Construction Bank Corp. Class H	18,000	14,998
China Telecom Corp. Ltd. Class H	4,000	2,045
China Vanke Co. Ltd. Class H	800	2,635
Chongqing Changan Automobile Co. Ltd. Class H	600	795
Dongfeng Motor Group Co. Ltd. Class H	2,000	2,651
Industrial & Commercial Bank of China Ltd. Class H	11,000	8,217

		48,105

Czech Republic — 0.0%
CEZ AS	10,906	218,955

Denmark — 0.0%
AP Moeller — Maersk A/S Class B	6	11,399
AP Moller — Maersk A/S Class A	5	9,189
Danske Bank A/S	456	18,237
Novo Nordisk A/S Class B	60	2,881

		41,706

Finland — 0.3%
Nokia OYJ	318,683	1,913,736

France — 2.8%
AXA SA	48,517	1,467,764
BNP Paribas SA	74	5,971
Cie de Saint-Gobain	16,009	954,247
Cie Generale des Etablissements Michelin	6,266	915,778
Danone SA	56,952	4,468,551
Dassault Aviation SA	668	1,079,834
Engie	171	2,902
L’Oreal SA	21	4,462

The accompanying notes are an integral part of the consolidated financial statements.

8

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

	Number of Shares	Value
LVMH Moet Hennessy Louis Vuitton SE	18	$4,963
Orange SA	819	13,411
Safran SA	19,959	2,039,191
Sanofi	18,942	1,882,913
Societe Generale SA	61	3,569
Sodexo SA	7,623	951,593
TOTAL SA	25,135	1,351,845
TOTAL SA Sponsored ADR	959	51,326
Unibail-Rodamco SE	3,805	926,285
Vinci SA	9,435	896,755
Vivendi SA	68	1,722

		17,023,082

Germany — 2.0%
adidas AG	11	2,488
Allianz SE	62	13,920
BASF SE	106	11,280
Bayer AG	27,072	3,689,204
Deutsche Post AG	271	12,064
Deutsche Telekom AG	82,490	1,538,958
E.ON SE	751	8,500
Evonik Industries AG	21,732	776,580
Fresenius Medical Care AG & Co. KGaA	65	6,361
GEA Group AG	15,308	696,405
Innogy SE (b) (c)	79,722	3,548,041
SAP SE	208	22,787
Siemens AG	5,466	770,076
Vonovia SE	21,698	923,336

		12,020,000

Hong Kong — 0.7%
AIA Group Ltd.	200	1,483
China Mobile Ltd.	2,000	20,232
China Mobile Ltd. Sponsored ADR	3,784	191,357
China Resources Power Holdings Co. Ltd.	6,000	10,834
CLP Holdings Ltd.	23,000	235,925
CNOOC Ltd.	10,000	12,938
Hang Lung Properties Ltd.	45,000	106,944
HKT Trust & HKT Ltd.	133,000	161,948
I-CABLE Communications Ltd. (a)	22,228	740
Link REIT	27,500	223,124
Power Assets Holdings Ltd.	19,500	169,336
Sino Land Co. Ltd.	82,000	144,016
Sun Hung Kai Properties Ltd.	164,250	2,680,751
Swire Pacific Ltd. Class A	17,500	169,850
Swire Properties Ltd.	1,000	3,395
The Wharf Holdings Ltd.	29,000	258,466

		4,391,339

	Number of Shares	Value
India — 1.2%
Coal India Ltd.	47,315	$196,368
GAIL India Ltd.	532	3,420
Grasim Industries Ltd.	271	4,712
Hero MotoCorp Ltd.	3,863	224,279
Hindustan Petroleum Corp. Ltd.	348	2,292
Hindustan Unilever Ltd.	302	5,418
Indian Oil Corp. Ltd.	305	1,871
Infosys Ltd.	140,738	1,943,555
Kotak Mahindra Bank Ltd.	63,249	970,657
Maruti Suzuki India Ltd.	6,436	787,849
Oil & Natural Gas Corp. Ltd.	55,004	144,708
Reliance Industries Ltd.	188,370	2,257,625
State Bank of India	117,681	459,548
Tata Motors Ltd. (a)	1,018	3,490
Tata Motors Ltd. (a)	63	390
Tech Mahindra Ltd.	473	3,314
Vedanta Ltd.	782	3,778
Yes Bank Ltd.	73,110	391,113

		7,404,387

Indonesia — 0.1%
Siloam International Hospitals Tbk PT (a)	699,040	519,730

Ireland — 0.3%
Accenture PLC Class A	801	108,191
Eaton Corp. PLC	191	14,667
Ingersoll-Rand PLC	69	6,153
Medtronic PLC	2,262	175,916
Perrigo Co. PLC	16,970	1,436,510

		1,741,437

Israel — 0.0%
Check Point Software Technologies Ltd. (a)	22	2,508

Italy — 1.0%
Atlantia SpA	222	7,009
Ei Towers SpA	18,256	1,079,918
Enel SpA	252,409	1,519,952
Luxottica Group SpA	15,549	870,211
RAI Way SpA (b) (c)	124,181	670,737
Snam SpA	19,542	94,180
Telecom Italia SpA (a)	524,075	493,149
Telecom Italia SpA (a)	1,200,152	1,125,559
Telecom Italia SpA- RSP	55,521	41,789

		5,902,504

Japan — 7.9%
Aisin Seiki Co. Ltd.	13,840	729,572
Ajinomoto Co., Inc.	45,800	894,008
Alfresa Holdings Corp.	6,000	110,017
Alpine Electronics, Inc.	4,500	81,967
Asahi Glass Co. Ltd.	200	7,428
Asahi Group Holdings Ltd.	2,200	89,070

The accompanying notes are an integral part of the consolidated financial statements.

9

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

	Number of Shares	Value
Asahi Kasei Corp.	78,000	$961,052
Astellas Pharma, Inc.	71,050	905,229
Bridgestone Corp.	49,900	2,266,053
Canon Marketing Japan, Inc.	5,100	121,976
COMSYS Holdings Corp.	6,100	145,888
Dai-ichi Life Holdings, Inc.	100	1,798
Daicel Corp.	11,900	143,460
Daikin Industries Ltd.	7,000	709,595
Denso Corp.	32,970	1,669,744
East Japan Railway Co.	30,153	2,785,516
Exedy Corp.	3,600	109,585
Fuji Heavy Industries Ltd.	27,430	990,207
Fujitsu	2,000	14,902
Hino Motors Ltd.	10,700	131,004
Hitachi Chemical Co. Ltd.	23,100	633,668
Hitachi Ltd.	3,000	21,162
Hoya Corp.	18,920	1,026,194
ITOCHU Corp.	100	1,639
Japan Airlines Co. Ltd.	60,900	2,061,438
Japan Aviation Electronics Industry Ltd.	4,000	62,562
Kamigumi Co. Ltd.	5,500	127,672
Kao Corp.	100	5,896
KDDI Corp.	9,400	247,992
Keyence Corp.	500	266,565
Kinden Corp.	18,900	304,597
Kintetsu Group Holdings Co. Ltd.	100	3,722
Koito Manufacturing Co. Ltd.	7,500	470,635
Komatsu Ltd.	41,800	1,190,584
Kubota Corp.	43,820	798,117
Kuraray Co. Ltd.	7,800	145,980
Kurita Water Industries Ltd.	4,300	124,242
Kyudenko Corp.	3,000	116,263
Kyushu Railway Co.	16,300	484,816
Mabuchi Motor Co. Ltd.	4,400	220,421
Maeda Road Construction Co. Ltd.	7,000	150,724
Marubeni Corp.	1,100	7,518
Mazda Motor Corp.	200	3,068
Medipal Holdings Corp.	6,900	119,915
Mitsubishi Electric Corp.	138,900	2,172,763
Mitsubishi UFJ Financial Group, Inc.	1,100	7,148
Murata Manufacturing Co. Ltd.	9,770	1,444,434
Nintendo Co. Ltd.	3,200	1,186,047
Nippo Corp.	7,000	149,773
Nippon Telegraph & Telephone Corp.	4,840	221,968
Nippon Television Holdings, Inc.	13,800	242,530
Nitto Denko Corp.	12,000	1,001,819
NTT DOCOMO, Inc.	600	13,714
Okumura Corp.	8,246	315,350
Olympus Corp.	200	6,776
ORIX Corp.	100	1,614
Otsuka Holdings Co. Ltd.	4,200	166,926
Rakuten, Inc.	200	2,183

	Number of Shares	Value
Renesas Electronics Corp. (a)	42,500	$463,719
Resona Holdings, Inc.	1,300	6,680
Rohm Co. Ltd.	17,160	1,474,712
Seino Holdings Co. Ltd.	7,900	110,963
Seven & i Holdings Co. Ltd.	2,000	77,249
Shimamura Co. Ltd.	1,100	132,186
Shin-Etsu Chemical Co. Ltd.	27,388	2,451,074
Shionogi & Co. Ltd.	400	21,882
SHO-BOND Holdings Co. Ltd.	1,400	79,761
SKY Perfect JSAT Holdings, Inc.	12,700	56,812
Sony Corp.	400	14,889
Stanley Electric Co. Ltd.	6,800	233,246
Sumitomo Electric Industries Ltd.	44,800	732,584
Sumitomo Mitsui Financial Group, Inc.	53,630	2,063,019
Suzuken Co. Ltd.	3,100	110,504
Suzuki Motor Corp.	55,637	2,920,985
T&D Holdings, Inc.	100	1,452
Toda Corp.	44,200	344,735
Toho Co. Ltd.	4,700	164,264
Tokio Marine Holdings, Inc.	28,975	1,134,959
Tokyo Electron Ltd.	100	15,416
Tokyo Gas Co. Ltd.	74,398	1,824,341
Tokyo Steel Manufacturing Co. Ltd.	20,900	172,352
Toray Industries, Inc.	84,000	815,093
Toshiba Corp. (a)	2,000	5,601
Toyota Industries Corp.	37,221	2,141,575
Trend Micro, Inc.	2,200	108,366
TV Asahi Holdings Corp.	10,000	199,847
Ube Industries Ltd.	21,360	617,780
Unicharm Corp.	300	6,886
West Japan Railway Co.	10,800	751,193
Yamato Kogyo Co. Ltd.	3,200	86,674

		47,737,305

Liberia — 0.0%
Royal Caribbean Cruises Ltd.	469	55,595

Luxembourg — 0.0%
ArcelorMittal (a)	80	2,065

Mexico — 0.0%
Cemex SAB de CV (a)	9,526	8,652
Fomento Economico Mexicano SAB de CV	125	1,194

		9,846

Netherlands — 1.3%
ABN AMRO Group NV CVA (b) (c)	34,321	1,028,084
Akzo Nobel NV	23	2,124
ING Groep NV	111,191	2,050,676
Koninklijke Ahold Delhaize NV	350	6,547
Koninklijke Philips NV	93,308	3,859,337
LyondellBasell Industries NV Class A	95	9,410

The accompanying notes are an integral part of the consolidated financial statements.

10

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

	Number of Shares	Value
Randstad Holding NV	12,392	$767,413
RELX NV	283	6,027
Unilever NV	2,384	141,150

		7,870,768

Netherlands Antilles — 0.2%
Schlumberger Ltd.	13,657	952,712

Norway — 0.0%
DnB ASA	177	3,567
Statoil ASA	242	4,855

		8,422

Panama — 0.0%
Carnival Corp.	249	16,078

Poland — 0.0%
PGE Polska Grupa Energetyczna SA (a)	1,668	6,099

Portugal — 0.1%
Jeronimo Martins SGPS SA	4,202	82,889
NOS SGPS SA	79,757	493,985

		576,874

Republic of Korea — 0.4%
Coway Co. Ltd.	2,190	179,771
Doosan Bobcat, Inc.	30,084	960,614
Hana Financial Group, Inc.	53	2,195
Hyundai Mobis Co. Ltd.	2	419
Korea Electric Power Corp.	146	4,944
Korea Zinc Co. ,Ltd.	1	432
KT&G Corp.	7,524	692,987
LG Chem Ltd.	880	302,301
LG Display Co. Ltd.	313	8,388
Lotte Chemical Corp.	4	1,323
POSCO	786	217,821
Samsung Electronics Co. Ltd.	14	31,468
SK Energy Co. Ltd.	61	10,622
SK Hynix, Inc.	42	3,050
SK Telecom Co. Ltd.	953	212,013

		2,628,348

Singapore — 0.3%
CapitaLand Ltd.	444,700	1,176,211
ComfortDelGro Corp. Ltd.	124,300	191,172
Genting Singapore PLC	11,200	9,681
Singapore Telecommunications Ltd.	95,100	258,040
Wilmar International Ltd.	1,500	3,529

		1,638,633

South Africa — 0.0%
AngloGold Ashanti Ltd.	37	346
Barclays Africa Group Ltd.	376	3,865
FirstRand Ltd.	622	2,394
RMB Holdings Ltd.	1,035	4,892

	Number of Shares	Value
Tiger Brands Ltd.	143	$3,986

		15,483

Spain — 0.5%
Abertis Infraestructuras SA	256	5,174
Aena SME SA (b) (c)	129	23,319
CaixaBank SA	97	487
Cellnex Telecom SA (b) (c)	76,293	1,747,161
Endesa SA	101	2,277
Gas Natural SDG SA	18,931	419,413
Telefonica SA	72,666	790,448

		2,988,279

Sweden — 0.6%
Nordea Bank AB	435	5,909
Skandinaviska Enskilda Banken AB Class A	447	5,900
SKF AB	117,050	2,558,087
Svenska Handelsbanken AB Class A	67,842	1,025,448
Volvo AB Class B	556	10,719

		3,606,063

Switzerland — 1.4%
ABB Ltd. Registered	698	17,257
Chubb Ltd.	10,369	1,478,101
Nestle SA	47,046	3,940,167
Novartis AG	2,279	195,564
Roche Holding AG	87	22,210
SGS SA Registered	1	2,399
Swiss Re Ltd.	43	3,895
TE Connectivity Ltd.	32	2,658
UBS Group AG	169,354	2,894,449
Zurich Financial Services AG	68	20,767

		8,577,467

Taiwan — 0.7%
Cathay Financial Holding Co. Ltd.	111,000	176,482
Cheng Shin Rubber Industry Co. Ltd.	168,211	337,174
Chunghwa Telecom Co. Ltd.	294,000	1,012,278
Far EasTone Telecommunications Co. Ltd.	163,000	387,584
Formosa Chemicals & Fibre Corp.	47,000	143,047
Formosa Petrochemical Corp.	34,000	117,182
Formosa Plastics Corp.	50,000	151,522
Fubon Financial Holding Co. Ltd.	116,000	181,342
Hon Hai Precision Industry Co. Ltd.	62,100	215,864
Innolux Corp.	9,000	4,201
Nan Ya Plastics Corp.	63,000	155,213
Pegatron Corp.	8,000	20,822
Taiwan Cooperative Financial Holding Co. Ltd.	1,030	532
Taiwan Mobile Co. Ltd.	145,000	516,875
Taiwan Semiconductor Manufacturing Co. Ltd.	26,000	186,995

The accompanying notes are an integral part of the consolidated financial statements.

11

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

	Number of Shares	Value
Uni-President Enterprises Corp.	125,000	$261,759

		3,868,872

Thailand — 0.2%
Advanced Info Service PCL	13,600	77,903
Advanced Info Service PCL	35,700	204,459
Intouch Holdings PCL	300	517
Intouch Holdings PCL NVDR	125,800	217,077
PTT Global Chemical PCL	9,400	21,742
PTT Global Chemical PCL	95,000	219,340
The Siam Cement PCL	2,200	33,113
The Siam Cement PCL NVDR	13,400	201,023
Thai Oil PCL	4,300	11,946
Thai Oil PCL	43,300	120,097

		1,107,217

Turkey — 0.0%
Koc Holding AS	523	2,401
Tupras Turkiye Petrol Rafineriileri AS	57	1,949
Turkiye Garanti Bankasi AS	1,503	4,087
Turkiye Halk Bankasi AS	726	2,470

		10,907

United Kingdom — 3.9%
Associated British Foods PLC	133	5,695
Aviva PLC	396	2,733
BAE Systems PLC	107,594	910,576
Barclays PLC	2,881	7,476
Berkeley Group Holdings PLC	16,337	813,757
BP PLC	79,415	507,752
BP PLC Sponsored ADR	48,781	1,874,654
Centrica PLC	2,450	6,140
Compass Group PLC	25	531
Diageo PLC	63	2,071
Experian PLC	41	824
GlaxoSmithKline PLC	162,764	3,246,918
GW Pharmaceuticals PLC ADR (a)	3,591	364,451
HSBC Holdings PLC	321,049	3,169,230
Imperial Brands PLC	248	10,583
Legal & General Group PLC	2,455	8,551
Liberty Global PLC Series A (a)	9,058	307,157
Liberty Global PLC Series C (a)	39	1,275
Lloyds Banking Group PLC	20,897	18,968
Meggitt PLC	105,872	739,224
National Grid PLC	5,391	66,743
NMC Health PLC	52,792	1,948,627
Prudential PLC	75	1,796
Reckitt Benckiser Group PLC	66	6,031
Rio Tinto PLC	148	6,889
Royal Dutch Shell PLC Class A	56,680	1,713,961
Royal Dutch Shell PLC Class A	99	2,983
Royal Dutch Shell PLC Class A Sponsored ADR	41,768	2,530,305

	Number of Shares	Value
Royal Dutch Shell PLC Class B	610	$18,759
Smiths Group PLC	43,399	918,261
Spire Healthcare Group PLC (b) (c)	138,416	418,006
SSE PLC	422	7,898
TechnipFMC PLC (a)	256	7,147
Vodafone Group PLC	1,027,916	2,879,266
Vodafone Group PLC Sponsored ADR	29,891	850,698

		23,375,936

United States — 27.0%
3M Co.	345	72,416
AbbVie, Inc.	1,212	107,698
Acadia Healthcare Co., Inc. (a)	26,471	1,264,255
Adobe Systems, Inc. (a)	898	133,964
Aetna, Inc.	19,340	3,075,253
Agilent Technologies, Inc.	48	3,082
Air Products & Chemicals, Inc.	22,385	3,385,060
Alliance Data Systems Corp.	223	49,406
The Allstate Corp. (d)	15,424	1,417,620
Alphabet, Inc. Class A (a)	46	44,791
Alphabet, Inc. Class C (a)	6,029	5,782,474
Altria Group, Inc.	190	12,050
Amazon.com, Inc. (a) (d)	5,327	5,121,111
Amdocs Ltd.	1,578	101,497
American International Group, Inc.	968	59,426
American Tower Corp.	919	125,559
Ameriprise Financial, Inc.	489	72,621
Amgen, Inc.	826	154,008
Anadarko Petroleum Corp.	45,569	2,226,046
Anthem, Inc.	8,178	1,552,839
Apple, Inc.	40,204	6,196,241
Applied Materials, Inc.	502	26,149
Archer-Daniels-Midland Co.	194	8,247
AT&T, Inc.	106	4,152
Automatic Data Processing, Inc.	32	3,498
AvalonBay Communities, Inc.	7	1,249
Baker Hughes a GE Co.	65	2,380
Bank of America Corp.	197,396	5,002,015
The Bank of New York Mellon Corp.	1,044	55,353
Baxter International, Inc.	4,665	292,729
Berkshire Hathaway, Inc. Class B (a)	13,190	2,417,991
Biogen, Inc. (a)	883	276,485
The Boeing Co.	538	136,765
Bristol-Myers Squibb Co.	13	829
Brookdale Senior Living, Inc. (a)	24,932	264,279
CA, Inc.	434	14,487
Campbell Soup Co.	118	5,525
Capital One Financial Corp.	828	70,098
Cardinal Health, Inc.	584	39,081
Caterpillar, Inc.	69	8,605
Celgene Corp. (a)	75	10,937

The accompanying notes are an integral part of the consolidated financial statements.

12

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

	Number of Shares	Value
CenterPoint Energy, Inc.	1,194	$34,877
The Charles Schwab Corp.	26,861	1,174,900
Charter Communications, Inc. Class A (a)	4,805	1,746,233
Chevron Corp.	408	47,940
Cisco Systems, Inc.	42	1,412
Citigroup, Inc.	40,993	2,981,831
Cloudera, Inc. (a)	45,717	759,817
The Coca-Cola Co.	172	7,742
Colgate-Palmolive Co.	2,868	208,934
Comcast Corp. Class A	115,413	4,441,092
CommScope Holding Co., Inc. (a)	51,827	1,721,175
ConAgra Foods, Inc.	665	22,437
ConocoPhillips	39	1,952
Constellation Brands, Inc. Class A	530	105,709
The Cooper Cos., Inc.	92	21,814
Corning, Inc.	321	9,604
Costco Wholesale Corp.	2	329
Crown Holdings, Inc. (a)	1,145	68,379
Cummins, Inc.	294	49,401
CVS Health Corp.	19,894	1,617,780
Deere & Co.	73	9,168
Dell Technologies ,Inc. Class V (a)	33	2,548
Delta Air Lines, Inc.	1,005	48,461
Devon Energy Corp.	109	4,001
Discover Financial Services	1,046	67,446
DISH Network Corp. Class A (a)	12,732	690,456
Dominion Energy, Inc.	3,113	239,483
DowDuPont, Inc.	67,677	4,685,264
DXC Technology Co.	6	515
eBay, Inc. (a)	463	17,807
Edgewell Personal Care Co. (a)	28,330	2,061,574
Edwards Lifesciences Corp. (a)	156	17,052
Electronic Arts, Inc. (a)	8,468	999,732
EQT Corp.	16,338	1,065,891
Equity Residential	192	12,659
Expedia, Inc.	3,162	455,138
Express Scripts Holding Co. (a)	533	33,750
Exxon Mobil Corp.	481	39,432
Facebook, Inc. Class A (a)	22,660	3,871,914
Fifth Third Bancorp	1,478	41,354
FirstEnergy Corp.	160	4,933
Ford Motor Co.	313	3,747
Fortune Brands Home & Security, Inc.	19,408	1,304,800
General Dynamics Corp.	457	93,950
General Electric Co.	137,719	3,330,045
Gilead Sciences, Inc.	36,236	2,935,841
Global Payments, Inc.	9,041	859,166
The Goldman Sachs Group, Inc.	6,890	1,634,239
The Goodyear Tire & Rubber Co.	1,075	35,744
Halliburton Co.	245	11,277

	Number of Shares	Value
The Hartford Financial Services Group, Inc.	3,351	$185,746
HCA Healthcare, Inc. (a)	29,933	2,382,367
HCP, Inc.	430	11,967
Helmerich & Payne, Inc.	877	45,700
Hewlett Packard Enterprise Co.	415	6,105
The Home Depot, Inc.	8,383	1,371,123
HP, Inc.	1,320	26,347
Humana, Inc.	7	1,705
Illinois Tool Works, Inc.	528	78,123
Intel Corp.	2,781	105,900
International Business Machines Corp.	200	29,016
International Paper Co.	1,586	90,117
Intuit, Inc.	816	115,986
Jawbone Health Hub, Inc. (e) (f)	19,705	53,741
Johnson & Johnson	1,903	247,409
JP Morgan Chase & Co.	26,396	2,521,082
Kansas City Southern	20,789	2,259,349
Kimberly-Clark Corp.	87	10,238
Kinder Morgan, Inc.	167	3,203
KLA-Tencor Corp.	817	86,602
The Kroger Co.	206	4,132
Las Vegas Sands Corp.	281	18,029
Lear Corp.	465	80,482
Liberty Broadband Corp. Class A (a)	3,896	366,925
Liberty Broadband Corp. Class C (a)	9,538	908,971
Liberty Media Corp-Liberty SiriusXM Class A (a)	13,970	585,343
Liberty Media Corp-Liberty SiriusXM Class C (a)	23,264	974,064
Lookout, Inc. (e) (f)	3,711	3,451
Lowe’s Cos., Inc.	38,004	3,038,040
ManpowerGroup, Inc.	427	50,309
Marathon Oil Corp.	99,243	1,345,735
Marathon Petroleum Corp.	53,769	3,015,366
Marsh & McLennan Cos., Inc.	15,073	1,263,268
Masco Corp.	33,371	1,301,803
Mastercard, Inc. Class A	8,280	1,169,136
McDonald’s Corp.	941	147,436
McKesson Corp.	415	63,748
Merck & Co., Inc.	92	5,891
MetLife, Inc.	29,941	1,555,435
Micron Technology, Inc. (a)	301	11,838
Microsoft Corp.	127,556	9,501,646
Mohawk Industries, Inc. (a)	4,545	1,124,933
Mondelez International Inc. Class A	5,372	218,426
Monsanto Co.	154	18,452
Moody’s Corp.	110	15,313
Morgan Stanley	69,938	3,368,913
Motorola Solutions, Inc.	116	9,845
NextEra Energy Partners LP	20,820	838,838

The accompanying notes are an integral part of the consolidated financial statements.

13

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

	Number of Shares	Value
NextEra Energy, Inc.	19,679	$2,883,957
Norfolk Southern Corp.	17	2,248
Northern Trust Corp.	72	6,619
Northrop Grumman Corp.	389	111,923
O’Reilly Automotive, Inc. (a)	9,171	1,975,158
ONEOK, Inc.	104	5,763
Oracle Corp.	527	25,480
PACCAR, Inc.	16	1,157
Packaging Corporation of America	993	113,877
PepsiCo, Inc.	2,241	249,715
Pfizer, Inc. (g)	112,165	4,004,291
Philip Morris International, Inc.	256	28,419
Phillips 66	866	79,334
Pioneer Natural Resources Co.	6,082	897,338
PPG Industries, Inc.	23	2,499
Praxair, Inc.	46	6,428
The Priceline Group, Inc. (a)	227	415,596
The Procter & Gamble Co.	177	16,103
Prudential Financial, Inc.	897	95,369
Pure Storage, Inc. Class A (a)	67,519	1,079,629
PVH Corp.	353	44,499
QUALCOMM, Inc.	79,769	4,135,225
Ralph Lauren Corp.	9,325	823,304
Raytheon Co.	443	82,655
Reinsurance Group of America, Inc.	681	95,020
Republic Services, Inc.	33	2,180
Rockwell Automation, Inc.	404	71,997
S&P Global, Inc.	12	1,876
Sabre Corp.	8,668	156,891
Sempra Energy	10,312	1,176,909
Snap, Inc. Class A (a)	44,663	649,400
Starbucks Corp.	13,240	711,120
State Street Corp.	222	21,210
Stryker Corp.	311	44,168
SunTrust Banks, Inc.	15,229	910,237
Symantec Corp.	36	1,181
Target Corp.	25,546	1,507,469
Tenet Healthcare Corp. (a)	59,406	976,041
TESARO, Inc. (a)	3,667	473,410
Texas Instruments, Inc.	111	9,950
The St. Joe Co. (a)	71,181	1,341,762
Thermo Fisher Scientific, Inc.	1,080	204,336
The Travelers Cos., Inc.	1,783	218,453
TripAdvisor, Inc. (a)	22,648	917,923
Tyson Foods, Inc. Class A	785	55,303
Union Pacific Corp.	125	14,496
United Continental Holdings, Inc. (a)	35,625	2,168,850
United Rentals, Inc. (a)	638	88,516
United Technologies Corp.	161	18,689
UnitedHealth Group, Inc.	1,455	284,962
Unum Group	13,127	671,184
Valero Energy Corp.	2,007	154,399

	Number of Shares	Value
VeriFone Systems, Inc. (a)	27,259	$552,813
VeriSign, Inc. (a)	972	103,411
Verizon Communications, Inc.	56,730	2,807,568
Visa, Inc. Class A	10,558	1,111,124
Vistra Energy Corp.	15,751	294,386
VMware, Inc. Class A (a)	8,898	971,573
WABCO Holdings, Inc. (a)	493	72,964
Wal-Mart Stores, Inc.	213	16,644
Walgreens Boots Alliance, Inc.	16	1,236
Waste Management, Inc.	186	14,558
Wells Fargo & Co.	159	8,769
Western Digital Corp.	582	50,285
WestRock Co.	16,767	951,192
Weyerhaeuser Co.	238	8,099
The Williams Cos., Inc.	85,986	2,580,440
Williams-Sonoma, Inc.	17,454	870,256
Wyndham Worldwide Corp.	976	102,880
Wynn Resorts Ltd.	600	89,352
Yum China Holdings, Inc. (a)	116	4,637
Zimmer Biomet Holdings, Inc.	18,757	2,196,257

		162,679,572

TOTAL COMMON STOCK (Cost $280,571,086)		331,435,429

PREFERRED STOCK — 2.3%
Brazil — 0.0%
Itau Unibanco Holding SA 3.000%	452	6,187
Petroleo Brasileiro SA BRL (a)	1,001	4,836
Vale SA Class A 7.260%	442	4,122

		15,145

Republic of Korea — 0.0%
Samsung Electronics Co. Ltd. 1.530%	9	16,257

United States — 2.3%
Anthem, Inc. 5.250%	22,600	1,181,754
Citigroup Capital XIII, 3 mo. USD LIBOR + 6.370%, VRN 7.681%	20,248	562,489
Crown Castle International Corp., Convertible 6.875%	757	808,476
Dominion Energy, Inc. 6.750%	18,358	931,668
Domo, Inc. Series D-2, Convertible (a) (e) (f)	153,010	1,510,209
Dropbox, Inc. Series C, Convertible (a) (e) (f)	87,114	1,122,899

The accompanying notes are an integral part of the consolidated financial statements.

14

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

	Number of Shares	Value
GMAC Capital Trust I, 3 mo. USD LIBOR + 5.785%, FRN 7.100%	22,474	$593,314
Grand Rounds, Inc. Series C, Convertible (a) (e) (f)	121,323	367,609
Lookout, Inc. Series F (a) (e) (f)	55,056	576,987
Mandatory Exchangeable Trust (b) 5.750%	8,901	1,745,664
Palantir Technologies, Inc. Series I (a) (e) (f)	107,092	607,212
Uber Technologies, Inc., Series D (a) (e) (f)	65,060	3,213,964
Wells Fargo & Co. 7.500%	182	239,330
Welltower, Inc. 6.500%	8,617	546,576

		14,008,151

TOTAL PREFERRED STOCK (Cost $11,003,204)		14,039,553

TOTAL EQUITIES (Cost $291,574,290)		345,474,982

	Principal Amount
BONDS & NOTES — 34.0%

BANK LOANS — 0.4%
Brazil — 0.0%
Ocean Rig UDW, Inc. ., Term Loan 3 mo. LIBOR + 8.000%, VRN 8.250% 9/20/24	$42,951	43,434

United States — 0.4%
Fieldwood Energy LLC, New 1st Lien Term Loan 3 mo. LIBOR + 7.000%, VRN 8.333% 8/31/20	130,182	113,909
Fieldwood Energy LLC, 2nd Lien Term Loan 3 mo. LIBOR + 7.125%, VRN 8.458% 9/30/20	295,787	116,540
Fieldwood Energy LLC, 1st Lien Last Out Term Loan 3 mo. LIBOR + 7.125%, VRN 8.458% 9/30/20	175,746	120,386
Hilton Worldwide Finance LLC, Term Loan B2 1 mo. LIBOR + 2.000%, VRN 3.237% 10/25/23	769,559	772,592
The Neiman Marcus Group, Inc., 2020 Term Loan 1 mo. LIBOR + 3.250%, VRN 4.481% 10/25/20	215,619	160,119

	Principal Amount	Value
Seadrill Partners Finco LLC, Term Loan B 3 mo. LIBOR + 3.000%, VRN 4.333% 2/21/21	$618,143	$450,471
Sheridan Investment Partners II, L.P., Term Loan B 3 mo. LIBOR + 3.500%, VRN 4.820% 12/16/20	682,862	577,018
Sheridan Investment Partners II, L.P., Term Loan A 3 mo. LIBOR + 3.500%, VRN 4.820% 12/16/20	94,967	80,247
Sheridan Investment Partners II, L.P., Term Loan M 3 mo. LIBOR + 3.500%, VRN 4.820% 12/16/20	35,420	29,930

		2,421,212

TOTAL BANK LOANS (Cost $2,934,530)		2,464,646

CORPORATE DEBT — 6.3%
Australia — 0.2%
Quintis Ltd. (Acquired 7/20/16, Cost $1,525,000) (b) (e) (h) (i) 8.750% 8/01/23	1,525,000	1,067,500

Cayman Islands — 0.0%
Odebrecht Finance Ltd. (b) 4.375% 4/25/25	200,000	75,500

Chile — 0.0%
Inversiones Alsacia SA (Acquired 2/14/11, Cost $292,660) (b) (e) (h) (i) 8.000% 12/31/18	441,736	11,043

France — 0.2%
BNP Paribas SA 2.400% 12/12/18	677,000	682,168
Danone SA (b) 2.589% 11/02/23	490,000	481,374

		1,163,542

Germany — 0.0%
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH (b) 5.500% 1/15/23	181,800	187,708

India — 0.0%
REI Agro Ltd., Convertible (Acquired 12/01/09, Cost $614,910) (b) (e) (f) (h) (i) 5.500% 11/13/14	618,000	-

Ireland — 0.0%
GE Capital International Funding Co. Unlimited Co. 2.342% 11/15/20	202,000	204,126

The accompanying notes are an integral part of the consolidated financial statements.

15

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

	Principal Amount	Value
Italy — 0.2%
Intesa Sanpaolo SpA 3.875% 1/15/19	$546,000	$557,377
Telecom Italia SpA (b) 5.303% 5/30/24	487,000	529,613

		1,086,990

Luxembourg — 0.2%
Allergan Funding SCS 3.450% 3/15/22	420,000	435,504
Intelsat Jackson Holdings SA 7.500% 4/01/21	372,000	352,470
Intelsat Jackson Holdings SA (b) 8.000% 2/15/24	125,000	134,375

		922,349

Mexico — 0.2%
Petroleos Mexicanos 4.625% 9/21/23	505,000	521,614
Petroleos Mexicanos 3 mo. USD LIBOR + 3.650%, FRN (b) 4.967% 3/11/22	471,000	512,825
Trust F/1401 (b) 5.250% 12/15/24	270,000	287,901

		1,322,340

Netherlands — 0.5%
Bayer Capital Corp. B.V. EUR (b) 5.625% 11/22/19	900,000	1,307,725
Bio City Development Co. B.V., Convertible (Acquired 7/05/11, Cost $1,400,000) (b) (e) (f) (h) (i) 8.000% 7/06/18	1,400,000	402,220
Cooperatieve Rabobank UA 3.950% 11/09/22	251,000	263,421
ING Groep NV 5 year USD Swap + 4.445%, VRN 6.000% 12/29/49	280,000	288,288
Petrobras Global Finance BV 6.125% 1/17/22	415,000	446,125
Petrobras Global Finance BV 7.375% 1/17/27	484,000	532,884

		3,240,663

Singapore — 0.1%
CapitaLand Ltd. SGD (b) 1.950% 10/17/23	500,000	379,668

United Arab Emirates — 0.1%
Dana Gas Sukuk Ltd., Convertible (b) (h) 7.000% 10/31/17	1,019,810	826,046

United Kingdom — 0.4%
HSBC Holdings PLC 5 year USD ICE Swap + 3.705%, VRN 6.375% 12/29/49	905,000	960,488

	Principal Amount	Value
Lloyds Bank PLC 5 Year UK Gilt + 13.400%, VRN GBP 13.000% 1/29/49	$465,000	$1,174,543
UBS Group Funding Switzerland AG (b) 4.125% 9/24/25	220,000	231,420

		2,366,451

United States — 4.2%
AbbVie, Inc. 2.300% 5/14/21	406,000	405,331
AbbVie, Inc. 2.500% 5/14/20	489,000	494,859
Activision Blizzard, Inc. (b) 2.300% 9/15/21	120,000	119,323
AliphCom, Inc., Convertible (e) (f) (h) 4/28/20	2,617,000	61,761
AliphCom, Inc., Convertible (e) (f) (h) 4/28/20	191,000	4,508
Ally Financial, Inc. 3.500% 1/27/19	287,000	291,305
American Express Co. 3 mo. USD LIBOR + 3.285%, VRN 4.900% 12/29/49	287,000	292,381
American Express Credit Corp. 2.700% 3/03/22	891,000	901,600
American Tower Corp. 3.400% 2/15/19	198,000	201,612
Apple, Inc. 3.200% 5/11/27	729,000	742,205
Apple, Inc. 3.350% 2/09/27	759,000	781,456
AT&T, Inc. 2.850% 2/14/23	665,000	660,824
AT&T, Inc. 3.000% 6/30/22	905,000	913,811
AT&T, Inc. 3.400% 8/14/24	1,080,000	1,081,682
Bank of America Corp. 3.300% 1/11/23	487,000	498,908
Bank of America Corp. 4.000% 1/22/25	232,000	240,072
Becton Dickinson & Co. 3.363% 6/06/24	193,000	194,801
Becton Dickinson and Co. 2.894% 6/06/22	355,000	356,155
Becton Dickinson and Co. 3.125% 11/08/21	427,000	435,288
Berkshire Hathaway, Inc. 2.750% 3/15/23	316,000	321,243
CCO Holdings LLC/CCO Holdings Capital Corp. (b) 5.125% 5/01/27	370,000	375,087

The accompanying notes are an integral part of the consolidated financial statements.

16

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

	Principal Amount	Value
Citigroup, Inc. 2.700% 3/30/21	$446,000	$450,972
Citigroup, Inc. 2.900% 12/08/21	209,000	211,575
Citigroup, Inc. 3 mo. USD LIBOR + 4.059%, VRN 5.875% 12/29/49	540,000	564,030
Cobalt International Energy, Inc., Convertible 2.625% 12/01/19	656,000	164,000
Cobalt International Energy, Inc., Convertible 3.125% 5/15/24	806,000	153,140
eBay, Inc. 3.800% 3/09/22	231,000	242,142
Edgewell Personal Care Co 4.700% 5/24/22	234,000	250,965
Edgewell Personal Care Co. 4.700% 5/19/21	251,000	267,943
EI du Pont de Nemours & Co. 2.200% 5/01/20	491,000	494,160
Ford Motor Credit Co. LLC 2.262% 3/28/19	200,000	200,519
Ford Motor Credit Co. LLC 2.551% 10/05/18	200,000	201,292
Ford Motor Credit Co. LLC 5.000% 5/15/18	452,000	460,990
Forest Laboratories, Inc. (b) 5.000% 12/15/21	212,000	231,695
General Electric Co. 3 mo. USD LIBOR + 3.330%, VRN 5.000% 12/29/49	459,000	485,484
General Electric Co. 5.550% 5/04/20	57,000	62,285
General Electric Co. 3 mo. USD LIBOR + 2.289%, VRN 6.375% 11/15/67	273,000	273,601
General Motors Financial Co., Inc. 3.450% 4/10/22	183,000	186,007
The Goldman Sachs Group, Inc. 2.600% 12/27/20	1,441,000	1,452,650
The Goldman Sachs Group, Inc. 3 mo. USD LIBOR + 3.922%, VRN 5.375% 12/29/49	470,000	486,967
Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp. 4.625% 4/01/25	296,000	304,880
Hughes Satellite Systems Corp. 7.625% 6/15/21	78,000	88,571
JP Morgan Chase & Co. 2.295% 8/15/21	618,000	617,532
JP Morgan Chase & Co. 3 mo. USD LIBOR + 1.000%, FRN 2.304% 1/15/23	508,000	512,741

	Principal Amount	Value
JP Morgan Chase & Co. 4.350% 8/15/21	$195,000	$208,920
Medtronic, Inc. 3.150% 3/15/22	507,000	524,974
Morgan Stanley 3 mo. USD LIBOR + 3.610%, VRN 5.450% 12/31/49	326,000	336,187
Mylan, Inc. 2.550% 3/28/19	313,000	314,448
NBCUniversal Enterprise, Inc. (b) 5.250% 12/31/49	300,000	320,250
Oracle Corp. 1.900% 9/15/21	708,000	702,834
Prudential Financial, Inc. 3 mo. USD LIBOR + 3.920%, VRN 5.625% 6/15/43	169,000	184,210
Prudential Financial, Inc. 3 mo. USD LIBOR + 4.175%, VRN 5.875% 9/15/42	254,000	281,305
QUALCOMM, Inc. 2.600% 1/30/23	460,000	461,086
QUALCOMM, Inc. 3.000% 5/20/22	532,000	547,774
Santander Holdings USA, Inc. (b) 3.700% 3/28/22	125,000	127,355
The Sherwin-Williams Co. 2.250% 5/15/20	285,000	286,128
The Sherwin-Williams Co. 2.750% 6/01/22	165,000	166,111
Synchrony Financial 3.750% 8/15/21	121,000	124,814
USB Capital IX 3 mo. USD LIBOR + 1.020%, VRN 3.500% 10/29/49	122,000	108,647
Verizon Communications, Inc. 2.625% 8/15/26	219,000	205,657
Verizon Communications, Inc. 3.125% 3/16/22	2,201,000	2,255,380
Volkswagen Group of America Finance LLC (c) 2.450% 11/20/19	276,000	277,680

		25,172,113

TOTAL CORPORATE DEBT (Cost $43,314,266)		38,026,039

PASS-THROUGH SECURITES — 0.1%
United Kingdom — 0.1%
Logistics GBP (Acquired 8/03/15, Cost $582,072) 3 mo. GBP LIBOR + 3.600% FRN GBP (b) (e) (i) 3.904% 8/20/25	389,000	518,174

TOTAL PASS-THROUGH SECURITES (Cost $582,072)		518,174

The accompanying notes are an integral part of the consolidated financial statements.

17

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

	Principal Amount	Value
SOVEREIGN DEBT OBLIGATIONS — 11.1%
Argentina — 1.0%
Argentine Republic Government International Bond EUR (c) (j) 3.875% 1/15/22	$285,000	$343,243
Argentine Republic Government International Bond 5.625% 1/26/22	1,151,000	1,208,550
Argentine Republic Government International Bond 6.875% 4/22/21	591,000	644,190
Argentine Republic Government International Bond 6.875% 1/26/27	740,000	799,570
Argentine Republic Government International Bond 7.500% 4/22/26	2,610,000	2,933,640

		5,929,193

Australia — 2.4%
Australia Government Bond AUD (c) (j) 3.000% 3/21/47	1,881,000	1,312,051
Australia Government Bond AUD (c) (j) 5.500% 4/21/23	3,103,000	2,815,144
Australia Government Bond AUD (c) (j) 5.750% 5/15/21	2,774,000	2,442,517
Australia Government Bond AUD (c) (j) 5.750% 7/15/22	8,861,000	8,007,568

		14,577,280

Brazil — 1.2%
Brazil Government International Bond 5.000% 1/27/45	1,178,000	1,096,365
Brazil Notas do Tesouro Nacional Serie B BRL (j) 6.000% 8/15/22	1,696,000	1,721,830
Brazil Notas do Tesouro Nacional Serie F BRL (j) 10.000% 1/01/23	5,108,000	1,664,102
Brazil Notas do Tesouro Nacional Serie F BRL (j) 10.000% 1/01/27	7,317,000	2,358,114
Brazilian Government International Bond 5.625% 2/21/47	499,000	503,990

		7,344,401

Canada — 1.0%
Canadian Government Bond CAD (j) 0.500% 8/01/18	5,928,000	4,720,213

	Principal Amount	Value
Canadian Government Bond CAD (j) 0.750% 3/01/21	$1,456,000	$1,132,804

		5,853,017

Germany — 0.5%
Bundesrepublik Deutschland EUR (c) (j) 0.010% 8/15/26	2,497,928	2,873,771

Hungary — 0.3%
Hungary Government International Bond 6.250% 1/29/20	252,000	274,680
Hungary Government International Bond 6.375% 3/29/21	1,250,000	1,409,375

		1,684,055

Indonesia — 0.1%
Indonesia Government International Bond (b) 3.700% 1/08/22	205,000	212,726
Indonesia Government International Bond (b) 6.875% 1/17/18	316,000	320,582

		533,308

Italy — 0.2%
Italy Buoni Poliennali Del Tesoro EUR (j) 1.850% 5/15/24	761,000	923,480

Japan — 1.0%
Japan Government Two Year Bond JPY (j) 0.100% 3/15/18	312,950,000	2,784,135
Japan Government Two Year Bond JPY (j) 0.100% 10/15/18	384,150,000	3,421,999

		6,206,134

Mexico — 1.1%
Mexican Bonos MXN (j) 6.500% 6/10/21	83,718,700	4,568,853
Mexican Bonos MXN (j) 8.500% 12/13/18	41,795,300	2,333,215

		6,902,068

New Zealand — 0.5%
New Zealand Government Bond NZD (c) (j) 6.000% 5/15/21	3,300,000	2,691,655

Poland — 1.3%
Poland Government Bond PLN (j) 2.500% 7/25/26	5,474,000	1,409,379
Poland Government Bond PLN (j) 2.500% 7/25/27	18,095,000	4,599,869

The accompanying notes are an integral part of the consolidated financial statements.

18

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

	Principal Amount	Value
Poland Government Bond PLN (j) 3.250% 7/25/25	$5,440,000	$1,499,466
Poland Government Bond PLN (j) 5.000% 3/23/22	200,000	221,018

		7,729,732

Republic of Korea — 0.1%
Export-Import Bank of Korea 2.625% 12/30/20	298,000	298,209
Export-Import Bank of Korea 2.875% 9/17/18	200,000	201,387

		499,596

Saudi Arabia — 0.1%
Saudi Government International Bond (b) 2.375% 10/26/21	685,000	675,752

Turkey — 0.3%
Turkey Government Bond TRY (j) 11.000% 3/02/22	7,268,000	2,052,122

TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $65,471,784)		66,475,564

U.S. TREASURY OBLIGATIONS — 16.1%
United States — 16.1%
U.S. Treasury Inflation Index 0.125% 4/15/22	10,696,814	10,696,090
U.S. Treasury Note (k) 0.750% 12/31/17	1,500,000	1,498,535
U.S. Treasury Note (l) 1.125% 7/31/21	1,247,900	1,217,482
U.S. Treasury Note 1.625% 8/31/22	20,376,700	20,093,378
U.S. Treasury Note 1.750% 9/30/22	18,552,800	18,503,557
U.S. Treasury Note 1.875% 7/31/22	19,874,000	19,830,526
U.S. Treasury Note 2.000% 9/30/24	7,733,900	7,713,674
U.S. Treasury Note 2.250% 8/15/27	17,743,100	17,623,888

		97,177,130

TOTAL U.S. TREASURY OBLIGATIONS (Cost $97,654,197)		97,177,130

TOTAL BONDS & NOTES (Cost $209,956,849)		204,661,553

	Number of Shares	Value
MUTUAL FUNDS — 4.8%
Diversified Financial Services — 4.8%
United States — 4.8%
BlackRock Liquidity Funds Temp-Fund Portfolio	5,096,026	$5,096,026
ETFS Physical Palladium Shares (k)	4,767	427,361
ETFS Physical Platinum Shares (k)	3,939	343,638
ETFS Physical Swiss Gold Shares (k)	14,400	1,785,600
iShares Gold Trust (a) (k)	157,258	1,935,846
SPDR Gold Shares (k)	157,260	19,119,671

		28,708,142

TOTAL MUTUAL FUNDS (Cost $30,115,999)		28,708,142

TOTAL PURCHASED OPTIONS — 0.3% (#) (Cost $2,035,014)		1,804,891

WARRANTS — 0.0%
Australia — 0.0%
TFS Corp. Ltd. AUD, Expires 7/15/18, Strike 1.28 (a) (j)	222,000	7,859

TOTAL WARRANTS (Cost $0)		7,859

TOTAL LONG-TERM INVESTMENTS (Cost $533,682,152)		580,657,427

	Principal Amount
SHORT-TERM INVESTMENTS — 5.4%
Time Deposit — 0.0%
Brown Brothers Time Deposit 0.590% 10/02/17	$172,605	172,605

		172,605

U.S. Treasury Bill — 5.4%
U.S. Treasury Bill 0.888% 11/02/17	10,000	9,992
U.S. Treasury Bill 0.902% 11/09/17	4,000,000	3,995,948
U.S. Treasury Bill 0.915% 11/16/17	28,185,000	28,151,093

		32,157,033

TOTAL SHORT-TERM INVESTMENTS (Cost $32,328,285)		32,329,638

The accompanying notes are an integral part of the consolidated financial statements.

19

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

		Value
TOTAL INVESTMENTS — 101.8% (Cost $566,010,437) (m)		$612,987,065

Other Assets/(Liabilities) — (1.8)%		(10,617,874)

NET ASSETS — 100.0%		$602,369,191

	Number of Shares
EQUITIES SOLD SHORT — (0.5)%
Canada — (0.3)%
Bank of Montreal	(10,076)	(762,554)
Royal Bank of Canada	(12,606)	(975,342)

		(1,737,896)

United States — (0.2)%
Prologis, Inc.	(21,861)	(1,387,299)

TOTAL EQUITIES SOLD SHORT (Cost $(2,553,829))		(3,125,195)

Abbreviation Legend

ADR	American Depositary Receipt
ETFS	Exchange-Traded Fund Securities
FRN	Floating Rate Note
REIT	Real Estate Investment
VRN	Variable Rate Note

Notes to Consolidated Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2017, these securities amounted to a value of $18,526,989 or 3.08% of net assets.
(c)	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At September 30, 2017, these securities amounted to a value of $28,209,092 or 4.68% of net assets.
(d)	A portion of this security is pledged as collateral for securities sold short.
(e)	Investment was valued using significant unobservable inputs.
(f)	This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At September 30, 2017, these securities amounted to a value of $7,924,561 or 1.32% of net assets.
(g)	These securities are pledged/held as collateral for written options. (Note 2).
(h)	Security is currently in default due to bankruptcy or failure to make payment of principal or interest of the issuer. Income is not being accrued. At September 30, 2017, these securities amounted to a value of $2,373,078 or 0.39% of net assets.
(i)	Restricted security. Certain securities are restricted as to resale. At September 30, 2017, these securities amounted to a value of $1,998,937 or 0.33% of net assets. The Fund generally bears the costs, if any, associated with the disposition of restricted securities.
(j)	The principal amount of the security is in foreign currency. The market value is in U.S. dollars.
(k)	All or a portion of this security is held by a wholly owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly owned subsidiary.
(l)	A portion of this security is pledged/held as collateral for open futures contracts. (Note 2).
(m)	See Note 6 for aggregate cost for federal tax purposes.

(#) The Fund had the following open Purchased Options contracts at September 30, 2017:

Purchased Options

OTC Counterparty	Units	Notional Amount		Expiration Date	Pay/Receive Exercise Rate	Description	Premiums Purchased	Value	Unrealized Appreciation/ (Depreciation)
Call
Bank of America N.A.	7,720,418	USD	7,720,418	12/07/17	Receive	3-Month USD LIBOR BBA 10 year Swaption, Underlying swap terminates 12/11/27, Strike 2.00	$74,116	$12,806	$(61,310)
Barclays Bank PLC	7,441,607	EUR	7,441,607	5/18/18	-	EUR Call USD Put, Strike 1.19	119,246	241,931	122,685
BNP Paribas SA	1,866,000	USD	1,866,000	10/27/17	-	USD Call BRL Put, Strike 3.19	116,177	20,599	(95,578)
Citibank N.A.	466	EUR	466	12/15/17	-	Euro STOXX 50 Index, Strike 3,650.00	50,650	23,160	(27,490)
Deutsche Bank AG	190	EUR	190	9/21/18	-	Euro STOXX 50 Index, Strike 3,426.55	69,379	57,155	(12,224)

The accompanying notes are an integral part of the consolidated financial statements.

20

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

OTC Counterparty	Units	Notional Amount		Expiration Date	Pay/Receive Exercise Rate	Description	Premiums Purchased	Value	Unrealized Appreciation/ (Depreciation)
Purchased Options (Continued)
Call (Continued)
Goldman Sachs International	15,440,951	USD	15,440,951	12/07/17	Receive	3-Month USD LIBOR BBA 10 year Swaption, Underlying swap terminates 12/11/27, Strike 2.03	$185,292	$30,307	$(154,985)
Goldman Sachs International	16,885	USD	16,885	1/19/18	-	Synchrony Financial, Strike 35.00	21,385	8,865	(12,520)
Goldman Sachs International	15,244	USD	15,244	1/19/18	-	Franklin Resources, Inc., Strike 45.00	16,924	25,534	8,610
Goldman Sachs International	10,574	USD	10,574	1/19/18	-	MetLife Inc., Strike 52.50	13,660	21,360	7,700
Goldman Sachs International	22,242	USD	22,242	1/19/18	-	Wells Fargo & Co., Strike 55.00	50,207	52,046	1,839
Goldman Sachs International	9,010	USD	9,010	1/19/18	-	Aflac, Inc., Strike 85.00	19,161	13,966	(5,195)
Goldman Sachs International	6,154	USD	6,154	1/19/18	-	Travelers Com., Strike 135.00	23,613	3,077	(20,536)
JP Morgan Chase Bank N.A.	12,919	USD	12,919	10/20/17	-	SPDR Gold Shares, Strike 122.00 (k)	51,321	14,340	(36,981)
JP Morgan Chase Bank N.A.	15,919	USD	15,919	11/17/17	-	SPDR Gold Shares, Strike 120.00 (k)	80,725	46,961	(33,764)
Morgan Stanley & Co.	189,232	JPY	189,232	1/12/18	-	Topix Index, Strike 1,700.00	53,220	58,236	5,016
Morgan Stanley & Co.	15,164	USD	15,164	12/15/17	-	ETFS Gold Trust, Strike 120.00 (k)	55,192	53,074	(2,118)
Morgan Stanley & Co.	15,358	USD	15,358	1/19/18	-	SPDR Gold Shares, Strike 120.00 (k)	61,924	64,903	2,979
Morgan Stanley & Co.	19,305	USD	19,305	2/16/18	-	SPDR Gold Shares, Strike 130.00 (k)	48,959	22,832	(26,127)
Morgan Stanley & Co.	19,326	USD	19,326	3/16/18	-	SPDR Gold Shares, Strike 127.00 (k)	45,416	41,735	(3,681)
UBS AG	3,816,830	EUR	3,816,830	12/20/17	-	EUR Call USD Put, Strike 1.22	55,334	26,218	(29,116)
UBS AG	14,682,708	EUR	14,682,708	3/27/18	-	EUR Call USD Put, Strike 1.20	164,720	322,341	157,621
UBS AG	33,608	USD	33,608	1/18/19	-	Suncor Energy Inc., Strike 35.00	68,560	110,066	41,506
UBS AG	49,917	USD	49,917	1/18/19	-	BP PLC, Strike 40.00	48,420	83,861	35,441
UBS AG	25,986	USD	25,986	1/18/19	-	ConocoPhillips, Strike 52.50	79,115	105,243	26,128
UBS AG	34,322	USD	34,322	1/18/19	-	Total SA, Strike 60.00	51,483	38,612	(12,871)
UBS AG	28,493	USD	28,493	1/18/19	-	Royal Dutch Shell PLC, Strike 60.00	57,501	108,273	50,772
UBS AG	23,126	USD	23,126	1/18/19	-	Occidental Petroleum Corp., Strike 75.00	53,884	48,102	(5,782)
UBS AG	15,577	USD	15,577	1/18/19	-	Schlumberger Ltd., Strike 90.00	62,775	15,577	(47,198)
UBS AG	10,761	USD	10,761	1/18/19	-	Exxon Mobil Corp., Strike 95.00	19,370	11,353	(8,017)
UBS AG	15,828	USD	15,828	1/18/19	-	Chevron Corp., Strike 125.00	47,167	81,514	34,347

							1,864,896	1,764,047	(100,849)

The accompanying notes are an integral part of the consolidated financial statements.

21

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

OTC Counterparty	Units	Notional Amount		Expiration Date	Pay/Receive Exercise Rate	Description	Premiums Purchased	Value	Unrealized Appreciation/ (Depreciation)
Purchased Options (Continued)
Put
Deutsche Bank AG	143,913,000	JPY	143,913,000	4/04/18	Pay	6-Month JPY LIBOR BBA 5 year Swaption, Underlying swap terminates 4/06/23, Strike 1.07	$29,739	$37	$(29,702)
Goldman Sachs International	14,791,366	EUR	14,791,366	10/03/17	Pay	6-Month EUR LIBOR BBA 5 year Swaption, Underlying swap terminates 10/05/22, Strike 0.46	54,854	-	(54,854)
Goldman Sachs International	1,759,152	USD	1,759,152	5/02/18	Pay	6-Month USD LIBOR BBA 30 year Swaption, Underlying swap Terminates 5/04/48, Strike 2.75	85,525	40,807	(44,718)

							170,118	40,844	(129,274)

							$2,035,014	$1,804,891	$(230,123)

The Fund had the following open Written Options contracts at September 30, 2017:

Written Options

OTC Counterparty	Units	Notional Amount		Expiration Date	Pay/Receive Exercise Rate	Description	Premiums Received	Value	Unrealized Appreciation/ (Depreciation)
Call
Morgan Stanley & Co.	189,232	JPY	189,232	1/12/18	-	Topix Index, Strike 1,850.00	$5,094	$5,102	$(8)
Morgan Stanley & Co.	15,358	USD	15,358	1/19/18	-	SPDR Gold Shares, Strike 135.00 (k)	11,211	5,778	5,433
Morgan Stanley & Co.	19,326	USD	19,326	3/16/18	-	SPDR Gold Shares, Strike 140.00 (k)	10,823	8,926	1,897
UBS AG	4,067	USD	4,067	1/18/19	-	Pioneer Natural Resources Co., Strike 165.00	65,601	59,886	5,715

							92,729	79,692	13,037

Put
Bank of America N.A.	7,720,418	USD	7,720,418	12/07/17	Receive	3-Month USD LIBOR BBA 10 year Swaption, Underlying swap terminates 12/11/27, Strike 2.40	16,985	44,327	(27,342)
Deutsche Bank AG	190	EUR	190	9/21/18	-	Euro STOXX 50 Index, Strike 2,586.07	69,380	7,156	62,224
Goldman Sachs International	14,791,366	EUR	14,791,366	10/03/17	Receive	6-Month EUR LIBOR BBA 5 year Swaption, Underlying swap terminates 10/05/22, Strike 0.76	20,126	-	20,126
Goldman Sachs International	15,440,951	USD	15,440,951	12/07/17	Receive	3-Month USD LIBOR BBA 10 year Swaption, Underlying swap terminates 12/11/27, Strike 2.28	59,834	165,831	(105,997)
Goldman Sachs International	10,041,956	USD	10,041,956	3/22/18	Receive	3-Month USD LIBOR BBA 5 year Swaption, Underlying swap terminates 3/27/28, Strike 2.81	40,168	53,776	(13,608)

The accompanying notes are an integral part of the consolidated financial statements.

22

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

OTC Counterparty	Units	Notional Amount		Expiration Date	Pay/Receive Exercise Rate	Description	Premiums Received	Value	Unrealized Appreciation/ (Depreciation)
Written Options (Continued)
Put (Continued)
Goldman Sachs International	8,047,184	USD	8,047,184	5/02/18	Receive	3-Month USD LIBOR BBA 5 year Swaption, Underlying swap terminates 5/04/23, Strike 2.50	$59,886	$22,201	$37,685
Morgan Stanley & Co.	189,232	JPY	189,232	1/12/18	-	Topix Index, Strike 1,550.00	25,161	26,415	(1,254)
Morgan Stanley & Co.	15,358	USD	15,358	1/19/18	-	SPDR Gold Shares, Strike 110.00 (k)	13,454	4,768	8,686
Morgan Stanley & Co.	19,305	USD	19,305	2/16/18	-	SPDR Gold Shares, Strike 115.00 (k)	11,649	19,967	(8,318)
Morgan Stanley & Co.	11,595	USD	11,595	3/16/18	-	SPDR Gold Shares, Strike 115.00 (k)	13,218	15,254	(2,036)
UBS AG	49,917	USD	49,917	1/18/19	-	BP PLC, Strike 25.00	55,907	18,220	37,687
UBS AG	33,608	USD	33,608	1/18/19	-	Suncor Energy Inc., Strike 25.00	65,032	24,198	40,834
UBS AG	25,986	USD	25,986	1/18/19	-	ConocoPhillips, Strike 35.00	56,480	25,856	30,624
UBS AG	28,493	USD	28,493	1/18/19	-	Royal Dutch Shell PLC, Strike 40.00	59,835	12,822	47,013
UBS AG	34,322	USD	34,322	1/18/19	-	Total SA, Strike 40.00	77,225	31,748	45,477
UBS AG	23,126	USD	23,126	1/18/19	-	Occidental Petroleum Corp., Strike 45.00	50,877	31,567	19,310
UBS AG	15,577	USD	15,577	1/18/19	-	Siberian Energy Group Inc., Strike 60.00	50,624	52,182	(1,558)
UBS AG	10,761	USD	10,761	1/18/19	-	Exxon Mobil Corp., Strike 60.00	17,217	12,106	5,111
UBS AG	15,828	USD	15,828	1/18/19	-	Chevron Corp., Strike 80.00	51,441	25,325	26,116

							814,499	593,719	220,780

							$907,228	$673,411	$233,817

The Fund had the following open Forward contracts at September 30, 2017:

Forward Contracts

		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
Contracts to Buy
JPY	169,776,792	Barclays Bank PLC*	12/07/17	$1,505,000	$8,250

EUR	1,845,000	BNP Paribas SA*	12/15/17	2,204,009	(14,643)

JPY	162,883,588	Citibank N.A.*	10/26/17	1,499,000	(49,970)

EUR	1,769,000	Deutsche Bank AG*	11/16/17	2,134,219	(38,557)

EUR	1,313,000	Goldman Sachs International*	10/12/17	1,494,138	58,452

JPY	203,953,556	Goldman Sachs International*	12/14/17	1,819,000	(295)

				3,313,138	58,157

GBP	3,537,000	JP Morgan Chase Bank N.A.*	11/16/17	4,578,806	167,148

NOK	4,572,000	Morgan Stanley & Co.*	10/27/17	574,627	(274)

The accompanying notes are an integral part of the consolidated financial statements.

23

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

		Counterparty	Settlement Date		In Exchange for	Unrealized Appreciation/ (Depreciation)
Contracts to Buy (Continued)
EUR	1,300,000	UBS AG*	10/19/17		$1,482,988	$54,798

EUR	4,913,593	UBS AG*	12/14/17		5,834,404	(4,086)

EUR	1,845,000	UBS AG*	12/15/17		2,201,989	(12,623)

					9,519,381	38,089

					$25,328,180	$168,200

Contracts to Deliver
AUD	1,796,000	Citibank N.A.*	10/12/17		$1,325,951	$(82,706)

AUD	687,000	Deutsche Bank AG*	12/15/17		544,296	5,873

AUD	1,771,000	Goldman Sachs International*	10/12/17		1,306,493	(82,556)

AUD	4,540,913	Goldman Sachs International*	10/20/17		3,599,945	38,719

EUR	1,313,000	Goldman Sachs International*	10/12/17		1,533,925	(18,665)

					6,440,363	(62,502)

NZD	2,052,000	JP Morgan Chase Bank N.A.*	10/19/17		1,410,750	(70,935)

EUR	400,000	UBS AG*	10/23/17		479,888	6,623

NZD	1,917,000	UBS AG*	12/07/17		1,389,844	6,974

					1,869,732	13,597

					$11,591,092	$(196,673)

Cross Currency Forwards
EUR	1,249,000	Deutsche Bank AG*	12/15/17	PLN	$5,351,840	$15,292

*	Contracts are subject to a Master Netting Agreement.

The Fund had the following open Futures contracts at September 30, 2017:

Futures

	Expiration Date	Number of Contracts	Notional Amount	Value/ Net Unrealized Appreciation/ (Depreciation)
Futures Contracts — Short
Yen Denom Nikkei	12/07/17	(8)	$(685,997)	$(37,398)
Euro Stoxx 50 Index	12/15/17	(6)	(248,851)	(4,738)
Nasdaq 100 E Mini Index	12/15/17	(12)	(1,441,384)	5,584
Russell 2000 E Mini Index	12/15/17	(32)	(2,275,844)	(112,796)
S&P 500 E Mini Index	12/15/17	(24)	(2,989,659)	(29,661)

				$(179,009)

The accompanying notes are an integral part of the consolidated financial statements.

24

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

The Fund had the following open Swap agreements at September 30, 2017:

Swaps

Counterparty	Currency	Notional Amount	Expiration Date	Payment Frequency	Receive (Pay) Fixed Rate	Deliverable on Default	Unrealized Appreciation (Depreciation)	Premium Received (Paid)	Value
Credit Default Swaps — Buy Protection
OTC Swaps
Barclays Bank PLC	EUR	383,747	6/20/22	Quarterly	(1.000%)	Airbus SE, 5.500%, 9/25/18	$(994)	$(14,058)	$(15,052)
Barclays Bank PLC	EUR	192,400	6/20/22	Quarterly	(1.000%)	Airbus SE, 5.500%, 9/25/18	(89)	(7,458)	(7,547)
Barclays Bank PLC	EUR	383,747	6/20/22	Quarterly	(1.000%)	Akzo Nobel NV, 4.000%, 12/17/18	(1,070)	(9,586)	(10,656)
Barclays Bank PLC	EUR	383,747	6/20/22	Quarterly	(1.000%)	BASF SE, 1.375%, 1/22/19	(627)	(15,188)	(15,815)
Barclays Bank PLC	EUR	383,747	6/20/22	Quarterly	(1.000%)	Bayer AG, 5.625%, 5/23/18	(1,010)	(13,608)	(14,618)
Barclays Bank PLC	EUR	383,747	6/20/22	Quarterly	(1.000%)	BP Capital Markets PLC, 4.200%, 6/15/18	(2,976)	(9,586)	(12,562)
Barclays Bank PLC	EUR	383,747	6/20/22	Quarterly	(1.000%)	Cie de Saint-Gobain, 4.000%, 10/08/18	(900)	(11,813)	(12,713)
Barclays Bank PLC	EUR	383,747	6/20/22	Quarterly	(1.000%)	Royal Dutch Shell PLC, -99% FLOAT, 9/15/19	(2,433)	(12,260)	(14,693)
Barclays Bank PLC	EUR	192,400	6/20/22	Quarterly	(1.000%)	Royal Dutch Shell PLC, -99% FLOAT, 9/15/19	(706)	(6,660)	(7,366)
Barclays Bank PLC	EUR	383,747	6/20/22	Quarterly	(1.000%)	Statoil ASA, 2.000%, 9/10/20	(2,169)	(15,414)	(17,583)
Barclays Bank PLC	EUR	383,747	6/20/22	Quarterly	(1.000%)	Volkswagen AG, 5.375%, 5/22/18	1,528	(8,258)	(6,730)
Barclays Bank PLC	USD	383,550	6/20/22	Quarterly	(1.000%)	Barrick Gold Corp., 5.800%, 11/15/34	(795)	(4,976)	(5,771)
Barclays Bank PLC	USD	383,550	6/20/22	Quarterly	(1.000%)	Caterpillar, Inc., 3.900%, 5/27/21	(547)	(11,540)	(12,087)
Barclays Bank PLC	USD	191,775	6/20/22	Quarterly	(1.000%)	Caterpillar, Inc., 3.900%, 5/27/21	(34)	(6,009)	(6,043)
Barclays Bank PLC	USD	383,750	6/20/22	Quarterly	(1.000%)	CSX Corp., 3.700%, 11/01/23	1,449	(13,125)	(11,676)
Barclays Bank PLC	USD	383,550	6/20/22	Quarterly	(1.000%)	Deere & Co., 4.375%, 10/16/19	884	(13,584)	(12,700)
Barclays Bank PLC	USD	383,550	6/20/22	Quarterly	(1.000%)	General Electric Co., 2.700%, 10/09/22	(50)	(11,540)	(11,590)
Barclays Bank PLC	USD	383,750	6/20/22	Quarterly	(1.000%)	International Paper Co., 7.500%, 8/15/21	942	(10,162)	(9,220)
Barclays Bank PLC	USD	383,550	6/20/22	Quarterly	(1.000%)	Norfolk Southern Corp., 3.250%, 12/01/21	1,035	(13,771)	(12,736)
Barclays Bank PLC	USD	383,550	6/20/22	Quarterly	(1.000%)	Southwest Airlines Co., 2.650%, 11/05/20	2,557	(11,540)	(8,983)
Barclays Bank PLC	USD	383,550	6/20/22	Quarterly	(1.000%)	The Dow Chemical Co., 7.375%, 11/01/29	(222)	(9,239)	(9,461)
Barclays Bank PLC	USD	191,775	6/20/22	Quarterly	(1.000%)	The Sherwin-Williams Co., 7.375%, 2/01/27	316	(3,910)	(3,594)

							(5,911)	(233,285)	(239,196)

Centrally Cleared Swaps
	USD	447,715	12/20/22	Quarterly	(5.000%)	CDX.NA.HY.29.V1	(1,680)	(33,384)	(35,064)

The accompanying notes are an integral part of the consolidated financial statements.

25

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

Counterparty	Currency	Notional Amount	Expiration Date	Payment Frequency	Payments Made by Fund	Payments Received by Fund	Unrealized Appreciation (Depreciation)	Premium Received (Paid)	Value
Interest Rate Swaps
Centrally Cleared Swaps
	EUR	6,478,731	3/07/23	Annually/Semi-Annually	Fixed 0.415%	6-Month EURIBOR	$(23,398)	$-	$(23,398)
	EUR	2,500,805	8/15/26	Annually/ Semi-Annually	Fixed 0.373%	6-Month EURIBOR	104,101	52	104,153
	USD	7,320,599	3/07/23	Quarterly/ Semi-Annually	3-Month USD-LIBOR-BBA	Fixed 2.403%	103,682	-	103,682
	USD	9,708,744	4/19/27	Semi-Annually/ Quarterly	Fixed 3.027%	3-Month USD-LIBOR-BBA	(183,016)	-	(183,016)

							1,369	52	1,421

Total Return Swaps
OTC Swaps
BNP Paribas SA	EUR	800	12/21/17	Maturity	Notional amount at expiration date × Strike Price	Gross dividends on Euro STOXX 50 Index x notional amount	$4,822	$-	$4,822
BNP Paribas SA	EUR	1,400	12/21/18	Maturity	Notional amount at expiration date × Strike Price	Gross dividends on Euro STOXX 50 Index x notional amount	24,324	-	24,324
BNP Paribas SA	EUR	1,300	12/21/18	Maturity	Notional amount at expiration date × Strike Price	Gross dividends on Euro STOXX 50 Index x notional amount	16,171	-	16,171
BNP Paribas SA	EUR	1,500	12/21/18	Maturity	Notional amount at expiration date × Strike Price	Gross dividends on Euro STOXX 50 Index x notional amount	19,501	-	19,501
BNP Paribas SA	EUR	900	12/20/19	Maturity	Notional amount at expiration date × Strike Price	Gross dividends on Euro STOXX 50 Index x notional amount	25,955	-	25,955
BNP Paribas SA	EUR	1,900	12/20/19	Maturity	Notional amount at expiration date × Strike Price	Gross dividends on Euro STOXX 50 Index x notional amount	53,446	-	53,446
BNP Paribas SA	EUR	1,700	12/20/19	Maturity	Notional amount at expiration date × Strike Price	Gross dividends on Euro STOXX 50 Index x notional amount	46,614	-	46,614
BNP Paribas SA	EUR	1,400	12/27/19	Maturity	Notional amount at expiration date × Strike Price	Gross dividends on Euro STOXX 50 Index x notional amount	36,733	-	36,733
BNP Paribas SA	EUR	1,000	12/18/20	Maturity	Notional amount at expiration date × Strike Price	Gross dividends on Euro STOXX 50 Index x notional amount	29,548	-	29,548
BNP Paribas SA	EUR	500	12/18/20	Maturity	Notional amount at expiration date × Strike Price	Gross dividends on Euro STOXX 50 Index x notional amount	14,715	-	14,715
BNP Paribas SA	EUR	500	12/18/20	Maturity	Notional amount at expiration date × Strike Price	Gross dividends on Euro STOXX 50 Index x notional amount	14,833	-	14,833
BNP Paribas SA	EUR	400	12/18/20	Maturity	Notional amount at expiration date × Strike Price	Gross dividends on Euro STOXX 50 Index x notional amount	11,961	-	11,961
BNP Paribas SA	EUR	500	12/18/20	Maturity	Notional amount at expiration date × Strike Price	Gross dividends on Euro STOXX 50 Index x notional amount	14,360	-	14,360
BNP Paribas SA	EUR	1,600	12/18/20	Maturity	Notional amount at expiration date × Strike Price	Gross dividends on Euro STOXX 50 Index x notional amount	45,952	-	45,952
BNP Paribas SA	EUR	1,400	12/18/20	Maturity	Notional amount at expiration date × Strike Price	Gross dividends on Euro STOXX 50 Index x notional amount	23,827	-	23,827

The accompanying notes are an integral part of the consolidated financial statements.

26

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

Counterparty	Currency	Notional Amount	Expiration Date	Payment Frequency	Payments Made by Fund	Payments Received by Fund	Unrealized Appreciation (Depreciation)	Premium Received (Paid)	Value
Total Return Swaps (Continued)
OTC Swaps (Continued)
BNP Paribas SA	EUR	700	12/17/21	Maturity	Notional amount at expiration date × Strike Price	Gross dividends on Euro STOXX 50 Index x notional amount	$4,054	$-	$4,054
BNP Paribas SA	EUR	700	12/17/21	Maturity	Notional amount at expiration date × Strike Price	Gross dividends on Euro STOXX 50 Index x notional amount	11,996	-	11,996
BNP Paribas SA	EUR	700	12/17/21	Maturity	Notional amount at expiration date × Strike Price	Gross dividends on Euro STOXX 50 Index x notional amount	9,101	-	9,101
BNP Paribas SA	EUR	700	12/16/22	Maturity	Notional amount at expiration date × Strike Price	Gross dividends on Euro STOXX 50 Index x notional amount	2,647	-	2,647
BNP Paribas SA	EUR	400	12/16/22	Maturity	Notional amount at expiration date × Strike Price	Gross dividends on Euro STOXX 50 Index x notional amount	2,127	-	2,127
BNP Paribas SA	JPY	90,000	4/02/18	Maturity	Notional amount at expiration date × Strike Price	Gross dividends on NIKKEI 225 Index x notional amount	32,785	-	32,785
BNP Paribas SA	JPY	90,000	4/02/18	Maturity	Notional amount at expiration date × Strike Price	Gross dividends on NIKKEI 225 Index x notional amount	30,193	-	30,193
BNP Paribas SA	JPY	50,000	3/29/19	Maturity	Notional amount at expiration date × Strike Price	Gross dividends on NIKKEI 225 Index x notional amount	22,439	-	22,439
BNP Paribas SA	JPY	40,000	3/29/19	Maturity	Notional amount at expiration date × Strike Price	Gross dividends on NIKKEI 225 Index x notional amount	20,884	-	20,884
BNP Paribas SA	JPY	90,000	3/29/19	Maturity	Notional amount at expiration date × Strike Price	Gross dividends on NIKKEI 225 Index x notional amount	48,469	-	48,469
BNP Paribas SA	JPY	70,000	3/21/20	Maturity	Notional amount at expiration date × Strike Price	Gross dividends on NIKKEI 225 Index x notional amount	53,997	-	53,997
BNP Paribas SA	JPY	60,000	3/31/20	Maturity	Notional amount at expiration date × Strike Price	Gross dividends on NIKKEI 225 Index x notional amount	41,484	-	41,484
BNP Paribas SA	JPY	50,000	3/31/20	Maturity	Notional amount at expiration date × Strike Price	Gross dividends on NIKKEI 225 Index x notional amount	34,303	-	34,303
BNP Paribas SA	JPY	20,000	3/31/21	Maturity	Notional amount at expiration date × Strike Price	Gross dividends on NIKKEI 225 Index x notional amount	1,422	-	1,422
BNP Paribas SA	JPY	30,000	3/31/21	Maturity	Notional amount at expiration date × Strike Price	Gross dividends on NIKKEI 225 Index x notional amount	12,464	-	12,464
BNP Paribas SA	JPY	10,000	3/31/21	Maturity	Notional amount at expiration date × Strike Price	Gross dividends on NIKKEI 225 Index x notional amount	3,688	-	3,688
BNP Paribas SA	JPY	10,000	3/31/21	Maturity	Notional amount at expiration date × Strike Price	Gross dividends on NIKKEI 225 Index x notional amount	3,910	-	3,910
BNP Paribas SA	JPY	60,000	4/01/21	Maturity	Notional amount at expiration date × Strike Price	Gross dividends on NIKKEI 225 Index x notional amount	22,128	-	22,128
BNP Paribas SA	JPY	20,000	3/31/22	Maturity	Notional amount at expiration date × Strike Price	Gross dividends on NIKKEI 225 Index x notional amount	6,363	-	6,363

The accompanying notes are an integral part of the consolidated financial statements.

27

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

Counterparty	Currency	Notional Amount	Expiration Date	Payment Frequency	Payments Made by Fund	Payments Received by Fund	Unrealized Appreciation (Depreciation)	Premium Received (Paid)	Value
Total Return Swaps (Continued)
OTC Swaps (Continued)
BNP Paribas SA	JPY	20,000	3/31/22	Maturity	Notional amount at expiration date × Strike Price	Gross dividends on NIKKEI 225 Index x notional amount	$2,282	$(806)	$1,476
BNP Paribas SA	JPY	30,000	3/31/22	Maturity	Notional amount at expiration date × Strike Price	Gross dividends on NIKKEI 225 Index x notional amount	9,811	-	9,811
BNP Paribas SA	JPY	60,000	4/01/22	Maturity	Notional amount at expiration date × Strike Price	Gross dividends on NIKKEI 225 Index x notional amount	22,022	-	22,022
BNP Paribas SA	JPY	20,000	3/31/23	Maturity	Notional amount at expiration date × Strike Price	Gross dividends on NIKKEI 225 Index x notional amount	1,991	-	1,991
BNP Paribas SA	USD	8,000	12/21/18	Maturity	Notional amount at expiration date × Strike Price	Gross dividends on S&P 500 Annual Dividend Index x notional amount	49,200	-	49,200
BNP Paribas SA	USD	4,000	12/17/21	Maturity	Notional amount at expiration date × Strike Price	Gross dividends on S&P 500 Annual Dividend Index x notional amount	36,600	-	36,600
Goldman Sachs International	USD	3,250	12/18/20	Maturity	Notional amount at expiration date × Strike Price	Gross dividends on S&P 500 Annual Dividend Index x notional amount	26,894	-	26,894
JP Morgan Chase Bank N.A.	JPY	20,000	4/03/23	Maturity	Notional amount at expiration date × Strike Price	Gross dividends on NIKKEI 225 Index x notional amount	1,102	-	1,102

							897,118	(806)	896,312

Deliver	Receive	Expiration Date	Counterparty	(Buy)/ Sell	Payments Made by Fund	Payments Received by Fund	Unrealized Appreciation (Depreciation)	Premium Received (Paid)	Value
Currency Swaps
OTC Swaps
124,400,006 JPY	1,111,614 USD	3/15/18	Bank of America N.A.	Sell	Notional Amount x 0.10%	Notional Amount x 1.84%	$8,966	$-	$8,966
188,550,005 JPY	1,672,043 USD	3/15/18	Bank of America N.A.	Sell	Notional Amount x 0.10%	Notional Amount x 1.96%	1,787	-	1,787
384,149,987 JPY	3,740,552 USD	10/15/18	Bank of America N.A.	Sell	Notional Amount x 0.10%	Notional Amount x 2.01%	355,122	(317)	354,805

							365,875	(317)	365,558

Collateral for swap agreements held by Citibank N.A. amounted to $280,880 in cash at September 30, 2017. A portion of the cash collateral received from Bank of America N.A., BNP Paribas SA, Goldman Sachs International and JP Morgan Chase Bank N.A. in the amounts of $290,000, $870,000, and $60,000, and $10,000 respectively, was related to swap agreements at September 30, 2017.

Currency Legend

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLN	Polish Zloty
SGD	Singapore Dollar
TRY	New Turkish Lira
USD	U.S. Dollar

The accompanying notes are an integral part of the consolidated financial statements.

28

MassMutual Select BlackRock Global Allocation Fund – Consolidated Financial Statements

Consolidated Statement of Assets and Liabilities

September 30, 2017

Assets:
Investments, at value (Note 2) (a)	$580,657,427
Other short-term investments, at value (Note 2) (b)	32,329,638

Total investments	612,987,065

Cash	152,926
Foreign currency, at value (c)	80,960
Receivables from:
Investments sold	28,137,589
Collateral pledged for securities sold short	2,242,726
Collateral pledged for open derivative instruments (Note 2)	280,880
Open forward foreign currency contracts (Note 2)	362,129
Investment adviser (Note 3)	140,556
Fund shares sold	844,418
Interest and dividends	1,930,495
Interest tax reclaim receivable	119,156
Foreign taxes withheld	318,601
Open swap agreements, at value (Note 2)	1,261,870
Prepaid expenses	27,382

Total assets	648,886,753

Liabilities:
Payables for:
Investments purchased	38,340,110
Collateral held for open derivative instruments (Note 2)	2,180,000
Written options outstanding, at value (Note 2) (d)	673,411
Securities sold short, at value (Note 2)	3,125,195
Open forward foreign currency contracts (Note 2)	375,310
Interest and dividends	5,814
Fund shares repurchased	354,818
Premium on purchased options	153,490
Open swap agreements, at value (Note 2)	239,196
Trustees’ fees and expenses (Note 3)	96,670
Variation margin on open derivative instruments (Note 2)	52,502
Affiliates (Note 3):
Investment advisory fees	386,179
Administration fees	47,536
Service fees	18,600
Shareholder service fees	2,174
Distribution fees	8,809
Accrued expense and other liabilities	457,748

Total liabilities	46,517,562

Net assets	$602,369,191

Net assets consist of:
Paid-in capital	$547,701,715
Undistributed (accumulated) net investment income (loss)	8,340,776
Accumulated net realized gain (loss) on investments and foreign currency transactions	(1,210,376)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	47,537,076

Net assets	$602,369,191

(a) Cost of investments:	$533,682,152
(b) Cost of other short-term investments:	$32,328,285
(c) Cost of foreign currency:	$80,842
(d) Premiums on written options:	$907,228
(e) Proceeds from securities sold short:	$2,553,829

The accompanying notes are an integral part of the consolidated financial statements.

29

MassMutual Select BlackRock Global Allocation Fund – Consolidated Financial Statements (Continued)

Consolidated Statement of Assets and Liabilities

September 30, 2017

Class I shares:
Net assets	$545,486,833

Shares outstanding (a)	48,849,608

Net asset value, offering price and redemption price per share	$11.17

Class R5 shares:
Net assets	$7,553,574

Shares outstanding (a)	667,787

Net asset value, offering price and redemption price per share	$11.31

Service Class shares:
Net assets	$11,011,043

Shares outstanding (a)	988,015

Net asset value, offering price and redemption price per share	$11.14

Administrative Class shares:
Net assets	$9,916,275

Shares outstanding (a)	863,629

Net asset value, offering price and redemption price per share	$11.48

Class A shares:
Net assets	$3,873,216

Shares outstanding (a)	349,562

Net asset value, and redemption price per share	$11.08

Offering price per share (100/[100-maximum sales charge] of net asset value)	$11.76

Class R4 shares:
Net assets	$10,526,944

Shares outstanding (a)	957,246

Net asset value, offering price and redemption price per share	$11.00

Class R3 shares:
Net assets	$14,001,306

Shares outstanding (a)	1,278,595

Net asset value, offering price and redemption price per share	$10.95

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the consolidated financial statements.

30

MassMutual Select BlackRock Global Allocation Fund – Consolidated Financial Statements (Continued)

Consolidated Statement of Operations

For the Year Ended September 30, 2017

Investment income (Note 2):
Dividends (a)	$7,394,008
Interest (b)	5,088,623

Total investment income	12,482,631

Expenses (Note 3):
Investment advisory fees	4,547,402
Custody fees	712,817
Dividend expense on short sales	116,874
Audit fees	138,191
Legal fees	22,227
Accounting & Administration fees	94,731
Proxy fees	976
Shareholder reporting fees	73,798
Trustees’ fees	39,276
Registration and filing fees	84,613
Transfer agent fees	2,995

5,833,900
Administration fees:
Class R5	7,103
Service Class	16,738
Administrative Class	14,438
Class A	7,889
Class R4	25,339
Class R3	25,450
Distribution fees:
Class R3	31,812
Distribution and Service fees:
Class A	13,148
Class R4	31,673
Class R3	31,812
Shareholder service fees:
Service Class	5,579
Administrative Class	14,438
Class A	7,889

Total expenses	6,067,208
Expenses waived:
Class I fees reimbursed by adviser	(1,000,048)
Class R5 fees reimbursed by adviser	(13,548)
Service Class fees reimbursed by adviser	(21,218)
Administrative Class fees reimbursed by adviser	(18,332)
Class A fees reimbursed by adviser	(9,919)
Class R4 fees reimbursed by adviser	(23,945)
Class R3 fees reimbursed by adviser	(24,316)

Net expenses	4,955,882

Net investment income (loss)	7,526,749

The accompanying notes are an integral part of the consolidated financial statements.

31

MassMutual Select BlackRock Global Allocation Fund – Consolidated Financial Statements (Continued)

Consolidated Statement of Operations

For the Year Ended September 30, 2017

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	$9,430,414
Futures contracts	(3,163,844)
Written options	1,778,235
Equities sold short	2,339,595
Swap agreements	18,953
Foreign currency transactions	150,316
Forward contracts	2,440,130

Net realized gain (loss)	12,993,799

Net change in unrealized appreciation (depreciation) on:
Investment transactions	37,289,834 *
Futures contracts	92,043
Written options	(244,128)
Equities sold short	(485,810)
Swap agreements	2,325,690
Translation of assets and liabilities in foreign currencies	19,015
Forward contracts	836,466

Net change in unrealized appreciation (depreciation)	39,833,110

Net realized gain (loss) and change in unrealized appreciation (depreciation)	52,826,909

Net increase (decrease) in net assets resulting from operations	$60,353,658

(a) Net of foreign withholding tax of:	$431,885
(b) Net of foreign withholding tax of:	$324
*	Net decrease in accrued foreign capital gains tax of $120,587

The accompanying notes are an integral part of the consolidated financial statements.

32

MassMutual Select BlackRock Global Allocation Fund – Consolidated Financial Statements (Continued)

Consolidated Statement of Changes in Net Assets

	Year Ended September 30, 2017	Year Ended September 30, 2016
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$7,526,749	$8,062,514
Net realized gain (loss)	12,993,799	(12,310,561)
Net change in unrealized appreciation (depreciation)	39,833,110	40,504,283

Net increase (decrease) in net assets resulting from operations	60,353,658	36,256,236

Distributions to shareholders (Note 2):
From net investment income:
Class I	(4,830,083)	(4,869,338)
Class R5	(56,300)	(52,551)
Service Class	(82,030)	(87,537)
Administrative Class	(53,040)	(50,140)
Class A	(19,896)	(5,165)
Class R4	(99,371)	(40,214)
Class R3	(56,263)	(24,764)

Total distributions from net investment income	(5,196,983)	(5,129,709)

From net realized gains:
Class I	-	(31,056,390)
Class R5	-	(385,924)
Service Class	-	(760,006)
Administrative Class	-	(613,951)
Class A	-	(329,559)
Class R4	-	(335,250)
Class R3	-	(240,425)

Total distributions from net realized gains	-	(33,721,505)

Net fund share transactions (Note 5):
Class I	(24,044,214)	(67,586,821)
Class R5	(503,996)	7,541
Service Class	(1,913,871)	(3,434,799)
Administrative Class	(982,561)	(4,222,420)
Class A	(2,362,452)	(1,229,207)
Class R4	(6,909,178)	13,198,789
Class R3	2,382,483	7,659,451

Increase (decrease) in net assets from fund share transactions	(34,333,789)	(55,607,466)

Total increase (decrease) in net assets	20,822,886	(58,202,444)
Net assets
Beginning of year	581,546,305	639,748,749

End of year	$602,369,191	$581,546,305

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$8,340,776	$4,287,912

The accompanying notes are an integral part of the consolidated financial statements.

33

MassMutual Select BlackRock Global Allocation Fund – Consolidated Financial Statements (Continued)

Consolidated Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]
Class I
9/30/17	$10.16	$0.14	$0.97	$1.11	$(0.10)	$-	$(0.10)	$11.17	10.99%
9/30/16	10.11	0.14	0.53	0.67	(0.08)	(0.54)	(0.62)	10.16	6.91%
9/30/15[i]	10.73	0.11	(0.48)	(0.37)	(0.07)	(0.18)	(0.25)	10.11	(3.53%	)[b]
12/31/14[h]	11.80	0.13	0.06	0.19	(0.28)	(0.98)	(1.26)	10.73	1.57%	[b]
Class R5
9/30/17	$10.29	$0.13	$0.98	$1.11	$(0.09)	$-	$(0.09)	$11.31	10.83%
9/30/16	10.23	0.13	0.54	0.67	(0.07)	(0.54)	(0.61)	10.29	6.81%
9/30/15[i]	10.87	0.10	(0.49)	(0.39)	(0.07)	(0.18)	(0.25)	10.23	(3.67%	)[b]
12/31/14	11.74	0.25	(0.02)	0.23	(0.12)	(0.98)	(1.10)	10.87	1.89%
12/31/13	10.73	0.12	1.44	1.56	(0.15)	(0.40)	(0.55)	11.74	14.65%
12/31/12	9.93	0.17	0.84	1.01	(0.18)	(0.03)	(0.21)	10.73	10.13%
Service Class
9/30/17	$10.14	$0.12	$0.95	$1.07	$(0.07)	$-	$(0.07)	$11.14	10.66%
9/30/16	10.08	0.12	0.54	0.66	(0.06)	(0.54)	(0.60)	10.14	6.79%
9/30/15[i]	10.72	0.10	(0.49)	(0.39)	(0.07)	(0.18)	(0.25)	10.08	(3.72%	)[b]
12/31/14	11.74	0.19	0.03	0.22	(0.26)	(0.98)	(1.24)	10.72	1.80%
12/31/13	10.72	0.11	1.44	1.55	(0.13)	(0.40)	(0.53)	11.74	14.48%
12/31/12	9.93	0.15	0.85	1.00	(0.18)	(0.03)	(0.21)	10.72	10.10%
Administrative Class
9/30/17	$10.44	$0.11	$0.99	$1.10	$(0.06)	$-	$(0.06)	$11.48	10.59%
9/30/16	10.36	0.11	0.55	0.66	(0.04)	(0.54)	(0.58)	10.44	6.61%
9/30/15[i]	11.02	0.09	(0.50)	(0.41)	(0.07)	(0.18)	(0.25)	10.36	(3.80%	)[b]
12/31/14	12.03	0.18	0.03	0.21	(0.24)	(0.98)	(1.22)	11.02	1.70%
12/31/13	10.98	0.09	1.48	1.57	(0.12)	(0.40)	(0.52)	12.03	14.36%
12/31/12	10.17	0.14	0.87	1.01	(0.17)	(0.03)	(0.20)	10.98	9.86%
Class A
9/30/17	$10.07	$0.08	$0.97	$1.05	$(0.04)	$-	$(0.04)	$11.08	10.42%
9/30/16	10.01	0.09	0.52	0.61	(0.01)	(0.54)	(0.55)	10.07	6.26%
9/30/15[i]	10.67	0.07	(0.48)	(0.41)	(0.07)	(0.18)	(0.25)	10.01	(3.93%	)[b]
12/31/14	11.69	0.15	0.03	0.18	(0.22)	(0.98)	(1.20)	10.67	1.42%
12/31/13	10.69	0.06	1.44	1.50	(0.10)	(0.40)	(0.50)	11.69	14.13%
12/31/12	9.91	0.11	0.84	0.95	(0.14)	(0.03)	(0.17)	10.69	9.57%
Class R4
9/30/17	$10.01	$0.08	$0.97	$1.05	$(0.06)	$-	$(0.06)	$11.00	10.53%
9/30/16	9.99	0.11	0.51	0.62	(0.06)	(0.54)	(0.60)	10.01	6.46%
9/30/15[i]	10.65	0.08	(0.49)	(0.41)	(0.07)	(0.18)	(0.25)	9.99	(3.84%	)[b]
12/31/14[h]	11.73	0.11	0.03	0.14	(0.24)	(0.98)	(1.22)	10.65	1.15%	[b]
Class R3
9/30/17	$9.98	$0.07	$0.95	$1.02	$(0.05)	$-	$(0.05)	$10.95	10.23%
9/30/16	9.98	0.08	0.52	0.60	(0.06)	(0.54)	(0.60)	9.98	6.16%
9/30/15[i]	10.65	0.06	(0.48)	(0.42)	(0.07)	(0.18)	(0.25)	9.98	(4.03%	)[b]
12/31/14[h]	11.73	0.08	0.04	0.12	(0.22)	(0.98)	(1.20)	10.65	0.97%	[b]

	Year ended September 30		Period ended September 30, 2015[b]	Year ended December 31
	2017	2016		2014	2013	2012
Portfolio turnover rate	153%	171%	90%	94%	66%	61%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
y	Short sale dividend and loan expense incurred as a result of entering into short sales is included in the Fund’s net expenses in the Consolidated Statement of Operations.
z	Amount of short sale dividend and loan expense had no impact on the ratio of expenses to average daily net assets.

The accompanying notes are an integral part of the consolidated financial statements.

34

Ratios / Supplemental Data
Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers (including short sale dividend and loan expense)[y]	Ratio of expenses to average daily net assets after expense waivers (including short sale dividend and loan expense)[j],y	Ratio of expenses to average daily net assets after expense waivers (excluding short sale dividend and loan expense)[j]	Net investment income (loss) to average daily net assets (including short sale dividend and loan expense)

$545,487	1.00%	0.81%	0.79%	1.33%
519,733	0.97%	0.80%	0.79%	1.39%
590,934	0.96%[a]	0.79%[a]	0.79%[a,z]	1.39%[a]
611,549	0.96%[a]	0.79%[a]	0.79%[a,z]	1.40%[a]

$7,554	1.10%	0.91%	0.89%	1.23%
7,390	1.07%	0.90%	0.89%	1.33%
7,340	1.06%[a]	0.89%[a]	0.89%[a,z]	1.26%[a]
12,994	1.01%	0.88%	0.88%[z]	2.12%
615,383	0.97%	0.86%	0.86%[z]	1.04%
547,436	1.00%	0.86%	0.86%	1.57%

$11,011	1.20%	1.01%	0.99%	1.12%
11,890	1.17%	1.00%	0.99%	1.23%
15,267	1.16%[a]	0.99%[a]	0.99%[a,z]	1.21%[a]
11,605	1.14%	0.99%	0.99%[z]	1.61%
11,658	1.07%	0.96%	0.96%[z]	0.98%
16,060	1.10%	0.96%	0.96%	1.45%

$9,916	1.30%	1.11%	1.09%	1.03%
9,991	1.27%	1.10%	1.09%	1.11%
14,055	1.26%[a]	1.09%[a]	1.09%[a,z]	1.09%[a]
16,936	1.25%	1.10%	1.10%[z]	1.50%
19,051	1.22%	1.11%	1.11%[z]	0.79%
23,253	1.25%	1.11%	1.11%	1.29%

$3,873	1.55%	1.36%	1.34%	0.77%
5,748	1.52%	1.35%	1.34%	0.87%
6,922	1.51%[a]	1.34%[a]	1.34%[a,z]	0.85%[a]
8,694	1.50%	1.35%	1.35%[z]	1.26%
8,844	1.47%	1.36%	1.36%[z]	0.53%
6,060	1.50%	1.36%	1.36%	1.07%

$10,527	1.45%	1.26%	1.24%	0.82%
16,392	1.42%	1.25%	1.24%	1.10%
2,642	1.41%[a]	1.24%[a]	1.24%[a,z]	0.93%[a]
101	1.41%[a]	1.24%[a]	1.24%[a,z]	1.20%[a]

$14,001	1.70%	1.51%	1.49%	0.64%
10,403	1.67%	1.50%	1.49%	0.83%
2,587	1.66%[a]	1.49%[a]	1.49%[a,z]	0.73%[a]
101	1.66%[a]	1.49%[a]	1.49%[a,z]	0.95%[a]

35

Notes to Consolidated Financial Statements

1.	The Fund

MassMutual Select Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company. The Trust is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated May 28, 1993, as amended and restated as of November 21, 2011, as it may be further amended from time to time. The MassMutual Select BlackRock Global Allocation Fund (the “Fund”) is a series of the Trust.

Each share class of the Fund represents an interest in the same portfolio of assets. The principal difference among the classes is the level of service and administration fees, and shareholder and distribution service expenses borne by the classes. Because each class will have different fees and expenses, performance and share prices will vary between the classes. The classes of shares are offered to different types of investors, as outlined in the Fund’s Prospectus.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed consistently by the Fund in the preparation of the consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”). The preparation of the consolidated financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the consolidated financial statements. Actual results could differ from those estimates.

Basis of Consolidation

The accompanying consolidated financial statements for the Fund include the accounts of MassMutual Select Cayman Global Allocation Fund I, Ltd. (the “Subsidiary”), a wholly owned subsidiary of the Fund, which primarily invests in commodity-related investments consistent with the Fund’s investment objectives and policies as stated in its Prospectus and Statement of Additional Information. The Subsidiary allows the Fund to hold these commodity-related investments and still satisfy regulated investment company tax requirements. The Fund may invest up to 25% of its total assets in the Subsidiary. Intercompany accounts and transactions have been eliminated. As of September 30, 2017, the Fund’s net assets were $602,369,191, of which $25,038,280 or 4.16%, represents the Subsidiary’s net assets.

Investment Valuation

The net asset value of the Fund’s shares is determined once daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), on each day the NYSE is open for trading (a “business day”). The NYSE normally closes at 4:00 p.m. Eastern Time, but may close earlier on some days. If the NYSE is scheduled to close early, the business day will be considered to end as of the time of the NYSE’s scheduled close. The Fund will not treat an intraday disruption in NYSE trading or other event that causes an unscheduled closing of the NYSE as a close of business of the NYSE for these purposes and will instead fair value securities in accordance with procedures approved annually by the Trustees, and under the general oversight of the Trustees. On holidays and other days when the NYSE is closed, the Fund’s net asset value generally is not calculated and the Fund does not anticipate accepting buy or sell orders. However, the value of the Fund’s assets may still be affected on such days to the extent that the Fund holds foreign securities that trade on days that foreign securities markets are open.

Equity securities and derivative contracts that are actively traded on a national securities exchange or contract market are valued on the basis of information furnished by a pricing service, which provides the last reported sale price, or, in the case of futures contracts, the settlement price, for securities or derivatives listed on the exchange or contract market or the official closing price on the NASDAQ National Market System (“NASDAQ System”), or in the case of over-the-counter (“OTC”) securities for which an official closing price is unavailable or not reported on the NASDAQ System, the last reported bid price. Portfolio securities traded on more than one national securities exchange are valued at the last price at the close of the exchange representing the principal market for such securities. Debt securities are valued on the basis of valuations furnished by a pricing service, which generally determines valuations taking into account factors such as institutional-size trading in similar securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Shares of other open-end mutual funds are valued at their closing net asset values as reported on each business day.

36

Notes to Consolidated Financial Statements (Continued)

Investments for which market quotations are readily available are marked to market daily based on those quotations. Market quotations may be provided by third-party vendors or market makers, and may be determined on the basis of a variety of factors, such as broker quotations, financial modeling, and other market data, such as market indexes and yield curves, counterparty information, and foreign exchange rates. U.S. Government and agency securities may be valued on the basis of market quotations or using a model that may incorporate market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. The fair values of OTC derivative contracts, including forward, swap, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices, may be based on market quotations or may be modeled using a series of techniques, including simulation models, depending on the contract and the terms of the transaction. The fair values of asset-backed securities and mortgage-backed securities are estimated based on models that consider the estimated cash flows of each debt tranche of the issuer, established benchmark yield, and estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche, including, but not limited to, prepayment speed assumptions and attributes of the collateral. Restricted securities are generally valued at a discount to similar publicly traded securities.

Investments for which market quotations are not available or for which a pricing service or vendor does not provide a value, or for which such market quotations or values are considered by the investment adviser or subadviser to be unreliable (including, for example, certain foreign securities, thinly-traded securities, certain restricted securities, certain initial public offerings, or securities whose values may have been affected by a significant event) are stated at fair valuations determined in good faith by the Fund’s Valuation Committee1 in accordance with procedures approved annually by the Board of Trustees (“Trustees”), and under the general oversight of the Trustees. The Fund’s Valuation Committee employs various methods to determine fair valuations including a regular review of significant inputs and assumptions and review of any related market activity. The Fund’s Valuation Committee reports to the Trustees at its regularly scheduled meetings. It is possible that fair value prices will be used by the Fund to a significant extent. The value determined for an investment using the Fund’s fair value procedures may differ from recent market prices for the investment and may be significantly different from the value realized upon the sale of such investment.

The Fund may invest in securities that are traded principally in foreign markets and that trade on weekends and other days when the Fund does not price its shares. As a result, the values of the Fund’s portfolio securities may change on days when the prices of the Fund’s shares are not calculated. The prices of the Fund’s shares will reflect any such changes when the prices of the Fund’s shares are next calculated, which is the next business day. The Fund may use fair value pricing more frequently for securities primarily traded in foreign markets because, among other things, most foreign markets close well before the Fund values its securities. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. The Fund’s investments may be priced based on fair values provided by a third-party vendor, based on certain factors and methodologies applied by such vendor, in the event that there is movement in the U.S. market, between the close of the foreign market and the time the Fund calculates its net asset values. All assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the mean between the buying and selling rates of such currencies against the U.S. dollar at the end of each business day.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and any other investments fair valued using significant unobservable inputs, as described below, the fair valuation approaches used by third party service providers and/or the Fund’s subadvisers utilize one or a combination of, but not limited to, the following inputs:

Market approach: (i) recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers; (ii) recapitalizations and other transactions across the capital structure; and (iii) market multiples of comparable issuers.

Income approach: (i) future cash flows discounted to present value and adjusted as appropriate for liquidity, credit, and/or market risks; (ii) quoted prices for similar investments or assets in active markets; and (iii) other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts, and/or default rates.

[1]	The Valuation Committee consists of the President, Treasurer, Assistant Treasurers, Vice Presidents (except for the CCO), Secretary, and Assistant Secretaries of the Trust, as well as such alternate members as the Trustees may from time to time designate. The Valuation Committee reviews and determines the fair valuation of portfolio securities and the Fund’s pricing procedures in general.

37

Notes to Consolidated Financial Statements (Continued)

Cost approach: (i) audited or unaudited financial statements, investor communications, and financial or operational metrics issued by the Private Company; (ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company; (iii) relevant news and other public sources; and (iv) known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing Market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as the current value method (“CVM”), an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The CVM allocates value among the various parts of a company’s capital structure assuming that the value of convertible preferred stock is represented by the most favorable claim the preferred stockholders have on the enterprise value as of the valuation date. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by the Fund. Typically, the most recently available information for a Private Company is as of a date that is earlier than the date the Fund is calculating its net asset value. This factor may result in a difference between the value of the investment and the price the Fund could receive upon the sale of the investment.

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A three-tier hierarchy is utilized to maximize the use of observable market data inputs and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability and are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

Level 1 – quoted prices (unadjusted) in active markets for identical investments that the Fund can access at the measurement date

The types of assets and liabilities categorized in Level 1 generally include actively traded domestic and certain foreign equity securities, derivatives actively traded on a national securities exchange (such as some warrants, rights, futures, and options), and shares of open-end mutual funds.

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

The types of assets and liabilities categorized in Level 2 generally include debt securities such as U.S. Government and agency securities, mortgage-backed securities, asset-backed securities, municipal obligations, sovereign debt obligations, bank loans, corporate bonds, and those securities valued at amortized cost; OTC derivatives such as swaps, options, swaptions, and forward foreign currency exchange contracts; certain restricted securities; and non-exchange traded equity securities and certain foreign equity securities traded on particular foreign exchanges that close before the Fund determines its net asset values.

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The types of assets and liabilities categorized in Level 3 generally include securities for which prices, spreads, or any of the other aforementioned significant inputs are unobservable. Generally, securities whose trading has been suspended or that have been de-listed from their current primary trading exchange; securities in default or bankruptcy proceedings for which there is no current

38

Notes to Consolidated Financial Statements (Continued)

market quotation; securities and certain derivatives valued by broker quotes which may include brokers’ assumptions; and any illiquid Rule 144A securities or restricted securities issued by non-public entities are categorized in Level 3.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy. In addition, in periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Level 1, Level 2, or Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the overall fair value measurement.

The Fund characterized all securities sold short at Level 1, as of September 30, 2017.

The following is the aggregate value by input level, as of September 30, 2017, for the Fund’s remaining investments:

	Level 1	Level 2	Level 3	Total
Asset Investments
Common Stock*
Australia	$-	$43,970	$-	$43,970
Belgium	-	2,531,805	-	2,531,805
Bermuda	1,906,969	947,507	-	2,854,476
Brazil	1,400,747	-	-	1,400,747
British Virgin Islands	1,769,780	-	-	1,769,780
Canada	2,303,029	-	-	2,303,029
Cayman Islands	1,432,155	139,437	-	1,571,592
China	-	48,105	-	48,105
Czech Republic	-	218,955	-	218,955
Denmark	-	41,706	-	41,706
Finland	-	1,913,736	-	1,913,736
France	51,326	16,971,756	-	17,023,082
Germany	-	12,020,000	-	12,020,000
Hong Kong	191,357	4,199,982	-	4,391,339
India	-	7,404,387	-	7,404,387
Indonesia	-	519,730	-	519,730
Ireland	1,741,437	-	-	1,741,437
Israel	2,508	-	-	2,508
Italy	-	5,902,504	-	5,902,504
Japan	-	47,737,305	-	47,737,305
Liberia	55,595	-	-	55,595
Luxembourg	-	2,065	-	2,065
Mexico	9,846	-	-	9,846
Netherlands	9,410	7,861,358	-	7,870,768
Netherlands Antilles	952,712	-	-	952,712
Norway	-	8,422	-	8,422
Panama	16,078	-	-	16,078

39

Notes to Consolidated Financial Statements (Continued)

	Level 1	Level 2	Level 3	Total
Asset Investments (Continued)
Poland	$-	$6,099	$-	$6,099
Portugal	-	576,874	-	576,874
Republic of Korea	-	2,628,348	-	2,628,348
Singapore	-	1,638,633	-	1,638,633
South Africa	-	15,483	-	15,483
Spain	-	2,988,279	-	2,988,279
Sweden	-	3,606,063	-	3,606,063
Switzerland	1,480,759	7,096,708	-	8,577,467
Taiwan	-	3,868,872	-	3,868,872
Thailand	543,896	563,321	-	1,107,217
Turkey	-	10,907	-	10,907
United Kingdom	5,935,687	17,440,249	-	23,375,936
United States	162,622,380	-	57,192	162,679,572
Preferred Stock*
Brazil	15,145	-	-	15,145
Republic of Korea	-	16,257	-	16,257
United States	4,863,607	1,745,664	7,398,880	14,008,151
Bank Loans	-	2,464,646	-	2,464,646
Corporate Debt	-	36,479,007	1,547,032	38,026,039
Non-U.S. Government Agency Obligations	-	-	518,174	518,174
Sovereign Debt Obligations	-	66,475,564	-	66,475,564
U.S. Treasury Obligations	-	97,177,130	-	97,177,130
Mutual Funds	28,708,142	-	-	28,708,142
Purchased Options	-	1,804,891	-	1,804,891
Warrants	-	7,859	-	7,859
Short-Term Investments	-	32,329,638	-	32,329,638

Total Investments	$216,012,565	$387,453,222	$9,521,278	$612,987,065

Asset Derivatives
Forward Contracts	$-	$362,129	$-	$362,129
Futures Contracts	5,584	-	-	5,584
Swap Agreements	-	1,469,705	-	1,469,705

Total	$5,584	$1,831,834	$-	$1,837,418

Liability Derivatives
Forward Contracts	$-	$(375,310)	$-	$(375,310)
Futures Contracts	(184,593)	-	-	(184,593)
Swap Agreements	-	(480,674)	-	(480,674)
Written Options	-	(673,411)	-	(673,411)

Total	$(184,593)	$(1,529,395)	$-	$(1,713,988)

*	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets, as applicable.

The assets and liabilities shown in the Consolidated Statement of Assets and Liabilities related to collateral pledged for securities sold short, and collateral pledged and held for open derivative instruments approximate fair value, which would be categorized at Level 2, as of September 30, 2017.

The Fund had transfers between Level 2 and Level 3 of the fair value hierarchy during the year ended September 30, 2017; however, none of the transfers individually or collectively had a material impact on the Fund. The Fund recognizes transfers between the Levels as of the beginning of the year.

40

Notes to Consolidated Financial Statements (Continued)

Following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining value:

Asset Valuation Inputs

	Investments in Securities
	Balance as of 9/30/16	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	(Sales)	Transfers into Level 3*		Transfers (out) of Level 3*	Balance as of 9/30/17	Net Change in Unrealized Appreciation (Depreciation) from Investments Still held as of 9/30/17
Common Stock	$999,822	$-	$(419,593)	$1,215,349	$-	$(1,738,386)	$-		$-	$57,192	$35,669
Preferred Stock	6,112,727	-	-	(624,614)	1,910,767	-	-		-	7,398,880	(624,614)
Corporate Debt†	3,090	-	-	(513,177)	-	-	1,588,630	**	-	1,078,543	(513,177)
Corporate Debt	1,560,628	-	(768,958)	(268,269)	81,443	(136,355)	-		-	468,489	(320,541)
Pass-Through Securities†	482,434	-	-	35,740	-	-	-		-	518,174	35,740

	$9,158,701	$-	$(1,188,551)	$(154,971)	$1,992,210	$(1,874,741)	$1,588,630		$-	$9,521,278	$(1,386,923)

*	The Fund recognizes transfers between the Levels as of the beginning of the year.
**	Transfers occurred between Levels as inputs were less observable.
†	Represents (i) an illiquid 144A security valued by a broker quote or vendor price or (ii) a restricted security issued by a non-public entity valued by a broker quote or vendor price.

The Fund fair values certain of its Level 3 investments using acquisition cost, although the transaction may not have occurred during the current reporting period. These investments are generally privately held investments, but may include defaulted securities and new debt issuances. There may not be a secondary market for such investments, and/or there are a limited number of investors. The determination to fair value such investments at cost is based upon factors consistent with the principles of fair value measurement that are reasonably available to the Valuation Committee. Valuations are reviewed by members of the Valuation Committee utilizing available market information to determine if the carrying value of these investments should be adjusted. Such market data may include, but is not limited to, observations of the trading multiples of public companies considered comparable to the private companies being valued, financial or operational information released by the company, and/or news or corporate events that affect the investment, also referred to as enterprise value (EV) to earnings before interest, taxes, depreciation, and amortization (EBITDA) ratios. Valuations may be adjusted to account for company-specific issues, the lack of liquidity inherent in a nonpublic investment, and the fact that comparable public companies are not identical to the investments being fair valued by the Fund. All market variables are assessed on a regular frequency and calibrated as necessary.

	Fair Value Amount	Valuation Technique	Unobservable Input Description	Value/ Weighted Average Range
Common Stock — $57,192
Jawbone Health Hub, Inc.	$53,741	Market Approach	Intrinsic Value Analysis	$2.73
Lookout, Inc.	3,451	Market Approach	Option Pricing Method / EV Multiple	7.25x

Corporate Debt — $468,489
AliphCom, Inc., Convertible	$61,761	Asset Valuation	Future Cash Distribution	$2.36
AliphCom, Inc., Convertible	4,508	Asset Valuation	Future Cash Distribution	$2.36
Bio City Development Co. B.V., Convertible	402,220	Market Approach	Debt Restructure Analysis — Expected Recovery Rate	42.50%
			Cashflow Discount Rate	17.50%
REI Agro Ltd., Convertible	0	Worthless	Worthless	$0.00

41

Notes to Consolidated Financial Statements (Continued)

	Fair Value Amount	Valuation Technique	Unobservable Input Description	Value/ Weighted Average Range
Preferred Stock — $7,398,880
Domo, Inc. Series D-2, Convertible	$1,510,209	Market Approach	Probability Weighted Expected Return Model
			IPO 2017 Probability	10%
			IPO 2018 Probability	79%
			Sale Scenario Probability	10%
			Insolvency Probability	1%
Dropbox, Inc. Series C, Convertible	1,122,899	Market Approach	EV/Multiple	7.75x
Grand Rounds, Inc. Series C, Convertible	367,609	Market Approach	Option Pricing Method / EV Multiple	11.25x
Lookout, Inc. Series F	576,987	Market Approach	Option Pricing Method / EV Multiple	7.25x
Palantir Technologies, Inc. Series I	607,212	Market Approach	EV/Multiple	11.50x
			1 Year Revenue Growth Rate	38.6%
Uber Technologies, Inc. Series D	3,213,964	Market Approach	EV/Multiple	12.50x
			2 Year Revenue Growth Rate	163.3%

Total	$7,924,561

Derivative Instruments

Derivatives are financial instruments whose values are based on the values of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. Gains or losses from derivatives can be substantially greater than their original cost and can sometimes be unlimited. The Fund may not be able to close out a derivative transaction at a favorable time or price. The Fund held derivatives during the year ended September 30, 2017. The following table shows how the Fund used these types of derivatives during the year (marked with an “A”), as well as additional uses, if any, it may have for them in the future (marked with an “M”).

Type of Derivative and Objective for Use
Foreign Currency Exchange Transactions*
Hedging/Risk Management	A
Directional Exposures to Currencies	A

Futures Contracts**
Hedging/Risk Management	A
Duration/Credit Quality Management	M
Substitution for Direct Investment	A

Interest Rate Swaps***
Hedging/Risk Management	A
Duration Management	A
Substitution for Direct Investment	A

Total Return Swaps****
Hedging/Risk Management	M
Duration/Credit Quality Management	M
Substitution for Direct Investment	A
Market Access	M

42

Notes to Consolidated Financial Statements (Continued)

Type of Derivative and Objective for Use
Credit Default Swaps (Protection Buyer)
Hedging/Risk Management	A
Duration/Credit Quality Management	M
Income	M
Substitution for Direct Investment	A

Credit Default Swaps (Protection Seller)
Hedging/Risk Management	M
Duration/Credit Quality Management	M
Income	M
Substitution for Direct Investment	A

Options (Purchased)
Hedging/Risk Management	A
Duration/Credit Quality Management	A
Substitution for Direct Investment	A
Directional Investment	A

Options (Written)
Hedging/Risk Management	A
Duration/Credit Quality Management	A
Income	A
Substitution for Direct Investment	M
Directional Investment	A
*	Includes any options purchased or written, futures contracts, forward contracts, and swap agreements, if applicable.
**	Includes any options purchased or written on futures contracts, if applicable.
***	Includes any caps, floors, and collars, and related purchased or written options, if applicable.
****	Includes any index swaps, if applicable.

At September 30, 2017, and during the year then ended, the Fund had the following derivatives and transactions in derivatives, grouped into the indicated risk categories:

	Credit Risk	Equity Risk	Foreign Exchange Risk	Interest Rate Risk	Total
Asset Derivatives
Forward Contracts*	$-	$-	$362,129	$-	$362,129
Futures Contracts^^	-	5,584	-	-	5,584
Swap Agreements*	-	896,312	365,558	-	1,261,870
Swap Agreements^^,^^^	-	-	-	207,835	207,835
Purchased Options*	-	1,109,845	611,089	83,957	1,804,891

Total Value	$-	$2,011,741	$1,338,776	$291,792	$3,642,309

Liability Derivatives
Forward Contracts^	$-	$-	$(375,310)	$-	$(375,310)
Futures Contracts^^	-	(184,593)	-	-	(184,593)
Swap Agreements^	(239,196)	-	-	-	(239,196)
Swap Agreements^^,^^^	(35,064)	-	-	(206,414)	(241,478)
Written Options^	-	(387,276)	-	(286,135)	(673,411)

Total Value	$(274,260)	$(571,869)	$(375,310)	$(492,549)	$(1,713,988)

43

Notes to Consolidated Financial Statements (Continued)

	Credit Risk	Equity Risk	Foreign Exchange Risk	Interest Rate Risk	Total
Realized Gain (Loss)#
Forward Contracts	$-	$-	$2,440,130	$-	$2,440,130
Futures Contracts	-	(3,163,844)	-	-	(3,163,844)
Swap Agreements	155,826	123,880	79,969	(340,722)	18,953
Purchased Options	-	862,627	85,783	185,077	1,133,487
Written Options	-	749,600	1,058,713	(30,078)	1,778,235

Total Realized Gain (Loss)	$155,826	$(1,427,737)	$3,664,595	$(185,723)	$2,206,961

Change in Appreciation (Depreciation)##
Forward Contracts	$-	$-	$836,466	$-	$836,466
Futures Contracts	-	92,043	-	-	92,043
Swap Agreements	(24,832)	816,484	1,358,207	175,831	2,325,690
Purchased Options	-	7,583	274,528	(204,337)	77,774
Written Options	-	94,609	(120,447)	(218,290)	(244,128)

Total Change in Appreciation (Depreciation)	$(24,832)	$1,010,719	$2,348,754	$(246,796)	$3,087,845

*	Consolidated Statement of Assets and Liabilities location: Investments, at value, Receivables from: open forward foreign currency contracts or open swap agreements at value, as applicable.
^	Consolidated Statement of Assets and Liabilities location: Payables for: open forward foreign currency contracts, open swap agreements, at value, or written options outstanding, at value, as applicable.
^^	Cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps is reported in “Futures Contracts” and “Swap Agreements” in the Fund’s Consolidated Portfolio of Investments. Only current day’s variation margin, if any, is reported within the Consolidated Statement of Assets and Liabilities.
^^^	Represents centrally cleared swaps which are not subject to a master netting agreement.
#	Consolidated Statement of Operations location: Amounts are included in net realized gain (loss) on: investment transactions, futures contracts, written options, swap agreements, forward contracts, as applicable.
##	Consolidated Statement of Operations location: Amounts are included in net change in unrealized appreciation (depreciation) on: investment transactions, futures contracts, written options, swap agreements, forward contracts, as applicable.

For the year ended September 30, 2017, the number of contracts, notional amounts, or shares/units for each derivative type was as follows:

Number of Contracts, Notional Amounts, or Shares/Units†
Futures Contracts	Forward Contracts	Swap Agreements	Purchased Options	Purchased Swaptions	Written Options	Written Swaptions
195	$46,689,472	$62,087,976	44,683,287	$187,187,251	53,309,801	$57,085,044

†	Amount(s) disclosed represent average of contracts for futures contracts, notional amounts for forward contracts, swap agreements, purchased swaptions, and written swaptions or shares/units outstanding for purchased options and written options, based on absolute values, which is indicative of volume of this derivative type, for the months that the Fund held such derivatives during the year ended September 30, 2017.

44

Notes to Consolidated Financial Statements (Continued)

The following table presents the Fund’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”), or similar agreement, and net of the related collateral received by the Fund as of September 30, 2017.

Counterparty	Derivative Assets Subject to an MNA by Counterparty†	Financial Instruments Available for Offset	Collateral Received***	Net Amount*
Bank of America N.A.	$378,364	(44,327)	$(290,000)	$44,037
Barclays Bank PLC	250,181	(239,196)	-	10,985
BNP Paribas SA	888,915	(14,643)	(870,000)	4,272
Citibank N.A.	23,160	(23,160)	-	-
Deutsche Bank AG	78,357	(45,713)	(32,644)	-
Goldman Sachs International	320,027	(320,027)	-	-
JP Morgan Chase Bank N.A.	229,551	(70,935)	(10,000)	148,616
Morgan Stanley & Co.	240,780	(86,484)	(154,296)	-
UBS AG	1,019,555	(310,619)	(700,000)	8,936

	$3,428,890	$(1,155,104)	$(2,056,940)	$216,846

The following table presents the Fund’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Fund as of September 30, 2017.

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty†	Financial Instruments Available for Offset	Collateral Pledged***	Net Amount**
Bank of America N.A.	$(44,327)	$44,327	$-	$-
Barclays Bank PLC	(239,196)	239,196	-	-
BNP Paribas SA	(14,643)	14,643	-	-
Citibank N.A.	(132,676)	23,160	-	(109,516)
Deutsche Bank AG	(45,713)	45,713	-	-
Goldman Sachs International	(343,324)	320,027	-	(23,297)
JP Morgan Chase Bank N.A.	(70,935)	70,935	-	-
Morgan Stanley & Co.	(86,484)	86,484	-	-
UBS AG	(310,619)	310,619	-	-

	$(1,287,917)	$1,155,104	$-	$(132,813)

*	Represents the net amount receivable from the counterparty in the event of default.
**	Represents the net amount payable to the counterparty in the event of default.
***	The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities for a counterparty cannot be less than $0.
†	The amount presented here may be less than the total amount shown in the Consolidated Statement of Assets and Liabilities as some derivatives held by the counterparty are not covered within the master netting agreements.

Such agreements typically permit a single net payment in the event of default, including the bankruptcy or insolvency of the counterparty. Typically, the Fund and counterparties are not permitted to sell, re-pledge, or use the collateral they receive.

Further details regarding the derivatives and other investments held by the Fund during the year ended September 30, 2017, are discussed below.

Foreign Currency Exchange Transactions

The Fund may engage in foreign currency exchange transactions for hedging purposes in order to protect against uncertainty in the level of future foreign currency exchange rates, or for other, non-hedging purposes.

45

Notes to Consolidated Financial Statements (Continued)

Forward Foreign Currency Contracts and Foreign Currency Options. The Fund may enter into foreign currency exchange transactions including foreign currency forward contracts. These contracts call for the Fund to deliver in the future an amount of one currency in return for an amount of another currency, at an exchange rate determined at the time the contract is entered into. Forward contracts are private contractual arrangements and the Fund is subject to the risk that its counterparty will not, or will not be able to, perform its obligations. This type of arrangement may require the Fund to post margin. The Fund may also buy and sell options on currencies. When the Fund buys an option, its loss should generally be limited to the amount of the premium paid and any transaction costs. If the Fund sells an option on a currency, it is subject generally to the same risks as if it had entered into a forward contract with respect to that currency. The Fund may enter into foreign currency exchange transactions in order to hedge against changes in the values of the assets or liabilities denominated in one or more foreign currencies, or otherwise to increase or reduce the Fund’s exposure to various foreign currencies. The use of foreign currency exchange transactions may create investment leverage.

Whenever the Fund enters into a foreign currency exchange transaction, it is subject to the risk that the value of the transaction will move in a direction unfavorable to it. When the Fund uses the transactions for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part. If the Fund enters into foreign currency exchange transactions other than for hedging purposes (for example, seeking to profit from an anticipated change in the values of currencies by creating directional exposures in the portfolio with respect to one or more currencies), it will generally be subject to the same risks, but is less likely to have assets or liabilities that will offset any losses on the transactions. There can be no assurance that the Fund will be able to terminate any foreign currency exchange transaction prior to its maturity in order to limit its loss on the transaction.

Forward foreign currency contracts are marked to market daily and the change in their value is recorded by the Fund as an unrealized gain or loss. Forward foreign currency contracts are valued at the settlement price established through dealers or other market sources on the day which they are traded. When a forward foreign currency contract is extinguished, through delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset. The notional or contractual amounts of these instruments do not necessarily represent the amounts potentially subject to risk. The measurement of the risk associated with these instruments is meaningful only when all related and offsetting transactions and counterparty risks are considered. For information regarding the accounting treatment of options, see “Options, Rights, and Warrants” below.

Foreign Currency Swaps. The Fund may also enter into currency swaps, as an alternative to the transactions described above. Currency swaps involve the individually negotiated exchange by the Fund with another party of a series of payments in specified currencies in amounts determined pursuant to the terms of the swap agreement. For a description of risks associated with swap transactions and the accounting treatment, see “Swap Agreements” below.

Forward foreign currency contracts outstanding at the end of the year, if any, are listed in the Fund’s Portfolio of Investments. The Fund’s current exposure to a counterparty is the unrealized appreciation on the contract.

Futures Contracts

The Fund may seek to manage a variety of different risks, such as interest rate risk, equity price risk, and currency risk, through the use of futures contracts. The Fund may use interest rate futures contracts to adjust the interest rate sensitivity (duration) of its portfolio or the credit exposure of the portfolio. Interest rate futures contracts obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a specific fixed-income security, during a specified future period at a specified price. The Fund may use index futures to hedge against broad market risks to its portfolio or to gain broad market exposure when it holds uninvested cash or as an inexpensive substitute for cash investments directly in securities or other assets. Securities index futures contracts are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made and are settled in cash. Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Because futures contracts are exchange-traded, they typically have minimal exposure to counterparty risk.

46

Notes to Consolidated Financial Statements (Continued)

Parties to a futures contract are not required to post the entire notional amount of the contract, but rather a small percentage of that amount (by way of margin), both at the time they enter into futures transactions, and then on a daily basis if their positions decline in value; as a result, futures contracts are highly leveraged. Such payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Because futures markets are highly leveraged, they can be extremely volatile, and there can be no assurance that the pricing of a futures contract will correlate precisely with the pricing of the asset or index underlying it or the asset or liability of the Fund that is the subject of the hedge. It may not always be possible for the Fund to enter into a closing transaction with respect to a futures contract it has entered into, at a favorable time or price. When the Fund enters into a futures transaction, it is subject to the risk that the value of the futures contract will move in a direction unfavorable to it. When the Fund uses futures contracts for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part.

When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Futures contracts outstanding at the end of the year, if any, are listed in the Fund’s Portfolio of Investments.

Swap Agreements

Swap agreements are typically two-party contracts entered into primarily by institutional investors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index).

Interest Rate Swaps. When the Fund enters into an interest rate swap, it typically agrees to make payments to its counterparty based on a specified long- or short-term interest rate, and will receive payments from its counterparty based on another interest rate. Other forms of interest rate swap agreements include interest rate caps, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. The Fund may enter into an interest rate swap in order, for example, to hedge against the effect of interest rate changes on the value of specific securities in its portfolio, or to adjust the interest rate sensitivity (duration) or the credit exposure of its portfolio overall, or otherwise as a substitute for a direct investment in debt securities.

Total Return Swaps. The Fund also may enter into total return swaps. In a total return swap, one party typically agrees to pay to the other a short-term interest rate in return for a payment at one or more times in the future based on the increase in the value of an underlying security or other asset, or index of securities or assets; if the underlying security, asset, or index declines in value, the party that pays the short-term interest rate must also pay to its counterparty a payment based on the amount of the decline. The Fund may take either side of such a swap, and so may take a long or short position in the underlying security, asset, or index. The Fund may enter into a total return swap to hedge against an exposure in its portfolio — such as interest rate risk (including to adjust the duration or credit quality of the Fund’s bond portfolio), equity risk, or credit risk — or generally to put cash to work efficiently in the markets in anticipation of, or as a replacement for, cash investments. The Fund may also enter into a total return swap to gain exposure to securities or markets in which it might not be able to invest directly (in so-called market access transactions).

Credit Default Swaps. The Fund also may enter into credit default swap transactions, as a “buyer” or “seller” of credit protection. In a credit default swap, one party provides what is in effect insurance against a default or other adverse credit event affecting an issuer of debt securities (typically referred to as a “reference entity”). In general, the buyer of credit protection is obligated to pay the protection seller an upfront amount or a periodic stream of payments over the term of the swap. If a “credit event” occurs, the buyer has the right to deliver to the seller bonds or other obligations of the reference entity (with a value up to the full notional value of the swap), and to receive a payment equal to the par value of the bonds or other obligations. Credit events that would trigger a request that the seller make payment are specific to each credit default swap agreement, but generally include bankruptcy,

47

Notes to Consolidated Financial Statements (Continued)

failure to pay, restructuring, acceleration, default, or repudiation/moratorium. When the Fund buys protection, it may or may not own securities of the reference entity. If it does own securities of the reference entity, the swap serves as a hedge against a decline in the value of the securities due to the occurrence of a credit event involving the issuer of the securities. If the Fund does not own securities of the reference entity, the credit default swap may be seen to create a short position in the reference entity. If the Fund is a buyer and no credit event occurs, the Fund will typically recover nothing under the swap, but will have had to pay the required upfront payment or stream of continuing payments under the swap. When the Fund sells protection under a credit default swap, the position may have the effect of creating leverage in the Fund’s portfolio through the Fund’s indirect long exposure to the issuer or securities on which the swap is written. When the Fund sells protection, it may do so either to earn additional income or to create a “synthetic” long position.

Whenever the Fund enters into a swap agreement, it takes on counterparty risk — the risk that its counterparty will be unable or unwilling to meet its obligations under the swap agreement. The Fund also takes the risk that the market will move against its position in the swap agreement. In the case of an interest rate swap, the value of the swap may increase or decrease depending on changes in interest rates. In the case of a total return swap, the swap will change in value depending on the change in value of the asset or index on which the swap is written. In the case of a credit default swap, the swap will become more or less valuable depending on the credit of the issuer of the underlying security, and, if a credit event occurs under a swap where the Fund is the seller of credit protection, the Fund could be required to purchase the security at par value, resulting in a significant loss to the Fund. When the Fund enters into any type of swap for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the swap, at least in part. Swap agreements may be non-transferable or otherwise highly illiquid, and the Fund may not be able to terminate or transfer a swap agreement at any particular time or at an acceptable price.

Swaptions. The Fund may also enter into options on swap agreements (“swaptions”). A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Fund may write (sell) and purchase put and call swaptions. Depending on the terms of the particular option agreement, the Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When the Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement. The Fund may enter into swaptions for the same purposes as swaps. For information regarding the accounting treatment of options, see “Options, Rights, and Warrants” below.

Centrally Cleared Swaps. Certain clearinghouses currently offer clearing for limited types of derivatives transactions, principally certain interest rate swaps, certain index swaps, and credit derivatives. In a cleared derivative transaction, the Fund typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Fund’s exposure to the credit risk of its original counterparty. The Fund will be required to post amounts (“initial margin”) with the clearinghouse or at the instruction of the clearinghouse. The initial margin required by a clearinghouse may be greater than the initial margin the Fund would be required to post in an uncleared transaction. If cash is deposited as the initial margin, it is shown as collateral on the Fund’s Consolidated Statement of Assets and Liabilities. Swap agreements are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Fund depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Fund’s Consolidated Statement of Assets and Liabilities (“Variation margin on open derivative instruments”) and as a component of net change in unrealized appreciation (depreciation) on the Fund’s Consolidated Statement of Operations. Only a limited number of transaction types are currently eligible for clearing.

During the term of a swap transaction, changes in the value of the swap are recognized as unrealized gains or losses by marking to market to reflect the market value of the swap. When the swap is terminated, the Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the agreement. Upfront swap premium payments paid or received by the Fund, if any, are recorded within the value of the open swap agreement on the Fund’s Consolidated Statement of Assets and Liabilities and represent payments paid or received upon entering into the swap agreement to compensate for differences between stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, and other relevant factors). These upfront payments are recorded as realized gain or loss on the Fund’s Consolidated Statement of Operations upon termination or maturity of the swap agreement.

48

Notes to Consolidated Financial Statements (Continued)

During the term of a swap transaction, the periodic net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate, the change in market value of a specified security, basket of securities or index, or the return generated by a security. These periodic payments received or made by the Fund are recorded in the accompanying Consolidated Statement of Operations as realized gains and losses, respectively.

Swap agreements outstanding at the end of the year, if any, are listed in the Fund’s Portfolio of Investments. The Fund’s current exposure to a counterparty is the fair value of the transaction.

Options, Rights, and Warrants

The Fund may purchase and sell put and call options on securities or an index of securities to enhance investment performance or to protect against changes in market prices. The Fund may also purchase and sell put and call options to adjust the interest rate sensitivity of its portfolio of debt securities or the credit exposure of the portfolio.

Call Options. A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the strike price at any time before the expiration date.

Put Options. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date.

Writing put and call options. The Fund may write call options on a security it owns, in a “directional” strategy hoping to realize a greater current return through the receipt of premiums. In return for the option premium, the Fund takes the risk that it will have to forego any increase in the value of the security over the strike price. When the Fund has written a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The Fund may enter into closing purchase transactions in order to realize a profit or limit a loss on a previously written call option or, in the case of a call option on a security it owns, to free itself to sell the underlying security or to write another call on the security, or protect a security from being called in an unexpected market rise. Any profits from a closing purchase transaction in the case of a call option on a security the Fund owns may be offset by a decline in the value of the underlying security. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction relating to a call option on a security the Fund owns is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund. The Fund may not be able to close out a call option that it has previously written. The Fund may write put options in order to enhance its current return by taking a long directional position as to a security or index of securities. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security later appreciates in value. The Fund may terminate a put option that it has written before it expires by entering into a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option. The Fund may not be able to close out a put option that it has previously written.

When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amount paid on the underlying investment to determine the realized gain or loss.

Purchasing put and call options. The Fund may purchase put options to protect portfolio holdings against a decline in market value of a security or securities held by it. The Fund may also purchase a put option hoping to profit from an anticipated decline in the value of the underlying security. If the Fund holds the security underlying the option, the option premium and any transaction costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option. The Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. The Fund may also purchase a call option as a long directional investment hoping to profit from an anticipated increase in the value of the underlying security. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

49

Notes to Consolidated Financial Statements (Continued)

When the Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option’s expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by the Fund in the underlying security, since the Fund will not realize a loss if the security’s price does not change. Premiums paid for purchasing options that expire are treated as realized losses.

Exchange Traded Options. Exchange traded options purchased or sold by the Fund may be traded on a securities or options exchange or market. Such options typically have minimal exposure to counterparty risk. However, an exchange or market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. If an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price.

OTC Options. OTC options purchased or sold by the Fund are not traded on securities or options exchanges or backed by clearinghouses. Rather, they are entered into directly between the Fund and the counterparty to the option. In the case of an OTC option purchased by the Fund, the value of the option to the Fund will depend on the willingness and ability of the option writer to perform its obligations to the Fund. In addition, OTC options may not be transferable and there may be little or no secondary market for them, so they may be considered illiquid. It may not be possible to enter into closing transactions with respect to OTC options or otherwise to terminate such options, and as a result the Fund may be required to remain obligated on an unfavorable OTC option until its expiration. OTC options are valued using prices supplied by a primary pricing source, selected pursuant to procedures approved by the Trustees.

Rights and Warrants. The Fund may purchase or hold warrants or rights in order to gain exposure to the underlying security without owning the security, including, for example, cases where the Fund hopes to lock in the price today of a security it may wish to purchase in the future. Warrants generally give the holder the right, but not the obligation, to buy a security at a stated price. In order for a warrant to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover any premium and transaction costs. Rights may similarly confer on the holder the right to purchase or acquire securities, including through participation in a so-called rights offering. Bonds may be issued with warrants or other rights attached to purchase or acquire equity or other debt securities, typically of the bond issuer. The market prices of bonds with warrants or rights attached to purchase equity securities or bonds may, to some degree, reflect changes in the values of the underlying securities.

When the Fund purchases or otherwise acquires warrants or other rights, it runs the risk that it will lose its entire investment in the warrants or rights, unless the Fund exercises the warrant or right, acquires the underlying securities, or enters into a closing transaction before expiration. If the price of the underlying security does not rise to an extent sufficient to cover any premium and transaction costs, the Fund will lose part or all of its investment. Any premiums or purchase price paid for warrants or other rights that expire are treated as realized losses. Warrants and similar rights differ from options in that they are typically written by the issuer of the security underlying the warrant or right. Although some warrants and rights may be non-transferable, others may be traded over-the-counter or on an exchange.

Written option contracts outstanding at the end of the year, if any, are listed in the Fund’s Portfolio of Investments. The Fund’s current exposure to a counterparty is the fair value of the contract.

Hybrid Instruments

A hybrid instrument may be a debt security, preferred stock, warrant, convertible security, certificate of deposit, or other evidence of indebtedness on which interest payments, and/or the principal or stated amount, is determined by reference to one or more underlying assets, indexes, or other benchmarks. Because hybrid instruments may be designed to provide indirect exposures to virtually any type of derivative instrument, the Fund may invest in a hybrid instrument for any purpose it might engage in derivatives transactions. Hybrid instruments may take a number of forms, including, for example, debt instruments with interest or principal payments or redemption terms determined by reference to the value of an index at a future time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities where the conversion terms relate to a

50

Notes to Consolidated Financial Statements (Continued)

particular commodity. The risks of investing in a hybrid instrument may, depending on the nature of the instrument, reflect a combination of the risks of investing in securities, options, futures, and currencies, and will depend upon the terms of the instrument. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid instrument, and may not be foreseen by the Fund’s investment adviser or subadviser, such as economic and political events, the supply and demand of the underlying assets, and interest rate movements. Hybrid instruments may be highly volatile and their use by the Fund may not be successful. The terms of a hybrid instrument may create investment leverage. Hybrid instruments are typically privately issued, presenting credit risk of the issuer, and may be highly illiquid and difficult to value.

Inflation-Indexed Bonds

The Fund may invest in inflation-indexed bonds, which are fixed income securities whose principal value or coupon is periodically adjusted according to the rate of inflation, as measured by the Consumer Price Index for All Urban Consumers (“CPI-U”) (for U.S. Treasury inflation-indexed bonds) or, generally, by a comparable inflation index calculated by the foreign government issuing the inflation-indexed bonds.

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Fund may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal. Any adjustments to the principal amount of an inflation-indexed bond due to inflation will be reflected as increases or decreases to interest income. Such adjustments may have a significant impact on the Fund’s distributions.

The value of inflation-indexed bonds is generally based on changes in real interest rates, which in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. While the values of these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation, or that the rate of inflation in a foreign country will correlate to the rate of inflation in the United States. Additionally, if interest rates rise due to reasons other than inflation, investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

Bank Loans

The Fund may invest in bank loans including, for example, corporate loans, loan participations, direct debt, bank debt, and bridge debt. The Fund may invest in a loan by lending money to a borrower directly as part of a syndicate of lenders. In a syndicated loan, the agent that originated and structured the loan typically administers and enforces the loan on behalf of the syndicate. Failure by the agent to fulfill its obligations may delay or adversely affect receipt of payment by the Fund. The Fund may also invest in loans through novations, assignments, and participation interests. In a novation, the Fund typically assumes all of the rights of a lending institution in a loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. When the Fund takes an assignment of a loan, the Fund acquires some or all of the interest of another lender (or assignee) in the loan. In such cases, the Fund may be required generally to rely upon the assignor to demand payment and enforce rights under the loan. If the Fund acquires a participation in the loan, the Fund purchases an indirect interest in a loan held by a third party and the Fund typically will have a contractual relationship only with the third party loan investor, not with the borrower. As a result, the Fund may have the right to receive payments of principal, interest, and any fees to which it is entitled only from the loan investor selling the participation and only upon receipt by such loan investor of such payments from the borrower. In such cases, the Fund assumes the credit risk of both the borrower and the loan investor selling the participation, and the Fund may be unable to realize some or all of the value of its interest in the loan in the event of the insolvency of the third party.

51

Notes to Consolidated Financial Statements (Continued)

Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. The value of any collateral securing a bank loan may decline after the Fund invests, and there is a risk that the value of the collateral may not be sufficient to cover the amount owed to the Fund.

At September 30, 2017, the Fund had no unfunded loan commitments.

Short Sales

A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. When the Fund makes a short sale on a security, it must borrow the security sold short and deliver it to a broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon the conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss, which could be unlimited, in cases where the Fund is unable for whatever reason to close out its short position; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely impacted by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

Accounting for Investment Transactions

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments and unrealized appreciation and depreciation of investments are computed by the specific identification cost method. Proceeds received from litigation, if any, are included in realized gains on investment transactions for any investments that are no longer held in the portfolio and as a reduction in cost for investments that continue to be held in the portfolio. Interest income, adjusted for amortization of discounts and premiums on debt securities, is earned from the settlement date and is recorded on the accrual basis. Dividend income and dividend expense are recorded on the ex-dividend date. Withholding taxes on foreign interest, dividends, and capital gains have been provided for in accordance with the applicable country’s tax rules and rates. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund determines the classification of distributions received as return of capital distributions or capital gain distributions.

Foreign Currency Translation

The books and records of the Fund are maintained in U.S. dollars. The market values of foreign currencies, foreign securities, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the buying and selling rates of such currencies against the U.S. dollar at the end of each business day. Purchases and sales of foreign securities and income and expense items are translated at the rates of exchange prevailing on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations arising from changes in the exchange rates from that portion arising from changes in the market prices of securities. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of dividends or interest recorded on the books of the Fund and the amount actually received.

Allocation of Operating Activity

In maintaining the records for the Fund, the income and expense accounts are allocated daily to each class of shares. Investment income and loss, and unrealized and realized gains or losses are prorated among the classes of shares based on the relative net assets of each. Expenses are allocated to each class of shares depending on the nature of the expenditures. Administration and service fees, if any, which are directly attributable to a class of shares, are charged to that class’s operations. Expenses of the Fund not directly attributable to the operations of any specific class of shares of the Fund are prorated among the classes to which the expense relates based on relative net assets.

52

Notes to Consolidated Financial Statements (Continued)

Foreign Securities

The Fund invests a significant amount of its assets in foreign securities. Foreign securities, including American Depositary Receipts, are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory, and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of the Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates.

Federal Income Tax

It is the Fund’s intent to continue to comply with the provisions of subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to a regulated investment company. Under such provisions, the Fund would not be subject to federal income taxes on its ordinary income and net realized capital gains to the extent they are distributed or deemed to have been distributed to its shareholders. Therefore, the Fund has not made any provision for federal income tax.

The Subsidiary is classified as a controlled foreign corporation under the Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary’s income. Net losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.

Dividends and Distributions to Shareholders

Dividends from net investment income and distributions of any net realized capital gains of the Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. As a result, net investment income and net realized capital gains on investment transactions for a reporting period may differ significantly from distributions during such period.

3.	Advisory Fee and Other Transactions

Investment Advisory Fee and Investment Subadviser

MML Investment Advisers, LLC (“MML Advisers”), a wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”), serves as investment adviser to the Fund. Under an investment advisory agreement between MML Advisers and the Trust on behalf of the Fund, MML Advisers is responsible for providing investment management services for the Fund. In return for these services, MML Advisers receives an advisory fee, based upon the Fund’s average daily net assets, computed and accrued daily and payable monthly, at the annual rate of 0.78% on the first $750 million; and 0.73% on any excess over $750 million.

MML Advisers has also entered into an investment subadvisory agreement with the unaffiliated investment subadviser, BlackRock Investment Management, LLC (“BlackRock”). MML Advisers pays a subadvisory fee to this subadviser based upon the average daily net assets of the Fund.

The Fund’s subadvisory fee is paid monthly by MML Advisers out of the advisory fee previously disclosed above.

BlackRock provides investment advisory services to the Subsidiary pursuant to an investment advisory agreement. The Subsidiary pays an advisory fee to BlackRock based upon the Subsidiary’s average daily net assets. The rate of this fee is equal to the subadvisory fee rate that MML Advisers pays BlackRock in respect to the Fund. The amount of the fee payable by MML Advisers to BlackRock in respect to the Fund for any period is reduced by the amount of the advisory fee payable by the Subsidiary to BlackRock for that period. Under the Fund’s investment advisory agreement, the amount of the advisory fee payable by the Fund to MML Advisers in respect to any period is also reduced by the amount of the advisory fee payable by the Subsidiary to BlackRock in respect to that period.

53

Notes to Consolidated Financial Statements (Continued)

Administration Fees

Under an Administrative and Shareholder Services Agreement between the Trust and MML Advisers, on behalf of the Fund, MML Advisers is obligated to provide certain administrative and shareholder services. In return for these services, MML Advisers receives an administrative services fee, based upon the average daily net assets of the applicable class of shares of the Fund, at the following annual rates:

Class I	Class R5	Service Class	Administrative Class	Class A	Class R4	Class R3
None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%

The Subsidiary also pays certain other expenses, including administrative, accounting services, custodian, and transfer agent fees. In respect to certain (but not all) of these fees, the Fund has entered into offsetting arrangements with its service providers which result in a reduction of certain of the Fund’s expenses with respect to those assets held by the Subsidiary. Certain of these reductions are reflected within expenses waived on the Consolidated Statement of Operations.

Distribution and Service Fees

MML Distributors, LLC (the “Distributor”) acts as distributor to the Fund. Pursuant to a 12b-1 Plan adopted by the Trust, Class A shares and Class R4 shares of the Fund pay an annual fee of 0.25% of the average daily net assets of the class; and Class R3 shares of the Fund pay an annual fee of 0.50% of the average daily net assets of the class, to the Distributor. Such payments compensate the Distributor for services provided and expenses incurred by it for purposes of promoting the sale of the relevant class of shares, reducing redemptions of shares, or maintaining or improving services provided to the Fund’s shareholders. The Distributor is a wholly-owned subsidiary of MassMutual.

The Trust has entered into a separate Supplemental Shareholder Services Agreement with MassMutual, on behalf of Service Class shares, Administrative Class shares, and Class A shares of the Fund. Fees payable under the Supplemental Shareholder Services Agreement are intended to compensate MassMutual for its provision of shareholder services to the Fund’s investors and are calculated and paid based on the average daily net assets attributable to the relevant share classes of the Fund separately, at the following annual rates: 0.05% for Service Class shares, and 0.15% for Administrative Class shares and Class A shares. MassMutual may pay these fees to other intermediaries for providing shareholder services to the Fund’s investors.

Expense Caps and Waivers

MML Advisers has agreed to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, interest expense, short sale dividend and loan expense, Acquired Fund Fees and Expenses#, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses) through January 31, 2018 based upon the average daily net assets of the applicable class of shares of the Fund, as follows:

Class I	Class R5	Service Class	Administrative Class	Class A	Class R4	Class R3
0.79%	0.89%	0.99%	1.09%	1.34%	1.24%	1.49%

#	Acquired Fund Fees and Expenses are borne indirectly by the Fund through investments in other pooled investment vehicles.

Expense caps and waiver amounts are reflected as a reduction of expenses on the Consolidated Statement of Operations.

Rebated Brokerage Commissions

The Fund has entered into agreements with certain brokers whereby the brokers will rebate to the Fund, in cash, a portion of brokerage commissions. Rebated brokerage commissions are amounts earned by the Fund and are included with realized gain or loss on investment transactions presented in the Consolidated Statement of Operations. For the year ended September 30, 2017, there were no brokerage commissions rebated under these agreements.

54

Notes to Consolidated Financial Statements (Continued)

Deferred Compensation

Trustees of the Fund who are not officers or employees of MassMutual may elect to defer receipt of their annual fees in accordance with terms of a Non-Qualified Deferred Compensation Plan. Amounts deferred shall accrue interest or earnings and shall be recorded on the Fund’s books as other liabilities. Deferred compensation is included within Trustees’ fees and expenses in the Consolidated Statement of Assets and Liabilities.

Other

Certain officers and trustees of the Fund may also be employees of MassMutual. The compensation of a trustee who is not an employee of MassMutual is borne by the Fund.

Elaine A. Sarsynski resigned as a Trustee of the Trust effective as of February 1, 2017. Teresa Hassara became a Trustee of the Trust effective as of June 6, 2017.

The beneficial ownership of the Fund’s shares by affiliated parties at September 30, 2017, was 9.1%.

4.	Purchases and Sales of Investments

Cost of purchases and proceeds from sales of investment securities (excluding short-term investments) for the year ended September 30, 2017, were as follows:

Purchases		Sales
Long-Term U.S. Government Securities	Other Long-Term Securities	Long-Term U.S. Government Securities	Other Long-Term Securities
$360,062,174	$441,928,805	$333,171,304	$479,345,227

5.	Capital Share Transactions

Changes in shares outstanding for the Fund were as follows:

	Year Ended September 30, 2017		Year Ended September 30, 2016

	Shares	Amount	Shares	Amount

Class I
Sold	2,373,981	$25,116,816	3,989,110	$39,516,777
Issued as reinvestment of dividends	479,175	4,830,083	3,671,034	35,719,159
Redeemed	(5,168,182)	(53,991,113)	(14,971,145)	(142,822,757)

Net increase (decrease)	(2,315,026)	$(24,044,214)	(7,311,001)	$(67,586,821)

Class R5
Sold	64,857	$689,192	44,183	$442,782
Issued as reinvestment of dividends	5,509	56,300	44,470	438,475
Redeemed	(120,909)	(1,249,488)	(88,092)	(873,716)

Net increase (decrease)	(50,543)	$(503,996)	561	$7,541

Service Class
Sold	54,572	$570,914	115,577	$1,133,681
Issued as reinvestment of dividends	8,138	82,030	87,196	847,543
Redeemed	(247,792)	(2,566,815)	(544,023)	(5,416,023)

Net increase (decrease)	(185,082)	$(1,913,871)	(341,250)	$(3,434,799)

55

Notes to Consolidated Financial Statements (Continued)

	Year Ended September 30, 2017		Year Ended September 30, 2016

	Shares	Amount	Shares	Amount
Administrative Class
Sold	65,966	$714,658	74,839	$755,719
Issued as reinvestment of dividends	5,105	53,040	66,276	664,091
Redeemed	(164,732)	(1,750,259)	(540,825)	(5,642,230)

Net increase (decrease)	(93,661)	$(982,561)	(399,710)	$(4,222,420)

Class A
Sold	60,991	$628,498	141,659	$1,386,246
Issued as reinvestment of dividends	1,980	19,896	34,543	334,724
Redeemed	(283,908)	(3,010,846)	(297,456)	(2,950,177)

Net increase (decrease)	(220,937)	$(2,362,452)	(121,254)	$(1,229,207)

Class R4
Sold	389,698	$3,971,974	1,569,395	$15,139,957
Issued as reinvestment of dividends	9,967	99,371	38,436	369,755
Redeemed	(1,079,342)	(10,980,523)	(235,275)	(2,310,923)

Net increase (decrease)	(679,677)	$(6,909,178)	1,372,556	$13,198,789

Class R3
Sold	680,562	$6,980,357	1,276,778	$12,535,395
Issued as reinvestment of dividends	5,660	56,263	27,011	259,576
Redeemed	(449,720)	(4,654,137)	(520,943)	(5,135,520)

Net increase (decrease)	236,502	$2,382,483	782,846	$7,659,451

Purchases of Class A shares are subject to a front-end sales charge of up to 5.75% of the amount purchased. A portion of the front-end sales charge may be retained by the Distributor. For the year ended September 30, 2017, no amounts have been retained by the Distributor.

Redemptions or exchanges of Class A shares made within eighteen months of purchase from initial investments of $1 million or more are subject to a contingent deferred sales charge of 1% of the amount redeemed. The Distributor receives all contingent deferred sales charges. There were no contingent deferred sales charges imposed during the year ended September 30, 2017.

6.	Federal Income Tax Information

At September 30, 2017, the aggregate cost of investments and the unrealized appreciation (depreciation) in the value of all investments owned by the Fund, as computed on a federal income tax basis, were as follows:

Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$571,924,490	$58,022,499	$(16,262,600)	$41,759,899

Net capital loss carryforwards may be applied against any net realized taxable gains in succeeding years, subject to the carryforward period limitations, where applicable. On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President. The Modernization Act changed the capital loss carryforward rules as they relate to regulated investment companies. Capital losses generated in tax years beginning after the date of enactment may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for up to eight tax years as short-term capital losses. The provisions affecting the utilization of capital loss carryforwards under the Modernization Act also require the utilization of post-enactment losses prior to the utilization of pre-enactment losses.

56

Notes to Consolidated Financial Statements (Continued)

Generally accepted accounting principles in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the consolidated financial statements as a return of capital.

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended September 30, 2017, was as follows:

Ordinary Income	Long Term Capital Gain	Return of Capital
$5,196,983	$ -	$ -

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended September 30, 2016, was as follows:

Ordinary Income	Long Term Capital Gain	Return of Capital
$9,817,530	$29,033,684	$ -

Capital accounts within the consolidated financial statements are periodically adjusted for permanent differences between book and tax accounting. These adjustments have no impact on net assets or the results of operations. Temporary book and tax accounting differences will reverse in subsequent periods. At September 30, 2017, temporary book and tax accounting differences were primarily attributable to investments in forward contracts, futures contracts, swap agreements, premium amortization accruals, defaulted bond income accruals, hybrid income accruals, passive foreign investment companies, non-taxable dividends basis adjustments, the deferral of wash sale losses, and deferred Trustee compensation.

At September 30, 2017, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain (Capital Loss Carryover)	Other Temporary Differences)	Unrealized Appreciation (Depreciation)
$13,126,688	$23,042	$(105,277)	$41,623,023

During the year ended September 30, 2017, the following amounts were reclassified due to permanent differences between book and tax accounting:

Pain-in Capital	Accumulated Net Realized Gain (Loss) on Investments	Undistributed Net Investment Income (Loss)
$(1,044,977)	$(678,121)	$1,723,098

The Fund did not have any unrecognized tax benefits at September 30, 2017, nor were there any increases or decreases in unrecognized tax benefits for the year then ended. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Consolidated Statement of Operations. During the year ended September 30, 2017, the Fund did not incur any such interest or penalties. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years. Foreign taxes are provided for based on the Fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests.

7.	Indemnifications

Under the Fund’s organizational documents, current and former Trustees and Officers are provided with specified rights to indemnification against liabilities arising in connection with the performance of their duties to the Fund, and shareholders are

57

Notes to Consolidated Financial Statements (Continued)

indemnified against personal liability for obligations of the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

8.	New Accounting Pronouncements

In October 2016, the Securities and Exchange Commission (“SEC”) released its Final Rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduces two new regulatory reporting forms for investment companies — Form N-PORT and Form N-CEN — also contains amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments, for all reporting periods ending August 1, 2017. Management is still evaluating the impact of the Rule; however, the Fund has adopted the Rule’s Regulation S-X amendments and the Fund’s financial statements are in compliance with those amendments.

In March 2017, FASB issued Accounting Standards Update 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”). For entities that hold callable debt securities at a premium, ASU 2017-08 requires that the premium be amortized to the earliest call date. ASU 2017-08 would first be effective for fiscal years beginning after December 15, 2018, and interim periods within those fiscal years. Management is still evaluating the potential impact of ASU 2017-08 but believes that adoption of ASU 2017-08 will not have a material effect on each Fund’s financial position or its results of operations.

9.	Subsequent Events

In preparation of these consolidated financial statements, management has evaluated the events and transactions subsequent to September 30, 2017, through the date when the consolidated financial statements were issued, and determined that there are no subsequent events or transactions that would require adjustments to or disclosures in the Fund’s consolidated financial statements.

58

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MassMutual Select Funds and Shareholders of MassMutual Select BlackRock Global Allocation Fund:

We have audited the accompanying consolidated statement of assets and liabilities of MassMutual Select BlackRock Global Allocation Fund and subsidiary (the “Fund”), including the consolidated portfolio of investments, as of September 30, 2017, the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the periods presented. These consolidated financial statements and consolidated financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and consolidated financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2017, by correspondence with the custodian, brokers and agent banks; where replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of MassMutual Select BlackRock Global Allocation Fund and subsidiary as of September 30, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

November 22, 2017

59

Trustees and Officers (Unaudited)

The following table lists the Trust’s Trustees and Officers; their address and age; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in registered investment companies. The Trust’s Statement of Additional Information includes additional information about the Trust’s Trustees and is available, without charge, upon request by calling 1-888-309-3539 or by writing MassMutual Select Funds, c/o Massachusetts Mutual Life Insurance Company, 100 Bright Meadow Blvd., Enfield, Connecticut 06082-1981, Attention: MassMutual U.S. Product and Marketing.

Disinterested Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Allan W. Blair Age: 69	Trustee	Since 2003	Retired; President and Chief Executive Officer (1996-2014), Economic Development Council of Western Massachusetts (non-profit development company); President and Chief Executive Officer (1984-2014), Westover Metropolitan Development Corporation (quasi-public development company).	93	Trustee (since 2003), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Nabil N. El-Hage Age: 59	Trustee	Since 2012	Founder and sole member of PR Academy of Executive Education, LLC (since 2016); Chairman (2011-2016), Academy of Executive Education, LLC (predecessor to PR Academy of Executive Education, LLC).	93	Director (2011-2015), Argo Group International Holdings, Ltd. (underwriter of specialty insurance and reinsurance products); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2005), Chairman (2006-2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2003), Chairman (2006-2012), MassMutual Premier Funds (open-end investment company).

Maria D. Furman Age: 63	Trustee	Since 2012	Retired.	93	Trustee (since 2011), GMO Series Trust (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2005), MML Series Investment Fund II (open-end investment company); Trustee (since 2004), MassMutual Premier Funds (open-end investment company).

R. Alan Hunter, Jr. Age: 70	Chairperson Trustee	Since 2016 Since 2003	Retired.	93	Director (since 2007), Actuant Corporation (diversified industrial company); Chairperson (since 2016), Trustee (since 2003), MML Series Investment Fund (open-end investment company); Chairperson (since 2016), Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Chairperson (since 2016), Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

60

Trustees and Officers (Unaudited) (Continued)

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
C. Ann Merrifield Age: 66	Trustee	Since 2012	Retired; President and Chief Executive Officer (2012-2014), PathoGenetix (genomics company).	93	Director (since 2015), Juniper Pharmaceuticals Inc. (specialty pharmaceutical company); Director (since 2014), Flexion Therapeutics (specialty pharmaceutical company); Director (since 2014), InVivo Therapeutics (research and clinical-stage biomaterials and biotechnology company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2005), MML Series Investment Fund II (open-end investment company); Trustee (since 2004), MassMutual Premier Funds (open-end investment company).

Susan B. Sweeney Age: 65	Trustee	Since 2009	Retired; Senior Vice President and Chief Investment Officer (2010-2014), Selective Insurance Group (property and casualty company).	95^	Trustee (since 2012), Barings Corporate Investors (closed-end investment company); Trustee (since 2012), Barings Participation Investors (closed-end investment company); Trustee (since 2009), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Interested Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Teresa Hassara^^ Age: 55	Trustee	Since 2017	Director (since 2017), MML Advisers; Head of Workplace Solutions (since 2017), MassMutual; President of Institutional Retirement (2009-2016), TIAA-CREF.	93

Trustee (since 2017), MML Series Investment Fund (open-end investment company); Trustee (since 2017), MML Series Investment Fund II (open-end investment company); Trustee (since 2017), MassMutual Premier Funds (open-end investment company).

61

Trustees and Officers (Unaudited) (Continued)

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Robert E. Joyal^^^ Age: 72	Trustee	Since 2003	Retired.	95^	Director (since 2013), Leucadia National Corporation (holding company); Director (since 2012), Ormat Technologies, Inc. (provider of alternative and renewable energy technology); Director (2006-2014), Jefferies Group LLC (investment bank); Trustee (since 2003), Barings Corporate Investors (closed-end investment company); Trustee (since 2003), Barings Participation Investors (closed-end investment company); Trustee (since 2003), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Principal Officers who are Not Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Joseph Fallon Age: 42	Vice President Assistant Vice President	Since 2017 2015- 2017	Investment Director (since 2014), MML Advisers; Head of Investment Consulting & Strategy (since 2017), Investment Director (2006-2017), MassMutual; Vice President (since 2017), Assistant Vice President (2015-2017), MML Series Investment Fund (open-end investment company); Vice President (since 2017), Assistant Vice President (2015-2017), MML Series Investment Fund II (open-end investment company); Vice President (since 2017), Assistant Vice President (2015-2017), MassMutual Premier Funds (open-end investment company);	93

Andrew M. Goldberg Age: 51	Vice President, Secretary, and Chief Legal Officer Assistant Secretary	Since 2008 2001- 2008	Assistant Vice President and Counsel (since 2004), MassMutual; Secretary (since 2015), Assistant Secretary (2013-2015), MML Advisers; Vice President, Secretary, and Chief Legal Officer (since 2008), Assistant Secretary (2001-2008), MML Series Investment Fund (open-end investment company); Vice President, Secretary (formerly known as “Clerk”), and Chief Legal Officer (since 2008), Assistant Clerk (2005-2008), MML Series Investment Fund II (open-end investment company); Vice President, Secretary (formerly known as “Clerk”), and Chief Legal Officer (since 2008), Assistant Clerk (2004-2008), MassMutual Premier Funds (open-end investment company).	93

Renee Hitchcock Age: 46	Chief Financial Officer and Treasurer Assistant Treasurer	Since 2016 2007- 2016	Assistant Vice President (since 2015), Director (2007-2015), MassMutual; Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MML Series Investment Fund (open-end investment company); Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MML Series Investment Fund II (open-end investment company); Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MassMutual Premier Funds (open-end investment company).	93

Jill Nareau Robert Age: 45	Vice President and Assistant Secretary Assistant Secretary	Since 2017 2008- 2017	Assistant Vice President and Counsel (since 2009), MassMutual; Assistant Secretary (since 2015), MML Advisers; Vice President and Assistant Secretary (since 2017), Assistant Secretary (2008-2017), MML Series Investment Fund (open-end investment company); Vice President and Assistant Secretary (since 2017), Assistant Secretary (formerly known as “Assistant Clerk”) (2008-2017), MML Series Investment Fund II (open-end investment company); Vice President and Assistant Secretary (since 2017), Assistant Secretary (formerly known as “Assistant Clerk”) (2008-2017), MassMutual Premier Funds (open-end investment company).	93

62

Trustees and Officers (Unaudited) (Continued)

Name, Address*, and Age	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Douglas Steele Age: 42	Vice President	Since 2016	Vice President and Head of Investment Management (since 2017), Head of Investment Due Diligence (2016-2017), MML Advisers; Head of Investment Management (since 2017), Assistant Vice President (2013-2017), Investment Director (2005-2013), MassMutual; Vice President (since 2016), MML Series Investment Fund (open-end investment company); Vice President (since 2016), MML Series Investment Fund II (open-end investment company); Vice President (since 2016), MassMutual Premier Funds (open-end investment company).	93

Philip S. Wellman Age: 53	Vice President and Chief Compliance Officer	Since 2007

Vice President and Chief Compliance Officer (since 2013), MML Advisers; Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds) (since 2014), Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds and Investment Advisory) (2008-2014), MassMutual; Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment

Fund II (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MassMutual Premier Funds

(open-end investment company).

				93

Eric H. Wietsma Age: 51	President Vice President	Since 2008 2006- 2008	Director and President (since 2013), MML Advisers; Senior Vice President (since 2010), MassMutual; Vice President (since 2006), MML Series Investment Fund (open-end investment company); Vice President (since 2006), MML Series Investment Fund II (open-end investment company); President (since 2008), Vice President (2006-2008), MassMutual Premier Funds (open-end investment company).	93

Tina Wilson Age: 46	Vice President	Since 2016	Vice President and Head of Investments (since 2016), MML Advisers; Senior Vice President (since 2014), Vice President (2009-2014), MassMutual; President (since 2017), Vice President (2016-2017), MML Series Investment Fund (open-end investment company); President (since 2017), Vice President (2016-2017), MML Series Investment Fund II (open-end investment company); Vice President (since 2016), MassMutual Premier Funds (open-end investment company).	93

*	The address of each Trustee and Principal Officer is the same as that for the Trust; 100 Bright Meadow Blvd., Enfield, CT 06082-1981.

**	Each Trustee of the Trust serves until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor or until he or she dies, resigns, or is removed. Notwithstanding the foregoing, unless the Trustees determine that it is desirable and in the best interest of the Trust that an exception to the retirement policy of the Trust be made, a Trustee shall retire and cease to serve as a Trustee upon the conclusion of the calendar year in which such Trustee attains the age of seventy-five years, however, with the exception of Mr. Robert E. Joyal, an interested Trustee of the Trust shall no longer serve as a Trustee if or when they are no longer an employee of MassMutual or an affiliate.

The Chairperson is elected to hold such office for a term of three years or until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she retires, dies, resigns, is removed, or becomes disqualified. The Chairperson shall hold office at the pleasure of the Trustees.

^	Barings Participation Investors and Barings Corporate Investors are deemed to be a part of the Fund Complex, because they are managed by Barings LLC, an affiliate of MML Advisers.

^^	Ms. Hassara is an “Interested Person,” as that term is defined in the 1940 Act, as an employee of MassMutual.

^^^	Mr. Joyal is an Interested Person through his position as a director of Leucadia National Corporation, which controls Jefferies Group LLC, a broker-dealer that may execute portfolio transactions and/or engage in principal transactions with the Funds, other investment companies advised by MML Advisers or holding themselves out to investors as related companies for purposes of investment or investor services, or any other advisory accounts over which MML Advisers has brokerage placement discretion.

#	The President, Treasurer, and Secretary and such other officers as the Trustees may in their discretion from time to time elect are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she dies, resigns, is removed, or becomes disqualified. Each officer shall hold office at the pleasure of the Trustees.

63

Federal Tax Information (Unaudited)

For corporate shareholders, 59.66% of the ordinary dividends paid during the Fund’s year ended September 30, 2017, qualified for the dividends received deduction.

Under Section 854(b)(2) of the Code, the Fund hereby designates $7,323,303 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the year ended September 30, 2017.

64

Other Information (Unaudited)

Proxy Voting

A description of the policies and procedures that the Fund’s investment adviser and subadviser use to vote proxies relating to the Fund’s portfolio securities is available, without charge, upon request, by calling 1-888-309-3539, and on the SEC’s EDGAR database on its website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, on the MassMutual website at http://www.massmutual.com/funds and on the SEC’s EDGAR database on its website at http://www.sec.gov.

Quarterly Reporting

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s EDGAR database on its website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Trustees’ Approval of Investment Advisory Contracts

At their meetings in May and June 2017, the Contract Committee (the “Committee”) and the Trustees, including the Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust, MML Advisers, or the subadviser (the “Independent Trustees”), re-approved the existing advisory and subadvisory agreement (collectively, the “Contracts”) for the Fund. In preparation for the meetings, the Trustees requested, and MML Advisers and the subadviser provided in advance, certain materials relevant to the consideration of the Contracts (the “Meeting Materials”). In all of their deliberations, the Trustees were advised by independent counsel.

The Committee received in advance of the meetings (i) a memorandum from MML Advisers discussing the nature and quality of the services it provides as investment adviser to the Fund; (ii) a profitability analysis prepared by MML Advisers; and (iii) a fee and performance study report (the “Third-Party Report”) with respect to the Fund prepared by an independent third-party vendor (the “Third-Party”). The Third Party Report provided detailed comparative advisory fee, total expense, and performance information for the Fund to assist the Committee in its evaluation of the Contracts. The Committee also considered information presented to it throughout the year regarding MML Advisers and the subadviser.

The Committee considered the nature, scope, and quality of services MML Advisers provides to the Fund, including: (i) the financial condition, stability, and business strategy of MML Advisers; (ii) the capabilities of MML Advisers with respect to regulatory compliance and its ability to monitor compliance with the investment policies of the Fund; (iii) MML Advisers’ ability to provide investment oversight and provide for administrative and shareholder services to the Fund; and (iv) the experience and qualifications of the personnel of MML Advisers that perform, or oversee the performance of, the services provided to the Fund and the needs of the Fund for administrative and shareholder services.

The Committee then reviewed and considered the detailed information presented in the Third-Party Report regarding: (i) Fund expenses, including, among other things, both the Fund’s advisory fee and total net expense ratio against peer funds; and (ii) the Fund’s relative performance (over various time periods against peer funds and a benchmark index). In connection with the Committee’s review, MML Advisers provided commentary and analysis regarding the Fund’s performance and expenses. The Committee also noted that it had received in the Meeting Materials or during the course of the past year: (i) detailed information regarding MML Advisers’ ability to provide investment oversight and provide for administrative and shareholder services to the Fund; and (ii) a wide range of information about the subadviser and its personnel with responsibility for providing services to the Fund and the fee payable to the subadviser by MML Advisers. MML Advisers reviewed with the Committee in detail the work MML Advisers does in its oversight roles, the expertise it brings to these roles, the size of its teams, and the financial commitment it has made to providing those services. Throughout the discussion, MML Advisers responded to Committee members’ questions and provided additional information concerning the Fund.

65

Other Information (Unaudited) (Continued)

The Committee reviewed the expense and performance information for the Fund. (References to the one- and three-year period below are to periods ended December 31, 2016. The comparative expense information is that of the Fund’s “peer group” and the comparative performance information is that of the Fund’s “performance category.”)

The Committee noted that the Fund has total net expenses and net advisory fee in the second comparative quartile (43rd and 36th percentiles, respectively). The Committee considered that the Fund experienced comparative performance for the three-year period in the third comparative quartile (52nd percentile) and for the one-year period in the fourth comparative quartile (81st percentile). The Committee considered MML Advisers’ statement that that underperformance was principally the result of significant underperformance during the most recent year, due to portfolio under- and overweights, and that the Fund experienced lower than median volatility for both the one- and three-year periods. The Committee considered MML Advisers’ statement that, although the Fund is on Under Review status due to its performance, MML Advisers has a high degree of confidence in the Fund’s subadviser.

The Committee also reviewed and considered information included in the Meeting Materials, or discussed at the meeting, concerning economies of scale and the profitability of MML Advisers’ advisory relationship with the Fund, including: (i) a description of the revenue (including advisory fee and administrative and shareholder services fees, as applicable) and expense allocation methodology employed by MML Advisers; and (ii) profitability information for the Fund. The discussions included consideration of the intangible benefits derived by MML Advisers and its affiliates resulting from their relationships with the Fund and the so-called “fallout benefits” to MML Advisers, such as any reputational value derived from serving as investment adviser to the Fund, and benefits accruing to the subadviser due to so-called “soft-dollar arrangements.”

Prior to the votes being taken to approve the Contracts, the Committee met separately in executive session to discuss the appropriateness of such contracts. The Committee weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Committee did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

The Committee concluded that: (i) overall, it was satisfied with the nature, extent, and quality of services provided, and expected to be provided in the future, under the Contracts, including the level of MML Advisers’ oversight of the Fund and the subadvisory process; (ii) MML Advisers’ level of profitability from its relationship with the Fund was not excessive and the advisory fee payable under the Contract and the Fund’s total net expenses are fair and reasonable; (iii) the investment processes, research capabilities, and philosophies of the subadviser generally appear well suited to the Fund, given its investment objective and policies; (iv) the relative performance of the Fund (taking into account the investment strategy and risk profile of the Fund) is sufficient to warrant continuation of the Contracts for the Fund; and (v) the terms of the Contracts are fair and reasonable with respect to the Fund and are in the best interests of the Fund’s shareholders.

The Committee also considered the information presented and discussed regarding the existing advisory agreement for the Subsidiary.

66

Other Information (Unaudited) (Continued)

Fund Expenses September 30, 2017

Expense Examples:

The following information is in regards to expenses for the six months ended September 30, 2017:

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemptions; and (2) ongoing costs, including advisory fees, distribution and/or service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested for the six months ended September 30, 2017.

Actual Expenses:

The first four columns of the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Operating Expenses Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:

The last two columns of the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the last two columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Class I	$1,000	0.79%	$1,061.80	$4.08	$1,021.10	$4.00
Class R5	1,000	0.89%	1,061.00	4.60	1,020.60	4.51
Service Class	1,000	0.99%	1,060.90	5.11	1,020.10	5.01
Administrative Class	1,000	1.09%	1,060.00	5.63	1,019.60	5.52
Class A	1,000	1.34%	1,058.30	6.91	1,018.40	6.78
Class R4	1,000	1.24%	1,058.70	6.40	1,018.90	6.28
Class R3	1,000	1.49%	1,056.90	7.68	1,017.60	7.54

*	Expenses are calculated using the annualized expense ratio for the six months ended September 30, 2017, multiplied by the average account value over the period, multiplied by 183 days in the period, divided by 365 days in the year, unless stated otherwise.

67

Underwriter: MML Distributors, LLC 100 Bright Meadow Blvd. Enfield, CT 06082-1981

© 2017 Massachusetts Mutual Life Insurance Company (MassMutual), Springfield, MA 01111-0001. All rights reserved. www.massmutual.com. Investment Adviser: MML Investment Advisers, LLC	RS-43520-00

MassMutual

Annual Report

MassMutual RetireSMART℠ Funds

September 30, 2017

This material must be preceded or accompanied by a current prospectus (or summary prospectus, if available) for the MassMutual RetireSMARTSM Funds Series of the MassMutual Select Funds. Investors should consider a Fund’s investment objective, risks, and charges and expenses carefully before investing. This and other information about the investment company is available in the prospectus (or summary prospectus, if available). Read it carefully before investing.

MassMutual RetireSMARTSM Funds – President’s Letter to Shareholders (Unaudited)

To Our Shareholders

Eric Wietsma

“MassMutual believes that ever-changing market conditions have the potential to benefit individuals who maintain a long-term perspective on investing.”

September 30, 2017

Continued strength in U.S. markets benefits equity investors; global markets stabilize

I am pleased to present you with the Annual Report for the MassMutual RetireSMARTSM Funds Series of the MassMutual Select Funds, covering the year ended September 30, 2017 (the “fiscal year”). Domestic stocks enjoyed strong performance during the fiscal year, as investor sentiment was buoyed by campaign promises focused on tax reforms, infrastructure spending, health care reform, and the creation of American jobs. While the Trump administration and the Republican-led Congress struggled to turn campaign promises into policy realities, continued improving domestic economic data supported investor confidence during the fiscal year.

Foreign stocks also performed well for investors, as European markets stabilized significantly with Brexit concerns shifting to the actual details of executing Great Britain’s separation from the European Union. Asian markets also stabilized, even though geopolitical tensions in the region escalated due to China’s disputed expansion in the South China Sea, North Korea’s increased nuclear and missile arsenal, and lingering suspicions regarding Russia’s covert involvement in the American political process and its participation in Middle Eastern conflicts. Japan’s economic policies also appeared to be helping that country overcome its long-term economic challenges.

While equity markets added to an impressive string of consecutive quarters with positive results, investment-grade bond investors found it more difficult to generate satisfying returns during the period.

In MassMutual’s view, the ongoing uncertainties associated with investing in today’s markets validate the importance of taking a long-term perspective and not reacting to current events or short-term market changes. We also believe retirement investors who follow certain investment guidelines, such as the ones below, may increase their chances of reaching their retirement income goals.

Suggestions for retirement investors under any market conditions

Save as much as you can

There is no way to predict how the markets will perform. But you can control how often and how much you contribute to your retirement plan account. Contributing as much as you can and increasing your contribution level as often as possible may be one way to help you realize your retirement income goals.*

Invest in all market conditions

Many seasoned investors believe that retirement savers who can tolerate a market downturn have the potential to be rewarded by accumulating larger positions at more favorable prices (compared to those who do not invest during a down market). That’s why financial professionals often advise their clients to stay in the market, regardless of short-term results.

*	Systematic investing and asset allocation do not ensure a profit or protect against loss in a declining market. Systematic investing involves continuous investment in securities regardless of fluctuating price levels. Investors should consider their ability to continue investing through periods of low price levels.

(Continued)

1

MassMutual RetireSMARTSM Funds – President’s Letter to Shareholders (Unaudited) (Continued)

Retirement investors have time on their side

For most, saving and investing for retirement occurs over many decades. While most retirement investors may be familiar with market volatility, savvy investors know that adopting a long-term view of the markets can help them withstand all market conditions.

Monitor your asset allocation regularly – and diversify

Stocks, bonds, and short-term/money market investments typically (although not always) behave differently, depending on the economic and market environment. Each of these asset classes contains an even greater array of sub-categories, such as small-cap stocks, international stocks, and high-yield bonds. Many financial professionals believe that investors can take advantage of different opportunities in the market and reduce the risk of over-exposure to one or two poorly performing investment types by maintaining a retirement plan account that contains a mix of investment types and sub-categories.

Make informed choices and seek professional guidance

Many financial advisors suggest that retirement investors select an appropriate combination of investments that aligns with their retirement income goals. Doing so can help you withstand the inevitable ups and downs of the markets.

If you work with a financial professional, this may be an excellent time to contact him or her for assistance in assessing whether or not you:

•	may be saving enough for retirement based on your long-term needs;

•	are invested properly for all market conditions, based on your goals and objectives and where you are in your retirement planning journey; and

•	feel you are taking the right steps to help reduce your longevity risk, which is related to the possibility that you could “outlive” your retirement savings.

We’re people protecting people

MassMutual believes that nothing matters more than your safety and well-being. Our commitment has always been to help people financially protect their families and put themselves on the path to a more financially secure future. And that’s why we consistently encourage retirement investors to maintain a long-term view toward retirement investing, and avoid reacting to short-term market movements. We believe that ever-changing market conditions have the potential to benefit individuals who maintain a long-term perspective on investing. Thank you for your continued confidence in MassMutual.

Sincerely,

Eric Wietsma

President

The information provided is the opinion of MassMutual Funds Investment Management Group as of 10/1/17 and is subject to change without notice. It is not to be construed as tax, legal, or investment advice. Of course, past performance does not guarantee future results.

2

MassMutual RetireSMARTSM Funds – Economic and Market Overview (Unaudited)

September 30, 2017

Market Highlights

•	U.S. stock investors enjoyed strong performance during the fiscal year, bolstered by a rally which started after the November 2016 U.S. presidential election.

•	Data throughout the period pointed to sustained improvements in the global economic environment.

•	Foreign markets rebounded over the past 12 months, even though geopolitical turbulence increased in some regions.

•	The Federal Reserve Board (the “Fed”) raised short-term interest rates three times during the reporting period and introduced a plan to shrink its balance sheet beginning in 2017.

•	Investment-grade bond investors struggled to break even during this annual reporting cycle.

Market Environment

U.S. stock investors enjoyed strong performance during the fiscal year ended September 30, 2017, bolstered by a rally which started after the November 2016 U.S. presidential election. All major domestic stock indexes registered positive returns during the period, though returns varied widely across asset classes and investment styles.

Following the surprising election of Donald J. Trump as the 45th President of the United States, investor sentiment was buoyed by campaign promises focused on tax reforms, infrastructure spending, health care reform, and the creation of American jobs. While the Trump administration and the Republican-led Congress struggled to turn campaign promises into policy realities, investor sentiment remained high through the end of the reporting period.

Consecutive improved quarterly earnings reports fueled strong investor sentiment. For each quarterly reporting cycle of this fiscal year, the majority of American corporations reported earnings and sales that beat forecasts. While the market generally acknowledges that stock valuations are high by historical standards, strong earnings and sales results appear to justify ongoing investor participation in equity markets.

Continued improving domestic economic data also supported investor confidence over the past 12 months. In 2017, the scope of improved economic data expanded to include developed international markets. European markets stabilized significantly as Brexit concerns shifted to the actual details of executing Great Britain’s separation from the European Union (EU). Prime Minister Teresa May triggered Article 50 of the Lisbon Treaty (which outlines the process for EU members to withdraw from the EU) on March 29, 2017 – setting the time frame for Britain to officially leave the EU as no later than April 2019. Continued German economic strength, bolstered by Angela Merkel’s re-election in September 2017, added stability to EU and global markets. Emmanuel Macron’s resounding victory in France’s May 2017 presidential election seemed to stem the populist political tide that had added turbulence to EU markets.

Asian markets also stabilized, even though geopolitical tensions in the region escalated due to China’s disputed expansion in the South China Sea, North Korea’s increased nuclear and missile arsenal, and lingering suspicions regarding Russia’s covert involvement in the American political process and its participation in Middle Eastern conflicts. China’s central bank managed to successfully navigate concerns about production declines, real estate, currency pricing, and the growing Chinese middle class. Japan’s economic policies also appeared to be helping that country overcome its long-term economic challenges.

The Fed continued to exert influence on domestic and global markets during this annual reporting cycle, but generally improving economic conditions muted that influence compared to previous years. The Fed raised short-term interest rates three times during the fiscal year – in December 2016 and in March and June of 2017. After starting the reporting period at 0.50%, the short-term interest rate is now 1.25%. The most recent minutes from the Fed’s Federal Open Market Committee forecast one more rate hike in 2017 and the possibility of three additional increases in 2018. In addition, the Fed introduced plans to begin selling down its balance sheet, bringing to an end the era of Quantitative Easing (i.e., the Fed’s program of encouraging economic growth by purchasing government bonds). It is particularly interesting to note that in previous years, the mere threat of a rate hike added turbulence to markets. During this reporting period, Fed actions did not negatively disrupt markets.

3

MassMutual RetireSMARTSM Funds – Economic and Market Overview (Unaudited) (Continued)

During the one-year period ended September 30, 2017, the technology-focused NASDAQ Composite® Index rose 23.68%, the S&P 500® Index (S&P 500) of large-capitalization U.S. stocks gained 18.61%, the Dow Jones Industrial AverageSM grew 25.45%, and the Russell 2000® Index of small-capitalization stocks added 20.74%. Notably, this marks the second consecutive year these indexes logged double-digit returns. Domestic large-cap growth stocks outperformed for the reporting period, as the Russell 1000® Growth Index reported a 21.94% return.

In foreign markets, the MSCI EAFE® Index, a barometer for foreign stocks in developed markets, returned 19.10% for the fiscal year, more than doubling its return of 6.52% for the previous reporting year. Developing market companies also delivered another strong performance for the period, as the MSCI Emerging Markets Index, a measure of the performance of emerging stock markets throughout the world, rose 22.46%.*

Investment-grade bond investors struggled to break even this fiscal year, as the Bloomberg Barclays U.S. Aggregate Bond Index, a broad measure of the U.S. investment-grade bond markets, ended the period essentially where it started, advancing only 0.07%. Market yields generally rose during the final months of 2016 and accelerated following last November’s U.S. presidential election. Since bond prices typically fall during periods of rising interest rates, this was a particularly challenging period of time for the bond market.

Yield on the 2-year U.S. Treasury bond rose 0.70% due to market influences and Fed action, ending the reporting period at 1.47%. Yield on the 10-year Treasury bond rose 0.73% for the period, rising early on in the post-election period and declined modestly for the rest of the period to end at 2.33%. With equity markets returning double-digit growth for the second consecutive year, high-yield corporate bonds outperformed other fixed income investments, as the Bloomberg Barclays U.S. Corporate High-Yield Index, which measures the performance of fixed-rate, below-investment-grade debt securities from corporate sectors, delivered a return of 8.88%.*

With eight consecutive quarters of positive returns for the S&P 500 now in the history books – a feat seen only five times since 1928 – thoughtful investors are asking themselves how long this upward climb can continue. We remain convinced that a broadly diversified portfolio aligned to a long-term strategy is the retirement investor’s wisest course. When one side of the market enjoys outsized growth for a long period of time, portfolios may become overweight in one asset class. As we close out this fiscal year, it may be the right time to evaluate your portfolio to ensure that it matches your overall investment strategy and objectives.

The information provided is the opinion of MML Investment Advisers, LLC as of 10/1/17 and is subject to change without notice. It is not to be construed as tax, legal, or investment advice. Of course, past performance does not guarantee future results.

*	Indexes are unmanaged, do not incur fees or expenses and cannot be purchased directly for investment.

4

MassMutual RetireSMARTSM (risk-based) Funds – Portfolio Manager Report (Unaudited)

What are the investment approaches of the Funds that constitute the MassMutual RetireSMARTSM (risk-based) Series, and who is the Series’ investment adviser?

The MassMutual (“MM”) RetireSMART (risk-based) Series (the “Series”) comprises four Funds – each of which has a “fund of funds” structure. The four Funds are MM RetireSMART Conservative Fund, MM RetireSMART Moderate Fund, MM RetireSMART Moderate Growth Fund, and MM RetireSMART Growth Fund. All Funds in the Series seek to achieve as high a total return over time as is considered consistent with prudent investment risk, preservation of capital, and recognition of the Funds’ stated asset allocation.

Each Fund seeks to achieve its investment objective by investing in a combination of domestic and international mutual funds (“Underlying Funds”) using an asset allocation strategy. Underlying Funds can include series of the MassMutual Select Funds and MassMutual Premier Funds (which are advised by MML Investment Advisers, LLC (MML Advisers)), Barings Funds (which are advised by Barings LLC (Barings), a wholly-owned, indirect subsidiary of Massachusetts Mutual Life Insurance Company (MassMutual)), Oppenheimer Funds (which are advised by OFI Global Asset Management, Inc. (OFI Global Asset Management), a majority owned, indirect subsidiary of MassMutual), and non-affiliated funds. The Underlying Funds may invest in various asset classes, including equity securities, fixed income securities, and money market instruments. Underlying Funds may also invest some or all of their assets directly or indirectly in one or more commodities or commodities-related investments or may themselves invest using an asset allocation strategy among equity, fixed income, money market, commodity, and other investments. The Series’ investment adviser is MML Advisers.

Each Fund’s assets are allocated among its Underlying Funds according to an asset allocation strategy, as follows:

•	MM RetireSMART Conservative Fund: Assets are allocated among Underlying Funds using a conservative asset allocation strategy (relative to the other risk-based MM RetireSMART Funds), with approximately 30% of its assets invested in equity and similar funds and approximately 70% invested in fixed income funds, including money market funds.

•	MM RetireSMART Moderate Fund: Assets are allocated among Underlying Funds using a moderate asset allocation strategy (relative to the other risk-based MM RetireSMART Funds), with approximately 60% of its assets invested in equity and similar funds and approximately 40% invested in fixed income funds, including money market funds.

•	MM RetireSMART Moderate Growth Fund: Assets are allocated among Underlying Funds using an asset allocation strategy that emphasizes the potential for moderate growth (relative to the other risk-based MM RetireSMART Funds), with approximately 85% of its assets invested in equity and similar funds and approximately 15% invested in fixed income funds, including money market funds.

•	MM RetireSMART Growth Fund: Assets are allocated among Underlying Funds using an asset allocation strategy that emphasizes the potential for growth (relative to the other risk-based MM RetireSMART Funds), with approximately 97% of its assets invested in equity and similar funds and approximately 3% invested in fixed income funds, including money market funds.

How did each Fund perform during the 12 months ended September 30, 2017?

The return of each Fund’s Class R5 shares is shown below in comparison to the Lipper Balanced Fund Index, an unmanaged, equally weighted index of the 30 largest mutual funds within the Lipper Balanced Category; the Bloomberg Barclays U.S. Aggregate Bond Index, which measures the performance of the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS; and the S&P 500® Index, which measures the performance of 500 widely held stocks in the U.S. equity market.

	Fund’s Class R5 Shares Return	Lipper Balanced Fund Index Return	Bloomberg Barclays U.S. Aggregate Bond Index Return	S&P 500 Index Return
MM RetireSMART Conservative Fund	5.77%	10.92%	0.07%*	18.61%

MM RetireSMART Moderate Fund	10.62%	10.92%	0.07%	18.61%*

5

MassMutual RetireSMARTSM (risk-based) Funds – Portfolio Manager Report (Unaudited) (Continued)

	Fund’s Class R5 Shares Return	Lipper Balanced Fund Index Return	Bloomberg Barclays U.S. Aggregate Bond Index Return	S&P 500 Index Return
MM RetireSMART Moderate Growth Fund	15.16%	10.92%	0.07%	18.61%*

MM RetireSMART Growth Fund	17.23%	10.92%	0.07%	18.61%*

* Benchmark return

For the year ended September 30, 2017, all of the MM RetireSMART (risk-based) Funds underperformed the S&P 500 Index. All of the MM RetireSMART Funds outperformed the Bloomberg Barclays U.S. Aggregate Bond Index. The MM RetireSMART Moderate Growth Fund and the MM RetireSMART Growth Fund both outperformed the Lipper Balanced Fund Index, while MM RetireSMART Conservative Fund and MM RetireSMART Moderate Fund both underperformed the Lipper Balanced Fund Index.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2017, please see the Economic and Market Overview, beginning on page 3.

Investment adviser discussion of factors that contributed to the Funds’ performance

For the year ended September 30, 2017, the Series’ allocation to fixed-income (bonds) versus equities (stocks) was the major performance driver. In general, equities across the globe outpaced the benchmark Bloomberg Barclays U.S. Aggregate Bond Index. Allocations within markets did make a difference, since U.S. small-cap stocks advanced more than their U.S. large-cap counterparts, and emerging-market stocks were up more than their developed-market peers. However, the allocations between stocks and bonds was key, as double-digit returns in a variety of stock markets were significantly ahead of the nearly flat to negative returns for the broad bond market and U.S. Treasury bonds.

After a pick-up in the middle of 2016, inflation measures softened. As a result, assets such as commodities and real estate investment trusts (REITs) did not participate in the gains. The final result was that those Series Funds with higher equity allocations – such as MM RetireSMART Growth Fund and MM RetireSMART Moderate Growth Fund – outperformed their counterparts with higher bond allocations, such as MM RetireSMART Conservative Fund and MM RetireSMART Moderate Fund, by a meaningful amount.

Our decision to move to a higher equity allocation prior to the U.S. presidential election aided results, but our decision to trim some risk in the early part of 2017 was a slight drag. Overall, the Funds maintained a meaningful overall risk posture, which aided results. Adjustments to lower the target level of commodities and REITs held in the portfolios also affected the portfolios favorably. These moves aided results but the remaining exposure to commodities and REITs weighed on performance.

The full-year returns of underlying actively managed funds were key positive contributors. Gains were broad based with outperformance by Select Blue Chip Growth Fund, Select Equity Opportunities Fund and Select Overseas Fund. Oppenheimer Real Estate Fund has a solid long-term track record, but was a key detractor – both on an absolute and a relative basis – for the reporting period.

Changes to the Underlying Funds included removing the Select Diversified International Equity Fund. In addition, Select Focused Value Fund changed its name to Select Equity Opportunities Fund and appointed Wellington Management Company LLP and T. Rowe Price Associates, Inc. to replace Harris Associates L.P. as the Fund’s co-subadvisers.

Investment adviser outlook

Although September hurricanes Irma, Harvey, and Maria disrupted lives and the U.S. economy, evidence continues to mount that the global economy is gaining traction. While the rate of growth may be lower than in previous decades, nearly every major region is showing growth for the first time since the global financial crisis. The stock market tends to look forward and prices have largely already reflected this growth. These higher prices could make further gains difficult to come by and add to risk.

6

MassMutual RetireSMARTSM (risk-based) Funds – Portfolio Manager Report (Unaudited) (Continued)

There are multiple areas of concern that could offset the improved economic news. With higher prices and less attractive stock valuations, the Federal Reserve (the “Fed”) runs the risk of over playing its hand as it moves interest rates higher and removes QE (i.e., government bond purchases through the Fed’s Quantitative Easing program). Additionally, geopolitical risks, such as North Korea, which is front and center, and elevated political uncertainty in the United States, could temper improved economic news. We are maintaining a balanced position between risks and opportunities with an eye toward opportunities outside the United States. Looking ahead to 2018, we will be closely monitoring how trends unfold as we manage the positioning of each MM RetireSMART portfolio.

MassMutual RetireSMART Conservative Fund Asset Allocation (% of Net Assets) on 9/30/17

Fixed Income Funds	69.8%
Equity Funds	30.3%

Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%

Net Assets	100.0%

MassMutual RetireSMART Moderate Fund Asset Allocation (% of Net Assets) on 9/30/17

Equity Funds	58.6%
Fixed Income Funds	41.5%

Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%

Net Assets	100.0%

MassMutual RetireSMART Moderate Growth Fund Asset Allocation (% of Net Assets) on 9/30/17

Equity Funds	83.9%
Fixed Income Funds	16.2%

Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%

Net Assets	100.0%

MassMutual RetireSMART Growth Fund Asset Allocation (% of Net Assets) on 9/30/17

Equity Funds	95.7%
Fixed Income Funds	4.4%

Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%

Net Assets	100.0%

7

MassMutual RetireSMARTSM (target-date) Funds – Portfolio Manager Report (Unaudited)

What are the investment approaches of the Funds that constitute the MassMutual RetireSMARTSM (target date) Series, and who is the Series’ investment adviser?

The MassMutual (“MM”) RetireSMART (target-date) Series (the “Series”) comprises 12 Funds – each of which has a “fund of funds” structure. The 12 Funds are MM RetireSMART In Retirement Fund, MM RetireSMART 2010 Fund, MM RetireSMART 2015 Fund, MM RetireSMART 2020 Fund, MM RetireSMART 2025 Fund, MM RetireSMART 2030 Fund, MM RetireSMART 2035 Fund, MM RetireSMART 2040 Fund, MM RetireSMART 2045 Fund, MM RetireSMART 2050 Fund, MM RetireSMART 2055 Fund, and MM RetireSMART 2060 Fund. All Funds in the Series seek to achieve as high a total return over time as is considered consistent with prudent investment risk, preservation of capital, and recognition of the Funds’ current asset allocation.

Each Fund seeks to achieve its investment objective by investing in a combination of domestic and international mutual funds (“Underlying Funds”) using an asset allocation strategy designed for investors expecting to retire at age 65 around the year specified in the Fund’s name and likely to stop making new investments in the Fund at or around that time (or designed for investors already in retirement for the MM RetireSMART In Retirement Fund). Underlying Funds can include series of the MassMutual Select Funds and MassMutual Premier Funds (which are advised by MML Investment Advisers, LLC (MML Advisers)), Barings Funds (which are advised by Barings LLC (Barings), a wholly-owned, indirect subsidiary of Massachusetts Mutual Life Insurance Company (MassMutual)), Oppenheimer Funds (which are advised by OFI Global Asset Management, Inc. (OFI Global Asset Management), a majority owned, indirect subsidiary of MassMutual), and non-affiliated funds. The Underlying Funds may invest in various asset classes, including equity securities, fixed income securities, and money market instruments. Underlying Funds may also invest some or all of their assets in commodities or commodities-related investments. The Series’ investment adviser is MML Advisers.

Each Fund’s assets are allocated to the Underlying Funds according to an asset allocation strategy, as follows:

•	MM RetireSMART In Retirement Fund: Assets are allocated among Underlying Funds according to a target asset allocation strategy that emphasizes fixed income and money market funds, but also includes a smaller allocation to equity and certain other funds.

•	MM RetireSMART 2010/2015/2020/2025/2030/2035/2040/2045/2050/2055/2060 Funds: For each Fund, assets are allocated among Underlying Funds according to an asset allocation strategy that becomes increasingly conservative until, reaching approximately 35% in equity funds and similar funds and 65% in fixed income funds, including money market funds, approximately 15 years after the target retirement date.

How did each Fund perform during the 12 months ended September 30, 2017?

The return of each Fund’s Class R5 shares is shown below in comparison to the return of each Fund’s respective S&P Target Date Index.

	Fund’s Class R5 Shares Return	S&P Target Date Index* Return
MM RetireSMART In Retirement Fund	6.32%	5.37%

MM RetireSMART 2010 Fund	7.61%	6.93%

MM RetireSMART 2015 Fund	8.46%	8.43%

MM RetireSMART 2020 Fund	10.66%	9.86%

MM RetireSMART 2025 Fund	12.97%	11.39%

MM RetireSMART 2030 Fund	14.44%	12.79%

MM RetireSMART 2035 Fund	15.31%	14.19%

MM RetireSMART 2040 Fund	15.61%	15.15%

MM RetireSMART 2045 Fund	15.92%	15.87%

8

MassMutual RetireSMARTSM (target-date) Funds – Portfolio Manager Report (Unaudited) (Continued)

	Fund’s Class R5 Shares Return	S&P Target Date Index* Return
MM RetireSMART 2050 Fund	16.95%	16.53%

MM RetireSMART 2055 Fund	17.14%	16.94%

MM RetireSMART 2060 Fund	16.92%	17.24%

* The S&P Target Date Index for each Fund in the Series is as follows: MM RetireSMART In Retirement Fund: S&P Target Date Retirement Income Index; MM RetireSMART 2010 Fund: S&P Target Date 2010 Index; MM RetireSMART 2015 Fund: S&P Target Date 2015 Index; MM RetireSMART 2020 Fund: S&P Target Date 2020 Index; MM RetireSMART 2025 Fund: S&P Target Date 2025 Index; MM RetireSMART 2030 Fund: S&P Target Date 2030 Index; MM RetireSMART 2035 Fund: S&P Target Date 2035 Index; MM RetireSMART 2040 Fund: S&P Target Date 2040 Index; MM RetireSMART 2045 Fund: S&P Target Date 2045 Index; MM RetireSMART 2050 Fund: S&P Target Date 2050 Index; MM RetireSMART 2055 Fund: S&P Target Date 2055 Index; and MM RetireSMART 2060 Fund: S&P Target Date 2060+ Index.

Each of the MM RetireSMART (target-date) Funds outperformed its respective S&P Target Date Index for the 12-month period – with the exception of the MM RetireSMART 2060 Fund. (S&P Target Date Indexes are defined in the following section.)

S&P Target Date Indexes:

The S&P Target Date® Index Series consists of 12 multi-asset class indexes: the S&P Target Date Retirement Income Index and 11 date-specific indexes, corresponding to a specific target retirement date. Each index provides varying levels of exposure to equities and fixed income. Each target date allocation is created and retired according to a pre-determined schedule related to the respective target date. The Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2017, please see the Economic and Market Overview, beginning on page 3.

Investment adviser discussion of factors that contributed to the Funds’ performance

For the year ended September 30, 2017, the Series’ allocation to fixed-income (bonds) versus equities (stocks) was the major performance driver. In general, equities across the globe outpaced the benchmark Bloomberg Barclays U.S. Aggregate Bond Index. Allocations within markets did make a difference, since U.S. small-cap stocks advanced more than their U.S. large-cap counterparts, and emerging-market stocks were up more than their developed-market peers. However, the allocations between stocks and bonds was key, as double-digit returns in a variety of stock markets were significantly ahead of the nearly flat to negative returns for the broad bond market and U.S. Treasury bonds.

After a pick-up in the middle of 2016, inflation measures softened. As a result, assets such as commodities and real estate investment trusts (REITs) did not participate in the gains. The final result was that those Series Funds with higher equity allocations – such as MM RetireSMART 2025 through MM RetireSMART 2060 Funds – outperformed their counterparts with higher bond allocations, such as MM RetireSMART In Retirement through MM RetireSMART 2020 Funds, by a meaningful amount.

Our decision to move to a higher equity allocation prior to the U.S. presidential election aided results, but our decision to trim some risk in the early part of 2017 was a slight drag. Overall, the Funds maintained a meaningful overall risk posture, which aided results. Adjustments to lower the target level of commodities and REITs held in the portfolios also affected the portfolios favorably. These moves aided results but the remaining exposure to commodities and REITs weighed on performance.

The full-year returns of underlying actively managed funds were key positive contributors. Gains were broad based with outperformance by Select Blue Chip Growth Fund, Select Equity Opportunities Fund and Select Overseas Fund. Oppenheimer Real Estate Fund has a solid long-term track record, but was a key detractor – both on an absolute and a relative basis – for the reporting period.

Changes to the Underlying Funds included removing the Select Diversified International Equity Fund. In addition, Select Focused Value Fund changed its name to Select Equity Opportunities Fund and appointed Wellington Management Company LLP and T. Rowe Price Associates, Inc. to replace Harris Associates L.P. as the Fund’s co-subadvisers.

9

MassMutual RetireSMARTSM (target-date) Funds – Portfolio Manager Report (Unaudited) (Continued)

Investment adviser outlook

Although September hurricanes Irma, Harvey, and Maria disrupted lives and the U.S. economy, evidence continues to mount that the global economy is gaining traction. While the rate of growth may be lower than in previous decades, nearly every major region is showing growth for the first time since the global financial crisis. The stock market tends to look forward and prices have largely already reflected this growth. These higher prices could make further gains difficult to come by and add to risk. There are multiple areas of concern that could offset the improved economic news. With higher prices and less attractive stock valuations, the Federal Reserve (the “Fed”) runs the risk of over playing its hand as it moves interest rates higher and removes QE (i.e., government bond purchases through the Fed’s Quantitative Easing program). Additionally, geopolitical risks, such as North Korea, which is front and center, and elevated political uncertainty in the United States, could temper improved economic news. We are maintaining a balanced position between risks and opportunities with an eye toward opportunities outside the United States. Looking ahead to 2018, we will be closely monitoring how trends unfold as we manage the positioning of each MM RetireSMART portfolio.

MassMutual RetireSMART In Retirement Fund Asset Allocation (% of Net Assets) on 9/30/17

Fixed Income Funds	65.1%
Equity Funds	35.0%

Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%

Net Assets	100.0%

MassMutual RetireSMART 2010 Fund Asset Allocation (% of Net Assets) on 9/30/17

Fixed Income Funds	58.3%
Equity Funds	41.8%

Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%

Net Assets	100.0%

MassMutual RetireSMART 2015 Fund Asset Allocation (% of Net Assets) on 9/30/17

Fixed Income Funds	53.3%
Equity Funds	46.8%

Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%

Net Assets	100.0%

MassMutual RetireSMART 2020 Fund Asset Allocation (% of Net Assets) on 9/30/17

Equity Funds	56.1%
Fixed Income Funds	44.0%

Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%

Net Assets	100.0%

MassMutual RetireSMART 2025 Fund Asset Allocation (% of Net Assets) on 9/30/17

Equity Funds	68.4%
Fixed Income Funds	31.7%

Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%

Net Assets	100.0%

MassMutual RetireSMART 2030 Fund Asset Allocation (% of Net Assets) on 9/30/17

Equity Funds	76.4%
Fixed Income Funds	23.7%

Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%

Net Assets	100.0%

10

MassMutual RetireSMARTSM (target-date) Funds – Portfolio Manager Report (Unaudited) (Continued)

MassMutual RetireSMART 2035 Fund Asset Allocation (% of Net Assets) on 9/30/17

Equity Funds	83.4%
Fixed Income Funds	16.7%

Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%

Net Assets	100.0%

MassMutual RetireSMART 2040 Fund Asset Allocation (% of Net Assets) on 9/30/17

Equity Funds	86.3%
Fixed Income Funds	13.8%

Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%

Net Assets	100.0%

MassMutual RetireSMART 2045 Fund Asset Allocation (% of Net Assets) on 9/30/17

Equity Funds	87.5%
Fixed Income Funds	12.6%

Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%

Net Assets	100.0%

MassMutual RetireSMART 2050 Fund Asset Allocation (% of Net Assets) on 9/30/17

Equity Funds	93.7%
Fixed Income Funds	6.4%

Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%

Net Assets	100.0%

MassMutual RetireSMART 2055 Fund Asset Allocation (% of Net Assets) on 9/30/17

Equity Funds	93.7%
Fixed Income Funds	6.4%

Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%

Net Assets	100.0%

MassMutual RetireSMART 2060 Fund Asset Allocation (% of Net Assets) on 9/30/17

Equity Funds	93.8%
Fixed Income Funds	6.4%

Total Long-Term Investments	100.2%
Other Assets & Liabilities	(0.2)%

Net Assets	100.0%

11

MassMutual RetireSMARTSM Conservative Fund – Portfolio Manager Report (Unaudited)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual RetireSMART Conservative Fund Class R5, Service Class, Administrative Class, Class A, Class A (sales load deducted), the Bloomberg Barclays U.S. Aggregate Bond Index, the S&P 500 Index, and the Lipper Balanced Fund Index.

TOTAL RETURN	One Year 10/1/16 - 9/30/17	Five Year Average Annual 10/1/12 - 9/30/17	Since Inception Average Annual 6/20/11 - 9/30/17
Class R5	5.77%	4.34%	4.73%
Service Class	5.72%	4.24%	4.65%
Administrative Class	5.53%	4.14%	4.56%
Class A	5.29%	3.86%	4.28%
Class A (sales load deducted)*	-0.77%	2.64%	3.30%
Bloomberg Barclays U.S. Aggregate Bond Index#	0.07%	2.06%	2.98%
S&P 500 Index	18.61%	14.22%	13.90%
Lipper Balanced Fund Index	10.92%	8.23%	7.60%	+

Hypothetical Investments in MassMutual RetireSMART Conservative Fund Class I, Class R4, Class R3, the Bloomberg Barclays U.S. Aggregate Bond Index, the S&P 500 Index, and the Lipper Balanced Fund Index.

TOTAL RETURN	One Year 10/1/16 - 9/30/17	Since Inception Average Annual 4/1/14 - 9/30/17
Class I	5.86%	3.69%
Class R4	5.41%	3.23%
Class R3	5.13%	2.96%
Bloomberg Barclays U.S. Aggregate Bond Index#	0.07%	2.96%
S&P 500 Index	18.61%	11.15%
Lipper Balanced Fund Index	10.92%	6.29%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

# Benchmark

+ From 7/1/11.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Bloomberg Barclays U.S. Aggregate Bond Index, the S&P 500 Index, and the Lipper Balanced Fund Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

12

MassMutual RetireSMARTSM Moderate Fund – Portfolio Manager Report (Unaudited)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual RetireSMART Moderate Fund Class R5, Service Class, Administrative Class, Class A, Class A (sales load deducted), the S&P 500 Index, the Bloomberg Barclays U.S. Aggregate Bond Index, and the Lipper Balanced Fund Index.

TOTAL RETURN	One Year 10/1/16 - 9/30/17	Five Year Average Annual 10/1/12 - 9/30/17	Since Inception Average Annual 6/20/11 - 9/30/17
Class R5	10.62%	6.90%	6.73%
Service Class	10.53%	6.82%	6.67%
Administrative Class	10.36%	6.70%	6.56%
Class A	10.22%	6.44%	6.30%
Class A (sales load deducted)*	3.88%	5.19%	5.30%
S&P 500 Index#	18.61%	14.22%	13.90%
Bloomberg Barclays U.S. Aggregate Bond Index	0.07%	2.06%	2.98%
Lipper Balanced Fund Index	10.92%	8.23%	7.60%	+

Hypothetical Investments in MassMutual RetireSMART Moderate Fund Class I, Class R4, Class R3, the S&P 500 Index, the Bloomberg Barclays U.S. Aggregate Bond Index, and the Lipper Balanced Fund Index.

TOTAL RETURN	One Year 10/1/16 - 9/30/17	Since Inception Average Annual 4/1/14 - 9/30/17
Class I	10.72%	4.89%
Class R4	10.25%	4.41%
Class R3	10.04%	4.19%
S&P 500 Index#	18.61%	11.15%
Bloomberg Barclays U.S. Aggregate Bond Index	0.07%	2.96%
Lipper Balanced Fund Index	10.92%	6.29%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

# Benchmark

+ From 7/1/11.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index, the Bloomberg Barclays U.S. Aggregate Bond Index, and the Lipper Balanced Fund Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

13

MassMutual RetireSMARTSM Moderate Growth Fund – Portfolio Manager Report (Unaudited)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual RetireSMART Moderate Growth Fund Class R5, Service Class, Administrative Class, Class A, Class A (sales load deducted), the S&P 500 Index, the Bloomberg Barclays U.S. Aggregate Bond Index, and the Lipper Balanced Fund Index.

TOTAL RETURN	One Year 10/1/16 - 9/30/17	Five Year Average Annual 10/1/12 - 9/30/17	Since Inception Average Annual 6/20/11 - 9/30/17
Class R5	15.16%	9.04%	8.32%
Service Class	15.13%	8.96%	8.26%
Administrative Class	15.08%	8.86%	8.17%
Class A	14.73%	8.58%	7.89%
Class A (sales load deducted)*	8.14%	7.30%	6.88%
S&P 500 Index#	18.61%	14.22%	13.90%
Bloomberg Barclays U.S. Aggregate Bond Index	0.07%	2.06%	2.98%
Lipper Balanced Fund Index	10.92%	8.23%	7.60%	+

Hypothetical Investments in MassMutual RetireSMART Moderate Growth Fund Class I, Class R4, Class R3, the S&P 500 Index, the Bloomberg Barclays U.S. Aggregate Bond Index, and the Lipper Balanced Fund Index.

TOTAL RETURN	One Year 10/1/16 - 9/30/17	Since Inception Average Annual 4/1/14 - 9/30/17
Class I	15.26%	5.85%
Class R4	14.90%	5.42%
Class R3	14.54%	5.17%
S&P 500 Index#	18.61%	11.15%
Bloomberg Barclays U.S. Aggregate Bond Index	0.07%	2.96%
Lipper Balanced Fund Index	10.92%	6.29%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

# Benchmark

+ From 7/1/11.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index, the Bloomberg Barclays U.S. Aggregate Bond Index, and the Lipper Balanced Fund Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

14

MassMutual RetireSMARTSM Growth Fund – Portfolio Manager Report (Unaudited)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual RetireSMART Growth Fund Class R5, Service Class, Administrative Class, Class A, Class A (sales load deducted), the S&P 500 Index, the Bloomberg Barclays U.S. Aggregate Bond Index, and the Lipper Balanced Fund Index.

TOTAL RETURN	One Year 10/1/16 - 9/30/17	Five Year Average Annual 10/1/12 - 9/30/17	Since Inception Average Annual 6/20/11 - 9/30/17
Class R5	17.23%	10.05%	9.11%
Service Class	17.09%	9.96%	9.04%
Administrative Class	17.08%	9.87%	8.94%
Class A	16.71%	9.59%	8.67%
Class A (sales load deducted)*	10.00%	8.30%	7.65%
S&P 500 Index#	18.61%	14.22%	13.90%
Bloomberg Barclays U.S. Aggregate Bond Index	0.07%	2.06%	2.98%
Lipper Balanced Fund Index	10.92%	8.23%	7.60%	+

Hypothetical Investments in MassMutual RetireSMART Growth Fund Class I, Class R4, Class R3, the S&P 500 Index, the Bloomberg Barclays U.S. Aggregate Bond Index, and the Lipper Balanced Fund Index.

TOTAL RETURN	One Year 10/1/16 - 9/30/17	Since Inception Average Annual 4/1/14 - 9/30/17
Class I	17.35%	6.32%
Class R4	16.89%	5.84%
Class R3	16.53%	5.57%
S&P 500 Index#	18.61%	11.15%
Bloomberg Barclays U.S. Aggregate Bond Index	0.07%	2.96%
Lipper Balanced Fund Index	10.92%	6.29%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

# Benchmark

+ From 7/1/11.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index, the Bloomberg Barclays U.S. Aggregate Bond Index, and the Lipper Balanced Fund Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

15

MassMutual RetireSMARTSM In Retirement Fund – Portfolio Manager Report (Unaudited)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual RetireSMART In Retirement Fund Service Class, Administrative Class, Class A, Class A (sales load deducted), Class R3, and the S&P Target Date Retirement Income Index.

TOTAL RETURN	One Year 10/1/16 - 9/30/17	Five Year Average Annual 10/1/12 - 9/30/17	Ten Year Average Annual 10/1/07 - 9/30/17
Service Class	6.20%	4.39%	4.39%
Administrative Class	6.08%	4.30%	4.33%
Class A	5.88%	4.00%	4.00%
Class A (sales load deducted)*	-0.21%	2.78%	3.38%
Class R3	5.73%	3.83%	3.75%
S&P Target Date Retirement Income Index	5.37%	4.60%	3.89%

Hypothetical Investments in MassMutual RetireSMART In Retirement Fund Class I, Class R5, Class R4, and the S&P Target Date Retirement Income Index.

TOTAL RETURN	One Year 10/1/16 - 9/30/17	Since Inception Average Annual 4/1/14 - 9/30/17
Class I	6.43%	3.70%
Class R5	6.32%	3.59%
Class R4	5.99%	3.24%
S&P Target Date Retirement Income Index	5.37%	4.08%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P Target Date Retirement Income Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

16

MassMutual RetireSMARTSM 2010 Fund – Portfolio Manager Report (Unaudited)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual RetireSMART 2010 Fund Service Class, Administrative Class, Class A, Class A (sales load deducted), Class R3, and the S&P Target Date 2010 Index.

TOTAL RETURN	One Year 10/1/16 - 9/30/17	Five Year Average Annual 10/1/12 - 9/30/17	Ten Year Average Annual 10/1/07 - 9/30/17
Service Class	7.56%	5.44%	4.29%
Administrative Class	7.41%	5.31%	4.19%
Class A	7.16%	5.01%	3.87%
Class A (sales load deducted)*	1.00%	3.78%	3.25%
Class R3	6.92%	4.82%	3.60%
S&P Target Date 2010 Index	6.93%	5.69%	4.23%

Hypothetical Investments in MassMutual RetireSMART 2010 Fund Class I, Class R5, Class R4, and the S&P Target Date 2010 Index.

TOTAL RETURN	One Year 10/1/16 - 9/30/17	Since Inception Average Annual 4/1/14 - 9/30/17
Class I	7.71%	4.09%
Class R5	7.61%	3.99%
Class R4	7.27%	3.64%
S&P Target Date 2010 Index	6.93%	4.65%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P Target Date 2010 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

17

MassMutual RetireSMARTSM 2015 Fund – Portfolio Manager Report (Unaudited)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual RetireSMART 2015 Fund Service Class, Administrative Class, Class A, Class A (sales load deducted), and the S&P Target Date 2015 Index.

TOTAL RETURN	One Year 10/1/16 - 9/30/17	Five Year Average Annual 10/1/12 - 9/30/17	Since Inception Average Annual 4/1/10 - 9/30/17
Service Class	8.33%	6.31%	6.83%
Administrative Class	8.23%	6.20%	6.75%
Class A	8.05%	5.92%	6.43%
Class A (sales load deducted)*	1.84%	4.67%	5.59%
S&P Target Date 2015 Index	8.43%	6.73%	6.91%

Hypothetical Investments in MassMutual RetireSMART 2015 Fund Class I, Class R5, Class R4, Class R3, and the S&P Target Date 2015 Index.

TOTAL RETURN	One Year 10/1/16 - 9/30/17	Since Inception Average Annual 4/1/14 - 9/30/17
Class I	8.51%	4.32%
Class R5	8.46%	4.24%
Class R4	8.06%	3.85%
Class R3	7.86%	3.62%
S&P Target Date 2015 Index	8.43%	5.25%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P Target Date 2015 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

18

MassMutual RetireSMARTSM 2020 Fund – Portfolio Manager Report (Unaudited)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual RetireSMART 2020 Fund Service Class, Administrative Class, Class A, Class A (sales load deducted), Class R3, and the S&P Target Date 2020 Index.

TOTAL RETURN	One Year 10/1/16 - 9/30/17	Five Year Average Annual 10/1/12 - 9/30/17	Ten Year Average Annual 10/1/07 - 9/30/17
Service Class	10.66%	7.39%	4.59%
Administrative Class	10.59%	7.30%	4.50%
Class A	10.27%	6.99%	4.17%
Class A (sales load deducted)*	3.93%	5.73%	3.55%
Class R3	10.01%	6.77%	3.92%
S&P Target Date 2020 Index	9.86%	7.64%	4.77%

Hypothetical Investments in MassMutual RetireSMART 2020 Fund Class I, Class R5, Class R4, and the S&P Target Date 2020 Index.

TOTAL RETURN	One Year 10/1/16 - 9/30/17	Since Inception Average Annual 4/1/14 - 9/30/17
Class I	10.85%	4.87%
Class R5	10.66%	4.76%
Class R4	10.41%	4.40%
S&P Target Date 2020 Index	9.86%	5.75%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P Target Date 2020 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

19

MassMutual RetireSMARTSM 2025 Fund – Portfolio Manager Report (Unaudited)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual RetireSMART 2025 Fund Service Class, Administrative Class, Class A, Class A (sales load deducted), and the S&P Target Date 2025 Index.

TOTAL RETURN	One Year 10/1/16 - 9/30/17	Five Year Average Annual 10/1/12 - 9/30/17	Since Inception Average Annual 4/1/10 - 9/30/17
Service Class	12.86%	8.32%	8.12%
Administrative Class	12.78%	8.24%	8.04%
Class A	12.53%	7.93%	7.72%
Class A (sales load deducted)*	6.06%	6.66%	6.87%
S&P Target Date 2025 Index	11.39%	8.42%	8.13%

Hypothetical Investments in MassMutual RetireSMART 2025 Fund Class I, Class R5, Class R4, Class R3, and the S&P Target Date 2025 Index.

TOTAL RETURN	One Year 10/1/16 - 9/30/17	Since Inception Average Annual 4/1/14 - 9/30/17
Class I	13.03%	5.40%
Class R5	12.97%	5.31%
Class R4	12.59%	4.94%
Class R3	12.32%	4.68%
S&P Target Date 2025 Index	11.39%	6.18%
GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P Target Date 2025 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

20

MassMutual RetireSMARTSM 2030 Fund – Portfolio Manager Report (Unaudited)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual RetireSMART 2030 Fund Service Class, Administrative Class, Class A, Class A (sales load deducted), Class R3, and the S&P Target Date 2030 Index.

TOTAL RETURN	One Year 10/1/16 - 9/30/17	Five Year Average Annual 10/1/12 - 9/30/17	Ten Year Average Annual 10/1/07 - 9/30/17
Service Class	14.36%	8.82%	4.45%
Administrative Class	14.17%	8.73%	4.38%
Class A	13.92%	8.41%	4.05%
Class A (sales load deducted)*	7.37%	7.14%	3.43%
Class R3	13.75%	8.21%	3.80%
S&P Target Date 2030 Index	12.79%	9.17%	5.02%

Hypothetical Investments in MassMutual RetireSMART 2030 Fund Class I, Class R5, Class R4, and the S&P Target Date 2030 Index.

TOTAL RETURN	One Year 10/1/16 - 9/30/17	Since Inception Average Annual 4/1/14 - 9/30/17
Class I	14.60%	5.72%
Class R5	14.44%	5.60%
Class R4	14.09%	5.23%
S&P Target Date 2030 Index	12.79%	6.62%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P Target Date 2030 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

21

MassMutual RetireSMARTSM 2035 Fund – Portfolio Manager Report (Unaudited)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual RetireSMART 2035 Fund Service Class, Administrative Class, Class A, Class A (sales load deducted), and the S&P Target Date 2035 Index.

TOTAL RETURN	One Year 10/1/16 - 9/30/17	Five Year Average Annual 10/1/12 - 9/30/17	Since Inception Average Annual 4/1/10 - 9/30/17
Service Class	15.15%	9.15%	8.63%
Administrative Class	15.04%	9.04%	8.54%
Class A	14.73%	8.74%	8.20%
Class A (sales load deducted)*	8.13%	7.46%	7.35%
S&P Target Date 2035 Index	14.19%	9.82%	9.09%

Hypothetical Investments in MassMutual RetireSMART 2035 Fund Class I, Class R5, Class R4, Class R3, and the S&P Target Date 2035 Index.

TOTAL RETURN	One Year 10/1/16 - 9/30/17	Since Inception Average Annual 4/1/14 - 9/30/17
Class I	15.44%	5.92%
Class R5	15.31%	5.81%
Class R4	14.92%	5.46%
Class R3	14.55%	5.17%
S&P Target Date 2035 Index	14.19%	7.04%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P Target Date 2035 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

22

MassMutual RetireSMARTSM 2040 Fund – Portfolio Manager Report (Unaudited)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual RetireSMART 2040 Fund Service Class, Administrative Class, Class A, Class A (sales load deducted), Class R3, and the S&P Target Date 2040 Index.

TOTAL RETURN	One Year 10/1/16 - 9/30/17	Five Year Average Annual 10/1/12 - 9/30/17	Ten Year Average Annual 10/1/07 - 9/30/17
Service Class	15.45%	9.24%	4.39%
Administrative Class	15.39%	9.13%	4.30%
Class A	15.16%	8.83%	3.98%
Class A (sales load deducted)*	8.54%	7.55%	3.37%
Class R3	14.95%	8.61%	3.72%
S&P Target Date 2040 Index	15.15%	10.28%	5.22%

Hypothetical Investments in MassMutual RetireSMART 2040 Fund Class I, Class R5, Class R4, and the S&P Target Date 2040 Index.

TOTAL RETURN	One Year 10/1/16 - 9/30/17	Since Inception Average Annual 4/1/14 - 9/30/17
Class I	15.80%	5.98%
Class R5	15.61%	5.91%
Class R4	15.23%	5.52%
S&P Target Date 2040 Index	15.15%	7.32%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P Target Date 2040 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

23

MassMutual RetireSMARTSM 2045 Fund – Portfolio Manager Report (Unaudited)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual RetireSMART 2045 Fund Service Class, Administrative Class, Class A, Class A (sales load deducted), and the S&P Target Date 2045 Index.

TOTAL RETURN	One Year 10/1/16 - 9/30/17	Five Year Average Annual 10/1/12 - 9/30/17	Since Inception Average Annual 4/1/10 - 9/30/17
Service Class	15.77%	9.74%	9.02%
Administrative Class	15.64%	9.64%	8.94%
Class A	15.43%	9.35%	8.61%
Class A (sales load deducted)*	8.79%	8.06%	7.76%
S&P Target Date 2045 Index	15.87%	10.63%	9.65%

Hypothetical Investments in MassMutual RetireSMART 2045 Fund Class I, Class R5, Class R4, Class R3, and the S&P Target Date 2045 Index.

TOTAL RETURN	One Year 10/1/16 - 9/30/17	Since Inception Average Annual 4/1/14 - 9/30/17
Class I	16.07%	6.10%
Class R5	15.92%	6.01%
Class R4	15.52%	5.62%
Class R3	15.25%	5.38%
S&P Target Date 2045 Index	15.87%	7.52%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P Target Date 2045 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

24

MassMutual RetireSMARTSM 2050 Fund – Portfolio Manager Report (Unaudited)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual RetireSMART 2050 Fund Service Class, Administrative Class, Class A, Class A (sales load deducted), Class R3, and the S&P Target Date 2050 Index.

TOTAL RETURN	One Year 10/1/16 - 9/30/17	Five Year Average Annual 10/1/12 - 9/30/17	Since Inception Average Annual 12/17/07 - 9/30/17
Service Class	16.81%	9.87%	5.22%
Administrative Class	16.60%	9.77%	5.16%
Class A	16.48%	9.49%	4.85%
Class A (sales load deducted)*	9.79%	8.20%	4.22%
Class R3	16.20%	9.24%	4.55%
S&P Target Date 2050 Index	16.53%	10.96%	5.84%

Hypothetical Investments in MassMutual RetireSMART 2050 Fund Class I, Class R5, Class R4, and the S&P Target Date 2050 Index.

TOTAL RETURN	One Year 10/1/16 - 9/30/17	Since Inception Average Annual 4/1/14 - 9/30/17
Class I	17.03%	6.29%
Class R5	16.95%	6.21%
Class R4	16.52%	5.83%
S&P Target Date 2050 Index	16.53%	7.71%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P Target Date 2050 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

25

MassMutual RetireSMARTSM 2055 Fund – Portfolio Manager Report (Unaudited)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual RetireSMART 2055 Fund Service Class, Administrative Class, Class A, Class A (sales load deducted), and the S&P Target Date 2055 Index.

TOTAL RETURN	One Year 10/1/16 - 9/30/17	Since Inception Average Annual 9/17/13 - 9/30/17
Service Class	16.92%	7.53%
Administrative Class	16.83%	7.43%
Class A	16.58%	7.16%
Class A (sales load deducted)*	9.88%	5.60%
S&P Target Date 2055 Index	16.94%	9.07%

Hypothetical Investments in MassMutual RetireSMART 2055 Fund Class I, Class R5, Class R4, Class R3, and the S&P Target Date 2055 Index.

TOTAL RETURN	One Year 10/1/16 - 9/30/17	Since Inception Average Annual 4/1/14 - 9/30/17
Class I	17.23%	6.37%
Class R5	17.14%	6.23%
Class R4	16.66%	5.89%
Class R3	16.41%	5.63%
S&P Target Date 2055 Index	16.94%	7.80%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P Target Date 2055 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

26

MassMutual RetireSMARTSM 2060 Fund – Portfolio Manager Report (Unaudited)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual RetireSMART 2060 Fund Class I, Class R5, Service Class, Administrative Class, Class A, Class A (sales load deducted), Class R4, Class R3, and the S&P Target Date 2060+ Index.

TOTAL RETURN	One Year 10/1/16 - 9/30/17	Since Inception Average Annual 11/23/15 - 9/30/17
Class I	17.02%	10.75%
Class R5	16.92%	10.64%
Service Class	16.76%	10.55%
Administrative Class	16.67%	10.44%
Class R4	16.47%	10.27%
Class A	16.40%	10.17%
Class A (sales load deducted)*	9.71%	6.71%
Class R3	16.25%	10.02%
S&P Target Date 2060+ Index	17.24%	11.77%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P Target Date 2060+ Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

27

MassMutual RetireSMART Conservative Fund – Portfolio of Investments

September 30, 2017

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 30.3%
DFA Commodity Strategy Portfolio	329,752	$1,932,348
MassMutual Premier Disciplined Growth Fund, Class I (a)	294,547	3,867,408
MassMutual Premier Disciplined Value Fund, Class I (a)	214,458	3,791,618
MassMutual Premier International Equity Fund, Class I (a)	164,392	2,209,435
MassMutual Premier Strategic Emerging Markets Fund, Class I (a)	271,929	3,502,450
MassMutual Select Blue Chip Growth Fund, Class I (a)	44,857	887,274
MassMutual Select Diversified Value Fund, Class I (a)	59,119	986,704
MassMutual Select Equity Opportunities Fund, Class I (a)	122,270	2,744,970
MassMutual Select Fundamental Growth Fund, Class I (a)	91,998	776,460
MassMutual Select Fundamental Value Fund, Class I (a)	67,445	877,456
MassMutual Select Growth Opportunities Fund, Class I (a)	46,151	552,887
MassMutual Select Large Cap Value Fund, Class I (a)	100,307	809,478
MassMutual Select Mid Cap Growth Fund, Class I (a)	41,683	913,691
MassMutual Select Mid-Cap Value Fund, Class I (a)	93,067	1,414,613
MassMutual Select Overseas Fund, Class I (a)	618,423	5,943,048
MassMutual Select Small Cap Growth Equity Fund, Class I (a)	62,498	983,718
MassMutual Select Small Cap Value Equity Fund, Class I (a)	74,868	1,352,861
MassMutual Select Small Company Value Fund, Class I (a)	39,361	529,400
MM Select Equity Asset Fund, Class I (a)	2,604,361	30,861,676
Oppenheimer Real Estate Fund, Class I (a)	19,825	505,141

		65,442,636

Fixed Income Funds — 69.8%
Barings Global Floating Rate Fund, Class Y (a)	183,801	1,758,980
MassMutual Premier Core Bond Fund, Class I (a)	3,122,044	34,467,365
MassMutual Premier High Yield Fund, Class I (a)	623,163	5,994,832

	Number of Shares	Value
MassMutual Premier Inflation-Protected and Income Fund, Class I (a)	402,973	$4,215,100
MassMutual Premier Short-Duration Bond Fund, Class I (a)	2,685,689	27,931,168
MassMutual Select Strategic Bond Fund, Class I (a)	1,184,670	12,616,733
MassMutual Select Total Return Bond Fund, Class I (a)	1,532,590	15,310,570
MM Select Bond and Income Asset Fund, Class I (a)	4,330,106	42,391,736
Oppenheimer International Bond Fund, Class I (a)	1,073,203	6,374,826

		151,061,310

TOTAL MUTUAL FUNDS (Cost $208,022,100)		216,503,946

TOTAL LONG-TERM INVESTMENTS (Cost $208,022,100)		216,503,946

TOTAL INVESTMENTS — 100.1% (Cost $208,022,100) (b)		216,503,946

Other Assets/(Liabilities) — (0.1)%		(176,742)

NET ASSETS — 100.0%		$216,327,204

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

28

MassMutual RetireSMART Moderate Fund – Portfolio of Investments

September 30, 2017

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 58.6%
DFA Commodity Strategy Portfolio	692,901	$4,060,403
MassMutual Premier Disciplined Growth Fund, Class I (a)	575,960	7,562,360
MassMutual Premier Disciplined Value Fund, Class I (a)	414,172	7,322,560
MassMutual Premier International Equity Fund, Class I (a)	430,633	5,787,713
MassMutual Premier Strategic Emerging Markets Fund, Class I (a)	720,576	9,281,014
MassMutual Select Blue Chip Growth Fund, Class I (a)	254,283	5,029,710
MassMutual Select Diversified Value Fund, Class I (a)	288,102	4,808,414
MassMutual Select Equity Opportunities Fund, Class I (a)	233,064	5,232,289
MassMutual Select Fundamental Growth Fund, Class I (a)	523,060	4,414,629
MassMutual Select Fundamental Value Fund, Class I (a)	328,020	4,267,544
MassMutual Select Growth Opportunities Fund, Class I (a)	262,685	3,146,970
MassMutual Select Large Cap Value Fund, Class I (a)	487,058	3,930,558
MassMutual Select Mid Cap Growth Fund, Class I (a)	108,872	2,386,466
MassMutual Select Mid-Cap Value Fund, Class I (a)	249,241	3,788,463
MassMutual Select Overseas Fund, Class I (a)	1,617,585	15,544,994
MassMutual Select Small Cap Growth Equity Fund, Class I (a)	169,164	2,662,642
MassMutual Select Small Cap Value Equity Fund, Class I (a)	203,713	3,681,096
MassMutual Select Small Company Value Fund, Class I (a)	105,756	1,422,424
MM Select Equity Asset Fund, Class I (a)	7,200,007	85,320,078
Oppenheimer Real Estate Fund, Class I (a)	47,617	1,213,278

		180,863,605

Fixed Income Funds — 41.5%
Barings Global Floating Rate Fund, Class Y (a)	190,446	1,822,570
MassMutual Premier Core Bond Fund, Class I (a)	2,630,377	29,039,362
MassMutual Premier High Yield Fund, Class I (a)	599,585	5,768,011

	Number of Shares	Value
MassMutual Premier Inflation-Protected and Income Fund, Class I (a)	340,585	$3,562,514
MassMutual Premier Short-Duration Bond Fund, Class I (a)	2,233,661	23,230,075
MassMutual Select Strategic Bond Fund, Class I (a)	1,000,806	10,658,587
MassMutual Select Total Return Bond Fund, Class I (a)	1,294,727	12,934,319
MM Select Bond and Income Asset Fund, Class I (a)	3,631,136	35,548,824
Oppenheimer International Bond Fund, Class I (a)	896,266	5,323,818

		127,888,080

TOTAL MUTUAL FUNDS (Cost $284,303,150)		308,751,685

TOTAL LONG-TERM INVESTMENTS (Cost $284,303,150)		308,751,685

TOTAL INVESTMENTS — 100.1% (Cost $284,303,150) (b)		308,751,685

Other Assets/(Liabilities) — (0.1)%		(256,420)

NET ASSETS — 100.0%		$308,495,265

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

29

MassMutual RetireSMART Moderate Growth Fund – Portfolio of Investments

September 30, 2017

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 83.9%
DFA Commodity Strategy Portfolio	710,348	$4,162,642
MassMutual Premier Disciplined Growth Fund, Class I (a)	420,632	5,522,901
MassMutual Premier Disciplined Value Fund, Class I (a)	300,534	5,313,435
MassMutual Premier International Equity Fund, Class I (a)	506,244	6,803,915
MassMutual Premier Strategic Emerging Markets Fund, Class I (a)	849,327	10,939,335
MassMutual Select Blue Chip Growth Fund, Class I (a)	421,513	8,337,525
MassMutual Select Diversified Value Fund, Class I (a)	461,687	7,705,558
MassMutual Select Equity Opportunities Fund, Class I (a)	210,483	4,725,347
MassMutual Select Fundamental Growth Fund, Class I (a)	867,362	7,320,537
MassMutual Select Fundamental Value Fund, Class I (a)	525,332	6,834,569
MassMutual Select Growth Opportunities Fund, Class I (a)	435,644	5,219,012
MassMutual Select Large Cap Value Fund, Class I (a)	779,765	6,292,706
MassMutual Select Mid Cap Growth Fund, Class I (a)	129,095	2,829,759
MassMutual Select Mid-Cap Value Fund, Class I (a)	300,891	4,573,541
MassMutual Select Overseas Fund, Class I (a)	1,900,755	18,266,260
MassMutual Select Small Cap Growth Equity Fund, Class I (a)	203,391	3,201,369
MassMutual Select Small Cap Value Equity Fund, Class I (a)	245,808	4,441,745
MassMutual Select Small Company Value Fund, Class I (a)	126,414	1,700,272
MM Select Equity Asset Fund, Class I (a)	8,720,387	103,336,590
Oppenheimer Real Estate Fund, Class I (a)	56,315	1,434,918

		218,961,936

Fixed Income Funds — 16.2%
Barings Global Floating Rate Fund, Class Y (a)	81,526	780,202
MassMutual Premier Core Bond Fund, Class I (a)	726,721	8,022,999
MassMutual Premier High Yield Fund, Class I (a)	260,163	2,502,764

	Number of Shares	Value
MassMutual Premier Inflation-Protected and Income Fund, Class I (a)	99,386	$1,039,574
MassMutual Premier Short-Duration Bond Fund, Class I (a)	855,790	8,900,218
MassMutual Select Strategic Bond Fund, Class I (a)	280,186	2,983,984
MassMutual Select Total Return Bond Fund, Class I (a)	361,287	3,609,255
MM Select Bond and Income Asset Fund, Class I (a)	1,183,601	11,587,457
Oppenheimer International Bond Fund, Class I (a)	495,546	2,943,546

		42,369,999

TOTAL MUTUAL FUNDS (Cost $232,540,097)		261,331,935

TOTAL LONG-TERM INVESTMENTS (Cost $232,540,097)		261,331,935

TOTAL INVESTMENTS — 100.1% (Cost $232,540,097) (b)		261,331,935

Other Assets/(Liabilities) — (0.1)%		(216,944)

NET ASSETS — 100.0%		$261,114,991

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

30

MassMutual RetireSMART Growth Fund – Portfolio of Investments

September 30, 2017

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 95.7%
DFA Commodity Strategy Portfolio	372,676	$2,183,879
MassMutual Premier Disciplined Growth Fund, Class I (a)	89,237	1,171,678
MassMutual Premier Disciplined Value Fund, Class I (a)	63,972	1,131,017
MassMutual Premier International Equity Fund, Class I (a)	250,403	3,365,420
MassMutual Premier Strategic Emerging Markets Fund, Class I (a)	412,354	5,311,118
MassMutual Select Blue Chip Growth Fund, Class I (a)	250,690	4,958,656
MassMutual Select Diversified Value Fund, Class I (a)	277,336	4,628,738
MassMutual Select Equity Opportunities Fund, Class I (a)	94,727	2,126,619
MassMutual Select Fundamental Growth Fund, Class I (a)	516,009	4,355,120
MassMutual Select Fundamental Value Fund, Class I (a)	315,718	4,107,488
MassMutual Select Growth Opportunities Fund, Class I (a)	259,103	3,104,050
MassMutual Select Large Cap Value Fund, Class I (a)	468,363	3,779,687
MassMutual Select Mid Cap Growth Fund, Class I (a)	64,799	1,420,405
MassMutual Select Mid-Cap Value Fund, Class I (a)	149,014	2,265,016
MassMutual Select Overseas Fund, Class I (a)	941,670	9,049,448
MassMutual Select Small Cap Growth Equity Fund, Class I (a)	102,359	1,611,124
MassMutual Select Small Cap Value Equity Fund, Class I (a)	123,200	2,226,224
MassMutual Select Small Company Value Fund, Class I (a)	63,826	858,453
MM Select Equity Asset Fund, Class I (a)	4,404,742	52,196,196
Oppenheimer Real Estate Fund, Class I (a)	30,497	777,059

		110,627,395

Fixed Income Funds — 4.4%
Barings Global Floating Rate Fund, Class Y (a)	6,120	58,567
MassMutual Premier Core Bond Fund, Class I (a)	83,285	919,469
MassMutual Premier High Yield Fund, Class I (a)	21,835	210,057

	Number of Shares	Value
MassMutual Premier Inflation-Protected and Income Fund, Class I (a)	34,390	$359,724
MassMutual Premier Short-Duration Bond Fund, Class I (a)	111,229	1,156,785
MassMutual Select Strategic Bond Fund, Class I (a)	31,816	338,837
MassMutual Select Total Return Bond Fund, Class I (a)	40,881	408,398
MM Select Bond and Income Asset Fund, Class I (a)	153,000	1,497,871
Oppenheimer International Bond Fund, Class I (a)	31,945	189,753

		5,139,461

TOTAL MUTUAL FUNDS (Cost $102,132,669)		115,766,856

TOTAL LONG-TERM INVESTMENTS (Cost $102,132,669)		115,766,856

TOTAL INVESTMENTS — 100.1% (Cost $102,132,669) (b)		115,766,856

Other Assets/(Liabilities) — (0.1)%		(100,956)

NET ASSETS — 100.0%		$115,665,900

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

31

MassMutual RetireSMART In Retirement Fund – Portfolio of Investments

September 30, 2017

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 35.0%
DFA Commodity Strategy Portfolio	154,198	$903,600
MassMutual Premier Disciplined Growth Fund, Class I (a)	139,974	1,837,854
MassMutual Premier Disciplined Value Fund, Class I (a)	101,604	1,796,358
MassMutual Premier International Equity Fund, Class I (a)	75,055	1,008,737
MassMutual Premier Strategic Emerging Markets Fund, Class I (a)	120,884	1,556,987
MassMutual Select Blue Chip Growth Fund, Class I (a)	15,341	303,452
MassMutual Select Diversified Value Fund, Class I (a)	21,841	364,528
MassMutual Select Equity Opportunities Fund, Class I (a)	57,657	1,294,406
MassMutual Select Fundamental Growth Fund, Class I (a)	31,300	264,171
MassMutual Select Fundamental Value Fund, Class I (a)	25,035	325,706
MassMutual Select Growth Opportunities Fund, Class I (a)	15,732	188,471
MassMutual Select Large Cap Value Fund, Class I (a)	37,377	301,629
MassMutual Select Mid Cap Growth Fund, Class I (a)	18,891	414,094
MassMutual Select Mid-Cap Value Fund, Class I (a)	42,445	645,170
MassMutual Select Overseas Fund, Class I (a)	282,055	2,710,548
MassMutual Select Small Cap Growth Equity Fund, Class I (a)	28,109	442,438
MassMutual Select Small Cap Value Equity Fund, Class I (a)	33,731	609,525
MassMutual Select Small Company Value Fund, Class I (a)	17,642	237,286
MM Select Equity Asset Fund, Class I (a)	1,163,213	13,784,069
Oppenheimer Real Estate Fund, Class I (a)	8,191	208,719

		29,197,748

Fixed Income Funds — 65.1%
Barings Global Floating Rate Fund, Class Y (a)	67,373	644,764
MassMutual Premier Core Bond Fund, Class I (a)	977,970	10,796,784
MassMutual Premier High Yield Fund, Class I (a)	209,445	2,014,865

	Number of Shares	Value
MassMutual Premier Inflation-Protected and Income Fund, Class I (a)	419,737	$4,390,450
MassMutual Premier Short-Duration Bond Fund, Class I (a)	976,089	10,151,326
MassMutual Select Strategic Bond Fund, Class I (a)	371,174	3,952,998
MassMutual Select Total Return Bond Fund, Class I (a)	478,640	4,781,613
MM Select Bond and Income Asset Fund, Class I (a)	1,560,895	15,281,158
Oppenheimer International Bond Fund, Class I (a)	381,673	2,267,140

		54,281,098

TOTAL MUTUAL FUNDS (Cost $79,480,936)		83,478,846

TOTAL LONG-TERM INVESTMENTS (Cost $79,480,936)		83,478,846

TOTAL INVESTMENTS — 100.1% (Cost $79,480,936) (b)		83,478,846

Other Assets/(Liabilities) — (0.1)%		(95,162)

NET ASSETS — 100.0%		$83,383,684

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

32

MassMutual RetireSMART 2010 Fund – Portfolio of Investments

September 30, 2017

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 41.8%
DFA Commodity Strategy Portfolio	126,203	$739,551
MassMutual Premier Disciplined Growth Fund, Class I (a)	112,438	1,476,317
MassMutual Premier Disciplined Value Fund, Class I (a)	81,280	1,437,038
MassMutual Premier International Equity Fund, Class I (a)	68,716	923,539
MassMutual Premier Strategic Emerging Markets Fund, Class I (a)	111,890	1,441,144
MassMutual Select Blue Chip Growth Fund, Class I (a)	24,668	487,925
MassMutual Select Diversified Value Fund, Class I (a)	30,376	506,967
MassMutual Select Equity Opportunities Fund, Class I (a)	46,688	1,048,154
MassMutual Select Fundamental Growth Fund, Class I (a)	50,682	427,759
MassMutual Select Fundamental Value Fund, Class I (a)	34,634	450,584
MassMutual Select Growth Opportunities Fund, Class I (a)	25,460	305,010
MassMutual Select Large Cap Value Fund, Class I (a)	51,548	415,990
MassMutual Select Mid Cap Growth Fund, Class I (a)	17,246	378,038
MassMutual Select Mid-Cap Value Fund, Class I (a)	39,143	594,981
MassMutual Select Overseas Fund, Class I (a)	258,102	2,480,362
MassMutual Select Small Cap Growth Equity Fund, Class I (a)	26,174	411,983
MassMutual Select Small Cap Value Equity Fund, Class I (a)	31,506	569,321
MassMutual Select Small Company Value Fund, Class I (a)	16,398	220,550
MM Select Equity Asset Fund, Class I (a)	1,095,208	12,978,218
Oppenheimer Real Estate Fund, Class I (a)	7,290	185,746

		27,479,177

Fixed Income Funds — 58.3%
Barings Global Floating Rate Fund, Class Y (a)	53,648	513,410
MassMutual Premier Core Bond Fund, Class I (a)	690,739	7,625,759
MassMutual Premier High Yield Fund, Class I (a)	164,537	1,582,846

	Number of Shares	Value
MassMutual Premier Inflation-Protected and Income Fund, Class I (a)	296,546	$3,101,876
MassMutual Premier Short-Duration Bond Fund, Class I (a)	673,509	7,004,489
MassMutual Select Strategic Bond Fund, Class I (a)	262,790	2,798,712
MassMutual Select Total Return Bond Fund, Class I (a)	338,689	3,383,507
MM Select Bond and Income Asset Fund, Class I (a)	1,093,709	10,707,408
Oppenheimer International Bond Fund, Class I (a)	268,627	1,595,645

		38,313,652

TOTAL MUTUAL FUNDS (Cost $62,151,908)		65,792,829

TOTAL LONG-TERM INVESTMENTS (Cost $62,151,908)		65,792,829

TOTAL INVESTMENTS — 100.1% (Cost $62,151,908) (b)		65,792,829

Other Assets/(Liabilities) — (0.1)%		(83,219)

NET ASSETS — 100.0%		$65,709,610

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

33

MassMutual RetireSMART 2015 Fund – Portfolio of Investments

September 30, 2017

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 46.8%
DFA Commodity Strategy Portfolio	166,139	$973,575
MassMutual Premier Disciplined Growth Fund, Class I (a)	144,642	1,899,154
MassMutual Premier Disciplined Value Fund, Class I (a)	104,204	1,842,327
MassMutual Premier International Equity Fund, Class I (a)	95,330	1,281,236
MassMutual Premier Strategic Emerging Markets Fund, Class I (a)	156,049	2,009,907
MassMutual Select Blue Chip Growth Fund, Class I (a)	41,767	826,161
MassMutual Select Diversified Value Fund, Class I (a)	49,262	822,191
MassMutual Select Equity Opportunities Fund, Class I (a)	60,286	1,353,413
MassMutual Select Fundamental Growth Fund, Class I (a)	85,871	724,755
MassMutual Select Fundamental Value Fund, Class I (a)	56,237	731,646
MassMutual Select Growth Opportunities Fund, Class I (a)	43,235	517,957
MassMutual Select Large Cap Value Fund, Class I (a)	83,781	676,112
MassMutual Select Mid Cap Growth Fund, Class I (a)	23,820	522,139
MassMutual Select Mid-Cap Value Fund, Class I (a)	54,152	823,112
MassMutual Select Overseas Fund, Class I (a)	356,937	3,430,165
MassMutual Select Small Cap Growth Equity Fund, Class I (a)	36,513	574,716
MassMutual Select Small Cap Value Equity Fund, Class I (a)	43,880	792,908
MassMutual Select Small Company Value Fund, Class I (a)	22,861	307,478
MM Select Equity Asset Fund, Class I (a)	1,535,453	18,195,115
Oppenheimer Real Estate Fund, Class I (a)	9,983	254,364

		38,558,431

Fixed Income Funds — 53.3%
Barings Global Floating Rate Fund, Class Y (a)	65,925	630,905
MassMutual Premier Core Bond Fund, Class I (a)	791,759	8,741,019
MassMutual Premier High Yield Fund, Class I (a)	198,849	1,912,927

	Number of Shares	Value
MassMutual Premier Inflation-Protected and Income Fund, Class I (a)	340,454	$3,561,148
MassMutual Premier Short-Duration Bond Fund, Class I (a)	763,142	7,936,680
MassMutual Select Strategic Bond Fund, Class I (a)	301,264	3,208,458
MassMutual Select Total Return Bond Fund, Class I (a)	388,381	3,879,931
MM Select Bond and Income Asset Fund, Class I (a)	1,249,492	12,232,531
Oppenheimer International Bond Fund, Class I (a)	308,604	1,833,110

		43,936,709

TOTAL MUTUAL FUNDS (Cost $77,438,371)		82,495,140

TOTAL LONG-TERM INVESTMENTS (Cost $77,438,371)		82,495,140

TOTAL INVESTMENTS — 100.1% (Cost $77,438,371) (b)		82,495,140

Other Assets/(Liabilities) — (0.1)%		(93,326)

NET ASSETS — 100.0%		$82,401,814

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

34

MassMutual RetireSMART 2020 Fund – Portfolio of Investments

September 30, 2017

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 56.1%
DFA Commodity Strategy Portfolio	1,044,065	$6,118,220
MassMutual Premier Disciplined Growth Fund, Class I (a)	894,006	11,738,296
MassMutual Premier Disciplined Value Fund, Class I (a)	643,417	11,375,616
MassMutual Premier International Equity Fund, Class I (a)	655,758	8,813,385
MassMutual Premier Strategic Emerging Markets Fund, Class I (a)	1,086,767	13,997,559
MassMutual Select Blue Chip Growth Fund, Class I (a)	370,561	7,329,691
MassMutual Select Diversified Value Fund, Class I (a)	421,719	7,038,498
MassMutual Select Equity Opportunities Fund, Class I (a)	364,537	8,183,850
MassMutual Select Fundamental Growth Fund, Class I (a)	762,313	6,433,924
MassMutual Select Fundamental Value Fund, Class I (a)	480,224	6,247,713
MassMutual Select Growth Opportunities Fund, Class I (a)	382,789	4,585,816
MassMutual Select Large Cap Value Fund, Class I (a)	713,245	5,755,886
MassMutual Select Mid Cap Growth Fund, Class I (a)	165,483	3,627,385
MassMutual Select Mid-Cap Value Fund, Class I (a)	380,435	5,782,619
MassMutual Select Overseas Fund, Class I (a)	2,463,021	23,669,631
MassMutual Select Small Cap Growth Equity Fund, Class I (a)	256,711	4,040,637
MassMutual Select Small Cap Value Equity Fund, Class I (a)	309,762	5,597,401
MassMutual Select Small Company Value Fund, Class I (a)	160,379	2,157,101
MM Select Equity Asset Fund, Class I (a)	10,589,031	125,480,017
Oppenheimer Real Estate Fund, Class I (a)	68,873	1,754,881

		269,728,126

Fixed Income Funds — 44.0%
Barings Global Floating Rate Fund, Class Y (a)	312,883	2,994,289
MassMutual Premier Core Bond Fund, Class I (a)	3,732,082	41,202,181
MassMutual Premier High Yield Fund, Class I (a)	957,396	9,210,150

	Number of Shares	Value
MassMutual Premier Inflation-Protected and Income Fund, Class I (a)	1,600,033	$16,736,347
MassMutual Premier Short-Duration Bond Fund, Class I (a)	3,621,982	37,668,612
MassMutual Select Strategic Bond Fund, Class I (a)	1,423,412	15,159,340
MassMutual Select Total Return Bond Fund, Class I (a)	1,833,135	18,313,019
MM Select Bond and Income Asset Fund, Class I (a)	6,279,743	61,478,689
Oppenheimer International Bond Fund, Class I (a)	1,447,812	8,600,004

		211,362,631

TOTAL MUTUAL FUNDS (Cost $442,579,408)		481,090,757

TOTAL LONG-TERM INVESTMENTS (Cost $442,579,408)		481,090,757

TOTAL INVESTMENTS — 100.1% (Cost $442,579,408) (b)		481,090,757

Other Assets/(Liabilities) — (0.1)%		(441,855)

NET ASSETS — 100.0%		$480,648,902

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

35

MassMutual RetireSMART 2025 Fund – Portfolio of Investments

September 30, 2017

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 68.4%
DFA Commodity Strategy Portfolio	677,495	$3,970,123
MassMutual Premier Disciplined Growth Fund, Class I (a)	507,706	6,666,186
MassMutual Premier Disciplined Value Fund, Class I (a)	365,391	6,460,108
MassMutual Premier International Equity Fund, Class I (a)	442,620	5,948,810
MassMutual Premier Strategic Emerging Markets Fund, Class I (a)	749,079	9,648,137
MassMutual Select Blue Chip Growth Fund, Class I (a)	307,823	6,088,743
MassMutual Select Diversified Value Fund, Class I (a)	342,528	5,716,790
MassMutual Select Equity Opportunities Fund, Class I (a)	216,443	4,859,153
MassMutual Select Fundamental Growth Fund, Class I (a)	633,426	5,346,116
MassMutual Select Fundamental Value Fund, Class I (a)	389,865	5,072,144
MassMutual Select Growth Opportunities Fund, Class I (a)	318,077	3,810,566
MassMutual Select Large Cap Value Fund, Class I (a)	578,718	4,670,258
MassMutual Select Mid Cap Growth Fund, Class I (a)	112,668	2,469,677
MassMutual Select Mid-Cap Value Fund, Class I (a)	258,445	3,928,371
MassMutual Select Overseas Fund, Class I (a)	1,663,246	15,983,798
MassMutual Select Small Cap Growth Equity Fund, Class I (a)	176,167	2,772,864
MassMutual Select Small Cap Value Equity Fund, Class I (a)	212,148	3,833,507
MassMutual Select Small Company Value Fund, Class I (a)	110,107	1,480,943
MM Select Equity Asset Fund, Class I (a)	7,361,681	87,235,924
Oppenheimer Real Estate Fund, Class I (a)	51,228	1,305,301

		187,267,519

Fixed Income Funds — 31.7%
Barings Global Floating Rate Fund, Class Y (a)	135,311	1,294,925
MassMutual Premier Core Bond Fund, Class I (a)	1,422,467	15,704,032
MassMutual Premier High Yield Fund, Class I (a)	441,272	4,245,037

	Number of Shares	Value
MassMutual Premier Inflation-Protected and Income Fund, Class I (a)	638,569	$6,679,436
MassMutual Premier Short-Duration Bond Fund, Class I (a)	1,562,964	16,254,828
MassMutual Select Strategic Bond Fund, Class I (a)	544,914	5,803,329
MassMutual Select Total Return Bond Fund, Class I (a)	700,333	6,996,323
MM Select Bond and Income Asset Fund, Class I (a)	2,608,938	25,541,507
Oppenheimer International Bond Fund, Class I (a)	730,839	4,341,183

		86,860,600

TOTAL MUTUAL FUNDS (Cost $247,283,968)		274,128,119

TOTAL LONG-TERM INVESTMENTS (Cost $247,283,968)		274,128,119

TOTAL INVESTMENTS — 100.1% (Cost $247,283,968) (b)		274,128,119

Other Assets/(Liabilities) — (0.1)%		(256,830)

NET ASSETS — 100.0%		$273,871,289

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

36

MassMutual RetireSMART 2030 Fund – Portfolio of Investments

September 30, 2017

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 76.4%
DFA Commodity Strategy Portfolio	1,353,201	$7,929,760
MassMutual Premier Disciplined Growth Fund, Class I (a)	875,851	11,499,925
MassMutual Premier Disciplined Value Fund, Class I (a)	627,869	11,100,717
MassMutual Premier International Equity Fund, Class I (a)	979,052	13,158,458
MassMutual Premier Strategic Emerging Markets Fund, Class I (a)	1,641,259	21,139,422
MassMutual Select Blue Chip Growth Fund, Class I (a)	786,912	15,565,118
MassMutual Select Diversified Value Fund, Class I (a)	863,585	14,413,234
MassMutual Select Equity Opportunities Fund, Class I (a)	422,017	9,474,280
MassMutual Select Fundamental Growth Fund, Class I (a)	1,619,689	13,670,179
MassMutual Select Fundamental Value Fund, Class I (a)	982,453	12,781,718
MassMutual Select Growth Opportunities Fund, Class I (a)	813,204	9,742,179
MassMutual Select Large Cap Value Fund, Class I (a)	1,458,942	11,773,664
MassMutual Select Mid Cap Growth Fund, Class I (a)	249,097	5,460,198
MassMutual Select Mid-Cap Value Fund, Class I (a)	579,755	8,812,281
MassMutual Select Overseas Fund, Class I (a)	3,676,858	35,334,606
MassMutual Select Small Cap Growth Equity Fund, Class I (a)	392,217	6,173,500
MassMutual Select Small Cap Value Equity Fund, Class I (a)	474,277	8,570,191
MassMutual Select Small Company Value Fund, Class I (a)	244,026	3,282,151
MM Select Equity Asset Fund, Class I (a)	16,437,057	194,779,128
Oppenheimer Real Estate Fund, Class I (a)	104,072	2,651,752

		417,312,461

Fixed Income Funds — 23.7%
Barings Global Floating Rate Fund, Class Y (a)	238,048	2,278,122
MassMutual Premier Core Bond Fund, Class I (a)	1,880,026	20,755,490
MassMutual Premier High Yield Fund, Class I (a)	728,902	7,012,040

	Number of Shares	Value
MassMutual Premier Inflation-Protected and Income Fund, Class I (a)	916,592	$9,587,554
MassMutual Premier Short-Duration Bond Fund, Class I (a)	2,492,761	25,924,710
MassMutual Select Strategic Bond Fund, Class I (a)	727,163	7,744,285
MassMutual Select Total Return Bond Fund, Class I (a)	932,487	9,315,547
MM Select Bond and Income Asset Fund, Class I (a)	3,944,229	38,613,997
Oppenheimer International Bond Fund, Class I (a)	1,375,643	8,171,317

		129,403,062

TOTAL MUTUAL FUNDS (Cost $488,105,217)		546,715,523

TOTAL LONG-TERM INVESTMENTS (Cost $488,105,217)		546,715,523

TOTAL INVESTMENTS — 100.1% (Cost $488,105,217) (b)		546,715,523

Other Assets/(Liabilities) — (0.1)%		(474,422)

NET ASSETS — 100.0%		$546,241,101

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

37

MassMutual RetireSMART 2035 Fund – Portfolio of Investments

September 30, 2017

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 83.4%
DFA Commodity Strategy Portfolio	555,418	$3,254,748
MassMutual Premier Disciplined Growth Fund, Class I (a)	279,398	3,668,495
MassMutual Premier Disciplined Value Fund, Class I (a)	200,132	3,538,342
MassMutual Premier International Equity Fund, Class I (a)	393,004	5,281,971
MassMutual Premier Strategic Emerging Markets Fund, Class I (a)	657,590	8,469,762
MassMutual Select Blue Chip Growth Fund, Class I (a)	344,838	6,820,903
MassMutual Select Diversified Value Fund, Class I (a)	378,296	6,313,766
MassMutual Select Equity Opportunities Fund, Class I (a)	158,643	3,561,535
MassMutual Select Fundamental Growth Fund, Class I (a)	709,672	5,989,634
MassMutual Select Fundamental Value Fund, Class I (a)	430,387	5,599,338
MassMutual Select Growth Opportunities Fund, Class I (a)	356,424	4,269,955
MassMutual Select Large Cap Value Fund, Class I (a)	638,841	5,155,446
MassMutual Select Mid Cap Growth Fund, Class I (a)	100,502	2,203,011
MassMutual Select Mid-Cap Value Fund, Class I (a)	233,281	3,545,866
MassMutual Select Overseas Fund, Class I (a)	1,476,012	14,184,473
MassMutual Select Small Cap Growth Equity Fund, Class I (a)	158,518	2,495,080
MassMutual Select Small Cap Value Equity Fund, Class I (a)	191,314	3,457,044
MassMutual Select Small Company Value Fund, Class I (a)	98,641	1,326,719
MM Select Equity Asset Fund, Class I (a)	6,806,758	80,660,078
Oppenheimer Real Estate Fund, Class I (a)	44,428	1,132,019

		170,928,185

Fixed Income Funds — 16.7%
Barings Global Floating Rate Fund, Class Y (a)	61,851	591,918
MassMutual Premier Core Bond Fund, Class I (a)	505,315	5,578,681
MassMutual Premier High Yield Fund, Class I (a)	195,721	1,882,836

	Number of Shares	Value
MassMutual Premier Inflation-Protected and Income Fund, Class I (a)	243,663	$2,548,717
MassMutual Premier Short-Duration Bond Fund, Class I (a)	709,380	7,377,555
MassMutual Select Strategic Bond Fund, Class I (a)	195,062	2,077,408
MassMutual Select Total Return Bond Fund, Class I (a)	250,194	2,499,436
MM Select Bond and Income Asset Fund, Class I (a)	958,296	9,381,718
Oppenheimer International Bond Fund, Class I (a)	364,777	2,166,773

		34,105,042

TOTAL MUTUAL FUNDS (Cost $181,238,839)		205,033,227

TOTAL LONG-TERM INVESTMENTS (Cost $181,238,839)		205,033,227

TOTAL INVESTMENTS — 100.1% (Cost $181,238,839) (b)		205,033,227

Other Assets/(Liabilities) — (0.1)%		(204,405)

NET ASSETS — 100.0%		$204,828,822

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

38

MassMutual RetireSMART 2040 Fund – Portfolio of Investments

September 30, 2017

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 86.3%
DFA Commodity Strategy Portfolio	897,815	$5,261,198
MassMutual Premier Disciplined Growth Fund, Class I (a)	362,842	4,764,116
MassMutual Premier Disciplined Value Fund, Class I (a)	259,733	4,592,080
MassMutual Premier International Equity Fund, Class I (a)	649,316	8,726,810
MassMutual Premier Strategic Emerging Markets Fund, Class I (a)	1,067,598	13,750,663
MassMutual Select Blue Chip Growth Fund, Class I (a)	601,315	11,894,008
MassMutual Select Diversified Value Fund, Class I (a)	662,286	11,053,553
MassMutual Select Equity Opportunities Fund, Class I (a)	253,365	5,688,046
MassMutual Select Fundamental Growth Fund, Class I (a)	1,237,676	10,445,984
MassMutual Select Fundamental Value Fund, Class I (a)	753,592	9,804,232
MassMutual Select Growth Opportunities Fund, Class I (a)	621,583	7,446,570
MassMutual Select Large Cap Value Fund, Class I (a)	1,118,904	9,029,554
MassMutual Select Mid Cap Growth Fund, Class I (a)	166,079	3,640,450
MassMutual Select Mid-Cap Value Fund, Class I (a)	386,438	5,873,857
MassMutual Select Overseas Fund, Class I (a)	2,437,722	23,426,506
MassMutual Select Small Cap Growth Equity Fund, Class I (a)	262,532	4,132,253
MassMutual Select Small Cap Value Equity Fund, Class I (a)	317,292	5,733,463
MassMutual Select Small Company Value Fund, Class I (a)	163,238	2,195,548
MM Select Equity Asset Fund, Class I (a)	11,266,957	133,513,435
Oppenheimer Real Estate Fund, Class I (a)	69,341	1,766,807

		282,739,133

Fixed Income Funds — 13.8%
Barings Global Floating Rate Fund, Class Y (a)	74,686	714,746
MassMutual Premier Core Bond Fund, Class I (a)	699,568	7,723,234
MassMutual Premier High Yield Fund, Class I (a)	223,692	2,151,917

	Number of Shares	Value
MassMutual Premier Inflation-Protected and Income Fund, Class I (a)	315,777	$3,303,026
MassMutual Premier Short-Duration Bond Fund, Class I (a)	972,541	10,114,421
MassMutual Select Strategic Bond Fund, Class I (a)	268,709	2,861,756
MassMutual Select Total Return Bond Fund, Class I (a)	345,261	3,449,159
MM Select Bond and Income Asset Fund, Class I (a)	1,291,517	12,643,950
Oppenheimer International Bond Fund, Class I (a)	394,433	2,342,930

		45,305,139

TOTAL MUTUAL FUNDS (Cost $289,424,208)		328,044,272

TOTAL LONG-TERM INVESTMENTS (Cost $289,424,208)		328,044,272

TOTAL INVESTMENTS — 100.1% (Cost $289,424,208) (b)		328,044,272

Other Assets/(Liabilities) — (0.1)%		(268,522)

NET ASSETS — 100.0%		$327,775,750

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

39

MassMutual RetireSMART 2045 Fund – Portfolio of Investments

September 30, 2017

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 87.5%
DFA Commodity Strategy Portfolio	356,769	$2,090,669
MassMutual Premier Disciplined Growth Fund, Class I (a)	99,347	1,304,426
MassMutual Premier Disciplined Value Fund, Class I (a)	71,209	1,258,970
MassMutual Premier International Equity Fund, Class I (a)	243,334	3,270,404
MassMutual Premier Strategic Emerging Markets Fund, Class I (a)	398,945	5,138,409
MassMutual Select Blue Chip Growth Fund, Class I (a)	238,184	4,711,274
MassMutual Select Diversified Value Fund, Class I (a)	263,662	4,400,517
MassMutual Select Equity Opportunities Fund, Class I (a)	92,193	2,069,727
MassMutual Select Fundamental Growth Fund, Class I (a)	490,231	4,137,552
MassMutual Select Fundamental Value Fund, Class I (a)	300,012	3,903,162
MassMutual Select Growth Opportunities Fund, Class I (a)	246,203	2,949,516
MassMutual Select Large Cap Value Fund, Class I (a)	445,205	3,592,802
MassMutual Select Mid Cap Growth Fund, Class I (a)	62,651	1,373,311
MassMutual Select Mid-Cap Value Fund, Class I (a)	144,807	2,201,064
MassMutual Select Overseas Fund, Class I (a)	914,375	8,787,141
MassMutual Select Small Cap Growth Equity Fund, Class I (a)	98,948	1,557,448
MassMutual Select Small Cap Value Equity Fund, Class I (a)	119,296	2,155,673
MassMutual Select Small Company Value Fund, Class I (a)	61,604	828,571
MM Select Equity Asset Fund, Class I (a)	4,249,231	50,353,383
Oppenheimer Real Estate Fund, Class I (a)	28,180	718,032

		106,802,051

Fixed Income Funds — 12.6%
Barings Global Floating Rate Fund, Class Y (a)	21,581	206,526
MassMutual Premier Core Bond Fund, Class I (a)	247,604	2,733,543
MassMutual Premier High Yield Fund, Class I (a)	67,281	647,246

	Number of Shares	Value
MassMutual Premier Inflation-Protected and Income Fund, Class I (a)	104,817	$1,096,386
MassMutual Premier Short-Duration Bond Fund, Class I (a)	340,444	3,540,614
MassMutual Select Strategic Bond Fund, Class I (a)	94,492	1,006,336
MassMutual Select Total Return Bond Fund, Class I (a)	121,558	1,214,364
MM Select Bond and Income Asset Fund, Class I (a)	446,192	4,368,218
Oppenheimer International Bond Fund, Class I (a)	105,842	628,699

		15,441,932

TOTAL MUTUAL FUNDS (Cost $107,471,424)		122,243,983

TOTAL LONG-TERM INVESTMENTS (Cost $107,471,424)		122,243,983

TOTAL INVESTMENTS — 100.1% (Cost $107,471,424) (b)		122,243,983

Other Assets/(Liabilities) — (0.1)%		(129,908)

NET ASSETS — 100.0%		$122,114,075

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

40

MassMutual RetireSMART 2050 Fund – Portfolio of Investments

September 30, 2017

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 93.7%
DFA Commodity Strategy Portfolio	525,424	$3,078,985
MassMutual Premier Disciplined Growth Fund, Class I (a)	129,528	1,700,706
MassMutual Premier Disciplined Value Fund, Class I (a)	92,698	1,638,898
MassMutual Premier International Equity Fund, Class I (a)	365,237	4,908,784
MassMutual Premier Strategic Emerging Markets Fund, Class I (a)	594,113	7,652,179
MassMutual Select Blue Chip Growth Fund, Class I (a)	364,266	7,205,181
MassMutual Select Diversified Value Fund, Class I (a)	403,090	6,727,577
MassMutual Select Equity Opportunities Fund, Class I (a)	136,923	3,073,919
MassMutual Select Fundamental Growth Fund, Class I (a)	749,933	6,329,439
MassMutual Select Fundamental Value Fund, Class I (a)	458,688	5,967,533
MassMutual Select Growth Opportunities Fund, Class I (a)	376,526	4,510,782
MassMutual Select Large Cap Value Fund, Class I (a)	680,797	5,494,035
MassMutual Select Mid Cap Growth Fund, Class I (a)	94,175	2,064,322
MassMutual Select Mid-Cap Value Fund, Class I (a)	218,075	3,314,744
MassMutual Select Overseas Fund, Class I (a)	1,372,692	13,191,571
MassMutual Select Small Cap Growth Equity Fund, Class I (a)	148,854	2,342,959
MassMutual Select Small Cap Value Equity Fund, Class I (a)	179,555	3,244,562
MassMutual Select Small Company Value Fund, Class I (a)	92,640	1,246,006
MM Select Equity Asset Fund, Class I (a)	6,394,243	75,771,776
Oppenheimer Real Estate Fund, Class I (a)	40,935	1,043,017

		160,506,975

Fixed Income Funds — 6.4%
Barings Global Floating Rate Fund, Class Y (a)	14,213	136,018
MassMutual Premier Core Bond Fund, Class I (a)	176,902	1,952,997
MassMutual Premier High Yield Fund, Class I (a)	44,883	431,779

	Number of Shares	Value
MassMutual Premier Inflation-Protected and Income Fund, Class I (a)	73,487	$768,673
MassMutual Premier Short-Duration Bond Fund, Class I (a)	240,480	2,500,987
MassMutual Select Strategic Bond Fund, Class I (a)	67,858	722,688
MassMutual Select Total Return Bond Fund, Class I (a)	87,226	871,386
MM Select Bond and Income Asset Fund, Class I (a)	322,271	3,155,030
Oppenheimer International Bond Fund, Class I (a)	67,429	400,526

		10,940,084

TOTAL MUTUAL FUNDS (Cost $150,134,348)		171,447,059

TOTAL LONG-TERM INVESTMENTS (Cost $150,134,348)		171,447,059

TOTAL INVESTMENTS — 100.1% (Cost $150,134,348) (b)		171,447,059

Other Assets/(Liabilities) — (0.1)%		(131,904)

NET ASSETS — 100.0%		$171,315,155

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

41

MassMutual RetireSMART 2055 Fund – Portfolio of Investments

September 30, 2017

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 93.7%
DFA Commodity Strategy Portfolio	129,947	$761,490
MassMutual Premier Disciplined Growth Fund, Class I (a)	31,087	408,169
MassMutual Premier Disciplined Value Fund, Class I (a)	22,296	394,193
MassMutual Premier International Equity Fund, Class I (a)	87,098	1,170,594
MassMutual Premier Strategic Emerging Markets Fund, Class I (a)	143,851	1,852,796
MassMutual Select Blue Chip Growth Fund, Class I (a)	87,348	1,727,748
MassMutual Select Diversified Value Fund, Class I (a)	96,644	1,612,990
MassMutual Select Equity Opportunities Fund, Class I (a)	32,980	740,393
MassMutual Select Fundamental Growth Fund, Class I (a)	179,800	1,517,514
MassMutual Select Fundamental Value Fund, Class I (a)	110,009	1,431,213
MassMutual Select Growth Opportunities Fund, Class I (a)	90,264	1,081,364
MassMutual Select Large Cap Value Fund, Class I (a)	163,169	1,316,770
MassMutual Select Mid Cap Growth Fund, Class I (a)	22,572	494,782
MassMutual Select Mid-Cap Value Fund, Class I (a)	51,863	788,311
MassMutual Select Overseas Fund, Class I (a)	327,958	3,151,675
MassMutual Select Small Cap Growth Equity Fund, Class I (a)	35,647	561,091
MassMutual Select Small Cap Value Equity Fund, Class I (a)	42,897	775,145
MassMutual Select Small Company Value Fund, Class I (a)	22,237	299,088
MM Select Equity Asset Fund, Class I (a)	1,534,854	18,188,016
Oppenheimer Real Estate Fund, Class I (a)	10,732	273,447

		38,546,789

Fixed Income Funds — 6.4%
Barings Global Floating Rate Fund, Class Y (a)	3,209	30,711
MassMutual Premier Core Bond Fund, Class I (a)	42,632	470,659
MassMutual Premier High Yield Fund, Class I (a)	11,111	106,889

	Number of Shares	Value
MassMutual Premier Inflation-Protected and Income Fund, Class I (a)	17,626	$184,367
MassMutual Premier Short-Duration Bond Fund, Class I (a)	57,839	601,525
MassMutual Select Strategic Bond Fund, Class I (a)	16,282	173,408
MassMutual Select Total Return Bond Fund, Class I (a)	20,930	209,089
MM Select Bond and Income Asset Fund, Class I (a)	77,341	757,171
Oppenheimer International Bond Fund, Class I (a)	16,371	97,245

		2,631,064

TOTAL MUTUAL FUNDS (Cost $36,605,831)		41,177,853

TOTAL LONG-TERM INVESTMENTS (Cost $36,605,831)		41,177,853

TOTAL INVESTMENTS — 100.1% (Cost $36,605,831) (b)		41,177,853

Other Assets/(Liabilities) — (0.1)%		(40,123)

NET ASSETS — 100.0%		$41,137,730

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

42

MassMutual RetireSMART 2060 Fund – Portfolio of Investments

September 30, 2017

	Number of Shares	Value
MUTUAL FUNDS — 100.2%
Equity Funds — 93.8%
DFA Commodity Strategy Portfolio	39,961	$234,171
MassMutual Premier Disciplined Growth Fund, Class I (a)	9,572	125,674
MassMutual Premier Disciplined Value Fund, Class I (a)	6,859	121,261
MassMutual Premier International Equity Fund, Class I (a)	26,893	361,436
MassMutual Premier Strategic Emerging Markets Fund, Class I (a)	44,228	569,658
MassMutual Select Blue Chip Growth Fund, Class I (a)	26,890	531,888
MassMutual Select Diversified Value Fund, Class I (a)	29,763	496,753
MassMutual Select Equity Opportunities Fund, Class I (a)	10,151	227,886
MassMutual Select Fundamental Growth Fund, Class I (a)	55,339	467,062
MassMutual Select Fundamental Value Fund, Class I (a)	33,869	440,632
MassMutual Select Growth Opportunities Fund, Class I (a)	27,794	332,977
MassMutual Select Large Cap Value Fund, Class I (a)	50,254	405,548
MassMutual Select Mid Cap Growth Fund, Class I (a)	6,956	152,465
MassMutual Select Mid-Cap Value Fund, Class I (a)	16,017	243,463
MassMutual Select Overseas Fund, Class I (a)	101,096	971,536
MassMutual Select Small Cap Growth Equity Fund, Class I (a)	10,983	172,869
MassMutual Select Small Cap Value Equity Fund, Class I (a)	13,220	238,881
MassMutual Select Small Company Value Fund, Class I (a)	6,843	92,042
MM Select Equity Asset Fund, Class I (a)	472,184	5,595,385
Oppenheimer Real Estate Fund, Class I (a)	3,210	81,785

		11,863,372

Fixed Income Funds — 6.4%
Barings Global Floating Rate Fund, Class Y (a)	1,019	9,753
MassMutual Premier Core Bond Fund, Class I (a)	13,109	144,726
MassMutual Premier High Yield Fund, Class I (a)	3,365	32,368

	Number of Shares	Value
MassMutual Premier Inflation-Protected and Income Fund, Class I (a)	5,426	$56,759
MassMutual Premier Short-Duration Bond Fund, Class I (a)	17,752	184,623
MassMutual Select Strategic Bond Fund, Class I (a)	5,014	53,399
MassMutual Select Total Return Bond Fund, Class I (a)	6,451	64,447
MM Select Bond and Income Asset Fund, Class I (a)	23,794	232,947
Oppenheimer International Bond Fund, Class I (a)	5,020	29,816

		808,838

TOTAL MUTUAL FUNDS (Cost $11,276,483)		12,672,210

TOTAL LONG-TERM INVESTMENTS (Cost $11,276,483)		12,672,210

TOTAL INVESTMENTS — 100.2% (Cost $11,276,483) (b)		12,672,210

Other Assets/(Liabilities) — (0.2)%		(29,020)

NET ASSETS — 100.0%		$12,643,190

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

43

MassMutual RetireSMART Funds – Financial Statements

Statements of Assets and Liabilities

September 30, 2017

	MassMutual RetireSMART Conservative Fund	MassMutual RetireSMART Moderate Fund
Assets:
Investments, at value — unaffiliated issuers (Note 2) (a)	$1,932,348	$4,060,403
Investments, at value — affiliated issuers (Note 2 & 7) (b)	214,571,598	304,691,282

Total investments	216,503,946	308,751,685

Receivables from:
Investments sold	2,191,739	3,237,241
Investment adviser (Note 3)	14,755	3,965
Fund shares sold	55,006	187,055
Interest and dividends	7,530	7,803
Prepaid expenses	35,455	35,455

Total assets	218,808,431	312,223,204

Liabilities:
Payables for:
Investments purchased	2,248,102	3,428,076
Fund shares repurchased	5,013	2,307
Trustees’ fees and expenses (Note 3)	32,132	59,507
Affiliates (Note 3):
Administration fees	58,152	65,696
Service fees	85,028	96,701
Shareholder service fees	10,788	26,699
Distribution fees	4,554	7,551
Accrued expense and other liabilities	37,458	41,402

Total liabilities	2,481,227	3,727,939

Net assets	$216,327,204	$308,495,265

Net assets consist of:
Paid-in capital	$214,255,331	$293,313,047
Undistributed (accumulated) net investment income (loss)	-	-
Distributions in excess of net investment income	(419,071)	(666,182)
Accumulated net realized gain (loss) on investments and foreign currency transactions	(5,990,902)	(8,600,135)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	8,481,846	24,448,535

Net assets	$216,327,204	$308,495,265

(a) Cost of investments — unaffiliated issuers:	$1,942,988	$4,114,320
(b) Cost of investments — affiliated issuers:	$206,079,112	$280,188,830

The accompanying notes are an integral part of the financial statements.

44

MassMutual RetireSMART Moderate Growth Fund	MassMutual RetireSMART Growth Fund	MassMutual RetireSMART In Retirement Fund	MassMutual RetireSMART 2010 Fund	MassMutual RetireSMART 2015 Fund	MassMutual RetireSMART 2020 Fund

$4,162,642	$2,183,879	$903,600	$739,551	$973,575	$6,118,220
257,169,293	113,582,977	82,575,246	65,053,278	81,521,565	474,972,537

261,331,935	115,766,856	83,478,846	65,792,829	82,495,140	481,090,757

2,998,177	1,014,315	1,973,518	2,435,564	865,879	19,907,330
2,662	8,556	13,008	15,603	13,399	-
189,269	70,503	15,089	16,415	68,181	182,933
3,340	251	2,760	2,198	2,701	12,819
35,455	35,454	31,505	31,693	32,816	31,737

264,560,838	116,895,935	85,514,726	68,294,302	83,478,116	501,225,576

3,189,348	1,084,463	424,355	218,742	936,287	3,978,747
-	-	1,566,541	2,237,210	-	16,135,356
46,956	14,124	27,900	26,376	7,805	106,026

60,052	42,497	39,326	37,388	40,193	92,042
78,936	40,582	24,621	21,069	38,089	135,419
23,652	9,542	6,189	4,442	3,648	27,786
7,431	4,596	8,434	6,287	16,345	53,496
39,472	34,231	33,676	33,178	33,935	47,802

3,445,847	1,230,035	2,131,042	2,584,692	1,076,302	20,576,674

$261,114,991	$115,665,900	$83,383,684	$65,709,610	$82,401,814	$480,648,902

$238,592,426	$105,601,975	$81,346,315	$65,751,537	$78,690,150	$458,229,982
-	-	1,274,345	1,035,718	-	-
(45,134)	(13,368)	-	-	(7,186)	(1,207,061)
(6,224,139)	(3,556,894)	(3,234,886)	(4,718,566)	(1,337,919)	(14,885,368)
28,791,838	13,634,187	3,997,910	3,640,921	5,056,769	38,511,349

$261,114,991	$115,665,900	$83,383,684	$65,709,610	$82,401,814	$480,648,902

$4,217,000	$2,194,977	$912,201	$749,667	$981,453	$6,203,918
$228,323,097	$99,937,692	$78,568,735	$61,402,241	$76,456,918	$436,375,490

45

MassMutual RetireSMART Funds – Financial Statements (Continued)

Statements of Assets and Liabilities

September 30, 2017

	MassMutual RetireSMART Conservative Fund	MassMutual RetireSMART Moderate Fund
Class I shares:
Net assets	$6,399,377	$7,077,518

Shares outstanding (a)	637,548	686,540

Net asset value, offering price and redemption price per share	$10.04	$10.31

Class R5 shares:
Net assets	$11,556,130	$41,947,450

Shares outstanding (a)	1,153,145	4,070,520

Net asset value, offering price and redemption price per share	$10.02	$10.31

Service Class shares:
Net assets	$7,138,293	$4,509,175

Shares outstanding (a)	712,541	435,765

Net asset value, offering price and redemption price per share	$10.02	$10.35

Administrative Class shares:
Net assets	$52,556,224	$98,641,266

Shares outstanding (a)	5,245,535	9,554,479

Net asset value, offering price and redemption price per share	$10.02	$10.32

Class A shares:
Net assets	$32,580,060	$115,391,712

Shares outstanding (a)	3,240,239	11,162,941

Net asset value, and redemption price per share	$10.05	$10.34

Offering price per share
(100/[100-maximum sales charge] of net asset value)	$10.66	$10.97

Class R4 shares:
Net assets	$98,559,051	$28,109,357

Shares outstanding (a)	9,916,285	2,738,506

Net asset value, offering price and redemption price per share	$9.94	$10.26

Class R3 shares:
Net assets	$7,538,069	$12,818,787

Shares outstanding (a)	760,683	1,252,151

Net asset value, offering price and redemption price per share	$9.91	$10.24

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the financial statements.

46

MassMutual RetireSMART Moderate Growth Fund	MassMutual RetireSMART Growth Fund	MassMutual RetireSMART In Retirement Fund	MassMutual RetireSMART 2010 Fund	MassMutual RetireSMART 2015 Fund	MassMutual RetireSMART 2020 Fund

$10,235,682	$7,410,901	$2,603,365	$900,252	$3,421,544	$20,595,380

950,014	637,691	225,476	73,354	281,087	1,583,087

$10.77	$11.62	$11.55	$12.27	$12.17	$13.01

$21,696,730	$6,432,363	$4,574,276	$3,211,554	$662,199	$26,145,836

2,013,686	553,420	395,776	259,791	54,408	2,012,126

$10.77	$11.62	$11.56	$12.36	$12.17	$12.99

$4,209,033	$1,604,253	$14,193,512	$16,177,870	$5,932,344	$117,951,572

389,792	137,910	1,226,804	1,306,151	487,305	9,053,757

$10.80	$11.63	$11.57	$12.39	$12.17	$13.03

$96,559,510	$32,761,330	$23,318,092	$12,522,663	$14,256,095	$103,799,342

8,951,778	2,820,186	2,016,707	1,014,407	1,176,108	7,988,059

$10.79	$11.62	$11.56	$12.34	$12.12	$12.99

$92,645,015	$44,393,720	$20,528,605	$15,853,372	$12,871,002	$66,999,992

8,576,669	3,831,035	1,789,692	1,294,842	1,070,305	5,189,993

$10.80	$11.59	$11.47	$12.24	$12.03	$12.91

$11.46	$12.30	$12.17	$12.99	$12.76	$13.70

$22,154,109	$15,135,921	$4,905,797	$6,720,994	$18,945,570	$60,476,275

2,067,148	1,315,476	430,768	552,811	1,580,783	4,740,939

$10.72	$11.51	$11.39	$12.16	$11.98	$12.76

$13,614,912	$7,927,412	$13,260,037	$10,322,905	$26,313,060	$84,680,505

1,274,205	690,924	1,173,937	859,227	2,200,388	6,740,671

$10.69	$11.47	$11.30	$12.01	$11.96	$12.56

47

MassMutual RetireSMART Funds – Financial Statements (Continued)

Statements of Assets and Liabilities

September 30, 2017

	MassMutual RetireSMART 2025 Fund	MassMutual RetireSMART 2030 Fund
Assets:
Investments, at value — unaffiliated issuers (Note 2) (a)	$3,970,123	$7,929,760
Investments, at value — affiliated issuers (Note 2 & 7) (b)	270,157,996	538,785,763

Total investments	274,128,119	546,715,523

Receivables from:
Investments sold	4,587,634	25,501,326
Investment adviser (Note 3)	9,557	-
Fund shares sold	142,186	241,085
Interest and dividends	5,543	9,753
Prepaid expenses	32,938	31,340

Total assets	278,905,977	572,499,027

Liabilities:
Payables for:
Investments purchased	4,256,511	5,557,456
Fund shares repurchased	478,034	20,202,329
Trustees’ fees and expenses (Note 3)	17,425	94,293
Affiliates (Note 3):
Administration fees	65,359	101,498
Service fees	113,034	154,624
Shareholder service fees	10,723	29,535
Distribution fees	54,339	69,257
Accrued expense and other liabilities	39,263	48,934

Total liabilities	5,034,688	26,257,926

Net assets	$273,871,289	$546,241,101

Net assets consist of:
Paid-in capital	$250,475,680	504,251,910
Undistributed (accumulated) net investment income (loss)	-	-
Distributions in excess of net investment income	(15,549)	(90,391)
Accumulated net realized gain (loss) on investments and foreign currency transactions	(3,432,993)	(16,530,724)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	26,844,151	58,610,306

Net assets	$273,871,289	$546,241,101

(a) Cost of investments — unaffiliated issuers:	$4,005,101	$8,028,474
(b) Cost of investments — affiliated issuers:	$243,278,867	$480,076,743

The accompanying notes are an integral part of the financial statements.

48

MassMutual RetireSMART 2035 Fund	MassMutual RetireSMART 2040 Fund	MassMutual RetireSMART 2045 Fund	MassMutual RetireSMART 2050 Fund	MassMutual RetireSMART 2055 Fund	MassMutual RetireSMART 2060 Fund

$3,254,748	$5,261,198	$2,090,669	$3,078,985	$761,490	$234,171
201,778,479	322,783,074	120,153,314	168,368,074	40,416,363	12,438,039

205,033,227	328,044,272	122,243,983	171,447,059	41,177,853	12,672,210

2,278,677	15,148,083	1,228,299	6,310,860	364,221	110,035
4,425	-	13,521	10,393	17,615	19,609
105,638	171,119	118,063	148,917	88,943	1,859
2,534	3,060	884	583	131	42
32,939	31,625	32,941	30,277	39,322	12,595

207,457,440	343,398,159	123,637,691	177,948,089	41,688,085	12,816,350

2,221,471	1,188,288	1,018,684	638,980	387,707	111,868
164,255	14,119,132	330,653	5,811,432	65,374	-
13,046	57,043	7,383	16,426	1,842	596

56,423	72,285	45,743	51,392	34,289	28,828
88,055	88,742	54,796	47,852	17,855	371
7,867	19,053	4,467	9,244	1,373	69
40,364	36,284	27,493	21,688	10,119	184
37,137	41,582	34,397	35,920	31,796	31,244

2,628,618	15,622,409	1,523,616	6,632,934	550,355	173,160

$204,828,822	$327,775,750	$122,114,075	$171,315,155	$41,137,730	$12,643,190

$183,232,367	$299,037,524	$108,833,677	$153,231,672	$36,205,360	$11,141,715
-	-	-	-	-	-
(11,622)	(54,713)	(6,549)	(15,247)	(1,574)	(513)
(2,186,311)	(9,827,125)	(1,485,612)	(3,213,981)	361,922	106,261
23,794,388	38,620,064	14,772,559	21,312,711	4,572,022	1,395,727

$204,828,822	$327,775,750	$122,114,075	$171,315,155	$41,137,730	$12,643,190

$3,282,458	$5,311,855	$2,103,608	$3,096,513	$764,499	$235,302
$177,956,381	$284,112,353	$105,367,816	$147,037,835	$35,841,332	$11,041,181

49

MassMutual RetireSMART Funds – Financial Statements (Continued)

Statements of Assets and Liabilities

September 30, 2017

	MassMutual RetireSMART 2025 Fund	MassMutual RetireSMART 2030 Fund
Class I shares:
Net assets	$23,078,628	$17,731,752

Shares outstanding (a)	1,736,489	1,325,458

Net asset value, offering price and redemption price per share	$13.29	$13.38

Class R5 shares:
Net assets	$355,449	$35,100,607

Shares outstanding (a)	26,736	2,630,049

Net asset value, offering price and redemption price per share	$13.29	$13.35

Service Class shares:
Net assets	$21,854,392	$144,766,169

Shares outstanding (a)	1,644,638	10,828,163

Net asset value, offering price and redemption price per share	$13.29	$13.37

Administrative Class shares:
Net assets	$46,256,461	$103,870,383

Shares outstanding (a)	3,491,532	7,780,097

Net asset value, offering price and redemption price per share	$13.25	$13.35

Class A shares:
Net assets	$33,364,017	$68,916,767

Shares outstanding (a)	2,541,961	5,200,832

Net asset value, and redemption price per share	$13.13	$13.25

Offering price per share (100/[100-maximum sales charge] of net asset value)	$13.93	$14.06

Class R4 shares:
Net assets	$60,657,677	$64,717,967

Shares outstanding (a)	4,633,053	4,910,130

Net asset value, offering price and redemption price per share	$13.09	$13.18

Class R3 shares:
Net assets	$88,304,665	$111,137,456

Shares outstanding (a)	6,769,399	8,548,350

Net asset value, offering price and redemption price per share	$13.04	$13.00

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the financial statements.

50

MassMutual RetireSMART 2035 Fund	MassMutual RetireSMART 2040 Fund	MassMutual RetireSMART 2045 Fund	MassMutual RetireSMART 2050 Fund	MassMutual RetireSMART 2055 Fund	MassMutual RetireSMART 2060 Fund

$15,743,859	$10,771,141	$6,209,891	$3,775,008	$2,188,424	$11,237,705

1,143,720	814,195	447,479	386,353	186,939	985,598

$13.77	$13.23	$13.88	$9.77	$11.71	$11.40

$1,045,380	$20,736,974	$218,726	$14,378,270	$138,750	$142,536

76,053	1,568,713	15,758	1,473,081	11,849	12,511

$13.75	$13.22	$13.88	$9.76	$11.71	$11.39

$17,716,748	$81,099,495	$10,572,154	$40,188,344	$4,159,255	$274,574

1,276,571	6,128,601	762,661	4,116,808	354,863	24,131

$13.88	$13.23	$13.86	$9.76	$11.72	$11.38

$30,322,909	$73,513,893	$16,508,707	$37,138,536	$5,021,618	$349,083

2,192,042	5,572,450	1,194,135	3,807,512	430,251	30,732

$13.83	$13.19	$13.82	$9.75	$11.67	$11.36

$26,817,373	$41,159,407	$16,011,190	$19,612,123	$4,974,695	$155,444

1,956,809	3,145,037	1,168,929	2,026,995	427,438	13,699

$13.70	$13.09	$13.70	$9.68	$11.64	$11.35

$14.54	$13.89	$14.54	$10.27	$12.35	$12.04

$48,392,306	$41,195,317	$27,975,876	$20,958,399	$7,998,258	$162,293

3,540,280	3,166,347	2,049,414	2,171,946	688,330	14,287

$13.67	$13.01	$13.65	$9.65	$11.62	$11.36

$64,790,247	$59,299,523	$44,617,531	$35,264,475	$16,656,730	$321,555

4,756,390	4,625,329	3,278,795	3,683,099	1,439,930	28,415

$13.62	$12.82	$13.61	$9.57	$11.57	$11.32

51

MassMutual RetireSMART Funds – Financial Statements (Continued)

Statements of Operations

For the Year Ended September 30, 2017

	MassMutual RetireSMART Conservative Fund	MassMutual RetireSMART Moderate Fund
Investment income (Note 2):
Dividends — unaffiliated issuers	$50,094	$117,412
Dividends — affiliated issuers (Note 7)	3,804,800	5,084,398
Interest	10,440	8,116

Total investment income	3,865,334	5,209,926

Expenses (Note 3):
Custody fees	27,961	27,654
Audit fees	30,721	30,790
Legal fees	2,381	3,469
Accounting & Administration fees	67,858	67,859
Proxy fees	976	976
Shareholder reporting fees	14,771	18,645
Trustees’ fees	13,574	20,914
Registration and filing fees	83,703	83,805
Transfer agent fees	2,995	2,995

	244,940	257,107
Administration fees:
Class R5	10,313	40,272
Service Class	10,865	7,490
Administrative Class	78,807	156,333
Class A	51,986	182,802
Class R4	177,646	48,813
Class R3	12,412	21,702
Distribution fees:
Class R3	15,515	27,128
Distribution and Service fees:
Class A	86,643	304,670
Class R4	222,059	61,016
Class R3	15,515	27,128
Shareholder service fees:
Service Class	3,622	2,496
Administrative Class	78,807	156,333
Class A	51,985	182,802

Total expenses	1,061,115	1,476,092
Expenses waived:
Class I fees reimbursed by adviser	(2,190)	(522)
Class R5 fees reimbursed by adviser	(9,400)	(8,661)
Service Class fees reimbursed by adviser	(6,655)	(1,152)
Administrative Class fees reimbursed by adviser	(48,007)	(21,615)
Class A fees reimbursed by adviser	(31,836)	(26,931)
Class R4 fees reimbursed by adviser	(80,797)	(5,085)
Class R3 fees reimbursed by adviser	(5,615)	(2,240)

Net expenses	876,615	1,409,886

Net investment income (loss)	2,988,719	3,800,040

The accompanying notes are an integral part of the financial statements.

52

MassMutual RetireSMART Moderate Growth Fund	MassMutual RetireSMART Growth Fund	MassMutual RetireSMART In Retirement Fund	MassMutual RetireSMART 2010 Fund	MassMutual RetireSMART 2015 Fund	MassMutual RetireSMART 2020 Fund

$126,289	$50,256	$27,948	$23,029	$31,484	$200,748
3,424,477	1,060,374	1,666,887	1,330,787	1,689,195	7,937,877
4,916	95	5,695	8,511	4,752	25,036

3,555,682	1,110,725	1,700,530	1,362,327	1,725,431	8,163,661

27,545	27,809	27,965	27,855	27,956	27,930
30,754	30,661	30,647	30,639	30,652	30,906
3,030	1,421	1,188	673	1,745	8,818
67,860	67,859	67,858	67,859	67,858	67,859
975	976	976	976	975	976
16,884	12,044	11,553	11,052	11,884	26,075
17,020	6,764	5,938	4,737	6,415	33,698
83,703	83,163	83,369	83,639	83,861	86,667
2,994	2,995	2,995	2,995	2,995	2,995

250,765	233,692	232,489	230,425	234,341	285,924

22,195	5,363	4,170	2,318	669	22,447
7,786	2,360	21,089	28,789	10,739	189,706
147,800	46,992	38,955	21,683	22,103	172,285
143,620	66,554	30,562	27,630	22,834	112,891
37,493	21,679	11,720	12,415	44,472	116,552
20,261	12,267	28,442	20,335	57,274	170,130

25,326	15,333	35,552	25,418	71,592	212,662

239,367	110,923	50,936	46,051	38,057	188,151
46,866	27,099	14,650	15,519	55,590	145,690
25,326	15,333	35,552	25,418	71,592	212,662

2,595	787	7,030	9,596	3,580	63,235
147,801	46,992	38,955	21,683	22,103	172,285
143,620	66,554	30,562	27,630	22,834	112,891

1,260,821	671,928	580,664	514,910	677,780	2,177,511

(605)	(2,362)	(5,169)	(2,026)	(7,155)	(648)
(5,651)	(6,640)	(7,715)	(6,182)	(1,136)	(940)
(1,496)	(2,000)	(26,106)	(51,296)	(12,218)	(6,663)
(24,266)	(39,124)	(48,250)	(38,410)	(25,024)	(5,647)
(25,015)	(56,415)	(37,848)	(49,200)	(25,905)	(4,068)
(4,605)	(13,057)	(10,845)	(16,564)	(37,653)	(2,778)
(2,500)	(7,535)	(26,299)	(27,111)	(48,654)	(4,188)

1,196,683	544,795	418,432	324,121	520,035	2,152,579

2,358,999	565,930	1,282,098	1,038,206	1,205,396	6,011,082

53

MassMutual RetireSMART Funds – Financial Statements (Continued)

Statements of Operations

For the Year Ended September 30, 2017

	MassMutual RetireSMART Conservative Fund	MassMutual RetireSMART Moderate Fund
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions — unaffiliated issuers	$(100,619)	$(197,504)
Investment transactions — affiliated issuers (Note 7)	107,088	44,259
Realized gain distributions — unaffiliated issuers	2,338	5,371
Realized gain distributions — affiliated issuers (Note 7)	1,246,087	3,288,034

Net realized gain (loss)	1,254,894	3,140,160

Net change in unrealized appreciation (depreciation) on:
Investment transactions — unaffiliated issuers	33,497	50,935
Investment transactions — affiliated issuers (Note 7)	6,651,865	23,248,940

Net change in unrealized appreciation (depreciation)	6,685,362	23,299,875

Net realized gain (loss) and change in unrealized appreciation (depreciation)	7,940,256	26,440,035

Net increase (decrease) in net assets resulting from operations	$10,928,975	$30,240,075

The accompanying notes are an integral part of the financial statements.

54

MassMutual RetireSMART Moderate Growth Fund	MassMutual RetireSMART Growth Fund	MassMutual RetireSMART In Retirement Fund	MassMutual RetireSMART 2010 Fund	MassMutual RetireSMART 2015 Fund	MassMutual RetireSMART 2020 Fund

$(213,288)	$(110,907)	$(54,486)	$(45,719)	$(60,805)	$(349,361)
361,193	(914,577)	262,959	698,060	1,628,598	970,188
5,694	2,101	1,354	1,085	1,498	9,400
3,552,970	1,622,843	617,981	586,962	773,996	5,343,269

3,706,569	599,460	827,808	1,240,388	2,343,287	5,973,496

56,396	34,177	17,003	14,304	19,199	120,127
29,187,256	14,841,947	2,941,813	2,681,156	3,364,500	36,777,695

29,243,652	14,876,124	2,958,816	2,695,460	3,383,699	36,897,822

32,950,221	15,475,584	3,786,624	3,935,848	5,726,986	42,871,318

$35,309,220	$16,041,514	$5,068,722	$4,974,054	$6,932,382	$48,882,400

55

MassMutual RetireSMART Funds – Financial Statements (Continued)

Statements of Operations

For the Year Ended September 30, 2017

	MassMutual RetireSMART 2025 Fund	MassMutual RetireSMART 2030 Fund
Investment income (Note 2):
Dividends — unaffiliated issuers	$112,588	$256,088
Dividends — affiliated issuers (Note 7)	3,778,759	7,801,386
Interest	15,914	27,778

Total investment income	3,907,261	8,085,252

Expenses (Note 3):
Custody fees	27,965	27,921
Audit fees	30,756	30,933
Legal fees	4,197	9,158
Accounting & Administration fees	67,858	67,859
Proxy fees	975	976
Shareholder reporting fees	16,952	26,986
Trustees’ fees	17,632	36,433
Registration and filing fees	88,298	86,916
Transfer agent fees	2,995	2,995

	257,628	290,177
Administration fees:
Class R5	567	30,204
Service Class	34,260	211,284
Administrative Class	64,623	172,903
Class A	52,495	113,589
Class R4	109,237	119,146
Class R3	164,959	212,658
Distribution fees:
Class R3	206,198	265,822
Distribution and Service fees:
Class A	87,491	189,316
Class R4	136,546	148,933
Class R3	206,198	265,822
Shareholder service fees:
Service Class	11,420	70,428
Administrative Class	64,623	172,903
Class A	52,495	113,589

Total expenses	1,448,740	2,376,774
Expenses waived:
Class I fees reimbursed by adviser	(10,934)	(449)
Class R5 fees reimbursed by adviser	(337)	(976)
Service Class fees reimbursed by adviser	(13,723)	(5,792)
Administrative Class fees reimbursed by adviser	(25,006)	(4,549)
Class A fees reimbursed by adviser	(20,833)	(3,179)
Class R4 fees reimbursed by adviser	(31,430)	(2,209)
Class R3 fees reimbursed by adviser	(47,619)	(4,081)

Net expenses	1,298,858	2,355,539

Net investment income (loss)	2,608,403	5,729,713

The accompanying notes are an integral part of the financial statements.

56

MassMutual RetireSMART 2035 Fund	MassMutual RetireSMART 2040 Fund	MassMutual RetireSMART 2045 Fund	MassMutual RetireSMART 2050 Fund	MassMutual RetireSMART 2055 Fund	MassMutual RetireSMART 2060 Fund

$91,821	$157,333	$51,743	$77,968	$15,848	$5,426
2,574,925	4,185,634	1,353,246	1,730,137	364,000	122,127
17,001	18,730	8,053	9,453	5,067	355

2,683,747	4,361,697	1,413,042	1,817,558	384,915	127,908

27,908	27,776	27,912	27,878	27,931	28,625
30,716	30,795	30,665	30,693	30,618	30,608
3,145	5,432	1,804	2,532	520	7,749
67,859	67,858	67,860	67,859	67,790	67,808
976	976	976	976	976	976
14,820	19,365	12,232	13,630	9,586	9,016
13,267	21,821	7,627	10,674	2,322	745
86,966	86,579	84,959	86,049	82,343	95,083
2,995	2,995	2,995	2,995	2,995	2,995

248,652	263,597	237,030	243,286	225,081	243,605

1,605	16,756	339	11,211	171	119
26,005	118,891	15,164	54,545	5,047	241
41,936	122,267	21,909	52,553	5,746	364
43,899	68,100	25,091	30,862	6,437	189
86,542	77,568	49,574	39,748	12,898	248
123,527	109,667	81,766	65,523	29,158	433

154,409	137,084	102,206	81,904	36,448	541

73,165	113,500	41,819	51,437	10,728	315
108,178	96,960	61,968	49,685	16,123	310
154,409	137,084	102,206	81,904	36,448	541

8,668	39,630	5,055	18,182	1,682	81
41,936	122,267	21,909	52,553	5,746	364
43,899	68,100	25,091	30,862	6,437	189

1,156,830	1,491,471	791,127	864,255	398,150	247,540

(5,093)	(772)	(7,498)	(2,753)	(9,240)	(218,549)
(705)	(1,580)	(542)	(10,326)	(1,094)	(2,538)
(7,384)	(11,155)	(15,994)	(35,185)	(20,984)	(3,412)
(11,524)	(10,783)	(22,725)	(33,587)	(23,647)	(5,028)
(12,505)	(6,512)	(26,475)	(19,864)	(27,251)	(2,695)
(17,578)	(4,913)	(38,566)	(19,247)	(39,884)	(2,637)
(25,318)	(6,843)	(63,586)	(31,266)	(91,184)	(4,525)

1,076,723	1,448,913	615,741	712,027	184,866	8,156

1,607,024	2,912,784	797,301	1,105,531	200,049	119,752

57

MassMutual RetireSMART Funds – Financial Statements (Continued)

Statements of Operations

For the Year Ended September 30, 2017

	MassMutual RetireSMART 2025 Fund	MassMutual RetireSMART 2030 Fund
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions — unaffiliated issuers	$(203,292)	$(449,819)
Investment transactions — affiliated issuers (Note 7)	1,769,015	507,716
Realized gain distributions — unaffiliated issuers	5,042	11,543
Realized gain distributions — affiliated issuers (Note 7)	3,152,967	7,069,864

Net realized gain (loss)	4,723,732	7,139,304

Net change in unrealized appreciation (depreciation) on:
Investment transactions — unaffiliated issuers	49,504	135,519
Investment transactions — affiliated issuers (Note 7)	23,582,724	58,528,978

Net change in unrealized appreciation (depreciation)	23,632,228	58,664,497

Net realized gain (loss) and change in unrealized appreciation (depreciation)	28,355,960	65,803,801

Net increase (decrease) in net assets resulting from operations	$30,964,363	$71,533,514

The accompanying notes are an integral part of the financial statements.

58

MassMutual RetireSMART 2035 Fund	MassMutual RetireSMART 2040 Fund	MassMutual RetireSMART 2045 Fund	MassMutual RetireSMART 2050 Fund	MassMutual RetireSMART 2055 Fund	MassMutual RetireSMART 2060 Fund

$(168,802)	$(301,445)	$(109,428)	$(170,374)	$(33,505)	$(11,043)
969,080	(174,577)	65,429	(178,273)	601,953	(11,830)
4,011	6,955	2,186	3,286	629	229
2,694,218	4,734,808	1,681,792	2,495,612	537,845	177,034

3,498,507	4,265,741	1,639,979	2,150,251	1,106,922	154,390

38,806	93,708	26,410	50,263	6,241	3,358
22,060,537	38,892,257	13,920,772	21,280,725	4,098,299	1,492,688

22,099,343	38,985,965	13,947,182	21,330,988	4,104,540	1,496,046

25,597,850	43,251,706	15,587,161	23,481,239	5,211,462	1,650,436

$27,204,874	$46,164,490	$16,384,462	$24,586,770	$5,411,511	$1,770,188

59

MassMutual RetireSMART Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MassMutual RetireSMART Conservative Fund
	Year Ended September 30, 2017	Year Ended September 30, 2016
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$2,988,719	$4,211,329
Net realized gain (loss)	1,254,894	(3,016,422)
Net change in unrealized appreciation (depreciation)	6,685,362	10,447,585

Net increase (decrease) in net assets resulting from operations	10,928,975	11,642,492

Distributions to shareholders (Note 2):
From net investment income:
Class I	(23,871)	(4,184)
Class R5	(213,738)	(246,745)
Service Class	(150,775)	(354,563)
Administrative Class	(1,035,344)	(1,505,377)
Class A	(472,213)	(2,359,020)
Class R4	(1,684,394)	(82,585)
Class R3	(96,200)	(50,555)

Total distributions from net investment income	(3,676,535)	(4,603,029)

From net realized gains:
Class I	-	(452)
Class R5	-	(27,235)
Service Class	-	(42,369)
Administrative Class	-	(184,040)
Class A	-	(326,577)
Class R4	-	(9,298)
Class R3	-	(6,076)

Total distributions from net realized gains	-	(596,047)

Tax return of capital:
Class I	(1,525)	-
Class R5	(13,653)	-
Service Class	(9,631)	-
Administrative Class	(66,137)	-
Class A	(30,165)	-
Class R4	(107,599)	-
Class R3	(6,146)	-

Total tax return of capital	(234,856)	-

Net fund share transactions (Note 5):
Class I	5,959,067	112,261
Class R5	1,697,212	5,106,331
Service Class	(1,106,099)	(11,291,679)
Administrative Class	(2,341,175)	(10,785,162)
Class A	(8,258,185)	(75,795,592)
Class R4	14,135,380	77,446,547
Class R3	2,151,939	3,656,109

Increase (decrease) in net assets from fund share transactions	12,238,139	(11,551,185)

Total increase (decrease) in net assets	19,255,723	(5,107,769)
Net assets
Beginning of year	197,071,481	202,179,250

End of year	$216,327,204	$197,071,481

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$-	$184,123

Distributions in excess of net investment income included in net assets at end of year	$(419,071)	$-

The accompanying notes are an integral part of the financial statements.

60

MassMutual RetireSMART Moderate Fund		MassMutual RetireSMART Moderate Growth Fund
Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2017	Year Ended September 30, 2016

$3,800,040	$6,520,539	$2,358,999	$4,854,592
3,140,160	(2,824,674)	3,706,569	(2,206,421)
23,299,875	20,260,705	29,243,652	20,080,077

30,240,075	23,956,570	35,309,220	22,728,248

(19,089)	(14,322)	(17,465)	(6,252)
(891,617)	(750,627)	(459,740)	(343,553)
(114,167)	(384,625)	(100,226)	(299,539)
(2,002,744)	(2,639,382)	(1,729,000)	(2,217,395)
(2,118,447)	(2,893,630)	(1,503,212)	(1,737,925)
(457,630)	(46,908)	(327,079)	(40,960)
(165,000)	(130,631)	(150,426)	(82,660)

(5,768,694)	(6,860,125)	(4,287,148)	(4,728,284)

-	(6,983)	-	(5,878)
-	(378,682)	-	(334,033)
-	(222,294)	-	(327,426)
-	(1,490,047)	-	(2,475,840)
-	(1,908,018)	-	(2,373,086)
-	(25,109)	-	(41,746)
-	(71,605)	-	(91,339)

-	(4,102,738)	-	(5,649,348)

-	-	-	-
-	-	-	-
-	-	-	-
-	-	-	-
-	-	-	-
-	-	-	-
-	-	-	-

-	-	-	-

6,468,220	(436,614)	9,455,999	(187,595)
(362,185)	16,802,208	(3,456,269)	13,229,223
(1,473,140)	(31,307,756)	(3,364,297)	(19,272,614)
(14,814,725)	(27,955,293)	(14,376,601)	(32,737,077)
(32,661,894)	(32,322,231)	(23,013,540)	(26,029,899)
4,702,648	18,909,496	3,617,285	14,052,114
3,123,989	3,347,062	4,806,926	3,439,841

(35,017,087)	(52,963,128)	(26,330,497)	(47,506,007)

(10,545,706)	(39,969,421)	4,691,575	(35,155,391)

319,040,971	359,010,392	256,423,416	291,578,807

$308,495,265	$319,040,971	$261,114,991	$256,423,416

$-	$612,707	$-	$821,213

$(666,182)	$-	$(45,134)	$-

61

MassMutual RetireSMART Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MassMutual RetireSMART Growth Fund
	Year Ended September 30, 2017	Year Ended September 30, 2016
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$565,930	$1,350,862
Net realized gain (loss)	599,460	(1,098,682)
Net change in unrealized appreciation (depreciation)	14,876,124	8,441,726

Net increase (decrease) in net assets resulting from operations	16,041,514	8,693,906

Distributions to shareholders (Note 2):
From net investment income:
Class I	(5,307)	(7,928)
Class R5	(79,033)	(97,383)
Service Class	(24,434)	(37,038)
Administrative Class	(417,867)	(563,752)
Class A	(528,017)	(630,458)
Class R4	(130,983)	(49,392)
Class R3	(66,116)	(29,372)

Total distributions from net investment income	(1,251,757)	(1,415,323)

From net realized gains:
Class I	-	(12,455)
Class R5	-	(161,101)
Service Class	-	(72,782)
Administrative Class	-	(1,085,361)
Class A	-	(1,475,606)
Class R4	-	(86,266)
Class R3	-	(54,956)

Total distributions from net realized gains	-	(2,948,527)

Net fund share transactions (Note 5):
Class I	6,872,974	(260,355)
Class R5	984,717	959,880
Service Class	(272,631)	(2,798,503)
Administrative Class	(2,604,172)	(9,839,258)
Class A	(8,608,766)	(5,619,254)
Class R4	6,685,869	4,447,813
Class R3	2,433,821	2,781,666

Increase (decrease) in net assets from fund share transactions	5,491,812	(10,328,011)

Total increase (decrease) in net assets	20,281,569	(5,997,955)
Net assets
Beginning of year	95,384,331	101,382,286

End of year	$115,665,900	$95,384,331

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$-	$187,138

Distributions in excess of net investment income included in net assets at end of year	$(13,368)	$-

The accompanying notes are an integral part of the financial statements.

62

MassMutual RetireSMART In Retirement Fund		MassMutual RetireSMART 2010 Fund
Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2017	Year Ended September 30, 2016

$1,282,098	$1,693,896	$1,038,206	$1,788,725
827,808	(1,490,986)	1,240,388	(1,996,759)
2,958,816	5,320,598	2,695,460	5,723,317

5,068,722	5,523,508	4,974,054	5,515,283

(75,147)	-	(19,374)	-
(86,849)	-	(53,710)	-
(329,916)	-	(625,941)	-
(583,717)	-	(408,456)	-
(399,144)	-	(505,603)	-
(146,312)	-	(155,572)	-
(283,347)	-	(254,036)	-

(1,904,432)	-	(2,022,692)	-

-	-	-	-
-	-	-	-
-	-	-	-
-	-	-	-
-	-	-	-
-	-	-	-
-	-	-	-

-	-	-	-

33,845	1,789,914	294,623	(85,143)
899,289	2,503,027	1,240,254	(163,506)
(1,748,302)	(5,433,862)	(9,173,161)	(5,577,979)
(6,165,364)	(3,702,297)	(1,617,095)	(5,999,480)
(1,127,576)	(628,803)	(6,041,347)	(4,590,551)
(1,517,994)	1,553,858	1,000,973	2,376,678
(939,224)	4,669,535	(226,587)	459,651

(10,565,326)	751,372	(14,522,340)	(13,580,330)

(7,401,036)	6,274,880	(11,570,978)	(8,065,047)

90,784,720	84,509,840	77,280,588	85,345,635

$83,383,684	$90,784,720	$65,709,610	$77,280,588

$1,274,345	$1,877,187	$1,035,718	$1,996,491

$-	$-	$-	$-

63

MassMutual RetireSMART Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MassMutual RetireSMART 2015 Fund
	Year Ended September 30, 2017	Year Ended September 30, 2016
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$1,205,396	$1,823,044
Net realized gain (loss)	2,343,287	(1,366,100)
Net change in unrealized appreciation (depreciation)	3,383,699	6,307,151

Net increase (decrease) in net assets resulting from operations	6,932,382	6,764,095

Distributions to shareholders (Note 2):
From net investment income:
Class I	(97,801)	(88,437)
Class R5	(13,864)	(34,600)
Service Class	(169,556)	(259,056)
Administrative Class	(280,647)	(288,377)
Class A	(305,112)	(297,450)
Class R4	(402,821)	(506,944)
Class R3	(460,945)	(543,522)

Total distributions from net investment income	(1,730,746)	(2,018,386)

From net realized gains:
Class I	-	(16,511)
Class R5	-	(6,765)
Service Class	-	(52,262)
Administrative Class	-	(59,853)
Class A	-	(76,465)
Class R4	-	(107,501)
Class R3	-	(125,962)

Total distributions from net realized gains	-	(445,319)

Tax return of capital:
Class I	-	-
Class R5	-	-
Service Class	-	-
Administrative Class	-	-
Class A	-	-
Class R4	-	-
Class R3	-	-

Total tax return of capital	-	-

Net fund share transactions (Note 5):
Class I	(2,572,663)	1,620,300
Class R5	(39,010)	(962,189)
Service Class	(5,520,340)	925,349
Administrative Class	(1,474,448)	3,781,502
Class A	(5,366,819)	(2,156,226)
Class R4	(5,825,209)	8,516,330
Class R3	(8,476,471)	10,528,735

Increase (decrease) in net assets from fund share transactions	(29,274,960)	22,253,801

Total increase (decrease) in net assets	(24,073,324)	26,554,191
Net assets
Beginning of year	106,475,138	79,920,947

End of year	$82,401,814	$106,475,138

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$-	$60,986

Distributions in excess of net investment income included in net assets at end of year	$(7,186)	$-

The accompanying notes are an integral part of the financial statements.

64

MassMutual RetireSMART 2020 Fund		MassMutual RetireSMART 2025 Fund
Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2017	Year Ended September 30, 2016

$6,011,082	$9,845,905	$2,608,403	$3,442,623
5,973,496	(7,629,998)	4,723,732	(2,886,933)
36,897,822	38,516,237	23,632,228	16,991,489

48,882,400	40,732,144	30,964,363	17,547,179

(301,279)	(192,463)	(327,952)	(153,250)
(371,199)	(168,417)	(12,528)	(83,863)
(2,415,500)	(3,363,800)	(424,900)	(421,708)
(1,992,984)	(2,507,982)	(776,917)	(581,026)
(1,233,595)	(1,528,338)	(620,316)	(486,142)
(950,241)	(942,181)	(888,388)	(785,828)
(1,235,974)	(1,245,035)	(1,220,063)	(874,148)

(8,500,772)	(9,948,216)	(4,271,064)	(3,385,965)

-	(128,609)	(74,387)	(48,936)
-	(117,161)	(3,175)	(28,134)
-	(2,495,422)	(108,404)	(146,857)
-	(1,956,670)	(201,049)	(214,292)
-	(1,400,874)	(184,975)	(215,240)
-	(718,058)	(249,303)	(286,100)
-	(1,109,098)	(386,070)	(357,371)

-	(7,925,892)	(1,207,363)	(1,296,930)

(37,451)	-	-	-
(46,142)	-	-	-
(300,262)	-	-	-
(247,741)	-	-	-
(153,344)	-	-	-
(118,121)	-	-	-
(153,641)	-	-	-

(1,056,702)	-	-	-

7,645,580	2,159,366	6,002,554	7,071,719
5,276,047	9,792,495	(339,291)	(3,599,471)
(48,098,489)	(18,485,872)	(8,638,491)	6,405,094
(28,125,201)	(14,121,090)	275,152	9,608,390
(26,799,527)	(11,205,486)	(7,329,813)	1,759,736
(2,527,584)	28,360,440	5,471,930	26,455,982
(10,440,741)	23,766,223	4,672,114	29,460,008

(103,069,915)	20,266,076	114,155	77,161,458

(63,744,989)	43,124,112	25,600,091	90,025,742

544,393,891	501,269,779	248,271,198	158,245,456

$480,648,902	$544,393,891	$273,871,289	$248,271,198

$-	$1,191,918	$-	$570,871

$(1,207,061)	$-	$(15,549)	$-

65

MassMutual RetireSMART Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MassMutual RetireSMART 2030 Fund
	Year Ended September 30, 2017	Year Ended September 30, 2016
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$5,729,713	$9,421,886
Net realized gain (loss)	7,139,304	(9,945,924)
Net change in unrealized appreciation (depreciation)	58,664,497	45,631,388

Net increase (decrease) in net assets resulting from operations	71,533,514	45,107,350

Distributions to shareholders (Note 2):
From net investment income:
Class I	(262,876)	(130,057)
Class R5	(534,057)	(142,864)
Service Class	(2,722,220)	(3,307,406)
Administrative Class	(2,065,603)	(2,228,854)
Class A	(1,293,685)	(1,261,811)
Class R4	(1,001,177)	(783,935)
Class R3	(1,615,362)	(1,282,800)

Total distributions from net investment income	(9,494,980)	(9,137,727)

From net realized gains:
Class I	-	(162,216)
Class R5	-	(186,180)
Service Class	-	(4,595,478)
Administrative Class	-	(3,281,431)
Class A	-	(2,183,509)
Class R4	-	(1,123,306)
Class R3	-	(2,202,648)

Total distributions from net realized gains	-	(13,734,768)

Net fund share transactions (Note 5):
Class I	6,478,965	2,915,750
Class R5	8,361,677	13,999,287
Service Class	(30,597,402)	(19,319,086)
Administrative Class	(29,387,813)	(11,579,127)
Class A	(22,187,503)	(4,270,480)
Class R4	2,910,094	30,376,615
Class R3	(2,355,396)	28,717,726

Increase (decrease) in net assets from fund share transactions	(66,777,378)	40,840,685

Total increase (decrease) in net assets	(4,738,844)	63,075,540
Net assets
Beginning of year	550,979,945	487,904,405

End of year	$546,241,101	$550,979,945

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$-	$1,756,035

Distributions in excess of net investment income included in net assets at end of year	$(90,391)	$-

The accompanying notes are an integral part of the financial statements.

66

MassMutual RetireSMART 2035 Fund		MassMutual RetireSMART 2040 Fund
Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2017	Year Ended September 30, 2016

$1,607,024	$2,261,289	$2,912,784	$5,079,193
3,498,507	(1,319,199)	4,265,741	(5,263,677)
22,099,343	12,586,327	38,985,965	27,249,787

27,204,874	13,528,417	46,164,490	27,065,303

(223,345)	(88,508)	(119,196)	(49,974)
(30,693)	(64,067)	(215,735)	(53,996)
(297,976)	(277,932)	(1,433,052)	(1,780,997)
(441,034)	(336,893)	(1,317,185)	(1,470,800)
(445,886)	(362,800)	(714,374)	(704,889)
(635,193)	(547,434)	(586,936)	(485,765)
(810,752)	(549,809)	(719,797)	(502,852)

(2,884,879)	(2,227,443)	(5,106,275)	(5,049,273)

(87,216)	(34,535)	-	(85,682)
(12,859)	(26,312)	-	(96,321)
(130,810)	(118,666)	-	(3,418,143)
(200,367)	(154,959)	-	(2,967,873)
(237,373)	(198,405)	-	(1,695,493)
(309,348)	(242,387)	-	(964,844)
(454,749)	(291,259)	-	(1,173,105)

(1,432,722)	(1,066,523)	-	(10,401,461)

4,241,441	4,831,148	5,537,934	1,344,858
(1,070,518)	(1,655,868)	7,126,365	7,871,856
(2,665,514)	3,540,830	(19,207,675)	(13,899,235)
(153,172)	5,452,961	(20,675,712)	(4,973,635)
(7,782,469)	3,615,764	(14,946,582)	(370,291)
5,623,638	22,145,608	(313,740)	19,234,202
(161,659)	23,613,311	1,500,172	22,243,085

(1,968,253)	61,543,754	(40,979,238)	31,450,840

20,919,020	71,778,205	78,977	43,065,409

183,909,802	112,131,597	327,696,773	284,631,364

$204,828,822	$183,909,802	$327,775,750	$327,696,773

$-	$383,469	$-	$899,297

$(11,622)	$-	$(54,713)	$-

67

MassMutual RetireSMART Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MassMutual RetireSMART 2045 Fund
	Year Ended September 30, 2017	Year Ended September 30, 2016
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$797,301	$1,158,325
Net realized gain (loss)	1,639,979	(363,171)
Net change in unrealized appreciation (depreciation)	13,947,182	7,144,560

Net increase (decrease) in net assets resulting from operations	16,384,462	7,939,714

Distributions to shareholders (Note 2):
From net investment income:
Class I	(69,656)	(26,649)
Class R5	(6,202)	(30,186)
Service Class	(164,861)	(157,829)
Administrative Class	(211,526)	(148,496)
Class A	(242,468)	(194,202)
Class R4	(333,148)	(274,397)
Class R3	(484,522)	(328,441)

Total distributions from net investment income	(1,512,383)	(1,160,200)

From net realized gains:
Class I	(42,732)	(12,005)
Class R5	(4,279)	(14,382)
Service Class	(113,721)	(78,505)
Administrative Class	(151,729)	(78,465)
Class A	(204,297)	(123,648)
Class R4	(259,289)	(143,313)
Class R3	(433,436)	(197,731)

Total distributions from net realized gains	(1,209,483)	(648,049)

Net fund share transactions (Note 5):
Class I	2,128,065	1,839,520
Class R5	(178,570)	(1,325,334)
Service Class	(1,253,722)	1,689,466
Administrative Class	1,880,451	2,577,880
Class A	(3,344,567)	2,136,165
Class R4	2,792,157	11,831,346
Class R3	3,298,979	16,891,736

Increase (decrease) in net assets from fund share transactions	5,322,793	35,640,779

Total increase (decrease) in net assets	18,985,389	41,772,244
Net assets
Beginning of year	103,128,686	61,356,442

End of year	$122,114,075	$103,128,686

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$-	$194,814

Distributions in excess of net investment income included in net assets at end of year	$(6,549)	$-

The accompanying notes are an integral part of the financial statements.

68

MassMutual RetireSMART 2050 Fund		MassMutual RetireSMART 2055 Fund
Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2017	Year Ended September 30, 2016

$1,105,531	$1,856,773	$200,049	$231,484
2,150,251	(1,521,451)	1,106,922	31,279
21,330,988	11,684,077	4,104,540	1,601,119

24,586,770	12,019,399	5,411,511	1,863,882

(43,477)	(21,477)	(19,394)	(8,635)
(137,329)	(19,346)	(2,729)	(6,684)
(563,766)	(660,963)	(45,854)	(28,632)
(478,003)	(444,359)	(49,361)	(24,145)
(264,027)	(227,842)	(57,239)	(44,962)
(273,931)	(222,618)	(72,711)	(41,489)
(377,640)	(239,873)	(158,952)	(77,575)

(2,138,173)	(1,836,478)	(406,240)	(232,122)

(6,364)	(25,528)	(15,752)	(2,907)
(21,145)	(24,083)	(2,481)	(2,262)
(93,298)	(879,806)	(41,106)	(10,125)
(84,040)	(626,177)	(45,324)	(8,997)
(53,870)	(379,522)	(63,642)	(19,355)
(51,735)	(316,995)	(72,350)	(16,077)
(81,032)	(401,767)	(182,979)	(33,501)

(391,484)	(2,653,878)	(423,634)	(93,224)

1,132,225	967,193	1,024,318	426,154
4,820,570	6,349,028	(58,498)	(201,336)
(2,419,517)	(1,986,978)	964,694	1,127,069
(811,715)	3,953,943	1,977,007	1,083,556
(3,447,126)	2,680,378	140,798	902,045
(1,650,348)	9,524,791	2,466,147	3,555,603
2,144,565	12,876,305	2,632,429	7,586,217

(231,346)	34,364,660	9,146,895	14,479,308

21,825,767	41,893,703	13,728,532	16,017,844

149,489,388	107,595,685	27,409,198	11,391,354

$171,315,155	$149,489,388	$41,137,730	$27,409,198

$-	$381,525	$-	$43,436

$(15,247)	$-	$(1,574)	$-

69

MassMutual RetireSMART Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MassMutual RetireSMART 2060 Fund
	Year Ended September 30, 2017	Year Ended September 30, 2016+
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$119,752	$179,043
Net realized gain (loss)	154,390	248,332
Net change in unrealized appreciation (depreciation)	1,496,046	(100,319)

Net increase (decrease) in net assets resulting from operations	1,770,188	327,056

Distributions to shareholders (Note 2):
From net investment income:
Class I	(176,329)	(140,081)
Class R5	(1,776)	(1,480)
Service Class	(2,226)	(1,469)
Administrative Class	(3,222)	(1,459)
Class A	(1,527)	(1,433)
Class R4	(1,467)	(1,443)
Class R3	(2,161)	(1,417)

Total distributions from net investment income	(188,708)	(148,782)

From net realized gains:
Class I	(238,493)	-
Class R5	(2,536)	-
Service Class	(3,199)	-
Administrative Class	(4,711)	-
Class A	(2,831)	-
Class R4	(2,584)	-
Class R3	(3,925)	-

Total distributions from net realized gains	(258,279)	-

Net fund share transactions (Note 5):
Class I	331,501	9,540,081
Class R5	24,907	101,480
Service Class	139,536	112,359
Administrative Class	201,868	113,549
Class A	26,700	112,216
Class R4	44,209	101,443
Class R3	172,856	119,010

Increase (decrease) in net assets from fund share transactions	941,577	10,200,138

Total increase (decrease) in net assets	2,264,778	10,378,412
Net assets
Beginning of year	10,378,412	-

End of year	$12,643,190	$10,378,412

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$-	$55,198

Distributions in excess of net investment income included in net assets at end of year	$(513)	$-

+	Fund commenced operations on November 23, 2015.

The accompanying notes are an integral part of the financial statements.

70

MassMutual RetireSMART Conservative Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations				Less distributions to shareholders							Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]		Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Tax return of capital	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
9/30/17	$9.72	$0.09		$0.46	$0.55	$(0.22)	$-	$(0.01)	$(0.23)	$10.04	5.86%		$6,399	0.12%		0.03%		0.88%
9/30/16	9.40	0.23		0.38	0.61	(0.26)	(0.03)	-	(0.29)	9.72	6.66%		288	0.13%		0.02%		2.46%
9/30/15[i]	9.73	0.02		(0.21)	(0.19)	-	(0.14)	-	(0.14)	9.40	(2.01%	)[b]	170	0.12%	[a]	0.02%	[a]	0.24%	[a]
12/31/14[h]	10.19	0.34		(0.07)	0.27	(0.29)	(0.44)	-	(0.73)	9.73	2.62%	[b]	204	0.09%	[a]	0.02%	[a]	4.32%	[a]
Class R5
9/30/17	$9.70	$0.17		$0.37	$0.54	$(0.21)	$-	$(0.01)	$(0.22)	$10.02	5.77%		$11,556	0.22%		0.13%		1.76%
9/30/16	9.39	0.23		0.36	0.59	(0.25)	(0.03)	-	(0.28)	9.70	6.49%		9,490	0.23%		0.12%		2.43%
9/30/15[i]	9.73	0.01		(0.21)	(0.20)	-	(0.14)	-	(0.14)	9.39	(2.11%	)[b]	4,154	0.22%	[a]	0.12%	[a]	0.15%	[a]
12/31/14	10.03	0.25		0.17	0.42	(0.28)	(0.44)	-	(0.72)	9.73	4.15%		3,921	0.18%		0.13%		2.44%
12/31/13	10.14	0.34		0.29	0.63	(0.29)	(0.45)	-	(0.74)	10.03	6.29%		3,073	0.15%		N/A		3.23%
12/31/12	9.70	0.25		0.63	0.88	(0.27)	(0.17)	-	(0.44)	10.14	9.14%		2,774	0.13%		N/A		2.46%
Service Class
9/30/17	$9.69	$0.17		$0.37	$0.54	$(0.20)	$-	$(0.01)	$(0.21)	$10.02	5.72%		$7,138	0.32%		0.23%		1.80%
9/30/16	9.37	0.28		0.30	0.58	(0.23)	(0.03)	-	(0.26)	9.69	6.39%		8,032	0.33%		0.22%		3.03%
9/30/15[i]	9.72	0.00	[d]	(0.21)	(0.21)	-	(0.14)	-	(0.14)	9.37	(2.22%	)[b]	19,160	0.32%	[a]	0.22%	[a]	0.04%	[a]
12/31/14	10.03	0.29		0.12	0.41	(0.28)	(0.44)	-	(0.72)	9.72	3.99%		21,586	0.27%		0.21%		2.84%
12/31/13	10.14	0.49		0.14	0.63	(0.29)	(0.45)	-	(0.74)	10.03	6.29%		12,812	0.19%		N/A		4.64%
12/31/12	9.69	0.23		0.66	0.89	(0.27)	(0.17)	-	(0.44)	10.14	9.21%		3,110	0.17%		N/A		2.29%
Administrative Class
9/30/17	$9.70	$0.16		$0.36	$0.52	$(0.19)	$-	$(0.01)	$(0.20)	$10.02	5.53%		$52,556	0.42%		0.33%		1.64%
9/30/16	9.38	0.22		0.36	0.58	(0.23)	(0.03)	-	(0.26)	9.70	6.33%		53,140	0.43%		0.32%		2.39%
9/30/15[i]	9.73	(0.00)[d]		(0.21)	(0.21)	-	(0.14)	-	(0.14)	9.38	(2.21%	)[b]	62,204	0.42%	[a]	0.32%	[a]	(0.05%	)[a]
12/31/14	10.04	0.22		0.17	0.39	(0.26)	(0.44)	-	(0.70)	9.73	3.87%		62,351	0.36%		0.31%		2.19%
12/31/13	10.14	0.18		0.44	0.62	(0.27)	(0.45)	-	(0.72)	10.04	6.22%		61,817	0.27%		N/A		1.78%
12/31/12	9.70	0.21		0.66	0.87	(0.26)	(0.17)	-	(0.43)	10.14	9.01%		73,765	0.25%		N/A		2.10%
Class A
9/30/17	$9.68	$0.15		$0.35	$0.50	$(0.12)	$-	$(0.01)	$(0.13)	$10.05	5.29%		$32,580	0.67%		0.58%		1.50%
9/30/16	9.36	0.24		0.31	0.55	(0.20)	(0.03)	-	(0.23)	9.68	6.03%		39,639	0.68%		0.57%		2.56%
9/30/15[i]	9.74	(0.02)		(0.22)	(0.24)	-	(0.14)	-	(0.14)	9.36	(2.52%	)[b]	113,693	0.67%	[a]	0.57%	[a]	(0.31%	)[a]
12/31/14	10.04	0.19		0.19	0.38	(0.24)	(0.44)	-	(0.68)	9.74	3.69%		125,410	0.61%		0.56%		1.83%
12/31/13	10.14	0.16		0.43	0.59	(0.24)	(0.45)	-	(0.69)	10.04	5.92%		131,939	0.52%		N/A		1.51%
12/31/12	9.70	0.18		0.67	0.85	(0.24)	(0.17)	-	(0.41)	10.14	8.73%		163,625	0.50%		N/A		1.75%
Class R4
9/30/17	$9.64	$0.13		$0.38	$0.51	$(0.20)	$-	$(0.01)	$(0.21)	$9.94	5.41%		$98,559	0.57%		0.48%		1.37%
9/30/16	9.36	0.00	[d]	0.56	0.56	(0.25)	(0.03)	-	(0.28)	9.64	6.13%		81,328	0.58%		0.47%		0.05%
9/30/15[i]	9.72	0.00	[d]	(0.22)	(0.22)	-	(0.14)	-	(0.14)	9.36	(2.32%	)[b]	1,496	0.57%	[a]	0.47%	[a]	0.04%	[a]
12/31/14[h]	10.18	0.21		0.03	0.24	(0.26)	(0.44)	-	(0.70)	9.72	2.29%	[b]	102	0.54%	[a]	0.47%	[a]	2.76%	[a]
Class R3
9/30/17	$9.61	$0.10		$0.38	$0.48	$(0.17)	$-	$(0.01)	$(0.18)	$9.91	5.13%		$7,538	0.82%		0.73%		1.00%
9/30/16	9.33	0.09		0.45	0.54	(0.23)	(0.03)	-	(0.26)	9.61	5.96%		5,155	0.83%		0.72%		1.00%
9/30/15[i]	9.72	(0.02)		(0.23)	(0.25)	-	(0.14)	-	(0.14)	9.33	(2.63%	)[b]	1,302	0.82%	[a]	0.72%	[a]	(0.23%	)[a]
12/31/14[h]	10.18	0.19		0.03	0.22	(0.24)	(0.44)	-	(0.68)	9.72	2.10%	[b]	102	0.79%	[a]	0.72%	[a]	2.51%	[a]

	Year ended September 30		Period ended September 30, 2015[b]	Year ended December 31
	2017	2016		2014	2013	2012
Portfolio turnover rate	39%	69%	27%	31%	37%	37%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.

The accompanying notes are an integral part of the financial statements.

71

MassMutual RetireSMART Moderate Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations				Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]		Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
9/30/17	$9.53	$0.04		$0.96	$1.00	$(0.22)	$-	$(0.22)	$10.31	10.72%		$7,078	0.08%		0.07%		0.40%
9/30/16	9.14	0.45		0.28	0.73	(0.23)	(0.11)	(0.34)	9.53	8.18%		198	0.08%		0.04%		4.89%
9/30/15[i]	9.79	0.02		(0.39)	(0.37)	-	(0.28)	(0.28)	9.14	(3.85%	)[b]	642	0.07%	[a]	0.04%	[a]	0.30%	[a]
12/31/14[h]	10.76	0.42		(0.12)	0.30	(0.31)	(0.96)	(1.27)	9.79	2.65%	[b]	725	0.06%	[a]	0.04%	[a]	5.19%	[a]
Class R5
9/30/17	$9.53	$0.15		$0.84	$0.99	$(0.21)	$-	$(0.21)	$10.31	10.62%		$41,947	0.18%		0.16%		1.52%
9/30/16	9.13	0.20		0.53	0.73	(0.22)	(0.11)	(0.33)	9.53	8.21%		39,100	0.18%		0.14%		2.16%
9/30/15[i]	9.79	0.01		(0.39)	(0.38)	-	(0.28)	(0.28)	9.13	(3.95%	)[b]	21,120	0.17%	[a]	0.14%	[a]	0.19%	[a]
12/31/14	10.61	0.26		0.18	0.44	(0.30)	(0.96)	(1.26)	9.79	4.01%		24,005	0.16%		0.15%		2.38%
12/31/13	10.25	0.45		1.02	1.47	(0.32)	(0.79)	(1.11)	10.61	14.56%		17,345	0.17%		N/A		4.07%
12/31/12	9.51	0.33		0.86	1.19	(0.24)	(0.21)	(0.45)	10.25	12.48%		2,649	0.13%		N/A		3.22%
Service Class
9/30/17	$9.55	$0.17		$0.82	$0.99	$(0.19)	$-	$(0.19)	$10.35	10.53%		$4,509	0.28%		0.26%		1.77%
9/30/16	9.14	0.25		0.46	0.71	(0.19)	(0.11)	(0.30)	9.55	7.98%		5,623	0.28%		0.24%		2.76%
9/30/15[i]	9.81	0.01		(0.40)	(0.39)	-	(0.28)	(0.28)	9.14	(4.05%	)[b]	36,457	0.27%	[a]	0.24%	[a]	0.09%	[a]
12/31/14	10.62	0.24		0.19	0.43	(0.28)	(0.96)	(1.24)	9.81	4.01%		49,324	0.25%		0.23%		2.24%
12/31/13	10.26	0.50		0.97	1.47	(0.32)	(0.79)	(1.11)	10.62	14.53%		31,677	0.21%		N/A		4.47%
12/31/12	9.51	0.21		0.98	1.19	(0.23)	(0.21)	(0.44)	10.26	12.53%		4,549	0.17%		N/A		2.10%
Administrative Class
9/30/17	$9.54	$0.12		$0.85	$0.97	$(0.19)	$-	$(0.19)	$10.32	10.36%		$98,641	0.38%		0.36%		1.26%
9/30/16	9.14	0.20		0.51	0.71	(0.20)	(0.11)	(0.31)	9.54	7.92%		105,186	0.38%		0.34%		2.22%
9/30/15[i]	9.82	0.00	[d]	(0.40)	(0.40)	-	(0.28)	(0.28)	9.14	(4.15%	)[b]	128,868	0.37%	[a]	0.34%	[a]	0.01%	[a]
12/31/14	10.63	0.20		0.22	0.42	(0.27)	(0.96)	(1.23)	9.82	3.89%		138,574	0.34%		0.33%		1.83%
12/31/13	10.26	0.18		1.28	1.46	(0.30)	(0.79)	(1.09)	10.63	14.44%		150,710	0.29%		N/A		1.66%
12/31/12	9.51	0.18		1.00	1.18	(0.22)	(0.21)	(0.43)	10.26	12.43%		147,873	0.25%		N/A		1.81%
Class A
9/30/17	$9.54	$0.11		$0.85	$0.96	$(0.16)	$-	$(0.16)	$10.34	10.22%		$115,392	0.63%		0.61%		1.18%
9/30/16	9.14	0.17		0.51	0.68	(0.17)	(0.11)	(0.28)	9.54	7.59%		138,758	0.63%		0.59%		1.85%
9/30/15[i]	9.84	(0.02)		(0.40)	(0.42)	-	(0.28)	(0.28)	9.14	(4.34%	)[b]	165,092	0.62%	[a]	0.59%	[a]	(0.26%	)[a]
12/31/14	10.65	0.17		0.22	0.39	(0.24)	(0.96)	(1.20)	9.84	3.62%		199,865	0.59%		0.58%		1.53%
12/31/13	10.26	0.11		1.33	1.44	(0.26)	(0.79)	(1.05)	10.65	14.21%		216,068	0.53%		N/A		0.99%
12/31/12	9.51	0.14		1.01	1.15	(0.19)	(0.21)	(0.40)	10.26	12.13%		324,049	0.50%		N/A		1.42%
Class R4
9/30/17	$9.50	$0.10		$0.85	$0.95	$(0.19)	$-	$(0.19)	$10.26	10.25%		$28,109	0.53%		0.51%		1.06%
9/30/16	9.13	0.03		0.66	0.69	(0.21)	(0.11)	(0.32)	9.50	7.72%		21,403	0.53%		0.49%		0.31%
9/30/15[i]	9.82	0.01		(0.42)	(0.41)	-	(0.28)	(0.28)	9.13	(4.25%	)[b]	1,693	0.52%	[a]	0.49%	[a]	0.17%	[a]
12/31/14[h]	10.79	0.20		0.06	0.26	(0.27)	(0.96)	(1.23)	9.82	2.29%	[b]	102	0.51%	[a]	0.49%	[a]	2.43%	[a]
Class R3
9/30/17	$9.47	$0.07		$0.86	$0.93	$(0.16)	$-	$(0.16)	$10.24	10.04%		$12,819	0.78%		0.76%		0.72%
9/30/16	9.12	0.13		0.53	0.66	(0.20)	(0.11)	(0.31)	9.47	7.45%		8,773	0.78%		0.74%		1.38%
9/30/15[i]	9.82	0.01		(0.43)	(0.42)	-	(0.28)	(0.28)	9.12	(4.35%	)[b]	5,138	0.77%	[a]	0.74%	[a]	0.11%	[a]
12/31/14[h]	10.79	0.18		0.06	0.24	(0.25)	(0.96)	(1.21)	9.82	2.11%	[b]	102	0.76%	[a]	0.74%	[a]	2.18%	[a]

	Year ended September 30		Period ended September 30, 2015[b]	Year ended December 31
	2017	2016		2014	2013	2012
Portfolio turnover rate	30%	62%	17%	28%	37%	39%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.

The accompanying notes are an integral part of the financial statements.

72

MassMutual RetireSMART Moderate Growth Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
9/30/17	$9.55	$0.02	$1.41	$1.43	$(0.21)	$-	$(0.21)	$10.77	15.26%		$10,236	0.10%		0.09%		0.24%
9/30/16	9.10	0.36	0.47	0.83	(0.20)	(0.18)	(0.38)	9.55	9.39%		110	0.09%		0.04%		3.85%
9/30/15[i]	10.02	0.03	(0.57)	(0.54)	-	(0.38)	(0.38)	9.10	(5.46%	)[b]	300	0.08%	[a]	0.04%	[a]	0.42%	[a]
12/31/14[h]	11.45	0.34	(0.05)	0.29	(0.31)	(1.41)	(1.72)	10.02	2.39%	[b]	318	0.06%	[a]	0.04%	[a]	4.02%	[a]
Class R5
9/30/17	$9.55	$0.12	$1.30	$1.42	$(0.20)	$-	$(0.20)	$10.77	15.16%		$21,697	0.20%		0.17%		1.24%
9/30/16	9.09	0.19	0.64	0.83	(0.19)	(0.18)	(0.37)	9.55	9.43%		22,452	0.19%		0.14%		2.09%
9/30/15[i]	10.02	0.02	(0.57)	(0.55)	-	(0.38)	(0.38)	9.09	(5.57%	)[b]	8,746	0.18%	[a]	0.14%	[a]	0.31%	[a]
12/31/14	11.31	0.22	0.20	0.42	(0.30)	(1.41)	(1.71)	10.02	3.57%		9,970	0.17%		0.15%		1.96%
12/31/13	10.33	0.21	2.01	2.22	(0.33)	(0.91)	(1.24)	11.31	21.91%		4,663	0.19%		N/A		1.88%
12/31/12	9.36	0.21	1.21	1.42	(0.19)	(0.26)	(0.45)	10.33	15.21%		7,085	0.14%		N/A		2.10%
Service Class
9/30/17	$9.55	$0.13	$1.29	$1.42	$(0.17)	$-	$(0.17)	$10.80	15.13%		$4,209	0.30%		0.27%		1.29%
9/30/16	9.09	0.21	0.60	0.81	(0.17)	(0.18)	(0.35)	9.55	9.18%		7,021	0.29%		0.24%		2.25%
9/30/15[i]	10.02	0.02	(0.57)	(0.55)	-	(0.38)	(0.38)	9.09	(5.56%	)[b]	25,552	0.28%	[a]	0.24%	[a]	0.21%	[a]
12/31/14	11.31	0.25	0.16	0.41	(0.29)	(1.41)	(1.70)	10.02	3.49%		28,779	0.26%		0.24%		2.19%
12/31/13	10.33	0.44	1.79	2.23	(0.34)	(0.91)	(1.25)	11.31	21.93%		18,053	0.23%		N/A		3.78%
12/31/12	9.36	0.18	1.24	1.42	(0.19)	(0.26)	(0.45)	10.33	15.17%		1,816	0.18%		N/A		1.75%
Administrative Class
9/30/17	$9.55	$0.10	$1.32	$1.42	$(0.18)	$-	$(0.18)	$10.79	15.08%		$96,560	0.40%		0.37%		1.00%
9/30/16	9.09	0.18	0.62	0.80	(0.16)	(0.18)	(0.34)	9.55	9.14%		98,971	0.39%		0.34%		2.02%
9/30/15[i]	10.04	0.01	(0.58)	(0.57)	-	(0.38)	(0.38)	9.09	(5.76%	)[b]	127,157	0.38%	[a]	0.34%	[a]	0.12%	[a]
12/31/14	11.32	0.20	0.21	0.41	(0.28)	(1.41)	(1.69)	10.04	3.46%		135,163	0.35%		0.33%		1.74%
12/31/13	10.33	0.16	2.06	2.22	(0.32)	(0.91)	(1.23)	11.32	21.84%		130,738	0.31%		N/A		1.44%
12/31/12	9.36	0.16	1.25	1.41	(0.18)	(0.26)	(0.44)	10.33	15.07%		117,574	0.26%		N/A		1.61%
Class A
9/30/17	$9.56	$0.09	$1.30	$1.39	$(0.15)	$-	$(0.15)	$10.80	14.73%		$92,645	0.65%		0.62%		0.86%
9/30/16	9.10	0.15	0.62	0.77	(0.13)	(0.18)	(0.31)	9.56	8.77%		104,156	0.64%		0.59%		1.61%
9/30/15[i]	10.06	(0.01)	(0.57)	(0.58)	-	(0.38)	(0.38)	9.10	(5.84%	)[b]	124,585	0.63%	[a]	0.59%	[a]	(0.15%	)[a]
12/31/14	11.34	0.15	0.23	0.38	(0.25)	(1.41)	(1.66)	10.06	3.16%		157,201	0.60%		0.58%		1.33%
12/31/13	10.34	0.10	2.09	2.19	(0.28)	(0.91)	(1.19)	11.34	21.49%		183,571	0.56%		N/A		0.86%
12/31/12	9.36	0.12	1.27	1.39	(0.15)	(0.26)	(0.41)	10.34	14.88%		236,688	0.51%		N/A		1.23%
Class R4
9/30/17	$9.51	$0.08	$1.31	$1.39	$(0.18)	$-	$(0.18)	$10.72	14.90%		$22,154	0.55%		0.52%		0.79%
9/30/16	9.08	0.03	0.76	0.79	(0.18)	(0.18)	(0.36)	9.51	9.00%		16,185	0.54%		0.49%		0.36%
9/30/15[i]	10.04	0.07	(0.65)	(0.58)	-	(0.38)	(0.38)	9.08	(5.86%	)[b]	1,481	0.53%	[a]	0.49%	[a]	0.96%	[a]
12/31/14[h]	11.47	0.19	0.06	0.25	(0.27)	(1.41)	(1.68)	10.04	2.05%	[b]	102	0.51%	[a]	0.49%	[a]	2.20%	[a]
Class R3
9/30/17	$9.49	$0.05	$1.31	$1.36	$(0.16)	$-	$(0.16)	$10.69	14.54%		$13,615	0.80%		0.77%		0.51%
9/30/16	9.07	0.10	0.67	0.77	(0.17)	(0.18)	(0.35)	9.49	8.73%		7,529	0.79%		0.74%		1.13%
9/30/15[i]	10.04	0.03	(0.62)	(0.59)	-	(0.38)	(0.38)	9.07	(5.96%	)[b]	3,758	0.78%	[a]	0.74%	[a]	0.40%	[a]
12/31/14[h]	11.47	0.17	0.06	0.23	(0.25)	(1.41)	(1.66)	10.04	1.86%	[b]	102	0.76%	[a]	0.74%	[a]	1.98%	[a]

	Year ended September 30		Period ended September 30, 2015[b]	Year ended December 31
	2017	2016		2014	2013	2012
Portfolio turnover rate	33%	62%	20%	28%	36%	49%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.

The accompanying notes are an integral part of the financial statements.

73

MassMutual RetireSMART Growth Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations				Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]		Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
9/30/17	$10.08	$0.01		$1.71	$1.72	$(0.18)	$-	$(0.18)	$11.62	17.35%		$7,411	0.22%		0.12%		0.06%
9/30/16	9.63	0.37		0.55	0.92	(0.18)	(0.29)	(0.47)	10.08	9.87%		129	0.24%		0.07%		3.78%
9/30/15[i]	10.79	0.03		(0.69)	(0.66)	-	(0.50)	(0.50)	9.63	(6.28%	)[b]	398	0.22%	[a]	0.07%	[a]	0.31%	[a]
12/31/14[h]	12.25	0.31		0.03	0.34	(0.30)	(1.50)	(1.80)	10.79	2.55%	[b]	309	0.16%	[a]	0.07%	[a]	3.45%	[a]
Class R5
9/30/17	$10.08	$0.09		$1.62	$1.71	$(0.17)	$-	$(0.17)	$11.62	17.23%		$6,432	0.33%		0.21%		0.83%
9/30/16	9.63	0.18		0.73	0.91	(0.17)	(0.29)	(0.46)	10.08	9.76%		4,662	0.34%		0.17%		1.83%
9/30/15[i]	10.80	0.01		(0.68)	(0.67)	-	(0.50)	(0.50)	9.63	(6.37%	)[b]	3,534	0.32%	[a]	0.17%	[a]	0.14%	[a]
12/31/14	12.12	0.20		0.26	0.46	(0.28)	(1.50)	(1.78)	10.80	3.62%		5,507	0.25%		0.17%		1.60%
12/31/13	10.35	0.24		2.41	2.65	(0.31)	(0.57)	(0.88)	12.12	25.93%		4,132	0.25%		0.19%		2.04%
12/31/12	9.28	0.30		1.21	1.51	(0.15)	(0.29)	(0.44)	10.35	16.42%		1,698	0.23%		0.15%		2.97%
Service Class
9/30/17	$10.09	$0.10		$1.60	$1.70	$(0.16)	$-	$(0.16)	$11.63	17.09%		$1,604	0.43%		0.30%		0.90%
9/30/16	9.62	0.20		0.71	0.91	(0.15)	(0.29)	(0.44)	10.09	9.68%		1,657	0.44%		0.27%		2.11%
9/30/15[i]	10.80	0.01		(0.69)	(0.68)	-	(0.50)	(0.50)	9.62	(6.46%	)[b]	4,389	0.42%	[a]	0.27%	[a]	0.13%	[a]
12/31/14	12.12	0.23		0.23	0.46	(0.28)	(1.50)	(1.78)	10.80	3.57%		5,925	0.34%		0.26%		1.91%
12/31/13	10.36	0.36		2.28	2.64	(0.31)	(0.57)	(0.88)	12.12	25.82%		3,545	0.29%		0.23%		3.01%
12/31/12	9.28	0.14		1.38	1.52	(0.15)	(0.29)	(0.44)	10.36	16.46%		110	0.26%		0.18%		1.37%
Administrative Class
9/30/17	$10.07	$0.07		$1.63	$1.70	$(0.15)	$-	$(0.15)	$11.62	17.08%		$32,761	0.53%		0.40%		0.66%
9/30/16	9.62	0.16		0.73	0.89	(0.15)	(0.29)	(0.44)	10.07	9.49%		30,872	0.54%		0.37%		1.64%
9/30/15[i]	10.81	0.00	[d]	(0.69)	(0.69)	-	(0.50)	(0.50)	9.62	(6.55%	)[b]	39,361	0.52%	[a]	0.37%	[a]	0.04%	[a]
12/31/14	12.13	0.18		0.26	0.44	(0.26)	(1.50)	(1.76)	10.81	3.45%		40,211	0.43%		0.36%		1.48%
12/31/13	10.36	0.14		2.49	2.63	(0.29)	(0.57)	(0.86)	12.13	25.73%		35,398	0.37%		0.31%		1.19%
12/31/12	9.28	0.13		1.38	1.51	(0.14)	(0.29)	(0.43)	10.36	16.38%		26,623	0.33%		0.26%		1.27%
Class A
9/30/17	$10.05	$0.06		$1.60	$1.66	$(0.12)	$-	$(0.12)	$11.59	16.71%		$44,394	0.78%		0.65%		0.56%
9/30/16	9.59	0.12		0.75	0.87	(0.12)	(0.29)	(0.41)	10.05	9.33%		46,706	0.79%		0.62%		1.25%
9/30/15[i]	10.80	(0.02)		(0.69)	(0.71)	-	(0.50)	(0.50)	9.59	(6.74%	)[b]	50,015	0.77%	[a]	0.62%	[a]	(0.23%	)[a]
12/31/14	12.12	0.14		0.27	0.41	(0.23)	(1.50)	(1.73)	10.80	3.20%		60,183	0.68%		0.61%		1.18%
12/31/13	10.35	0.11		2.50	2.61	(0.27)	(0.57)	(0.84)	12.12	25.48%		61,092	0.62%		0.56%		0.94%
12/31/12	9.28	0.11		1.37	1.48	(0.12)	(0.29)	(0.41)	10.35	16.01%		47,226	0.59%		0.51%		1.09%
Class R4
9/30/17	$10.00	$0.04		$1.63	$1.67	$(0.16)	$-	$(0.16)	$11.51	16.89%		$15,136	0.68%		0.56%		0.37%
9/30/16	9.58	0.09		0.79	0.88	(0.17)	(0.29)	(0.46)	10.00	9.39%		6,786	0.69%		0.52%		0.98%
9/30/15[i]	10.78	0.05		(0.75)	(0.70)	-	(0.50)	(0.50)	9.58	(6.66%	)[b]	2,155	0.67%	[a]	0.52%	[a]	0.64%	[a]
12/31/14[h]	12.24	0.17		0.13	0.30	(0.26)	(1.50)	(1.76)	10.78	2.22%	[b]	102	0.61%	[a]	0.52%	[a]	1.82%	[a]
Class R3
9/30/17	$9.97	$0.02		$1.61	$1.63	$(0.13)	$-	$(0.13)	$11.47	16.53%		$7,927	0.93%		0.81%		0.19%
9/30/16	9.57	0.04		0.80	0.84	(0.15)	(0.29)	(0.44)	9.97	9.06%		4,573	0.94%		0.77%		0.44%
9/30/15[i]	10.78	0.03		(0.74)	(0.71)	-	(0.50)	(0.50)	9.57	(6.75%	)[b]	1,531	0.92%	[a]	0.77%	[a]	0.43%	[a]
12/31/14[h]	12.24	0.14		0.13	0.27	(0.23)	(1.50)	(1.73)	10.78	2.03%	[b]	102	0.86%	[a]	0.77%	[a]	1.57%	[a]

	Year ended September 30		Period ended September 30, 2015[b]	Year ended December 31
	2017	2016		2014	2013	2012
Portfolio turnover rate	39%	70%	26%	32%	36%	57%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.

The accompanying notes are an integral part of the financial statements.

74

MassMutual RetireSMART In Retirement Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders				Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],j	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/17	$11.13	$0.22	$0.47	$0.69	$(0.27)	$(0.27)	$11.55	6.43%	$2,603	0.26%	0.08%	1.95%
9/30/16	10.40	0.17	0.56	0.73	-	-	11.13	7.02%	2,467	0.27%	0.06%	1.53%
9/30/15[i]	11.02	0.01	(0.30)	(0.29)	(0.33)	(0.33)	10.40	(2.68%)[b]	598	0.26%[a]	0.06%[a]	0.07%[a]
12/31/14[h]	11.03	0.48	(0.21)	0.27	(0.28)	(0.28)	11.02	2.45%[b]	4,609	0.19%[a]	0.06%[a]	5.71%[a]
Class R5
9/30/17	$11.14	$0.17	$0.51	$0.68	$(0.26)	$(0.26)	$11.56	6.32%	$4,574	0.37%	0.18%	1.49%
9/30/16	10.42	0.08	0.64	0.72	-	-	11.14	6.91%	3,494	0.37%	0.16%	0.77%
9/30/15[i]	11.00	0.01	(0.30)	(0.29)	(0.29)	(0.29)	10.42	(2.68%)[b]	757	0.36%[a]	0.16%[a]	0.09%[a]
12/31/14[h]	11.03	0.57	(0.32)	0.25	(0.28)	(0.28)	11.00	2.27%[b]	953	0.29%[a]	0.16%[a]	6.82%[a]
Service Class
9/30/17	$11.15	$0.19	$0.48	$0.67	$(0.25)	$(0.25)	$11.57	6.20%	$14,194	0.47%	0.28%	1.67%
9/30/16	10.44	0.27	0.44	0.71	-	-	11.15	6.80%	15,440	0.47%	0.26%	2.51%
9/30/15[i]	11.01	0.00 [d]	(0.29)	(0.29)	(0.28)	(0.28)	10.44	(2.70%)[b]	19,899	0.46%[a]	0.26%[a]	0.00%[a,e]
12/31/14	10.88	0.20	0.20	0.40	(0.27)	(0.27)	11.01	3.63%	22,029	0.35%	0.26%	1.80%
12/31/13	10.45	0.20	0.52	0.72	(0.29)	(0.29)	10.88	6.93%	26,414	0.26%	0.25%	1.91%
12/31/12	9.84	0.26	0.67	0.93	(0.32)	(0.32)	10.45	9.64%	24,199	0.17%	0.17%[k]	2.55%
Administrative Class
9/30/17	$11.14	$0.18	$0.48	$0.66	$(0.24)	$(0.24)	$11.56	6.08%	$23,318	0.57%	0.38%	1.58%
9/30/16	10.44	0.22	0.48	0.70	-	-	11.14	6.70%	28,573	0.57%	0.36%	2.07%
9/30/15[i]	11.02	(0.01)	(0.30)	(0.31)	(0.27)	(0.27)	10.44	(2.86%)[b]	30,387	0.56%[a]	0.36%[a]	(0.09%)[a]
12/31/14	10.89	0.24	0.16	0.40	(0.27)	(0.27)	11.02	3.68%	33,673	0.46%	0.35%	2.13%
12/31/13	10.47	0.22	0.48	0.70	(0.28)	(0.28)	10.89	6.83%	17,286	0.32%	0.32%[k]	2.06%
12/31/12	9.85	0.17	0.76	0.93	(0.31)	(0.31)	10.47	9.53%	13,720	0.23%	0.23%[k]	1.63%
Class A
9/30/17	$11.05	$0.14	$0.49	$0.63	$(0.21)	$(0.21)	$11.47	5.88%	$20,529	0.82%	0.63%	1.27%
9/30/16	10.39	0.19	0.47	0.66	-	-	11.05	6.35%	20,906	0.82%	0.61%	1.74%
9/30/15[i]	10.95	(0.03)	(0.29)	(0.32)	(0.24)	(0.24)	10.39	(2.96%)[b]	20,228	0.81%[a]	0.61%[a]	(0.34%)[a]
12/31/14	10.81	0.19	0.17	0.36	(0.22)	(0.22)	10.95	3.34%	20,689	0.72%	0.63%	1.70%
12/31/13	10.38	0.15	0.52	0.67	(0.24)	(0.24)	10.81	6.52%	20,693	0.67%	0.67%[k]	1.44%
12/31/12	9.76	0.17	0.71	0.88	(0.26)	(0.26)	10.38	9.13%	24,982	0.58%	0.58%[k]	1.65%
Class R4
9/30/17	$10.98	$0.18	$0.46	$0.64	$(0.23)	$(0.23)	$11.39	5.99%	$4,906	0.71%	0.53%	1.68%
9/30/16	10.31	0.20	0.47	0.67	-	-	10.98	6.50%	6,233	0.72%	0.51%	1.91%
9/30/15[i]	10.90	(0.02)	(0.29)	(0.31)	(0.28)	(0.28)	10.31	(2.88%)[b]	4,325	0.71%[a]	0.51%[a]	(0.19%)[a]
12/31/14[h]	10.96	0.30	(0.08)	0.22	(0.28)	(0.28)	10.90	2.01%[b]	1,753	0.64%[a]	0.51%[a]	3.61%[a]
Class R3
9/30/17	$10.90	$0.13	$0.48	$0.61	$(0.21)	$(0.21)	$11.30	5.73%	$13,260	0.97%	0.78%	1.15%
9/30/16	10.26	0.16	0.48	0.64	-	-	10.90	6.24%	13,673	0.97%	0.76%	1.50%
9/30/15[i]	10.86	(0.04)	(0.29)	(0.33)	(0.27)	(0.27)	10.26	(3.07%)[b]	8,315	0.96%[a]	0.76%[a]	(0.47%)[a]
12/31/14	10.79	0.50	(0.15)	0.35	(0.28)	(0.28)	10.86	3.21%	5,099	0.89%	0.76%	4.60%
12/31/13	10.37	0.12	0.51	0.63	(0.21)	(0.21)	10.79	6.13%	111	0.97%	0.97%[k]	1.10%
12/31/12	9.76	0.15	0.71	0.86	(0.25)	(0.25)	10.37	8.89%	124	0.88%	0.88%[k]	1.45%

	Year ended September 30		Period ended September 30, 2015[b]	Year ended December 31
	2017	2016		2014	2013	2012
Portfolio turnover rate	47%	75%	37%	44%	41%	40%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
e	Amount is less than 0.005%.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
k	Amount waived had no impact on the ratio of expenses to average daily net assets.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.

The accompanying notes are an integral part of the financial statements.

75

MassMutual RetireSMART 2010 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders				Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],j	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/17	$11.76	$0.17	$0.70	$0.87	$(0.36)	$(0.36)	$12.27	7.71%	$900	0.32%	0.06%	1.45%
9/30/16	10.94	0.25	0.57	0.82	-	-	11.76	7.50%	564	0.28%	0.04%	2.24%
9/30/15[i]	11.74	0.01	(0.36)	(0.35)	(0.45)	(0.45)	10.94	(3.03%)[b]	607	0.23%[a]	0.04%[a]	0.07%[a]
12/31/14[h]	11.80	0.53	(0.23)	0.30	(0.36)	(0.36)	11.74	2.49%[b]	11,342	0.16%[a]	0.04%[a]	5.96%[a]
Class R5
9/30/17	$11.84	$0.15	$0.72	$0.87	$(0.35)	$(0.35)	$12.36	7.61%	$3,212	0.42%	0.16%	1.29%
9/30/16	11.02	0.21	0.61	0.82	-	-	11.84	7.44%	1,844	0.38%	0.14%	1.86%
9/30/15[i]	11.73	0.02	(0.38)	(0.36)	(0.35)	(0.35)	11.02	(3.15%)[b]	1,836	0.33%[a]	0.14%[a]	0.20%[a]
12/31/14[h]	11.80	1.82	(1.53)	0.29	(0.36)	(0.36)	11.73	2.40%[b]	1,553	0.26%[a]	0.14%[a]	20.54%[a]
Service Class
9/30/17	$11.86	$0.21	$0.66	$0.87	$(0.34)	$(0.34)	$12.39	7.56%	$16,178	0.52%	0.25%	1.81%
9/30/16	11.06	0.27	0.53	0.80	-	-	11.86	7.23%	24,677	0.48%	0.24%	2.35%
9/30/15[i]	11.75	0.01	(0.37)	(0.36)	(0.33)	(0.33)	11.06	(3.13%)[b]	28,488	0.43%[a]	0.24%[a]	0.06%[a]
12/31/14	11.63	0.15	0.30	0.45	(0.33)	(0.33)	11.75	3.84%	31,431	0.33%	0.24%	1.28%
12/31/13	10.80	0.22	0.89	1.11	(0.28)	(0.28)	11.63	10.46%	62,732	0.26%	0.25%	1.91%
12/31/12	9.96	0.27	0.84	1.11	(0.27)	(0.27)	10.80	11.19%	57,999	0.16%	0.16%[k]	2.54%
Administrative Class
9/30/17	$11.82	$0.18	$0.67	$0.85	$(0.33)	$(0.33)	$12.34	7.41%	$12,523	0.62%	0.36%	1.49%
9/30/16	11.03	0.26	0.53	0.79	-	-	11.82	7.16%	13,491	0.58%	0.34%	2.28%
9/30/15[i]	11.73	(0.00)[d]	(0.38)	(0.38)	(0.32)	(0.32)	11.03	(3.25%)[b]	18,408	0.53%[a]	0.34%[a]	(0.05%)[a]
12/31/14	11.64	0.28	0.16	0.44	(0.35)	(0.35)	11.73	3.71%	23,920	0.44%	0.34%	2.37%
12/31/13	10.80	0.22	0.88	1.10	(0.26)	(0.26)	11.64	10.36%	10,809	0.35%	0.34%	1.92%
12/31/12	9.94	0.10	1.00	1.10	(0.24)	(0.24)	10.80	11.10%	8,852	0.24%	0.24%[k]	0.92%
Class A
9/30/17	$11.72	$0.16	$0.65	$0.81	$(0.29)	$(0.29)	$12.24	7.16%	$15,853	0.87%	0.60%	1.36%
9/30/16	10.97	0.21	0.54	0.75	-	-	11.72	6.84%	21,177	0.83%	0.59%	1.85%
9/30/15[i]	11.66	(0.03)	(0.36)	(0.39)	(0.30)	(0.30)	10.97	(3.42%)[b]	24,300	0.78%[a]	0.59%[a]	(0.28%)[a]
12/31/14	11.55	0.18	0.22	0.40	(0.29)	(0.29)	11.66	3.43%	21,871	0.71%	0.62%	1.54%
12/31/13	10.72	0.15	0.91	1.06	(0.23)	(0.23)	11.55	9.99%	22,595	0.70%	0.69%	1.31%
12/31/12	9.88	0.16	0.89	1.05	(0.21)	(0.21)	10.72	10.74%	25,903	0.60%	0.60%[k]	1.53%
Class R4
9/30/17	$11.65	$0.14	$0.68	$0.82	$(0.31)	$(0.31)	$12.16	7.27%	$6,721	0.77%	0.51%	1.20%
9/30/16	10.89	0.24	0.52	0.76	-	-	11.65	6.98%	5,423	0.73%	0.49%	2.13%
9/30/15[i]	11.60	(0.01)	(0.37)	(0.38)	(0.33)	(0.33)	10.89	(3.34%)[b]	2,708	0.68%[a]	0.49%[a]	(0.15%)[a]
12/31/14[h]	11.70	0.30	(0.04)	0.26	(0.36)	(0.36)	11.60	2.17%[b]	1,925	0.61%[a]	0.49%[a]	3.38%[a]
Class R3
9/30/17	$11.52	$0.13	$0.64	$0.77	$(0.28)	$(0.28)	$12.01	6.92%	$10,323	1.02%	0.76%	1.09%
9/30/16	10.79	0.18	0.55	0.73	-	-	11.52	6.77%	10,105	0.98%	0.74%	1.66%
9/30/15[i]	11.50	(0.04)	(0.36)	(0.40)	(0.31)	(0.31)	10.79	(3.50%)[b]	8,999	0.93%[a]	0.74%[a]	(0.42%)[a]
12/31/14	11.47	0.33	0.04	0.37	(0.34)	(0.34)	11.50	3.20%	8,023	0.87%	0.75%	2.83%
12/31/13	10.63	0.11	0.90	1.01	(0.17)	(0.17)	11.47	9.65%	1,045	1.00%	0.99%	1.00%
12/31/12	9.82	0.13	0.89	1.02	(0.21)	(0.21)	10.63	10.47%	1,275	0.90%	0.90%[k]	1.23%

	Year ended September 30		Period ended September 30, 2015[b]	Year ended December 31
	2017	2016		2014	2013	2012
Portfolio turnover rate	46%	74%	39%	53%	47%	49%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
k	Amount waived had no impact on the ratio of expenses to average daily net assets.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.

The accompanying notes are an integral part of the financial statements.

76

MassMutual RetireSMART 2015 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],j	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
9/30/17	$11.47	$0.20	$0.75	$0.95	$(0.25)	$-	$(0.25)	$12.17	8.51%		$3,422	0.25%		0.08%		1.75%
9/30/16	10.94	0.23	0.61	0.84	(0.26)	(0.05)	(0.31)	11.47	7.83%		5,763	0.23%		0.06%		2.05%
9/30/15[i]	11.50	0.01	(0.39)	(0.38)	-	(0.18)	(0.18)	10.94	(3.31%	)[b]	3,874	0.29%	[a]	0.06%	[a]	0.16%	[a]
12/31/14[h]	11.81	0.54	(0.24)	0.30	(0.32)	(0.29)	(0.61)	11.50	2.48%	[b]	6,116	0.32%	[a]	0.06%	[a]	6.05%	[a]
Class R5
9/30/17	$11.46	$0.18	$0.77	$0.95	$(0.24)	$-	$(0.24)	$12.17	8.46%		$662	0.35%		0.18%		1.57%
9/30/16	10.93	0.31	0.52	0.83	(0.25)	(0.05)	(0.30)	11.46	7.72%		660	0.33%		0.16%		2.84%
9/30/15[i]	11.50	0.01	(0.40)	(0.39)	-	(0.18)	(0.18)	10.93	(3.39%	)[b]	1,583	0.39%	[a]	0.16%	[a]	0.17%	[a]
12/31/14[h]	11.81	1.24	(0.94)	0.30	(0.32)	(0.29)	(0.61)	11.50	2.48%	[b]	1,179	0.42%	[a]	0.16%	[a]	13.89%	[a]
Service Class
9/30/17	$11.46	$0.21	$0.72	$0.93	$(0.22)	$-	$(0.22)	$12.17	8.33%		$5,932	0.45%		0.28%		1.82%
9/30/16	10.93	0.25	0.57	0.82	(0.24)	(0.05)	(0.29)	11.46	7.64%		11,145	0.43%		0.26%		2.24%
9/30/15[i]	11.52	0.01	(0.42)	(0.41)	-	(0.18)	(0.18)	10.93	(3.56%	)[b]	9,799	0.49%	[a]	0.26%	[a]	0.07%	[a]
12/31/14	11.64	0.18	0.28	0.46	(0.29)	(0.29)	(0.58)	11.52	3.92%		8,470	0.52%		0.25%		1.52%
12/31/13	11.02	0.25	1.27	1.52	(0.34)	(0.56)	(0.90)	11.64	13.87%		10,699	0.70%		0.18%		2.08%
12/31/12	10.25	0.37	0.95	1.32	(0.24)	(0.31)	(0.55)	11.02	12.94%		5,926	1.70%		0.10%		3.36%
Administrative Class
9/30/17	$11.42	$0.15	$0.77	$0.92	$(0.22)	$-	$(0.22)	$12.12	8.23%		$14,256	0.55%		0.38%		1.33%
9/30/16	10.90	0.22	0.58	0.80	(0.23)	(0.05)	(0.28)	11.42	7.51%		14,837	0.53%		0.36%		1.96%
9/30/15[i]	11.49	(0.01)	(0.40)	(0.41)	-	(0.18)	(0.18)	10.90	(3.57%	)[b]	10,451	0.59%	[a]	0.36%	[a]	(0.06%	)[a]
12/31/14	11.64	0.43	0.01	0.44	(0.30)	(0.29)	(0.59)	11.49	3.73%		11,084	0.62%		0.36%		3.56%
12/31/13	11.02	0.29	1.22	1.51	(0.33)	(0.56)	(0.89)	11.64	13.84%		261	0.79%		0.24%		2.48%
12/31/12	10.25	0.17	1.15	1.32	(0.24)	(0.31)	(0.55)	11.02	12.86%		123	1.77%		0.15%		1.52%
Class A
9/30/17	$11.33	$0.16	$0.73	$0.89	$(0.19)	$-	$(0.19)	$12.03	8.05%		$12,871	0.80%		0.63%		1.39%
9/30/16	10.80	0.20	0.57	0.77	(0.19)	(0.05)	(0.24)	11.33	7.22%		17,424	0.78%		0.61%		1.86%
9/30/15[i]	11.41	(0.02)	(0.41)	(0.43)	-	(0.18)	(0.18)	10.80	(3.77%	)[b]	18,792	0.84%	[a]	0.61%	[a]	(0.28%	)[a]
12/31/14	11.56	0.21	0.20	0.41	(0.27)	(0.29)	(0.56)	11.41	3.45%		10,113	0.89%		0.61%		1.82%
12/31/13	10.97	0.37	1.10	1.47	(0.32)	(0.56)	(0.88)	11.56	13.48%		5,884	1.14%		0.59%		3.17%
12/31/12	10.22	0.25	1.02	1.27	(0.21)	(0.31)	(0.52)	10.97	12.46%		1,066	2.14%		0.50%		2.24%
Class R4
9/30/17	$11.29	$0.14	$0.75	$0.89	$(0.20)	$-	$(0.20)	$11.98	8.06%		$18,946	0.70%		0.53%		1.24%
9/30/16	10.79	0.21	0.57	0.78	(0.23)	(0.05)	(0.28)	11.29	7.34%		23,450	0.68%		0.51%		1.94%
9/30/15[i]	11.39	(0.01)	(0.41)	(0.42)	-	(0.18)	(0.18)	10.79	(3.69%	)[b]	14,210	0.74%	[a]	0.51%	[a]	(0.17%	)[a]
12/31/14[h]	11.71	0.30	(0.04)	0.26	(0.29)	(0.29)	(0.58)	11.39	2.17%	[b]	11,207	0.77%	[a]	0.51%	[a]	3.41%	[a]
Class R3
9/30/17	$11.26	$0.12	$0.75	$0.87	$(0.17)	$-	$(0.17)	$11.96	7.86%		$26,313	0.95%		0.78%		1.07%
9/30/16	10.77	0.15	0.60	0.75	(0.21)	(0.05)	(0.26)	11.26	7.07%		33,196	0.93%		0.76%		1.42%
9/30/15[i]	11.39	(0.03)	(0.41)	(0.44)	-	(0.18)	(0.18)	10.77	(3.87%	)[b]	21,211	0.99%	[a]	0.76%	[a]	(0.37%	)[a]
12/31/14[h]	11.71	0.28	(0.04)	0.24	(0.27)	(0.29)	(0.56)	11.39	2.03%	[b]	11,676	1.02%	[a]	0.76%	[a]	3.15%	[a]

	Year ended September 30		Period ended September 30, 2015[b]	Year ended December 31
	2017	2016		2014	2013	2012
Portfolio turnover rate	42%	76%	44%	41%	67%	82%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.

The accompanying notes are an integral part of the financial statements.

77

MassMutual RetireSMART 2020 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],j	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Tax return of capital	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/17	$12.01	$0.16	$1.11	$1.27	$(0.24)	$-	$(0.03)	$(0.27)	$13.01	10.85%	$20,595	0.06%	0.05%	1.30%
9/30/16	11.48	0.23	0.73	0.96	(0.26)	(0.17)	-	(0.43)	12.01	8.58%	11,261	0.05%	0.04%	2.02%
9/30/15[i]	12.34	0.01	(0.54)	(0.53)	(0.33)	-	-	(0.33)	11.48	(4.32%)[b]	8,593	0.05%[a]	0.04%[a]	0.09%[a]
12/31/14[h]	12.33	0.53	(0.21)	0.32	(0.31)	-	-	(0.31)	12.34	2.58%[b]	46,447	0.05%[a]	0.04%[a]	5.68%[a]
Class R5
9/30/17	$12.00	$0.15	$1.10	$1.25	$(0.23)	$-	$(0.03)	$(0.26)	$12.99	10.66%	$26,146	0.16%	0.15%	1.22%
9/30/16	11.47	0.13	0.82	0.95	(0.25)	(0.17)	-	(0.42)	12.00	8.49%	18,944	0.15%	0.14%	1.15%
9/30/15[i]	12.33	0.03	(0.56)	(0.53)	(0.33)	-	-	(0.33)	11.47	(4.35%)[b]	7,984	0.15%[a]	0.14%[a]	0.32%[a]
12/31/14[h]	12.33	0.97	(0.66)	0.31	(0.31)	-	-	(0.31)	12.33	2.49%[b]	4,649	0.15%[a]	0.14%[a]	10.47%[a]
Service Class
9/30/17	$12.02	$0.18	$1.08	$1.26	$(0.22)	$-	$(0.03)	$(0.25)	$13.03	10.66%	$117,952	0.26%	0.25%	1.44%
9/30/16	11.49	0.25	0.68	0.93	(0.23)	(0.17)	-	(0.40)	12.02	8.33%	156,529	0.25%	0.24%	2.19%
9/30/15[i]	12.34	0.01	(0.56)	(0.55)	(0.30)	-	-	(0.30)	11.49	(4.48%)[b]	168,632	0.25%[a]	0.24%[a]	0.12%[a]
12/31/14	12.16	0.20	0.27	0.47	(0.29)	-	-	(0.29)	12.34	3.84%	189,123	0.24%	0.24%[k]	1.61%
12/31/13	10.55	0.21	1.62	1.83	(0.22)	-	-	(0.22)	12.16	17.50%	231,681	0.23%	0.23%[k]	1.80%
12/31/12	9.43	0.23	1.10	1.33	(0.21)	-	-	(0.21)	10.55	14.14%	178,323	0.13%	0.12%	2.23%
Administrative Class
9/30/17	$11.99	$0.16	$1.07	$1.23	$(0.20)	$-	$(0.03)	$(0.23)	$12.99	10.50%	$103,799	0.36%	0.35%	1.28%
9/30/16	11.47	0.22	0.69	0.91	(0.22)	(0.17)	-	(0.39)	11.99	8.15%	122,809	0.35%	0.34%	1.95%
9/30/15[i]	12.32	0.00 [d]	(0.55)	(0.55)	(0.30)	-	-	(0.30)	11.47	(4.51%)[b]	131,451	0.35%[a]	0.34%[a]	0.03%[a]
12/31/14	12.17	0.27	0.18	0.45	(0.30)	-	-	(0.30)	12.32	3.69%	142,437	0.34%	0.34%[k]	2.19%
12/31/13	10.55	0.22	1.60	1.82	(0.20)	-	-	(0.20)	12.17	17.47%	42,621	0.32%	0.32%[k]	1.89%
12/31/12	9.41	0.11	1.21	1.32	(0.18)	-	-	(0.18)	10.55	14.09%	27,380	0.21%	0.20%	1.05%
Class A
9/30/17	$11.91	$0.14	$1.06	$1.20	$(0.18)	$-	$(0.02)	$(0.20)	$12.91	10.27%	$67,000	0.61%	0.60%	1.17%
9/30/16	11.39	0.20	0.68	0.88	(0.19)	(0.17)	-	(0.36)	11.91	7.90%	88,095	0.60%	0.59%	1.72%
9/30/15[i]	12.22	(0.02)	(0.54)	(0.56)	(0.27)	-	-	(0.27)	11.39	(4.64%)[b]	95,333	0.60%[a]	0.59%[a]	(0.23%)[a]
12/31/14	12.05	0.17	0.24	0.41	(0.24)	-	-	(0.24)	12.22	3.41%	87,478	0.61%	0.61%[k]	1.37%
12/31/13	10.45	0.13	1.64	1.77	(0.17)	-	-	(0.17)	12.05	17.08%	92,034	0.67%	0.67%[k]	1.17%
12/31/12	9.34	0.14	1.13	1.27	(0.16)	-	-	(0.16)	10.45	13.66%	89,321	0.56%	0.56%[k]	1.42%
Class R4
9/30/17	$11.78	$0.13	$1.07	$1.20	$(0.20)	$-	$(0.02)	$(0.22)	$12.76	10.41%	$60,476	0.51%	0.50%	1.07%
9/30/16	11.30	0.19	0.68	0.87	(0.22)	(0.17)	-	(0.39)	11.78	7.96%	58,346	0.50%	0.49%	1.65%
9/30/15[i]	12.16	(0.01)	(0.53)	(0.54)	(0.32)	-	-	(0.32)	11.30	(4.53%)[b]	28,251	0.50%[a]	0.49%[a]	(0.07%)[a]
12/31/14[h]	12.20	0.33	(0.06)	0.27	(0.31)	-	-	(0.31)	12.16	2.19%[b]	17,613	0.50%[a]	0.49%[a]	3.51%[a]
Class R3
9/30/17	$11.61	$0.10	$1.04	$1.14	$(0.17)	$-	$(0.02)	$(0.19)	$12.56	10.01%	$84,681	0.76%	0.75%	0.84%
9/30/16	11.12	0.15	0.70	0.85	(0.19)	(0.17)	-	(0.36)	11.61	7.87%	88,411	0.75%	0.74%	1.33%
9/30/15[i]	11.99	(0.03)	(0.54)	(0.57)	(0.30)	-	-	(0.30)	11.12	(4.75%)[b]	61,026	0.75%[a]	0.74%[a]	(0.34%)[a]
12/31/14	11.90	0.37	0.02	0.39	(0.30)	-	-	(0.30)	11.99	3.27%	49,284	0.75%	0.75%[k]	3.07%
12/31/13	10.32	0.09	1.62	1.71	(0.13)	-	-	(0.13)	11.90	16.66%	2,938	0.97%	0.97%[k]	0.83%
12/31/12	9.26	0.13	1.10	1.23	(0.17)	-	-	(0.17)	10.32	13.31%	3,188	0.86%	0.86%[k]	1.29%

	Year ended September 30		Period ended September 30, 2015[b]	Year ended December 31
	2017	2016		2014	2013	2012
Portfolio turnover rate	33%	69%	31%	33%	45%	54%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
k	Amount waived had no impact on the ratio of expenses to average daily net assets.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.

The accompanying notes are an integral part of the financial statements.

78

MassMutual RetireSMART 2025 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],j	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
9/30/17	$12.07	$0.15	$1.39	$1.54	$(0.26)	$(0.06)	$(0.32)	$13.29	13.03%		$23,079	0.10%		0.04%		1.22%
9/30/16	11.37	0.22	0.80	1.02	(0.24)	(0.08)	(0.32)	12.07	9.13%		14,968	0.12%		0.01%		1.88%
9/30/15[i]	12.18	0.02	(0.61)	(0.59)	-	(0.22)	(0.22)	11.37	(4.86%	)[b]	7,212	0.16%	[a]	0.01%	[a]	0.22%	[a]
12/31/14[h]	12.52	0.53	(0.21)	0.32	(0.34)	(0.32)	(0.66)	12.18	2.46%	[b]	14,248	0.21%	[a]	0.01%	[a]	5.58%	[a]
Class R5
9/30/17	$12.05	$0.21	$1.32	$1.53	$(0.23)	$(0.06)	$(0.29)	$13.29	12.97%		$355	0.20%		0.14%		1.66%
9/30/16	11.35	0.38	0.63	1.01	(0.23)	(0.08)	(0.31)	12.05	9.03%		638	0.22%		0.11%		3.36%
9/30/15[i]	12.17	0.03	(0.63)	(0.60)	-	(0.22)	(0.22)	11.35	(4.95%	)[b]	4,161	0.26%	[a]	0.11%	[a]	0.34%	[a]
12/31/14[h]	12.52	1.68	(1.37)	0.31	(0.34)	(0.32)	(0.66)	12.17	2.38%	[b]	4,359	0.31%	[a]	0.11%	[a]	17.75%	[a]
Service Class
9/30/17	$12.06	$0.16	$1.36	$1.52	$(0.23)	$(0.06)	$(0.29)	$13.29	12.86%		$21,854	0.30%		0.24%		1.31%
9/30/16	11.36	0.22	0.78	1.00	(0.22)	(0.08)	(0.30)	12.06	8.94%		28,337	0.32%		0.21%		1.91%
9/30/15[i]	12.19	0.03	(0.64)	(0.61)	-	(0.22)	(0.22)	11.36	(5.03%	)[b]	20,250	0.36%	[a]	0.21%	[a]	0.29%	[a]
12/31/14	12.36	0.18	0.28	0.46	(0.31)	(0.32)	(0.63)	12.19	3.64%		10,205	0.41%		0.21%		1.44%
12/31/13	10.96	0.32	1.90	2.22	(0.36)	(0.46)	(0.82)	12.36	20.38%		11,732	0.68%		0.20%		2.60%
12/31/12	9.97	0.27	1.22	1.49	(0.21)	(0.29)	(0.50)	10.96	15.02%		2,165	2.05%		0.10%		2.47%
Administrative Class
9/30/17	$12.03	$0.15	$1.35	$1.50	$(0.22)	$(0.06)	$(0.28)	$13.25	12.78%		$46,256	0.40%		0.34%		1.17%
9/30/16	11.33	0.21	0.78	0.99	(0.21)	(0.08)	(0.29)	12.03	8.85%		41,735	0.42%		0.31%		1.85%
9/30/15[i]	12.17	0.01	(0.63)	(0.62)	-	(0.22)	(0.22)	11.33	(5.12%	)[b]	29,905	0.46%	[a]	0.31%	[a]	0.13%	[a]
12/31/14	12.36	0.38	0.06	0.44	(0.31)	(0.32)	(0.63)	12.17	3.52%		26,413	0.51%		0.31%		2.98%
12/31/13	10.96	0.31	1.90	2.21	(0.35)	(0.46)	(0.81)	12.36	20.33%		778	0.77%		0.25%		2.50%
12/31/12	9.97	0.23	1.26	1.49	(0.21)	(0.29)	(0.50)	10.96	14.97%		198	2.13%		0.15%		2.08%
Class A
9/30/17	$11.92	$0.14	$1.32	$1.46	$(0.19)	$(0.06)	$(0.25)	$13.13	12.53%		$33,364	0.65%		0.59%		1.11%
9/30/16	11.23	0.18	0.76	0.94	(0.17)	(0.08)	(0.25)	11.92	8.50%		37,413	0.67%		0.56%		1.59%
9/30/15[i]	12.08	(0.01)	(0.62)	(0.63)	-	(0.22)	(0.22)	11.23	(5.24%	)[b]	33,389	0.71%	[a]	0.56%	[a]	(0.11%	)[a]
12/31/14	12.28	0.25	0.16	0.41	(0.29)	(0.32)	(0.61)	12.08	3.24%		16,826	0.78%		0.57%		2.00%
12/31/13	10.92	0.34	1.81	2.15	(0.33)	(0.46)	(0.79)	12.28	19.87%		6,827	1.12%		0.59%		2.81%
12/31/12	9.95	0.22	1.22	1.44	(0.18)	(0.29)	(0.47)	10.92	14.53%		1,604	2.49%		0.50%		2.04%
Class R4
9/30/17	$11.89	$0.12	$1.35	$1.47	$(0.21)	$(0.06)	$(0.27)	$13.09	12.59%		$60,658	0.55%		0.49%		0.99%
9/30/16	11.22	0.20	0.76	0.96	(0.21)	(0.08)	(0.29)	11.89	8.69%		49,731	0.57%		0.46%		1.76%
9/30/15[i]	12.07	(0.00)[d]	(0.63)	(0.63)	-	(0.22)	(0.22)	11.22	(5.24%	)[b]	21,377	0.61%	[a]	0.46%	[a]	(0.01%	)[a]
12/31/14[h]	12.43	0.35	(0.08)	0.27	(0.31)	(0.32)	(0.63)	12.07	2.10%	[b]	16,483	0.66%	[a]	0.46%	[a]	3.67%	[a]
Class R3
9/30/17	$11.85	$0.09	$1.34	$1.43	$(0.18)	$(0.06)	$(0.24)	$13.04	12.32%		$88,305	0.80%		0.74%		0.76%
9/30/16	11.20	0.14	0.78	0.92	(0.19)	(0.08)	(0.27)	11.85	8.30%		75,449	0.82%		0.71%		1.25%
9/30/15[i]	12.06	(0.01)	(0.63)	(0.64)	-	(0.22)	(0.22)	11.20	(5.33%	)[b]	41,950	0.86%	[a]	0.71%	[a]	(0.14%	)[a]
12/31/14[h]	12.43	0.33	(0.09)	0.24	(0.29)	(0.32)	(0.61)	12.06	1.90%	[b]	19,049	0.91%	[a]	0.71%	[a]	3.51%	[a]

	Year ended September 30		Period ended September 30, 2015[b]	Year ended December 31
	2017	2016		2014	2013	2012
Portfolio turnover rate	42%	69%	34%	35%	55%	55%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.

The accompanying notes are an integral part of the financial statements.

79

MassMutual RetireSMART 2030 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],j	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/17	$11.93	$0.15	$1.56	$1.71	$(0.26)	$-	$(0.26)	$13.38	14.60%	$17,732	0.05%	0.05%	1.23%
9/30/16	11.44	0.22	0.81	1.03	(0.24)	(0.30)	(0.54)	11.93	9.37%	9,404	0.05%	0.04%	1.93%
9/30/15[i]	12.51	0.01	(0.66)	(0.65)	-	(0.42)	(0.42)	11.44	(5.28%)[b]	6,087	0.05%[a]	0.04%[a]	0.10%[a]
12/31/14[h]	12.80	0.53	(0.22)	0.31	(0.57)	(0.03)	(0.60)	12.51	2.35%[b]	53,370	0.05%[a]	0.04%[a]	5.46%[a]
Class R5
9/30/17	$11.91	$0.14	$1.55	$1.69	$(0.25)	$-	$(0.25)	$13.35	14.44%	$35,101	0.15%	0.15%	1.11%
9/30/16	11.42	0.10	0.92	1.02	(0.23)	(0.30)	(0.53)	11.91	9.29%	23,121	0.15%	0.14%	0.93%
9/30/15[i]	12.50	0.04	(0.70)	(0.66)	-	(0.42)	(0.42)	11.42	(5.36%)[b]	7,510	0.15%[a]	0.14%[a]	0.46%[a]
12/31/14[h]	12.80	1.10	(0.81)	0.29	(0.56)	(0.03)	(0.59)	12.50	2.26%[b]	4,324	0.15%[a]	0.14%[a]	11.40%[a]
Service Class
9/30/17	$11.92	$0.16	$1.52	$1.68	$(0.23)	$-	$(0.23)	$13.37	14.36%	$144,766	0.25%	0.25%	1.28%
9/30/16	11.43	0.25	0.76	1.01	(0.22)	(0.30)	(0.52)	11.92	9.14%	159,589	0.25%	0.24%	2.18%
9/30/15[i]	12.52	0.02	(0.69)	(0.67)	-	(0.42)	(0.42)	11.43	(5.44%)[b]	173,384	0.25%[a]	0.24%[a]	0.23%[a]
12/31/14	12.64	0.20	0.25	0.45	(0.54)	(0.03)	(0.57)	12.52	3.51%	187,396	0.24%	0.24%[k]	1.59%
12/31/13	10.61	0.19	2.11	2.30	(0.27)	-	(0.27)	12.64	21.84%	209,824	0.23%	0.23%[k]	1.61%
12/31/12	9.34	0.21	1.23	1.44	(0.17)	-	(0.17)	10.61	15.55%	155,213	0.13%	0.12%	2.05%
Administrative Class
9/30/17	$11.91	$0.14	$1.52	$1.66	$(0.22)	$-	$(0.22)	$13.35	14.17%	$103,870	0.35%	0.35%	1.15%
9/30/16	11.41	0.22	0.79	1.01	(0.21)	(0.30)	(0.51)	11.91	9.13%	120,154	0.35%	0.34%	1.90%
9/30/15[i]	12.51	0.01	(0.69)	(0.68)	-	(0.42)	(0.42)	11.41	(5.52%)[b]	126,584	0.35%[a]	0.34%[a]	0.13%[a]
12/31/14	12.64	0.28	0.15	0.43	(0.53)	(0.03)	(0.56)	12.51	3.40%	133,982	0.34%	0.34%[k]	2.14%
12/31/13	10.60	0.20	2.09	2.29	(0.25)	-	(0.25)	12.64	21.77%	46,490	0.32%	0.32%[k]	1.70%
12/31/12	9.32	0.11	1.32	1.43	(0.15)	-	(0.15)	10.60	15.44%	29,056	0.21%	0.21%[k]	1.10%
Class A
9/30/17	$11.82	$0.12	$1.50	$1.62	$(0.19)	$-	$(0.19)	$13.25	13.92%	$68,917	0.60%	0.60%	1.01%
9/30/16	11.33	0.18	0.79	0.97	(0.18)	(0.30)	(0.48)	11.82	8.80%	82,599	0.60%	0.59%	1.60%
9/30/15[i]	12.45	(0.01)	(0.69)	(0.70)	-	(0.42)	(0.42)	11.33	(5.71%)[b]	83,067	0.60%[a]	0.59%[a]	(0.11%)[a]
12/31/14	12.57	0.16	0.24	0.40	(0.49)	(0.03)	(0.52)	12.45	3.12%	72,857	0.62%	0.61%	1.29%
12/31/13	10.51	0.12	2.10	2.22	(0.16)	-	(0.16)	12.57	21.31%	77,892	0.67%	0.67%[k]	1.06%
12/31/12	9.26	0.13	1.25	1.38	(0.13)	-	(0.13)	10.51	14.96%	71,053	0.56%	0.56%[k]	1.25%
Class R4
9/30/17	$11.76	$0.12	$1.51	$1.63	$(0.21)	$-	$(0.21)	$13.18	14.09%	$64,718	0.50%	0.50%	0.94%
9/30/16	11.30	0.17	0.80	0.97	(0.21)	(0.30)	(0.51)	11.76	8.90%	54,855	0.50%	0.49%	1.55%
9/30/15[i]	12.41	0.00 [d]	(0.69)	(0.69)	-	(0.42)	(0.42)	11.30	(5.65%)[b]	22,738	0.50%[a]	0.49%[a]	0.03%[a]
12/31/14[h]	12.72	0.32	(0.07)	0.25	(0.53)	(0.03)	(0.56)	12.41	1.96%[b]	18,075	0.50%[a]	0.49%[a]	3.26%[a]
Class R3
9/30/17	$11.61	$0.09	$1.48	$1.57	$(0.18)	$-	$(0.18)	$13.00	13.75%	$111,137	0.75%	0.75%	0.72%
9/30/16	11.16	0.14	0.79	0.93	(0.18)	(0.30)	(0.48)	11.61	8.59%	101,258	0.75%	0.74%	1.29%
9/30/15[i]	12.28	(0.02)	(0.68)	(0.70)	-	(0.42)	(0.42)	11.16	(5.79%)[b]	68,535	0.75%[a]	0.74%[a]	(0.24%)[a]
12/31/14	12.45	0.36	0.02	0.38	(0.52)	(0.03)	(0.55)	12.28	2.98%	57,469	0.76%	0.75%	2.81%
12/31/13	10.39	0.09	2.08	2.17	(0.11)	-	(0.11)	12.45	20.98%	3,573	0.97%	0.97%[k]	0.77%
12/31/12	9.19	0.10	1.24	1.34	(0.14)	-	(0.14)	10.39	14.64%	3,101	0.86%	0.86%[k]	0.98%

	Year ended September 30		Period ended September 30, 2015[b]	Year ended December 31
	2017	2016		2014	2013	2012
Portfolio turnover rate	35%	69%	34%	31%	43%	55%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
k	Amount waived had no impact on the ratio of expenses to average daily net assets.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.

The accompanying notes are an integral part of the financial statements.

80

MassMutual RetireSMART 2035 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],j	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
9/30/17	$12.26	$0.15	$1.69	$1.84	$(0.24)	$(0.09)	$(0.33)	$13.77	15.44%		$15,744	0.13%		0.09%		1.16%
9/30/16	11.49	0.20	0.89	1.09	(0.23)	(0.09)	(0.32)	12.26	9.62%		9,851	0.16%		0.05%		1.68%
9/30/15[i]	12.44	0.01	(0.70)	(0.69)	-	(0.26)	(0.26)	11.49	(5.58%	)[b]	4,474	0.21%	[a]	0.05%	[a]	0.14%	[a]
12/31/14[h]	12.89	0.51	(0.19)	0.32	(0.33)	(0.44)	(0.77)	12.44	2.37%	[b]	11,523	0.28%	[a]	0.05%	[a]	5.19%	[a]
Class R5
9/30/17	$12.24	$0.19	$1.63	$1.82	$(0.22)	$(0.09)	$(0.31)	$13.75	15.31%		$1,045	0.23%		0.18%		1.53%
9/30/16	11.48	0.30	0.77	1.07	(0.22)	(0.09)	(0.31)	12.24	9.43%		1,928	0.26%		0.15%		2.57%
9/30/15[i]	12.44	0.03	(0.73)	(0.70)	-	(0.26)	(0.26)	11.48	(5.65%	)[b]	3,459	0.31%	[a]	0.15%	[a]	0.35%	[a]
12/31/14[h]	12.89	1.15	(0.83)	0.32	(0.33)	(0.44)	(0.77)	12.44	2.36%	[b]	2,815	0.38%	[a]	0.15%	[a]	11.85%	[a]
Service Class
9/30/17	$12.36	$0.15	$1.68	$1.83	$(0.22)	$(0.09)	$(0.31)	$13.88	15.15%		$17,717	0.33%		0.29%		1.14%
9/30/16	11.59	0.21	0.86	1.07	(0.21)	(0.09)	(0.30)	12.36	9.35%		18,361	0.36%		0.25%		1.75%
9/30/15[i]	12.56	0.03	(0.74)	(0.71)	-	(0.26)	(0.26)	11.59	(5.68%	)[b]	13,635	0.41%	[a]	0.25%	[a]	0.27%	[a]
12/31/14	12.83	0.14	0.33	0.47	(0.30)	(0.44)	(0.74)	12.56	3.53%		7,127	0.48%		0.24%		1.09%
12/31/13	11.00	0.30	2.20	2.50	(0.34)	(0.33)	(0.67)	12.83	22.88%		9,582	0.79%		0.20%		2.42%
12/31/12	9.96	0.26	1.29	1.55	(0.19)	(0.32)	(0.51)	11.00	15.64%		2,042	2.42%		0.10%		2.41%
Administrative Class
9/30/17	$12.32	$0.12	$1.69	$1.81	$(0.21)	$(0.09)	$(0.30)	$13.83	15.04%		$30,323	0.43%		0.39%		0.97%
9/30/16	11.55	0.19	0.86	1.05	(0.19)	(0.09)	(0.28)	12.32	9.25%		27,200	0.46%		0.35%		1.64%
9/30/15[i]	12.53	0.01	(0.73)	(0.72)	-	(0.26)	(0.26)	11.55	(5.78%	)[b]	19,970	0.51%	[a]	0.35%	[a]	0.11%	[a]
12/31/14	12.83	0.39	0.06	0.45	(0.31)	(0.44)	(0.75)	12.53	3.38%		18,330	0.58%		0.35%		2.95%
12/31/13	11.00	0.32	2.18	2.50	(0.34)	(0.33)	(0.67)	12.83	22.85%		1,215	0.88%		0.26%		2.53%
12/31/12	9.96	0.19	1.35	1.54	(0.18)	(0.32)	(0.50)	11.00	15.58%		245	2.51%		0.15%		1.79%
Class A
9/30/17	$12.21	$0.11	$1.65	$1.76	$(0.18)	$(0.09)	$(0.27)	$13.70	14.73%		$26,817	0.68%		0.64%		0.88%
9/30/16	11.45	0.16	0.85	1.01	(0.16)	(0.09)	(0.25)	12.21	8.95%		31,291	0.71%		0.60%		1.41%
9/30/15[i]	12.45	(0.01)	(0.73)	(0.74)	-	(0.26)	(0.26)	11.45	(5.97%	)[b]	25,646	0.76%	[a]	0.60%	[a]	(0.11%	)[a]
12/31/14	12.75	0.21	0.20	0.41	(0.27)	(0.44)	(0.71)	12.45	3.13%		11,968	0.85%		0.61%		1.64%
12/31/13	10.96	0.30	2.14	2.44	(0.32)	(0.33)	(0.65)	12.75	22.38%		6,248	1.23%		0.59%		2.44%
12/31/12	9.94	0.21	1.29	1.50	(0.16)	(0.32)	(0.48)	10.96	15.18%		1,335	2.86%		0.50%		1.97%
Class R4
9/30/17	$12.18	$0.10	$1.67	$1.77	$(0.19)	$(0.09)	$(0.28)	$13.67	14.92%		$48,392	0.58%		0.54%		0.80%
9/30/16	11.45	0.19	0.83	1.02	(0.20)	(0.09)	(0.29)	12.18	9.04%		37,564	0.61%		0.50%		1.66%
9/30/15[i]	12.44	0.00 [d]	(0.73)	(0.73)	-	(0.26)	(0.26)	11.45	(5.90%	)[b]	14,047	0.66%	[a]	0.50%	[a]	0.03%	[a]
12/31/14[h]	12.89	0.32	(0.03)	0.29	(0.30)	(0.44)	(0.74)	12.44	2.15%	[b]	8,687	0.73%	[a]	0.50%	[a]	3.30%	[a]
Class R3
9/30/17	$12.15	$0.07	$1.66	$1.73	$(0.17)	$(0.09)	$(0.26)	$13.62	14.55%		$64,790	0.83%		0.79%		0.58%
9/30/16	11.41	0.13	0.87	1.00	(0.17)	(0.09)	(0.26)	12.15	8.85%		57,715	0.86%		0.75%		1.08%
9/30/15[i]	12.42	(0.02)	(0.73)	(0.75)	-	(0.26)	(0.26)	11.41	(6.07%	)[b]	30,900	0.91%	[a]	0.75%	[a]	(0.20%	)[a]
12/31/14[h]	12.89	0.28	(0.03)	0.25	(0.28)	(0.44)	(0.72)	12.42	1.86%	[b]	16,061	0.98%	[a]	0.75%	[a]	2.89%	[a]

	Year ended September 30		Period ended September 30, 2015[b]	Year ended December 31
	2017	2016		2014	2013	2012
Portfolio turnover rate	41%	69%	35%	31%	36%	52%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.

The accompanying notes are an integral part of the financial statements.

81

MassMutual RetireSMART 2040 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations				Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],j		Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/17	$11.65	$0.12		$1.69	$1.81	$(0.23)	$-	$(0.23)	$13.23	15.80%	$10,771	0.08%	0.07%	0.99%
9/30/16	11.24	0.19		0.84	1.03	(0.23)	(0.39)	(0.62)	11.65	9.52%	4,137	0.08%	0.04%	1.72%
9/30/15[i]	12.41	0.00	[d]	(0.69)	(0.69)	-	(0.48)	(0.48)	11.24	(5.70%)[b]	2,611	0.08%[a]	0.04%[a]	0.05%[a]
12/31/14[h]	12.96	0.51		(0.18)	0.33	(0.51)	(0.37)	(0.88)	12.41	2.49%[b]	45,481	0.07%[a]	0.04%[a]	5.19%[a]
Class R5
9/30/17	$11.65	$0.10		$1.69	$1.79	$(0.22)	$-	$(0.22)	$13.22	15.61%	$20,737	0.18%	0.17%	0.78%
9/30/16	11.23	0.08		0.95	1.03	(0.22)	(0.39)	(0.61)	11.65	9.53%	11,346	0.18%	0.14%	0.72%
9/30/15[i]	12.40	0.04		(0.73)	(0.69)	-	(0.48)	(0.48)	11.23	(5.71%)[b]	2,715	0.18%[a]	0.14%[a]	0.42%[a]
12/31/14[h]	12.96	0.97		(0.65)	0.32	(0.51)	(0.37)	(0.88)	12.40	2.39%[b]	1,772	0.17%[a]	0.14%[a]	9.89%[a]
Service Class
9/30/17	$11.66	$0.14		$1.63	$1.77	$(0.20)	$-	$(0.20)	$13.23	15.45%	$81,099	0.28%	0.27%	1.16%
9/30/16	11.24	0.23		0.78	1.01	(0.20)	(0.39)	(0.59)	11.66	9.37%	90,564	0.28%	0.24%	2.06%
9/30/15[i]	12.42	0.02		(0.72)	(0.70)	-	(0.48)	(0.48)	11.24	(5.78%)[b]	101,768	0.28%[a]	0.24%[a]	0.19%[a]
12/31/14	12.81	0.18		0.28	0.46	(0.48)	(0.37)	(0.85)	12.42	3.54%	115,397	0.26%	0.24%	1.38%
12/31/13	10.66	0.17		2.28	2.45	(0.30)	-	(0.30)	12.81	23.20%	139,155	0.24%	0.24%[k]	1.44%
12/31/12	9.35	0.19		1.27	1.46	(0.15)	-	(0.15)	10.66	15.69%	108,556	0.13%	0.13%[k]	1.91%
Administrative Class
9/30/17	$11.62	$0.12		$1.64	$1.76	$(0.19)	$-	$(0.19)	$13.19	15.39%	$73,514	0.38%	0.37%	0.98%
9/30/16	11.21	0.19		0.80	0.99	(0.19)	(0.39)	(0.58)	11.62	9.21%	83,838	0.38%	0.34%	1.74%
9/30/15[i]	12.40	0.01		(0.72)	(0.71)	-	(0.48)	(0.48)	11.21	(5.87%)[b]	85,749	0.38%[a]	0.34%[a]	0.11%[a]
12/31/14	12.80	0.26		0.19	0.45	(0.48)	(0.37)	(0.85)	12.40	3.44%	85,857	0.36%	0.34%	1.98%
12/31/13	10.65	0.20		2.24	2.44	(0.29)	-	(0.29)	12.80	23.07%	27,838	0.33%	0.33%[k]	1.67%
12/31/12	9.33	0.11		1.34	1.45	(0.13)	-	(0.13)	10.65	15.60%	14,301	0.21%	0.21%[k]	1.08%
Class A
9/30/17	$11.53	$0.11		$1.61	$1.72	$(0.16)	$-	$(0.16)	$13.09	15.16%	$41,159	0.63%	0.62%	0.88%
9/30/16	11.12	0.16		0.80	0.96	(0.16)	(0.39)	(0.55)	11.53	8.97%	50,466	0.63%	0.59%	1.44%
9/30/15[i]	12.33	(0.01)		(0.72)	(0.73)	-	(0.48)	(0.48)	11.12	(6.07%)[b]	48,822	0.63%[a]	0.59%[a]	(0.13%)[a]
12/31/14	12.72	0.15		0.26	0.41	(0.43)	(0.37)	(0.80)	12.33	3.15%	42,940	0.63%	0.61%	1.14%
12/31/13	10.55	0.11		2.26	2.37	(0.20)	-	(0.20)	12.72	22.60%	47,265	0.68%	0.68%[k]	0.91%
12/31/12	9.25	0.12		1.29	1.41	(0.11)	-	(0.11)	10.55	15.28%	45,264	0.57%	0.56%	1.17%
Class R4
9/30/17	$11.47	$0.10		$1.62	$1.72	$(0.18)	$-	$(0.18)	$13.01	15.23%	$41,195	0.53%	0.52%	0.79%
9/30/16	11.09	0.16		0.81	0.97	(0.20)	(0.39)	(0.59)	11.47	9.06%	36,572	0.53%	0.49%	1.45%
9/30/15[i]	12.28	0.00	[d]	(0.71)	(0.71)	-	(0.48)	(0.48)	11.09	(5.93%)[b]	16,356	0.53%[a]	0.49%[a]	0.02%[a]
12/31/14[h]	12.85	0.29		(0.01)	0.28	(0.48)	(0.37)	(0.85)	12.28	2.10%[b]	11,987	0.52%[a]	0.49%[a]	2.91%[a]
Class R3
9/30/17	$11.31	$0.06		$1.61	$1.67	$(0.16)	$-	$(0.16)	$12.82	14.95%	$59,300	0.78%	0.77%	0.51%
9/30/16	10.94	0.11		0.82	0.93	(0.17)	(0.39)	(0.56)	11.31	8.80%	50,774	0.78%	0.74%	1.01%
9/30/15[i]	12.15	(0.02)		(0.71)	(0.73)	-	(0.48)	(0.48)	10.94	(6.16%)[b]	26,610	0.78%[a]	0.74%[a]	(0.25%)[a]
12/31/14	12.60	0.33		0.05	0.38	(0.46)	(0.37)	(0.83)	12.15	2.95%	21,517	0.78%	0.76%	2.57%
12/31/13	10.44	0.09		2.21	2.30	(0.14)	-	(0.14)	12.60	22.20%	3,531	0.98%	0.98%[k]	0.74%
12/31/12	9.19	0.09		1.28	1.37	(0.12)	-	(0.12)	10.44	14.91%	2,816	0.87%	0.86%	0.91%

	Year ended September 30		Period ended September 30, 2015[b]	Year ended December 31
	2017	2016		2014	2013	2012
Portfolio turnover rate	37%	70%	35%	30%	45%	55%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
k	Amount waived had no impact on the ratio of expenses to average daily net assets.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.

The accompanying notes are an integral part of the financial statements.

82

MassMutual RetireSMART 2045 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],j	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
9/30/17	$12.32	$0.13	$1.80	$1.93	$(0.23)	$(0.14)	$(0.37)	$13.88	16.07%		$6,210	0.21%		0.06%		0.98%
9/30/16	11.53	0.18	0.93	1.11	(0.22)	(0.10)	(0.32)	12.32	9.79%		3,428	0.27%		0.02%		1.50%
9/30/15[i]	12.55	0.01	(0.73)	(0.72)	-	(0.30)	(0.30)	11.53	(5.85%	)[b]	1,399	0.37%	[a]	0.02%	[a]	0.09%	[a]
12/31/14[h]	12.98	0.47	(0.13)	0.34	(0.32)	(0.45)	(0.77)	12.55	2.57%	[b]	6,636	0.51%	[a]	0.02%	[a]	4.80%	[a]
Class R5
9/30/17	$12.31	$0.17	$1.74	$1.91	$(0.20)	$(0.14)	$(0.34)	$13.88	15.92%		$219	0.31%		0.15%		1.34%
9/30/16	11.52	0.34	0.76	1.10	(0.21)	(0.10)	(0.31)	12.31	9.68%		355	0.37%		0.12%		2.93%
9/30/15[i]	12.55	0.03	(0.76)	(0.73)	-	(0.30)	(0.30)	11.52	(5.93%	)[b]	1,637	0.47%	[a]	0.12%	[a]	0.32%	[a]
12/31/14[h]	12.98	1.17	(0.83)	0.34	(0.32)	(0.45)	(0.77)	12.55	2.56%	[b]	1,673	0.61%	[a]	0.12%	[a]	11.87%	[a]
Service Class
9/30/17	$12.31	$0.14	$1.75	$1.89	$(0.20)	$(0.14)	$(0.34)	$13.86	15.77%		$10,572	0.41%		0.25%		1.08%
9/30/16	11.52	0.22	0.87	1.09	(0.20)	(0.10)	(0.30)	12.31	9.60%		10,622	0.47%		0.22%		1.84%
9/30/15[i]	12.56	0.02	(0.76)	(0.74)	-	(0.30)	(0.30)	11.52	(6.00%	)[b]	8,282	0.57%	[a]	0.22%	[a]	0.26%	[a]
12/31/14	12.83	0.15	0.32	0.47	(0.29)	(0.45)	(0.74)	12.56	3.62%		5,342	0.72%		0.22%		1.17%
12/31/13	10.85	0.24	2.48	2.72	(0.32)	(0.42)	(0.74)	12.83	25.33%		5,499	1.28%		0.19%		1.92%
12/31/12	9.86	0.21	1.41	1.62	(0.16)	(0.47)	(0.63)	10.85	16.48%		1,408	3.75%		0.10%		1.95%
Administrative Class
9/30/17	$12.28	$0.11	$1.76	$1.87	$(0.19)	$(0.14)	$(0.33)	$13.82	15.64%		$16,509	0.51%		0.36%		0.86%
9/30/16	11.50	0.17	0.90	1.07	(0.19)	(0.10)	(0.29)	12.28	9.42%		12,831	0.57%		0.32%		1.47%
9/30/15[i]	12.54	0.01	(0.75)	(0.74)	-	(0.30)	(0.30)	11.50	(6.01%	)[b]	9,250	0.67%	[a]	0.32%	[a]	0.15%	[a]
12/31/14	12.83	0.36	0.10	0.46	(0.30)	(0.45)	(0.75)	12.54	3.52%		6,304	0.81%		0.32%		2.76%
12/31/13	10.85	0.23	2.49	2.72	(0.32)	(0.42)	(0.74)	12.83	25.29%		322	1.37%		0.24%		1.86%
12/31/12	9.87	0.15	1.45	1.60	(0.15)	(0.47)	(0.62)	10.85	16.30%		127	3.84%		0.15%		1.40%
Class A
9/30/17	$12.17	$0.10	$1.73	$1.83	$(0.16)	$(0.14)	$(0.30)	$13.70	15.43%		$16,011	0.76%		0.60%		0.82%
9/30/16	11.40	0.16	0.87	1.03	(0.16)	(0.10)	(0.26)	12.17	9.11%		17,430	0.82%		0.57%		1.35%
9/30/15[i]	12.46	(0.01)	(0.75)	(0.76)	-	(0.30)	(0.30)	11.40	(6.21%	)[b]	14,156	0.92%	[a]	0.57%	[a]	(0.11%	)[a]
12/31/14	12.75	0.21	0.21	0.42	(0.26)	(0.45)	(0.71)	12.46	3.28%		7,199	1.08%		0.58%		1.58%
12/31/13	10.81	0.22	2.44	2.66	(0.30)	(0.42)	(0.72)	12.75	24.79%		3,589	1.72%		0.59%		1.77%
12/31/12	9.84	0.18	1.39	1.57	(0.13)	(0.47)	(0.60)	10.81	16.02%		779	4.20%		0.50%		1.65%
Class R4
9/30/17	$12.13	$0.09	$1.75	$1.84	$(0.18)	$(0.14)	$(0.32)	$13.65	15.52%		$27,976	0.66%		0.51%		0.71%
9/30/16	11.38	0.17	0.87	1.04	(0.19)	(0.10)	(0.29)	12.13	9.27%		22,131	0.72%		0.47%		1.44%
9/30/15[i]	12.43	0.00 [d]	(0.75)	(0.75)	-	(0.30)	(0.30)	11.38	(6.15%	)[b]	9,264	0.82%	[a]	0.47%	[a]	0.04%	[a]
12/31/14[h]	12.88	0.30	(0.01)	0.29	(0.29)	(0.45)	(0.74)	12.43	2.22%	[b]	5,315	0.96%	[a]	0.47%	[a]	3.10%	[a]
Class R3
9/30/17	$12.10	$0.06	$1.74	$1.80	$(0.15)	$(0.14)	$(0.29)	$13.61	15.25%		$44,618	0.91%		0.76%		0.48%
9/30/16	11.36	0.12	0.88	1.00	(0.16)	(0.10)	(0.26)	12.10	8.96%		36,332	0.97%		0.72%		1.02%
9/30/15[i]	12.43	(0.02)	(0.75)	(0.77)	-	(0.30)	(0.30)	11.36	(6.31%	)[b]	17,369	1.07%	[a]	0.72%	[a]	(0.21%	)[a]
12/31/14[h]	12.88	0.29	(0.02)	0.27	(0.27)	(0.45)	(0.72)	12.43	2.10%	[b]	9,628	1.21%	[a]	0.72%	[a]	2.25%	[a]

	Year ended September 30		Period ended September 30, 2015[b]	Year ended December 31
	2017	2016		2014	2013	2012
Portfolio turnover rate	39%	68%	32%	26%	39%	68%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.

The accompanying notes are an integral part of the financial statements.

83

MassMutual RetireSMART 2050 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations				Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],j		Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
9/30/17	$8.52	$0.09		$1.33	$1.42	$(0.15)	$(0.02)	$(0.17)	$9.77	17.03%		$3,775	0.15%		0.06%		0.96%
9/30/16	8.08	0.13		0.64	0.77	(0.15)	(0.18)	(0.33)	8.52	9.82%		2,211	0.18%		0.02%		1.54%
9/30/15[i]	8.96	0.00	[d]	(0.53)	(0.53)	-	(0.35)	(0.35)	8.08	(6.07%	)[b]	1,123	0.20%	[a]	0.02%	[a]	0.03%	[a]
12/31/14[h]	9.90	0.36		(0.09)	0.27	(0.24)	(0.97)	(1.21)	8.96	2.57%	[b]	19,990	0.16%	[a]	0.02%	[a]	4.93%	[a]
Class R5
9/30/17	$8.51	$0.06		$1.35	$1.41	$(0.14)	$(0.02)	$(0.16)	$9.76	16.95%		$14,378	0.25%		0.16%		0.72%
9/30/16	8.07	0.04		0.73	0.77	(0.15)	(0.18)	(0.33)	8.51	9.73%		7,907	0.28%		0.12%		0.45%
9/30/15[i]	8.96	0.02		(0.56)	(0.54)	-	(0.35)	(0.35)	8.07	(6.19%	)[b]	974	0.30%	[a]	0.12%	[a]	0.33%	[a]
12/31/14[h]	9.90	0.60		(0.33)	0.27	(0.24)	(0.97)	(1.21)	8.96	2.56%	[b]	790	0.26%	[a]	0.12%	[a]	8.13%	[a]
Service Class
9/30/17	$8.51	$0.08		$1.32	$1.40	$(0.13)	$(0.02)	$(0.15)	$9.76	16.81%		$40,188	0.35%		0.26%		0.94%
9/30/16	8.07	0.15		0.61	0.76	(0.14)	(0.18)	(0.32)	8.51	9.60%		37,620	0.38%		0.22%		1.90%
9/30/15[i]	8.97	0.01		(0.56)	(0.55)	-	(0.35)	(0.35)	8.07	(6.30%	)[b]	37,899	0.40%	[a]	0.22%	[a]	0.21%	[a]
12/31/14	9.79	0.12		0.25	0.37	(0.22)	(0.97)	(1.19)	8.97	3.59%		38,141	0.34%		0.22%		1.19%
12/31/13	8.48	0.14		1.99	2.13	(0.25)	(0.57)	(0.82)	9.79	25.48%		49,996	0.32%		0.18%		1.49%
12/31/12	7.71	0.16		1.08	1.24	(0.13)	(0.34)	(0.47)	8.48	16.22%		29,840	0.26%		0.10%		1.87%
Administrative Class
9/30/17	$8.51	$0.07		$1.32	$1.39	$(0.13)	$(0.02)	$(0.15)	$9.75	16.60%		$37,139	0.45%		0.36%		0.76%
9/30/16	8.06	0.13		0.63	0.76	(0.13)	(0.18)	(0.31)	8.51	9.64%		33,053	0.48%		0.32%		1.55%
9/30/15[i]	8.97	0.01		(0.57)	(0.56)	-	(0.35)	(0.35)	8.06	(6.41%	)[b]	27,378	0.50%	[a]	0.32%	[a]	0.13%	[a]
12/31/14	9.80	0.18		0.18	0.36	(0.22)	(0.97)	(1.19)	8.97	3.49%		23,872	0.45%		0.31%		1.81%
12/31/13	8.49	0.16		1.97	2.13	(0.25)	(0.57)	(0.82)	9.80	25.42%		9,648	0.41%		0.24%		1.64%
12/31/12	7.71	0.08		1.17	1.25	(0.13)	(0.34)	(0.47)	8.49	16.27%		3,994	0.34%		0.15%		0.93%
Class A
9/30/17	$8.44	$0.06		$1.31	$1.37	$(0.11)	$(0.02)	$(0.13)	$9.68	16.48%		$19,612	0.70%		0.61%		0.62%
9/30/16	8.01	0.10		0.62	0.72	(0.11)	(0.18)	(0.29)	8.44	9.18%		20,244	0.73%		0.57%		1.29%
9/30/15[i]	8.92	(0.01)		(0.55)	(0.56)	-	(0.35)	(0.35)	8.01	(6.44%	)[b]	16,516	0.75%	[a]	0.57%	[a]	(0.12%	)[a]
12/31/14	9.75	0.12		0.20	0.32	(0.18)	(0.97)	(1.15)	8.92	3.18%		12,039	0.71%		0.58%		1.25%
12/31/13	8.45	0.08		2.00	2.08	(0.21)	(0.57)	(0.78)	9.75	24.92%		9,721	0.76%		0.58%		0.80%
12/31/12	7.68	0.10		1.11	1.21	(0.10)	(0.34)	(0.44)	8.45	15.74%		8,644	0.70%		0.50%		1.23%
Class R4
9/30/17	$8.42	$0.06		$1.31	$1.37	$(0.12)	$(0.02)	$(0.14)	$9.65	16.52%		$20,958	0.60%		0.51%		0.70%
9/30/16	8.00	0.10		0.63	0.73	(0.13)	(0.18)	(0.31)	8.42	9.32%		19,931	0.63%		0.47%		1.30%
9/30/15[i]	8.91	0.00	[d]	(0.56)	(0.56)	-	(0.35)	(0.35)	8.00	(6.45%	)[b]	9,533	0.65%	[a]	0.47%	[a]	0.02%	[a]
12/31/14[h]	9.85	0.19		0.05	0.24	(0.21)	(0.97)	(1.18)	8.91	2.35%	[b]	7,133	0.61%	[a]	0.47%	[a]	2.57%	[a]
Class R3
9/30/17	$8.36	$0.03		$1.30	$1.33	$(0.10)	$(0.02)	$(0.12)	$9.57	16.20%		$35,264	0.85%		0.76%		0.38%
9/30/16	7.94	0.07		0.64	0.71	(0.11)	(0.18)	(0.29)	8.36	9.12%		28,523	0.88%		0.72%		0.91%
9/30/15[i]	8.87	(0.02)		(0.56)	(0.58)	-	(0.35)	(0.35)	7.94	(6.71%	)[b]	14,173	0.90%	[a]	0.72%	[a]	(0.26%	)[a]
12/31/14	9.73	0.22		0.09	0.31	(0.20)	(0.97)	(1.17)	8.87	3.03%		11,800	0.88%		0.74%		2.24%
12/31/13	8.44	0.07		1.98	2.05	(0.19)	(0.57)	(0.76)	9.73	24.60%		2,487	1.06%		0.88%		0.71%
12/31/12	7.68	0.08		1.10	1.18	(0.08)	(0.34)	(0.42)	8.44	15.47%		1,767	1.00%		0.80%		0.93%

	Year ended September 30		Period ended September 30, 2015[b]	Year ended December 31
	2017	2016		2014	2013	2012
Portfolio turnover rate	43%	68%	47%	37%	45%	87%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.

The accompanying notes are an integral part of the financial statements.

84

MassMutual RetireSMART 2055 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000)’s	Ratio of expenses to average daily net assets before expense waivers[w]		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
9/30/17	$10.30	$0.10	$1.62	$1.72	$(0.17)	$(0.14)	$(0.31)	$11.71	17.23%		$2,188	0.65%		0.04%		0.93%
9/30/16	9.59	0.17	0.77	0.94	(0.17)	(0.06)	(0.23)	10.30	9.92%		952	1.16%		0.00%	[a]	1.69%
9/30/15[i]	10.38	0.04	(0.67)	(0.63)	-	(0.16)	(0.16)	9.59	(6.11%	)[b]	466	2.58%	[a]	0.00%	[a]	0.54%	[a]
12/31/14[h]	10.62	0.19	0.09	0.28	(0.28)	(0.24)	(0.52)	10.38	2.60%	[b]	103	4.83%	[a]	0.00%	[a]	2.34%	[a]
Class R5
9/30/17	$10.29	$0.13	$1.59	$1.72	$(0.16)	$(0.14)	$(0.30)	$11.71	17.14%		$139	0.77%		0.13%		1.19%
9/30/16	9.60	0.24	0.68	0.92	(0.17)	(0.06)	(0.23)	10.29	9.69%		174	1.26%		0.10%		2.48%
9/30/15[i]	10.40	0.03	(0.67)	(0.64)	-	(0.16)	(0.16)	9.60	(6.20%	)[b]	357	2.68%	[a]	0.10%	[a]	0.40%	[a]
12/31/14[h]	10.62	0.38	(0.10)	0.28	(0.26)	(0.24)	(0.50)	10.40	2.54%	[b]	268	4.93%	[a]	0.10%	[a]	4.65%	[a]
Service Class
9/30/17	$10.32	$0.10	$1.60	$1.70	$(0.16)	$(0.14)	$(0.30)	$11.72	16.92%		$4,159	0.86%		0.23%		0.88%
9/30/16	9.62	0.15	0.77	0.92	(0.16)	(0.06)	(0.22)	10.32	9.69%		2,737	1.36%		0.20%		1.54%
9/30/15[i]	10.43	0.02	(0.67)	(0.65)	-	(0.16)	(0.16)	9.62	(6.28%	)[b]	1,442	2.78%	[a]	0.20%	[a]	0.27%	[a]
12/31/14	10.50	0.20	0.20	0.40	(0.23)	(0.24)	(0.47)	10.43	3.71%		1,069	4.78%		0.21%		1.89%
12/31/13[g]	10.00	0.12	0.64	0.76	(0.25)	(0.01)	(0.26)	10.50	7.56%	[b]	753	13.64%	[a]	0.23%	[a]	4.00%	[a]
Administrative Class
9/30/17	$10.28	$0.08	$1.60	$1.68	$(0.15)	$(0.14)	$(0.29)	$11.67	16.83%		$5,022	0.95%		0.34%		0.71%
9/30/16	9.58	0.14	0.77	0.91	(0.15)	(0.06)	(0.21)	10.28	9.64%		2,512	1.46%		0.30%		1.43%
9/30/15[i]	10.40	0.02	(0.68)	(0.66)	-	(0.16)	(0.16)	9.58	(6.39%	)[b]	1,281	2.88%	[a]	0.30%	[a]	0.19%	[a]
12/31/14	10.50	0.32	0.06	0.38	(0.24)	(0.24)	(0.48)	10.40	3.52%		774	5.04%		0.30%		2.99%
12/31/13[g]	10.00	0.12	0.64	0.76	(0.25)	(0.01)	(0.26)	10.50	7.58%	[b]	108	13.74%	[a]	0.28%	[a]	3.95%	[a]
Class A
9/30/17	$10.25	$0.08	$1.58	$1.66	$(0.13)	$(0.14)	$(0.27)	$11.64	16.58%		$4,975	1.22%		0.58%		0.77%
9/30/16	9.56	0.13	0.75	0.88	(0.13)	(0.06)	(0.19)	10.25	9.32%		4,294	1.71%		0.55%		1.36%
9/30/15[i]	10.39	(0.00)[d]	(0.67)	(0.67)	-	(0.16)	(0.16)	9.56	(6.49%	)[b]	3,109	3.13%	[a]	0.55%	[a]	(0.01%	)[a]
12/31/14	10.50	0.27	0.08	0.35	(0.22)	(0.24)	(0.46)	10.39	3.24%		638	5.26%		0.56%		2.52%
12/31/13[g]	10.00	0.11	0.64	0.75	(0.24)	(0.01)	(0.25)	10.50	7.47%	[b]	108	14.09%	[a]	0.63%	[a]	3.60%	[a]
Class R4
9/30/17	$10.24	$0.06	$1.60	$1.66	$(0.14)	$(0.14)	$(0.28)	$11.62	16.66%		$7,998	1.10%		0.49%		0.54%
9/30/16	9.55	0.13	0.77	0.90	(0.15)	(0.06)	(0.21)	10.24	9.50%		4,650	1.61%		0.45%		1.34%
9/30/15[i]	10.38	0.00 [d]	(0.67)	(0.67)	-	(0.16)	(0.16)	9.55	(6.50%	)[b]	894	3.03%	[a]	0.45%	[a]	0.05%	[a]
12/31/14[h]	10.61	0.29	(0.04)	0.25	(0.24)	(0.24)	(0.48)	10.38	2.28%	[b]	720	5.28%	[a]	0.45%	[a]	3.59%	[a]
Class R3
9/30/17	$10.20	$0.04	$1.59	$1.63	$(0.12)	$(0.14)	$(0.26)	$11.57	16.41%		$16,657	1.36%		0.73%		0.41%
9/30/16	9.53	0.08	0.78	0.86	(0.13)	(0.06)	(0.19)	10.20	9.14%		12,090	1.86%		0.70%		0.82%
9/30/15[i]	10.37	(0.01)	(0.67)	(0.68)	-	(0.16)	(0.16)	9.53	(6.60%	)[b]	3,842	3.28%	[a]	0.70%	[a]	(0.16%	)[a]
12/31/14[h]	10.61	0.25	(0.02)	0.23	(0.23)	(0.24)	(0.47)	10.37	2.10%	[b]	1,302	5.53%	[a]	0.70%	[a]	3.12%	[a]

	Year ended September 30		Period ended September 30, 2015[b]	Year ended September 30, 2014	Period ended December 31, 2013[b]
	2017	2016
Portfolio turnover rate	47%	74%	32%	26%	4%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
g	For the period September 17, 2013 (commencement of operations) through December 31, 2013.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.

The accompanying notes are an integral part of the financial statements.

85

MassMutual RetireSMART 2060 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders							Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
9/30/17	$10.17	$0.12	$1.54	$1.66	$(0.18)	$(0.25)	$(0.43)	$11.40	17.02%		$11,238	2.19%	[a]	0.04%		1.13%
9/30/16[g]	10.00	0.18	0.14	0.32	(0.15)	-	(0.15)	10.17	3.28%	[b]	9,709	2.66%	[a]	0.00%	[a]	2.18%	[a]
Class R5
9/30/17	$10.16	$0.10	$1.55	$1.65	$(0.17)	$(0.25)	$(0.42)	$11.39	16.92%		$143	2.27%		0.14%		0.92%
9/30/16[g]	10.00	0.17	0.14	0.31	(0.15)	-	(0.15)	10.16	3.17%	[b]	103	2.76%	[a]	0.10%	[a]	2.08%	[a]
Service Class
9/30/17	$10.16	$0.08	$1.56	$1.64	$(0.17)	$(0.25)	$(0.42)	$11.38	16.76%		$275	2.36%		0.24%		0.77%
9/30/16[g]	10.00	0.16	0.15	0.31	(0.15)	-	(0.15)	10.16	3.16%	[b]	114	2.86%	[a]	0.20%	[a]	1.97%	[a]
Administrative Class
9/30/17	$10.15	$0.04	$1.59	$1.63	$(0.17)	$(0.25)	$(0.42)	$11.36	16.67%		$349	2.41%		0.34%		0.34%
9/30/16[g]	10.00	0.15	0.15	0.30	(0.15)	-	(0.15)	10.15	3.04%	[b]	115	2.96%	[a]	0.30%	[a]	1.87%	[a]
Class A
9/30/17	$10.13	$0.06	$1.54	$1.60	$(0.13)	$(0.25)	$(0.38)	$11.35	16.40%		$155	2.73%		0.59%		0.53%
9/30/16[g]	10.00	0.13	0.14	0.27	(0.14)	-	(0.14)	10.13	2.81%	[b]	114	3.21%	[a]	0.55%	[a]	1.58%	[a]
Class R4
9/30/17	$10.14	$0.06	$1.55	$1.61	$(0.14)	$(0.25)	$(0.39)	$11.36	16.47%		$162	2.62%		0.49%		0.55%
9/30/16[g]	10.00	0.14	0.14	0.28	(0.14)	-	(0.14)	10.14	2.93%	[b]	103	3.11%	[a]	0.45%	[a]	1.73%	[a]
Class R3
9/30/17	$10.12	$0.02	$1.57	$1.59	$(0.14)	$(0.25)	$(0.39)	$11.32	16.25%		$322	2.83%		0.74%		0.15%
9/30/16[g]	10.00	0.12	0.14	0.26	(0.14)	-	(0.14)	10.12	2.70%	[b]	120	3.36%	[a]	0.70%	[a]	1.48%	[a]

	Year ended September 30, 2017	Period ended September 30, 2016[b]
Portfolio turnover rate	29%	54%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	For the period November 23, 2015 (commencement of operations) through September 30, 2016.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.

The accompanying notes are an integral part of the financial statements.

86

Notes to Financial Statements

1.	The Funds

MassMutual Select Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company. The Trust is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated May 28, 1993, as amended and restated as of November 21, 2011, as it may be further amended from time to time. The following are 16 series of the Trust (each individually referred to as a “Fund” or collectively as the “Funds”):

MassMutual RetireSMARTSM Conservative Fund (“MM RetireSMART Conservative Fund”)

MassMutual RetireSMARTSM Moderate Fund (“MM RetireSMART Moderate Fund”)

MassMutual RetireSMARTSM Moderate Growth Fund (“MM RetireSMART Moderate Growth Fund”)

MassMutual RetireSMARTSM Growth Fund (“MM RetireSMART Growth Fund”)

MassMutual RetireSMARTSM In Retirement Fund (“MM RetireSMART In Retirement Fund”)

MassMutual RetireSMARTSM 2010 Fund (“MM RetireSMART 2010 Fund”)

MassMutual RetireSMARTSM 2015 Fund (“MM RetireSMART 2015 Fund”)

MassMutual RetireSMARTSM 2020 Fund (“MM RetireSMART 2020 Fund”)

MassMutual RetireSMARTSM 2025 Fund (“MM RetireSMART 2025 Fund”)

MassMutual RetireSMARTSM 2030 Fund (“MM RetireSMART 2030 Fund”)

MassMutual RetireSMARTSM 2035 Fund (“MM RetireSMART 2035 Fund”)

MassMutual RetireSMARTSM 2040 Fund (“MM RetireSMART 2040 Fund”)

MassMutual RetireSMARTSM 2045 Fund (“MM RetireSMART 2045 Fund”)

MassMutual RetireSMARTSM 2050 Fund (“MM RetireSMART 2050 Fund”)

MassMutual RetireSMARTSM 2055 Fund (“MM RetireSMART 2055 Fund”)

MassMutual RetireSMARTSM 2060 Fund (“MM RetireSMART 2060 Fund”)

Each share class of a Fund represents an interest in the same portfolio of assets. The principal difference among the classes is the level of service and administration fees, and shareholder and distribution service expenses borne by the classes. Because each class will have different fees and expenses, performance and share prices will vary between the classes. The classes of shares are offered to different types of investors, as outlined in the Funds’ Prospectus.

The Funds invest their investable assets in shares of series of the Trust and MassMutual Premier Funds (which are advised by MML Investment Advisers, LLC (“MML Advisers”)), Barings Funds (which are advised by Barings LLC, a wholly-owned, indirect subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”)), Oppenheimer Funds (which are advised by OFI Global Asset Management, Inc., a majority-owned, indirect subsidiary of MassMutual), and non-affiliated funds (together, the “Underlying Funds”). The financial statements included herein are those of the Funds. The financial statements of the applicable Underlying Funds are presented separately and can be obtained from the Securities and Exchange Commission’s (“SEC”) EDGAR database on its website at http://www.sec.gov or by calling MML Advisers at 1-888-309-3539. The assets of each Fund are diversified and a shareholder’s interest is limited to the Underlying Funds in which the shares are invested.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed consistently by each Fund in the preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”). The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Investment Valuation

The net asset value of each Fund’s shares is determined once daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), on each day the NYSE is open for trading (a “business day”). The NYSE normally closes at 4:00 p.m. Eastern Time, but may close earlier on some days. If the NYSE is scheduled to close early, the business day will be considered to

87

Notes to Financial Statements (Continued)

end as of the time of the NYSE’s scheduled close. A Fund will not treat an intraday disruption in NYSE trading or other event that causes an unscheduled closing of the NYSE as a close of business of the NYSE for these purposes and will instead fair value securities in accordance with procedures approved annually by the Trustees, and under the general oversight of the Trustees. On holidays and other days when the NYSE is closed, each Fund’s net asset value generally is not calculated and the Funds do not anticipate accepting buy or sell orders. However, the value of each Fund’s assets may still be affected on such days to the extent that an Underlying Fund holds foreign securities that trade on days that foreign securities markets are open.

The net asset value of each Fund is based upon the net asset value(s) of its corresponding Underlying Funds. Shares of the Underlying Funds are valued at their closing net asset values as reported on each business day.

Certain Underlying Funds may invest in securities that are traded principally in foreign markets and that trade on weekends and other days when the Funds do not price their shares. As a result, the value of the Funds’ portfolio securities may change on days when the prices of the Funds’ shares are not calculated. The prices of the Funds’ shares will reflect any such changes when the prices of the Funds’ shares are next calculated, which is the next business day.

The Prospectuses and Statements of Additional Information (“SAIs”) for the Underlying Funds explain the valuation methods for the Underlying Funds, including the circumstances under which the Underlying Funds may use fair value pricing and the effects of doing so. Such Prospectuses and SAIs are available on the SEC’s EDGAR database on its website at http://www.sec.gov.

Various inputs may be used to determine the value of the Funds’ investments. The Funds categorize the inputs to valuation techniques used to value their investments into a disclosure hierarchy consisting of three levels as summarized below. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

Level 1 – quoted prices (unadjusted) in active markets for identical investments that the Funds can access at the measurement date

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

Each Fund characterized all investments at Level 1, as of September 30, 2017. For each Fund, the level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

The Funds had no transfers between Level 1, Level 2, and Level 3 of the fair value hierarchy during the year ended September 30, 2017. The Funds recognize transfers between the Levels as of the beginning of the year.

Accounting for Investment Transactions

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments and unrealized appreciation and depreciation of investments are computed by the specific identification cost method. Proceeds received from litigation, if any, are included in realized gains on investment transactions for any investments that are no longer held in the portfolio and as a reduction in cost for investments that continue to be held in the portfolio. Interest income, adjusted for amortization of discounts and premiums on debt securities, is earned from the settlement date and is recorded on the accrual basis. Dividend income and distributions including realized gain distributions are recorded on the ex-dividend date. Withholding taxes on foreign interest, dividends, and capital gains have been provided for in accordance with the applicable country’s tax rules and rates. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Funds determine the classification of distributions received as return of capital distributions or capital gain distributions.

88

Notes to Financial Statements (Continued)

Allocation of Operating Activity

In maintaining the records for the Funds, the income and expense accounts are allocated daily to each class of shares. Investment income and loss, and unrealized and realized gains or losses are prorated among the classes of shares based on the relative net assets of each. Expenses are allocated to each class of shares depending on the nature of the expenditures. Administration and service fees, if any, which are directly attributable to a class of shares, are charged to that class’s operations. Expenses of a Fund not directly attributable to the operations of any specific class of shares of the Fund are prorated among the classes to which the expense relates based on relative net assets.

In addition, each Fund will also incur certain fees and expenses indirectly as a shareholder in the Underlying Funds. Because the Underlying Funds have varied expense and fee levels and each Fund may own different proportions of Underlying Funds at different times, the amount of fees and expenses indirectly incurred by each Fund will vary.

Foreign Securities

Certain Underlying Funds may invest in foreign securities. Foreign securities, including American Depositary Receipts, are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory, and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of a Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates.

Federal Income Tax

It is each Fund’s intent to continue to comply with the provisions of subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to a regulated investment company. Under such provisions, the Funds would not be subject to federal income taxes on their ordinary income and net realized capital gains to the extent they are distributed or deemed to have been distributed to their shareholders. Therefore, the Funds have not made any provision for federal income tax.

Dividends and Distributions to Shareholders

Dividends from net investment income and distributions of any net realized capital gains of each Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. As a result, net investment income and net realized capital gains on investment transactions for a reporting period may differ significantly from distributions during such period.

3.	Advisory Fees and Other Transactions

Investment Advisory Fees

MML Advisers, a wholly-owned subsidiary of MassMutual, serves as investment adviser to each Fund. Under the investment advisory agreements between MML Advisers and the Trust on behalf of each Fund, MML Advisers is responsible for providing investment management services for each Fund. MML Advisers does not receive advisory fees in return for these services.

89

Notes to Financial Statements (Continued)

Administration Fees

Under an Administrative and Shareholder Services Agreement between the Trust and MML Advisers, on behalf of each Fund, MML Advisers is obligated to provide certain administrative and shareholder services. In return for these services, MML Advisers receives an administrative services fee, based upon the average daily net assets of the applicable class of shares of the Funds, at the following annual rates:

	Class I	Class R5	Service Class	Administrative Class	Class A	Class R4	Class R3
MM RetireSMART Conservative Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
MM RetireSMART Moderate Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
MM RetireSMART Moderate Growth Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
MM RetireSMART Growth Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
MM RetireSMART In Retirement Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
MM RetireSMART 2010 Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
MM RetireSMART 2015 Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
MM RetireSMART 2020 Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
MM RetireSMART 2025 Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
MM RetireSMART 2030 Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
MM RetireSMART 2035 Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
MM RetireSMART 2040 Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
MM RetireSMART 2045 Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
MM RetireSMART 2050 Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
MM RetireSMART 2055 Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
MM RetireSMART 2060 Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%

Distribution and Service Fees

MML Distributors, LLC (the “Distributor”) acts as a distributor to each Fund. Pursuant to a 12b-1 Plan adopted by the Trust, Class A shares and Class R4 shares of each Fund pay an annual fee of 0.25% of the average daily net assets of the class; and Class R3 shares of each Fund pay an annual fee of 0.50% of the average daily net assets of the class, to the Distributor. Such payments compensate the Distributor for services provided and expenses incurred by it for purposes of promoting the sale of the relevant class of shares, reducing redemptions of shares, or maintaining or improving services provided to each Fund’s shareholders. The Distributor is a wholly-owned subsidiary of MassMutual.

The Trust has entered into a separate Supplemental Shareholder Services Agreement with MassMutual, on behalf of Service Class shares, Administrative Class shares, and Class A shares of each Fund. Fees payable under the Supplemental Shareholder Services Agreement are intended to compensate MassMutual for its provision of shareholder services to the Funds’ investors and are calculated and paid based on the average daily net assets attributable to the relevant share classes of the Funds separately, at the following annual rates: 0.05% for Service Class shares, and 0.15% for Administrative Class shares and Class A shares. MassMutual may pay these fees to other intermediaries for providing shareholder services to the Funds’ investors.

Expense Caps and Waivers

MML Advisers agreed to cap the fees and expenses of the Funds noted below (other than extraordinary litigation and legal expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses), including Acquired Fund Fees and Expenses# (calculated for this purpose at least monthly based on the Fund’s year-to-date average net assets of each Underlying Fund over the preceding period and the net

90

Notes to Financial Statements (Continued)

expense ratio of each Underlying Fund stated in its then-current prospectus or most recent filing), based upon the average daily net assets of the applicable class of shares of the Funds, as follows:

	Class I	Class R5	Service Class	Administrative Class	Class A	Class R4	Class R3
MM RetireSMART Conservative Fund*	0.47%	0.57%	0.67%	0.77%	1.02%	0.92%	1.17%
MM RetireSMART Moderate Fund*	0.54%	0.64%	0.74%	0.84%	1.09%	0.99%	1.24%
MM RetireSMART Moderate Growth Fund*	0.59%	0.69%	0.79%	0.89%	1.14%	1.04%	1.29%
MM RetireSMART Growth Fund*	0.64%	0.74%	0.84%	0.94%	1.19%	1.09%	1.34%
MM RetireSMART In Retirement Fund*	0.55%	0.65%	0.75%	0.85%	1.10%	1.00%	1.25%
MM RetireSMART 2010 Fund*	0.53%	0.63%	0.73%	0.83%	1.08%	0.98%	1.23%
MM RetireSMART 2015 Fund*	0.56%	0.66%	0.76%	0.86%	1.11%	1.01%	1.26%
MM RetireSMART 2020 Fund*	0.56%	0.66%	0.76%	0.86%	1.11%	1.01%	1.26%
MM RetireSMART 2025 Fund*	0.55%	0.65%	0.75%	0.85%	1.10%	1.00%	1.25%
MM RetireSMART 2030 Fund*	0.59%	0.69%	0.79%	0.89%	1.14%	1.04%	1.29%
MM RetireSMART 2035 Fund*	0.61%	0.71%	0.81%	0.91%	1.16%	1.06%	1.31%
MM RetireSMART 2040 Fund*	0.60%	0.70%	0.80%	0.90%	1.15%	1.05%	1.30%
MM RetireSMART 2045 Fund*	0.58%	0.68%	0.78%	0.88%	1.13%	1.03%	1.28%
MM RetireSMART 2050 Fund*	0.59%	0.69%	0.79%	0.89%	1.14%	1.04%	1.29%
MM RetireSMART 2055 Fund*	0.57%	0.67%	0.77%	0.87%	1.12%	1.02%	1.27%
MM RetireSMART 2060 Fund*	0.57%	0.67%	0.77%	0.87%	1.12%	1.02%	1.27%

#	Acquired Fund Fees and Expenses are borne indirectly by a Fund through investments in other pooled investment vehicles.
*	Expense caps in effect through January 31, 2018.

Expense caps and waiver amounts are reflected as a reduction of expenses on the Statements of Operations.

Deferred Compensation

Trustees of the Funds who are not officers or employees of MassMutual may elect to defer receipt of their annual fees in accordance with terms of a Non-Qualified Deferred Compensation Plan. Amounts deferred shall accrue interest or earnings and shall be recorded on the Funds’ books as other liabilities. Deferred compensation is included within Trustees’ fees and expenses in the Statements of Assets and Liabilities.

Other

Certain officers and trustees of the Funds may also be employees of MassMutual. The compensation of a trustee who is not an employee of MassMutual is borne by the Funds.

Elaine A. Sarsynski resigned as a Trustee of the Trust effective as of February 1, 2017. Teresa Hassara became a Trustee of the Trust effective as of June 6, 2017.

The following table shows beneficial ownership of Funds’ shares by affiliated parties at September 30, 2017:

Total % Ownership by Related Party
MM RetireSMART Conservative Fund	92.8%
MM RetireSMART Moderate Fund	84.0%
MM RetireSMART Moderate Growth Fund	90.6%
MM RetireSMART Growth Fund	80.2%
MM RetireSMART In Retirement Fund	50.9%
MM RetireSMART 2010 Fund	59.6%
MM RetireSMART 2015 Fund	62.1%

91

Notes to Financial Statements (Continued)

Total % Ownership by Related Party
MM RetireSMART 2020 Fund	66.0%
MM RetireSMART 2025 Fund	61.3%
MM RetireSMART 2030 Fund	67.8%
MM RetireSMART 2035 Fund	59.7%
MM RetireSMART 2040 Fund	66.1%
MM RetireSMART 2045 Fund	64.5%
MM RetireSMART 2050 Fund	60.0%
MM RetireSMART 2055 Fund	66.8%
MM RetireSMART 2060 Fund	97.2%

4.	Purchases and Sales of Investments

Cost of purchases and proceeds from sales of investments in Underlying Funds (excluding short-term investments) for the year ended September 30, 2017, were as follows:

	Purchases		Sales
	Long-Term U.S. Government Securities	Other Long-Term Securities	Long-Term U.S. Government Securities	Other Long-Term Securities
MM RetireSMART Conservative Fund	$-	$91,894,163	$-	$79,292,689
MM RetireSMART Moderate Fund	-	93,334,336	-	127,002,997
MM RetireSMART Moderate Growth Fund	-	84,496,469	-	109,160,651
MM RetireSMART Growth Fund	-	46,270,480	-	39,803,477
MM RetireSMART In Retirement Fund	-	41,271,007	-	51,817,471
MM RetireSMART 2010 Fund	-	32,587,178	-	47,490,756
MM RetireSMART 2015 Fund	-	39,367,738	-	68,384,872
MM RetireSMART 2020 Fund	-	166,041,368	-	267,291,419
MM RetireSMART 2025 Fund	-	110,174,410	-	109,698,584
MM RetireSMART 2030 Fund	-	191,417,663	-	254,823,920
MM RetireSMART 2035 Fund	-	79,426,311	-	81,353,254
MM RetireSMART 2040 Fund	-	118,777,904	-	157,158,259
MM RetireSMART 2045 Fund	-	49,369,678	-	44,240,377
MM RetireSMART 2050 Fund	-	69,970,931	-	69,077,300
MM RetireSMART 2055 Fund	-	25,113,683	-	16,026,126
MM RetireSMART 2060 Fund	-	4,071,355	-	3,222,997

5.	Capital Share Transactions

Changes in shares outstanding for each Fund were as follows:

	Year Ended September 30, 2017		Year Ended September 30, 2016

	Shares	Amount	Shares	Amount

MM RetireSMART Conservative Fund Class I
Sold	727,068	$7,105,445	19,142	$183,331
Issued as reinvestment of dividends	2,451	22,949	175	1,600
Redeemed	(121,556)	(1,169,327)	(7,868)	(72,670)

Net increase (decrease)	607,963	$5,959,067	11,449	$112,261

92

Notes to Financial Statements (Continued)

	Year Ended September 30, 2017		Year Ended September 30, 2016

	Shares	Amount	Shares	Amount

MM RetireSMART Conservative Fund Class R5
Sold	398,733	$3,858,928	1,151,436	$10,834,606
Issued as reinvestment of dividends	24,307	227,391	30,009	273,980
Redeemed	(248,039)	(2,389,107)	(645,797)	(6,002,255)

Net increase (decrease)	175,001	$1,697,212	535,648	$5,106,331

MM RetireSMART Conservative Fund Service Class
Sold	47,356	$456,081	340,292	$3,177,301
Issued as reinvestment of dividends	17,145	160,406	43,428	396,932
Redeemed	(180,495)	(1,722,586)	(1,599,525)	(14,865,912)

Net increase (decrease)	(115,994)	$(1,106,099)	(1,215,805)	$(11,291,679)

MM RetireSMART Conservative Fund Administrative Class
Sold	1,055,277	$10,203,919	712,649	$6,636,278
Issued as reinvestment of dividends	117,616	1,101,481	184,838	1,689,416
Redeemed	(1,407,312)	(13,646,575)	(2,052,331)	(19,110,856)

Net increase (decrease)	(234,419)	$(2,341,175)	(1,154,844)	$(10,785,162)

MM RetireSMART Conservative Fund Class A
Sold	418,108	$4,049,100	1,219,450	$11,368,019
Issued as reinvestment of dividends	53,345	502,378	293,508	2,685,597
Redeemed	(1,324,160)	(12,809,663)	(9,563,371)	(89,849,208)

Net increase (decrease)	(852,707)	$(8,258,185)	(8,050,413)	$(75,795,592)

MM RetireSMART Conservative Fund Class R4
Sold	2,038,180	$19,600,022	8,431,829	$78,916,381
Issued as reinvestment of dividends	192,586	1,791,993	9,776	88,966
Redeemed	(750,193)	(7,256,635)	(165,768)	(1,558,800)

Net increase (decrease)	1,480,573	$14,135,380	8,275,837	$77,446,547

MM RetireSMART Conservative Fund Class R3
Sold	384,650	$3,686,748	450,538	$4,151,991
Issued as reinvestment of dividends	11,010	102,345	5,928	53,885
Redeemed	(171,445)	(1,637,154)	(59,502)	(549,767)

Net increase (decrease)	224,215	$2,151,939	396,964	$3,656,109

MM RetireSMART Moderate Fund Class I
Sold	776,554	$7,558,466	12,139	$113,356
Issued as reinvestment of dividends	1,801	16,803	1,987	17,783
Redeemed	(112,604)	(1,107,049)	(63,639)	(567,753)

Net increase (decrease)	665,751	$6,468,220	(49,513)	$(436,614)

MM RetireSMART Moderate Fund Class R5
Sold	634,073	$6,144,881	3,327,679	$30,645,608
Issued as reinvestment of dividends	95,545	891,617	126,180	1,129,309
Redeemed	(764,093)	(7,398,683)	(1,662,166)	(14,972,709)

Net increase (decrease)	(34,475)	$(362,185)	1,791,693	$16,802,208

MM RetireSMART Moderate Fund Service Class
Sold	179,512	$1,711,176	340,469	$3,115,202
Issued as reinvestment of dividends	12,180	114,167	67,510	606,919
Redeemed	(344,694)	(3,298,483)	(3,810,059)	(35,029,877)

Net increase (decrease)	(153,002)	$(1,473,140)	(3,402,080)	$(31,307,756)

93

Notes to Financial Statements (Continued)

	Year Ended September 30, 2017		Year Ended September 30, 2016

	Shares	Amount	Shares	Amount

MM RetireSMART Moderate Fund Administrative Class
Sold	2,204,804	$21,359,847	1,270,606	$11,529,724
Issued as reinvestment of dividends	213,922	2,002,744	459,847	4,129,429
Redeemed	(3,890,535)	(38,177,316)	(4,802,478)	(43,614,446)

Net increase (decrease)	(1,471,809)	$(14,814,725)	(3,072,025)	$(27,955,293)

MM RetireSMART Moderate Fund Class A
Sold	980,601	$9,591,539	1,361,050	$12,432,921
Issued as reinvestment of dividends	225,550	2,118,447	533,516	4,801,648
Redeemed	(4,580,983)	(44,371,880)	(5,418,600)	(49,556,800)

Net increase (decrease)	(3,374,832)	$(32,661,894)	(3,524,034)	$(32,322,231)

MM RetireSMART Moderate Fund Class R4
Sold	878,546	$8,495,981	2,130,335	$19,491,827
Issued as reinvestment of dividends	49,092	457,630	7,670	68,728
Redeemed	(441,014)	(4,250,963)	(71,483)	(651,059)

Net increase (decrease)	486,624	$4,702,648	2,066,522	$18,909,496

MM RetireSMART Moderate Fund Class R3
Sold	533,766	$5,144,131	523,985	$4,848,532
Issued as reinvestment of dividends	17,719	165,000	22,235	199,003
Redeemed	(225,362)	(2,185,142)	(183,558)	(1,700,473)

Net increase (decrease)	326,123	$3,123,989	362,662	$3,347,062

MM RetireSMART Moderate Growth Fund Class I
Sold	1,080,295	$10,928,348	1,472	$14,065
Issued as reinvestment of dividends	1,618	15,341	918	8,247
Redeemed	(143,448)	(1,487,690)	(23,793)	(209,907)

Net increase (decrease)	938,465	$9,455,999	(21,403)	$(187,595)

MM RetireSMART Moderate Growth Fund Class R5
Sold	244,628	$2,431,344	2,493,404	$23,097,260
Issued as reinvestment of dividends	48,496	459,740	75,455	677,586
Redeemed	(630,666)	(6,347,353)	(1,179,323)	(10,545,623)

Net increase (decrease)	(337,542)	$(3,456,269)	1,389,536	$13,229,223

MM RetireSMART Moderate Growth Fund Service Class
Sold	60,514	$600,393	320,432	$2,948,722
Issued as reinvestment of dividends	10,539	100,226	69,740	626,965
Redeemed	(416,349)	(4,064,916)	(2,467,128)	(22,848,301)

Net increase (decrease)	(345,296)	$(3,364,297)	(2,076,956)	$(19,272,614)

MM RetireSMART Moderate Growth Fund Administrative Class
Sold	1,680,606	$16,611,723	941,868	$8,538,289
Issued as reinvestment of dividends	181,808	1,729,000	521,471	4,693,235
Redeemed	(3,269,760)	(32,717,324)	(5,087,425)	(45,968,601)

Net increase (decrease)	(1,407,346)	$(14,376,601)	(3,624,086)	$(32,737,077)

94

Notes to Financial Statements (Continued)

	Year Ended September 30, 2017		Year Ended September 30, 2016

	Shares	Amount	Shares	Amount

MM RetireSMART Moderate Growth Fund Class A
Sold	763,313	$7,635,751	1,414,836	$12,794,075
Issued as reinvestment of dividends	157,569	1,503,212	455,767	4,111,011
Redeemed	(3,234,926)	(32,152,503)	(4,676,940)	(42,934,985)

Net increase (decrease)	(2,314,044)	$(23,013,540)	(2,806,337)	$(26,029,899)

MM RetireSMART Moderate Growth Fund Class R4
Sold	792,954	$7,883,971	1,684,446	$15,397,942
Issued as reinvestment of dividends	34,575	327,079	8,807	78,998
Redeemed	(461,677)	(4,593,765)	(155,035)	(1,424,826)

Net increase (decrease)	365,852	$3,617,285	1,538,218	$14,052,114

MM RetireSMART Moderate Growth Fund Class R3
Sold	625,410	$6,292,850	449,580	$4,086,492
Issued as reinvestment of dividends	15,918	150,426	19,022	170,442
Redeemed	(160,822)	(1,636,350)	(89,270)	(817,093)

Net increase (decrease)	480,506	$4,806,926	379,332	$3,439,841

MM RetireSMART Growth Fund Class I
Sold	725,196	$7,990,433	7,343	$73,175
Issued as reinvestment of dividends	356	3,586	1,671	15,895
Redeemed	(100,637)	(1,121,045)	(37,566)	(349,425)

Net increase (decrease)	624,915	$6,872,974	(28,552)	$(260,355)

MM RetireSMART Growth Fund Class R5
Sold	172,645	$1,851,727	612,985	$5,849,440
Issued as reinvestment of dividends	7,827	79,033	27,152	258,484
Redeemed	(89,509)	(946,043)	(544,583)	(5,148,044)

Net increase (decrease)	90,963	$984,717	95,554	$959,880

MM RetireSMART Growth Fund Service Class
Sold	28,305	$298,638	91,504	$886,966
Issued as reinvestment of dividends	2,417	24,434	11,524	109,819
Redeemed	(57,020)	(595,703)	(395,108)	(3,795,288)

Net increase (decrease)	(26,298)	$(272,631)	(292,080)	$(2,798,503)

MM RetireSMART Growth Fund Administrative Class
Sold	918,023	$9,677,036	544,049	$5,242,066
Issued as reinvestment of dividends	41,354	417,867	173,044	1,649,113
Redeemed	(1,204,156)	(12,699,075)	(1,744,163)	(16,730,437)

Net increase (decrease)	(244,779)	$(2,604,172)	(1,027,070)	$(9,839,258)

MM RetireSMART Growth Fund Class A
Sold	425,437	$4,526,216	798,990	$7,624,108
Issued as reinvestment of dividends	52,295	528,017	221,225	2,106,064
Redeemed	(1,295,615)	(13,662,999)	(1,585,272)	(15,349,426)

Net increase (decrease)	(817,883)	$(8,608,766)	(565,057)	$(5,619,254)

MM RetireSMART Growth Fund Class R4
Sold	793,493	$8,323,661	577,901	$5,595,290
Issued as reinvestment of dividends	13,075	130,983	13,871	131,355
Redeemed	(169,654)	(1,768,775)	(138,115)	(1,278,832)

Net increase (decrease)	636,914	$6,685,869	453,657	$4,447,813

95

Notes to Financial Statements (Continued)

	Year Ended September 30, 2017		Year Ended September 30, 2016

	Shares	Amount	Shares	Amount

MM RetireSMART Growth Fund Class R3
Sold	323,078	$3,393,049	367,179	$3,403,532
Issued as reinvestment of dividends	6,607	66,116	8,471	80,137
Redeemed	(97,352)	(1,025,344)	(77,110)	(702,003)

Net increase (decrease)	232,333	$2,433,821	298,540	$2,781,666

MM RetireSMART In Retirement Fund Class I
Sold	263,541	$2,911,074	189,460	$2,064,259
Issued as reinvestment of dividends	7,023	75,147	-	-
Redeemed	(266,774)	(2,952,376)	(25,234)	(274,345)

Net increase (decrease)	3,790	$33,845	164,226	$1,789,914

MM RetireSMART In Retirement Fund Class R5
Sold	175,835	$1,957,247	291,120	$3,043,415
Issued as reinvestment of dividends	8,102	86,849	-	-
Redeemed	(101,884)	(1,144,807)	(50,046)	(540,388)

Net increase (decrease)	82,053	$899,289	241,074	$2,503,027

MM RetireSMART In Retirement Fund Service Class
Sold	199,730	$2,239,743	352,888	$3,783,675
Issued as reinvestment of dividends	30,747	329,916	-	-
Redeemed	(388,840)	(4,317,961)	(873,747)	(9,217,537)

Net increase (decrease)	(158,363)	$(1,748,302)	(520,859)	$(5,433,862)

MM RetireSMART In Retirement Fund Administrative Class
Sold	208,471	$2,308,417	290,382	$3,095,875
Issued as reinvestment of dividends	54,350	583,717	-	-
Redeemed	(811,386)	(9,057,498)	(635,244)	(6,798,172)

Net increase (decrease)	(548,565)	$(6,165,364)	(344,862)	$(3,702,297)

MM RetireSMART In Retirement Fund Class A
Sold	201,956	$2,235,638	332,683	$3,506,949
Issued as reinvestment of dividends	37,408	399,144	-	-
Redeemed	(341,066)	(3,762,358)	(388,552)	(4,135,752)

Net increase (decrease)	(101,702)	$(1,127,576)	(55,869)	$(628,803)

MM RetireSMART In Retirement Fund Class R4
Sold	164,917	$1,789,567	678,398	$7,109,750
Issued as reinvestment of dividends	13,816	146,312	-	-
Redeemed	(315,557)	(3,453,873)	(530,415)	(5,555,892)

Net increase (decrease)	(136,824)	$(1,517,994)	147,983	$1,553,858

MM RetireSMART In Retirement Fund Class R3
Sold	373,968	$4,041,444	884,356	$9,247,283
Issued as reinvestment of dividends	26,934	283,347	-	-
Redeemed	(481,407)	(5,264,015)	(440,447)	(4,577,748)

Net increase (decrease)	(80,505)	$(939,224)	443,909	$4,669,535

MM RetireSMART 2010 Fund Class I
Sold	33,683	$393,341	5,406	$60,850
Issued as reinvestment of dividends	1,719	19,374	-	-
Redeemed	(9,993)	(118,092)	(12,937)	(145,993)

Net increase (decrease)	25,409	$294,623	(7,531)	$(85,143)

96

Notes to Financial Statements (Continued)

	Year Ended September 30, 2017		Year Ended September 30, 2016

	Shares	Amount	Shares	Amount

MM RetireSMART 2010 Fund Class R5
Sold	131,969	$1,578,212	137,677	$1,522,793
Issued as reinvestment of dividends	4,728	53,710	-	-
Redeemed	(32,688)	(391,668)	(148,463)	(1,686,299)

Net increase (decrease)	104,009	$1,240,254	(10,786)	$(163,506)

MM RetireSMART 2010 Fund Service Class
Sold	110,319	$1,308,787	544,983	$6,178,297
Issued as reinvestment of dividends	54,955	625,941	-	-
Redeemed	(939,747)	(11,107,889)	(1,041,131)	(11,756,276)

Net increase (decrease)	(774,473)	$(9,173,161)	(496,148)	$(5,577,979)

MM RetireSMART 2010 Fund Administrative Class
Sold	496,497	$5,880,074	352,308	$4,009,409
Issued as reinvestment of dividends	35,956	408,456	-	-
Redeemed	(659,034)	(7,905,625)	(879,732)	(10,008,889)

Net increase (decrease)	(126,581)	$(1,617,095)	(527,424)	$(5,999,480)

MM RetireSMART 2010 Fund Class A
Sold	128,979	$1,517,556	307,822	$3,448,969
Issued as reinvestment of dividends	44,783	505,603	-	-
Redeemed	(685,123)	(8,064,506)	(717,198)	(8,039,520)

Net increase (decrease)	(511,361)	$(6,041,347)	(409,376)	$(4,590,551)

MM RetireSMART 2010 Fund Class R4
Sold	233,710	$2,707,618	659,161	$7,331,615
Issued as reinvestment of dividends	13,890	155,572	-	-
Redeemed	(160,292)	(1,862,217)	(442,384)	(4,954,937)

Net increase (decrease)	87,308	$1,000,973	216,777	$2,376,678

MM RetireSMART 2010 Fund Class R3
Sold	234,834	$2,704,652	395,089	$4,325,036
Issued as reinvestment of dividends	22,907	254,036	-	-
Redeemed	(275,949)	(3,185,275)	(351,670)	(3,865,385)

Net increase (decrease)	(18,208)	$(226,587)	43,419	$459,651

MM RetireSMART 2015 Fund Class I
Sold	63,231	$730,759	203,448	$2,232,765
Issued as reinvestment of dividends	8,752	97,801	9,755	104,948
Redeemed	(293,505)	(3,401,223)	(64,854)	(717,413)

Net increase (decrease)	(221,522)	$(2,572,663)	148,349	$1,620,300

MM RetireSMART 2015 Fund Class R5
Sold	4,120	$47,435	9,272	$100,049
Issued as reinvestment of dividends	1,241	13,864	3,600	38,738
Redeemed	(8,534)	(100,309)	(100,221)	(1,100,976)

Net increase (decrease)	(3,173)	$(39,010)	(87,349)	$(962,189)

MM RetireSMART 2015 Fund Service Class
Sold	51,884	$598,839	474,722	$5,284,210
Issued as reinvestment of dividends	15,158	169,556	28,879	311,318
Redeemed	(552,131)	(6,288,735)	(427,385)	(4,670,179)

Net increase (decrease)	(485,089)	$(5,520,340)	76,216	$925,349

97

Notes to Financial Statements (Continued)

	Year Ended September 30, 2017		Year Ended September 30, 2016

	Shares	Amount	Shares	Amount

MM RetireSMART 2015 Fund Administrative Class
Sold	310,185	$3,569,889	973,237	$10,722,858
Issued as reinvestment of dividends	25,179	280,647	32,424	348,230
Redeemed	(458,511)	(5,324,984)	(665,269)	(7,289,586)

Net increase (decrease)	(123,147)	$(1,474,448)	340,392	$3,781,502

MM RetireSMART 2015 Fund Class A
Sold	235,863	$2,712,997	367,608	$4,013,780
Issued as reinvestment of dividends	27,521	305,112	35,011	373,915
Redeemed	(730,461)	(8,384,928)	(605,119)	(6,543,921)

Net increase (decrease)	(467,077)	$(5,366,819)	(202,500)	$(2,156,226)

MM RetireSMART 2015 Fund Class R4
Sold	560,736	$6,348,639	1,667,769	$18,346,267
Issued as reinvestment of dividends	36,499	402,821	57,748	614,445
Redeemed	(1,093,300)	(12,576,669)	(965,633)	(10,444,382)

Net increase (decrease)	(496,065)	$(5,825,209)	759,884	$8,516,330

MM RetireSMART 2015 Fund Class R3
Sold	462,605	$5,319,887	1,742,911	$18,821,539
Issued as reinvestment of dividends	41,762	460,945	62,980	669,484
Redeemed	(1,251,021)	(14,257,303)	(827,922)	(8,962,288)

Net increase (decrease)	(746,654)	$(8,476,471)	977,969	$10,528,735

MM RetireSMART 2020 Fund Class I
Sold	1,292,588	$15,746,523	277,620	$3,185,599
Issued as reinvestment of dividends	28,772	338,730	28,439	321,072
Redeemed	(675,845)	(8,439,673)	(116,675)	(1,347,305)

Net increase (decrease)	645,515	$7,645,580	189,384	$2,159,366

MM RetireSMART 2020 Fund Class R5
Sold	877,008	$10,732,319	1,339,576	$15,021,700
Issued as reinvestment of dividends	35,478	417,341	25,316	285,577
Redeemed	(479,366)	(5,873,613)	(481,723)	(5,514,782)

Net increase (decrease)	433,120	$5,276,047	883,169	$9,792,495

MM RetireSMART 2020 Fund Service Class
Sold	1,094,034	$13,449,774	3,415,738	$39,301,851
Issued as reinvestment of dividends	230,082	2,715,762	517,599	5,859,222
Redeemed	(5,289,146)	(64,264,025)	(5,585,289)	(63,646,945)

Net increase (decrease)	(3,965,030)	$(48,098,489)	(1,651,952)	$(18,485,872)

MM RetireSMART 2020 Fund Administrative Class
Sold	1,929,142	$23,895,474	2,407,268	$27,799,427
Issued as reinvestment of dividends	190,157	2,240,725	395,102	4,464,652
Redeemed	(4,370,272)	(54,261,400)	(4,025,959)	(46,385,169)

Net increase (decrease)	(2,250,973)	$(28,125,201)	(1,223,589)	$(14,121,090)

MM RetireSMART 2020 Fund Class A
Sold	552,669	$6,730,223	1,244,336	$14,095,582
Issued as reinvestment of dividends	118,218	1,386,939	260,606	2,929,211
Redeemed	(2,875,466)	(34,916,689)	(2,480,965)	(28,230,279)

Net increase (decrease)	(2,204,579)	$(26,799,527)	(976,023)	$(11,205,486)

98

Notes to Financial Statements (Continued)

	Year Ended September 30, 2017		Year Ended September 30, 2016

	Shares	Amount	Shares	Amount

MM RetireSMART 2020 Fund Class R4
Sold	1,099,916	$13,232,283	3,918,073	$44,894,162
Issued as reinvestment of dividends	92,244	1,068,362	149,436	1,660,239
Redeemed	(1,402,631)	(16,828,229)	(1,617,283)	(18,193,961)

Net increase (decrease)	(210,471)	$(2,527,584)	2,450,226	$28,360,440

MM RetireSMART 2020 Fund Class R3
Sold	1,132,141	$13,381,148	3,900,817	$43,663,620
Issued as reinvestment of dividends	121,553	1,389,615	214,598	2,354,133
Redeemed	(2,130,641)	(25,211,504)	(1,983,319)	(22,251,530)

Net increase (decrease)	(876,947)	$(10,440,741)	2,132,096	$23,766,223

MM RetireSMART 2025 Fund Class I
Sold	1,043,127	$12,903,945	668,059	$7,789,421
Issued as reinvestment of dividends	33,920	402,339	17,845	202,187
Redeemed	(581,099)	(7,303,730)	(79,917)	(919,889)

Net increase (decrease)	495,948	$6,002,554	605,987	$7,071,719

MM RetireSMART 2025 Fund Class R5
Sold	9,133	$113,464	19,486	$220,628
Issued as reinvestment of dividends	1,324	15,703	9,667	109,429
Redeemed	(36,697)	(468,458)	(342,876)	(3,929,528)

Net increase (decrease)	(26,240)	$(339,291)	(313,723)	$(3,599,471)

MM RetireSMART 2025 Fund Service Class
Sold	299,844	$3,723,741	1,283,176	$14,573,289
Issued as reinvestment of dividends	44,923	533,304	50,138	568,564
Redeemed	(1,050,650)	(12,895,536)	(765,371)	(8,736,759)

Net increase (decrease)	(705,883)	$(8,638,491)	567,943	$6,405,094

MM RetireSMART 2025 Fund Administrative Class
Sold	838,973	$10,393,325	1,712,574	$19,544,244
Issued as reinvestment of dividends	82,588	977,966	70,258	795,318
Redeemed	(899,844)	(11,096,139)	(952,083)	(10,731,172)

Net increase (decrease)	21,717	$275,152	830,749	$9,608,390

MM RetireSMART 2025 Fund Class A
Sold	548,293	$6,753,656	1,098,009	$12,271,294
Issued as reinvestment of dividends	68,467	805,291	62,401	701,383
Redeemed	(1,213,523)	(14,888,760)	(995,746)	(11,212,941)

Net increase (decrease)	(596,763)	$(7,329,813)	164,664	$1,759,736

MM RetireSMART 2025 Fund Class R4
Sold	1,567,163	$19,154,936	3,904,061	$44,829,182
Issued as reinvestment of dividends	97,059	1,137,691	95,708	1,071,927
Redeemed	(1,213,648)	(14,820,697)	(1,721,909)	(19,445,127)

Net increase (decrease)	450,574	$5,471,930	2,277,860	$26,455,982

MM RetireSMART 2025 Fund Class R3
Sold	1,604,377	$19,382,762	3,852,599	$43,555,931
Issued as reinvestment of dividends	137,256	1,606,133	110,055	1,231,519
Redeemed	(1,337,365)	(16,316,781)	(1,344,491)	(15,327,442)

Net increase (decrease)	404,268	$4,672,114	2,618,163	$29,460,008

99

Notes to Financial Statements (Continued)

	Year Ended September 30, 2017		Year Ended September 30, 2016

	Shares	Amount	Shares	Amount

MM RetireSMART 2030 Fund Class I
Sold	881,527	$10,840,598	345,608	$3,946,594
Issued as reinvestment of dividends	22,237	262,875	26,072	292,273
Redeemed	(366,342)	(4,624,508)	(115,678)	(1,323,117)

Net increase (decrease)	537,422	$6,478,965	256,002	$2,915,750

MM RetireSMART 2030 Fund Class R5
Sold	1,096,192	$13,458,991	1,771,791	$19,580,675
Issued as reinvestment of dividends	45,252	534,057	29,405	329,044
Redeemed	(453,198)	(5,631,371)	(517,163)	(5,910,432)

Net increase (decrease)	688,246	$8,361,677	1,284,033	$13,999,287

MM RetireSMART 2030 Fund Service Class
Sold	1,501,713	$18,725,986	3,235,331	$37,190,785
Issued as reinvestment of dividends	230,076	2,722,220	704,985	7,902,884
Redeemed	(4,288,741)	(52,045,608)	(5,725,121)	(64,412,755)

Net increase (decrease)	(2,556,952)	$(30,597,402)	(1,784,805)	$(19,319,086)

MM RetireSMART 2030 Fund Administrative Class
Sold	1,998,080	$24,687,643	2,088,587	$23,560,455
Issued as reinvestment of dividends	174,607	2,065,603	491,551	5,510,285
Redeemed	(4,483,958)	(56,141,059)	(3,579,403)	(40,649,867)

Net increase (decrease)	(2,311,271)	$(29,387,813)	(999,265)	$(11,579,127)

MM RetireSMART 2030 Fund Class A
Sold	757,001	$9,302,990	1,286,678	$14,257,139
Issued as reinvestment of dividends	110,007	1,293,685	308,997	3,445,320
Redeemed	(2,653,899)	(32,784,178)	(1,938,374)	(21,972,939)

Net increase (decrease)	(1,786,891)	$(22,187,503)	(342,699)	$(4,270,480)

MM RetireSMART 2030 Fund Class R4
Sold	1,473,079	$17,944,061	3,968,822	$45,261,873
Issued as reinvestment of dividends	85,644	1,001,177	171,978	1,907,241
Redeemed	(1,311,259)	(16,035,144)	(1,489,502)	(16,792,499)

Net increase (decrease)	247,464	$2,910,094	2,651,298	$30,376,615

MM RetireSMART 2030 Fund Class R3
Sold	1,395,325	$16,807,395	3,987,109	$44,521,456
Issued as reinvestment of dividends	139,858	1,615,362	318,015	3,485,448
Redeemed	(1,708,591)	(20,778,153)	(1,727,093)	(19,289,178)

Net increase (decrease)	(173,408)	$(2,355,396)	2,578,031	$28,717,726

MM RetireSMART 2035 Fund Class I
Sold	593,875	$7,551,583	490,622	$5,718,910
Issued as reinvestment of dividends	25,687	310,561	10,681	123,043
Redeemed	(279,681)	(3,620,703)	(86,779)	(1,010,805)

Net increase (decrease)	339,881	$4,241,441	414,524	$4,831,148

MM RetireSMART 2035 Fund Class R5
Sold	21,514	$271,496	50,555	$597,530
Issued as reinvestment of dividends	3,602	43,552	7,635	87,880
Redeemed	(106,594)	(1,385,566)	(202,093)	(2,341,278)

Net increase (decrease)	(81,478)	$(1,070,518)	(143,903)	$(1,655,868)

100

Notes to Financial Statements (Continued)

	Year Ended September 30, 2017		Year Ended September 30, 2016

	Shares	Amount	Shares	Amount

MM RetireSMART 2035 Fund Service Class
Sold	253,680	$3,247,941	701,425	$8,181,693
Issued as reinvestment of dividends	35,089	428,786	34,101	396,598
Redeemed	(498,120)	(6,342,241)	(426,208)	(5,037,461)

Net increase (decrease)	(209,351)	$(2,665,514)	309,318	$3,540,830

MM RetireSMART 2035 Fund Administrative Class
Sold	565,400	$7,206,401	991,970	$11,400,296
Issued as reinvestment of dividends	52,617	641,401	42,365	491,852
Redeemed	(633,700)	(8,000,974)	(555,313)	(6,439,187)

Net increase (decrease)	(15,683)	$(153,172)	479,022	$5,452,961

MM RetireSMART 2035 Fund Class A
Sold	403,052	$5,127,442	702,615	$8,057,345
Issued as reinvestment of dividends	56,468	683,259	48,673	561,205
Redeemed	(1,065,335)	(13,593,170)	(428,429)	(5,002,786)

Net increase (decrease)	(605,815)	$(7,782,469)	322,859	$3,615,764

MM RetireSMART 2035 Fund Class R4
Sold	1,091,944	$13,721,777	2,925,795	$34,584,863
Issued as reinvestment of dividends	78,331	944,541	68,740	789,821
Redeemed	(713,442)	(9,042,680)	(1,138,040)	(13,229,076)

Net increase (decrease)	456,833	$5,623,638	1,856,495	$22,145,608

MM RetireSMART 2035 Fund Class R3
Sold	1,021,700	$12,876,592	2,603,262	$30,127,098
Issued as reinvestment of dividends	105,108	1,265,501	73,264	841,068
Redeemed	(1,122,269)	(14,303,752)	(632,367)	(7,354,855)

Net increase (decrease)	4,539	$(161,659)	2,044,159	$23,613,311

MM RetireSMART 2040 Fund Class I
Sold	722,000	$8,680,893	183,662	$2,044,042
Issued as reinvestment of dividends	10,276	119,196	12,366	135,656
Redeemed	(273,008)	(3,262,155)	(73,444)	(834,840)

Net increase (decrease)	459,268	$5,537,934	122,584	$1,344,858

MM RetireSMART 2040 Fund Class R5
Sold	779,167	$9,452,761	941,642	$10,187,778
Issued as reinvestment of dividends	18,598	215,735	13,242	145,263
Redeemed	(203,115)	(2,542,131)	(222,595)	(2,461,185)

Net increase (decrease)	594,650	$7,126,365	732,289	$7,871,856

MM RetireSMART 2040 Fund Service Class
Sold	1,028,654	$12,599,925	1,884,149	$21,046,504
Issued as reinvestment of dividends	123,326	1,433,052	473,079	5,199,140
Redeemed	(2,792,086)	(33,240,652)	(3,644,564)	(40,144,879)

Net increase (decrease)	(1,640,106)	$(19,207,675)	(1,287,336)	$(13,899,235)

MM RetireSMART 2040 Fund Administrative Class
Sold	1,356,420	$16,627,937	1,571,150	$17,186,419
Issued as reinvestment of dividends	113,648	1,317,185	404,988	4,438,672
Redeemed	(3,111,262)	(38,620,834)	(2,414,350)	(26,598,726)

Net increase (decrease)	(1,641,194)	$(20,675,712)	(438,212)	$(4,973,635)

101

Notes to Financial Statements (Continued)

	Year Ended September 30, 2017		Year Ended September 30, 2016

	Shares	Amount	Shares	Amount

MM RetireSMART 2040 Fund Class A
Sold	681,726	$8,175,625	965,190	$10,576,843
Issued as reinvestment of dividends	61,950	713,668	220,219	2,400,382
Redeemed	(1,974,228)	(23,835,875)	(1,199,713)	(13,347,516)

Net increase (decrease)	(1,230,552)	$(14,946,582)	(14,304)	$(370,291)

MM RetireSMART 2040 Fund Class R4
Sold	1,045,897	$12,478,542	2,494,153	$27,844,497
Issued as reinvestment of dividends	51,271	586,936	133,944	1,450,609
Redeemed	(1,118,632)	(13,379,218)	(915,272)	(10,060,904)

Net increase (decrease)	(21,464)	$(313,740)	1,712,825	$19,234,202

MM RetireSMART 2040 Fund Class R3
Sold	1,150,127	$13,553,658	2,617,559	$28,455,735
Issued as reinvestment of dividends	63,699	719,797	156,631	1,675,957
Redeemed	(1,076,671)	(12,773,283)	(718,286)	(7,888,607)

Net increase (decrease)	137,155	$1,500,172	2,055,904	$22,243,085

MM RetireSMART 2045 Fund Class I
Sold	243,323	$3,105,494	185,499	$2,181,045
Issued as reinvestment of dividends	9,258	112,388	3,332	38,654
Redeemed	(83,334)	(1,089,817)	(31,889)	(380,179)

Net increase (decrease)	169,247	$2,128,065	156,942	$1,839,520

MM RetireSMART 2045 Fund Class R5
Sold	7,569	$96,472	12,000	$138,777
Issued as reinvestment of dividends	862	10,481	3,627	42,063
Redeemed	(21,529)	(285,523)	(128,892)	(1,506,174)

Net increase (decrease)	(13,098)	$(178,570)	(113,265)	$(1,325,334)

MM RetireSMART 2045 Fund Service Class
Sold	189,906	$2,415,188	347,558	$4,064,764
Issued as reinvestment of dividends	22,931	278,582	18,065	209,736
Redeemed	(313,237)	(3,947,492)	(221,236)	(2,585,034)

Net increase (decrease)	(100,400)	$(1,253,722)	144,387	$1,689,466

MM RetireSMART 2045 Fund Administrative Class
Sold	342,724	$4,397,080	598,336	$6,749,487
Issued as reinvestment of dividends	29,950	363,255	19,582	226,961
Redeemed	(223,555)	(2,879,884)	(377,504)	(4,398,568)

Net increase (decrease)	149,119	$1,880,451	240,414	$2,577,880

MM RetireSMART 2045 Fund Class A
Sold	341,329	$4,314,357	509,840	$5,887,923
Issued as reinvestment of dividends	37,006	445,497	27,615	317,849
Redeemed	(641,601)	(8,104,421)	(347,517)	(4,069,607)

Net increase (decrease)	(263,266)	$(3,344,567)	189,938	$2,136,165

MM RetireSMART 2045 Fund Class R4
Sold	775,046	$9,808,099	1,396,968	$16,321,692
Issued as reinvestment of dividends	49,417	592,437	36,449	417,710
Redeemed	(599,360)	(7,608,379)	(423,072)	(4,908,056)

Net increase (decrease)	225,103	$2,792,157	1,010,345	$11,831,346

102

Notes to Financial Statements (Continued)

	Year Ended September 30, 2017		Year Ended September 30, 2016

	Shares	Amount	Shares	Amount

MM RetireSMART 2045 Fund Class R3
Sold	784,876	$9,867,605	1,764,232	$20,283,276
Issued as reinvestment of dividends	76,688	917,958	45,914	526,172
Redeemed	(585,301)	(7,486,584)	(337,046)	(3,917,712)

Net increase (decrease)	276,263	$3,298,979	1,473,100	$16,891,736

MM RetireSMART 2050 Fund Class I
Sold	201,489	$1,818,771	142,082	$1,144,078
Issued as reinvestment of dividends	5,865	49,841	5,854	47,005
Redeemed	(80,552)	(736,387)	(27,450)	(223,890)

Net increase (decrease)	126,802	$1,132,225	120,486	$967,193

MM RetireSMART 2050 Fund Class R5
Sold	735,449	$6,560,326	1,025,355	$8,096,335
Issued as reinvestment of dividends	18,666	158,474	4,944	39,698
Redeemed	(210,008)	(1,898,230)	(222,038)	(1,787,005)

Net increase (decrease)	544,107	$4,820,570	808,261	$6,349,028

MM RetireSMART 2050 Fund Service Class
Sold	1,183,394	$10,601,493	1,588,846	$12,953,580
Issued as reinvestment of dividends	77,320	657,064	191,638	1,540,769
Redeemed	(1,563,914)	(13,678,074)	(2,056,834)	(16,481,327)

Net increase (decrease)	(303,200)	$(2,419,517)	(276,350)	$(1,986,978)

MM RetireSMART 2050 Fund Administrative Class
Sold	1,409,494	$12,804,902	1,407,266	$11,352,823
Issued as reinvestment of dividends	66,139	562,043	133,151	1,070,536
Redeemed	(1,554,299)	(14,178,660)	(1,049,582)	(8,469,416)

Net increase (decrease)	(78,666)	$(811,715)	490,835	$3,953,943

MM RetireSMART 2050 Fund Class A
Sold	659,863	$5,859,873	882,802	$7,081,328
Issued as reinvestment of dividends	37,632	317,897	76,016	607,364
Redeemed	(1,068,758)	(9,624,896)	(623,654)	(5,008,314)

Net increase (decrease)	(371,263)	$(3,447,126)	335,164	$2,680,378

MM RetireSMART 2050 Fund Class R4
Sold	830,646	$7,360,356	1,617,152	$13,094,193
Issued as reinvestment of dividends	38,688	325,666	67,790	539,613
Redeemed	(1,064,998)	(9,336,370)	(509,713)	(4,109,015)

Net increase (decrease)	(195,664)	$(1,650,348)	1,175,229	$9,524,791

MM RetireSMART 2050 Fund Class R3
Sold	1,144,321	$9,973,045	2,040,051	$16,226,219
Issued as reinvestment of dividends	54,816	458,672	80,913	641,640
Redeemed	(927,383)	(8,287,152)	(493,832)	(3,991,554)

Net increase (decrease)	271,754	$2,144,565	1,627,132	$12,876,305

MM RetireSMART 2055 Fund Class I
Sold	134,575	$1,464,764	63,674	$623,281
Issued as reinvestment of dividends	3,149	32,026	957	9,291
Redeemed	(43,155)	(472,472)	(20,843)	(206,418)

Net increase (decrease)	94,569	$1,024,318	43,788	$426,154

103

Notes to Financial Statements (Continued)

	Year Ended September 30, 2017		Year Ended September 30, 2016

	Shares	Amount	Shares	Amount

MM RetireSMART 2055 Fund Class R5
Sold	2,884	$30,833	10,776	$103,114
Issued as reinvestment of dividends	223	2,274	691	6,710
Redeemed	(8,202)	(91,605)	(31,733)	(311,160)

Net increase (decrease)	(5,095)	$(58,498)	(20,266)	$(201,336)

MM RetireSMART 2055 Fund Service Class
Sold	164,702	$1,782,426	141,473	$1,384,792
Issued as reinvestment of dividends	6,324	64,497	2,292	22,321
Redeemed	(81,419)	(882,229)	(28,457)	(280,044)

Net increase (decrease)	89,607	$964,694	115,308	$1,127,069

MM RetireSMART 2055 Fund Administrative Class
Sold	266,649	$2,852,378	158,331	$1,545,786
Issued as reinvestment of dividends	9,321	94,685	3,180	30,879
Redeemed	(90,098)	(970,056)	(50,789)	(493,109)

Net increase (decrease)	185,872	$1,977,007	110,722	$1,083,556

MM RetireSMART 2055 Fund Class A
Sold	164,255	$1,764,001	162,159	$1,572,797
Issued as reinvestment of dividends	11,911	120,881	6,420	62,282
Redeemed	(167,601)	(1,744,084)	(74,933)	(733,034)

Net increase (decrease)	8,565	$140,798	93,646	$902,045

MM RetireSMART 2055 Fund Class R4
Sold	399,582	$4,248,375	473,066	$4,653,313
Issued as reinvestment of dividends	14,322	145,061	5,738	55,542
Redeemed	(179,726)	(1,927,289)	(118,245)	(1,153,252)

Net increase (decrease)	234,178	$2,466,147	360,559	$3,555,603

MM RetireSMART 2055 Fund Class R3
Sold	711,922	$7,601,472	891,494	$8,656,888
Issued as reinvestment of dividends	33,855	341,931	11,499	111,076
Redeemed	(490,960)	(5,310,974)	(121,065)	(1,181,747)

Net increase (decrease)	254,817	$2,632,429	781,928	$7,586,217

MM RetireSMART 2060 Fund Class I*
Sold	53,949	$590,127	940,000	$9,400,000
Issued as reinvestment of dividends	14	134	14,607	140,081
Redeemed	(22,972)	(258,760)	-	-

Net increase (decrease)	30,991	$331,501	954,607	$9,540,081

MM RetireSMART 2060 Fund Class R5*
Sold	2,387	$25,244	10,000	$100,000
Issued as reinvestment of dividends	-	-	154	1,480
Redeemed	(30)	(337)	-	-

Net increase (decrease)	2,357	$24,907	10,154	$101,480

MM RetireSMART 2060 Fund Service Class*
Sold	13,098	$141,701	11,083	$110,908
Issued as reinvestment of dividends	118	1,171	153	1,469
Redeemed	(319)	(3,336)	(2)	(18)

Net increase (decrease)	12,897	$139,536	11,234	$112,359

104

Notes to Financial Statements (Continued)

	Year Ended September 30, 2017		Year Ended September 30, 2016

	Shares	Amount	Shares	Amount

MM RetireSMART 2060 Fund Administrative Class*
Sold	23,138	$241,840	11,200	$112,090
Issued as reinvestment of dividends	372	3,683	152	1,459
Redeemed	(4,130)	(43,655)	-	-

Net increase (decrease)	19,380	$201,868	11,352	$113,549

MM RetireSMART 2060 Fund Class A*
Sold	2,420	$26,254	11,085	$110,783
Issued as reinvestment of dividends	46	457	149	1,433
Redeemed	(1)	(11)	-	-

Net increase (decrease)	2,465	$26,700	11,234	$112,216

MM RetireSMART 2060 Fund Class R4*
Sold	4,462	$47,799	10,000	$100,000
Issued as reinvestment of dividends	8	77	151	1,443
Redeemed	(334)	(3,667)	-	-

Net increase (decrease)	4,136	$44,209	10,151	$101,443

MM RetireSMART 2060 Fund Class R3*
Sold	20,530	$215,867	11,738	$117,593
Issued as reinvestment of dividends	218	2,160	148	1,417
Redeemed	(4,219)	(45,171)	-	-

Net increase (decrease)	16,529	$172,856	11,886	$119,010

*	Fund commenced operations on November 23, 2015.

Purchases of Class A shares are subject to a front-end sales charge of up to 5.75% of the amount purchased. A portion of the front-end sales charge may be retained by the Distributor. The Distributor retained $103 for MM RetireSMART 2050 Fund during the year ended September 30, 2017.

Redemptions or exchanges of Class A shares made within eighteen months of purchase from initial investments of $1 million or more are subject to a contingent deferred sales charge of 1% of the amount redeemed. The Distributor receives all contingent deferred sales charges. Any contingent deferred sales charges imposed during the year ended September 30, 2017, were waived for any redemptions or exchanges subject to such a charge.

6.	Federal Income Tax Information

At September 30, 2017, the aggregate cost of investments and the unrealized appreciation (depreciation) in the value of all investments owned by the Fund(s), as computed on a federal income tax basis, were as follows:

	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
MM RetireSMART Conservative Fund	$212,515,067	$4,958,724	$(969,845)	$3,988,879
MM RetireSMART Moderate Fund	292,903,285	16,743,895	(895,495)	15,848,400
MM RetireSMART Moderate Growth Fund	240,449,240	21,087,611	(204,916)	20,882,695
MM RetireSMART Growth Fund	106,290,498	9,499,658	(23,300)	9,476,358
MM RetireSMART In Retirement Fund	81,411,641	2,386,225	(319,020)	2,067,205
MM RetireSMART 2010 Fund	64,281,489	1,749,456	(238,116)	1,511,340
MM RetireSMART 2015 Fund	79,391,317	3,350,375	(246,552)	3,103,823
MM RetireSMART 2020 Fund	456,363,500	25,816,960	(1,089,703)	24,727,257

105

Notes to Financial Statements (Continued)

	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
MM RetireSMART 2025 Fund	$254,965,705	$19,465,984	$(303,570)	$19,162,414
MM RetireSMART 2030 Fund	504,650,181	42,548,340	(482,998)	42,065,342
MM RetireSMART 2035 Fund	186,770,103	18,384,242	(121,118)	18,263,124
MM RetireSMART 2040 Fund	300,915,634	27,353,193	(224,555)	27,128,638
MM RetireSMART 2045 Fund	110,825,890	11,468,216	(50,123)	11,418,093
MM RetireSMART 2050 Fund	155,982,329	15,510,375	(45,645)	15,464,730
MM RetireSMART 2055 Fund	37,396,320	3,787,489	(5,956)	3,781,533
MM RetireSMART 2060 Fund	11,378,344	1,296,955	(3,089)	1,293,866

Net capital loss carryforwards may be applied against any net realized taxable gains in succeeding years, subject to the carryforward period limitations, where applicable. On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President. The Modernization Act changed the capital loss carryforward rules as they relate to regulated investment companies. Capital losses generated in tax years beginning after the date of enactment may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for up to eight tax years as short-term capital losses. The provisions affecting the utilization of capital loss carryforwards under the Modernization Act also require the utilization of post-enactment losses prior to the utilization of pre-enactment losses.

At September 30, 2017, the following Fund(s) had available, for federal income tax purposes, pre-enactment unused capital losses:

	Expiring 2018	Expiring 2019
MM RetireSMART 2010 Fund	$865,289	$-

Net capital loss carryforwards for the Fund(s) shown in the above table are from pre-enactment years and are, therefore, subject to the eight-year carryforward period and possible expiration.

At September 30, 2017, the following Fund(s) had post-enactment accumulated capital loss carryforwards:

Long term Capital Loss Carryforward
MM RetireSMART Conservative Fund	$1,497,935
MM RetireSMART In Retirement Fund	1,156,783
MM RetireSMART 2010 Fund	1,723,696
MM RetireSMART 2020 Fund	1,101,276

Net capital loss carryforwards for the Fund(s) shown in the above table are from post-enactment years and are, therefore, not subject to the eight-year carryforward period and possible expiration.

The following Fund(s) elected to defer to the fiscal year beginning October 1, 2017, post-October capital losses:

Post-October Loss
MM RetireSMART In Retirement Fund	$147,398

Generally accepted accounting principles in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital.

106

Notes to Financial Statements (Continued)

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended September 30, 2017, was as follows:

	Ordinary Income	Long Term Capital Gain	Return of Capital
MM RetireSMART Conservative Fund	$3,676,535	$-	$234,856
MM RetireSMART Moderate Fund	5,768,694	-	-
MM RetireSMART Moderate Growth Fund	4,287,148	-	-
MM RetireSMART Growth Fund	1,185,044	66,713	-
MM RetireSMART In Retirement Fund	1,904,432	-	-
MM RetireSMART 2010 Fund	2,022,692	-	-
MM RetireSMART 2015 Fund	1,726,230	4,516	-
MM RetireSMART 2020 Fund	8,500,772	-	1,056,702
MM RetireSMART 2025 Fund	4,093,657	1,384,770	-
MM RetireSMART 2030 Fund	9,494,980	-	-
MM RetireSMART 2035 Fund	2,875,404	1,442,197	-
MM RetireSMART 2040 Fund	5,106,275	-	-
MM RetireSMART 2045 Fund	1,720,832	1,001,034	-
MM RetireSMART 2050 Fund	2,361,943	167,714	-
MM RetireSMART 2055 Fund	486,996	342,878	-
MM RetireSMART 2060 Fund	178,319	268,668	-

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended September 30, 2016, was as follows:

	Ordinary Income	Long Term Capital Gain	Return of Capital
MM RetireSMART Conservative Fund	$4,588,164	$610,912	$-
MM RetireSMART Moderate Fund	6,837,367	4,125,496	-
MM RetireSMART Moderate Growth Fund	4,747,617	5,630,015	-
MM RetireSMART Growth Fund	1,415,323	2,948,527	-
MM RetireSMART 2015 Fund	2,067,255	396,450	-
MM RetireSMART 2020 Fund	9,951,909	7,922,199	-
MM RetireSMART 2025 Fund	3,542,684	1,140,211	-
MM RetireSMART 2030 Fund	9,436,842	13,435,653	-
MM RetireSMART 2035 Fund	2,324,240	969,726	-
MM RetireSMART 2040 Fund	5,165,066	10,285,668	-
MM RetireSMART 2045 Fund	1,202,054	606,195	-
MM RetireSMART 2050 Fund	1,915,615	2,574,741	-
MM RetireSMART 2055 Fund	245,819	79,527	-
MM RetireSMART 2060 Fund	148,782	-	-

The following Fund(s) have elected to pass through the foreign tax credit for the year ended September 30, 2017:

Amount
MM RetireSMART Conservative Fund	$16,038
MM RetireSMART Moderate Fund	49,058
MM RetireSMART Moderate Growth Fund	59,035
MM RetireSMART Growth Fund	25,076
MM RetireSMART In Retirement Fund	8,301
MM RetireSMART 2010 Fund	7,515
MM RetireSMART 2015 Fund	12,354

107

Notes to Financial Statements (Continued)

Amount
MM RetireSMART 2020 Fund	$77,430
MM RetireSMART 2025 Fund	48,425
MM RetireSMART 2030 Fund	121,371
MM RetireSMART 2035 Fund	45,588
MM RetireSMART 2040 Fund	77,118
MM RetireSMART 2045 Fund	26,257
MM RetireSMART 2050 Fund	38,885
MM RetireSMART 2055 Fund	8,373
MM RetireSMART 2060 Fund	2,746

Capital accounts within the financial statements are periodically adjusted for permanent differences between book and tax accounting. These adjustments have no impact on net assets or the results of operations. Temporary book and tax accounting differences will reverse in subsequent periods. At September 30, 2017, temporary book and tax accounting differences were primarily attributable to investments in the deferral of wash sale losses, and deferred Trustee compensation.

At September 30, 2017, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gain (Capital Loss Carryover)	Other Temporary Differences	Unrealized Appreciation (Depreciation)
MM RetireSMART Conservative Fund	$-	$(1,497,935)	$(419,071)	$3,988,879
MM RetireSMART Moderate Fund	-	-	(666,182)	15,848,400
MM RetireSMART Moderate Growth Fund	414,462	1,270,542	(45,134)	20,882,695
MM RetireSMART Growth Fund	-	600,935	(13,368)	9,476,358
MM RetireSMART In Retirement Fund	1,301,641	(1,156,783)	(174,694)	2,067,205
MM RetireSMART 2010 Fund	1,061,605	(2,588,985)	(25,887)	1,511,340
MM RetireSMART 2015 Fund	547,299	67,728	(7,186)	3,103,823
MM RetireSMART 2020 Fund	-	(1,101,276)	(1,207,061)	24,727,257
MM RetireSMART 2025 Fund	949,196	3,299,548	(15,549)	19,162,414
MM RetireSMART 2030 Fund	14,240	-	(90,391)	42,065,342
MM RetireSMART 2035 Fund	749,065	2,595,888	(11,622)	18,263,124
MM RetireSMART 2040 Fund	406,197	1,258,104	(54,713)	27,128,638
MM RetireSMART 2045 Fund	174,605	1,694,249	(6,549)	11,418,093
MM RetireSMART 2050 Fund	272,810	2,361,190	(15,247)	15,464,730
MM RetireSMART 2055 Fund	115,196	1,037,215	(1,574)	3,781,533
MM RetireSMART 2060 Fund	14,031	194,091	(513)	1,293,866

During the year ended September 30, 2017, the following amounts were reclassified due to permanent differences between book and tax accounting:

	Paid-in Capital	Accumulated Net Realized Gain (Loss) on Investments	Undistributed Net Investment Income (Loss)
MM RetireSMART Conservative Fund	$(234,743)	$(84,735)	$319,478
MM RetireSMART Moderate Fund	215	(689,980)	689,765
MM RetireSMART Moderate Growth Fund	166	(1,061,968)	1,061,802
MM RetireSMART Growth Fund	46	(485,367)	485,321
MM RetireSMART In Retirement Fund	(15,224,592)	15,205,100	19,492

108

Notes to Financial Statements (Continued)

	Paid-in Capital	Accumulated Net Realized Gain (Loss) on Investments	Undistributed Net Investment Income (Loss)
MM RetireSMART 2010 Fund	$(15,420,812)	$15,397,099	$23,713
MM RetireSMART 2015 Fund	22	(457,200)	457,178
MM RetireSMART 2020 Fund	(1,056,317)	(91,096)	1,147,413
MM RetireSMART 2025 Fund	46	(1,076,287)	1,076,241
MM RetireSMART 2030 Fund	330	(1,919,171)	1,918,841
MM RetireSMART 2035 Fund	33	(882,797)	882,764
MM RetireSMART 2040 Fund	201	(1,239,682)	1,239,481
MM RetireSMART 2045 Fund	18	(513,737)	513,719
MM RetireSMART 2050 Fund	47	(635,917)	635,870
MM RetireSMART 2055 Fund	5	(161,186)	161,181
MM RetireSMART 2060 Fund	-	(13,245)	13,245

The Funds did not have any unrecognized tax benefits at September 30, 2017, nor were there any increases or decreases in unrecognized tax benefits for the year then ended. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statements of Operations. During the year ended September 30, 2017, the Funds did not incur any such interest or penalties. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years, or the returns filed to date for Funds in existence less than three years. Foreign taxes are provided for based on the Funds’ understanding of the tax rules and rates that exist in the foreign markets in which they invest.

7.	Investment in Affiliated Issuers

A summary of the Funds’ transactions in the securities of affiliated issuers during the year ended September 30, 2017, was as follows:

	Beginning Value as of 9/30/16	Purchases	Sales	Change in Unrealized Appreciation/ Depreciation	Net Realized Gain (Loss)	Value as of 9/30/17	Number of Shares Held as of 9/30/17	Dividend Income	Realized Gains Distributions
MM RetireSMART Conservative Fund
Barings Global Floating Rate Fund, Class Y*	$1,457,850	$1,652,046	$(1,372,425)	$(48,640)	$70,149	$1,758,980	183,801	$76,038	$-
MassMutual Premier Core Bond Fund, Class I	33,920,347	11,475,305	(10,426,764)	(141,608)	(359,915)	34,467,365	3,122,044	944,810	-
MassMutual Premier Disciplined Growth Fund, Class I	3,404,864	1,558,828	(1,553,605)	463,078	(5,757)	3,867,408	294,547	52,696	251,068
MassMutual Premier Disciplined Value Fund, Class I	3,437,627	1,441,568	(1,442,731)	304,674	50,480	3,791,618	214,458	117,271	124,406
MassMutual Premier High Yield Fund, Class I	6,380,438	5,918,421	(6,548,367)	(112,297)	356,637	5,994,832	623,163	261,170	-
MassMutual Premier Inflation-Protected and Income Fund, Class I	6,221,413	3,902,693	(5,661,013)	(296,250)	48,257	4,215,100	402,973	203,000	-
MassMutual Premier International Equity Fund, Class I	1,731,162	1,140,905	(889,569)	279,243	(52,306)	2,209,435	164,392	22,400	25,684
MassMutual Premier Short-Duration Bond Fund, Class I	19,104,536	19,185,702	(10,393,496)	57,529	(23,103)	27,931,168	2,685,689	629,251	-
MassMutual Premier Strategic Emerging Markets Fund, Class I	3,828,177	1,760,850	(2,606,729)	680,036	(159,884)	3,502,450	271,929	37,071	-
MassMutual Select Blue Chip Growth Fund, Class I	1,221,274	583,472	(1,054,097)	62,978	73,647	887,274	44,857	4,483	29,968
MassMutual Select Diversified International Fund, Class I	809,910	163,586	(1,004,010)	17,683	12,831	-	-	46,391	-

109

Notes to Financial Statements (Continued)

	Beginning Value as of 9/30/16	Purchases	Sales	Change in Unrealized Appreciation/ Depreciation	Net Realized Gain (Loss)	Value as of 9/30/17	Number of Shares Held as of 9/30/17	Dividend Income	Realized Gains Distributions
MM RetireSMART Conservative Fund (Continued)
MassMutual Select Diversified Value Fund, Class I	$582,570	$744,362	$(429,164)	$59,706	$29,230	$986,704	59,119	$16,788	$29,929
MassMutual Select Equity Opportunities Fund, Class I	3,135,627	939,221	(1,874,378)	791,645	(247,145)	2,744,970	122,270	38,271	51,337
MassMutual Select Fundamental Growth Fund, Class I	544,066	596,815	(418,910)	65,227	(10,738)	776,460	91,998	6,926	77,862
MassMutual Select Fundamental Value Fund, Class I	511,614	736,156	(408,295)	25,124	12,857	877,456	67,445	12,626	49,182
MassMutual Select Growth Opportunities Fund, Class I	417,155	409,412	(338,158)	78,461	(13,983)	552,887	46,151	-	34,345
MassMutual Select Large Cap Value Fund, Class I	468,457	666,087	(396,566)	53,286	18,214	809,478	100,307	15,389	28,969
MassMutual Select Mid Cap Growth Fund, Class I	1,331,245	396,535	(948,413)	104,864	29,460	913,691	41,683	2,048	55,293
MassMutual Select Mid-Cap Value Fund, Class I	1,822,032	1,402,382	(1,984,868)	196,839	(21,772)	1,414,613	93,067	25,836	32,594
MassMutual Select Overseas Fund, Class I	3,806,524	8,373,033	(7,344,864)	923,995	184,360	5,943,048	618,423	101,372	-
MassMutual Select Small Cap Growth Equity Fund, Class I	939,029	425,038	(561,877)	262,950	(81,422)	983,718	62,498	-	-
MassMutual Select Small Cap Value Equity Fund, Class I	1,369,950	650,052	(796,898)	42,698	87,059	1,352,861	74,868	5,551	64,332
MassMutual Select Small Company Value Fund, Class I	579,239	193,910	(329,124)	143,048	(57,673)	529,400	39,361	5,448	3,247
MassMutual Select Strategic Bond Fund, Class I	12,135,253	3,673,174	(3,219,045)	(50,701)	78,052	12,616,733	1,184,670	279,176	-
MassMutual Select Total Return Bond Fund, Class I	14,315,791	5,658,257	(4,178,060)	(432,360)	(53,058)	15,310,570	1,532,590	324,675	261,465
MM Select Bond and Income Asset Fund, Class I	41,173,644	4,632,563	(2,364,066)	(993,724)	(56,681)	42,391,736	4,330,106	202,908	1,901
MM Select Equity Asset Fund, Class I	25,137,775	3,770,088	(2,393,483)	4,071,492	275,804	30,861,676	2,604,361	147,795	1,478
Oppenheimer Developing Markets Fund, Class I**	843,026	11,900	(833,245)	27,574	(49,255)	-	-	-	-
Oppenheimer International Bond Fund, Class I**	2,196,979	6,624,875	(2,589,094)	60,251	81,815	6,374,826	1,073,203	204,096	-
Oppenheimer Real Estate Fund, Class I**	776,829	1,810,205	(1,927,885)	(44,936)	(109,072)	505,141	19,825	21,314	123,027

	$193,604,403	$90,497,441	$(76,289,199)	$6,651,865	$107,088	$214,571,598		$3,804,800	$1,246,087

MM RetireSMART Moderate Fund
Barings Global Floating Rate Fund, Class Y*	$2,436,564	$1,218,718	$(1,869,643)	$(9,113)	$46,044	$1,822,570	190,446	$96,013	$-
MassMutual Premier Core Bond Fund, Class I	31,566,393	8,994,601	(10,964,344)	(233,266)	(324,022)	29,039,362	2,630,377	927,708	-
MassMutual Premier Disciplined Growth Fund, Class I	7,947,380	2,385,990	(3,694,128)	835,212	87,906	7,562,360	575,960	114,137	543,806
MassMutual Premier Disciplined Value Fund, Class I	8,066,194	2,042,790	(3,521,356)	506,620	228,312	7,322,560	414,172	254,224	269,691
MassMutual Premier High Yield Fund, Class I	10,490,353	4,400,870	(9,366,401)	(307,808)	550,997	5,768,011	599,585	413,489	-
MassMutual Premier Inflation-Protected and Income Fund, Class I	5,970,671	3,089,373	(5,268,587)	(251,950)	23,007	3,562,514	340,585	182,311	-
MassMutual Premier International Equity Fund, Class I	6,845,568	1,401,966	(3,060,457)	868,282	(267,646)	5,787,713	430,633	79,802	91,502
MassMutual Premier Short-Duration Bond Fund, Class I	15,644,648	13,011,324	(5,510,054)	119,326	(35,169)	23,230,075	2,233,661	438,924	-

110

Notes to Financial Statements (Continued)

	Beginning Value as of 9/30/16	Purchases	Sales	Change in Unrealized Appreciation/ Depreciation	Net Realized Gain (Loss)	Value as of 9/30/17	Number of Shares Held as of 9/30/17	Dividend Income	Realized Gains Distributions
MM RetireSMART Moderate Fund (Continued)
MassMutual Premier Strategic Emerging Markets Fund, Class I	$9,413,922	$4,500,700	$(5,887,213)	$1,822,818	$(569,213)	$9,281,014	720,576	$78,443	$-
MassMutual Select Blue Chip Growth Fund, Class I	3,859,221	2,134,060	(1,684,453)	709,090	11,792	5,029,710	254,283	21,199	141,709
MassMutual Select Diversified International Fund, Class I	2,839,961	480,532	(3,425,800)	145,086	(39,779)	-	-	162,511	-
MassMutual Select Diversified Value Fund, Class I	3,503,652	2,285,468	(1,417,968)	301,112	136,150	4,808,414	288,102	79,443	141,622
MassMutual Select Equity Opportunities Fund, Class I	5,945,553	1,449,077	(3,268,569)	1,494,929	(388,701)	5,232,289	233,064	78,026	104,668
MassMutual Select Fundamental Growth Fund, Class I	3,268,569	2,177,163	(1,294,782)	370,866	(107,187)	4,414,629	523,060	32,753	368,195
MassMutual Select Fundamental Value Fund, Class I	3,096,670	2,278,910	(1,292,636)	353,564	(168,964)	4,267,544	328,020	59,733	232,671
MassMutual Select Growth Opportunities Fund, Class I	2,432,603	1,444,790	(1,043,802)	415,230	(101,851)	3,146,970	262,685	-	162,316
MassMutual Select Large Cap Value Fund, Class I	2,828,368	2,062,682	(1,320,068)	519,433	(159,857)	3,930,558	487,058	72,795	137,033
MassMutual Select Mid Cap Growth Fund, Class I	5,065,333	1,649,916	(4,812,911)	240,884	243,244	2,386,466	108,872	9,264	250,019
MassMutual Select Mid-Cap Value Fund, Class I	6,906,354	2,650,294	(6,515,651)	447,070	300,396	3,788,463	249,241	117,226	147,888
MassMutual Select Overseas Fund, Class I	15,248,520	5,299,656	(7,985,693)	3,226,934	(244,423)	15,544,994	1,617,585	331,543	-
MassMutual Select Small Cap Growth Equity Fund, Class I	3,348,935	790,059	(2,049,854)	874,579	(301,077)	2,662,642	169,164	-	-
MassMutual Select Small Cap Value Equity Fund, Class I	4,849,870	1,263,342	(2,852,933)	142,178	278,639	3,681,096	203,713	19,891	230,514
MassMutual Select Small Company Value Fund, Class I	2,051,920	315,587	(1,228,077)	491,203	(208,209)	1,422,424	105,756	19,505	11,623
MassMutual Select Strategic Bond Fund, Class I	11,191,274	3,487,716	(4,015,769)	(115,675)	111,041	10,658,587	1,000,806	275,696	-
MassMutual Select Total Return Bond Fund, Class I	13,203,487	4,161,239	(3,928,243)	(387,118)	(115,046)	12,934,319	1,294,727	320,475	258,083
MM Select Bond and Income Asset Fund, Class I	37,224,597	2,867,995	(3,588,196)	(866,433)	(89,139)	35,548,824	3,631,136	183,859	1,723
MM Select Equity Asset Fund, Class I	77,735,492	7,010,705	(12,351,703)	11,627,040	1,298,544	85,320,078	7,200,007	457,012	4,570
Oppenheimer Developing Markets Fund, Class I**	2,051,109	24,100	(2,022,497)	88,682	(141,394)	-	-	-	-
Oppenheimer International Bond Fund, Class I**	3,735,309	4,676,936	(3,166,984)	(72,645)	151,202	5,323,818	896,266	220,796	-
Oppenheimer Real Estate Fund, Class I**	2,079,694	1,921,343	(2,519,231)	(107,190)	(161,338)	1,213,278	47,617	37,620	190,401

	$310,848,184	$91,477,902	$(120,928,003)	$23,248,940	$44,259	$304,691,282		$5,084,398	$3,288,034

MM RetireSMART Moderate Growth Fund
Barings Global Floating Rate Fund, Class Y*	$2,754,480	$225,269	$(2,241,329)	$(18,865)	$60,647	$780,202	81,526	$72,030	$-
MassMutual Premier Core Bond Fund, Class I	6,807,244	4,040,933	(2,772,830)	49,074	(101,422)	8,022,999	726,721	187,002	-
MassMutual Premier Disciplined Growth Fund, Class I	5,089,342	2,693,703	(2,954,868)	606,019	88,705	5,522,901	420,632	81,140	386,591
MassMutual Premier Disciplined Value Fund, Class I	5,204,376	2,273,883	(2,714,903)	429,239	120,840	5,313,435	300,534	181,031	192,045
MassMutual Premier High Yield Fund, Class I	11,932,495	1,519,870	(11,073,001)	(462,629)	586,029	2,502,764	260,163	411,994	-

111

Notes to Financial Statements (Continued)

	Beginning Value as of 9/30/16	Purchases	Sales	Change in Unrealized Appreciation/ Depreciation	Net Realized Gain (Loss)	Value as of 9/30/17	Number of Shares Held as of 9/30/17	Dividend Income	Realized Gains Distributions
MM RetireSMART Moderate Growth Fund (Continued)
MassMutual Premier Inflation-Protected and Income Fund, Class I	$1,343,976	$1,053,424	$(1,308,222)	$(57,594)	$7,990	$1,039,574	99,386	$41,315	$-
MassMutual Premier International Equity Fund, Class I	8,772,517	1,372,634	(4,054,847)	1,276,268	(562,657)	6,803,915	506,244	98,817	113,306
MassMutual Premier Short-Duration Bond Fund, Class I	2,292,872	9,398,138	(2,840,506)	35,861	13,853	8,900,218	855,790	136,285	-
MassMutual Premier Strategic Emerging Markets Fund, Class I	10,317,553	5,651,247	(6,482,333)	1,989,052	(536,184)	10,939,335	849,327	84,613	-
MassMutual Select Blue Chip Growth Fund, Class I	5,708,882	3,548,780	(2,144,637)	1,208,003	16,497	8,337,525	421,513	33,734	225,505
MassMutual Select Diversified International Fund, Class I	3,352,162	771,767	(4,259,427)	228,709	(93,211)	-	-	201,642	-
MassMutual Select Diversified Value Fund, Class I	5,598,334	3,318,836	(1,944,087)	536,279	196,196	7,705,558	461,687	126,595	225,683
MassMutual Select Equity Opportunities Fund , Class I	3,823,664	2,571,186	(2,603,894)	1,041,420	(107,029)	4,725,347	210,483	61,482	82,476
MassMutual Select Fundamental Growth Fund, Class I	5,221,663	3,434,455	(1,793,525)	652,556	(194,612)	7,320,537	867,362	52,134	586,070
MassMutual Select Fundamental Value Fund, Class I	4,956,644	3,267,041	(1,712,441)	500,541	(177,216)	6,834,569	525,332	95,181	370,751
MassMutual Select Growth Opportunities Fund, Class I	3,849,861	2,246,516	(1,407,553)	647,805	(117,617)	5,219,012	435,644	-	258,127
MassMutual Select Large Cap Value Fund, Class I	4,523,283	2,812,289	(1,650,787)	987,763	(379,842)	6,292,706	779,765	115,979	218,322
MassMutual Select Mid Cap Growth Fund, Class I	5,088,400	972,198	(3,694,472)	250,400	213,233	2,829,759	129,095	7,887	212,858
MassMutual Select Mid-Cap Value Fund, Class I	6,945,959	1,358,645	(4,425,528)	328,150	366,315	4,573,541	300,891	100,006	126,164
MassMutual Select Overseas Fund, Class I	19,630,555	5,772,261	(10,716,265)	3,225,412	354,297	18,266,260	1,900,755	405,320	-
MassMutual Select Small Cap Growth Equity Fund, Class I	4,350,449	834,914	(2,734,834)	1,142,455	(391,615)	3,201,369	203,391	-	-
MassMutual Select Small Cap Value Equity Fund, Class I	6,313,796	1,177,679	(3,625,528)	208,572	367,226	4,441,745	245,808	26,958	312,424
MassMutual Select Small Company Value Fund, Class I	2,670,412	411,304	(1,762,873)	635,460	(254,031)	1,700,272	126,414	26,427	15,748
MassMutual Select Strategic Bond Fund, Class I	2,569,433	1,983,018	(1,597,335)	(8,288)	37,156	2,983,984	280,186	55,715	-
MassMutual Select Total Return Bond Fund, Class I	3,030,259	2,519,744	(1,860,419)	(68,964)	(11,365)	3,609,255	361,287	64,894	52,260
MM Select Bond and Income Asset Fund, Class I	9,306,702	3,376,311	(880,875)	(196,540)	(18,141)	11,587,457	1,183,601	46,669	437
MM Select Equity Asset Fund, Class I	88,235,364	10,088,136	(10,194,374)	13,982,195	1,225,269	103,336,590	8,720,387	521,512	5,215
Oppenheimer Developing Markets Fund, Class I**	2,297,620	23,100	(2,261,634)	172,481	(231,567)	-	-	-	-
Oppenheimer International Bond Fund, Class I**	3,851,248	1,264,526	(2,166,722)	(29,832)	24,326	2,943,546	495,546	150,722	-
Oppenheimer Real Estate Fund, Class I**	2,120,932	2,133,849	(2,575,240)	(103,746)	(140,877)	1,434,918	56,315	37,393	168,988

	$247,960,477	$82,115,656	$(102,455,289)	$29,187,256	$361,193	$257,169,293		$3,424,477	$3,552,970

MM RetireSMART Growth Fund
Barings Global Floating Rate Fund, Class Y*	$194,888	$29,747	$(169,338)	$(7,120)	$10,390	$58,567	6,120	$5,955	$-
MassMutual Premier Core Bond Fund, Class I	643,986	704,879	(429,859)	(7,644)	8,107	919,469	83,285	15,507	-

112

Notes to Financial Statements (Continued)

	Beginning Value as of 9/30/16	Purchases	Sales	Change in Unrealized Appreciation/ Depreciation	Net Realized Gain (Loss)	Value as of 9/30/17	Number of Shares Held as of 9/30/17	Dividend Income	Realized Gains Distributions
MM RetireSMART Growth Fund (Continued)
MassMutual Premier Disciplined Growth Fund, Class I	$599,598	$1,212,399	$(773,379)	$108,354	$24,706	$1,171,678	89,237	$14,166	$67,496
MassMutual Premier Disciplined Value Fund, Class I	624,712	1,134,495	(727,851)	54,322	45,339	1,131,017	63,972	31,534	33,452
MassMutual Premier High Yield Fund, Class I	841,873	223,889	(865,025)	(50,744)	60,064	210,057	21,835	35,142	-
MassMutual Premier Inflation-Protected and Income Fund, Class I	190,330	355,877	(180,159)	(8,935)	2,611	359,724	34,390	5,785	-
MassMutual Premier International Equity Fund, Class I	3,709,898	1,298,752	(2,019,870)	540,779	(164,139)	3,365,420	250,403	42,142	48,321
MassMutual Premier Short-Duration Bond Fund, Class I	223,154	2,156,412	(1,233,530)	6,483	4,266	1,156,785	111,229	12,280	-
MassMutual Premier Strategic Emerging Markets Fund, Class I	4,510,344	2,779,386	(2,689,156)	998,520	(287,976)	5,311,118	412,354	36,637	-
MassMutual Select Blue Chip Growth Fund, Class I	3,235,929	2,212,183	(1,212,365)	744,549	(21,640)	4,958,656	250,690	19,548	130,672
MassMutual Select Diversified International Fund, Class I	1,441,467	454,427	(1,957,284)	60,594	796	-	-	86,811	-
MassMutual Select Diversified Value Fund, Class I	3,185,660	2,160,997	(1,143,943)	318,087	107,937	4,628,738	277,336	73,202	130,498
MassMutual Select Equity Opportunities Fund, Class I	1,503,801	1,024,575	(775,394)	426,826	(53,189)	2,126,619	94,727	24,166	32,418
MassMutual Select Fundamental Growth Fund, Class I	2,970,375	2,131,328	(1,018,707)	376,543	(104,419)	4,355,120	516,009	30,199	339,485
MassMutual Select Fundamental Value Fund, Class I	2,824,136	2,063,446	(972,363)	324,430	(132,161)	4,107,488	315,718	55,052	214,441
MassMutual Select Growth Opportunities Fund, Class I	2,176,774	1,421,523	(809,881)	413,954	(98,320)	3,104,050	259,103	-	149,673
MassMutual Select Large Cap Value Fund, Class I	2,575,655	1,753,233	(906,969)	526,881	(169,113)	3,779,687	468,363	67,090	126,293
MassMutual Select Mid Cap Growth Fund, Class I	2,211,292	777,641	(1,784,541)	166,233	49,780	1,420,405	64,799	3,252	87,767
MassMutual Select Mid-Cap Value Fund, Class I	3,014,886	1,287,404	(2,336,962)	385,357	(85,669)	2,265,016	149,014	40,988	51,708
MassMutual Select Overseas Fund, Class I	8,290,728	3,918,952	(4,847,296)	1,981,353	(294,289)	9,049,448	941,670	171,376	-
MassMutual Select Small Cap Growth Equity Fund, Class I	1,949,684	806,964	(1,514,684)	527,930	(158,770)	1,611,124	102,359	-	-
MassMutual Select Small Cap Value Equity Fund, Class I	2,823,367	1,082,642	(1,959,521)	91,107	188,629	2,226,224	123,200	12,709	147,288
MassMutual Select Small Company Value Fund, Class I	1,194,391	421,027	(940,656)	254,927	(71,236)	858,453	63,826	12,474	7,433
MassMutual Select Strategic Bond Fund, Class I	259,620	321,118	(246,831)	(2,316)	7,246	338,837	31,816	4,566	-
MassMutual Select Total Return Bond Fund, Class I	304,345	387,143	(278,338)	(7,906)	3,154	408,398	40,881	5,258	4,235
MM Select Bond and Income Asset Fund, Class I	896,963	690,294	(71,211)	(16,666)	(1,509)	1,497,871	153,000	4,421	41
MM Select Equity Asset Fund, Class I	37,315,500	10,454,834	(2,525,727)	6,635,512	316,077	52,196,196	4,404,742	220,691	2,207
Oppenheimer Developing Markets Fund, Class I**	988,809	-	(964,211)	60,117	(84,715)	-	-	-	-
Oppenheimer International Bond Fund, Class I**	389,915	170,074	(366,133)	(19,047)	14,944	189,753	31,945	15,020	-
Oppenheimer Real Estate Fund, Class I**	855,368	1,309,471	(1,315,769)	(40,533)	(31,478)	777,059	30,497	14,403	49,415

	$91,947,448	$44,745,112	$(37,036,953)	$14,841,947	$(914,577)	$113,582,977		$1,060,374	$1,622,843

113

Notes to Financial Statements (Continued)

	Beginning Value as of 9/30/16	Purchases	Sales	Change in Unrealized Appreciation/ Depreciation	Net Realized Gain (Loss)	Value as of 9/30/17	Number of Shares Held as of 9/30/17	Dividend Income	Realized Gains Distributions
MM RetireSMART In Retirement Fund
Barings Global Floating Rate Fund, Class Y*	$561,812	$640,253	$(565,508)	$(23,611)	$31,818	$644,764	67,373	$28,527	$-
MassMutual Premier Core Bond Fund, Class I	10,253,643	4,949,931	(4,260,767)	9,937	(155,960)	10,796,784	977,970	292,071	-
MassMutual Premier Disciplined Growth Fund, Class I	1,996,172	679,273	(1,062,551)	239,830	(14,870)	1,837,854	139,974	29,984	142,859
MassMutual Premier Disciplined Value Fund, Class I	2,013,103	573,708	(974,643)	137,263	46,927	1,796,358	101,604	66,762	70,823
MassMutual Premier High Yield Fund, Class I	2,413,952	2,121,782	(2,607,439)	(66,747)	153,317	2,014,865	209,445	98,534	-
MassMutual Premier Inflation-Protected and Income Fund, Class I	8,190,592	1,845,790	(5,352,628)	(290,624)	(2,680)	4,390,450	419,737	227,271	-
MassMutual Premier International Equity Fund, Class I	882,753	639,545	(610,642)	127,695	(30,614)	1,008,737	75,055	10,802	12,386
MassMutual Premier Short-Duration Bond Fund, Class I	9,002,162	9,870,804	(8,680,097)	(10,113)	(31,430)	10,151,326	976,089	306,475	-
MassMutual Premier Strategic Emerging Markets Fund, Class I	2,215,911	752,092	(1,659,856)	291,670	(42,830)	1,556,987	120,884	21,784	-
MassMutual Select Blue Chip Growth Fund, Class I	789,968	320,897	(858,997)	5,967	45,617	303,452	15,341	2,487	16,627
MassMutual Select Diversified International Fund, Class I	432,922	72,060	(517,981)	5,469	7,530	-	-	22,511	-
MassMutual Select Diversified Value Fund, Class I	327,441	389,713	(391,860)	5,769	33,465	364,528	21,841	9,312	16,601
MassMutual Select Equity Opportunities Fund, Class I	1,841,585	398,635	(1,239,520)	417,196	(123,490)	1,294,406	57,657	21,975	29,479
MassMutual Select Fundamental Growth Fund, Class I	305,806	271,993	(328,683)	21,037	(5,982)	264,171	31,300	3,842	43,190
MassMutual Select Fundamental Value Fund, Class I	287,974	394,666	(370,435)	790	12,711	325,706	25,035	7,003	27,278
MassMutual Select Growth Opportunities Fund, Class I	233,366	189,243	(254,367)	25,340	(5,111)	188,471	15,732	-	19,040
MassMutual Select Large Cap Value Fund, Class I	263,695	366,056	(357,169)	9,713	19,334	301,629	37,377	8,535	16,066
MassMutual Select Mid Cap Growth Fund, Class I	670,882	330,399	(638,726)	33,682	17,857	414,094	18,891	783	21,123
MassMutual Select Mid-Cap Value Fund, Class I	912,854	846,546	(1,180,398)	72,287	(6,119)	645,170	42,445	9,885	12,471
MassMutual Select Overseas Fund, Class I	1,935,938	4,118,273	(3,865,380)	397,705	124,012	2,710,548	282,055	50,827	-
MassMutual Select Small Cap Growth Equity Fund, Class I	490,301	245,390	(375,740)	118,219	(35,732)	442,438	28,109	-	-
MassMutual Select Small Cap Value Equity Fund, Class I	707,530	360,807	(516,530)	11,763	45,955	609,525	33,731	2,619	30,351
MassMutual Select Small Company Value Fund, Class I	299,503	117,242	(218,287)	60,769	(21,941)	237,286	17,642	2,570	1,531
MassMutual Select Strategic Bond Fund, Class I	4,425,065	1,713,047	(2,195,380)	(44,825)	55,091	3,952,998	371,174	86,125	-
MassMutual Select Total Return Bond Fund, Class I	5,186,725	2,406,514	(2,664,386)	(112,317)	(34,923)	4,781,613	478,640	99,205	79,891
MM Select Bond and Income Asset Fund, Class I	17,124,798	1,027,567	(2,413,032)	(394,999)	(63,176)	15,281,158	1,560,895	86,862	814
MM Select Equity Asset Fund, Class I	13,159,439	1,297,972	(2,867,753)	1,893,804	300,607	13,784,069	1,163,213	79,080	791
Oppenheimer Developing Markets Fund, Class I**	469,791	19,100	(476,338)	12,062	(24,615)	-	-	-	-
Oppenheimer International Bond Fund, Class I**	938,924	2,559,342	(1,285,710)	14,304	40,280	2,267,140	381,673	79,033	-
Oppenheimer Real Estate Fund, Class I**	500,672	1,024,703	(1,217,345)	(27,222)	(72,089)	208,719	8,191	12,023	76,660

	$88,835,279	$40,543,343	$(50,008,148)	$2,941,813	$262,959	$82,575,246		$1,666,887	$617,981

114

Notes to Financial Statements (Continued)

	Beginning Value as of 9/30/16	Purchases	Sales	Change in Unrealized Appreciation/ Depreciation	Net Realized Gain (Loss)	Value as of 9/30/17	Number of Shares Held as of 9/30/17	Dividend Income	Realized Gains Distributions
MM RetireSMART 2010 Fund
Barings Global Floating Rate Fund, Class Y*	$568,152	$516,215	$(579,020)	$(22,431)	$30,494	$513,410	53,648	$25,272	$-
MassMutual Premier Core Bond Fund, Class I	7,971,236	3,820,375	(4,018,571)	(3,595)	(143,686)	7,625,759	690,739	256,217	-
MassMutual Premier Disciplined Growth Fund, Class I	1,612,386	1,119,906	(1,446,840)	152,566	38,299	1,476,317	112,438	25,777	122,816
MassMutual Premier Disciplined Value Fund, Class I	1,638,310	1,032,142	(1,384,350)	56,847	94,089	1,437,038	81,280	57,073	60,546
MassMutual Premier High Yield Fund, Class I	2,474,917	1,658,299	(2,618,928)	(77,385)	145,943	1,582,846	164,537	98,546	-
MassMutual Premier Inflation-Protected and Income Fund, Class I	5,821,914	1,849,246	(4,365,365)	(249,095)	45,176	3,101,876	296,546	162,853	-
MassMutual Premier International Equity Fund, Class I	1,148,122	546,203	(869,860)	146,000	(46,926)	923,539	68,716	14,119	16,189
MassMutual Premier Short-Duration Bond Fund, Class I	5,135,275	6,276,977	(4,431,860)	12,354	11,743	7,004,489	673,509	145,715	-
MassMutual Premier Strategic Emerging Markets Fund, Class I	1,873,647	909,106	(1,560,476)	186,098	32,769	1,441,144	111,890	16,882	-
MassMutual Select Blue Chip Growth Fund, Class I	513,054	369,478	(465,931)	33,281	38,043	487,925	24,668	2,296	15,348
MassMutual Select Diversified International Fund, Class I	467,434	147,796	(631,146)	5,335	10,581	-	-	28,626	-
MassMutual Select Diversified Value Fund, Class I	312,289	445,374	(293,945)	17,426	25,823	506,967	30,376	8,556	15,252
MassMutual Select Equity Opportunities Fund, Class I	1,469,784	377,258	(1,034,060)	288,625	(53,453)	1,048,154	46,688	18,187	24,398
MassMutual Select Fundamental Growth Fund, Class I	291,910	397,075	(287,571)	33,279	(6,934)	427,759	50,682	3,543	39,834
MassMutual Select Fundamental Value Fund, Class I	273,812	443,790	(284,290)	4,913	12,359	450,584	34,634	6,437	25,073
MassMutual Select Growth Opportunities Fund, Class I	224,785	262,658	(215,231)	36,639	(3,841)	305,010	25,460	-	17,639
MassMutual Select Large Cap Value Fund, Class I	251,045	408,388	(278,489)	18,036	17,010	415,990	51,548	7,848	14,774
MassMutual Select Mid Cap Growth Fund, Class I	878,956	366,457	(943,034)	52,344	23,315	378,038	17,246	1,609	43,428
MassMutual Select Mid-Cap Value Fund, Class I	1,202,221	686,658	(1,409,346)	103,748	11,700	594,981	39,143	20,190	25,471
MassMutual Select Overseas Fund, Class I	2,556,492	2,725,402	(3,287,718)	434,561	51,625	2,480,362	258,102	44,625	-
MassMutual Select Small Cap Growth Equity Fund, Class I	586,659	185,963	(455,076)	127,418	(32,981)	411,983	26,174	-	-
MassMutual Select Small Cap Value Equity Fund, Class I	855,066	282,415	(633,811)	21,997	43,654	569,321	31,506	3,547	41,102
MassMutual Select Small Company Value Fund, Class I	361,637	75,734	(262,733)	69,612	(23,700)	220,550	16,398	3,480	2,074
MassMutual Select Strategic Bond Fund, Class I	3,478,197	1,095,143	(1,773,155)	(42,526)	41,053	2,798,712	262,790	74,893	-
MassMutual Select Total Return Bond Fund, Class I	4,073,954	1,985,281	(2,540,824)	(120,092)	(14,812)	3,383,507	338,689	86,235	69,446
MM Select Bond and Income Asset Fund, Class I	13,466,397	598,902	(2,989,887)	(281,289)	(86,715)	10,707,408	1,093,709	66,364	622
MM Select Equity Asset Fund, Class I	14,432,986	927,434	(4,536,496)	1,707,810	446,484	12,978,218	1,095,208	83,032	830
Oppenheimer Developing Markets Fund, Class I**	427,821	-	(417,952)	6,172	(16,041)	-	-	-	-
Oppenheimer International Bond Fund, Class I**	774,331	1,910,339	(1,127,263)	(12,575)	50,813	1,595,645	268,627	60,083	-
Oppenheimer Real Estate Fund, Class I**	401,746	814,142	(961,401)	(24,917)	(43,824)	185,746	7,290	8,782	52,120

	$75,544,535	$32,234,156	$(46,104,629)	$2,681,156	$698,060	$65,053,278		$1,330,787	$586,962

115

Notes to Financial Statements (Continued)

	Beginning Value as of 9/30/16	Purchases	Sales	Change in Unrealized Appreciation/ Depreciation	Net Realized Gain (Loss)	Value as of 9/30/17	Number of Shares Held as of 9/30/17	Dividend Income	Realized Gains Distributions
MM RetireSMART 2015 Fund
Barings Global Floating Rate Fund, Class Y*	$804,562	$488,840	$(673,523)	$(21,985)	$33,011	$630,905	65,925	$32,134	$-
MassMutual Premier Core Bond Fund, Class I	10,846,322	5,183,346	(7,061,991)	(14,530)	(212,128)	8,741,019	791,759	314,106	-
MassMutual Premier Disciplined Growth Fund, Class I	2,458,334	1,320,697	(2,123,530)	156,228	87,425	1,899,154	144,642	32,042	152,662
MassMutual Premier Disciplined Value Fund, Class I	2,493,759	1,224,008	(2,076,492)	25,852	175,200	1,842,327	104,204	71,356	75,697
MassMutual Premier High Yield Fund, Class I	3,470,827	2,136,197	(3,777,887)	(111,326)	195,116	1,912,927	198,849	129,799	-
MassMutual Premier Inflation-Protected and Income Fund, Class I	7,336,610	1,780,732	(5,309,792)	(341,360)	94,958	3,561,148	340,454	188,162	-
MassMutual Premier International Equity Fund, Class I	2,010,152	915,027	(1,754,858)	143,086	(32,171)	1,281,236	95,330	21,131	24,229
MassMutual Premier Short-Duration Bond Fund, Class I	5,947,200	6,368,537	(4,401,323)	8,250	14,016	7,936,680	763,142	158,782	-
MassMutual Premier Strategic Emerging Markets Fund, Class I	2,633,939	1,483,558	(2,380,087)	136,655	135,842	2,009,907	156,049	21,972	-
MassMutual Select Blue Chip Growth Fund, Class I	661,762	702,164	(642,119)	48,276	56,078	826,161	41,767	2,963	19,805
MassMutual Select Diversified International Fund, Class I	789,913	156,117	(972,151)	(9,304)	35,425	-	-	43,499	-
MassMutual Select Diversified Value Fund, Class I	510,150	740,275	(493,544)	14,702	50,608	822,191	49,262	11,126	19,834
MassMutual Select Equity Opportunities Fund, Class I	2,009,044	564,416	(1,532,040)	316,045	(4,052)	1,353,413	60,286	23,351	31,324
MassMutual Select Fundamental Growth Fund, Class I	476,442	656,210	(449,622)	47,816	(6,091)	724,755	85,871	4,577	51,451
MassMutual Select Fundamental Value Fund, Class I	448,221	740,381	(484,676)	905	26,815	731,646	56,237	8,366	32,587
MassMutual Select Growth Opportunities Fund, Class I	364,894	487,958	(380,529)	45,992	(358)	517,957	43,235	-	22,666
MassMutual Select Large Cap Value Fund, Class I	410,536	712,847	(499,996)	15,419	37,306	676,112	83,781	10,193	19,187
MassMutual Select Mid Cap Growth Fund, Class I	1,505,793	664,829	(1,770,533)	67,761	54,289	522,139	23,820	2,791	75,331
MassMutual Select Mid-Cap Value Fund, Class I	2,054,415	1,015,410	(2,457,901)	122,801	88,387	823,112	54,152	35,569	44,872
MassMutual Select Overseas Fund, Class I	4,482,888	2,222,930	(3,966,364)	629,569	61,142	3,430,165	356,937	80,524	-
MassMutual Select Small Cap Growth Equity Fund, Class I	974,067	205,080	(745,905)	182,514	(41,040)	574,716	36,513	-	-
MassMutual Select Small Cap Value Equity Fund, Class I	1,412,564	377,964	(1,102,823)	31,729	73,474	792,908	43,880	5,610	65,020
MassMutual Select Small Company Value Fund, Class I	597,680	97,939	(460,684)	91,489	(18,946)	307,478	22,861	5,492	3,273
MassMutual Select Strategic Bond Fund, Class I	4,443,563	1,235,292	(2,452,350)	(58,523)	40,476	3,208,458	301,264	94,508	-
MassMutual Select Total Return Bond Fund, Class I	5,206,705	1,886,275	(3,029,087)	(134,580)	(49,382)	3,879,931	388,381	108,931	87,723
MM Select Bond and Income Asset Fund, Class I	15,905,733	989,866	(4,234,211)	(316,073)	(112,784)	12,232,531	1,249,492	78,385	734
MM Select Equity Asset Fund, Class I	21,655,937	1,529,529	(8,174,195)	2,336,099	847,745	18,195,115	1,535,453	123,694	1,237
Oppenheimer Developing Markets Fund, Class I**	576,352	-	(562,122)	(10,509)	(3,721)	-	-	-	-
Oppenheimer International Bond Fund, Class I**	1,099,948	2,208,051	(1,514,168)	(4,926)	44,205	1,833,110	308,604	71,474	-

116

Notes to Financial Statements (Continued)

	Beginning Value as of 9/30/16	Purchases	Sales	Change in Unrealized Appreciation/ Depreciation	Net Realized Gain (Loss)	Value as of 9/30/17	Number of Shares Held as of 9/30/17	Dividend Income	Realized Gains Distributions
MM RetireSMART 2015 Fund (Continued)
Oppenheimer Real Estate Fund, Class I**	$576,208	$733,549	$(979,574)	$(33,572)	$(42,247)	$254,364	9,983	$8,658	$46,364

	$104,164,520	$38,828,024	$(66,464,077)	$3,364,500	$1,628,598	$81,521,565		$1,689,195	$773,996

MM RetireSMART 2020 Fund
Barings Global Floating Rate Fund, Class Y*	$4,065,251	$1,811,608	$(2,940,073)	$(46,168)	$103,671	$2,994,289	312,883	$154,083	$-
MassMutual Premier Core Bond Fund, Class I	34,217,198	21,193,157	(13,754,154)	130,130	(584,150)	41,202,181	3,732,082	1,054,069	-
MassMutual Premier Disciplined Growth Fund, Class I	13,516,479	5,418,209	(8,741,074)	1,578,425	(33,743)	11,738,296	894,006	176,244	839,714
MassMutual Premier Disciplined Value Fund, Class I	13,719,484	4,804,458	(8,393,661)	945,780	299,555	11,375,616	643,417	393,151	417,071
MassMutual Premier High Yield Fund, Class I	17,454,568	6,299,961	(14,931,507)	(572,596)	959,724	9,210,150	957,396	666,053	-
MassMutual Premier Inflation-Protected and Income Fund, Class I	28,075,154	6,816,138	(17,242,957)	(937,795)	25,807	16,736,347	1,600,033	715,681	-
MassMutual Premier International Equity Fund, Class I	11,987,044	2,306,925	(6,395,407)	1,202,568	(287,745)	8,813,385	655,758	124,663	142,941
MassMutual Premier Short-Duration Bond Fund, Class I	25,855,508	24,764,721	(13,075,233)	121,190	2,426	37,668,612	3,621,982	674,719	-
MassMutual Premier Strategic Emerging Markets Fund, Class I	16,922,042	6,394,858	(11,248,361)	2,742,000	(812,980)	13,997,559	1,086,767	127,866	-
MassMutual Select Blue Chip Growth Fund, Class I	8,416,581	2,801,995	(5,031,516)	1,279,748	(137,117)	7,329,691	370,561	39,919	266,848
MassMutual Select Diversified International Fund, Class I	4,975,577	672,599	(5,818,180)	126,806	43,198	-	-	259,843	-
MassMutual Select Diversified Value Fund, Class I	7,161,473	3,094,357	(3,960,707)	543,840	199,535	7,038,498	421,719	150,052	267,499
MassMutual Select Equity Opportunities Fund, Class I	9,973,478	1,962,462	(5,527,350)	2,283,245	(507,985)	8,183,850	364,537	123,434	165,581
MassMutual Select Fundamental Growth Fund, Class I	6,678,866	2,729,881	(3,328,283)	548,101	(194,641)	6,433,924	762,313	61,695	693,545
MassMutual Select Fundamental Value Fund, Class I	6,333,986	3,280,635	(3,654,141)	648,016	(360,783)	6,247,713	480,224	112,787	439,328
MassMutual Select Growth Opportunities Fund, Class I	4,954,522	1,882,987	(2,691,433)	755,023	(315,283)	4,585,816	382,789	-	304,920
MassMutual Select Large Cap Value Fund, Class I	5,782,236	2,943,571	(3,564,173)	847,601	(253,349)	5,755,886	713,245	137,375	258,599
MassMutual Select Mid Cap Growth Fund, Class I	8,825,329	2,082,629	(8,028,504)	433,288	314,643	3,627,385	165,483	14,035	378,795
MassMutual Select Mid-Cap Value Fund, Class I	12,037,123	3,723,434	(11,146,767)	1,280,280	(111,451)	5,782,619	380,435	179,791	226,817
MassMutual Select Overseas Fund, Class I	26,687,589	7,017,669	(14,780,005)	5,744,255	(999,877)	23,669,631	2,463,021	520,778	-
MassMutual Select Small Cap Growth Equity Fund, Class I	5,888,072	1,387,436	(4,138,323)	1,475,128	(571,676)	4,040,637	256,711	-	-
MassMutual Select Small Cap Value Equity Fund, Class I	8,532,141	2,137,096	(5,745,636)	165,211	508,589	5,597,401	309,762	31,370	363,551
MassMutual Select Small Company Value Fund, Class I	3,609,875	547,146	(2,450,373)	770,697	(320,244)	2,157,101	160,379	30,662	18,273
MassMutual Select Strategic Bond Fund, Class I	14,839,742	6,252,881	(5,982,886)	(32,743)	82,346	15,159,340	1,423,412	317,895	-
MassMutual Select Total Return Bond Fund, Class I	17,388,450	8,742,171	(7,283,905)	(338,560)	(195,137)	18,313,019	1,833,135	366,447	295,104
MM Select Bond and Income Asset Fund, Class I	57,432,534	12,851,161	(7,311,560)	(1,282,652)	(210,794)	61,478,689	6,279,743	290,155	2,718

117

Notes to Financial Statements (Continued)

	Beginning Value as of 9/30/16	Purchases	Sales	Change in Unrealized Appreciation/ Depreciation	Net Realized Gain (Loss)	Value as of 9/30/17	Number of Shares Held as of 9/30/17	Dividend Income	Realized Gains Distributions
MM RetireSMART 2020 Fund (Continued)
MM Select Equity Asset Fund, Class I	$140,433,968	$8,244,464	$(44,301,934)	$16,563,509	$4,540,010	$125,480,017	10,589,031	$805,300	$8,052
Oppenheimer Developing Markets Fund, Class I**	3,696,438	-	(3,607,027)	130,247	(219,658)	-	-	-	-
Oppenheimer International Bond Fund, Class I**	6,501,600	6,774,433	(4,792,386)	(136,889)	253,246	8,600,004	1,447,812	355,952	-
Oppenheimer Real Estate Fund, Class I**	3,718,931	4,210,810	(5,738,921)	(189,990)	(245,949)	1,754,881	68,873	53,858	253,913

	$529,681,239	$163,149,852	$(255,606,437)	$36,777,695	$970,188	$474,972,537		$7,937,877	$5,343,269

MM RetireSMART 2025 Fund
Barings Global Floating Rate Fund, Class Y*	$2,686,662	$354,238	$(1,790,288)	$(27,319)	$71,632	$1,294,925	135,311	$90,114	$-
MassMutual Premier Core Bond Fund, Class I	10,199,815	8,915,301	(3,359,719)	67,790	(119,155)	15,704,032	1,422,467	301,472	-
MassMutual Premier Disciplined Growth Fund, Class I	6,658,183	2,854,545	(3,608,062)	556,684	204,836	6,666,186	507,706	86,257	410,971
MassMutual Premier Disciplined Value Fund, Class I	6,756,182	2,494,283	(3,382,119)	285,695	306,067	6,460,108	365,391	192,838	204,570
MassMutual Premier High Yield Fund, Class I	11,520,090	2,805,222	(10,248,763)	(379,073)	547,561	4,245,037	441,272	485,111	-
MassMutual Premier Inflation-Protected and Income Fund, Class I	8,258,315	2,988,933	(4,303,661)	(331,043)	66,892	6,679,436	638,569	224,173	-
MassMutual Premier International Equity Fund, Class I	6,994,815	2,079,865	(3,761,393)	872,755	(237,232)	5,948,810	442,620	79,519	91,177
MassMutual Premier Short-Duration Bond Fund, Class I	6,864,211	12,153,216	(2,841,081)	57,829	20,653	16,254,828	1,562,964	237,381	-
MassMutual Premier Strategic Emerging Markets Fund, Class I	8,933,928	5,032,155	(5,611,381)	1,331,278	(37,843)	9,648,137	749,079	75,130	-
MassMutual Select Blue Chip Growth Fund, Class I	4,938,367	2,460,543	(2,243,302)	1,056,772	(123,637)	6,088,743	307,823	27,992	187,108
MassMutual Select Diversified International Fund, Class I	2,885,380	692,692	(3,692,138)	(40,604)	154,670	-	-	165,970	-
MassMutual Select Diversified Value Fund, Class I	4,565,490	2,496,471	(1,913,321)	469,209	98,941	5,716,790	342,528	104,988	187,163
MassMutual Select Equity Opportunities Fund, Class I	4,366,081	2,052,505	(2,486,823)	871,466	55,924	4,859,153	216,443	61,100	81,963
MassMutual Select Fundamental Growth Fund, Class I	4,258,354	2,403,279	(1,645,780)	481,145	(150,882)	5,346,116	633,426	43,248	486,181
MassMutual Select Fundamental Value Fund, Class I	4,042,954	2,538,872	(1,749,739)	366,875	(126,818)	5,072,144	389,865	78,947	307,518
MassMutual Select Growth Opportunities Fund, Class I	3,137,698	1,657,419	(1,375,432)	572,610	(181,729)	3,810,566	318,077	-	214,075
MassMutual Select Large Cap Value Fund, Class I	3,689,278	2,235,880	(1,720,974)	582,467	(116,393)	4,670,258	578,718	96,176	181,046
MassMutual Select Mid Cap Growth Fund, Class I	4,515,600	1,298,072	(3,774,667)	284,355	146,317	2,469,677	112,668	7,243	195,505
MassMutual Select Mid-Cap Value Fund, Class I	6,140,760	1,782,549	(4,623,745)	617,434	11,373	3,928,371	258,445	91,995	116,057
MassMutual Select Overseas Fund, Class I	15,625,179	5,739,662	(8,415,396)	3,287,729	(253,376)	15,983,798	1,663,246	328,678	-
MassMutual Select Small Cap Growth Equity Fund, Class I	3,376,376	967,413	(2,175,645)	774,963	(170,243)	2,772,864	176,167	-	-
MassMutual Select Small Cap Value Equity Fund, Class I	4,871,433	1,591,567	(3,077,870)	239,548	208,829	3,833,507	212,148	20,538	238,022

118

Notes to Financial Statements (Continued)

	Beginning Value as of 9/30/16	Purchases	Sales	Change in Unrealized Appreciation/ Depreciation	Net Realized Gain (Loss)	Value as of 9/30/17	Number of Shares Held as of 9/30/17	Dividend Income	Realized Gains Distributions
MM RetireSMART 2025 Fund (Continued)
MassMutual Select Small Company Value Fund, Class I	$2,062,077	$479,655	$(1,358,157)	$368,433	$(71,065)	$1,480,943	110,107	$20,132	$11,997
MassMutual Select Strategic Bond Fund, Class I	4,218,868	3,235,557	(1,704,095)	18,685	34,314	5,803,329	544,914	89,580	-
MassMutual Select Total Return Bond Fund, Class I	4,945,960	4,494,397	(2,324,292)	(108,225)	(11,517)	6,996,323	700,333	103,238	83,139
MM Select Bond and Income Asset Fund, Class I	15,719,305	11,681,522	(1,478,933)	(346,797)	(33,590)	25,541,507	2,608,938	88,718	831
MM Select Equity Asset Fund, Class I	71,381,610	15,343,841	(12,865,641)	11,843,929	1,532,185	87,235,924	7,361,681	447,728	4,477
Oppenheimer Developing Markets Fund, Class I**	1,848,496	111,500	(1,909,174)	(39,323)	(11,499)	-	-	-	-
Oppenheimer International Bond Fund, Class I**	3,797,471	2,426,414	(1,909,423)	(64,956)	91,677	4,341,183	730,839	196,805	-
Oppenheimer Real Estate Fund, Class I**	1,904,247	2,163,355	(2,536,837)	(87,587)	(137,877)	1,305,301	51,228	33,688	151,167

	$241,163,185	$107,530,923	$(103,887,851)	$23,582,724	$1,769,015	$270,157,996		$3,778,759	$3,152,967

MM RetireSMART 2030 Fund
Barings Global Floating Rate Fund, Class Y*	$6,980,125	$771,137	$(5,583,587)	$(77,117)	$187,564	$2,278,122	238,048	$201,584	$-
MassMutual Premier Core Bond Fund, Class I	13,541,529	13,010,020	(5,801,756)	179,198	(173,501)	20,755,490	1,880,026	358,318	-
MassMutual Premier Disciplined Growth Fund, Class I	11,630,447	4,340,921	(5,865,676)	1,265,102	129,131	11,499,925	875,851	150,073	715,023
MassMutual Premier Disciplined Value Fund, Class I	11,842,256	3,798,251	(5,584,941)	778,094	267,057	11,100,717	627,869	334,359	354,702
MassMutual Premier High Yield Fund, Class I	29,983,520	4,394,691	(27,625,091)	(1,138,245)	1,397,165	7,012,040	728,902	1,240,781	-
MassMutual Premier Inflation-Protected and Income Fund, Class I	11,215,309	4,314,256	(5,596,152)	(396,576)	50,717	9,587,554	916,592	300,877	-
MassMutual Premier International Equity Fund, Class I	18,121,824	3,230,656	(9,658,437)	2,093,002	(628,587)	13,158,458	979,052	202,852	232,593
MassMutual Premier Short-Duration Bond Fund, Class I	6,475,568	24,207,641	(4,897,118)	98,420	40,199	25,924,710	2,492,761	360,201	-
MassMutual Premier Strategic Emerging Markets Fund, Class I	21,308,827	10,271,859	(13,359,394)	3,825,148	(907,018)	21,139,422	1,641,259	174,731	-
MassMutual Select Blue Chip Growth Fund, Class I	12,063,019	5,880,790	(4,796,102)	2,557,691	(140,280)	15,565,118	786,912	69,198	462,573
MassMutual Select Diversified International Fund, Class I	7,024,522	1,584,977	(8,878,887)	209,568	59,820	-	-	417,308	-
MassMutual Select Diversified Value Fund, Class I	11,576,100	5,729,733	(4,323,663)	1,169,441	261,623	14,413,234	863,585	259,099	461,899
MassMutual Select Equity Opportunities Fund, Class I	8,194,202	4,517,316	(5,052,169)	1,834,673	(19,742)	9,474,280	422,017	119,839	160,759
MassMutual Select Fundamental Growth Fund, Class I	10,795,708	5,770,070	(3,765,013)	1,092,111	(222,697)	13,670,179	1,619,689	106,889	1,201,603
MassMutual Select Fundamental Value Fund, Class I	10,251,432	5,765,405	(3,845,124)	1,096,078	(486,073)	12,781,718	982,453	194,860	759,022
MassMutual Select Growth Opportunities Fund, Class I	7,954,830	4,000,543	(3,240,044)	1,419,749	(392,899)	9,742,179	813,204	-	529,789
MassMutual Select Large Cap Value Fund, Class I	9,354,087	4,961,561	(3,726,406)	1,501,980	(317,558)	11,773,664	1,458,942	237,419	446,926
MassMutual Select Mid Cap Growth Fund, Class I	10,559,790	1,820,081	(7,820,918)	663,834	237,411	5,460,198	249,097	15,602	421,082

119

Notes to Financial Statements (Continued)

	Beginning Value as of 9/30/16	Purchases	Sales	Change in Unrealized Appreciation/ Depreciation	Net Realized Gain (Loss)	Value as of 9/30/17	Number of Shares Held as of 9/30/17	Dividend Income	Realized Gains Distributions
MM RetireSMART 2030 Fund (Continued)
MassMutual Select Mid-Cap Value Fund, Class I	$14,388,797	$3,068,219	$(9,966,454)	$1,879,506	$(557,787)	$8,812,281	579,755	$198,502	$250,422
MassMutual Select Overseas Fund, Class I	40,513,878	12,228,013	(24,641,002)	8,918,750	(1,685,033)	35,334,606	3,676,858	832,873	-
MassMutual Select Small Cap Growth Equity Fund, Class I	8,915,787	2,007,218	(6,253,949)	2,278,223	(773,779)	6,173,500	392,217	-	-
MassMutual Select Small Cap Value Equity Fund, Class I	12,898,431	2,728,594	(8,184,769)	403,022	724,913	8,570,191	474,277	56,127	650,460
MassMutual Select Small Company Value Fund, Class I	5,457,929	930,808	(3,867,890)	1,128,793	(367,489)	3,282,151	244,026	54,967	32,757
MassMutual Select Strategic Bond Fund, Class I	5,942,658	4,658,182	(2,947,549)	18,210	72,784	7,744,285	727,163	107,229	-
MassMutual Select Total Return Bond Fund, Class I	6,963,983	6,500,688	(4,026,242)	(128,451)	5,569	9,315,547	932,487	123,571	99,513
MM Select Bond and Income Asset Fund, Class I	23,450,168	17,759,663	(2,047,085)	(500,951)	(47,798)	38,613,997	3,944,229	126,642	1,186
MM Select Equity Asset Fund, Class I	177,912,812	21,069,586	(34,954,337)	26,424,999	4,326,068	194,779,128	16,437,057	1,064,665	10,646
Oppenheimer Developing Markets Fund, Class I**	4,597,852	4,600	(4,485,696)	206,251	(323,007)	-	-	-	-
Oppenheimer International Bond Fund, Class I**	9,673,765	2,604,271	(4,099,288)	(56,096)	48,665	8,171,317	1,375,643	424,241	-
Oppenheimer Real Estate Fund, Class I**	4,431,240	4,587,481	(5,893,818)	(215,429)	(257,722)	2,651,752	104,072	68,579	278,909

	$534,020,395	$186,517,231	$(240,788,557)	$58,528,978	$507,716	$538,785,763		$7,801,386	$7,069,864

MM RetireSMART 2035 Fund
Barings Global Floating Rate Fund, Class Y*	$1,772,519	$229,769	$(1,440,429)	$(40,571)	$70,630	$591,918	61,851	$55,483	$-
MassMutual Premier Core Bond Fund, Class I	3,975,278	3,332,551	(1,721,680)	20,252	(27,720)	5,578,681	505,315	101,740	-
MassMutual Premier Disciplined Growth Fund, Class I	3,574,474	1,915,876	(2,220,664)	245,660	153,149	3,668,495	279,398	46,030	219,308
MassMutual Premier Disciplined Value Fund, Class I	3,643,126	1,673,416	(2,075,563)	97,381	199,982	3,538,342	200,132	102,811	109,067
MassMutual Premier High Yield Fund, Class I	7,605,921	1,443,658	(7,235,791)	(293,225)	362,273	1,882,836	195,721	343,610	-
MassMutual Premier Inflation-Protected and Income Fund, Class I	2,444,083	1,467,581	(1,283,224)	(107,051)	27,328	2,548,717	243,663	70,453	-
MassMutual Premier International Equity Fund, Class I	6,531,282	1,506,591	(3,349,062)	767,499	(174,339)	5,281,971	393,004	76,868	88,138
MassMutual Premier Short-Duration Bond Fund, Class I	1,651,814	7,650,748	(1,974,718)	46,584	3,127	7,377,555	709,380	92,479	-
MassMutual Premier Strategic Emerging Markets Fund, Class I	7,575,049	4,330,735	(4,591,572)	1,208,061	(52,511)	8,469,762	657,590	65,642	-
MassMutual Select Blue Chip Growth Fund, Class I	4,704,027	2,569,274	(1,477,593)	1,110,932	(85,737)	6,820,903	344,838	28,268	188,967
MassMutual Select Diversified International Fund, Class I	2,596,453	570,409	(3,273,672)	(35,448)	142,258	-	-	159,207	-
MassMutual Select Diversified Value Fund, Class I	4,573,771	2,654,498	(1,508,086)	547,654	45,929	6,313,766	378,296	105,804	188,619
MassMutual Select Equity Opportunities Fund, Class I	2,781,686	1,697,216	(1,570,265)	546,715	106,183	3,561,535	158,643	42,772	57,376
MassMutual Select Fundamental Growth Fund, Class I	4,265,681	2,670,085	(1,323,038)	489,779	(112,873)	5,989,634	709,672	43,664	490,851

120

Notes to Financial Statements (Continued)

	Beginning Value as of 9/30/16	Purchases	Sales	Change in Unrealized Appreciation/ Depreciation	Net Realized Gain (Loss)	Value as of 9/30/17	Number of Shares Held as of 9/30/17	Dividend Income	Realized Gains Distributions
MM RetireSMART 2035 Fund (Continued)
MassMutual Select Fundamental Value Fund, Class I	$4,053,117	$2,578,635	$(1,288,201)	$393,394	$(137,607)	$5,599,338	430,387	$79,573	$309,955
MassMutual Select Growth Opportunities Fund, Class I	3,131,866	1,718,389	(1,026,320)	583,037	(137,017)	4,269,955	356,424	-	216,530
MassMutual Select Large Cap Value Fund, Class I	3,697,085	2,158,749	(1,195,871)	615,998	(120,515)	5,155,446	638,841	96,970	182,540
MassMutual Select Mid Cap Growth Fund, Class I	3,755,386	892,470	(2,794,273)	298,915	50,513	2,203,011	100,502	5,747	155,115
MassMutual Select Mid-Cap Value Fund, Class I	5,106,016	1,606,692	(3,660,969)	556,196	(62,069)	3,545,866	233,281	72,699	91,715
MassMutual Select Overseas Fund, Class I	14,613,040	5,370,667	(8,609,177)	3,056,923	(246,980)	14,184,473	1,476,012	312,204	-
MassMutual Select Small Cap Growth Equity Fund, Class I	3,246,589	958,645	(2,309,509)	737,625	(138,270)	2,495,080	158,518	-	-
MassMutual Select Small Cap Value Equity Fund, Class I	4,680,644	1,313,331	(2,979,179)	234,214	208,034	3,457,044	191,314	21,721	251,730
MassMutual Select Small Company Value Fund, Class I	1,981,311	478,088	(1,428,808)	343,828	(47,700)	1,326,719	98,641	21,298	12,692
MassMutual Select Strategic Bond Fund, Class I	1,612,369	1,232,769	(791,370)	(2,729)	26,369	2,077,408	195,062	30,081	-
MassMutual Select Total Return Bond Fund, Class I	1,890,044	1,779,711	(1,134,237)	(40,888)	4,806	2,499,436	250,194	34,666	27,917
MM Select Bond and Income Asset Fund, Class I	5,839,452	4,379,768	(705,233)	(116,742)	(15,527)	9,381,718	958,296	32,802	307
MM Select Equity Asset Fund, Class I	61,149,514	15,824,569	(8,251,991)	10,959,474	978,512	80,660,078	6,806,758	384,990	3,850
Oppenheimer Developing Markets Fund, Class I**	1,583,725	65,400	(1,606,641)	(27,377)	(15,107)	-	-	-	-
Oppenheimer International Bond Fund, Class I**	2,635,923	1,072,151	(1,533,823)	(66,377)	58,899	2,166,773	364,777	121,962	-
Oppenheimer Real Estate Fund, Class I**	1,544,168	1,884,179	(2,132,212)	(69,176)	(94,940)	1,132,019	44,428	25,381	99,541

	$178,215,413	$77,026,620	$(76,493,171)	$22,060,537	$969,080	$201,778,479		$2,574,925	$2,694,218

MM RetireSMART 2040 Fund
Barings Global Floating Rate Fund, Class Y*	$2,562,722	$227,581	$(2,117,099)	$(32,972)	$74,514	$714,746	74,686	$74,349	$-
MassMutual Premier Core Bond Fund, Class I	6,854,898	4,412,914	(3,503,569)	57,254	(98,263)	7,723,234	699,568	167,734	-
MassMutual Premier Disciplined Growth Fund, Class I	4,217,016	3,382,423	(3,383,101)	333,343	214,435	4,764,116	362,842	58,491	278,681
MassMutual Premier Disciplined Value Fund, Class I	4,307,941	3,063,554	(3,185,502)	102,193	303,894	4,592,080	259,733	130,580	138,525
MassMutual Premier High Yield Fund, Class I	10,998,106	1,701,892	(10,622,450)	(474,413)	548,782	2,151,917	223,692	479,187	-
MassMutual Premier Inflation-Protected and Income Fund, Class I	3,087,683	2,674,596	(2,353,192)	(142,319)	36,258	3,303,026	315,777	89,316	-
MassMutual Premier International Equity Fund, Class I	11,605,813	2,413,498	(6,245,815)	1,301,328	(348,014)	8,726,810	649,316	129,397	148,369
MassMutual Premier Short-Duration Bond Fund, Class I	2,560,414	11,289,493	(3,815,785)	78,126	2,173	10,114,421	972,541	128,739	-
MassMutual Premier Strategic Emerging Markets Fund, Class I	13,839,592	7,697,593	(9,662,009)	2,301,243	(425,756)	13,750,663	1,067,598	113,280	-
MassMutual Select Blue Chip Growth Fund, Class I	9,170,052	4,913,446	(3,984,198)	1,941,540	(146,832)	11,894,008	601,315	53,789	359,564
MassMutual Select Diversified International Fund, Class I	4,564,073	1,074,050	(5,810,920)	105,267	67,530	-	-	266,298	-

121

Notes to Financial Statements (Continued)

	Beginning Value as of 9/30/16	Purchases	Sales	Change in Unrealized Appreciation/ Depreciation	Net Realized Gain (Loss)	Value as of 9/30/17	Number of Shares Held as of 9/30/17	Dividend Income	Realized Gains Distributions
MM RetireSMART 2040 Fund (Continued)
MassMutual Select Diversified Value Fund, Class I	$8,984,567	$4,775,963	$(3,782,845)	$848,445	$227,423	$11,053,553	662,286	$201,382	$359,006
MassMutual Select Equity Opportunities Fund, Class I	4,837,472	2,665,543	(2,904,233)	1,108,628	(19,364)	5,688,046	253,365	73,897	99,129
MassMutual Select Fundamental Growth Fund, Class I	8,377,378	4,789,719	(3,336,478)	849,308	(233,943)	10,445,984	1,237,676	83,079	933,943
MassMutual Select Fundamental Value Fund, Class I	7,962,973	4,694,202	(3,302,119)	872,775	(423,599)	9,804,232	753,592	151,458	589,960
MassMutual Select Growth Opportunities Fund, Class I	6,148,712	3,188,889	(2,634,058)	1,094,703	(351,676)	7,446,570	621,583	-	411,727
MassMutual Select Large Cap Value Fund, Class I	7,263,097	3,938,708	(3,060,580)	1,159,562	(271,233)	9,029,554	1,118,904	184,540	347,384
MassMutual Select Mid Cap Growth Fund , Class I	6,810,068	1,372,037	(5,113,682)	443,024	129,003	3,640,450	166,079	9,774	263,800
MassMutual Select Mid-Cap Value Fund, Class I	9,277,312	2,812,062	(7,061,064)	1,143,561	(298,014)	5,873,857	386,438	124,424	156,969
MassMutual Select Overseas Fund, Class I	25,931,562	9,448,032	(16,613,507)	5,602,484	(942,065)	23,426,506	2,437,722	526,686	-
MassMutual Select Small Cap Growth Equity Fund, Class I	5,941,683	1,710,344	(4,534,483)	1,453,270	(438,561)	4,132,253	262,532	-	-
MassMutual Select Small Cap Value Equity Fund, Class I	8,591,836	2,231,610	(5,865,806)	276,429	499,394	5,733,463	317,292	38,078	441,293
MassMutual Select Small Company Value Fund, Class I	3,636,365	833,452	(2,792,701)	694,674	(176,242)	2,195,548	163,238	37,281	22,217
MassMutual Select Strategic Bond Fund, Class I	2,776,975	1,728,481	(1,670,219)	(31,254)	57,773	2,861,756	268,709	50,118	-
MassMutual Select Total Return Bond Fund, Class I	3,254,835	2,542,325	(2,277,200)	(71,336)	535	3,449,159	345,261	57,761	46,515
MM Select Bond and Income Asset Fund, Class I	9,891,110	4,142,657	(1,156,257)	(206,174)	(27,386)	12,643,950	1,291,517	50,835	476
MM Select Equity Asset Fund, Class I	113,762,583	16,610,533	(17,179,267)	18,226,638	2,092,948	133,513,435	11,266,957	694,391	6,943
Oppenheimer Developing Markets Fund, Class I**	2,955,812	27,500	(2,907,433)	135,236	(211,115)	-	-	-	-
Oppenheimer International Bond Fund, Class I**	4,341,621	1,389,545	(3,339,913)	(141,349)	93,026	2,342,930	394,433	172,842	-
Oppenheimer Real Estate Fund, Class I**	2,692,413	3,604,413	(4,282,860)	(136,957)	(110,202)	1,766,807	69,341	37,928	130,307

	$317,206,684	$115,357,055	$(148,498,345)	$38,892,257	$(174,577)	$322,783,074		$4,185,634	$4,734,808

MM RetireSMART 2045 Fund
Barings Global Floating Rate Fund, Class Y*	$633,512	$74,608	$(512,780)	$(15,850)	$27,036	$206,526	21,581	$20,520	$-
MassMutual Premier Core Bond Fund, Class I	2,173,752	1,508,217	(939,273)	1,140	(10,293)	2,733,543	247,604	54,466	-
MassMutual Premier Disciplined Growth Fund, Class I	987,914	986,503	(808,102)	123,848	14,263	1,304,426	99,347	15,585	74,254
MassMutual Premier Disciplined Value Fund, Class I	1,008,776	906,353	(758,802)	72,753	29,890	1,258,970	71,209	34,834	36,953
MassMutual Premier High Yield Fund, Class I	2,705,191	641,805	(2,723,994)	(115,110)	139,354	647,246	67,281	128,756	-
MassMutual Premier Inflation-Protected and Income Fund, Class I	668,616	1,067,671	(616,197)	(26,183)	2,479	1,096,386	104,817	21,607	-
MassMutual Premier International Equity Fund, Class I	3,750,734	1,032,278	(1,881,918)	463,785	(94,475)	3,270,404	243,334	44,180	50,658
MassMutual Premier Short-Duration Bond Fund, Class I	774,359	4,132,601	(1,401,067)	37,142	(2,421)	3,540,614	340,444	34,988	-

122

Notes to Financial Statements (Continued)

	Beginning Value as of 9/30/16	Purchases	Sales	Change in Unrealized Appreciation/ Depreciation	Net Realized Gain (Loss)	Value as of 9/30/17	Number of Shares Held as of 9/30/17	Dividend Income	Realized Gains Distributions
MM RetireSMART 2045 Fund (Continued)
MassMutual Premier Strategic Emerging Markets Fund, Class I	$4,494,372	$2,681,894	$(2,740,514)	$744,307	$(41,650)	$5,138,409	398,945	$39,111	$-
MassMutual Select Blue Chip Growth Fund, Class I	3,235,074	1,885,645	(1,109,609)	788,714	(88,550)	4,711,274	238,184	20,026	133,868
MassMutual Select Diversified International Fund, Class I	1,500,048	380,127	(1,944,230)	(27,690)	91,745	-	-	90,970	-
MassMutual Select Diversified Value Fund, Class I	3,174,474	1,951,201	(1,133,059)	375,159	32,742	4,400,517	263,662	74,953	133,620
MassMutual Select Equity Opportunities Fund, Class I	1,538,687	881,109	(726,111)	341,799	34,243	2,069,727	92,193	25,159	33,749
MassMutual Select Fundamental Growth Fund, Class I	2,960,159	1,915,752	(987,276)	353,911	(104,994)	4,137,552	490,231	30,931	347,714
MassMutual Select Fundamental Value Fund, Class I	2,815,108	1,872,910	(957,770)	288,608	(115,694)	3,903,162	300,012	56,372	219,579
MassMutual Select Growth Opportunities Fund, Class I	2,167,853	1,255,868	(773,472)	418,369	(119,102)	2,949,516	246,203	-	153,372
MassMutual Select Large Cap Value Fund, Class I	2,567,157	1,586,042	(900,114)	433,315	(93,598)	3,592,802	445,205	68,696	129,317
MassMutual Select Mid Cap Growth Fund, Class I	2,213,948	626,818	(1,680,653)	174,280	38,918	1,373,311	62,651	3,375	91,085
MassMutual Select Mid-Cap Value Fund, Class I	3,010,629	1,139,254	(2,245,999)	321,831	(24,651)	2,201,064	144,807	42,606	53,751
MassMutual Select Overseas Fund, Class I	8,378,808	3,157,376	(4,432,910)	1,811,041	(127,174)	8,787,141	914,375	178,721	-
MassMutual Select Small Cap Growth Equity Fund, Class I	1,945,829	656,624	(1,414,465)	428,610	(59,150)	1,557,448	98,948	-	-
MassMutual Select Small Cap Value Equity Fund, Class I	2,804,869	923,411	(1,847,044)	139,221	135,216	2,155,673	119,296	13,177	152,705
MassMutual Select Small Company Value Fund, Class I	1,187,742	344,407	(885,992)	192,690	(10,276)	828,571	61,604	12,929	7,704
MassMutual Select Strategic Bond Fund, Class I	812,755	588,673	(406,192)	(6,479)	17,579	1,006,336	94,492	16,028	-
MassMutual Select Total Return Bond Fund, Class I	953,025	904,675	(622,894)	(26,056)	5,614	1,214,364	121,558	18,467	14,871
MM Select Bond and Income Asset Fund, Class I	2,593,905	2,124,646	(296,032)	(47,896)	(6,405)	4,368,218	446,192	14,283	134
MM Select Equity Asset Fund, Class I	35,876,438	10,695,524	(3,404,360)	6,769,614	416,167	50,353,383	4,249,231	227,658	2,276
Oppenheimer Developing Markets Fund, Class I**	928,311	50,800	(953,774)	(15,283)	(10,054)	-	-	-	-
Oppenheimer International Bond Fund, Class I**	1,201,737	560,536	(1,119,582)	(38,105)	24,113	628,699	105,842	51,163	-
Oppenheimer Real Estate Fund, Class I**	851,624	1,155,326	(1,212,762)	(40,713)	(35,443)	718,032	28,180	13,685	46,182

	$99,915,406	$47,688,654	$(41,436,947)	$13,920,772	$65,429	$120,153,314		$1,353,246	$1,681,792

MM RetireSMART 2050 Fund
Barings Global Floating Rate Fund, Class Y*	$456,299	$66,680	$(394,497)	$(13,906)	$21,442	$136,018	14,213	$13,944	$-
MassMutual Premier Core Bond Fund, Class I	1,590,164	1,229,527	(863,771)	(8,962)	6,039	1,952,997	176,902	37,976	-
MassMutual Premier Disciplined Growth Fund, Class I	1,416,459	1,796,581	(1,683,567)	154,449	16,784	1,700,706	129,528	20,650	98,385
MassMutual Premier Disciplined Value Fund, Class I	1,450,666	1,684,358	(1,617,350)	86,051	35,173	1,638,898	92,698	46,112	48,917
MassMutual Premier High Yield Fund, Class I	1,944,887	440,871	(1,971,161)	(96,917)	114,099	431,779	44,883	87,184	-

123

Notes to Financial Statements (Continued)

	Beginning Value as of 9/30/16	Purchases	Sales	Change in Unrealized Appreciation/ Depreciation	Net Realized Gain (Loss)	Value as of 9/30/17	Number of Shares Held as of 9/30/17	Dividend Income	Realized Gains Distributions
MM RetireSMART 2050 Fund (Continued)
MassMutual Premier Inflation-Protected and Income Fund, Class I	$463,497	$783,187	$(462,457)	$(17,467)	$1,913	$768,673	73,487	$14,232	$-
MassMutual Premier International Equity Fund, Class I	5,810,453	1,699,356	(3,166,257)	683,927	(118,695)	4,908,784	365,237	65,522	75,129
MassMutual Premier Short-Duration Bond Fund, Class I	564,216	3,770,978	(1,856,140)	19,138	2,795	2,500,987	240,480	28,819	-
MassMutual Premier Strategic Emerging Markets Fund, Class I	6,966,250	4,096,921	(4,481,249)	1,203,768	(133,511)	7,652,179	594,113	58,459	-
MassMutual Select Blue Chip Growth Fund, Class I	5,076,971	3,075,160	(2,023,072)	1,198,433	(122,311)	7,205,181	364,266	30,338	202,802
MassMutual Select Diversified International Fund, Class I	2,332,911	590,516	(3,015,617)	1,748	90,442	-	-	134,243	-
MassMutual Select Diversified Value Fund, Class I	4,981,131	3,134,302	(2,012,698)	544,860	79,982	6,727,577	403,090	113,415	202,186
MassMutual Select Equity Opportunities Fund, Class I	2,379,186	1,339,924	(1,202,466)	565,251	(7,976)	3,073,919	136,923	37,400	50,170
MassMutual Select Fundamental Growth Fund, Class I	4,644,170	3,047,731	(1,750,219)	519,189	(131,432)	6,329,439	749,933	46,850	526,664
MassMutual Select Fundamental Value Fund, Class I	4,417,004	2,999,011	(1,716,787)	494,885	(226,580)	5,967,533	458,688	85,312	332,309
MassMutual Select Growth Opportunities Fund, Class I	3,399,644	2,017,809	(1,370,582)	653,208	(189,297)	4,510,782	376,526	-	232,431
MassMutual Select Large Cap Value Fund, Class I	4,028,198	2,546,651	(1,603,045)	690,270	(168,039)	5,494,035	680,797	103,973	195,720
MassMutual Select Mid Cap Growth Fund, Class I	3,440,140	999,741	(2,693,365)	240,895	76,911	2,064,322	94,175	4,993	134,752
MassMutual Select Mid-Cap Value Fund, Class I	4,673,975	1,841,796	(3,638,175)	523,024	(85,876)	3,314,744	218,075	63,124	79,635
MassMutual Select Overseas Fund, Class I	12,983,232	5,680,771	(8,010,381)	2,817,445	(279,496)	13,191,571	1,372,692	264,098	-
MassMutual Select Small Cap Growth Equity Fund, Class I	3,027,995	1,076,100	(2,310,495)	707,805	(158,446)	2,342,959	148,854	-	-
MassMutual Select Small Cap Value Equity Fund, Class I	4,358,010	1,464,919	(2,984,760)	182,381	224,012	3,244,562	179,555	19,628	227,475
MassMutual Select Small Company Value Fund, Class I	1,845,025	543,466	(1,413,767)	321,966	(50,684)	1,246,006	92,640	19,244	11,468
MassMutual Select Strategic Bond Fund, Class I	599,674	528,451	(414,993)	(4,585)	14,141	722,688	67,858	11,207	-
MassMutual Select Total Return Bond Fund, Class I	702,969	712,740	(531,200)	(18,703)	5,580	871,386	87,226	12,913	10,399
MM Select Bond and Income Asset Fund, Class I	1,930,102	1,503,262	(239,780)	(33,075)	(5,479)	3,155,030	322,271	9,948	93
MM Select Equity Asset Fund, Class I	55,307,693	16,536,029	(6,905,334)	9,938,222	895,166	75,771,776	6,394,243	345,038	3,450
Oppenheimer Developing Markets Fund, Class I**	1,442,381	42,100	(1,446,439)	28,827	(66,869)	-	-	-	-
Oppenheimer International Bond Fund, Class I**	882,424	389,789	(861,853)	(35,275)	25,441	400,526	67,429	35,294	-
Oppenheimer Real Estate Fund, Class I**	1,346,923	1,818,743	(2,013,020)	(66,127)	(43,502)	1,043,017	40,935	20,221	63,627

	$144,462,649	$67,457,470	$(64,654,497)	$21,280,725	$(178,273)	$168,368,074		$1,730,137	$2,495,612

MM RetireSMART 2055 Fund
Barings Global Floating Rate Fund, Class Y*	$83,250	$19,372	$(73,511)	$(2,277)	$3,877	$30,711	3,209	$2,964	$-
MassMutual Premier Core Bond Fund, Class I	311,221	346,412	(187,042)	(3,508)	3,576	470,659	42,632	8,143	-

124

Notes to Financial Statements (Continued)

	Beginning Value as of 9/30/16	Purchases	Sales	Change in Unrealized Appreciation/ Depreciation	Net Realized Gain (Loss)	Value as of 9/30/17	Number of Shares Held as of 9/30/17	Dividend Income	Realized Gains Distributions
MM RetireSMART 2055 Fund (Continued)
MassMutual Premier Disciplined Growth Fund, Class I	$371,193	$471,018	$(467,636)	$37,738	$(4,144)	$408,169	31,087	$5,510	$26,248
MassMutual Premier Disciplined Value Fund, Class I	376,844	443,111	(450,365)	18,063	6,540	394,193	22,296	12,238	12,983
MassMutual Premier High Yield Fund, Class I	357,139	176,707	(431,208)	(18,367)	22,618	106,889	11,111	17,836	-
MassMutual Premier Inflation-Protected and Income Fund, Class I	88,839	193,566	(94,948)	(2,232)	(858)	184,367	17,626	2,992	-
MassMutual Premier International Equity Fund, Class I	1,084,773	864,831	(920,824)	141,632	182	1,170,594	87,098	14,259	16,350
MassMutual Premier Short-Duration Bond Fund, Class I	111,882	942,148	(457,965)	4,916	544	601,525	57,839	5,974	-
MassMutual Premier Strategic Emerging Markets Fund, Class I	1,281,748	1,499,751	(1,183,081)	170,110	84,268	1,852,796	143,851	12,333	-
MassMutual Select Blue Chip Growth Fund, Class I	954,319	1,016,390	(493,348)	234,804	15,583	1,727,748	87,348	6,330	42,315
MassMutual Select Diversified International Fund, Class I	453,473	246,149	(720,759)	(15,814)	36,951	-	-	29,289	-
MassMutual Select Diversified Value Fund, Class I	932,904	1,002,435	(462,215)	109,205	30,661	1,612,990	96,644	23,604	42,079
MassMutual Select Equity Opportunities Fund, Class I	452,094	460,967	(293,137)	71,565	48,904	740,393	32,980	7,792	10,453
MassMutual Select Fundamental Growth Fund, Class I	869,800	968,836	(419,135)	132,029	(34,016)	1,517,514	179,800	9,771	109,841
MassMutual Select Fundamental Value Fund, Class I	827,500	932,216	(392,252)	69,861	(6,112)	1,431,213	110,009	17,761	69,183
MassMutual Select Growth Opportunities Fund, Class I	636,001	698,771	(368,760)	137,180	(21,828)	1,081,364	90,264	-	48,564
MassMutual Select Large Cap Value Fund, Class I	754,628	812,533	(369,547)	125,112	(5,956)	1,316,770	163,169	21,651	40,757
MassMutual Select Mid Cap Growth Fund, Class I	632,470	430,105	(641,300)	45,395	28,112	494,782	22,572	1,084	29,243
MassMutual Select Mid-Cap Value Fund, Class I	858,515	626,928	(791,205)	50,044	44,029	788,311	51,863	13,449	16,966
MassMutual Select Overseas Fund, Class I	2,423,434	1,889,578	(1,741,888)	508,202	72,349	3,151,675	327,958	56,964	-
MassMutual Select Small Cap Growth Equity Fund, Class I	555,780	441,291	(558,185)	82,446	39,759	561,091	35,647	-	-
MassMutual Select Small Cap Value Equity Fund, Class I	799,025	567,280	(678,424)	10,441	76,823	775,145	42,897	4,101	47,530
MassMutual Select Small Company Value Fund, Class I	338,537	228,059	(325,592)	29,547	28,537	299,088	22,237	4,035	2,404
MassMutual Select Strategic Bond Fund, Class I	109,759	139,046	(77,852)	914	1,541	173,408	16,282	2,321	-
MassMutual Select Total Return Bond Fund, Class I	128,660	194,100	(111,343)	(2,630)	302	209,089	20,930	2,673	2,152
MM Select Bond and Income Asset Fund, Class I	327,329	484,881	(49,161)	(4,574)	(1,304)	757,171	77,341	1,904	18
MM Select Equity Asset Fund, Class I	9,759,813	7,437,225	(1,342,227)	2,190,129	143,076	18,188,016	1,534,854	66,102	661
Oppenheimer Developing Markets Fund, Class I**	251,748	31,300	(275,567)	(8,154)	673	-	-	-	-
Oppenheimer International Bond Fund, Class I**	156,459	136,209	(194,426)	(3,946)	2,949	97,245	16,371	7,458	-
Oppenheimer Real Estate Fund, Class I**	237,492	589,358	(528,188)	(9,532)	(15,683)	273,447	10,732	5,462	20,098

	$26,526,629	$24,290,573	$(15,101,091)	$4,098,299	$601,953	$40,416,363		$364,000	$537,845

125

Notes to Financial Statements (Continued)

	Beginning Value as of 9/30/16	Purchases	Sales	Change in Unrealized Appreciation/ Depreciation	Net Realized Gain (Loss)	Value as of 9/30/17	Number of Shares Held as of 9/30/17	Dividend Income	Realized Gains Distributions
MM RetireSMART 2060 Fund
Barings Global Floating Rate Fund, Class Y*	$31,180	$1,733	$(23,698)	$(805)	$1,343	$9,753	1,019	$975	$-
MassMutual Premier Core Bond Fund, Class I	105,164	81,744	(41,905)	415	(692)	144,726	13,109	2,679	-
MassMutual Premier Disciplined Growth Fund, Class I	72,473	97,829	(57,847)	11,543	1,676	125,674	9,572	1,519	7,236
MassMutual Premier Disciplined Value Fund, Class I	75,336	89,487	(53,673)	8,412	1,699	121,261	6,859	3,391	3,597
MassMutual Premier High Yield Fund, Class I	134,911	23,541	(127,209)	(6,084)	7,209	32,368	3,365	6,099	-
MassMutual Premier Inflation-Protected and Income Fund, Class I	30,822	51,222	(24,166)	(1,466)	347	56,759	5,426	1,001	-
MassMutual Premier International Equity Fund, Class I	395,707	71,121	(144,111)	44,534	(5,815)	361,436	26,893	4,614	5,290
MassMutual Premier Short-Duration Bond Fund, Class I	36,612	267,134	(120,614)	1,283	208	184,623	17,752	2,034	-
MassMutual Premier Strategic Emerging Markets Fund, Class I	479,523	232,906	(215,728)	65,255	7,702	569,658	44,228	4,056	-
MassMutual Select Blue Chip Growth Fund, Class I	345,385	175,138	(64,212)	85,314	(9,737)	531,888	26,890	2,140	14,302
MassMutual Select Diversified International Fund, Class I	154,762	24,939	(185,917)	3,906	2,310	-	-	9,584	-
MassMutual Select Diversified Value Fund, Class I	339,801	178,384	(66,454)	42,470	2,552	496,753	29,763	8,012	14,284
MassMutual Select Equity Opportunities Fund, Class I	160,796	76,528	(49,287)	40,805	(956)	227,886	10,151	2,644	3,547
MassMutual Select Fundamental Growth Fund, Class I	316,715	176,888	(53,882)	37,013	(9,672)	467,062	55,339	3,305	37,157
MassMutual Select Fundamental Value Fund, Class I	301,209	174,432	(54,737)	25,545	(5,817)	440,632	33,869	6,025	23,467
MassMutual Select Growth Opportunities Fund, Class I	232,091	112,908	(44,528)	41,002	(8,496)	332,977	27,794	-	16,383
MassMutual Select Large Cap Value Fund, Class I	274,740	144,959	(51,723)	43,344	(5,772)	405,548	50,254	7,344	13,824
MassMutual Select Mid Cap Growth Fund , Class I	234,999	43,940	(149,013)	24,731	(2,192)	152,465	6,956	355	9,576
MassMutual Select Mid-Cap Value Fund, Class I	320,367	94,593	(203,448)	40,911	(8,960)	243,463	16,017	4,478	5,650
MassMutual Select Overseas Fund, Class I	884,229	285,077	(374,590)	168,295	8,525	971,536	101,096	18,732	-
MassMutual Select Small Cap Growth Equity Fund, Class I	207,041	49,622	(122,992)	52,242	(13,044)	172,869	10,983	-	-
MassMutual Select Small Cap Value Equity Fund, Class I	299,849	71,067	(162,196)	17,899	12,262	238,881	13,220	1,390	16,106
MassMutual Select Small Company Value Fund, Class I	126,913	26,371	(80,985)	29,543	(9,800)	92,042	6,843	1,363	812
MassMutual Select Strategic Bond Fund, Class I	41,596	36,216	(25,053)	(469)	1,109	53,399	5,014	790	-
MassMutual Select Total Return Bond Fund, Class I	48,689	46,920	(30,211)	(1,241)	290	64,447	6,451	910	733
MM Select Bond and Income Asset Fund, Class I	141,303	100,473	(6,069)	(2,661)	(99)	232,947	23,794	696	7
MM Select Equity Asset Fund, Class I	3,936,208	1,050,243	(145,371)	734,175	20,130	5,595,385	472,184	24,079	241
Oppenheimer Developing Markets Fund, Class I**	103,689	100	(101,157)	(7,366)	4,734	-	-	-	-
Oppenheimer International Bond Fund, Class I**	61,803	21,571	(52,737)	(2,914)	2,093	29,816	5,020	2,463	-
Oppenheimer Real Estate Fund, Class I**	89,683	108,192	(108,180)	(2,943)	(4,967)	81,785	3,210	1,449	4,822

	$9,983,596	$3,915,278	$(2,941,693)	$1,492,688	$(11,830)	$12,438,039		$122,127	$177,034

126

Notes to Financial Statements (Continued)

*	Fund advised by Barings LLC.
**	Fund advised by OFI Global Asset Management, Inc.

8.	Indemnifications

Under the Funds’ organizational documents, current and former Trustees and Officers are provided with specified rights to indemnification against liabilities arising in connection with the performance of their duties to the Funds, and shareholders are indemnified against personal liability for obligations of the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

9.	New Accounting Pronouncements

In October 2016, the SEC released its Final Rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduces two new regulatory reporting forms for investment companies — Form N-PORT and Form N-CEN — also contains amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments, for all reporting periods ending August 1, 2017. Management is still evaluating the impact of the Rule; however, the Funds have adopted the Rule’s Regulation S-X amendments and the Funds’ financial statements are in compliance with those amendments.

In March 2017, FASB issued Accounting Standards Update 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”). For entities that hold callable debt securities at a premium, ASU 2017-08 requires that the premium be amortized to the earliest call date. ASU 2017-08 would first be effective for fiscal years beginning after December 15, 2018, and interim periods within those fiscal years. Management is still evaluating the potential impact of ASU 2017-08 but believes that adoption of ASU 2017-08 will not have a material effect on each Fund’s financial position or its results of operations.

10.	Subsequent Events

In preparation of these financial statements, management has evaluated the events and transactions subsequent to September 30, 2017, through the date when the financial statements were issued, and determined that there are no subsequent events or transactions that would require adjustments to or disclosures in the Funds’ financial statements.

127

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of the MassMutual Select Funds and Shareholders of MassMutual RetireSMART Conservative Fund, MassMutual RetireSMART Moderate Fund, MassMutual RetireSMART Moderate Growth Fund, MassMutual RetireSMART Growth Fund, MassMutual RetireSMART In Retirement Fund, MassMutual RetireSMART 2010 Fund, MassMutual RetireSMART 2015 Fund, MassMutual RetireSMART 2020 Fund, MassMutual RetireSMART 2025 Fund, MassMutual RetireSMART 2030 Fund, MassMutual RetireSMART 2035 Fund, MassMutual RetireSMART 2040 Fund, MassMutual RetireSMART 2045 Fund, MassMutual RetireSMART 2050 Fund, MassMutual RetireSMART 2055 Fund, and MassMutual RetireSMART 2060 Fund (collectively, the “Funds”):

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Funds as of September 30, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2017, by correspondence with the transfer agents; where replies were not received from transfer agents, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

November 22, 2017

128

Trustees and Officers (Unaudited)

The following table lists the Trust’s Trustees and Officers; their address and age; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in registered investment companies. The Trust’s Statement of Additional Information includes additional information about the Trust’s Trustees and is available, without charge, upon request by calling 1-888-309-3539 or by writing MassMutual Select Funds, c/o Massachusetts Mutual Life Insurance Company, 100 Bright Meadow Blvd., Enfield, Connecticut 06082-1981, Attention: MassMutual U.S. Product and Marketing.

Disinterested Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Allan W. Blair Age: 69	Trustee	Since 2003	Retired; President and Chief Executive Officer (1996-2014), Economic Development Council of Western Massachusetts (non-profit development company); President and Chief Executive Officer (1984-2014), Westover Metropolitan Development Corporation (quasi-public development company).	93	Trustee (since 2003), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Nabil N. El-Hage Age: 59	Trustee	Since 2012	Founder and sole member of PR Academy of Executive Education, LLC (since 2016); Chairman (2011-2016), Academy of Executive Education, LLC (predecessor to PR Academy of Executive Education, LLC).	93	Director (2011-2015), Argo Group International Holdings, Ltd. (underwriter of specialty insurance and reinsurance products); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2005), Chairman (2006-2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2003), Chairman (2006-2012), MassMutual Premier Funds (open-end investment company).

Maria D. Furman Age: 63	Trustee	Since 2012	Retired.	93	Trustee (since 2011), GMO Series Trust (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2005), MML Series Investment Fund II (open-end investment company); Trustee (since 2004), MassMutual Premier Funds (open-end investment company).

R. Alan Hunter, Jr. Age: 70	Chairperson Trustee	Since 2016 Since 2003	Retired.	93	Director (since 2007), Actuant Corporation (diversified industrial company); Chairperson (since 2016), Trustee (since 2003), MML Series Investment Fund (open-end investment company); Chairperson (since 2016), Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Chairperson (since 2016), Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

129

Trustees and Officers (Unaudited) (Continued)

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
C. Ann Merrifield Age: 66	Trustee	Since 2012	Retired; President and Chief Executive Officer (2012-2014), PathoGenetix (genomics company).	93	Director (since 2015), Juniper Pharmaceuticals Inc. (specialty pharmaceutical company); Director (since 2014), Flexion Therapeutics (specialty pharmaceutical company); Director (since 2014), InVivo Therapeutics (research and clinical-stage biomaterials and biotechnology company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2005), MML Series Investment Fund II (open-end investment company); Trustee (since 2004), MassMutual Premier Funds (open-end investment company).

Susan B. Sweeney Age: 65	Trustee	Since 2009	Retired; Senior Vice President and Chief Investment Officer (2010-2014), Selective Insurance Group (property and casualty company).	95^	Trustee (since 2012), Barings Corporate Investors (closed-end investment company); Trustee (since 2012), Barings Participation Investors (closed-end investment company); Trustee (since 2009), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Interested Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Teresa Hassara^^ Age: 55	Trustee	Since 2017	Director (since 2017), MML Advisers; Head of Workplace Solutions (since 2017), MassMutual; President of Institutional Retirement (2009-2016), TIAA-CREF.	93

Trustee (since 2017), MML Series Investment Fund (open-end investment company); Trustee (since 2017), MML Series Investment Fund II (open-end investment company); Trustee (since 2017), MassMutual Premier Funds (open-end investment company).

130

Trustees and Officers (Unaudited) (Continued)

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Robert E. Joyal^^^ Age: 72	Trustee	Since 2003	Retired.	95^	Director (since 2013), Leucadia National Corporation (holding company); Director (since 2012), Ormat Technologies, Inc. (provider of alternative and renewable energy technology); Director (2006-2014), Jefferies Group LLC (investment bank); Trustee (since 2003), Barings Corporate Investors (closed-end investment company); Trustee (since 2003), Barings Participation Investors (closed-end investment company); Trustee (since 2003), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Principal Officers who are Not Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Joseph Fallon Age: 42	Vice President Assistant Vice President	Since 2017 2015- 2017	Investment Director (since 2014), MML Advisers; Head of Investment Consulting & Strategy (since 2017), Investment Director (2006-2017), MassMutual; Vice President (since 2017), Assistant Vice President (2015-2017), MML Series Investment Fund (open-end investment company); Vice President (since 2017), Assistant Vice President (2015-2017), MML Series Investment Fund II (open-end investment company); Vice President (since 2017), Assistant Vice President (2015-2017), MassMutual Premier Funds (open-end investment company);	93

Andrew M. Goldberg Age: 51	Vice President, Secretary, and Chief Legal Officer Assistant Secretary	Since 2008 2001- 2008	Assistant Vice President and Counsel (since 2004), MassMutual; Secretary (since 2015), Assistant Secretary (2013-2015), MML Advisers; Vice President, Secretary, and Chief Legal Officer (since 2008), Assistant Secretary (2001-2008), MML Series Investment Fund (open-end investment company); Vice President, Secretary (formerly known as “Clerk”), and Chief Legal Officer (since 2008), Assistant Clerk (2005-2008), MML Series Investment Fund II (open-end investment company); Vice President, Secretary (formerly known as “Clerk”), and Chief Legal Officer (since 2008), Assistant Clerk (2004-2008), MassMutual Premier Funds (open-end investment company).	93

Renee Hitchcock Age: 46	Chief Financial Officer and Treasurer Assistant Treasurer	Since 2016 2007- 2016	Assistant Vice President (since 2015), Director (2007-2015), MassMutual; Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MML Series Investment Fund (open-end investment company); Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MML Series Investment Fund II (open-end investment company); Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MassMutual Premier Funds (open-end investment company).	93

Jill Nareau Robert Age: 45	Vice President and Assistant Secretary Assistant Secretary	Since 2017 2008- 2017	Assistant Vice President and Counsel (since 2009), MassMutual; Assistant Secretary (since 2015), MML Advisers; Vice President and Assistant Secretary (since 2017), Assistant Secretary (2008-2017), MML Series Investment Fund (open-end investment company); Vice President and Assistant Secretary (since 2017), Assistant Secretary (formerly known as “Assistant Clerk”) (2008-2017), MML Series Investment Fund II (open-end investment company); Vice President and Assistant Secretary (since 2017), Assistant Secretary (formerly known as “Assistant Clerk”) (2008-2017), MassMutual Premier Funds (open-end investment company).	93

131

Trustees and Officers (Unaudited) (Continued)

Name, Address*, and Age	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Douglas Steele Age: 42	Vice President	Since 2016	Vice President and Head of Investment Management (since 2017), Head of Investment Due Diligence (2016-2017), MML Advisers; Head of Investment Management (since 2017), Assistant Vice President (2013-2017), Investment Director (2005-2013), MassMutual; Vice President (since 2016), MML Series Investment Fund (open-end investment company); Vice President (since 2016), MML Series Investment Fund II (open-end investment company); Vice President (since 2016), MassMutual Premier Funds (open-end investment company).	93

Philip S. Wellman Age: 53	Vice President and Chief Compliance Officer	Since 2007

Vice President and Chief Compliance Officer (since 2013), MML Advisers; Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds) (since 2014), Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds and Investment Advisory) (2008-2014), MassMutual; Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment

Fund II (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MassMutual Premier Funds

(open-end investment company).

				93

Eric H. Wietsma Age: 51	President Vice President	Since 2008 2006- 2008	Director and President (since 2013), MML Advisers; Senior Vice President (since 2010), MassMutual; Vice President (since 2006), MML Series Investment Fund (open-end investment company); Vice President (since 2006), MML Series Investment Fund II (open-end investment company); President (since 2008), Vice President (2006-2008), MassMutual Premier Funds (open-end investment company).	93

Tina Wilson Age: 46	Vice President	Since 2016	Vice President and Head of Investments (since 2016), MML Advisers; Senior Vice President (since 2014), Vice President (2009-2014), MassMutual; President (since 2017), Vice President (2016-2017), MML Series Investment Fund (open-end investment company); President (since 2017), Vice President (2016-2017), MML Series Investment Fund II (open-end investment company); Vice President (since 2016), MassMutual Premier Funds (open-end investment company).	93

*	The address of each Trustee and Principal Officer is the same as that for the Trust; 100 Bright Meadow Blvd., Enfield, CT 06082-1981.

**	Each Trustee of the Trust serves until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor or until he or she dies, resigns, or is removed. Notwithstanding the foregoing, unless the Trustees determine that it is desirable and in the best interest of the Trust that an exception to the retirement policy of the Trust be made, a Trustee shall retire and cease to serve as a Trustee upon the conclusion of the calendar year in which such Trustee attains the age of seventy-five years, however, with the exception of Mr. Robert E. Joyal, an interested Trustee of the Trust shall no longer serve as a Trustee if or when they are no longer an employee of MassMutual or an affiliate.

The Chairperson is elected to hold such office for a term of three years or until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she retires, dies, resigns, is removed, or becomes disqualified. The Chairperson shall hold office at the pleasure of the Trustees.

^	Barings Participation Investors and Barings Corporate Investors are deemed to be a part of the Fund Complex, because they are managed by Barings LLC, an affiliate of MML Advisers.

^^	Ms. Hassara is an “Interested Person,” as that term is defined in the 1940 Act, as an employee of MassMutual.

^^^	Mr. Joyal is an Interested Person through his position as a director of Leucadia National Corporation, which controls Jefferies Group LLC, a broker-dealer that may execute portfolio transactions and/or engage in principal transactions with the Funds, other investment companies advised by MML Advisers or holding themselves out to investors as related companies for purposes of investment or investor services, or any other advisory accounts over which MML Advisers has brokerage placement discretion.

#	The President, Treasurer, and Secretary and such other officers as the Trustees may in their discretion from time to time elect are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she dies, resigns, is removed, or becomes disqualified. Each officer shall hold office at the pleasure of the Trustees.

132

Federal Tax Information (Unaudited)

For corporate shareholders, a portion of the ordinary dividends paid during the Fund(s)’ year ended September 30, 2017, qualified for the dividends received deduction, as follows:

Dividends Received Deductions
MM RetireSMART Conservative Fund	9.80%
MM RetireSMART Moderate Fund	18.91%
MM RetireSMART Moderate Growth Fund	26.27%
MM RetireSMART Growth Fund	40.29%
MM RetireSMART In Retirement Fund	14.15%
MM RetireSMART 2010 Fund	16.58%
MM RetireSMART 2015 Fund	11.46%
MM RetireSMART 2020 Fund	21.85%
MM RetireSMART 2025 Fund	21.29%
MM RetireSMART 2030 Fund	25.70%
MM RetireSMART 2035 Fund	24.84%
MM RetireSMART 2040 Fund	26.83%
MM RetireSMART 2045 Fund	31.14%
MM RetireSMART 2050 Fund	34.18%
MM RetireSMART 2055 Fund	30.61%
MM RetireSMART 2060 Fund	33.45%

For the year ended September 30, 2017, the following Fund(s) earned the following foreign sources of income:

Amount
MM RetireSMART Conservative Fund	$239,389
MM RetireSMART Moderate Fund	738,862
MM RetireSMART Moderate Growth Fund	890,917
MM RetireSMART Growth Fund	378,359
MM RetireSMART In Retirement Fund	123,414
MM RetireSMART 2010 Fund	112,830
MM RetireSMART 2015 Fund	185,929
MM RetireSMART 2020 Fund	1,165,407
MM RetireSMART 2025 Fund	729,769
MM RetireSMART 2030 Fund	1,831,478
MM RetireSMART 2035 Fund	688,026
MM RetireSMART 2040 Fund	1,163,487
MM RetireSMART 2045 Fund	396,091
MM RetireSMART 2050 Fund	586,527
MM RetireSMART 2055 Fund	126,360
MM RetireSMART 2060 Fund	41,434

133

Federal Tax Information (Unaudited) (Continued)

Under Section 854(b)(2) of the Code, the Fund(s) hereby designate the following maximum amounts as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the year ended September 30, 2017:

Qualified Dividend Income
MM RetireSMART Conservative Fund	$780,841
MM RetireSMART Moderate Fund	2,305,503
MM RetireSMART Moderate Growth Fund	2,459,159
MM RetireSMART Growth Fund	1,018,025
MM RetireSMART In Retirement Fund	411,222
MM RetireSMART 2010 Fund	411,311
MM RetireSMART 2015 Fund	598,484
MM RetireSMART 2020 Fund	3,774,064
MM RetireSMART 2025 Fund	2,165,520
MM RetireSMART 2030 Fund	4,948,152
MM RetireSMART 2035 Fund	1,823,132
MM RetireSMART 2040 Fund	3,125,431
MM RetireSMART 2045 Fund	1,059,611
MM RetireSMART 2050 Fund	1,574,377
MM RetireSMART 2055 Fund	331,900
MM RetireSMART 2060 Fund	111,294

134

Other Information (Unaudited)

Proxy Voting

A description of the policies and procedures that each Fund’s investment adviser uses to vote proxies relating to the Fund’s portfolio securities is available, without charge, upon request, by calling 1-888-309-3539, and on the SEC’s EDGAR database on its website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, on the MassMutual website at http://www.massmutual.com/funds and on the SEC’s EDGAR database on its website at http://www.sec.gov.

Quarterly Reporting

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s EDGAR database on its website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Trustees’ Approval of Investment Advisory Contracts

At their meetings in May and June 2017, the Contract Committee (the “Committee”) and the Trustees, including the Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust or MML Advisers (the “Independent Trustees”), re-approved the existing advisory agreements (collectively, the “Contracts”) for each of the MM RetireSMART Conservative Fund, MM RetireSMART Moderate Fund, MM RetireSMART Moderate Growth Fund, MM RetireSMART Growth Fund, MM RetireSMART In Retirement Fund, MM RetireSMART 2010 Fund, MM RetireSMART 2015 Fund, MM RetireSMART 2020 Fund, MM RetireSMART 2025 Fund, MM RetireSMART 2030 Fund, MM RetireSMART 2035 Fund, MM RetireSMART 2040 Fund, MM RetireSMART 2045 Fund, MM RetireSMART 2050 Fund, MM RetireSMART 2055 Fund, and MM RetireSMART 2060 Fund. In preparation for the meetings, the Trustees requested, and MML Advisers provided in advance, certain materials relevant to the consideration of the Contracts (the “Meeting Materials”). In all of their deliberations, the Trustees were advised by independent counsel.

The Committee received in advance of the meetings (i) a memorandum from MML Advisers discussing the nature and quality of the services it provides as investment adviser to the Funds; (ii) a profitability analysis prepared by MML Advisers; and (iii) a fee and performance study report (the “Third-Party Report”) with respect to each Fund prepared by an independent third-party vendor (the “Third-Party”). The Third Party Report provided detailed comparative advisory fee, total expense, and performance information for each Fund to assist the Committee in its evaluation of the Contracts. The Committee also considered information presented to it throughout the year regarding MML Advisers.

The Committee considered the nature, scope, and quality of services MML Advisers provides to the Funds, including: (i) the financial condition, stability, and business strategy of MML Advisers; (ii) the capabilities of MML Advisers with respect to regulatory compliance and its ability to monitor compliance with the investment policies of the Funds; (iii) MML Advisers’ ability to provide investment oversight and provide for administrative and shareholder services to the Funds; and (iv) the experience and qualifications of the personnel of MML Advisers that perform, or oversee the performance of, the services provided to the Funds, and the needs of the Funds for administrative and shareholder services.

The Committee then reviewed and considered, for each Fund separately, the detailed information presented in the Third-Party Report regarding: (i) Fund expenses, including, among other things, both the Fund’s advisory fee and total net expense ratio against peer funds; and (ii) the Fund’s relative performance (over various time periods against peer funds and a benchmark index). In connection with the Committee’s review, MML Advisers provided commentary and analysis regarding each Fund’s performance and expenses. The Committee also noted that it had received in the Meeting Materials, or during the course of the past year, detailed information regarding MML Advisers’ ability to provide investment oversight and provide for administrative and shareholder services to the Funds. MML Advisers reviewed with the Committee in detail the work MML Advisers does in its oversight roles, the expertise it brings to these roles, the size of its teams, and the financial commitment it has made to providing those services. Throughout the discussion, MML Advisers responded to Committee members’ questions and provided additional information concerning each Fund.

135

Other Information (Unaudited) (Continued)

The Committee reviewed the expense and performance information for each Fund. (References to any one- or three-year period below are to periods ended December 31, 2016. The three-year periods do not apply for any Fund that does not yet have a three-year performance history. In all cases, the comparative expense information is that of a Fund’s “peer group” and the comparative performance information is that of a Fund’s “performance category.”)

The Committee considered that all of the MM RetireSMARTSM target-date Funds had experienced fourth quartile performance for the three-year period, with the exception of the MM RetireSMART 2060 Fund which does not yet have a three-year performance history. They noted, however, that all but four of the Funds (the MM RetireSMART In Retirement, 2045, 2055, and 2060 Funds) had achieved one-year performance in the third comparative quartile, and that, of the four, the MM RetireSMART In Retirement Fund had achieved performance in the second comparative quartile, and each of the MM RetireSMART 2045, 2055, and 2060 Funds had achieved performance within the top three percentage points of the fourth comparative quartile. The Committee noted that this was an improvement from the prior year when all of the Funds in existence for the period had experienced fourth quartile performance for the one-year period. MML Advisers explained that, in market conditions where large-capitalization U.S. equities perform so strongly for a substantial period of time, the MM RetireSMART target-date Funds’ asset-class diversification, including exposures to commodities, emerging market equities, and small-cap stocks, tends to result in relative underperformance. MML Advisers noted that it continues to believe that the diversification of the Funds’ portfolios will benefit the Funds over the long term. MML Advisers stated that it has, however, analyzed differences between the Funds and their peer funds, and expect to adjust the Funds’ asset allocations over time to bring them more closely in line with peer funds in order to limit periods of significant underperformance. MML Advisers noted that the total net expense ratios for the RetireSMART target-date Funds range from the first to second comparative quartiles. The Committee considered that Funds experienced a reduction in fees in 2016 due to a restructuring to increase the Funds’ exposures to low-cost underlying funds employing passive strategies. A discussion followed regarding the increase in competition in this market sector based on fund expenses.

The Committee noted that the total net expense ratios for all of the MM RetireSMART target-risk Funds were in the first comparative quartile, and that the improvement in relative expenses over the prior year was the result at least in part of an increase in exposure to underlying funds employing relatively low-cost passive strategies. MML Advisers noted that the same factors that detracted from the relative performance of the MM RetireSMART target-date Funds for the one- and three-year periods, including wide asset-class diversification, also detracted from the relative performance of the MM RetireSMART target-risk Funds. MML Advisers stated that it has similarly begun taking steps to bring the Funds’ asset allocations over time more closely in line with peer funds.

The Committee also reviewed and considered information included in the Meeting Materials, or discussed at the meeting, concerning economies of scale and the profitability of MML Advisers’ advisory relationship with the various Funds, including: (i) a description of the revenue (including advisory fees and administrative and shareholder services fees, as applicable) and expense allocation methodology employed by MML Advisers; and (ii) profitability information for each individual Fund. The discussions included consideration of the intangible benefits derived by MML Advisers and its affiliates resulting from their relationships with the Funds and the so-called “fallout benefits” to MML Advisers, such as any reputational value derived from serving as investment adviser to the Funds.

Prior to the votes being taken to approve the Contracts, the Committee met separately in executive session to discuss the appropriateness of such contracts. The Committee weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Committee did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

As to each of the Funds, the Committee concluded that: (i) overall, it was satisfied with the nature, extent, and quality of services provided, and expected to be provided in the future, under the Contracts, including the level of MML Advisers’ oversight of each Fund; (ii) MML Advisers’ levels of profitability from its relationship with the various Funds are not excessive and the advisory fees payable under the Contracts and each Fund’s total net expenses are fair and reasonable; (iii) either the relative or absolute performance of a Fund (in each case, taking into account the applicable investment strategy and risk profile of the Fund), or the steps MML Advisers has proposed in respect of the underperformance of a Fund, are sufficient to warrant continuation of the Contracts for each of the Funds; and (iv) the terms of the Contracts are fair and reasonable with respect to each Fund and are in the best interests of each Fund’s shareholders.

136

Other Information (Unaudited) (Continued)

Fund Expenses September 30, 2017

Expense Examples:

The following information is in regards to expenses for the six months ended September 30, 2017:

As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemptions; and (2) ongoing costs, including advisory fees, distribution and/or service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested for the six months ended September 30, 2017.

Actual Expenses:

The first four columns of the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Operating Expenses Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:

The last two columns of the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the last two columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
MM RetireSMART Conservative Fund
Class I	$1,000	0.03%	$1,042.60	$0.15	$1,024.90	$0.15
Class R5	1,000	0.13%	1,041.60	0.67	1,024.40	0.66
Service Class	1,000	0.23%	1,041.60	1.18	1,023.90	1.17
Administrative Class	1,000	0.33%	1,040.50	1.69	1,023.40	1.67
Class A	1,000	0.58%	1,039.30	2.97	1,022.20	2.94
Class R4	1,000	0.48%	1,039.70	2.45	1,022.70	2.43
Class R3	1,000	0.73%	1,038.80	3.73	1,021.40	3.70

137

Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
MM RetireSMART Moderate Fund
Class I	$1,000	0.07%	$1,061.80	$0.36	$1,024.70	$0.36
Class R5	1,000	0.17%	1,061.80	0.88	1,024.20	0.86
Service Class	1,000	0.27%	1,061.50	1.40	1,023.70	1.37
Administrative Class	1,000	0.37%	1,060.60	1.91	1,023.20	1.88
Class A	1,000	0.62%	1,059.40	3.20	1,022.00	3.14
Class R4	1,000	0.52%	1,058.80	2.68	1,022.50	2.64
Class R3	1,000	0.77%	1,058.90	3.97	1,021.20	3.90
MM RetireSMART Moderate Growth Fund
Class I	1,000	0.09%	1,080.20	0.47	1,024.60	0.46
Class R5	1,000	0.19%	1,080.20	0.99	1,024.10	0.96
Service Class	1,000	0.29%	1,080.00	1.51	1,023.60	1.47
Administrative Class	1,000	0.39%	1,080.10	2.03	1,023.10	1.98
Class A	1,000	0.64%	1,077.80	3.33	1,021.90	3.24
Class R4	1,000	0.54%	1,079.60	2.82	1,022.40	2.74
Class R3	1,000	0.79%	1,077.60	4.11	1,021.10	4.00
MM RetireSMART Growth Fund
Class I	1,000	0.12%	1,090.10	0.63	1,024.50	0.61
Class R5	1,000	0.22%	1,089.00	1.15	1,024.00	1.12
Service Class	1,000	0.32%	1,089.00	1.68	1,023.50	1.62
Administrative Class	1,000	0.42%	1,089.00	2.20	1,023.00	2.13
Class A	1,000	0.67%	1,087.20	3.51	1,021.70	3.40
Class R4	1,000	0.57%	1,087.90	2.98	1,022.20	2.89
Class R3	1,000	0.82%	1,086.20	4.29	1,021.00	4.15
MM RetireSMART In Retirement Fund
Class I	1,000	0.09%	1,044.30	0.46	1,024.60	0.46
Class R5	1,000	0.19%	1,043.30	0.97	1,024.10	0.96
Service Class	1,000	0.29%	1,042.30	1.48	1,023.60	1.47
Administrative Class	1,000	0.39%	1,042.40	2.00	1,023.10	1.98
Class A	1,000	0.64%	1,040.80	3.27	1,021.90	3.24
Class R4	1,000	0.54%	1,041.10	2.76	1,022.40	2.74
Class R3	1,000	0.79%	1,040.50	4.04	1,021.10	4.00
MM RetireSMART 2010 Fund
Class I	1,000	0.06%	1,048.70	0.31	1,024.80	0.30
Class R5	1,000	0.16%	1,048.30	0.82	1,024.30	0.81
Service Class	1,000	0.27%	1,048.20	1.39	1,023.70	1.37
Administrative Class	1,000	0.37%	1,047.50	1.90	1,023.20	1.88
Class A	1,000	0.62%	1,046.20	3.18	1,022.00	3.14
Class R4	1,000	0.52%	1,047.40	2.67	1,022.50	2.64
Class R3	1,000	0.76%	1,045.30	3.90	1,021.30	3.85
MM RetireSMART 2015 Fund
Class I	1,000	0.10%	1,051.90	0.51	1,024.60	0.51
Class R5	1,000	0.20%	1,051.90	1.03	1,024.10	1.01
Service Class	1,000	0.30%	1,050.90	1.54	1,023.60	1.52
Administrative Class	1,000	0.40%	1,050.30	2.06	1,023.10	2.03
Class A	1,000	0.65%	1,049.70	3.34	1,021.80	3.29
Class R4	1,000	0.55%	1,050.00	2.83	1,022.30	2.79
Class R3	1,000	0.80%	1,049.10	4.11	1,021.10	4.05

138

Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
MM RetireSMART 2020 Fund
Class I	$1,000	0.06%	$1,061.20	$0.31	$1,024.80	$0.30
Class R5	1,000	0.16%	1,060.40	0.83	1,024.30	0.81
Service Class	1,000	0.26%	1,060.20	1.34	1,023.80	1.32
Administrative Class	1,000	0.36%	1,060.40	1.86	1,023.30	1.83
Class A	1,000	0.61%	1,058.20	3.15	1,022.00	3.09
Class R4	1,000	0.51%	1,058.90	2.63	1,022.50	2.59
Class R3	1,000	0.76%	1,057.20	3.92	1,021.30	3.85
MM RetireSMART 2025 Fund
Class I	1,000	0.06%	1,070.00	0.31	1,024.80	0.30
Class R5	1,000	0.16%	1,070.00	0.83	1,024.30	0.81
Service Class	1,000	0.26%	1,070.00	1.35	1,023.80	1.32
Administrative Class	1,000	0.36%	1,069.40	1.87	1,023.30	1.83
Class A	1,000	0.61%	1,068.30	3.16	1,022.00	3.09
Class R4	1,000	0.51%	1,067.70	2.64	1,022.50	2.59
Class R3	1,000	0.76%	1,066.20	3.94	1,021.30	3.85
MM RetireSMART 2030 Fund
Class I	1,000	0.06%	1,077.30	0.31	1,024.80	0.30
Class R5	1,000	0.16%	1,076.60	0.83	1,024.30	0.81
Service Class	1,000	0.26%	1,076.50	1.35	1,023.80	1.32
Administrative Class	1,000	0.36%	1,075.70	1.87	1,023.30	1.83
Class A	1,000	0.61%	1,073.70	3.17	1,022.00	3.09
Class R4	1,000	0.51%	1,075.00	2.65	1,022.50	2.59
Class R3	1,000	0.76%	1,073.50	3.95	1,021.30	3.85
MM RetireSMART 2035 Fund
Class I	1,000	0.11%	1,081.70	0.57	1,024.50	0.56
Class R5	1,000	0.21%	1,081.00	1.10	1,024.00	1.07
Service Class	1,000	0.30%	1,080.20	1.56	1,023.60	1.52
Administrative Class	1,000	0.40%	1,079.60	2.09	1,023.10	2.03
Class A	1,000	0.66%	1,077.90	3.44	1,021.80	3.35
Class R4	1,000	0.55%	1,078.90	2.87	1,022.30	2.79
Class R3	1,000	0.80%	1,077.50	4.17	1,021.10	4.05
MM RetireSMART 2040 Fund
Class I	1,000	0.08%	1,083.50	0.42	1,024.70	0.41
Class R5	1,000	0.18%	1,082.70	0.94	1,024.20	0.91
Service Class	1,000	0.28%	1,081.80	1.46	1,023.70	1.42
Administrative Class	1,000	0.38%	1,081.10	1.98	1,023.20	1.93
Class A	1,000	0.63%	1,080.00	3.28	1,021.90	3.19
Class R4	1,000	0.53%	1,080.60	2.76	1,022.40	2.69
Class R3	1,000	0.78%	1,079.10	4.07	1,021.20	3.95
MM RetireSMART 2045 Fund
Class I	1,000	0.07%	1,084.40	0.37	1,024.70	0.36
Class R5	1,000	0.17%	1,083.50	0.89	1,024.20	0.86
Service Class	1,000	0.27%	1,082.80	1.41	1,023.70	1.37
Administrative Class	1,000	0.37%	1,082.20	1.93	1,023.20	1.88
Class A	1,000	0.62%	1,081.30	3.23	1,022.00	3.14
Class R4	1,000	0.52%	1,081.60	2.71	1,022.50	2.64
Class R3	1,000	0.77%	1,081.00	4.02	1,021.20	3.90

139

Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
MM RetireSMART 2050 Fund
Class I	$1,000	0.07%	$1,089.20	$0.37	$1,024.70	$0.36
Class R5	1,000	0.17%	1,088.10	0.89	1,024.20	0.86
Service Class	1,000	0.28%	1,088.10	1.47	1,023.70	1.42
Administrative Class	1,000	0.37%	1,087.00	1.94	1,023.20	1.88
Class A	1,000	0.63%	1,086.40	3.30	1,021.90	3.19
Class R4	1,000	0.53%	1,086.70	2.77	1,022.40	2.69
Class R3	1,000	0.78%	1,085.00	4.08	1,021.20	3.95
MM RetireSMART 2055 Fund
Class I	1,000	0.05%	1,090.30	0.26	1,024.80	0.25
Class R5	1,000	0.15%	1,089.30	0.79	1,024.30	0.76
Service Class	1,000	0.25%	1,088.20	1.31	1,023.80	1.27
Administrative Class	1,000	0.35%	1,087.60	1.83	1,023.30	1.78
Class A	1,000	0.60%	1,086.80	3.14	1,022.10	3.04
Class R4	1,000	0.50%	1,087.00	2.62	1,022.60	2.54
Class R3	1,000	0.75%	1,085.40	3.92	1,021.30	3.80
MM RetireSMART 2060 Fund
Class I	1,000	0.06%	1,088.80	0.31	1,024.80	0.30
Class R5	1,000	0.16%	1,087.90	0.84	1,024.30	0.81
Service Class	1,000	0.26%	1,088.00	1.36	1,023.80	1.32
Administrative Class	1,000	0.36%	1,087.10	1.88	1,023.30	1.83
Class A	1,000	0.61%	1,086.10	3.19	1,022.00	3.09
Class R4	1,000	0.51%	1,086.00	2.67	1,022.50	2.59
Class R3	1,000	0.76%	1,085.30	3.97	1,021.30	3.85

*	Expenses are calculated using the annualized expense ratio for the six months ended September 30, 2017, multiplied by the average account value over the period, multiplied by 183 days in the period, divided by 365 days in the year, unless stated otherwise.

140

Underwriter: MML Distributors, LLC 100 Bright Meadow Blvd. Enfield, CT 06082-1981

© 2017 Massachusetts Mutual Life Insurance Company (MassMutual), Springfield, MA 01111-0001. All rights reserved. www.massmutual.com. Investment Adviser: MML Investment Advisers, LLC	RS-43522-00

This material must be preceded or accompanied by a current prospectus (or summary prospectus, if available) for MM Select Bond and Income Asset Fund and MM Select Equity Asset Fund of the MassMutual Select Funds. Investors should consider a Fund’s investment objective, risks, and charges and expenses carefully before investing. This and other information about the investment company is available in the prospectus (or summary prospectus, if available). Read it carefully before investing.

MM Select Bond and Income Asset/MM Select Equity Asset Funds – President’s Letter to Shareholders (Unaudited)

Eric Wietsma

“MassMutual believes that ever-changing market conditions have the potential to benefit individuals who maintain a long-term perspective on investing.”

September 30, 2017

Continued strength in U.S. markets benefits equity investors; global markets stabilize

I am pleased to present you with the MassMutual Annual Report for the MM Select Bond and Income Fund and the MM Select Equity Asset Fund, covering the year ended September 30, 2017 (the “fiscal year”). Domestic stocks enjoyed strong performance during the fiscal year, as investor sentiment was buoyed by campaign promises focused on tax reforms, infrastructure spending, health care reform, and the creation of American jobs. While the Trump administration and the Republican-led Congress struggled to turn campaign promises into policy realities, continued improving domestic economic data supported investor confidence during the fiscal year.

Foreign stocks also performed well for investors, as European markets stabilized significantly with Brexit concerns shifting to the actual details of executing Great Britain’s separation from the European Union. Asian markets also stabilized, even though geopolitical tensions in the region escalated due to China’s disputed expansion in the South China Sea, North Korea’s increased nuclear and missile arsenal, and lingering suspicions regarding Russia’s covert involvement in the American political process and its participation in Middle Eastern conflicts. Japan’s economic policies also appeared to be helping that country overcome its long-term economic challenges.

While equity markets added to an impressive string of consecutive quarters with positive results, investment-grade bond investors found it more difficult to generate satisfying returns during the period.

In MassMutual’s view, the ongoing uncertainties associated with investing in today’s markets validate the importance of taking a long-term perspective and not reacting to current events or short-term market changes. We also believe retirement investors who follow certain investment guidelines, such as the ones below, may increase their chances of reaching their retirement income goals.

Suggestions for retirement investors under any market conditions

Save as much as you can

There is no way to predict how the markets will perform. But you can control how often and how much you contribute to your retirement plan account. Contributing as much as you can and increasing your contribution level as often as possible may be one way to help you realize your retirement income goals.*

Invest in all market conditions

Many seasoned investors believe that retirement savers who can tolerate a market downturn have the potential to be rewarded by accumulating larger positions at more favorable prices (compared to those who do not invest during a down market). That’s why financial professionals often advise their clients to stay in the market, regardless of short-term results.

*	Systematic investing and asset allocation do not ensure a profit or protect against loss in a declining market. Systematic investing involves continuous investment in securities regardless of fluctuating price levels. Investors should consider their ability to continue investing through periods of low price levels.

(Continued)

1

MM Select Bond and Income Asset/MM Select Equity Asset Funds – President’s Letter to Shareholders (Unaudited) (Continued)

Retirement investors have time on their side

For most, saving and investing for retirement occurs over many decades. While most retirement investors may be familiar with market volatility, savvy investors know that adopting a long-term view of the markets can help them withstand all market conditions.

Monitor your asset allocation regularly – and diversify

Stocks, bonds, and short-term/money market investments typically (although not always) behave differently, depending on the economic and market environment. Each of these asset classes contains an even greater array of sub-categories, such as small-cap stocks, international stocks, and high-yield bonds. Many financial professionals believe that investors can take advantage of different opportunities in the market and reduce the risk of over-exposure to one or two poorly performing investment types by maintaining a retirement plan account that contains a mix of investment types and sub-categories.

Make informed choices and seek professional guidance

Many financial advisors suggest that retirement investors select an appropriate combination of investments that aligns with their retirement income goals. Doing so can help you withstand the inevitable ups and downs of the markets.

If you work with a financial professional, this may be an excellent time to contact him or her for assistance in assessing whether or not you:

•	may be saving enough for retirement based on your long-term needs;

•	are invested properly for all market conditions, based on your goals and objectives and where you are in your retirement planning journey; and

•	feel you are taking the right steps to help reduce your longevity risk, which is related to the possibility that you could “outlive” your retirement savings.

We’re people protecting people

MassMutual believes that nothing matters more than your safety and well-being. Our commitment has always been to help people financially protect their families and put themselves on the path to a more financially secure future. And that’s why we consistently encourage retirement investors to maintain a long-term view toward retirement investing, and avoid reacting to short-term market movements. We believe that ever-changing market conditions have the potential to benefit individuals who maintain a long-term perspective on investing. Thank you for your continued confidence in MassMutual.

Sincerely,

Eric Wietsma

President

The information provided is the opinion of MassMutual Funds Investment Management Group as of 10/1/17 and is subject to change without notice. It is not to be construed as tax, legal, or investment advice. Of course, past performance does not guarantee future results.

2

MM Select Bond and Income Asset/MM Select Equity Asset Funds – Economic and Market Overview (Unaudited)

September 30, 2017

Market Highlights

•	U.S. stock investors enjoyed strong performance during the fiscal year, bolstered by a rally which started after the November 2016 U.S. presidential election.

•	Data throughout the period pointed to sustained improvements in the global economic environment.

•	Foreign markets rebounded over the past 12 months, even though geopolitical turbulence increased in some regions.

•	The Federal Reserve Board (the “Fed”) raised short-term interest rates three times during the reporting period and introduced a plan to shrink its balance sheet beginning in 2017.

•	Investment-grade bond investors struggled to break even during this annual reporting cycle.

Market Environment

U.S. stock investors enjoyed strong performance during the fiscal year ended September 30, 2017, bolstered by a rally which started after the November 2016 U.S. presidential election. All major domestic stock indexes registered positive returns during the period, though returns varied widely across asset classes and investment styles.

Following the surprising election of Donald J. Trump as the 45th President of the United States, investor sentiment was buoyed by campaign promises focused on tax reforms, infrastructure spending, health care reform, and the creation of American jobs. While the Trump administration and the Republican-led Congress struggled to turn campaign promises into policy realities, investor sentiment remained high through the end of the reporting period.

Consecutive improved quarterly earnings reports fueled strong investor sentiment. For each quarterly reporting cycle of this fiscal year, the majority of American corporations reported earnings and sales that beat forecasts. While the market generally acknowledges that stock valuations are high by historical standards, strong earnings and sales results appear to justify ongoing investor participation in equity markets.

Continued improving domestic economic data also supported investor confidence over the past 12 months. In 2017, the scope of improved economic data expanded to include developed international markets. European markets stabilized significantly as Brexit concerns shifted to the actual details of executing Great Britain’s separation from the European Union (EU). Prime Minister Teresa May triggered Article 50 of the Lisbon Treaty (which outlines the process for EU members to withdraw from the EU) on March 29, 2017 – setting the time frame for Britain to officially leave the EU as no later than April 2019. Continued German economic strength, bolstered by Angela Merkel’s re-election in September 2017, added stability to EU and global markets. Emmanuel Macron’s resounding victory in France’s May 2017 presidential election seemed to stem the populist political tide that had added turbulence to EU markets.

Asian markets also stabilized, even though geopolitical tensions in the region escalated due to China’s disputed expansion in the South China Sea, North Korea’s increased nuclear and missile arsenal, and lingering suspicions regarding Russia’s covert involvement in the American political process and its participation in Middle Eastern conflicts. China’s central bank managed to successfully navigate concerns about production declines, real estate, currency pricing, and the growing Chinese middle class. Japan’s economic policies also appeared to be helping that country overcome its long-term economic challenges.

The Fed continued to exert influence on domestic and global markets during this annual reporting cycle, but generally improving economic conditions muted that influence compared to previous years. The Fed raised short-term interest rates three times during the fiscal year – in December 2016 and in March and June of 2017. After starting the reporting period at 0.50%, the short-term interest rate is now 1.25%. The most recent minutes from the Fed’s Federal Open Market Committee forecast one more rate hike in 2017 and the possibility of three additional increases in 2018. In addition, the Fed introduced plans to begin selling down its balance sheet, bringing to an end the era of Quantitative Easing (i.e., the Fed’s program of encouraging economic growth by purchasing government bonds). It is particularly interesting to note that in previous years, the mere threat of a rate hike added turbulence to markets. During this reporting period, Fed actions did not negatively disrupt markets.

3

MM Select Bond and Income Asset/MM Select Equity Asset Funds – Economic and Market Overview (Unaudited) (Continued)

During the one-year period ended September 30, 2017, the technology-focused NASDAQ Composite® Index rose 23.68%, the S&P 500® Index (S&P 500) of large-capitalization U.S. stocks gained 18.61%, the Dow Jones Industrial AverageSM grew 25.45%, and the Russell 2000® Index of small-capitalization stocks added 20.74%. Notably, this marks the second consecutive year these indexes logged double-digit returns. Domestic large-cap growth stocks outperformed for the reporting period, as the Russell 1000® Growth Index reported a 21.94% return.

In foreign markets, the MSCI EAFE® Index, a barometer for foreign stocks in developed markets, returned 19.10% for the fiscal year, more than doubling its return of 6.52% for the previous reporting year. Developing market companies also delivered another strong performance for the period, as the MSCI Emerging Markets Index, a measure of the performance of emerging stock markets throughout the world, rose 22.46%.*

Investment-grade bond investors struggled to break even this fiscal year, as the Bloomberg Barclays U.S. Aggregate Bond Index, a broad measure of the U.S. investment-grade bond markets, ended the period essentially where it started, advancing only 0.07%. Market yields generally rose during the final months of 2016 and accelerated following last November’s U.S. presidential election. Since bond prices typically fall during periods of rising interest rates, this was a particularly challenging period of time for the bond market.

Yield on the 2-year U.S. Treasury bond rose 0.70% due to market influences and Fed action, ending the reporting period at 1.47%. Yield on the 10-year Treasury bond rose 0.73% for the period, rising early on in the post-election period and declined modestly for the rest of the period to end at 2.33%. With equity markets returning double-digit growth for the second consecutive year, high-yield corporate bonds outperformed other fixed income investments, as the Bloomberg Barclays U.S. Corporate High-Yield Index, which measures the performance of fixed-rate, below-investment-grade debt securities from corporate sectors, delivered a return of 8.88%.*

With eight consecutive quarters of positive returns for the S&P 500 now in the history books – a feat seen only five times since 1928 – thoughtful investors are asking themselves how long this upward climb can continue. We remain convinced that a broadly diversified portfolio aligned to a long-term strategy is the retirement investor’s wisest course. When one side of the market enjoys outsized growth for a long period of time, portfolios may become overweight in one asset class. As we close out this fiscal year, it may be the right time to evaluate your portfolio to ensure that it matches your overall investment strategy and objectives.

The information provided is the opinion of MML Investment Advisers, LLC as of 10/1/17 and is subject to change without notice. It is not to be construed as tax, legal, or investment advice. Of course, past performance does not guarantee future results.

*	Indexes are unmanaged, do not incur fees or expenses and cannot be purchased directly for investment.

4

MM Select Bond and Income Asset Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MM Select Bond and Income Asset Fund, and who is the Fund’s subadviser?

The Fund seeks to achieve long term total return by investing primarily in a diversified portfolio of debt securities and money market instruments. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in bonds and other income-producing assets. The Fund’s subadviser is Northern Trust Investments, Inc. (NTI).

How did the Fund perform during the 12 months ended September 30, 2017?

The Fund’s Class I shares returned -2.08%, underperforming the -0.66% return of the Bloomberg Barclays U.S. Government Intermediate Index (the “benchmark”), an unmanaged index that measures the performance of U.S. Treasury and U.S. Agency debentures with maturities of 1-10 years. It is a component of the U.S. Government/Credit Index and the U.S. Aggregate Index.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2017, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the year ended September 30, 2017, prices were weak in many government bond markets. In the United States, U.S. Treasury prices fell following the election of Donald Trump as president.

Prospects for fiscal stimulus and tax reform were the catalysts for improved sentiment in both stock and corporate bond markets. Many investors sold government bonds to free up capital to move into other areas of the markets. The selloff, which moved yields higher, continued through the fourth quarter of 2016 before reversing for most of the first three quarters of 2017. (Bond prices move in the opposite direction of interest rates [or yields]; when yields rise, the prices of existing bonds fall – and vice versa.) The result was that the Fund underperformed the benchmark for the year. Hardest hit were those assets with longer maturity durations. Within the Fund’s portfolio, the portion that is benchmarked to the Bloomberg Barclays 10-20 Year Treasury Index lost 3.79%. Japanese government bonds also lost value due to the weakness of the yen. Shorter-duration Treasury bonds and Treasury Inflation Protected Securities (TIPS) each delivered modestly positive results.

Fund management’s decision to adjust international bond exposure in the volatile period surrounding the U.S. presidential election supported the Fund’s full-year returns. More than half of the holdings in the Fund have maturities of less than five years, which generally aided full-year returns. However, the Fund’s exposure to longer-dated 10- to 20-year bonds (which is part of the Fund’s diversification strategy) detracted from the Fund’s performance for the year.

Subadviser outlook

Although September hurricanes Irma, Harvey and Maria disrupted lives and the U.S. economy, evidence continues to mount that the global economy is gaining traction. While the rate of growth may be lower than in previous decades, nearly every major region is showing growth for the first time since the global financial crisis. The bond market is focused on the Federal Reserve’s (the “Fed”) plans to raise the federal funds rates higher and to end its Quantitative Easing (QE) program, which was the program where the Fed made government bond purchases in an effort to bolster the economy. We believe that the market will pay close attention to both inflation statistics and the Fed as we head into 2018.

5

MM Select Bond and Income Asset Fund – Portfolio Manager Report (Unaudited) (Continued)

MM Select Bond and Income Asset Fund Portfolio Characteristics (% of Net Assets) on 9/30/17

U.S. Treasury Obligations	93.3%
Sovereign Debt Obligations	7.4%

Total Long-Term Investments	100.7%
Short-Term Investments and Other Assets and Liabilities	(0.7)%

Net Assets	100.0%

6

MM Select Bond and Income Asset Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MM Select Bond and Income Asset Fund Class I and Bloomberg Barclays U.S. Government Intermediate Index.

TOTAL RETURN	One Year 10/1/16 - 9/30/17	Since Inception Average Annual 9/15/16 - 9/30/17
Class I	-2.08%	-1.52%
Bloomberg Barclays U.S. Government Intermediate Index	-0.66%	-0.40%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Bloomberg Barclays U.S. Government Intermediate Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

7

MM Select Equity Asset Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MM Select Equity Asset Fund, and who is the Fund’s subadviser?

The Fund seeks to achieve long term total return by investing primarily in a diversified portfolio of equity securities. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in domestic and foreign equity securities. The Fund’s subadviser is Northern Trust Investments, Inc. (NTI).

How did the Fund perform during the 12 months ended September 30, 2017?

The Fund’s Class I shares returned 17.18%, underperforming the 18.17% return of the MSCI World Index (the “benchmark”), an unmanaged index of issuers listed on the stock exchanges of 20 foreign countries and the U.S.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2017, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the year ended September 30, 2017, most major stock markets delivered strong returns. Equity markets rallied following the U.S. presidential election and continued higher on signs of synchronized global growth, despite a short honeymoon for the Trump administration. After raising the federal fund rates three times, the Federal Reserve (the “Fed”) held off on further moves in September, citing the “mystery” of subdued inflation.

Consumer staples stocks, especially in the U.S., lagged as Amazon’s acquisition of upscale grocer Whole Foods Market put pressure on its competitors, and Amazon continued its march to change the retail landscape. Financial services and information technology stocks were leaders during the fiscal year.

The Fund’s exposure to small-cap stocks inside and outside of the U.S. aided full-year returns. In addition, after the initial post-election shock, emerging-market stocks led the markets higher. Although global real estate investment trusts (global REITs) were supported by stronger foreign currencies, their gain of 4.81% in the Fund’s portfolio lagged the S&P 500® Index and the MSCI World ex-US Index, which returned 18.61% and 18.73%, respectively.

Fund management’s decisions to move to a higher emerging-market equity allocation and a lower global REIT stake aided the Fund’s performance. These positives were somewhat offset by decreased exposure to U.S. small-cap stocks and an increased allocation to the top 50 stocks in the S&P 500 Index. However, given the strong gains across most areas of the markets, these adjustments did not have a dramatic impact on the Fund’s total returns.

Subadviser outlook

Although September hurricanes Irma, Harvey and Maria disrupted lives and the U.S. economy, evidence continues to mount that the global economy is gaining traction. While the rate of growth may be lower than in previous decades, nearly every major region is showing growth for the first time since the global financial crisis. The stock market tends to look forward and prices have largely already reflected this growth. These higher prices could make further gains difficult to come by and add to risk. There are multiple areas of concern that could offset the improved economic news. The Fed runs the risk of making a policy mistake, geopolitical risks abound (with North Korea being just one), political uncertainty in the U.S. is elevated, and natural disasters seem to be occurring with greater frequency throughout the world. With all this in mind, we are keeping an eye on opportunities outside the U.S. and closely monitoring how trends unfold as we move into 2018.

8

MM Select Equity Asset Fund – Portfolio Manager Report (Unaudited) (Continued)

MM Select Equity Asset Fund Portfolio Characteristics (% of Net Assets) on 9/30/17

Common Stock	99.4%
Mutual Funds	2.3%
Preferred Stock	0.4%
Rights	0.0%
Warrants	0.0%

Total Long-Term Investments	102.1%
Short-Term Investments and Other Assets and Liabilities	(2.1)%

Net Assets	100.0%

9

MM Select Equity Asset Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MM Select Equity Asset Fund Class I and MSCI World Index.

TOTAL RETURN	One Year 10/1/16 - 9/30/17	Since Inception Average Annual 9/15/16 - 9/30/17
Class I	17.18%	18.30%
MSCI World Index	18.17%	19.69%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the MSCI World Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

10

MM Select Bond and Income Asset Fund – Portfolio of Investments

September 30, 2017

	Principal Amount	Value
BONDS & NOTES — 100.7%

SOVEREIGN DEBT OBLIGATIONS — 7.4%
Bundesobligation EUR (a) (b) 0.010% 4/17/20	300,000	$360,469
Bundesobligation EUR (a) (b) 0.010% 4/09/21	300,000	361,161
Bundesobligation EUR (a) (b) 0.010% 10/08/21	175,000	210,553
Bundesobligation EUR (a) (b) 0.010% 4/08/22	50,000	60,065
Bundesobligation EUR (a) (b) 0.250% 10/16/20	150,000	181,887
Bundesobligation EUR (a) (b) 0.500% 4/12/19	150,000	180,659
Bundesobligation EUR (a) (b) 1.000% 10/12/18	200,000	240,626
Bundesrepublik Deutschland EUR (a) (b) 0.010% 12/14/18	100,000	119,236
Bundesrepublik Deutschland EUR (a) (b) 0.010% 3/15/19	250,000	298,709
Bundesrepublik Deutschland EUR (a) (b) 0.010% 8/15/26	150,000	172,569
Bundesrepublik Deutschland EUR (a) (b) 0.250% 2/15/27	125,000	145,776
Bundesrepublik Deutschland EUR (a) (b) 0.500% 2/15/25	125,000	152,440
Bundesrepublik Deutschland EUR (a) (b) 0.500% 2/15/26	200,000	241,888
Bundesrepublik Deutschland EUR (a) (b) 0.500% 8/15/27	75,000	88,953
Bundesrepublik Deutschland EUR (a) (b) 1.000% 8/15/24	100,000	126,392
Bundesrepublik Deutschland EUR (a) (b) 1.000% 8/15/25	100,000	126,209
Bundesrepublik Deutschland EUR (a) (b) 1.500% 9/04/22	100,000	128,782
Bundesrepublik Deutschland EUR (a) (b) 1.500% 2/15/23	125,000	161,513
Bundesrepublik Deutschland EUR (a) (b) 1.500% 5/15/23	100,000	129,459
Bundesrepublik Deutschland EUR (a) (b) 1.500% 5/15/24	50,000	65,151
Bundesrepublik Deutschland EUR (a) (b) 1.750% 7/04/22	150,000	195,045
Bundesrepublik Deutschland EUR (a) (b) 1.750% 2/15/24	100,000	132,038
Bundesrepublik Deutschland EUR (a) (b) 2.500% 7/04/44	100,000	152,784
Bundesrepublik Deutschland EUR (a) (b) 2.500% 8/15/46	95,000	146,211
Bundesrepublik Deutschland EUR (a) (b) 3.250% 7/04/42	50,000	85,822

	Principal Amount	Value
Bundesrepublik Deutschland EUR (a) (b) 4.000% 1/04/37	100,000	$180,975
Bundesrepublik Deutschland EUR (a) (b) 4.250% 7/04/39	40,000	76,745
Bundesrepublik Deutschland EUR (a) (b) 4.750% 7/04/34	100,000	189,783
Bundesrepublik Deutschland EUR (a) (b) 4.750% 7/04/40	100,000	206,234
Bundesrepublik Deutschland EUR (a) (b) 5.500% 1/04/31	115,000	218,960
Bundesrepublik Deutschland EUR (a) (b) 6.250% 1/04/30	50,000	98,491
France Government Bond OAT EUR (a) (b) 0.010% 2/25/19	150,000	178,758
France Government Bond OAT EUR (a) (b) 0.010% 2/25/20	150,000	179,372
France Government Bond OAT EUR (a) (b) 0.010% 5/25/20	200,000	239,335
France Government Bond OAT EUR (a) (b) 0.010% 5/25/21	300,000	359,016
France Government Bond OAT EUR (a) (b) 0.010% 5/25/22	50,000	59,552
France Government Bond OAT EUR (a) (b) 0.250% 11/25/20	150,000	180,989
France Government Bond OAT EUR (a) (b) 0.250% 11/25/26	50,000	56,904
France Government Bond OAT EUR (a) (b) 0.500% 11/25/19	300,000	362,619
France Government Bond OAT EUR (a) (b) 0.500% 5/25/25	175,000	208,735
France Government Bond OAT EUR (a) (b) 0.500% 5/25/26	325,000	381,614
France Government Bond OAT EUR (a) (b) 1.000% 11/25/18	100,000	120,329
France Government Bond OAT EUR (a) (b) 1.000% 5/25/19	100,000	121,298
France Government Bond OAT EUR (a) (b) 1.000% 11/25/25	185,000	227,881
France Government Bond OAT EUR (a) (b) 1.000% 5/25/27	100,000	120,914
France Government Bond OAT EUR (a) (b) 1.250% 5/25/36	50,000	57,066
France Government Bond OAT EUR (a) (b) 1.500% 5/25/31	150,000	185,236
France Government Bond OAT EUR (a) (b) 1.750% 5/25/23	225,000	292,334
France Government Bond OAT EUR (a) (b) 1.750% 11/25/24	100,000	130,550
France Government Bond OAT EUR (a) (b) 1.750% 6/25/39	30,000	36,756
France Government Bond OAT EUR (a) (b) 1.750% 5/25/66	85,000	93,019

The accompanying notes are an integral part of the financial statements.

11

MM Select Bond and Income Asset Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
France Government Bond OAT EUR (a) (b) 2.250% 10/25/22	250,000	$330,884
France Government Bond OAT EUR (a) (b) 2.250% 5/25/24	50,000	67,255
France Government Bond OAT EUR (a) (b) 2.500% 5/25/30	200,000	276,787
France Government Bond OAT EUR (a) (b) 2.750% 10/25/27	50,000	70,352
France Government Bond OAT EUR (a) (b) 3.000% 4/25/22	100,000	135,647
France Government Bond OAT EUR (a) (b) 3.250% 5/25/45	150,000	235,952
France Government Bond OAT EUR (a) (b) 4.000% 10/25/38	75,000	129,214
France Government Bond OAT EUR (a) (b) 4.500% 4/25/41	100,000	186,208
France Government Bond OAT EUR (a) (b) 4.750% 4/25/35	110,000	200,092
Japan Government Five Year Bond JPY (a) 0.100% 9/20/19	10,000,000	89,263
Japan Government Five Year Bond JPY (a) 0.100% 12/20/19	10,000,000	89,291
Japan Government Five Year Bond JPY (a) 0.100% 3/20/20	15,000,000	134,021
Japan Government Five Year Bond JPY (a) 0.100% 6/20/20	10,000,000	89,367
Japan Government Five Year Bond JPY (a) 0.100% 9/20/20	15,000,000	134,104
Japan Government Five Year Bond JPY (a) 0.100% 12/20/20	10,000,000	89,439
Japan Government Five Year Bond JPY (a) 0.100% 3/20/21	15,000,000	134,229
Japan Government Five Year Bond JPY (a) 0.100% 6/20/21	15,000,000	134,241
Japan Government Five Year Bond JPY (a) 0.100% 9/20/21	10,000,000	89,533

	Principal Amount	Value
Japan Government Five Year Bond JPY (a) 0.100% 6/20/22	10,000,000	$89,609
Japan Government Five Year Bond JPY (a) 0.200% 3/20/19	10,000,000	89,296
Japan Government Five Year Bond JPY (a) 0.200% 9/20/19	10,000,000	89,434
Japan Government Forty Year Bond JPY (a) 0.400% 3/20/56	5,000,000	35,533
Japan Government Forty Year Bond JPY (a) 2.200% 3/20/51	8,000,000	96,612
Japan Government Ten Year Bond JPY (a) 0.100% 3/20/26	5,000,000	44,764
Japan Government Ten Year Bond JPY (a) 0.100% 6/20/26	5,000,000	44,735
Japan Government Ten Year Bond JPY (a) 0.100% 9/20/26	10,000,000	89,368
Japan Government Ten Year Bond JPY (a) 0.100% 12/20/26	10,000,000	89,365
Japan Government Ten Year Bond JPY (a) 0.100% 3/20/27	5,000,000	44,630
Japan Government Ten Year Bond JPY (a) 0.100% 6/20/27	5,000,000	44,610
Japan Government Ten Year Bond JPY (a) 0.100% 9/20/27	10,000,000	89,210
Japan Government Ten Year Bond JPY (a) 0.300% 12/20/24	5,000,000	45,484
Japan Government Ten Year Bond JPY (a) 0.300% 12/20/25	5,000,000	45,506
Japan Government Ten Year Bond JPY (a) 0.400% 3/20/25	10,000,000	91,670
Japan Government Ten Year Bond JPY (a) 0.400% 6/20/25	5,000,000	45,847
Japan Government Ten Year Bond JPY (a) 0.400% 9/20/25	5,000,000	45,868
Japan Government Ten Year Bond JPY (a) 0.500% 9/20/24	5,000,000	46,067
Japan Government Ten Year Bond JPY (a) 0.600% 3/20/23	8,000,000	73,661
Japan Government Ten Year Bond JPY (a) 0.600% 9/20/23	5,000,000	46,163
Japan Government Ten Year Bond JPY (a) 0.600% 12/20/23	8,000,000	73,973
Japan Government Ten Year Bond JPY (a) 0.600% 3/20/24	10,000,000	92,586
Japan Government Ten Year Bond JPY (a) 0.600% 6/20/24	5,000,000	46,328
Japan Government Ten Year Bond JPY (a) 0.700% 12/20/22	10,000,000	92,435
Japan Government Ten Year Bond JPY (a) 0.800% 6/20/22	10,000,000	92,511
Japan Government Ten Year Bond JPY (a) 0.800% 9/20/22	5,000,000	46,371

The accompanying notes are an integral part of the financial statements.

12

MM Select Bond and Income Asset Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Japan Government Ten Year Bond JPY (a) 0.800% 6/20/23	5,000,000	$46,609
Japan Government Ten Year Bond JPY (a) 0.900% 3/20/22	10,000,000	92,759
Japan Government Ten Year Bond JPY (a) 1.000% 12/20/21	10,000,000	92,934
Japan Government Thirty Year Bond JPY (a) 0.800% 3/20/47	5,000,000	43,812
Japan Government Thirty Year Bond JPY (a) 0.800% 6/20/47	5,000,000	43,745
Japan Government Thirty Year Bond JPY (a) 0.800% 9/20/47	2,500,000	21,868
Japan Government Thirty Year Bond JPY (a) 1.400% 12/20/45	5,000,000	50,763
Japan Government Thirty Year Bond JPY (a) 1.500% 3/20/45	5,000,000	51,898
Japan Government Thirty Year Bond JPY (a) 1.700% 12/20/43	5,000,000	54,089
Japan Government Thirty Year Bond JPY (a) 1.900% 9/20/42	5,000,000	55,925
Japan Government Thirty Year Bond JPY (a) 2.000% 9/20/40	7,000,000	79,265
Japan Government Thirty Year Bond JPY (a) 2.200% 3/20/41	10,000,000	117,205
Japan Government Thirty Year Bond JPY (a) 2.300% 3/20/39	5,000,000	59,002
Japan Government Thirty Year Bond JPY (a) 2.400% 3/20/37	5,000,000	59,432
Japan Government Twenty Year Bond JPY (a) 0.200% 6/20/36	5,000,000	41,912
Japan Government Twenty Year Bond JPY (a) 0.600% 9/20/37	2,500,000	22,287
Japan Government Twenty Year Bond JPY (a) 0.800% 6/20/23	5,000,000	46,609
Japan Government Twenty Year Bond JPY (a) 1.000% 12/20/35	5,000,000	48,340

	Principal Amount	Value
Japan Government Twenty Year Bond JPY (a) 1.200% 12/20/34	7,000,000	$70,036
Japan Government Twenty Year Bond JPY (a) 1.200% 3/20/35	9,000,000	89,946
Japan Government Twenty Year Bond JPY (a) 1.300% 6/20/35	7,000,000	70,969
Japan Government Twenty Year Bond JPY (a) 1.400% 9/20/34	5,000,000	51,481
Japan Government Twenty Year Bond JPY (a) 1.600% 12/20/33	5,000,000	52,911
Japan Government Twenty Year Bond JPY (a) 1.700% 9/20/32	5,000,000	53,446
Japan Government Twenty Year Bond JPY (a) 1.700% 12/20/32	5,000,000	53,481
Japan Government Twenty Year Bond JPY (a) 1.700% 6/20/33	5,000,000	53,539
Japan Government Twenty Year Bond JPY (a) 1.700% 9/20/33	5,000,000	53,556
Japan Government Twenty Year Bond JPY (a) 1.800% 12/20/31	5,000,000	53,884
Japan Government Twenty Year Bond JPY (a) 1.900% 9/20/30	5,000,000	54,017
Japan Government Twenty Year Bond JPY (a) 1.900% 6/20/31	5,000,000	54,309
Japan Government Twenty Year Bond JPY (a) 2.100% 12/20/26	5,000,000	52,839
Japan Government Twenty Year Bond JPY (a) 2.100% 12/20/27	7,000,000	74,949
Japan Government Twenty Year Bond JPY (a) 2.100% 9/20/28	7,000,000	75,623
Japan Government Twenty Year Bond JPY (a) 2.100% 3/20/29	5,000,000	54,340
Japan Government Twenty Year Bond JPY (a) 2.100% 9/20/29	7,000,000	76,470
Japan Government Twenty Year Bond JPY (a) 2.100% 3/20/30	7,000,000	76,862

The accompanying notes are an integral part of the financial statements.

13

MM Select Bond and Income Asset Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Japan Government Twenty Year Bond JPY (a) 2.100% 12/20/30	5,000,000	$55,270
Japan Government Twenty Year Bond JPY (a) 2.400% 6/20/28	5,000,000	55,263
Japan Government Twenty Year Bond JPY (a) 2.600% 3/20/19	15,000,000	138,624
Japan Government Two Year Bond JPY (a) 0.100% 6/15/19	10,000,000	89,210
Japan Government Two Year Bond JPY (a) 0.100% 9/15/19	10,000,000	89,251
United Kingdom Gilt GBP (a) (b) 0.500% 7/22/22	50,000	66,105
United Kingdom Gilt GBP (a) (b) 0.750% 7/22/23	100,000	132,669
United Kingdom Gilt GBP (a) (b) 1.250% 7/22/27	175,000	231,315
United Kingdom Gilt GBP (a) (b) 1.500% 1/22/21	250,000	344,910
United Kingdom Gilt GBP (a) (b) 1.500% 7/22/26	100,000	136,707
United Kingdom Gilt GBP (a) (b) 1.500% 7/22/47	185,000	224,615
United Kingdom Gilt GBP (a) (b) 1.750% 7/22/19	225,000	308,525
United Kingdom Gilt GBP (a) (b) 1.750% 9/07/22	150,000	210,429
United Kingdom Gilt GBP (a) (b) 1.750% 9/07/37	50,000	65,194
United Kingdom Gilt GBP (a) (b) 1.750% 7/22/57	30,000	39,815
United Kingdom Gilt GBP (a) (b) 2.000% 7/22/20	150,000	209,167
United Kingdom Gilt GBP (a) (b) 2.000% 9/07/25	100,000	142,741
United Kingdom Gilt GBP (a) (b) 2.250% 9/07/23	50,000	72,181
United Kingdom Gilt GBP (a) (b) 2.500% 7/22/65	35,000	58,521
United Kingdom Gilt GBP (a) (b) 2.750% 9/07/24	150,000	224,236
United Kingdom Gilt GBP (a) (b) 3.250% 1/22/44	40,000	67,897
United Kingdom Gilt GBP (a) (b) 3.500% 1/22/45	100,000	177,969
United Kingdom Gilt GBP (a) (b) 3.500% 7/22/68	100,000	213,804
United Kingdom Gilt GBP (a) (b) 3.750% 9/07/19	100,000	142,589

	Principal Amount	Value
United Kingdom Gilt GBP (a) (b) 3.750% 9/07/20	125,000	$183,275
United Kingdom Gilt GBP (a) (b) 3.750% 9/07/21	125,000	187,841
United Kingdom Gilt GBP (a) (b) 4.250% 6/07/32	125,000	223,612
United Kingdom Gilt GBP (a) (b) 4.250% 3/07/36	75,000	138,486
United Kingdom Gilt GBP (a) (b) 4.250% 9/07/39	90,000	170,963
United Kingdom Gilt GBP (a) (b) 4.250% 12/07/40	75,000	144,248
United Kingdom Gilt GBP (a) (b) 4.250% 12/07/46	25,000	50,803
United Kingdom Gilt GBP (a) (b) 4.250% 12/07/49	50,000	105,243
United Kingdom Gilt GBP (a) (b) 4.250% 12/07/55	135,000	303,619
United Kingdom Gilt GBP (a) (b) 4.500% 9/07/34	100,000	187,265
United Kingdom Gilt GBP (a) (b) 4.500% 12/07/42	100,000	202,677
United Kingdom Gilt GBP (a) (b) 4.750% 12/07/30	95,000	175,297
United Kingdom Gilt GBP (a) (b) 4.750% 12/07/38	80,000	160,736

TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $19,877,609)		21,057,561

U.S. TREASURY OBLIGATIONS — 93.3%
U.S. Treasury Bonds & Notes — 93.3%
U.S. Treasury Bond 4.500% 2/15/36	$4,265,000	5,485,190
U.S. Treasury Bond 4.750% 2/15/37	1,475,000	1,958,639
U.S. Treasury Bond 5.000% 5/15/37	1,875,000	2,562,451
U.S. Treasury Bond 5.250% 11/15/28	2,400,000	3,078,187
U.S. Treasury Bond 5.250% 2/15/29	1,925,000	2,477,986
U.S. Treasury Bond 5.375% 2/15/31	3,865,000	5,177,288
U.S. Treasury Bond 5.500% 8/15/28	2,285,000	2,976,391
U.S. Treasury Bond 6.125% 11/15/27	2,250,000	3,025,723
U.S. Treasury Bond 6.125% 8/15/29	1,625,000	2,254,561
U.S. Treasury Bond 6.250% 5/15/30	2,275,000	3,229,433

The accompanying notes are an integral part of the financial statements.

14

MM Select Bond and Income Asset Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
U.S. Treasury Inflation Index 0.125% 4/15/18	$7,412,810	$7,415,706
U.S. Treasury Inflation Index 0.125% 4/15/19	8,096,428	8,126,563
U.S. Treasury Inflation Index 0.125% 4/15/20	7,003,657	7,038,012
U.S. Treasury Inflation Index 0.125% 4/15/21	6,558,650	6,579,146
U.S. Treasury Inflation Index 0.125% 1/15/22	5,353,709	5,370,477
U.S. Treasury Inflation Index 0.125% 4/15/22	4,277,880	4,277,590
U.S. Treasury Inflation Index 0.125% 7/15/22	5,854,680	5,882,757
U.S. Treasury Inflation Index 0.625% 7/15/21	4,778,884	4,911,823
U.S. Treasury Inflation Index 1.125% 1/15/21	4,476,120	4,654,202
U.S. Treasury Inflation Index 1.250% 7/15/20	4,153,102	4,327,976
U.S. Treasury Inflation Index 1.375% 7/15/18	1,589,266	1,614,926
U.S. Treasury Inflation Index 1.375% 1/15/20	2,830,000	2,931,410
U.S. Treasury Inflation Index 1.625% 1/15/18	1,635,872	1,646,501
U.S. Treasury Inflation Index 1.875% 7/15/19	1,891,676	1,970,647
U.S. Treasury Inflation Index 2.125% 1/15/19	1,425,200	1,469,570
U.S. Treasury Note 0.750% 10/31/18	500,000	496,650
U.S. Treasury Note 0.750% 2/15/19	500,000	495,508
U.S. Treasury Note 0.750% 7/15/19	750,000	740,713
U.S. Treasury Note 0.750% 8/15/19	500,000	493,477
U.S. Treasury Note 0.875% 10/15/18	750,000	746,133
U.S. Treasury Note 0.875% 4/15/19	500,000	495,772
U.S. Treasury Note 0.875% 5/15/19	800,000	792,859
U.S. Treasury Note 0.875% 6/15/19	500,000	495,215
U.S. Treasury Note 0.875% 7/31/19	350,000	346,356
U.S. Treasury Note 0.875% 9/15/19	750,000	741,372
U.S. Treasury Note 1.000% 11/30/18	500,000	497,773
U.S. Treasury Note 1.000% 3/15/19	500,000	497,061

	Principal Amount	Value
U.S. Treasury Note 1.000% 8/31/19	$500,000	$495,635
U.S. Treasury Note 1.000% 9/30/19	1,000,000	990,625
U.S. Treasury Note 1.000% 10/15/19	600,000	594,117
U.S. Treasury Note 1.000% 11/15/19	1,250,000	1,236,963
U.S. Treasury Note 1.000% 11/30/19	500,000	494,688
U.S. Treasury Note 1.125% 1/15/19	500,000	498,184
U.S. Treasury Note 1.125% 1/31/19	800,000	796,969
U.S. Treasury Note 1.125% 2/28/19	500,000	498,008
U.S. Treasury Note 1.125% 5/31/19	500,000	497,441
U.S. Treasury Note 1.125% 2/28/21	1,000,000	980,547
U.S. Treasury Note 1.125% 6/30/21	1,000,000	976,875
U.S. Treasury Note 1.125% 7/31/21	1,000,000	975,625
U.S. Treasury Note 1.125% 8/31/21	1,300,000	1,267,043
U.S. Treasury Note 1.125% 9/30/21	1,000,000	973,672
U.S. Treasury Note 1.250% 10/31/18	750,000	748,916
U.S. Treasury Note 1.250% 11/15/18	500,000	499,180
U.S. Treasury Note 1.250% 11/30/18	500,000	499,180
U.S. Treasury Note 1.250% 12/15/18	500,000	499,111
U.S. Treasury Note 1.250% 12/31/18	650,000	648,870
U.S. Treasury Note 1.250% 1/31/19	500,000	498,906
U.S. Treasury Note 1.250% 3/31/19	1,000,000	997,422
U.S. Treasury Note 1.250% 4/30/19	500,000	498,604
U.S. Treasury Note 1.250% 5/31/19	400,000	398,781
U.S. Treasury Note 1.250% 6/30/19	650,000	647,753
U.S. Treasury Note 1.250% 8/31/19	600,000	597,431
U.S. Treasury Note 1.250% 1/31/20	300,000	298,031

The accompanying notes are an integral part of the financial statements.

15

MM Select Bond and Income Asset Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
U.S. Treasury Note 1.250% 3/31/21	$1,000,000	$983,789
U.S. Treasury Note 1.250% 10/31/21	1,000,000	977,656
U.S. Treasury Note 1.250% 7/31/23	1,500,000	1,434,902
U.S. Treasury Note 1.375% 11/30/18	500,000	499,844
U.S. Treasury Note 1.375% 12/31/18	500,000	499,785
U.S. Treasury Note 1.375% 2/28/19	500,000	499,688
U.S. Treasury Note 1.375% 7/31/19	750,000	748,857
U.S. Treasury Note 1.375% 9/30/19	1,000,000	997,847
U.S. Treasury Note 1.375% 12/15/19	500,000	498,477
U.S. Treasury Note 1.375% 1/15/20	1,000,000	996,641
U.S. Treasury Note 1.375% 1/31/20	1,000,000	996,328
U.S. Treasury Note 1.375% 2/15/20	800,000	796,844
U.S. Treasury Note 1.375% 2/29/20	1,000,000	995,820
U.S. Treasury Note 1.375% 3/31/20	1,250,000	1,244,141
U.S. Treasury Note 1.375% 4/30/20	1,000,000	995,000
U.S. Treasury Note 1.375% 5/31/20	1,100,000	1,094,113
U.S. Treasury Note 1.375% 8/31/20	1,000,000	993,125
U.S. Treasury Note 1.375% 9/15/20	1,000,000	993,003
U.S. Treasury Note 1.375% 9/30/20	1,000,000	992,500
U.S. Treasury Note 1.375% 10/31/20	900,000	892,547
U.S. Treasury Note 1.375% 1/31/21	1,000,000	989,492
U.S. Treasury Note 1.375% 4/30/21	850,000	839,176
U.S. Treasury Note 1.375% 5/31/21	1,000,000	986,328
U.S. Treasury Note 1.375% 6/30/23	750,000	723,076
U.S. Treasury Note 1.375% 8/31/23	1,000,000	962,227
U.S. Treasury Note 1.375% 9/30/23	1,000,000	961,367
U.S. Treasury Note 1.500% 12/31/18	1,000,000	1,001,074

	Principal Amount	Value
U.S. Treasury Note 1.500% 1/31/19	$500,000	$500,527
U.S. Treasury Note 1.500% 2/28/19	1,000,000	1,000,957
U.S. Treasury Note 1.500% 3/31/19	750,000	750,850
U.S. Treasury Note 1.500% 5/31/19	1,000,000	1,000,977
U.S. Treasury Note 1.500% 10/31/19	1,000,000	1,000,039
U.S. Treasury Note 1.500% 11/30/19	1,150,000	1,149,730
U.S. Treasury Note 1.500% 4/15/20	1,000,000	998,320
U.S. Treasury Note 1.500% 5/15/20	1,050,000	1,047,990
U.S. Treasury Note 1.500% 5/31/20	1,000,000	997,773
U.S. Treasury Note 1.500% 6/15/20	1,000,000	997,812
U.S. Treasury Note 1.500% 7/15/20	700,000	698,086
U.S. Treasury Note 1.500% 8/15/20	1,000,000	997,070
U.S. Treasury Note 1.500% 1/31/22	350,000	344,750
U.S. Treasury Note 1.500% 2/28/23	750,000	730,869
U.S. Treasury Note 1.500% 3/31/23	1,850,000	1,800,932
U.S. Treasury Note 1.500% 8/15/26	2,000,000	1,872,813
U.S. Treasury Note 1.625% 3/31/19	500,000	501,475
U.S. Treasury Note 1.625% 4/30/19	800,000	802,375
U.S. Treasury Note 1.625% 6/30/19	750,000	752,153
U.S. Treasury Note 1.625% 7/31/19	600,000	601,723
U.S. Treasury Note 1.625% 8/31/19	750,000	752,139
U.S. Treasury Note 1.625% 12/31/19	700,000	701,586
U.S. Treasury Note 1.625% 3/15/20	750,000	751,289
U.S. Treasury Note 1.625% 6/30/20	1,000,000	1,000,781
U.S. Treasury Note 1.625% 7/31/20	1,250,000	1,250,781
U.S. Treasury Note 1.625% 11/30/20	350,000	349,494
U.S. Treasury Note 1.625% 8/15/22	250,000	246,777

The accompanying notes are an integral part of the financial statements.

16

MM Select Bond and Income Asset Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
U.S. Treasury Note 1.625% 8/31/22	$1,000,000	$986,096
U.S. Treasury Note 1.625% 11/15/22	1,500,000	1,476,562
U.S. Treasury Note 1.625% 4/30/23	300,000	293,801
U.S. Treasury Note 1.625% 5/31/23	1,000,000	978,477
U.S. Treasury Note 1.625% 10/31/23	1,000,000	974,961
U.S. Treasury Note 1.625% 2/15/26	2,000,000	1,901,328
U.S. Treasury Note 1.625% 5/15/26	2,850,000	2,703,269
U.S. Treasury Note 1.750% 9/30/19	450,000	452,268
U.S. Treasury Note 1.750% 10/31/20	500,000	501,523
U.S. Treasury Note 1.750% 12/31/20	1,000,000	1,001,875
U.S. Treasury Note 1.750% 11/30/21	1,000,000	996,602
U.S. Treasury Note 1.750% 4/30/22	1,000,000	993,789
U.S. Treasury Note 1.750% 5/31/22	1,600,000	1,589,437
U.S. Treasury Note 1.750% 6/30/22	1,000,000	992,695
U.S. Treasury Note 1.750% 9/30/22	1,000,000	997,346
U.S. Treasury Note 1.750% 1/31/23	900,000	889,066
U.S. Treasury Note 1.750% 5/15/23	2,000,000	1,970,625
U.S. Treasury Note 1.875% 11/30/21	400,000	400,844
U.S. Treasury Note 1.875% 1/31/22	1,000,000	1,000,508
U.S. Treasury Note 1.875% 2/28/22	1,400,000	1,400,437
U.S. Treasury Note 1.875% 3/31/22	1,150,000	1,149,551
U.S. Treasury Note 1.875% 4/30/22	750,000	749,297
U.S. Treasury Note 1.875% 7/31/22	1,000,000	997,812
U.S. Treasury Note 1.875% 8/31/22	1,000,000	997,344
U.S. Treasury Note 1.875% 10/31/22	1,250,000	1,245,654
U.S. Treasury Note 1.875% 8/31/24	1,500,000	1,472,933

	Principal Amount	Value
U.S. Treasury Note 2.000% 11/30/20	$500,000	$505,020
U.S. Treasury Note 2.000% 11/15/21	1,000,000	1,007,422
U.S. Treasury Note 2.000% 12/31/21	1,050,000	1,056,480
U.S. Treasury Note 2.000% 2/15/22	600,000	603,844
U.S. Treasury Note 2.000% 11/30/22	1,350,000	1,352,478
U.S. Treasury Note 2.000% 2/15/23	2,200,000	2,200,859
U.S. Treasury Note 2.000% 4/30/24	850,000	843,326
U.S. Treasury Note 2.000% 5/31/24	950,000	942,059
U.S. Treasury Note 2.000% 6/30/24	1,000,000	990,977
U.S. Treasury Note 2.000% 9/30/24	1,000,000	997,385
U.S. Treasury Note 2.000% 2/15/25	3,000,000	2,959,102
U.S. Treasury Note 2.000% 8/15/25	3,000,000	2,948,437
U.S. Treasury Note 2.000% 11/15/26	2,650,000	2,582,404
U.S. Treasury Note 2.125% 1/31/21	500,000	506,973
U.S. Treasury Note 2.125% 6/30/21	1,000,000	1,013,047
U.S. Treasury Note 2.125% 8/15/21	350,000	354,443
U.S. Treasury Note 2.125% 12/31/21	500,000	505,625
U.S. Treasury Note 2.125% 12/31/22	900,000	906,539
U.S. Treasury Note 2.125% 11/30/23	1,650,000	1,654,963
U.S. Treasury Note 2.125% 2/29/24	800,000	800,562
U.S. Treasury Note 2.125% 3/31/24	1,750,000	1,750,274
U.S. Treasury Note 2.125% 7/31/24	1,000,000	998,477
U.S. Treasury Note 2.125% 5/15/25	2,050,000	2,036,707
U.S. Treasury Note 2.250% 3/31/21	600,000	610,688
U.S. Treasury Note 2.250% 4/30/21	1,000,000	1,017,734
U.S. Treasury Note 2.250% 7/31/21	500,000	508,594

The accompanying notes are an integral part of the financial statements.

17

MM Select Bond and Income Asset Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
U.S. Treasury Note 2.250% 12/31/23	$750,000	$757,061
U.S. Treasury Note 2.250% 1/31/24	750,000	756,592
U.S. Treasury Note 2.250% 11/15/24	3,050,000	3,065,012
U.S. Treasury Note 2.250% 11/15/25	2,050,000	2,050,000
U.S. Treasury Note 2.250% 2/15/27	2,600,000	2,584,461
U.S. Treasury Note 2.250% 8/15/27	1,700,000	1,688,578
U.S. Treasury Note 2.375% 8/15/24	2,000,000	2,027,969
U.S. Treasury Note 2.375% 5/15/27	2,800,000	2,811,813
U.S. Treasury Note 2.500% 8/15/23	2,000,000	2,051,250
U.S. Treasury Note 2.500% 5/15/24	2,850,000	2,915,127
U.S. Treasury Note 2.625% 8/15/20	1,000,000	1,028,359
U.S. Treasury Note 2.625% 11/15/20	1,000,000	1,029,336
U.S. Treasury Note 2.750% 2/15/19	500,000	508,984
U.S. Treasury Note 2.750% 11/15/23	2,000,000	2,078,750
U.S. Treasury Note 2.750% 2/15/24	2,400,000	2,492,437
U.S. Treasury Note 3.125% 5/15/19	500,000	513,467
U.S. Treasury Note 3.625% 8/15/19	750,000	779,883
U.S. Treasury Note 3.625% 2/15/20	1,000,000	1,048,516
U.S. Treasury Note 3.625% 2/15/21	1,000,000	1,063,398
U.S. Treasury Note 3.750% 11/15/18	500,000	512,910

		266,116,758

TOTAL U.S. TREASURY OBLIGATIONS (Cost $270,477,270)		266,116,758

TOTAL BONDS & NOTES (Cost $290,354,879)		287,174,319

TOTAL LONG-TERM INVESTMENTS (Cost $290,354,879)		287,174,319

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 0.2%
Repurchase Agreement — 0.2%
State Street Bank & Trust Co. Repurchase Agreement, dated 9/29/17, 0.050%, due 10/02/17 (c)	$699,637	$699,637

TOTAL SHORT-TERM INVESTMENTS (Cost $699,637)		699,637

TOTAL INVESTMENTS — 100.9% (Cost $291,054,516) (d)		287,873,956

Other Assets/(Liabilities) — (0.9)%		(2,561,682)

NET ASSETS — 100.0%		$285,312,274

Abbreviation Legend

OAT	Obligations Assimilables du Tresor

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	The principal amount of the security is in foreign currency. The market value is in U.S. dollars.
(b)	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At September 30, 2017, these securities amounted to a value of $15,763,707 or 5.53% of net assets.
(c)	Maturity value of $699,640. Collateralized by U.S. Government Agency obligations with a rate of 2.125%, maturity date of 9/30/21, and an aggregate market value, including accrued interest, of $727,067.
(d)	See Note 6 for aggregate cost for federal tax purposes.

Currency Legend

EUR	Euro
GBP	British Pound
JPY	Japanese Yen

The accompanying notes are an integral part of the financial statements.

18

MM Select Equity Asset Fund – Portfolio of Investments

September 30, 2017

	Number of Shares	Value
EQUITIES — 99.8%

COMMON STOCK — 99.4%
Australia — 2.2%
Abacus Property Group (a)	4,324	$12,854
Aconex Ltd. (a) (b)	2,427	7,609
Adelaide Brighton Ltd. (a)	6,740	30,927
The AGL Energy Ltd.	12,524	230,273
Ainsworth Game Technology Ltd. (a)	1,877	3,766
ALS Ltd.	7,474	45,952
Altium Ltd.	1,483	12,600
Alumina Ltd.	47,946	83,021
Amcor Ltd.	21,795	260,792
AMP Ltd.	54,931	208,880
Ansell Ltd.	2,091	36,664
APA Group	22,302	146,487
APN Outdoor Group Ltd. (a)	2,926	10,847
ARB Corp. Ltd. (a)	1,174	15,967
Ardent Leisure Group (a)	7,735	11,056
Aristocrat Leisure Ltd.	10,212	168,910
Asaleo Care Ltd.	5,280	6,422
ASX Ltd.	3,876	159,934
Aurizon Holdings Ltd.	41,139	158,666
AusNet Services	35,036	46,625
Austal Ltd.	3,579	4,366
Australia & New Zealand Banking Group Ltd.	54,459	1,269,500
Australian Agricultural Co. Ltd. (a) (b)	5,139	6,223
Australian Pharmaceutical Industries Ltd.	5,010	5,877
Automotive Holdings Group Ltd. (a)	3,138	8,192
Aventus Retail Property Fund Ltd.	3,869	6,875
Aveo Group	5,975	11,252
Bank of Queensland Ltd.	6,674	68,178
Bapcor Ltd.	4,004	16,511
Beach Energy Ltd. (c)	25,512	16,641
Bega Cheese Ltd.	2,436	13,101
Bellamy’s Australia Ltd.	974	5,755
Bendigo & Adelaide Bank Ltd.	10,078	92,320
BHP Billiton Ltd.	59,560	1,204,124
Blackmores Ltd. (a)	211	19,537
BlueScope Steel Ltd.	11,397	98,177
Boral Ltd.	23,348	124,557
Brambles Ltd.	27,673	195,994
Breville Group Ltd.	1,273	11,314
Brickworks Ltd.	1,219	12,963
BT Investment Management Ltd.	2,692	23,478
BWP Trust (a)	27,023	62,717
Cabcharge Australia Ltd.	1,643	2,342
Caltex Australia Ltd.	4,803	121,298
carsales.com Ltd.	3,160	31,914

	Number of Shares	Value
Catapult Group International Ltd. (a) (b)	1,089	$1,114
Cedar Woods Properties Ltd.	890	3,951
Centuria Industrial REIT	2,590	5,080
Challenger Ltd.	12,086	118,522
Charter Hall Group	7,284	30,808
Charter Hall Long Wale REIT	2,934	9,714
Charter Hall Retail REIT	19,132	59,427
CIMIC Group Ltd.	2,072	72,096
Cleanaway Waste Management Ltd.	22,678	24,552
Coca-Cola Amatil Ltd.	12,066	73,300
Cochlear Ltd.	1,045	130,764
Commonwealth Bank of Australia	32,116	1,902,019
Computershare Ltd.	8,437	96,134
Corporate Travel Management Ltd. (a)	1,032	17,736
Costa Group Holdings Ltd.	3,500	15,373
Credit Corp. Group Ltd. (a)	573	8,678
Cromwell Property Group	81,995	61,438
Crown Resorts Ltd.	7,845	69,751
CSL Ltd.	8,403	883,436
CSR Ltd.	7,258	27,036
Dexus	61,385	459,245
Domino’s Pizza Enterprises Ltd. (a)	1,409	50,794
Donaco International Ltd.	4,299	1,416
Downer EDI Ltd.	8,826	47,108
DuluxGroup Ltd.	6,094	33,553
Eclipx Group Ltd.	3,072	9,811
Energy World Corp. Ltd. (a) (b)	6,066	1,859
Estia Health Ltd. (a)	3,448	8,590
Evolution Mining Ltd.	17,202	29,737
Fairfax Media Ltd.	33,080	24,605
FlexiGroup Ltd (a)	3,856	4,725
Flight Centre Travel Group Ltd. (a)	1,043	36,960
Folkestone Education Trust	2,789	6,008
Fortescue Metals Group Ltd.	27,755	112,376
Freedom Foods Group Ltd.	1,459	4,659
G8 Education Ltd.	5,711	18,244
Galaxy Resources Ltd. (a) (b)	5,396	11,016
Gateway Lifestyle	3,935	6,068
GDI Property Group	6,828	6,053
Genworth Mortgage Insurance Australia Ltd. (a)	3,454	7,562
Goodman Group	102,066	662,586
The GPT Group	105,730	412,919
GrainCorp Ltd.	3,616	23,229
Greencross Ltd. (a)	1,195	4,962
Growthpoint Properties Australia Ltd. (a)	3,455	8,616
GUD Holdings Ltd.	1,184	10,135
GWA Group Ltd.	2,706	5,559
Hansen Technologies Ltd.	1,828	4,812
Harvey Norman Holdings Ltd. (a)	10,349	31,603

The accompanying notes are an integral part of the financial statements.

19

MM Select Equity Asset Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Healthscope Ltd.	37,207	$48,946
HT&E Ltd. (a)	3,234	5,254
IDP Education Ltd.	1,685	7,469
Iluka Resources Ltd.	6,173	46,164
Incitec Pivot Ltd.	29,492	83,735
Independence Group NL (a)	8,076	22,004
Infigen Energy (b)	15,762	9,402
Inghams Group Ltd. (a)	3,250	9,563
Insurance Australia Group Ltd.	41,617	208,964
Investa Office Fund	30,558	108,224
InvoCare Ltd.	1,796	22,193
IOOF Holdings Ltd.	3,930	34,393
IPH Ltd. (a)	1,302	4,650
IRESS Ltd.	2,155	19,335
Japara Healthcare Ltd. (a)	3,421	4,816
JB Hi-Fi Ltd. (a)	1,676	30,242
Karoon Gas Australia Ltd. (a) (b)	3,227	3,261
LendLease Group	10,371	146,364
Link Administration Holdings Ltd.	6,953	41,224
Liquefied Natural Gas Ltd. (a) (b)	6,575	2,042
Macquarie Atlas Roads Group	7,450	31,836
Macquarie Group Ltd.	5,807	415,044
Magellan Financial Group Ltd.	1,807	34,939
Mantra Group Ltd. (a)	3,990	10,005
Mayne Pharma Group Ltd. (a) (b)	22,063	11,469
McMillan Shakespeare Ltd.	971	11,232
Medibank Pvt. Ltd.	49,244	113,118
Mesoblast Ltd. (a) (b)	3,817	4,099
Metcash Ltd. (a)	13,955	28,157
Michael Hill International Ltd.	3,081	2,651
Mineral Resources Ltd.	2,129	27,379
Mirvac Group	215,985	389,316
Monadelphous Group Ltd. (a)	1,272	15,751
Myer Holdings Ltd. (a)	9,968	6,075
MYOB Group Ltd.	4,670	12,639
Nanosonics Ltd. (b)	3,160	6,475
National Australia Bank Ltd.	49,615	1,232,565
Navitas Ltd.	3,155	11,251
New South Resources Ltd. (a) (b)	8,526	10,020
Newcrest Mining Ltd.	13,631	223,995
NEXTDC Ltd. (b)	3,990	13,678
Nine Entertainment Co. Holdings Ltd.	11,647	12,659
Northern Star Resources Ltd. (a)	9,194	35,512
Nufarm Ltd.	2,604	16,998
OFX Group Ltd. (a)	3,237	4,429
oOh!media Ltd. (a)	2,555	8,838
Orica Ltd.	5,956	92,724
Origin Energy Ltd. (b)	30,016	176,961
Orocobre Ltd. (a) (b)	2,558	8,966
Orora Ltd.	17,700	43,180
OZ Minerals Ltd.	4,651	27,104
Pact Group Holdings Ltd.	2,976	12,269
Perpetual Ltd.	700	28,571

	Number of Shares	Value
Pilbara Minerals Ltd. (a) (b)	13,979	$6,967
Platinum Asset Management Ltd. (a)	3,476	16,539
Premier Investments Ltd. (a)	1,567	16,049
Primary Health Care Ltd.	6,801	16,492
Programmed Maintenance Services Ltd.	3,448	8,154
Qantas Airways Ltd.	9,573	43,921
QBE Insurance Group Ltd.	25,568	201,968
Qube Holdings Ltd. (a)	13,697	26,603
Quintis Ltd. (a) (c)	4,682	1,083
Ramsay Health Care Ltd.	2,832	138,876
RCG Corp. Ltd. (a)	4,085	2,457
REA Group Ltd.	1,040	54,969
Regis Healthcare Ltd. (a)	1,825	5,004
Regis Resources Ltd.	7,346	20,700
Reliance Worldwide Corp. Ltd. (a)	6,004	18,590
Resolute Mining Ltd.	10,670	8,577
Retail Food Group Ltd. (a)	2,219	7,475
Rio Tinto Ltd. (a)	7,625	399,516
Sandfire Resources NL	2,072	9,373
Santos Ltd. (b)	34,174	108,381
Saracen Mineral Holdings Ltd. (b)	10,273	10,567
Scentre Group	306,240	946,676
SEEK Ltd.	7,088	92,690
Select Harvests Ltd. (a)	1,006	3,052
Seven Group Holdings Ltd.	1,133	10,725
Seven West Media Ltd.	12,381	6,477
SG Fleet Group Ltd.	1,571	4,870
Shopping Centres Australasia Property Group	40,944	73,758
Sigma Healthcare Ltd. (a)	17,693	11,514
Sims Metal Management Ltd.	2,398	25,369
Sirtex Medical Ltd. (a)	1,031	10,791
SmartGroup Corp. Ltd.	1,362	9,884
Sonic Healthcare Ltd.	7,341	120,813
South32 Ltd.	95,152	245,277
Southern Cross Media Group Ltd.	11,970	11,136
Spark Infrastructure Group	23,649	46,911
SpeedCast International Ltd. (a)	3,147	9,825
St Barbara Ltd.	7,192	14,792
The Star Entertainment Grp Ltd.	12,036	49,487
Steadfast Group Ltd.	10,871	23,871
Stockland	145,977	493,896
Suncorp Group Ltd.	24,336	250,246
Super Retail Group Ltd. (a)	2,343	14,843
Sydney Airport	19,880	111,284
Syrah Resources Ltd. (a) (b)	3,529	9,531
Tabcorp Holdings Ltd.	11,208	37,634
Tassal Group Ltd.	2,932	8,879
Tatts Group Ltd.	26,589	83,314
Technology One Ltd.	3,987	15,737
Telstra Corp. Ltd.	77,955	213,801
Tox Free Solutions Ltd. (a)	2,174	4,273
TPG Telecom Ltd. (a)	8,991	34,427

The accompanying notes are an integral part of the financial statements.

20

MM Select Equity Asset Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Transurban Group	39,379	$368,272
Treasury Wine Estates Ltd.	13,684	147,487
Tronox Ltd. Class A	1,700	35,870
Vicinity Centres	199,272	417,012
Village Roadshow Ltd. (a)	1,203	3,538
Virtus Health Ltd. (a)	1,115	4,883
Vita Group Ltd. (a)	1,974	2,637
Viva Energy REIT	6,996	11,582
Vocus Group Ltd. (a)	8,879	16,679
Webjet Ltd.	1,324	11,236
Wesfarmers Ltd.	20,951	679,505
Western Areas Ltd. (a)	3,338	6,818
Westfield Corp.	111,063	683,943
Westgold Resources Ltd. (a) (b)	2,464	3,776
Westpac Banking Corp.	62,303	1,569,519
Whitehaven Coal Ltd. (b)	7,025	20,298
WiseTech Global Ltd.	1,522	10,392
Woodside Petroleum Ltd.	14,475	331,758
Woolworths Ltd.	23,531	466,282
WorleyParsons Ltd. (b)	2,985	31,734
WPP AUNZ Ltd. (a)	4,721	4,074

		23,630,686

Austria — 0.1%
ams AG	937	68,057
ANDRITZ AG	1,285	74,286
Austria Technologie & Systemtechnik AG	368	5,228
BUWOG AG	5,780	173,400
CA Immobilien Anlagen AG	3,903	112,238
DO & Co. AG (a)	87	4,276
Erste Group Bank AG	5,586	242,035
EVN AG	615	9,605
FACC AG (b)	345	5,036
IMMOFINANZ AG (a)	12,777	33,024
Kapsch TrafficCom AG	75	4,000
Lenzing AG	199	28,888
Oesterreichische Post AG	495	22,854
OMV AG	2,946	171,688
Porr Ag	210	6,634
Raiffeisen Bank International AG (b)	3,195	107,098
RHI AG	351	14,674
S IMMO AG	679	12,020
S&T AG	477	10,497
Schoeller-Bleckmann Oilfield Equipment AG (b)	153	12,275
Semperit AG Holding	156	4,793
Telekom Austria AG	2,625	23,814
UNIQA Insurance Group AG	1,820	19,097
Vienna Insurance Group AG Wiener Versicherung Gruppe	586	17,324
voestalpine AG	2,262	115,361
Wienerberger AG	1,796	43,914

	Number of Shares	Value
Zumtobel AG	386	$6,720

		1,348,836

Bahamas — 0.0%
Nymox Pharmaceutical Corp. (b)	763	2,915

Belgium — 0.4%
Ablynx NV (b)	799	11,691
Ackermans & van Haaren NV	353	61,927
Aedifica SA	984	92,849
Ageas	3,686	173,237
AGFA-Gevaert NV (b)	2,401	11,505
Anheuser-Busch InBev SA/NV	14,144	1,690,584
Barco NV	143	15,427
Befimmo SA	1,093	68,945
Bekaert SA	570	27,344
Biocartis NV (b) (d)	393	4,840
bpost SA	1,463	43,493
Cie d’Entreprises CFE	111	16,545
Cofinimmo SA	1,156	148,532
Colruyt SA	1,212	62,122
D’ieteren SA/NA	410	18,824
Econocom Group SA	1,591	12,147
Elia System Operator SA	441	25,546
Euronav SA (a)	1,747	14,374
EVS Broadcast Equipment SA	178	6,730
Exmar NV	431	2,291
Fagron (b)	631	9,199
Galapagos NV (b)	657	66,864
Gimv NV	279	17,145
Greenyard Foods (a)	233	5,327
Groupe Bruxelles Lambert SA	1,498	157,693
Intervest Offices & Warehouses NV	804	21,098
Ion Beam Applications (a)	313	10,711
KBC Ancora	519	30,559
KBC Group NV	4,835	409,821
Kinepolis Group NV	212	14,078
Leasinvest Real Estate SCA	89	10,505
Melexis NV	298	28,850
Nyrstar NV (a) (b)	973	7,749
Ontex Group NV	1,226	41,758
Orange Belgium SA	444	10,263
Proximus SADP	3,218	111,024
Retail Estates NV	212	18,443
Sioen Industries NV	134	4,503
Sofina SA	239	36,719
Solvay SA	1,282	191,735
Telenet Group Holding NV (b)	1,043	69,062
Tessenderlo Group (b)	424	20,628
UCB SA	2,536	180,666
Umicore SA	1,771	146,529
Van de Velde NV	89	4,969
Warehouses De Pauw CVA	937	105,760
Wereldhave Belgium NV	83	9,124

The accompanying notes are an integral part of the financial statements.

21

MM Select Equity Asset Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Xior Student Housing NV	241	$11,375

		4,261,110

Bermuda — 0.6%
Aircastle Ltd.	1,243	27,706
Alibaba Health Information Technology Ltd. (b)	44,000	22,099
Alibaba Pictures Group Ltd. (b)	170,000	27,208
Alpha & Omega Semiconductor Ltd. (b)	496	8,179
Arch Capital Group Ltd. (b)	3,021	297,569
Argo Group International Holdings Ltd.	752	46,248
Aspen Insurance Holdings Ltd.	1,407	56,843
Assured Guaranty Ltd.	2,778	104,870
Athene Holding Ltd. Class A (b)	2,542	136,861
Axalta Coating Systems Ltd. (b)	5,030	145,468
Axis Capital Holdings Ltd.	1,939	111,124
Axovant Sciences Ltd. (b)	785	5,401
The Bank of NT Butterfield & Son Ltd.	1,397	51,186
Beijing Enterprises Water Group Ltd.	72,000	58,113
Beijing Gas Blue Sky Holdings Ltd. (b)	88,000	5,858
Belmond Ltd. Class A (b)	2,359	32,200
Blue Capital Reinsurance Holdings Ltd.	180	2,961
Brightoil Petroleum Holdings Ltd. (b)	52,000	9,999
Brilliance China Automotive Holdings Ltd.	44,000	118,263
Bunge Ltd.	3,323	230,816
BW LPG Ltd. (d)	1,225	5,646
BW Offshore Ltd. (b)	1,296	4,542
Cafe de Coral Holdings Ltd.	6,000	18,670
Central European Media Enterprises Ltd. Class A (a) (b)	2,203	8,922
China Financial International Investments Ltd. (b)	50,000	1,511
China Gas Holdings Ltd.	24,000	72,258
China Resources Gas Group Ltd.	12,000	41,938
China Trustful Group Ltd. (b)	8,000	3,317
Chow Sang Sang Holdings International Ltd.	4,000	9,163
CK Infrastructure Holdings Ltd.	12,000	103,479
CMBC Capital Holdings Ltd.	150,000	12,882
COSCO SHIPPING Ports Ltd.	26,193	29,205
Credicorp Ltd.	934	191,489
CSI Properties Ltd.	100,000	4,866
Digital Domain Holdings Ltd. (b)	160,000	4,754
Dingyi Group Investment Ltd. (b)	20,000	1,301
Emperor Capital Group Ltd.	42,000	3,446
Emperor Entertainment Hotel Ltd.	10,000	2,444
Emperor International Holdings Ltd.	18,000	6,399

	Number of Shares	Value
Enerchina Holdings Ltd.	112,500	$2,564
Enstar Group Ltd. (b)	292	64,926
Esprit Holdings Ltd. (b)	27,400	15,334
Essent Group Ltd. (b)	2,016	81,648
Everest Re Group Ltd.	961	219,483
Fairwood Holdings Ltd.	1,000	4,007
FDG Kinetic Ltd. (b)	26,000	4,493
First Pacific Co. Ltd.	52,000	41,504
Frontline Ltd. (a)	987	6,024
Frontline Ltd. (a)	2,022	12,213
G-Resources Group Ltd. (b)	336,000	4,431
GasLog Ltd.	1,077	18,794
GCL New Energy Holdings Ltd. (b)	90,000	5,994
Genpact Ltd.	3,392	97,520
Giordano International Ltd.	16,000	9,609
Global Brands Group Holding Ltd. (b)	76,000	7,298
Golar LNG Ltd. (a)	2,510	56,751
Golden Ocean Group Ltd. (a) (b)	905	7,130
GOME Retail Holdings Ltd.	165,000	18,586
Good Resources Holdings Ltd. (b)	40,000	1,997
Great Eagle Holdings Ltd.	3,053	16,089
Haier Electronics Group Co. Ltd.	18,000	44,046
Haitong International Securities Group Ltd.	31,584	18,335
Helen of Troy Ltd. (b)	713	69,090
Hiscox Ltd.	4,131	70,864
Hoegh LNG Holdings Ltd.	685	6,314
Hongkong Land Holdings Ltd.	69,000	496,964
Hsin Chong Group Holdings Ltd. (b) (c)	40,000	1,792
Huarong International Financial Holdings Ltd. (b)	12,900	4,816
IHS Markit Ltd. (b)	9,101	401,172
Invesco Ltd.	9,513	333,336
James River Group Holdings Ltd.	584	24,224
Jardine Matheson Holdings Ltd.	3,800	240,783
Jardine Strategic Holdings Ltd.	4,400	190,367
Johnson Electric Holdings Ltd.	5,000	19,114
Kerry Logistics Network Ltd.	8,500	11,763
Kerry Properties Ltd.	14,500	60,200
Kosmos Energy Ltd. (a) (b)	5,459	43,454
Kunlun Energy Co. Ltd	46,000	44,993
Lancashire Holdings Ltd.	2,737	24,494
Landing International Development Ltd. (b)	1,087,113	21,928
Lazard Ltd. Class A	2,839	128,380
Li & Fung Ltd.	132,000	66,275
Luk Fook Holdings International Ltd.	5,000	20,191
Maiden Holdings Ltd.	1,879	14,938
Man Wah Holdings Ltd.	23,200	20,790
Marvell Technology Group Ltd.	9,538	170,730
Mei Ah Entertainment Group Ltd. (b)	40,000	1,920
Nabors Industries Ltd.	6,554	52,891
NewOcean Energy Holdings Ltd. (b)	14,000	3,818

The accompanying notes are an integral part of the financial statements.

22

MM Select Equity Asset Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Nine Dragons Paper Holdings Ltd.	24,000	$47,324
Noble Group Ltd. (b)	15,380	4,509
Nordic American Tankers Ltd. (a)	2,624	14,012
Norwegian Cruise Line Holdings Ltd. (b)	4,151	224,362
NWS Holdings Ltd.	29,945	58,462
Orient Overseas International Ltd.	3,000	28,178
Pacific Basin Shipping Ltd. (b)	64,000	14,429
Petra Diamonds Ltd. (b)	8,810	9,918
Realord Group Holdings Ltd. (b)	6,000	3,235
RenaissanceRe Holdings Ltd.	948	128,113
Shangri-La Asia Ltd.	14,000	26,082
Ship Finance International Ltd. (a)	1,559	22,606
Signet Jewelers Ltd. (a)	1,618	107,678
Sihuan Pharmaceutical Holdings Group Ltd.	59,000	21,531
Silverlake Axis Ltd.	13,000	5,662
SmarTone Telecommunications Holdings Ltd.	5,500	6,595
Stolt-Nielsen Ltd.	365	5,498
Summit Ascent Holdings Ltd. (b)	14,000	1,956
Tai United Holdings Ltd.	20,000	3,418
Textainer Group Holdings Ltd. (b)	711	12,194
Texwinca Holdings Ltd.	10,000	6,004
Third Point Reinsurance Ltd. (b)	1,992	31,075
Town Health International Medical Group Ltd.	62,000	5,574
Travelport Worldwide Ltd.	3,236	50,805
Triton International Ltd.	1,135	37,773
Validus Holdings Ltd.	1,826	89,857
VTech Holdings Ltd.	2,500	36,509
White Mountains Insurance Group Ltd.	103	88,271
XL Group Ltd.	5,960	235,122
Yue Yuen Industrial Holdings Ltd.	16,000	61,001

		6,717,334

Brazil — 0.3%
Ambev SA	67,777	450,256
B3 SA — Brasil Bolsa Balcao	29,221	220,969
Banco Bradesco SA	13,040	137,517
Banco do Brasil SA	12,400	136,640
Banco Santander Brasil SA	5,900	51,490
BB Seguridade Participacoes SA	9,900	89,493
BR Malls Participacoes SA	12,155	53,998
BRF SA (b)	6,350	91,566
CCR SA	17,700	98,974
Centrais Eletricas Brasileiras SA (b)	3,182	19,853
Cia de Saneamento Basico do Estado de Sao Paulo	5,200	54,641
Cia Siderurgica Nacional SA (b)	8,000	24,274
Cielo SA	17,020	118,119
Cosan SA Industria e Comercio	2,300	26,289

	Number of Shares	Value
CPFL Energia SA	4,000	$34,378
Duratex SA	5,300	15,847
EDP — Energias do Brasil SA	4,700	22,468
Empresa SA	9,800	55,356
Engie Brasil Energia SA	2,600	29,759
Equatorial Energia SA	2,800	54,150
Fibria Celulose SA	3,600	48,706
Hypermarcas SA	5,300	53,884
JBS SA	11,700	31,400
Klabin SA	8,300	48,089
Kroton Educacional SA	19,500	123,447
Localiza Rent a Car SA	2,405	43,823
Lojas Americanas SA	2,600	12,897
Lojas Renner SA	10,060	114,539
M Dias Branco SA	1,500	23,538
Multiplan Empreendimentos Imobiliarios SA	1,348	31,211
Natura Cosmeticos SA	2,300	22,658
Odontoprev SA	4,100	19,975
Petroleo Brasileiro SA (b)	42,630	212,803
Porto Seguro SA	1,700	20,220
Qualicorp SA	3,200	38,293
Raia Drogasil SA	3,400	80,514
Rumo SA (b)	11,700	44,663
Sul America SA	2,697	15,234
TIM Participacoes SA	12,500	45,585
Transmissora Alianca de Energia Eletrica SA	2,800	19,671
Ultrapar Participacoes SA	5,100	121,270
Vale SA	44,090	443,663
WEG SA	8,000	54,055

		3,456,175

British Virgin Islands — 0.0%
AquaVenture Holdings Ltd. (b)	237	3,200
Biohaven Pharmaceutical Holding Co. Ltd. (b)	267	9,980

		13,180

Canada — 2.9%
Advantage Oil & Gas Ltd. (b)	2,700	16,922
Aecon Group, Inc.	800	11,265
Ag Growth International, Inc.	200	8,535
AGF Management Ltd.	1,200	7,780
Agnico Eagle Mines Ltd.	4,543	205,313
Agrium, Inc.	2,475	265,243
AGT Food & Ingredients, Inc. (a)	300	5,876
Aimia, Inc.	2,600	5,147
Air Canada (b)	1,000	21,030
Alacer Gold Corp. (b)	3,600	6,290
Alamos Gold, Inc. Class A	4,245	28,680
Alaris Royalty Corp.	500	8,243
Algonquin Power & Utilities Corp.	5,500	58,141

The accompanying notes are an integral part of the financial statements.

23

MM Select Equity Asset Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Alimentation Couche-Tard, Inc. Class B	8,070	$368,009
Allied Properties REIT	3,982	127,143
AltaGas Ltd.	3,413	78,613
Altius Minerals Corp.	600	5,727
Altus Group Ltd.	600	15,277
ARC Resources Ltd.	7,400	101,948
Aritzia, Inc. (b)	800	9,521
Artis REIT	7,126	75,501
Asanko Gold, Inc. (b)	3,500	3,310
Atco Ltd. Class I	1,500	55,059
Athabasca Oil Corp. (b)	5,700	5,116
Atlantic Power Corp. (b)	1,700	4,183
Atlantic Power Corp. (b)	2,551	6,250
ATS Automation Tooling Systems, Inc. (b)	1,100	11,690
AutoCanada, Inc.	400	7,633
Avigilon Corp. (b)	500	7,165
B2Gold Corp. (b)	15,000	41,354
Badger Daylighting Ltd. (a)	600	12,777
Bank of Montreal	12,075	913,839
The Bank of Nova Scotia	22,305	1,433,669
Barrick Gold Corp.	22,506	362,188
Baytex Energy Corp. (a) (b)	3,800	11,451
BCE, Inc.	2,857	133,857
Birchcliff Energy Ltd.	3,600	17,455
Bird Construction, Inc.	600	4,785
BlackBerry Ltd. (b)	10,718	119,829
Boardwalk REIT	1,809	55,107
Bombardier, Inc. Class B (b)	37,800	68,466
Bonavista Energy Corp. (a)	4,000	9,553
Bonterra Energy Corp.	400	5,290
Boralex, Inc. (a)	1,000	17,223
Brookfield Asset Management, Inc. Class A	16,374	676,088
BRP, Inc.	400	12,939
CAE, Inc.	4,648	81,319
Callidus Capital Corp. (a)	200	1,651
Cameco Corp.	6,762	65,303
Canaccord Genuity Group, Inc.	1,400	4,814
Canacol Energy Ltd. (b)	1,800	5,987
Canadian Apartment Properties REIT	6,465	174,766
Canadian Imperial Bank of Commerce	7,915	692,511
Canadian National Railway Co.	14,021	1,161,684
Canadian Natural Resources Ltd.	20,567	688,836
Canadian Pacific Railway Ltd.	2,675	449,310
Canadian REIT	3,466	128,140
Canadian Tire Corp. Ltd.	1,131	140,805
Canadian Utilities Ltd.	2,724	84,596
Canadian Western Bank (a)	1,232	33,285
Canfor Corp. (b)	1,000	18,786
Canfor Pulp Products, Inc.	500	5,334
Canopy Growth Corp. (b)	2,272	19,520

	Number of Shares	Value
Capital Power Corp.	1,500	$29,657
Cara Operations Ltd.	400	7,819
Cardinal Energy Ltd. (a)	1,882	7,119
Cascades, Inc.	900	10,791
CCL Industries, Inc. Class B	2,545	123,155
Celestica, Inc. (b)	1,800	22,274
Cenovus Energy, Inc.	19,335	193,854
Centerra Gold, Inc.	3,500	24,656
CES Energy Solutions Corp.	4,000	20,228
CGI Group, Inc. (b)	3,935	204,043
Chartwell Retirement Residences	7,790	93,024
China Gold International Resources Corp. Ltd. (b)	3,500	5,498
Choice Properties REIT	600	6,391
Chorus Aviation, Inc.	600	4,020
CI Financial Corp.	5,292	115,743
Cineplex, Inc.	900	28,160
Clearwater Seafoods, Inc.	400	2,882
Cogeco Communications, Inc.	241	17,773
Cogeco, Inc.	100	6,562
Colliers International Group, Inc.	500	24,805
Cominar REIT	8,984	97,706
Computer Modelling Group Ltd.	1,100	8,075
Constellation Software, Inc.	389	212,228
Corby Spirit and Wine Ltd.	200	3,461
Corus Entertainment, Inc.	1,900	19,765
Cott Corp.	2,000	29,990
Crescent Point Energy Corp.	9,572	76,868
Crew Energy, Inc. (b)	2,500	8,896
CRH Medical Corp. (b)	1,000	2,605
Crombie REIT	4,045	44,186
CT REIT	400	4,453
Denison Mines Corp. (b)	7,000	3,254
The Descartes Systems Group, Inc. (b)	1,132	30,873
Detour Gold Corp. (b)	2,600	28,672
DIRTT Environmental Solutions (b)	1,200	5,270
Dollarama, Inc.	1,890	206,806
Dominion Diamond Corp.	1,200	17,013
Dorel Industries, Inc.	400	9,572
Dream Global REIT	6,542	57,726
Dream Industrial REIT	500	3,647
Dream Office REIT	3,670	61,855
DREAM Unlimited Corp. (b)	800	4,629
ECN Capital Corp.	5,546	17,601
Eldorado Gold Corp.	10,900	23,936
Element Fleet Management Corp.	8,116	60,167
Emera, Inc.	1,100	41,664
Empire Co. Ltd.	2,800	49,548
Enbridge Income Fund Holdings, Inc.	1,751	45,103
Enbridge, Inc.	30,399	1,269,802
EnCana Corp.	16,976	199,862
Endeavour Silver Corp. (b)	1,900	4,523
Enercare, Inc.	1,600	26,223

The accompanying notes are an integral part of the financial statements.

24

MM Select Equity Asset Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Enerflex Ltd.	1,400	$20,645
Enerplus Corp.	3,400	33,544
Enghouse Systems Ltd.	300	12,433
Ensign Energy Services, Inc.	2,200	12,430
Entertainment One Ltd.	4,730	16,352
Equitable Group, Inc. (a)	200	8,976
Evertz Technologies Ltd.	400	5,581
Exco Technologies Ltd.	400	3,106
Extendicare, Inc.	1,200	8,973
Fairfax Financial Holdings Ltd.	511	265,925
Fiera Capital Corp.	800	9,258
Finning International, Inc.	3,500	80,028
First Capital Realty, Inc. (a)	8,539	134,680
First Majestic Silver Corp. (a) (b)	2,600	17,754
First National Financial Corp. (a)	200	4,241
First Quantum Minerals Ltd.	13,829	155,275
FirstService Corp.	500	32,855
Fortis, Inc.	7,621	273,507
Fortuna Silver Mines, Inc. (b)	2,400	10,502
Franco-Nevada Corp.	3,183	246,579
Freehold Royalties Ltd.	1,300	15,357
Genworth MI Canada, Inc. (a)	600	17,806
George Weston Ltd.	900	78,369
Gibson Energy, Inc.	2,200	31,243
Gildan Activewear, Inc.	4,624	144,492
Gluskin Sheff + Associates, Inc.	400	6,027
Goldcorp, Inc.	14,823	192,453
Granite REIT	2,218	89,004
Great Canadian Gaming Corp. (b)	800	20,581
Great-West Lifeco, Inc.	5,913	170,175
Guyana Goldfields, Inc. (b)	2,900	9,715
H&R REIT	14,214	245,377
High Liner Foods, Inc.	300	3,368
Home Capital Group, Inc. (a)	1,000	11,132
Hudbay Minerals, Inc.	3,458	25,635
Hudson’s Bay Co. (a)	1,000	10,186
Husky Energy, Inc. (b)	7,416	92,837
Hydro One Ltd. (d)	4,761	86,692
IAMGOLD Corp. (b)	6,500	39,748
IGM Financial, Inc.	1,800	60,503
IMAX Corp. (b)	1,454	32,933
Imperial Metals Corp. (a) (b)	800	2,052
Imperial Oil Ltd.	5,913	188,894
Industrial Alliance Insurance & Financial Services, Inc.	2,146	97,174
Innergex Renewable Energy, Inc.	1,400	16,123
Intact Financial Corp.	2,288	189,000
Inter Pipeline Ltd.	7,392	153,142
Interfor Corp. (b)	1,000	15,853
InterRent REIT	600	3,871
Intertape Polymer Group, Inc.	800	11,669
Ivanhoe Mines Ltd. (b)	9,300	29,590
The Jean Coutu Group PJC, Inc.	1,400	27,265

	Number of Shares	Value
Just Energy Group, Inc.	1,400	$8,112
Kelt Exploration Ltd. (b)	2,100	12,000
Keyera Corp.	3,335	101,941
Killam Apartment REIT	4,101	43,352
Kinaxis, Inc. (b)	300	17,720
Kinross Gold Corp. (b)	24,912	105,618
Kirkland Lake Gold Ltd.	2,750	35,440
Klondex Mines Ltd. (b)	4,606	16,766
Klondex Mines Ltd. (b)	2,500	9,116
Knight Therapeutics, Inc. (b)	1,900	13,172
Labrador Iron Ore Royalty Corp. (a)	1,000	15,869
Laurentian Bank of Canada	500	24,168
Linamar Corp.	900	54,920
Lions Gate Entertainment Corp. (b)	1,233	41,244
Lions Gate Entertainment Corp. Class B (b)	2,411	76,646
Loblaw Cos. Ltd.	3,869	211,163
Lucara Diamond Corp.	4,100	7,952
Lundin Gold, Inc. (b)	1,300	5,303
Lundin Mining Corp.	9,600	65,859
MacDonald Dettwiler & Associates Ltd. (a)	500	28,443
MAG Silver Corp. (b)	1,200	13,435
Magellan Aerospace Corp.	200	2,869
Magna International, Inc.	6,970	371,975
Major Drilling Group International, Inc. (b)	1,200	6,732
Manulife Financial Corp.	36,563	741,663
Maple Leaf Foods, Inc.	1,400	38,160
Martinrea International, Inc.	1,200	10,906
Masonite International Corp. (b)	776	53,699
MDC Partners, Inc. Class A	1,448	15,928
Medical Facilities Corp.	400	4,998
MEG Energy Corp. (b)	3,200	14,080
Methanex Corp.	1,800	90,451
Metro, Inc.	3,766	129,512
Morguard REIT	400	4,562
Morneau Shepell, Inc.	900	15,003
MTY Food Group, Inc.	200	7,835
Mullen Group Ltd.	1,400	19,130
National Bank of Canada	6,392	307,625
Nevsun Resources Ltd.	4,388	9,495
New Flyer Industries, Inc.	800	33,026
New Gold, Inc. (b)	8,139	30,201
NexGen Energy Ltd. (b)	4,300	9,546
Norbord, Inc.	600	22,846
The North West Co., Inc.	700	16,780
Northland Power, Inc.	1,700	31,554
Northview Apartment REIT	2,291	41,202
NorthWest Healthcare Properties REIT	500	4,540
Novagold Resources, Inc. (b)	3,900	15,941
Novanta, Inc. (b)	839	36,580
Novelion Therapeutics, Inc. (b)	391	2,749

The accompanying notes are an integral part of the financial statements.

25

MM Select Equity Asset Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
NuVista Energy Ltd. (b)	2,500	$15,127
Obsidian Energy Ltd. (a) (b)	6,500	6,876
OceanaGold Corp.	8,900	26,891
Onex Corp.	1,467	113,210
Open Text Corp.	4,934	159,201
Osisko Gold Royalties Ltd.	1,731	22,336
Osisko Mining, Inc. (b)	2,400	8,444
Painted Pony Energy Ltd. (a) (b)	2,012	5,386
Pan American Silver Corp.	2,200	37,467
Paramount Resources Ltd. (b)	1,140	22,567
Parex Resources, Inc. (b)	2,200	26,536
Parkland Fuel Corp.	1,809	36,796
Pason Systems, Inc.	1,200	18,061
Pembina Pipeline Corp.	7,427	260,592
Pengrowth Energy Corp. (a) (b)	6,400	6,514
Peyto Exploration & Development Corp.	3,424	55,980
Potash Corp. of Saskatchewan, Inc.	15,840	304,930
Power Corp. of Canada	7,070	179,675
Power Financial Corp.	4,118	114,225
PrairieSky Royalty Ltd. (a)	4,392	112,392
Precision Drilling Corp. (b)	4,800	14,926
Premier Gold Mines Ltd. (b)	2,300	6,581
Premium Brands Holdings Corp.	400	31,897
Pretium Resources, Inc. (b)	2,400	22,216
ProMetic Life Sciences, Inc. (a) (b)	9,700	12,438
Pure Industrial Real Estate Trust	13,123	66,890
Quebecor, Inc.	1,200	45,096
Raging River Exploration, Inc. (b)	3,100	19,553
Restaurant Brands International, Inc.	4,224	269,876
Richmont Mines, Inc. (b)	800	7,457
RioCan REIT	16,134	309,426
Ritchie Bros Auctioneers, Inc.	1,600	50,587
Rogers Communications, Inc. Class B	6,892	355,385
Rogers Sugar, Inc. (a)	1,200	6,078
Royal Bank of Canada	27,059	2,093,589
Russel Metals, Inc.	1,000	22,104
Sandstorm Gold Ltd. (a) (b)	2,700	12,204
Saputo, Inc.	4,224	146,211
Seabridge Gold, Inc. (a) (b)	500	6,111
Secure Energy Services, Inc.	2,600	18,045
SEMAFO, Inc. (b)	5,300	14,017
Seven Generations Energy Ltd. (b)	4,202	66,478
Shaw Communications, Inc.	8,451	194,520
ShawCor Ltd.	1,100	24,341
Shopify, Inc. Class A (b)	1,463	170,155
Sienna Senior Living, Inc. (a)	700	10,137
Sierra Wireless, Inc. (b)	500	10,727
Silvercorp Metals, Inc.	2,500	6,772
Sleep Country Canada Holdings, Inc. (d)	500	14,458
Smart REIT	5,838	137,745
SNC-Lavalin Group, Inc.	3,121	141,048

	Number of Shares	Value
Spartan Energy Corp. (b)	2,366	$12,951
Spin Master Corp. (b) (d)	383	14,789
Sprott, Inc.	2,300	3,889
SSR Mining, Inc. (b)	1,900	20,131
Stantec, Inc.	1,700	47,182
The Stars Group, Inc. (b)	1,800	36,786
Stella-Jones, Inc.	700	26,940
Stornoway Diamond Corp. (b)	5,800	3,486
Student Transportation, Inc.	1,215	7,255
Sun Life Financial, Inc.	11,140	443,636
Suncor Energy, Inc.	30,941	1,084,392
Superior Plus Corp.	2,300	23,300
Surge Energy, Inc.	3,100	5,615
Tahoe Resources, Inc.	7,301	38,476
Tahoe Resources, Inc.	4,648	24,437
Tamarack Valley Energy Ltd. (b)	2,000	4,536
Teck Resources Ltd.	10,616	223,508
Telus Corp.	3,181	114,417
Tesco Corp. (b)	1,159	6,317
TFI International, Inc.	1,300	33,507
Thomson Reuters Corp.	5,492	251,987
Timbercreek Financial Corp.	1,000	7,494
TMAC Resources, Inc. (b)	500	4,063
TMX Group Ltd.	600	33,901
TORC Oil & Gas Ltd. (a)	2,318	11,425
Torex Gold Resources, Inc. (b)	1,100	17,235
Toromont Industries Ltd.	1,100	50,444
The Toronto-Dominion Bank	34,228	1,927,082
Total Energy Services, Inc.	827	9,405
Tourmaline Oil Corp. (b)	4,524	91,985
TransAlta Corp.	3,900	22,817
TransAlta Renewables, Inc.	1,500	16,554
TransCanada Corp.	16,118	796,632
Transcontinental, Inc.	900	18,602
Trican Well Service Ltd. (b)	4,510	16,482
Tricon Capital Group, Inc.	2,000	16,237
Trinidad Drilling Ltd. (b)	4,800	7,271
Turquoise Hill Resources Ltd. (b)	20,700	64,037
Ultra Petroleum Corp. (b)	5,093	44,156
Uni-Select, Inc.	600	12,964
Uranium Participation Corp. (b)	1,800	5,092
Valeant Pharmaceuticals International, Inc. (b)	6,502	93,172
Valener, Inc.	600	10,608
VBI Vaccines, Inc. (a) (b)	591	2,275
Veresen, Inc.	6,200	93,019
Vermilion Energy, Inc.	2,435	86,550
Wajax Corp.	300	4,900
West Fraser Timber Co. Ltd.	1,300	75,015
Western Forest Products, Inc.	5,500	11,769
WestJet Airlines Ltd.	400	8,518
Westshore Terminals Investment Corp.	900	17,304
Wheaton Precious Metals Corp.	8,912	169,991

The accompanying notes are an integral part of the financial statements.

26

MM Select Equity Asset Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Whitecap Resources, Inc.	5,500	$42,757
Winpak Ltd.	500	20,573
WPT Industrial REIT	300	4,008
WSP Global, Inc.	1,300	54,084
XBiotech, Inc. (a) (b)	590	2,578
Yamana Gold, Inc.	19,845	52,485

		31,467,592

Cayman Islands — 1.3%
3SBio, Inc. (b) (d)	13,500	21,677
58.com, Inc. ADR (b)	1,300	82,082
AAC Technologies Holdings, Inc.	10,500	177,353
Alibaba Group Holding Ltd. Sponsored ADR (b)	16,154	2,789,957
Ambarella, Inc. (a) (b)	845	41,413
ANTA Sports Products Ltd.	15,000	62,926
ASM Pacific Technology Ltd.	4,500	65,066
Atlas Financial Holdings, Inc. (b)	281	5,311
Autohome, Inc. ADR (b)	700	42,056
Baidu, Inc. Sponsored ADR (b)	3,852	954,102
Bright Smart Securities & Commodities Group Ltd.	6,000	1,872
Chailease Holding Co. Ltd.	16,000	38,679
China Conch Venture Holdings Ltd.	23,000	44,768
China Evergrande Group (b)	46,000	161,302
China Goldjoy Group Ltd.	116,000	8,638
China Huishan Dairy Holdings Co. Ltd. (c)	44,000	2,366
China LNG Group Ltd. (b)	28,000	4,299
China Medical System Holdings Ltd.	19,000	33,251
China Mengniu Dairy Co. Ltd.	39,000	109,500
China Resources Land Ltd.	40,000	122,802
China State Construction International Holdings Ltd.	26,000	37,919
CK Asset Holdings Ltd.	155,000	1,289,174
CK Hutchison Holdings Ltd.	49,500	635,248
CK Life Sciences Int’l Holdings, Inc.	42,000	3,292
Consolidated Water Co. Ltd.	419	5,363
Convoy Global Holdings Ltd. (b)	42,000	1,068
Country Garden Holdings Co. Ltd.	78,000	125,056
Ctrip.com International Ltd. ADR (b)	5,600	295,344
Endeavour Mining Corp. (b)	1,100	22,004
ENN Energy Holdings Ltd.	11,000	79,972
Fabrinet (b)	947	35,096
Far East Consortium International Ltd.	15,161	8,004
Freeman FinTech Corp. Ltd. (b)	100,000	5,886
Fresh Del Monte Produce, Inc.	862	39,187
Fullshare Holdings Ltd.	98,000	42,651
Future World Financial Holdings Ltd. (b)	64,000	1,550
GCL-Poly Energy Holdings Ltd. (b)	186,000	25,568
Geely Automobile Holdings Ltd.	70,000	198,188
General Interface Solution Holding Ltd.	2,000	19,972

	Number of Shares	Value
Global Indemnity Ltd. (b)	195	$8,268
Goodbaby International Holdings Ltd.	11,000	6,078
Greenlight Capital Re Ltd. Class A (b)	791	17,125
Haitian International Holdings Ltd.	9,000	25,944
Hengan International Group Co. Ltd.	10,500	97,222
Herbalife Ltd. (b)	1,623	110,088
HKBN Ltd.	13,500	14,103
Hutchison Telecommunications Hong Kong Holdings Ltd.	20,000	7,310
Ichor Holdings Ltd. (b)	468	12,542
JD.com, Inc. ADR (b)	9,454	361,143
Kingsoft Corp. Ltd.	11,000	25,736
Longfor Properties Co. Ltd.	21,500	54,549
Macau Legend Development Ltd. (b)	26,000	4,263
Madison Holdings Group Ltd. (b)	16,000	3,999
Major Holdings Ltd. (b) (d)	8,000	146
Melco Resorts & Entertainment Ltd. ADR	4,360	105,163
MGM China Holdings Ltd.	22,800	54,778
Microport Scientific Corp.	5,015	4,628
Minth Group Ltd.	10,000	52,487
Modern Dental Group Ltd.	6,000	2,144
Momo, Inc. Sponsored ADR (b)	1,500	47,010
Neo Telemedia Ltd.	68,000	2,167
NetEase.com, Inc. ADR	1,073	283,068
New Oriental Education & Technology Group, Inc. Sponsored ADR	1,900	167,694
Pacific Textiles Holdings Ltd.	14,000	14,377
Phoenix Group Holdings	5,177	52,480
Regina Miracle International Holdings Ltd. (d)	5,000	4,346
SA SA International Holdings Ltd.	16,000	6,250
Sands China Ltd.	42,800	223,534
Semiconductor Manufacturing International Corp. (b)	38,700	43,287
Shenzhou International Group Holdings Ltd.	10,000	78,724
Shimao Property Holdings Ltd.	18,000	39,394
SINA Corp. (b)	800	91,720
Sino Biopharmaceutical Ltd.	65,000	68,909
SITC International Holdings Co. Ltd.	19,000	17,261
SMART Global Holdings, Inc. (b)	529	14,167
SOHO China Ltd.	34,500	19,768
Sunac China Holdings Ltd.	28,000	129,408
SUNeVision Holdings Ltd.	11,000	7,443
Sunny Optical Technology Group Co. Ltd.	9,798	157,223
TAL Education Group Sponsored ADR	3,774	127,222
Tencent Holdings Ltd.	80,677	3,487,840
Theravance Biopharma, Inc. (a) (b)	1,095	37,493
Tingyi Cayman Islands Holding Corp.	28,000	42,188
Truly International Holdings Ltd.	20,000	6,727

The accompanying notes are an integral part of the financial statements.

27

MM Select Equity Asset Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
The United Laboratories International Holdings Ltd. (b)	8,000	$5,970
Value Partners Group Ltd.	15,000	13,600
Vipshop Holdings Ltd. ADR (b)	5,700	50,103
Vision Fame International Holding Ltd. (b)	42,000	2,798
VSTECS Holdings Ltd.	10,000	3,326
Want Want China Holdings Ltd.	71,000	49,901
Weibo Corp. Sponsored ADR (a) (b)	665	65,795
WH Group Ltd. (d)	147,037	156,562
Wins Finance Holdings, Inc. (a) (b) (c)	26	5,460
Wynn Macau Ltd.	33,200	89,705
Xinyi Glass Holdings Co. Ltd.	28,000	27,683
YY, Inc. ADR (b)	600	52,068
Zhen Ding Technology Holding Ltd.	6,000	12,182

		14,312,531

Chile — 0.1%
AES Gener SA	45,565	15,811
Aguas Andinas SA Class A	42,827	27,099
Banco de Chile	341,814	52,149
Banco de Credito e Inversiones	528	33,641
Banco Santander Chile	887,916	65,465
Cencosud SA	21,610	66,142
Cia Cervecerias Unidas SA	2,366	32,161
Colbun SA	117,395	28,275
Empresa Nacional de Telecomunicaciones SA	2,168	22,471
Empresas CMPC SA	19,188	50,365
Empresas COPEC SA	6,411	83,577
Enel Americas SA	418,816	85,720
Enel Chile SA	255,901	31,341
Enel Generacion Chile SA	49,935	43,682
Itau CorpBanca	2,123,668	20,004
Latam Airlines Group SA	4,168	54,772
SACI Falabella	10,561	102,714

		815,389

China — 0.6%
Agricultural Bank of China Ltd.	376,000	169,069
Air China Ltd. Class H	24,000	19,950
Aluminum Corp. of China Ltd. Class H (b)	56,000	49,839
Anhui Conch Cement Co. Ltd. Class H	18,500	74,004
AviChina Industry & Technology Co. Ltd. Class H	32,000	19,380
Bank of China Ltd. Class H	1,137,149	562,436
Bank of Communications Co. Ltd.	128,000	93,635
Beijing Capital International Airport Co. Ltd.	22,000	32,824
BYD Co. Ltd. Class H	9,000	83,992
CGN Power Co. Ltd. Class H (d)	163,000	45,149

	Number of Shares	Value
China Cinda Asset Management Co. Ltd. Class H	134,000	$49,681
China CITIC Bank Class H	128,000	81,532
China Coal Energy Co. Class H	29,000	13,730
China Communications Construction Co. Ltd. Class H	64,000	80,021
China Communications Services Corp. Ltd. Class H	34,000	17,548
China Construction Bank Corp. Class H	1,199,198	999,205
China Everbright Bank Co. Ltd. Class H	42,000	19,446
China Galaxy Securities Co. Ltd. Class H	46,500	40,915
China Huarong Asset Management Co. Ltd. (d)	90,798	40,781
China Life Insurance Co. Ltd. Class H	106,000	317,385
China Longyuan Power Group Corp. Class H	49,000	36,680
China Merchants Bank Co. Ltd.	55,500	195,815
China National Building Material Co. Ltd. Class H	44,000	30,581
China Oilfield Services Ltd. Class H	26,000	23,853
China Pacific Insurance Group Co. Ltd. Class H	37,600	162,574
China Petroleum & Chemical Corp. Class H	366,000	275,469
China Railway Construction Corp. Ltd. Class H	30,500	38,753
China Railway Group Ltd. Class H	61,000	50,589
China Shenhua Energy Co. Ltd. Class H	49,000	115,836
China Southern Airlines Co. Ltd. Class H	28,000	19,316
China Telecom Corp. Ltd. Class H	190,000	97,158
China Vanke Co. Ltd. Class H	16,600	54,683
Chongqing Changan Automobile Co. Ltd. Class H	11,900	15,769
Chongqing Rural Commercial Bank	38,000	24,158
CITIC Securities Co. Ltd. Class H	31,000	68,363
CRRC Corp. Ltd. Class H	57,000	50,762
Dongfeng Motor Group Co. Ltd. Class H	40,000	53,020
Fuyao Glass Industry Group Co. Ltd. Class H (d)	7,927	28,787
GF Securities Co. Ltd. Class H	19,200	41,850
Great Wall Motor Co. Ltd. Class H (c)	44,500	55,104
Guangzhou Automobile Group Co. Ltd. Class H	30,000	69,582
Guangzhou R&F Properties Co. Ltd. Class H	14,800	34,589
Haitong Securities Co. Ltd. Class H	45,200	73,293
Huaneng Power International, Inc. Class H	64,000	39,497

The accompanying notes are an integral part of the financial statements.

28

MM Select Equity Asset Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Huaneng Renewables Corp. Ltd. Class H	70,000	$23,205
Huatai Securities Co. Ltd. Class H (d)	22,800	50,676
Industrial & Commercial Bank of China Ltd. Class H	1,054,238	787,545
Jiangsu Expressway Co. Ltd. Class H	20,000	30,654
Jiangxi Copper Co. Ltd. Class H	17,000	26,874
New China Life Insurance Co. Ltd. Class H	11,200	63,497
The People’s Insurance Co. Group Ltd. Class H	105,000	47,142
PetroChina Co. Ltd. Class H	302,319	192,728
PICC Property & Casualty Co. Ltd. Class H	66,000	116,822
Ping An Insurance Group Co. of China Ltd. Class H	74,322	573,456
Shandong Weigao Group Medical Polymer Co. Ltd. Class H	28,000	19,901
Shanghai Electric Group Co. Ltd. Class H (b)	42,000	18,501
Shanghai Fosun Pharmaceutical Group Co. Ltd. Class H	7,000	29,146
Shanghai Lujiazui Finance & Trade Zone Development Co. Ltd. Class B	12,800	20,275
Shanghai Pharmaceuticals Holding Co. Ltd. Class H	9,700	23,792
Sinopec Engineering Group Co. Ltd. Class H	16,000	14,122
Sinopec Shanghai Petrochemical Co. Ltd. Class H	50,000	29,770
Sinopharm Group Co. Ltd. Class H	16,400	72,384
TravelSky Technology Ltd. Class H	13,000	33,902
Tsingtao Brewery Co. Ltd. Class H	6,000	23,029
Weichai Power Co. Ltd. Class H	28,000	30,801
Yanzhou Coal Mining Co. Ltd. Class H	26,000	25,798
Zhejiang Expressway Co. Ltd. Class H	22,000	27,388
Zhuzhou CSR Times Electric Co. Ltd. Class H	7,400	41,510
Zijin Mining Group Co. Ltd. Class H	80,000	27,373
ZTE Corp. Class H (b)	10,400	34,255

		6,851,149

Colombia — 0.0%
Bancolombia SA	3,429	38,230
Cementos Argos SA	7,179	28,602
Ecopetrol SA	70,477	33,599
Grupo Argos SA	4,626	33,270
Grupo de Inversiones Suramericana SA	3,592	50,003
Interconexion Electrica SA ESP	6,210	28,929

		212,633

	Number of Shares	Value
Czech Republic — 0.0%
CEZ AS	2,495	$50,091
Komercni banka AS	1,136	49,669
Moneta Money Bank AS (d)	7,897	27,805
O2 Czech Republic AS	1,110	13,624

		141,189

Denmark — 0.5%
ALK-Abello A/S	82	12,900
Alm Brand A/S	975	9,601
Ambu A/S	446	34,685
AP Moller — Maersk A/S Class A	69	126,811
AP Moller — Maersk A/S Class B	123	233,686
Bakkafrost P/F	641	29,449
Bang & Olufsen A/S (b)	523	11,298
Bavarian Nordic A/S (b)	464	20,751
Carlsberg A/S Class B	1,871	204,961
Chr Hansen Holding A/S	1,979	169,731
Coloplast A/S Class B	2,005	162,726
D/S Norden A/S (b)	355	7,584
Danske Bank A/S	13,557	542,178
Dfds A/S	487	27,820
DONG Energy A/S (d)	2,934	167,944
DSV A/S	3,411	258,039
FLSmidth & Co. A/S	576	38,128
Genmab A/S (b)	1,069	236,286
GN Store Nord A/S	2,037	69,874
H Lundbeck A/S	1,195	68,964
IC Group A/S	149	3,230
ISS A/S	3,052	122,745
Jyske Bank A/S	997	57,568
Matas A/S	573	8,373
Nets A/S (b) (d)	1,814	46,962
NKT A/S (b)	393	33,644
NNIT A/S (d)	176	5,317
Novo Nordisk A/S Class B	34,606	1,661,377
Novozymes A/S Class B	4,034	207,012
Pandora A/S	1,931	190,609
Per Aarsleff Holding A/S	280	8,228
Rockwool International A/S	121	32,868
Royal Unibrew A/S	729	39,966
Scandinavian Tobacco Group A/S (d)	901	15,968
Schouw & Co.	174	18,933
SimCorp A/S	584	35,721
Solar A/S	87	5,301
Spar Nord Bank A/S	1,319	16,442
Sydbank A/S	1,024	42,535
TDC A/S	17,042	99,915
Topdanmark A/S (b)	844	33,217
Tryg A/S	2,164	49,974
Vestas Wind Systems A/S	3,927	352,422
William Demant Holding A/S (b)	2,717	71,731
Zealand Pharma A/S (b)	385	7,429

		5,600,903

The accompanying notes are an integral part of the financial statements.

29

MM Select Equity Asset Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Egypt — 0.0%
Commercial International Bank Egypt SAE	15,056	$69,565
Egyptian Financial Group-Hermes Holding Co.	7,272	9,270
Global Telecom Holding SAE (b)	32,702	11,858

		90,693

Finland — 0.3%
Amer Sports OYJ	1,740	46,199
Atria OYJ	246	3,493
Cargotec OYJ	581	36,535
Caverion Corp. (b)	1,300	11,938
Citycon OYJ (a)	22,097	58,136
Cramo OYJ	541	14,210
DNA Oyj	954	16,688
Elisa OYJ	2,957	127,285
F-Secure OYJ	1,232	6,221
Ferratum OYJ	146	4,617
Finnair OYJ	825	10,933
Fortum OYJ	8,220	164,180
Huhtamaki OYJ	1,371	55,371
Kemira OYJ	1,591	20,910
Kesko OYJ	963	51,639
Kone OYJ Class B	6,468	342,515
Konecranes OYJ	911	40,442
Lehto Group OYJ	319	4,801
Metsa Board OYJ	2,724	18,657
Metso OYJ	2,214	81,230
Neste OYJ	2,646	115,605
Nokia OYJ	107,635	646,363
Nokian Renkaat OYJ	1,816	80,819
Oriola OYJ	1,585	6,369
Orion OYJ Class B	2,057	95,490
Outokumpu OYJ	4,727	49,109
Outotec OYJ (a) (b)	2,252	17,821
Ponsse OYJ	156	4,398
Ramirent OYJ	1,187	12,271
Sampo OYJ Class B	8,103	428,590
Sanoma OYJ	984	10,733
Stockmann OYJ Abp (b)	492	3,489
Stora Enso OYJ Class R	10,156	143,630
Technopolis OYJ	7,761	36,049
Tieto OYJ	813	24,782
Tokmanni Group Corp.	733	6,193
UPM-Kymmene OYJ	10,134	274,851
Uponor OYJ	748	12,961
Valmet OYJ	1,950	38,366
Wartsila OYJ Abp	2,540	180,024
YIT OYJ	1,922	15,731

		3,319,644

France — 2.8%
AB Science SA (a) (b)	232	2,314

	Number of Shares	Value
ABC arbitrage	441	$3,205
Accor SA	3,712	184,305
Aeroports de Paris	609	98,476
Air France KLM (b)	1,974	31,130
Air Liquide SA	7,278	969,980
Albioma SA	408	9,201
Alstom SA	2,766	117,627
Altamir	474	8,573
Alten SA	428	38,682
Altran Technologies SA	2,245	41,293
ANF Immobilier	382	9,940
Arkema SA	1,259	154,274
Assystem	142	5,539
Atos SE	1,771	274,994
AXA SA	36,273	1,097,352
Axway Software SA	113	2,965
Beneteau SA	540	9,383
BNP Paribas SA	20,937	1,689,476
Boiron SA	96	8,562
Bollore SA	17,316	86,629
Bonduelle SCA	201	9,055
Bourbon Corp.	377	3,409
Bouygues SA	3,638	172,656
Bureau Veritas SA	5,271	136,043
Capgemini SE	3,069	359,455
Carmila SA	857	24,589
Carrefour SA	10,630	214,746
Casino Guichard Perrachon SA	1,091	64,710
Cellectis SA (b)	343	9,694
Chargeurs SA	269	8,171
Chargeurs SA (b)	3	80
Cie de Saint-Gobain	9,105	542,721
Cie des Alpes	116	3,695
Cie Generale des Etablissements Michelin	3,094	452,189
CNP Assurances	3,429	80,451
Coface SA (b)	1,290	13,859
Credit Agricole SA	20,493	372,626
Danone SA	10,994	862,608
Dassault Aviation SA	36	58,195
Dassault Systemes SE	2,291	231,639
DBV Technologies SA (b)	245	20,613
Derichebourg SA	1,136	11,932
Devoteam SA	66	6,133
Direct Energie	133	7,520
Edenred	4,411	120,029
Eiffage SA	1,467	151,905
Electricite de France SA	9,990	121,341
Elior Group SA (d)	1,638	43,346
Elis SA	1,394	37,313
Elis SA	1,175	31,663
Engie SA	33,665	571,409
Eramet (b)	150	10,193

The accompanying notes are an integral part of the financial statements.

30

MM Select Equity Asset Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Essilor International SA	3,787	$468,531
Esso SA Francaise (b)	22	1,649
Euler Hermes Group	235	27,766
Eurazeo SA	856	76,555
Europcar Groupe SA (d)	1,159	17,558
Eutelsat Communications SA	3,444	102,058
Faurecia	1,144	79,425
FFP	91	11,186
FIGEAC-AERO (b)	134	3,167
Fnac Darty SA (b)	245	23,582
Fonciere Des Regions	2,261	235,062
Gaztransport Et Technigaz SA (a)	313	17,022
Gecina SA	2,655	430,544
Genfit (b)	407	11,826
GL Events	109	3,614
Groupe Crit	35	3,342
Groupe Eurotunnel SE Registered	7,190	86,682
Guerbet	78	7,274
Haulotte Group SA	140	2,647
Havas SA (a)	2,767	30,254
Hermes International	610	307,548
ICADE	2,111	188,381
ID Logistics Group (b)	34	6,070
Iliad SA	527	140,172
Imerys SA	705	63,709
Ingenico Group SA	1,173	111,305
Innate Pharma SA (a) (b)	632	7,674
Interparfums SA	170	6,781
Ipsen SA	656	87,278
Ipsos	482	16,675
Jacquet Metal Service	186	6,178
JCDecaux SA	1,513	56,624
Kaufman & Broad SA	219	10,561
Kering	1,399	556,900
Klepierre	11,905	467,326
Korian SA	651	21,420
L’Oreal SA	4,692	996,936
Lagardere S.C.A	2,338	78,357
Le Noble Age	85	5,679
Legrand SA	5,132	370,540
LISI	302	15,827
LVMH Moet Hennessy Louis Vuitton SE	5,210	1,436,377
Maisons du Monde SA (d)	651	28,621
Manitou BF SA	124	4,653
Marie Brizard Wine & Spirits SA (b)	331	5,547
Mercialys SA	2,388	47,699
Mersen	202	7,280
Metropole Television SA	388	8,972
MGI Coutier	141	6,233
Natixis SA	17,420	139,423
Naturex (a) (b)	87	9,851
Neopost SA	530	20,597

	Number of Shares	Value
Nexans SA	428	$25,383
Nexity SA	647	39,536
Oeneo SA	409	4,640
Orange SA	36,675	600,540
Orpea	614	72,675
Parrot SA (b)	257	3,086
Pernod Ricard SA	3,905	539,945
Peugeot SA	9,862	234,897
Pierre & Vacances SA (b)	58	3,119
Plastic Omnium SA	918	39,248
Plastivaloire	143	3,621
Publicis Groupe SA	3,845	268,428
Rallye SA	355	6,579
Remy Cointreau SA	526	62,251
Renault SA	3,402	334,248
Rexel SA	4,656	80,574
Rubis SCA	1,202	76,580
Safran SA	5,787	591,252
Sanofi	21,057	2,093,153
Sartorius Stedim Biotech	409	28,329
Schneider Electric SE	10,526	916,182
SCOR SE	3,497	146,657
SEB SA	323	59,285
Societe BIC SA	622	74,570
Societe Generale SA	14,322	837,840
Societe Television Francaise 1	644	9,407
Sodexo SA	1,620	202,227
SOITEC (b)	239	15,712
Solocal Group (b)	8,258	9,918
Sopra Steria Group	215	39,912
SPIE SA	1,550	42,659
SRP Groupe SA (a) (b) (d)	197	4,031
Ste Industrielle d’Aviation Latecoere SA (b)	1,117	7,691
Suez	5,948	108,541
Synergie SA	120	6,344
Tarkett SA	473	21,312
Technicolor SA Registered	5,699	19,670
Teleperformance	846	126,301
Thales SA	1,862	210,700
Total SA	43,125	2,319,408
Trigano SA	122	18,890
Ubisoft Entertainment SA (b)	1,030	70,731
Unibail-Rodamco SE	5,779	1,406,833
Valeo SA	4,582	340,502
Vallourec SA (a) (b)	4,551	27,110
Veolia Environnement SA	8,714	201,281
Vicat SA	262	19,989
Vinci SA	9,404	893,809
Virbac SA (b)	57	8,383
Vivendi SA	18,708	473,759
Wendel SA	556	90,113
Worldline SA (b) (d)	567	24,024

The accompanying notes are an integral part of the financial statements.

31

MM Select Equity Asset Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Zodiac Aerospace	3,262	$94,323

		30,431,024

Germany — 2.7%
Aareal Bank AG	869	36,825
adidas AG	3,483	787,890
ADLER Real Estate AG (a) (b)	1,672	26,480
ADVA Optical Networking SE (b)	602	4,067
AIXTRON SE (b)	1,472	19,816
Allianz SE Registered	8,483	1,904,565
alstria office REIT AG	7,473	106,757
Amadeus Fire AG	84	7,815
AURELIUS Equity Opportunities SE & Co. KGaA	324	21,294
Aurubis AG	500	40,532
Axel Springer SE	1,109	71,308
BASF SE	17,051	1,814,539
Bayer AG Registered	15,351	2,091,939
Bayerische Motoren Werke AG	6,077	616,466
BayWa AG	204	8,125
Bechtle AG	438	32,810
Beiersdorf AG	1,751	188,398
Bertrandt AG (a)	80	8,054
bet-at-home.com AG	39	5,464
Bilfinger Berger AG	492	20,602
Biotest AG	111	3,568
Borussia Dortmund GmbH & Co. KGaA	1,038	10,061
Brenntag AG	3,100	172,751
CANCOM SE	226	16,965
Capital Stage AG	1,138	8,493
Carl Zeiss Meditec AG	582	30,380
CECONOMY AG	2,700	31,808
CENTROTEC Sustainable AG	114	2,425
Cewe Stiftung & Co. KGAA	74	7,036
comdirect bank AG	403	5,486
Commerzbank AG (b)	20,081	273,175
CompuGroup Medical SE	357	20,219
Continental AG	2,007	509,407
Covestro AG (d)	1,902	163,540
CTS Eventim AG & Co. KGaA	717	31,313
Daimler AG Registered	17,970	1,432,978
Deutsche Bank AG Registered	38,144	659,556
Deutsche Beteiligungs AG	164	8,821
Deutsche Boerse AG	3,730	404,306
Deutsche EuroShop AG	2,693	101,015
Deutsche Lufthansa AG Registered	4,765	132,403
Deutsche Pfandbriefbank AG (d)	1,605	24,015
Deutsche Post AG Registered	17,971	800,016
Deutsche Telekom AG Registered	60,684	1,132,139
Deutsche Wohnen SE	20,849	885,389
Deutz AG	1,698	13,734
DIC Asset AG	2,410	26,638
Diebold Nixdorf AG	111	9,329

	Number of Shares	Value
DMG Mori AG	319	$19,802
Draegerwerk AG & Co. KGaA	40	3,368
Drillisch AG	655	45,946
Duerr AG	395	52,824
E.ON SE	39,893	451,504
Elmos Semiconductor AG	151	3,912
ElringKlinger AG	386	7,194
Evonik Industries AG	3,342	119,424
Evotec AG (b)	1,786	42,418
Fraport AG Frankfurt Airport Services Worldwide	877	83,306
Freenet AG	1,893	63,294
Fresenius Medical Care AG & Co. KGaA	4,147	405,856
Fresenius SE & Co. KGaA	7,661	617,972
GEA Group AG	3,666	166,777
Gerresheimer AG	464	35,970
Gerry Weber International AG (a)	356	4,442
GFT Technologies SE (a)	233	4,370
Grammer AG	145	9,455
GRENKE AG	399	37,202
Hamborner REIT AG	4,145	44,836
Hamburger Hafen und Logistik AG	368	11,591
Hannover Rueck SE	1,116	134,503
Hapag-Lloyd AG (b) (d)	596	25,194
HeidelbergCement AG	2,803	288,120
Heidelberger Druckmaschinen AG (b)	3,378	13,774
Henkel AG & Co. KGaA	1,970	239,768
HOCHTIEF AG	384	64,787
Hornbach Baumarkt AG	128	4,872
HUGO BOSS AG	1,251	110,265
Hypoport AG (b)	42	7,392
Indus Holding AG	274	20,263
Infineon Technologies AG	20,594	517,713
Innogy SE (d)	2,231	99,291
Isra Vision AG	46	8,685
Jenoptik AG	821	27,222
K+S AG Registered (a)	3,790	103,272
KION Group AG	1,191	113,977
Kloeckner & Co. SE	1,261	16,180
Koenig & Bauer AG	181	14,923
Krones AG (a)	230	31,954
KWS Saat SE	27	11,818
LANXESS AG	1,516	119,681
LEG Immobilien AG	3,456	349,605
Leoni AG	439	29,108
Linde AG	3,432	715,731
MAN SE	604	68,176
Manz AG (a) (b)	75	3,403
Merck KGaA	2,430	270,425
METRO AG (b)	3,681	77,837
MLP SE	939	6,478

The accompanying notes are an integral part of the financial statements.

32

MM Select Equity Asset Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
MorphoSys AG (a) (b)	427	$36,054
MTU Aero Engines AG	778	124,089
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen Registered	2,941	628,803
Nemetschek SE	300	24,399
Nordex SE (a) (b)	1,024	11,689
Norma Group SE	483	31,775
OHB SE	53	2,562
OSRAM Licht AG	1,670	133,317
PATRIZIA Immobilien AG (b)	675	14,073
Pfeiffer Vacuum Technology AG	96	15,147
ProSiebenSat.1 Media SE	4,681	159,523
Rational AG	50	34,415
Rheinmetall AG	656	73,963
Rhoen-Klinikum AG	487	16,401
RIB Software AG (a)	488	10,353
Rocket Internet SE (a) (b) (d)	890	22,894
RWE AG (b)	9,072	206,081
Salzgitter AG	558	25,331
SAP SE	18,244	1,998,637
SGL Carbon SE (a) (b)	879	14,861
Siemens AG	14,201	2,000,705
Siltronic AG (b)	317	39,340
Sixt Leasing SE	193	4,919
Sixt SE	176	14,014
SLM Solutions Group AG (b)	167	7,027
SMA Solar Technology AG (a)	169	6,624
Software AG	762	37,203
STADA Arzneimittel AG	368	35,806
STRATEC Biomedical AG	75	4,485
Stroeer SE & Co KGaA	406	26,573
Suedzucker AG	1,126	24,199
Surteco SE	111	3,392
Symrise AG	2,473	187,926
TAG Immobilien AG (a)	7,926	133,150
Takkt AG	446	10,229
Telefonica Deutschland Holding AG	14,834	83,248
thyssenkrupp AG	8,492	251,670
TLG Immobilien AG	3,814	87,947
TUI AG	7,456	126,610
Uniper Se	2,928	80,286
United Internet AG	2,454	152,874
VERBIO Vereinigte BioEnergie AG	470	4,588
Volkswagen AG	685	115,975
Vonovia SE	28,451	1,210,703
Vossloh AG (b)	148	9,995
VTG AG	173	9,618
Wacker Chemie AG	216	30,980
Wacker Neuson SE	399	13,242
WCM Beteiligungs & Grundbesitz-AG	4,863	19,254
Wirecard AG	1,749	160,018

	Number of Shares	Value
Wuestenrot & Wuerttembergische AG	334	$9,079
XING SE	40	12,537
Zalando SE (b) (d)	2,218	111,150
zooplus AG (b)	93	15,663

		29,081,988

Greece — 0.0%
Alpha Bank AE (b)	19,508	38,649
Eurobank Ergasias SA (b)	26,850	23,739
FF Group (b)	546	11,883
Hellenic Telecommunications Organization SA	3,518	42,537
JUMBO SA	1,591	26,322
National Bank of Greece SA (b)	79,699	27,138
OPAP SA	3,321	35,131
Piraeus Bank SA (b)	4,220	14,467
Titan Cement Co. SA	674	17,075

		236,941

Hong Kong — 1.2%
AIA Group Ltd.	224,200	1,662,734
The Bank of East Asia Ltd.	24,826	107,324
Beijing Enterprises Holdings Ltd.	7,000	37,805
BOC Hong Kong Holdings Ltd.	71,000	345,441
Champion REIT	108,000	74,569
China Everbright International Ltd.	37,000	46,573
China Everbright Ltd.	14,000	32,218
China Jinmao Holdings Group Ltd	56,000	28,278
China Merchants Holdings International Co. Ltd.	20,545	63,580
China Minsheng Banking Corp. Ltd. Class H	78,000	71,715
China Mobile Ltd.	87,288	883,008
China Overseas Land & Investment Ltd.	56,000	182,604
China Power International Development Ltd.	55,000	18,087
China Resources Beer Holdings Company Ltd.	24,000	65,091
China Resources Power Holdings Co. Ltd.	28,000	50,556
China Strategic Holdings Ltd. (b)	230,000	3,264
China Taiping Insurance Holdings Co. Ltd.	23,400	62,878
China Unicom Ltd. (b)	84,000	117,503
Chong Hing Bank Ltd.	3,000	6,110
CITIC Ltd.	81,000	119,746
CITIC Telecom International Holdings Ltd.	22,000	6,343
CLP Holdings Ltd.	31,000	317,986
CNOOC Ltd.	251,345	325,198
CSPC Pharmaceutical Group Ltd.	62,000	104,144
Dah Sing Banking Group Ltd.	6,000	13,190

The accompanying notes are an integral part of the financial statements.

33

MM Select Equity Asset Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Dah Sing Financial Holdings Ltd.	2,400	$16,337
Far East Horizon Ltd.	31,000	29,160
Fosun International Ltd.	36,000	76,504
Galaxy Entertainment Group Ltd.	42,000	296,782
Guangdong Investment Ltd.	40,000	57,240
Guotai Junan International Holdings Ltd.	42,000	13,510
Hang Lung Group Ltd.	19,000	68,425
Hang Lung Properties Ltd.	125,000	297,066
Hang Seng Bank Ltd.	14,600	356,334
Henderson Land Development Co. Ltd.	64,400	427,880
HK Electric Investments & HK Electric Investments Ltd. Class SS (d)	51,000	46,563
HKT Trust & HKT Ltd.	79,000	96,195
Hong Kong & China Gas Co. Ltd.	158,400	297,744
Hong Kong Exchanges & Clearing Ltd.	21,453	581,711
Hopewell Holdings Ltd.	8,500	33,225
Hysan Development Co. Ltd.	39,000	183,727
I-CABLE Communications Ltd. (b)	43,202	1,439
Lai Sun Development Co. Ltd.	3,600	6,482
Langham Hospitality Investments and Langham Hospitality Investments Ltd.	13,500	5,748
Lenovo Group Ltd.	106,000	58,597
Link REIT	131,000	1,062,881
Liu Chong Hing Investment Ltd.	2,000	3,351
Mason Group Holdings Ltd. (b)	387,200	5,259
Melco International Development Ltd.	12,000	34,708
MTR Corp. Ltd.	29,500	172,658
New World Development Co. Ltd.	335,316	482,761
PCCW Ltd.	81,000	43,891
Power Assets Holdings Ltd.	26,000	225,781
Prosperity REIT	18,000	7,603
Regal REIT	18,000	5,329
Shanghai Industrial Holdings Ltd.	7,000	21,244
Shenwan Hongyuan HK Ltd.	5,000	1,808
Shun Tak Holdings Ltd.	22,000	9,830
Sino Land Co. Ltd.	174,194	305,936
Sino-Ocean Land Holdings Ltd.	47,000	31,597
SJM Holdings Ltd.	37,000	33,941
Sun Art Retail Group Ltd.	34,500	32,030
Sun Hung Kai & Co. Ltd.	10,000	6,454
Sun Hung Kai Properties Ltd.	83,000	1,354,657
Sunlight REIT	16,000	10,368
Swire Pacific Ltd. Class A	10,000	97,057
Swire Properties Ltd.	62,200	211,188
Techtronic Industries Co. Ltd.	27,500	147,064
Television Broadcasts Ltd.	4,900	16,286
The Wharf Holdings Ltd.	70,000	623,884
Wheelock & Co. Ltd.	16,000	112,533

		12,756,713

	Number of Shares	Value
Hungary — 0.0%
MOL Hungarian Oil & Gas PLC	5,464	$62,155
OTP Bank PLC	3,410	127,959
Richter Gedeon Nyrt	2,127	52,830

		242,944

Indonesia — 0.2%
Adaro Energy Tbk PT	218,200	29,661
AKR Corporindo Tbk PT	27,500	14,527
Astra International Tbk PT	293,900	172,365
Bank Central Asia Tbk PT	142,600	214,981
Bank Danamon Indonesia Tbk PT	50,400	19,463
Bank Mandiri Persero Tbk PT	268,800	134,482
Bank Negara Indonesia Persero Tbk PT	112,700	61,919
Bank Rakyat Indonesia Persero Tbk PT	159,200	180,902
Bumi Serpong Damai Tbk PT	121,200	15,944
Charoen Pokphand Indonesia Tbk PT	106,200	21,610
Gudang Garam Tbk PT	7,300	35,661
Hanjaya Mandala Sampoerna Tbk PT	138,600	39,713
Indocement Tunggal Prakarsa Tbk PT	26,600	37,495
Indofood CBP Sukses Makmur Tbk PT	37,600	24,382
Indofood Sukses Makmur Tbk PT	68,000	42,623
Jasa Marga Persero Tbk PT	38,174	15,883
Kalbe Farma Tbk PT	327,800	40,530
Lippo Karawaci Tbk PT	244,200	13,145
Matahari Department Store Tbk PT	34,900	24,091
Media Nusantara Citra Tbk PT	81,200	7,955
Pakuwon Jati Tbk PT	344,100	15,618
Perusahaan Gas Negara PT	153,500	17,952
Semen Indonesia Persero Tbk PT	46,200	34,828
Summarecon Agung Tbk PT	133,100	10,555
Surya Citra Media Tbk PT	75,000	12,204
Telekomunikasi Indonesia Persero Tbk PT	721,200	249,401
Tower Bersama Infrastructure Tbk PT	31,400	15,332
Unilever Indonesia Tbk PT	22,700	82,468
United Tractors Tbk PT	24,600	58,477
Waskita Karya Persero Tbk PT	79,000	10,422
XL Axiata Tbk PT (b)	51,000	14,171

		1,668,760

Ireland — 1.2%
Accenture PLC Class A	16,559	2,236,624
Adient PLC	2,225	186,878
Alkermes PLC (b)	3,606	183,329
Allegion PLC	2,257	195,163
Allergan PLC	8,967	1,837,787
Bank of Ireland Group PLC (b)	18,818	154,167
C&C Group PLC	5,145	18,547
Cairn Homes PLC (b)	8,577	17,412

The accompanying notes are an integral part of the financial statements.

34

MM Select Equity Asset Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
CRH PLC	15,381	$582,162
Dalata Hotel Group PLC (b)	2,637	17,234
DCC PLC	1,779	172,832
Eaton Corp. PLC	11,925	915,721
Endo International PLC (b)	5,275	45,180
Glanbia PLC	2,904	54,749
Grafton Group PLC	3,332	37,110
Green REIT PLC	37,075	66,039
Greencore Group PLC	10,300	27,105
Hibernia REIT PLC	37,585	67,785
Horizon Pharma PLC (b)	4,264	54,068
Ingersoll-Rand PLC	6,059	540,281
Irish Continental Group PLC	2,317	15,487
Irish Residential Properties REIT PLC	19,561	34,125
James Hardie Industries PLC	7,988	111,519
Johnson Controls International PLC	24,993	1,006,968
Kerry Group PLC Class A	3,044	292,684
Kingspan Group PLC	2,201	93,604
Mallinckrodt PLC (b)	2,344	87,595
Medtronic PLC	30,460	2,368,874
Origin Enterprises PLC	1,843	14,508
Paddy Power Betfair PLC	1,388	138,513
Pentair PLC	3,923	266,607
Permanent TSB Group Holdings PLC (b)	1,916	4,191
Perrigo Co. PLC	3,175	268,764
Prothena Corp. PLC (a) (b)	1,004	65,029
Smurfit Kappa Group PLC	3,475	108,912
Strongbridge Biopharma PLC (b)	581	4,009
UDG Healthcare PLC	3,651	41,646
Weatherford International PLC (a) (b)	20,875	95,607
Willis Towers Watson PLC	2,998	462,382

		12,891,197

Israel — 0.2%
Africa Israel Properties Ltd. (b)	133	2,913
Airport City Ltd. (b)	1,120	14,497
Alony Hetz Properties & Investments Ltd.	1,458	15,473
Amot Investments Ltd.	1,687	9,391
Azrieli Group Ltd.	2,205	122,428
B Communications Ltd. (b)	174	2,499
Bank Hapoalim B.M.	19,624	137,337
Bank Leumi Le-Israel BM	28,900	153,355
Bayside Land Corp.	11	5,035
Bezeq The Israeli Telecommunication Corp. Ltd.	45,586	65,132
Big Shopping Centers Ltd.	58	4,126
Blue Square Real Estate Ltd.	91	3,778
Caesarstone Ltd. (b)	992	29,562
Cellcom Israel Ltd. (b)	774	7,230
Check Point Software Technologies Ltd. (b)	2,467	281,287

	Number of Shares	Value
Clal Insurance Enterprises Holdings Ltd. (b)	236	$3,979
CyberArk Software Ltd. (b)	500	20,500
Delek Automotive Systems Ltd.	588	4,392
Delek Group Ltd.	59	11,161
Delta-Galil Industries Ltd.	131	4,136
El Al Israel Airlines	3,895	2,633
Elbit Systems Ltd.	516	75,898
Electra Ltd.	33	7,385
First International Bank Of Israel Ltd.	890	16,603
Formula Systems 1985 Ltd.	126	5,063
Frutarom Industries Ltd.	848	65,246
Gazit-Globe Ltd.	1,365	13,161
Harel Insurance Investments & Financial Services Ltd.	1,667	10,428
IDI Insurance Co. Ltd.	93	5,921
Israel Chemicals Ltd.	9,339	41,577
The Israel Corp. Ltd. (b)	49	9,784
Israel Discount Bank Ltd. (b)	15,828	39,911
Ituran Location and Control Ltd.	300	10,815
Jerusalem Economy Ltd. (b)	2,836	6,996
Jerusalem Oil Exploration (b)	134	7,173
Kornit Digital Ltd. (b)	367	5,615
Matrix IT Ltd.	603	6,360
Mazor Robotics Ltd. (b)	635	15,163
Melisron Ltd.	246	11,920
Menora Mivtachim Holdings Ltd.	344	4,082
Migdal Insurance & Financial Holding Ltd.	6,026	6,280
Mizrahi Tefahot Bank Ltd.	2,133	38,226
Naphtha Israel Petroleum Corp. Ltd.	679	4,008
Neuroderm Ltd. (b)	200	7,780
Nice Ltd.	1,052	84,768
Oil Refineries Ltd.	24,162	12,097
Orbotech Ltd. (b)	700	29,547
Partner Communications Co. Ltd. (b)	1,478	7,942
Paz Oil Co. Ltd.	100	16,473
The Phoenix Holdings Ltd. (b)	635	2,916
Plus500 Ltd.	1,128	13,561
RADWARE Ltd. (b)	600	10,116
Rami Levy Chain Stores Hashikma Marketing 2006 Ltd.	94	4,801
REIT 1 Ltd.	2,402	9,356
Shapir Engineering and Industry Ltd.	985	3,393
Shikun & Binui Ltd.	2,990	7,327
Shufersal Ltd.	1,112	6,539
SodaStream International Ltd. (b)	300	19,935
Stratasys Ltd. (b)	1,305	30,172
Strauss Group Ltd.	610	11,470
Taro Pharmaceutical Industries Ltd. (a) (b)	300	33,807
Teva Pharmaceutical Industries Ltd. Sponsored ADR	17,618	310,077

The accompanying notes are an integral part of the financial statements.

35

MM Select Equity Asset Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Tower Semiconductor Ltd. (b)	1,297	$40,245
Wix.com Ltd. (b)	502	36,069

		2,006,850

Italy — 0.6%
A2A SpA	23,137	39,788
ACEA SpA	728	11,293
Amplifon SpA	1,348	20,489
Anima Holding SpA (d)	3,204	25,908
Ascopiave SpA	1,047	4,338
Assicurazioni Generali SpA	22,630	422,126
Astaldi SpA	621	4,253
ASTM SpA	600	15,576
Atlantia SpA	8,200	258,882
Autogrill SpA	1,912	24,858
Azimut Holding SpA	1,716	37,175
Banca Carige SpA (a) (b)	9,662	2,631
Banca Generali SpA	848	29,451
Banca IFIS SpA	293	16,035
Banca Mediolanum SpA	3,856	33,760
Banca Monte Dei Paschi Di Sien (b) (e) (c)	361	-
Banca Popolare di Sondrio SCARL	6,864	29,530
Banco BPM SpA (b)	21,972	91,301
Beni Stabili SpA SIIQ	54,642	47,403
Biesse SpA	205	9,079
BPER Banca	7,222	43,191
Brembo SpA	2,084	35,325
Brunello Cucinelli SpA	505	15,676
Buzzi Unicem SpA	1,175	31,759
Cairo Communication SpA	1,051	5,324
Cementir Holding SpA	698	5,894
Cerved Information Solutions SpA	2,877	34,011
CIR-Compagnie Industriali Riunite SpA	5,158	7,974
Credito Emiliano SpA	1,187	10,669
Credito Valtellinese SpA (a) (b)	1,591	7,649
Danieli & C Officine Meccaniche SpA	182	4,757
Datalogic SpA	284	9,993
Davide Campari-Milano SpA	8,756	63,593
De’ Longhi SpA	876	28,220
DeA Capital SpA	2,292	3,711
DiaSorin SpA	321	28,635
Ei Towers SpA	237	14,020
El.En. SpA	140	3,930
Enav SpA (d)	3,989	18,274
Enel SpA	152,105	915,943
Eni SpA	47,455	786,167
ERG SpA	1,002	16,010
Esprinet SpA	409	2,410
Falck Renewables SpA	648	1,228
Fila SpA	268	5,974
Fincantieri SpA (b)	7,421	8,935

	Number of Shares	Value
FinecoBank Banca Fineco SpA	6,015	$53,318
GEDI Gruppo Editoriale SpA (b)	348	308
Geox SpA (a)	1,149	4,906
Hera SpA	10,482	32,977
Immobiliare Grande Distribuzione SIIQ SpA	21,063	21,976
Industria Macchine Automatiche SpA	256	24,329
Infrastrutture Wireless Italiane SpA (d)	3,366	22,271
Interpump Group SpA	1,047	32,612
Intesa Sanpaolo SpA	237,407	839,530
Iren SpA	8,012	21,506
Italgas SpA	7,362	41,365
Italmobiliare SpA	232	6,261
Juventus Football Club SpA (a) (b)	6,333	5,920
La Doria SpA	68	1,120
Leonardo SpA	7,469	139,927
Luxottica Group SpA	2,893	161,909
Maire Tecnimont SpA (a)	1,690	9,357
MARR SpA	462	12,173
Mediaset SpA (a) (b)	7,082	24,508
Mediobanca SpA	10,482	112,489
Moncler SpA	2,438	70,353
Newron Pharmaceuticals SpA (a) (b)	165	2,530
OVS SpA (d)	1,875	14,327
Piaggio & C SpA	2,491	7,810
Poste Italiane SpA (d)	11,652	85,832
Prysmian SpA	4,100	138,685
RAI Way SpA (d)	1,408	7,605
Recordati SpA	1,618	74,623
Reply SpA	77	18,527
Safilo Group SpA (b)	451	3,016
Saipem SpA (b)	11,579	50,001
Salini Impregilo SpA	2,757	10,883
Salvatore Ferragamo SpA	795	22,331
Saras SpA	7,072	18,981
Snam SpA	39,492	190,327
Societa Cattolica di Assicurazioni SCRL	2,316	20,119
Societa Iniziative Autostradali e Servizi SpA	1,244	19,874
Sogefi SpA (b)	753	4,591
Tamburi Investment Partners SpA	1,163	8,142
Technogym SpA (d)	1,442	12,783
Telecom Italia SpA (b)	197,591	185,310
Terna Rete Elettrica Nazionale SpA	28,148	164,411
Tod’s SpA (a)	145	10,287
UniCredit SpA (b)	37,333	795,112
Unione di Banche Italiane SpA	15,469	80,368
Unipol Gruppo Finanziario SpA	5,730	26,315
UnipolSai Assicurazioni SpA	22,457	52,447
Yoox Net-A-Porter Group SpA (a) (b)	821	32,222

The accompanying notes are an integral part of the financial statements.

36

MM Select Equity Asset Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Zignago Vetro SpA	390	$3,743

		6,933,465

Japan — 7.2%
The 77 Bank Ltd.	1,000	24,749
ABC-Mart, Inc.	600	31,682
Achilles Corp.	300	6,038
Acom Co. Ltd. (b)	7,500	29,070
Activia Properties, Inc.	33	137,089
Adastria Co. Ltd.	400	9,046
ADEKA Corp.	1,300	23,726
Advan Co. Ltd.	200	1,744
Advance Residence Investment Corp.	70	172,127
Advantest Corp. (a)	2,400	45,007
Aeon Co. Ltd. (a)	10,200	150,779
Aeon Delight Co. Ltd.	300	11,299
Aeon Fantasy Co. Ltd.	100	3,396
AEON Financial Service Co, Ltd.	2,600	54,534
Aeon Mall Co. Ltd.	7,500	133,550
AEON REIT Investment Corp.	74	74,909
Ai Holdings Corp.	600	15,035
Aica Kogyo Co. Ltd.	800	26,925
The Aichi Bank Ltd.	100	6,101
Aichi Corp.	500	3,727
Aichi Steel Corp.	200	7,864
Aida Engineering Ltd.	700	8,266
Aiful Corp. (a) (b)	4,500	15,004
Ain Holdings, Inc.	300	20,680
Air Water, Inc.	3,000	55,375
Aisan Industry Co. Ltd.	500	4,813
Aisin Seiki Co. Ltd.	3,500	184,502
Ajinomoto Co., Inc.	9,300	181,534
Akatsuki, Inc. (b)	100	7,861
Akebono Brake Industry Co. Ltd. (b)	1,400	4,793
The Akita Bank Ltd.	200	6,290
Alfresa Holdings Corp.	4,000	73,345
Alpen Co. Ltd.	200	3,904
Alpine Electronics, Inc.	600	10,929
Alps Electric Co. Ltd.	4,100	108,350
Amada Holdings Co. Ltd.	7,300	80,157
Amano Corp.	1,000	23,671
Amuse, Inc.	200	4,980
ANA Holdings, Inc.	2,300	87,216
Anest Iwata Corp.	400	3,763
Anicom Holdings, Inc.	200	5,164
Anritsu Corp.	2,000	16,638
AOKI Holdings, Inc.	600	7,875
The Aomori Bank Ltd.	300	10,481
Aoyama Trading Co. Ltd.	700	25,048
Aozora Bank Ltd.	2,500	95,171
Arcland Sakamoto Co. Ltd.	400	6,027
Arcland Service Holdings Co. Ltd.	200	4,205
Arcs Co. Ltd.	600	13,558
Ardepro Co. Ltd. (a)	2,000	1,991

	Number of Shares	Value
Ariake Japan Co. Ltd.	300	$21,588
As One Corp.	200	10,675
Asahi Co. Ltd.	200	2,371
Asahi Diamond Industrial Co. Ltd.	700	6,737
Asahi Glass Co. Ltd.	3,700	137,411
Asahi Group Holdings Ltd.	7,300	295,552
Asahi Holdings, Inc.	400	8,254
Asahi Intecc Co. Ltd.	700	36,591
Asahi Kasei Corp.	22,000	271,066
Asatsu-DK, Inc.	500	14,136
Asics Corp.	3,600	53,700
ASKA Pharmaceutical Co. Ltd.	300	4,957
ASKUL Corp. (a)	300	8,452
Astellas Pharma, Inc.	38,100	485,422
Ateam, Inc.	200	5,256
Atom Corp. (a)	1,400	10,440
Autobacs Seven Co. Ltd.	1,000	16,218
Avex Group Holdings, Inc.	500	6,790
The Awa Bank Ltd.	3,000	19,804
Axial Retailing, Inc.	200	7,707
Azbil Corp.	1,000	43,004
Bandai Namco Holdings, Inc.	3,600	123,532
Bando Chemical Industries Ltd.	500	5,314
The Bank of Iwate Ltd.	200	8,085
The Bank of Kyoto Ltd. (a)	1,200	61,042
The Bank of Nagoya Ltd.	200	7,863
The Bank of Okinawa Ltd.	300	12,076
The Bank of Saga Ltd.	200	4,840
Bank of the Ryukyus Ltd.	500	7,740
Belc Co. Ltd.	100	5,026
Bell System24 Holdings, Inc.	500	5,469
Belluna Co. Ltd.	700	7,388
Benefit One, Inc. (a)	400	7,884
Benesse Holdings, Inc.	1,600	57,776
Bic Camera, Inc.	1,300	14,465
BML, Inc.	300	6,421
Bridgestone Corp.	11,900	540,401
Broadleaf Co. Ltd.	600	5,160
BRONCO BILLY Co. Ltd.	100	2,395
Brother Industries Ltd.	4,900	114,620
Bunka Shutter Co. Ltd.	800	5,992
Calbee, Inc.	1,600	56,403
Canon Electronics, Inc.	300	6,073
Canon Marketing Japan, Inc.	800	19,134
Canon, Inc.	19,700	673,352
Capcom Co. Ltd.	600	14,823
Casio Computer Co. Ltd.	3,100	43,695
Cawachi Ltd.	200	4,786
Central Glass Co. Ltd.	600	13,089
Central Japan Railway Co.	2,600	456,116
Century Tokyo Leasing Corp.	600	27,009
The Chiba Bank Ltd.	12,000	85,902
The Chiba Kogyo Bank Ltd.	600	3,171

The accompanying notes are an integral part of the financial statements.

37

MM Select Equity Asset Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Chiyoda Co. Ltd.	200	$5,009
Chiyoda Corp. (a)	2,000	11,701
Chiyoda Integre Co. Ltd.	200	4,692
Chofu Seisakusho Co. Ltd.	300	7,055
Chori Co. Ltd.	100	1,862
Chubu Electric Power Co., Inc.	12,000	149,085
Chudenko Corp.	400	11,627
Chugai Pharmaceutical Co. Ltd.	4,500	186,893
The Chugoku Bank Ltd.	3,200	43,878
The Chugoku Electric Power Co., Inc. (a)	5,900	62,688
Chugoku Marine Paints Ltd.	700	5,872
The Chukyo Bank Ltd.	100	2,079
Ci:z Holdings Co. Ltd.	400	14,094
Citizen Holdings Co. Ltd.	4,200	28,947
CKD Corp.	700	13,769
Clarion Co. Ltd.	2,000	7,897
Cleanup Corp.	300	2,414
CMIC Holdings Co. Ltd.	200	2,798
Coca-Cola Bottlers Japan Ltd.	2,100	68,168
cocokara fine, Inc.	200	11,406
COLOPL, Inc. (a)	700	8,078
Colowide Co. Ltd.	800	14,738
Comforia Residential REIT, Inc. (a)	8	16,914
COMSYS Holdings Corp.	1,600	38,266
Concordia Financial Group Ltd.	24,600	121,822
CONEXIO Corp.	200	3,470
COOKPAD, Inc. (a)	1,100	7,620
Corona Corp.	100	1,050
Cosel Co. Ltd.	400	5,200
Cosmo Energy Holdings Co. Ltd.	800	18,327
Cosmos Pharmaceutical Corp.	100	22,308
Create Restaurants Holdings, Inc.	600	6,234
Create SD Holdings Co. Ltd.	400	10,590
Credit Saison Co. Ltd.	3,100	64,404
CROOZ, Inc. (a)	100	2,103
CyberAgent, Inc.	1,500	43,972
CYBERDYNE, Inc. (a) (b)	1,700	22,651
D.A. Consortium Holdings, Inc.	400	6,782
Dai Nippon Printing Co. Ltd.	4,200	100,638
Dai-ichi Life Holdings, Inc.	20,600	370,350
Daibiru Corp.	700	7,739
Daicel Corp.	6,000	72,333
Daido Metal Co. Ltd.	400	3,571
Daido Steel Co. Ltd.	400	23,740
Daifuku Co. Ltd.	1,400	69,095
Daihen Corp.	1,000	8,874
Daiho Corp.	1,000	4,735
Daiichi Sankyo Co. Ltd.	10,000	225,704
Daiichikosho Co. Ltd.	500	23,911
Daiken Corp.	200	5,047
Daikin Industries Ltd.	4,500	456,168
Daikokutenbussan Co. Ltd.	100	4,721
Daikyo, Inc.	400	7,857

	Number of Shares	Value
Daikyonishikawa Corp.	500	$8,059
Dainichiseika Color & Chemicals Manufacturing Co. Ltd.	200	9,128
Daio Paper Corp.	1,000	11,797
Daiseki Co. Ltd.	600	15,120
The Daishi Bank Ltd.	400	18,861
Daisyo Corp. (a)	200	3,023
Daito Trust Construction Co. Ltd.	1,200	218,670
Daiwa House Industry Co. Ltd.	10,900	376,598
Daiwa House REIT Investment Corp.	90	215,484
Daiwa Industries Ltd.	500	5,347
Daiwa Office Investment Corp.	16	80,100
Daiwa Securities Group, Inc.	28,000	158,762
Daiwabo Holdings Co. Ltd.	200	8,441
DCM Holdings Co. Ltd.	1,400	12,642
DeNA Co. Ltd.	2,300	51,591
Denka Co. Ltd.	1,200	39,555
Denki Kogyo Co. Ltd.	200	5,082
Denso Corp.	8,600	435,541
Dentsu, Inc.	4,000	175,684
Denyo Co. Ltd.	200	3,550
Descente Ltd.	600	8,213
Dexerials Corp.	600	7,339
DIC Corp.	1,200	43,503
Digital Garage, Inc.	500	10,630
Dip Corp.	500	11,428
Disco Corp.	600	122,431
DMG Mori Co. Ltd.	1,500	26,946
Don Quijote Holdings Co. Ltd.	2,500	93,755
Doshisha Co. Ltd.	300	6,746
Doutor Nichires Holdings Co. Ltd.	400	8,604
Dowa Holdings Co. Ltd.	800	29,343
DTS Corp.	300	8,241
Dunlop Sports Co. Ltd. (a)	300	4,280
Duskin Co. Ltd.	600	16,943
DyDo Group Holdings, Inc.	100	4,765
Eagle Industry Co. Ltd.	300	5,513
Earth Chemical Co. Ltd.	200	9,023
East Japan Railway Co.	6,100	563,514
Ebara Corp.	1,400	46,492
EDION Corp. (a)	1,000	9,376
The Ehime Bank Ltd.	300	3,856
The Eighteenth Bank Ltd.	2,000	4,892
Eiken Chemical Co. Ltd.	200	7,813
Eisai Co. Ltd.	5,000	256,859
Eizo Corp.	200	7,934
Elecom Co. Ltd.	200	4,039
Electric Power Development Co. Ltd.	3,200	80,392
Elematec Corp.	100	1,906
en-japan, Inc.	400	14,673
Enplas Corp.	100	4,632
EPS Holdings, Inc.	400	7,665
eRex Co. Ltd.	600	5,590

The accompanying notes are an integral part of the financial statements.

38

MM Select Equity Asset Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
euglena Co. Ltd. (a) (b)	800	$8,434
EXEDY Corp.	400	12,176
Ezaki Glico Co. Ltd.	700	36,921
F@N Communications, Inc.	700	7,849
FamilyMart UNY Holdings Co. Ltd.	1,700	89,663
Fancl Corp.	500	10,806
FANUC Corp.	3,600	729,932
Fast Retailing Co., Ltd.	1,000	295,303
FCC Co. Ltd.	500	11,147
FFRI, Inc. (b)	100	3,864
Fields Corp. (a)	200	1,991
Financial Products Group Co. Ltd. (a)	900	9,996
Foster Electric Co. Ltd.	300	6,060
FP Corp. (a)	300	15,343
France Bed Holdings Co. Ltd.	200	1,844
Frontier Real Estate Investment Corp.	25	101,422
Fudo Tetra Corp.	2,400	3,990
Fuji Co. Ltd.	300	7,737
Fuji Electric Co. Ltd.	10,000	55,523
Fuji Kyuko Co. Ltd.	500	11,145
Fuji Machine Manufacturing Co. Ltd.	1,000	18,634
Fuji Oil Holdings, Inc.	900	23,512
Fuji Pharma Co. Ltd.	100	3,416
Fuji Seal International, Inc.	600	18,191
Fuji Soft, Inc.	300	8,765
Fujibo Holdings, Inc.	200	6,912
Fujicco Co. Ltd.	300	7,109
FUJIFILM Holdings Corp.	7,700	300,205
Fujikura Ltd.	3,800	30,544
Fujimi, Inc.	300	6,996
Fujimori Kogyo Co. Ltd.	200	6,762
Fujita Kanko, Inc.	100	3,186
Fujitec Co. Ltd.	1,000	14,009
Fujitsu General Ltd.	900	18,206
Fujitsu Ltd.	37,000	275,680
Fujiya Co. Ltd.	100	2,236
Fukuda Corp.	100	5,672
Fukuda Denshi Co. Ltd.	100	7,414
Fukui Computer Holdings, Inc.	100	2,579
Fukuoka Financial Group, Inc.	13,000	60,153
Fukuoka REIT Corp.	35	49,836
Fukushima Industries Corp.	200	7,385
Fukuyama Transporting Co. Ltd.	400	12,683
Funai Electric Co. Ltd. (a)	200	1,564
Funai Soken Holdings, Inc.	300	9,248
Furukawa Co. Ltd.	400	6,819
Furukawa Electric Co. Ltd.	1,000	55,061
Fuso Chemical Co. Ltd.	300	9,617
Futaba Corp. (a)	400	7,564
Futaba Industrial Co. Ltd.	800	9,009
Future Corp.	300	2,715
Fuyo General Lease Co. Ltd.	300	19,592
G-Tekt Corp.	200	4,135

	Number of Shares	Value
Gecoss Corp.	100	$1,082
Geo Holdings Corp.	400	5,783
Giken Ltd.	200	5,484
Global One Real Estate Investment Corp.	3	9,772
Glory Ltd.	900	31,907
GLP J-Reit	135	140,731
GMO internet, Inc.	1,000	12,188
GMO Payment Gateway, Inc. (a)	200	12,525
GNI Group Ltd. (b)	2,000	8,270
Godo Steel Ltd.	100	1,874
Goldcrest Co. Ltd.	200	4,746
Goldwin, Inc.	100	7,155
Gree, Inc.	1,500	10,262
GS Yuasa Corp.	5,000	26,277
GungHo Online Entertainment, Inc. (a)	5,300	14,330
The Gunma Bank Ltd.	5,300	32,834
Gunze Ltd.	200	9,139
Gurunavi, Inc.	400	5,804
H2O Retailing Corp.	1,400	24,981
The Hachijuni Bank Ltd.	7,700	48,181
Hakuhodo DY Holdings, Inc.	5,200	68,365
Halows Co. Ltd.	100	2,135
Hamamatsu Photonics KK	2,900	87,662
Hankyu Hanshin Holdings, Inc.	4,800	182,203
Hankyu Reit, Inc.	8	9,522
Hanwa Co. Ltd.	400	14,360
Harmonic Drive Systems, Inc. (a)	400	20,677
Haseko Corp.	4,100	54,681
Hazama Ando Corp.	2,700	18,909
HEALIOS KK (b)	100	1,259
Hearts United Group Co. Ltd.	200	2,741
Heiwa Corp. (a)	800	15,866
Heiwa Real Estate Co. Ltd.	500	8,524
Heiwa Real Estate REIT, Inc.	16	12,940
Heiwado Co. Ltd.	400	8,777
Hibiya Engineering Ltd.	300	6,228
Hiday Hidaka Corp.	240	6,677
Hikari Tsushin, Inc.	400	50,253
Hino Motors Ltd.	5,000	61,217
Hiramatsu, Inc.	200	1,084
Hirata Corp.	100	10,187
Hirose Electric Co. Ltd.	600	84,499
The Hiroshima Bank Ltd.	5,000	40,540
HIS Co. Ltd.	600	18,990
Hisaka Works Ltd.	300	2,551
Hisamitsu Pharmaceutical Co., Inc.	1,000	48,011
Hitachi Capital Corp.	800	19,057
Hitachi Chemical Co. Ltd.	2,100	57,606
Hitachi Construction Machinery Co. Ltd.	2,100	62,335
Hitachi High-Technologies Corp.	1,400	50,792

The accompanying notes are an integral part of the financial statements.

39

MM Select Equity Asset Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Hitachi Kokusai Electric, Inc.	800	$21,909
Hitachi Ltd.	89,000	627,800
Hitachi Maxell Ltd.	500	11,228
Hitachi Metals Ltd.	4,200	58,480
Hitachi Transport System Ltd.	700	16,230
Hitachi Zosen Corp.	2,300	12,211
Hogy Medical Co.	200	14,221
Hokkaido Electric Power Co., Inc. (b)	3,000	21,422
The Hokkoku Bank Ltd.	300	13,154
The Hokuetsu Bank Ltd.	300	6,825
Hokuetsu Kishu Paper Co. Ltd. (a)	2,100	13,131
Hokuhoku Financial Group, Inc.	1,800	29,007
Hokuriku Electric Power Co. (a)	2,500	20,984
Hokuto Corp.	400	6,966
Honda Motor Co. Ltd.	31,900	945,679
Horiba Ltd.	500	28,359
Hoshino Resorts REIT, Inc.	3	14,943
Hoshizaki Corp.	1,100	96,741
Hosiden Corp.	800	13,049
House Foods Group, Inc.	900	26,814
Hoya Corp.	6,900	374,246
Hulic Co. Ltd.	20,000	196,108
Hulic Reit, Inc.	51	75,257
The Hyakugo Bank Ltd.	4,000	17,897
The Hyakujushi Bank Ltd.	4,000	13,877
Ibiden Co. Ltd. (a)	1,700	27,105
IBJ Leasing Co. Ltd.	400	10,830
Ichibanya Co. Ltd.	200	8,329
Ichigo Office REIT Investment	17	11,492
Ichigo, Inc. (a)	3,800	13,012
Ichiyoshi Securities Co. Ltd. (a)	600	5,887
Icom, Inc.	200	4,843
Idec Corp. (a)	300	6,177
Idemitsu Kosan Co. Ltd.	2,700	76,326
IDOM, Inc.	900	5,560
IHI Corp.	3,100	107,945
Iida Group Holdings Co. Ltd.	2,300	41,020
Iino Kaiun Kaisha Ltd.	1,400	6,527
Inaba Denki Sangyo Co. Ltd.	400	16,612
Inabata & Co. Ltd.	700	9,342
Industrial & Infrastructure Fund Investment Corp.	19	80,548
Ines Corp.	400	3,713
Infocom Corp.	200	4,938
Infomart Corp.	1,200	8,666
Information Services International-Dentsu Ltd.	200	4,540
Inpex Corp.	17,800	189,708
Internet Initiative Japan, Inc.	400	7,474
Invesco Office J-Reit, Inc. (a)	11	10,494
Investors Cloud Co. Ltd.	100	5,950
Invincible Investment Corp. (a)	174	71,955
Iriso Electronics Co. Ltd.	200	10,475

	Number of Shares	Value
Iseki & Co. Ltd.	200	$4,471
Isetan Mitsukoshi Holdings Ltd.	7,300	76,516
Ishihara Sangyo Kaisha Ltd. (b)	500	7,092
Istyle, Inc.	400	2,479
Isuzu Motors Ltd.	10,300	136,631
Ito En Ltd.	800	26,995
ITOCHU Corp.	27,100	444,042
Itochu Enex Co. Ltd.	700	7,517
Itochu Techno-Solutions Corp.	700	26,152
Itochu-Shokuhin Co. Ltd.	100	4,507
Itoham Yonekyu Holdings, Inc.	2,100	18,929
Itoki Corp.	600	5,046
Iwatani Corp.	600	18,270
The Iyo Bank Ltd.	3,600	29,162
Izumi Co. Ltd.	500	25,735
J Front Retailing Co. Ltd.	5,300	73,354
J Trust Co. Ltd. (a)	1,000	8,584
J-Oil Mills, Inc.	100	3,519
JAC Recruitment Co. Ltd.	300	4,678
Jaccs Co. Ltd.	400	9,883
Jafco Co. Ltd.	500	25,578
Jamco Corp.	100	2,208
Japan Airlines Co. Ltd.	2,500	84,624
Japan Airport Terminal Co. Ltd. (a)	900	32,089
Japan Asset Marketing Co. Ltd. (a) (b)	2,700	2,976
Japan Aviation Electronics Industry Ltd.	1,000	15,641
Japan Cash Machine Co. Ltd. (a)	200	2,011
Japan Communications, Inc. (a) (b)	2,100	2,614
Japan Display, Inc. (a) (b)	6,000	11,631
Japan Drilling Co. Ltd. (b)	100	1,870
Japan Excellent, Inc.	66	78,422
Japan Exchange Group, Inc.	10,500	186,018
Japan Hotel REIT Investment Corp.	217	137,252
Japan Lifeline Co. Ltd.	300	14,896
Japan Logistics Fund, Inc.	46	85,654
Japan Material Co. Ltd.	200	5,274
Japan Petroleum Exploration Co.	500	10,839
Japan Post Bank Co. Ltd.	8,400	103,851
Japan Post Holdings Co. Ltd. (a)	30,600	361,571
Japan Prime Realty Investment Corp.	52	173,749
Japan Pulp & Paper Co. Ltd.	100	4,072
Japan Radio Co. Ltd. (c)	200	2,984
Japan Real Estate Investment Corp.	69	331,736
Japan Rental Housing Investments, Inc. (a)	88	62,105
Japan Retail Fund Investment Corp.	159	285,289
Japan Securities Finance Co. Ltd.	1,400	7,547
The Japan Steel Works Ltd.	1,000	23,053
Japan Tissue Engineering Co. Ltd. (a) (b)	300	3,204
Japan Tobacco, Inc.	20,300	665,471

The accompanying notes are an integral part of the financial statements.

40

MM Select Equity Asset Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
The Japan Wool Textile Co. Ltd.	800	$7,226
JCR Pharmaceuticals Co. Ltd.	200	6,156
Jeol Ltd.	1,000	5,087
JFE Holdings, Inc.	8,900	174,006
JGC Corp.	4,500	72,886
Jimoto Holdings, Inc.	2,600	4,810
JINS, Inc. (a)	200	12,528
Joshin Denki Co. Ltd.	500	16,984
Joyful Honda Co. Ltd.	400	10,614
JSP Corp.	200	6,136
JSR Corp.	3,700	70,331
JTEKT Corp.	4,400	61,012
The Juroku Bank Ltd.	400	13,170
Justsystems Corp.	500	10,605
JVC Kenwood Corp.	2,100	6,068
JXTG Holdings, Inc.	57,750	297,817
K&O Energy Group, Inc.	200	3,259
K’s Holdings Corp. (a)	1,100	24,402
kabu.com Securities Co. Ltd.	2,000	6,082
Kadokawa Dwango (b)	900	10,931
Kaga Electronics Co. Ltd.	200	5,924
Kagome Co. Ltd.	1,100	34,565
Kajima Corp.	17,000	169,014
Kakaku.com, Inc. (a)	2,700	34,421
Kaken Pharmaceutical Co., Ltd.	500	25,437
Kameda Seika Co. Ltd.	200	8,830
Kamei Corp.	200	3,278
Kamigumi Co. Ltd.	2,500	58,033
Kanamoto Co. Ltd.	400	12,623
Kandenko Co. Ltd.	1,000	10,499
Kaneka Corp.	5,000	38,883
Kanematsu Corp.	1,200	15,323
Kanematsu Electronics Ltd.	200	5,915
The Kansai Electric Power Co., Inc.	13,300	170,239
Kansai Paint Co. Ltd.	3,600	90,682
Kansai Super Market Ltd.	200	2,512
Kansai Urban Banking Corp.	400	4,978
Kanto Denka Kogyo Co. Ltd.	500	5,354
Kao Corp.	9,100	536,563
Kappa Create Co. Ltd. (b)	400	4,481
Kasai Kogyo Co. Ltd.	300	4,553
Katakura Industries Co. Ltd.	400	4,824
Kato Sangyo Co. Ltd.	300	9,030
Kato Works Co. Ltd.	100	2,988
Kawasaki Heavy Industries Ltd.	3,000	99,548
Kawasaki Kisen Kaisha Ltd. (a) (b)	1,400	36,891
KDDI Corp.	33,500	883,801
Keihan Holdings Co., Ltd.	2,000	58,599
Keihin Corp.	600	10,282
Keikyu Corp.	4,000	81,152
Keio Corp.	2,400	99,029
Keisei Electric Railway Co. Ltd.	2,900	80,336
The Keiyo Bank Ltd.	3,000	13,931

	Number of Shares	Value
Keiyo Co. Ltd. (a)	400	$2,731
Kenedix Office Investment Corp.	20	109,960
Kenedix Residential Investment Corp.	5	12,859
Kenedix Retail REIT Corp. (a)	27	56,154
Kenedix, Inc. (a)	3,500	19,513
Kenko Mayonnaise Co. Ltd. (a)	200	4,904
Kewpie Corp.	1,600	38,560
Key Coffee, Inc.	300	5,776
Keyence Corp.	1,800	959,636
KH Neochem Co. Ltd.	400	9,797
Kikkoman Corp. (a)	3,000	92,291
Kinden Corp.	1,900	30,621
Kintetsu Department Store Co. Ltd. (b)	100	3,102
Kintetsu Group Holdings Co. Ltd.	3,600	133,975
Kintetsu World Express, Inc.	500	8,302
Kirin Holdings Co. Ltd.	16,700	393,197
Kisoji Co. Ltd. (a)	300	7,316
Kissei Pharmaceutical Co. Ltd.	400	10,820
Kitz Corp.	1,200	9,807
The Kiyo Bank Ltd.	900	15,115
KNT-CT Holdings Co. Ltd. (b)	200	3,739
Koa Corp.	500	9,306
Koatsu Gas Kogyo Co. Ltd.	300	2,225
Kobayashi Pharmaceutical Co. Ltd.	700	39,639
Kobe Bussan Co. Ltd.	200	8,984
Kobe Steel Ltd. (a)	6,700	76,682
Koei Tecmo Holdings Co. Ltd.	500	10,539
Kohnan Shoji Co. Ltd.	400	7,515
Koito Manufacturing Co. Ltd.	2,000	125,503
Kokuyo Co. Ltd.	1,200	20,330
Komatsu Ltd.	16,800	478,512
KOMEDA Holdings Co. Ltd.	700	11,677
Komeri Co. Ltd.	500	14,401
Komori Corp.	700	8,810
Konami Holdings Corp. (a)	1,800	86,610
Konica Minolta, Inc. (a)	9,700	79,695
Konishi Co. Ltd.	400	7,084
Konoike Transport Co. Ltd.	400	6,096
Kose Corp.	600	68,991
Koshidaka Holdings Co. Ltd.	200	5,975
Kotobuki Spirits Co. Ltd.	300	10,736
Kubota Corp.	20,200	367,914
Kumagai Gumi Co. Ltd.	500	15,105
Kumiai Chemical Industry Co. Ltd.	1,571	11,336
Kura Corp.	100	4,476
Kurabo Industries Ltd.	3,000	8,253
Kuraray Co. Ltd.	6,400	119,779
Kureha Corp.	200	10,908
Kurita Water Industries Ltd.	2,000	57,787
Kuroda Electric Co. Ltd.	400	6,982
Kusuri no Aoki Holdings Co. Ltd.	200	11,851

The accompanying notes are an integral part of the financial statements.

41

MM Select Equity Asset Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
KYB Corp.	300	$18,151
Kyocera Corp.	6,200	383,761
Kyodo Printing Co. Ltd.	100	3,396
Kyoei Steel Ltd. (a)	300	4,680
Kyokuto Kaihatsu Kogyo Co. Ltd.	400	6,747
Kyokuto Securities Co. Ltd. (a)	300	4,080
KYORIN Holdings, Inc.	600	12,083
Kyoritsu Maintenance Co. Ltd. (a)	500	14,939
Kyowa Exeo Corp.	1,200	23,854
Kyowa Hakko Kirin Co. Ltd.	5,400	91,947
Kyudenko Corp.	600	23,253
Kyushu Electric Power Co, Inc.	8,900	94,697
Kyushu Financial Group, Inc.	6,600	40,637
Kyushu Railway Co.	3,200	95,179
Laox Co. Ltd. (b)	400	1,767
LaSalle Logiport REIT	18	17,533
Lasertec Corp.	600	12,340
Lawson, Inc. (a)	1,100	72,853
Leopalace21 Corp.	3,600	25,089
Life Corp.	200	5,123
LIFULL Co. Ltd. (a)	700	6,087
LINE Corp. (a) (b)	1,000	36,129
Linical Co. Ltd.	200	2,673
Link And Motivation, Inc. (a)	500	3,012
Lintec Corp.	700	18,982
Lion Corp.	4,400	80,620
LIXIL Group Corp.	4,300	114,204
M&A Capital Partners Co. Ltd. (b)	100	4,987
M3, Inc.	4,200	120,138
Mabuchi Motor Co. Ltd.	900	45,086
Macnica Fuji Electronics Holdings, Inc.	500	9,216
Maeda Corp.	2,000	24,445
Maeda Kosen Co. Ltd.	200	3,298
Maeda Road Construction Co. Ltd.	1,000	21,532
Makino Milling Machine Co. Ltd.	1,000	8,893
Makita Corp.	3,700	149,598
Mandom Corp.	600	16,516
Mani, Inc.	400	9,628
Mars Engineering Corp.	100	2,097
Marubeni Corp.	28,600	195,475
Marudai Food Co. Ltd.	2,000	9,485
Maruha Nichiro Corp.	600	17,658
Marui Group Co. Ltd. (a)	4,000	57,330
Maruichi Steel Tube Ltd.	1,000	29,118
Marusan Securities Co. Ltd. (a)	800	6,610
Maruwa Co. Ltd.	100	5,683
Maruzen Showa Unyu Co. Ltd.	1,000	4,695
Marvelous, Inc. (a)	400	3,399
Matsuda Sangyo Co. Ltd.	200	2,883
Matsui Securities Co. Ltd. (a)	1,700	12,822
Matsumotokiyoshi Holdings Co. Ltd.	600	40,246
Matsuya Co. Ltd. (a)	400	3,557

	Number of Shares	Value
Matsuya Foods Co. Ltd.	100	$3,797
Mazda Motor Corp.	11,400	174,849
McDonald’s Holdings Co. Japan Ltd.	1,500	66,416
MCJ Co. Ltd.	500	5,414
MCUBS MidCity Investment Corp.	4	12,196
Mebuki Financial Group Inc.	21,700	83,928
Medipal Holdings Corp.	3,300	57,351
Megachips Corp. (a)	200	6,594
Megmilk Snow Brand Co. Ltd.	700	19,025
Meidensha Corp. (a)	3,000	11,469
MEIJI Holdings Co. Ltd.	2,200	174,445
Meiko Network Japan Co. Ltd.	300	4,264
Meitec Corp.	400	20,060
Melco Holdings, Inc.	100	3,188
Menicon Co. Ltd.	200	7,921
METAWATER Co. Ltd.	200	5,495
Micronics Japan Co. Ltd. (a)	400	3,691
The Mie Bank Ltd.	100	2,344
Milbon Co. Ltd.	200	12,145
Mimasu Semiconductor Industry Co. Ltd.	200	3,219
The Minato Bank Ltd.	200	3,634
MINEBEA MITSUMI, Inc.	7,700	120,520
Ministop Co. Ltd.	200	3,885
Miraca Holdings, Inc.	1,100	51,177
Mirait Holdings Corp. (a)	800	9,623
Miroku Jyoho Service Co. Ltd.	300	6,977
Misawa Homes Co. Ltd. (a)	300	2,517
MISUMI Group, Inc.	5,100	134,774
Mitsuba Corp.	400	6,208
Mitsubishi Chemical Holding Corp.	25,500	243,234
Mitsubishi Corp.	27,800	646,563
Mitsubishi Electric Corp.	35,400	553,750
Mitsubishi Estate Co. Ltd.	71,500	1,244,178
Mitsubishi Gas Chemical Co., Inc.	3,600	84,449
Mitsubishi Heavy Industries Ltd.	6,000	237,316
Mitsubishi Logistics Corp. (a)	1,000	24,895
Mitsubishi Materials Corp.	1,900	65,707
Mitsubishi Motors Corp.	13,200	104,574
Mitsubishi Nichiyu Forklift Co. Ltd.	500	3,575
Mitsubishi Paper Mills Ltd. (b)	300	2,023
Mitsubishi Pencil Co. Ltd.	600	15,057
Mitsubishi Research Institute, Inc.	100	2,947
Mitsubishi Shokuhin Co. Ltd.	200	5,842
Mitsubishi Steel Manufacturing Co. Ltd.	200	5,111
Mitsubishi Tanabe Pharma Corp.	4,600	105,739
Mitsubishi UFJ Financial Group, Inc.	223,500	1,452,258
Mitsubishi UFJ Lease & Finance Co. Ltd.	8,500	45,079
Mitsuboshi Belting Ltd.	1,000	12,093
Mitsui & Co. Ltd.	31,000	458,533
Mitsui Chemicals, Inc.	3,200	97,311

The accompanying notes are an integral part of the financial statements.

42

MM Select Equity Asset Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Mitsui Engineering & Shipbuilding Co. Ltd.	1,200	$15,680
Mitsui Fudosan Co. Ltd.	53,700	1,165,505
Mitsui Fudosan Logistics Park, Inc.	3	8,733
Mitsui High-Tec, Inc.	300	6,227
Mitsui Mining & Smelting Co. Ltd.	800	41,467
Mitsui OSK Lines Ltd.	2,200	66,719
Mitsui Sugar Co. Ltd.	200	6,743
Mitsui-Soko Holdings Co. Ltd.	2,000	5,904
Miura Co. Ltd.	1,300	28,646
Mixi, Inc. (a)	1,000	48,360
The Miyazaki Bank Ltd.	200	7,258
Mizuho Financial Group, Inc.	446,100	782,269
Mizuno Corp.	200	5,680
Mochida Pharmaceutical Co. Ltd.	200	14,750
Modec, Inc.	300	7,248
Monex Group, Inc.	2,800	7,523
MonotaRO Co. Ltd. (a)	900	24,151
Mori Hills REIT Investment Corp.	81	97,114
Mori Trust Hotel Reit, Inc.	5	6,477
Mori Trust Sogo Reit, Inc.	56	83,833
Morinaga & Co. Ltd.	500	27,803
Morinaga Milk Industry Co. Ltd.	600	22,930
Morita Holdings Corp.	400	6,219
Morpho, Inc. (b)	100	4,504
MOS Food Services, Inc. (a)	400	12,463
MS&AD Insurance Group Holdings, Inc.	9,000	290,470
MTI Ltd.	400	2,408
Murata Manufacturing Co. Ltd.	3,500	517,454
Musashi Seimitsu Industry Co. Ltd.	300	9,365
The Musashino Bank Ltd.	400	11,906
Nabtesco Corp.	2,200	81,838
Nachi-Fujikoshi Corp.	2,000	11,268
Nagaileben Co. Ltd.	300	7,564
Nagase & Co. Ltd.	1,600	26,814
Nagoya Railroad Co. Ltd. (a)	3,200	69,038
Nakanishi, Inc.	300	13,573
Namura Shipbuilding Co. Ltd.	700	4,145
Nankai Electric Railway Co. Ltd.	1,600	39,613
NanoCarrier Co. Ltd. (a) (b)	500	3,091
The Nanto Bank Ltd.	300	8,430
NEC Capital Solutions Ltd.	100	1,922
NEC Corp.	4,700	127,466
NEC Networks & System Integration Corp.	300	7,180
NET One Systems Co. Ltd.	1,200	12,694
Neturen Co. Ltd.	500	5,032
Nexon Co. Ltd. (b)	4,200	109,668
NGK Insulators Ltd.	5,500	103,151
NGK Spark Plug Co. Ltd.	3,300	70,349
NH Foods Ltd.	3,000	82,540
NHK Spring Co. Ltd.	3,200	34,531

	Number of Shares	Value
Nichi-iko Pharmaceutical Co. Ltd. (a)	600	$9,330
Nichias Corp.	2,000	24,769
Nichicon Corp.	700	8,644
Nichiden Corp.	200	4,111
Nichiha Corp.	400	15,017
NichiiGakkan Co. Ltd.	500	5,154
Nichirei Corp.	1,600	40,184
Nidec Corp.	4,300	529,194
Nifco, Inc.	600	36,739
Nihon Chouzai Co. Ltd.	100	3,215
Nihon Kohden Corp.	1,200	25,959
Nihon M&A Center, Inc.	900	44,136
Nihon Nohyaku Co. Ltd.	700	3,929
Nihon Parkerizing Co. Ltd.	1,500	24,007
Nihon Trim Co. Ltd.	100	4,397
Nihon Unisys Ltd.	1,100	17,645
Nikkiso Co. Ltd.	800	7,437
Nikkon Holdings Co. Ltd.	900	22,268
Nikon Corp.	7,000	121,469
Nintendo Co. Ltd.	2,100	778,344
Nippo Corp.	1,000	21,396
Nippon Accommodations Fund, Inc.	25	97,098
Nippon Beet Sugar Manufacturing Co. Ltd.	100	2,158
Nippon Building Fund, Inc.	73	363,961
Nippon Ceramic Co. Ltd.	200	5,635
Nippon Chemi-Con Corp.	200	7,105
Nippon Denko Co. Ltd.	1,400	5,612
Nippon Densetsu Kogyo Co. Ltd.	500	10,526
Nippon Electric Glass Co. Ltd.	1,800	69,700
Nippon Express Co. Ltd.	1,500	97,795
Nippon Flour Mills Co. Ltd.	800	12,215
Nippon Gas Co. Ltd.	600	18,649
Nippon Kanzai Co. Ltd.	300	5,342
Nippon Kayaku Co. Ltd.	2,000	30,822
Nippon Koei Co. Ltd.	200	6,814
Nippon Light Metal Holdings Co. Ltd.	8,900	25,319
Nippon Paint Holdings Co. Ltd.	3,200	108,836
Nippon Paper Industries Co. Ltd. (a)	1,600	29,796
Nippon Parking Development Co. Ltd. (a)	3,100	4,581
Nippon Prologis REIT, Inc.	105	221,292
NIPPON REIT Investment Corp.	6	17,251
The Nippon Road Co. Ltd.	100	5,540
Nippon Seiki Co. Ltd.	1,000	20,448
Nippon Sharyo Ltd. (a) (b)	1,000	2,686
Nippon Sheet Glass Co. Ltd. (b)	1,200	9,341
Nippon Shinyaku Co. Ltd.	700	48,618
Nippon Shokubai Co. Ltd.	400	28,274
Nippon Signal Co. Ltd.	700	7,533
Nippon Soda Co. Ltd.	2,000	12,172
Nippon Steel & Sumikin Bussan Corp.	200	11,051

The accompanying notes are an integral part of the financial statements.

43

MM Select Equity Asset Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Nippon Steel & Sumitomo Metal Corp.	14,600	$335,553
Nippon Suisan Kaisha Ltd.	4,000	22,428
Nippon Telegraph & Telephone Corp.	12,700	582,438
Nippon Thompson Co. Ltd.	800	4,448
Nippon Yusen KK (b)	2,200	45,769
Nipro Corp.	2,100	28,943
Nishi-Nippon Financial Holdings, Inc.	2,200	24,080
Nishi-Nippon Railroad Co. Ltd.	1,000	24,068
Nishimatsu Construction Co. Ltd.	800	23,115
Nishimatsuya Chain Co. Ltd.	600	6,723
Nishio Rent All Co. Ltd.	300	9,990
Nissan Chemical Industries Ltd.	2,600	91,570
Nissan Motor Co. Ltd.	41,600	412,203
Nissan Shatai Co. Ltd. (a)	1,100	12,155
Nissha Printing Co. Ltd.	500	13,590
The Nisshin Oillio Group Ltd.	400	13,123
Nisshin Seifun Group, Inc.	3,800	63,692
Nisshin Steel Co. Ltd.	700	8,960
Nisshinbo Holdings, Inc. (a)	1,800	21,310
Nissin Corp.	200	5,202
Nissin Electric Co. Ltd.	700	8,624
Nissin Foods Holdings Co. Ltd.	800	48,586
Nissin Kogyo Co. Ltd. (a)	700	12,534
Nitori Holdings Co. Ltd.	1,400	200,266
Nitta Corp.	300	10,916
Nittetsu Mining Co. Ltd.	100	7,310
Nitto Boseki Co. Ltd.	400	12,305
Nitto Denko Corp.	2,900	242,106
Nitto Kogyo Corp.	400	7,082
Nitto Kohki Co. Ltd.	100	2,441
Noevir Holdings Co. Ltd.	200	11,022
NOF Corp.	1,000	28,288
Nohmi Bosai Ltd.	300	4,736
Nojima Corp.	500	10,143
NOK Corp.	1,400	31,485
Nomura Co. Ltd.	600	13,342
Nomura Holdings, Inc.	70,000	392,217
Nomura Real Estate Holdings, Inc.	7,600	162,459
Nomura Real Estate Master Fund, Inc.	235	305,811
Nomura Research Institute Ltd.	2,800	109,277
Noritake Co. Ltd.	200	9,568
Noritz Corp.	400	7,192
North Pacific Bank Ltd.	5,000	15,828
NS Solutions Corp.	500	11,033
NS United Kaiun Kaisha Ltd.	100	2,192
NSD Co. Ltd.	500	9,281
NSK Ltd.	7,900	106,693
NTN Corp.	6,000	25,425
NTT Data Corp.	11,700	125,233
NTT DOCOMO, Inc.	25,200	576,000
NTT Urban Development Corp.	6,300	62,754

	Number of Shares	Value
Obara Group, Inc.	200	$11,331
Obayashi Corp.	13,000	155,958
OBIC Business Consultants Co. Ltd.	100	5,040
Obic Co. Ltd.	1,300	81,871
Odakyu Electric Railway Co. Ltd.	5,200	98,733
The Ogaki Kyoritsu Bank Ltd.	500	14,005
Ohsho Food Service Corp.	200	8,045
Oiles Corp.	300	5,563
The Oita Bank Ltd.	200	8,309
Oji Holdings Corp.	15,000	80,992
Okabe Co. Ltd.	600	5,661
Okamoto Industries, Inc.	1,000	10,447
Okamura Corp.	1,000	11,427
Okasan Securities Group, Inc.	2,000	11,498
Oki Electric Industry Co. Ltd.	1,300	17,325
The Okinawa Electric Power Co., Inc.	550	12,102
OKUMA Corp.	400	21,934
Okumura Corp.	400	15,297
Olympus Corp.	5,000	169,393
Omron Corp.	3,600	183,365
OncoTherapy Science, Inc. (b)	1,700	3,858
Ono Pharmaceutical Co. Ltd. (a)	6,900	156,766
Onward Holdings Co. Ltd.	2,000	15,205
Open House Co. Ltd.	500	17,470
Optex Co. Ltd.	200	7,486
Oracle Corp.	800	62,901
Orient Corp. (a)	5,700	9,276
Oriental Land Co. Ltd.	4,100	312,490
ORIX Corp.	25,400	410,026
Orix JREIT, Inc.	140	201,090
Osaka Gas Co. Ltd.	7,600	141,357
Osaka Soda Co. Ltd.	200	5,176
Osaka Steel Co. Ltd.	200	4,539
OSAKA Titanium Technologies Co. Ltd. (a)	300	4,361
Osaki Electric Co. Ltd.	500	3,881
OSG Corp.	1,100	25,095
OSJB Holdings Corp.	1,900	5,608
Otsuka Corp.	900	57,833
Otsuka Holdings Co. Ltd.	7,400	294,107
Outsourcing, Inc.	1,000	13,913
Oyo Corp.	200	3,101
Pacific Industrial Co. Ltd. (a)	600	8,012
Pacific Metals Co. Ltd. (a) (b)	200	5,111
The Pack Corp.	200	7,113
PAL GROUP Holdings Co. Ltd.	200	6,220
PALTAC CORPORATION	400	15,631
Panasonic Corp.	40,700	590,090
Paramount Bed Holdings Co. Ltd.	200	8,595
Parco Co. Ltd. (a)	200	2,453
Park24 Co. Ltd. (a)	2,200	53,665
PC Depot Corp. (a)	600	4,586
Penta-Ocean Construction Co. Ltd.	3,900	24,615

The accompanying notes are an integral part of the financial statements.

44

MM Select Equity Asset Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
PeptiDream, Inc. (b)	1,100	$34,087
Persol Holdings Co Ltd	2,500	58,397
Pigeon Corp.	1,700	58,059
Pilot Corp.	600	28,715
Piolax, Inc.	400	11,335
Pioneer Corp. (b)	4,300	7,993
Plenus Co. Ltd.	300	6,633
Pola Orbis Holdings, Inc.	1,800	54,417
Premier Investment Corp.	73	69,291
Press Kogyo Co. Ltd.	1,300	7,126
Pressance Corp. (a)	600	8,126
Prestige International, Inc.	600	5,988
Prima Meat Packers Ltd.	2,000	13,580
Proto Corp.	200	3,603
Qol Co. Ltd.	200	3,502
Raito Kogyo Co. Ltd.	600	5,968
Rakuten, Inc.	16,000	174,611
Recruit Holdings Co. Ltd.	19,700	426,785
Relia, Inc. (a)	600	6,923
Relo Group, Inc.	1,500	34,261
Renesas Electronics Corp. (b)	8,100	88,379
Rengo Co. Ltd.	2,900	17,247
Resona Holdings, Inc.	38,300	196,818
Resorttrust, Inc. (a)	1,100	19,698
Ricoh Co. Ltd.	14,100	137,218
Ricoh Leasing Co. Ltd.	200	7,522
Right On Co. Ltd. (a)	200	1,695
Riken Corp.	100	5,156
Riken Vitamin Co. Ltd.	100	3,781
Ringer Hut Co. Ltd.	300	6,816
Rinnai Corp.	700	60,047
Riso Kagaku Corp.	300	5,463
Rock Field Co. Ltd.	300	5,325
Rohm Co. Ltd.	1,900	163,284
Rohto Pharmaceutical Co. Ltd.	1,400	31,632
Rokko Butter Co. Ltd.	200	4,278
Roland DG Corp.	200	5,125
Round One Corp.	900	12,133
Royal Holdings Co. Ltd.	400	10,073
Ryobi Ltd.	400	10,785
Ryohin Keikaku Co. Ltd.	400	117,887
Ryosan Co. Ltd.	400	15,927
Ryoyo Electro Corp.	300	5,337
S Foods, Inc.	200	7,767
Sac’s Bar Holdings, Inc.	200	2,594
Saizeriya Co. Ltd.	400	11,007
Sakai Chemical Industry Co. Ltd.	200	5,123
Sakai Moving Service Co. Ltd.	100	5,280
Sakata INX Corp.	600	11,083
Sakata Seed Corp.	400	11,375
San-A Co. Ltd.	300	13,361
San-Ai Oil Co. Ltd.	700	7,765
The San-In Godo Bank Ltd.	2,400	20,818

	Number of Shares	Value
SanBio Co. Ltd. (b)	200	$2,977
Sanden Holdings Corp. (b)	400	7,949
Sangetsu Corp.	800	13,754
Sanken Electric Co. Ltd.	2,000	11,003
Sanki Engineering Co. Ltd.	700	7,855
Sankyo Co. Ltd. (a)	800	25,540
Sankyo Tateyama, Inc.	400	5,697
Sankyu, Inc.	800	33,871
Sanrio Co. Ltd. (a)	700	13,312
Santen Pharmaceutical Co. Ltd.	6,600	104,073
Sanwa Holdings Corp.	3,000	34,434
Sanyo Chemical Industries Ltd.	200	11,651
Sanyo Denki Co. Ltd.	200	11,299
Sanyo Special Steel Co. Ltd.	200	5,130
Sapporo Holdings Ltd.	900	24,287
Sato Holdings Corp.	400	9,469
Sawai Pharmaceutical Co. Ltd.	500	28,405
SBI Holdings, Inc.	3,900	58,781
SCREEN Holdings Co. Ltd.	600	41,712
SCSK Corp.	700	29,712
Secom Co. Ltd.	3,900	284,472
Sega Sammy Holdings, Inc.	3,300	46,120
Seibu Holdings, Inc.	3,000	51,283
Seikagaku Corp.	500	9,071
Seiko Epson Corp.	4,500	108,983
Seiko Holdings Corp. (a)	400	9,008
Seino Holdings Co. Ltd.	2,200	30,901
Seiren Co. Ltd.	700	12,908
Sekisui Chemical Co. Ltd.	7,600	149,671
Sekisui House Ltd.	10,300	173,709
Sekisui House Reit, Inc.	51	58,924
Sekisui House SI Residential Investment Corp.	58	56,810
Sekisui Jushi Corp.	400	7,417
Sekisui Plastics Co. Ltd.	300	3,781
Senko Group Holdings Co. Ltd.	1,400	9,986
Senshu Ikeda Holdings, Inc.	3,500	13,481
Senshukai Co. Ltd. (a)	300	1,838
Septeni Holdings Co. Ltd. (a)	1,000	2,753
Seria Co. Ltd.	500	27,830
Seven & i Holdings Co. Ltd.	13,800	533,016
Seven Bank Ltd.	6,800	24,546
Sharp Corp. (a) (b)	3,100	93,638
Shibuya Corp.	200	6,502
The Shiga Bank Ltd.	3,000	16,706
The Shikoku Bank Ltd.	600	9,085
Shikoku Electric Power Co., Inc. (a)	2,500	29,414
Shima Seiki Manufacturing Ltd.	300	15,803
Shimachu Co. Ltd.	700	18,436
Shimadzu Corp.	5,000	98,887
Shimamura Co. Ltd.	500	60,084
Shimano, Inc.	1,300	173,412
Shimizu Corp.	10,100	112,055

The accompanying notes are an integral part of the financial statements.

45

MM Select Equity Asset Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Shin-Etsu Chemical Co. Ltd.	7,200	$644,360
Shin-Etsu Polymer Co. Ltd.	600	5,446
Shindengen Electric Manufacturing Co. Ltd.	100	6,401
Shinko Electric Industries Co. Ltd.	1,000	6,740
Shinko Plantech Co. Ltd.	600	5,265
Shinmaywa Industries Ltd.	1,000	9,083
Shinnihon Corp.	400	3,087
Shinsei Bank Ltd.	3,500	56,084
Shionogi & Co. Ltd.	5,600	306,352
Ship Healthcare Holdings, Inc.	700	21,627
Shiseido Co. Ltd.	7,100	285,038
The Shizuoka Bank Ltd.	8,000	71,991
Shizuoka Gas Co. Ltd.	800	6,337
SHO-BOND Holdings Co. Ltd.	300	17,092
Shochiku Co. Ltd.	100	14,257
Shoei Foods Corp.	100	4,121
Showa Corp.	700	8,628
Showa Denko KK	2,000	62,678
Showa Sangyo Co. Ltd.	200	5,171
Showa Shell Sekiyu KK	3,500	40,367
Siix Corp.	200	8,801
Sinko Industries Ltd.	300	5,030
Sintokogio Ltd.	600	6,502
SKY Perfect JSAT Holdings, Inc.	2,100	9,394
Skylark Co. Ltd.	1,700	25,122
SMC Corp.	1,100	388,201
SMK Corp.	1,000	4,624
SMS Co. Ltd. (a)	500	15,937
Sodick Co. Ltd.	700	8,667
SoftBank Group Corp.	15,300	1,236,701
Sogo Medical Co. Ltd.	100	4,572
Sohgo Security Services Co. Ltd.	1,600	73,490
Sojitz Corp.	17,400	48,133
Sompo Holdings, Inc.	6,600	257,362
Sony Corp.	23,400	870,984
Sony Financial Holdings, Inc.	3,400	55,806
Sosei Group Corp. (a) (b)	200	16,955
Sotetsu Holdings, Inc. (a)	1,200	29,028
Sparx Group Co. Ltd. (a)	1,200	2,209
Square Enix Holdings Co. Ltd.	1,300	49,037
St Marc Holdings Co. Ltd.	200	5,891
Stanley Electric Co. Ltd.	2,800	96,043
Star Micronics Co. Ltd.	500	8,616
Start Today Co. Ltd.	3,500	111,039
Starts Corp., Inc.	400	10,302
Starzen Co. Ltd.	100	4,889
Stella Chemifa Corp.	100	4,259
Studio Alice Co. Ltd.	100	2,423
Subaru Corp.	11,000	397,094
Sugi Holdings Co. Ltd.	600	31,850
Sumco Corp.	3,300	51,999
Sumitomo Bakelite Co. Ltd.	2,000	14,743

	Number of Shares	Value
Sumitomo Chemical Co. Ltd.	30,000	$187,604
Sumitomo Corp.	22,500	323,919
Sumitomo Dainippon Pharma Co. Ltd. (a)	3,700	48,175
Sumitomo Densetsu Co. Ltd.	200	3,705
Sumitomo Electric Industries Ltd.	13,900	227,297
Sumitomo Forestry Co. Ltd.	2,000	31,368
Sumitomo Heavy Industries Ltd.	2,000	80,285
Sumitomo Metal Mining Co. Ltd.	5,000	160,745
Sumitomo Mitsui Construction Co. Ltd.	2,320	13,406
Sumitomo Mitsui Financial Group, Inc.	24,900	957,844
Sumitomo Mitsui Trust Holdings, Inc.	6,100	220,425
Sumitomo Osaka Cement Co. Ltd.	6,000	26,577
Sumitomo Realty & Development Co. Ltd.	24,000	726,958
Sumitomo Riko Co. Ltd. (a)	500	5,035
Sumitomo Rubber Industries Ltd.	3,600	66,042
Sumitomo Seika Chemicals Co. Ltd.	100	4,783
The Sumitomo Warehouse Co. Ltd. (a)	2,000	13,320
Sun Frontier Fudousan Co. Ltd.	300	3,242
Sundrug Co. Ltd.	1,600	66,252
Suntory Beverage & Food Ltd.	2,800	124,795
Suruga Bank Ltd.	3,700	79,901
Suzuken Co. Ltd.	1,400	49,905
Suzuki Motor Corp.	6,500	341,255
Sysmex Corp.	3,100	197,889
Systena Corp.	200	4,991
T&D Holdings, Inc.	10,900	158,324
T-Gaia Corp.	300	5,831
Tachi-S Co. Ltd.	400	7,413
Tadano Ltd.	1,400	16,385
Taiheiyo Cement Corp.	2,000	77,315
Taiho Kogyo Co. Ltd.	200	3,040
Taikisha Ltd.	400	11,026
Taisei Corp.	3,800	199,393
Taisho Pharmaceutical Holdings Co. Ltd.	600	45,554
Taiyo Holdings Co. Ltd.	300	13,982
Taiyo Nippon Sanso Corp.	2,200	26,074
Taiyo Yuden Co. Ltd.	1,600	23,833
Takamatsu Construction Group Co. Ltd.	200	5,550
Takara Bio, Inc.	700	9,641
Takara Holdings, Inc.	2,600	23,749
Takara Leben Co. Ltd.	1,100	5,380
Takara Standard Co. Ltd.	500	8,641
Takasago International Corp.	200	6,881
Takasago Thermal Engineering Co. Ltd.	600	9,914
Takashimaya Co. Ltd.	4,000	37,498
Takeda Pharmaceutical Co. Ltd.	13,200	731,053
Takeuchi Manufacturing Co. Ltd.	500	10,474
Takuma Co. Ltd.	1,000	12,165
Tamron Co. Ltd.	300	5,798
Tanseisha Co. Ltd.	500	6,157

The accompanying notes are an integral part of the financial statements.

46

MM Select Equity Asset Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Tatsuta Electric Wire and Cable Co. Ltd.	500	$3,815
TDK Corp.	2,600	177,495
TechnoPro Holdings, Inc.	500	23,690
Teijin Ltd.	2,700	53,260
Teikoku Sen-I Co. Ltd.	300	6,115
Tekken Corp.	200	6,439
Tenma Corp.	200	4,053
Terumo Corp.	5,700	224,335
THK Co. Ltd.	2,400	82,177
TIS, Inc.	1,200	35,567
TKC Corp.	300	9,203
Toa Corp. (b)	200	3,899
Toagosei Co. Ltd.	1,500	20,108
Tobu Railway Co. Ltd.	4,000	109,913
TOC Co. Ltd.	800	7,047
Tocalo Co. Ltd.	200	7,742
The Tochigi Bank Ltd.	1,700	7,259
Toda Corp.	3,000	23,398
Toei Animation Co. Ltd.	100	10,367
Toei Co. Ltd.	100	11,113
The Toho Bank Ltd.	3,000	11,288
Toho Co. Ltd.	2,400	83,879
Toho Gas Co. Ltd.	1,600	46,871
Toho Holdings Co. Ltd.	800	15,339
Toho Titanium Co. Ltd.	500	3,615
Toho Zinc Co. Ltd.	200	8,624
Tohoku Electric Power Co., Inc.	7,100	90,352
Tokai Carbon Co. Ltd.	3,000	28,252
Tokai Corp.	100	4,280
TOKAI Holdings Corp.	1,200	9,282
Tokai Rika Co. Ltd.	700	13,865
Tokai Tokyo Financial Holdings, Inc.	3,400	20,181
Token Corp.	100	11,903
Tokio Marine Holdings, Inc.	12,400	485,711
Tokushu Tokai Paper Co. Ltd.	100	3,912
Tokuyama Corp.	1,000	23,696
Tokyo Broadcasting System Holdings, Inc.	500	9,281
Tokyo Dome Corp.	1,200	11,100
Tokyo Electric Power Co. Holdings, Inc. (b)	29,900	120,738
Tokyo Electron Ltd.	3,000	462,478
Tokyo Gas Co. Ltd.	7,800	191,268
Tokyo Ohka Kogyo Co. Ltd.	500	17,782
Tokyo Rope Manufacturing Co. Ltd.	200	3,020
Tokyo Seimitsu Co. Ltd.	600	21,286
Tokyo Steel Manufacturing Co. Ltd.	1,400	11,545
Tokyo Tatemono Co. Ltd.	12,200	156,131
Tokyo TY Financial Group, Inc.	400	10,244
Tokyotokeiba Co. Ltd.	200	6,023
Tokyu Construction Co. Ltd.	1,100	9,029
Tokyu Corp.	10,500	148,750
Tokyu Fudosan Holdings Corp.	9,900	59,797

	Number of Shares	Value
Tokyu REIT, Inc.	49	$59,706
TOMONY Holdings, Inc.	1,900	8,603
Tomy Co. Ltd.	1,200	16,593
Topcon Corp.	1,500	26,456
Toppan Forms Co. Ltd.	700	7,430
Toppan Printing Co. Ltd.	11,000	109,186
Topre Corp.	500	15,369
Topy Industries Ltd.	200	6,689
Toray Industries, Inc.	27,300	264,905
Toridoll.corp.	300	9,043
Torii Pharmaceutical Co. Ltd.	200	5,691
Tosei Corp.	500	4,392
Toshiba Corp. (b)	74,000	207,253
Toshiba Machine Co. Ltd.	2,000	10,947
Toshiba Plant Systems & Services Corp.	700	11,790
Toshiba TEC Corp.	2,000	11,023
Tosho Co. Ltd.	200	4,923
Tosoh Corp.	4,600	103,672
Totetsu Kogyo Co. Ltd.	400	13,179
TOTO Ltd.	2,900	122,282
The Towa Bank Ltd.	500	5,363
Towa Pharmaceutical Co. Ltd.	100	5,049
Toyo Construction Co. Ltd.	1,000	4,596
Toyo Corp.	400	3,628
Toyo Engineering Corp. (a)	400	4,880
Toyo Ink SC Holdings Co. Ltd.	3,000	16,891
Toyo Kanetsu KK	100	3,725
Toyo Kohan Co. Ltd.	600	2,795
Toyo Seikan Group Holdings Ltd.	3,400	56,864
Toyo Suisan Kaisha Ltd.	1,200	44,105
Toyo Tanso Co. Ltd.	100	2,389
Toyo Tire & Rubber Co. Ltd.	1,500	33,761
Toyobo Co. Ltd.	1,200	22,871
Toyoda Gosei Co. Ltd.	1,200	28,389
Toyota Boshoku Corp.	1,000	21,202
Toyota Industries Corp.	2,800	161,103
Toyota Motor Corp.	48,500	2,895,421
Toyota Tsusho Corp.	3,700	121,660
TPR Co. Ltd.	400	13,436
Trancom Co. Ltd.	100	5,494
Transcosmos, Inc.	300	6,921
Trend Micro, Inc.	2,400	118,218
Trusco Nakayama Corp.	700	17,067
TS Tech Co. Ltd.	700	23,544
TSI Holdings Co. Ltd.	1,000	7,969
Tsubaki Nakashima Co. Ltd. (a)	300	6,321
Tsubakimoto Chain Co.	2,000	15,987
Tsugami Corp.	1,000	8,439
Tsukishima Kikai Co. Ltd.	400	4,846
Tsukuba Bank Ltd.	1,200	4,024
Tsukui Corp.	700	4,843
Tsumura & Co.	800	28,887

The accompanying notes are an integral part of the financial statements.

47

MM Select Equity Asset Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Tsuruha Holdings, Inc.	800	$95,647
Tsurumi Manufacturing Co. Ltd.	300	5,349
TV Asahi Holdings Corp.	300	5,995
UACJ Corp. (a)	400	11,400
Ube Industries Ltd.	1,600	46,276
UKC Holdings Corp.	200	3,458
Ulvac, Inc.	600	37,770
Unicharm Corp.	6,800	156,080
Union Tool Co.	100	3,112
Unipres Corp.	600	16,709
United Arrows Ltd.	300	10,907
United Super Markets Holdings, Inc.	800	7,659
United Urban Investment Corp.	178	260,960
UNITED, Inc.	200	5,289
Unitika Ltd. (b)	800	6,302
Universal Entertainment Corp. (a)	300	8,827
Unizo Holdings Co. Ltd.	200	4,643
Ushio, Inc.	1,600	21,367
USS Co. Ltd.	3,800	76,693
V Technology Co. Ltd. (a)	100	16,767
Valor Holdings Co. Ltd.	500	10,688
Vector, Inc.	400	5,698
Vital KSK Holdings, Inc.	600	4,986
VT Holdings Co. Ltd.	1,100	6,299
W-Scope Corp. (a)	400	8,134
Wacoal Holdings Corp.	500	14,274
Wacom Co. Ltd. (a)	2,000	9,318
Wakita & Co. Ltd.	600	7,248
Warabeya Nichiyo Co. Ltd.	200	5,118
WATAMI Co. Ltd. (a)	300	3,999
Welcia Holdings Co. Ltd.	700	26,369
West Japan Railway Co.	2,900	201,709
Wowow, Inc.	72	2,283
Xebio Holdings Co. Ltd.	400	7,836
Yahagi Construction Co. Ltd.	400	3,439
Yahoo! Japan Corp. (a)	25,800	122,468
Yakult Honsha Co. Ltd. (a)	1,500	107,951
Yakuodo Co. Ltd.	100	2,610
YAMABIKO Corp.	500	6,875
Yamada Denki Co. Ltd. (a)	12,200	66,679
The Yamagata Bank Ltd. (a)	400	9,290
Yamaguchi Financial Group, Inc.	4,000	46,837
Yamaha Corp.	3,400	125,450
Yamaha Motor Co. Ltd.	4,800	143,916
The Yamanashi Chuo Bank Ltd.	2,000	8,417
Yamato Holdings Co. Ltd.	6,400	129,307
Yamato Kogyo Co. Ltd.	600	16,251
Yamazaki Baking Co. Ltd.	2,900	52,472
Yamazen Corp.	900	9,743
Yaoko Co. Ltd.	300	13,888
Yaskawa Electric Corp.	4,500	143,295
Yellow Hat Ltd.	200	5,671
Yodogawa Steel Works Ltd.	300	8,220

	Number of Shares	Value
Yokogawa Bridge Holdings Corp.	500	$9,710
Yokogawa Electric Corp.	4,500	76,740
Yokohama Reito Co. Ltd. (a)	700	6,596
The Yokohama Rubber Co. Ltd.	2,600	53,673
Yondoshi Holdings, Inc.	300	8,548
Yonex Co. Ltd.	800	5,967
Yorozu Corp.	200	4,277
Yoshinoya Holdings Co. Ltd. (a)	900	14,852
Yuasa Trading Co. Ltd.	200	7,071
Yumeshin Holdings Co. Ltd.	600	4,155
Yurtec Corp.	1,000	7,844
Yusen Logistics Co. Ltd.	200	1,829
Yushin Precision Equipment Co. Ltd.	100	2,811
Zenkoku Hosho Co. Ltd.	700	29,417
Zenrin Co. Ltd.	300	9,127
Zensho Holdings Co. Ltd. (a)	1,400	25,275
Zeon Corp.	2,000	25,946
ZERIA Pharmaceutical Co. Ltd.	400	7,153
ZIGExN Co. Ltd. (b)	200	2,923
Zojirushi Corp.	500	4,797

		78,771,796

Liberia — 0.0%
Royal Caribbean Cruises Ltd.	4,067	482,102

Luxembourg — 0.1%
ADO Properties SA (d)	1,659	82,021
Altisource Portfolio Solutions SA (a) (b)	297	7,683
APERAM SA	738	38,683
ArcelorMittal (b)	12,791	330,218
Ardagh Group SA	360	7,708
B&M European Value Retail SA	12,351	64,152
Eurofins Scientific SE	198	125,130
Grand City Properties SA	5,884	124,234
Intelsat SA (b)	843	3,962
Millicom International Cellular SA	1,305	86,255
RTL Group (b)	749	56,713
SAF-Holland SA	648	13,172
Senvion SA (b)	495	6,877
SES SA	6,911	151,113
Subsea 7 SA	3,912	64,312
Tenaris SA	8,729	123,724
Trinseo SA	1,157	77,635

		1,363,592

Malaysia — 0.2%
AirAsia Bhd	19,800	16,177
Alliance Financial Group Bhd	15,600	14,409
AMMB Holdings Bhd	23,900	24,673
Astro Malaysia Holdings Bhd	24,900	16,631
Axiata Group	37,526	46,576
British American Tobacco Malaysia	1,900	19,681
CIMB Group Holdings Bhd	64,762	96,691
Dialog Group Bhd	45,400	21,506

The accompanying notes are an integral part of the financial statements.

48

MM Select Equity Asset Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
DiGi.Com Bhd	43,900	$50,973
Felda Global Ventures Holdings Bhd	20,500	8,207
Gamuda Bhd	27,000	33,761
Genting Bhd	32,900	74,417
Genting Malaysia Bhd	43,500	55,448
Genting Plantations Bhd	4,800	11,706
HAP Seng Consolidated Bhd	10,300	22,237
Hartalega Holdings Bhd	10,500	17,330
Hong Leong Bank Bhd	9,200	34,564
Hong Leong Financial Group Bhd	3,700	14,535
IHH Healthcare Bhd	29,100	39,629
IJM Corp. Bhd	45,100	35,250
IOI Corp.	35,600	38,312
IOI Properties Group Bhd	26,175	12,522
Kuala Lumpur Kepong Bhd	7,500	43,615
Malayan Banking Bhd	52,409	118,287
Malaysia Airports Holdings Bhd	13,500	27,179
Maxis Bhd	27,000	37,088
MISC Bhd	21,100	36,529
Petronas Chemicals Group Bhd	32,500	56,161
Petronas Dagangan Bhd	3,200	18,451
Petronas Gas Bhd	9,400	39,855
PPB Group Bhd	7,700	30,732
Public Bank Bhd	41,400	200,415
RHB Bank Bhd	10,700	12,752
Sapura Energy Bhd	51,600	18,588
Sime Darby Bhd	35,495	75,875
Telekom Malaysia Bhd	15,600	24,048
Tenaga Nasional	49,400	167,665
UMW Holdings Bhd (b)	9,000	11,835
Westports Holdings Bhd	15,100	13,647
YTL Corp. Bhd	65,500	21,097
YTL Power International Bhd	36,400	11,807

		1,670,861

Malta — 0.0%
Brait SE (a) (b)	4,814	19,010
Catena Media PLC (a) (b)	368	3,438
Kambi Group PLC (a) (b)	339	3,288
Unibet Group PLC	3,173	36,507

		62,243

Marshall Islands — 0.0%
Eagle Bulk Shipping, Inc. (b)	1,149	5,205
Navios Maritime Holdings, Inc. (b)	2,455	4,100
Safe Bulkers, Inc. (b)	1,307	3,581

		12,886

Mauritius — 0.0%
Golden Agri-Resources Ltd.	133,000	36,780

Mexico — 0.2%
Alfa SAB de CV	42,900	54,067
America Movil SAB de CV	479,636	425,904
Arca Continental SAB de CV	6,800	46,420

	Number of Shares	Value
Cemex SAB de CV (b)	208,108	$189,023
Coca-Cola Femsa SAB de CV	7,500	57,920
El Puerto de Liverpool SAB de CV (a)	2,700	21,806
Fibra Uno Administracion SA de CV	38,400	64,780
Fomento Economico Mexicano SAB de CV	28,065	267,981
Gentera SAB de CV	14,600	23,652
Gruma SAB de CV	3,105	45,600
Grupo Aeroportuario del Pacifico SAB de CV	5,200	53,256
Grupo Aeroportuario del Sureste SAB de CV Class B	3,065	58,456
Grupo Bimbo SAB de CV	23,200	56,146
Grupo Carso SAB de CV	6,154	24,295
Grupo Financiero Banorte SAB de CV Class O	35,500	244,406
Grupo Financiero Inbursa SAB de CV Class O	32,600	59,597
Grupo Financiero Santander Mexico SAB de CV	25,800	52,365
Grupo Lala SAB de CV	8,400	14,240
Grupo Mexico SAB de CV Series B	54,200	165,993
Grupo Televisa SAB	34,800	171,516
Industrias Penoles SAB de CV	1,935	48,178
Infraestructura Energetica Nova SAB de CV	7,524	42,132
Kimberly-Clark de Mexico SAB de CV Class A	23,400	47,687
Mexichem SAB de CV	15,233	40,161
Promotora y Operadora de Infraestructura SAB de CV	3,145	33,205
Wal-Mart de Mexico SAB de CV	76,100	174,265

		2,483,051

Netherlands — 1.7%
Aalberts Industries NV	1,503	72,673
ABN AMRO Group NV (d)	8,236	246,709
Accell Group	347	10,726
Aegon NV	31,390	182,879
AerCap Holdings NV (b)	2,946	150,570
Airbus SE	10,856	1,033,302
Akzo Nobel NV	4,549	420,074
Altice NV Class A (b)	8,459	169,653
Altice NV Class B (b)	1,009	20,184
AMG Advanced Metallurgical Group NV	347	14,966
Arcadis NV	1,005	21,690
ASM International NV	732	46,349
ASML Holding NV	6,951	1,185,779
ASR Nederland NV	2,167	86,701
Basic-Fit NV (b) (d)	386	8,532
BE Semiconductor Industries NV	521	36,289
BinckBank NV	912	4,715

The accompanying notes are an integral part of the financial statements.

49

MM Select Equity Asset Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Boskalis Westminster	1,764	$61,699
Brunel International NV (a)	331	5,278
Chicago Bridge & Iron Co. NV (a)	2,629	44,167
Cimpress NV (a) (b)	651	63,577
CNH Industrial NV	18,152	217,993
Corbion NV	811	26,137
COSMO Pharmaceuticals NV	126	18,401
Eurocommercial Properties NV	2,676	114,439
Euronext NV (d)	840	51,125
EXOR NV	2,157	136,773
Ferrari NV	2,286	253,008
Fiat Chrysler Automobiles NV (b)	20,003	358,406
Flow Traders (d)	465	12,503
ForFarmers NV	408	5,302
Frank’s International NV	1,325	10,229
Fugro NV (b)	1,012	14,323
Gemalto NV	1,629	72,787
Heineken Holding NV	2,243	210,946
Heineken NV	4,729	468,059
IMCD Group NV	738	45,296
ING Groep NV	72,065	1,329,082
Intertrust NV (d)	901	14,634
InterXion Holding NV (b)	1,000	50,930
Kendrion NV	187	8,178
Koninklijke Ahold Delhaize NV	23,127	432,626
Koninklijke BAM Groep NV	3,211	18,362
Koninklijke DSM NV	3,417	279,865
Koninklijke KPN NV	59,664	204,919
Koninklijke Philips NV	17,187	710,876
Koninklijke Vopak NV	1,151	50,555
LyondellBasell Industries NV Class A	8,659	857,674
Mylan NV (b)	12,637	396,423
NN Group NV	5,741	240,616
NSI NV	996	39,236
NXP Semiconductor NV (b)	15,528	1,756,062
OCI NV (b)	1,081	25,337
Orthofix International NV (b)	450	21,263
Patheon NV (b) (c)	847	29,628
Philips Lighting NV (d)	1,271	51,305
PostNL NV	6,535	28,165
QIAGEN NV	5,349	168,493
QIAGEN NV	4,384	138,047
Randstad Holding NV	2,218	137,357
Refresco Group NV (d)	870	17,512
RELX NV	18,613	396,388
Sapiens International Corp. NV (b)	421	5,497
SBM Offshore NV	2,610	47,364
Schlumberger Ltd.	30,903	2,155,793
Sensata Technologies Holding NV (b)	4,005	192,520
SIF Holding NV (a)	121	2,594
Steinhoff International Holdings NV	41,926	185,983
STMicroelectronics NV	11,314	219,455
Takeaway.com Holding BV (b) (d)	262	11,522

	Number of Shares	Value
TKH Group NV	586	$38,096
TomTom NV (b)	2,035	22,093
Unilever NV	30,239	1,790,359
Vastned Retail NV	1,046	46,608
Wereldhave NV	2,238	105,578
Wessanen	1,064	20,011
Wolters Kluwer NV	5,627	260,028
Wright Medical Group NV (b)	2,728	70,573

		18,479,846

New Zealand — 0.1%
a2 Milk Co. Ltd. (b)	9,774	45,464
Air New Zealand Ltd.	8,007	19,512
Argosy Property Ltd.	11,624	8,734
Auckland International Airport Ltd.	19,796	92,133
Chorus Ltd.	6,581	18,652
Contact Energy Ltd.	13,797	54,851
Fisher & Paykel Healthcare Corp. Ltd.	8,311	76,773
Fletcher Building Ltd.	13,996	80,852
Freightways Ltd.	2,237	12,581
Genesis Energy Ltd.	7,023	12,133
Goodman Property Trust	14,398	13,311
Infratil Ltd.	7,799	17,586
Kiwi Property Group Ltd.	76,338	74,449
Mercury NZ Ltd.	13,032	31,914
Meridian Energy Ltd.	24,713	50,783
Metlifecare Ltd.	2,739	11,484
The New Zealand Refining Co. Ltd.	2,316	4,267
Precinct Properties New Zealand Ltd.	14,167	13,052
Ryman Healthcare Ltd.	7,660	51,336
SKY Network Television Ltd.	6,432	12,545
SKYCITY Entertainment Group Ltd.	9,670	26,210
Spark New Zealand Ltd.	37,600	99,256
Summerset Group Holdings Ltd.	3,660	13,429
Trade Me Group Ltd.	5,717	18,883
Xero Ltd. (b)	1,248	27,857
Z Energy Ltd.	5,499	29,254

		917,301

Norway — 0.2%
Akastor ASA (b)	2,803	6,160
Aker ASA	346	14,219
Aker Solutions ASA (b)	2,076	11,005
Atea ASA	1,109	14,621
Austevoll Seafood ASA	1,248	13,004
B2Holding ASA	2,689	6,381
Borregaard ASA	1,415	15,867
Det Norske Oljeselskap ASA	1,451	28,115
DNB ASA	18,745	377,752
DNO ASA (b)	9,002	12,368
Entra ASA (d)	6,128	83,867
Europris ASA (d)	2,484	11,945
Gjensidige Forsikring ASA	4,444	77,409

The accompanying notes are an integral part of the financial statements.

50

MM Select Equity Asset Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Grieg Seafood ASA	784	$7,729
Hexagon Composites ASA (b)	1,044	3,633
IDEX ASA (b)	5,175	4,098
Kongsberg Automotive ASA (b)	6,110	7,188
Leroy Seafood Group ASA	3,948	25,258
Marine Harvest ASA	7,663	151,744
Nordic Nanovector ASA (b)	599	6,017
Nordic Semiconductor ASA (a) (b)	1,704	9,414
Norsk Hydro ASA	25,791	187,541
Norway Royal Salmon ASA	195	4,101
Norwegian Air Shuttle ASA (a) (b)	482	14,078
Norwegian Finans Holding ASA (b)	1,719	19,533
Norwegian Property ASA	3,134	3,973
Ocean Yield ASA	738	6,625
Opera Software ASA	1,615	4,617
Orkla ASA	16,334	167,710
Petroleum Geo-Services ASA (b)	5,053	11,985
Protector Forsikring ASA	841	8,268
REC Silicon ASA (b)	28,256	3,602
Salmar ASA	820	23,165
Scatec Solar ASA (d)	901	4,729
Schibsted ASA Class A	1,106	28,497
Schibsted ASA Class B	1,228	28,990
Selvaag Bolig ASA	468	1,998
Skandiabanken ASA (d)	1,183	13,071
SpareBank 1 Nord Norge	1,409	10,924
SpareBank 1 SMN	1,861	18,985
Statoil ASA	20,586	412,969
Storebrand ASA	6,913	58,675
Telenor ASA	14,128	299,391
TGS Nopec Geophysical Co. ASA	1,574	37,510
Thin Film Electronics ASA (b)	9,344	3,226
Wilh Wilhelmsen ASA (b)	1,629	9,980
XXL ASA (d)	1,383	15,064
Yara International ASA	3,032	136,098

		2,423,099

Pakistan — 0.0%
Engro Corp. Ltd.	3,600	10,363
Habib Bank Ltd.	8,500	14,585
Lucky Cement Ltd.	2,000	10,718
MCB Bank Ltd.	6,100	11,981
Oil & Gas Development Co. Ltd.	9,800	13,791
United Bank Ltd.	6,400	11,418

		72,856

Panama — 0.1%
Banco Latinoamericano de Comercio Exterior SA	794	23,375
Carnival Corp.	10,867	701,682
Copa Holdings SA Class A	736	91,654
McDermott International, Inc. (b)	7,395	53,762
Norstar Holdings, Inc.	183	3,320

		873,793

	Number of Shares	Value
Papua New Guinea — 0.0%
Oil Search Ltd.	24,916	$137,386

Peru — 0.0%
Cia de Minas Buenaventura SA Sponsored ADR	2,800	35,812

Philippines — 0.1%
Aboitiz Equity Ventures, Inc.	30,440	43,928
Aboitiz Power Corp.	25,400	21,425
Alliance Global Group, Inc.	65,100	20,555
Ayala Corp.	3,740	71,437
Ayala Land, Inc.	108,900	93,365
Bank of the Philippine Islands	12,380	24,237
BDO Unibank, Inc.	29,021	74,658
DMCI Holdings, Inc.	68,000	20,867
Energy Development Corp.	24,564	2,718
Globe Telecom, Inc.	525	21,189
GT Capital Holdings, Inc.	1,330	30,412
International Container Terminal Services, Inc.	8,260	16,930
JG Summit Holdings, Inc.	41,290	61,015
Jollibee Foods Corp.	6,490	31,147
Megaworld Corp.	181,000	18,666
Metro Pacific Investments Corp.	228,100	30,094
Metropolitan Bank & Trust	8,320	14,176
PLDT, Inc.	1,250	41,091
Robinsons Land Corp.	27,000	13,457
Security Bank Corp.	2,380	11,396
SM Investments Corp.	3,650	63,502
SM Prime Holdings, Inc.	128,500	87,184
Universal Robina Corp.	12,940	38,934

		852,383

Poland — 0.1%
Alior Bank SA (b)	1,163	21,829
Bank Handlowy w Warszawie SA	351	6,646
Bank Millennium SA (b)	8,975	17,263
Bank Pekao SA	2,191	76,866
Bank Zachodni WBK SA	480	46,011
CCC SA	391	29,631
Cyfrowy Polsat SA	3,217	22,904
Eurocash SA	1,136	12,036
Grupa Azoty SA	622	13,622
Grupa Lotos SA	1,497	24,514
Jastrzebska Spolka Weglowa SA (b)	783	20,703
KGHM Polska Miedz SA	2,007	64,583
LPP SA	18	40,323
mBank SA (b)	204	23,430
Orange Polska SA (b)	9,198	13,349
PGE Polska Grupa Energetyczna SA (b)	12,227	44,707
Polski Koncern Naftowy ORLEN SA	4,264	142,623
Polskie Gornictwo Naftowe i Gazownictwo SA	24,803	46,158

The accompanying notes are an integral part of the financial statements.

51

MM Select Equity Asset Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Powszechna Kasa Oszczednosci Bank Polski SA (b)	13,343	$129,269
Powszechny Zaklad Ubezpieczen SA	8,832	111,354
Synthos SA	7,434	10,472
Tauron Polska Energia SA (b)	17,375	17,858

		936,151

Portugal — 0.1%
Altri SGPS SA	1,128	5,957
Banco Comercial Portugues SA (b)	148,634	43,093
Corticeira Amorim SGPS SA	623	8,736
CTT-Correios de Portugal SA	1,985	11,961
EDP — Energias de Portugal SA	47,566	179,070
Galp Energia SGPS SA	8,866	157,239
Jeronimo Martins SGPS SA	4,028	79,457
Mota-Engil SGPS SA	1,283	4,813
The Navigator Co. SA	2,958	14,419
NOS SGPS SA	3,957	24,508
REN — Redes Energeticas Nacionais SGPS SA	3,428	11,160
Semapa-Sociedade de Investimento e Gestao	377	7,223
Sonae SGPS SA	8,121	9,809

		557,445

Puerto Rico — 0.0%
EVERTEC, Inc.	1,585	25,122
First BanCorp (b)	4,281	21,919
OFG Bancorp	1,153	10,550
Popular, Inc.	2,382	85,609
Triple-S Management Corp. Class B (b)	616	14,587

		157,787

Qatar — 0.0%
Barwa Real Estate Co.	1,569	13,820
The Commercial Bank PQSC (b)	2,686	21,431
Doha Bank QPSC	2,142	17,056
Ezdan Holding Group QSC	11,139	32,116
Industries Qatar QSC	2,145	53,908
Masraf Al Rayan QSC	5,069	51,719
Ooredoo QSC	1,124	25,546
Qatar Electricity & Water Co. QSC	379	18,182
Qatar Gas Transport Co. Ltd.	3,793	16,448
Qatar Insurance Co. SAQ	1,896	27,271
Qatar Islamic Bank SAQ	805	20,163
Qatar National Bank QPSC	3,238	108,533

		406,193

Republic of Korea — 0.9%
Amorepacific Corp.	453	102,619
AMOREPACIFIC Group	404	43,556
BGF retail Co. Ltd.	314	22,763
BNK Financial Group, Inc.	3,744	32,732
Celltrion, Inc. (b)	1,127	140,210
Cheil Worldwide, Inc.	1,036	16,474

	Number of Shares	Value
CJ CheilJedang Corp.	114	$35,288
CJ Corp.	203	30,293
CJ E&M Corp.	248	16,741
CJ Korea Express Corp. (b)	99	14,141
Coway Co. Ltd.	746	61,237
Daelim Industrial Co. Ltd.	419	29,319
Daewoo Engineering & Construction Co. Ltd. (b)	2,013	12,676
DGB Financial Group, Inc.	2,470	22,680
Dongbu Insurance Co. Ltd.	729	46,516
Dongsuh Cos., Inc.	550	12,883
Doosan Bobcat, Inc.	533	17,019
Doosan Heavy Industries & Construction Co. Ltd.	806	12,059
E-MART, Inc.	311	56,703
GS Engineering & Construction Corp. (b)	751	17,496
GS Holdings Corp.	746	42,767
GS Retail Co. Ltd.	388	11,707
Hana Financial Group, Inc.	4,255	176,217
Hankook Tire Co. Ltd.	1,116	58,666
Hanmi Pharm Co. Ltd. (b)	85	33,816
Hanmi Science Co. Ltd. (b)	181	14,579
Hanon Systems	2,735	30,108
Hanssem Co. Ltd.	139	18,392
Hanwha Chemical Corp.	1,568	44,591
Hanwha Corp.	659	25,344
Hanwha Life Insurance Co. Ltd.	3,396	20,358
Hanwha Techwin Co. Ltd. (b)	570	16,525
Hotel Shilla Co. Ltd.	475	24,162
Hyosung Corp.	296	37,581
Hyundai Department Store Co. Ltd.	204	15,750
Hyundai Development Co-Engineering & Construction	833	25,973
Hyundai Engineering & Construction Co. Ltd.	1,158	38,833
Hyundai Glovis Co. Ltd.	253	32,665
Hyundai Heavy Industries Co. Ltd. (b)	446	56,711
Hyundai Marine & Fire Insurance Co. Ltd.	931	36,881
Hyundai Mobis Co. Ltd.	981	205,578
Hyundai Motor Co.	2,203	289,741
Hyundai Robotics Co. Ltd. (b)	140	52,078
Hyundai Steel Co.	1,127	51,989
Hyundai Wia Corp.	259	14,762
Industrial Bank Of Korea	3,836	48,254
Kakao Corp.	480	60,636
Kangwon Land, Inc.	1,636	50,025
KB Financial Group, Inc.	5,692	279,450
KCC Corp.	79	25,860
KEPCO Plant Service & Engineering Co. Ltd.	327	11,848
Kia Motors Corp.	3,829	105,838

The accompanying notes are an integral part of the financial statements.

52

MM Select Equity Asset Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Korea Aerospace Industries Ltd.	955	$36,551
Korea Electric Power Corp.	3,697	125,192
Korea Gas Corp. (b)	405	14,915
Korea Investment Holdings Co. Ltd.	582	31,117
Korea Zinc Co. ,Ltd.	119	51,448
Korean Air Lines Co. Ltd. (b)	682	18,390
KT Corp.	98	2,498
KT&G Corp.	1,648	151,787
Kumho Petrochemical Co. Ltd.	267	16,815
LG Chem Ltd.	653	224,321
LG Corp.	1,342	94,568
LG Display Co. Ltd.	3,237	86,750
LG Electronics, Inc.	1,497	108,161
LG Household & Health Care Ltd.	133	108,706
LG Innotek Co. Ltd.	201	27,127
Lotte Chemical Corp.	219	72,456
Lotte Confectionery Co. Ltd. (c)	86	12,446
Lotte Shopping Co. Ltd. (c)	182	39,366
Lottogopher Holdings, Inc. (c)	10	11,831
Medy-Tox, Inc.	63	27,252
Mirae Asset Daewoo Co. Ltd.	5,125	44,244
NAVER Corp.	397	258,799
NCSoft Corp.	246	100,068
Netmarble Games Corp. (b) (d)	227	30,090
NH Investment & Securities Co. Ltd.	1,969	23,508
OCI Co. Ltd.	219	19,613
Orion Corp. (b)	328	27,784
Ottogi Corp.	17	10,906
Pan Ocean Co. Ltd. (b)	3,248	15,298
POSCO	1,059	293,476
Posco Daewoo Corp.	456	7,696
S-1 Corp.	255	19,861
S-Oil Corp.	657	73,308
Samsung Biologics Co. Ltd. (b) (d)	238	70,475
Samsung C&T Corp.	1,062	125,591
Samsung Card Co. Ltd.	501	16,137
Samsung Electro-Mechanics Co. Ltd.	791	70,929
Samsung Electronics Co. Ltd.	1,390	3,124,314
Samsung Fire & Marine Insurance Co. Ltd.	443	108,457
Samsung Heavy Industries Co. Ltd. (b)	3,672	36,036
Samsung Life Insurance Co. Ltd.	1,007	99,446
Samsung SDI Co. Ltd.	781	135,989
Samsung SDS Co. Ltd.	481	70,795
Samsung Securities Co. Ltd.	908	27,505
Shinhan Financial Group Co. Ltd.	6,109	269,508
Shinsegae, Inc.	107	18,239
SK Energy Co. Ltd.	925	161,072
SK Holdings Co. Ltd.	445	112,098
SK Hynix, Inc.	8,310	603,468
SK Networks Co. Ltd.	2,017	12,720
SK Telecom Co. Ltd.	293	65,183
Woori Bank	5,273	82,130

	Number of Shares	Value
Yuhan Corp.	122	$22,003

		10,119,533

Romania — 0.0%
NEPI Rockcastle PLC	4,536	61,628

Russia — 0.2%
Alrosa PJSC	36,700	52,066
Gazprom PJSC	153,492	325,199
Inter RAO UES PJSC	487,428	31,624
LUKOIL PJSC	6,096	324,022
Magnit PJSC Sponsored GDR Registered	4,441	181,676
MMC Norilsk Nickel PJSC	888	153,438
Mobile TeleSystems PJSC Sponsored ADR	7,200	75,168
Moscow Exchange MICEX-RTS PJSC	20,550	41,350
Novatek PJSC Sponsored GDR Registered	1,272	149,220
Novolipetsk Steel PJSC	17,340	39,732
PhosAgro PJSC GDR Registered	1,670	23,798
Rosneft Oil Co. PJSC	16,630	92,207
Rostelecom PJSC	14,700	17,688
RusHydro PJSC	1,553,000	23,190
Sberbank	154,650	517,683
Severstal PJSC	2,350	35,519
Sistema PJSC FC Sponsored GDR Registered	2,193	10,527
Surgutneftegas OJSC	103,300	52,797
Tatneft PJSC	21,840	155,168
VTB Bank PJSC	74,160,000	79,491

		2,381,563

Singapore — 0.7%
Accordia Golf Trust	10,700	5,756
Ascendas Hospitality Trust	10,500	6,468
Ascendas REIT	144,500	283,841
Ascott Residence Trust	18,700	16,199
Asian Pay Television Trust	19,700	8,287
Boustead Singapore Ltd.	2,600	1,767
Broadcom Ltd.	8,982	2,178,494
Bumitama Agri Ltd.	9,100	4,931
Cache Logistics Trust	14,396	8,865
CapitaLand Commercial Trust	118,700	144,783
CapitaLand Ltd.	147,700	390,660
CapitaLand Mall Trust	144,300	212,956
CapitaLand Retail China Trust	7,900	9,356
CDL Hospitality Trusts	42,040	50,182
China Aviation Oil Singapore Corp. Ltd. (a)	4,100	4,846
Chip Eng Seng Corp. Ltd.	4,500	2,538
City Developments Ltd.	26,500	221,931
ComfortDelGro Corp. Ltd.	44,100	67,825

The accompanying notes are an integral part of the financial statements.

53

MM Select Equity Asset Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
COSCO Shipping International Singapore Co. Ltd. (a) (b)	15,800	$3,324
Croesus Retail Trust	11,200	9,619
CWT Ltd.	3,300	5,695
DBS Group Holdings, Ltd.	32,472	499,643
ESR REIT	14,600	5,971
Ezion Holdings Ltd. (b) (c)	24,400	3,544
Far East Hospitality Trust	12,067	5,959
First REIT	7,200	7,086
First Resources Ltd.	7,700	10,733
Fortune REIT	54,000	63,496
Frasers Centrepoint Trust	8,100	12,613
Frasers Commercial Trust	9,000	9,158
Frasers Logistics & Industrial Trust	19,200	15,149
Genting Singapore PLC	95,000	82,115
Global Logistic Properties Ltd.	49,400	120,188
Hutchison Port Holdings Trust	99,800	42,915
Hyflux Ltd.	5,900	2,175
Indofood Agri Resources Ltd.	5,800	1,927
Japfa Ltd.	3,100	1,283
Jardine Cycle & Carriage Ltd.	2,200	63,875
Kenon Holdings Ltd. (b)	204	3,317
Keppel Corp. Ltd.	29,000	139,005
Keppel DC REIT	13,719	13,411
Keppel REIT	105,400	91,707
Lippo Malls Indonesia Retail Trust	25,400	8,053
M1 Ltd. (a)	5,300	6,957
Manulife US REIT (a)	7,700	7,051
Mapletree Commercial Trust	105,200	117,998
Mapletree Greater China Commercial Trust	26,400	22,480
Mapletree Industrial Trust	69,800	96,490
Mapletree Logistics Trust	87,100	79,685
Midas Holdings Ltd. (b)	14,300	2,088
OUE Hospitality Trust	14,000	8,154
OUE Ltd.	5,500	7,907
Oversea-Chinese Banking Corp. Ltd.	56,800	468,277
Parkway Life REIT	5,000	9,964
QAF Ltd.	2,166	1,933
Raffles Medical Group Ltd. (a)	12,785	10,605
RHT Health Trust	8,900	5,608
Riverstone Holdings Ltd.	3,400	2,619
Sabana Shari’ah Compliant Industrial REIT	14,200	4,868
SATS Ltd.	14,400	49,029
Sembcorp Industries Ltd.	18,600	40,660
SembCorp Marine Ltd. (a)	10,000	12,868
Sheng Siong Group Ltd. (a)	7,500	5,092
SIIC Environment Holdings Ltd.	12,600	4,974
Singapore Airlines Ltd.	11,100	82,281
Singapore Exchange Ltd.	16,300	88,922
Singapore Post Ltd. (a)	21,700	19,998
Singapore Press Holdings Ltd. (a)	32,600	65,378

	Number of Shares	Value
Singapore Technologies Engineering Ltd.	33,000	$83,882
Singapore Telecommunications Ltd.	157,100	426,268
Soilbuild Business Space REIT	10,800	5,574
SPH REIT	10,500	7,741
Starhill Global REIT	19,900	11,153
StarHub Ltd. (a)	9,700	18,619
Suntec REIT	154,300	212,532
United Engineers Ltd.	6,900	13,795
United Overseas Bank Ltd.	23,529	407,753
UOL Group Ltd.	28,274	169,477
Venture Corp. Ltd.	4,100	53,399
WaVe Life Sciences Ltd. (a) (b)	267	5,807
Wilmar International Ltd.	33,600	79,059
Wing Tai Holdings Ltd.	6,200	9,875
Yangzijiang Shipbuilding Holdings Ltd.	52,800	55,734
Yanlord Land Group Ltd.	10,300	14,076
Yoma Strategic Holdings Ltd.	15,600	6,739

		7,645,015

South Africa — 0.4%
Anglo Platinum Ltd. (b)	769	19,594
AngloGold Ashanti Ltd.	5,605	52,377
Aspen Pharmacare Holdings Ltd.	5,475	122,823
Barclays Africa Group Ltd.	9,348	96,094
Bid Corp. Ltd.	4,815	108,120
Bidvest Group Ltd.	4,638	59,197
Capitec Bank Holdings Ltd.	525	33,323
Coronation Fund Managers Ltd.	3,265	16,244
Discovery Ltd.	4,747	49,366
Exxaro Resources Ltd.	2,894	26,464
FirstRand Ltd.	48,150	185,320
Fortress Income Fund Ltd.	17,631	22,464
Fortress Income Fund Ltd.	12,595	36,046
The Foschini Group Ltd.	3,104	31,348
Gold Fields Ltd.	11,360	49,111
Growthpoint Properties Ltd.	31,295	56,301
Hyprop Investments Ltd.	3,596	28,079
Impala Platinum Holdings Ltd. (b)	8,582	19,646
Imperial Holdings Ltd.	2,040	28,844
Investec Ltd.	3,791	27,443
Liberty Holdings Ltd.	1,596	12,419
Life Healthcare Group Holdings Ltd.	18,020	31,578
Massmart Holdings Ltd.	1,434	11,816
MMI Holdings Ltd.	13,713	17,586
Mondi Ltd.	1,725	46,057
Mr Price Group Ltd.	3,464	46,067
MTN Group Ltd.	23,926	219,964
Naspers Ltd.	6,234	1,360,832
Nedbank Group Ltd.	3,019	45,225
Netcare Ltd.	13,296	23,428
Pick n Pay Stores Ltd.	4,879	20,774
Pioneer Foods Group Ltd.	1,662	13,843

The accompanying notes are an integral part of the financial statements.

54

MM Select Equity Asset Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
PSG Group Ltd.	1,288	$22,272
Rand Merchant Investment Holdings Ltd.	8,601	26,348
Redefine Properties Ltd.	74,841	59,096
Remgro Ltd.	7,334	111,321
Resilient REIT Ltd.	4,228	41,600
RMB Holdings Ltd.	10,009	47,304
Sanlam Ltd.	19,376	96,966
Sappi Ltd.	7,918	53,906
Sasol Ltd.	7,792	213,836
Shoprite Holdings Ltd.	6,171	94,309
Sibanye-Stillwater	22,576	25,266
The SPAR Group Ltd.	2,750	33,941
Standard Bank Group Ltd.	18,253	213,010
Telkom SA SOC Ltd.	3,545	15,522
Tiger Brands Ltd.	2,277	63,470
Truworths International Ltd.	6,396	36,507
Vodacom Group Ltd.	8,626	102,735
Woolworths Holdings Ltd.	13,716	60,725

		4,235,927

Spain — 1.0%
Abengoa SA (a) (b)	204,725	2,903
Abertis Infraestructuras SA	12,968	262,091
Acciona SA	420	33,780
Acerinox SA	2,435	35,111
ACS Actividades de Construccion y Servicios SA	4,590	170,104
Aena SME SA (d)	1,259	227,584
Almirall SA (a)	850	8,650
Amadeus IT Group SA	8,077	525,722
Applus Services SA	1,929	24,167
Atresmedia Corp. de Medios de Comunicacion SA	1,219	12,818
Axiare Patrimonio SOCIMI SA	3,495	71,428
Banco Bilbao Vizcaya Argentaria SA	124,575	1,110,243
Banco de Sabadell SA	93,388	195,214
Banco Santander SA	299,241	2,089,222
Bankia SA	17,864	86,164
Bankinter SA	10,950	103,589
Bolsas y Mercados Espanoles SHMSF SA	1,112	38,378
CaixaBank SA	68,847	345,652
Cellnex Telecom SAU (d)	2,203	50,450
Cia de Distribucion Integral Logista Holdings SA	548	13,180
CIE Automotive SA	917	24,512
Codere SA (b)	17,959	7,651
Construcciones y Auxiliar de Ferrocarriles SA	260	10,520
Corp. Financiera Alba SA	200	12,217
Distribuidora Internacional de Alimentacion SA	10,424	60,842

	Number of Shares	Value
Ebro Foods SA	1,075	$25,477
Enagas SA	3,618	101,880
Ence Energia y Celulosa SA	2,009	10,456
Endesa SA	5,806	130,896
Euskaltel SA (d)	1,288	11,592
Faes Farma SA	3,647	12,209
Ferrovial SA	8,358	184,170
Fomento de Construcciones y Contratas SA (b)	1,018	10,203
Gas Natural SDG SA	6,459	143,098
Global Dominion Access SA (b) (d)	784	3,799
Grifols SA	4,935	143,778
Grupo Catalana Occidente SA	604	25,466
Hispania Activos Inmobiliarios SOCIMI SA	5,213	93,960
Iberdrola SA	106,145	824,488
Indra Sistemas SA (b)	1,766	27,932
Industria de Diseno Textil SA	20,235	762,567
Inmobiliaria Colonial SA	14,510	144,096
International Consolidated Airlines Group SA	13,367	106,500
Lar Espana Real Estate Socimi SA	4,809	46,741
Liberbank SA (b)	5,687	5,251
Mapfre SA	22,175	72,180
Mediaset Espana Comunicacion SA	2,496	28,197
Melia Hotels International SA	1,769	25,571
Merlin Properties Socimi SA	18,557	257,227
Miquel y Costas & Miquel SA	183	6,647
NH Hotel Group SA	3,319	22,276
Obrascon Huarte Lain SA (a) (b)	1,611	5,821
Papeles y Cartones de Europa SA	697	6,549
Pharma Mar SA (b)	2,440	9,503
Promotora de Informaciones SA (a) (b)	759	2,977
Prosegur Cia de Seguridad SA	3,986	29,821
Realia Business SA (b)	2,536	3,300
Red Electrica Corp. SA	8,685	182,511
Repsol SA	22,057	406,929
Sacyr SA (b)	4,970	13,042
Saeta Yield SA	746	8,518
Siemens Gamesa Renewable Energy SA	5,193	67,791
Talgo SA (d)	1,358	7,568
Tecnicas Reunidas SA (a)	469	14,845
Telefonica SA	83,960	913,302
Telepizza Group SA (b) (d)	1,187	6,818
Tubacex SA (b)	1,699	6,436
Viscofan SA	576	35,317
Zardoya Otis SA	2,906	32,163

		10,502,060

Sweden — 1.0%
AAK AB	430	32,569
AcadeMedia AB (b) (d)	399	3,189

The accompanying notes are an integral part of the financial statements.

55

MM Select Equity Asset Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
AF AB	1,002	$23,399
Ahlsell AB (d)	3,412	22,160
Alfa Laval AB	5,311	129,853
Alimak Group AB (d)	408	7,439
Arcam AB (b)	93	3,882
Assa Abloy AB Class B	18,001	411,907
Atlas Copco AB Class A	12,329	522,862
Atlas Copco AB Class B	7,361	286,286
Attendo AB (d)	1,473	16,957
Avanza Bank Holding AB	321	13,450
Axfood AB	1,545	26,502
Bergman & Beving AB	343	4,615
Betsson AB	1,909	17,418
Bilia AB	1,410	15,593
BillerudKorsnas AB	2,592	44,038
BioGaia AB	207	7,700
Boliden AB	4,827	163,608
Bonava AB	1,286	20,816
Bravida Holding AB (d)	2,685	19,673
Bufab AB	491	6,452
Bure Equity AB	621	8,556
Byggmax Group AB	818	6,880
Camurus AB (b)	236	3,604
Capio AB (d)	1,574	9,226
Castellum AB	14,509	227,707
Catena AB	565	10,172
Cherry AB (a) (b)	915	6,039
Clas Ohlson AB	513	9,510
Cloetta AB	3,094	10,647
Collector AB (b)	543	6,253
Com Hem Holding AB	2,296	32,866
D Carnegie & Co. AB (b)	1,798	25,271
Dios Fastigheter AB	4,659	29,747
Dometic Group AB (d)	4,409	37,489
Duni AB	498	7,827
Dustin Group AB (d)	641	5,411
Elanders AB	195	2,382
Electrolux AB Series B	4,818	163,828
Elekta AB	5,574	57,809
Eltel AB (b) (d)	1,813	5,835
Essity AB Class B (b)	11,607	316,077
Evolution Gaming Group AB (d)	281	17,941
Fabege AB	7,213	147,947
Fastighets AB Balder (b)	5,351	139,209
Fingerprint Cards AB (a) (b)	4,428	12,417
Getinge AB Class B (b) (c)	629	11,792
Getinge AB Class B	4,407	82,765
Granges AB	1,040	11,922
Gunnebo AB	493	2,506
Haldex AB (b)	562	6,960
Hansa Medical AB (b)	356	9,432
Hemfosa Fastigheter AB	8,329	105,963
Hennes & Mauritz AB Class B	17,224	446,871

	Number of Shares	Value
Hexagon AB Class B	4,844	$240,675
Hexpol AB	3,689	38,881
Hoist Finance AB (d)	1,119	11,540
Holmen AB	774	36,316
Hufvudstaden AB	6,038	103,105
Humana AB	279	1,952
Husqvarna AB Class B	8,195	84,381
ICA Gruppen AB (a)	1,571	59,059
Industrivarden AB Class C	3,288	83,362
Indutrade AB	1,365	36,090
Intrum Justitia AB (a)	1,085	38,450
Investment AB Oresund	421	7,033
Investor AB Class B	8,247	408,316
Inwido AB	803	10,229
ITAB Shop Concept AB	501	3,931
JM AB	1,064	33,429
KappAhl AB	859	5,408
Kinnevik AB Class B	4,681	152,933
Klovern AB	31,977	42,646
Kungsleden AB	10,340	71,193
L E Lundbergforetagen AB Class B	836	66,861
LeoVegas AB (d)	1,117	9,475
Lindab International AB	941	9,988
Loomis AB	1,092	43,402
Lundin Petroleum AB (b)	3,662	80,186
Magnolia Bostad AB (a)	206	2,076
Mekonomen AB	332	7,520
Modern Times Group MTG AB Class B	763	27,676
Mycronic AB (a)	842	11,561
NCC AB	1,296	30,754
NetEnt AB	2,577	20,011
New Wave Group AB	685	4,878
Nibe Industrier AB	5,299	53,431
Nobia AB	1,499	14,977
Nobina AB (d)	1,214	7,102
Nolato AB	284	13,714
Nordax Group AB (d)	1,391	8,198
Nordea Bank AB	56,226	763,752
Pandox AB	3,728	70,993
Paradox Interactive AB	375	3,925
Peab AB	2,734	30,188
Probi AB (a)	84	3,610
Ratos AB	3,193	15,637
RaySearch Laboratories AB (b)	395	8,489
Recipharm AB (a)	780	9,259
Resurs Holding AB (d)	1,533	10,856
Rezidor Hotel Group AB	389	1,561
Saab AB	945	48,075
Sandvik AB	21,571	372,584
SAS AB (a) (b)	1,704	5,471
Scandi Standard AB	631	4,633
Scandic Hotels Group AB (d)	1,143	15,700

The accompanying notes are an integral part of the financial statements.

56

MM Select Equity Asset Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Securitas AB Class B	6,460	$108,331
Skandinaviska Enskilda Banken AB Class A	27,090	357,578
Skanska AB Class B	6,266	145,190
SKF AB Class B	7,547	164,937
SkiStar AB	320	7,471
SSAB AB (b)	2,875	13,844
SSAB AB (b)	7,876	31,311
Starbreeze AB (a) (b)	3,853	5,373
Svenska Cellulosa AB Class B	9,000	76,249
Svenska Handelsbanken AB Class A	27,712	418,874
Sweco AB	1,137	27,856
Swedbank AB Class A	16,528	457,072
Swedish Match AB	3,433	120,517
Swedish Orphan Biovitrum AB (b)	2,450	37,834
Tele2 AB	7,186	82,305
Telefonaktiebolaget LM Ericsson Class B	59,206	341,626
Telia Co AB	45,851	216,185
Tethys Oil AB	487	3,723
Thule Group AB (d)	1,499	32,276
Tobii AB (a) (b)	1,446	8,714
Trelleborg AB	3,622	90,792
Victoria Park AB	1,555	5,925
Vitrolife AB	175	14,233
Volati AB	381	2,925
Volvo AB Class B	28,675	552,829
Wallenstam AB	9,797	97,581
Wihlborgs Fastigheter AB	3,766	92,205

		10,538,457

Switzerland — 2.4%
ABB Ltd. Registered	36,908	912,496
Adecco Group AG Registered	2,875	223,905
Allreal Holding AG	754	132,139
ALSO Holding AG Registered	78	11,021
APG SGA SA	20	8,341
Arbonia AG (a) (b)	523	9,345
Aryzta AG	1,378	42,327
Ascom Holding AG	487	10,716
Autoneum Holding AG	40	11,185
Bachem Holding AG Registered Class B	69	8,286
Baloise Holding AG Registered	1,001	158,569
Banque Cantonale Vaudoise	44	32,730
Barry Callebaut AG Registered	43	65,904
Basilea Pharmaceutica AG (b)	166	13,512
Bell Foods Group AG	19	8,833
BKW AG	196	11,776
Bobst Group SA	117	12,857
Bossard Holding AG	82	18,997
Bucher Industries AG	103	36,647
Burckhardt Compression Holding AG	50	15,647
Burkhalter Holding AG	55	7,015

	Number of Shares	Value
Cembra Money Bank AG	431	$37,703
Chocoladefabriken Lindt & Spruengli AG	18	102,635
Chocoladefabriken Lindt & Spruengli AG Registered	2	138,690
Chubb Ltd.	12,418	1,770,186
Cie Financiere Richemont SA Registered	9,664	883,228
Clariant AG	4,455	106,735
Coca-Cola HBC AG	3,293	111,533
Comet Holding AG Registered	100	14,816
Conzzeta AG	22	23,213
Credit Suisse Group AG Registered	44,918	711,109
Daetwyler Holding AG	116	18,354
dormakaba Holding AG	48	48,992
Dufry AG Registered (b)	637	101,294
EDAG Engineering Group AG	101	1,576
EFG International AG	1,469	12,723
Emmi AG	31	20,314
EMS-Chemie Holding AG Registered	146	97,195
Feintool International Holding AG	22	2,495
Flughafen Zuerich AG	297	67,206
Forbo Holding AG	18	28,737
GAM Holding Ltd.	2,413	37,445
Garmin Ltd.	2,858	154,246
Geberit AG Registered	706	333,993
Georg Fischer AG	62	76,514
Givaudan SA Registered	177	385,131
Gurit Holding AG	5	5,739
Helvetia Holding AG	89	48,376
Huber + Suhner AG	185	11,340
Idorsia Ltd. (b)	1,456	26,042
Implenia AG	251	16,605
Inficon Holding AG	23	14,965
Intershop Holding AG	14	6,940
Investis Holding SA	39	2,316
Julius Baer Group Ltd.	3,984	236,138
Kardex AG	88	10,479
Komax Holding AG	59	16,987
Kudelski SA	517	6,467
Kuehne & Nagel International AG Registered	1,027	190,161
LafargeHolcim Ltd. Registered	8,329	487,553
Leonteq AG (b)	119	7,297
Logitech International SA	2,316	84,451
Lonza Group AG Registered	1,423	373,260
Meyer Burger Technology AG (a) (b)	7,537	10,509
Mobilezone Holding AG	354	4,460
Mobimo Holding AG	339	91,594
Molecular Partners AG (b)	165	4,345
Nestle SA Registered	57,865	4,846,274
Novartis AG Registered	41,349	3,548,212
OC Oerlikon Corp. AG	3,115	47,981

The accompanying notes are an integral part of the financial statements.

57

MM Select Equity Asset Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Oriflame Holding AG	592	$20,217
Orior AG	79	6,121
Panalpina Welttransport Holding AG (a)	149	21,837
Pargesa Holding SA	641	53,342
Partners Group Holding AG	303	205,859
PSP Swiss Property AG	2,178	200,640
Rieter Holding AG	44	9,366
Roche Holding AG	13,059	3,333,723
Santhera Pharmaceutical Holding AG (a) (b)	73	2,964
Schindler Holding AG	767	169,425
Schindler Holding AG Registered	396	85,270
Schmolz + Bickenbach AG (b)	6,344	5,831
Schweiter Technologies AG	15	19,256
SFS Group AG	252	30,722
SGS SA Registered	96	230,299
Siegfried Holding AG	51	16,788
Sika AG	39	290,181
Sonova Holding AG Registered	919	155,928
St Galler Kantonalbank AG	40	18,423
Straumann Holding AG	189	121,588
Sulzer AG	206	24,357
Sunrise Communications Group AG (d)	505	41,639
The Swatch Group AG	544	226,288
The Swatch Group AG Registered	875	69,788
Swiss Life Holding AG Registered	622	219,101
Swiss Prime Site AG Registered	3,989	358,624
Swiss Re AG	5,953	539,282
Swisscom AG Registered	461	236,251
Swissquote Group Holding SA	132	4,956
Tecan Group AG	172	35,609
Temenos Group AG Registered	875	89,404
Transocean Ltd. (a) (b)	9,273	99,777
U-Blox AG	93	18,371
UBS Group AG Registered	67,823	1,159,171
Valiant Holding AG	247	26,838
Valora Holding AG	40	14,004
VAT Group AG (d)	303	41,937
Vifor Pharma AG	875	103,424
Vontobel Holding AG	363	23,352
VZ Holding AG	35	11,168
Walter Meier AG Registered	65	2,725
Ypsomed Holding AG (a)	58	8,979
Zehnder Group AG	144	5,059
Zurich Insurance Group AG	2,800	855,111

		26,349,797

Taiwan — 0.8%
Acer, Inc.	46,000	23,013
Advanced Semiconductor Engineering, Inc.	93,529	114,718
Advantech Co. Ltd.	5,287	37,753

	Number of Shares	Value
Asia Cement Corp.	36,000	$31,796
Asia Pacific Telecom Co. Ltd. (b)	31,000	10,447
Asustek Computer	10,000	82,443
AU Optronics Corp.	115,000	46,172
Catcher Technology Co. Ltd.	9,000	84,078
Cathay Financial Holding Co. Ltd.	118,754	188,810
Chang Hwa Commercial Bank Ltd.	66,150	35,805
Cheng Shin Rubber Industry Co. Ltd.	29,000	58,130
Chicony Electronics Co. Ltd.	8,040	19,114
China Airlines Ltd. (b)	38,000	14,363
China Development Financial Holding Corp.	196,000	58,860
China Life Insurance Co. Ltd.	47,960	45,219
China Steel Corp.	175,000	140,534
Chunghwa Telecom Co. Ltd.	53,000	182,486
Compal Electronics, Inc.	65,000	46,231
CTBC Financial Holding Co. Ltd.	248,000	155,416
Delta Electronics, Inc.	27,036	139,420
E.Sun Financial Holding Co. Ltd.	124,775	74,538
Eclat Textile Co. Ltd.	2,040	24,851
Eva Airways Corp.	28,840	14,099
Evergreen Marine Corp. Taiwan Ltd. (b)	30,000	17,323
Far Eastern New Century Corp.	48,000	38,021
Far EasTone Telecommunications Co. Ltd.	22,000	52,312
Feng TAY Enterprise Co. Ltd.	5,000	22,796
First Financial Holding Co. Ltd.	129,540	83,215
Formosa Chemicals & Fibre Corp.	41,000	124,785
Formosa Petrochemical Corp.	19,000	65,484
Formosa Plastics Corp.	59,000	178,796
Formosa Taffeta Co. Ltd.	11,000	11,076
Foxconn Technology Co. Ltd.	14,000	40,442
Fubon Financial Holding Co. Ltd.	97,071	151,750
Giant Manufacturing Co. Ltd.	4,000	18,832
Globalwafers Co. Ltd.	3,000	29,380
Highwealth Construction Corp.	14,000	18,622
Hiwin Technologies Corp.	3,060	27,077
Hon Hai Precision Industry Co. Ltd.	222,016	771,742
Hotai Motor Co. Ltd.	4,032	46,562
HTC Corp. (b)	9,000	22,533
Hua Nan Financial Holdings Co. Ltd.	98,700	53,588
Innolux Corp.	125,000	58,345
Inventec Corp.	38,000	28,131
Largan Precision Co. Ltd.	1,241	219,940
Lite On Technology Corp.	32,000	45,807
MediaTek, Inc.	21,000	197,818
Mega Financial Holding Co. Ltd.	152,000	119,101
Merida Industry Co. Ltd.	3,000	13,100
Micro-Star International Co. Ltd.	10,339	22,287
Nan Ya Plastics Corp.	68,000	167,532
Nanya Technology Corp.	11,000	31,210
Nien Made Enterprise Co. Ltd.	2,000	20,575

The accompanying notes are an integral part of the financial statements.

58

MM Select Equity Asset Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Novatek Microelectronics Corp.	8,000	$30,112
Pegatron Corp.	29,000	75,480
Phison Electronics Corp.	1,826	21,746
Pou Chen Corp.	30,000	37,706
Powertech Technology, Inc.	10,000	28,871
President Chain Store Corp.	8,000	67,494
Quanta Computer, Inc.	40,000	92,326
Realtek Semiconductor Corp.	6,000	20,718
Ruentex Development Co. Ltd. (b)	13,200	12,135
Ruentex Industries Ltd.	8,000	11,872
Shin Kong Financial Holding Co. Ltd.	127,000	38,104
Siliconware Precision Industries Co. Ltd.	29,000	46,409
SinoPac Financial Holdings Co. Ltd.	141,795	42,502
Standard Foods Corp.	8,320	20,332
Synnex Technology International Corp.	19,000	22,876
TaiMed Biologics, Inc. (b)	2,985	18,946
Taishin Financial Holding Co. Ltd.	134,542	57,939
Taiwan Business Bank	59,740	16,281
Taiwan Cement Corp.	50,000	55,734
Taiwan Cooperative Financial Holding Co. Ltd.	114,330	59,052
Taiwan Fertilizer Co. Ltd.	11,000	14,252
Taiwan High Speed Rail Corp.	28,000	22,244
Taiwan Mobile Co. Ltd.	23,000	81,987
Taiwan Semiconductor Manufacturing Co. Ltd.	348,934	2,509,578
Teco Electric and Machinery Co. Ltd.	30,000	26,882
Transcend Information, Inc.	3,000	8,494
Uni-President Enterprises Corp.	69,000	144,491
United Microelectronics Corp.	170,000	85,161
Vanguard International Semiconductor Corp.	12,000	20,715
Wistron Corp.	40,154	32,215
WPG Holdings Ltd.	20,000	26,681
Yuanta Financial Holding Co. Ltd.	145,000	62,487
Yulon Motor Co. Ltd.	15,000	12,848

		8,151,148

Thailand — 0.1%
Advanced Info Service PCL	14,500	83,058
Airports of Thailand PCL	59,100	104,757
Bangkok Bank PCL	2,900	16,221
Bangkok Dusit Medical Services PCL	50,200	30,861
Bangkok Expressway & Metro PCL	93,200	22,507
Banpu PCL	26,400	13,936
BEC World PCL	10,500	5,151
Berli Jucker PCL	14,600	23,102
BTS Group Holdings PCL	79,300	20,330
Bumrungrad Hospital PCL	4,800	30,990
Central Pattana PCL	18,200	42,561
Charoen Pokphand Foods PCL	36,700	29,455

	Number of Shares	Value
CP ALL PCL	68,800	$137,713
Delta Electronics Thailand PCL	6,400	16,766
Electricity Generating PCL	1,800	12,681
Energy Absolute PCL	15,200	17,460
Glow Energy PCL	6,900	18,459
Home Product Center PCL	53,500	19,585
Indorama Ventures PCL	20,300	25,721
IRPC PCL	139,300	26,304
Kasikornbank PCL Sponsored ADR	25,200	156,680
KCE Electronics PCL	3,500	10,496
Krung Thai Bank PCL	47,400	26,732
Minor International PCL	27,900	34,082
PTT Exploration & Production PCL	18,500	49,714
PTT Global Chemical PCL	29,200	67,537
PTT PCL	14,800	181,256
Robinson Department Store PCL	6,800	13,154
The Siam Cement PCL	6,000	90,010
The Siam Commercial Bank PCL	24,400	112,087
Thai Oil PCL	11,000	30,559
Thai Union Group PCL	25,900	15,526
TMB Bank PCL	178,100	13,458
True Corp. PCL (b)	135,700	24,866

		1,523,775

Turkey — 0.1%
Akbank Turk AS	30,153	79,643
Anadolu Efes Biracilik Ve Malt Sanayii AS	3,125	18,349
Arcelik AS	3,324	21,209
Aselsan Elektronik Sanayi Ve Ticaret AS	3,344	24,723
BIM Birlesik Magazalar AS	3,089	64,416
Coca-Cola Icecek AS	1,282	13,417
Emlak Konut Gayrimenkul Yatirim Ortakligi AS (b)	28,837	21,694
Eregli Demir ve Celik Fabrikalari TAS	18,909	41,023
Ford Otomotiv Sanayi AS	1,074	13,745
Haci Omer Sabanci Holding AS	12,981	36,526
Koc Holding AS	10,438	47,920
Petkim Petrokimya Holding AS	8,319	13,991
TAV Havalimanlari Holding AS	2,904	14,384
Tofas Turk Otomobil Fabrikasi AS	1,835	15,907
Tupras-Turkiye Petrol Rafinerileri AS	1,821	62,265
Turk Hava Yollari AO (b)	8,488	20,843
Turk Telekomunikasyon AS (b)	8,019	15,297
Turkcell Iletisim Hizmetleri AS	12,598	44,918
Turkiye Garanti Bankasi AS	31,952	86,880
Turkiye Halk Bankasi AS	9,074	30,875
Turkiye Is Bankasi	22,870	43,559
Turkiye Sise ve Cam Fabrikalari AS	12,024	13,864
Turkiye Vakiflar Bankasi TAO	10,654	18,769
Ulker Biskuvi Sanayi AS	1,897	10,303

The accompanying notes are an integral part of the financial statements.

59

MM Select Equity Asset Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Yapi ve Kredi Bankasi AS (b)	10,715	$13,004

		787,524

United Arab Emirates — 0.1%
Abu Dhabi Commercial Bank PJSC	30,969	59,883
Aldar Properties PJSC	50,318	31,972
DAMAC Properties Dubai Co. PJSC	28,006	28,981
DP World Ltd.	2,516	56,502
Dubai Islamic Bank PJSC	19,781	32,590
DXB Entertainments PJSC (b)	49,084	10,159
Emaar Malls PJSC	30,757	19,523
Emaar Properties PJSC	51,555	119,209
Emirates Telecommunications Group Co. PJSC	25,200	118,803
First Abu Dhabi Bank PJSC	20,171	56,024
NMC Health PLC	1,223	45,143

		578,789

United Kingdom — 5.5%
3i Group PLC	17,129	209,590
888 Holdings PLC	3,025	10,409
AA PLC	8,798	19,985
Abcam PLC	2,720	37,181
Acacia Mining PLC	2,251	5,841
Admiral Group PLC	3,567	86,911
Advanced Medical Solutions Group PLC	2,837	11,014
Aggreko PLC	3,823	48,139
Aldermore Group PLC (b)	3,914	12,083
Allied Minds PLC (b)	3,431	6,206
Amdocs Ltd.	3,441	221,325
AMEC PLC	5,760	39,331
Amerisur Resources PLC (a) (b)	12,959	3,604
Anglo American PLC	24,029	431,388
Antofagasta PLC	6,090	77,468
AO World PLC (b)	4,442	6,638
Aon PLC	6,949	1,015,249
ARRIS International PLC (b)	4,190	119,373
Arrow Global Group PLC	2,700	15,477
Ascential PLC	5,997	27,637
Ashmore Group PLC	5,582	25,397
Ashtead Group PLC	8,767	211,619
ASOS PLC (b)	810	64,650
Associated British Foods PLC	6,678	285,953
Assura PLC	98,386	82,708
AstraZeneca PLC	23,493	1,566,188
Atlassian Corp. PLC Class A (b)	1,730	60,810
Auto Trader Group PLC (d)	14,856	78,145
Aveva Group PLC	910	29,695
Aviva PLC	74,603	514,883
Babcock International Group PLC	5,651	62,668
BAE Systems PLC	58,261	493,067
Balfour Beatty PLC	10,178	36,721
Barclays PLC	315,853	819,639

	Number of Shares	Value
Barratt Developments PLC	18,802	$154,835
BBA Aviation PLC	15,208	60,822
Beazley PLC	7,830	50,316
Bellway PLC	1,800	79,529
The Berkeley Group Holdings PLC	2,362	117,653
BGEO Group PLC	578	25,252
BHP Billiton PLC	39,044	687,898
Biffa PLC (d)	4,131	12,994
Big Yellow Group PLC	8,087	81,986
Blue Prism Group PLC (b)	565	7,617
Bodycote PLC	2,849	34,994
boohoo.com plc (b)	9,524	26,997
Booker Group PLC	25,294	69,509
Bovis Homes Group PLC	1,974	28,940
BP PLC	365,663	2,337,923
Brewin Dolphin Holdings PLC	4,604	21,556
British American Tobacco PLC	42,737	2,671,950
The British Land Co. PLC	61,071	492,973
Britvic PLC	3,967	40,165
BT Group PLC	155,356	591,065
BTG PLC (b)	5,757	52,182
Bunzl PLC	6,746	205,078
Burberry Group PLC	7,542	178,162
Burford Capital Ltd.	2,808	38,960
Cairn Energy PLC (b)	8,240	21,166
Capita PLC	13,391	101,393
Capital & Counties Properties PLC	41,133	145,948
Capital & Regional PLC	19,271	14,655
Card Factory PLC	4,436	18,315
Cardtronics PLC Class A (b)	1,189	27,359
Carillion PLC (a)	7,035	4,831
Carnival PLC	3,343	212,725
Centamin PLC	16,087	31,182
Centrica PLC	103,283	258,835
Chemring Group PLC	3,950	9,530
Chesnara PLC	2,428	12,825
Cineworld Group PLC	2,951	26,806
Civitas Social Housing PLC	4,989	7,454
Clinigen Healthcare Ltd. (b)	1,560	22,309
Close Brothers Group PLC	2,214	43,795
CMC Markets PLC (d)	1,589	3,449
Cobham PLC	41,503	81,036
Coca-Cola European Partners PLC	4,096	171,803
Compass Group PLC	29,332	622,743
ConvaTec Group PLC (d)	24,279	89,138
Conviviality PLC	2,445	13,497
Costain Group PLC	1,743	10,470
Countryside Properties PLC (d)	4,936	22,967
Countrywide PLC (b)	2,072	3,001
Crest Nicholson Holdings plc	3,773	27,960
Croda International PLC	2,618	133,078
Custodian Reit PLC	12,944	19,990
CVS Group PLC	812	15,810

The accompanying notes are an integral part of the financial statements.

60

MM Select Equity Asset Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
CYBG PLC (b)	13,297	$54,138
Daejan Holdings PLC	185	14,278
Daily Mail & General Trust PLC	4,309	37,449
Dairy Crest Group PLC	1,922	15,827
Dart Group PLC	1,317	9,476
De La Rue PLC	1,399	12,157
Debenhams PLC	15,839	10,506
Dechra Pharmaceuticals PLC	1,421	38,863
Delphi Automotive PLC	6,345	624,348
Derwent London PLC	5,521	206,715
DFS Furniture PLC	3,259	9,607
Diageo PLC	46,790	1,538,196
Dialight PLC (b)	348	3,685
Dialog Semiconductor PLC (b)	1,163	51,402
Dignity PLC	756	23,363
Diploma PLC	1,796	25,608
Direct Line Insurance Group PLC	22,299	108,664
Dixons Carphone PLC	20,714	53,746
Domino’s Pizza Group PLC	6,979	29,014
Drax Group PLC	5,843	24,374
DS Smith PLC	14,726	97,275
Dunelm Group PLC	1,324	12,552
easyJet PLC	3,657	59,703
EI Group PLC (b)	7,151	13,199
Electrocomponents PLC	6,587	54,823
Elementis PLC	6,653	24,154
EMIS Group PLC	810	10,012
Empiric Student Property PLC	29,742	40,355
EnQuest PLC (b)	14,883	5,547
Ensco PLC Class A (a)	7,946	47,438
Equiniti Group PLC (d)	4,481	18,085
Eros International PLC (a) (b)	716	10,239
Essentra PLC	3,821	28,292
esure Group PLC	4,294	16,244
Evraz PLC	5,086	21,366
Experian PLC	18,106	363,745
F&C UK Real Estate Investment Ltd.	10,185	14,467
Faroe Petroleum PLC (b)	4,450	5,852
Fenner PLC	2,683	12,127
Ferguson PLC	4,774	313,253
Ferrexpo PLC	4,615	18,076
Fevertree Drinks PLC	1,383	40,537
Firstgroup PLC (b)	17,877	28,029
Forterra PLC (d)	2,814	10,494
Foxtons Group PLC	3,581	3,251
Fresnillo PLC	4,628	87,129
G4S PLC	28,112	104,852
Galliford Try PLC	1,169	21,195
GB Group PLC	1,832	9,035
GCP Student Living PLC	16,364	31,794
Genus PLC	882	24,813
GKN PLC	31,757	147,413
GlaxoSmithKline PLC	91,302	1,821,349

	Number of Shares	Value
Glencore PLC	226,736	$1,039,402
Go-Ahead Group PLC	689	15,724
Gocompare.Com Group PLC	3,920	5,494
Grainger PLC	23,126	83,116
Great Portland Estates PLC	18,281	149,794
Greene King PLC	4,436	32,490
Greggs PLC	1,457	24,347
GVC Holdings PLC	4,104	45,152
Halfords Group PLC	2,777	13,044
Halma PLC	5,502	82,584
Hammerson PLC	46,442	334,234
Hansteen Holdings PLC	42,927	79,395
Hargreaves Lansdown PLC	4,471	88,683
Hastings Group Holdings Ltd. (d)	4,095	16,716
Hays PLC	20,280	51,477
Helical PLC	5,109	20,578
Hikma Pharmaceuticals PLC	3,142	51,029
Hill & Smith Holdings PLC	1,244	21,080
Hochschild Mining PLC	3,673	11,291
HomeServe PLC	4,086	45,556
Hostelworld Group Plc (d)	1,317	6,340
Hotel Chocolat Group Ltd. (b)	612	2,514
Howden Joinery Group PLC	9,260	53,530
HSBC Holdings PLC	373,489	3,686,891
Hunting PLC (b)	2,279	14,511
Hurricane Energy PLC (a) (b)	21,732	9,556
Ibstock PLC (d)	5,746	17,535
IG Group Holdings PLC	5,503	47,272
Imagination Technologies Group PLC (a) (b)	4,585	10,327
IMI PLC	4,799	80,030
Imperial Brands PLC	17,738	756,925
Inchcape PLC	6,375	73,730
Indivior PLC (b)	10,888	49,691
Informa PLC	12,172	109,721
Inmarsat PLC	7,796	67,233
InterContinental Hotels Group PLC	3,611	190,555
Intermediate Capital Group PLC	4,369	54,805
International Game Technology PLC	2,556	62,750
International Personal Finance PLC	3,027	8,512
International Seaways, Inc. (b)	770	15,169
Interserve PLC	1,978	3,137
Intertek Group PLC	2,778	185,621
Intu Properties PLC (a)	52,407	161,884
Investec PLC	13,677	99,975
iomart Group PLC	1,196	5,324
IQE PLC (b)	9,173	15,338
ITE Group PLC	3,635	8,755
ITV PLC	72,640	170,069
IWG PLC	10,446	43,327
J D Wetherspoon PLC	1,094	18,407
J Sainsbury PLC	33,740	107,570
Jackpotjoy PLC (a) (b)	800	8,672

The accompanying notes are an integral part of the financial statements.

61

MM Select Equity Asset Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
JD Sports Fashion PLC	6,594	$33,103
Jimmy Choo PLC (b)	1,188	3,654
John Laing Group PLC (d)	5,902	22,553
John Menzies PLC	1,228	11,840
John Wood Group PLC	5,607	51,134
Johnson Matthey PLC	3,210	147,229
JRP Group PLC	8,006	15,771
Jupiter Fund Management PLC	6,419	47,488
Just Eat PLC (b)	8,141	72,994
Kainos Group PLC	919	3,594
KAZ Minerals PLC (b)	3,476	36,087
KCOM Group PLC	7,173	9,515
Keller Group PLC	993	10,892
Kennedy Wilson Europe Real Estate PLC	3,964	57,792
Keywords Studios PLC	641	11,904
Kier Group PLC	1,552	24,188
Kingfisher PLC	37,342	149,387
Ladbrokes Coral Group PLC	19,945	32,633
Laird PLC	7,768	14,860
Land Securities Group PLC	43,327	565,069
Legal & General Group PLC	114,911	400,236
LivaNova PLC (b)	1,262	88,416
Lloyds Banking Group PLC	1,340,351	1,216,604
London Stock Exchange Group PLC	5,971	306,741
LondonMetric Property PLC	35,897	79,950
Lonmin PLC (a) (b)	3,873	3,656
Lookers PLC	4,314	6,937
Luceco PLC (d)	1,160	3,560
Majestic Wine PLC	908	4,298
Man Group PLC	25,267	56,856
Marks & Spencer Group PLC	32,457	153,712
Marshalls PLC	2,923	17,079
Marston’s PLC	8,076	11,764
McCarthy & Stone PLC (d)	7,250	14,524
Mediclinic International PLC (a)	7,881	68,696
Meggitt PLC	12,018	83,913
Melrose Industries PLC	28,328	80,789
Merlin Entertainments PLC (d)	12,144	72,541
Metro Bank PLC (b)	1,111	50,321
Michael Kors Holdings Ltd. (b)	3,401	162,738
Micro Focus International PLC	8,542	273,261
Mitchells & Butlers PLC	2,893	9,769
Mitie Group PLC	5,195	17,813
Mondi PLC	6,260	168,330
Moneysupermarket.com Group PLC	8,222	35,048
Morgan Advanced Materials PLC	4,059	16,917
N Brown Group PLC	2,162	10,175
National Express Group PLC	7,216	34,221
National Grid PLC	63,593	787,319
NCC Group PLC	4,210	12,214
NewRiver REIT PLC	16,200	73,527
NEX Group PLC	4,735	42,031

	Number of Shares	Value
Next PLC	2,515	$177,288
Nielsen Holdings PLC	8,463	350,791
Noble Corp. PLC (b)	6,390	29,394
Northgate PLC	1,847	10,737
Nostrum Oil & Gas PLC (b)	1,209	6,579
Novae Group PLC	919	8,791
Novocure Ltd. (a) (b)	1,509	29,954
Ocado Group PLC (a) (b)	8,077	31,684
Old Mutual PLC	91,624	238,715
OM Asset Management PLC	1,955	29,169
On the Beach Group PLC (d)	1,705	9,022
OneSavings Bank PLC	2,223	12,009
Ophir Energy PLC (b)	10,105	9,818
Oxford Immunotec Global PLC (b)	558	9,374
Oxford Instruments PLC	755	9,808
Pagegroup PLC	4,623	30,849
Pan African Resources PLC	31,577	5,495
Pantheon Resources PLC (a) (b)	2,888	1,965
The Paragon Banking Group PLC	4,100	24,157
Paysafe Group PLC (b)	6,950	54,287
Pearson PLC	16,447	134,886
Pendragon PLC	22,888	9,813
Pennon Group PLC	6,216	66,365
Persimmon PLC	5,305	183,555
Petrofac Ltd.	3,582	21,648
Pets at Home Group Plc	4,825	13,818
Phoenix Spree Deutschland Ltd.	3,463	15,334
Photo-Me International PLC	4,013	9,361
Playtech PLC	4,395	54,133
Polypipe Group plc	2,801	15,826
Premier Foods PLC (b)	9,741	5,482
Premier Oil PLC (a) (b)	7,003	6,287
Primary Health Properties PLC	30,348	49,714
Provident Financial PLC	2,918	32,524
Prudential PLC	48,305	1,156,641
Purplebricks Group PLC (b)	3,262	16,940
PZ Cussons PLC	3,896	16,664
QinetiQ Group PLC	8,420	27,858
Quotient Ltd. (a) (b)	675	3,328
Randgold Resources Ltd.	1,779	173,690
Rank Group PLC	2,933	8,724
Rathbone Brothers PLC	764	26,596
Reckitt Benckiser Group PLC	12,377	1,130,946
Redde PLC	3,981	9,603
Redefine International PLC	72,978	37,159
Redrow PLC	3,205	25,448
Regional REIT Ltd. (d)	9,682	13,623
RELX PLC	19,449	426,685
Renewi PLC	11,732	15,996
Renishaw PLC	522	33,359
Rentokil Initial PLC	26,426	106,539
The Restaurant Group PLC	2,712	10,973
Restore PLC	1,476	10,354

The accompanying notes are an integral part of the financial statements.

62

MM Select Equity Asset Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Rightmove PLC	1,361	$73,775
Rio Tinto PLC	22,871	1,064,630
Rolls-Royce Holdings PLC	31,876	378,939
Rotork PLC	13,091	45,736
Rowan Cos. PLC Class A (b)	3,045	39,128
Royal Bank of Scotland Group PLC (b)	65,762	236,478
Royal Dutch Shell PLC Class A	83,229	2,508,104
Royal Dutch Shell PLC Class B	69,621	2,140,975
Royal Mail PLC	17,806	91,674
RPC Group PLC	6,216	82,511
RPS Group PLC	3,108	12,016
RSA Insurance Group PLC	19,447	162,363
SafeCharge International Group Ltd.	667	2,556
Safestore Holdings PLC	11,289	66,136
Saga PLC	16,397	43,596
The Sage Group PLC	18,452	172,837
Savills PLC	2,130	26,588
Scapa Group PLC	1,944	11,515
Schroder REIT Ltd.	27,435	22,615
Schroders PLC	2,462	110,793
Segro PLC	56,583	406,778
Senior PLC	5,988	22,139
Serco Group PLC (b)	15,266	23,607
Severn Trent PLC	4,356	126,855
Shaftesbury PLC	12,331	167,884
Shire PLC	16,731	852,342
SIG PLC	8,561	20,410
Sirius Minerals PLC (b)	59,751	20,401
Sky PLC	19,234	235,973
Smart Metering Systems PLC	1,063	9,893
Smith & Nephew PLC	16,540	299,071
Smiths Group PLC	6,992	147,941
Soco International PLC	2,825	4,373
Softcat PLC	1,739	9,799
SolGold PLC (b)	10,166	4,565
Sophos Group PLC (d)	3,979	29,305
Sound Energy PLC (a) (b)	9,553	6,240
Spectris PLC	1,812	58,523
Spirax-Sarco Engineering PLC	1,065	78,857
Spire Healthcare Group PLC (d)	4,549	13,738
Sports Direct International PLC (b)	3,677	20,228
SSE PLC	18,553	347,223
SSP Group Plc	7,060	50,857
St Modwen Properties PLC	2,686	13,455
St. James’s Place PLC	10,569	162,479
Staffline Group PLC	297	4,637
Stagecoach Group PLC	6,546	14,986
Stallergenes Greer PLC (b)	63	3,188
Standard Chartered PLC (b)	60,421	600,537
Standard Life Aberdeen PLC	51,568	299,635
Standard Life Investment Property, Income Trust Ltd.	20,609	25,335

	Number of Shares	Value
STERIS PLC	1,981	$175,120
Stobart Group Ltd.	4,902	17,760
Stock Spirits Group PLC	2,617	8,439
SuperGroup PLC	815	18,566
Synthomer PLC	3,701	24,218
TalkTalk Telecom Group PLC (a)	7,307	20,529
Target Healthcare REIT Ltd.	9,155	14,353
Tate & Lyle PLC	10,003	86,934
Taylor Wimpey PLC	60,883	159,501
Ted Baker PLC	468	16,620
Telecom Plus PLC	886	12,894
Telford Homes PLC	1,013	5,410
Telit Communications PLC (a)	1,242	2,919
Tesco PLC (b)	156,787	393,237
Thomas Cook Group PLC	21,092	34,006
TORM PLC	387	3,903
TP ICAP PLC	8,278	58,164
Travis Perkins PLC	5,187	100,654
Tritax Big Box REIT PLC	74,908	142,949
Tullow Oil PLC (b)	20,833	51,963
UBM PLC	5,832	53,342
Ultra Electronics Holdings PLC	1,025	24,696
Unilever PLC	23,815	1,378,459
The UNITE Group PLC	12,825	118,159
United Utilities Group PLC	13,642	156,223
Vectura Group PLC (b)	8,490	12,112
Vedanta Resources PLC	1,356	15,849
Vesuvius PLC	3,147	24,883
Victoria PLC (b)	897	7,543
Victrex PLC	1,339	42,547
Virgin Money Holdings UK PLC	4,066	15,624
Vodafone Group PLC	493,988	1,383,696
Watkin Jones PLC	2,694	7,906
The Weir Group PLC	3,446	90,753
WH Smith PLC	1,647	44,609
Whitbread PLC	3,679	185,681
William Hill PLC	12,909	43,662
Wm Morrison Supermarkets PLC	40,129	125,899
Workspace Group PLC	6,645	79,092
Worldpay Group PLC (d)	34,675	189,116
WPP PLC	23,078	428,365
Zeal Network SE	108	3,313
ZPG PLC (d)	4,449	21,565

		59,556,244

United States — 57.9%
1-800-Flowers.com, Inc. Class A (b)	711	7,003
1st Source Corp.	426	21,641
2U, Inc. (a) (b)	1,144	64,110
3D Systems Corp. (a) (b)	2,852	38,188
3M Co.	12,889	2,705,401
8x8, Inc. (b)	2,312	31,212
A. Schulman, Inc.	748	25,544
A.O. Smith Corp.	3,406	202,419

The accompanying notes are an integral part of the financial statements.

63

MM Select Equity Asset Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
A10 Networks, Inc. (b)	1,296	$9,798
AAC Holdings, Inc. (a) (b)	391	3,883
AAON, Inc.	1,086	37,440
AAR Corp.	850	32,113
Aaron’s, Inc.	1,653	72,120
Abaxis, Inc.	575	25,674
Abbott Laboratories	45,170	2,410,271
AbbVie, Inc.	35,400	3,145,644
Abeona Therapeutics, Inc. (a) (b)	645	10,997
Abercrombie & Fitch Co. Class A	1,784	25,761
ABIOMED, Inc. (b)	971	163,711
ABM Industries, Inc.	1,457	60,771
Abraxas Petroleum Corp. (b)	4,025	7,567
Acacia Communications, Inc. (a) (b)	483	22,749
Acacia Research Corp. (b)	1,339	6,092
Acadia Healthcare Co., Inc. (a) (b)	1,859	88,786
ACADIA Pharmaceuticals, Inc. (a) (b)	2,287	86,151
Acadia Realty Trust	5,513	157,782
Accelerate Diagnostics, Inc. (a) (b)	682	15,311
Acceleron Pharma, Inc. (b)	840	31,349
Access National Corp.	393	11,263
Acco Brands Corp. (b)	2,832	33,701
Accuray, Inc. (b)	2,007	8,028
Aceto Corp.	763	8,568
Achaogen, Inc. (a) (b)	760	12,122
Achillion Pharmaceuticals, Inc. (b)	3,095	13,897
ACI Worldwide, Inc. (b)	3,043	69,320
Aclaris Therapeutics, Inc. (b)	532	13,731
ACNB Corp.	170	4,709
Acorda Therapeutics, Inc. (b)	1,134	26,819
Activision Blizzard, Inc.	19,747	1,273,879
Actua Corp. (b)	820	12,546
Actuant Corp. Class A	1,554	39,782
Acuity Brands, Inc.	990	169,567
Acushnet Holdings Corp. (a)	593	10,532
Acxiom Corp. (b)	2,039	50,241
Adamas Pharmaceuticals, Inc. (a) (b)	342	7,240
Adams Resources & Energy, Inc.	67	2,781
Addus HomeCare Corp. (b)	200	7,060
Adobe Systems, Inc. (b)	13,189	1,967,535
Adtalem Global Education, Inc.	1,624	58,220
ADTRAN, Inc.	1,274	30,576
Aduro Biotech, Inc. (b)	1,073	11,427
Advance Auto Parts, Inc.	1,684	167,053
Advanced Disposal Services, Inc. (b)	1,134	28,565
Advanced Drainage Systems, Inc.	925	18,731
Advanced Emissions Solutions, Inc. (a)	516	5,661
Advanced Energy Industries, Inc. (b)	1,036	83,667
Advanced Micro Devices, Inc. (a) (b)	19,520	248,880
AdvanSix, Inc. (b)	783	31,124
Advaxis, Inc. (a) (b)	971	4,059

	Number of Shares	Value
The Advisory Board Co. (b)	1,054	$56,521
AECOM (b)	3,674	135,240
Aegion Corp. (b)	878	20,440
Aerie Pharmaceuticals, Inc. (b)	793	38,540
Aerohive Networks, Inc. (b)	936	3,828
Aerojet Rocketdyne Holdings, Inc. (b)	1,808	63,298
Aerovironment, Inc. (b)	540	29,225
AES Corp.	15,646	172,419
Aetna, Inc.	8,652	1,375,755
Affiliated Managers Group, Inc.	1,336	253,613
Aflac, Inc.	10,366	843,689
AG Mortgage Investment Trust, Inc.	740	14,238
AGCO Corp.	1,576	116,262
Agenus, Inc. (a) (b)	1,970	8,688
Agilent Technologies, Inc.	7,643	490,681
Agilysys, Inc. (b)	432	5,162
Agios Pharmaceuticals, Inc. (b)	983	65,615
AGNC Investment Corp.	8,986	194,816
Agree Realty Corp.	1,769	86,823
AgroFresh Solutions, Inc. (b)	585	4,113
Aimmune Therapeutics, Inc. (a) (b)	930	23,055
Air Lease Corp.	2,283	97,301
Air Products & Chemicals, Inc.	5,707	863,013
Air Transport Services Group, Inc. (b)	1,359	33,078
AK Steel Holding Corp. (a) (b)	8,233	46,022
Akamai Technologies, Inc. (b)	3,993	194,539
Akcea Therapeutics, Inc. (a) (b)	389	10,764
Akebia Therapeutics, Inc. (b)	969	19,060
Akorn, Inc. (b)	2,120	70,363
Alamo Group, Inc.	249	26,735
Alarm.com Holdings, Inc. (b)	531	23,991
Alaska Air Group, Inc.	2,849	217,293
Albany International Corp. Class A	751	43,107
Albemarle Corp.	2,612	356,042
Alcoa Corp.	4,376	204,009
Alder Biopharmaceuticals, Inc. (b)	1,237	15,153
Alere, Inc. (b)	2,035	103,765
Alexander & Baldwin, Inc.	1,224	56,708
Alexander’s, Inc.	141	59,797
Alexandria Real Estate Equities, Inc.	5,880	699,544
Alexion Pharmaceuticals, Inc. (b)	5,809	814,945
Alico, Inc.	92	3,142
Align Technology, Inc. (b)	1,881	350,374
Alleghany Corp. (b)	352	195,012
Allegheny Technologies, Inc. (a)	2,836	67,780
Allegiance Bancshares, Inc. (b)	303	11,150
Allegiant Travel Co.	328	43,198
ALLETE, Inc.	1,331	102,873
Alliance Data Systems Corp.	1,149	254,561
Alliant Energy Corp.	5,397	224,353
Allied Motion Technologies, Inc.	181	4,587

The accompanying notes are an integral part of the financial statements.

64

MM Select Equity Asset Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Allison Transmission Holdings, Inc.	3,159	$118,557
Allscripts Healthcare Solutions, Inc. (b)	4,730	67,308
The Allstate Corp.	9,721	893,457
Ally Financial, Inc.	10,686	259,242
Almost Family, Inc. (b)	333	17,882
Alnylam Pharmaceuticals, Inc. (b)	1,893	222,409
Alphabet, Inc. Class A (b)	6,616	6,442,132
Alphabet, Inc. Class C (b)	6,721	6,446,178
Alteryx, Inc. Class A (a) (b)	213	4,339
Altisource Residential Corp.	1,306	14,510
Altra Industrial Motion Corp.	752	36,171
Altria Group, Inc.	42,954	2,724,143
AMAG Pharmaceuticals, Inc. (b)	920	16,974
Amazon.com, Inc. (b)	8,832	8,490,643
Ambac Financial Group, Inc. (b)	1,186	20,470
Amber Road, Inc. (b)	544	4,178
AMC Entertainment Holdings, Inc. Class A (a)	1,443	21,212
AMC Networks, Inc. Class A (b)	1,269	74,198
Amedisys, Inc. (b)	742	41,522
AMERCO	119	44,613
Ameren Corp.	5,744	332,233
Ameresco, Inc. Class A (b)	232	1,810
America’s Car-Mart, Inc. (b)	182	7,485
American Airlines Group, Inc.	10,441	495,843
American Assets Trust, Inc.	2,627	104,476
American Axle & Manufacturing Holdings, Inc. (b)	2,177	38,272
American Campus Communities, Inc.	8,546	377,306
American Eagle Outfitters, Inc.	4,231	60,503
American Electric Power Co., Inc.	13,152	923,796
American Equity Investment Life Holding Co.	2,257	65,634
American Express Co.	19,602	1,773,197
American Financial Group, Inc.	1,663	172,037
American Homes 4 Rent	15,224	330,513
American International Group, Inc.	24,043	1,476,000
American National Bankshares, Inc.	186	7,663
American National Insurance Co.	172	20,310
American Outdoor Brands Corp. (b)	1,460	22,265
American Public Education, Inc. (b)	391	8,231
American Railcar Industries, Inc.	190	7,334
American Renal Associates Holdings, Inc. (b)	258	3,862
American Software, Inc. Class A	724	8,225
American States Water Co.	942	46,393
American Tower Corp.	11,273	1,540,794
American Vanguard Corp.	757	17,335
American Water Works Co., Inc.	4,227	342,007
American Woodmark Corp. (b)	369	35,516
Ameriprise Financial, Inc.	3,549	527,062
Ameris Bancorp	948	45,504

	Number of Shares	Value
AMERISAFE, Inc.	498	$28,984
AmerisourceBergen Corp.	3,764	311,471
Ames National Corp.	191	5,701
AMETEK, Inc.	5,375	354,965
Amgen, Inc.	16,350	3,048,457
Amicus Therapeutics, Inc. (b)	4,286	64,633
Amkor Technology, Inc. (b)	2,671	28,179
AMN Healthcare Services, Inc. (b)	1,227	56,074
Ampco-Pittsburgh Corp.	174	3,028
Amphastar Pharmaceuticals, Inc. (b)	951	16,994
Amphenol Corp. Class A	7,079	599,167
Amplify Snack Brands, Inc. (b)	880	6,239
AmTrust Financial Services, Inc. (a)	2,224	29,935
Anadarko Petroleum Corp.	14,961	730,845
Analog Devices, Inc.	8,670	747,094
Analogic Corp.	327	27,386
AnaptysBio, Inc. (b)	311	10,869
Anavex Life Sciences Corp. (a) (b)	685	2,836
Andeavor	3,696	381,242
The Andersons, Inc.	708	24,249
AngioDynamics, Inc. (b)	968	16,543
ANI Pharmaceuticals, Inc. (b)	207	10,865
Anika Therapeutics, Inc. (b)	378	21,924
Anixter International, Inc. (b)	759	64,515
Annaly Capital Management, Inc.	25,524	311,138
ANSYS, Inc. (b)	2,020	247,915
Antares Pharma, Inc. (b)	3,783	12,257
Antero Resources Corp. (b)	5,459	108,634
Anthem, Inc.	7,083	1,344,920
Anworth Mortgage Asset Corp.	2,508	15,073
Apache Corp.	9,023	413,253
Apartment Investment & Management Co. Class A	9,883	433,468
Apogee Enterprises, Inc.	738	35,616
Apollo Commercial Real Estate Finance, Inc.	2,745	49,712
Appfolio, Inc. Class A (b)	214	10,261
Apple Hospitality REIT, Inc.	13,452	254,377
Apple, Inc.	115,985	17,875,608
Applied Industrial Technologies, Inc.	1,003	65,997
Applied Materials, Inc.	28,826	1,501,546
Applied Optoelectronics, Inc. (a) (b)	479	30,977
Approach Resources Inc. (a) (b)	1,143	2,869
Apptio, Inc. Class A (b)	467	8,625
AptarGroup, Inc.	1,449	125,063
Aqua America, Inc.	4,211	139,763
Aqua Metals, Inc. (a) (b)	440	3,014
Aramark	5,746	233,345
Aratana Therapeutics, Inc. (b)	1,065	6,528
ARC Document Solutions, Inc. (b)	1,084	4,434
ArcBest Corp.	679	22,713
Arch Coal, Inc. Class A	552	39,600
Archer-Daniels-Midland Co.	14,704	625,067

The accompanying notes are an integral part of the financial statements.

65

MM Select Equity Asset Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Archrock, Inc.	1,838	$23,067
Arconic, Inc.	9,256	230,289
Ardelyx, Inc. (b)	844	4,726
Ardmore Shipping Corp.	754	6,221
Arena Pharmaceuticals, Inc. (b)	1,020	26,010
Ares Commercial Real Estate Corp.	679	9,037
Argan, Inc.	383	25,757
Arista Networks, Inc. (b)	1,252	237,392
Arlington Asset Investment Corp. Class A (a)	546	6,951
Armada Hoffler Properties, Inc.	1,166	16,102
ARMOUR Residential REIT, Inc. (a)	947	25,474
Armstrong Flooring, Inc. (b)	597	9,403
Armstrong World Industries, Inc. (b)	1,044	53,505
Array BioPharma, Inc. (b)	4,508	55,448
Arrow Electronics, Inc. (b)	2,093	168,298
Arrow Financial Corp.	310	10,650
Artesian Resources Corp. Class A	169	6,388
Arthur J Gallagher & Co.	4,211	259,187
Artisan Partners Asset Management, Inc. Class A	1,157	37,718
ASB Bancorp, Inc. (b)	75	3,383
Asbury Automotive Group, Inc. (b)	490	29,939
Ascena Retail Group, Inc. (b)	4,527	11,091
Ascent Capital Group, Inc. Class A (b)	301	3,925
Ashford Hospitality Prime, Inc.	704	6,688
Ashford Hospitality Trust, Inc.	4,875	32,516
Ashland Global Holdings, Inc.	1,466	95,862
Aspen Technology, Inc. (b)	1,957	122,919
Assembly Biosciences, Inc. (b)	370	12,920
Associated Banc-Corp.	3,583	86,888
Associated Capital Group, Inc. Class A	138	4,927
Assurant, Inc.	1,294	123,603
Astec Industries, Inc.	558	31,254
Asterias Biotherapeutics, Inc. (a) (b)	747	2,540
Astoria Financial Corp.	2,424	52,116
Astronics Corp. (b)	562	16,719
At Home Group, Inc. (a) (b)	135	3,083
AT&T, Inc.	136,759	5,356,850
Atara Biotherapeutics, Inc. (a) (b)	670	11,088
athenahealth, Inc. (b)	934	116,152
Athersys, Inc. (a) (b)	2,955	6,087
Atkore International Group, Inc. (b)	863	16,837
Atlantic Capital Bancshares, Inc. (b)	555	10,073
Atlas Air Worldwide Holdings, Inc. (b)	607	39,941
Atmos Energy Corp.	2,441	204,653
ATN International, Inc.	279	14,703
AtriCure, Inc. (b)	832	18,612
Atrion Corp.	37	24,864
Atwood Oceanics, Inc. (a) (b)	2,004	18,818

	Number of Shares	Value
Audentes Therapeutics, Inc. (b)	406	$11,372
Autodesk, Inc. (b)	4,918	552,095
Automatic Data Processing, Inc.	11,950	1,306,374
AutoNation, Inc. (a) (b)	1,519	72,092
AutoZone, Inc. (b)	662	393,963
AV Homes, Inc. (b)	223	3,824
AvalonBay Communities, Inc.	8,776	1,565,814
Avangrid, Inc.	1,343	63,685
Avery Dennison Corp.	2,090	205,531
Avexis, Inc. (b)	641	62,004
Avid Technology, Inc. (b)	906	4,113
Avis Budget Group, Inc. (b)	1,952	74,293
Avista Corp.	1,674	86,663
Avnet, Inc.	2,945	115,738
AVX Corp.	1,252	22,824
Axcelis Technologies, Inc. (b)	787	21,524
AxoGen, Inc. (b)	683	13,216
Axon Enterprise, Inc. (a) (b)	1,361	30,854
AXT, Inc. (b)	981	8,976
AZZ, Inc.	683	33,262
B&G Foods, Inc. (a)	1,712	54,527
B. Riley Financial, Inc.	360	6,138
Babcock & Wilcox Enterprises, Inc. (a) (b)	1,290	4,296
Badger Meter, Inc.	736	36,064
Baker Hughes a GE Co.	10,071	368,800
Balchem Corp.	825	67,064
Baldwin & Lyons, Inc. Class B	255	5,750
Ball Corp.	8,202	338,743
Banc of California, Inc. (a)	1,134	23,530
BancFirst Corp.	446	25,310
The Bancorp, Inc. (b)	1,289	10,660
BancorpSouth, Inc.	2,229	71,439
Bank Mutual Corp.	1,104	11,206
Bank of America Corp.	219,132	5,552,805
Bank of Commerce Holdings	388	4,462
Bank of Hawaii Corp.	997	83,110
Bank of Marin Bancorp	157	10,754
The Bank of New York Mellon Corp.	26,919	1,427,245
Bank of the Ozarks, Inc.	2,849	136,894
BankFinancial Corp.	268	4,259
Bankrate, Inc. (b)	1,235	17,228
BankUnited, Inc.	2,464	87,644
Bankwell Financial Group, Inc.	163	6,021
Banner Corp.	855	52,394
Bar Harbor Bankshares	413	12,952
Barnes & Noble Education, Inc. (b)	1,057	6,881
Barnes & Noble, Inc.	1,560	11,856
Barnes Group, Inc.	1,311	92,347
Barracuda Networks, Inc. (b)	663	16,064
Barrett Business Services, Inc.	188	10,628
Basic Energy Services, Inc. (b)	457	8,820
Bassett Furniture Industries, Inc.	228	8,596

The accompanying notes are an integral part of the financial statements.

66

MM Select Equity Asset Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Baxter International, Inc.	13,302	$834,700
Bazaarvoice, Inc. (b)	2,064	10,217
BB&T Corp.	21,627	1,015,171
BCB Bancorp, Inc.	255	3,557
Beacon Roofing Supply, Inc. (b)	1,732	88,765
Bear State Financial, Inc.	584	5,992
Beazer Homes USA, Inc. (b)	839	15,723
Becton, Dickinson & Co.	5,967	1,169,234
Bed Bath & Beyond, Inc.	3,290	77,216
Bel Fuse, Inc. Class B	260	8,112
Belden, Inc.	1,098	88,422
Bellicum Pharmaceuticals, Inc. (a) (b)	699	8,073
Bemis Co., Inc.	2,138	97,429
Benchmark Electronics, Inc. (b)	1,313	44,839
Beneficial Bancorp, Inc.	1,820	30,212
Benefitfocus, Inc. (b)	417	14,032
Berkshire Hathaway, Inc. Class B (b)	42,764	7,839,496
Berkshire Hills Bancorp, Inc.	922	35,727
Berry Plastics Group, Inc. (b)	3,066	173,689
Best Buy Co., Inc.	6,256	356,342
BG Staffing, Inc.	194	3,211
BGC Partners, Inc. Class A	5,412	78,312
Big 5 Sporting Goods Corp. (a)	554	4,238
Big Lots, Inc. (a)	1,151	61,659
Biglari Holdings, Inc. (b)	28	9,332
Bill Barrett Corp. (b)	2,003	8,593
Bio-Rad Laboratories, Inc. Class A (b)	496	110,221
Bio-Techne Corp.	874	105,658
BioCryst Pharmaceuticals, Inc. (b)	2,089	10,946
Biogen, Inc. (b)	5,662	1,772,885
BioMarin Pharmaceutical, Inc. (b)	4,133	384,658
BioScrip, Inc. (a) (b)	2,675	7,356
BioSpecifics Technologies Corp. (b)	153	7,118
BioTelemetry, Inc. (b)	734	24,222
BioTime, Inc. (a) (b)	2,015	5,723
Bioverativ, Inc. (b)	2,566	146,442
BJ’s Restaurants, Inc. (b)	551	16,778
Black Hills Corp.	1,390	95,729
Black Knight Financial Services, Inc. Class A (b)	670	28,843
Blackbaud, Inc.	1,242	109,048
Blackhawk Network Holdings, Inc. (b)	1,428	62,546
Blackline, Inc. (b)	288	9,827
BlackRock, Inc.	3,320	1,484,339
Bloomin’ Brands, Inc.	2,405	42,328
Blucora, Inc. (b)	1,081	27,349
Blue Bird Corp. (b)	192	3,955
Blue Buffalo Pet Products, Inc. (a) (b)	2,212	62,710
Blue Hills Bancorp, Inc.	638	12,250
Bluebird Bio, Inc. (b)	1,170	160,699
Blueprint Medicines Corp. (b)	1,015	70,715
Bluerock Residential Growth REIT, Inc.	627	6,935

	Number of Shares	Value
BMC Stock Holdings, Inc. (b)	1,706	$36,423
Bob Evans Farms, Inc.	518	40,150
The Boeing Co.	12,377	3,146,357
BofI Holding, Inc. (a) (b)	1,565	44,556
Boingo Wireless, Inc. (b)	953	20,366
Boise Cascade Co. (b)	1,010	35,249
Bojangles’, Inc. (b)	387	5,225
BOK Financial Corp.	591	52,646
Bonanza Creek Energy, Inc. (b)	531	17,518
Boot Barn Holdings, Inc. (a) (b)	331	2,946
Booz Allen Hamilton Holding Corp.	3,463	129,482
BorgWarner, Inc.	5,010	256,662
The Boston Beer Co., Inc. Class A (a) (b)	222	34,676
Boston Private Financial Holdings, Inc.	2,193	36,294
Boston Properties, Inc.	9,803	1,204,593
Boston Scientific Corp. (b)	36,522	1,065,347
Bottomline Technologies de, Inc. (b)	1,043	33,199
Box, Inc. Class A (b)	2,052	39,645
Boyd Gaming Corp.	2,169	56,502
Brady Corp. Class A	1,215	46,109
Brandywine Realty Trust	11,086	193,894
Bridge Bancorp, Inc.	505	17,145
Bridgepoint Education, Inc. (b)	490	4,704
Briggs & Stratton Corp.	1,094	25,709
Bright Horizons Family Solutions, Inc. (b)	1,196	103,107
Brightcove, Inc. (b)	909	6,545
Brighthouse Financial, Inc. (b)	2,222	135,098
The Brink’s Co.	1,196	100,763
Brinker International, Inc. (a)	1,285	40,940
Bristol-Myers Squibb Co.	36,611	2,333,585
Bristow Group, Inc. (a)	852	7,966
Brixmor Property Group, Inc.	19,427	365,228
Broadridge Financial Solutions, Inc.	2,773	224,114
BroadSoft, Inc. (b)	802	40,341
Brocade Communications Systems, Inc.	9,599	114,708
Brookdale Senior Living, Inc. (b)	4,359	46,205
Brookline Bancorp, Inc.	1,962	30,411
Brooks Automation, Inc.	1,798	54,587
Brown & Brown, Inc.	2,776	133,775
Brown-Forman Corp. Class A	1,283	71,450
Brown-Forman Corp. Class B	4,179	226,920
Bruker Corp.	2,473	73,572
Brunswick Corp.	2,106	117,873
Bryn Mawr Bank Corp.	442	19,360
BSB Bancorp, Inc. (b)	228	6,829
The Buckle, Inc.	759	12,789
Buffalo Wild Wings, Inc. (b)	402	42,491
Build-A-Bear Workshop, Inc. (b)	367	3,358
Builders FirstSource, Inc. (b)	2,523	45,389

The accompanying notes are an integral part of the financial statements.

67

MM Select Equity Asset Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Burlington Stores, Inc. (b)	1,636	$156,173
BWX Technologies, Inc.	2,218	124,252
C&F Financial Corp.	92	5,060
C&J Energy Services, Inc. (b)	1,212	36,324
C.H. Robinson Worldwide, Inc.	3,319	252,576
C.R. Bard, Inc.	1,719	550,939
CA, Inc.	7,461	249,048
Cable One, Inc.	111	80,155
Cabot Corp.	1,446	80,687
Cabot Microelectronics Corp.	648	51,795
Cabot Oil & Gas Corp.	10,901	291,602
CACI International, Inc. Class A (b)	637	88,766
Cadence BanCorp (b)	231	5,295
Cadence Design Systems, Inc. (b)	6,560	258,923
Cadiz, Inc. (b)	558	7,087
Caesars Acquisition Co. Class A (b)	1,282	27,499
Caesars Entertainment Corp. (a) (b)	1,492	19,918
CAI International, Inc. (b)	405	12,280
Cal-Maine Foods, Inc. (a) (b)	811	33,332
CalAmp Corp. (b)	906	21,064
CalAtlantic Group, Inc.	1,911	70,000
Calavo Growers, Inc. (a)	418	30,598
Caleres, Inc.	1,101	33,603
Calgon Carbon Corp.	1,324	28,334
California Resources Corp. (a) (b)	1,120	11,715
California Water Service Group	1,273	48,565
Calithera Biosciences, Inc. (b)	801	12,616
Calix, Inc. (b)	1,161	5,863
Callaway Golf Co.	2,433	35,108
Callidus Software, Inc. (b)	1,686	41,560
Callon Petroleum Co. (b)	5,263	59,156
Calpine Corp. (b)	8,509	125,508
Calyxt, Inc. (a) (b)	211	5,167
Cambium Learning Group, Inc. (b)	449	2,977
Cambrex Corp. (b)	846	46,530
Camden National Corp.	412	17,980
Camden Property Trust	5,803	530,684
Campbell Soup Co.	4,236	198,330
Camping World Holdings, Inc. Class A	610	24,851
Cantel Medical Corp.	948	89,273
Capella Education Co.	302	21,185
Capital Bank Financial Corp. Class A	753	30,911
Capital City Bank Group, Inc.	313	7,515
Capital One Financial Corp.	12,840	1,087,034
Capital Senior Living Corp. (b)	647	8,120
Capitol Federal Financial, Inc.	3,309	48,642
Capstar Financial Holdings, Inc. (a) (b)	213	4,171
Capstead Mortgage Corp.	2,497	24,096
Cara Therapeutics, Inc. (a) (b)	700	9,583
CARBO Ceramics, Inc. (a) (b)	610	5,264
Carbonite, Inc. (b)	649	14,278
Cardinal Health, Inc.	7,492	501,365

	Number of Shares	Value
Cardiovascular Systems, Inc. (b)	837	$23,562
Care.com, Inc. (b)	355	5,641
Career Education Corp. (b)	1,787	18,567
CareTrust REIT, Inc.	4,785	91,106
Carlisle Cos., Inc.	1,467	147,125
CarMax, Inc. (a) (b)	4,328	328,106
Carolina Financial Corp.	373	13,383
Carpenter Technology Corp.	1,211	58,164
Carriage Services, Inc.	382	9,779
Carrizo Oil & Gas, Inc. (a) (b)	2,007	34,380
Carrols Restaurant Group, Inc. (b)	911	9,930
Cars.com, Inc. (a) (b)	1,876	49,920
Carter’s, Inc.	1,118	110,402
Carvana Co. (b)	397	5,828
Cascadian Therapeutics, Inc. (b)	934	3,820
Casella Waste Systems, Inc. Class A (b)	1,030	19,364
Casey’s General Stores, Inc.	900	98,505
Cass Information Systems, Inc.	289	18,334
Castle Brands, Inc. (b)	2,257	3,024
Castlight Health, Inc. Class B (a) (b)	1,588	6,828
Catalent, Inc. (b)	3,264	130,299
Catalyst Pharmaceuticals, Inc. (b)	1,825	4,599
Catchmark Timber Trust, Inc. Class A	1,064	13,417
Caterpillar, Inc.	15,168	1,891,601
Cathay General Bancorp	1,948	78,310
The Cato Corp. Class A	640	8,467
Cavco Industries, Inc. (b)	225	33,199
Cavium, Inc. (b)	1,559	102,800
CBIZ, Inc. (b)	1,364	22,165
CBL & Associates Properties, Inc. (a)	11,200	93,968
CBOE Holdings, Inc.	2,612	281,130
CBRE Group, Inc. Class A (b)	6,955	263,455
CBS Corp. Class B	9,506	551,348
CDK Global, Inc.	3,194	201,509
CDW Corp.	3,630	239,580
CECO Environmental Corp.	730	6,176
Cedar Realty Trust, Inc.	5,216	29,314
Celanese Corp. Series A	3,255	339,399
Celgene Corp. (b)	17,216	2,510,437
Celldex Therapeutics, Inc. (b)	3,204	9,163
Cempra, Inc. (b)	1,270	4,128
Centene Corp. (b)	4,028	389,790
Centennial Resource Development, Inc. Class A (b)	2,620	47,081
CenterPoint Energy, Inc.	10,220	298,526
CenterState Bank Corp.	1,408	37,734
Central Garden & Pet Co. (b)	265	10,293
Central Garden & Pet Co. Class A (b)	927	34,475
Central Pacific Financial Corp.	786	25,293
Central Valley Community Bancorp	270	6,021
Century Aluminum Co. (b)	1,302	21,587
Century Bancorp, Inc. Class A	82	6,568

The accompanying notes are an integral part of the financial statements.

68

MM Select Equity Asset Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Century Casinos, Inc. (b)	592	$4,860
Century Communities, Inc. (b)	506	12,498
CenturyLink, Inc. (a)	12,795	241,825
Cerner Corp. (b)	6,818	486,260
Cerus Corp. (a) (b)	2,571	7,019
CEVA, Inc. (b)	562	24,054
CF Industries Holdings, Inc.	5,519	194,048
ChannelAdvisor Corp. (b)	684	7,866
Charles River Laboratories International, Inc. (b)	1,114	120,334
The Charles Schwab Corp.	31,628	1,383,409
Chart Industries, Inc. (b)	804	31,541
Charter Communications, Inc. Class A (b)	5,098	1,852,715
Charter Financial Corp.	248	4,595
Chase Corp.	189	21,055
Chatham Lodging Trust	2,532	53,982
The Cheesecake Factory, Inc.	1,169	49,238
The Chefs’ Warehouse, Inc. (b)	526	10,152
Chegg, Inc. (b)	2,185	32,425
Chemed Corp.	409	82,638
Chemical Financial Corp.	1,845	96,420
ChemoCentryx, Inc. (b)	623	4,623
The Chemours Co.	4,373	221,318
Chemung Financial Corp.	80	3,768
Cheniere Energy, Inc. (b)	4,835	217,768
Cherry Hill Mortgage Investment Corp.	308	5,575
Chesapeake Energy Corp. (a) (b)	21,414	92,080
Chesapeake Lodging Trust	3,919	105,695
Chesapeake Utilities Corp.	419	32,787
Chevron Corp.	42,018	4,937,115
Chico’s FAS, Inc.	3,359	30,063
The Children’s Place, Inc.	450	53,167
Chimera Investment Corp.	4,434	83,891
Chimerix, Inc. (b)	1,251	6,568
Chipotle Mexican Grill, Inc. (a) (b)	599	184,390
Choice Hotels International, Inc.	790	50,481
Church & Dwight Co., Inc.	5,898	285,758
Churchill Downs, Inc.	354	72,995
Chuy’s Holdings, Inc. (b)	432	9,094
Ciena Corp. (b)	3,676	80,762
Cigna Corp.	6,618	1,237,169
Cimarex Energy Co.	2,221	252,461
Cincinnati Bell, Inc. (b)	1,107	21,974
Cincinnati Financial Corp.	3,645	279,098
Cinemark Holdings, Inc.	2,514	91,032
Cintas Corp.	2,035	293,610
CIRCOR International, Inc.	432	23,514
Cirrus Logic, Inc. (b)	1,681	89,631
Cisco Systems, Inc.	111,421	3,747,088
CIT Group, Inc.	3,202	157,058
Citi Trends, Inc.	384	7,630

	Number of Shares	Value
Citigroup, Inc.	60,596	$4,407,753
Citizens & Northern Corp.	246	6,042
Citizens Financial Group, Inc.	11,872	449,593
Citizens, Inc. (a) (b)	1,110	8,159
Citrix Systems, Inc. (b)	3,578	274,862
City Holding Co.	401	28,836
City Office REIT, Inc.	797	10,975
Civista Bancshares, Inc.	263	5,875
Civitas Solutions, Inc. (b)	433	7,989
Clarus Corp. (b)	564	4,230
Clean Energy Fuels Corp. (b)	3,561	8,831
Clean Harbors, Inc. (b)	1,240	70,308
Clear Channel Outdoor Holdings, Inc. Class A	964	4,483
Clearfield, Inc. (b)	323	4,393
Clearside Biomedical, Inc. (b)	414	3,618
Clearwater Paper Corp. (b)	423	20,833
Cleveland-Cliffs, Inc. (b)	7,776	55,598
Clifton Bancorp, Inc.	542	9,062
Clipper Realty, Inc. (a)	222	2,378
The Clorox Co.	3,058	403,381
Cloud Peak Energy, Inc. (b)	1,953	7,148
Cloudera, Inc. (a) (b)	358	5,950
Clovis Oncology, Inc. (b)	1,130	93,112
CME Group, Inc.	9,046	1,227,361
CMS Energy Corp.	6,619	306,592
CNA Financial Corp.	611	30,703
CNB Financial Corp.	344	9,398
CNO Financial Group, Inc.	4,381	102,253
Coach, Inc.	6,670	268,668
CoBiz Financial, Inc.	1,025	20,131
Coca-Cola Bottling Co. Consolidated	124	26,753
The Coca-Cola Co.	85,409	3,844,259
Codexis, Inc. (b)	1,095	7,282
Codorus Valley Bancorp, Inc.	226	6,940
Coeur Mining, Inc. (b)	4,732	43,487
Cogent Communications Holdings, Inc.	1,089	53,252
Cogint, Inc. (a) (b)	298	1,460
Cognex Corp.	1,964	216,590
Cognizant Technology Solutions Corp. Class A	15,611	1,132,422
Cohen & Steers, Inc.	556	21,956
Coherent, Inc. (b)	578	135,928
Coherus Biosciences, Inc. (a) (b)	1,035	13,817
Cohu, Inc.	710	16,926
Colfax Corp. (b)	2,092	87,111
Colgate-Palmolive Co.	22,989	1,674,749
Collectors Universe, Inc.	203	4,866
Collegium Pharmaceutical, Inc. (b)	570	5,979
Colony NorthStar, Inc. Class A	12,737	159,977
Columbia Banking System, Inc.	1,510	63,586
Columbia Property Trust, Inc.	7,790	169,588

The accompanying notes are an integral part of the financial statements.

69

MM Select Equity Asset Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Columbia Sportswear Co.	767	$47,232
Columbus McKinnon Corp.	511	19,352
Comcast Corp. Class A	104,691	4,028,510
Comerica, Inc.	4,176	318,462
Comfort Systems USA, Inc.	964	34,415
Commerce Bancshares, Inc.	2,113	122,068
Commerce Union Bancshares, Inc.	179	4,149
CommerceHub, Inc. Series A (b)	344	7,764
CommerceHub, Inc. Series C (b)	766	16,354
Commercial Metals Co.	3,012	57,318
Commercial Vehicle Group, Inc. (b)	631	4,638
CommScope Holding Co., Inc. (b)	4,518	150,043
Community Bank System, Inc.	1,270	70,167
Community Bankers Trust Corp. (b)	556	5,115
The Community Financial Corp.	102	3,608
Community Health Systems, Inc. (a) (b)	2,482	19,062
Community Healthcare Trust, Inc.	290	7,818
Community Trust Bancorp, Inc.	413	19,204
CommVault Systems, Inc. (b)	1,014	61,651
Compass Minerals International, Inc. (a)	882	57,242
Computer Programs & Systems, Inc.	295	8,717
CompX International, Inc.	80	1,220
Comtech Telecommunications Corp.	600	12,318
Conagra Brands, Inc.	9,402	317,223
Conatus Pharmaceuticals, Inc. (a) (b)	682	3,744
Concert Pharmaceuticals, Inc. (b)	481	7,095
Concho Resources, Inc. (b)	3,491	459,835
Conduent, Inc. (b)	4,489	70,343
ConforMIS, Inc. (b)	1,073	3,777
CONMED Corp.	719	37,726
Conn’s, Inc. (a) (b)	461	12,977
Connecticut Water Service, Inc.	302	17,909
ConnectOne Bancorp, Inc.	797	19,606
ConocoPhillips	32,533	1,628,277
CONSOL Energy, Inc. (b)	5,386	91,239
Consolidated Communications Holdings, Inc.	1,705	32,531
Consolidated Edison, Inc.	7,254	585,253
Consolidated-Tomoka Land Co.	72	4,325
Constellation Brands, Inc. Class A	4,318	861,225
The Container Store Group, Inc. (b)	480	2,021
Contango Oil & Gas Co. (b)	634	3,189
Continental Building Products, Inc. (b)	1,036	26,936
Continental Resources, Inc. (a) (b)	2,063	79,652
Control4 Corp. (b)	641	18,884
Convergys Corp.	2,446	63,327
The Cooper Cos., Inc.	1,145	271,491
Cooper Tire & Rubber Co. (a)	1,383	51,724
Cooper-Standard Holding, Inc. (b)	457	52,998
Copart, Inc. (b)	4,698	161,470

	Number of Shares	Value
Corbus Pharmaceuticals Holdings, Inc. (a) (b)	1,169	$8,358
Corcept Therapeutics, Inc. (b)	2,386	46,050
Core Molding Technologies, Inc.	198	4,344
Core-Mark Holding Co., Inc.	1,190	38,247
CoreCivic, Inc.	2,787	74,608
CoreLogic, Inc. (b)	1,999	92,394
CorEnergy Infrastructure Trust, Inc.	305	10,782
CoreSite Realty Corp.	802	89,744
Corindus Vascular Robotics, Inc. (a) (b)	2,212	3,362
Corium International, Inc. (a) (b)	527	5,839
Cornerstone OnDemand, Inc. (b)	1,361	55,270
Corning, Inc.	23,735	710,151
Corporate Office Properties Trust	6,342	208,208
Corvel Corp. (b)	260	14,144
Corvus Pharmaceuticals, Inc. (b)	200	3,188
Costamare, Inc.	968	5,982
CoStar Group, Inc. (b)	760	203,870
Costco Wholesale Corp.	11,655	1,914,800
Cotiviti Holdings, Inc. (b)	957	34,433
Coty, Inc. Class A	11,064	182,888
County Bancorp, Inc.	108	3,245
Coupa Software, Inc. (b)	779	24,266
Cousins Properties, Inc.	27,385	255,776
Covanta Holding Corp. (a)	3,050	45,292
Covenant Transportation Group, Inc. Class A (b)	316	9,158
Cowen, Inc. (b)	659	11,730
CPI Card Group, Inc. (a)	507	598
CRA International, Inc.	183	7,512
Cracker Barrel Old Country Store, Inc. (a)	499	75,658
Craft Brew Alliance, Inc. (b)	338	5,932
Crane Co.	1,181	94,468
Crawford & Co. Class B	331	3,959
Cray, Inc. (b)	1,049	20,403
Credit Acceptance Corp. (b)	265	74,245
Cree, Inc. (b)	2,546	71,772
Crocs, Inc. (b)	1,939	18,808
Cross Country Healthcare, Inc. (b)	913	12,992
Crown Castle International Corp.	10,728	1,072,585
Crown Holdings, Inc. (b)	3,108	185,610
CryoLife, Inc. (b)	847	19,227
CSG Systems International, Inc.	870	34,887
CSRA, Inc.	3,831	123,626
CSS Industries, Inc.	249	7,176
CSW Industrials, Inc. (b)	382	16,942
CSX Corp.	23,260	1,262,088
CTS Corp.	852	20,533
CU Bancorp (b)	430	16,673
CubeSmart	11,488	298,228
Cubic Corp.	661	33,711

The accompanying notes are an integral part of the financial statements.

70

MM Select Equity Asset Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Cullen/Frost Bankers, Inc.	1,347	$127,857
Culp, Inc.	269	8,810
Cummins, Inc.	3,764	632,465
Curis, Inc. (b)	2,536	3,779
Curtiss-Wright Corp.	1,152	120,430
Customers Bancorp, Inc. (b)	738	24,074
Cutera, Inc. (b)	353	14,597
CVB Financial Corp.	2,688	64,969
CVR Energy, Inc. (a)	375	9,712
CVS Health Corp.	27,193	2,211,335
CyberOptics Corp. (b)	160	2,600
Cypress Semiconductor Corp. (a)	7,786	116,946
CyrusOne, Inc.	2,050	120,806
CYS Investments, Inc.	3,935	33,998
Cytokinetics, Inc. (b)	1,062	15,399
CytomX Therapeutics, Inc. (b)	766	13,918
D.R. Horton, Inc.	8,086	322,874
Daily Journal Corp. (a) (b)	20	4,372
Daktronics, Inc.	909	9,608
Dana, Inc.	3,784	105,801
Danaher Corp.	16,364	1,403,704
Darden Restaurants, Inc.	2,949	232,322
Darling Ingredients, Inc. (b)	4,281	75,003
Daseke, Inc. (a) (b)	524	6,838
Dave & Buster’s Entertainment, Inc. (b)	1,077	56,521
DaVita, Inc. (b)	3,624	215,229
DCT Industrial Trust, Inc.	5,816	336,863
DDR Corp.	19,855	181,872
Dean Foods Co.	2,362	25,699
Deckers Outdoor Corp. (b)	825	56,438
Deere & Co.	8,495	1,066,887
Del Frisco’s Restaurant Group, Inc. (b)	584	8,497
Del Taco Restaurants, Inc. (b)	874	13,407
Delek US Holdings, Inc.	2,033	54,342
Dell Technologies ,Inc. Class V (b)	4,857	375,009
Delta Air Lines, Inc.	17,745	855,664
Delta Apparel, Inc. (b)	90	1,936
Deltic Timber Corp.	289	25,556
Deluxe Corp.	1,257	91,711
Denbury Resources, Inc. (a) (b)	10,442	13,992
Denny’s Corp. (b)	1,801	22,422
DENTSPLY SIRONA, Inc.	5,339	319,326
Depomed, Inc. (b)	1,495	8,656
Dermira, Inc. (b)	998	26,946
Devon Energy Corp.	12,451	457,076
Dexcom, Inc. (a) (b)	2,024	99,024
DHI Group, Inc. (b)	1,310	3,406
DHT Holdings, Inc.	2,034	8,095
Diamond Hill Investment Group, Inc.	82	17,413
Diamond Offshore Drilling, Inc. (a) (b)	1,694	24,563
Diamondback Energy, Inc. (b)	2,322	227,463
DiamondRock Hospitality Co.	13,300	145,635

	Number of Shares	Value
Dick’s Sporting Goods, Inc.	2,024	$54,668
Diebold Nixdorf, Inc. (a)	1,973	45,083
Digi International, Inc. (b)	603	6,392
Digimarc Corp. (a) (b)	264	9,662
Digital Realty Trust, Inc.	13,015	1,540,065
DigitalGlobe, Inc. (b)	1,609	56,717
Dillard’s, Inc. Class A (a)	363	20,353
Dime Community Bancshares, Inc.	838	18,017
DineEquity, Inc. (a)	450	19,341
Diodes, Inc. (b)	1,002	29,990
Diplomat Pharmacy, Inc. (b)	1,248	25,846
Discover Financial Services	8,795	567,102
Discovery Communications, Inc. Class A (a) (b)	3,584	76,303
Discovery Communications, Inc. Class C (b)	4,832	97,896
DISH Network Corp. Class A (b)	5,887	319,252
DMC Global, Inc.	382	6,456
DNB Financial Corp.	88	3,098
Dolby Laboratories, Inc. Class A	1,296	74,546
Dollar General Corp.	6,527	529,013
Dollar Tree, Inc. (b)	5,458	473,864
Dominion Energy, Inc.	17,128	1,317,657
Domino’s Pizza, Inc.	1,135	225,354
Domtar Corp.	1,474	63,957
Donaldson Co., Inc.	3,129	143,746
Donegal Group, Inc. Class A	252	4,065
Donnelley Financial Solutions, Inc. (b)	687	14,812
Dorian LPG Ltd. (b)	281	1,916
Dorman Products, Inc. (b)	714	51,137
Douglas Dynamics, Inc.	582	22,931
Douglas Emmett, Inc.	9,172	361,560
Dover Corp.	3,663	334,762
DowDuPont, Inc.	62,330	4,315,106
Dr. Pepper Snapple Group, Inc.	4,293	379,802
Dril-Quip, Inc. (b)	988	43,620
Drive Shack, Inc.	1,781	6,429
DSP Group, Inc. (b)	588	7,644
DST Systems, Inc.	1,449	79,521
DSW, Inc. Class A	1,715	36,838
DTE Energy Co.	4,239	455,099
Ducommun, Inc. (b)	248	7,948
Duke Energy Corp.	18,712	1,570,311
Duke Realty Corp.	22,599	651,303
Duluth Holdings, Inc. Class B (a) (b)	253	5,133
The Dun & Bradstreet Corp.	875	101,859
Dunkin’ Brands Group, Inc.	2,134	113,273
Durect Corp. (b)	3,650	6,461
DXC Technology Co.	6,707	575,997
DXP Enterprises, Inc. (b)	406	12,785
Dycom Industries, Inc. (b)	783	67,244
Dynavax Technologies Corp. (a) (b)	1,578	33,927
Dynegy, Inc. (b)	2,892	28,313

The accompanying notes are an integral part of the financial statements.

71

MM Select Equity Asset Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Dynex Capital, Inc.	1,252	$9,102
E*TRADE Financial Corp. (b)	6,523	284,468
The E.W. Scripps Co. Class A (b)	1,520	29,047
Eagle Bancorp, Inc. (b)	824	55,249
Eagle Materials, Inc.	1,110	118,437
Eagle Pharmaceuticals, Inc. (a) (b)	216	12,882
Earthstone Energy, Inc. Class A (a) (b)	90	989
East West Bancorp, Inc.	3,402	203,372
Easterly Government Properties, Inc.	985	20,360
The Eastern Co.	137	3,932
EastGroup Properties, Inc.	2,174	191,573
Eastman Chemical Co.	3,448	312,010
Eastman Kodak Co. (b)	452	3,322
Eaton Vance Corp.	2,617	129,201
eBay, Inc. (b)	26,730	1,028,036
Ebix, Inc.	628	40,977
Echo Global Logistics, Inc. (b)	729	13,742
EchoStar Corp. Class A (b)	1,117	63,926
Eclipse Resources Corp. (b)	2,255	5,638
Ecolab, Inc.	6,850	880,978
Edge Therapeutics, Inc. (a) (b)	535	5,741
Edgewell Personal Care Co. (b)	1,356	98,676
Edison International	7,525	580,704
Editas Medicine, Inc. (b)	886	21,273
Education Realty Trust, Inc.	4,858	174,548
Edwards Lifesciences Corp. (b)	4,952	541,303
eHealth, Inc. (b)	385	9,198
El Paso Electric Co.	1,055	58,289
El Pollo Loco Holdings, Inc. (b)	538	6,537
Eldorado Resorts, Inc. (a) (b)	1,210	31,036
Electro Scientific Industries, Inc. (b)	844	11,748
Electronic Arts, Inc. (b)	8,002	944,716
Electronics For Imaging, Inc. (b)	1,207	51,515
Elevate Credit, Inc. (b)	400	2,444
elf Beauty, Inc. (a) (b)	542	12,222
Eli Lilly & Co.	26,085	2,231,311
Ellie Mae, Inc. (b)	883	72,521
Ellington Residential Mortgage REIT	222	3,223
EMC Insurance Group, Inc.	244	6,869
EMCOR Group, Inc.	1,538	106,706
EMCORE Corp. (b)	582	4,772
Emerald Expositions Events, Inc. (a)	414	9,621
Emergent BioSolutions, Inc. (b)	881	35,636
Emerson Electric Co.	17,152	1,077,832
Empire Resorts, Inc. (b)	88	1,967
Empire State Realty Trust, Inc. Class A	8,142	167,237
Employers Holdings, Inc.	834	37,905
Enanta Pharmaceuticals, Inc. (b)	411	19,235
Encore Capital Group, Inc. (b)	629	27,865
Encore Wire Corp.	536	23,999
Endologix, Inc. (a) (b)	2,165	9,656

	Number of Shares	Value
Endurance International Group Holdings, Inc. (b)	1,504	$12,333
Energen Corp. (b)	2,297	125,600
Energizer Holdings, Inc.	1,449	66,726
Energous Corp. (a) (b)	496	6,279
Energy Recovery, Inc. (a) (b)	963	7,608
Energy XXI Gulf Coast, Inc. (b)	772	7,982
EnerSys	1,140	78,854
Engility Holdings, Inc. (b)	478	16,577
Ennis, Inc.	645	12,674
Enova International, Inc. (b)	880	11,836
EnPro Industries, Inc.	554	44,614
The Ensign Group, Inc.	1,261	28,486
Entegra Financial Corp. (b)	166	4,142
Entegris, Inc. (b)	3,705	106,889
Entellus Medical, Inc. (a) (b)	293	5,409
Entercom Communications Corp. Class A (a)	676	7,740
Entergy Corp.	4,256	324,988
Enterprise Bancorp, Inc.	217	7,879
Enterprise Financial Services Corp.	588	24,902
Entravision Communications Corp. Class A	1,754	9,998
Envestnet, Inc. (b)	1,127	57,477
EnviroStar, Inc.	94	2,599
Envision Healthcare Corp. (b)	2,753	123,747
Enzo Biochem, Inc. (b)	1,082	11,329
EOG Resources, Inc.	15,399	1,489,699
EP Energy Corp. Class A (a) (b)	1,039	3,387
EPAM Systems, Inc. (b)	1,279	112,462
Epizyme, Inc. (b)	1,080	20,574
ePlus, Inc. (b)	346	31,988
EPR Properties	4,008	279,518
EQT Corp.	4,094	267,093
Equifax, Inc.	2,821	298,998
Equinix, Inc.	2,073	925,180
Equity Bancshares, Inc. Class A (b)	284	10,105
Equity Commonwealth (b)	7,702	234,141
Equity LifeStyle Properties, Inc.	5,196	442,076
Equity Residential	23,759	1,566,431
Era Group, Inc. (b)	393	4,398
Erie Indemnity Co. Class A	585	70,533
Escalade, Inc.	308	4,189
ESCO Technologies, Inc.	670	40,166
Esperion Therapeutics, Inc. (a) (b)	390	19,547
ESSA Bancorp, Inc.	242	3,799
Essendant, Inc.	980	12,907
Essex Property Trust, Inc.	4,159	1,056,511
The Estee Lauder Cos., Inc. Class A	5,821	627,737
Esterline Technologies Corp. (b)	684	61,663
Ethan Allen Interiors, Inc.	652	21,125
Etsy, Inc. (b)	3,020	50,978
Euronet Worldwide, Inc. (b)	1,187	112,516

The accompanying notes are an integral part of the financial statements.

72

MM Select Equity Asset Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Evans Bancorp, Inc.	121	$5,227
Everbridge, Inc. (b)	447	11,810
Evercore, Inc. Class A	1,015	81,454
Everi Holdings, Inc. (b)	1,671	12,683
Eversource Energy	7,516	454,267
Evolent Health, Inc. Class A (a) (b)	1,366	24,315
Evolution Petroleum Corp.	688	4,954
Exa Corp. (b)	382	9,237
Exact Sciences Corp. (b)	3,050	143,716
Exactech, Inc. (b)	292	9,621
Exelixis, Inc. (b)	6,839	165,709
Exelon Corp.	25,620	965,105
Exlservice Holdings, Inc. (b)	851	49,630
The ExOne Co. (a) (b)	304	3,453
Expedia, Inc.	2,874	413,684
Expeditors International of Washington, Inc.	4,256	254,764
Exponent, Inc.	672	49,661
Express Scripts Holding Co. (b)	15,418	976,268
Express, Inc. (b)	2,015	13,621
Extended Stay America, Inc.	4,529	90,580
Exterran Corp. (b)	844	26,679
Extra Space Storage, Inc.	7,776	621,458
Extraction Oil & Gas, Inc. (a) (b)	2,848	43,831
Extreme Networks, Inc. (b)	2,856	33,958
Exxon Mobil Corp.	94,249	7,726,533
EZCORP, Inc. Class A (b)	1,359	12,910
F.N.B. Corp.	7,601	106,642
F5 Networks, Inc. (b)	1,506	181,563
Facebook, Inc. Class A (b)	51,883	8,865,248
FactSet Research Systems, Inc.	912	164,260
Fair Isaac Corp.	790	110,995
Fairmount Santrol Holdings, Inc. (a) (b)	4,064	19,426
Farmer Brothers Co. (b)	233	7,654
Farmers & Merchants Bancorp, Inc. /Archbold OH	234	8,529
Farmers Capital Bank Corp.	157	6,602
Farmers National Banc Corp.	611	9,196
Farmland Partners, Inc. (a)	851	7,693
FARO Technologies, Inc. (b)	438	16,753
Fastenal Co.	6,847	312,086
Fate Therapeutics, Inc. (b)	1,028	4,071
FB Financial Corp. (b)	338	12,749
FBL Financial Group, Inc. Class A	264	19,668
FCB Financial Holdings, Inc. Class A (b)	915	44,194
Federal Agricultural Mortgage Corp. Class C	231	16,803
Federal Realty Investment Trust	4,596	570,869
Federal Signal Corp.	1,546	32,899
Federated Investors, Inc. Class B (a)	2,247	66,736
Federated National Holding Co.	344	5,370

	Number of Shares	Value
FedEx Corp.	6,609	$1,490,858
Ferro Corp. (b)	2,185	48,725
Ferroglobe Representation & Warranty Insurance Trust (b) (c) (e)	3,141	-
FibroGen, Inc. (b)	1,727	92,913
Fidelity & Guaranty Life	288	8,942
Fidelity National Information Services, Inc.	7,787	727,228
Fidelity Southern Corp.	588	13,900
Fiesta Restaurant Group, Inc. (a) (b)	677	12,863
Fifth Street Asset Management, Inc.	128	499
Fifth Third Bancorp	17,792	497,820
Financial Engines, Inc.	1,524	52,959
Financial Institutions, Inc.	356	10,253
Finisar Corp. (b)	2,910	64,515
The Finish Line, Inc. Class A (a)	1,038	12,487
FireEye, Inc. (b)	4,150	69,595
First American Financial Corp.	2,545	127,174
First Bancorp	647	22,263
First Bancorp, Inc.	220	6,668
The First Bancshares, Inc.	226	6,814
First Busey Corp.	1,002	31,423
First Business Financial Services, Inc.	231	5,255
First Citizens BancShares, Inc. Class A	193	72,161
First Commonwealth Financial Corp.	2,532	35,777
First Community Bancshares, Inc.	415	12,081
First Connecticut Bancorp, Inc.	338	9,042
First Data Corp. Class A (b)	10,764	194,183
First Defiance Financial Corp.	268	14,067
First Financial Bancorp	1,613	42,180
First Financial Bankshares, Inc. (a)	1,655	74,806
First Financial Corp.	289	13,756
First Financial Northwest, Inc.	236	4,010
First Foundation, Inc. (b)	725	12,970
First Guaranty Bancshares, Inc. (a)	112	3,017
First Hawaiian, Inc.	1,258	38,105
First Horizon National Corp. (a)	5,473	104,808
First Industrial Realty Trust, Inc.	7,708	231,934
First Internet Bancorp	171	5,523
First Interstate BancSystem, Inc. Class A	666	25,474
First Merchants Corp.	1,070	45,935
First Mid-Illinois Bancshares, Inc.	270	10,368
First Midwest Bancorp, Inc.	2,638	61,782
First Northwest Bancorp (b)	289	4,942
The First of Long Island Corp.	619	18,849
First Potomac Realty Trust	3,909	43,546
First Republic Bank	3,705	387,024
First Solar, Inc. (b)	1,929	88,503
FirstCash, Inc.	1,238	78,180
FirstEnergy Corp.	10,525	324,486
Fiserv, Inc. (b)	5,023	647,766
Fitbit, Inc. Class A (a) (b)	4,558	31,724

The accompanying notes are an integral part of the financial statements.

73

MM Select Equity Asset Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Five Below, Inc. (b)	1,408	$77,271
Five Prime Therapeutics, Inc. (b)	715	29,251
Five9, Inc. (b)	1,363	32,576
Flagstar Bancorp, Inc. (b)	554	19,656
FleetCor Technologies, Inc. (b)	2,174	336,470
Flexion Therapeutics, Inc. (a) (b)	728	17,603
Flexsteel Industries, Inc.	205	10,393
FLIR Systems, Inc.	3,216	125,135
Floor & Decor Holdings, Inc. (b)	485	18,881
Flotek Industries, Inc. (b)	1,448	6,733
Flowers Foods, Inc.	4,186	78,739
Flowserve Corp.	3,089	131,561
Fluidigm Corp. (b)	783	3,946
Fluor Corp.	3,309	139,309
Flushing Financial Corp.	735	21,844
FMC Corp.	3,166	282,755
FNB Bancorp	143	4,851
FNF Group	6,201	294,299
FNFV Group (b)	1,642	28,160
Fogo De Chao, Inc. (b)	90	1,116
FONAR Corp. (b)	148	4,514
Foot Locker, Inc.	3,095	109,006
Ford Motor Co.	103,998	1,244,856
Forest City Realty Trust, Inc.	15,743	401,604
Forestar Group, Inc. (b) (c)	1,089	18,731
FormFactor, Inc. (b)	1,882	31,712
Forrester Research, Inc.	268	11,216
Forterra, Inc. (a) (b)	490	2,205
Fortinet, Inc. (b)	3,483	124,831
Fortive Corp.	7,273	514,856
Fortress Biotech, Inc. (a) (b)	935	4,133
Fortune Brands Home & Security, Inc.	3,634	244,314
Forum Energy Technologies, Inc. (b)	1,810	28,779
Forward Air Corp.	786	44,983
Fossil Group, Inc. (a) (b)	1,117	10,422
Foundation Building Materials, Inc. (b)	347	4,907
Foundation Medicine, Inc. (b)	376	15,115
Four Corners Property Trust, Inc.	4,033	100,502
Fox Factory Holding Corp. (b)	915	39,436
Francesca’s Holdings Corp. (b)	968	7,124
Franklin Covey Co. (b)	263	5,339
Franklin Electric Co., Inc.	1,213	54,403
Franklin Financial Network, Inc. (b)	310	11,051
Franklin Resources, Inc.	8,922	397,118
Franklin Street Properties Corp.	7,018	74,531
Fred’s, Inc. Class A (a)	900	5,796
Freeport-McMoRan, Inc. (b)	32,089	450,530
FreightCar America, Inc.	322	6,298
Freshpet, Inc. (b)	646	10,110
Frontier Communications Corp.	2,052	24,193
FRP Holdings, Inc. (b)	177	8,009
FTD Cos., Inc. (b)	440	5,738
FTI Consulting, Inc. (b)	1,022	36,261

	Number of Shares	Value
Fulton Financial Corp.	4,439	$83,231
FutureFuel Corp.	635	9,995
G-III Apparel Group Ltd. (b)	1,132	32,851
G1 Therapeutics, Inc. (a) (b)	204	5,078
Gaia, Inc. (b)	173	2,076
Gain Capital Holdings, Inc.	959	6,128
GAMCO Investors, Inc. Class A	129	3,839
GameStop Corp. Class A	2,355	48,654
Gaming and Leisure Properties, Inc.	12,804	472,340
Gaming Innovation Group, Inc. (a) (b)	5,244	3,022
Gannett Co., Inc.	3,005	27,045
The Gap, Inc.	5,624	166,077
Gardner Denver Holdings, Inc. (b)	1,081	29,749
Gartner, Inc. (b)	2,074	258,026
Gastar Exploration, Inc. (a) (b)	4,148	3,649
GATX Corp. (a)	1,018	62,668
GCP Applied Technologies, Inc. (b)	1,871	57,440
Gencor Industries, Inc. (b)	219	3,865
Gener8 Maritime, Inc. (b)	1,242	5,601
Generac Holdings, Inc. (b)	1,608	73,855
General Cable Corp.	1,296	24,430
General Communication, Inc. Class A (b)	695	28,349
General Dynamics Corp.	6,933	1,425,286
General Electric Co.	193,219	4,672,035
General Mills, Inc.	15,383	796,224
General Motors Co.	35,329	1,426,585
Genesco, Inc. (b)	501	13,327
Genesee & Wyoming, Inc. Class A (b)	1,442	106,722
Genesis Healthcare, Inc. (b)	1,140	1,322
Genie Energy Ltd. Class B	378	2,476
GenMark Diagnostics, Inc. (a) (b)	1,144	11,017
Genocea Biosciences, Inc. (b)	743	1,085
Genomic Health, Inc. (b)	525	16,847
Gentex Corp.	6,688	132,422
Gentherm, Inc. (b)	958	35,590
Genuine Parts Co.	3,405	325,688
Genworth Financial, Inc. Class A (b)	13,107	50,462
The GEO Group, Inc.	3,197	85,999
Geospace Technologies Corp. (b)	354	6,308
German American Bancorp Inc.	560	21,297
Geron Corp. (a) (b)	3,811	8,308
Getty Realty Corp.	1,977	56,562
GGP, Inc.	39,397	818,276
Gibraltar Industries, Inc. (b)	828	25,792
Gigamon, Inc. (b)	943	39,747
Gilead Sciences, Inc.	34,739	2,814,554
Glacier Bancorp, Inc.	1,998	75,444
Gladstone Commercial Corp.	659	14,676
Glaukos Corp. (a) (b)	748	24,684
Global Blood Therapeutics, Inc. (b)	965	29,963
Global Brass & Copper Holdings, Inc.	571	19,300

The accompanying notes are an integral part of the financial statements.

74

MM Select Equity Asset Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Global Eagle Entertainment, Inc. (a) (b)	1,356	$4,638
Global Medical REIT, Inc. (a)	349	3,134
Global Net Lease, Inc.	4,440	97,192
Global Payments, Inc.	3,595	341,633
Global Water Resources, Inc.	56	528
Globalstar, Inc. (a) (b)	11,620	18,941
Globus Medical, Inc. Class A (b)	1,841	54,715
Glu Mobile, Inc. (b)	2,140	8,046
GMS, Inc. (b)	614	21,736
GNC Holdings, Inc. Class A	1,777	15,709
GoDaddy, Inc. Class A (b)	2,766	120,349
Gogo, Inc. (a) (b)	1,495	17,656
Gold Resource Corp.	1,389	5,209
Golden Entertainment, Inc. (b)	280	6,826
The Goldman Sachs Group, Inc.	9,803	2,325,174
The Goodyear Tire & Rubber Co.	5,963	198,270
GoPro, Inc. Class A (a) (b)	2,798	30,806
The Gorman-Rupp Co.	468	15,243
Government Properties Income Trust	6,268	117,650
GP Strategies Corp. (b)	290	8,947
Graco, Inc.	1,303	161,168
Graham Corp.	266	5,541
Graham Holdings Co. Class B	103	60,265
Gramercy Property Trust	9,967	301,502
Grand Canyon Education, Inc. (b)	1,223	111,073
Granite Construction, Inc.	1,039	60,210
Granite Point Mortgage Trust, Inc. (a)	262	4,907
Graphic Packaging Holding Co.	7,334	102,309
Gray Television, Inc. (b)	1,685	26,454
Great Ajax Corp.	441	6,214
Great Lakes Dredge & Dock Corp. (b)	1,296	6,286
Great Plains Energy, Inc.	5,101	154,560
Great Southern Bancorp, Inc.	301	16,751
Great Western Bancorp, Inc.	1,543	63,695
Green Bancorp, Inc. (b)	562	13,291
Green Brick Partners, Inc. (b)	465	4,604
Green Dot Corp. Class A (b)	1,191	59,050
Green Plains, Inc.	992	19,989
The Greenbrier Cos., Inc. (a)	714	34,379
Greenhill & Co., Inc. (a)	715	11,869
Greif, Inc.	150	9,638
Greif, Inc. Class A	664	38,871
Griffon Corp.	780	17,316
Group 1 Automotive, Inc.	515	37,317
Groupon, Inc. (b)	8,872	46,134
GrubHub, Inc. (b)	2,240	117,958
GSI Technology, Inc. (b)	385	2,799
GTT Communications, Inc. (b)	811	25,668
Guaranty Bancorp	614	17,069
Guess?, Inc.	1,567	26,686
Guidewire Software, Inc. (b)	1,756	136,722
Gulf Island Fabrication, Inc.	366	4,648

	Number of Shares	Value
Gulfport Energy Corp. (b)	3,769	$54,047
H&E Equipment Services, Inc.	829	24,207
H&R Block, Inc.	4,899	129,726
H.B. Fuller Co.	1,310	76,059
The Habit Restaurants, Inc. Class A (a) (b)	531	6,930
The Hackett Group, Inc.	631	9,585
Haemonetics Corp. (b)	1,368	61,382
The Hain Celestial Group, Inc. (b)	2,408	99,089
Halcon Resources Corp. (b)	3,353	22,800
Hallador Energy Co.	436	2,494
Halliburton Co.	23,109	1,063,707
Hallmark Financial Services, Inc. (b)	399	4,632
Halozyme Therapeutics, Inc. (b)	2,857	49,626
Halyard Health, Inc. (b)	1,220	54,937
Hamilton Lane, Inc. Class A	362	9,720
Hancock Holding Co.	2,195	106,348
Handy & Harman Ltd. (b)	72	2,344
Hanesbrands, Inc. (a)	8,595	211,781
Hanmi Financial Corp.	830	25,688
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	1,293	31,510
The Hanover Insurance Group, Inc.	1,004	97,318
HarborOne Bancorp, Inc. (b)	352	6,621
Hardinge, Inc.	323	4,932
Harley-Davidson, Inc. (a)	4,144	199,782
Harmonic, Inc. (b)	2,136	6,515
Harris Corp.	2,886	380,028
Harsco Corp. (b)	2,103	43,953
The Hartford Financial Services Group, Inc.	8,653	479,636
Hasbro, Inc.	2,689	262,635
Haverty Furniture Cos., Inc.	486	12,709
Hawaiian Electric Industries, Inc.	2,561	85,461
Hawaiian Holdings, Inc. (b)	1,382	51,894
Hawaiian Telcom Holdco, Inc. (b)	171	5,099
Hawkins, Inc.	272	11,098
Haynes International, Inc.	327	11,743
HC2 Holdings, Inc. (b)	1,114	5,882
HCA Healthcare, Inc. (b)	7,896	628,443
HCI Group, Inc.	208	7,956
HCP, Inc.	29,871	831,310
HD Supply Holdings, Inc. (b)	4,780	172,415
Health Insurance Innovations, Inc. Class A (b)	294	4,263
Healthcare Realty Trust, Inc.	8,017	259,270
Healthcare Services Group, Inc.	1,860	100,384
Healthcare Trust of America, Inc. Class A	12,592	375,242
HealthEquity, Inc. (b)	1,300	65,754
HealthSouth Corp.	2,555	118,424
HealthStream, Inc. (b)	675	15,775
Heartland Express, Inc.	1,217	30,522

The accompanying notes are an integral part of the financial statements.

75

MM Select Equity Asset Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Heartland Financial USA, Inc.	645	$31,863
Hecla Mining Co.	10,294	51,676
HEICO Corp.	579	52,000
HEICO Corp. Class A	1,140	86,868
Heidrick & Struggles International, Inc.	480	10,152
Helix Energy Solutions Group, Inc. (b)	3,684	27,225
Helmerich & Payne, Inc.	2,505	130,536
Hemisphere Media Group, Inc. (b)	435	5,198
Henry Schein, Inc. (b)	3,745	307,053
Herc Holdings, Inc. (b)	634	31,148
Heritage Commerce Corp.	960	13,661
Heritage Financial Corp.	771	22,744
Heritage Insurance Holdings, Inc. (a)	650	8,587
Heritage-Crystal Clean, Inc. (b)	384	8,352
Herman Miller, Inc.	1,558	55,932
Heron Therapeutics, Inc. (a) (b)	1,197	19,332
Hersha Hospitality Trust (a)	2,526	47,160
The Hershey Co.	3,303	360,589
Hertz Global Holdings, Inc. (b)	1,426	31,885
Heska Corp. (b)	169	14,887
Hess Corp.	6,706	314,444
Hewlett Packard Enterprise Co.	44,260	651,065
Hexcel Corp.	2,116	121,501
HFF, Inc. Class A	962	38,057
Hibbett Sports, Inc. (a) (b)	559	7,966
Highwoods Properties, Inc.	6,419	334,366
Hill International, Inc. (b)	922	4,380
Hill-Rom Holdings, Inc.	1,556	115,144
Hillenbrand, Inc.	1,649	64,064
Hilltop Holdings, Inc.	1,902	49,452
Hilton Grand Vacations, Inc. (b)	1,631	63,006
Hilton Worldwide Holdings, Inc.	4,862	337,666
Hingham Institution for Savings	24	4,566
HMS Holdings Corp. (b)	2,193	43,553
HNI Corp.	1,154	47,856
HollyFrontier Corp.	4,194	150,858
Hologic, Inc. (b)	6,601	242,191
Home Bancorp Inc.	160	6,691
Home BancShares, Inc.	4,097	103,333
The Home Depot, Inc.	26,710	4,368,688
HomeStreet, Inc. (b)	637	17,199
HomeTrust Bancshares, Inc. (b)	441	11,312
Honeywell International, Inc.	16,921	2,398,383
Hooker Furniture Corp.	300	14,325
Hope Bancorp, Inc.	3,380	59,860
Horace Mann Educators Corp.	1,067	41,986
Horizon Bancorp	586	17,094
Horizon Global Corp. (b)	650	11,466
Hormel Foods Corp. (a)	6,380	205,053
Hortonworks, Inc. (b)	1,258	21,323
Hospitality Properties Trust	10,400	296,296
Host Hotels & Resorts, Inc.	46,675	863,021

	Number of Shares	Value
Hostess Brands, Inc. (b)	2,084	$28,467
Houghton Mifflin Harcourt Co. (b)	2,701	32,547
Houlihan Lokey, Inc.	577	22,578
Hovnanian Enterprises, Inc. Class A (b)	2,786	5,377
Howard Bancorp, Inc. (b)	222	4,640
The Howard Hughes Corp. (b)	806	95,052
HP, Inc.	45,238	902,950
HRG Group, Inc. (b)	3,104	48,453
HSN, Inc.	841	32,841
Hub Group, Inc. Class A (b)	852	36,593
Hubbell, Inc.	1,291	149,782
HubSpot, Inc. (b)	879	73,880
Hudson Pacific Properties, Inc.	9,865	330,773
Hudson Technologies, Inc. (b)	971	7,584
Humana, Inc.	3,847	937,245
Huntington Bancshares, Inc.	25,588	357,208
Huntington Ingalls Industries, Inc.	1,057	239,347
Huntsman Corp.	4,751	130,272
Hurco Cos., Inc.	166	6,906
Huron Consulting Group, Inc. (b)	575	19,722
Huttig Building Products, Inc. (b)	583	4,116
Hyatt Hotels Corp. Class A (b)	1,097	67,784
Hyster-Yale Materials Handling, Inc.	270	20,639
IAC/InterActiveCorp (b)	1,652	194,242
IBERIABANK Corp.	1,308	107,452
ICF International, Inc. (b)	471	25,410
Iconix Brand Group, Inc. (b)	1,355	7,710
ICU Medical, Inc. (b)	392	72,853
IDACORP, Inc.	1,308	115,012
Idera Pharmaceuticals, Inc. (a) (b)	2,874	6,409
IDEX Corp.	1,806	219,375
IDEXX Laboratories, Inc. (b)	2,066	321,242
IDT Corp. Class B	457	6,435
IES Holdings, Inc. (b)	233	4,031
Ignyta, Inc. (b)	1,309	16,166
II-VI, Inc. (b)	1,585	65,223
ILG, Inc.	2,777	74,229
Illinois Tool Works, Inc.	8,131	1,203,063
Illumina, Inc. (b)	3,452	687,638
Immersion Corp. (a) (b)	605	4,943
Immune Design Corp. (b)	454	4,699
ImmunoGen, Inc. (b)	2,201	16,838
Immunomedics, Inc. (b)	2,673	37,369
Impac Mortgage Holdings, Inc. (b)	288	3,761
Impax Laboratories, Inc. (b)	1,917	38,915
Imperva, Inc. (b)	875	37,975
Impinj, Inc. (b)	470	19,557
INC Research Holdings, Inc. Class A (b)	1,423	74,423
Incyte Corp. (b)	3,991	465,909
Independence Contract Drilling, Inc. (b)	878	3,336

The accompanying notes are an integral part of the financial statements.

76

MM Select Equity Asset Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Independence Holding Co.	185	$4,671
Independence Realty Trust, Inc.	1,829	18,601
Independent Bank Corp.	698	52,106
Independent Bank Corp.	557	12,616
Independent Bank Group, Inc.	463	27,919
Infinera Corp. (a) (b)	3,781	33,537
Infinity Property & Casualty Corp.	281	26,470
Information Services Group, Inc. (b)	927	3,727
InfraREIT, Inc. (b)	1,112	24,875
Ingevity Corp. (b)	1,110	69,342
Ingles Markets, Inc. Class A	374	9,612
Ingredion, Inc.	1,689	203,761
InnerWorkings, Inc. (b)	1,194	13,432
Innophos Holdings, Inc.	505	24,841
Innospec, Inc.	626	38,593
Innoviva, Inc. (b)	1,992	28,127
Inogen, Inc. (b)	446	42,415
Inovalon Holdings, Inc. Class A (a) (b)	1,644	28,030
Inovio Pharmaceuticals, Inc. (a) (b)	1,774	11,247
Inphi Corp. (a) (b)	1,097	43,540
Insight Enterprises, Inc. (b)	930	42,706
Insmed, Inc. (b)	1,937	60,454
Insperity, Inc.	479	42,152
Installed Building Products, Inc. (b)	566	36,677
Insteel Industries, Inc.	479	12,507
Instructure, Inc. (b)	559	18,531
Insulet Corp. (b)	1,518	83,611
Insys Therapeutics, Inc. (a) (b)	632	5,612
Integer Holdings Corp. (b)	813	41,585
Integra LifeSciences Holdings Corp. (b)	1,604	80,970
Integrated Device Technology, Inc. (b)	3,493	92,844
Intel Corp.	104,781	3,990,060
Intellia Therapeutics, Inc. (a) (b)	273	6,784
Inter Parfums, Inc.	456	18,810
Interactive Brokers Group, Inc. Class A	1,640	73,866
Intercept Pharmaceuticals, Inc. (a) (b)	398	23,100
Intercontinental Exchange, Inc.	15,607	1,072,201
InterDigital, Inc.	903	66,596
Interface, Inc.	1,625	35,587
Internap Corp. (b)	2,099	9,131
International Bancshares Corp.	1,434	57,503
International Business Machines Corp.	19,097	2,770,593
International Flavors & Fragrances, Inc.	1,871	267,385
International Paper Co.	9,760	554,563
International Speedway Corp. Class A	654	23,544
The Interpublic Group of Cos., Inc.	9,324	193,846
Intersect ENT, Inc. (b)	680	21,182
Intevac, Inc. (b)	500	4,225
INTL. FCStone, Inc. (b)	397	15,213
Intra-Cellular Therapies, Inc. (a) (b)	886	13,981

	Number of Shares	Value
Intrepid Potash, Inc. (b)	2,459	$10,721
Intrexon Corp. (a) (b)	1,418	26,956
Intuit, Inc.	6,491	922,631
Intuitive Surgical, Inc. (b)	975	1,019,733
Invacare Corp. (a)	793	12,490
Invesco Mortgage Capital, Inc.	2,901	49,694
Investar Holding Corp.	218	5,254
Investment Technology Group, Inc.	861	19,063
Investors Bancorp, Inc.	6,714	91,579
Investors Real Estate Trust	8,174	49,943
Investors Title Co.	39	6,984
Invitae Corp. (b)	1,031	9,660
Invitation Homes, Inc.	5,645	127,859
Ionis Pharmaceuticals, Inc. (b)	2,923	148,196
Iovance Biotherapeutics, Inc. (b)	1,396	10,819
IPG Photonics Corp. (b)	850	157,301
iRhythm Technologies, Inc. (b)	362	18,781
Iridium Communications, Inc. (a) (b)	2,193	22,588
iRobot Corp. (a) (b)	691	53,248
Iron Mountain, Inc.	6,213	241,686
Ironwood Pharmaceuticals, Inc. (a) (b)	3,523	55,558
Isramco, Inc. (b)	23	2,668
iStar, Inc. (b)	1,825	21,535
Iteris, Inc. (b)	634	4,216
Itron, Inc. (b)	893	69,163
ITT, Inc.	2,100	92,967
IXYS Corp. (b)	617	14,623
J Alexander’s Holdings, Inc. (b)	365	4,234
J&J Snack Foods Corp.	391	51,338
J. Jill, Inc. (b)	307	3,343
J.B. Hunt Transport Services, Inc.	2,049	227,603
The J.M. Smucker Co.	2,601	272,923
j2 Global, Inc.	1,211	89,469
Jabil, Inc.	4,143	118,283
Jack Henry & Associates, Inc.	1,832	188,311
Jack in the Box, Inc.	764	77,867
Jacobs Engineering Group, Inc.	2,829	164,846
Jagged Peak Energy, Inc. (a) (b)	1,487	20,312
JBG SMITH Properties (b)	5,512	188,566
JC Penney Co., Inc. (a) (b)	8,093	30,834
JELD-WEN Holding, Inc. (b)	1,422	50,509
Jernigan Capital, Inc.	244	5,014
JetBlue Airways Corp. (b)	7,897	146,331
John B Sanfilippo & Son, Inc.	225	15,145
John Bean Technologies Corp.	820	82,902
John Wiley & Sons, Inc. Class A	1,047	56,014
Johnson & Johnson	59,948	7,793,839
Johnson Outdoors, Inc. Class A	128	9,380
Jones Energy, Inc. Class A (a) (b)	1,221	2,344
Jones Lang LaSalle, Inc.	1,068	131,898
Jounce Therapeutics, Inc. (a) (b)	177	2,758
JP Morgan Chase & Co.	78,615	7,508,519
Juniper Networks, Inc.	8,852	246,351

The accompanying notes are an integral part of the financial statements.

77

MM Select Equity Asset Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Juno Therapeutics, Inc. (b)	1,507	$67,604
K12, Inc. (b)	898	16,020
K2M Group Holdings, Inc. (b)	1,062	22,525
Kadant, Inc.	284	27,988
Kaiser Aluminum Corp.	438	45,175
Kala Pharmaceuticals, Inc. (b)	212	4,842
Kaman Corp.	702	39,158
Kansas City Southern	2,503	272,026
KapStone Paper and Packaging Corp.	2,268	48,739
KAR Auction Services, Inc.	3,244	154,869
Karyopharm Therapeutics, Inc. (b)	931	10,222
KB Home	2,187	52,750
KBR, Inc.	3,649	65,244
Keane Group, Inc. (a) (b)	788	13,144
Kearny Financial Corp.	2,224	34,138
Kellogg Co.	5,872	366,237
Kelly Services, Inc. Class A	814	20,423
KEMET Corp. (b)	1,199	25,335
Kemper Corp.	1,038	55,014
Kennametal, Inc.	2,095	84,512
Kennedy-Wilson Holdings, Inc. (a)	2,174	40,328
Keryx Biopharmaceuticals, Inc. (a) (b)	2,143	15,215
Key Energy Services, Inc. (a) (b)	263	3,464
KeyCorp	25,865	486,779
Keysight Technologies, Inc. (b)	4,371	182,096
The KeyW Holding Corp. (a) (b)	1,182	8,995
Kforce, Inc.	621	12,544
Kilroy Realty Corp.	6,149	437,317
Kimball Electronics, Inc. (b)	710	15,371
Kimball International, Inc. Class B	982	19,414
Kimberly-Clark Corp.	9,454	1,112,547
Kimco Realty Corp.	26,322	514,595
Kinder Morgan, Inc.	51,369	985,257
Kindred Biosciences, Inc. (b)	564	4,427
Kindred Healthcare, Inc.	2,194	14,919
Kingstone Cos., Inc.	246	4,010
Kinsale Capital Group, Inc.	381	16,448
Kirby Corp. (b)	1,261	83,163
Kirkland’s, Inc. (b)	415	4,743
Kite Pharma, Inc. (b)	1,268	227,999
Kite Realty Group Trust	5,543	112,246
KKR Real Estate Finance Trust, Inc. (a)	275	5,786
KLA-Tencor Corp.	3,716	393,896
KLX, Inc. (b)	1,351	71,508
KMG Chemicals, Inc.	244	13,391
Knight-Swift Transportation Holdings, Inc. (b)	3,266	135,702
Knoll, Inc.	1,267	25,340
Knowles Corp. (b)	2,310	35,274
Kohl’s Corp.	4,022	183,604
Kopin Corp. (a) (b)	1,637	6,826
Koppers Holdings, Inc. (b)	542	25,013

	Number of Shares	Value
Korn/Ferry International	1,337	$52,718
The Kraft Heinz Co.	13,351	1,035,370
Kraton Corp. (b)	785	31,745
Kratos Defense & Security Solutions, Inc. (b)	1,874	24,512
The Kroger Co.	23,877	478,973
Kronos Worldwide, Inc.	583	13,310
Kura Oncology, Inc. (a) (b)	382	5,711
KVH Industries, Inc. (b)	427	5,103
L Brands, Inc.	5,689	236,719
L3 Technologies, Inc.	1,838	346,334
La Jolla Pharmaceutical Co. (a) (b)	458	15,929
La Quinta Holdings, Inc. (b)	2,130	37,275
La-Z-Boy, Inc.	1,262	33,948
Laboratory Corp. of America Holdings (b)	2,419	365,196
Ladder Capital Corp.	1,841	25,369
Ladenburg Thalmann Financial Services, Inc.	2,711	7,808
Lakeland Bancorp, Inc.	1,189	24,256
Lakeland Financial Corp.	634	30,888
Lam Research Corp.	3,822	707,223
Lamar Advertising Co. Class A	1,960	134,319
Lamb Weston Holdings, Inc.	3,465	162,474
Lancaster Colony Corp.	489	58,739
Landauer, Inc.	241	16,219
Landec Corp. (b)	679	8,793
Lands’ End, Inc. (b)	366	4,831
Landstar System, Inc.	988	98,454
Lannett Co., Inc. (a) (b)	737	13,598
Lantheus Holdings, Inc. (b)	683	12,157
Laredo Petroleum, Inc. (a) (b)	3,837	49,612
Las Vegas Sands Corp.	9,632	617,989
LaSalle Hotel Properties	7,535	218,666
Lattice Semiconductor Corp. (b)	3,227	16,813
Laureate Education, Inc. Class A (b)	933	13,575
Lawson Products, Inc. (b)	154	3,881
Layne Christensen Co. (b)	486	6,099
LB Foster Co. Class A	210	4,778
LCI Industries	632	73,217
LCNB Corp.	244	5,112
Leaf Group Ltd. (b)	331	2,284
Lear Corp.	1,608	278,313
LegacyTexas Financial Group, Inc.	1,235	49,301
Legg Mason, Inc.	1,982	77,912
Leggett & Platt, Inc.	3,125	149,156
Leidos Holdings, Inc.	3,364	199,216
LeMaitre Vascular, Inc.	391	14,631
LendingClub Corp. (b)	8,310	50,608
LendingTree, Inc. (b)	166	40,579
Lennar Corp. Class A	4,722	249,322
Lennar Corp. Class B	220	9,918
Lennox International, Inc.	907	162,326

The accompanying notes are an integral part of the financial statements.

78

MM Select Equity Asset Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Leucadia National Corp.	7,658	$193,364
Level 3 Communications, Inc. (b)	6,995	372,764
Lexicon Pharmaceuticals, Inc. (a) (b)	1,134	13,937
Lexington Realty Trust	15,196	155,303
LGI Homes, Inc. (a) (b)	453	22,002
LHC Group, Inc. (b)	411	29,148
Libbey, Inc.	589	5,454
Liberty Broadband Corp. Class A (b)	603	56,791
Liberty Broadband Corp. Class C (b)	2,460	234,438
Liberty Expedia Holdings, Inc. Class A (b)	1,279	67,928
Liberty Interactive Corp. QVC Group Class A (b)	9,770	230,279
Liberty Media Corp-Liberty Braves Class A (b)	269	6,825
Liberty Media Corp-Liberty Braves Class C (b)	904	22,844
Liberty Media Corp-Liberty Formula One Class A (b)	622	22,697
Liberty Media Corp-Liberty Formula One Class C (b)	4,421	168,396
Liberty Media Corp-Liberty SiriusXM Class A (b)	2,104	88,158
Liberty Media Corp-Liberty SiriusXM Class C (b)	4,230	177,110
Liberty Property Trust	9,384	385,307
Liberty Tax, Inc.	205	2,952
Liberty TripAdvisor Holdings, Inc. Class A (b)	1,903	23,502
Liberty Ventures Series A (b)	1,885	108,482
Life Storage, Inc.	2,945	240,930
LifePoint Health, Inc. (b)	881	51,010
Lifetime Brands, Inc.	158	2,891
Lifeway Foods, Inc. (b)	81	721
Ligand Pharmaceuticals, Inc. (b)	536	72,976
Lilis Energy, Inc. (a) (b)	1,113	4,975
Limelight Networks, Inc. (b)	1,430	5,677
Limoneira Co.	318	7,368
Lincoln Electric Holdings, Inc.	1,390	127,435
Lincoln National Corp.	5,239	384,962
Lindblad Expeditions Holdings, Inc. (b)	587	6,281
Lindsay Corp.	273	25,089
Liquidity Services, Inc. (b)	714	4,213
Lithia Motors, Inc. Class A	608	73,148
Littelfuse, Inc.	584	114,394
Live Nation Entertainment, Inc. (b)	3,168	137,966
Live Oak Bancshares, Inc.	539	12,640
LivePerson, Inc. (b)	1,422	19,268
LKQ Corp. (b)	7,267	261,539
Lockheed Martin Corp.	6,690	2,075,840
Loews Corp.	6,594	315,589
LogMeIn, Inc.	1,227	135,031

	Number of Shares	Value
Loral Space & Communications, Inc. (b)	347	$17,176
Louisiana-Pacific Corp. (b)	3,787	102,552
Lowe’s Cos., Inc.	22,559	1,803,366
Loxo Oncology, Inc. (b)	593	54,627
LPL Financial Holdings, Inc.	2,088	107,678
LSB Industries, Inc. (b)	573	4,550
LSC Communications, Inc.	875	14,446
LSI Industries, Inc.	664	4,389
LTC Properties, Inc.	2,607	122,477
Lululemon Athletica, Inc. (b)	2,292	142,677
Lumber Liquidators Holdings, Inc. (b)	735	28,650
Lumentum Holdings, Inc. (a) (b)	1,590	86,416
Luminex Corp.	1,066	21,672
Lumos Networks Corp. (b)	561	10,053
Lydall, Inc. (b)	439	25,155
M&T Bank Corp.	3,426	551,723
M.D.C. Holdings, Inc.	1,091	36,232
M/I Homes, Inc. (b)	635	16,974
Macatawa Bank Corp.	507	5,202
The Macerich Co.	8,715	479,064
Mack-Cali Realty Corp.	5,951	141,098
MACOM Technology Solutions Holdings, Inc. (a) (b)	1,058	47,197
Macquarie Infrastructure Corp.	1,843	133,028
MacroGenics, Inc. (b)	878	16,225
Macy’s, Inc.	7,230	157,759
The Madison Square Garden Co. Class A (b)	435	93,133
Magellan Health, Inc. (b)	619	53,420
MainSource Financial Group, Inc.	653	23,417
Malibu Boats, Inc. Class A (b)	462	14,618
Malvern Bancorp, Inc. (b)	170	4,548
Mammoth Energy Services, Inc. (b)	201	3,389
Manhattan Associates, Inc. (b)	1,633	67,884
The Manitowoc Co., Inc. (b)	3,348	30,132
ManpowerGroup, Inc.	1,585	186,745
ManTech International Corp. Class A	674	29,757
Marathon Oil Corp.	20,117	272,787
Marathon Petroleum Corp.	11,902	667,464
Marcus & Millichap, Inc. (b)	430	11,606
The Marcus Corp.	499	13,822
Marine Products Corp.	185	2,969
MarineMax, Inc. (b)	662	10,956
Markel Corp. (b)	323	344,958
MarketAxess Holdings, Inc.	868	160,155
Marlin Business Services Corp.	238	6,843
Marriott International, Inc. Class A	8,439	930,484
Marriott Vacations Worldwide Corp.	572	71,231
Marsh & McLennan Cos., Inc.	13,726	1,150,376
Marten Transport Ltd.	1,023	21,023
Martin Marietta Materials, Inc.	1,487	306,664
Masco Corp.	7,564	295,072

The accompanying notes are an integral part of the financial statements.

79

MM Select Equity Asset Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Masimo Corp. (b)	1,169	$101,189
MasTec, Inc. (b)	1,739	80,690
Mastercard, Inc. Class A	20,936	2,956,163
Matador Resources Co. (a) (b)	2,343	63,612
Match Group, Inc. (a) (b)	842	19,526
Materion Corp.	524	22,611
Matinas BioPharma Holdings, Inc. (b)	1,201	1,585
Matrix Service Co. (b)	750	11,400
Matson, Inc.	1,124	31,674
Mattel, Inc. (a)	8,120	125,698
Matthews International Corp. Class A	819	50,983
Maui Land & Pineapple Co., Inc. (b)	181	2,525
Maxim Integrated Products, Inc.	6,659	317,701
MAXIMUS, Inc.	1,671	107,779
MaxLinear, Inc. (b)	1,574	37,382
Maxwell Technologies, Inc. (b)	982	5,038
MB Financial, Inc.	2,092	94,182
MBIA, Inc. (b)	3,271	28,458
MBT Financial Corp.	503	5,508
MCBC Holdings, Inc. (b)	490	9,986
McCormick & Co., Inc.	2,845	292,011
McDonald’s Corp.	18,138	2,841,862
McGrath RentCorp	617	26,994
McKesson Corp.	5,657	868,972
MDU Resources Group, Inc.	4,597	119,292
MedEquities Realty Trust, Inc.	797	9,365
Medical Properties Trust, Inc.	23,060	302,778
The Medicines Co. (a) (b)	1,801	66,709
MediciNova, Inc. (b)	813	5,179
Medidata Solutions, Inc. (b)	1,470	114,748
Medifast, Inc.	277	16,445
Medley Management, Inc. Class A	156	959
MEDNAX, Inc. (b)	2,159	93,096
Medpace Holdings, Inc. (b)	193	6,157
The Meet Group, Inc. (b)	1,849	6,730
Mercantile Bank Corp.	427	14,902
Merck & Co., Inc.	60,861	3,896,930
Mercury General Corp.	646	36,622
Mercury Systems, Inc. (b)	1,224	63,501
Meredith Corp. (a)	1,035	57,442
Meridian Bancorp, Inc.	1,267	23,630
Meridian Bioscience, Inc.	1,094	15,644
Merit Medical Systems, Inc. (b)	1,271	53,827
Meritage Home Corp. (b)	1,012	44,933
Meritor, Inc. (b)	2,200	57,222
Merrimack Pharmaceuticals, Inc. (a)	339	4,929
Mesa Laboratories, Inc. (a)	80	11,946
Meta Financial Group, Inc.	234	18,346
Methode Electronics, Inc.	936	39,640
MetLife, Inc.	24,152	1,254,696
Mettler-Toledo International, Inc. (b)	600	375,696
MFA Financial, Inc.	9,341	81,827
MGE Energy, Inc.	917	59,238

	Number of Shares	Value
MGIC Investment Corp. (b)	9,651	$120,927
MGM Resorts International	12,008	391,341
MGP Ingredients, Inc.	339	20,554
The Michaels Cos., Inc. (b)	2,738	58,785
Microchip Technology, Inc.	5,395	484,363
Micron Technology, Inc. (b)	27,934	1,098,644
Microsemi Corp. (b)	2,728	140,437
Microsoft Corp.	166,730	12,419,718
MicroStrategy, Inc. Class A (b)	247	31,544
MicroVision, Inc. (b)	1,796	4,993
Mid-America Apartment Communities, Inc.	7,225	772,208
The Middleby Corp. (b)	1,340	171,748
Middlefield Banc Corp.	70	3,227
Middlesex Water Co.	430	16,886
Midland States Bancorp, Inc.	398	12,609
MidSouth Bancorp, Inc.	239	2,880
Midstates Petroleum Co., Inc. (b)	297	4,615
MidWestOne Financial Group, Inc.	295	9,959
Milacron Holdings Corp. (b)	1,173	19,777
Miller Industries, Inc.	238	6,652
MiMedx Group, Inc. (a) (b)	2,710	32,195
MINDBODY, Inc. Class A (b)	964	24,919
Minerals Technologies, Inc.	917	64,786
Minerva Neurosciences, Inc. (b)	640	4,864
Miragen Therapeutics, Inc. (b)	333	3,047
Mistras Group, Inc. (b)	440	9,020
Mitek Systems, Inc. (b)	820	7,790
MKS Instruments, Inc.	1,405	132,702
Mobile Mini, Inc.	1,151	39,652
MobileIron, Inc. (b)	1,446	5,350
Model N, Inc. (b)	628	9,389
Modine Manufacturing Co. (b)	1,292	24,871
Moelis & Co.Class A	810	34,870
Mohawk Industries, Inc. (b)	1,466	362,850
Molina Healthcare, Inc. (a) (b)	1,147	78,868
Molson Coors Brewing Co. Class B	4,091	333,989
Momenta Pharmaceuticals, Inc. (b)	1,922	35,557
Monarch Casino & Resort, Inc. (b)	253	10,001
Mondelez International, Inc. Class A	39,165	1,592,449
MoneyGram International, Inc. (b)	760	12,244
Monmouth Real Estate Investment Corp.	4,615	74,717
Monolithic Power Systems, Inc.	1,041	110,919
Monotype Imaging Holdings, Inc.	1,092	21,021
Monro, Inc. (a)	830	46,521
Monsanto Co.	11,709	1,402,972
Monster Beverage Corp. (b)	11,025	609,131
Moody’s Corp.	3,938	548,209
Moog, Inc. Class A (b)	835	69,664
Morgan Stanley	35,252	1,698,089
Morningstar, Inc.	448	38,076
The Mosaic Co.	8,316	179,542

The accompanying notes are an integral part of the financial statements.

80

MM Select Equity Asset Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Motorcar Parts of America, Inc. (b)	488	$14,376
Motorola Solutions, Inc.	3,873	328,702
Movado Group, Inc.	405	11,340
MRC Global, Inc. (b)	2,338	40,892
MSA Safety, Inc.	870	69,174
MSC Industrial Direct Co., Inc. Class A	1,042	78,744
MSCI, Inc.	2,104	245,958
MSG Networks, Inc. Class A (b)	1,572	33,326
MTGE Investment Corp.	1,199	23,261
MTS Systems Corp.	440	23,518
Mueller Industries, Inc.	1,492	52,145
Mueller Water Products, Inc. Class A	4,022	51,482
MuleSoft, Inc. (a) (b)	631	12,708
Multi-Color Corp.	358	29,338
Murphy Oil Corp.	3,859	102,495
Murphy USA, Inc. (a) (b)	800	55,200
MutualFirst Financial, Inc.	166	6,383
Myers Industries, Inc.	609	12,759
MyoKardia, Inc. (a) (b)	443	18,983
MYR Group, Inc. (b)	422	12,297
Myriad Genetics, Inc. (b)	1,678	60,710
NACCO Industries, Inc. Class A	95	8,151
Nanometrics, Inc. (b)	632	18,202
NanoString Technologies, Inc. (b)	469	7,579
NantHealth, Inc. (a) (b)	332	1,368
NantKwest, Inc. (b)	652	3,573
Napco Security Technologies, Inc. (b)	334	3,240
Nasdaq, Inc.	2,698	209,284
Natera, Inc. (b)	834	10,750
Nathan’s Famous, Inc. (b)	43	3,180
National Bank Holdings Corp. Class A	655	23,377
National Bankshares, Inc.	140	6,293
National Beverage Corp. (a)	307	38,083
National CineMedia, Inc.	1,633	11,398
National Commerce Corp. (b)	278	11,898
National Fuel Gas Co. (a)	1,903	107,729
National General Holdings Corp.	1,282	24,499
National Health Investors, Inc.	2,626	202,964
National HealthCare Corp.	296	18,521
National Instruments Corp.	2,520	106,268
National Oilwell Varco, Inc.	8,999	321,534
National Presto Industries, Inc.	132	14,051
National Research Corp. Class A	253	9,538
National Retail Properties, Inc.	9,469	394,479
National Storage Affiliates Trust	2,956	71,653
National Western Life Group, Inc. Class A	59	20,591
Nationstar Mortgage Holdings, Inc. (b)	766	14,225
Natural Gas Services Group, Inc. (b)	307	8,719
Natural Grocers by Vitamin Cottage, Inc. (b)	263	1,468
Natural Health Trends Corp.	201	4,804
Nature’s Sunshine Products, Inc.	260	2,639

	Number of Shares	Value
Natus Medical, Inc. (b)	847	$31,762
Nautilus, Inc. (b)	793	13,402
Navient Corp.	6,440	96,729
Navigant Consulting, Inc. (b)	1,236	20,913
The Navigators Group, Inc.	536	31,276
Navios Maritime Acquisition Corp.	2,296	2,801
Navistar International Corp. (b)	1,300	57,291
NBT Bancorp, Inc.	1,122	41,200
NCI Building Systems, Inc. (b)	1,050	16,380
NCR Corp. (b)	2,853	107,045
NCS Multistage Holdings, Inc. (a) (b)	293	7,055
Neenah Paper, Inc.	434	37,129
Neff Corp. Class A (b)	219	5,475
Nektar Therapeutics (b)	3,868	92,832
Nelnet, Inc. Class A	525	26,512
Neogen Corp. (b)	970	75,136
NeoGenomics, Inc. (a) (b)	1,453	16,172
NeoPhotonics Corp. (a) (b)	850	4,726
Neos Therapeutics, Inc. (a) (b)	510	4,667
NetApp, Inc.	6,434	281,552
Netflix, Inc. (b)	10,954	1,986,508
NETGEAR, Inc. (b)	842	40,079
NetScout Systems, Inc. (b)	2,249	72,755
Neurocrine Biosciences, Inc. (b)	2,069	126,788
Nevro Corp. (b)	723	65,706
The New Home Co., Inc. (b)	365	4,073
New Jersey Resources Corp.	2,245	94,627
New Media Investment Group, Inc.	1,353	20,011
New Relic, Inc. (b)	766	38,147
New Residential Investment Corp.	7,265	121,543
New Senior Investment Group, Inc.	5,474	50,087
New York Community Bancorp, Inc.	11,247	144,974
New York Mortgage Trust, Inc.	2,924	17,983
The New York Times Co. Class A	3,277	64,229
Newell Brands, Inc.	11,374	485,329
Newfield Exploration Co. (b)	4,710	139,746
NewLink Genetics Corp. (a) (b)	576	5,864
NewMarket Corp.	175	74,506
Newmont Mining Corp.	12,653	474,614
Newpark Resources, Inc. (b)	2,184	21,840
News Corp. Class A	9,017	119,565
News Corp. Class B	2,871	39,189
NewStar Financial, Inc.	818	9,603
Nexeo Solutions, Inc. (b)	677	4,942
NexPoint Residential Trust, Inc.	475	11,272
Nexstar Media Group, Inc. Class A	1,188	74,012
NextEra Energy, Inc.	12,491	1,830,556
NI Holdings, Inc. (b)	254	4,547
NIC, Inc.	1,675	28,726
Nicolet Bankshares, Inc. (b)	237	13,635
NIKE, Inc. Class B	35,298	1,830,201
NiSource, Inc.	7,685	196,659
NL Industries, Inc. (b)	142	1,299

The accompanying notes are an integral part of the financial statements.

81

MM Select Equity Asset Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
NMI Holdings, Inc. Class A (b)	1,500	$18,600
NN, Inc.	710	20,590
Noble Energy, Inc.	11,409	323,559
Noodles & Co. (a) (b)	326	1,434
Nordson Corp.	1,361	161,278
Nordstrom, Inc. (a)	2,766	130,417
Norfolk Southern Corp.	7,727	1,021,818
Northeast Bancorp	195	5,099
Northern Trust Corp.	4,953	455,329
Northfield Bancorp, Inc.	1,169	20,282
Northrim BanCorp, Inc.	187	6,536
Northrop Grumman Corp.	4,306	1,238,922
NorthStar Realty Europe Corp.	1,422	18,216
Northwest Bancshares, Inc.	2,452	42,346
Northwest Natural Gas Co.	742	47,785
Northwest Pipe Co. (b)	250	4,755
NorthWestern Corp.	1,256	71,517
Norwood Financial Corp. (a)	142	4,334
Novavax, Inc. (a) (b)	7,423	8,462
NOW, Inc. (b)	2,796	38,613
NRG Energy, Inc.	7,087	181,356
NRG Yield, Inc. Class A	922	17,490
NRG Yield, Inc. Class C	1,674	32,308
Nu Skin Enterprises, Inc. Class A	1,221	75,067
Nuance Communications, Inc. (b)	6,793	106,786
Nucor Corp.	7,563	423,831
Nutanix, Inc. Class A (a) (b)	1,472	32,958
Nutrisystem, Inc.	775	43,322
NuVasive, Inc. (b)	1,321	73,263
NV5 Global, Inc. (b)	212	11,586
NVE Corp.	126	9,950
NVIDIA Corp.	15,183	2,714,265
NVR, Inc. (b)	78	222,690
NxStage Medical, Inc. (b)	1,696	46,810
O’Reilly Automotive, Inc. (b)	2,048	441,078
Oasis Petroleum, Inc. (b)	6,143	56,024
Obalon Therapeutics, Inc. (b)	237	2,259
Occidental Petroleum Corp.	20,394	1,309,499
Oceaneering International, Inc.	2,315	60,815
OceanFirst Financial Corp.	826	22,707
Oclaro, Inc. (a) (b)	4,319	37,273
Ocular Therapeutix, Inc. (b)	595	3,677
Ocwen Financial Corp. (b)	2,681	9,223
Office Depot, Inc.	13,351	60,614
OGE Energy Corp.	4,722	170,134
Ohio Valley Banc Corp. (a)	111	4,040
Oil States International, Inc. (b)	1,348	34,172
Oil-Dri Corp. of America	139	6,801
Okta, Inc. (a) (b)	292	8,237
Old Dominion Freight Line, Inc.	1,448	159,439
Old Line Bancshares, Inc.	236	6,608
Old National Bancorp	3,480	63,684
Old Point Financial Corp.	101	3,272

	Number of Shares	Value
Old Republic International Corp.	5,773	$113,670
Old Second Bancorp, Inc.	675	9,079
Olin Corp.	3,902	133,643
Ollie’s Bargain Outlet Holdings, Inc. (b)	1,243	57,675
Olympic Steel, Inc.	244	5,368
Omega Flex, Inc.	48	3,448
Omega Healthcare Investors, Inc. (a)	12,424	396,450
Omega Protein Corp.	603	10,040
Omeros Corp. (a) (b)	1,087	23,501
Ominto, Inc. (a) (b)	372	1,674
Omnicell, Inc. (b)	964	49,212
Omnicom Group, Inc.	5,474	405,459
OMNOVA Solutions, Inc. (b)	1,152	12,614
On Assignment, Inc. (b)	1,326	71,180
On Deck Capital, Inc. (b)	1,304	6,090
ON Semiconductor Corp. (b)	9,876	182,410
ONE Gas, Inc.	1,356	99,856
One Liberty Properties, Inc.	401	9,768
OneMain Holdings, Inc. (b)	1,245	35,097
ONEOK, Inc.	8,948	495,809
Ooma, Inc. (b)	463	4,885
OPKO Health, Inc. (a) (b)	7,846	53,824
Oppenheimer Holdings, Inc. Class A	273	4,737
Opus Bank	543	13,032
Oracle Corp.	63,908	3,089,952
OraSure Technologies, Inc. (b)	1,477	33,232
ORBCOMM, Inc. (b)	1,715	17,956
Orbital ATK, Inc.	1,358	180,831
Orchid Island Capital, Inc. (a)	866	8,825
Orchids Paper Products Co. (a)	242	3,407
Organovo Holdings, Inc. (a) (b)	2,652	5,887
Orion Group Holdings, Inc. (b)	740	4,854
Oritani Financial Corp.	1,034	17,371
Ormat Technologies, Inc.	1,038	63,370
Orrstown Financial Services, Inc.	204	5,080
Oshkosh Corp.	1,763	145,518
OSI Systems, Inc. (b)	454	41,482
Otonomy, Inc. (b)	744	2,418
Otter Tail Corp.	1,039	45,041
Outfront Media, Inc.	3,276	82,490
Overseas Shipholding Group, Inc. Class A (b)	1,076	2,830
Overstock.com, Inc. (b)	448	13,306
Owens & Minor, Inc.	1,577	46,048
Owens Corning	2,626	203,121
Owens Realty Mortgage, Inc.	289	5,263
Owens-Illinois, Inc. (b)	3,842	96,665
Oxford Industries, Inc.	434	27,576
P.H. Glatfelter Co.	1,141	22,192
PACCAR, Inc.	8,126	587,835
Pacific Biosciences of California, Inc. (a) (b)	2,213	11,618

The accompanying notes are an integral part of the financial statements.

82

MM Select Equity Asset Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Pacific Continental Corp.	567	$15,281
Pacific Ethanol, Inc. (b)	1,137	6,310
Pacific Mercantile Bancorp (b)	449	4,108
Pacific Premier Bancorp, Inc. (b)	1,020	38,505
Pacira Pharmaceuticals, Inc. (b)	1,027	38,564
Packaging Corp. of America	2,211	253,557
PacWest Bancorp	2,849	143,903
Palo Alto Networks, Inc. (b)	2,107	303,619
Pandora Media, Inc. (a) (b)	5,347	41,172
Panhandle Oil & Gas, Inc. Class A	417	9,925
Papa John’s International, Inc.	712	52,026
Par Pacific Holdings, Inc. (b)	837	17,410
Paragon Commercial Corp. (b)	113	6,380
Paramount Group, Inc.	12,597	201,552
Paratek Pharmaceuticals, Inc. (b)	618	15,512
PAREXEL International Corp. (b)	1,308	115,209
Park City Group, Inc. (a) (b)	358	4,350
Park Electrochemical Corp.	471	8,714
Park Hotels & Resorts, Inc.	9,119	251,320
Park National Corp.	352	38,012
Park Sterling Corp.	1,355	16,829
Park-Ohio Holdings Corp.	212	9,667
Parke Bancorp, Inc.	161	3,574
Parker Drilling Co. (b)	3,617	3,979
Parker-Hannifin Corp.	3,133	548,338
Parkway, Inc.	2,861	65,889
Parsley Energy, Inc. Class A (b)	5,466	143,974
Party City Holdco, Inc. (a) (b)	727	9,851
Patrick Industries, Inc. (b)	424	35,658
Pattern Energy Group, Inc. (a)	1,840	44,344
Patterson Cos., Inc. (a)	1,957	75,638
Patterson-UTI Energy, Inc.	4,917	102,962
Paychex, Inc.	7,617	456,715
Paycom Software, Inc. (a) (b)	1,285	96,324
Paylocity Holding Corp. (b)	680	33,198
PayPal Holdings, Inc. (b)	30,232	1,935,755
PBF Energy, Inc. Class A	2,589	71,482
PC Connection, Inc.	272	7,668
PCM, Inc. (b)	249	3,486
PCSB Financial Corp. (b)	471	8,883
PDC Energy, Inc. (b)	1,725	84,577
PDF Solutions, Inc. (b)	735	11,385
PDL BioPharma, Inc. (b)	3,761	12,750
pdvWireless, Inc. (a) (b)	251	7,480
Peabody Energy Corp. (b)	1,618	46,938
Peapack Gladstone Financial Corp.	450	15,183
Pebblebrook Hotel Trust	4,581	165,557
Pegasystems, Inc.	957	55,171
Penn National Gaming, Inc. (b)	2,214	51,785
Penn Virginia Corp. (b)	374	14,953
Penns Woods Bancorp, Inc.	129	5,995
Pennsylvania REIT	4,561	47,845
PennyMac Financial Services, Inc. Class A (b)	420	7,476

	Number of Shares	Value
PennyMac Mortgage Investment Trust	1,715	$29,824
Penske Automotive Group, Inc.	844	40,149
Penumbra, Inc. (a) (b)	766	69,170
People’s United Financial, Inc.	8,097	146,880
People’s Utah Bancorp	321	10,416
Peoples Bancorp of North Carolina, Inc.	115	4,096
Peoples Bancorp, Inc.	461	15,485
Peoples Financial Services Corp.	187	8,939
PepsiCo, Inc.	31,753	3,538,237
Perficient, Inc. (b)	903	17,762
Performance Food Group Co. (b)	2,213	62,517
PerkinElmer, Inc.	2,591	178,701
Perry Ellis International, Inc. (b)	270	6,388
PetIQ, Inc. (b)	188	5,091
PetMed Express, Inc.	517	17,139
Pfizer, Inc.	131,491	4,694,229
PG&E Corp.	13,653	929,633
PGT Innovations, Inc. (b)	1,274	19,046
PharMerica Corp. (b)	782	22,913
PHH Corp. (b)	1,378	19,196
PHI, Inc. (b)	325	3,822
Phibro Animal Health Corp. Class A	501	18,562
Philip Morris International, Inc.	34,497	3,829,512
Phillips 66	11,641	1,066,432
Photronics, Inc. (b)	1,763	15,603
Physicians Realty Trust	11,648	206,519
PICO Holdings, Inc. (b)	603	10,070
Piedmont Office Realty Trust, Inc. Class A	9,296	187,407
Pier 1 Imports, Inc.	2,130	8,925
Pieris Pharmaceuticals, Inc. (b)	909	5,236
Pilgrim’s Pride Corp. (a) (b)	1,228	34,887
Pinnacle Entertainment, Inc. (b)	1,389	29,600
Pinnacle Financial Partners, Inc.	1,719	115,087
Pinnacle Foods, Inc.	2,798	159,962
Pinnacle West Capital Corp.	2,631	222,477
Pioneer Energy Services Corp. (b)	1,549	3,950
Pioneer Natural Resources Co.	4,512	665,700
Piper Jaffray Cos.	376	22,316
Pitney Bowes, Inc.	4,409	61,770
Pixelworks, Inc. (b)	767	3,613
PJT Partners, Inc. Class A	474	18,159
Planet Fitness, Inc. Class A	2,197	59,275
Planet Payment, Inc. (b)	1,164	4,994
Plantronics, Inc.	870	38,471
Platform Specialty Products Corp. (b)	5,234	58,359
Plexus Corp. (b)	879	49,294
Plug Power, Inc. (b)	6,055	15,804
Ply Gem Holdings, Inc. (b)	616	10,503
The PNC Financial Services Group, Inc.	12,920	1,741,228
PNM Resources, Inc.	2,077	83,703

The accompanying notes are an integral part of the financial statements.

83

MM Select Equity Asset Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Polaris Industries, Inc.	1,394	$145,854
PolyOne Corp.	2,117	84,744
Pool Corp.	951	102,870
Portland General Electric Co.	2,303	105,109
Portola Pharmaceuticals, Inc. (b)	1,432	77,371
Post Holdings, Inc. (b)	1,536	135,583
Potbelly Corp. (b)	577	7,155
Potlatch Corp.	1,059	54,009
Powell Industries, Inc.	195	5,848
Power Integrations, Inc.	749	54,827
PPG Industries, Inc.	6,839	743,126
PPL Corp.	16,231	615,966
PRA Group, Inc. (b)	1,200	34,380
PRA Health Sciences, Inc. (b)	1,274	97,041
Praxair, Inc.	7,623	1,065,238
Preferred Apartment Communities, Inc. Class A	806	15,217
Preferred Bank	340	20,519
Preformed Line Products Co.	86	5,788
Premier Financial Bancorp, Inc.	273	5,949
Premier, Inc. Class A (b)	1,210	39,410
Presidio, Inc. (b)	503	7,117
Prestige Brands Holdings, Inc. (b)	1,390	69,625
The Priceline Group, Inc. (b)	1,311	2,400,205
PriceSmart, Inc.	576	51,408
Primerica, Inc.	1,187	96,800
Primo Water Corp. (b)	672	7,963
Primoris Services Corp.	1,043	30,685
Principal Financial Group, Inc.	6,316	406,371
ProAssurance Corp.	1,244	67,985
The Procter & Gamble Co.	56,914	5,178,036
Progenics Pharmaceuticals, Inc. (b)	1,866	13,734
Progress Software Corp.	1,243	47,445
The Progressive Corp.	13,732	664,903
Prologis, Inc.	33,611	2,132,954
Proofpoint, Inc. (a) (b)	1,121	97,774
ProPetro Holding Corp. (b)	668	9,586
PROS Holdings, Inc. (b)	692	16,698
Prosperity Bancshares, Inc.	1,570	103,196
Protagonist Therapeutics, Inc. (b)	247	4,364
Proto Labs, Inc. (b)	648	52,034
The Providence Service Corp. (b)	299	16,170
Provident Bancorp, Inc. (b)	129	2,986
Provident Financial Holdings, Inc.	200	3,920
Provident Financial Services, Inc.	1,619	43,179
Prudential Bancorp, Inc.	219	4,058
Prudential Financial, Inc.	11,451	1,217,470
PS Business Parks, Inc.	1,286	171,681
PTC Therapeutics, Inc. (b)	851	17,029
PTC, Inc. (b)	2,715	152,800
Public Service Enterprise Group, Inc.	11,982	554,167
Public Storage	9,889	2,116,147
Pulse Biosciences, Inc. (a) (b)	239	4,448

	Number of Shares	Value
PulteGroup, Inc.	6,596	$180,269
Puma Biotechnology, Inc. (a) (b)	749	89,693
Pure Cycle Corp. (b)	477	3,578
Pure Storage, Inc. Class A (b)	2,431	38,872
PVH Corp.	1,837	231,572
Pzena Investment Management, Inc. Class A	461	5,020
Q2 Holdings, Inc. (b)	820	34,153
QAD, Inc. Class A	266	9,137
QCR Holdings, Inc.	326	14,833
QEP Resources, Inc. (b)	5,670	48,592
Qorvo, Inc. (b)	2,995	211,687
QTS Realty Trust, Inc. Class A	3,148	164,829
Quad/Graphics, Inc.	824	18,631
Quaker Chemical Corp.	339	50,155
QUALCOMM, Inc.	39,477	2,046,488
Quality Care Properties, Inc. (b)	6,133	95,061
Quality Systems, Inc. (b)	1,374	21,613
Qualys, Inc. (b)	823	42,631
Quanex Building Products Corp.	907	20,816
Quanta Services, Inc. (b)	3,503	130,907
Quantenna Communications, Inc. (b)	555	9,330
Quantum Corp. (b)	704	4,308
Quest Diagnostics, Inc.	3,240	303,394
Quidel Corp. (b)	734	32,193
QuinStreet, Inc. (b)	1,000	7,350
Quintiles IMS Holdings, Inc. (b)	3,000	285,210
Quotient Technology, Inc. (b)	1,930	30,204
R1 RCM, Inc. (b)	2,645	9,813
Ra Pharmaceuticals, Inc. (b)	259	3,781
Radian Group, Inc.	5,652	105,636
Radiant Logistics, Inc. (b)	992	5,268
Radisys Corp. (b)	1,045	1,432
Radius Health, Inc. (a) (b)	973	37,509
RadNet, Inc. (b)	982	11,342
RAIT Financial Trust	2,047	1,494
Ralph Lauren Corp.	1,311	115,748
Ramaco Resources, Inc. (a) (b)	233	1,545
Rambus, Inc. (b)	2,813	37,554
Ramco-Gershenson Properties Trust	5,203	67,691
Range Resources Corp. (a)	5,406	105,795
Rapid7, Inc. (b)	556	9,786
Raven Industries, Inc.	946	30,650
Raymond James Financial, Inc.	3,043	256,616
Rayonier Advanced Materials, Inc.	1,121	15,358
Rayonier, Inc.	3,043	87,912
Raytheon Co.	7,772	1,450,100
RBC Bearings, Inc. (b)	605	75,716
RCI Hospitality Holdings, Inc.	239	5,915
RE/MAX Holdings, Inc. Class A	473	30,059
Reading International, Inc. Series A (b)	335	5,266
RealNetworks, Inc. (b)	735	3,528

The accompanying notes are an integral part of the financial statements.

84

MM Select Equity Asset Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Realogy Holdings Corp.	3,179	$104,748
RealPage, Inc. (b)	1,533	61,167
Realty Income Corp.	17,380	993,962
Reata Pharmaceuticals, Inc. Class A (a) (b)	225	6,998
Recro Pharma, Inc. (b)	386	3,466
Red Hat, Inc. (b)	4,196	465,169
Red Lion Hotels Corp. (b)	474	4,100
Red Robin Gourmet Burgers, Inc. (b)	336	22,512
Red Rock Resorts, Inc. Class A	1,771	41,016
Redfin Corp. (a) (b)	278	6,975
Redwood Trust, Inc.	2,003	32,629
Regal Beloit Corp.	1,054	83,266
Regal Entertainment Group Class A (a)	2,667	42,672
Regency Centers Corp.	9,522	590,745
Regeneron Pharmaceuticals, Inc. (b)	2,090	934,481
REGENXBIO, Inc. (b)	732	24,119
Regional Management Corp. (b)	196	4,745
Regions Financial Corp.	28,483	433,796
Regis Corp. (b)	919	13,114
Reinsurance Group of America, Inc.	1,520	212,086
Reis, Inc.	251	4,518
Reliance Steel & Aluminum Co.	1,675	127,585
Renasant Corp.	1,124	48,220
Renewable Energy Group, Inc. (b)	1,022	12,417
Rent-A-Center, Inc. (a)	1,122	12,881
Repligen Corp. (b)	897	34,373
Republic Bancorp, Inc. Class A	227	8,828
Republic First Bancorp, Inc. (b)	1,305	12,071
Republic Services, Inc.	5,447	359,829
ResMed, Inc.	3,304	254,276
Resolute Energy Corp. (a) (b)	568	16,864
Resource Capital Corp.	805	8,678
Resources Connection, Inc.	774	10,759
Retail Opportunity Investments Corp.	7,139	135,712
Retail Properties of America, Inc. Class A	14,563	191,212
Retrophin, Inc. (b)	1,014	25,238
REV Group, Inc.	309	8,887
Revance Therapeutics, Inc. (b)	590	16,254
Revlon, Inc. Class A (a) (b)	263	6,457
REX American Resources Corp. (b)	153	14,356
Rexford Industrial Realty, Inc.	4,534	129,763
Rexnord Corp. (b)	2,704	68,709
RGC Resources, Inc.	171	4,885
RH (a) (b)	521	36,637
Rice Energy, Inc. (b)	3,986	115,355
Rigel Pharmaceuticals, Inc. (b)	3,078	7,818
RigNet, Inc. (b)	358	6,158
Ring Energy, Inc. (b)	1,191	17,258
RingCentral, Inc. Class A (b)	1,632	68,136
Rite Aid Corp. (a) (b)	24,911	48,826

	Number of Shares	Value
Riverview Bancorp, Inc.	522	$4,385
RLI Corp.	1,005	57,647
RLJ Lodging Trust	11,236	247,192
The RMR Group, Inc. Class A	181	9,294
Roadrunner Transportation Systems, Inc. (b)	815	7,767
Robert Half International, Inc.	2,918	146,892
Rockwell Automation, Inc.	3,042	542,115
Rockwell Collins, Inc.	3,843	502,319
Rockwell Medical, Inc. (a) (b)	1,264	10,820
Rogers Corp. (b)	471	62,775
Rollins, Inc.	2,262	104,369
Roper Technologies, Inc.	2,382	579,779
Rosetta Stone, Inc. (b)	295	3,012
Ross Stores, Inc.	9,100	587,587
Royal Gold, Inc.	1,539	132,416
RPC, Inc. (a)	1,468	36,392
RPM International, Inc.	3,103	159,308
RPX Corp. (b)	1,188	15,777
RR Donnelley & Sons Co.	1,834	18,890
RSP Permian, Inc. (b)	3,108	107,506
RTI Surgical, Inc. (b)	1,288	5,860
The Rubicon Project, Inc. (b)	1,174	4,567
Ruby Tuesday, Inc. (b)	1,592	3,407
Rudolph Technologies, Inc. (b)	823	21,645
Rush Enterprises, Inc. Class A (b)	779	36,060
Rush Enterprises, Inc. Class B (b)	107	4,667
Ruth’s Hospitality Group, Inc.	788	16,509
Ryder System, Inc.	1,245	105,265
Ryerson Holding Corp. (b)	387	4,199
Ryman Hospitality Properties, Inc.	2,885	180,284
S&P Global, Inc.	6,883	1,075,882
S&T Bancorp, Inc.	910	36,018
Sabra Health Care REIT, Inc.	11,505	252,420
Sabre Corp.	4,929	89,215
Safeguard Scientifics, Inc. (b)	548	7,316
Safety Income and Growth, Inc.	269	5,014
Safety Insurance Group, Inc.	381	29,070
Saga Communications, Inc. Class A	119	5,426
Sage Therapeutics, Inc. (b)	903	56,257
Saia, Inc. (b)	661	41,412
Salem Media Group, Inc.	58	383
salesforce.com, Inc. (b)	18,050	1,686,231
Sally Beauty Holdings, Inc. (b)	3,112	60,933
Sanchez Energy Corp. (b)	1,856	8,946
Sanderson Farms, Inc.	524	84,636
SandRidge Energy, Inc. (b)	919	18,463
Sandy Spring Bancorp, Inc.	618	25,610
Sangamo Therapeutics, Inc. (b)	1,815	27,225
Sanmina Corp. (b)	1,934	71,848
Santander Consumer USA Holdings, Inc. (b)	3,499	53,780
Sarepta Therapeutics, Inc. (a) (b)	1,543	69,990

The accompanying notes are an integral part of the financial statements.

85

MM Select Equity Asset Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Saul Centers, Inc.	778	$48,166
SBA Communications Corp. (b)	2,844	409,678
SCANA Corp.	3,115	151,046
ScanSource, Inc. (b)	656	28,634
Schneider National, Inc. Class B	847	21,429
Schnitzer Steel Industries, Inc. Class A	693	19,508
Scholastic Corp.	748	27,826
Schweitzer-Mauduit International, Inc.	798	33,085
SciClone Pharmaceuticals, Inc. (b)	1,362	15,254
Science Applications International Corp.	1,142	76,343
Scientific Games Corp. Class A (b)	1,394	63,915
Scorpio Bulkers, Inc. (b)	1,545	10,892
Scorpio Tankers, Inc.	4,309	14,780
The Scotts Miracle-Gro Co.	1,039	101,136
Scripps Networks Interactive, Inc. Class A	2,039	175,130
Seaboard Corp.	6	27,030
Seacoast Banking Corp. of Florida (b)	1,043	24,917
SEACOR Holdings, Inc. (b)	427	19,689
SEACOR Marine Holdings, Inc. (b)	429	6,710
Sealed Air Corp.	4,608	196,854
Sears Holdings Corp. (a) (b)	316	2,307
Seattle Genetics, Inc. (b)	2,265	123,239
SeaWorld Entertainment, Inc. (a)	1,787	23,213
SecureWorks Corp. Class A (b)	176	2,174
SEI Investments Co.	3,169	193,499
Select Comfort Corp. (b)	1,072	33,286
Select Income REIT	4,214	98,692
Select Medical Holdings Corp. (b)	2,800	53,760
Selecta Biosciences, Inc. (a) (b)	256	4,672
Selective Insurance Group, Inc.	1,501	80,829
SemGroup Corp. Class A	1,732	49,795
Sempra Energy	5,952	679,302
Semtech Corp. (b)	1,695	63,647
Seneca Foods Corp. Class A (b)	188	6,486
Senior Housing Properties Trust	14,840	290,122
Sensient Technologies Corp.	1,142	87,843
Sequential Brands Group, Inc. (b)	1,130	3,379
Seres Therapeutics, Inc. (b)	513	8,229
Seritage Growth Properties Class A (a)	1,664	76,660
Service Corp. International	4,300	148,350
ServiceMaster Global Holdings, Inc. (b)	3,179	148,555
ServiceNow, Inc. (b)	3,960	465,419
ServiceSource International, Inc. (b)	2,023	7,000
ServisFirst Bancshares, Inc. (a)	1,212	47,086
Shake Shack, Inc. Class A (a) (b)	574	19,074
Shenandoah Telecommunications Co.	1,214	45,161
The Sherwin-Williams Co.	2,186	782,675
Shiloh Industries, Inc. (b)	232	2,413
Shoe Carnival, Inc.	335	7,497
Shore Bancshares, Inc.	350	5,828
Shutterfly, Inc. (b)	887	43,002

	Number of Shares	Value
Shutterstock, Inc. (b)	486	$16,179
SI Financial Group, Inc.	318	4,754
Sientra, Inc. (a) (b)	389	5,991
Sierra Bancorp	271	7,358
Sigma Designs, Inc. (b)	1,003	6,319
Signature Bank (b)	1,279	163,763
Silgan Holdings, Inc.	1,758	51,738
Silicon Laboratories, Inc. (b)	1,094	87,411
Silver Spring Networks, Inc. (b)	1,099	17,771
SilverBow Resources, Inc. (b)	176	4,321
Silvercrest Asset Management Group, Inc. Class A	229	3,332
Simmons First National Corp. Class A	789	45,683
Simon Property Group, Inc.	20,760	3,342,568
Simpson Manufacturing Co., Inc.	1,068	52,375
Simulations Plus, Inc.	309	4,790
Sinclair Broadcast Group, Inc. Class A	1,885	60,414
Sirius XM Holdings, Inc. (a)	34,521	190,556
SiteOne Landscape Supply, Inc. (b)	885	51,418
Six Flags Entertainment Corp. (a)	1,592	97,016
SJW Group	440	24,904
Skechers U.S.A., Inc. Class A (b)	3,100	77,779
SkyWest, Inc.	1,326	58,211
Skyworks Solutions, Inc.	4,367	444,997
SL Green Realty Corp.	6,127	620,788
SLM Corp. (b)	10,205	117,051
SM Energy Co. (a)	2,621	46,497
Smart & Final Stores, Inc. (b)	495	3,886
Smart Sand, Inc. (a) (b)	451	3,058
SmartFinancial, Inc. (b)	179	4,307
Snap-on, Inc.	1,362	202,952
Snyder’s-Lance, Inc.	2,242	85,510
Solaris Oilfield Infrastructure, Inc. Class A (b)	274	4,776
Sonic Automotive, Inc. Class A	706	14,402
Sonic Corp. (a)	1,073	27,308
Sonoco Products Co.	2,321	117,094
Sonus Networks, Inc. (b)	1,252	9,578
Sotheby’s (a) (b)	993	45,787
South Jersey Industries, Inc.	2,085	71,995
South State Corp.	749	67,447
The Southern Co.	26,598	1,307,026
Southern Copper Corp.	3,241	128,862
Southern First Bancshares, Inc. (b)	173	6,289
Southern Missouri Bancorp, Inc.	159	5,802
Southern National Bancorp of Virginia, Inc.	499	8,478
Southside Bancshares, Inc.	726	26,397
Southwest Airlines Co.	14,987	838,972
Southwest Bancorp, Inc.	473	13,031
Southwest Gas Holdings, Inc.	1,236	95,938
Southwestern Energy Co. (b)	11,953	73,033
SP Plus Corp. (b)	456	18,012

The accompanying notes are an integral part of the financial statements.

86

MM Select Equity Asset Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Spark Energy, Inc. Class A (a)	308	$4,620
Spark Therapeutics, Inc. (a) (b)	695	61,966
Spartan Motors, Inc.	903	9,978
SpartanNash Co.	983	25,922
Sparton Corp. (b)	258	5,988
Spectrum Brands Holdings, Inc. (a)	571	60,480
Spectrum Pharmaceuticals, Inc. (b)	2,041	28,717
Speedway Motorsports, Inc.	327	6,965
Spire, Inc.	1,230	91,819
Spirit AeroSystems Holdings, Inc. Class A	2,858	222,124
Spirit Airlines, Inc. (b)	1,643	54,893
Spirit Realty Capital, Inc.	30,744	263,476
Splunk, Inc. (b)	3,258	216,429
Spok Holdings, Inc.	537	8,243
Sportsman’s Warehouse Holdings, Inc. (a) (b)	903	4,073
Sprint Corp. (a) (b)	16,774	130,502
Sprouts Farmers Market, Inc. (b)	3,136	58,863
SPS Commerce, Inc. (b)	441	25,009
SPX Corp. (b)	1,114	32,685
SPX FLOW, Inc. (b)	1,088	41,953
Square, Inc. Class A (b)	5,754	165,773
SRC Energy, Inc. (b)	5,264	50,903
SS&C Technologies Holdings, Inc	4,075	163,611
The St. Joe Co. (b)	1,270	23,939
STAAR Surgical Co. (b)	1,077	13,409
STAG Industrial, Inc.	6,046	166,084
Stamps.com, Inc. (b)	413	83,694
Standard Motor Products, Inc.	565	27,261
Standex International Corp.	330	35,046
Stanley Black & Decker, Inc.	3,623	546,964
Starbucks Corp.	37,683	2,023,954
Startek, Inc. (b)	274	3,220
Starwood Property Trust, Inc.	6,033	131,037
Starwood Waypoint Homes	8,376	304,635
State Auto Financial Corp.	419	10,990
State Bank Financial Corp.	989	28,335
State National Cos., Inc.	781	16,393
State Street Corp.	9,994	954,827
Steel Dynamics, Inc.	5,506	189,792
Steelcase, Inc. Class A	2,235	34,419
Stemline Therapeutics, Inc. (a) (b)	553	6,138
Stepan Co.	521	43,587
Stericycle, Inc. (b)	1,955	140,017
Sterling Bancorp	3,417	84,229
Sterling Construction Co., Inc. (b)	683	10,402
Steven Madden Ltd. (b)	1,547	66,985
Stewart Information Services Corp.	546	20,617
Stifel Financial Corp.	1,735	92,753
Stock Yards Bancorp, Inc.	583	22,154
Stone Energy Corp. (b)	511	14,850
Stoneridge, Inc. (b)	702	13,907

	Number of Shares	Value
STORE Capital Corp.	10,952	$272,376
Straight Path Communications, Inc. Class B (b)	254	45,890
Stratus Properties, Inc.	167	5,060
Strayer Education, Inc.	279	24,348
Stryker Corp.	9,075	1,288,831
Sturm, Ruger & Co., Inc.	447	23,110
Sucampo Pharmaceuticals, Inc. Class A (a) (b)	648	7,646
Summit Financial Group, Inc.	283	7,262
Summit Hotel Properties, Inc.	6,752	107,964
Summit Materials, Inc. Class A (b)	2,781	89,075
Sun Bancorp, Inc.	225	5,591
Sun Communities, Inc.	4,846	415,205
Sun Hydraulics Corp.	622	33,588
SunCoke Energy, Inc. (b)	1,684	15,392
SunPower Corp. (a) (b)	1,561	11,380
Sunrun, Inc. (a) (b)	2,229	12,371
Sunshine Bancorp, Inc. (b)	186	4,323
Sunstone Hotel Investors, Inc.	14,659	235,570
SunTrust Banks, Inc.	11,455	684,665
Super Micro Computer, Inc. (b)	1,019	22,520
Superior Energy Services, Inc. (b)	3,986	42,570
Superior Industries International, Inc.	646	10,756
Superior Uniform Group, Inc.	236	5,404
Supernus Pharmaceuticals, Inc. (b)	1,238	49,520
SUPERVALU, Inc. (b)	1,002	21,793
Surgery Partners, Inc. (b)	497	5,144
Surmodics, Inc. (b)	350	10,850
Sutherland Asset Management Corp.	455	7,144
SVB Financial Group (b)	1,242	232,366
Sykes Enterprises, Inc. (b)	1,027	29,947
Symantec Corp.	14,480	475,089
Synaptics, Inc. (b)	898	35,184
Synchronoss Technologies, Inc. (a) (b)	1,114	10,394
Synchrony Financial	18,894	586,659
Syndax Pharmaceuticals, Inc. (b)	235	2,750
Synergy Pharmaceuticals, Inc. (a) (b)	5,948	17,249
SYNNEX Corp.	756	95,642
Synopsys, Inc. (b)	3,547	285,640
Synovus Financial Corp.	2,863	131,870
Syntel, Inc.	869	17,076
Syros Pharmaceuticals, Inc. (b)	331	4,872
Sysco Corp.	13,143	709,065
Systemax, Inc.	302	7,982
T-Mobile US, Inc. (b)	7,843	483,599
T. Rowe Price Group, Inc.	5,577	505,555
Tableau Software, Inc. Class A (b)	1,415	105,969
Tabula Rasa HealthCare, Inc. (b)	254	6,792
Tactile Systems Technology, Inc. (b)	209	6,469
Tailored Brands, Inc.	1,286	18,570
Take-Two Interactive Software, Inc. (b)	2,467	252,201

The accompanying notes are an integral part of the financial statements.

87

MM Select Equity Asset Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Tanger Factory Outlet Centers, Inc. (a)	5,949	$145,275
Targa Resources Corp.	5,021	237,493
Target Corp.	14,748	870,279
Taubman Centers, Inc.	3,801	188,910
Taylor Morrison Home Corp. Class A (b)	1,851	40,815
TCF Financial Corp.	3,759	64,053
TD Ameritrade Holding Corp.	6,010	293,288
Team, Inc. (a) (b)	766	10,226
Tech Data Corp. (b)	914	81,209
TechTarget, Inc. (b)	508	6,066
Teekay Corp. (a)	1,365	12,189
Teekay Tankers Ltd. Class A (a)	3,239	5,247
TEGNA, Inc.	5,080	67,716
Tejon Ranch Co. (b)	408	8,609
Teladoc, Inc. (a) (b)	1,404	46,543
Teledyne Technologies, Inc. (b)	825	131,323
Teleflex, Inc.	1,066	257,940
Telenav, Inc. (b)	651	4,134
Telephone & Data Systems, Inc.	2,288	63,812
TeleTech Holdings, Inc.	366	15,280
Teligent, Inc. (a) (b)	963	6,462
Tellurian, Inc. (a) (b)	1,449	15,475
Tempur Sealy International, Inc. (b)	1,097	70,778
Tenet Healthcare Corp. (a) (b)	2,121	34,848
Tennant Co.	462	30,584
Tenneco, Inc.	1,388	84,210
Teradata Corp. (a) (b)	2,979	100,660
Teradyne, Inc.	4,702	175,338
Terex Corp.	1,956	88,059
TerraForm Global, Inc. Class A (b)	2,322	11,029
TerraForm Power, Inc. Class A (b)	2,124	28,079
Terreno Realty Corp.	3,352	121,275
Territorial Bancorp, Inc.	216	6,819
TESARO, Inc. (b)	879	113,479
Tesla, Inc. (b)	3,468	1,182,935
Tetra Tech, Inc.	1,493	69,499
TETRA Technologies, Inc. (b)	3,237	9,258
Tetraphase Pharmaceuticals, Inc. (b)	999	6,833
Texas Capital Bancshares, Inc. (b)	1,299	111,454
Texas Instruments, Inc.	26,655	2,389,354
Texas Roadhouse, Inc.	1,746	85,798
Textron, Inc.	6,283	338,528
TFS Financial Corp.	1,316	21,227
TG Therapeutics, Inc. (a) (b)	1,269	15,038
TherapeuticsMD, Inc. (a) (b)	4,085	21,610
Thermo Fisher Scientific, Inc.	10,649	2,014,791
Thermon Group Holdings, Inc. (b)	855	15,381
Thor Industries, Inc.	1,168	147,063
Tier REIT, Inc.	3,236	62,455
Tiffany & Co.	2,557	234,681
Tile Shop Holdings, Inc.	893	11,341
Tilly’s, Inc. Class A	349	4,185

	Number of Shares	Value
Timberland Bancorp, Inc.	171	$5,359
Time Warner, Inc.	20,716	2,122,354
Time, Inc.	2,615	35,302
The Timken Co.	1,635	79,379
TimkenSteel Corp. (a) (b)	1,041	17,176
Tiptree, Inc.	686	4,288
Titan International, Inc.	1,305	13,246
Titan Machinery, Inc. (b)	491	7,625
Tivity Health, Inc. (b)	951	38,801
TiVo Corp.	3,066	60,860
The TJX Cos., Inc.	17,212	1,269,041
Tobira Therapeutics, Inc. (b) (c) (e)	505	4,161
Tocagen, Inc. (b)	235	2,928
Toll Brothers, Inc.	3,590	148,877
Tompkins Financial Corp.	385	33,164
Tootsie Roll Industries, Inc. (a)	447	16,986
TopBuild Corp. (b)	969	63,150
Torchmark Corp.	2,731	218,726
The Toro Co.	2,494	154,778
Total System Services, Inc.	4,296	281,388
Tower International, Inc.	521	14,171
Towne Bank	1,488	49,848
Townsquare Media, Inc. Class A (b)	208	2,080
TPG RE Finance Trust, Inc. (b)	288	5,694
TPI Composites, Inc. (b)	168	3,753
Tractor Supply Co.	3,047	192,845
The Trade Desk, Inc. Class A (b)	615	37,829
TransDigm Group, Inc.	1,146	292,975
TransUnion (b)	3,551	167,820
The Travelers Cos., Inc.	7,361	901,870
Trecora Resources (b)	530	7,049
Tredegar Corp.	713	12,834
TreeHouse Foods, Inc. (b)	1,307	88,523
Trevena, Inc. (b)	1,659	4,230
Trex Co., Inc. (b)	771	69,444
TRI Pointe Group, Inc. (b)	3,892	53,749
Tribune Media Co. Class A	1,716	70,116
TriCo Bancshares	539	21,964
TriMas Corp. (b)	1,198	32,346
Trimble, Inc. (b)	5,932	232,831
TriNet Group, Inc. (b)	1,070	35,973
Trinity Industries, Inc.	3,555	113,404
Trinity Place Holdings, Inc. (b)	495	3,475
TripAdvisor, Inc. (b)	2,607	105,662
TriState Capital Holdings, Inc. (b)	593	13,580
Triumph Bancorp, Inc. (b)	411	13,255
Triumph Group, Inc.	1,274	37,901
tronc, Inc. (b)	497	7,221
TrueBlue, Inc. (b)	1,105	24,807
TrueCar, Inc. (b)	1,639	25,880
Trupanion, Inc. (b)	589	15,555
TrustCo Bank Corp NY	2,457	21,867
Trustmark Corp.	1,749	57,927

The accompanying notes are an integral part of the financial statements.

88

MM Select Equity Asset Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
TTM Technologies, Inc. (b)	2,412	$37,072
Tucows, Inc. Class A (a) (b)	236	13,818
Tupperware Brands Corp.	1,199	74,122
Turning Point Brands, Inc. (b)	123	2,091
Tutor Perini Corp. (b)	982	27,889
Twenty-First Century Fox, Inc. Class A	27,830	734,155
Twenty-First Century Fox, Inc. Class B	11,699	301,717
Twilio, Inc. Class A (a) (b)	1,622	48,417
Twin Disc, Inc. (b)	230	4,280
Twitter, Inc. (b)	15,841	267,238
Two Harbors Investment Corp.	8,199	82,646
Two River Bancorp	200	3,964
Tyler Technologies, Inc. (b)	816	142,245
Tyson Foods, Inc. Class A	6,602	465,111
U.S. Physical Therapy, Inc.	318	19,541
Ubiquiti Networks, Inc. (a) (b)	603	33,780
UDR, Inc.	16,923	643,582
UFP Technologies, Inc. (b)	175	4,918
UGI Corp.	4,093	191,798
Ulta Salon Cosmetics & Fragrance, Inc. (b)	1,399	316,258
The Ultimate Software Group, Inc. (b)	673	127,601
Ultra Clean Holdings, Inc. (b)	862	26,394
Ultragenyx Pharmaceutical, Inc. (b)	1,035	55,124
UMB Financial Corp.	1,176	87,600
UMH Properties, Inc.	745	11,585
Umpqua Holdings Corp.	5,728	111,753
Under Armour, Inc. Class A (a) (b)	4,351	71,704
Under Armour, Inc. Class C (a) (b)	4,416	66,328
Unifi, Inc. (b)	410	14,608
UniFirst Corp.	399	60,448
Union Bankshares Corp.	1,129	39,854
Union Bankshares, Inc.	109	5,276
Union Pacific Corp.	21,579	2,502,517
Unisys Corp. (a) (b)	1,325	11,262
Unit Corp. (b)	1,358	27,948
United Bankshares, Inc.	2,592	96,293
United Community Banks, Inc.	1,841	52,542
United Community Financial Corp.	1,236	11,866
United Continental Holdings, Inc. (b)	6,545	398,460
United Financial Bancorp, Inc.	1,341	24,527
United Fire Group, Inc.	560	25,659
United Insurance Holdings Corp. (a)	449	7,319
United Natural Foods, Inc. (b)	1,322	54,982
United Parcel Service, Inc. Class B	15,330	1,840,980
United Rentals, Inc. (b)	1,999	277,341
United Security Bancshares/Fresno CA	361	3,430
United States Cellular Corp. (b)	340	12,036
United States Lime & Minerals, Inc.	54	4,536
United States Steel Corp. (a)	4,126	105,873
United Technologies Corp.	16,584	1,925,071

	Number of Shares	Value
United Therapeutics Corp. (b)	1,017	$119,182
UnitedHealth Group, Inc.	21,310	4,173,563
Uniti Group, Inc. (a) (b)	3,916	57,409
Unitil Corp.	382	18,894
Unity Bancorp, Inc.	210	4,158
Univar, Inc. (b)	2,449	70,850
Universal Corp.	645	36,958
Universal Display Corp.	984	126,788
Universal Electronics, Inc. (b)	372	23,585
Universal Forest Products, Inc.	521	51,141
Universal Health Realty Income Trust	825	62,279
Universal Health Services, Inc. Class B	2,054	227,871
Universal Insurance Holdings, Inc.	831	19,113
Universal Logistics Holdings, Inc.	234	4,785
Univest Corp. of Pennsylvania	685	21,920
Unum Group	5,347	273,392
Upland Software, Inc. (b)	178	3,766
Uranium Energy Corp. (a) (b)	3,566	4,921
Urban Edge Properties	6,445	155,453
Urban Outfitters, Inc. (a) (b)	2,023	48,350
Urstadt Biddle Properties, Inc. Class A	2,005	43,508
US Bancorp	42,270	2,265,249
US Concrete, Inc. (a) (b)	396	30,215
US Ecology, Inc.	574	30,881
US Foods Holding Corp. (b)	4,118	109,951
US Silica Holdings, Inc. (a)	2,133	66,272
USA Technologies, Inc. (b)	1,050	6,563
USANA Health Sciences, Inc. (b)	304	17,541
USG Corp. (b)	2,043	66,704
Utah Medical Products, Inc.	95	6,987
Vail Resorts, Inc.	938	213,977
Valero Energy Corp.	11,929	917,698
Valhi, Inc.	725	1,762
Valley National Bancorp	6,676	80,446
Valmont Industries, Inc.	524	82,844
Valvoline, Inc.	4,841	113,521
Vanda Pharmaceuticals, Inc. (b)	1,166	20,871
Vantiv, Inc. Class A (b)	3,801	267,856
Varex Imaging Corp. (b)	984	33,299
Varian Medical Systems, Inc. (b)	2,177	217,831
Varonis Systems, Inc. (b)	501	20,992
VASCO Data Security International, Inc. (b)	754	9,086
Vector Group Ltd.	2,555	52,294
Vectren Corp.	1,968	129,435
Vectrus, Inc. (b)	290	8,944
Veeco Instruments, Inc. (b)	1,236	26,450
Veeva Systems, Inc. Class A (b)	2,568	144,861
Ventas, Inc.	22,604	1,472,199
Vera Bradley, Inc. (b)	546	4,810
Veracyte, Inc. (b)	609	5,341
VEREIT, Inc.	62,394	517,246

The accompanying notes are an integral part of the financial statements.

89

MM Select Equity Asset Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
VeriFone Systems, Inc. (b)	2,898	$58,771
Verint Systems, Inc. (b)	1,632	68,299
VeriSign, Inc. (b)	2,046	217,674
Verisk Analytics, Inc. (b)	3,588	298,486
Veritex Holdings, Inc. (b)	380	10,245
Veritiv Corp. (b)	300	9,750
Verizon Communications, Inc.	90,785	4,492,950
Versartis, Inc. (b)	832	2,038
Verso Corp. Class A (b)	901	4,586
Versum Materials, Inc.	2,572	99,845
Vertex Pharmaceuticals, Inc. (b)	6,716	1,021,101
VF Corp.	7,721	490,824
Viacom, Inc. Class A (a)	234	8,588
Viacom, Inc. Class B	8,323	231,712
Viad Corp.	533	32,460
ViaSat, Inc. (a) (b)	1,387	89,212
Viavi Solutions, Inc. (b)	5,970	56,476
Vicor Corp. (b)	380	8,968
ViewRay, Inc. (a) (b)	734	4,228
Village Super Market, Inc. Class A	216	5,344
VirnetX Holding Corp. (a) (b)	1,336	5,210
Virtu Financial, Inc. Class A (a)	617	9,995
Virtus Investment Partners, Inc.	175	20,309
Virtusa Corp. (b)	723	27,315
Visa, Inc. Class A	41,071	4,322,312
Vishay Intertechnology, Inc. (a)	3,516	66,101
Vishay Precision Group, Inc. (b)	188	4,587
Vista Outdoor, Inc. (b)	1,491	34,204
Visteon Corp. (b)	739	91,466
Vistra Energy Corp.	5,713	106,776
Vitamin Shoppe, Inc. (b)	565	3,023
Viveve Medical, Inc. (a) (b)	401	2,101
Vivint Solar, Inc. (a) (b)	686	2,332
VMware, Inc. Class A (b)	1,902	207,679
Vocera Communications, Inc. (b)	739	23,182
Vonage Holdings Corp. (b)	5,215	42,450
Vornado Realty Trust	10,939	840,990
VOXX International Corp. (b)	531	4,540
Voya Financial, Inc.	4,261	169,971
Voyager Therapeutics, Inc. (a) (b)	354	7,289
VSE Corp.	214	12,168
Vulcan Materials Co.	3,112	372,195
VWR Corp. (b)	2,018	66,816
W&T Offshore, Inc. (b)	2,500	7,625
W.R. Berkley Corp.	2,254	150,432
W.R. Grace & Co.	1,612	116,306
W.W. Grainger, Inc. (a)	1,231	221,272
Wabash National Corp. (a)	1,553	35,439
WABCO Holdings, Inc. (b)	1,197	177,156
Wabtec Corp. (a)	2,028	153,621
Waddell & Reed Financial, Inc. Class A (a)	2,112	42,388
WageWorks, Inc. (b)	973	59,061

	Number of Shares	Value
Wal-Mart Stores, Inc.	32,389	$2,530,876
Walgreens Boots Alliance, Inc.	20,589	1,589,883
Walker & Dunlop, Inc. (b)	724	37,887
The Walt Disney Co.	34,791	3,429,349
Warrior Met Coal, Inc.	445	10,489
Washington Federal, Inc.	2,318	78,001
Washington Prime Group, Inc.	12,388	103,192
Washington REIT	5,076	166,290
Washington Trust Bancorp, Inc.	398	22,785
WashingtonFirst Bankshares, Inc.	255	9,075
Waste Management, Inc.	11,801	923,664
Waters Corp. (b)	1,805	324,034
Waterstone Financial, Inc.	673	13,123
Watsco, Inc.	716	115,326
Watts Water Technologies, Inc. Class A	727	50,308
Wayfair, Inc. Class A (b)	908	61,199
WD-40 Co. (a)	360	40,284
Web.com Group, Inc. (b)	1,004	25,100
Webster Financial Corp.	2,167	113,876
WEC Energy Group, Inc.	7,484	469,846
Weight Watchers International, Inc. (b)	731	31,835
Weingarten Realty Investors	7,630	242,176
Weis Markets, Inc.	254	11,049
Welbilt, Inc. (b)	3,042	70,118
WellCare Health Plans, Inc. (b)	1,053	180,842
Wells Fargo & Co.	99,847	5,506,562
Welltower, Inc.	23,364	1,642,022
The Wendy’s Co.	4,365	67,788
Werner Enterprises, Inc.	1,240	45,322
WesBanco, Inc.	1,105	45,327
Wesco Aircraft Holdings, Inc. (b)	1,463	13,752
WESCO International, Inc. (b)	1,153	67,162
West Bancorporation, Inc.	436	10,638
West Corp.	1,126	26,427
West Pharmaceutical Services, Inc.	1,733	166,819
Westamerica Bancorp.	667	39,713
Westar Energy, Inc.	3,356	166,458
Western Alliance Bancorp (b)	2,306	122,402
Western Asset Mortgage Capital Corp.	1,060	11,098
Western Digital Corp.	6,913	597,283
Western New England Bancorp, Inc.	748	8,153
The Western Union Co.	11,168	214,426
Westlake Chemical Corp.	842	69,962
Westmoreland Coal Co. (b)	507	1,293
WestRock Co.	5,884	333,799
Westwood Holdings Group, Inc.	220	14,799
WEX, Inc. (b)	927	104,028
Weyco Group, Inc.	170	4,825
Weyerhaeuser Co.	17,682	601,718
WGL Holdings, Inc.	1,328	111,818
Whirlpool Corp.	1,691	311,888
Whitestone REIT (a)	933	12,176

The accompanying notes are an integral part of the financial statements.

90

MM Select Equity Asset Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Whiting Petroleum Corp. (a) (b)	8,441	$46,088
WideOpenWest, Inc. (b)	540	8,143
WildHorse Resource Development Corp. (a) (b)	531	7,073
Willbros Group, Inc. (b)	1,042	3,355
Willdan Group, Inc. (b)	199	6,460
William Lyon Homes Class A (b)	640	14,714
The Williams Cos., Inc.	19,604	588,316
Williams-Sonoma, Inc. (a)	2,049	102,163
Willis Lease Finance Corp. (b)	86	2,115
Windstream Holdings, Inc. (a)	4,988	8,829
Wingstop, Inc.	760	25,270
Winmark Corp.	51	6,719
Winnebago Industries, Inc.	823	36,829
Wintrust Financial Corp.	1,441	112,845
WisdomTree Investments, Inc. (a)	3,011	30,652
WMIH Corp. (b)	5,131	4,874
Wolverine World Wide, Inc.	2,467	71,173
Woodward, Inc.	1,384	107,412
Workday, Inc. Class A (b)	3,088	325,444
Workiva, Inc. (b)	660	13,761
World Acceptance Corp. (a) (b)	154	12,765
World Fuel Services Corp.	1,608	54,527
World Wrestling Entertainment, Inc. Class A	1,010	23,785
Worthington Industries, Inc.	1,175	54,050
WP Carey, Inc.	6,689	450,772
WPX Energy, Inc. (b)	9,369	107,743
WSFS Financial Corp.	794	38,707
Wyndham Worldwide Corp.	2,419	254,987
Wynn Resorts Ltd.	1,892	281,757
Xcel Energy, Inc.	12,036	569,544
Xcerra Corp. (b)	1,389	13,682
Xencor, Inc. (b)	1,003	22,989
Xenia Hotels & Resorts, Inc.	7,081	149,055
Xenith Bankshares, Inc. (b)	132	4,290
Xerox Corp.	5,432	180,831
Xilinx, Inc.	5,895	417,543
XO Group, Inc. (b)	645	12,687
Xperi Corp.	1,277	32,308
XPO Logistics, Inc. (b)	2,757	186,869
Xylem, Inc.	4,244	265,802
Yelp, Inc. (b)	2,025	87,682
Yext, Inc. (a) (b)	304	4,037
The York Water Co.	338	11,458
YRC Worldwide, Inc. (b)	824	11,371
Yum China Holdings, Inc. (b)	14,139	565,136
Yum! Brands, Inc.	9,304	684,867
ZAGG, Inc. (b)	731	11,513
Zayo Group Holdings, Inc. (b)	4,398	151,379
Zebra Technologies Corp. Class A (b)	1,237	134,313
Zendesk, Inc. (b)	2,537	73,852
Zillow Group, Inc. Class A (b)	1,243	49,906

	Number of Shares	Value
Zillow Group, Inc. Class C (a) (b)	2,490	$100,123
Zimmer Biomet Holdings, Inc.	4,783	560,041
Zions Bancorp	4,743	223,775
ZIOPHARM Oncology, Inc. (b)	3,446	21,158
Zix Corp. (b)	1,174	5,741
Zoe’s Kitchen, Inc. (a) (b)	446	5,633
Zoetis, Inc.	11,656	743,187
Zogenix, Inc. (b)	653	22,888
Zumiez, Inc. (b)	443	8,018
Zynerba Pharmaceuticals, Inc. (a) (b)	295	2,466
Zynga, Inc. Class A (b)	17,925	67,756

		629,945,141

TOTAL COMMON STOCK (Cost $957,794,563)		1,081,601,805

PREFERRED STOCK — 0.4%
Brazil — 0.2%
Banco Bradesco SA (b)	43,516	481,580
Braskem SA 2.700% BRL	2,600	34,832
Centrais Eletricas Brasileiras SA BRL (b)	3,400	24,358
Cia Brasileira de Distribuicao Grupo Pao de Acucar Class A (b)	2,400	56,834
Cia Energetica de Minas Gerais 1.480% BRL	10,800	27,212
Cia Paranaense de Energia 3.170% BRL	1,600	14,261
Gerdau SA 0.170% BRL	12,900	44,967
Itau Unibanco Holding SA 0.410%	46,059	630,427
Itausa — Investimentos Itau SA 0.530% BRL	55,616	193,690
Lojas Americanas SA (b)	10,300	62,604
Petroleo Brasileiro SA BRL (b)	56,083	270,928
Suzano Papel e Celulose SA 1.780% BRL	5,900	34,109
Telefonica Brasil SA 2.280% BRL	6,300	100,393

		1,976,195

Chile — 0.0%
Embotelladora Andina SA 2.020% CLP	4,238	19,791
Sociedad Quimica y Minera de Chile SA 1.910% CLP	1,384	76,620

		96,411

Colombia — 0.0%
Bancolombia SA 2.940% COP	6,463	74,344
Grupo Aval Acciones y Valores SA 4.390% COP	51,974	23,539
Grupo de Inversiones Suramericana SA 1.200% COP	1,884	25,778

		123,661

The accompanying notes are an integral part of the financial statements.

91

MM Select Equity Asset Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Germany — 0.1%
Bayerische Motoren Werke AG 4.630%	936	$83,391
Draegerwerk AG & Co. KGaA 0.190% EUR	106	11,755
Fuchs Petrolub SE 1.770%	1,363	80,691
Henkel AG & Co. KGaA 1.360%	3,241	441,181
Jungheinrich AG 1.140% EUR	723	33,262
Porsche Automobil Holding SE 1.720%	2,623	167,708
Sartorius AG 0.590% EUR	541	51,715
Schaeffler AG 3.630%	3,338	53,852
Sixt SE 3.200% EUR	238	14,655
STO SE & Co. KGaA 0.240% EUR	38	5,693
Volkswagen AG 1.420%	3,392	553,243

		1,497,146

Italy — 0.0%
Buzzi Unicem SpA 0.750% EUR	538	8,316
Danieli & C Officine Meccaniche SpA 0.830% EUR	543	10,037
Intesa Sanpaolo SpA 4.05% EUR	21,326	70,575
Telecom Italia SpA — RSP 4.36% EUR	105,456	79,373

		168,301

Republic of Korea — 0.1%
Amorepacific Corp. 1.000% KRW	120	16,340
Hyundai Motor Co. 3.940% KRW	546	48,885
Hyundai Motor Co. 4.290% KRW	351	28,745
LG Chem Ltd. 2.070% KRW	111	24,640
LG Household & Health Care Ltd. 1.190% KRW	29	15,167
Samsung Electronics Co. Ltd. 1.280% KRW	254	458,797

		592,574

Russia — 0.0%
Surgutneftegas OJSC 2.020% RUB	100,100	51,415
Transneft PJSC 4.410% RUB	7	21,586

		73,001

TOTAL PREFERRED STOCK (Cost $3,780,087)		4,527,289

TOTAL EQUITIES (Cost $961,574,650)		1,086,129,094

	Number of Shares	Value
MUTUAL FUNDS — 2.3%
United Kingdom — 0.0%
F&C Commercial Property Trust Ltd.	21,612	$43,180
MedicX Fund Ltd.	17,598	21,459
P2P Global Investments PLC	1,222	13,174
The Picton Property Income Ltd.	21,441	24,493
UK Commercial Property Trust Ltd.	26,817	33,047

		135,353

United States — 2.3%
iShares MSCI India ETF	190,100	6,244,785
State Street Navigator Securities Lending Prime Portfolio (f)	18,640,777	18,640,777

		24,885,562

TOTAL MUTUAL FUNDS (Cost $24,347,823)		25,020,915

WARRANTS — 0.0%
Australia — 0.0%
Westgold Resources Ltd., Expires 6/30/19 (a) (b)	493	124

Spain — 0.0%
Abengoa SA, B Shares Expires 3/31/25 (a) (b) (c) (e)	11,608	165

TOTAL WARRANTS (Cost $0)		289

RIGHTS — 0.0%
Australia — 0.0%
Macquarie Atlas Roads Group Expires 10/4/17 (b) (c) (e)	1,125	274

Cayman Islands — 0.0%
China State Construction International Holdings Ltd., Expires 10/03/17 (b) (c) (e)	3,250	21

Singapore — 0.0%
CapitaLand Commercial Trust, Expires 10/19/17 (b) (c) (e)	19,704	7,408
Manulife US REIT, Expires 10/16/17 (b) (c) (e)	3,157	695
Mapletree Logistics Trust, Expires 10/04/17 (b) (c) (e)	8,218	576

		8,679

The accompanying notes are an integral part of the financial statements.

92

MM Select Equity Asset Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
United Kingdom — 0.0%
Equiniti Group PLC, Expires 10/16/17 (b)	960	$1,481

TOTAL RIGHTS (Cost $0)		10,455

TOTAL LONG-TERM INVESTMENTS (Cost $985,922,473)		1,111,160,753

	Principal Amount
SHORT-TERM INVESTMENTS — 0.8%
Repurchase Agreement — 0.7%
State Street Bank & Trust Co. Repurchase Agreement, dated 9/29/17, 0.050%, due 10/02/17 (g)	$8,078,548	8,078,548

U.S. Treasury Bill — 0.1%
U.S. Treasury Bill (h) 0.000% 2/01/18	590,000	587,871

		587,871

TOTAL SHORT-TERM INVESTMENTS (Cost $8,666,393)		8,666,419

TOTAL INVESTMENTS — 102.9% (Cost $994,588,866) (i)		1,119,827,172

Other Assets/(Liabilities) — (2.9)%		(31,511,204)

NET ASSETS — 100.0%		$1,088,315,968

Abbreviation Legend

ADR	American Depositary Receipt
ETF	Exchange-Traded Fund
GDR	Global Depositary Receipt
REIT	Real Estate Investment Trust

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2017, was $18,002,387 or 1.65% of net assets. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).
(b)	Non-income producing security.
(c)	This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At September 30, 2017, these securities amounted to a value of $226,068 or 0.02% of net assets.
(d)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2017, these securities amounted to a value of $3,558,140 or 0.33% of net assets.
(e)	Investment was valued using significant unobservable inputs.
(f)	Represents investment of security lending collateral. (Note 2).
(g)	Maturity value of $8,078,582. Collateralized by U.S. Government Agency obligations with a rate of 2.125%, maturity date of 9/30/21, and an aggregate market value, including accrued interest, of $8,258,866.
(h)	A portion of this security is pledged/held as collateral for open futures contracts. (Note 2).
(i)	See Note 6 for aggregate cost for federal tax purposes.

Sector weightings, as a percentage of net assets, is as follows:

Financial	26.7%
Consumer, Non-cyclical	19.4%
Industrial	11.0%
Communications	10.0%
Technology	10.0%
Consumer, Cyclical	10.0%
Energy	5.6%
Basic Materials	4.2%
Utilities	3.0%
Mutual Funds	1.7%
Diversified	0.4%
U.S. Treasury Bills	0.1%

Total Long-Term Investments	102.1%
Short-Term Investments and Other Assets and Liabilities	(2.1)%

Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.

93

MM Select Equity Asset Fund – Portfolio of Investments (Continued)

The Fund had the following open Forward contracts at September 30, 2017:

Forward Contracts

		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
Contracts to Buy
EUR	574,404	Bank of Montreal*	12/20/17	$690,000	$(8,157)

AUD	304,533	BNP Paribas SA*	12/20/17	243,032	(4,373)
CAD	339,819	BNP Paribas SA*	12/20/17	278,569	(6,088)
EUR	963,044	BNP Paribas SA*	12/20/17	1,157,508	(14,333)

				1,679,109	(24,794)

JPY	87,235,466	Citibank N.A.*	12/20/17	791,555	(13,349)

JPY	53,287,488	JP Morgan Chase Bank N.A.*	12/20/17	480,000	(4,636)

GBP	213,843	Morgan Stanley & Co. LLC*	12/20/17	290,602	(3,366)

CHF	270,588	Societe Generale*	12/20/17	283,730	(2,819)

				$4,214,996	$(57,121)

Contracts to Deliver
CAD	268,332	Bank of Montreal*	12/20/17	$220,000	$4,839
EUR	580,909	Bank of Montreal*	12/20/17	700,000	10,435
GBP	308,118	Bank of Montreal*	12/20/17	410,000	(3,868)

				1,330,000	11,406

CHF	276,554	Bank of New York Mellon*	12/20/17	290,000	2,895

EUR	440,728	BNP Paribas SA*	12/20/17	530,000	6,836
JPY	39,753,997	BNP Paribas SA*	12/20/17	360,000	5,365

				890,000	12,201

JPY	55,531,550	Citibank N.A.*	12/20/17	500,000	4,617

AUD	461,473	JP Morgan Chase Bank N.A.*	12/20/17	370,000	8,348

EUR	474,253	Societe Generale*	12/20/17	570,000	7,042
JPY	51,413,291	Societe Generale*	12/20/17	470,000	11,355

				1,040,000	18,397

				$4,420,000	$57,864

*	Contracts are subject to a Master Netting Agreement.

The accompanying notes are an integral part of the financial statements.

94

MM Select Equity Asset Fund – Portfolio of Investments (Continued)

The Fund had the following open Futures contracts at September 30, 2017:

Futures

	Expiration Date	Number of Contracts	Notional Amount	Value/Net Unrealized Appreciation/ (Depreciation)
Futures Contracts — Long
Topix Index	12/07/17	2	$285,278	$12,434
S&P TSX 60 Index	12/14/17	4	578,862	10,166
Euro Stoxx 50 Index	12/15/17	6	248,356	5,233
FTSE 100 Index	12/15/17	1	98,921	(706)
Mini MSCI EAFE Index	12/15/17	38	3,736,337	22,623
Mini MSCI Emerging Market Index	12/15/17	35	1,919,664	(13,389)
Russell 2000 E Mini Index	12/15/17	13	928,763	41,622
S&P 500 E Mini Index	12/15/17	45	5,597,711	63,514
S&P Midcap 400 E Mini Index	12/15/17	12	2,076,381	78,459
ASX SPI 200 Index	12/21/17	1	112,078	(929)

				$219,027

Currency Legend

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
COP	Colombian Peso
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
KRW	South Korean Won
RUB	Russian Ruble

The accompanying notes are an integral part of the financial statements.

95

MM Select Bond and Income Asset/MM Select Equity Asset Funds – Financial Statements

Statements of Assets and Liabilities

September 30, 2017

	MM Select Bond and Income Asset Fund	MM Select Equity Asset Fund
Assets:
Investments, at value (Note 2) (a)	$287,174,319	$1,111,160,753
Repurchase agreements, at value (Note 2) (b)	699,637	8,078,548
Other short-term investments, at value (Note 2) (c)	-	587,871

Total investments (d)	287,873,956	1,119,827,172

Cash	-	12,942
Foreign currency, at value (e)	41,778	2,995,418
Receivables from:
Investments sold	5,251,683	37,755,082
Open forward foreign currency contracts (Note 2)	-	61,732
Investment adviser (Note 3)	-	47,488
Fund shares sold	10,746,028	3,092,953
Collateral pledged for open futures contracts (Note 2)	-	297,382
Variation margin on open derivative instruments (Note 2)	-	704,133
Interest and dividends	1,247,377	1,786,178
Foreign taxes withheld	-	390,182
Prepaid expenses	-	2

Total assets	305,160,822	1,166,970,664

Liabilities:
Payables for:
Investments purchased	19,061,472	33,848,765
Open forward foreign currency contracts (Note 2)	-	60,989
Fund shares repurchased	675,268	25,738,270
Securities on loan (Note 2)	-	18,640,777
Trustees’ fees and expenses (Note 3)	9,467	38,522
Affiliates (Note 3):
Investment advisory fees	41,032	162,923
Administration fees	11,502	20,427
Accrued expense and other liabilities	49,807	144,023

Total liabilities	19,848,548	78,654,696

Net assets	$285,312,274	$1,088,315,968

Net assets consist of:
Paid-in capital	$290,547,457	$913,034,467
Undistributed (accumulated) net investment income (loss)	2,624,201	18,431,751
Accumulated net realized gain (loss) on investments and foreign currency transactions	(4,681,829)	31,398,820
Net unrealized appreciation (depreciation) on investments and foreign currency translations	(3,177,555)	125,450,930

Net assets	$285,312,274	$1,088,315,968

(a) Cost of investments:	$290,354,879	$985,922,473
(b) Cost of repurchase agreements:	$699,637	$8,078,548
(c) Cost of other short-term investments:	$-	$587,845
(d) Securities on loan with market value of:	$-	$18,002,387
(e) Cost of foreign currency:	$41,799	$3,024,083

The accompanying notes are an integral part of the financial statements.

96

MM Select Bond and Income Asset/MM Select Equity Asset Funds – Financial Statements (Continued)

Statements of Assets and Liabilities

September 30, 2017

	MM Select Bond and Income Asset Fund	MM Select Equity Asset Fund
Class I shares:
Net assets	$285,312,274	$1,088,315,968

Shares outstanding (a)	29,154,260	91,835,366

Net asset value, offering price and redemption price per share	$9.79	$11.85

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the financial statements.

97

MM Select Bond and Income Asset/MM Select Equity Asset Funds – Financial Statements (Continued)

Statements of Operations

For the Year Ended September 30, 2017

	MM Select Bond and Income Asset Fund	MM Select Equity Asset Fund
Investment income (Note 2):
Dividends (a)	$-	$25,253,538
Interest	3,415,556	7,469
Securities lending net income	-	240,086

Total investment income	3,415,556	25,501,093

Expenses (Note 3):
Investment advisory fees	465,183	1,892,808
Custody fees	40,113	775,915
Audit fees	38,517	37,545
Legal fees	14,102	53,951
Accounting & Administration fees	17,709	43,594
Proxy fees	976	976
Shareholder reporting fees	10,941	33,731
Trustees’ fees	20,169	81,123
Registration and filing fees	17,425	65,047
Transfer agent fees	2,883	2,883

Total expenses	628,018	2,987,573
Expenses waived:
Class I fees reimbursed by adviser	-	(358,672)

Net expenses	628,018	2,628,901

Net investment income (loss)	2,787,538	22,872,192

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	(3,573,913)	29,312,995
Futures contracts	-	2,105,990
Foreign currency transactions	(18,622)	33,542
Forward contracts	-	128,383

Net realized gain (loss)	(3,592,535)	31,580,910

Net change in unrealized appreciation (depreciation) on:
Investment transactions	(4,474,967)	116,812,977
Futures contracts	-	219,027
Translation of assets and liabilities in foreign currencies	2,767	(1,952)
Forward contracts	-	743

Net change in unrealized appreciation (depreciation)	(4,472,200)	117,030,795

Net realized gain (loss) and change in unrealized appreciation (depreciation)	(8,064,735)	148,611,705

Net increase (decrease) in net assets resulting from operations	$(5,277,197)	$171,483,897

(a) Net of foreign withholding tax of:	$-	$1,271,586

The accompanying notes are an integral part of the financial statements.

98

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99

MM Select Bond and Income Asset/MM Select Equity Asset Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MM Select Bond and Income Asset Fund
	Year Ended September 30, 2017	Period Ended September 30, 2016+
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$2,787,538	$32,986
Net realized gain (loss)	(3,592,535)	11,891
Net change in unrealized appreciation (depreciation)	(4,472,200)	1,294,645

Net increase (decrease) in net assets resulting from operations	(5,277,197)	1,339,522

Distributions to shareholders (Note 2):
From net investment income:
Class I	(1,285,451)	-

Total distributions from net investment income	(1,285,451)	-

From net realized gains:
Class I	(12,043)	-

Total distributions from net realized gains	(12,043)	-

Net fund share transactions (Note 5):
Class I	39,379,943	251,167,500

Increase (decrease) in net assets from fund share transactions	39,379,943	251,167,500

Total increase (decrease) in net assets	32,805,252	252,507,022
Net assets
Beginning of year	252,507,022	-

End of year	$285,312,274	$252,507,022

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$2,624,201	$86,670

+	Fund commenced operations on September 15, 2016.

The accompanying notes are an integral part of the financial statements.

100

MM Select Bond and Income Asset/MM Select Equity Asset Funds – Financial Statements (Continued)

MM Select Equity Asset Fund
Year Ended September 30, 2017	Period Ended September 30, 2016+

$22,872,192	$1,021,587
31,580,910	52,117
117,030,795	8,420,135

171,483,897	9,493,839

(5,692,766)	-

(5,692,766)	-

(56,923)	-

(56,923)	-

(24,503,478)	937,591,399

(24,503,478)	937,591,399

141,230,730	947,085,238

947,085,238	-

$1,088,315,968	$947,085,238

$18,431,751	$1,016,782

The accompanying notes are an integral part of the financial statements.

101

MM Select Bond and Income Asset Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations				Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]		Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000)’s	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
9/30/17	$10.05	$0.11		$(0.32)	$(0.21)	$(0.05)	$(0.00)[d]	$(0.05)	$9.79	(2.08%	)	$285,312	0.24%		0.24%	[n]	1.08%
9/30/16[g]	10.00	0.00	[d]	0.05	0.05	-	-	-	10.05	0.50%	[b]	252,507	1.22%	[a]	0.26%	[a]	0.53%	[a]

	Year ended September 30, 2017	Period ended September 30, 2016[b]
Portfolio turnover rate	63%	2%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
g	For the period September 15, 2016 (commencement of operations) through September 30, 2016.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
n	Expenses incurred during the period fell under the expense cap.

The accompanying notes are an integral part of the financial statements.

102

MM Select Equity Asset Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000)’s	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
9/30/17	$10.17	$0.24	$1.50	$1.74	$(0.06)	$(0.00)[d]	$(0.06)	$11.85	17.18%		$1,088,316	0.28%		0.25%		2.18%
9/30/16[g]	10.00	0.01	0.16	0.17	-	-	-	10.17	1.70%	[b]	947,085	0.69%	[a]	0.25%	[a]	5.50%	[a]

	Year ended September 30, 2017	Period ended September 30, 2016[b]
Portfolio turnover rate	31%	0%[e]

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
e	Amount is less than 0.5%.
g	For the period September 15, 2016 (commencement of operations) through September 30, 2016.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

103

Notes to Financial Statements

1.	The Funds

MassMutual Select Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company. The Trust is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated May 28, 1993, as amended and restated as of November 21, 2011, as it may be further amended from time to time. The following are two series of the Trust (each individually referred to as a “Fund” or collectively as the “Funds”):

MM Select Bond and Income Asset Fund (“Bond and Income Asset Fund”)

MM Select Equity Asset Fund (“Equity Asset Fund”)

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed consistently by each Fund in the preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”). The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Investment Valuation

The net asset value of each Fund’s shares is determined once daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), on each day the NYSE is open for trading (a “business day”). The NYSE normally closes at 4:00 p.m. Eastern Time, but may close earlier on some days. If the NYSE is scheduled to close early, the business day will be considered to end as of the time of the NYSE’s scheduled close. A Fund will not treat an intraday disruption in NYSE trading or other event that causes an unscheduled closing of the NYSE as a close of business of the NYSE for these purposes and will instead fair value securities in accordance with procedures approved annually by the Trustees, and under the general oversight of the Trustees. On holidays and other days when the NYSE is closed, each Fund’s net asset value generally is not calculated and the Funds do not anticipate accepting buy or sell orders. However, the value of each Fund’s assets may still be affected on such days to the extent that a Fund holds foreign securities that trade on days that foreign securities markets are open.

Equity securities and derivative contracts that are actively traded on a national securities exchange or contract market are valued on the basis of information furnished by a pricing service, which provides the last reported sale price, or, in the case of futures contracts, the settlement price, for securities or derivatives listed on the exchange or contract market or the official closing price on the NASDAQ National Market System (“NASDAQ System”), or in the case of over-the-counter (“OTC”) securities for which an official closing price is unavailable or not reported on the NASDAQ System, the last reported bid price. Portfolio securities traded on more than one national securities exchange are valued at the last price at the close of the exchange representing the principal market for such securities. Debt securities are valued on the basis of valuations furnished by a pricing service, which generally determines valuations taking into account factors such as institutional-size trading in similar securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Shares of other open-end mutual funds are valued at their closing net asset values as reported on each business day.

Investments for which market quotations are readily available are marked to market daily based on those quotations. Market quotations may be provided by third-party vendors or market makers, and may be determined on the basis of a variety of factors, such as broker quotations, financial modeling, and other market data, such as market indexes and yield curves, counterparty information, and foreign exchange rates. U.S. Government and agency securities may be valued on the basis of market quotations or using a model that may incorporate market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. The fair values of OTC derivative contracts, including forward, swap, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices, may be based on market quotations or may be modeled using a series of techniques, including simulation models, depending on the contract and the terms of the transaction. The fair values of asset-backed securities and mortgage-backed securities are estimated based on models that consider the estimated cash flows of each debt tranche of the issuer, established

104

Notes to Financial Statements (Continued)

benchmark yield, and estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche, including, but not limited to, prepayment speed assumptions and attributes of the collateral. Restricted securities are generally valued at a discount to similar publicly traded securities.

Investments for which market quotations are not available or for which a pricing service or vendor does not provide a value, or for which such market quotations or values are considered by the investment adviser or subadviser to be unreliable (including, for example, certain foreign securities, thinly-traded securities, certain restricted securities, certain initial public offerings, or securities whose values may have been affected by a significant event) are stated at fair valuations determined in good faith by the Funds’ Valuation Committee1 in accordance with procedures approved annually by the Board of Trustees (“Trustees”), and under the general oversight of the Trustees. The Funds’ Valuation Committee employs various methods to determine fair valuations including a regular review of significant inputs and assumptions and review of any related market activity. The Funds’ Valuation Committee reports to the Trustees at its regularly scheduled meetings. It is possible that fair value prices will be used by the Funds to a significant extent. The value determined for an investment using the Funds’ fair value procedures may differ from recent market prices for the investment and may be significantly different from the value realized upon the sale of such investment.

The Funds may invest in securities that are traded principally in foreign markets and that trade on weekends and other days when the Funds do not price their shares. As a result, the values of the Funds’ portfolio securities may change on days when the prices of the Funds’ shares are not calculated. The prices of the Funds’ shares will reflect any such changes when the prices of the Funds’ shares are next calculated, which is the next business day. The Funds may use fair value pricing more frequently for securities primarily traded in foreign markets because, among other things, most foreign markets close well before the Funds value their securities. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. The Funds’ investments may be priced based on fair values provided by a third-party vendor, based on certain factors and methodologies applied by such vendor, in the event that there is movement in the U.S. market, between the close of the foreign market and the time the Funds calculate their net asset values. All assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the mean between the buying and selling rates of such currencies against the U.S. dollar at the end of each business day.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and any other investments fair valued using significant unobservable inputs, as described below, the fair valuation approaches used by third party service providers and/or the Funds’ subadvisers utilize one or a combination of, but not limited to, the following inputs:

Market approach: (i) recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers; (ii) recapitalizations and other transactions across the capital structure; and (iii) market multiples of comparable issuers.

Income approach: (i) future cash flows discounted to present value and adjusted as appropriate for liquidity, credit, and/or market risks; (ii) quoted prices for similar investments or assets in active markets; and (iii) other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts, and/or default rates.

Cost approach: (i) audited or unaudited financial statements, investor communications, and financial or operational metrics issued by the Private Company; (ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company; (iii) relevant news and other public sources; and (iv) known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing Market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as the current value method (“CVM”), an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The CVM allocates value among the various

[1]	The Valuation Committee consists of the President, Treasurer, Assistant Treasurers, Vice Presidents (except for the CCO), Secretary, and Assistant Secretaries of the Trust, as well as such alternate members as the Trustees may from time to time designate. The Valuation Committee reviews and determines the fair valuation of portfolio securities and the Funds’ pricing procedures in general.

105

Notes to Financial Statements (Continued)

parts of a company’s capital structure assuming that the value of convertible preferred stock is represented by the most favorable claim the preferred stockholders have on the enterprise value as of the valuation date. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by a Fund. Typically, the most recently available information for a Private Company is as of a date that is earlier than the date a Fund is calculating its net asset value. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A three-tier hierarchy is utilized to maximize the use of observable market data inputs and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability and are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

Level 1 – quoted prices (unadjusted) in active markets for identical investments that the Funds can access at the measurement date

The types of assets and liabilities categorized in Level 1 generally include actively traded domestic and certain foreign equity securities, derivatives actively traded on a national securities exchange (such as some warrants, rights, futures, and options), and shares of open-end mutual funds.

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

The types of assets and liabilities categorized in Level 2 generally include debt securities such as U.S. Government and agency securities, mortgage-backed securities, asset-backed securities, municipal obligations, sovereign debt obligations, bank loans, corporate bonds, and those securities valued at amortized cost; OTC derivatives such as swaps, options, swaptions, and forward foreign currency exchange contracts; certain restricted securities; and non-exchange traded equity securities and certain foreign equity securities traded on particular foreign exchanges that close before the Funds determine their net asset values.

Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The types of assets and liabilities categorized in Level 3 generally include securities for which prices, spreads, or any of the other aforementioned significant inputs are unobservable. Generally, securities whose trading has been suspended or that have been de-listed from their current primary trading exchange; securities in default or bankruptcy proceedings for which there is no current market quotation; securities and certain derivatives valued by broker quotes which may include brokers’ assumptions; and any illiquid Rule 144A securities or restricted securities issued by non-public entities are categorized in Level 3.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy. In addition, in periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This

106

Notes to Financial Statements (Continued)

condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Level 1, Level 2, or Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the overall fair value measurement.

The Bond and Income Asset Fund characterized all investments at Level 2, as of September 30, 2017. For the Bond and Income Asset Fund, the level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

The following is the aggregate value by input level, as of September 30, 2017, for the remaining Fund’s investments:

	Level 1	Level 2	Level 3		Total
Equity Asset Fund
Asset Investments
Common Stock*
Australia	$35,870	$23,594,816	$-		$23,630,686
Austria	-	1,348,836	-		1,348,836
Bahamas	2,915	-	-		2,915
Belgium	-	4,261,110	-		4,261,110
Bermuda	4,289,261	2,428,073	-		6,717,334
Brazil	3,456,175	-	-		3,456,175
British Virgin Islands	13,180	-	-		13,180
Canada	31,451,240	16,352	-		31,467,592
Cayman Islands	5,862,584	8,449,947	-		14,312,531
Chile	-	815,389	-		815,389
China	-	6,851,149	-		6,851,149
Colombia	212,633	-	-		212,633
Czech Republic	-	141,189	-		141,189
Denmark	-	5,600,903	-		5,600,903
Egypt	-	90,693	-		90,693
Finland	-	3,319,644	-		3,319,644
France	-	30,431,024	-		30,431,024
Germany	-	29,081,988	-		29,081,988
Greece	-	236,941	-		236,941
Hong Kong	-	12,756,713	-		12,756,713
Hungary	-	242,944	-		242,944
Indonesia	-	1,668,760	-		1,668,760
Ireland	10,820,866	2,070,331	-		12,891,197
Israel	825,282	1,181,568	-		2,006,850
Italy	-	6,933,465	-+	**	6,933,465
Japan	-	78,771,796	-		78,771,796
Liberia	482,102	-	-		482,102
Luxembourg	96,988	1,266,604	-		1,363,592
Malaysia	-	1,670,861	-		1,670,861
Malta	-	62,243	-		62,243
Marshall Islands	12,886	-	-		12,886
Mauritius	-	36,780	-		36,780
Mexico	2,483,051	-	-		2,483,051
Netherlands	5,938,274	12,541,572	-		18,479,846
New Zealand	-	917,301	-		917,301
Norway	-	2,423,099	-		2,423,099

107

Notes to Financial Statements (Continued)

	Level 1	Level 2	Level 3		Total
Equity Asset Fund (Continued)
Asset Investments (Continued)
Pakistan	$-	$72,856	$-		$72,856
Panama	870,473	3,320	-		873,793
Papua New Guinea	-	137,386	-		137,386
Peru	35,812	-	-		35,812
Philippines	-	852,383	-		852,383
Poland	-	936,151	-		936,151
Portugal	-	557,445	-		557,445
Puerto Rico	157,787	-	-		157,787
Qatar	-	406,193	-		406,193
Republic of Korea	-	10,119,533	-		10,119,533
Romania	-	61,628	-		61,628
Russia	75,168	2,306,395	-		2,381,563
Singapore	2,184,301	5,460,714	-		7,645,015
South Africa	-	4,235,927	-		4,235,927
Spain	-	10,502,060	-		10,502,060
Sweden	-	10,538,457	-		10,538,457
Switzerland	2,024,209	24,325,588	-		26,349,797
Taiwan	-	8,151,148	-		8,151,148
Thailand	-	1,523,775	-		1,523,775
Turkey	-	787,524	-		787,524
United Arab Emirates	-	578,789	-		578,789
United Kingdom	3,121,472	56,434,772	-		59,556,244
United States	629,937,958	3,022	4,161	**	629,945,141
Preferred Stock*
Brazil	1,976,195	-	-		1,976,195
Chile	-	96,411	-		96,411
Colombia	123,661	-	-		123,661
Germany	-	1,497,146	-		1,497,146
Italy	-	168,301	-		168,301
Republic of Korea	-	592,574	-		592,574
Russia	-	73,001	-		73,001
Mutual Funds	24,885,562	135,353	-		25,020,915
Warrants	124	-	165	**	289
Rights	-	1,481	8,974	**	10,455
Short-Term Investments	-	8,666,419	-		8,666,419

Total Investments	$731,376,029	$388,437,843	$13,300		$1,119,827,172

Asset Derivatives
Forward Contracts	$-	$61,732	$-		$61,732
Futures Contracts	234,051	-	-		234,051

Total	$234,051	$61,732	$-		$295,783

Liability Derivatives
Forward Contracts	$-	$(60,989)	$-		$(60,989)
Futures Contracts	(15,024)	-	-		(15,024)

Total	$(15,024)	$(60,989)	$-		$(76,013)

+	Represents a security at $0 value as of September 30, 2017.
*	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments after the close of trading in their applicable foreign markets, as applicable.
**	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Fund(s). Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended September 30, 2017 is not presented.

108

Notes to Financial Statements (Continued)

The following table shows Fund(s) with certain assets and liabilities, which approximate fair value and would be categorized at Level 2 as of September 30, 2017.

Equity Asset Fund
Statements of Assets and Liabilities location:

Receivables from:
Collateral pledged for open futures contracts	X

Payables for:
Securities on loan	X

The Equity Asset Fund had transfers between Level 1 and Level 2 of the fair value hierarchy during the year ended September 30, 2017; however, none of the transfers individually or collectively had a material impact on the Fund. The Fund recognizes transfers between the Levels as of the beginning of the year.

Derivative Instruments

Derivatives are financial instruments whose values are based on the values of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. Gains or losses from derivatives can be substantially greater than their original cost and can sometimes be unlimited. A Fund may not be able to close out a derivative transaction at a favorable time or price. For those Funds that held derivatives during the year ended September 30, 2017, the following table shows how the Fund used these types of derivatives during the period (marked with an “A”), as well as additional uses, if any, it may have for them in the future (marked with an “M”).

Type of Derivative and Objective for Use	Equity Asset Fund

Foreign Currency Exchange Transactions*
Directional Exposures to Currencies	A

Futures Contracts**
Substitution for Direct Investment	A
*	Includes any options purchased or written, futures contracts, forward contracts, and swap agreements, if applicable.
**	Includes any options purchased or written on futures contracts, if applicable.

At September 30, 2017, and during the year then ended, the Fund(s) had the following derivatives and transactions in derivatives, grouped into the indicated risk categories:

	Equity Risk	Foreign Exchange Risk	Total
Equity Asset Fund
Asset Derivatives
Forward Contracts*	$-	$61,732	$61,732
Futures Contracts^^	234,051	-	234,051

Total Value	$234,051	$61,732	$295,783

Liability Derivatives
Forward Contracts^	$-	$(60,989)	$(60,989)
Futures Contracts^^	(15,024)	-	(15,024)

Total Value	$(15,024)	$(60,989)	$(76,013)

109

Notes to Financial Statements (Continued)

	Equity Risk	Foreign Exchange Risk	Total
Equity Asset Fund (Continued)
Realized Gain (Loss)#
Forward Contracts	$-	$128,383	$128,383
Futures Contracts	2,105,990	-	2,105,990

Total Realized Gain (Loss)	$2,105,990	$128,383	$2,234,373

Change in Appreciation (Depreciation)##
Forward Contracts	$-	$743	$743
Futures Contracts	219,027	-	219,027

Total Change in Appreciation (Depreciation)	$219,027	$743	$219,770

*	Statements of Assets and Liabilities location: Receivables from: open forward foreign currency contracts.
^	Statements of Assets and Liabilities location: Payables for: open forward foreign currency contracts.
^^	Cumulative appreciation (depreciation) on futures contracts is reported in “Futures Contracts” in each applicable Fund’s Portfolio of Investments. Only current day’s variation margin, if any, is reported within the Statements of Assets and Liabilities.
#	Statements of Operations location: Amounts are included in net realized gain (loss) on: futures contracts or forward contracts, as applicable.
##	Statements of Operations location: Amounts are included in net change in unrealized appreciation (depreciation) on: futures contract or forward contracts, as applicable.

For the year ended September 30, 2017, the number of contracts, notional amounts, or shares/units for each derivative type was as follows:

	Number of Contracts, Notional Amounts, or Shares/Units†
Fund Name	Futures Contracts	Forward Contracts
Equity Asset Fund	144	$2,804,156

†	Amount(s) disclosed represent average number of contracts for futures contracts and notional amounts for forward contracts, based on absolute values, which is indicative of volume of this derivative type, for the months that the Fund held such derivatives during the year ended September 30, 2017.

The following table presents derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”), or similar agreement, and net of the related collateral received by the Fund(s) as of September 30, 2017.

Counterparty	Derivative Assets Subject to an MNA by Counterparty†	Financial Instruments Available for Offset	Collateral Received***	Net Amount*
Equity Asset Fund
Bank of Montreal	$15,274	$(12,025)	$-	$3,249
Bank of New York Mellon	2,895	-	-	2,895
BNP Paribas SA	12,201	(12,201)	-	-
Citibank N.A.	4,617	(4,617)	-	-
JP Morgan Chase Bank N.A.	8,348	(4,636)	-	3,712
Societe Generale	18,397	(2,819)	-	15,578

	$61,732	$(36,298)	$-	$25,434

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Notes to Financial Statements (Continued)

The following table presents derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Fund(s) as of September 30, 2017.

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty†	Financial Instruments Available for Offset	Collateral Pledged***	Net Amount**
Equity Asset Fund
Bank of Montreal	$(12,025)	$12,025	$-	$-
BNP Paribas SA	(24,794)	12,201	-	(12,593)
Citibank N.A.	(13,349)	4,617	-	(8,732)
JP Morgan Chase Bank N.A.	(4,636)	4,636	-	-
Morgan Stanley & Co. LLC	(3,366)	-	-	(3,366)
Societe Generale	(2,819)	2,819	-	-

	$(60,989)	$36,298	$-	$(24,691)

*	Represents the net amount receivable from the counterparty in the event of default.
**	Represents the net amount payable to the counterparty in the event of default.
***	The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities for a counterparty cannot be less than $0.
†	The amount presented here may be less than the total amount shown in the Statements of Assets and Liabilities as some derivatives held by the counterparty are not covered within the master netting agreements.

Such agreements typically permit a single net payment in the event of default, including the bankruptcy or insolvency of the counterparty. Typically, the Fund(s) and counterparties are not permitted to sell, re-pledge, or use the collateral they receive.

Further details regarding the derivatives and other investments held by the Fund(s) during the year ended September 30, 2017, are discussed below.

Foreign Currency Exchange Transactions

A Fund may engage in foreign currency exchange transactions for hedging purposes in order to protect against uncertainty in the level of future foreign currency exchange rates, or for other, non-hedging purposes.

A Fund may enter into foreign currency exchange transactions, including foreign currency forward contracts. These contracts call for the Fund to deliver in the future an amount of one currency in return for an amount of another currency, at an exchange rate determined at the time the contract is entered into. Forward contracts are private contractual arrangements and a Fund is subject to the risk that its counterparty will not, or will not be able to, perform its obligations. This type of arrangement may require the Fund to post margin. A Fund may enter into foreign currency exchange transactions in order to hedge against changes in the values of the assets or liabilities denominated in one or more foreign currencies, or otherwise to increase or reduce a Fund’s exposure to various foreign currencies. The use of foreign currency exchange transactions may create investment leverage.

Whenever a Fund enters into a foreign currency exchange transaction, it is subject to the risk that the value of the transaction will move in a direction unfavorable to it. When the Fund uses the transactions for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part. If a Fund enters into foreign currency exchange transactions other than for hedging purposes (for example, seeking to profit from an anticipated change in the values of currencies by creating directional exposures in the portfolio with respect to one or more currencies), it will generally be subject to the same risks, but is less likely to have assets or liabilities that will offset any losses on the transactions. There can be no assurance that a Fund will be able to terminate any foreign currency exchange transaction prior to its maturity in order to limit its loss on the transaction.

Forward foreign currency contracts are marked to market daily and the change in their value is recorded by the Funds as an unrealized gain or loss. Forward foreign currency contracts are valued at the settlement price established through dealers or other

111

Notes to Financial Statements (Continued)

market sources on the day which they are traded. When a forward foreign currency contract is extinguished, through delivery or offset by entering into another forward foreign currency contract, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset. The notional or contractual amounts of these instruments do not necessarily represent the amounts potentially subject to risk. The measurement of the risk associated with these instruments is meaningful only when all related and offsetting transactions and counterparty risks are considered.

Forward foreign currency contracts outstanding at the end of the year, if any, are listed in each applicable Fund’s Portfolio of Investments. A Fund’s current exposure to a counterparty is the unrealized appreciation on the contract.

Futures Contracts

A Fund may seek to manage a variety of different risks, such as interest rate risk, equity price risk, and currency risk, through the use of futures contracts. A Fund may use interest rate futures contracts to adjust the interest rate sensitivity (duration) of its portfolio or the credit exposure of the portfolio. Interest rate futures contracts obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a specific fixed-income security, during a specified future period at a specified price. A Fund may use index futures to hedge against broad market risks to its portfolio or to gain broad market exposure when it holds uninvested cash or as an inexpensive substitute for cash investments directly in securities or other assets. Securities index futures contracts are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made and are settled in cash. Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Because futures contracts are exchange-traded, they typically have minimal exposure to counterparty risk.

Parties to a futures contract are not required to post the entire notional amount of the contract, but rather a small percentage of that amount (by way of margin), both at the time they enter into futures transactions, and then on a daily basis if their positions decline in value; as a result, futures contracts are highly leveraged. Such payments are known as variation margin and are recorded by the Funds as unrealized gains or losses. Because futures markets are highly leveraged, they can be extremely volatile, and there can be no assurance that the pricing of a futures contract will correlate precisely with the pricing of the asset or index underlying it or the asset or liability of the Fund that is the subject of the hedge. It may not always be possible for a Fund to enter into a closing transaction with respect to a futures contract it has entered into, at a favorable time or price. When a Fund enters into a futures transaction, it is subject to the risk that the value of the futures contract will move in a direction unfavorable to it. When a Fund uses futures contracts for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part.

When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Futures contracts outstanding at the end of the year, if any, are listed in each applicable Fund’s Portfolio of Investments.

Rights and Warrants

A Fund may purchase or hold warrants or rights in order to gain exposure to the underlying security without owning the security, including, for example, cases where the Fund hopes to lock in the price today of a security it may wish to purchase in the future. Warrants generally give the holder the right, but not the obligation, to buy a security at a stated price. In order for a warrant to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover any premium and transaction costs. Rights may similarly confer on the holder the right to purchase or acquire securities, including through participation in a so-called rights offering. Bonds may be issued with warrants or other rights attached to purchase or acquire equity or other debt securities, typically of the bond issuer. The market prices of bonds with warrants or rights attached to purchase equity securities or bonds may, to some degree, reflect changes in the values of the underlying securities.

When a Fund purchases or otherwise acquires warrants or other rights, it runs the risk that it will lose its entire investment in the warrants or rights, unless the Fund exercises the warrant or right, acquires the underlying securities, or enters into a closing

112

Notes to Financial Statements (Continued)

transaction before expiration. If the price of the underlying security does not rise to an extent sufficient to cover any premium and transaction costs, the Fund will lose part or all of its investment. Any premiums or purchase price paid for warrants or other rights that expire are treated as realized losses. Warrants and similar rights differ from options in that they are typically written by the issuer of the security underlying the warrant or right. Although some warrants and rights may be non-transferable, others may be traded over-the-counter or on an exchange.

Inflation-Indexed Bonds

The Funds may invest in inflation-indexed bonds, which are fixed income securities whose principal value or coupon is periodically adjusted according to the rate of inflation, as measured by the Consumer Price Index for All Urban Consumers (“CPI-U”) (for U.S. Treasury inflation-indexed bonds) or, generally, by a comparable inflation index calculated by the foreign government issuing the inflation-indexed bonds.

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Funds may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal. Any adjustments to the principal amount of an inflation-indexed bond due to inflation will be reflected as increases or decreases to interest income. Such adjustments may have a significant impact on the Fund’s distributions.

The value of inflation-indexed bonds is generally based on changes in real interest rates, which in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. While the values of these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation, or that the rate of inflation in a foreign country will correlate to the rate of inflation in the United States. Additionally, if interest rates rise due to reasons other than inflation, investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

Repurchase Agreements

Each Fund may enter into repurchase agreements with certain banks and broker-dealers whereby a Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. A Fund, through its custodian, takes possession of the securities collateralizing the repurchase agreement in a segregated account. Repurchase agreements must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral, or if the Fund is required to return collateral to a borrower at a time when it may realize a loss on the investment of that collateral.

Securities Lending

Each Fund may lend its securities; however, lending cannot exceed 33% of the total assets of the Fund taken at current value. The Funds’ securities lending activities are governed by a Securities Lending Agency Agreement (“Lending Agreement”) between each Fund and the lending agent (“Agent”). The Lending Agreement authorizes the Agent to lend qualifying U.S. and foreign securities held by a Fund to approved borrowers (each, a “Borrower”).

Each Fund expects that in connection with any securities on loan, the loan will be secured continuously by collateral consisting of cash or securities adjusted daily to have market value at least equal to the current market value of the securities loaned. The market value of the loaned securities is determined at the close of business of a Fund and any additional collateral is delivered to the Fund the next business day. The Funds bear the risk of loss with respect to the investment of cash collateral. As with other extensions of credit, the Funds may bear the risk of delay in recovery of the loaned securities or even loss of rights in the collateral should the

113

Notes to Financial Statements (Continued)

Borrower of the securities fail financially. Pursuant to the Lending Agreement, the Agent has provided indemnification to the Funds in the event of default by a Borrower with respect to a loan. The Funds receive compensation for lending their securities in the form of a securities loan fee paid by the Borrower, as well as a share of the income earned on investment of the cash collateral received for the loaned securities. At September 30, 2017, the Funds’ collateral was equal to or greater than 100% of the market value of securities on loan.

Security loans can be terminated at the discretion of either the Agent or the Fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. For all Funds, all securities on loan are classified as common stock in the Fund’s Portfolio of Investments at September 30, 2017.

The Funds employ the Agent to implement their securities lending program and the Agent receives a fee from the Funds for its services. In addition, the Funds may be required to pay a rebate to the Borrower. Accordingly, a Fund’s compensation for lending its securities is reduced by any such fees or rebate paid to the Agent or Borrower, respectively. For the year ended September 30, 2017, the Fund(s) earned securities lending net income as follows:

	Securities Lending Gross Income	Securities Lending Fees and Expenses	Securities Lending Net Income
Select Equity Asset Fund	$300,206	$60,120	$240,086

Accounting for Investment Transactions

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments and unrealized appreciation and depreciation of investments are computed by the specific identification cost method. Proceeds received from litigation, if any, are included in realized gains on investment transactions for any investments that are no longer held in the portfolio and as a reduction in cost for investments that continue to be held in the portfolio. Interest income, adjusted for amortization of discounts and premiums on debt securities, is earned from the settlement date and is recorded on the accrual basis. Dividend income and realized capital gain distributions are recorded on the ex-dividend date. Withholding taxes on foreign interest, dividends, and capital gains have been provided for in accordance with the applicable country’s tax rules and rates. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Funds determine the classification of distributions received as return of capital distributions or capital gain distributions.

Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. The market values of foreign currencies, foreign securities, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the buying and selling rates of such currencies against the U.S. dollar at the end of each business day. Purchases and sales of foreign securities and income and expense items are translated at the rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations arising from changes in the exchange rates from that portion arising from changes in the market prices of securities. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of dividends or interest recorded on the books of the Funds and the amount actually received.

Foreign Securities

The Equity Asset Fund invests a significant amount of its assets in foreign securities. The Bond and Income Asset Fund may also invest in foreign securities. Foreign securities, including American Depositary Receipts, are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory, and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of a Fund’s shares.

114

Notes to Financial Statements (Continued)

Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates.

Federal Income Tax

It is each Fund’s intent to continue to comply with the provisions of subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to a regulated investment company. Under such provisions, the Funds would not be subject to federal income taxes on their ordinary income and net realized capital gains to the extent they are distributed or deemed to have been distributed to their shareholders. Therefore, the Funds have not made any provision for federal income tax.

Dividends	and Distributions to Shareholders

Dividends from net investment income and distributions of any net realized capital gains of each Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. As a result, net investment income and net realized capital gains on investment transactions for a reporting period may differ significantly from distributions during such period.

3.	Advisory Fees and Other Transactions

Investment Advisory Fees and Investment Subadvisers

MML Investment Advisers, LLC (“MML Advisers”), a wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”), serves as investment adviser to each Fund. Under the investment advisory agreements between MML Advisers and the Trust on behalf of each Fund, MML Advisers is responsible for providing investment management services for each Fund. In return for these services, MML Advisers receives advisory fees, based upon each Fund’s average daily net assets, computed and accrued daily and payable monthly, at the annual rates shown in the following table.

MML Advisers has also entered into investment subadvisory agreements for each Fund with the unaffiliated investment subadviser shown in the following table. MML Advisers pays a subadvisory fee to each of these subadvisers based upon the average daily net assets of the Fund.

The Funds’ subadvisory fees are paid monthly by MML Advisers out of the advisory fees.

Fund	Investment Advisory Fee	Investment Subadviser(s)
Bond and Income Asset Fund	0.18%	Northern Trust Investments, Inc.
Equity Asset Fund	0.18%	Northern Trust Investments, Inc.

Expense Caps and Waivers

MML Advisers has agreed to cap the fees and expenses of the Funds noted below (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses#, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses) based upon the average daily net assets of the Funds, as follows:

Class I
Bond and Income Asset Fund*	0.26%
Equity Asset Fund*	0.25%

#	Acquired Fund Fees and Expenses are borne indirectly by a Fund through investments in other pooled investment vehicles.
*	Expense caps in effect through January 31, 2018.

Expense caps and waiver amounts are reflected as a reduction of expenses on the Statements of Operations.

115

Notes to Financial Statements (Continued)

Deferred Compensation

Trustees of the Funds who are not officers or employees of MassMutual may elect to defer receipt of their annual fees in accordance with terms of a Non-Qualified Deferred Compensation Plan. Amounts deferred shall accrue interest or earnings and shall be recorded on the Funds’ books as other liabilities. Deferred compensation is included within Trustees’ fees and expenses in the Statements of Assets and Liabilities.

Other

Certain officers and trustees of the Funds may also be employees of MassMutual. The compensation of a trustee who is not an employee of MassMutual is borne by the Funds.

Elaine A. Sarsynski resigned as a Trustee of the Trust effective as of February 1, 2017. Teresa Hassara became a Trustee of the Trust effective as of June 6, 2017.

The following table shows beneficial ownership of Funds’ shares by affiliated parties at September 30, 2017:

Total % Ownership by Related Party
Bond and Income Asset Fund	100.0%
Equity Asset Fund	100.0%

4.	Purchases and Sales of Investments

Cost of purchases and proceeds from sales of investment securities (excluding short-term investments) for the year ended September 30, 2017, were as follows:

	Purchases		Sales
	Long-Term U.S. Government Securities	Other Long-Term Securities	Long-Term U.S. Government Securities	Other Long-Term Securities
Bond and Income Asset Fund	$192,730,570	$15,788,906	$143,547,827	$17,146,161
Equity Asset Fund	-	318,673,477	-	314,349,947

5.	Capital Share Transactions

Changes in shares outstanding for each Fund were as follows:

	Year Ended September 30, 2017		Period Ended September 30, 2016

	Shares	Amount	Shares	Amount

Bond and Income Asset Fund Class I*
Sold	6,961,961	$67,914,038	25,126,820	$251,268,200
Issued as reinvestment of dividends	136,291	1,297,494	-	-
Redeemed	(3,060,812)	(29,831,589)	(10,000)	(100,700)

Net increase (decrease)	4,037,440	$39,379,943	25,116,820	$251,167,500

Equity Asset Fund Class I*
Sold	13,397,101	$142,141,023	93,146,001	$937,692,499
Issued as reinvestment of dividends	560,945	5,749,689	-	-
Redeemed	(15,258,681)	(172,394,190)	(10,000)	(101,100)

Net increase (decrease)	(1,300,635)	$(24,503,478)	93,136,001	$937,591,399

*	Fund commenced operations on September 15, 2016.

116

Notes to Financial Statements (Continued)

6.	Federal Income Tax Information

At September 30, 2017, the aggregate cost of investments and the unrealized appreciation (depreciation) in the value of all investments owned by the Fund(s), as computed on a federal income tax basis, were as follows:

	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Bond and Income Asset Fund	$292,680,592	$1,906,262	$(6,712,898)	$(4,806,636)
Equity Asset Fund	997,726,739	149,091,145	(26,792,613)	122,298,532

Net capital loss carryforwards may be applied against any net realized taxable gains in succeeding years, subject to the carryforward period limitations, where applicable. On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President. The Modernization Act changed the capital loss carryforward rules as they relate to regulated investment companies. Capital losses generated in tax years beginning after the date of enactment may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for up to eight tax years as short-term capital losses. The provisions affecting the utilization of capital loss carryforwards under the Modernization Act also require the utilization of post-enactment losses prior to the utilization of pre-enactment losses.

At September 30, 2017, the following Fund(s) had post-enactment accumulated capital loss carryforwards:

	Short Term Capital Loss Carryforward	Long Term Capital Loss Carryforward
Bond and Income Asset Fund	$2,993,823	$62,509

Net capital loss carryforwards for the Fund(s) shown in the above table are from post-enactment years and are, therefore, not subject to the eight-year carryforward period and possible expiration.

Generally accepted accounting principles in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital.

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended September 30, 2017, was as follows:

	Ordinary Income	Long Term Capital Gain	Return of Capital
Bond and Income Asset Fund	$1,297,494	$-	$-
Equity Asset Fund	5,650,457	99,232	-

Capital accounts within the financial statements are periodically adjusted for permanent differences between book and tax accounting. These adjustments have no impact on net assets or the results of operations. Temporary book and tax accounting differences will reverse in subsequent periods. At September 30, 2017, temporary book and tax accounting differences were primarily attributable to investments in forward contracts, futures contracts, premium amortization accruals, passive foreign investment companies, non-taxable dividends basis adjustments, the deferral of wash sale losses, deferred Trustee compensation, partnership basis adjustments, corporate action basis adjustments, and treasury inflation protected securities.

117

Notes to Financial Statements (Continued)

At September 30, 2017, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gain (Capital Loss Carryover)	Other Temporary Differences	Unrealized Appreciation (Depreciation)
Bond and Income Asset Fund	$2,632,358	$(3,056,332)	$(7,578)	$(4,803,631)
Equity Asset Fund	46,458,999	6,540,271	(30,826)	122,313,057

During the year ended September 30, 2017, the following amounts were reclassified due to permanent differences between book and tax accounting:

	Paid-in Capital	Accumulated Net Realized Gain (Loss) on Investments	Undistributed Net Investment Income (Loss)
Bond and Income Asset Fund	$14	$(1,035,458)	$1,035,444
Equity Asset Fund	(53,454)	(182,089)	235,543

The Funds did not have any unrecognized tax benefits at September 30, 2017, nor were there any increases or decreases in unrecognized tax benefits for the year then ended. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statements of Operations. During the year ended September 30, 2017, the Funds did not incur any such interest or penalties. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed to date for Funds in existence less than three years. Foreign taxes are provided for based on the Funds’ understanding of the tax rules and rates that exist in the foreign markets in which they invest.

7.	Indemnifications

Under the Funds’ organizational documents, current and former Trustees and Officers are provided with specified rights to indemnification against liabilities arising in connection with the performance of their duties to the Funds, and shareholders are indemnified against personal liability for obligations of the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

8.	New Accounting Pronouncements

In October 2016, the Securities and Exchange Commission (“SEC”) released its Final Rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduces two new regulatory reporting forms for investment companies — Form N-PORT and Form N-CEN — also contains amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments, for all reporting periods ending after August 1, 2017. Management is still evaluating the impact of the Rule; however, the Funds have adopted the Rule’s Regulations S-X amendments and the Funds’ financial statements are in compliance with those amendments.

In March 2017, FASB issued Accounting Standards Update 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”). For entities that hold callable debt securities at a premium, ASU 2017-08 requires that the premium be amortized to the earliest call date. ASU 2017-08 would first be effective for fiscal years beginning after December 15, 2018, and interim periods within those fiscal years. Management is still evaluating the potential impact of ASU 2017-08 but believes that adoption of ASU 2017-08 will not have a material effect on each Fund’s financial position or its results of operations.

9.	Subsequent Events

In preparation of these financial statements, management has evaluated the events and transactions subsequent to September 30, 2017, through the date when the financial statements were issued, and determined that there are no subsequent events or transactions that would require adjustments to or disclosures in the Funds’ financial statements.

118

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MassMutual Select Funds and Shareholders of the MM Select Bond and Income Asset Fund and the MM Select Equity Asset Fund (collectively, the “Funds”):

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Funds as of September 30, 2017, the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and for the period from the commencement of operations, September 15, 2016, through September 30, 2016. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2017, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2017, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for the year then ended and for the period from the commencement of operations, September 15, 2016, through September 30, 2016, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

November 22, 2017

119

Trustees and Officers (Unaudited)

The following table lists the Trust’s Trustees and Officers; their address and age; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in registered investment companies. The Trust’s Statement of Additional Information includes additional information about the Trust’s Trustees and is available, without charge, upon request by calling 1-888-309-3539 or by writing MassMutual Select Funds, c/o Massachusetts Mutual Life Insurance Company, 100 Bright Meadow Blvd., Enfield, Connecticut 06082-1981, Attention: MassMutual U.S. Product and Marketing.

Disinterested Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Allan W. Blair Age: 69	Trustee	Since 2003	Retired; President and Chief Executive Officer (1996-2014), Economic Development Council of Western Massachusetts (non-profit development company); President and Chief Executive Officer (1984-2014), Westover Metropolitan Development Corporation (quasi-public development company).	93	Trustee (since 2003), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Nabil N. El-Hage Age: 59	Trustee	Since 2012	Founder and sole member of PR Academy of Executive Education, LLC (since 2016); Chairman (2011-2016), Academy of Executive Education, LLC (predecessor to PR Academy of Executive Education, LLC).	93	Director (2011-2015), Argo Group International Holdings, Ltd. (underwriter of specialty insurance and reinsurance products); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2005), Chairman (2006-2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2003), Chairman (2006-2012), MassMutual Premier Funds (open-end investment company).

Maria D. Furman Age: 63	Trustee	Since 2012	Retired.	93	Trustee (since 2011), GMO Series Trust (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2005), MML Series Investment Fund II (open-end investment company); Trustee (since 2004), MassMutual Premier Funds (open-end investment company).

R. Alan Hunter, Jr. Age: 70	Chairperson Trustee	Since 2016 Since 2003	Retired.	93	Director (since 2007), Actuant Corporation (diversified industrial company); Chairperson (since 2016), Trustee (since 2003), MML Series Investment Fund (open-end investment company); Chairperson (since 2016), Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Chairperson (since 2016), Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

120

Trustees and Officers (Unaudited) (Continued)

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
C. Ann Merrifield Age: 66	Trustee	Since 2012	Retired; President and Chief Executive Officer (2012-2014), PathoGenetix (genomics company).	93	Director (since 2015), Juniper Pharmaceuticals Inc. (specialty pharmaceutical company); Director (since 2014), Flexion Therapeutics (specialty pharmaceutical company); Director (since 2014), InVivo Therapeutics (research and clinical-stage biomaterials and biotechnology company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2005), MML Series Investment Fund II (open-end investment company); Trustee (since 2004), MassMutual Premier Funds (open-end investment company).

Susan B. Sweeney Age: 65	Trustee	Since 2009	Retired; Senior Vice President and Chief Investment Officer (2010-2014), Selective Insurance Group (property and casualty company).	95^	Trustee (since 2012), Barings Corporate Investors (closed-end investment company); Trustee (since 2012), Barings Participation Investors (closed-end investment company); Trustee (since 2009), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Interested Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Teresa Hassara^^ Age: 55	Trustee	Since 2017	Director (since 2017), MML Advisers; Head of Workplace Solutions (since 2017), MassMutual; President of Institutional Retirement (2009-2016), TIAA-CREF.	93

Trustee (since 2017), MML Series Investment Fund (open-end investment company); Trustee (since 2017), MML Series Investment Fund II (open-end investment company); Trustee (since 2017), MassMutual Premier Funds (open-end investment company).

121

Trustees and Officers (Unaudited) (Continued)

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Robert E. Joyal^^^ Age: 72	Trustee	Since 2003	Retired.	95^	Director (since 2013), Leucadia National Corporation (holding company); Director (since 2012), Ormat Technologies, Inc. (provider of alternative and renewable energy technology); Director (2006-2014), Jefferies Group LLC (investment bank); Trustee (since 2003), Barings Corporate Investors (closed-end investment company); Trustee (since 2003), Barings Participation Investors (closed-end investment company); Trustee (since 2003), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Principal Officers who are Not Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Joseph Fallon Age: 42	Vice President Assistant Vice President	Since 2017 2015- 2017	Investment Director (since 2014), MML Advisers; Head of Investment Consulting & Strategy (since 2017), Investment Director (2006-2017), MassMutual; Vice President (since 2017), Assistant Vice President (2015-2017), MML Series Investment Fund (open-end investment company); Vice President (since 2017), Assistant Vice President (2015-2017), MML Series Investment Fund II (open-end investment company); Vice President (since 2017), Assistant Vice President (2015-2017), MassMutual Premier Funds (open-end investment company);	93

Andrew M. Goldberg Age: 51	Vice President, Secretary, and Chief Legal Officer Assistant Secretary	Since 2008 2001- 2008	Assistant Vice President and Counsel (since 2004), MassMutual; Secretary (since 2015), Assistant Secretary (2013-2015), MML Advisers; Vice President, Secretary, and Chief Legal Officer (since 2008), Assistant Secretary (2001-2008), MML Series Investment Fund (open-end investment company); Vice President, Secretary (formerly known as “Clerk”), and Chief Legal Officer (since 2008), Assistant Clerk (2005-2008), MML Series Investment Fund II (open-end investment company); Vice President, Secretary (formerly known as “Clerk”), and Chief Legal Officer (since 2008), Assistant Clerk (2004-2008), MassMutual Premier Funds (open-end investment company).	93

Renee Hitchcock Age: 46	Chief Financial Officer and Treasurer Assistant Treasurer	Since 2016 2007- 2016	Assistant Vice President (since 2015), Director (2007-2015), MassMutual; Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MML Series Investment Fund (open-end investment company); Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MML Series Investment Fund II (open-end investment company); Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MassMutual Premier Funds (open-end investment company).	93

Jill Nareau Robert Age: 45	Vice President and Assistant Secretary Assistant Secretary	Since 2017 2008- 2017	Assistant Vice President and Counsel (since 2009), MassMutual; Assistant Secretary (since 2015), MML Advisers; Vice President and Assistant Secretary (since 2017), Assistant Secretary (2008-2017), MML Series Investment Fund (open-end investment company); Vice President and Assistant Secretary (since 2017), Assistant Secretary (formerly known as “Assistant Clerk”) (2008-2017), MML Series Investment Fund II (open-end investment company); Vice President and Assistant Secretary (since 2017), Assistant Secretary (formerly known as “Assistant Clerk”) (2008-2017), MassMutual Premier Funds (open-end investment company).	93

122

Trustees and Officers (Unaudited) (Continued)

Name, Address*, and Age	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Douglas Steele Age: 42	Vice President	Since 2016	Vice President and Head of Investment Management (since 2017), Head of Investment Due Diligence (2016-2017), MML Advisers; Head of Investment Management (since 2017), Assistant Vice President (2013-2017), Investment Director (2005-2013), MassMutual; Vice President (since 2016), MML Series Investment Fund (open-end investment company); Vice President (since 2016), MML Series Investment Fund II (open-end investment company); Vice President (since 2016), MassMutual Premier Funds (open-end investment company).	93

Philip S. Wellman Age: 53	Vice President and Chief Compliance Officer	Since 2007

Vice President and Chief Compliance Officer (since 2013), MML Advisers; Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds) (since 2014), Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds and Investment Advisory) (2008-2014), MassMutual; Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment

Fund II (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MassMutual Premier Funds

(open-end investment company).

				93

Eric H. Wietsma Age: 51	President Vice President	Since 2008 2006- 2008	Director and President (since 2013), MML Advisers; Senior Vice President (since 2010), MassMutual; Vice President (since 2006), MML Series Investment Fund (open-end investment company); Vice President (since 2006), MML Series Investment Fund II (open-end investment company); President (since 2008), Vice President (2006-2008), MassMutual Premier Funds (open-end investment company).	93

Tina Wilson Age: 46	Vice President	Since 2016	Vice President and Head of Investments (since 2016), MML Advisers; Senior Vice President (since 2014), Vice President (2009-2014), MassMutual; President (since 2017), Vice President (2016-2017), MML Series Investment Fund (open-end investment company); President (since 2017), Vice President (2016-2017), MML Series Investment Fund II (open-end investment company); Vice President (since 2016), MassMutual Premier Funds (open-end investment company).	93

*	The address of each Trustee and Principal Officer is the same as that for the Trust; 100 Bright Meadow Blvd., Enfield, CT 06082-1981.

**	Each Trustee of the Trust serves until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor or until he or she dies, resigns, or is removed. Notwithstanding the foregoing, unless the Trustees determine that it is desirable and in the best interest of the Trust that an exception to the retirement policy of the Trust be made, a Trustee shall retire and cease to serve as a Trustee upon the conclusion of the calendar year in which such Trustee attains the age of seventy-five years, however, with the exception of Mr. Robert E. Joyal, an interested Trustee of the Trust shall no longer serve as a Trustee if or when they are no longer an employee of MassMutual or an affiliate.

The Chairperson is elected to hold such office for a term of three years or until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she retires, dies, resigns, is removed, or becomes disqualified. The Chairperson shall hold office at the pleasure of the Trustees.

^	Barings Participation Investors and Barings Corporate Investors are deemed to be a part of the Fund Complex, because they are managed by Barings LLC, an affiliate of MML Advisers.

^^	Ms. Hassara is an “Interested Person,” as that term is defined in the 1940 Act, as an employee of MassMutual.

^^^	Mr. Joyal is an Interested Person through his position as a director of Leucadia National Corporation, which controls Jefferies Group LLC, a broker-dealer that may execute portfolio transactions and/or engage in principal transactions with the Funds, other investment companies advised by MML Advisers or holding themselves out to investors as related companies for purposes of investment or investor services, or any other advisory accounts over which MML Advisers has brokerage placement discretion.

#	The President, Treasurer, and Secretary and such other officers as the Trustees may in their discretion from time to time elect are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she dies, resigns, is removed, or becomes disqualified. Each officer shall hold office at the pleasure of the Trustees.

123

Federal Tax Information (Unaudited)

For corporate shareholders, a portion of the ordinary dividends paid during the Fund(s)’ year ended September 30, 2017, qualified for the dividends received deduction, as follows:

Dividends Received Deductions
MM Select Equity Asset Fund	16.48%

Under Section 854(b)(2) of the Code, the Fund(s) hereby designate the following maximum amounts as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the year ended September 30, 2017:

Qualified Dividend Income
MM Select Equity Asset Fund	$20,407,200

124

Other Information (Unaudited)

Proxy Voting

A description of the policies and procedures that each Fund’s investment adviser and subadviser use to vote proxies relating to the Fund’s portfolio securities is available, without charge, upon request, by calling 1-888-309-3539, and on the SEC’s EDGAR database on its website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, on the MassMutual website at http://www.massmutual.com/funds and on the SEC’s EDGAR database on its website at http://www.sec.gov.

Quarterly Reporting

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s EDGAR database on its website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

125

Other Information (Unaudited)

Fund Expenses September 30, 2017

Expense Examples:

The following information is in regards to expenses for the six months ended September 30, 2017:

As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemptions; and (2) ongoing costs, including advisory fees, distribution and/or service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested for the six months ended September 30, 2017.

Actual Expenses:

The first four columns of the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Operating Expenses Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:

The last two columns of the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the last two columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Bond and Income Asset Fund
Class I	$1,000	0.24%	$1,012.40	$1.21	$1,023.90	$1.22
Equity Asset Fund
Class I	1,000	0.25%	1,092.20	1.31	1,023.80	1.27

*	Expenses are calculated using the annualized expense ratio for the six months ended September 30, 2017, multiplied by the average account value over the period, multiplied by 183 days in the period, divided by 365 days in the year, unless stated otherwise.

126

Underwriter: MML Distributors, LLC 100 Bright Meadow Blvd. Enfield, CT 06082-1981

© 2017 Massachusetts Mutual Life Insurance Company (MassMutual), Springfield, MA 01111-0001. All rights reserved. www.massmutual.com. Investment Adviser: MML Investment Advisers, LLC	RS-43519-00

Item 2. Code of Ethics.

As of September 30, 2017, the Registrant adopted a Code of Ethics that applies to the Principal Executive Officer and Principal Financial Officer pursuant to the Sarbanes-Oxley Act of 2002. For the year ended September 30, 2017, there were no reportable amendments to a provision of the Code of Ethics. A copy of its Code of Ethics is filed with this Form N-CSR under Item 13(a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that Susan B. Sweeney and Nabil N. El-Hage, both members of the Audit Committee, are audit committee financial experts as defined by the Securities and Exchange Commission (the “SEC”). Ms. Sweeney and Mr. El-Hage are both “independent” as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services.

References below to Deloitte & Touche LLP include its affiliates where applicable.

(a)

AUDIT FEES: The aggregate fees billed to the Registrant for professional services rendered by its independent auditors, Deloitte & Touche LLP, for the audit of the Registrant’s annual financial statements for the fiscal years ended 2017 and 2016 were $1,211,498 and $1,101,835, respectively.

(b)

AUDIT RELATED FEES: No such fees were billed to the Registrant by Deloitte & Touche LLP for the fiscal years ended 2017 and 2016. No such fees were billed to the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant by Deloitte & Touche LLP* for the fiscal years ended 2017 and 2016.

(c)

TAX FEES: The aggregate fees billed to the Registrant for professional services rendered by Deloitte & Touche LLP for the review of Form 1120-RIC, Form 8613, excise distribution projections, distribution calculation and reasonable out of pocket expenses for the fiscal years ended 2017 and 2016 were $208,674 and $183,346, respectively. No such fees were billed to the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant by Deloitte & Touche LLP* for the fiscal years ended 2017 and 2016.

(d)

ALL OTHER FEES: No such fees were billed to the Registrant by Deloitte & Touche LLP for the fiscal years ended 2017 and 2016. No such fees were billed to the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant by Deloitte & Touche LLP* for the fiscal years ended 2017 and 2016.

(e)

(1) AUDIT COMMITTEE PRE-APPOVAL POLICY: All services to be performed for the Registrant by Deloitte & Touche LLP must be pre-approved by the audit committee. All services performed during the fiscal years ended 2017 and 2016 were pre-approved by the committee.

(2) Not applicable.

(f)	Not applicable.
(g)

The aggregate non-audit fees billed by Deloitte & Touche LLP for services rendered to the Registrant, the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant, for the fiscal years ended 2017 and 2016 were $13,386,735 and $3,764,600, respectively.

(h)

The audit committee considers whether the provision of non-audit services by Deloitte & Touche LLP to the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining Deloitte & Touche LLP’s independence.

*	Refers to fees that were required to be approved by the audit committee for services that relate directly to the operations and financial reporting of the Registrant.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6. Investments.

Please see portfolio of investments contained in the Reports to Stockholders included under Item 1 of this form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this filing.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable to this filing.

Item 11. Controls and Procedures.

(a) The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this Form N-CSR, to provide reasonable assurance that the information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the SEC’s rules and forms, based on their evaluation of these disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the Registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

 Not applicable to this filing.

Item 13. Exhibits.

(a)(1) Code of Ethics (Item 2) is attached.

(a)(2) Certifications of the Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) are attached hereto as Exhibit 99CERT.

(a)(3) Not applicable to this filing.

(a)(4) Not applicable to this filing.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 as required by Rule 30a-2(b), under the 1940 Act (17 CFR 270.30a-2(b)), Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.15d-14(b))

and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) are attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	MassMutual Select Funds

By (Signature and Title)	/s/ Eric Wietsma
Eric Wietsma, President and Principal Executive Officer

Date 11/22/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Eric Wietsma
Eric Wietsma, President and Principal Executive Officer

Date 11/22/2017

By (Signature and Title)	/s/ Renee Hitchcock
Renee Hitchcock, Treasurer and Principal Financial Officer

Date 11/22/2017